UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

125 High Street, Suite 732

Boston, MA 02110

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the AB Global Dynamic Allocation Portfolio returned -20.43%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

U.S., international, and emerging-market stocks declined during the annual period ended December 31, 2022. In response to persistently high inflation, central banks—led by the U.S. Federal Reserve (the “Fed”)—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive increases of 0.75%. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks were pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose sharply, and bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Lower than expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the United Kingdom and eurozone, and by the least in Japan. Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporate bonds, underperformed global treasury bonds (“treasuries”)—trailing U.S. Treasuries in the U.S. while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the U.S. and outperforming in the eurozone relative to respective treasury markets. Emerging-market sovereign bonds trailed as the U.S. dollar gained on the vast majority of currencies. Emerging-market corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio seeks to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we seek to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign bonds.

The AB Global Dynamic Allocation Portfolio return was negative and underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the twelve-month period ending on December 31, 2022. During this period, the Portfolio’s interest rate swap overlay position was the major detractor to performance over the period. The Portfolio’s relative overweight allocation to U.S. large-cap stocks also detracted from performance. A relative underweight allocation to U.S. small-cap stocks contributed to performance as did an underweight to international bonds.

The Portfolio began the year modestly overweight equity, motivated by our expectation that pent-up consumer and corporate demand, strong consumer and corporate quality metrics, and supportive policies would continue to support the global economic expansion. The Portfolio was underweight to bonds primarily due to our concerns that strong growth and higher inflation would lead markets to bring forward expectations for the end of extraordinary monetary policies, negatively impacting fixed income investments.

By the end of February, the Portfolio had moved to an underweight to equities. The Omicron COVID-19 surge had resulted in economies delaying their reopening schedules, which made the supply-demand imbalance persist longer than expected. When combined with the fact that inflation had largely surpassed central bank targets, the odds of a monetary policy mistake increased, especially since some of the inflation drivers were not tied to policy measures. Additionally at this time Ukraine-Russia tensions were not only meaningful from a geopolitical tail-risk perspective but also as it related to the upside risks to commodity prices. The team maintained an underweight to equities for the remainder of the year as, inflation continued to unsettle markets. Supply constraints and disruptions related to the various paces at which different parts of the global economy have reopened since the worst of the pandemic continue to push prices higher. Most concerning to central bank policymakers is that the increase in prices moved beyond goods markets that were impacted by supply-chain or commodity-related disruptions. Service prices in the western world have surged as well, making it clear that slowing demand will be necessary to bring the global economy back into equilibrium.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period with an underweight to risk assets, including developed market equities and real assets, although the Portfolio did begin to moderate that underweight in December. The Portfolio maintained its tactical underweight to bonds, as rising rates and upside risks of inflation suggest to us that bond yields may continue to rise. However, we continue to closely monitor the underweight due to the sharp repricing in monetary policy rate expectations as well as emerging signs that the primary drivers of extreme inflation are easing. The Portfolio also increased its overweight to emerging market equities as China’s zero-COVID policy was abandoned and growth became a priority.

The Portfolio was overweight cash at the end of the period. The Portfolio held an overweight to the Canadian dollar, the Australian dollar and the Japanese yen. The Portfolio was underweight the U.S. dollar, British pound sterling, and the Swiss franc.

Daniel Loewy

Alexander Barenboym

Caglasu Altunkopru

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
AB Global Dynamic Allocation Portfolio
Class B	-20.43	0.26	3.65
Dow Jones Moderate Portfolio Index	-14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Information Technology	8.6
Financials	7.9
Health Care	7.6
Real Estate	6.5
Industrials	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	29.8
Foreign Government	9.8
U.S. Treasury	1.2

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.90%	$1,000.00	$977.10	$4.49
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—57.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus SE	30,560	$3,633,653
BAE Systems plc	161,589	1,670,053
Boeing Co. (The) (a) (b)	12,177	2,319,597
Dassault Aviation S.A.	1,303	221,079
Elbit Systems, Ltd.	1,374	223,591
General Dynamics Corp.	4,906	1,217,228
Howmet Aerospace, Inc.	8,065	317,842
Huntington Ingalls Industries, Inc.	871	200,922
Kongsberg Gruppen ASA	4,670	198,201
L3Harris Technologies, Inc.	4,174	869,068
Lockheed Martin Corp.	5,148	2,504,450
MTU Aero Engines AG	2,770	599,540
Northrop Grumman Corp.	3,173	1,731,220
Raytheon Technologies Corp.	32,211	3,250,734
Rheinmetall AG	2,266	451,353
Rolls-Royce Holdings plc (a)	429,778	481,175
Safran S.A.	17,671	2,208,225
Singapore Technologies Engineering, Ltd.	79,154	198,105
Textron, Inc.	4,615	326,742
Thales S.A.	5,521	705,785
TransDigm Group, Inc.	1,124	707,727

		24,036,290

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc. (b)	2,703	247,487
Deutsche Post AG	51,248	1,929,069
DSV A/S	9,679	1,535,148
Expeditors International of Washington, Inc. (b)	3,569	370,891
FedEx Corp.	5,215	903,238
Nippon Express Holdings, Inc.	4,003	228,281
SG Holdings Co., Ltd.	14,938	208,235
United Parcel Service, Inc. - Class B	15,966	2,775,529
Yamato Holdings Co., Ltd.	14,728	234,135

		8,432,013

Airlines—0.1%
Alaska Air Group, Inc. (a)	2,765	118,729
American Airlines Group, Inc. (a) (b)	14,177	180,331
ANA Holdings, Inc. (a) (b)	8,348	177,845
Delta Air Lines, Inc. (a)	13,988	459,646
Deutsche Lufthansa AG (a)	30,305	251,841
Japan Airlines Co., Ltd. (a) (b)	7,368	151,145
Qantas Airways, Ltd. (a)	46,854	188,647
Singapore Airlines, Ltd.	69,272	285,472
Southwest Airlines Co. (a)	12,944	435,824
United Airlines Holdings, Inc. (a)	7,128	268,726

		2,518,206

Auto Components—0.2%
Aisin Corp.	7,661	204,055
Aptiv plc (a)	5,910	550,398
BorgWarner, Inc.	5,167	207,972
Bridgestone Corp. (b)	29,519	1,050,927
Cie Generale des Etablissements Michelin SCA	35,074	975,299
Continental AG	5,753	343,718

Auto Components—(Continued)
Denso Corp.	22,405	1,098,329
Koito Manufacturing Co., Ltd.	10,597	157,851
Sumitomo Electric Industries, Ltd.	36,700	416,313
Valeo	10,728	191,224

		5,196,086

Automobiles—1.1%
Bayerische Motoren Werke AG	17,118	1,527,870
Ferrari NV	6,517	1,394,351
Ford Motor Co.	86,157	1,002,006
General Motors Co.	31,808	1,070,021
Honda Motor Co., Ltd.	84,286	1,927,128
Isuzu Motors, Ltd.	29,975	350,106
Mazda Motor Corp.	28,829	217,919
Mercedes-Benz Group AG	41,483	2,722,261
Nissan Motor Co., Ltd.	119,232	375,133
Renault S.A. (a)	9,903	329,949
Stellantis NV (Milan-Traded Shares)	113,776	1,611,629
Subaru Corp.	31,906	489,582
Suzuki Motor Corp.	19,059	613,188
Tesla, Inc. (a) (b)	58,104	7,157,251
Toyota Motor Corp.	548,263	7,493,187
Volkswagen AG	1,551	245,196
Volvo Car AB - Class B	30,212	138,029
Yamaha Motor Co., Ltd. (b)	15,324	348,238

		29,013,044

Banks—3.6%
ABN AMRO Bank NV	20,880	288,388
AIB Group plc	55,286	213,109
ANZ Group Holdings, Ltd.	154,578	2,490,084
Banco Bilbao Vizcaya Argentaria S.A.	313,680	1,894,243
Banco Santander S.A.	868,267	2,600,316
Bank Hapoalim B.M.	64,688	583,573
Bank Leumi Le-Israel B.M.	79,293	660,969
Bank of America Corp.	152,504	5,050,932
Bank of Ireland Group plc	55,335	524,670
Banque Cantonale Vaudoise	1,558	149,636
Barclays plc	831,061	1,597,786
BNP Paribas S.A.	57,434	3,268,415
BOC Hong Kong Holdings, Ltd.	190,064	646,087
CaixaBank S.A.	229,203	899,686
Chiba Bank, Ltd. (The)	26,875	196,963
Citigroup, Inc.	42,250	1,910,968
Citizens Financial Group, Inc.	10,813	425,708
Comerica, Inc.	2,854	190,790
Commerzbank AG (a)	54,675	517,003
Commonwealth Bank of Australia	87,970	6,140,402
Concordia Financial Group, Ltd.	55,194	230,946
Credit Agricole S.A.	62,167	655,305
Danske Bank A/S	35,710	703,508
DBS Group Holdings, Ltd.	93,646	2,370,781
DNB Bank ASA	48,092	952,132
Erste Group Bank AG	17,826	568,428
Fifth Third Bancorp	14,969	491,133
FinecoBank Banca Fineco S.p.A.	31,337	522,248

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
First Republic Bank	3,986	$485,854
Hang Seng Bank, Ltd.	39,611	655,866
HSBC Holdings plc (Hong Kong-Traded Shares)	1,031,508	6,432,968
Huntington Bancshares, Inc.	31,462	443,614
ING Groep NV	194,765	2,376,213
Intesa Sanpaolo S.p.A.	863,719	1,926,948
Israel Discount Bank, Ltd. - Class A	63,953	336,116
Japan Post Bank Co., Ltd.	20,911	179,671
JPMorgan Chase & Co.	63,975	8,579,047
KBC Group NV	12,942	830,970
KeyCorp	20,346	354,427
Lloyds Banking Group plc	3,526,018	1,936,253
M&T Bank Corp.	3,831	555,725
Mediobanca Banca di Credito Finanziario S.p.A.	31,293	300,673
Mitsubishi UFJ Financial Group, Inc.	618,009	4,169,107
Mizrahi Tefahot Bank, Ltd.	7,939	257,186
Mizuho Financial Group, Inc.	124,714	1,762,674
National Australia Bank, Ltd.	163,734	3,317,927
NatWest Group plc	273,275	872,331
Nordea Bank Abp	173,814	1,858,859
Oversea-Chinese Banking Corp., Ltd.	175,061	1,588,473
PNC Financial Services Group, Inc. (The)	8,947	1,413,089
Regions Financial Corp.	20,384	439,479
Resona Holdings, Inc.	110,987	609,710
Shizuoka Financial Group, Inc.	22,629	181,881
Signature Bank	1,373	158,197
Skandinaviska Enskilda Banken AB - Class A	83,152	956,934
Societe Generale S.A.	41,742	1,047,313
Standard Chartered plc	128,852	967,127
Sumitomo Mitsui Financial Group, Inc.	67,518	2,720,589
Sumitomo Mitsui Trust Holdings, Inc.	17,506	610,827
SVB Financial Group (a)	1,289	296,650
Svenska Handelsbanken AB - A Shares	74,916	753,826
Swedbank AB - A Shares	46,829	795,565
Truist Financial Corp.	28,936	1,245,116
U.S. Bancorp	29,496	1,286,321
UniCredit S.p.A.	99,321	1,412,369
United Overseas Bank, Ltd.	61,013	1,399,253
Wells Fargo & Co.	82,747	3,416,624
Westpac Banking Corp.	181,008	2,846,896
Zions Bancorp N.A. (b)	3,283	161,392

		98,684,269

Beverages—1.1%
Anheuser-Busch InBev S.A. (b)	44,907	2,699,727
Asahi Group Holdings, Ltd.	23,594	734,660
Brown-Forman Corp. - Class B	3,989	261,998
Budweiser Brewing Co. APAC, Ltd. (144A)	87,286	274,587
Carlsberg AS - Class B	5,040	667,178
Coca-Cola Co. (The)	84,909	5,401,061
Coca-Cola Europacific Partners plc	10,654	589,379
Coca-Cola HBC AG (a)	10,444	249,289
Constellation Brands, Inc. - Class A	3,476	805,563
Davide Campari-Milano NV	27,024	273,894
Diageo plc	117,721	5,198,475
Heineken Holding NV	5,252	404,401

Beverages—(Continued)
Heineken NV	13,401	1,259,045
Ito En, Ltd.	2,856	104,204
Keurig Dr Pepper, Inc.	18,535	660,958
Kirin Holdings Co., Ltd. (b)	42,568	652,153
Molson Coors Beverage Co. - Class B (b)	4,106	211,541
Monster Beverage Corp. (a) (b)	8,391	851,938
PepsiCo, Inc.	30,107	5,439,131
Pernod Ricard S.A.	10,669	2,097,094
Remy Cointreau S.A.	1,199	202,159
Suntory Beverage & Food, Ltd.	7,195	245,501
Treasury Wine Estates, Ltd.	37,319	344,838

		29,628,774

Biotechnology—0.9%
AbbVie, Inc.	38,572	6,233,621
Amgen, Inc.	11,670	3,065,009
Argenx SE (a)	290	109,279
Argenx SE (a)	2,557	963,537
Biogen, Inc. (a)	3,166	876,729
CSL, Ltd.	24,905	4,856,246
Genmab A/S (a)	3,403	1,441,434
Gilead Sciences, Inc.	27,343	2,347,396
Grifols S.A. (a)	15,123	175,369
Incyte Corp. (a)	4,028	323,529
Moderna, Inc. (a)	7,339	1,318,231
Regeneron Pharmaceuticals, Inc. (a)	2,338	1,686,844
Swedish Orphan Biovitrum AB (a)	8,802	181,857
Vertex Pharmaceuticals, Inc. (a)	5,595	1,615,724

		25,194,805

Building Products—0.4%
A.O. Smith Corp. (b)	2,803	160,444
AGC, Inc. (b)	9,971	330,311
Allegion plc	1,916	201,678
Assa Abloy AB - Class B	51,819	1,114,933
Carrier Global Corp.	18,359	757,309
Cie de Saint-Gobain	25,569	1,255,279
Daikin Industries, Ltd.	12,881	1,981,478
Geberit AG	1,855	878,417
Johnson Controls International plc	15,027	961,728
Kingspan Group plc	8,018	431,715
Lixil Corp.	14,762	224,966
Masco Corp.	4,920	229,616
Nibe Industrier AB - B Shares	77,839	727,874
Rockwool International A/S - B Shares	475	112,052
TOTO, Ltd.	7,351	248,762
Trane Technologies plc	5,055	849,695
Xinyi Glass Holdings, Ltd.	91,957	170,961

		10,637,218

Capital Markets—1.5%
3i Group plc	49,447	802,855
abrdn plc	110,562	251,833
Ameriprise Financial, Inc.	2,360	734,833
Amundi S.A.	3,188	181,144

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
ASX, Ltd.	10,047	$460,742
Bank of New York Mellon Corp. (The)	16,042	730,232
BlackRock, Inc.	3,289	2,330,684
Cboe Global Markets, Inc.	2,314	290,338
Charles Schwab Corp. (The)	33,311	2,773,474
CME Group, Inc.	7,841	1,318,543
Credit Suisse Group AG (b)	225,117	676,356
Daiwa Securities Group, Inc.	68,966	305,735
Deutsche Bank AG	106,851	1,211,103
Deutsche Boerse AG	9,823	1,694,868
EQT AB	15,360	327,358
Euronext NV (144A)	4,421	327,705
FactSet Research Systems, Inc.	829	332,603
Franklin Resources, Inc. (b)	6,197	163,477
Futu Holdings, Ltd. (ADR) (a)	3,147	127,926
Goldman Sachs Group, Inc. (The)	7,447	2,557,151
Hargreaves Lansdown plc	18,035	186,915
Hong Kong Exchanges & Clearing, Ltd.	62,270	2,691,007
Intercontinental Exchange, Inc.	12,183	1,249,854
Invesco, Ltd.	9,924	178,533
Japan Exchange Group, Inc.	25,841	373,465
Julius Baer Group, Ltd. (a)	11,054	642,525
London Stock Exchange Group plc	17,015	1,468,123
Macquarie Group, Ltd.	18,982	2,154,936
MarketAxess Holdings, Inc.	821	228,969
Moody’s Corp.	3,443	959,289
Morgan Stanley	29,213	2,483,689
MSCI, Inc.	1,756	816,838
Nasdaq, Inc.	7,394	453,622
Nomura Holdings, Inc.	149,474	556,355
Northern Trust Corp.	4,546	402,275
Partners Group Holding AG	1,174	1,043,557
Raymond James Financial, Inc.	4,237	452,723
S&P Global, Inc.	7,432	2,489,274
SBI Holdings, Inc.	12,695	243,396
Schroders plc	37,074	194,886
Singapore Exchange, Ltd.	44,322	296,396
St. James’s Place plc	27,963	370,289
State Street Corp.	8,020	622,111
T. Rowe Price Group, Inc.	4,924	537,011
UBS Group AG	173,112	3,226,736

		41,921,734

Chemicals—1.3%
Air Liquide S.A.	27,055	3,848,284
Air Products & Chemicals, Inc.	4,839	1,491,670
Akzo Nobel NV	9,399	627,158
Albemarle Corp.	2,555	554,077
Arkema S.A.	3,073	277,185
Asahi Kasei Corp.	64,435	457,875
BASF SE	47,485	2,357,355
Celanese Corp.	2,175	222,372
CF Industries Holdings, Inc.	4,347	370,364
Chr Hansen Holding A/S	5,516	397,664
Clariant AG (a)	11,234	178,771
Corteva, Inc.	15,677	921,494

Chemicals—(Continued)
Covestro AG	10,063	393,697
Croda International plc	7,227	577,571
Dow, Inc.	15,667	789,460
DuPont de Nemours, Inc. (b)	10,927	749,920
Eastman Chemical Co.	2,679	218,178
Ecolab, Inc.	5,409	787,334
EMS-Chemie Holding AG	363	245,347
Evonik Industries AG	10,896	209,200
FMC Corp.	2,748	342,950
Givaudan S.A.	478	1,457,294
ICL Group, Ltd.	36,600	263,934
International Flavors & Fragrances, Inc. (b)	5,562	583,120
Johnson Matthey plc	9,526	245,230
JSR Corp.	9,171	180,745
Koninklijke DSM NV	9,037	1,107,896
Linde plc (b)	10,872	3,546,229
LyondellBasell Industries NV - Class A	5,551	460,900
Mitsubishi Chemical Group Corp.	66,193	341,994
Mitsui Chemicals, Inc.	9,602	215,324
Mosaic Co. (The)	7,532	330,429
Nippon Paint Holdings Co., Ltd. (b)	42,894	339,410
Nippon Sanso Holdings Corp.	8,783	126,509
Nissan Chemical Corp.	6,592	290,170
Nitto Denko Corp.	7,388	424,991
Novozymes A/S - B Shares	10,592	537,889
OCI NV	5,476	195,408
Orica, Ltd.	22,787	232,849
PPG Industries, Inc.	5,127	644,669
Sherwin-Williams Co. (The)	5,145	1,221,063
Shin-Etsu Chemical Co., Ltd.	19,388	2,362,146
Sika AG	7,551	1,821,976
Solvay S.A.	3,859	391,150
Sumitomo Chemical Co., Ltd.	77,046	275,872
Symrise AG	6,865	746,860
Toray Industries, Inc.	71,695	397,993
Tosoh Corp.	13,185	156,444
Umicore S.A.	10,906	402,356
Yara International ASA	8,612	378,652

		35,697,428

Commercial Services & Supplies—0.2%
Brambles, Ltd.	71,701	588,874
Cintas Corp.	1,876	847,239
Copart, Inc. (a)	9,332	568,226
Dai Nippon Printing Co., Ltd.	11,512	230,789
Rentokil Initial plc	129,712	797,247
Republic Services, Inc.	4,480	577,875
Rollins, Inc.	5,049	184,491
Secom Co., Ltd.	10,867	619,912
Securitas AB - B Shares	24,946	207,664
TOPPAN, Inc.	13,625	201,146
Waste Management, Inc.	8,206	1,287,357

		6,110,820

Communications Equipment—0.3%
Arista Networks, Inc. (a)	5,377	652,499

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Cisco Systems, Inc.	90,336	$4,303,607
F5, Inc. (a)	1,299	186,420
Juniper Networks, Inc.	7,038	224,934
Motorola Solutions, Inc.	3,641	938,322
Nokia Oyj	279,770	1,299,923
Telefonaktiebolaget LM Ericsson - B Shares	150,900	883,726

		8,489,431

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	11,193	320,707
Bouygues S.A.	11,968	359,040
Eiffage S.A.	4,330	426,962
Ferrovial S.A.	25,196	659,111
Kajima Corp.	21,442	249,426
Obayashi Corp.	32,922	248,897
Quanta Services, Inc.	3,120	444,600
Shimizu Corp.	27,984	149,085
Skanska AB - B Shares	17,561	278,751
Taisei Corp.	9,343	300,984
Vinci S.A.	27,805	2,777,025

		6,214,588

Construction Materials—0.2%
CRH plc	39,034	1,545,458
HeidelbergCement AG	7,537	429,860
Holcim AG (a)	28,659	1,477,864
James Hardie Industries plc	23,126	414,203
Martin Marietta Materials, Inc.	1,361	459,977
Vulcan Materials Co.	2,899	507,644

		4,835,006

Consumer Finance—0.1%
American Express Co.	13,085	1,933,309
Capital One Financial Corp.	8,373	778,354
Discover Financial Services	5,959	582,969
Synchrony Financial	10,510	345,358

		3,639,990

Containers & Packaging—0.1%
AMCOR plc	32,783	390,445
Avery Dennison Corp.	1,773	320,913
Ball Corp.	6,857	350,667
International Paper Co.	7,898	273,508
Packaging Corp. of America	2,045	261,576
Sealed Air Corp.	3,168	158,020
SIG Group AG (a)	15,753	345,256
Smurfit Kappa Group plc	12,836	475,579
Westrock Co.	5,548	195,068

		2,771,032

Distributors—0.1%
D’ieteren Group	1,291	248,543
Genuine Parts Co.	3,085	535,278
Jardine Cycle & Carriage, Ltd.	5,108	109,135
LKQ Corp.	5,687	303,743

Distributors—(Continued)
Pool Corp.	864	261,213

		1,457,912

Diversified Consumer Services—0.0%
IDP Education, Ltd.	10,848	200,471

Diversified Financial Services—0.6%
Berkshire Hathaway, Inc. - Class B (a)	39,373	12,162,320
Eurazeo S.E.	2,294	143,188
EXOR NV (a)	5,636	411,411
Groupe Bruxelles Lambert NV	5,171	414,211
Industrivarden AB - A Shares	6,828	166,433
Industrivarden AB - C Shares	8,025	195,257
Investor AB - A Shares	25,875	482,456
Investor AB - B Shares	94,194	1,708,422
Kinnevik AB - B Shares (a)	12,614	174,131
L E Lundbergforetagen AB - B Shares	3,977	169,529
M&G plc	128,202	291,408
Mitsubishi HC Capital, Inc.	33,467	164,868
ORIX Corp.	61,800	996,513
Sofina S.A. (b)	806	178,353
Wendel S.E.	1,411	132,241

		17,790,741

Diversified Telecommunication Services—0.7%
AT&T, Inc. (c)	155,457	2,861,963
Bezeq The Israeli Telecommunication Corp., Ltd.	105,159	181,421
BT Group plc	356,911	484,628
Cellnex Telecom S.A. (a)	28,097	934,383
Deutsche Telekom AG	167,569	3,342,410
Elisa Oyj	7,410	392,771
HKT Trust & HKT, Ltd.	192,145	234,857
Infrastrutture Wireless Italiane S.p.A.	17,038	172,108
Koninklijke KPN NV	169,666	524,940
Lumen Technologies, Inc. (b)	20,779	108,466
Nippon Telegraph & Telephone Corp.	61,795	1,763,881
Orange S.A.	103,143	1,025,592
Singapore Telecommunications, Ltd.	426,901	819,587
Spark New Zealand, Ltd.	96,760	331,663
Swisscom AG	1,341	733,957
Telecom Italia S.p.A. (a)	505,179	117,378
Telefonica Deutschland Holding AG	52,783	130,051
Telefonica S.A.	267,781	969,816
Telenor ASA	36,175	338,191
Telia Co. AB	137,431	351,729
Telstra Corp., Ltd.	209,076	567,754
United Internet AG	4,917	99,412
Verizon Communications, Inc.	91,618	3,609,749

		20,096,707

Electric Utilities—1.0%
Acciona S.A. (b)	1,279	235,239
Alliant Energy Corp.	5,474	302,220
American Electric Power Co., Inc.	11,207	1,064,105
BKW AG	1,092	149,000
Chubu Electric Power Co., Inc.	33,310	344,701

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
CK Infrastructure Holdings, Ltd.	31,935	$167,158
CLP Holdings, Ltd.	84,346	615,455
Constellation Energy Corp.	7,130	614,677
Duke Energy Corp.	16,797	1,729,923
Edison International	8,321	529,382
EDP - Energias de Portugal S.A.	142,580	710,304
Electricite de France S.A.	30,140	387,174
Elia Group S.A.	1,714	243,554
Endesa S.A.	16,405	309,554
Enel S.p.A.	420,492	2,261,527
Entergy Corp.	4,438	499,275
Evergy, Inc.	5,007	315,090
Eversource Energy	7,558	633,663
Exelon Corp.	21,636	935,324
FirstEnergy Corp.	11,842	496,653
Fortum Oyj	22,858	380,765
HK Electric Investments & HK Electric Investments, Ltd.	134,397	88,696
Iberdrola S.A.	312,473	3,655,152
Kansai Electric Power Co., Inc. (The)	36,399	353,328
Mercury NZ, Ltd.	35,029	123,631
NextEra Energy, Inc.	42,862	3,583,263
NRG Energy, Inc.	5,130	163,237
Origin Energy, Ltd.	88,349	463,846
Orsted A/S	9,781	887,399
PG&E Corp. (a)	35,123	571,100
Pinnacle West Capital Corp.	2,466	187,515
Power Assets Holdings, Ltd.	71,721	392,848
PPL Corp.	16,060	469,273
Red Electrica Corp. S.A.	20,882	362,738
Southern Co. (The)	23,190	1,655,998
SSE plc	55,199	1,138,529
Terna - Rete Elettrica Nazionale	72,266	534,896
Tokyo Electric Power Co. Holdings, Inc. (a)	78,928	284,964
Verbund AG	3,516	296,542
Xcel Energy, Inc.	11,933	836,623

		28,974,321

Electrical Equipment—0.6%
ABB, Ltd.	81,262	2,475,060
AMETEK, Inc.	5,008	699,718
Eaton Corp. plc	8,689	1,363,738
Emerson Electric Co.	12,899	1,239,078
Fuji Electric Co., Ltd.	6,558	249,732
Generac Holdings, Inc. (a)	1,392	140,119
Legrand S.A.	13,798	1,110,980
Mitsubishi Electric Corp.	99,908	988,998
Nidec Corp.	23,121	1,204,072
Prysmian S.p.A.	13,227	489,652
Rockwell Automation, Inc.	2,518	648,561
Schneider Electric SE	28,050	3,944,936
Siemens Energy AG (a)	22,506	423,452
Vestas Wind Systems A/S	52,210	1,525,375

		16,503,471

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	12,976	987,993
Azbil Corp.	6,010	152,188
CDW Corp.	2,950	526,811
Corning, Inc.	16,597	530,108
Halma plc	19,683	470,318
Hamamatsu Photonics KK	7,320	352,121
Hexagon AB - B Shares	100,629	1,057,788
Hirose Electric Co., Ltd.	1,550	193,887
Ibiden Co., Ltd.	5,862	213,554
Keyence Corp.	10,060	3,938,537
Keysight Technologies, Inc. (a)	3,926	671,621
Kyocera Corp.	16,595	828,162
Murata Manufacturing Co., Ltd.	29,699	1,489,978
Omron Corp.	9,632	469,786
Shimadzu Corp.	12,198	347,915
TDK Corp.	20,109	652,959
TE Connectivity, Ltd.	6,977	800,960
Teledyne Technologies, Inc. (a)	1,022	408,708
Trimble, Inc. (a)	5,403	273,176
Venture Corp., Ltd.	14,051	179,137
Yokogawa Electric Corp.	11,868	188,027
Zebra Technologies Corp. - Class A (a)	1,130	289,743

		15,023,477

Energy Equipment & Services—0.1%
Baker Hughes Co.	22,072	651,786
Halliburton Co.	19,785	778,540
Schlumberger NV. (b)	30,855	1,649,508
Tenaris S.A.	24,254	425,646

		3,505,480

Entertainment—0.6%
Activision Blizzard, Inc.	15,530	1,188,821
Bollore SE	45,760	256,439
Capcom Co., Ltd.	8,941	286,750
Electronic Arts, Inc.	5,762	704,001
Embracer Group AB (a)	32,848	148,486
Koei Tecmo Holdings Co., Ltd.	5,964	107,492
Konami Group Corp.	4,838	219,996
Live Nation Entertainment, Inc. (a)	3,100	216,194
Netflix, Inc. (a)	9,701	2,860,631
Nexon Co., Ltd. (b)	24,609	548,942
Nintendo Co., Ltd.	57,071	2,389,883
Sea, Ltd. (ADR) (a)	18,682	972,024
Square Enix Holdings Co., Ltd.	4,457	206,935
Take-Two Interactive Software, Inc. (a)	3,418	355,916
Toho Co., Ltd.	5,816	225,058
UBISOFT Entertainment S.A. (a)	4,940	140,222
Universal Music Group NV	37,501	905,243
Walt Disney Co. (The) (a)	39,771	3,455,304
Warner Bros Discovery, Inc. (a) (b)	48,193	456,870

		15,645,207

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—5.4%
Abacus Property Group	46,408	$83,038
abrdn Property Income Trust, Ltd.	35,098	26,529
Acadia Realty Trust (b)	8,514	122,176
Activia Properties, Inc.	68	213,298
Advance Logistics Investment Corp.	61	67,101
Advance Residence Investment Corp.	119	307,342
Aedifica S.A.	3,665	298,282
AEON REIT Investment Corp.	157	184,340
Agree Realty Corp. (b)	8,004	567,724
AIMS APAC REIT	51,650	47,854
Alexander & Baldwin, Inc.	6,603	123,674
Alexandria Real Estate Equities, Inc.	18,146	2,643,328
Allied Properties Real Estate Investment Trust	11,629	219,869
American Assets Trust, Inc.	4,473	118,535
American Homes 4 Rent Trust - Class A - Class A	28,328	853,806
American Tower Corp.	10,157	2,151,862
Americold Realty Trust, Inc. (b)	24,740	700,389
Apartment Income REIT Corp.	13,775	472,620
Apartment Investment & Management Co. - Class A	13,696	97,516
Apple Hospitality REIT, Inc.	19,677	310,503
Arena REIT	29,726	76,678
Argosy Property, Ltd.	77,321	57,261
Armada Hoffler Properties, Inc.	6,104	70,196
Artis Real Estate Investment Trust (b)	7,378	49,096
Ascencio	442	24,857
Ascendas Real Estate Investment Trust	488,093	999,316
Assura plc	267,790	176,519
AvalonBay Communities, Inc.	15,925	2,572,206
Balanced Commercial Property Trust, Ltd.	50,301	53,681
Big Yellow Group plc	15,553	215,901
Boardwalk Real Estate Investment Trust (b)	3,406	124,342
Boston Properties, Inc.	17,526	1,184,407
Brandywine Realty Trust	15,501	95,331
British Land Co. plc (The)	129,862	620,947
Brixmor Property Group, Inc.	27,427	621,770
Broadstone Net Lease, Inc. (b)	15,836	256,702
BWP Trust	44,848	119,316
Camden Property Trust	11,885	1,329,694
Canadian Apartment Properties (b)	15,603	491,829
Capital & Counties Properties plc	67,746	87,256
CapitaLand Ascott Trust	182,800	143,404
CapitaLand Integrated Commercial Trust	740,693	1,129,394
CareTrust REIT, Inc.	8,828	164,024
Carmila S.A. (a)	5,267	75,182
CDL Hospitality Trusts	80,544	75,245
Centerspace (b)	1,352	79,322
Centuria Industrial REIT	48,283	102,458
Centuria Office REIT	42,559	44,309
Champion REIT	183,706	72,402
Charter Hall Long Wale REIT	60,599	180,594
Charter Hall Retail REIT	45,224	116,097
Charter Hall Social Infrastructure REIT	30,476	70,459
Choice Properties Real Estate Investment Trust (b)	23,543	256,643
Civitas Social Housing plc	56,313	42,992
Cofinimmo S.A.	2,971	266,931
Comforia Residential REIT, Inc.	60	135,209
Community Healthcare Trust, Inc. (b)	2,159	77,292

Equity Real Estate Investment Trusts—(Continued)
Corporate Office Properties Trust	10,284	266,767
Cousins Properties, Inc.	13,860	350,519
Covivio	7,113	423,532
CRE Logistics REIT, Inc.	49	68,579
Crombie Real Estate Investment Trust (b)	9,470	110,926
Cromwell European Real Estate Investment Trust	29,400	47,169
Cromwell Property Group	130,735	59,213
Crown Castle, Inc.	9,447	1,281,391
CT Property Trust, Ltd.	21,324	17,702
CubeSmart (b)	20,551	827,178
Custodian Reit PLC	37,346	42,139
Daiwa House REIT Investment Corp.	310	691,900
Daiwa Office Investment Corp.	25	121,573
Daiwa Securities Living Investments Corp.	191	166,772
Derwent London plc	10,257	293,865
Dexus	154,802	813,762
Dexus Industria REIT	19,570	38,240
DiamondRock Hospitality Co.	19,183	157,109
Digital Realty Trust, Inc. (b)	32,700	3,278,829
Douglas Emmett, Inc. (b)	15,534	243,573
Dream Industrial Real Estate Investment Trust (b)	22,568	194,845
Easterly Government Properties, Inc. (b)	8,341	119,026
EastGroup Properties, Inc.	3,822	565,885
Empire State Realty Trust, Inc. - Class A (b)	12,175	82,060
Empiric Student Property plc	54,022	55,000
EPR Properties (b)	6,794	256,270
Equinix, Inc.	10,503	6,879,780
Equity Commonwealth	9,590	239,462
Equity LifeStyle Properties, Inc.	16,345	1,055,887
Equity Residential	41,483	2,447,497
ESR-LOGOS REIT	495,957	136,519
Essential Properties Realty Trust, Inc. (b)	12,856	301,730
Essex Property Trust, Inc.	7,441	1,576,897
Eurocommercial Properties NV	4,673	112,727
Extra Space Storage, Inc.	15,158	2,230,954
Far East Hospitality Trust	89,650	41,380
Federal Realty Investment Trust	8,967	906,026
First Capital Real Estate Investment Trust	19,487	241,932
First Industrial Realty Trust, Inc.	12,097	583,801
Fortune Real Estate Investment Trust	126,130	102,455
Four Corners Property Trust, Inc. (b)	7,608	197,275
Frasers Centrepoint Trust	99,400	155,954
Frasers Logistics & Industrial Trust	261,150	225,638
Frontier Real Estate Investment Corp. (b)	45	175,058
Fukuoka REIT Corp.	67	86,922
Gaming and Leisure Properties, Inc.	22,484	1,171,192
Gecina S.A.	7,149	728,372
Getty Realty Corp. (b)	3,852	130,390
Global Net Lease, Inc.	9,515	119,604
Global One Real Estate Investment Corp.	88	72,225
GLP J-REIT	631	725,970
Goodman Group	87,498	1,027,981
Goodman Property Trust	101,061	128,841
GPT Group (The)	275,749	787,593
Granite Real Estate Investment Trust	5,466	278,871
Great Portland Estates plc	19,807	118,237
Growthpoint Properties Australia, Ltd.	25,616	51,899

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
H&R Real Estate Investment Trust (b)	24,280	$217,157
Hamborner REIT AG	6,533	47,086
Hammerson plc	357,778	102,696
Hankyu Hanshin REIT, Inc.	62	72,037
Health Care & Medical Investment Corp.	33	45,140
Healthcare Realty Trust, Inc. - Class A	34,868	671,906
Healthpeak Properties, Inc.	61,402	1,539,348
Heiwa Real Estate REIT, Inc.	89	102,548
Highwoods Properties, Inc.	9,532	266,705
Home Invest Belgium S.A.	850	19,859
Home Reit plc	72,879	33,557
HomeCo Daily Needs	159,443	139,324
Hoshino Resorts REIT, Inc.	24	129,370
Host Hotels & Resorts, Inc. (b)	80,759	1,296,182
Hotel Property Investments, Ltd.	17,583	42,588
Hudson Pacific Properties, Inc. (b)	12,658	123,162
Hulic REIT, Inc.	117	145,664
ICADE	3,001	129,760
Ichigo Office REIT Investment Corp.	108	69,828
Immobiliare Grande Distribuzione SIIQ S.p.A.	5,971	19,894
Impact Healthcare Reit plc	28,723	36,385
Independence Realty Trust, Inc.	20,549	346,456
Industrial & Infrastructure Fund Investment Corp.	175	202,391
Ingenia Communities Group	33,956	103,193
Inmobiliaria Colonial Socimi S.A.	31,333	202,336
Innovative Industrial Properties, Inc.	2,542	257,632
InterRent Real Estate Investment Trust	12,021	113,640
Intervest Offices & Warehouses NV	2,150	44,241
InvenTrust Properties Corp. (b)	6,152	145,618
Invincible Investment Corp.	450	173,952
Invitation Homes, Inc.	68,828	2,040,062
Irish Residential Properties REIT plc	40,957	48,835
Iron Mountain, Inc. (b)	6,341	316,099
Japan Excellent, Inc. (b)	114	113,779
Japan Hotel REIT Investment Corp.	413	242,954
Japan Logistics Fund, Inc.	82	195,626
Japan Metropolitan Fund Investment Corp.	1,001	795,565
Japan Prime Realty Investment Corp. (b)	85	239,034
Japan Real Estate Investment Corp.	185	810,252
JBG SMITH Properties	9,831	186,592
Kenedix Office Investment Corp.	69	167,720
Kenedix Residential Next Investment Corp.	95	148,356
Kenedix Retail REIT Corp.	56	108,347
Keppel DC REIT	117,557	155,456
Keppel Pacific Oak US REIT	78,050	35,871
Keppel REIT	198,682	135,082
Killam Apartment Real Estate Investment Trust (b)	10,430	124,867
Kilroy Realty Corp.	10,700	413,769
Kimco Realty Corp.	69,101	1,463,559
Kite Realty Group Trust	19,929	419,505
Kiwi Property Group, Ltd.	144,766	83,616
Klepierre S.A. (a)	28,380	656,442
Land Securities Group plc	104,513	786,029
Lar Espana Real Estate Socimi S.A.	5,449	24,650
LaSalle Logiport REIT	165	201,256
Lendlease Global Commercial.	168,324	88,652
Lexington Realty Trust	24,885	249,348

Equity Real Estate Investment Trusts—(Continued)
Life Storage, Inc.	7,756	763,966
Link REIT	303,524	2,228,632
LondonMetric Property plc	87,408	181,935
LTC Properties, Inc. (b)	3,632	129,045
LXI REIT plc	139,176	189,297
Macerich Co. (The) (b)	19,678	221,574
Manulife US Real Estate Investment Trust	147,550	44,308
Mapletree Industrial Trust	173,612	287,961
Mapletree Logistics Trust	469,154	557,508
Mapletree Pan Asia Commercial Trust	330,285	412,177
Medical Properties Trust, Inc. (b)	54,662	608,935
Mercialys S.A.	8,154	85,529
Merlin Properties Socimi S.A.	30,682	289,124
Mid-America Apartment Communities, Inc.	13,104	2,057,197
Mirai Corp.	151	51,826
Mirvac Group	567,366	821,908
Mitsubishi Estate Logistics REIT Investment Corp.	45	144,209
Mitsui Fudosan Logistics Park, Inc.	50	183,233
Montea NV	1,215	87,139
Mori Hills REIT Investment Corp.	146	174,607
Mori Trust Sogo REIT, Inc.	92	102,771
National Health Investors, Inc.	3,788	197,809
National Retail Properties, Inc.	16,378	749,457
National Storage Affiliates Trust	7,784	281,158
National Storage REIT	106,193	167,000
Necessity Retail REIT, Inc. (The)	12,192	72,299
NETSTREIT Corp. (b)	5,000	91,650
NewRiver REIT plc	28,026	26,417
NexPoint Residential Trust, Inc.	2,055	89,434
Nextensa S.A.	341	18,952
Nippon Accommodations Fund, Inc.	43	197,547
Nippon Building Fund, Inc. (b)	222	991,393
Nippon Prologis REIT, Inc.	324	758,799
NIPPON REIT Investment Corp. (b)	40	105,476
Nomura Real Estate Master Fund, Inc.	634	787,353
NorthWest Healthcare Properties Real Estate Investment Trust (b)	19,273	135,224
NSI NV	1,640	40,811
NTT UD REIT Investment Corp.	125	130,573
Office Properties Income Trust	4,379	58,460
Omega Healthcare Investors, Inc. (b)	21,614	604,111
One REIT, Inc.	23	43,932
Orion Office REIT, Inc. (b)	5,183	44,263
Orix JREIT, Inc.	243	344,588
OUE Commercial Real Estate Investment Trust	197,550	49,208
Paramount Group, Inc. (b)	17,107	101,616
Park Hotels & Resorts, Inc.	20,498	241,671
Parkway Life Real Estate Investment Trust	35,600	99,881
Pebblebrook Hotel Trust (b)	11,845	158,605
Phillips Edison & Co., Inc. (b)	10,700	340,688
Physicians Realty Trust (b)	20,853	301,743
Picton Property Income, Ltd. (The)	50,429	48,733
Piedmont Office Realty Trust, Inc. - Class A	11,230	102,979
Precinct Properties New Zealand, Ltd.	122,528	98,186
Primaris Real Estate Investment Trust (b)	9,039	97,733
Primary Health Properties plc	121,386	162,743
Prime US REIT	59,000	23,835
Prologis, Inc.	105,007	11,837,439

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Prosperity REIT	107,900	$27,511
PRS REIT plc (The)	47,579	51,148
Public Storage	17,857	5,003,353
Realty Income Corp. (b)	71,250	4,519,387
Regency Centers Corp.	19,137	1,196,063
Region RE, Ltd.	104,305	192,279
Regional REIT, Ltd. (144A)	40,529	28,879
Residential Secure Income plc (144A)	17,050	17,324
Retail Estates NV	1,001	66,615
Retail Opportunity Investments Corp.	10,993	165,225
Rexford Industrial Realty, Inc.	16,897	923,252
RioCan Real Estate Investment Trust (b)	27,846	434,554
RLJ Lodging Trust	14,644	155,080
RPT Realty (b)	7,619	76,495
Ryman Hospitality Properties, Inc.	4,937	403,748
Sabra Health Care REIT, Inc.	21,101	262,285
Safehold, Inc.	2,465	70,548
Safestore Holdings plc	18,895	216,067
Samty Residential Investment Corp.	37	32,530
Sankei Real Estate, Inc.	43	29,191
SBA Communications Corp.	2,353	659,569
Scentre Group	745,016	1,448,652
Schroder Real Estate Investment Trust, Ltd.	45,227	23,025
Segro plc	172,716	1,596,677
Sekisui House REIT, Inc.	379	214,795
Service Properties Trust (b)	15,023	109,518
Shaftesbury plc	17,075	75,553
Simon Property Group, Inc.	37,205	4,370,843
SITE Centers Corp. (b)	17,789	242,998
SL Green Realty Corp. (b)	5,892	198,678
SmartCentres Real Estate Investment Trust (b)	11,892	235,205
SOSiLA Logistics REIT, Inc.	61	63,573
SPH REIT	99,150	66,325
Spirit Realty Capital, Inc.	12,769	509,866
STAG Industrial, Inc. (b)	16,493	532,889
Star Asia Investment Corp.	148	62,003
Starhill Global REIT	131,450	52,897
Starts Proceed Investment Corp.	23	41,418
Stockland	343,430	848,007
STORE Capital Corp.	23,355	748,761
Stride Property Group	44,398	39,809
Summit Hotel Properties, Inc.	9,562	69,038
Summit Industrial Income REIT	16,187	271,258
Sun Communities, Inc.	11,207	1,602,601
Sunlight Real Estate Investment Trust	99,350	42,799
Sunstone Hotel Investors, Inc. (b)	19,393	187,336
Suntec Real Estate Investment Trust	193,628	199,570
Supermarket Income Reit plc	114,200	141,627
Takara Leben Real Estate Investment Corp.	55	41,509
Tanger Factory Outlet Centers, Inc. (b)	9,276	166,411
Target Healthcare REIT plc	57,123	55,419
Terreno Realty Corp.	6,775	385,294
Tokyu REIT, Inc.	86	135,521
Triple Point Social Housing REIT plc (144A)	33,583	24,883
Tritax Big Box REIT plc	172,204	288,914
Tritax EuroBox plc (144A)	74,396	55,261
UDR, Inc.	36,449	1,411,670

Equity Real Estate Investment Trusts—(Continued)
UK Commercial Property Trust, Ltd.	67,831	47,704
Unibail-Rodamco-Westfield (a)	15,523	809,979
Unibail-Rodamco-Westfield (Interim Shares) (a)	50	2,603
UNITE Group plc (The)	29,394	323,656
United Urban Investment Corp.	274	313,390
Universal Health Realty Income Trust (b)	1,164	55,558
Urban Edge Properties (b)	10,452	147,269
Urban Logistics REIT plc	42,438	69,053
Vastned Retail NV	1,535	34,750
Ventas, Inc.	45,465	2,048,198
Veris Residential, Inc. (a)	7,857	125,162
VICI Properties, Inc.	109,548	3,549,355
Vicinity Centres	547,608	745,085
Vital Healthcare Property Trust	44,835	63,796
Vornado Realty Trust (b)	19,716	410,290
Warehouse Reit plc	36,550	46,132
Warehouses De Pauw NV	22,751	650,557
Washington Real Estate Investment Trust	7,959	141,670
Waypoint REIT	65,653	122,807
Welltower, Inc.	53,681	3,518,790
Wereldhave NV	3,693	49,406
Weyerhaeuser Co.	16,150	500,650
Workspace Group plc	13,176	70,733
WP Carey, Inc. (b)	18,995	1,484,459
Xenia Hotels & Resorts, Inc.	10,427	137,428
Xior Student Housing NV	2,512	77,971

		148,435,723

Food & Staples Retailing—0.7%
Aeon Co., Ltd.	33,832	712,154
Carrefour S.A.	30,695	513,591
Coles Group, Ltd.	69,085	782,372
Costco Wholesale Corp.	9,663	4,411,160
Endeavour Group, Ltd.	69,445	301,587
HelloFresh SE (a)	8,600	188,542
J Sainsbury plc	90,893	238,595
Jeronimo Martins SGPS S.A.	14,597	315,630
Kesko Oyj - B Shares	14,086	311,702
Kobe Bussan Co., Ltd.	7,863	226,972
Koninklijke Ahold Delhaize NV	54,064	1,553,469
Kroger Co. (The)	14,205	633,259
Ocado Group plc (a)	29,266	220,232
Seven & i Holdings Co., Ltd.	38,955	1,666,431
Sysco Corp.	11,114	849,665
Tesco plc	385,920	1,046,331
Walgreens Boots Alliance, Inc. (b)	15,649	584,647
Walmart, Inc.	31,096	4,409,102
Welcia Holdings Co., Ltd.	4,782	111,390
Woolworths Group, Ltd.	62,759	1,433,169

		20,510,000

Food Products—1.2%
Ajinomoto Co., Inc.	23,605	719,746
Archer-Daniels-Midland Co.	12,229	1,135,463
Associated British Foods plc	18,367	349,919
Barry Callebaut AG	187	370,493

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Campbell Soup Co. (b)	4,393	$249,303
Chocoladefabriken Lindt & Spruengli AG	6	617,951
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	54	550,289
Conagra Brands, Inc.	10,473	405,305
Danone S.A.	33,191	1,748,631
General Mills, Inc.	12,996	1,089,715
Hershey Co. (The)	3,204	741,950
Hormel Foods Corp.	6,314	287,603
J.M. Smucker Co. (The) (b)	2,325	368,419
JDE Peet’s NV	5,272	152,382
Kellogg Co.	5,565	396,451
Kerry Group plc - Class A	8,233	742,924
Kikkoman Corp.	7,558	399,510
Kraft Heinz Co. (The) (b)	17,377	707,418
Lamb Weston Holdings, Inc.	3,135	280,144
McCormick & Co., Inc. (b)	5,464	452,911
MEIJI Holdings Co., Ltd.	5,760	295,779
Mondelez International, Inc. - Class A	29,899	1,992,768
Mowi ASA	21,300	363,664
Nestle S.A.	142,175	16,419,148
Nisshin Seifun Group, Inc.	10,030	125,742
Nissin Foods Holdings Co., Ltd.	3,245	256,921
Orkla ASA	38,830	280,544
Salmar ASA	3,356	131,966
Tyson Foods, Inc. - Class A	6,318	393,295
WH Group, Ltd.	422,817	245,985
Wilmar International, Ltd.	99,316	309,418
Yakult Honsha Co., Ltd.	6,672	435,098

		33,016,855

Gas Utilities—0.1%
APA Group	60,602	443,706
Atmos Energy Corp. (b)	3,052	342,038
Enagas S.A. (b)	12,782	212,515
Hong Kong & China Gas Co., Ltd. (b)	575,048	546,719
Naturgy Energy Group S.A.	7,573	196,988
Osaka Gas Co., Ltd.	19,368	313,261
Snam S.p.A.	103,572	502,863
Tokyo Gas Co., Ltd.	20,141	395,949

		2,954,039

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	38,203	4,194,307
Alcon, Inc.	25,835	1,774,464
Align Technology, Inc. (a)	1,585	334,277
Asahi Intecc Co., Ltd.	11,295	186,139
Baxter International, Inc.	10,986	559,956
Becton Dickinson & Co.	6,222	1,582,255
BioMerieux	2,178	229,041
Boston Scientific Corp. (a)	31,231	1,445,058
Carl Zeiss Meditec AG	2,082	262,778
Cochlear, Ltd.	3,415	474,156
Coloplast A/S - Class B	6,143	719,767
Cooper Cos., Inc. (The)	1,076	355,801
Demant A/S (a)	4,844	134,698

Health Care Equipment & Supplies—(Continued)
Dentsply Sirona, Inc.	4,700	149,648
DexCom, Inc. (a)	8,564	969,787
DiaSorin S.p.A.	1,315	184,268
Edwards Lifesciences Corp. (a)	13,524	1,009,026
EssilorLuxottica S.A.	15,036	2,737,997
Fisher & Paykel Healthcare Corp., Ltd.	29,697	422,700
Getinge AB - B Shares	11,826	246,253
Hologic, Inc. (a)	5,446	407,415
Hoya Corp.	18,668	1,806,226
IDEXX Laboratories, Inc.	1,816	740,855
Intuitive Surgical, Inc. (a)	7,790	2,067,077
Koninklijke Philips NV	45,977	690,080
Medtronic plc	28,986	2,252,792
Olympus Corp.	63,150	1,116,220
ResMed, Inc.	3,194	664,767
Siemens Healthineers AG	14,580	729,378
Smith & Nephew plc	44,807	598,611
Sonova Holding AG	2,778	660,989
STERIS plc	2,182	402,994
Straumann Holding AG	5,777	654,206
Stryker Corp.	7,345	1,795,779
Sysmex Corp.	8,697	529,737
Teleflex, Inc.	1,023	255,372
Terumo Corp.	33,377	943,863
Zimmer Biomet Holdings, Inc.	4,577	583,568

		34,872,305

Health Care Providers & Services—1.0%
AmerisourceBergen Corp.	3,391	561,923
Amplifon S.p.A.	6,507	194,384
Cardinal Health, Inc.	5,943	456,838
Centene Corp. (a)	12,469	1,022,583
Chartwell Retirement Residences	21,419	133,513
Cigna Corp.	6,656	2,205,399
CVS Health Corp.	28,640	2,668,962
DaVita, Inc. (a)	1,215	90,724
Elevance Health, Inc.	5,236	2,685,911
Fresenius Medical Care AG & Co. KGaA	10,575	345,889
Fresenius SE & Co. KGaA	21,840	614,466
HCA Healthcare, Inc.	4,696	1,126,852
Henry Schein, Inc. (a)	2,969	237,134
Humana, Inc.	2,761	1,414,156
Laboratory Corp. of America Holdings	1,972	464,366
McKesson Corp.	3,136	1,176,376
Molina Healthcare, Inc. (a)	1,267	418,389
NMC Health plc (a)(d)(e)	8,180	0
Quest Diagnostics, Inc.	2,544	397,983
Ramsay Health Care, Ltd.	9,530	421,234
Sonic Healthcare, Ltd.	23,662	482,449
UnitedHealth Group, Inc.	20,406	10,818,853
Universal Health Services, Inc. - Class B	1,434	202,036

		28,140,420

Health Care Technology—0.0%
M3, Inc.	22,826	621,806

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.9%
Accor S.A. (a)	8,837	$219,559
Aristocrat Leisure, Ltd.	30,954	639,240
Booking Holdings, Inc. (a)	866	1,745,232
Caesars Entertainment, Inc. (a)	4,678	194,605
Carnival Corp. (a) (b)	21,533	173,556
Chipotle Mexican Grill, Inc. (a)	606	840,819
Compass Group plc	91,300	2,109,664
Darden Restaurants, Inc.	2,674	369,894
Domino’s Pizza, Inc.	783	271,231
Entain plc	30,514	489,252
Evolution AB	9,453	923,216
Expedia Group, Inc. (a)	3,317	290,569
Flutter Entertainment plc (a)	8,636	1,183,344
Galaxy Entertainment Group, Ltd.	111,959	741,337
Genting Singapore, Ltd.	306,581	218,787
Hilton Worldwide Holdings, Inc.	5,984	756,138
InterContinental Hotels Group plc	9,540	549,110
La Francaise des Jeux SAEM	5,471	219,798
Las Vegas Sands Corp. (a)	7,168	344,566
Lottery Corp., Ltd. (The) (a)	115,072	350,719
Marriott International, Inc. - Class A	6,018	896,020
McDonald’s Corp.	16,050	4,229,656
McDonald’s Holdings Co. Japan, Ltd. (b)	4,524	172,134
MGM Resorts International	7,118	238,667
Norwegian Cruise Line Holdings, Ltd. (a) (b)	9,193	112,522
Oriental Land Co., Ltd.	10,342	1,506,697
Royal Caribbean Cruises, Ltd. (a) (b)	4,785	236,523
Sands China, Ltd. (a)	125,524	415,857
Sodexo S.A. (b)	4,598	439,858
Starbucks Corp.	25,031	2,483,075
Whitbread plc	10,414	323,971
Wynn Resorts, Ltd. (a)	2,258	186,217
Yum! Brands, Inc.	6,207	794,993

		24,666,826

Household Durables—0.4%
Barratt Developments plc	51,843	248,944
Berkeley Group Holdings plc	5,647	257,116
DR Horton, Inc.	6,898	614,888
Electrolux AB - Series B	11,149	150,894
Garmin, Ltd.	3,366	310,648
Iida Group Holdings Co., Ltd.	7,463	112,805
Lennar Corp. - Class A (b)	5,563	503,451
Mohawk Industries, Inc. (a) (b)	1,150	117,553
Newell Brands, Inc.	8,211	107,400
NVR, Inc. (a)	67	309,043
Open House Group Co., Ltd.	4,049	146,867
Panasonic Holdings Corp.	114,186	956,223
Persimmon plc	16,518	243,824
PulteGroup, Inc.	5,050	229,926
SEB S.A.	1,288	108,264
Sekisui Chemical Co., Ltd.	19,170	266,752
Sekisui House, Ltd.	83,006	1,468,042
Sharp Corp. (b)	11,693	84,162
Sony Group Corp.	65,198	4,971,733
Taylor Wimpey plc	180,679	222,727

Household Durables—(Continued)
Whirlpool Corp.	1,189	168,196

		11,599,458

Household Products—0.6%
Church & Dwight Co., Inc.	5,299	427,152
Clorox Co. (The)	2,687	377,067
Colgate-Palmolive Co.	18,197	1,433,742
Essity AB - Class B	31,485	826,416
Henkel AG & Co. KGaA	5,427	350,013
Kimberly-Clark Corp.	7,365	999,799
Procter & Gamble Co. (The)	52,129	7,900,671
Reckitt Benckiser Group plc	36,996	2,573,776
Unicharm Corp.	20,863	800,040

		15,688,676

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	14,571	419,062
Corp. ACCIONA Energias Renovables S.A.	3,405	131,595
EDP Renovaveis S.A.	14,845	328,162
Meridian Energy, Ltd.	65,340	215,954
RWE AG	33,213	1,476,876

		2,571,649

Industrial Conglomerates—0.7%
3M Co.	12,077	1,448,274
CK Hutchison Holdings, Ltd.	138,769	833,076
DCC plc	5,090	251,275
General Electric Co.	23,922	2,004,424
Hitachi, Ltd.	50,075	2,520,017
Honeywell International, Inc.	14,697	3,149,567
Investment AB Latour - B Shares	7,760	147,317
Jardine Matheson Holdings, Ltd.	8,283	421,172
Keppel Corp., Ltd.	75,298	408,461
Lifco AB - B Shares	12,112	201,609
Melrose Industries plc	209,613	340,771
Siemens AG	39,551	5,489,388
Smiths Group plc	18,734	361,181
Toshiba Corp.	20,170	707,014

		18,283,546

Insurance—2.1%
Admiral Group plc	9,342	241,447
Aegon NV	91,957	466,483
Aflac, Inc.	12,545	902,487
Ageas SA	8,311	369,773
AIA Group, Ltd.	617,027	6,797,789
Allianz SE	21,118	4,540,923
Allstate Corp. (The)	5,897	799,633
American International Group, Inc.	16,589	1,049,088
Aon plc - Class A	4,601	1,380,944
Arch Capital Group, Ltd. (a)	8,057	505,818
Arthur J. Gallagher & Co.	4,589	865,210
Assicurazioni Generali S.p.A.	57,427	1,019,867
Assurant, Inc.	1,161	145,195
Aviva plc	144,388	769,609

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
AXA S.A.	96,633	$2,693,232
Baloise Holding AG	2,393	369,644
Brown & Brown, Inc.	5,114	291,345
Chubb, Ltd.	9,111	2,009,887
Cincinnati Financial Corp.	3,473	355,600
Dai-ichi Life Holdings, Inc.	50,654	1,150,276
Everest Re Group, Ltd.	860	284,892
Gjensidige Forsikring ASA	10,411	204,303
Globe Life, Inc.	1,977	238,327
Hannover Rueck SE	3,125	621,216
Hartford Financial Services Group, Inc. (The)	7,049	534,526
Insurance Australia Group, Ltd.	126,613	409,208
Japan Post Holdings Co., Ltd.	122,919	1,036,276
Japan Post Insurance Co., Ltd.	10,132	178,312
Legal & General Group plc	308,788	932,585
Lincoln National Corp.	3,379	103,803
Loews Corp.	4,363	254,494
Marsh & McLennan Cos., Inc.	10,886	1,801,415
Medibank Private, Ltd.	142,381	283,899
MetLife, Inc. (f)	14,616	1,057,760
MS&AD Insurance Group Holdings, Inc.	23,038	737,354
Muenchener Rueckversicherungs-Gesellschaft AG	7,244	2,355,487
NN Group NV	14,449	590,116
Phoenix Group Holdings plc	38,776	285,563
Poste Italiane S.p.A.	27,010	263,401
Principal Financial Group, Inc. (b)	5,057	424,383
Progressive Corp. (The)	12,760	1,655,100
Prudential Financial, Inc.	8,115	807,118
Prudential plc	142,139	1,923,515
QBE Insurance Group, Ltd.	76,183	695,910
Sampo Oyj - A Shares	24,804	1,296,959
Sompo Holdings, Inc.	16,190	718,881
Suncorp Group, Ltd.	64,850	531,780
Swiss Life Holding AG	1,594	822,844
Swiss Re AG	15,594	1,462,870
T&D Holdings, Inc.	27,406	394,445
Tokio Marine Holdings, Inc.	94,921	2,031,933
Travelers Cos., Inc. (The)	5,177	970,636
Tryg A/S	18,713	443,846
W.R. Berkley Corp.	4,456	323,372
Willis Towers Watson plc (b)	2,399	586,747
Zurich Insurance Group AG	7,779	3,717,392

		57,704,918

Interactive Media & Services—1.1%
Adevinta ASA (a)	14,774	97,582
Alphabet, Inc. - Class A (a) (c)	130,805	11,540,925
Alphabet, Inc. - Class C (a) (c)	116,990	10,380,523
Auto Trader Group plc	48,686	303,814
Kakaku.com, Inc.	6,764	108,792
Match Group, Inc. (a)	6,173	256,118
Meta Platforms, Inc. - Class A (a) (c)	49,754	5,987,396
REA Group, Ltd.	2,744	206,633
Scout24 SE	4,163	209,161
Seek, Ltd.	17,400	247,712
Z Holdings Corp.	138,065	349,040

		29,687,696

Internet & Direct Marketing Retail—0.8%
Amazon.com, Inc. (a)	193,353	16,241,652
Delivery Hero SE (a)	8,790	421,106
eBay, Inc.	11,985	497,018
Etsy, Inc. (a) (b)	2,762	330,832
Just Eat Takeaway.com NV (a)	9,507	202,445
Prosus NV (a)	42,883	2,944,152
Rakuten Group, Inc. (a) (b)	44,192	200,576
Zalando SE (a)	11,660	413,359
ZOZO, Inc.	6,533	162,203

		21,413,343

IT Services—1.5%
Accenture plc - Class A	13,799	3,682,125
Adyen NV (a)	1,121	1,551,258
Akamai Technologies, Inc. (a) (b)	3,468	292,352
Amadeus IT Group S.A. (a)	23,291	1,201,118
Automatic Data Processing, Inc.	9,065	2,165,266
Bechtle AG	4,294	151,945
Broadridge Financial Solutions, Inc.	2,557	342,970
Capgemini SE	8,467	1,420,033
Cognizant Technology Solutions Corp. - Class A	11,296	646,018
Computershare, Ltd.	28,178	502,693
DXC Technology Co. (a)	5,015	132,898
Edenred	12,911	702,541
EPAM Systems, Inc. (a) (b)	1,251	410,003
Fidelity National Information Services, Inc.	13,263	899,895
Fiserv, Inc. (a)	13,953	1,410,230
FleetCor Technologies, Inc. (a)	1,636	300,500
Fujitsu, Ltd.	10,167	1,346,396
Gartner, Inc. (a)	1,725	579,841
Global Payments, Inc.	6,046	600,489
GMO Payment Gateway, Inc.	2,204	183,260
International Business Machines Corp. (b)	19,703	2,775,956
Itochu Techno-Solutions Corp.	5,073	118,818
Jack Henry & Associates, Inc.	1,590	279,140
MasterCard, Inc. - Class A	18,613	6,472,298
NEC Corp.	12,756	446,300
Nexi S.p.A. (a)	30,515	239,868
Nomura Research Institute, Ltd.	17,491	415,804
NTT Data Corp.	32,416	476,983
Obic Co., Ltd.	3,614	534,298
Otsuka Corp.	5,942	188,044
Paychex, Inc.	6,988	807,533
PayPal Holdings, Inc. (a)	25,229	1,796,809
SCSK Corp.	7,922	119,574
TIS, Inc.	11,645	308,667
VeriSign, Inc. (a)	2,036	418,276
Visa, Inc. - Class A (b)	35,668	7,410,384
Wix.com, Ltd. (a)	2,973	228,416
Worldline S.A. (a)	12,367	482,565

		42,041,564

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	10,340	648,437
Hasbro, Inc.	2,832	172,780
Shimano, Inc. (b)	3,775	601,463

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—(Continued)
Yamaha Corp.	7,258	$267,771

		1,690,451

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	6,516	975,119
Bachem Holding AG - Class B	1,750	152,630
Bio-Rad Laboratories, Inc. - Class A (a)	468	196,789
Bio-Techne Corp.	3,424	283,781
Charles River Laboratories International, Inc. (a)	1,110	241,869
Danaher Corp.	14,282	3,790,729
Eurofins Scientific SE	6,984	502,932
Illumina, Inc. (a)	3,427	692,939
IQVIA Holdings, Inc. (a)	4,069	833,697
Lonza Group AG	3,851	1,895,377
Mettler-Toledo International, Inc. (a)	491	709,716
PerkinElmer, Inc.	2,754	386,166
QIAGEN NV (a)	11,785	593,122
Sartorius Stedim Biotech	1,436	467,841
Thermo Fisher Scientific, Inc.	8,547	4,706,747
Waters Corp. (a)	1,306	447,410
West Pharmaceutical Services, Inc.	1,615	380,090

		17,256,954

Machinery—1.2%
Alfa Laval AB	15,059	435,759
Alstom S.A.	16,533	405,924
Atlas Copco AB - A Shares	138,868	1,644,108
Atlas Copco AB - B Shares	80,697	862,195
Caterpillar, Inc.	11,517	2,759,013
CNH Industrial NV	52,904	849,647
Cummins, Inc. (b)	3,076	745,284
Daifuku Co., Ltd.	5,242	246,696
Daimler Truck Holding AG (a)	23,405	725,163
Deere & Co.	6,067	2,601,287
Dover Corp.	3,132	424,104
Epiroc AB - A Shares	34,116	623,447
Epiroc AB - B Shares	20,120	324,309
FANUC Corp.	9,917	1,480,032
Fortive Corp.	7,760	498,580
GEA Group AG	7,898	322,620
Hitachi Construction Machinery Co., Ltd.	5,672	127,821
Hoshizaki Corp.	5,683	200,097
Husqvarna AB - B Shares	21,274	149,894
IDEX Corp.	1,647	376,060
Illinois Tool Works, Inc.	6,147	1,354,184
Indutrade AB	14,126	287,053
Ingersoll Rand, Inc.	8,796	459,591
Knorr-Bremse AG	3,783	206,721
Komatsu, Ltd.	47,796	1,036,942
Kone Oyj - Class B	17,573	910,218
Kubota Corp. (b)	52,744	726,566
Kurita Water Industries, Ltd.	5,425	225,205
Makita Corp.	11,629	272,279
MINEBEA MITSUMI, Inc.	18,740	281,255
MISUMI Group, Inc.	14,654	321,225
Mitsubishi Heavy Industries, Ltd.	16,595	656,718

Machinery—(Continued)
NGK Insulators, Ltd.	12,061	153,821
Nordson Corp.	1,179	280,272
Otis Worldwide Corp.	9,168	717,946
PACCAR, Inc. (b)	7,586	750,786
Parker-Hannifin Corp.	2,800	814,800
Pentair plc	3,588	161,388
Rational AG	269	159,430
Sandvik AB	55,124	995,276
Schindler Holding AG	1,221	219,312
Schindler Holding AG (Participation Certificate)	2,121	398,258
SKF AB - B Shares	19,752	302,269
SMC Corp.	2,961	1,253,183
Snap-on, Inc.	1,162	265,505
Spirax-Sarco Engineering plc	3,827	491,734
Stanley Black & Decker, Inc. (b)	3,225	242,262
Techtronic Industries Co., Ltd.	71,139	792,134
Toyota Industries Corp.	7,619	415,395
VAT Group AG (144A) (a)	1,409	388,061
Volvo AB - A Shares	10,413	198,229
Volvo AB - B Shares (a)	78,017	1,412,627
Wartsila Oyj Abp	24,000	202,811
Westinghouse Air Brake Technologies Corp.	3,968	396,046
Xylem, Inc.	3,931	434,651
Yaskawa Electric Corp.	12,500	402,158

		34,388,351

Marine—0.1%
AP Moller - Maersk A/S - Class A	163	361,634
AP Moller - Maersk A/S - Class B	262	588,469
Kuehne & Nagel International AG	2,812	653,463
Mitsui OSK Lines, Ltd.	17,679	443,040
Nippon Yusen KK (b)	25,130	595,338
SITC International Holdings Co., Ltd.	67,999	150,098
ZIM Integrated Shipping Services, Ltd. (b)	4,274	73,470

		2,865,512

Media—0.3%
Charter Communications, Inc. - Class A (a)	2,418	819,944
Comcast Corp. - Class A	96,070	3,359,568
CyberAgent, Inc.	21,793	193,840
Dentsu Group, Inc. (b)	11,130	351,373
DISH Network Corp. - Class A (a) (b)	5,476	76,883
Fox Corp. - Class A (b)	6,686	203,054
Fox Corp. - Class B	3,070	87,341
Hakuhodo DY Holdings, Inc.	11,850	120,023
Informa plc	74,581	559,158
Interpublic Group of Cos., Inc. (The)	8,530	284,134
News Corp. - Class A	8,412	153,098
News Corp. - Class B	2,606	48,055
Omnicom Group, Inc.	4,469	364,536
Paramount Global - Class B (b)	11,016	185,950
Pearson plc	34,014	385,547
Publicis Groupe S.A.	11,812	750,072
Vivendi SE	37,253	356,477
WPP plc	56,091	556,863

		8,855,916

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—1.1%
Anglo American plc	65,695	$2,569,508
Antofagasta plc	20,336	377,541
ArcelorMittal S.A.	27,243	712,293
BHP Group, Ltd.	261,902	8,108,806
BlueScope Steel, Ltd.	24,317	277,176
Boliden AB	14,192	533,684
Fortescue Metals Group, Ltd.	87,550	1,220,560
Freeport-McMoRan, Inc.	31,196	1,185,448
Glencore plc	505,084	3,377,383
IGO, Ltd.	35,235	320,228
JFE Holdings, Inc.	25,413	295,076
Mineral Resources, Ltd.	8,838	464,912
Newcrest Mining, Ltd.	45,873	639,562
Newmont Corp.	17,314	817,221
Nippon Steel Corp.	41,808	727,917
Norsk Hydro ASA	69,074	517,331
Northern Star Resources, Ltd.	60,236	441,086
Nucor Corp.	5,711	752,767
Pilbara Minerals, Ltd. (a)	131,163	334,230
Rio Tinto plc	58,134	4,079,043
Rio Tinto, Ltd.	19,192	1,512,527
South32, Ltd.	238,541	645,711
Steel Dynamics, Inc.	3,653	356,898
Sumitomo Metal Mining Co., Ltd.	12,851	457,173
voestalpine AG	6,092	160,803

		30,884,884

Multi-Utilities—0.4%
Ameren Corp.	5,636	501,153
CenterPoint Energy, Inc.	13,733	411,853
CMS Energy Corp.	6,331	400,942
Consolidated Edison, Inc.	7,735	737,223
Dominion Energy, Inc.	18,161	1,113,632
DTE Energy Co.	4,226	496,682
E.ON SE	116,072	1,158,448
Engie S.A.	94,428	1,352,590
National Grid plc	189,225	2,272,853
NiSource, Inc.	8,856	242,832
Public Service Enterprise Group, Inc.	10,883	666,801
Sempra Energy	6,857	1,059,681
Veolia Environnement S.A.	34,409	883,985
WEC Energy Group, Inc.	6,881	645,163

		11,943,838

Multiline Retail—0.2%
Dollar General Corp.	4,952	1,219,430
Dollar Tree, Inc. (a)	4,605	651,331
Next plc	6,606	465,133
Pan Pacific International Holdings Corp.	19,593	363,714
Target Corp.	10,116	1,507,689
Wesfarmers, Ltd.	58,635	1,830,924

		6,038,221

Oil, Gas & Consumable Fuels—2.5%
Aker BP ASA	16,382	510,645
Ampol, Ltd.	12,357	237,194

Oil, Gas & Consumable Fuels—(Continued)
APA Corp.	7,123	332,502
BP plc	972,775	5,656,914
Chevron Corp.	39,286	7,051,444
ConocoPhillips	27,772	3,277,096
Coterra Energy, Inc. (b)	17,356	426,437
Devon Energy Corp.	14,285	878,670
Diamondback Energy, Inc.	3,878	530,433
ENEOS Holdings, Inc.	157,618	536,672
Eni S.p.A.	129,251	1,846,252
EOG Resources, Inc.	12,785	1,655,913
EQT Corp. (b)	8,071	273,042
Equinor ASA	49,252	1,766,590
Exxon Mobil Corp.	90,918	10,028,255
Galp Energia SGPS S.A.	25,915	350,668
Hess Corp.	6,079	862,124
Idemitsu Kosan Co., Ltd.	10,788	252,451
Inpex Corp. (b)	53,416	569,980
Kinder Morgan, Inc. (b)	43,252	781,996
Marathon Oil Corp.	14,782	400,149
Marathon Petroleum Corp.	10,878	1,266,090
Neste Oyj	21,873	1,010,270
Occidental Petroleum Corp.	16,257	1,024,028
OMV AG	7,665	395,792
ONEOK, Inc.	9,748	640,444
Phillips 66	10,494	1,092,215
Pioneer Natural Resources Co.	5,207	1,189,227
Repsol S.A.	71,334	1,137,157
Santos, Ltd.	164,231	805,301
Shell plc	375,566	10,672,729
Targa Resources Corp.	4,942	363,237
TotalEnergies SE (b)	128,638	8,028,960
Valero Energy Corp.	8,595	1,090,362
Washington H Soul Pattinson & Co., Ltd.	11,247	211,623
Williams Cos., Inc. (The) (b)	26,583	874,581
Woodside Energy Group, Ltd.	98,165	2,375,112

		70,402,555

Paper & Forest Products—0.1%
Holmen AB - B Shares	4,890	194,542
Mondi plc	25,207	428,102
Oji Holdings Corp.	41,143	166,431
Stora Enso Oyj - R Shares	28,308	399,923
Svenska Cellulosa AB SCA - Class B	31,119	393,479
UPM-Kymmene Oyj	27,594	1,034,388

		2,616,865

Personal Products—0.6%
Beiersdorf AG	5,224	599,463
Estee Lauder Cos., Inc. (The) - Class A	5,057	1,254,692
Haleon plc (a)	262,584	1,050,305
Kao Corp. (b)	24,558	983,071
Kobayashi Pharmaceutical Co., Ltd.	2,795	192,263
Kose Corp. (b)	1,739	188,922
L’Oreal S.A.	12,487	4,479,622
Shiseido Co., Ltd.	20,680	1,019,123
Unilever plc	131,593	6,638,733

		16,406,194

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—3.8%
Astellas Pharma, Inc.	94,913	$1,439,934
AstraZeneca plc	80,109	10,872,022
Bayer AG	50,791	2,622,465
Bristol-Myers Squibb Co.	46,581	3,351,503
Catalent, Inc. (a) (b)	3,910	175,989
Chugai Pharmaceutical Co., Ltd. (b)	34,723	882,316
Daiichi Sankyo Co., Ltd.	90,595	2,903,347
Eisai Co., Ltd.	13,033	853,647
Eli Lilly and Co.	17,205	6,294,277
GSK plc	210,281	3,656,746
Hikma Pharmaceuticals plc	8,411	157,941
Ipsen S.A.	1,962	211,442
Johnson & Johnson	57,356	10,131,937
Kyowa Kirin Co., Ltd.	13,916	320,126
Merck & Co., Inc.	55,264	6,131,541
Merck KGaA	6,682	1,294,037
Nippon Shinyaku Co., Ltd.	2,586	147,338
Novartis AG	111,845	10,131,067
Novo Nordisk A/S - Class B	85,586	11,588,340
Ono Pharmaceutical Co., Ltd.	18,798	439,736
Organon & Co.	5,548	154,956
Orion Oyj - Class B	5,514	302,240
Otsuka Holdings Co., Ltd.	20,204	657,763
Pfizer, Inc.	122,435	6,273,569
Recordati Industria Chimica e Farmaceutica S.p.A.	5,434	225,876
Roche Holding AG	36,323	11,414,933
Roche Holding AG (Bearer Shares)	1,383	536,010
Sanofi	58,976	5,706,555
Shionogi & Co., Ltd.	13,703	681,703
Takeda Pharmaceutical Co., Ltd.	77,713	2,427,296
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	57,030	520,114
UCB S.A.	6,556	516,382
Viatris, Inc.	26,453	294,422
Zoetis, Inc.	10,213	1,496,715

		104,814,285

Professional Services—0.5%
Adecco Group AG	8,334	274,059
Bureau Veritas S.A.	15,291	402,433
CoStar Group, Inc. (a)	8,638	667,545
Equifax, Inc.	2,670	518,941
Experian plc	47,595	1,620,304
Intertek Group plc	8,400	409,986
Jacobs Solutions, Inc.	2,784	334,275
Leidos Holdings, Inc.	2,979	313,361
Nihon M&A Center Holdings, Inc.	15,726	195,063
Persol Holdings Co., Ltd.	9,243	196,291
Randstad NV	6,244	381,301
Recruit Holdings Co., Ltd.	74,529	2,370,310
RELX plc	99,242	2,749,577
Robert Half International, Inc.	2,390	176,454
SGS S.A.	331	766,371
Teleperformance	3,057	729,476
Verisk Analytics, Inc.	3,424	604,062
Wolters Kluwer NV	13,572	1,417,719

		14,127,528

Real Estate Management & Development—1.1%
Abrdn European Logistics Income plc (144A)	36,076	29,960
ADLER Group S.A. (144A) (a) (b)	8,392	12,089
Aeon Mall Co., Ltd.	10,917	141,015
Allreal Holding AG	1,335	217,432
Amot Investments, Ltd.	15,448	90,734
Aroundtown S.A.	114,205	266,608
Atrium Ljungberg AB - B Shares	4,074	66,886
Azrieli Group, Ltd.	5,609	372,657
CA Immobilien Anlagen AG (a)	3,808	115,263
Capitaland Investment, Ltd.	369,612	1,022,157
Castellum AB (b)	23,653	285,394
Catena AB	2,777	103,469
CBRE Group, Inc. - Class A (a)	7,006	539,182
Cibus Nordic Real Estate AB	4,382	60,358
City Developments, Ltd.	63,891	391,243
Citycon Oyj (a)	6,659	44,622
CK Asset Holdings, Ltd.	282,965	1,742,160
CLS Holdings plc	15,278	29,428
Corem Property Group AB - B Shares	61,822	49,958
Daito Trust Construction Co., Ltd.	3,239	332,890
Daiwa House Industry Co., Ltd.	31,016	711,690
Deutsche Euroshop AG	854	20,234
Deutsche Wohnen SE	4,496	95,764
Dios Fastigheter AB	8,131	58,992
Entra ASA (144A)	5,029	54,336
ESR Group, Ltd. (144A)	101,586	213,226
Fabege AB	23,072	196,912
Fastighets AB Balder - B Shares (a)	87,622	410,036
Grainger plc	67,127	203,850
Grand City Properties S.A.	8,729	85,905
Hang Lung Properties, Ltd.	102,649	199,301
Heiwa Real Estate Co., Ltd.	2,932	81,284
Helical plc	9,364	37,778
Henderson Land Development Co., Ltd.	73,637	257,111
Hiag Immobilien Holding AG	334	29,615
Hongkong Land Holdings, Ltd.	159,619	732,032
Hufvudstaden AB - A Shares	9,878	140,716
Hulic Co., Ltd. (b)	57,565	453,046
Hysan Development Co., Ltd.	55,939	180,457
Intershop Holding AG	107	69,831
Kennedy-Wilson Holdings, Inc. (b)	10,788	169,695
Kojamo Oyj	17,943	265,835
LEG Immobilien SE	10,695	696,954
Lendlease Corp Ltd	34,927	186,198
Lifestyle Communities, Ltd.	8,662	112,306
Mitsubishi Estate Co., Ltd.	164,873	2,133,571
Mitsui Fudosan Co., Ltd.	130,632	2,386,508
Mobimo Holding AG	666	169,482
Neobo Fastigheter AB (a)	10,180	19,073
New World Development Co., Ltd.	206,421	581,939
Nomura Real Estate Holdings, Inc.	16,409	350,803
NP3 Fastigheter AB	2,538	48,425
Nyfosa AB	16,721	129,612
Pandox AB (a)	8,115	90,801
Peach Property Group AG (a)	1,088	19,317

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Phoenix Spree Deutschland, Ltd.	8,500	$25,359
Platzer Fastigheter Holding AB - Class B	4,941	38,979
PSP Swiss Property AG	4,152	488,265
Sagax AB - Class B	25,740	586,245
Samhallsbyggnadsbolaget i Norden AB (b)	101,807	170,876
Shurgard Self Storage S.A.	2,294	105,447
Sino Land Co., Ltd.	509,774	634,921
Sirius Real Estate, Ltd.	99,290	88,471
Stendorren Fastigheter AB (a)	1,250	23,054
StorageVault Canada, Inc. (b)	21,891	97,329
Sumitomo Realty & Development Co., Ltd.	52,477	1,235,630
Sun Hung Kai Properties, Ltd.	205,869	2,817,239
Swire Pacific, Ltd. - Class A	25,241	221,375
Swire Properties, Ltd.	156,427	395,734
Swiss Prime Site AG	11,022	957,051
TAG Immobilien AG	13,919	90,119
Tokyo Tatemono Co., Ltd. (b)	18,240	220,803
Tricon Residential, Inc. (b)	22,291	171,874
UOL Group, Ltd.	68,919	346,101
VGP NV	937	78,348
Vonovia SE	102,246	2,409,668
Wallenstam AB	30,712	129,802
Wharf Real Estate Investment Co., Ltd.	229,060	1,335,448
Wihlborgs Fastigheter AB	24,436	184,797

		30,359,075

Road & Rail—0.4%
Aurizon Holdings, Ltd.	93,323	235,386
Central Japan Railway Co.	7,456	917,256
CSX Corp.	46,712	1,447,138
East Japan Railway Co.	15,632	891,914
Grab Holdings, Ltd. - Class A (a) (b)	65,822	211,947
Hankyu Hanshin Holdings, Inc.	11,776	350,096
J.B. Hunt Transport Services, Inc.	1,812	315,940
Keio Corp.	5,361	197,108
Keisei Electric Railway Co., Ltd.	6,745	192,939
Kintetsu Group Holdings Co., Ltd.	8,850	293,343
MTR Corp., Ltd. (b)	80,124	424,521
Norfolk Southern Corp.	5,124	1,262,656
Odakyu Electric Railway Co., Ltd.	14,946	194,804
Old Dominion Freight Line, Inc.	1,999	567,276
Tobu Railway Co., Ltd.	9,796	229,364
Tokyu Corp.	27,364	344,644
Union Pacific Corp.	13,623	2,820,915
West Japan Railway Co.	11,402	497,662

		11,394,909

Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc. (a)	35,217	2,281,005
Advantest Corp.	9,812	633,464
Analog Devices, Inc.	11,340	1,860,100
Applied Materials, Inc.	18,978	1,848,078
ASM International NV	2,426	614,168
ASML Holding NV	21,015	11,375,481
Broadcom, Inc.	8,809	4,925,376
Disco Corp.	1,502	431,777

Semiconductors & Semiconductor Equipment—(Continued)
Enphase Energy, Inc. (a)	2,955	782,957
First Solar, Inc. (a)	2,172	325,344
Infineon Technologies AG	67,516	2,056,381
Intel Corp.	89,574	2,367,441
KLA Corp.	3,094	1,166,531
Lam Research Corp.	2,988	1,255,856
Lasertec Corp.	3,902	648,131
Microchip Technology, Inc.	12,053	846,723
Micron Technology, Inc.	24,065	1,202,769
Monolithic Power Systems, Inc. (b)	970	343,002
NVIDIA Corp.	54,626	7,983,044
NXP Semiconductors NV	5,729	905,354
ON Semiconductor Corp. (a)	9,451	589,459
Qorvo, Inc. (a)	2,251	204,031
QUALCOMM, Inc.	24,499	2,693,420
Renesas Electronics Corp. (a)	60,605	547,718
Rohm Co., Ltd.	4,571	326,195
Skyworks Solutions, Inc.	3,500	318,955
SolarEdge Technologies, Inc. (a)	1,214	343,890
STMicroelectronics NV	35,335	1,256,158
SUMCO Corp. (b)	18,104	242,242
Teradyne, Inc. (b)	3,420	298,737
Texas Instruments, Inc.	19,933	3,293,330
Tokyo Electron, Ltd.	7,722	2,293,924
Tower Semiconductor, Ltd. (a)	5,655	246,765

		56,507,806

Software—2.5%
Adobe, Inc. (a)	10,210	3,435,971
ANSYS, Inc. (a)	1,899	458,779
Autodesk, Inc. (a)	4,740	885,764
AVEVA Group plc	6,256	242,986
Cadence Design Systems, Inc. (a)	5,975	959,824
Ceridian HCM Holding, Inc. (a)	3,339	214,197
Check Point Software Technologies, Ltd. (a)	5,187	654,392
CyberArk Software, Ltd. (a)	2,134	276,673
Dassault Systemes SE	34,460	1,242,871
Fortinet, Inc. (a)	14,278	698,051
Intuit, Inc.	6,154	2,395,260
Microsoft Corp. (c)	162,696	39,017,755
Nemetschek SE	3,042	155,373
Nice, Ltd. (a)	3,288	637,388
NortonLifeLock Inc	12,773	273,725
Oracle Corp.	33,138	2,708,700
Oracle Corp. Japan	2,045	133,056
Paycom Software, Inc. (a) (b)	1,060	328,929
PTC, Inc. (a)	2,306	276,812
Roper Technologies, Inc.	2,313	999,424
Sage Group plc (The)	52,321	469,888
Salesforce, Inc. (a)	21,706	2,877,999
SAP SE	53,987	5,571,426
ServiceNow, Inc. (a)	4,407	1,711,106
Synopsys, Inc. (a)	3,337	1,065,471
Temenos AG	3,307	182,679
Trend Micro, Inc. (a) (b)	6,980	326,401
Tyler Technologies, Inc. (a)	907	292,426

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
WiseTech Global, Ltd.	7,587	$261,629
Xero, Ltd. (a)	7,038	335,963

		69,090,918

Specialty Retail—0.8%
Advance Auto Parts, Inc.	1,323	194,521
AutoZone, Inc. (a)	425	1,048,127
Bath & Body Works, Inc.	4,980	209,857
Best Buy Co., Inc.	4,372	350,678
CarMax, Inc. (a)(b)	3,472	211,410
Fast Retailing Co., Ltd.	3,017	1,828,315
H & M Hennes & Mauritz AB - B Shares	37,511	404,917
Hikari Tsushin, Inc.	1,080	151,930
Home Depot, Inc. (The)	22,421	7,081,897
Industria de Diseno Textil S.A.	56,396	1,501,721
JD Sports Fashion plc	130,757	199,597
Kingfisher plc	100,535	287,723
Lowe’s Cos., Inc. (b)	13,943	2,778,003
Nitori Holdings Co., Ltd.	4,158	539,260
O’Reilly Automotive, Inc. (a)	1,391	1,174,046
Ross Stores, Inc.	7,634	886,078
TJX Cos., Inc. (The)	25,560	2,034,576
Tractor Supply Co.	2,422	544,877
Ulta Beauty, Inc. (a)	1,130	530,049
USS Co., Ltd.	10,629	168,445

		22,126,027

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	327,546	42,558,052
Brother Industries, Ltd.	12,258	185,489
Canon, Inc. (b)	51,717	1,118,275
FUJIFILM Holdings Corp.	18,625	939,691
Hewlett Packard Enterprise Co.	28,345	452,386
HP, Inc.	19,853	533,450
Logitech International S.A.	8,976	557,115
NetApp, Inc.	4,794	287,928
Ricoh Co., Ltd.	29,087	223,105
Seagate Technology Holdings plc	4,261	224,171
Seiko Epson Corp.	14,513	210,658
Western Digital Corp. (a)	6,832	215,550

		47,505,870

Textiles, Apparel & Luxury Goods—0.9%
Adidas AG	8,939	1,220,264
Burberry Group plc	20,376	497,888
Cie Financiere Richemont S.A. - Class A	26,988	3,492,399
Hermes International	1,638	2,527,663
Kering S.A.	3,872	1,981,622
LVMH Moet Hennessy Louis Vuitton SE	14,208	10,321,329
Moncler S.p.A.	10,645	566,641
NIKE, Inc. - Class B	27,567	3,225,615
Pandora A/S	4,689	330,823
Puma SE	5,461	331,385
Ralph Lauren Corp. (b)	936	98,907
Swatch Group AG (The)	2,776	144,795
Swatch Group AG (The) - Bearer Shares	1,508	428,115

Textiles, Apparel & Luxury Goods—(Continued)
Tapestry, Inc.	5,493	209,174
VF Corp. (b)	7,204	198,902

		25,575,522

Tobacco—0.4%
Altria Group, Inc.	39,286	1,795,763
British American Tobacco plc	110,500	4,384,056
Imperial Brands plc	46,679	1,166,255
Japan Tobacco, Inc. (b)	62,040	1,254,453
Philip Morris International, Inc.	33,817	3,422,619

		12,023,146

Trading Companies & Distributors—0.5%
AerCap Holdings NV (a)	7,018	409,290
Ashtead Group plc	22,829	1,304,145
Brenntag SE	8,014	512,381
Bunzl plc	17,465	582,935
Fastenal Co.	12,537	593,251
IMCD NV	2,962	423,079
ITOCHU Corp.	61,454	1,921,477
Marubeni Corp.	79,948	913,628
Mitsubishi Corp.	65,290	2,112,244
Mitsui & Co., Ltd.	74,097	2,154,540
MonotaRO Co., Ltd.	12,989	183,678
Reece, Ltd.	11,462	110,229
Sumitomo Corp.	58,235	965,660
Toyota Tsusho Corp.	11,047	404,952
United Rentals, Inc. (a)	1,527	542,726
WW Grainger, Inc. (b)	988	549,575

		13,683,790

Transportation Infrastructure—0.1%
Aena SME S.A. (a)	3,893	490,287
Aeroports de Paris (a)	1,542	207,372
Auckland International Airport, Ltd. (a)	64,716	321,511
Getlink SE	22,628	362,610
Transurban Group	158,956	1,403,614

		2,785,394

Water Utilities—0.1%
American Water Works Co., Inc.	3,966	604,498
Severn Trent plc	12,860	412,416
United Utilities Group plc	35,028	420,036

		1,436,950

Wireless Telecommunication Services—0.4%
KDDI Corp.	83,388	2,520,329
SoftBank Corp.	148,496	1,679,007
SoftBank Group Corp.	62,354	2,640,571
T-Mobile U.S., Inc. (a)	13,132	1,838,480
Tele2 AB - B Shares	29,454	239,995
Vodafone Group plc	1,365,401	1,384,065

		10,302,447

Total Common Stocks (Cost $1,185,833,619)		1,579,510,753

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—30.0%

Security Description	Principal Amount*	Value

Federal Agencies—0.9%
Federal Home Loan Bank 2.500%, 02/13/24	2,175,000	$2,121,534
Federal Home Loan Mortgage Corp.
2.750%, 06/19/23	9,329,000	9,250,279
6.250%, 07/15/32 (b)	2,364,000	2,757,208
Federal National Mortgage Association
2.875%, 09/12/23	8,502,000	8,392,726
6.625%, 11/15/30 (b)	1,525,000	1,788,314
7.250%, 05/15/30	1,788,000	2,144,978

		26,455,039

U.S. Treasury—29.1%
U.S. Treasury Bonds
2.250%, 08/15/46	19,880,600	14,069,407
2.250%, 08/15/49 (b)	4,197,400	2,950,641
2.250%, 02/15/52	15,608,800	10,854,213
2.375%, 11/15/49	4,579,300	3,309,618
2.375%, 05/15/51	24,855,800	17,832,095
2.500%, 02/15/45	5,470,900	4,118,776
2.750%, 08/15/47 (b)	2,337,700	1,823,863
2.875%, 05/15/43	5,417,100	4,421,496
2.875%, 08/15/45 (b)	29,768,500	23,968,294
2.875%, 05/15/49	3,659,800	2,944,852
2.875%, 05/15/52 (b)	9,094,300	7,286,808
3.000%, 05/15/45	1,329,600	1,095,362
3.000%, 02/15/47	3,206,300	2,624,532
3.000%, 05/15/47 (b)	3,558,700	2,911,183
3.000%, 02/15/48	1,975,100	1,618,888
3.000%, 08/15/48	9,323,800	7,656,442
3.000%, 02/15/49	2,720,900	2,240,704
3.125%, 11/15/41	1,999,900	1,728,117
3.125%, 02/15/43	9,885,800	8,433,823
3.625%, 08/15/43	24,408,000	22,438,198
3.750%, 08/15/41	3,613,400	3,426,943
3.750%, 11/15/43	487,200	456,636
4.000%, 11/15/52	1,512,200	1,514,326
4.375%, 05/15/41 (b)	530,600	549,668
4.500%, 08/15/39	301,900	320,120
5.250%, 11/15/28	3,963,700	4,199,045
5.500%, 08/15/28	5,597,100	5,987,585
6.000%, 02/15/26 (g)	31,745,700	33,376,387
6.125%, 11/15/27	18,628,100	20,310,450
6.250%, 05/15/30	854,700	974,458
6.375%, 08/15/27	2,592,500	2,837,775
6.875%, 08/15/25	2,470,400	2,623,546
U.S. Treasury Notes
0.250%, 06/30/25 (b)	8,513,900	7,712,729
0.250%, 08/31/25	34,141,300	30,700,497
0.250%, 09/30/25 (b)	11,534,100	10,356,360
0.375%, 04/30/25	11,201,100	10,222,754
0.375%, 12/31/25	11,063,100	9,887,213
0.375%, 01/31/26	27,091,900	24,104,383
0.500%, 02/28/26	11,035,000	9,832,789
0.625%, 08/15/30	4,004,800	3,152,372
0.750%, 04/30/26	6,627,600	5,924,712

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.750%, 05/31/26	9,318,100	8,310,216
0.875%, 09/30/26 (b)	9,132,700	8,109,195
1.125%, 10/31/26 (b)	9,196,500	8,225,479
1.250%, 12/31/26	6,774,600	6,066,707
1.375%, 11/15/31	7,259,500	5,908,552
1.500%, 08/15/26 (b)	2,030,700	1,850,951
1.500%, 01/31/27 (b)	6,697,800	6,047,119
1.500%, 02/15/30 (b)	6,315,400	5,381,905
1.625%, 02/15/26	11,760,100	10,876,255
1.625%, 08/15/29	9,431,400	8,184,318
1.625%, 05/15/31	33,445,800	28,127,134
1.750%, 07/31/24	6,316,400	6,041,785
1.750%, 11/15/29	11,386,000	9,925,834
1.875%, 02/28/27	13,519,000	12,381,503
1.875%, 02/15/32	19,871,900	16,857,736
2.000%, 05/31/24 (b)	10,430,000	10,049,061
2.000%, 02/15/25 (b)	23,431,200	22,294,421
2.000%, 08/15/25	16,706,400	15,775,149
2.000%, 11/15/26	33,782,600	31,234,389
2.125%, 11/30/23 (b)	4,198,800	4,100,719
2.125%, 05/15/25 (b) (g)	44,542,400	42,327,460
2.250%, 11/15/25	9,040,300	8,556,503
2.250%, 02/15/27	9,640,500	8,971,314
2.250%, 08/15/27	31,517,500	29,154,919
2.250%, 11/15/27	33,211,800	30,604,155
2.375%, 08/15/24	1,865,100	1,799,530
2.375%, 05/15/27	46,256,900	43,125,525
2.375%, 05/15/29 (b)	12,563,700	11,421,189
2.500%, 01/31/24	3,936,400	3,843,372
2.625%, 02/15/29	8,538,200	7,891,165
2.750%, 02/15/28	2,279,600	2,143,447
2.750%, 08/15/32	12,599,000	11,472,964
2.875%, 05/15/28	3,859,700	3,641,838
2.875%, 05/15/32	26,193,900	24,139,316
3.125%, 11/15/28	9,904,400	9,446,708
4.125%, 10/31/27	5,838,000	5,859,437
4.125%, 11/15/32	3,207,400	3,273,052

		806,218,382

Total U.S. Treasury & Government Agencies (Cost $922,572,759)		832,673,421

Foreign Government—9.8%

Sovereign—9.8%
Australia Government Bonds
1.750%, 06/21/51 (AUD)	237,000	93,511
2.500%, 05/21/30 (AUD)	5,507,000	3,410,192
3.250%, 04/21/29 (AUD)	1,346,000	887,163
3.750%, 04/21/37 (AUD)	1,486,000	954,914
4.750%, 04/21/27 (AUD)	1,450,000	1,030,227

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Belgium Government Bonds
0.900%, 06/22/29 (144A) (EUR)	2,970,000	$2,814,475
1.600%, 06/22/47 (144A) (EUR)	1,293,400	986,797
2.600%, 06/22/24 (144A) (EUR)	1,391,195	1,485,630
4.250%, 03/28/41 (144A) (EUR)	983,000	1,169,805
5.000%, 03/28/35 (144A) (EUR)	962,000	1,204,469
5.500%, 03/28/28 (EUR)	440,800	534,567
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/31 (EUR)	2,993,000	2,629,865
Zero Coupon, 08/15/31 (EUR)	2,458,000	2,134,217
Zero Coupon, 08/15/50 (EUR)	1,916,000	1,071,647
0.500%, 02/15/26 (EUR)	10,966,518	11,044,736
1.250%, 08/15/48 (EUR)	404,000	336,369
2.500%, 07/04/44 (EUR)	1,063,600	1,137,389
3.250%, 07/04/42 (EUR)	702,500	834,168
4.250%, 07/04/39 (EUR)	1,677,500	2,193,770
5.500%, 01/04/31 (EUR)	2,832,600	3,674,766
Canadian Government Bonds
1.500%, 06/01/26 (CAD)	1,477,000	1,018,715
3.500%, 12/01/45 (CAD)	2,505,000	1,896,659
5.750%, 06/01/29 (CAD)	5,971,000	5,030,149
Denmark Government Bonds
0.500%, 11/15/29 (DKK)	4,004,000	497,825
4.500%, 11/15/39 (DKK)	4,060,000	728,359
Finland Government Bonds
0.125%, 09/15/31 (144A) (EUR)	729,000	609,935
0.500%, 04/15/26 (144A) (EUR)	1,288,000	1,285,318
1.375%, 04/15/47 (144A) (EUR)	462,000	363,443
French Republic Government Bond OAT
Zero Coupon, 05/25/32 (EUR)	338,000	273,790
0.500%, 05/25/25 (EUR)	3,110,000	3,154,826
0.500%, 05/25/26 (EUR)	7,888,399	7,829,569
1.250%, 05/25/36 (144A) (EUR)	4,341,800	3,641,827
1.500%, 05/25/50 (144A) (EUR)	1,327,000	972,289
2.250%, 05/25/24 (EUR)	2,032,800	2,159,846
2.500%, 05/25/30 (EUR)	11,465,800	12,003,468
3.250%, 05/25/45 (EUR)	4,228,900	4,501,564
4.000%, 04/25/60 (EUR)	292,000	363,323
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	1,930,000	1,674,463
2.000%, 02/18/45 (EUR)	483,000	413,911
5.400%, 03/13/25 (EUR)	1,140,800	1,287,974
Italy Buoni Poliennali Del Tesoro
0.950%, 09/15/27 (EUR)	520,000	489,258
1.500%, 04/30/45 (144A) (EUR)	232,000	140,421
1.650%, 03/01/32 (144A) (EUR)	3,928,000	3,335,609
1.800%, 03/01/41 (144A) (EUR)	469,000	325,264
3.750%, 09/01/24 (EUR)	9,653,000	10,418,958
3.850%, 09/01/49 (144A) (EUR)	2,727,000	2,553,561
5.000%, 08/01/39 (144A) (EUR)	2,969,000	3,255,457
5.250%, 11/01/29 (EUR)	9,596,200	10,991,127
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	63,950,000	498,863
Japan Government Ten Year Bonds
0.100%, 09/20/26 (JPY)	605,100,000	4,605,934
0.100%, 12/20/29 (JPY)	767,550,000	5,716,095

Sovereign—(Continued)
Japan Government Ten Year Bonds
0.100%, 06/20/31 (JPY)	501,750,000	3,693,926
0.500%, 12/20/24 (JPY)	1,601,350,000	12,310,409
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	549,350,000	3,180,403
0.500%, 09/20/46 (JPY)	1,021,600,000	6,335,181
0.700%, 06/20/51 (JPY)	741,650,000	4,534,158
0.700%, 12/20/51 (JPY)	120,200,000	732,804
1.800%, 09/20/43 (JPY)	140,250,000	1,162,267
1.900%, 09/20/42 (JPY)	436,950,000	3,682,645
2.300%, 03/20/40 (JPY)	571,750,000	5,103,187
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	732,900,000	5,277,617
0.500%, 12/20/41 (JPY)	141,200,000	937,973
1.500%, 03/20/33 (JPY)	230,600,000	1,918,176
1.700%, 12/20/31 (JPY)	195,350,000	1,643,060
1.700%, 09/20/32 (JPY)	376,150,000	3,186,355
1.700%, 09/20/33 (JPY)	418,500,000	3,539,616
2.100%, 06/20/29 (JPY)	555,050,000	4,689,504
Japan Government Two Year Bond
0.005%, 09/01/23 (JPY)	1,525,850,000	11,630,711
0.005%, 04/01/24 (JPY)	1,016,200,000	7,742,602
Mexican Bonos 10.000%, 11/20/36 (MXN)	39,667,100	2,178,377
Netherlands Government Bonds
Zero Coupon, 07/15/31 (144A) (EUR)	1,730,000	1,464,776
Zero Coupon, 01/15/52 (144A) (EUR)	313,000	162,208
2.750%, 01/15/47 (144A) (EUR)	486,000	525,337
3.750%, 01/15/42 (144A) (EUR)	905,600	1,099,231
5.500%, 01/15/28 (144A) (EUR)	2,276,500	2,754,111
Norway Government Bonds
1.250%, 09/17/31 (144A) (NOK)	4,362,000	380,678
3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,056,604
Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	1,404,092
Republic of Austria Government Bonds
Zero Coupon, 02/20/31 (144A) (EUR)	1,380,000	1,154,344
0.750%, 10/20/26 (144A) (EUR)	1,522,000	1,515,358
3.150%, 06/20/44 (144A) (EUR)	1,483,000	1,577,221
4.150%, 03/15/37 (144A) (EUR)	267,000	316,808
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	1,024,000	746,479
2.750%, 03/01/46 (SGD)	550,000	427,057
3.375%, 09/01/33 (SGD)	731,000	558,319
Spain Government Bonds
0.350%, 07/30/23 (EUR)	2,380,000	2,517,149
1.000%, 10/31/50 (144A) (EUR)	1,318,000	734,885
1.450%, 10/31/27 (144A) (EUR)	1,403,000	1,391,597
1.950%, 07/30/30 (144A) (EUR)	6,064,000	5,903,038
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,088,346
4.200%, 01/31/37 (144A) (EUR)	1,390,000	1,558,991
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,115,509
4.700%, 07/30/41 (144A) (EUR)	1,213,000	1,448,902
6.000%, 01/31/29 (EUR)	3,371,400	4,167,588
Sweden Government Bonds
1.000%, 11/12/26 (144A) (SEK)	15,990,000	1,441,054

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Sweden Government Bonds
1.500%, 11/13/23 (144A) (SEK)	3,330,000	$315,380
Swiss Confederation Government Bond 4.000%, 02/11/23 (CHF)	415,000	450,246
United Kingdom Gilt
0.375%, 10/22/30 (GBP)	3,348,000	3,161,958
1.000%, 01/31/32 (GBP)	2,009,000	1,922,602
1.750%, 01/22/49 (GBP)	1,069,000	826,812
2.250%, 09/07/23 (GBP)	1,170,000	1,401,203
3.250%, 01/22/44 (GBP)	1,710,900	1,832,254
4.250%, 12/07/46 (GBP)	5,267,100	6,560,697
6.000%, 12/07/28 (GBP)	2,928,400	3,967,522

Total Foreign Government (Cost $343,603,005)		272,093,804

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	3,077	262,060
Dr. Ing HC F Porsche AG (a)	5,895	598,085
Porsche Automobil Holding SE	7,948	436,039
Volkswagen AG	9,595	1,195,909

		2,492,093

Household Products—0.0%
Henkel AG & Co. KGaA	9,221	641,910

Life Sciences Tools & Services—0.0%
Sartorius AG	1,264	499,855

Total Preferred Stocks (Cost $4,321,029)		3,633,858

Mutual Funds—0.0%

Investment Company Securities—0.0%
iShares U.S. Real Estate ETF	2,520	212,159
Vanguard Global ex-U.S. Real Estate ETF	3,436	142,044

Total Mutual Funds (Cost $356,207)		354,203

Short-Term Investment—2.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $37,960,828; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $38,712,360.	37,953,237	37,953,237

U.S. Treasury—1.0%
U.S. Treasury Bill 4.116%, 04/13/23 (h)	28,580,000	28,257,284

Total Short-Term Investments (Cost $66,199,978)		66,210,521

Securities Lending Reinvestments (i)—6.4%

Certificates of Deposit—1.5%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (j)	4,000,000	4,005,403
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (j)	4,000,000	4,001,681
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (j)	2,000,000	2,000,132
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (j)	3,000,000	3,000,213
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (j)	6,000,000	6,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (j)	3,000,000	3,000,900
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (j)	5,000,000	5,001,973
Nordea Bank Abp (NY) 4.800%, SOFR + 0.500%, 02/27/23 (j)	5,000,000	5,001,385
Royal Bank of Canada 4.880%, SOFR + 0.580%, 09/20/23 (j)	4,000,000	4,002,644
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (j)	5,000,000	5,007,589

		41,021,920

Commercial Paper—0.5%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (j)	5,000,000	5,001,265
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (j)	4,000,000	4,005,448
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (j)	5,000,000	5,000,000

		14,006,713

Repurchase Agreements—3.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $8,200,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $8,160,001.	8,000,000	8,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $16,754,420; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $17,096,201.	16,746,419	$16,746,419
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $4,552,184; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $4,658,605.	4,550,000	4,550,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $9,007,560; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $9,201,404.	9,000,000	9,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $25,021,632; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $27,220,713.	25,000,000	25,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $5,022,604; collateralized by various Common Stock with an aggregate market value of $5,556,273.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $900,425; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $919,626.	900,000	900,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $5,002,439; collateralized by various Common Stock with an aggregate market value of $5,564,235.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $7,903,871; collateralized by various Common Stock with an aggregate market value of $8,792,389.	7,900,000	7,900,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $6,205,329; collateralized by various Common Stock with an aggregate market value of $6,901,790.	6,200,000	6,200,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $10,004,888; collateralized by various Common Stock with an aggregate market value of $11,145,570.	10,000,000	10,000,000

		98,296,419

Mutual Funds—0.8%
Allspring Government Money Market Fund, Select Class 4.090% (k)	2,000,000	2,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (k)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (k)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (k)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (k)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (k)	2,000,000	2,000,000

		23,000,000

Total Securities Lending Reinvestments (Cost $176,296,532)		176,325,052

Total Investments—105.7% (Cost $2,699,183,129)		2,930,801,612
Other assets and liabilities (net)—(5.7)%		(158,960,930)

Net Assets—100.0%		$2,771,840,682

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $176,062,047 and the collateral received consisted of cash in the amount of $176,296,556 and non-cash collateral with a value of $5,962,951. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $52,296,622.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $37,424,609.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(j)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $52,574,989, which is 1.9% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	24,678,035	BNP	01/19/23	USD	16,655,499	$156,715
AUD	20,031,817	BOA	01/19/23	USD	13,738,409	(91,487)
AUD	60,236,637	CBNA	01/19/23	USD	38,219,544	2,817,405
AUD	8,838,873	GSBU	01/19/23	USD	5,729,773	291,818
AUD	257,644	SSBT	01/19/23	USD	164,818	10,705
CAD	18,826,549	CBNA	01/19/23	USD	14,165,045	(259,576)
CAD	72,041,225	DBAG	01/19/23	USD	53,265,231	(54,892)
CAD	16,438,863	MSIP	01/19/23	USD	12,128,395	13,507
CAD	27,938,901	MSIP	01/19/23	USD	20,556,358	79,582
CAD	148,476	SSBT	01/19/23	USD	108,981	685
CAD	1,868,773	UBSA	01/19/23	USD	1,373,202	7,091
CHF	5,867,724	HSBCU	03/01/23	USD	6,400,935	(16,420)
EUR	1,662,884	BNP	02/27/23	USD	1,761,077	25,453
EUR	1,333,662	BOA	02/27/23	USD	1,424,384	8,445
EUR	1,652,258	BOA	02/27/23	USD	1,761,551	13,564
EUR	18,450,468	CBNA	02/27/23	USD	19,803,682	18,702
EUR	1,019,551	MSIP	02/27/23	USD	1,089,298	6,063
EUR	1,156,947	MSIP	02/27/23	USD	1,223,604	19,370
EUR	3,307,360	MSIP	02/27/23	USD	3,524,091	29,193
EUR	1,927,650	SSBT	02/27/23	USD	2,055,955	15,029
GBP	21,600,466	HSBCU	01/18/23	USD	26,826,826	(703,330)
GBP	3,645,355	JPMC	01/18/23	USD	4,340,542	68,132
GBP	692,472	NWM	01/18/23	USD	841,176	(3,704)
GBP	360,421	SSBT	01/18/23	USD	435,459	433
GBP	399,709	SSBT	01/18/23	USD	475,859	7,547
JPY	2,420,097,870	BNP	02/09/23	USD	17,999,789	525,330
JPY	2,566,775,081	CBNA	02/09/23	USD	18,591,102	1,056,786
JPY	1,282,581,199	DBAG	02/09/23	USD	9,474,858	342,914
JPY	84,907,959	HSBCU	02/09/23	USD	630,710	19,235
JPY	171,067,056	JPMC	02/09/23	USD	1,273,860	35,607
JPY	120,883,882	UBSA	02/09/23	USD	918,836	6,494
NOK	64,867,896	CBNA	02/03/23	USD	6,561,247	67,916
NZD	20,764,282	MSIP	02/02/23	USD	12,807,575	380,940

Contracts to Deliver
AUD	9,660,900	CBNA	01/19/23	USD	6,129,745	(451,862)
AUD	44,355,057	HSBCU	01/19/23	USD	29,525,742	(691,686)
AUD	495,788	SSBT	01/19/23	USD	334,742	(3,019)
CAD	38,222,356	CBNA	01/19/23	USD	28,215,667	(15,732)
CAD	12,451,314	CBNA	01/19/23	USD	9,123,914	(72,746)
CAD	9,126,675	HSBCU	01/19/23	USD	6,691,184	(49,865)
CAD	5,458,743	SSBT	01/19/23	USD	4,014,481	(17,399)
CAD	568,401	SSBT	01/19/23	USD	423,318	3,491
CHF	59,199,798	MSIP	03/01/23	USD	63,743,773	(669,958)
CHF	451,400	SSBT	03/01/23	USD	485,882	(5,275)
DKK	8,591,346	CBNA	02/03/23	USD	1,204,398	(35,118)
EUR	3,643,374	BOA	02/27/23	USD	3,835,930	(78,353)
EUR	38,998,749	HSBCU	02/27/23	USD	41,164,817	(733,751)
EUR	1,313,811	JPMC	02/27/23	USD	1,385,110	(26,392)
EUR	21,941,357	MSIP	02/27/23	USD	23,439,851	(132,994)
EUR	308,632	SSBT	02/27/23	USD	331,028	(552)
EUR	138,746,826	UBSA	02/27/23	USD	146,463,230	(2,600,355)
GBP	60,440,352	BOA	01/18/23	USD	71,979,987	(1,116,274)
GBP	11,388,394	BOA	01/18/23	USD	13,804,783	31,716
GBP	18,049,033	CBNA	01/18/23	USD	21,499,015	(329,395)
GBP	6,548,854	HSBCU	01/18/23	USD	7,869,326	(50,826)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	13,045,843,494	CBNA	02/09/23	USD	94,437,581	$(5,424,413)
JPY	359,459,302	HSBCU	02/09/23	USD	2,741,261	(10,292)
JPY	1,057,414,884	MSIP	02/09/23	USD	7,769,535	(324,657)
JPY	88,206,155	MSIP	02/09/23	USD	646,415	(28,776)
JPY	57,599,652	SSBT	02/09/23	USD	438,714	(2,194)
JPY	577,944,244	UBSA	02/09/23	USD	4,394,188	(29,801)
MXN	42,138,310	BNP	01/19/23	USD	2,156,665	10
NOK	14,235,148	BOA	02/03/23	USD	1,431,166	(23,592)
NOK	64,867,896	JPMC	02/03/23	USD	6,475,589	(153,574)
NOK	3,959,508	SSBT	02/03/23	USD	396,830	(7,811)
NZD	14,345,874	GSBU	02/02/23	USD	8,926,706	(185,132)
NZD	6,701,316	HSBCU	02/02/23	USD	4,324,063	67,696
NZD	6,418,408	JPMC	02/02/23	USD	4,061,800	(14,877)
NZD	90,905	SSBT	02/02/23	USD	57,977	239
PLN	5,844,196	HSBCU	01/30/23	USD	1,288,517	(42,609)
SEK	18,964,440	BOA	02/03/23	USD	1,809,594	(10,881)
SEK	114,462,503	HSBCU	02/03/23	USD	10,894,472	(93,259)
SEK	81,262,263	MSIP	02/03/23	USD	7,748,270	(52,432)
SGD	2,167,225	CBNA	03/02/23	USD	1,608,002	(11,494)

Net Unrealized Depreciation						$(8,498,942)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/23	251	AUD	29,036,044	$(1,072,090)
MSCI EAFE Index Mini Futures	03/17/23	33	USD	3,216,510	(31,462)
MSCI Emerging Markets Index Mini Futures	03/17/23	1,182	USD	56,700,540	(945,933)
OMX Stockholm 30 Index Futures	01/20/23	42	SEK	8,576,400	(25,631)
Russell 2000 Index E-Mini Futures	03/17/23	961	USD	85,091,745	(2,929,151)
S&P Midcap 400 Index E-Mini Futures	03/17/23	350	USD	85,491,000	(2,413,431)
U.S. Treasury Note 5 Year Futures	03/31/23	116	USD	12,519,844	(4,680)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/22/23	(87)	CAD	(10,661,850)	153,430
Euro Stoxx 50 Index Futures	03/17/23	(840)	EUR	(31,794,000)	2,017,440
Euro-Bund Futures	03/08/23	(300)	EUR	(39,879,000)	2,629,697
FTSE 100 Index Futures	03/17/23	(41)	GBP	(3,061,060)	(1,000)
Japanese Government 10 Year Bond Futures	03/13/23	(40)	JPY	(5,818,400,000)	874,837
MSCI Singapore Index Futures	01/30/23	(293)	SGD	(8,513,115)	59,600
S&P 500 Index E-Mini Futures	03/17/23	(544)	USD	(105,019,200)	2,917,669
SPI 200 Index Futures	03/16/23	(155)	AUD	(27,094,000)	350,372
TOPIX Index Futures	03/09/23	(169)	JPY	(3,196,635,000)	321,319
U.S. Treasury Note 10 Year Futures	03/22/23	(366)	USD	(41,100,656)	220,378
U.S. Treasury Note 2 Year Futures	03/31/23	(174)	USD	(35,683,594)	(46,433)
U.S. Treasury Ultra Long Bond Futures	03/22/23	(98)	USD	(13,162,625)	345,878
United Kingdom Long Gilt Bond Futures	03/29/23	(86)	GBP	(8,591,400)	503,877

Net Unrealized Appreciation					$2,924,686

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.100%	Annually	03/15/23	MLI	Bloomberg Commodity Index 3 Month Forward	USD 28,889,685	$(38,326)	$—	$(38,326)
Receive	0.000%	Monthly	03/22/23	MSC	Eurex Swiss Market New Index Futures	CHF 8,942,956	336,988	—	336,988

Totals							$298,662	$—	$298,662

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	SOFR	Annually	3.355%	Annually	12/27/32	USD	697,190,000	$(12,098,129)	$—	$(12,098,129)

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanley & Co.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,445,530	$10,590,760	$—	$24,036,290
Air Freight & Logistics	4,297,145	4,134,868	—	8,432,013
Airlines	1,463,256	1,054,950	—	2,518,206
Auto Components	758,370	4,437,716	—	5,196,086
Automobiles	9,229,278	19,783,766	—	29,013,044
Banks	29,395,150	69,289,119	—	98,684,269
Beverages	14,221,569	15,407,205	—	29,628,774
Biotechnology	17,467,083	7,727,722	—	25,194,805
Building Products	3,160,470	7,476,748	—	10,637,218
Capital Markets	22,233,449	19,688,285	—	41,921,734
Chemicals	13,234,229	22,463,199	—	35,697,428
Commercial Services & Supplies	3,465,188	2,645,632	—	6,110,820
Communications Equipment	6,305,782	2,183,649	—	8,489,431
Construction & Engineering	444,600	5,769,988	—	6,214,588
Construction Materials	967,621	3,867,385	—	4,835,006
Consumer Finance	3,639,990	—	—	3,639,990
Containers & Packaging	1,950,197	820,835	—	2,771,032
Distributors	1,100,234	357,678	—	1,457,912
Diversified Consumer Services	—	200,471	—	200,471
Diversified Financial Services	12,162,320	5,628,421	—	17,790,741
Diversified Telecommunication Services	6,580,178	13,516,529	—	20,096,707
Electric Utilities	14,587,321	14,387,000	—	28,974,321
Electrical Equipment	4,091,214	12,412,257	—	16,503,471
Electronic Equipment, Instruments & Components	4,489,120	10,534,357	—	15,023,477
Energy Equipment & Services	3,079,834	425,646	—	3,505,480
Entertainment	10,209,761	5,435,446	—	15,645,207
Equity Real Estate Investment Trusts	108,362,552	40,073,171	—	148,435,723
Food & Staples Retailing	10,887,833	9,622,167	—	20,510,000
Food Products	8,500,745	24,516,110	—	33,016,855
Gas Utilities	342,038	2,612,001	—	2,954,039
Health Care Equipment & Supplies	19,770,734	15,101,571	—	34,872,305
Health Care Providers & Services	26,081,998	2,058,422	0	28,140,420
Health Care Technology	—	621,806	—	621,806
Hotels, Restaurants & Leisure	14,164,283	10,502,543	—	24,666,826
Household Durables	2,361,105	9,238,353	—	11,599,458
Household Products	11,138,431	4,550,245	—	15,688,676
Independent Power and Renewable Electricity Producers	419,062	2,152,587	—	2,571,649
Industrial Conglomerates	6,602,265	11,681,281	—	18,283,546
Insurance	17,347,780	40,357,138	—	57,704,918
Interactive Media & Services	28,164,962	1,522,734	—	29,687,696
Internet & Direct Marketing Retail	17,069,502	4,343,841	—	21,413,343

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$31,651,399	$10,390,165	$—	$42,041,564
Leisure Products	172,780	1,517,671	—	1,690,451
Life Sciences Tools & Services	13,645,052	3,611,902	—	17,256,954
Machinery	13,281,759	21,106,592	—	34,388,351
Marine	73,470	2,792,042	—	2,865,512
Media	5,582,563	3,273,353	—	8,855,916
Metals & Mining	3,112,334	27,772,550	—	30,884,884
Multi-Utilities	6,275,962	5,667,876	—	11,943,838
Multiline Retail	3,378,450	2,659,771	—	6,038,221
Oil, Gas & Consumable Fuels	34,038,245	36,364,310	—	70,402,555
Paper & Forest Products	—	2,616,865	—	2,616,865
Personal Products	1,254,692	15,151,502	—	16,406,194
Pharmaceuticals	34,825,023	69,989,262	—	104,814,285
Professional Services	2,614,638	11,512,890	—	14,127,528
Real Estate Management & Development	978,080	29,380,995	—	30,359,075
Road & Rail	6,625,872	4,769,037	—	11,394,909
Semiconductors & Semiconductor Equipment	35,835,402	20,672,404	—	56,507,806
Software	59,531,258	9,559,660	—	69,090,918
Specialty Retail	17,044,119	5,081,908	—	22,126,027
Technology Hardware, Storage & Peripherals	44,271,537	3,234,333	—	47,505,870
Textiles, Apparel & Luxury Goods	3,732,598	21,842,924	—	25,575,522
Tobacco	5,218,382	6,804,764	—	12,023,146
Trading Companies & Distributors	2,094,842	11,588,948	—	13,683,790
Transportation Infrastructure	—	2,785,394	—	2,785,394
Water Utilities	604,498	832,452	—	1,436,950
Wireless Telecommunication Services	1,838,480	8,463,967	—	10,302,447
Total Common Stocks	800,873,614	778,637,139	0	1,579,510,753
Total U.S. Treasury & Government Agencies*	—	832,673,421	—	832,673,421
Total Foreign Government*	—	272,093,804	—	272,093,804
Total Preferred Stocks*	—	3,633,858	—	3,633,858
Total Mutual Funds*	354,203	—	—	354,203
Total Short-Term Investment*	—	66,210,521	—	66,210,521
Securities Lending Reinvestments
Certificates of Deposit	—	41,021,920	—	41,021,920
Commercial Paper	—	14,006,713	—	14,006,713
Repurchase Agreements	—	98,296,419	—	98,296,419
Mutual Funds	23,000,000	—	—	23,000,000
Total Securities Lending Reinvestments	23,000,000	153,325,052	—	176,325,052
Total Investments	$824,227,817	$2,106,573,795	$0	$2,930,801,612

Collateral for Securities Loaned (Liability)	$—	$(176,296,556)	$—	$(176,296,556)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,127,813	$—	$6,127,813
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(14,626,755)	—	(14,626,755)
Total Forward Contracts	$—	$(8,498,942)	$—	$(8,498,942)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,394,497	$—	$—	$10,394,497
Futures Contracts (Unrealized Depreciation)	(7,469,811)	—	—	(7,469,811)
Total Futures Contracts	$2,924,686	$—	$—	$2,924,686
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(12,098,129)	$—	$(12,098,129)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$336,988	$—	$336,988
OTC Swap Contracts at Value (Liabilities)	—	(38,326)	—	(38,326)
Total OTC Swap Contracts	$—	$298,662	$—	$298,662

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer out of Level 3 in the amount of $494,462 was due to the resumption of trading activity which resulted in the availability of significant observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,929,743,852
Affiliated investments at value (c)	1,057,760
Cash	9,374,249
Cash denominated in foreign currencies (d)	10,252,575
Cash collateral (e)	2,566,458
OTC swap contracts at market value	336,988
Unrealized appreciation on forward foreign currency exchange contracts	6,127,813
Receivable for:
Investments sold	14,454,613
Fund shares sold	380
Dividends and interest	12,178,168
Prepaid expenses	11,372

Total Assets	2,986,104,228
Liabilities
Cash collateral for OTC swap contracts	244,200
Unrealized depreciation on forward foreign currency exchange contracts	14,626,755
Collateral for securities loaned	176,296,556
OTC swap contracts at market value	38,326
Payables for:
Investments purchased	16,815,441
Fund shares redeemed	857,287
Variation margin on futures contracts	643,469
Variation margin on centrally cleared swap contracts	1,970,176
Interest on OTC swap contracts	1,346
Accrued Expenses:
Management fees	1,463,933
Distribution and service fees	602,635
Deferred trustees’ fees	149,475
Other expenses	553,947

Total Liabilities	214,263,546

Net Assets	$2,771,840,682

Net Assets Consist of:
Paid in surplus	$2,681,462,231
Distributable earnings (Accumulated losses)	90,378,451

Net Assets	$2,771,840,682

Net Assets
Class B	$2,771,840,682
Capital Shares Outstanding*
Class B	308,712,503
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,698,561,995.
(b)	Includes securities loaned at value of $176,062,047.
(c)	Identified cost of affiliated investments was $621,134.
(d)	Identified cost of cash denominated in foreign currencies was $10,124,064.
(e)	Includes collateral of $2,450,000 for OTC swap contracts and $116,458 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$45,630,616
Dividends from affiliated investments	31,224
Interest	23,939,972
Securities lending income	587,279

Total investment income	70,189,091
Expenses
Management fees	19,566,314
Administration fees	152,701
Custodian and accounting fees	628,384
Distribution and service fees—Class B	7,944,297
Audit and tax services	104,869
Legal	50,989
Trustees’ fees and expenses	9,574
Shareholder reporting	93,952
Insurance	27,857
Miscellaneous	91,452

Total expenses	28,670,389
Less management fee waiver	(364,670)

Net expenses	28,305,719

Net Investment Income	41,883,372

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	40,368,213
Affiliated investments	107,313
Futures contracts	(42,657,122)
Swap contracts	(138,384,506)
Foreign currency transactions	2,486,751
Forward foreign currency transactions	38,089,509

Net realized gain (loss)	(99,989,842)

Net change in unrealized appreciation (depreciation) on:
Investments	(692,238,984)
Affiliated investments	58,475
Futures contracts	(1,372,228)
Swap contracts	(13,152,354)
Foreign currency transactions	264,201
Forward foreign currency transactions	(16,495,171)

Net change in unrealized appreciation (depreciation)	(722,936,061)

Net realized and unrealized gain (loss)	(822,925,903)

Net Increase (Decrease) in Net Assets From Operations	$(781,042,531)

(a)	Net of foreign withholding taxes of $2,688,431.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$41,883,372	$43,289,361
Net realized gain (loss)	(99,989,842)	307,369,568
Net change in unrealized appreciation (depreciation)	(722,936,061)	7,588,536

Increase (decrease) in net assets from operations	(781,042,531)	358,247,465

From Distributions to Shareholders
Class B	(364,889,383)	(237,856,544)

Total distributions	(364,889,383)	(237,856,544)

Increase (decrease) in net assets from capital share transactions	(16,936,663)	(279,608,197)

Total increase (decrease) in net assets	(1,162,868,577)	(159,217,276)

Net Assets
Beginning of period	3,934,709,259	4,093,926,535

End of period	$2,771,840,682	$3,934,709,259

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	492,791	$4,809,219	406,238	$5,145,782
Reinvestments	39,922,252	364,889,383	19,244,057	237,856,544
Redemptions	(38,276,744)	(386,635,265)	(41,346,895)	(522,610,523)

Net increase (decrease)	2,138,299	$(16,936,663)	(21,696,600)	$(279,608,197)

Increase (decrease) derived from capital shares transactions		$(16,936,663)		$(279,608,197)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.83	$12.47	$12.78	$11.44	$12.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.14	0.14	0.19	0.19
Net realized and unrealized gain (loss)	(2.73)	0.99	0.53	1.84	(1.06)

Total income (loss) from investment operations	(2.60)	1.13	0.67	2.03	(0.87)

Less Distributions
Distributions from net investment income	(0.47)	(0.03)	(0.22)	(0.44)	(0.20)
Distributions from net realized capital gains	(0.78)	(0.74)	(0.76)	(0.25)	(0.05)

Total distributions	(1.25)	(0.77)	(0.98)	(0.69)	(0.25)

Net Asset Value, End of Period	$8.98	$12.83	$12.47	$12.78	$11.44

Total Return (%) (b)	(20.43)	9.28	6.09	18.07	(6.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.89	0.88	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.32	1.08	1.13	1.58	1.54
Portfolio turnover rate (%)	16	17	18	22	20
Net assets, end of period (in millions)	$2,771.8	$3,934.7	$4,093.9	$4,370.6	$4,209.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $11,780,327 in the Subsidiary, representing 0.4% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $137,392 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $37,953,237. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $98,296,419. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(69,624,268)	$—	$—	$—	$(69,624,268)
U.S. Treasury & Government Agencies	(106,672,288)	—	—	—	(106,672,288)
Total Borrowings	$(176,296,556)	$—	$—	$—	$(176,296,556)
Gross amount of recognized liabilities for securities lending transactions					$(176,296,556)

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (b) (c)	$4,728,097	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$12,098,129
			Unrealized depreciation on futures contracts (b) (c)	1,123,203
Equity	OTC swap contracts at market value	336,988
	Unrealized appreciation on futures contracts (b) (c)	5,666,400	Unrealized depreciation on futures contracts (b) (c)	6,346,608
Commodity			OTC swap contracts at market value (d)	38,326
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,127,813	Unrealized depreciation on forward foreign currency exchange contracts	14,626,755

Total		$16,859,298		$34,233,021

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $1,346.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$53,725	$(53,725)	$—	$—
BNP Paribas S.A.	707,508	—	—	707,508
Citibank N.A.	3,960,809	(3,960,809)	—	—
Deutsche Bank AG	342,914	(54,892)	—	288,022
Goldman Sachs Bank USA	291,818	(185,132)	—	106,686
HSBC Bank USA	86,931	(86,931)	—	—
JPMorgan Chase Bank N.A.	103,739	(103,739)	—	—
Morgan Stanley & Co.	336,988	—	(244,200)	92,788
Morgan Stanley & Co. International plc	528,655	(528,655)	—	—
State Street Bank and Trust	38,129	(36,250)	—	1,879
UBS AG	13,585	(13,585)	—	—

	$6,464,801	$(5,023,718)	$(244,200)	$1,196,883

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,320,587	$(53,725)	$—	$1,266,862
Citibank N.A.	6,600,336	(3,960,809)	—	2,639,527
Deutsche Bank AG	54,892	(54,892)	—	—
Goldman Sachs Bank USA	185,132	(185,132)	—	—
HSBC Bank USA	2,392,038	(86,931)	—	2,305,107
JPMorgan Chase Bank N.A.	194,843	(103,739)	—	91,104
Merill Lynch International	38,326	—	(38,326)	—
Morgan Stanley & Co. International plc	1,208,817	(528,655)	—	680,162
NatWest Markets plc	3,704	—	—	3,704
State Street Bank and Trust	36,250	(36,250)	—	—
UBS AG	2,630,156	(13,585)	—	2,616,571

	$14,665,081	$(5,023,718)	$(38,326)	$9,603,037

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$38,089,509	$38,089,509
Swap contracts . . . . . . . . . . . . . . . .	(146,905,896)	984,203	7,537,187	—	(138,384,506)
Futures contracts . . . . . . . . . . . . . . .	30,711,930	(73,369,052)	—	—	(42,657,122)

	$(116,193,966)	$(72,384,849)	$7,537,187	$38,089,509	$(142,952,119)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$(16,495,171)	$(16,495,171)
Swap contracts . . . . . . . . . . . . . . . .	(11,670,172)	(7,183)	(1,474,999)	—	(13,152,354)
Futures contracts . . . . . . . . . . . . . . .	3,631,826	(5,004,054)	—	—	(1,372,228)

	$(8,038,346)	$(5,011,237)	$(1,474,999)	$(16,495,171)	$(31,019,753)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	1,247,667,076
Futures contracts long	254,008,852
Futures contracts short	(477,078,953)
Swap contracts	852,722,453

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$253,316,556	$229,020,624	$470,895,886	$464,975,241

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$19,566,314	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held December 31, 2022
MetLife, Inc.	$1,108,323	$–	$(216,351)	$107,313	$58,475	$1,057,760	$31,224	14,616

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,747,383,497

Gross unrealized appreciation	553,766,391
Gross unrealized (depreciation)	(381,461,264)

Net unrealized appreciation (depreciation)	$172,305,127

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$136,641,902	$44,907,811	$228,247,481	$192,948,733	$364,889,383	$237,856,544

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$76,137,871	$—	$172,472,185	$(158,082,127)	$90,527,929

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $158,082,127.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB Global Dynamic Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AB Global Dynamic Allocation Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-52

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-53

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-54

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the AB International Bond Portfolio returned -15.47% and -15.64%, respectively. The Portfolio’s benchmark, the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index¹, returned -9.76%. The Portfolio’s Custom Benchmark2 returned -12.92% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The year 2022 was a very difficult period for markets broadly. As central banks battled inflation, interest rates soared, and recession fears mounted, equity and fixed-income markets fell in tandem. Longer-term yields in developed markets (“DM”) rose sharply, leading global DM treasury bond returns to fall 10.80% during the year, as measured by the Bloomberg Global Treasury Index on a hedged basis. Bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Yield curves inverted in markets including the U.S. and Canada, and currency markets responded with significant moves. The U.S. Federal Reserve raised short-term rates to a range of 4.25% to 4.50%. At the end of the year, short-term interest rates were 4.25% in Canada, 3.50% in the United Kingdom (“U.K.”) and 3.10% in Australia. The European Central Bank exited negative interest rates, bringing its deposit rate to 2.00% in the eurozone. Short-term rates were held at -0.10% in Japan.

Longer-term yields also increased dramatically in 2022; 10-year U.S. Treasury yields rose 237 basis points (“bps”) to 3.88%. Canadian 10-year government yields increased by 187 bps to 3.30%, while similar maturity yields in the U.K. rose 270 bps to 3.67%. In Australia, 10-year yields were 238 bps higher, at 4.05%. In the eurozone, 10-year German bonds went 275 bps higher, from negative yields to 2.57%, Italian 10-year yields jumped 353 bps to 4.70%, while similar maturities in Spain rose 309 bps to yield 3.65%. In Japan, 10-year government yields increased 35 bps to 0.41% after the Bank of Japan in late December unexpectedly relaxed the band on its yield curve control policy from 25 bps to 50 bps on the 10-year part of the yield curve.

Lower-than-expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the U.K. and eurozone, and by the least in Japan.

Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporate bonds, underperformed global treasuries—trailing U.S. Treasury bonds in the U.S. while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the U.S. and outperforming in the eurozone relative to respective treasury markets. Emerging market (“EM”) sovereign bonds trailed as the U.S. dollar gained on the vast majority of currencies. EM corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AB International Bond Portfolio posted negative absolute returns and underperformed its Custom Benchmark for the one-year period ending on December 31, 2022.

During the period, sector allocation and overall country and yield curve positioning detracted from relative performance. Security selection contributed to relative performance, and active currency positioning slightly detracted. As of December 31, 2022, the Portfolio held a shorter than benchmark duration position against its Custom Benchmark. In DM, the Portfolio’s largest duration overweight allocations were in the U.S., Germany, and Australia and the Portfolio is underweight duration in France, Japan, and the U.K. In the EM portion of the Portfolio, there were modestly overweight duration positions in Colombia, Qatar, and South Korea. The most significant EM underweight duration positions were in China, Malaysia, Indonesia, and Uruguay.

Within sector, the DM portion of the Portfolio had underweight allocations to government securities and overweight to risk assets (equity-like assets). We favored U.S. securitized positions, with overweight allocations to Collateralized Mortgage Obligations, Credit Risk Transfers, Commercial Mortgage-Backed Securities, and Collateralized Loan Obligations. We also held a modest position in investment grade and high yield DM corporate bonds. From a credit, standpoint the Portfolio was underweight AA- and A-rated securities while we favored BBB credit in the investment grade space. In the EM portion of the Portfolio, there were underweight allocations to EM government bonds. EM local exposure was increased towards the end of the year. We maintained a reduced overweight allocation to EM hard currency corporate bonds. These securities historically have provided some of the most compelling risk-adjusted returns in the EM space.

Although we used primarily cash bonds within our strategy, we employed derivatives at times because they provide us flexibility in implementing portfolio strategies. The key alpha-generating strategies we used in this strategy—duration/yield curve positioning, sector allocation, security selection, and currency management – can be implemented in either the cash bond markets or in the derivatives

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

market. At times, it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) is a measure of global investment grade debt from 27 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD- denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG GLOBAL AGGREGATE EX-U.S. (USD HEDGED) INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	–15.47	–2.49
Class B	–15.64	–2.70
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	–9.76	–0.94
Custom Benchmark	–12.92	–1.41

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Countries

% of Net Assets
United States	17.2
Japan	12.2
Germany	4.3
United Kingdom	4.2
Canada	3.2
South Korea	3.1
Mexico	2.7
Australia	2.5
Brazil	2.3
Indonesia	2.3

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.59%	$1,000.00	$991.00	$2.96
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B (a)	Actual	0.84%	$1,000.00	$989.70	$4.21
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—59.1% of Net Assets

Security Description	Principal Amount*	Value

Banks—1.4%
BNG Bank NV 0.750%, 01/24/29 (EUR)	651,000	$606,877
3.500%, 07/19/27 (AUD)	2,491,000	1,621,408
Development Bank of Japan, Inc. 0.010%, 10/15/24 (EUR)	1,388,000	1,397,588
Kreditanstalt fuer Wiederaufbau 4.100%, 02/20/26 (AUD)	2,360,000	1,604,423
Landwirtschaftliche Rentenbank Zero Coupon, 11/27/29 (EUR)	2,545,000	2,218,425

		7,448,721

Regional Government—0.8%
Japan Finance Organization for Municipalities 0.050%, 02/12/27 (EUR)	1,822,000	1,700,635
Province of Ontario Canada 2.700%, 06/02/29 (CAD)	1,895,000	1,304,639
Province of Quebec Canada 0.875%, 05/04/27 (EUR)	1,239,000	1,199,210
3.650%, 05/20/32 (CAD)	619,000	445,072

		4,649,556

Sovereign—56.9%
Abu Dhabi Government International Bonds 3.125%, 10/11/27	1,665,000	1,588,790
3.125%, 04/16/30	320,000	296,721
3.125%, 09/30/49	2,340,000	1,726,288
Angolan Government International Bonds 8.000%, 11/26/29	701,000	613,768
9.125%, 11/26/49	4,127,000	3,214,108
9.125%, 11/26/49 (144A)	670,000	521,796
Argentine Republic Government International Bonds 0.500%, 07/09/30 (a)	8,710,888	2,349,236
1.000%, 07/09/29	1,532,610	406,843
1.500%, 07/09/35 (a)	4,311,823	1,093,675
3.875%, 01/09/38 (a)	1,965,508	621,755
Australia Government Bonds 2.750%, 11/21/27 (AUD)	2,074,000	1,353,044
2.750%, 06/21/35 (AUD)	1,897,000	1,111,527
3.000%, 03/21/47 (AUD)	1,419,000	767,220
4.750%, 04/21/27 (AUD)	7,621,000	5,414,729
Bahrain Government International Bonds 4.250%, 01/25/28	904,000	827,518
5.625%, 09/30/31	225,000	205,249
6.000%, 09/19/44	1,364,000	1,061,058
7.000%, 10/12/28	205,000	206,068
7.375%, 05/14/30 (144A)	242,000	245,664
Brazil Notas do Tesouro Nacional 10.000%, 01/01/29 (BRL)	30,062,000	5,099,730
10.000%, 01/01/31 (BRL)	12,895,000	2,134,409
Brazilian Government International Bonds 6.000%, 04/07/26	1,145,000	1,182,353
3.875%, 06/12/30 (b)	355,000	308,081
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/32 (EUR)	2,374,853	2,033,311
Zero Coupon, 08/15/50 (EUR)	585,162	327,290

Sovereign—(Continued)
Bundesrepublik Deutschland Bundesanleihe
1.700%, 08/15/32 (EUR)	9,259,000	9,239,306
3.250%, 07/04/42 (EUR)	2,602,101	3,089,808
Canadian Government Bonds 2.000%, 12/01/51 (CAD)	1,705,000	956,613
2.250%, 12/01/29 (CAD)	6,070,000	4,205,918
2.750%, 09/01/27 (CAD)	3,133,000	2,247,870
CBB International Sukuk Programme Co. WLL 4.500%, 03/30/27 (144A)	1,049,000	1,018,919
Chile Government International Bonds 2.450%, 01/31/31	360,000	298,594
2.550%, 01/27/32	1,085,000	887,722
2.750%, 01/31/27 (b)	2,020,000	1,856,208
3.100%, 05/07/41	219,000	157,316
3.100%, 01/22/61	2,695,000	1,677,887
Colombia Government International Bonds 3.125%, 04/15/31	665,000	493,572
3.250%, 04/22/32	1,701,000	1,236,963
3.875%, 02/15/61	848,000	470,919
4.125%, 02/22/42	1,557,000	973,241
5.000%, 06/15/45	1,296,000	881,676
6.125%, 01/18/41	1,296,000	1,030,354
Colombian TES 7.000%, 03/26/31 (COP)	4,821,400,000	701,528
Dominican Republic International Bonds 4.875%, 09/23/32	605,000	502,187
5.500%, 02/22/29	1,525,000	1,403,169
5.500%, 02/22/29 (144A)	1,383,000	1,272,514
5.875%, 01/30/60 (b)	2,274,000	1,664,955
6.500%, 02/15/48 (b)	2,158,000	1,775,002
8.625%, 04/20/27	691,000	718,604
Ecuador Government International Bonds 1.500%, 07/31/40 (144A) (a)	2,169,604	885,375
2.500%, 07/31/35 (144A) (a)	3,912,778	1,798,853
2.500%, 07/31/35 (a)	2,964,709	1,362,990
5.500%, 07/31/30 (144A) (a)	1,709,428	1,098,425
Egypt Government International Bonds 3.875%, 02/16/26 (144A)	1,031,000	849,070
5.625%, 04/16/30 (EUR)	1,145,000	846,934
5.800%, 09/30/27	1,095,000	902,795
6.375%, 04/11/31 (EUR)	288,000	213,584
7.053%, 01/15/32	2,114,000	1,541,846
7.500%, 02/16/61 (144A)	219,000	134,869
8.150%, 11/20/59	202,000	131,788
8.500%, 01/31/47	2,058,000	1,367,903
8.700%, 03/01/49	658,000	437,842
El Salvador Government International Bonds 6.375%, 01/18/27	2,494,000	1,091,125
7.625%, 02/01/41	659,000	254,586
7.650%, 06/15/35	745,000	296,130
8.625%, 02/28/29	391,000	170,867
9.500%, 07/15/52	545,000	238,351
European Financial Stability Facility 2.375%, 06/21/32 (EUR)	1,665,000	1,673,592
Export-Import Bank of China (The) 4.000%, 11/28/47	2,796,000	2,352,058

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Export-Import Bank of Korea 0.829%, 04/27/25 (EUR)	705,000	$708,632
French Republic Government Bond OAT 0.500%, 05/25/40 (144A) (EUR)	3,637,000	2,469,231
Gabon Government International Bonds
6.625%, 02/06/31	415,000	338,848
6.950%, 06/16/25	1,690,000	1,597,050
Ghana Government International Bonds 7.625%, 05/16/29 (c)	490,000	180,320
7.875%, 02/11/35 (144A) (c)	1,046,000	370,807
8.627%, 06/16/49 (c)	1,125,000	387,563
8.750%, 03/11/61 (144A) (c)	233,000	80,851
8.950%, 03/26/51 (c)	208,000	72,238
Guatemala Government Bonds 4.375%, 06/05/27	3,123,000	2,951,349
4.650%, 10/07/41 (144A)	336,000	269,788
Hungary Government International Bonds 2.125%, 09/22/31	4,037,000	2,990,044
5.250%, 06/16/29 (144A)	498,000	475,590
5.500%, 06/16/34 (144A)	1,000,000	936,800
5.500%, 06/16/34	310,000	290,408
Indonesia Government International Bonds 1.000%, 07/28/29 (EUR)	520,000	447,645
2.850%, 02/14/30	1,163,000	1,032,304
4.125%, 01/15/25	555,000	548,918
4.200%, 10/15/50	648,000	534,665
4.300%, 03/31/52	359,000	303,395
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	18,816,000,000	1,173,016
7.250%, 02/15/26 (IDR)	36,206,000,000	2,378,072
Italy Buoni Poliennali Del Tesoro 2.800%, 06/15/29 (EUR)	869,000	857,615
4.000%, 04/30/35 (144A) (EUR)	2,700,000	2,687,024
Ivory Coast Government International Bonds 5.875%, 10/17/31 (144A) (EUR)	460,000	411,613
6.125%, 06/15/33	320,000	284,000
6.375%, 03/03/28	1,281,000	1,237,190
6.625%, 03/22/48 (EUR)	323,000	242,755
Jamaica Government International Bonds 7.625%, 07/09/25	570,000	585,577
7.875%, 07/28/45 (b)	573,000	644,020
Japan Government Five Year Bonds 0.005%, 09/20/26 (JPY)	1,353,800,000	10,269,549
0.100%, 12/20/23 (JPY)	728,250,000	5,555,265
Japan Government Forty Year Bond 1.000%, 03/20/62 (JPY)	368,500,000	2,248,091
Japan Government Ten Year Bond 0.600%, 12/20/23 (JPY)	296,200,000	2,270,317
Japan Government Thirty Year Bonds 0.400%, 12/20/49 (JPY)	554,600,000	3,210,798
0.600%, 09/20/50 (JPY)	447,750,000	2,684,999
1.000%, 03/20/52 (JPY)	90,450,000	596,609
1.400%, 09/20/52 (JPY)	260,700,000	1,898,756
Japan Government Twenty Year Bond 0.500%, 09/20/36 (JPY)	2,134,200,000	15,368,387

Sovereign—(Continued)
Japan Government Two Year Bonds 0.005%, 01/01/24 (JPY)	1,425,450,000	10,860,204
0.005%, 02/01/24 (JPY)	1,282,150,000	9,769,897
Kingdom of Belgium Government Bond 1.450%, 06/22/37 (144A) (EUR)	2,803,000	2,358,369
2.750%, 04/22/39 (144A) (EUR)	1,741,448	1,713,235
Korea Treasury Bonds 1.375%, 12/10/29 (KRW)	6,303,790,000	4,256,950
2.375%, 03/10/27 (KRW)	5,234,930,000	3,913,014
3.125%, 06/10/25 (KRW)	17,600,390,000	13,708,348
3.125%, 09/10/27 (KRW)	4,081,250,000	3,140,648
Lebanon Government International Bonds
6.000%, 01/27/23 (c)	6,653,000	378,556
6.200%, 02/26/25 (c)	461,000	26,415
6.650%, 11/03/28 (c)	2,006,000	115,465
Malaysia Government Bond 4.498%, 04/15/30 (MYR)	7,477,000	1,747,598
Mexico Government International Bonds 3.375%, 02/23/31 (EUR)	1,695,000	1,665,431
3.771%, 05/24/61 (b)	3,880,000	2,450,335
Morocco Government International Bond 2.375%, 12/15/27	1,143,000	993,317
New Zealand Government Bonds 2.000%, 05/15/32 (NZD)	1,109,000	572,296
3.500%, 04/14/33 (NZD)	4,660,000	2,721,086
Nigeria Government International Bonds 6.125%, 09/28/28	252,000	194,383
6.125%, 09/28/28 (144A)	472,000	364,082
7.143%, 02/23/30	1,033,000	789,894
7.375%, 09/28/33 (144A)	558,000	396,426
7.375%, 09/28/33	1,869,000	1,327,812
7.625%, 11/28/47	3,085,000	1,979,398
7.696%, 02/23/38	700,000	474,180
8.250%, 09/28/51	941,000	625,765
8.375%, 03/24/29	482,000	398,855
Oman Government International Bonds 4.875%, 02/01/25	709,000	695,372
5.625%, 01/17/28	1,725,000	1,700,953
6.500%, 03/08/47	486,000	441,945
6.750%, 01/17/48	439,000	410,708
Pakistan Government International Bond 6.875%, 12/05/27	914,000	353,096
Panama Government International Bonds
3.362%, 06/30/31	1,874,000	1,508,570
3.750%, 04/17/26	1,490,000	1,401,360
3.870%, 07/23/60	2,167,000	1,395,840
6.400%, 02/14/35	911,000	924,127
6.700%, 01/26/36	390,000	406,205
Paraguay Government International Bonds 3.849%, 06/28/33	690,000	603,975
3.849%, 06/28/33 (144A)	209,000	182,943
4.950%, 04/28/31 (144A)	650,000	628,146
4.950%, 04/28/31	1,090,000	1,053,353
5.000%, 04/15/26	1,045,000	1,039,511
Peru Government Bonds 5.940%, 02/12/29 (PEN)	9,084,000	2,191,270
6.150%, 08/12/32 (PEN)	10,049,000	2,322,458

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	$558,600
Peruvian Government International Bonds 2.780%, 12/01/60	1,497,000	870,675
3.000%, 01/15/34	1,460,000	1,149,974
3.230%, 07/28/21	874,000	507,267
5.625%, 11/18/50	1,275,000	1,258,967
Philippine Government International Bonds 3.000%, 02/01/28	915,000	851,165
3.200%, 07/06/46	1,794,000	1,307,517
3.229%, 03/29/27	292,000	277,021
3.556%, 09/29/32	1,465,000	1,329,936
3.750%, 01/14/29	364,000	347,482
4.200%, 03/29/47	3,870,000	3,303,265
5.500%, 03/30/26	288,000	294,972
Qatar Government International Bonds 4.400%, 04/16/50	1,580,000	1,445,311
4.400%, 04/16/50 (144A)	1,538,000	1,406,892
4.500%, 04/23/28	1,363,000	1,370,415
4.817%, 03/14/49	980,000	953,050
5.103%, 04/23/48	1,141,000	1,145,715
Republic of Austria Government Bonds
Zero Coupon, 02/20/30 (144A) (EUR)	592,000	511,017
0.500%, 02/20/29 (144A) (EUR)	4,654,000	4,293,038
0.900%, 02/20/32 (144A) (EUR)	6,325,000	5,587,743
Republic of Azerbaijan International Bond 3.500%, 09/01/32	1,600,000	1,332,000
Republic of Kenya Government International Bond 7.250%, 02/28/28	361,000	314,973
Republic of Poland Government International Bond 5.500%, 11/16/27	930,000	954,109
Republic of South Africa Government International Bonds 5.650%, 09/27/47	541,000	396,066
5.750%, 09/30/49	1,287,000	941,698
5.875%, 04/20/32	745,000	670,500
Romanian Government International Bonds 3.000%, 02/14/31	800,000	628,592
3.625%, 03/27/32	728,000	578,451
3.625%, 03/27/32 (144A)	794,000	630,893
4.000%, 02/14/51	868,000	574,425
5.250%, 11/25/27	230,000	220,629
5.250%, 11/25/27 (144A) (b)	1,010,000	968,849
6.000%, 05/25/34	1,332,000	1,243,997
Saudi Government International Bonds 2.250%, 02/02/33	2,595,000	2,104,514
2.875%, 03/04/23	320,000	318,400
3.250%, 10/26/26	807,000	770,215
3.250%, 10/22/30 (144A)	689,000	628,713
3.450%, 02/02/61	2,130,000	1,522,950
5.250%, 01/16/50	2,042,000	2,001,160
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	265,000	244,126
6.250%, 05/23/33	469,000	386,456
6.750%, 03/13/48	1,425,000	1,001,530
Sharjah Sukuk, Ltd. 3.764%, 09/17/24	450,000	438,795

Sovereign—(Continued)
Spain Government Bond 3.450%, 07/30/43 (144A) (EUR)	2,034,000	2,018,352
Sri Lanka Government International Bonds 6.200%, 05/11/27 (c)	1,823,000	563,452
6.850%, 11/03/25 (c)	1,370,000	431,677
7.550%, 03/28/30 (c)	214,000	66,143
7.850%, 03/14/29 (c)	523,000	162,262
Turkey Government International Bond 4.875%, 04/16/43 (b)	4,063,000	2,635,083
5.750%, 05/11/47	315,000	214,200
Ukraine Government International Bonds 6.750%, 06/20/28 (144A) (EUR)	442,000	81,758
6.876%, 05/21/31	1,096,000	200,057
7.375%, 09/25/34	1,234,000	223,724
7.750%, 09/01/26	4,290,000	879,707
7.750%, 09/01/29	1,548,000	320,300
9.750%, 11/01/30	858,000	171,995
United Kingdom Gilt 0.875%, 01/31/46 (GBP)	2,490,000	1,592,863
1.250%, 10/22/41 (GBP)	3,987,000	3,055,636
1.250%, 07/31/51 (GBP)	420,927	274,846
1.500%, 07/31/53 (GBP)	1,200,098	829,926
1.750%, 09/07/37 (GBP)	2,428,769	2,208,743
3.750%, 01/29/38 (GBP)	1,661,690	1,939,191
Uruguay Government International Bonds 4.375%, 01/23/31	676,097	671,554
4.975%, 04/20/55	857,005	818,778
7.875%, 01/15/33	535,000	665,855
Zambia Government International Bond 8.970%, 07/30/27	1,123,000	495,849

		315,075,963

Total Foreign Government (Cost $379,881,716)		327,174,240

Corporate Bonds & Notes—28.5%

Advertising—0.2%
Interpublic Group of Cos., Inc. (The) 4.650%, 10/01/28	870,000	832,410

Aerospace/Defense—0.2%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	435,000	430,787
Embraer Netherlands Finance B.V. 5.400%, 02/01/27	507,000	485,452

		916,239

Agriculture—0.3%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	860,000	762,406
BAT International Finance plc 6.000%, 11/24/34 (GBP)	305,000	329,281
British American Tobacco plc 3.000%, 5Y EUR Swap + 3.372%, 09/27/26 (EUR) (d)	645,000	534,613

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Imperial Brands Finance Netherlands B.V. 1.750%, 03/18/33 (EUR)	282,000	$212,268

		1,838,568

Apparel—0.3%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	915,000	913,115
PVH Corp. 3.125%, 12/15/27 (EUR)	550,000	534,984

		1,448,099

Auto Manufacturers—0.6%
BMW Finance NV 1.000%, 08/29/25 (EUR)	835,000	845,312
General Motors Financial Co., Inc. 0.600%, 05/20/27 (EUR)	615,000	557,004
Harley-Davidson Financial Services, Inc. 3.050%, 02/14/27 (144A)	330,000	293,891
Volkswagen International Finance NV
0.875%, 09/22/28 (EUR)	800,000	695,081
1.875%, 03/30/27 (EUR)	400,000	385,371
3.500%, 5Y EUR Swap + 3.746%, 06/17/25 (EUR) (d)	300,000	296,648

		3,073,307

Auto Parts & Equipment—0.3%
Aptiv plc 1.600%, 09/15/28 (EUR)	585,000	545,614
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de C.V. 5.000%, 05/07/28	535,000	444,858
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	800,000	698,104

		1,688,576

Banks—7.4%
AIB Group plc 0.500%, 1Y EUR Swap + 0.750%, 11/17/27 (EUR) (d)	1,005,000	910,483
Australia & New Zealand Banking Group, Ltd. 0.250%, 03/17/25 (EUR)	1,045,000	1,042,956
0.669%, 5Y EUR Swap + 1.120%, 05/05/31 (EUR) (d)	805,000	731,075
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (d)	1,200,000	1,232,513
Banco Santander S.A. 1.125%, 06/23/27 (EUR)	900,000	855,496
Bank Hapoalim BM 3.255%, 5Y H15 + 2.155%, 01/21/32 (144A) (d)	312,000	268,470
Bank of America Corp. 1.776%, 3M EURIBOR + 1.200%, 05/04/27 (EUR) (d)	1,189,000	1,172,975
Bank of Montreal 0.125%, 01/26/27 (EUR)	640,000	600,066
1.000%, 04/05/26 (EUR)	619,000	613,661
Bank of Nova Scotia (The) 0.010%, 01/14/27 (EUR)	1,565,000	1,460,985
0.450%, 03/16/26 (EUR)	246,000	239,682

Banks—(Continued)
Barclays plc 8.000%, 5Y H15 + 5.431%, 03/15/29 (b) (d)	695,000	649,825
BNP Paribas S.A. 3.375%, 01/23/26 (GBP)	565,000	641,220
4.625%, 5Y H15 + 3.340%, 02/25/31 (d)	960,000	741,696
Citigroup, Inc. 1.750%, 10/23/26 (GBP)	605,000	643,554
Commonwealth Bank of Australia 0.125%, 10/15/29 (EUR)	1,015,000	867,295
1.936%, 5Y EUR Swap + 1.450%, 10/03/29 (EUR) (d)	855,000	861,830
Cooperatieve Rabobank UA 3.250%, 5Y EUR Swap + 3.702%, 12/29/26 (EUR) (d)	400,000	364,488
4.375%, 5Y EUR Swap + 4.679%, 06/29/27 (EUR) (d)	600,000	570,824
4.625%, 05/23/29 (GBP)	625,000	689,029
Credit Suisse Group AG 1.250%, 1Y EUR Swap + 0.750%, 07/17/25 (EUR) (d)	1,165,000	1,117,468
3.250%, 1Y EUR Swap + 3.500%, 04/02/26 (EUR) (d)	515,000	494,295
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (d)	803,000	698,610
Danske Bank A/S 0.750%, 1Y EUR Swap + 0.880%, 06/09/29 (EUR) (d)	1,175,000	1,025,883
Deutsche Bank AG 1.875%, 3M EURIBOR + 1.380%, 02/23/28 (EUR) (d)	100,000	93,592
2.625%, 02/12/26 (EUR)	200,000	201,919
3.875%, 02/12/24 (GBP)	800,000	942,985
6.119%, SOFR + 3.190%, 07/14/26 (b) (d)	170,000	168,863
Dexia Credit Local S.A. 0.625%, 02/03/24 (EUR)	3,000,000	3,124,366
DNB Boligkreditt A/S 0.250%, 09/07/26 (EUR)	1,314,000	1,259,128
0.625%, 06/19/25 (EUR)	433,000	434,238
Goldman Sachs Group, Inc. (The) 1.250%, 05/01/25 (EUR)	660,000	671,750
HSBC Holdings plc 4.600%, 5Y H15 + 3.649%, 12/17/30 (d)	818,000	636,390
6.000%, 5Y EUR Swap + 5.338%, 09/29/23 (EUR) (d)	784,000	828,203
ING Groep NV 3.000%, 02/18/26 (GBP)	900,000	1,012,050
6.500%, 5Y USD Swap + 4.446%, 04/16/25 (d)	201,000	190,043
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (d)	790,000	759,229
Intesa Sanpaolo S.p.A. 7.000%, 11/21/25 (144A)	216,000	220,292
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (d)	1,400,000	1,362,725
KBC Group NV 0.250%, 3M EURIBOR + 0.470%, 03/01/27 (EUR) (d)	1,200,000	1,132,725
Lloyds Bank plc 0.125%, 06/18/26 (EUR)	1,425,000	1,364,428
Morgan Stanley 0.406%, 3M EURIBOR + 0.698%, 10/29/27 (EUR) (d)	1,385,000	1,279,591
1.342%, 3M EURIBOR + 0.834%, 10/23/26 (EUR) (d)	264,000	260,970
National Australia Bank 0.010%, 01/06/29 (EUR)	1,215,000	1,059,523
NatWest Group plc 2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (d)	900,000	939,323
Shinhan Financial Group Co., Ltd. 2.875%, 5Y H15 + 2.064%, 05/12/26 (d)	201,000	170,448

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Societe Generale S.A. 7.875%, 5Y USD Swap + 4.979%, 12/18/23 (d)	860,000	$851,244
Stadshypotek AB 0.010%, 11/24/28 (EUR)	1,100,000	971,878
Standard Chartered plc 5.925%, 3M LIBOR + 1.510%, 01/30/27 (144A) (d)	1,000,000	768,060
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (b) (d)	880,000	814,000
UniCredit S.p.A. 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (d)	955,000	946,484

		40,958,826

Beverages—0.1%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.250%, 04/27/29 (144A) (b)	306,000	285,259

Building Materials—0.0%
Cemex S.A.B. de C.V. 7.375%, 06/05/27 (144A) (b)	267,000	274,009

Chemicals—0.2%
Braskem Idesa SAPI 6.990%, 02/20/32 (144A)	726,000	518,232
6.990%, 02/20/32	440,000	314,080
INEOS Quattro Finance 2 plc 2.500%, 01/15/26 (144A) (EUR)	561,000	508,909

		1,341,221

Coal—0.1%
Indika Energy Capital IV Pte, Ltd. 8.250%, 10/22/25	420,000	413,993

Commercial Services—0.8%
Autopistas del Sol S.A. 7.375%, 12/30/30	771,352	690,360
DP World Salaam 6.000%, 5Y H15 + 5.750%, 10/01/25 (d)	1,024,000	1,012,275
DP World, Ltd. 4.700%, 09/30/49	302,000	253,867
5.625%, 09/25/48	1,082,000	1,012,951
JSW Infrastructure, Ltd. 4.950%, 01/21/29 (144A)	531,000	451,616
TransJamaican Highway, Ltd. 5.750%, 10/10/36 (144A)	735,255	586,733
Verisure Holding AB 3.250%, 02/15/27 (EUR)	585,000	540,572

		4,548,374

Computers—0.3%
CA Magnum Holdings 5.375%, 10/31/26 (144A) (b)	680,000	619,635
Kyndryl Holdings, Inc. 2.050%, 10/15/26	679,000	553,991

Computers—(Continued)
Western Digital Corp. 2.850%, 02/01/29	217,000	167,886
3.100%, 02/01/32	608,000	437,010

		1,778,522

Cosmetics/Personal Care—0.1%
Natura &Co. Luxembourg Holdings S.a.r.l 6.000%, 04/19/29	401,000	350,953

Diversified Financial Services—0.5%
Aircastle, Ltd. 2.850%, 01/26/28 (144A)	497,000	406,475
Aviation Capital Group LLC 3.500%, 11/01/27 (144A) (b)	214,000	186,915
4.375%, 01/30/24 (144A)	459,000	447,473
BPCE SFH S.A. 0.010%, 11/10/27 (EUR)	400,000	365,259
Discover Financial Services 6.700%, 11/29/32	187,000	190,081
Intercorp Financial Services, Inc. 4.125%, 10/19/27	285,000	250,893
Joy Treasure Assets Holdings, Inc. 4.500%, 03/20/29	340,000	302,998
Motion Finco Sarl 7.000%, 05/15/25 (EUR)	375,000	398,767
Power Finance Corp., Ltd. 3.350%, 05/16/31	280,000	231,438

		2,780,299

Electric—3.2%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30	294,000	222,791
Adani Green Energy, Ltd. 4.375%, 09/08/24	1,040,000	941,200
AES Andes S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (d)	457,000	420,385
AES Panama Generation Holdings SRL 4.375%, 05/31/30 (144A)	295,000	256,266
Alfa Desarrollo S.p.A. 4.550%, 09/27/51 (144A) (b)	794,095	603,219
Cadent Finance plc 0.625%, 03/19/30 (EUR)	660,000	555,490
Colbun S.A. 3.950%, 10/11/27	200,000	186,247
Cometa Energia S.A. de C.V. 6.375%, 04/24/35	592,187	567,820
Comision Federal de Electricidad 3.348%, 02/09/31 (144A)	760,000	593,203
3.348%, 02/09/31	212,000	165,473
4.677%, 02/09/51 (144A)	485,000	315,362
4.688%, 05/15/29	414,000	366,154
4.688%, 05/15/29 (144A)	637,000	563,381
5.000%, 09/29/36	748,000	638,037
Consolidated Edison Co. of New York, Inc. 4.500%, 05/15/58	122,000	101,170

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
E.ON International Finance B.V. 6.250%, 06/03/30 (GBP)	445,000	$559,115
EDP - Energias de Portugal S.A. 1.500%, 5Y EUR Swap + 1.888%, 03/14/82 (EUR) (d)	400,000	347,896
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	592,000	469,900
Enel Finance International NV 0.500%, 06/17/30 (EUR)	793,000	649,194
7.500%, 10/14/32 (144A)	700,000	739,737
Engie Energia Chile S.A. 3.400%, 01/28/30 (144A)	326,000	266,176
Entergy Arkansas LLC 3.350%, 06/15/52	222,000	154,234
Eskom Holdings SOC, Ltd. 6.750%, 08/06/23	509,000	488,742
7.125%, 02/11/25	1,186,000	1,076,793
7.125%, 02/11/25 (144A)	286,000	259,665
Iberdrola International B.V. 1.450%, 5Y EUR Swap + 1.832%, 11/09/26 (EUR) (d)	700,000	634,842
India Clean Energy Holdings 4.500%, 04/18/27 (144A)	665,000	524,020
Israel Electric Corp., Ltd. 3.750%, 02/22/32 (144A)	213,000	186,298
JSW Hydro Energy, Ltd. 4.125%, 05/18/31	1,008,900	840,920
Kallpa Generacion S.A. 4.125%, 08/16/27	395,000	361,935
Lamar Funding, Ltd. 3.958%, 05/07/25	1,772,000	1,676,507
Minejesa Capital BV 5.625%, 08/10/37	595,000	463,211
Orsted A/S 4.875%, 01/12/32 (GBP)	469,000	554,036
ReNew Wind Energy AP2 / ReNew Power Pvt, Ltd. other 9 Subsidiaries 4.500%, 07/14/28	315,000	264,965
SSE plc 8.375%, 11/20/28 (GBP)	545,000	750,483

		17,764,867

Electronics—0.2%
Honeywell International, Inc. 4.125%, 11/02/34 (EUR)	1,141,000	1,205,651

Energy-Alternate Sources—0.2%
Empresa Generadora de Electricidad Haina S.A. 5.625%, 11/08/28 (144A) (b)	596,000	530,440
Greenko Dutch B.V. 3.850%, 03/29/26	382,000	330,354
Greenko Solar Mauritius, Ltd. 5.950%, 07/29/26	215,000	195,327

		1,056,121

Engineering & Construction—0.3%
Aeropuerto Internacional de Tocumen S.A. 5.125%, 08/11/61	1,253,000	1,023,271
Heathrow Funding, Ltd. 2.750%, 10/13/31 (GBP)	490,000	488,594
State Agency of Roads of Ukraine 6.250%, 06/24/30 (144A)†	1,144,000	193,908

		1,705,773

Entertainment—0.1%
Allwyn Entertainment Financing UK plc 5.887%, 3M EURIBOR + 4.125%, 02/15/28 (144A) (EUR) (d)	289,000	298,996

Food—0.3%
BRF S.A. 4.875%, 01/24/30	382,000	322,158
China Modern Dairy Holdings, Ltd. 2.125%, 07/14/26	310,000	262,131
NBM US Holdings, Inc. 7.000%, 05/14/26	975,000	968,185

		1,552,474

Insurance—0.7%
Allianz SE 2.121%, 3M EURIBOR + 3.280%, 07/08/50 (EUR) (d)	300,000	259,192
3.099%, 3M EURIBOR + 3.350%, 07/06/47 (EUR) (d)	500,000	494,130
4.252%, 3M EURIBOR + 3.550%, 07/05/52 (EUR) (d)	400,000	392,965
Credit Agricole Assurances S.A. 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (d)	600,000	618,582
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (d)	695,000	654,687
Principal Financial Group, Inc. 7.650%, 3M LIBOR + 3.044%, 05/15/55 (d)	300,000	290,250
Prudential Financial, Inc. 5.200%, 3M LIBOR + 3.040%, 03/15/44 (d)	642,000	610,317
Voya Financial, Inc. 5.650%, 3M LIBOR + 3.580%, 05/15/53 (d)	589,000	572,920

		3,893,043

Internet—0.2%
Booking Holdings, Inc. 4.500%, 11/15/31 (EUR)	388,000	420,391
Prosus NV 2.031%, 08/03/32 (EUR)	460,000	347,167
Weibo Corp. 3.375%, 07/08/30	313,000	243,164

		1,010,722

Investment Companies—0.7%
Fund of National Welfare Samruk-Kazyna JSC 2.000%, 10/28/26 (144A)	805,000	700,099
Huarong Finance Co., Ltd. 3.250%, 11/13/24	400,000	367,932
3.750%, 05/29/24	208,000	196,998

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Companies—(Continued)
Huarong Finance II Co., Ltd. 4.625%, 06/03/26	316,000	$278,080
JAB Holdings B.V. 1.000%, 12/20/27 (EUR)	900,000	828,551
MDGH GMTN RSC Ltd. 4.500%, 11/07/28	1,356,000	1,342,982

		3,714,642

Iron/Steel—0.2%
CSN Resources S.A. 4.625%, 06/10/31 (b)	595,000	471,222
JSW Steel, Ltd. 3.950%, 04/05/27	300,000	256,212
Vale Overseas, Ltd. 3.750%, 07/08/30	600,000	524,959

		1,252,393

Leisure Time—0.1%
Carnival plc 1.000%, 10/28/29 (EUR)	798,000	345,959
Royal Caribbean Cruises, Ltd. 8.250%, 01/15/29 (144A)	446,000	448,174

		794,133

Lodging—0.2%
Melco Resorts Finance, Ltd. 5.750%, 07/21/28 (144A)	505,000	420,523
Studio City Co., Ltd. 7.000%, 02/15/27 (144A)	250,000	233,805
Studio City Finance, Ltd. 6.500%, 01/15/28	200,000	155,304
Wynn Macau, Ltd. 5.625%, 08/26/28	200,000	170,818
5.625%, 08/26/28 (144A) (b)	325,000	277,579

		1,258,029

Mining—0.8%
Aris Mining Corp. 6.875%, 08/09/26	595,000	464,404
Cia de Minas Buenaventura SAA 5.500%, 07/23/26	764,000	655,185
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29	1,810,000	1,580,952
3.150%, 01/14/30	369,000	325,672
Freeport Indonesia PT 5.315%, 04/14/32 (144A)	335,000	307,274
Glencore Capital Finance DAC 1.125%, 03/10/28 (EUR)	275,000	242,270
Vedanta Resources Finance II plc 13.875%, 01/21/24 (b)	614,000	534,728
Volcan Cia Minera SAA 4.375%, 02/11/26 (144A)	184,000	158,524
4.375%, 02/11/26	284,000	244,679

		4,513,688

Multi-National—1.1%
European Investment Bank 0.750%, 07/15/27 (AUD)	990,000	574,081
1.800%, 01/19/27 (AUD)	1,300,000	803,025
Inter American Development Bank 2.700%, 01/29/26 (AUD)	1,005,000	653,780
4.250%, 06/11/26 (AUD)	783,000	532,908
International Bank for Reconstruction & Development
Zero Coupon, 01/15/27 (EUR)	1,237,000	1,171,128
0.010%, 04/24/28 (EUR)	1,277,000	1,163,059
3.000%, 10/19/26 (AUD)	445,000	289,719
International Finance Corp. 4.450%, 05/14/27 (AUD)	1,159,000	791,435

		5,979,135

Oil & Gas—5.5%
BP Capital Markets plc 3.250%, 5Y EUR Swap + 3.880%, 03/22/26 (EUR) (d)	234,000	230,047
3.625%, 5Y EUR Swap + 4.120%, 03/22/29 (EUR) (d)	541,000	496,563
Ecopetrol S.A. 5.875%, 11/02/51	2,079,000	1,398,174
6.875%, 04/29/30	533,000	483,342
7.375%, 09/18/43 (b)	767,000	653,238
Eni S.p.A. 3.375%, 5Y EUR Swap + 3.641%, 07/13/29 (EUR) (d)	835,000	740,445
Gran Tierra Energy, Inc. 7.750%, 05/23/27	252,000	204,134
7.750%, 05/23/27 (144A)	355,000	287,570
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/28	284,050	270,080
KazMunayGas National Co. JSC 5.375%, 04/24/30	1,694,000	1,513,370
5.750%, 04/19/47	1,179,000	911,249
6.375%, 10/24/48	395,000	324,719
Leviathan Bond, Ltd.
6.125%, 06/30/25 (144A)	324,995	317,683
6.750%, 06/30/30 (144A)	531,793	500,530
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26	580,000	551,238
NAK Naftogaz Ukraine via Kondor Finance plc 7.375%, 07/19/22	2,001,000	310,155
7.625%, 11/08/26 (144A)†	505,000	85,850
Oil and Gas Holding Co. BSCC (The) 7.500%, 10/25/27	1,416,000	1,444,728
7.625%, 11/07/24	1,079,000	1,096,178
Pertamina Persero PT 2.300%, 02/09/31 (b)	3,570,000	2,876,159
6.000%, 05/03/42	439,000	418,404
Petroleos Mexicanos 6.700%, 02/16/32	789,000	619,560
6.750%, 09/21/47	1,788,000	1,140,742
6.875%, 08/04/26	1,549,000	1,462,979
6.950%, 01/28/60	2,895,000	1,829,708
7.690%, 01/23/50	1,868,000	1,292,467
Petronas Energy Canada, Ltd. 2.112%, 03/23/28 (b)	924,000	807,293

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
QatarEnergy Trading LLC 3.300%, 07/12/51 (144A)	977,000	$720,537
3.300%, 07/12/51	2,605,000	1,921,187
Reliance Industries, Ltd. 2.875%, 01/12/32	380,000	309,153
Saudi Arabian Oil Co. 1.625%, 11/24/25	1,215,000	1,106,639
SEPLAT Energy plc 7.750%, 04/01/26 (144A)	540,000	426,622
SierraCol Energy Andina LLC 6.000%, 06/15/28 (144A)	400,000	313,904
6.000%, 06/15/28	215,000	168,723
Sinopec Group Overseas Development 2018, Ltd. 2.700%, 05/13/30	678,000	592,377
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	722,369
Tengizchevroil Finance Co. International, Ltd. 3.250%, 08/15/30 (144A)	552,000	390,358
3.250%, 08/15/30	730,000	516,234
TotalEnergies SE 1.625%, 5Y EUR Swap + 1.993%, 10/25/27 (EUR) (d)	830,000	720,312
Tullow Oil plc 10.250%, 05/15/26 (144A)	665,000	533,330

		30,708,350

Packaging & Containers—0.3%
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.250%, 09/01/28 (144A) (b)	579,000	491,829
Ardagh Packaging Finance plc 2.125%, 08/15/26 (EUR)	615,000	548,275
Rimini Bidco SpA 7.296%, 3M EURIBOR + 5.250%, 12/14/26 (144A) (EUR) (d)	605,000	574,603

		1,614,707

Pharmaceuticals—0.0%
Grifols S.A. 1.625%, 02/15/25 (144A) (EUR)	181,000	182,652

Pipelines—0.5%
Acu Petroleo Luxembourg Sarl 7.500%, 07/13/35 (144A)	1,075,000	978,785
Enbridge Pipelines, Inc. 2.820%, 05/12/31 (CAD)	459,000	283,946
Enbridge, Inc. 6.100%, 11/09/32 (CAD)	439,000	340,494
GNL Quintero S.A. 4.634%, 07/31/29	164,720	159,049
Southern Gas Corridor CJSC 6.875%, 03/24/26	454,000	464,814
TransCanada PipeLines, Ltd. 5.330%, 05/12/32 (CAD)	849,000	624,529

		2,851,617

Real Estate—0.4%
Annington Funding plc 3.184%, 07/12/29 (GBP)	365,000	365,843
KWG Group Holdings, Ltd. 7.400%, 01/13/27	225,000	81,909
Powerlong Real Estate Holdings, Ltd. 4.900%, 05/13/26	435,000	121,626
SBB Treasury Oyj
0.750%, 12/14/28 (EUR)	502,000	341,227
1.125%, 11/26/29 (EUR)	187,000	126,819
Shimao Group Holdings, Ltd.
5.200%, 01/16/27 (c)	580,000	104,400
5.600%, 07/15/26 (c)	250,000	45,621
Sinochem Offshore Capital Co., Ltd. 2.375%, 09/23/31	345,000	262,373
Sunac China Holdings, Ltd.
5.950%, 04/26/24 (c)	202,000	42,731
6.500%, 01/26/26 (c)	240,000	48,633
Times China Holdings, Ltd.
5.750%, 01/14/27	203,000	32,758
6.200%, 03/22/26	200,000	32,418
6.750%, 07/08/25	225,000	36,887
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	700,000	579,220
Yango Justice International, Ltd.
7.500%, 04/15/24 (c)	320,000	8,480
7.500%, 02/17/25 (c)	203,000	5,379
8.250%, 11/25/23 (c)	300,000	7,950

		2,244,274

Real Estate Investment Trusts—0.5%
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	735,000	728,249
Digital Intrepid Holding B.V. 0.625%, 07/15/31 (EUR)	625,000	457,516
Public Storage 0.500%, 09/09/30 (EUR)	650,000	522,999
Westfield America Management, Ltd. 2.625%, 03/30/29 (GBP)	340,000	315,020
WPC Eurobond B.V. 1.350%, 04/15/28 (EUR)	600,000	533,180

		2,556,964

Retail—0.1%
Stonegate Pub Co. Financing plc 8.250%, 07/31/25 (GBP)	340,000	370,761

Savings & Loans—0.3%
Nationwide Building Society
1.125%, 05/31/28 (EUR)	1,000,000	952,439
2.000%, 5Y EUR Swap + 1.500%, 07/25/29 (EUR) (d)	750,000	756,369

		1,708,808

Semiconductors—0.1%
TSMC Arizona Corp. 3.875%, 04/22/27	607,000	583,518

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.1%
Cedacri Mergeco S.p.A. 6.387%, 3M EURIBOR + 4.625%, 05/15/28 (EUR) (d)	190,000	$188,569
Fidelity National Information Services, Inc.
0.625%, 12/03/25 (EUR)	141,000	137,437
1.000%, 12/03/28 (EUR)	149,000	132,597

		458,603

Telecommunications—0.6%
AT&T, Inc. 2.875%, 5Y EUR Swap + 3.140%, 03/02/25 (EUR) (d)	400,000	382,685
Axtel S.A.B. de CV 6.375%, 11/14/24	320,000	261,738
Bell Telephone Co. of Canada or Bell Canada 3.000%, 03/17/31 (CAD)	170,000	107,984
5.850%, 11/10/32 (CAD)	667,000	514,531
CK Hutchison Group Telecom Finance S.A. 0.750%, 04/17/26 (EUR)	1,035,000	993,554
Telefonica Europe B.V. 4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (d)	300,000	305,854
TELUS Corp. 5.250%, 11/15/32 (CAD)	849,000	622,736
Xiaomi Best Time International, Ltd. 2.875%, 07/14/31 (144A)	434,000	314,654

		3,503,736

Transportation—0.3%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 05/07/30 (144A)	200,000	181,663
4.700%, 05/07/50	665,000	557,312
5.000%, 01/25/47 (b)	200,000	173,601
Lima Metro Line 2 Finance, Ltd.
4.350%, 04/05/36	268,716	238,843
5.875%, 07/05/34	686,002	665,259

		1,816,678

Water—0.1%
Thames Water Utilities Finance plc 6.750%, 11/16/28 (GBP)	420,000	533,360

Total Corporate Bonds & Notes (Cost $187,088,730)		157,662,350

U.S. Treasury & Government Agencies—4.7%

Agency Sponsored Mortgage - Backed—1.2%
Connecticut Avenue Securities Trust (CMO)
4.678%, SOFR30A + 0.750%, 10/25/41 (144A) (d)	22,652	22,453
4.778%, SOFR30A + 0.850%, 12/25/41 (144A) (d)	280,909	275,528
5.478%, SOFR30A + 1.550%, 10/25/41 (144A) (d)	66,676	64,980
5.578%, SOFR30A + 1.650%, 12/25/41 (144A) (d)	909,180	857,528
6.489%, 1M LIBOR + 2.100%, 03/25/31 (d)	1,680,176	1,671,756
6.489%, 1M LIBOR + 2.100%, 09/25/39 (144A) (d)	5,969	5,961
6.489%, 1M LIBOR + 2.100%, 10/25/39 (144A) (d)	28,399	28,328
6.539%, 1M LIBOR + 2.150%, 09/25/31 (144A) (d)	122,981	122,681

Agency Sponsored Mortgage - Backed—(Continued)
Connecticut Avenue Securities Trust (CMO)
6.689%, 1M LIBOR + 2.300%, 08/25/31 (144A) (d)	100,447	100,322
6.789%, 1M LIBOR + 2.400%, 04/25/31 (144A) (d)	307,931	307,166
Connecticut Avenue Securities (CMO)
14.639%, 1M LIBOR + 10.250%, 01/25/29 (d)	476,888	495,079
Freddie Mac STACR REMIC Trust (CMO)
4.678%, SOFR30A + 0.750%, 10/25/33 (144A) (d)	323,831	321,208
4.728%, SOFR30A + 0.800%, 10/25/41 (144A) (d)	71,248	70,320
4.878%, SOFR30A + 0.950%, 12/25/41 (144A) (d)	1,145,330	1,086,711
5.428%, SOFR30A + 1.500%, 10/25/41 (144A) (d)	675,847	642,034
5.578%, SOFR30A + 1.650%, 01/25/34 (144A) (d)	225,835	222,733
6.339%, 1M LIBOR + 1.950%, 10/25/49 (144A) (d)	27,358	27,358
6.439%, 1M LIBOR + 2.050%, 07/25/49 (144A) (d)	65,424	64,109

		6,386,255

U.S. Treasury—3.5%
U.S. Treasury Bond 2.375%, 02/15/42	3,505,000	2,676,122
U.S. Treasury Inflation Indexed Notes
0.125%, 07/15/24 (e)	4,146,348	4,012,564
0.125%, 10/15/26 (e)	4,200,959	3,937,607
U.S. Treasury Notes
2.625%, 05/31/27	7,683,900	7,242,976
3.875%, 11/30/27 (b)	742,800	738,738
4.125%, 10/31/27	176,700	177,349
4.125%, 11/15/32	404,800	413,086

		19,198,442

Total U.S. Treasury & Government Agencies (Cost $26,942,439)		25,584,697

Mortgage-Backed Securities—2.1%

Collateralized Mortgage Obligations—1.8%
Bellemeade Re, Ltd.
4.928%, SOFR30A + 1.000%, 09/25/31 (144A) (d)	470,651	445,982
5.989%, 1M LIBOR + 1.600%, 07/25/29 (144A) (d)	99,911	99,862
6.889%, 1M LIBOR + 2.500%, 10/25/29 (144A) (d)	199,511	199,217
7.239%, 1M LIBOR + 2.850%, 10/25/29 (144A) (d)	486,000	464,378
7.489%, 1M LIBOR + 3.100%, 04/25/29 (144A) (d)	750,000	726,631
Eagle Re, Ltd. 5.978%, SOFR30A + 2.050%, 04/25/34 (144A) (d)	277,454	270,188
Home Re, Ltd.
7.639%, 1M LIBOR + 3.250%, 05/25/29 (144A) (d)	1,600,000	1,577,378
9.639%, 1M LIBOR + 5.250%, 10/25/30 (144A) (d)	1,300,000	1,311,114
Oaktown Re III, Ltd. 6.939%, 1M LIBOR + 2.550%, 07/25/29 (144A) (d)	1,500,000	1,473,653
PMT Credit Risk Transfer Trust 6.737%, 1M LIBOR + 2.350%, 02/27/23 (144A)† (d)	682,884	645,938
7.137%, 1M LIBOR + 2.750%, 05/27/23 (144A) (d)	260,100	248,917
8.087%, 1M LIBOR + 3.700%, 11/27/31 (144A) (d)	22,213	21,245
Radnor Re, Ltd. 7.589%, 1M LIBOR + 3.200%, 02/25/29 (144A) (d)	2,236,136	2,191,617

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Triangle Re, Ltd. 5.828%, SOFR30A + 1.900%, 02/25/34 (144A) (d)	538,951	$536,472

		10,212,592

Commercial Mortgage-Backed Securities—0.3%
BFLD Trust 5.918%, 1M LIBOR + 1.600%, 06/15/38 (144A) (d)	310,000	295,679
JPMorgan Chase Commercial Mortgage Securities Trust 4.064%, 12/15/47 (144A) (d)	1,500,000	1,101,580

		1,397,259

Total Mortgage-Backed Securities (Cost $11,303,692)		11,609,851

Asset-Backed Securities—1.4%

Asset-Backed - Automobile—0.1%
Santander Bank Auto Credit-Linked Notes 5.721%, 08/16/32 (144A)	318,747	317,729

Asset-Backed - Other—1.2%
Amur Equipment Finance Receivables XI LLC Trust 5.300%, 06/21/28 (144A)	671,000	663,593
Balboa Bay Loan Funding Ltd. 5.443%, 3M LIBOR + 1.200%, 07/20/34 (144A) (d)	1,350,416	1,316,508
Black Diamond CLO, Ltd. 5.755%, 3M LIBOR + 1.430%, 07/23/32 (144A) (d)	2,121,980	2,077,234
CNH Equipment Trust 5.420%, 07/15/26	395,000	396,489
Flatiron CLO, Ltd. 5.337%, 3M LIBOR + 1.110%, 07/19/34 (144A) (d)	1,562,322	1,524,119
Hpefs Equipment Trust 5.260%, 08/20/29 (144A)	352,000	350,891
Pikes Peak CLO 5.413%, 3M LIBOR + 1.170%, 07/20/34 (144A) (d)	968,631	938,424

		7,267,258

Asset-Backed - Student Loan—0.1%
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	548,158	426,764

Total Asset-Backed Securities (Cost $8,287,940)		8,011,751

Short-Term Investment—4.4%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $9,040,121; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $9,219,131.	9,038,313	9,038,313

U.S. Treasury—2.8%
U.S. Treasury Bills
3.798%, 04/06/23 (f)	710,000	702,727
4.215%, 03/16/23 (f)	13,395,000	13,283,915
4.398%, 04/27/23 (f)	157,300	155,084
4.410%, 05/11/23 (f)	415,100	408,399
4.426%, 04/25/23 (f)	715,000	704,983
4.525%, 05/25/23 (f)	370,600	364,005

		15,619,113

Total Short-Term Investments (Cost $24,652,574)		24,657,426

Securities Lending Reinvestments (g)—1.3%

Repurchase Agreements—1.0%
Cantor Fitzgerald & Co.
Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $1,200,573; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $1,224,000.	1,200,000	1,200,000
HSBC Securities, Inc.
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $800,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $816,385.	800,000	800,000
Natixis S.A. (New York)
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,000,472; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/23/23 - 05/15/52, and an aggregate market value of $1,020,482.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $1,469,110; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $1,497,784.	1,468,415	1,468,415
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,332,426; collateralized by various Common Stock with an aggregate market value of $1,491,169.	1,331,775	1,331,775

		5,800,190

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 4.090% (h)	400,000	400,000

BHFTI-14

See accompanying notes to financial statements.

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (h)	400,000	$400,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (h)	400,000	400,000

		1,700,000

Total Securities Lending Reinvestments (Cost $7,500,190)		7,500,190

Total Investments—101.5% (Cost $645,657,281)		562,200,505
Other assets and liabilities (net)—(1.5)%		(8,374,768)

Net Assets—100.0%		$553,825,737

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $925,696, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)

All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $13,040,237 and the collateral received consisted of cash in the amount of $7,500,190 and non-cash collateral with a value of $6,127,167. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)

Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)	Principal amount of security is adjusted for inflation.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(h)	The rate shown represents the annualized seven-day yield as of December 31,2022
(144A)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $82,775,048, which is 14.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625%, 11/08/26	11/04/19	$505,000	$505,000	$85,850
PMT Credit Risk Transfer Trust, 6.737%, 02/27/23	02/11/20	682,884	682,884	645,938
State Agency of Roads of Ukraine, 6.250%, 06/24/30	06/17/21	1,144,000	1,144,000	193,908

				$925,696

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,921,576	ANZ	01/19/23	USD	3,301,920	$50,964
AUD	1,661,103	CBNA	01/19/23	USD	1,053,953	77,694
AUD	4,532,381	CSI	01/19/23	USD	3,037,225	50,515
AUD	10,106,116	JPMC	01/19/23	USD	6,385,752	499,164
AUD	4,862,468	MSCS	01/19/23	USD	3,291,127	21,490
AUD	5,001,005	MSCS	01/19/23	USD	3,255,607	151,389
AUD	1,030,700	NWM	01/19/23	USD	697,481	4,696
AUD	16,639	SSBT	01/19/23	USD	11,473	(138)
AUD	35,179	SSBT	01/19/23	USD	23,219	747
AUD	76,439	SSBT	01/19/23	USD	51,288	787
AUD	76,484	SSBT	01/19/23	USD	52,741	(635)
AUD	83,296	SSBT	01/19/23	USD	56,232	514
AUD	93,741	SSBT	01/19/23	USD	60,664	3,199
AUD	112,634	SSBT	01/19/23	USD	71,134	5,600
AUD	114,720	SSBT	01/19/23	USD	73,182	4,972
AUD	131,557	SSBT	01/19/23	USD	87,735	1,890

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	136,523	SSBT	01/19/23	USD	88,166	$4,842
AUD	168,600	SSBT	01/19/23	USD	113,344	1,517
AUD	176,217	SSBT	01/19/23	USD	119,239	811
AUD	339,435	SSBT	01/19/23	USD	214,369	16,875
AUD	879,975	SSBT	01/19/23	USD	604,588	(5,094)
BRL	3,036,575	BBP	01/04/23	USD	566,012	9,124
BRL	22,986,478	BBP	01/04/23	USD	4,319,654	34,052
BRL	2,270,705	JPMC	01/04/23	USD	435,193	(5,115)
BRL	2,859,837	JPMC	01/04/23	USD	548,103	(6,442)
BRL	6,623,762	JPMC	01/04/23	USD	1,269,479	(14,919)
BRL	1,555,080	MSCS	01/04/23	USD	295,474	(937)
BRL	4,315,839	MSCS	01/04/23	USD	827,154	(9,721)
BRL	16,070,143	MSCS	01/04/23	USD	2,962,457	81,275
BRL	27,578,133	MSCS	01/04/23	USD	5,285,496	(62,118)
BRL	4,315,839	MSCS	02/02/23	USD	815,548	(2,569)
CAD	3,491,712	BNP	01/19/23	USD	2,632,844	(53,832)
CAD	4,507,132	BNP	01/19/23	USD	3,327,910	1,101
CAD	4,043,055	CBNA	01/19/23	USD	3,030,426	(44,187)
CAD	4,399,993	CBNA	01/19/23	USD	3,290,595	(40,718)
CAD	4,076,369	JPMC	01/19/23	USD	3,024,414	(13,569)
CAD	4,407,269	NWM	01/19/23	USD	3,254,867	384
CAD	7,720,298	SCB	01/19/23	USD	5,661,911	40,376
CAD	135,770	SSBT	01/19/23	USD	100,509	(228)
CAD	278,316	SSBT	01/19/23	USD	205,231	335
CAD	408,843	SSBT	01/19/23	USD	299,202	2,774
CAD	926,875	SSBT	01/19/23	USD	687,421	(2,822)
CAD	2,068,175	SSBT	01/19/23	USD	1,515,240	12,334
CHF	3,062,662	UBSA	03/01/23	USD	3,308,346	24,055
CLP	2,859,028,938	BNP	01/19/23	USD	3,225,730	140,222
CLP	2,965,577,492	BOA	01/19/23	USD	3,173,553	317,839
CLP	5,658,249,402	UBSA	01/19/23	USD	6,277,179	384,311
CNH	22,457,546	HSBCU	02/16/23	USD	3,242,790	12,881
CNH	23,057,999	HSBCU	02/16/23	USD	3,214,265	128,453
CNH	4,427,114	MSCS	02/16/23	USD	626,869	14,930
COP	826,594,000	BNP	01/19/23	USD	170,230	(191)
COP	1,020,662,000	BNP	01/19/23	USD	210,370	(409)
COP	3,219,800,000	BNP	01/19/23	USD	672,894	(10,546)
DKK	713,808	SSBT	02/03/23	USD	100,029	2,956
EUR	823,256	BOA	02/27/23	USD	879,257	5,213
EUR	1,170,717	BOA	02/27/23	USD	1,248,156	9,611
EUR	542,996	JPMC	02/27/23	USD	575,337	8,034
EUR	721,979	MSCS	02/27/23	USD	771,370	4,293
EUR	825,048	MSCS	02/27/23	USD	871,280	15,116
EUR	1,272,105	SCB	02/27/23	USD	1,362,630	4,064
EUR	66,820	SSBT	02/27/23	USD	71,502	287
EUR	84,869	SSBT	02/27/23	USD	90,550	629
EUR	87,675	SSBT	02/27/23	USD	93,724	470
EUR	689,072	SSBT	02/27/23	USD	729,016	11,294
EUR	819,528	SSBT	02/27/23	USD	873,808	6,657
EUR	1,452,432	SSBT	02/27/23	USD	1,549,106	11,324
EUR	6,270,838	UBSA	02/27/23	USD	6,697,449	39,668
GBP	746,720	BOA	01/18/23	USD	924,091	(21,011)
GBP	2,612,953	NWM	01/18/23	USD	3,209,464	(49,372)
GBP	2,907,506	NWM	01/18/23	USD	3,556,258	(39,934)
GBP	83,369	SSBT	01/18/23	USD	101,727	(901)
GBP	347,198	SSBT	01/18/23	USD	414,736	5,163
INR	261,595,212	BOA	03/16/23	USD	3,148,006	1,048

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	261,595,212	CBNA	03/16/23	USD	3,154,151	$(5,097)
JPY	135,682,701	JPMC	02/09/23	USD	1,010,368	28,242
JPY	1,303,627,993	MSCS	02/09/23	USD	9,733,608	245,271
JPY	442,855,493	NWM	02/09/23	USD	3,278,250	111,675
JPY	203,855,204	SCB	02/09/23	USD	1,556,352	4,098
JPY	440,147,411	UBSA	02/09/23	USD	3,250,508	118,687
JPY	555,031,745	UBSA	02/09/23	USD	4,049,048	199,553
KRW	1,872,333,940	BOA	01/30/23	USD	1,439,980	41,470
KRW	4,223,575,225	BOA	01/30/23	USD	3,140,305	201,523
KRW	4,514,606,025	MSCS	01/30/23	USD	3,315,280	256,820
KRW	4,236,471,142	SCB	01/30/23	USD	3,252,007	100,024
KRW	4,236,471,143	SCB	01/30/23	USD	3,252,769	99,262
KRW	4,628,887,061	SCB	01/30/23	USD	3,235,287	427,236
MXN	61,797,024	BOA	01/19/23	USD	3,165,930	(3,134)
MXN	62,440,369	CBNA	01/19/23	USD	3,228,903	(33,180)
MXN	61,500,002	JPMC	01/19/23	USD	3,156,323	(8,728)
NOK	64,729,361	BOA	02/03/23	USD	6,507,729	107,276
NZD	5,112,296	BOA	02/02/23	USD	3,268,134	(21,040)
NZD	5,126,706	JPMC	02/02/23	USD	3,281,061	(24,814)
NZD	7,839,365	JPMC	02/02/23	USD	4,835,360	143,844
NZD	1,952,723	MSCS	02/02/23	USD	1,260,354	(20,074)
PLN	28,854,393	HSBCU	01/30/23	USD	6,361,759	210,371
SEK	33,718,453	BOA	02/03/23	USD	3,270,385	(33,610)
SEK	34,271,682	CSI	02/03/23	USD	3,327,081	(37,199)
SGD	4,378,761	HSBCU	03/02/23	USD	3,242,107	29,997
SGD	4,378,761	HSBCU	03/02/23	USD	3,241,641	30,463
SGD	4,387,551	HSBCU	03/02/23	USD	3,233,947	44,726
THB	95,829,738	BNP	01/19/23	USD	2,675,293	95,603

Contracts to Deliver
AUD	5,143,936	BOA	01/19/23	USD	3,491,298	(13,072)
AUD	25,844,651	CBNA	01/19/23	USD	16,398,172	(1,208,814)
AUD	5,173,625	GSI	01/19/23	USD	3,308,730	(215,866)
AUD	4,819,093	MSCS	01/19/23	USD	3,118,038	(165,029)
AUD	10,045,142	SSBT	01/19/23	USD	6,535,201	(308,176)
AUD	5,009,555	SSBT	01/19/23	USD	3,154,844	(257,977)
AUD	161,908	SSBT	01/19/23	USD	108,989	(1,313)
AUD	140,007	SSBT	01/19/23	USD	89,803	(5,579)
AUD	139,398	SSBT	01/19/23	USD	91,346	(3,620)
AUD	130,175	SSBT	01/19/23	USD	84,693	(3,991)
AUD	124,069	SSBT	01/19/23	USD	83,113	(1,410)
AUD	106,620	SSBT	01/19/23	USD	72,252	(384)
AUD	103,325	SSBT	01/19/23	USD	65,322	(5,070)
AUD	100,574	SSBT	01/19/23	USD	65,248	(3,269)
AUD	88,542	SSBT	01/19/23	USD	59,689	(631)
AUD	87,481	SSBT	01/19/23	USD	58,654	(943)
AUD	78,949	SSBT	01/19/23	USD	53,424	(361)
AUD	77,158	SSBT	01/19/23	USD	52,175	(390)
BRL	22,986,478	BBP	01/04/23	USD	4,405,481	51,775
BRL	3,036,575	BBP	01/04/23	USD	581,976	6,840
BRL	6,623,762	JPMC	01/04/23	USD	1,239,129	(15,431)
BRL	2,859,837	JPMC	01/04/23	USD	536,283	(5,378)
BRL	2,270,705	JPMC	01/04/23	USD	426,624	(3,454)
BRL	27,578,133	MSCS	01/04/23	USD	5,083,902	(139,477)
BRL	16,070,143	MSCS	01/04/23	USD	3,079,929	36,197
BRL	4,315,839	MSCS	01/04/23	USD	820,034	2,602

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,555,080	MSCS	01/04/23	USD	298,039	$3,503
BRL	1,555,080	MSCS	02/02/23	USD	293,858	926
CAD	4,706,051	BNP	01/19/23	USD	3,505,055	29,120
CAD	4,564,224	BNP	01/19/23	USD	3,341,538	(29,641)
CAD	4,140,637	BNP	01/19/23	USD	3,070,054	11,740
CAD	4,564,224	BOA	01/19/23	USD	3,346,620	(24,560)
CAD	19,108,554	CBNA	01/19/23	USD	14,002,121	(111,640)
CAD	4,187,065	CBNA	01/19/23	USD	3,153,404	60,798
CAD	702,852	GSI	01/19/23	USD	521,052	1,919
CAD	2,576,351	MSCS	01/19/23	USD	1,917,066	14,149
CAD	6,479,225	NWM	01/19/23	USD	4,847,868	62,251
CAD	552,413	SSBT	01/19/23	USD	411,090	3,073
CAD	341,457	SSBT	01/19/23	USD	251,631	(573)
CAD	301,496	SSBT	01/19/23	USD	222,520	(168)
CAD	256,185	SSBT	01/19/23	USD	189,291	70
CHF	3,031,602	BOA	03/01/23	USD	3,272,549	(26,057)
CLP	2,852,650,107	BNP	01/19/23	USD	3,189,938	(168,504)
CLP	3,019,184,867	BOA	01/19/23	USD	3,159,802	(394,702)
CLP	2,853,510,648	BOA	01/19/23	USD	3,081,545	(277,910)
CLP	2,778,159,900	CBNA	01/19/23	USD	3,062,008	(208,736)
CNH	48,675,176	BNP	02/16/23	USD	6,809,241	(247,200)
COP	8,965,042,291	BNP	01/19/23	USD	1,839,655	(4,552)
EUR	36,148,923	UBSA	02/09/23	USD	38,597,832	(190,312)
EUR	2,751,912	BBP	02/27/23	USD	2,914,992	(41,544)
EUR	1,218,209	JPMC	02/27/23	USD	1,284,320	(24,472)
EUR	1,817,770	MSCS	02/27/23	USD	1,919,629	(33,305)
EUR	62,576	SSBT	02/27/23	USD	65,858	(1,370)
EUR	39,217,764	UBSA	02/27/23	USD	41,398,860	(735,009)
EUR	36,148,923	UBSA	02/27/23	USD	38,645,585	(191,254)
GBP	13,349,060	CBNA	01/18/23	USD	15,900,667	(243,621)
GBP	2,744,634	CBNA	01/18/23	USD	3,242,999	(76,348)
GBP	2,632,091	CBNA	01/18/23	USD	3,155,121	(28,117)
GBP	2,806,800	JPMC	01/18/23	USD	3,340,990	(53,540)
GBP	760,537	MSCS	01/18/23	USD	945,494	25,705
GBP	453,018	MSCS	01/18/23	USD	545,114	(2,763)
IDR	57,548,199,417	BNP	01/26/23	USD	3,689,910	(5,925)
INR	522,961,026	CBNA	03/16/23	USD	6,290,277	(5,071)
JPY	256,937,705	BOA	02/09/23	USD	1,897,361	(69,419)
JPY	10,906,078,765	CBNA	02/09/23	USD	78,948,034	(4,534,707)
JPY	458,520,209	MSCS	02/09/23	USD	3,383,769	(126,065)
KRW	3,687,969,646	BNP	01/30/23	USD	2,811,595	(106,444)
KRW	1,687,417,150	BNP	01/30/23	USD	1,263,794	(71,345)
KRW	24,983,442,356	BOA	01/30/23	USD	17,480,107	(2,287,591)
KRW	4,345,442,706	CBNA	01/30/23	USD	3,281,950	(156,303)
KRW	4,315,435,987	CBNA	01/30/23	USD	3,102,956	(311,555)
KRW	4,218,935,388	CBNA	01/30/23	USD	3,238,994	(99,162)
KRW	3,133,774,707	HSBCU	01/30/23	USD	2,348,035	(131,507)
KRW	4,868,921,780	SCB	01/30/23	USD	3,664,177	(188,269)
KRW	4,498,983,093	SCB	01/30/23	USD	3,197,321	(362,418)
MXN	64,237,372	BNP	01/19/23	USD	3,225,555	(62,139)
MXN	61,059,675	BOA	01/19/23	USD	3,106,984	(18,074)
MXN	59,962,042	JPMC	01/19/23	USD	3,010,797	(58,084)
MYR	9,514,791	MSCS	03/16/23	USD	2,179,292	12,802
NOK	64,737,960	BNP	02/03/23	USD	6,520,429	(95,454)
NZD	5,167,621	BOA	02/02/23	USD	3,205,157	(77,078)
NZD	5,145,255	BOA	02/02/23	USD	3,258,907	(9,122)
NZD	14,670,816	MSCS	02/02/23	USD	9,049,077	(269,149)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
PLN	14,298,462	JPMC	01/30/23	USD	3,190,332	$(66,411)
PLN	14,298,462	MSCS	01/30/23	USD	3,197,268	(59,475)
SEK	34,116,371	BOA	02/03/23	USD	3,255,398	(19,575)
SEK	33,726,443	UBSA	02/03/23	USD	3,268,797	31,256
SGD	4,323,151	BBP	03/02/23	USD	3,193,546	(37,003)
SGD	4,423,238	CBNA	03/02/23	USD	3,281,882	(23,459)
SGD	4,390,087	JPMC	03/02/23	USD	3,241,380	(39,188)
THB	94,869,947	SCB	01/19/23	USD	2,571,698	(171,446)

Net Unrealized Depreciation						$(10,430,449)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/23	91	AUD	10,527,012	$(188,191)
Euro-Bund Futures	03/08/23	56	EUR	7,444,080	(262,634)
U.S. Treasury Long Bond Futures	03/22/23	14	USD	1,754,813	(29,864)
U.S. Treasury Note 10 Year Futures	03/22/23	3	USD	336,891	(2,644)
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	115	USD	13,602,344	(2,191)

Futures Contracts—Short
Euro-Bobl Futures	03/08/23	(5)	EUR	(578,750)	20,334
Euro-OAT Futures	03/08/23	(17)	EUR	(2,164,100)	158,357
Japanese Government 10 Year Bond Futures	03/13/23	(3)	JPY	(436,380,000)	65,635
U.S. Treasury Note 5 Year Futures	03/31/23	(135)	USD	(14,570,508)	159,115
U.S. Treasury Ultra Long Bond Futures	03/22/23	(10)	USD	(1,343,125)	35,297
United Kingdom Long Gilt Bond Futures	03/29/23	(41)	GBP	(4,095,900)	240,542

Net Unrealized Appreciation					$193,756

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M NZDBB	Quarterly	2.503%	Semi-Annually	11/02/24	NZD	7,847,000	$(250,381)	$—	$(250,381)
Pay	3M NZDBB	Quarterly	2.580%	Semi-Annually	11/01/24	NZD	2,933,000	(90,706)	—	(90,706)
Pay	6M EURIBOR	Semi-Annually	(0.016)%	Annually	09/30/50	EUR	3,800,000	(2,031,608)	—	(2,031,608)
Pay	6M EURIBOR	Semi-Annually	(0.043)%	Annually	11/10/50	EUR	3,820,000	(2,067,103)	—	(2,067,103)
Pay	6M EURIBOR	Semi-Annually	1.464%	Annually	05/13/27	EUR	3,317,000	(250,815)	19	(250,834)
Pay	6M EURIBOR	Semi-Annually	1.494%	Annually	05/12/27	EUR	4,343,000	(322,732)	(109)	(322,623)
Pay	6M EURIBOR	Semi-Annually	1.800%	Annually	08/18/32	EUR	4,900,000	(592,419)	—	(592,419)
Pay	6M BBR	Semi-Annually	4.355%	Annually	11/14/32	AUD	2,940,000	(29,251)	—	(29,251)
Pay	7 Day CNRR	Quarterly	2.441%	Quarterly	04/01/27	CNY	33,750,000	(55,835)	—	(55,835)
Pay	7 Day CNRR	Quarterly	2.333%	Quarterly	09/01/27	CNY	54,730,000	(150,154)	—	(150,154)
Pay	7 Day CNRR	Quarterly	2.360%	Quarterly	07/01/25	CNY	11,323,000	(5,728)	—	(5,728)
Pay	7 Day CNRR	Quarterly	2.465%	Quarterly	12/01/26	CNY	37,030,000	(48,066)	—	(48,066)
Pay	7 Day CNRR	Quarterly	2.495%	Quarterly	05/05/27	CNY	34,130,000	(48,618)	—	(48,618)
Pay	7 Day CNRR	Quarterly	2.528%	Quarterly	09/15/26	CNY	38,340,000	(31,146)	—	(31,146)
Pay	7 Day CNRR	Quarterly	2.568%	Quarterly	07/20/25	CNY	79,220,000	15,478	—	15,478
Pay	7 Day CNRR	Quarterly	2.585%	Quarterly	08/03/25	CNY	41,560,000	5,697	—	5,697
Pay	7 Day CNRR	Quarterly	2.595%	Quarterly	11/02/25	CNY	40,400,000	4,742	—	4,742

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	7 Day CNRR	Quarterly	2.600%	Quarterly	09/29/25	CNY	40,730,000	$5,111	$—	$5,111
Pay	7 Day CNRR	Quarterly	2.800%	Quarterly	02/01/26	CNY	47,100,000	40,211	—	40,211
Receive	6M EURIBOR	Semi-Annually	0.022%	Annually	11/10/50	EUR	3,820,000	2,016,104	27,768	1,988,336
Receive	6M EURIBOR	Semi-Annually	0.122%	Annually	09/30/50	EUR	3,800,000	1,923,830	—	1,923,830
Receive	6M BBR	Semi-Annually	4.355%	Annually	11/14/32	AUD	2,940,000	29,252	26,555	2,697
Receive	7 Day CNRR	Quarterly	2.595%	Quarterly	11/02/25	CNY	40,400,000	(2,612)	(3,363)	751

Totals								$(1,936,749)	$50,870	$(1,987,619)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.39.V1	(5.000%)	Quarterly	12/20/27	2.766%	USD	6,280,000	$(36,679)	$238,503	$(275,182)
ITRX.EUR.XOVER 38.V1 .	(5.000%)	Quarterly	12/20/27	4.742%	EUR	1,580,000	(16,882)	16,169	(33,051)
South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/27	2.478%	USD	1,990,000	125,892	146,337	(20,445)

Totals							$72,331	$401,009	$(328,678)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond 4.250%, due 01/07/25	1.000%	Quarterly	12/20/27	2.505%	USD	710,000	$(45,831)	$(51,279)	$5,448
CDX.EM.38.V1	1.000%	Quarterly	12/20/27	2.388%	USD	1,270,000	(74,236)	(84,973)	10,737
China Government International Bond 7.500%, due 10/28/27	1.000%	Quarterly	12/20/27	0.743%	USD	990,000	11,337	8,789	2,548
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	2.715%	USD	880,000	(64,121)	(74,088)	9,967
Indonesia Government International Bond 4.125%, due 01/15/25	1.000%	Quarterly	12/20/27	0.999%	USD	1,340,000	67	(6,484)	6,551
Mexico Government International Bond 4.150%, due 03/28/27	1.000%	Quarterly	12/20/27	1.305%	USD	650,000	(8,751)	(11,613)	2,862
Turkey Government International Bond 11.875%, due 01/15/30	1.000%	Quarterly	12/20/27	5.068%	USD	1,560,000	(248,851)	(294,947)	46,096

Totals							$(430,386)	$(514,595)	$84,209

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	127.147%	USD	600,011	$(147,142)	$(48,591)	$(98,551)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	127.147%	USD	900,334	(220,790)	(72,545)	(148,245)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	127.147%	USD	1,798,767	(441,114)	(149,158)	(291,956)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	127.147%	USD	600,011	(147,142)	(48,358)	(98,784)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	127.147%	USD	859,062	(210,669)	(84,923)	(125,746)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	127.147%	USD	300,322	(73,648)	(24,199)	(49,449)

Totals								$(1,240,505)	$(427,774)	$(812,731)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar

Index Abbreviations

	(BBR)—		Australian Bank Bill Rate
	(CDX.EM)—		Markit Emerging Market CDS Index
	(CDX.NA.HY)—		Markit North America High Yield CDS Index
	(CMBX.NA.BBB-)—		Markit North America BBB- Rated CMBS Index
(CNRR)—		China 7 Day Reverse Repo Rates
(EURIBOR)—		Euro InterBank Offered Rate
(H15)—		U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR.XOVER)—		Markit iTraxx Europe Crossover CDS Index
(LIBOR)—		London Interbank Offered Rate
(NZDBB)—		New Zealand Dollar Bank Bill Index
(SOFR)—		Secured Overnight Financing Rate
(SOFR30A)—		Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	IntercontinentalExchange, Inc.
(STACR)—	StructuredAgency Credit Risk
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$327,174,240	$—	$327,174,240
Total Corporate Bonds & Notes*	—	157,662,350	—	157,662,350
Total U.S. Treasury & Government Agencies*	—	25,584,697	—	25,584,697
Total Mortgage-Backed Securities*	—	11,609,851	—	11,609,851
Total Asset-Backed Securities*	—	8,011,751	—	8,011,751
Total Short-Term Investment*	—	24,657,426	—	24,657,426
Securities Lending Reinvestments
Repurchase Agreements	—	5,800,190	—	5,800,190
Mutual Funds	1,700,000	—	—	1,700,000
Total Securities Lending Reinvestments	1,700,000	5,800,190	—	7,500,190
Total Investments	$1,700,000	$560,500,505	$—	$562,200,505

Collateral for Securities Loaned (Liability)	$—	$(7,500,190)	$—	$(7,500,190)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,078,806	$—	$5,078,806
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(15,509,255)	—	(15,509,255)
Total Forward Contracts	$—	$(10,430,449)	$—	$(10,430,449)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$679,280	$—	$—	$679,280
Futures Contracts (Unrealized Depreciation)	(485,524)	—	—	(485,524)
Total Futures Contracts	$193,756	$—	$—	$193,756
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,071,062	$—	$4,071,062
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(6,303,150)	—	(6,303,150)
Total Centrally Cleared Swap Contracts	$—	$(2,232,088)	$—	$(2,232,088)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,240,505)	$—	$(1,240,505)
Total OTC Swap Contracts	$—	$(1,240,505)	$—	$(1,240,505)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$562,200,505
Cash	17,265
Cash denominated in foreign currencies (c)	299,715
Cash collateral (d)	6,323,568
Unrealized appreciation on forward foreign currency exchange contracts	5,078,806
Receivable for:
Fund shares sold	2,151
Principal paydowns	31,851
Interest	7,008,465
Interest on OTC swap contracts	2,879
Prepaid expenses	2,044

Total Assets	580,967,249
Liabilities
OTC swap contracts at market value (e)	1,240,505
Cash collateral for OTC swap contracts	272,000
Unrealized depreciation on forward foreign currency exchange contracts	15,509,255
Collateral for securities loaned	7,500,190
Payables for:
Investments purchased	1,566,315
Fund shares redeemed	109,545
Variation margin on futures contracts	224,404
Variation margin on centrally cleared swap contracts	184,913
Accrued Expenses:
Management fees	247,766
Distribution and service fees	2,132
Deferred trustees’ fees	39,411
Other expenses	245,076

Total Liabilities	27,141,512

Net Assets	$553,825,737

Net Assets Consist of:
Paid in surplus	$708,482,189
Distributable earnings (Accumulated losses)	(154,656,452)

Net Assets	$553,825,737

Net Assets
Class A	$543,876,626
Class B	9,949,111
Capital Shares Outstanding*
Class A	70,654,988
Class B	1,299,116
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.70
Class B	7.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $645,657,281.
(b)	Includes securities loaned at value of $13,040,237.
(c)	Identified cost of cash denominated in foreign currencies was $300,822.
(d)	Includes collateral of $965,674 for futures contracts, $3,250,094 for centrally cleared swap contracts and $2,107,800 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $427,774.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest (a)	$24,952,164
Securities lending income	27,345

Total investment income	24,979,509
Expenses
Management fees	3,328,806
Administration fees	48,308
Custodian and accounting fees	219,636
Distribution and service fees—Class B	25,791
Audit and tax services	90,401
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	23,727
Insurance	5,731
Miscellaneous	22,376

Total expenses	3,819,431

Net Investment Income	21,160,078

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(108,820,847)
Purchased options	(306,336)
Futures contracts	(10,783,447)
Written options	104,076
Swap contracts	3,602,572
Foreign currency transactions	2,285,451
Forward foreign currency transactions	42,716,599

Net realized gain (loss)	(71,201,932)

Net change in unrealized appreciation (depreciation) on:
Investments	(56,406,751)
Futures contracts	(332,068)
Written options	(1,313)
Swap contracts	445,378
Foreign currency transactions	52,030
Forward foreign currency transactions	(15,065,951)

Net change in unrealized appreciation (depreciation)	(71,308,675)

Net realized and unrealized gain (loss)	(142,510,607)

Net Increase (Decrease) in Net Assets From Operations	$(121,350,529)

(a)	Net of foreign withholding taxes of $15,470.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,160,078	$23,387,777
Net realized gain (loss)	(71,201,932)	32,834,435
Net change in unrealized appreciation (depreciation)	(71,308,675)	(74,523,424)

Increase (decrease) in net assets from operations	(121,350,529)	(18,301,212)

From Distributions to Shareholders
Class A	(72,760,060)	(4,602,621)
Class B	(1,244,995)	(37,985)

Total distributions	(74,005,055)	(4,640,606)

Increase (decrease) in net assets from capital share transactions	(73,068,062)	(164,139,323)

Total increase (decrease) in net assets	(268,423,646)	(187,081,141)

Net Assets
Beginning of period	822,249,383	1,009,330,524

End of period	$553,825,737	$822,249,383

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	10,565	$100,418	1,950,098	$20,642,694
Reinvestments	9,364,229	72,760,060	438,345	4,602,621
Redemptions	(16,718,026)	(147,727,164)	(18,578,603)	(194,740,802)

Net increase (decrease)	(7,343,232)	$(74,866,686)	(16,190,160)	$(169,495,487)

Class B
Sales	202,358	$1,809,023	576,879	$6,025,614
Reinvestments	160,852	1,244,995	3,628	37,985
Redemptions	(147,622)	(1,255,394)	(68,013)	(707,435)

Net increase (decrease)	215,588	$1,798,624	512,494	$5,356,164

Increase (decrease) derived from capital shares transactions		$(73,068,062)		$(164,139,323)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$10.40	$10.65	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.28	0.27	0.26	0.19
Net realized and unrealized gain (loss)	(1.87)	(0.47)	0.21	0.30

Total income (loss) from investment operations	(1.59)	(0.20)	0.47	0.49

Less Distributions
Distributions from net investment income	(1.02)	(0.01)	(0.23)	0.00
Distributions from net realized capital gains	(0.09)	(0.04)	(0.08)	0.00

Total distributions	(1.11)	(0.05)	(0.31)	0.00

Net Asset Value, End of Period	$7.70	$10.40	$10.65	$10.49

Total Return (%) (c)	(15.47)	(1.83)	4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.59	0.58	0.57	0.59	(e)
Ratio of net investment income (loss) to average net assets (%)	3.28	2.58	2.56	2.69	(e)
Portfolio turnover rate (%)	122	98	106	68	(d)
Net assets, end of period (in millions)	$543.9	$811.0	$1,003.3	$1,007.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$10.35	$10.62	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.26	0.25	0.23	0.18
Net realized and unrealized gain (loss)	(1.86)	(0.48)	0.21	0.31

Total income (loss) from investment operations	(1.60)	(0.23)	0.44	0.49

Less Distributions
Distributions from net investment income	(1.00)	(0.00) (g)	(0.23)	0.00
Distributions from net realized capital gains	(0.09)	(0.04)	(0.08)	0.00

Total distributions	(1.09)	(0.04)	(0.31)	0.00

Net Asset Value, End of Period	$7.66	$10.35	$10.62	$10.49

Total Return (%) (c)	(15.64)	(2.12)	4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.84	0.83	0.82	0.84	(e)
Ratio of net investment income (loss) to average net assets (%)	3.08	2.38	2.29	2.55	(e)
Portfolio turnover rate (%)	122	98	106	68	(d)
Net assets, end of period (in millions)	$9.9	$11.2	$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-26

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign

BHFTI-27

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-28

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $9,038,313. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,800,190. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-29

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(2,870,282)	$—	$—	$—	$(2,870,282)
Foreign Government	(3,873,216)	—	—	—	(3,873,216)
U.S. Treasury & Government Agencies	(756,692)	—	—	—	(756,692)
Total Borrowings	$(7,500,190)	$—	$—	$—	$(7,500,190)
Gross amount of recognized liabilities for securities lending transactions					$(7,500,190)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure

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to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on

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Notes to Financial Statements—December 31, 2022—(Continued)

the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit

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Notes to Financial Statements—December 31, 2022—(Continued)

default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,986,853	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,974,472
	Unrealized appreciation on futures contracts (b) (c)	679,280	Unrealized depreciation on futures contracts (b) (c)	485,524
Credit			OTC swap contracts at market value (d)	1,240,505
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	84,209	Unrealized depreciation on centrally cleared swap contracts (a) (b)	328,678
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,078,806	Unrealized depreciation on forward foreign currency exchange contracts	15,509,255

Total		$9,829,148		$23,538,434

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $2,879.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$50,964	$—	$—	$50,964
Bank of America N.A.	683,980	(683,980)	—	—
Barclays Bank plc	101,791	(78,547)	—	23,244
BNP Paribas S.A.	277,786	(277,786)	—	—
Citibank N.A.	138,492	(138,492)	—	—
Credit Suisse International	50,515	(37,199)	—	13,316
Goldman Sachs International	1,919	(1,919)	—	—
HSBC Bank USA	456,891	(131,507)	—	325,384
JPMorgan Chase Bank N.A.	679,284	(623,862)	—	55,422
Morgan Stanley Capital Services LLC	886,468	(886,468)	—	—
NatWest Markets plc	179,006	(89,306)	—	89,700
Standard Chartered Bank	675,060	(675,060)	—	—
State Street Bank and Trust	99,120	(99,120)	—	—
UBS AG	797,530	(797,530)	—	—

	$5,078,806	$(4,520,776)	$—	$558,030

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$3,295,955	$(683,980)	$—	$2,611,975
Barclays Bank plc	78,547	(78,547)	—	—
BNP Paribas S.A.	856,182	(277,786)	—	578,396
Citibank N.A.	7,130,715	(138,492)	(747,000)	6,245,223
Citigroup Global Markets, Inc.	809,046	—	(809,046)	—
Credit Suisse International	37,199	(37,199)	—	—
Goldman Sachs International	363,008	(1,919)	(239,900)	121,189
HSBC Bank USA	131,507	(131,507)	—	—
JPMorgan Chase Bank N.A.	623,862	(623,862)	—	—
Morgan Stanley Capital Services LLC	890,682	(886,468)	—	4,214
NatWest Markets plc	89,306	(89,306)	—	—
Standard Chartered Bank	722,133	(675,060)	—	47,073
State Street Bank and Trust	605,043	(99,120)	—	505,923
UBS AG	1,116,575	(797,530)	—	319,045

	$16,749,760	$(4,520,776)	$(1,795,946)	$10,433,038

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(306,336)	$—	$(306,336)
Forward foreign currency transactions	—	—	42,716,599	42,716,599
Swap contracts	576,039	3,026,533	—	3,602,572
Futures contracts	(10,783,447)	—	—	(10,783,447)
Written options	(99,902)	203,978	—	104,076

	$(10,307,310)	$2,924,175	$42,716,599	$35,333,464

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(15,065,951)	$(15,065,951)
Swap contracts	(2,144,144)	2,589,522	—	445,378
Futures contracts	(332,068)	—	—	(332,068)
Written options	(1,313)	—	—	(1,313)

	$(2,477,525)	$2,589,522	$(15,065,951)	$(14,953,954)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$29,156,000
Forward foreign currency transactions	564,133,291
Futures contracts long	74,255,649
Futures contracts short	(34,730,762)
Swap contracts	159,070,699
Written options	(33,581,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the

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Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$136,633,954	$609,086,948	$133,648,313	$687,244,269

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,328,806	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. No fees were waived during the year ended December 31, 2022.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-38

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$655,575,314

Gross unrealized appreciation	5,445,494
Gross unrealized (depreciation)	(101,009,605)

Net unrealized appreciation (depreciation)	$(95,564,111)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$68,471,529	$4,640,606	$5,533,526	$—	$74,005,055	$4,640,606

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,292,952	$—	$(95,507,330)	$(87,402,662)	$(154,617,040)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $29,407,798 and accumulated long-term capital losses of $57,994,864.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTI-39

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-40

Brighthouse Funds Trust I

AB International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AB International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the three years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the AB International Bond Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-43

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-44

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-45

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

AB International Bond Portfolio: The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year and since inception (beginning April 29, 2019) periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Global Aggregate ex-USD Index (USD Hedged), for the one- and three-year and since-inception periods ended October 31, 2022. The Board also considered that the Portfolio underperformed its blended index, Bloomberg Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%), for the one- and three-year and since inception periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

BHFTI-46

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-47

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Managed By Allspring Global Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Allspring Mid Cap Value Portfolio returned -4.70% and -4.97%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned -12.03%.

MARKET ENVIRONMENT / CONDITIONS

The year 2022 will be remembered as a “drawdown year,” but the path was anything but linear. From the war in Ukraine to the elusive Federal Reserve (the “Fed”) “pivot,” equity markets experienced very sizeable rallies, pullbacks and leadership swings. Early in the year, equity markets pulled back from their December 2021 highs as investors started to digest the increasingly likely view that inflationary pressures would require a more aggressive monetary response. This resulted in expectations for a prolonged period of rising interest rates, negatively impacting valuations across most asset classes. Equity markets declined further following the invasion of Ukraine, which prompted commodity prices to increase significantly, contributing further to inflationary pressures. The beginning of the third quarter was marked by a brief rally driven by hopes that inflation was peaking and the Fed would “pivot” its course in interest rate hikes. As the Fed squashed any immediate plans to reverse course, equity markets again pulled back significantly in the last six weeks of the third quarter. This was followed by another strong rally in equity markets during the months of October and November as inflation data started to moderate and hopes emerged again that the Fed would lessen the pace of interest rate increases. The month of December saw stocks pull back slightly as Fed Chair Jerome Powell indicated that although it was time to slow the pace of coming interest rate hikes, he also signaled a protracted economic adjustment to a world where borrowing costs will remain high, and inflation comes down slowly as the U.S. remains chronically short of workers.

The Russell Midcap Value Index (the “Index”) was the second-best performing of the nine Russell style boxes for both the fourth quarter and the full year (second only to Large Cap Value). The Energy and Utilities sectors performed the best within the Index for the year, while the Communication Services and Information Technology (“IT”) sectors were the worst-performing sectors within the Index as interest rates rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Index over the trailing twelve-month period. Stock selection was the primary driver of the Portfolio’s outperformance relative to the Index. In addition, sector allocation differences also added to performance. The Portfolio’s outperformance relative to the Index was due to security selection across the IT, Financials, Real Estate and Health Care sectors. In addition, an underweight in the underperforming Real Estate sector also added value. Conversely, stock selection in the Industrials sector was the largest detractor.

One of the Portfolio’s largest relative contributors was Financials position Arch Capital Group. Arch Capital Group is an insurance underwriter known for actively shifting underwriting priorities based on available relative returns. After a large pivot to mortgage insurance post the Great Financial Crisis, we are seeing a shift to reinsurance most recently. Reinsurance has been “mispriced” for years, per the company’s management. Now that capital has left the category due to poor returns, Arch Capital is using its abundant capital to take advantage of severely rising premium prices. We believe this is driving an expectation for higher future returns. At the same time, the conservative underwriting and reserving history in the mortgage insurance business is allowing management to release reserves, driving higher earnings and available capital. Finally, during the fourth quarter, the stock became a constituent of the S&P 500 Index, creating incremental demand for the stock.

Energy holding EOG Resources contributed to relative performance. EOG explores, develops, produces and markets crude oil and natural gas. We believe that EOG will drive value through its world class assets, technological acumen, and a strong balance sheet all of which enable a consistent and growing dividend, the return of cash to shareholders, and share repurchases, even at commodity prices significantly lower than they were at period end. During the period, the stock outperformed the broader market due to the strength of the oil and gas commodities as well as EOG’s execution. We believe that EOG can execute its strategy in a wide range of commodity prices, and we expect continued strong cash flow generation with disciplined allocation of that cash as capital efficiency continues to improve in the coming years.

Stock selection in Industrials was the largest detractor during the period. Industrials holding Stanley Black & Decker is the market leader in power tools with world-class franchises like DeWalt, Craftsman, Black & Decker, Lenox, and Irwin. The company is known for its combination of growing through innovation and acquisitions and generating strong free cash flow from both of these sources to pursue additional organic and inorganic growth opportunities. The company lowered guidance due to input costs moving higher, specifically due to commodity and transit inflation, as well as inventory destocking within the retail channel. Concerns over slowing U.S. housing demand and retail spending amid the accelerated rate-hike cycle also drove the underperformance and led to the CEO resigning. Although we believe there is a path to margin improvement as the supply chain normalizes, this is not without risk, and we chose to divest our position as our reward-to-risk process dictated.

One of the largest relative detractors within the period was NCR within the IT sector. NCR is a provider of hardware and software solutions to the financial, retail, and hospitality industries. The stock has come under significant pressure as an ongoing strategic review of the business failed to materialize an outright sale of the company. What was announced was a separation of the business into two

BHFTI-1

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Managed By Allspring Global Investments, LLC

Portfolio Manager Commentary*—(Continued)

independent, publicly traded companies that is clearly being viewed as an inferior outcome. While we are disappointed with the announcement, as value creation has been pushed to the right, we currently remain shareholders as the company continues to transition toward a higher margin, more sustainable cash flow software and services model with an attractive long-term reward/risk profile.

The Portfolio made minor changes to positioning during the twelve-month period. The Portfolio increased its weight in the IT, Real Estate, Utilities and Materials sectors while reducing its weight in the Consumer Discretionary, Consumer Staples and Industrials sectors as reward/risk ratios dictated. The Portfolio’s largest overweights versus its benchmark continued to be Industrials and Consumer Staples. The largest underweights were Real Estate and Communication Services. These weights were driven by our bottom-up reward/risk process as well as our portfolio construction methodology that was designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Allspring Mid Cap Value Portfolio
Class A	-4.70	8.41	10.01
Class B	-4.97	8.14	9.73
Russell Midcap Value Index	-12.03	5.72	10.11

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
AerCap Holdings NV	3.4
Arch Capital Group, Ltd.	3.4
LKQ Corp.	3.3
Amdocs, Ltd.	3.2
Republic Services, Inc.	3.2
Jacobs Solutions, Inc.	2.9
DR Horton, Inc.	2.9
Vulcan Materials Co.	2.8
Reynolds Consumer Products, Inc.	2.8
CBRE Group, Inc.- Class A	2.7

Top Sectors

% of Net Assets
Industrials	19.5
Financials	16.8
Consumer Discretionary	10.7
Information Technology	8.2
Health Care	8.1
Consumer Staples	7.7
Utilities	7.1
Energy	6.5
Real Estate	6.0
Materials	5.5

BHFTI-3

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allspring Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.72%	$1,000.00	$1,087.60	$3.79
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B (a)	Actual	0.96%	$1,000.00	$1,085.90	$5.05
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Auto Components—1.9%
Aptiv plc (a)	41,508	$3,865,640
Lear Corp.	28,488	3,533,082

		7,398,722

Banks—3.3%
Fifth Third Bancorp (b)	177,237	5,815,146
PacWest Bancorp (b)	54,180	1,243,431
Regions Financial Corp. (b)	218,316	4,706,893
Zions Bancorp N.A. (b)	29,723	1,461,183

		13,226,653

Beverages—2.5%
Keurig Dr Pepper, Inc. (b)	274,789	9,798,976

Building Products—3.5%
Builders FirstSource, Inc. (a) (b)	58,762	3,812,478
Carlisle Cos., Inc.	42,769	10,078,515

		13,890,993

Chemicals—0.3%
Huntsman Corp.	44,152	1,213,297

Commercial Services & Supplies—3.2%
Republic Services, Inc.	97,437	12,568,399

Communications Equipment—0.3%
Juniper Networks, Inc.	40,761	1,302,722

Construction & Engineering—2.9%
API Group Corp. (a) (b)	165,811	3,118,905
MasTec, Inc. (a) (b)	98,702	8,422,242

		11,541,147

Construction Materials—2.8%
Vulcan Materials Co.	64,107	11,225,777

Consumer Finance—1.3%
Discover Financial Services	52,420	5,128,249

Containers & Packaging—0.8%
AptarGroup, Inc. (b)	27,949	3,073,831

Distributors—3.3%
LKQ Corp.	243,255	12,992,250

Electric Utilities—5.1%
American Electric Power Co., Inc.	110,567	10,498,337
FirstEnergy Corp.	234,217	9,823,061

		20,321,398

Energy Equipment & Services—1.9%
Baker Hughes Co.	131,866	3,894,003
NOV, Inc. (b)	168,979	3,529,971

		7,423,974

Equity Real Estate Investment Trusts—3.3%
Boston Properties, Inc. (b)	81,336	5,496,687
Gaming and Leisure Properties, Inc. (b)	142,351	7,415,063

		12,911,750

Health Care Equipment & Supplies—5.4%
Alcon, Inc.	134,918	9,248,629
Teleflex, Inc. (b)	20,735	5,176,078
Zimmer Biomet Holdings, Inc.	54,651	6,968,002

		21,392,709

Health Care Providers & Services—0.9%
Humana, Inc.	4,572	2,341,732
Universal Health Services, Inc. - Class B	8,393	1,182,490

		3,524,222

Hotels, Restaurants & Leisure—2.2%
Wendy’s Co. (The) (b)	135,544	3,067,361
Yum China Holdings, Inc.	106,625	5,827,056

		8,894,417

Household Durables—3.2%
DR Horton, Inc. (b)	128,457	11,450,657
Helen of Troy, Ltd. (a) (b)	12,540	1,390,811

		12,841,468

Household Products—5.3%
Church & Dwight Co., Inc.	121,919	9,827,890
Reynolds Consumer Products, Inc. (b)	367,503	11,017,740

		20,845,630

Insurance—10.0%
Allstate Corp. (The)	67,535	9,157,746
Arch Capital Group, Ltd. (a)	211,995	13,309,046
Axis Capital Holdings, Ltd. (b)	30,616	1,658,469
Brown & Brown, Inc.	168,312	9,588,734
Loews Corp.	96,409	5,623,537

		39,337,532

Interactive Media & Services—0.7%
Match Group, Inc. (a)	63,642	2,640,507

IT Services—5.1%
Amdocs, Ltd.	138,347	12,575,742
Euronet Worldwide, Inc. (a) (b)	78,600	7,418,268

		19,994,010

Life Sciences Tools & Services—1.8%
Charles River Laboratories International, Inc. (a) (b)	32,618	7,107,462

Machinery—2.6%
Donaldson Co., Inc.	112,781	6,639,417
Gates Industrial Corp. plc (a)	313,809	3,580,561

		10,219,978

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—1.6%
Freeport-McMoRan, Inc.	163,656	$6,218,928

Mortgage Real Estate Investment Trusts—2.2%
Annaly Capital Management, Inc. (b)	404,912	8,535,545

Oil, Gas & Consumable Fuels—4.6%
Devon Energy Corp.	75,609	4,650,709
EOG Resources, Inc.	57,955	7,506,332
Valero Energy Corp.	48,044	6,094,862

		18,251,903

Professional Services—3.9%
Dun & Bradstreet Holdings, Inc.	320,168	3,925,260
Jacobs Solutions, Inc.	96,375	11,571,746

		15,497,006

Real Estate Management & Development—2.7%
CBRE Group, Inc. - Class A (a) (b)	139,747	10,754,929

Semiconductors & Semiconductor Equipment—0.6%
ON Semiconductor Corp. (a)	40,373	2,518,064

Software—2.2%
NCR Corp. (a)	170,257	3,985,716
Synopsys, Inc. (a)	14,873	4,748,800

		8,734,516

Trading Companies & Distributors—3.4%
AerCap Holdings NV (a)	229,518	13,385,490

Water Utilities—2.0%
American Water Works Co., Inc.	51,445	7,841,247

Total Common Stocks (Cost $315,146,780)		382,553,701

Warrants—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Holdings, Ltd., Expires 07/24/27 (a) (c) (d) (Cost $175,712)	30,257	0

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd. (a) (c) (d) (Cost $0)	277,348	0

Short-Term Investment—3.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $12,676,120; collateralized by U.S. Treasury Bonds with rates ranging from 3.000% - 3.375%, maturity dates ranging from 08/15/48 - 11/15/48, and an aggregate market of $12,927,128.	12,673,585	$12,673,585

Total Short-Term Investments (Cost $12,673,585)		12,673,585

Securities Lending Reinvestments (e)—15.0%

Certificates of Deposit—2.5%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (f)	1,000,000	1,001,351
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (f)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (f)	2,000,000	2,000,000
4.830%, SOFR + 0.530%, 02/01/23 (f)	2,000,000	2,000,418
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (f)	2,000,000	2,000,789
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (f)	1,000,000	1,001,518
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (f)	1,000,000	1,000,000

		10,004,147

Commercial Paper—1.0%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (f)	1,000,000	1,000,253
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (f)	1,000,000	1,001,362
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (f)	2,000,000	2,000,000

		4,001,615

Repurchase Agreements—8.2%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $12,867,672; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $13,130,166.	12,861,527	12,861,527

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $4,999,399; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $5,116,275.	4,997,000	$4,997,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,901,596; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,942,519.	1,900,000	1,900,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $2,001,731; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $2,177,657.	2,000,000	2,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $1,004,521; collateralized by various Common Stock with an aggregate market value of $1,111,255.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $102,181.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $3,001,463; collateralized by various Common Stock with an aggregate market value of $3,338,541.	3,000,000	3,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $2,000,980; collateralized by various Common Stock with an aggregate market value of $2,226,384.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,401,203; collateralized by various Common Stock with an aggregate market value of $1,558,469.	1,400,000	1,400,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,000,204; collateralized by various Common Stock with an aggregate market value of $1,119,367.	999,715	999,715

		32,258,242

Time Deposit—0.3%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (f)	1,000,000	1,000,000

Mutual Funds—3.0%
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (g)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (g)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (g)	5,000,000	5,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $59,258,265)		59,264,004

Total Investments— 115.0% (Cost $387,254,342)		454,491,290
Other assets and liabilities (net)—(15.0)%		(59,159,931)

Net Assets—100.0%		$395,331,359

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $57,547,133 and the collateral received consisted of cash in the amount of $59,258,269. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$382,553,701	$—	$—	$382,553,701
Total Warrants*	—	—	0	0
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	12,673,585	—	12,673,585
Securities Lending Reinvestments
Certificates of Deposit	—	10,004,147	—	10,004,147
Commercial Paper	—	4,001,615	—	4,001,615
Repurchase Agreements	—	32,258,242	—	32,258,242
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	12,000,000	—	—	12,000,000
Total Securities Lending Reinvestments	12,000,000	47,264,004	—	59,264,004
Total Investments	$394,553,701	$59,937,589	$0	$454,491,290

Collateral for Securities Loaned (Liability)	$—	$(59,258,269)	$—	$(59,258,269)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer into Level 3 in the amount of $49,935 was due to the delisting of the security from its exchange which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$454,491,290
Receivable for:
Fund shares sold	66,965
Dividends and interest	732,541
Prepaid expenses	1,592

Total Assets	455,292,388
Liabilities
Collateral for securities loaned	59,258,269
Payables for:
Fund shares redeemed	204,777
Accrued Expenses:
Management fees	224,539
Distribution and service fees	29,431
Deferred trustees’ fees	163,276
Other expenses	80,737

Total Liabilities	59,961,029

Net Assets	$395,331,359

Net Assets Consist of:
Paid in surplus	$274,975,986
Distributable earnings (Accumulated losses)	120,355,373

Net Assets	$395,331,359

Net Assets
Class A	$258,546,093
Class B	136,785,266
Capital Shares Outstanding*
Class A	21,472,651
Class B	11,385,586
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.04
Class B	12.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $387,254,342.
(b)	Includes securities loaned at value of $57,547,133.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$8,120,496
Interest	69,034
Securities lending income	120,589

Total investment income	8,310,119
Expenses
Management fees	3,123,159
Administration fees	30,686
Custodian and accounting fees	33,536
Distribution and service fees—Class B	351,670
Audit and tax services	46,352
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	30,349
Insurance	3,760
Miscellaneous	11,073

Total expenses	3,685,239
Less management fee waiver	(278,918)
Less broker commission recapture	(13,797)

Net expenses	3,392,524

Net Investment Income	4,917,595

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	49,360,122
Net change in unrealized depreciation on investments	(79,594,094)

Net realized and unrealized gain (loss)	(30,233,972)

Net Increase (Decrease) in Net Assets From Operations	$(25,316,377)

(a)	Net of foreign withholding taxes of $8,818.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,917,595	$3,224,748
Net realized gain (loss)	49,360,122	84,925,510
Net change in unrealized appreciation (depreciation)	(79,594,094)	48,262,004

Increase (decrease) in net assets from operations	(25,316,377)	136,412,262

From Distributions to Shareholders
Class A	(54,446,952)	(3,045,474)
Class B	(25,821,472)	(1,018,640)

Total distributions	(80,268,424)	(4,064,114)

Increase (decrease) in net assets from capital share transactions	(20,177,224)	(135,294,853)

Total increase (decrease) in net assets	(125,762,025)	(2,946,705)

Net Assets
Beginning of period	521,093,384	524,040,089

End of period	$395,331,359	$521,093,384

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	702	$8,948	7,437	$107,444
Reinvestments	4,922,871	54,446,952	208,880	3,045,474
Redemptions	(6,034,756)	(81,357,842)	(7,605,519)	(108,249,795)

Net increase (decrease)	(1,111,183)	$(26,901,942)	(7,389,202)	$(105,096,877)

Class B
Sales	722,429	$8,926,789	477,122	$6,834,478
Reinvestments	2,336,785	25,821,472	69,962	1,018,640
Redemptions	(2,091,881)	(28,023,543)	(2,703,214)	(38,051,094)

Net increase (decrease)	967,333	$6,724,718	(2,156,130)	$(30,197,976)

Increase (decrease) derived from capital shares transactions		$(20,177,224)		$(135,294,853)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.80	$12.32	$13.02	$9.96	$12.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.10	0.12	0.14	0.11
Net realized and unrealized gain (loss)	(1.15)	3.51	0.05	3.36	(1.63)

Total income (loss) from investment operations	(0.99)	3.61	0.17	3.50	(1.52)

Less Distributions
Distributions from net investment income	(0.10)	(0.13)	(0.13)	(0.11)	(0.15)
Distributions from net realized capital gains	(2.67)	0.00	(0.74)	(0.33)	(1.07)

Total distributions	(2.77)	(0.13)	(0.87)	(0.44)	(1.22)

Net Asset Value, End of Period	$12.04	$15.80	$12.32	$13.02	$9.96

Total Return (%) (b)	(4.70)	29.35	2.93	35.78	(13.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.78	0.78	0.77
Net ratio of expenses to average net assets (%) (c)	0.71	0.71	0.72	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	1.21	0.69	1.08	1.19	0.97
Portfolio turnover rate (%)	23	28	54	36	31
Net assets, end of period (in millions)	$258.5	$356.9	$369.4	$350.8	$305.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.76	$12.30	$12.99	$9.93	$12.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.06	0.09	0.11	0.08
Net realized and unrealized gain (loss)	(1.15)	3.49	0.06	3.36	(1.62)

Total income (loss) from investment operations	(1.02)	3.55	0.15	3.47	(1.54)

Less Distributions
Distributions from net investment income	(0.06)	(0.09)	(0.10)	(0.08)	(0.12)
Distributions from net realized capital gains	(2.67)	0.00	(0.74)	(0.33)	(1.07)

Total distributions	(2.73)	(0.09)	(0.84)	(0.41)	(1.19)

Net Asset Value, End of Period	$12.01	$15.76	$12.30	$12.99	$9.93

Total Return (%) (b)	(4.97)	28.95	2.72	35.53	(13.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.03	1.03	1.02
Net ratio of expenses to average net assets (%) (c)	0.96	0.96	0.97	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	0.98	0.44	0.83	0.95	0.72
Portfolio turnover rate (%)	23	28	54	36	31
Net assets, end of period (in millions)	$136.8	$164.2	$154.6	$163.6	$141.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allspring Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a

BHFTI-13

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $12,673,585. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,258,242. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTI-15

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$96,723,442	$0	$196,421,294

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,123,159	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Allspring Global Investments, LLC is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-16

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$387,999,631

Gross unrealized appreciation	79,858,098
Gross unrealized (depreciation)	(13,366,439)

Net unrealized appreciation (depreciation)	$66,491,659

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$20,089,268	$4,064,114	$60,179,156	$—	$80,268,424	$4,064,114

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,027,307	$47,999,684	$66,491,659	$—	$120,518,650

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-17

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Allspring Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Allspring Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Allspring Mid Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-22

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-23

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Allspring Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Allspring Global Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned -16.53% and -16.76%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT/ CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Moderate Portfolio Index. Performance weakness within the underlying international equity funds offset strength in the underlying fixed income and domestic equity funds.

The domestic equity funds were additive to performance for the year. The American Funds American Mutual Fund was a strong relative performer in the period and outperformed its benchmark by 13.9%. The fund’s underweight to Consumer Discretionary, Information Technology (“IT”), and Communication Services sectors was beneficial in an environment where a growth orientation was challenged for the year. An overweight to Energy further aided results. The AFIS Washington Mutual Investors Growth Fund outpaced its benchmark by 9.8%. Results were positively impacted from an underweight to the Consumer Discretionary, IT, and Communication Services sectors and from an overweight to Energy and Health Care. Favorable security selection across Industrials, Consumer Discretionary, and IT contributed on a relative basis. The AFIS Growth-Income Fund bested its benchmark by 1.8%. Within IT, both security selection and an underweight to the sector helped drive positive results. Additionally, positioning and selection in Industrials and an allocation to cash aided performance. Conversely, the AFIS Growth Fund lost 11.6% versus its benchmark. Negative selection and underweight positions in the Communication Services and Consumer Discretionary sectors were leading detractors. Results were further pressured by weak selection in IT and Financials.

The international equity funds detracted from relative performance. During the period, the AFIS International Fund underperformed it benchmark by 4.6%. Fund performance struggled primarily from weak security selection in the majority of sectors with IT, Communication Services, and Financials among the worst relative performers. Regionally, selection in Pacific ex-Japan, the U.S. and Japan fared the worst. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 11.0%. Negative security selection in IT, Industrials, Consumer Discretionary, and Financials were primarily responsible for weak relative results. At the country level, selection in the U.S. drove underperformance. The AFIS New World Fund lagged its benchmark by 3.5%. Selection across the Health Care, IT, and Communication Services sectors was the main driver of underperformance. On a regional basis, security selection within emerging markets, the U.S., and Pacific ex-Japan were meaningful detractors. On the positive

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

side, the American Funds International Growth and Income Fund outperformed its benchmark by 0.8%. Security selection in the Consumer Discretionary, Health Care, Materials, IT, and Consumer Staples sectors offset weakness in other sectors. An allocation to cash proved beneficial during the market selloff over the period. On a country basis, notable contributors to security selection were the U.S., France, and Hong Kong.

Fixed income funds were positive contributors during the period. The American Funds High-Income Trust Fund outperformed its benchmark by 2.3%. Security selection within the Energy, Communications, and Consumer Non-Cyclical bond sectors were the largest contributors to relative returns. An allocation to cash further aided performance. The American Funds U.S. Government Securities Fund gained 1.4% over its benchmark. Positive contributions to relative performance were attributable to interest rate strategies and positioning along the yield curve. The AFIS The Bond Fund of America Fund outpaced its benchmark by 0.8%. The fund’s lower sensitivity to rising interest rates over the period was the primary driver of outperformance. Conversely, the AFIS Capital World Bond Fund fell 1.2% versus its benchmark. Allocations to both Russian and Ukrainian bonds held back relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	–16.53	4.61	7.18
Class C	–16.76	4.29	6.85
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
American Funds The Bond Fund of America (Class 1)	13.0
American Funds U.S. Government Securities Fund (Class R-6)	11.0
American Funds Growth-Income Fund (Class 1)	9.1
American Funds International Growth & Income Fund (Class R-6)	8.9
American Funds Washington Mutual Investors Fund (Class 1)	8.1
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds Growth Fund (Class 1)	8.1
American Funds AMCAP Fund (Class R-6)	7.8
American Funds American Mutual Fund (Class R-6)	7.1
American Funds International Fund (Class 1)	6.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.3
Investment Grade Fixed Income	24.0
International Developed Market Equities	15.7
High Yield Fixed Income	4.1
Global Equities	3.0
Global Fixed Income	3.0
Emerging Market Equities	2.0

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.66%	$1,000.00	$1,015.80	$3.35
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class C (a)	Actual	0.96%	$1,000.00	$1,014.70	$4.88
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	9,819,058	$302,328,801
American Funds American Mutual Fund (Class R-6)	5,666,847	274,502,076
American Funds Capital World Bond Fund (Class 1) (a)	12,294,282	117,410,389
American Funds Fundamental Investors Fund (Class R-6)	5,201,820	313,409,633
American Funds Growth Fund (Class 1)	4,092,806	312,240,193
American Funds Growth-Income Fund (Class 1)	7,033,952	353,174,746
American Funds High-Income Trust Fund (Class R-6) (a)	17,277,517	156,534,304
American Funds International Fund (Class 1) (a)	17,223,978	263,699,102
American Funds International Growth & Income Fund (Class R-6) (a)	10,778,793	343,412,351
American Funds New World Fund (Class 1)	3,519,324	78,480,928
American Funds SMALLCAP World Fund (Class R-6)	1,974,105	114,952,116
American Funds The Bond Fund of America (Class 1) (a)	53,670,798	505,042,213

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	34,889,828	427,749,296
American Funds Washington Mutual Investors Fund (Class 1) (a)	24,737,511	313,919,011

Total Mutual Funds (Cost $4,175,848,868)		3,876,855,159

Total Investments— 100.1% (Cost $4,175,848,868)		3,876,855,159
Other assets and liabilities (net) — (0.1)%		(2,272,691)

Net Assets—100.0%		$3,874,582,468

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,876,855,159	$—	$—	$3,876,855,159
Total Investments	$3,876,855,159	$—	$—	$3,876,855,159

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$2,176,837,789
Affiliated investments at value (b)	1,700,017,370
Receivable for:
Investments sold	709,252
Affiliated investments sold	623,244
Fund shares sold	35,574
Dividends	2,074,907
Prepaid expenses	15,646

Total Assets	3,880,313,782
Liabilities
Payables for:
Investments purchased	1,206,459
Affiliated investments purchased	869,930
Fund shares redeemed	1,366,589
Accrued Expenses:
Management fees	199,349
Distribution and service fees	1,839,426
Deferred trustees’ fees	163,275
Other expenses	86,286

Total Liabilities	5,731,314

Net Assets	$3,874,582,468

Net Assets Consist of:
Paid in surplus	$3,794,729,798
Distributable earnings (Accumulated losses)	79,852,670

Net Assets	$3,874,582,468

Net Assets
Class B	$11,914,242
Class C	3,862,668,226
Capital Shares Outstanding*
Class B	1,424,006
Class C	466,069,518
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.37
Class C	8.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,216,988,953.
(b)	Identified cost of affiliated investments was $1,958,859,915.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying Portfolios	$35,850,487
Dividends from Affiliated Underlying Portfolios	51,255,478

Total investment income	87,105,965
Expenses
Management fees	2,496,383
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	31,337
Distribution and service fees—Class C	23,266,270
Audit and tax services	32,944
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	57,910
Insurance	35,932
Miscellaneous	31,544

Total expenses	26,064,207

Net Investment Income	61,041,758

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	47,399,324
Affiliated investments	10,882,667
Capital gain distributions from Underlying Portfolios	133,580,504
Capital gain distributions from affiliated investments	128,583,291

Net realized gain (loss)	320,445,786

Net change in unrealized appreciation (depreciation) on:
Investments	(746,134,076)
Affiliated investments	(476,537,368)

Net change in unrealized appreciation (depreciation)	(1,222,671,444)

Net realized and unrealized gain (loss)	(902,225,658)

Net Increase (Decrease) in Net Assets From Operations	$(841,183,900)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$61,041,758	$41,834,739
Net realized gain (loss)	320,445,786	583,402,434
Net change in unrealized appreciation (depreciation)	(1,222,671,444)	(44,798,736)

Increase (decrease) in net assets from operations	(841,183,900)	580,438,437

From Distributions to Shareholders
Class B	(1,853,881)	(658,673)
Class C	(622,920,967)	(227,356,181)

Total distributions	(624,774,848)	(228,014,854)

Increase (decrease) in net assets from capital share transactions	257,576,441	(192,045,230)

Total increase (decrease) in net assets	(1,208,382,307)	160,378,353

Net Assets
Beginning of period	5,082,964,775	4,922,586,422

End of period	$3,874,582,468	$5,082,964,775

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	73,197	$685,655	92,661	$1,062,347
Reinvestments	224,441	1,853,881	58,084	658,673
Redemptions	(105,908)	(1,008,020)	(89,663)	(1,019,669)

Net increase (decrease)	191,730	$1,531,516	61,082	$701,351

Class C
Sales	8,259,904	$79,350,584	12,474,207	$142,894,912
Reinvestments	76,058,726	622,920,967	20,191,490	227,356,181
Redemptions	(48,338,903)	(446,226,626)	(49,102,569)	(562,997,674)

Net increase (decrease)	35,979,727	$256,044,925	(16,436,872)	$(192,746,581)

Increase (decrease) derived from capital shares transactions		$257,576,441		$(192,045,230)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.89	$11.09	$10.39	$9.54	$10.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.13	0.13	0.18	0.17
Net realized and unrealized gain (loss)	(2.16)	1.23	1.37	1.63	(0.54)

Total income (loss) from investment operations	(1.99)	1.36	1.50	1.81	(0.37)

Less Distributions
Distributions from net investment income	(0.18)	(0.17)	(0.21)	(0.22)	(0.19)
Distributions from net realized capital gains	(1.35)	(0.39)	(0.59)	(0.74)	(0.57)

Total distributions	(1.53)	(0.56)	(0.80)	(0.96)	(0.76)

Net Asset Value, End of Period	$8.37	$11.89	$11.09	$10.39	$9.54

Total Return (%) (b)	(16.53)	12.55	15.84	19.88	(3.95)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.31	0.32	0.32	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.76	1.16	1.26	1.84	1.64
Portfolio turnover rate (%)	9	21	20	6	7
Net assets, end of period (in millions)	$11.9	$14.7	$13.0	$10.7	$8.9

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.78	$11.00	$10.30	$9.46	$10.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.10	0.09	0.15	0.14
Net realized and unrealized gain (loss)	(2.13)	1.21	1.38	1.62	(0.54)

Total income (loss) from investment operations	(2.00)	1.31	1.47	1.77	(0.40)

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.18)	(0.19)	(0.16)
Distributions from net realized capital gains	(1.35)	(0.39)	(0.59)	(0.74)	(0.57)

Total distributions	(1.49)	(0.53)	(0.77)	(0.93)	(0.73)

Net Asset Value, End of Period	$8.29	$11.78	$11.00	$10.30	$9.46

Total Return (%) (b)	(16.76)	12.14	15.57	19.53	(4.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.61	0.62	0.62	0.61
Ratio of net investment income (loss) to average net assets (%) (d)	1.44	0.83	0.91	1.49	1.36
Portfolio turnover rate (%)	9	21	20	6	7
Net assets, end of period (in millions)	$3,862.7	$5,068.3	$4,909.6	$4,645.7	$4,279.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$385,189,231	$0	$429,740,075

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$2,496,383	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$149,086,125	$2,525,581	$(6,043,342)	$(1,338,981)	$(26,818,994)	$117,410,389
American Funds High-Income Trust Fund (Class R-6)	203,424,714	9,771,028	(29,348,130)	1,985,041	(29,298,349)	156,534,304
American Funds International Fund (Class 1)	320,245,669	54,906,337	(2,048,954)	(304,726)	(109,099,224)	263,699,102
American Funds International Growth & Income Fund (Class R-6)	434,774,579	15,956,313	(26,487,473)	(5,068,488)	(75,762,580)	343,412,351
American Funds The Bond Fund of America (Class 1)	640,756,604	23,665,080	(58,881,528)	(5,245,152)	(95,252,791)	505,042,213
American Funds Washington Mutual Investors Fund (Class 1)	426,051,486	85,418,175	(78,100,193)	20,854,973	(140,305,430)	313,919,011

	$2,174,339,177	$192,242,514	$(200,909,620)	$10,882,667	$(476,537,368)	$1,700,017,370

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$2,039,000	$373,232	12,294,282
American Funds High-Income Trust Fund (Class R-6)	—	9,769,384	17,277,517
American Funds International Fund (Class 1)	37,707,462	5,545,540	17,223,978
American Funds International Growth & Income Fund (Class R-6)	3,976,202	11,378,838	10,778,793
American Funds The Bond Fund of America (Class 1)	6,485,269	17,146,249	53,670,798
American Funds Washington Mutual Investors Fund (Class 1)	78,375,358	7,042,235	24,737,511

	$128,583,291	$51,255,478

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$4,182,476,537

Gross unrealized appreciation	112,481,251
Gross unrealized (depreciation)	(418,102,629)

Net unrealized appreciation (depreciation)	$(305,621,378)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$60,138,997	$59,715,955	$564,635,851	$168,298,899	$624,774,848	$228,014,854

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$90,357,248	$295,280,076	$(305,621,377)	$—	$80,015,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Balanced Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-18

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board noted that the Portfolio underperformed the Brighthouse Balanced AA Narrow Index for the one-year period ended October 31, 2022 and outperformed the same index for the three- and five-year periods ended October 31, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B and C shares of the American Funds Growth Allocation Portfolio returned -18.37% and -18.52%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned -15.59%.

MARKET ENVIRONMENT/ CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance weakness within the underlying international equity funds offset strength in the underlying fixed income and domestic equity funds.

The domestic equity funds were additive to performance for the year. The American Funds American Mutual Fund was a strong relative performer in the period and outperformed its benchmark by 13.9%. The fund’s underweight to Consumer Discretionary, Information Technology (“IT”), and Communication Services sectors was beneficial in an environment where a growth orientation was challenged for the year. An overweight to Energy further aided results. The AFIS Washington Mutual Investors Growth Fund outpaced its benchmark by 9.8%. Results were positively impacted from an underweight to the Consumer Discretionary, IT, and Communication Services sectors and from an overweight to Energy and Health Care. Favorable security selection across Industrials, Consumer Discretionary, and IT contributed on a relative basis. The AFIS Growth-Income Fund bested its benchmark by 1.8%. Within IT, both security selection and an underweight to the sector helped drive positive results. Additionally, positioning and selection in Industrials and an allocation to cash aided performance. Conversely, the American Funds AMCAP Fund fell 10.4% versus its benchmark. Negative selection in the IT, Health Care, and Communication Services sectors was a headwind to performance. An underweight to Energy over the period and an overweight to Consumer Discretionary further detracted from relative results.

The international equity funds detracted from relative performance. During the period, the AFIS International Fund underperformed it benchmark by 4.6%. Fund performance struggled primarily from weak security selection in the majority of sectors with IT, Communication Services, and Financials among the worst relative performers. Regionally, selection in Pacific ex-Japan, the U.S. and Japan fared the worst. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 11.0%. Negative security selection in IT, Industrials, Consumer Discretionary, and Financials were primarily responsible for weak relative results. At the country level, selection in the U.S. drove underperformance. The AFIS New World Fund lagged its bench-

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

mark by 3.5%. Selection across the Health Care, IT, and Communication Services sectors was the main driver of underperformance. On a regional basis, security selection within emerging markets, the U.S., and Pacific ex-Japan were meaningful detractors. On the positive side, the American Funds International Growth and Income Fund outperformed its benchmark by 0.8%. Security selection in the Consumer Discretionary, Health Care, Materials, IT, and Consumer Staples sectors offset weakness in other sectors. An allocation to cash proved beneficial during the market selloff over the period. On a country basis, notable contributors to security selection were the U.S., France, and Hong Kong.

Fixed income funds were positive contributors during the period. The American Funds High-Income Trust Fund outperformed its benchmark by 2.3%. Security selection within the Energy, Communications, and Consumer Non-Cyclical bond sectors were the largest contributors to relative returns. An allocation to cash further aided performance. The American Funds U.S. Government Securities Fund gained 1.4% over its benchmark. Positive contributions to relative performance were attributable to interest rate strategies and positioning along the yield curve. The AFIS The Bond Fund of America Fund outpaced its benchmark by 0.8%. The fund’s lower sensitivity to rising interest rates over the period was the primary driver of outperformance. Conversely, the AFIS Capital World Bond Fund fell 1.2% versus its benchmark. Allocations to both Russian and Ukrainian bonds held back relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	–18.37	5.46	8.74
Class C	–18.52	5.17	8.43
Dow Jones Moderately Aggressive Portfolio Index	–15.59	4.58	7.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	11.4
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds International Growth & Income Fund (Class R-6)	11.1
American Funds Growth Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds Washington Mutual Investors Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	9.1
American Funds International Fund (Class 1)	9.1
American Funds SMALLCAP World Fund (Class R-6)	5.0
American Funds The Bond Fund of America (Class 1)	4.4

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	62.0
International Developed Market Equities	20.2
Investment Grade Fixed Income	5.9
Global Equities	5.0
Emerging Market Equities	3.0
High Yield Fixed Income	2.5
Global Fixed Income	1.5

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.69%	$1,000.00	$1,028.20	$3.53
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class C (a)	Actual	0.99%	$1,000.00	$1,027.20	$5.06
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	9,622,432	$296,274,668
American Funds American Mutual Fund (Class R-6)	4,883,966	236,579,327
American Funds Capital World Bond Fund (Class 1) (a)	4,084,871	39,010,514
American Funds Fundamental Investors Fund (Class R-6)	4,800,282	289,216,999
American Funds Growth Fund (Class 1)	3,452,429	263,385,804
American Funds Growth-Income Fund (Class 1)	5,239,812	263,090,956
American Funds High-Income Trust Fund (Class R-6)	7,153,870	64,814,063
American Funds International Fund (Class 1) (a)	15,391,674	235,646,530
American Funds International Growth & Income Fund (Class R-6) (a)	9,063,926	288,776,669
American Funds New World Fund (Class 1)	3,531,360	78,749,325
American Funds SMALLCAP World Fund (Class R-6)	2,226,821	129,667,789
American Funds The Bond Fund of America (Class 1)	12,281,514	115,569,045

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	3,126,606	38,332,188
American Funds Washington Mutual Investors Fund (Class 1)	20,726,031	263,013,328

Total Mutual Funds (Cost $2,735,067,876)		2,602,127,205

Total Investments—100.1% (Cost $2,735,067,876)		2,602,127,205
Other assets and liabilities (net)—(0.1)%		(1,603,719)

Net Assets—100.0%		$2,600,523,486

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,602,127,205	$—	$—	$2,602,127,205
Total Investments	$2,602,127,205	$—	$—	$2,602,127,205

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$2,038,693,492
Affiliated investments at value (b)	563,433,713
Receivable for:
Investments sold	516,528
Affiliated investments sold	210,553
Fund shares sold	4,775
Dividends	466,195
Prepaid expenses	10,371

Total Assets	2,603,335,627
Liabilities
Payables for:
Investments purchased	466,351
Fund shares redeemed	731,699
Accrued Expenses:
Management fees	144,496
Distribution and service fees	1,231,154
Deferred trustees’ fees	163,275
Other expenses	75,166

Total Liabilities	2,812,141

Net Assets	$2,600,523,486

Net Assets Consist of:
Paid in surplus	$2,405,646,825
Distributable earnings (Accumulated losses)	194,876,661

Net Assets	$2,600,523,486

Net Assets
Class B	$30,764,647
Class C	2,569,758,839
Capital Shares Outstanding*
Class B	3,833,613
Class C	324,591,216
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.02
Class C	7.92

*	The Portfolio is authorized to issue an unlimited number of shares..
(a)	Identified cost of investments was $2,050,122,701.
(b)	Identified cost of affiliated investments was $684,945,175.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying Portfolios	$34,569,343
Dividends from Affiliated Underlying Portfolios	14,829,020

Total investment income	49,398,363
Expenses
Management fees	1,806,083
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	80,391
Distribution and service fees—Class C	15,565,052
Audit and tax services	32,944
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	41,301
Insurance	24,780
Miscellaneous	23,758

Total expenses	17,686,196

Net Investment Income	31,712,167

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	87,955,495
Affiliated investments	(9,122,182)
Capital gain distributions from Underlying Portfolios	183,146,028
Capital gain distributions from affiliated investments	38,351,636

Net realized gain (loss)	300,330,977

Net change in unrealized appreciation (depreciation) on:
Investments	(690,058,373)
Affiliated investments	(286,032,988)

Net change in unrealized appreciation (depreciation)	(976,091,361)

Net realized and unrealized gain (loss)	(675,760,384)

Net Increase (Decrease) in Net Assets From Operations	$(644,048,217)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$31,712,167	$24,646,068
Net realized gain (loss)	300,330,977	450,874,023
Net change in unrealized appreciation (depreciation)	(976,091,361)	35,674,580

Increase (decrease) in net assets from operations	(644,048,217)	511,194,671

From Distributions to Shareholders
Class B	(5,335,155)	(1,525,732)
Class C	(469,077,477)	(137,455,786)

Total distributions	(474,412,632)	(138,981,518)

Increase (decrease) in net assets from capital share transactions	177,612,374	(159,937,543)

Total increase (decrease) in net assets	(940,848,475)	212,275,610

Net Assets
Beginning of period	3,541,371,961	3,329,096,351

End of period	$2,600,523,486	$3,541,371,961

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	152,144	$1,402,922	181,480	$2,066,344
Reinvestments	679,638	5,335,155	135,140	1,525,732
Redemptions	(181,447)	(1,731,326)	(194,866)	(2,251,526)

Net increase (decrease)	650,335	$5,006,751	121,754	$1,340,550

Class C
Sales	6,781,922	$63,298,923	12,695,194	$143,377,457
Reinvestments	60,448,128	469,077,477	12,305,800	137,455,786
Redemptions	(39,462,129)	(359,770,777)	(39,073,986)	(442,111,336)

Net increase (decrease)	27,767,921	$172,605,623	(14,072,992)	$(161,278,093)

Increase (decrease) derived from capital shares transactions		$177,612,374		$(159,937,543)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.95	$10.73	$10.12	$9.10	$10.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.12	0.11	0.15	0.15
Net realized and unrealized gain (loss)	(2.36)	1.59	1.43	1.92	(0.65)

Total income (loss) from investment operations	(2.23)	1.71	1.54	2.07	(0.50)

Less Distributions
Distributions from net investment income	(0.15)	(0.12)	(0.19)	(0.20)	(0.16)
Distributions from net realized capital gains	(1.55)	(0.37)	(0.74)	(0.85)	(0.60)

Total distributions	(1.70)	(0.49)	(0.93)	(1.05)	(0.76)

Net Asset Value, End of Period	$8.02	$11.95	$10.73	$10.12	$9.10

Total Return (%) (b)	(18.37)	16.21	17.34	24.05	(5.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.44	1.03	1.15	1.59	1.50
Portfolio turnover rate (%)	11	25	9	7	8
Net assets, end of period (in millions)	$30.8	$38.0	$32.8	$27.4	$22.9

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.80	$10.60	$10.01	$9.01	$10.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.08	0.08	0.12	0.12
Net realized and unrealized gain (loss)	(2.32)	1.58	1.40	1.90	(0.64)

Total income (loss) from investment operations	(2.22)	1.66	1.48	2.02	(0.52)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.15)	(0.17)	(0.13)
Distributions from net realized capital gains	(1.55)	(0.37)	(0.74)	(0.85)	(0.60)

Total distributions	(1.66)	(0.46)	(0.89)	(1.02)	(0.73)

Net Asset Value, End of Period	$7.92	$11.80	$10.60	$10.01	$9.01

Total Return (%) (b)	(18.52)	15.91	16.93	23.64	(5.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.10	0.70	0.83	1.25	1.14
Portfolio turnover rate (%)	11	25	9	7	8
Net assets, end of period (in millions)	$2,569.8	$3,503.3	$3,296.3	$3,075.0	$2,753.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)

Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$314,954,028	$0	$358,985,666

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$1,806,083	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$68,343,980	$871,598	$(18,163,241)	$(2,720,761)	$(9,321,062)	$39,010,514
American Funds International Fund (Class 1)	293,046,416	45,784,304	(3,249,478)	(256,975)	(99,677,737)	235,646,530
American Funds International Growth & Income Fund (Class R-6)	377,902,392	14,520,181	(34,002,506)	(6,144,446)	(63,498,952)	288,776,669
American Funds Washington Mutual Investor Fund (Class 1) *	369,569,731	72,255,441	(76,575,396)	20,952,394	(123,188,842)	263,013,328

	$1,108,862,519	$133,431,524	$(131,990,621)	$11,830,212	$(295,686,593)	$826,447,041

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$701,331	$128,377	4,084,871
American Funds International Fund (Class 1)	34,314,168	4,996,955	15,391,674
American Funds International Growth & Income Fund (Class R-6)	3,336,137	9,703,688	9,063,926
American Funds Washington Mutual Investor Fund (Class 1) *	66,325,598	5,926,616	20,726,031

	$104,677,234	$20,755,636

* not an affiliated issuer as of December 31, 2022.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,740,153,395

Gross unrealized appreciation	99,378,796
Gross unrealized (depreciation)	(237,404,986)

Net unrealized appreciation (depreciation)	$(138,026,190)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$30,691,310	$28,175,291	$443,721,322	$110,806,227	$474,412,632	$138,981,518

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$55,408,058	$277,658,071	$(138,026,191)	$—	$195,039,938

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board noted that the Portfolio underperformed the Brighthouse Growth AA Narrow Index for the one-year period ended October 31, 2022 and outperformed the same index for the three- and five-year periods ended October 31, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned -14.41% and -14.63%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT/ CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Performance strength within the underlying fixed income and domestic equity funds offset weakness in the underlying international equity funds.

The domestic equity funds were additive to performance for the year. The American Funds American Mutual Fund was a strong relative performer in the period and outperformed its benchmark by 13.9%. The fund’s underweight to Consumer Discretionary, Information Technology (“IT”), and Communication Services sectors was beneficial in an environment where a growth orientation was challenged for the year. An overweight to Energy further aided results. The AFIS Washington Mutual Investors Growth Fund outpaced its benchmark by 9.8%. Results were positively impacted from an underweight to the Consumer Discretionary, IT, and Communication Services sectors and from an overweight to Energy and Health Care. Favorable security selection across Industrials, Consumer Discretionary, and IT contributed on a relative basis. The AFIS Growth-Income Fund bested its benchmark by 1.8%. Within IT, both security selection and an underweight to the sector helped drive positive results. Additionally, positioning and selection in Industrials and an allocation to cash aided performance. Conversely, the AFIS Growth Fund lost 11.6% versus its benchmark. Negative selection and underweight positions in the Communication Services and Consumer Discretionary sectors were leading detractors. Results were further pressured by weak selection in IT and Financials.

The international equity funds detracted from relative performance. During the period the AFIS International Fund underperformed it benchmark by 4.6%. Fund performance struggled primarily from weak security selection in the majority of sectors with IT, Communication Services, and Financials among the worst relative performers. Regionally, selection in Pacific ex-Japan, the U.S. and Japan fared the worst. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 11.0%. Negative security selection in IT, Industrials, Consumer Discretionary, and Financials were primarily responsible for weak relative results. At the country level, selection in the U.S. drove underperformance. The AFIS New World Fund lagged its benchmark by 3.5%. Selection across the Health Care, IT, and Communication Services sectors was the main driver of underperformance. On a regional basis, security selection within emerging markets, the U.S., and Pacific ex-Japan were meaningful detractors. On the positive

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

side, the American Funds International Growth and Income Fund outperformed its benchmark by 0.8%. Security selection in the Consumer Discretionary, Health Care, Materials, IT, and Consumer Staples sectors offset weakness in other sectors. An allocation to cash proved beneficial during the market selloff over the period. On a country basis, notable contributors to security selection were the U.S., France, and Hong Kong.
Fixed income funds were positive contributors during the period. The American Funds High-Income Trust Fund outperformed its benchmark by 2.3%. Security selection within the energy, communications, and consumer non-cyclical bond sectors were the largest contributors to relative returns. An allocation to cash further aided performance. The American Funds U.S. Government Securities Fund gained 1.4% over its benchmark. Positive contributions to relative performance were attributable to interest rate strategies, and positioning along the yield curve. The AFIS The Bond Fund of America Fund outpaced its benchmark by 0.8%. The fund’s lower sensitivity to rising interest rates over the period was the primary driver of outperformance. Conversely, the AFIS Capital World Bond Fund fell 1.2% versus its benchmark. Allocations to both Russian and Ukrainian bonds held back relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	–14.41	3.79	5.86
Class C	–14.63	3.48	5.54
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	20.1
American Funds The Bond Fund of America (Class 1)	19.0
American Funds Washington Mutual Investors Fund (Class 1)	8.1
American Funds Growth-Income Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.1
American Funds International Growth & Income Fund (Class R-6)	6.5
American Funds International Fund (Class 1)	5.5
American Funds High-Income Trust Fund (Class R-6)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds AMCAP Fund (Class R-6)	4.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	38.9
Investment Grade Fixed Income	39.1
International Developed Market Equities	12.0
High Yield Fixed Income	5.0
Global Fixed Income	3.0
Emerging Market Equities	1.0
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.63%	$1,000.00	$1,006.10	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class C (a)	Actual	0.93%	$1,000.00	$1,004.90	$4.70
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds — 100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	3,259,033	$100,345,618
American Funds American Mutual Fund (Class R-6)	3,391,921	164,304,656
American Funds Capital World Bond Fund (Class 1) (a)	6,437,942	61,482,348
American Funds Fundamental Investors Fund (Class R-6)	1,702,855	102,597,006
American Funds Growth Fund (Class 1)	1,278,919	97,568,701
American Funds Growth-Income Fund (Class 1)	3,276,555	164,515,802
American Funds High-Income Trust Fund (Class R-6)	11,339,449	102,735,409
American Funds International Fund (Class 1)	7,347,685	112,493,051
American Funds International Growth & Income Fund (Class R-6)	4,186,304	133,375,659
American Funds New World Fund (Class 1)	920,103	20,518,303
American Funds SMALLCAP World Fund (Class R-6)	349,036	20,324,356
American Funds The Bond Fund of America (Class 1) (a)	41,220,780	387,887,544

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	33,373,349	409,157,258
American Funds Washington Mutual Investors Fund (Class 1)	12,970,263	164,592,636

Total Mutual Funds (Cost $2,224,037,192)		2,041,898,347

Total Investments—100.1% (Cost $2,224,037,192)		2,041,898,347
Other assets and liabilities (net)—(0.1)%		(1,319,100)

Net Assets—100.0%		$2,040,579,247

(a)

Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Represents investment of cash collateral received from securities on loan as of December 31, 2022.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds Investment Company Securities	$2,041,898,347	$—	$—	$2,041,898,347
Total Investments	$2,041,898,347	$—	$—	$2,041,898,347

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$1,592,528,455
Affiliated investments at value (b)	449,369,892
Receivable for:
Investments sold	300,724
Affiliated investments sold	28,601
Fund shares sold	91,458
Dividends	1,722,257
Prepaid expenses	8,221

Total Assets	2,044,049,608
Liabilities
Payables for:
Investments purchased	1,722,276
Fund shares redeemed	420,764
Accrued Expenses:
Management fees	120,047
Distribution and service fees	967,489
Deferred trustees’ fees	163,275
Other expenses	76,510

Total Liabilities	3,470,361

Net Assets	$2,040,579,247

Net Assets Consist of:
Paid in surplus	$2,055,422,511
Distributable earnings (Accumulated losses)	(14,843,264)

Net Assets	$2,040,579,247

Net Assets
Class B	$10,400,543
Class C	2,030,178,704
Capital Shares Outstanding*
Class B	1,264,716
Class C	248,365,048
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.22
Class C	8.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,693,427,770.
(b)	Identified cost of affiliated investments was $530,609,422.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying Portfolios	$39,444,985
Dividends from Affiliated Underlying Portfolios	13,361,401

Total investment income	52,806,386
Expenses
Management fees	1,495,874
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	29,874
Distribution and service fees—Class C	12,263,892
Audit and tax services	32,944
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	42,638
Insurance	19,009
Miscellaneous	20,455

Total expenses	14,016,573

Net Investment Income	38,789,813

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	20,080,462
Affiliated investments	(3,975,025)
Capital gain distributions from Underlying Portfolios	108,088,304
Capital gain distributions from affiliated investments	6,020,646

Net realized gain (loss)	130,214,387

Net change in unrealized appreciation (depreciation) on:
Investments	(460,325,315)
Affiliated investments	(88,306,473)

Net change in unrealized appreciation (depreciation)	(548,631,788)

Net realized and unrealized gain (loss)	(418,417,401)

Net Increase (Decrease) in Net Assets From Operations	$(379,627,588)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$38,789,813	$26,007,102
Net realized gain (loss)	130,214,387	247,128,965
Net change in unrealized appreciation (depreciation)	(548,631,788)	(25,375,119)

Increase (decrease) in net assets from operations	(379,627,588)	247,760,948

From Distributions to Shareholders
Class B	(1,364,400)	(730,083)
Class C	(271,549,609)	(131,059,383)

Total distributions	(272,914,009)	(131,789,466)

Increase (decrease) in net assets from capital share transactions	44,337,402	(148,798,633)

Total increase (decrease) in net assets	(608,204,195)	(32,827,151)

Net Assets
Beginning of period	2,648,783,442	2,681,610,593

End of period	$2,040,579,247	$2,648,783,442

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	79,135	$696,002	78,111	$845,417
Reinvestments	167,206	1,364,400	68,876	730,083
Redemptions	(328,833)	(3,110,949)	(262,870)	(2,861,223)

Net increase (decrease)	(82,492)	$(1,050,547)	(115,883)	$(1,285,723)

Class C
Sales	5,252,312	$48,771,762	4,788,223	$51,514,506
Reinvestments	33,400,936	271,549,609	12,422,690	131,059,383
Redemptions	(30,501,408)	(274,933,422)	(30,625,561)	(330,086,799)

Net increase (decrease)	8,151,840	$45,387,949	(13,414,648)	$(147,512,910)

Increase (decrease) derived from capital shares transactions		$44,337,402		$(148,798,633)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.03	$10.57	$10.02	$9.33	$10.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.14	0.13	0.20	0.19
Net realized and unrealized gain (loss)	(1.78)	0.89	1.10	1.29	(0.49)

Total income (loss) from investment operations	(1.60)	1.03	1.23	1.49	(0.30)

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.22)	(0.23)	(0.21)
Distributions from net realized capital gains	(1.01)	(0.37)	(0.46)	(0.57)	(0.49)

Total distributions	(1.21)	(0.57)	(0.68)	(0.80)	(0.70)

Net Asset Value, End of Period	$8.22	$11.03	$10.57	$10.02	$9.33

Total Return (%)(b)	(14.41)	9.98	13.30	16.59	(3.14)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.32	0.33	0.33	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.95	1.27	1.36	2.04	1.93
Portfolio turnover rate (%)	8	15	31	5	5
Net assets, end of period (in millions)	$10.4	$14.9	$15.5	$13.2	$11.8

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.96	$10.51	$9.96	$9.28	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.10	0.10	0.16	0.15
Net realized and unrealized gain (loss)	(1.77)	0.89	1.10	1.29	(0.47)

Total income (loss) from investment operations	(1.61)	0.99	1.20	1.45	(0.32)

Less Distributions
Distributions from net investment income	(0.17)	(0.17)	(0.19)	(0.20)	(0.18)
Distributions from net realized capital gains	(1.01)	(0.37)	(0.46)	(0.57)	(0.49)

Total distributions	(1.18)	(0.54)	(0.65)	(0.77)	(0.67)

Net Asset Value, End of Period	$8.17	$10.96	$10.51	$9.96	$9.28

Total Return (%) (b)	(14.63)	9.64	12.99	16.16	(3.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)	0.63	0.62	0.63	0.63	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.73	0.97	1.01	1.69	1.54
Portfolio turnover rate (%)	8	15	31	5	5
Net assets, end of period (in millions)	$2,030.2	$2,633.9	$2,666.1	$2,587.0	$2,479.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$189,093,285	$0	$265,077,797

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$1,495,874	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$78,223,857	$1,359,580	$(3,299,307)	$(795,346)	$(14,006,436)	$61,482,348
American Funds The Bond Fund of America (Class 1)	499,473,959	18,139,454	(52,246,153)	(3,179,679)	(74,300,037)	387,887,544

	$577,697,816	$19,499,034	$(55,545,460)	$(3,975,025)	$(88,306,473)	$449,369,892

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
American Funds Capital World Bond Fund (Class 1)	$1,071,889	$196,206	6,437,942
American Funds The Bond Fund of America (Class 1)	4,948,757	13,165,195	41,220,780

	$6,020,646	$13,361,401

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,228,441,025

Gross unrealized appreciation	49,068,553
Gross unrealized (depreciation)	(235,611,231)

Net unrealized appreciation (depreciation)	$(186,542,678)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,852,587	$42,091,710	$234,061,422	$89,697,756	$272,914,009	$131,789,466

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$52,349,730	$119,512,962	$(186,542,679)	$—	$(14,679,987)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Moderate Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the median of its Performance Universe and average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board noted that the Portfolio outperformed the Brighthouse Moderate AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. The Board further noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Annual Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -18.89%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

This year’s macro performance was driven by stubborn inflation and a global wave of central bank tightening, a simultaneous drag on both stock and bond returns. The perceived “transitory” inflation gave way to more persistent price increases. In fact, U.S. inflation remained at multi-decade highs for longer than policymakers expected, with pressures widespread across both goods and services. To combat inflation, the Federal Reserve (the “Fed”) increased its benchmark interest rate seven times to 4.5%, the highest level in 15 years.

2022 also saw signs of transatlantic divergence in financial conditions. In addition to inflationary pressures, Europe struggled with euro depreciation, particularly over the first half of the year, and continued upside risks to energy prices as supplies to Europe were disrupted by Russia’s invasion of Ukraine. Volatility in both the euro and energy prices were exacerbated by geopolitical risks stemming from Russia’s ongoing invasion of Ukraine. The Bank of Japan (the “BoJ”) stood nearly alone amongst developed market central banks, having not adjusted their policy rates, and was, in fact, still engaged in their yield curve control policy despite multi-decade high inflation before tweaking its yield curve control policy in the last weeks of December.

Stock-bond correlations rose substantially throughout 2022, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks fell -18.36% as measured by the MSCI All Country World Index and Global bonds dropped -18.26% as measured by the FTSE World Government Bond Index in 2022. As U.S. stocks suffered their worst year since the global financial crisis, the U.S. dollar strengthened vis-á-vis most foreign currencies in 2022. Emerging market (“EM”) equities also declined, with considerable performance variability among the EM countries. Bonds declined sharply in 2022, with shorter-term bonds outperforming longer-duration bonds. Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports amongst much of the European Union.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 months ended December 31, 2022, the Portfolio’s assets were allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. During the twelve-month period ended December 31, 2022, the Portfolio de-risked multiple times which negatively affected performance by -1.36%. At period end, the Portfolio was de-risked.

The Portfolio underperformed the Dow Jones Moderate Portfolio Index (the “Index”) over the twelve-month period ended December 31, 2022. Performance relative to the Index was supported by strategic exposure to international equities while strategic exposure to commodities and real estate detracted from performance. Tactical asset allocation was additive over the period.

We started the year with a view of strong global growth expressed through a directional overweight to equities with a preference towards European and Japanese equities, underweight U.S. duration and overweight the euro.

Within fixed income, we held an underweight of both U.S. 30-year and 5-year bonds through most of the period. Both positions were additive as domestic interest rates continued to move higher with increasingly hawkish rhetoric from the Fed. As interest rates climbed up steadily over the year, the mispricing previously seen has diminished and, as such, we saw an attractive opportunity to take profits by reducing the size of the 30-year underweight and removing the 5-year underweight at the end of the third quarter of 2022.

We maintained a modest equity overweight primarily through a long position in Japanese equities before transitioning that to an overweight in U.S. equities. As we moved into the fourth quarter of 2022, global real interest rates had moved materially higher while Japanese inflation firmed, increasing the risk of shifts in the BoJ’s policy framework. Considering these developments and Japanese equity outperformance, we felt it was appropriate to rotate into U.S. equities as they had underperformed amidst rising real interest rates and a relatively hawkish Fed.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Annual Commentary*—(Continued)

Our long exposure to the euro detracted from performance before we took off the position in March 2022. Ongoing geopolitical tensions in the region drove a weakness in the euro. We ended the period with no active currency positions in the Portfolio. All derivatives performed as expected over the period.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
BlackRock Global Tactical Strategies Portfolio
Class B	-18.89	0.79	3.69
Dow Jones Moderate Portfolio Index	-14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	25.0
Vanguard Total Bond Market ETF	21.2
iShares Core U.S. Aggregate Bond ETF	14.1
iShares Core S&P 500 ETF	11.9
Technology Select Sector SPDR Fund	3.8
Health Care Select Sector SPDR Fund	2.3
iShares U.S. Real Estate ETF	2.0
Financial Select Sector SPDR Fund	1.7
Consumer Discretionary Select Sector SPDR Fund	1.4
Industrial Select Sector SPDR Fund	1.3

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	34.3
U.S. Large Cap Equities	27.9
International Developed Market Equities	25.6
Commodities	4.1
Real Estate Equities	2.4
U.S. Small Cap Equities	1.9

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a) (b)	Actual	0.88%	$1,000.00	$976.20	$4.38
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Mutual Funds—89.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—89.0%
Communication Services Select Sector SPDR Fund (a)	967,169	$46,414,440
Consumer Discretionary Select Sector SPDR Fund (a)	478,469	61,799,056
Consumer Staples Select Sector SPDR Fund (a)	604,239	45,046,017
Energy Select Sector SPDR Fund (a)	377,939	33,058,324
Financial Select Sector SPDR Fund (a)	2,137,458	73,101,064
Health Care Select Sector SPDR Fund (a)	731,895	99,427,936
Industrial Select Sector SPDR Fund (a)	555,469	54,552,611
iShares Core MSCI EAFE ETF (a) (b)	17,301,112	1,066,440,544
iShares Core S&P 500 ETF (a) (b)	1,315,299	505,351,029
iShares Core U.S. Aggregate Bond ETF (a) (b)	6,206,388	601,957,572
iShares U.S. Real Estate ETF (a) (b)	1,028,134	86,558,601
Materials Select Sector SPDR Fund (a)	216,812	16,841,956
Real Estate Select Sector SPDR Fund (a)	458,065	16,916,340
Technology Select Sector SPDR Fund (a)	1,303,456	162,202,065
Utilities Select Sector SPDR Fund (a)	281,299	19,831,580
Vanguard Total Bond Market ETF (a)	12,566,979	902,811,771

Total Mutual Funds (Cost $3,629,074,945)		3,792,310,906

Short-Term Investments—7.5%

Mutual Funds—6.6%
SSGA USD Liquidity Fund, D Shares, 4.360% (c)	279,717,638	279,717,638

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $38,941,295; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $39,712,205.	38,933,508	38,933,508

Total Short-Term Investments (Cost $318,651,146)		318,651,146

Securities Lending Reinvestments (d)—17.8%

Certificates of Deposit—6.4%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	15,000,000	15,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (e)	8,000,000	7,999,638
4.810%, SOFR + 0.510%, 03/15/23 (e)	10,000,000	10,004,202
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (e)	8,000,000	8,000,529
4.800%, SOFR + 0.500%, 03/03/23 (e)	27,000,000	27,010,335
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	8,000,000	8,000,568
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (e)	15,000,000	15,000,000
4.830%, SOFR + 0.530%, 02/01/23 (e)	10,000,000	10,002,090
Credit Agricole S.A. 4.700%, 02/03/23	5,000,000	5,001,250
4.800%, 02/22/23	8,000,000	8,002,880
Credit Industriel et Commercial (NY) 4.710%, FEDEFF PRV + 0.380%, 01/09/23 (e)	10,000,000	10,000,290
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 01/17/23	5,000,000	4,989,050

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 4.750%, SOFR + 0.450%, 02/06/23 (e)	5,000,000	5,001,538
4.850%, SOFR + 0.550%, 01/26/23 (e)	5,000,000	5,001,502
MUFG Bank Ltd. (NY) 4.900%, SOFR + 0.600%, 01/25/23 (e)	9,000,000	9,001,890
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (e)	11,000,000	11,003,563
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (e)	17,000,000	17,002,907
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	25,000,000	24,999,600
State Street Bank and Trust Co. 4.980%, SOFR + 0.680%, 07/14/23 (e)	10,000,000	10,011,770
Sumitomo Mitsui Banking Corp. 5.050%, SOFR + 0.750%, 04/21/23 (e)	16,000,000	16,021,664
Sumitomo Mitsui Trust Bank, Ltd. 4.850%, SOFR + 0.550%, 03/07/23 (e)	10,000,000	10,002,780
4.890%, SOFR + 0.590%, 02/01/23 (e)	10,000,000	10,003,920
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (e)	10,000,000	9,999,562
4.660%, SOFR + 0.360%, 03/21/23 (e)	10,000,000	10,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	5,000,000	4,999,450

		272,060,978

Commercial Paper—0.7%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (e)	10,000,000	10,002,530
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	15,000,000	15,004,050
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (e)	5,000,000	5,004,940

		30,011,520

Master Demand Notes—0.2%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (e)	5,000,000	4,999,944
Natixis Financial Products LLC 4.550%, OBFR + 0.230%, 01/03/23 (e)	3,000,000	3,000,000

		7,999,944

Repurchase Agreements—7.9%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $18,080,850; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $18,360,001.	18,000,000	18,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $30,750,792; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $30,600,004.	30,000,000	30,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $63,967,599; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $65,272,505.	63,937,052	$63,937,052
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $10,905,232; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $11,160,175.	10,900,000	10,900,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $105,090,854; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $114,326,995.	105,000,000	105,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $20,090,417; collateralized by various Common Stock with an aggregate market value of $22,225,093.	20,000,000	20,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $5,002,439; collateralized by various Common Stock with an aggregate market value of $5,564,235.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $7,053,455; collateralized by various Common Stock with an aggregate market value of $7,845,572.	7,050,000	7,050,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $30,815,834; collateralized by various Common Stock with an aggregate market value of $34,287,137.	30,800,742	30,800,742
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $20,017,189; collateralized by various Common Stock with an aggregate market value of $22,263,838.	20,000,000	20,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $15,007,333; collateralized by various Common Stock with an aggregate market value of $16,641,419.	15,000,000	15,000,000
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $10,105,223; collateralized by various Common Stock with an aggregate market value of $11,309,147.	10,100,285	10,100,285

		335,788,079

Time Deposits—0.9%
Credit Agricole Corp. & Investment Bank (NY) 4.290%, 01/03/23	10,000,000	10,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	30,000,000	30,000,000

		40,000,000

Mutual Funds—1.7%
AB Government Money Market Portfolio, Institutional Class 4.110% (c)	10,000,000	10,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (c)	10,000,000	10,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (c)	5,835,093	5,835,093
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.160% (c)	25,000,000	25,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (c)	12,400,000	12,400,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (c)	10,000,000	10,000,000

		73,235,093

Total Securities Lending Reinvestments (Cost $759,014,688)		759,095,614

Total Investments—114.3% (Cost $4,706,740,779)		4,870,057,666
Other assets and liabilities (net)—(14.3)%		(607,772,485)

Net Assets—100.0%		$4,262,285,181

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $739,284,393 and the collateral received consisted of cash in the amount of $758,964,140. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	6,550,000	UBSA	03/15/23	USD	4,471,856	$(302)
EUR	1,106,875	JPMC	03/15/23	USD	1,173,971	(16,566)
GBP	4,314,000	UBSA	03/15/23	USD	5,313,196	88,714
JPY	1,141,377,801	UBSA	03/15/23	USD	8,587,948	(190,463)

Net Unrealized Depreciation						$(118,617)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/17/23	271	USD	26,414,370	$(36,462)
Russell 2000 Index E-Mini Futures	03/17/23	915	USD	81,018,675	(2,887,273)
S&P 500 Index E-Mini Futures	03/17/23	376	USD	72,586,800	91,334

Futures Contracts—Short
U.S. Treasury Ultra Long Bond Futures	03/22/23	(319)	USD	(42,845,688)	(2,179)

Net Unrealized Depreciation					$(2,834,580)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	2.590%	Annually	08/05/32	USD	559,000,000	$(42,160,188)	$8,361	$(42,168,549)
Pay	12M SOFR	Annually	3.160%	Annually	06/17/32	USD	516,975,743	(15,158,308)	(322,838)	(14,835,470)
Pay	12M SOFR	Annually	3.590%	Annually	11/16/32	USD	55,000,000	307,369	873	306,496
Pay	12M SOFR	Annually	3.805%	Annually	11/04/32	USD	215,000,000	4,991,064	(25,625)	5,016,689

Totals								$(52,020,063)	$(339,229)	$(51,680,834)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M UST	Quarterly	05/31/23	JPMC	S&P GSCI Commodity Index	USD	175,964,856	$(2,428,090)	$—	$(2,428,090)

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,792,310,906	$—	$—	$3,792,310,906
Short-Term Investments
Mutual Funds	279,717,638	—	—	279,717,638
Repurchase Agreement	—	38,933,508	—	38,933,508
Total Short-Term Investments	279,717,638	38,933,508	—	318,651,146
Securities Lending Reinvestments
Certificates of Deposit	—	272,060,978	—	272,060,978
Commercial Paper	—	30,011,520	—	30,011,520
Master Demand Notes	—	7,999,944	—	7,999,944
Repurchase Agreements	—	335,788,079	—	335,788,079
Time Deposits	—	40,000,000	—	40,000,000
Mutual Funds	73,235,093	—	—	73,235,093
Total Securities Lending Reinvestments	73,235,093	685,860,521	—	759,095,614
Total Investments	$4,145,263,637	$724,794,029	$—	$4,870,057,666

Collateral for Securities Loaned (Liability)	$—	$(758,964,140)	$—	$(758,964,140)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$88,714	$—	$88,714
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(207,331)	—	(207,331)
Total Forward Contracts	$—	$(118,617)	$—	$(118,617)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$91,334	$—	$—	$91,334
Futures Contracts (Unrealized Depreciation)	(2,925,914)	—	—	(2,925,914)
Total Futures Contracts	$(2,834,580)	$—	$—	$(2,834,580)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,323,185	$—	$5,323,185
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(57,004,019)	—	(57,004,019)
Total Centrally Cleared Swap Contracts	$—	$(51,680,834)	$—	$(51,680,834)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(2,428,090)	$—	$(2,428,090)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,609,749,920
Affiliated investments at value (c) (d)	2,260,307,746
Cash	6,790,000
Cash denominated in foreign currencies (e)	19,106,359
Cash collateral (f)	83,691,573
Unrealized appreciation on forward foreign currency exchange contracts	88,714
Receivable for:
Affiliated investments sold	47,473,374
Interest	902,585
Variation margin on futures contracts	674,624
Variation margin on centrally cleared swap contracts	1,488,528
Prepaid expenses	17,804

Total Assets	5,030,291,227
Liabilities
OTC swap contracts at market value	2,428,090
Unrealized depreciation on forward foreign currency exchange contracts	207,331
Collateral for securities loaned	758,964,140
Payables for:
Fund shares redeemed	2,047,779
Interest on OTC swap contracts	642,296
Accrued Expenses:
Management fees	2,266,795
Distribution and service fees	926,804
Deferred trustees’ fees	149,475
Other expenses	373,336

Total Liabilities	768,006,046

Net Assets	$4,262,285,181

Net Assets Consist of:
Paid in surplus	$4,542,338,060
Distributable earnings (Accumulated losses)	(280,052,879)

Net Assets	$4,262,285,181

Net Assets
Class B	$4,262,285,181
Capital Shares Outstanding*
Class B	519,450,342
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,563,398,810.
(b)	Includes securities loaned at value of $508,940,516.
(c)	Identified cost of affiliated investments was $2,143,341,969.
(d)	Includes securities loaned at value of $230,343,877.
(e)	Identified cost of cash denominated in foreign currencies was $19,080,083.
(f)	Includes collateral of $10,439,000 for futures contracts, $6,200,573 for OTC swap contracts and $67,052,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying ETFs	$35,643,800
Dividends from affiliated investments	55,652,852
Interest	6,792,936
Securities lending income	2,338,371

Total investment income	100,427,959
Expenses
Management fees	32,258,603
Administration fees	212,081
Custodian and accounting fees	265,078
Distribution and service fees—Class B	12,176,386
Audit and tax services	69,211
Legal	51,082
Trustees’ fees and expenses	9,574
Shareholder reporting	109,541
Insurance	42,580
Miscellaneous	39,052

Total expenses	45,233,188
Less management fee waiver	(2,750,854)

Net expenses	42,482,334

Net Investment Income	57,945,625

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	74,117,752
Affiliated investments	(57,662,039)
Futures contracts	(37,321,266)
Swap contracts	(156,680,934)
Foreign currency transactions	(11,203,252)
Forward foreign currency transactions	4,381,907

Net realized gain (loss)	(184,367,832)

Net change in unrealized appreciation (depreciation) on:
Investments	(414,250,418)
Affiliated investments	(455,919,116)
Futures contracts	(8,740,427)
Swap contracts	(72,853,724)
Foreign currency transactions	(836,751)
Forward foreign currency transactions	(1,590,912)

Net change in unrealized appreciation (depreciation)	(954,191,348)

Net realized and unrealized gain (loss)	(1,138,559,180)

Net Increase (Decrease) in Net Assets From Operations	$(1,080,613,555)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$57,945,625	$57,199,663
Net realized gain (loss)	(184,367,832)	242,484,966
Net change in unrealized appreciation (depreciation)	(954,191,348)	264,351,046

Increase (decrease) in net assets from operations	(1,080,613,555)	564,035,675

From Distributions to Shareholders
Class B	(293,170,924)	(315,055,031)

Total distributions	(293,170,924)	(315,055,031)

Increase (decrease) in net assets from capital share transactions	(302,248,787)	(462,204,968)

Total increase (decrease) in net assets	(1,676,033,266)	(213,224,324)

Net Assets
Beginning of period	5,938,318,447	6,151,542,771

End of period	$4,262,285,181	$5,938,318,447

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	1,000,167	$8,665,951	1,123,743	$11,990,234
Reinvestments	35,194,589	293,170,924	30,293,753	315,055,031
Redemptions	(67,284,810)	(604,085,662)	(74,544,536)	(789,250,233)

Net increase (decrease)	(31,090,054)	$(302,248,787)	(43,127,040)	$(462,204,968)

Increase (decrease) derived from capital shares transactions		$(302,248,787)		$(462,204,968)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.79		$10.36	$11.10	$9.22	$10.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.10	0.09	0.18	0.11
Net realized and unrealized gain (loss)	(2.12)		0.90	0.25	1.72	(0.82)

Total income (loss) from investment operations	(2.01)		1.00	0.34	1.90	(0.71)

Less Distributions
Distributions from net investment income	(0.22)		(0.15)	(0.17)	(0.02)	(0.15)
Distributions from net realized capital gains	(0.35)		(0.42)	(0.91)	0.00	(0.76)

Total distributions	(0.57)		(0.57)	(1.08)	(0.02)	(0.91)

Net Asset Value, End of Period	$8.21		$10.79	$10.36	$11.10	$9.22

Total Return (%) (b)	(18.79	)(c)	9.79	4.31	20.63	(7.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.93		0.93	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (d) (e)	0.87		0.86	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.19		0.94	0.90	1.71	1.08
Portfolio turnover rate (%)	11		11	42	36	40
Net assets, end of period (in millions)	$4,262.3		$5,938.3	$6,151.5	$6,647.0	$6,256.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $290,587,059 in the Subsidiary, representing 5.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $38,933,508. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $335,788,079. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$5,323,185	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$57,004,019
			Unrealized depreciation on futures contracts (b) (c)	2,179
Equity	Unrealized appreciation on futures contracts (b) (c)	91,334	Unrealized depreciation on futures contracts (b) (c)	2,923,735
Commodity			OTC swap contracts at market value (d)	2,428,090
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	88,714	Unrealized depreciation on forward foreign currency exchange contracts	207,331

Total		$5,503,233		$62,565,354

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $642,296.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
UBS AG	$88,714	$(88,714)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$2,444,656	$—	$(2,444,656)	$—
UBS AG	190,765	(88,714)	—	102,051

	$2,635,421	$(88,714)	$(2,444,656)	$102,051

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$4,381,907	$4,381,907
Swap contracts	(234,968,629)	—	78,287,695	—	(156,680,934)
Futures contracts	52,406,767	(89,728,033)	—	—	(37,321,266)

	$(182,561,862)	$(89,728,033)	$78,287,695	$4,381,907	$(189,620,293)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,590,912)	$(1,590,912)
Swap contracts	(52,767,234)	—	(20,086,490)	—	(72,853,724)
Futures contracts	2,185,369	(10,925,796)	—	—	(8,740,427)

	$(50,581,865)	$(10,925,796)	$(20,086,490)	$(1,590,912)	$(83,185,063)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	333,980,220
Futures contracts long	355,770,272
Futures contracts short	(362,701,400)
Swap contracts	1,703,873,226

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$446,390,785	$0	$885,240,391

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$32,258,603	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.180%	First $100 million
0.130%	$100 million to $300 million
0.080%	$300 million to $600 million
0.055%	$600 million to $1 billion
0.030%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.100%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Consolidated Statement of Operations.

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held at December 31, 2022
iShares Core MSCI EAFE ETF	$1,291,355,000	$—	$—	$—	$(224,914,456)	$1,066,440,544	$28,832,459	17,301,112
iShares Core S&P 500 ETF	627,384,470	—	—	—	(122,033,441)	505,351,029	8,409,109	1,315,299
iShares Core U.S. Aggregate Bond ETF	931,739,730	377,632,779	(574,112,377)	(76,159,928)	(57,142,632)	601,957,572	16,217,786	6,206,388
iShares U.S. Real Estate ETF	130,903,020	68,758,006	(79,771,727)	18,497,889	(51,828,587)	86,558,601	2,193,498	1,028,134

	$2,981,382,220	$446,390,785	$(653,884,104)	$(57,662,039)	$(455,919,116)	$2,260,307,746	$55,652,852

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$4,992,493,470

Gross unrealized appreciation	587,850,532
Gross unrealized (depreciation)	(764,395,260)

Net unrealized appreciation (depreciation)	$(176,544,728)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$113,451,823	$264,690,994	$179,719,101	$50,364,037	$293,170,924	$315,055,031

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$136,392,034	$—	$(176,523,568)	$(239,771,867)	$(279,903,401)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $239,771,867.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock Global Tactical Strategies Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-26

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2022 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2022. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the BlackRock High Yield Portfolio returned -10.17% and -10.33%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index¹, returned -11.18%.

MARKET ENVIRONMENT / CONDITIONS

After a tough year for High Yield (“HY”) amid broader market weakness, the asset class ended 2022 on a relatively high note. Risk assets rallied starting in mid-October on optimism surrounding inflation and U.S. Federal Reserve (the “Fed”) policy, punctuated by a better-than-expected Consumer Price Index print in December. That said, a decidedly hawkish tone from the Fed after their 0.50% Fed funds target rate hike in December dampened that rally a bit heading into year end. HY generated returns of 4.17% in the fourth quarter, outpacing Investment Grade (“IG”) and loans, but lagged the equity markets as measured by the S&P 500 Index by -3.37% on a total return basis. Single B rated bonds posted the best fourth quarter of any HY ratings segment at 4.94% (-10.19% for the full year) followed by BB rated bonds at 4.30% (-10.67% for the full year) and CCC rated bonds at 0.51% (-16.29% for the full year). Excess returns favored B rated bonds in the fourth quarter as well, with gains of 4.93%. BB rated bonds gained 4.31%, and CCC rated bonds gained 0.52% through this lens. BB rated bonds experienced losses of -2.24%, B rated bonds at -3.75%, and CCC rated bonds at -10.51% on an excess return basis in 2022. Nearly every sector ended the year lower with the exceptions of oil field equipment & services and refining, seeing gains of 4.12% and 2.67% respectively. Meanwhile, pharmaceuticals suffered the most at -24.39%. The difference between the best and worst performing sectors speaks to the significant sectoral dispersion we saw over the course of the year.

2022 was drastically quieter for HY new issuance as borrowing costs increased and issuers had less reason to raise capital after the refinancing activity in 2020 and 2021. We saw the primary market reopen for selective issuers in the fourth quarter but still at a very dampened level, with only $16.3 billion of gross issuance. As such, 2022’s issuance was notably muted at only $103 billion, after $431 billion of issuance in 2020 and $457 billion in 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s asset allocation proved an important driver of relative returns in 2022. Bank Loan allocation was a strong contributor this year as the floating rate nature and lack of duration in the asset class helped achieve strong outperformance relative to other risk assets. Allocation to IG bonds also contributed as we took advantage of compelling opportunities in the lower-rated end of the IG market compared to higher quality HY.

Sector allocation was also a positive driver for the Portfolio’s performance for the period. Underweights to retailers and media & entertainment were notable through this lens. Underweights to some of the sectors that faced the most pressure this year such as health care and pharmaceuticals also boosted performance. On the other hand, an overweight to wirelines and an underweight to gaming detracted from performance.

Relative performance between ratings buckets notably fluctuated widely throughout this particularly volatile year. Our overall ratings positioning was a contributor this year, with our BB rated bond underweight serving as the largest contributor. Our Single B rated bond overweight was also a contributor this year, while our CCC rated bond overweight detracted from performance.

The Portfolio’s broad themes remained generally consistent throughout the year. We have maintained a relatively consistent underweight to BB rated bonds versus the benchmark Index while maintaining overweight allocations to B rated bonds and CCC rated bonds. As always, we contextualize this CCC rated bond overweight from a yield perspective. At period end, relative to the benchmark Index, we maintain an underweight to the 14%+ yield bucket where the largest concentration of stressed issuers trade today. We continue to assess companies facing headwinds and will address each situation as such. The Portfolio also ended the period maintaining a consistent underweight to BB rated bonds. We have increased exposure to BBB rated bonds that we believe were attractive relative value opportunities.

At the end of the period, the Portfolio continued to maintain a tactical position to liquid high yield index securities like the credit default swap index (CDX) or exchange-traded funds as an efficient means of portfolio management. All derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio’s top sector overweights were to the information technology, cable & satellite, and wirelines sectors and sub-sectors. The Portfolio’s largest sub-sector underweights included media & entertainment, retailers, and automotive.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $150 million. It limits issue exposure to a 2% maximum.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	–10.17	2.75	4.45
Class B	–10.33	2.49	4.18
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	–11.18	2.30	4.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
Corporate Bonds & Notes	85.4
Floating Rate Loans	10.7
Convertible Bonds	0.5
Common Stocks	0.5
Purchased Options	0.1

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.65%	$1,000.00	$1,034.60	$3.33
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B(a)	Actual	0.90%	$1,000.00	$1,033.70	$4.61
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—85.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—1.3%
Clear Channel International B.V. 6.625%, 08/01/25 (144A) (a)	809,000	$771,951
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/27 (144A)	3,386,000	2,933,969
7.500%, 06/01/29 (144A) (a)	3,215,000	2,360,678
7.750%, 04/15/28 (144A) (a)	2,235,000	1,631,571
CMG Media Corp. 8.875%, 12/15/27 (144A)	1,228,000	924,316
Lamar Media Corp. 3.750%, 02/15/28	107,000	95,776
4.000%, 02/15/30 (a)	132,000	115,368
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.250%, 01/15/29 (144A)	517,000	428,970
4.625%, 03/15/30 (144A)	214,000	177,047
5.000%, 08/15/27 (144A) (a)	834,000	750,806
Stagwell Global LLC 5.625%, 08/15/29 (144A)	275,000	226,759
Summer BC Holdco B Sarl 5.750%, 10/31/26 (EUR)	100,000	90,052

		10,507,263

Aerospace/Defense—3.8%
Boeing Co. (The) 3.625%, 02/01/31 (a)	254,000	222,546
5.150%, 05/01/30 (a)	2,561,000	2,498,612
5.805%, 05/01/50	873,000	809,425
5.930%, 05/01/60	870,000	792,521
Bombardier, Inc. 6.000%, 02/15/28 (144A)	1,515,000	1,400,951
7.125%, 06/15/26 (144A)	1,681,000	1,630,930
7.450%, 05/01/34 (144A)	374,000	374,000
7.500%, 03/15/25 (144A)	60,000	59,419
7.875%, 04/15/27 (144A) (a)	1,417,000	1,374,456
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, 08/15/26 (144A) (a)	664,000	542,820
Howmet Aerospace, Inc. 5.125%, 10/01/24 (a)	31,000	30,654
Rolls-Royce plc 5.750%, 10/15/27 (144A) (a)	2,764,000	2,632,710
Spirit AeroSystems, Inc. 7.500%, 04/15/25 (144A)	88,000	86,958
9.375%, 11/30/29	1,205,000	1,268,504
TransDigm, Inc. 4.625%, 01/15/29 (a)	1,579,000	1,388,367
4.875%, 05/01/29	775,000	675,994
6.250%, 03/15/26 (144A)	11,442,000	11,283,986
6.375%, 06/15/26	96,000	93,404
7.500%, 03/15/27	277,000	274,066
8.000%, 12/15/25 (144A)	1,955,000	1,983,914
Triumph Group, Inc. 8.875%, 06/01/24 (144A)	2,031,000	2,066,542

		31,490,779

Agriculture—0.1%
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A)	1,166,000	1,139,765

Airlines—1.9%
Air Canada 3.875%, 08/15/26 (144A)	968,000	$857,389
Air France-KLM 3.875%, 07/01/26 (EUR)	100,000	95,780
Allegiant Travel Co. 7.250%, 08/15/27 (144A)	303,000	288,202
American Airlines, Inc. 11.750%, 07/15/25 (144A) (a)	2,016,000	2,162,360
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A) (a)	395,747	380,569
5.750%, 04/20/29 (144A)	2,941,460	2,688,365
Delta Air Lines, Inc. 7.000%, 05/01/25 (144A) (a)	248,000	253,441
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.750%, 10/20/28 (144A)	298,958	281,013
Deutsche Lufthansa AG 2.000%, 07/14/24 (EUR)	100,000	102,457
3.500%, 07/14/29 (EUR)	100,000	90,584
3.750%, 02/11/28 (EUR)	100,000	95,002
Finnair Oyj 4.250%, 05/19/25 (EUR)	100,000	78,349
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	939,000	849,795
International Consolidated Airlines Group S.A. 3.750%, 03/25/29 (EUR)	100,000	81,889
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	1,780,650	1,770,326
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) (a)	542,401	545,013
United Airlines Pass-Through Trust 4.875%, 01/15/26	95,250	90,619
5.875%, 10/15/27	1,534,134	1,512,573
United Airlines, Inc. 4.375%, 04/15/26 (144A)	1,514,000	1,403,366
4.625%, 04/15/29 (144A)	1,856,000	1,616,011

		15,243,103

Apparel—0.1%
Crocs, Inc. 4.125%, 08/15/31 (144A)	898,000	731,825
4.250%, 03/15/29 (144A)	45,000	38,120
Kontoor Brands, Inc. 4.125%, 11/15/29 (144A)	269,000	219,534
Levi Strauss & Co. 3.500%, 03/01/31 (144A)	302,000	239,694

		1,229,173

Auto Manufacturers—1.3%
Ford Motor Co. 3.250%, 02/12/32 (a)	1,094,000	820,436
4.346%, 12/08/26 (a)	128,000	121,388
6.100%, 08/19/32 (a)	481,000	444,135
Ford Motor Credit Co. LLC 2.700%, 08/10/26	800,000	694,720

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC 2.900%, 02/16/28	733,000	$605,399
2.900%, 02/10/29 (a)	200,000	159,752
3.375%, 11/13/25	206,000	186,227
3.625%, 06/17/31	1,063,000	835,048
3.810%, 01/09/24	987,000	959,885
4.000%, 11/13/30 (a)	620,000	508,921
4.125%, 08/17/27	400,000	358,000
4.134%, 08/04/25	217,000	203,110
4.271%, 01/09/27	210,000	189,940
4.389%, 01/08/26	200,000	186,292
4.687%, 06/09/25	200,000	190,293
4.950%, 05/28/27	692,000	645,567
5.125%, 06/16/25	928,000	892,125
General Motors Co. 5.200%, 04/01/45	375,000	304,789
5.400%, 10/15/29	427,000	407,485
5.400%, 04/01/48	301,000	246,014
5.600%, 10/15/32	254,000	235,965
5.950%, 04/01/49 (a)	299,000	260,583
General Motors Financial Co., Inc. 5.700%, 5Y H15 + 4.997%, 09/30/30 (b)	270,000	228,521
Jaguar Land Rover Automotive plc 4.500%, 07/15/28 (EUR)	100,000	80,837
RCI Banque S.A. 2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	200,000	190,232
Renault S.A. 2.375%, 05/25/26 (EUR)	100,000	96,156
Wabash National Corp. 4.500%, 10/15/28 (144A)	546,000	464,966

		10,516,786

Auto Parts & Equipment—1.3%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	100,000	102,139
Clarios Global L.P. 6.750%, 05/15/25 (144A)	1,142,000	1,144,640
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,220,000	1,192,552
8.500%, 05/15/27 (144A) (a)	6,580,000	6,425,347
Dealer Tire LLC / DT Issuer LLC 8.000%, 02/01/28 (144A) (a)	392,000	344,910
Faurecia SE 2.750%, 02/15/27 (EUR)	100,000	90,068
3.750%, 06/15/28 (EUR)	100,000	90,774
Goodyear Tire & Rubber Co. (The) 5.000%, 07/15/29 (a)	234,000	195,191
5.625%, 04/30/33	12,000	9,796
9.500%, 05/31/25	444,000	456,211
Grupo Antolin-Irausa S.A. 3.375%, 04/30/26 (EUR)	122,000	105,782
IHO Verwaltungs GmbH 3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	90,952
Titan International, Inc. 7.000%, 04/30/28	150,000	141,618
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	100,000	87,263
3.000%, 09/21/25 (EUR)	100,000	98,349
3.750%, 09/21/28 (EUR)	100,000	89,732

		10,665,324

Banks—1.5%
AIB Group plc 5.250%, 5Y EUR Swap + 5.702%, 10/09/24 (EUR) (b)	200,000	$196,338
Banco BPM S.p.A. 2.875%, 5Y EUR Swap + 3.170%, 06/29/31 (EUR) (b)	200,000	177,164
5.000%, 5Y EUR Swap + 5.419%, 09/14/30 (EUR) (b)	100,000	103,483
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR)(d)	400,000	51,382
4.750%, 01/15/18 (EUR)(d)	1,000,000	128,454
Bank of America Corp. 6.204%, SOFR + 1.990%, 11/10/28 (b)	1,020,000	1,053,121
Bank of Cyprus Pcl 2.500%, 1Y EUR Swap + 2.785%, 06/24/27 (EUR) (b)	100,000	87,657
Barclays plc 8.000%, 5Y H15 + 5.431%, 03/15/29 (b)	495,000	462,825
BNP Paribas S.A. 6.875%, 5Y EUR Swap + 4.645%, 12/06/29 (EUR) (b)	200,000	211,414
Citigroup, Inc. 4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	370,000	322,314
4.150%, 5Y H15 + 3.000%, 11/15/26 (b)	10,000	8,164
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (b)	231,000	180,533
Deutsche Bank AG 4.000%, 5Y EURIBOR ICE Swap + 3.300%, 06/24/32 (EUR) (b)	100,000	94,707
First-Citizens Bank & Trust Co. 6.000%, 04/01/36	1,604,000	1,542,220
Goldman Sachs Group, Inc. (The) 4.950%, 5Y H15 + 3.224%, 02/10/25 (a)(b)	1,490,000	1,355,877
HSBC Holdings plc 7.390%, SOFR + 3.350%, 11/03/28 (b)	690,000	725,156
Intesa Sanpaolo S.p.A. 4.198%, 1Y H15 + 2.600%, 06/01/32 (144A) (b)	415,000	304,904
4.950%, 1Y H15 + 2.750%, 06/01/42 (144A) (b)	305,000	195,855
5.148%, 06/10/30 (GBP)	100,000	98,364
5.710%, 01/15/26 (144A) (a)	300,000	288,300
JPMorgan Chase & Co. 4.600%, SOFR + 3.125%, 02/01/25 (b)	539,000	474,994
5.000%, SOFR + 3.380%, 08/01/24 (b)	1,401,000	1,281,818
5.717%, SOFR + 2.580%, 09/14/33 (b)	516,000	503,644
PNC Financial Services Group, Inc. (The) 6.200%, 5Y H15 + 3.238%, 09/15/27 (b)	780,000	762,255
Toronto-Dominion Bank (The) 8.125%, 10/31/82	804,000	836,160
Wells Fargo & Co. 3.900%, 5Y H15 + 3.453%, 03/15/26 (b)	890,000	778,986

		12,226,089

Biotechnology—0.0%
Cidron Aida Finco S.a.r.l 5.000%, 04/01/28 (EUR)	100,000	91,256
6.250%, 04/01/28 (GBP)	100,000	97,925

		189,181

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.8%
Camelot Return Merger Sub, Inc. 8.750%, 08/01/28 (144A)	555,000	$509,285
HT Troplast GmbH 9.250%, 07/15/25 (EUR)	100,000	97,079
JELD-WEN, Inc. 6.250%, 05/15/25 (144A)	326,000	304,922
Masonite International Corp. 3.500%, 02/15/30 (144A) (a)	574,000	464,324
5.375%, 02/01/28 (144A)	180,000	166,430
New Enterprise Stone & Lime Co., Inc. 5.250%, 07/15/28 (144A) (a)	222,000	197,129
9.750%, 07/15/28 (144A)	284,000	262,399
PCF GmbH 4.750%, 04/15/26 (EUR)	100,000	88,419
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A)	2,052,000	1,835,924
Standard Industries, Inc. 2.250%, 11/21/26 (EUR)	100,000	90,989
3.375%, 01/15/31 (144A)	633,000	476,335
4.375%, 07/15/30 (144A)	1,529,000	1,246,020
4.750%, 01/15/28 (144A)	77,000	69,291
5.000%, 02/15/27 (144A)	93,000	85,814
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	382,000	355,652

		6,250,012

Chemicals—2.1%
Ashland LLC 3.375%, 09/01/31 (144A)	788,000	629,825
Avient Corp. 7.125%, 08/01/30 (144A) (a)	438,000	428,159
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	200,000	204,632
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A) (a)	900,000	742,649
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/27 (144A)	631,000	583,296
Celanese U.S. Holdings LLC 6.165%, 07/15/27	570,000	562,206
Chemours Co. (The) 5.750%, 11/15/28 (144A) (a)	257,000	230,845
Diamond BC B.V. 4.625%, 10/01/29 (144A)	1,562,000	1,253,505
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	4,672,000	3,971,200
FIS—Fabbrica Italiana Sintetici S.p.A. 5.625%, 08/01/27 (EUR)	167,000	141,742
HB Fuller Co. 4.250%, 10/15/28	257,000	227,445
Herens Holdco Sarl 4.750%, 05/15/28 (144A)	1,553,000	1,160,728
Herens Midco Sarl 5.250%, 05/15/29 (EUR)	100,000	73,931
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/28 (144A)	973,000	814,621
Ingevity Corp. 3.875%, 11/01/28 (144A)	191,000	164,234

Chemicals—(Continued)
Kobe U.S. Midco 2, Inc. 9.250%, 10.000% PIK, 11/01/26 (144A) (c)	720,000	504,000
LSF11 A5 HoldCo LLC 6.625%, 10/15/29 (144A)	312,000	257,747
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	365,000	325,069
Monitchem HoldCo 3 S.A. 5.250%, 03/15/25 (EUR)	100,000	102,619
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	161,000	155,767
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/26 (144A)	662,000	561,045
SK Invictus Intermediate II S.a.r.l. 5.000%, 10/30/29 (144A)	1,524,000	1,249,680
WR Grace Holdings LLC 4.875%, 06/15/27 (144A)	333,000	295,081
5.625%, 08/15/29 (144A)	3,107,000	2,508,188

		17,148,214

Commercial Services—4.9%
ADT Security Corp. (The) 4.125%, 08/01/29 (144A)	75,000	63,784
4.875%, 07/15/32 (144A)	121,000	102,829
Albion Financing 1 Sarl / Aggreko Holdings, Inc. 6.125%, 10/15/26 (144A)	481,000	428,961
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.000%, 06/01/29 (144A) (a)	3,818,000	2,770,950
6.625%, 07/15/26 (144A)	2,302,000	2,106,330
9.750%, 07/15/27 (144A)	436,000	379,320
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 4.625%, 06/01/28 (144A) (a)	3,828,000	3,136,662
AMN Healthcare, Inc. 4.000%, 04/15/29 (144A)	212,000	181,417
APi Group DE, Inc. 4.125%, 07/15/29 (144A)	352,000	291,745
4.750%, 10/15/29 (144A)	276,000	239,252
APX Group, Inc. 5.750%, 07/15/29 (144A)	718,000	594,638
6.750%, 02/15/27 (144A)	590,000	567,904
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.375%, 03/01/29 (144A) (a)	90,000	76,989
BCP V Modular Services Finance II plc 4.750%, 11/30/28 (EUR)	200,000	178,765
6.125%, 11/30/28 (GBP)	100,000	100,978
Block, Inc. 3.500%, 06/01/31	3,617,000	2,886,095
Brink’s Co. (The) 5.500%, 07/15/25 (144A)	100,000	98,183
CoreLogic, Inc. 4.500%, 05/01/28 (144A)	1,030,000	790,216
Garda World Security Corp. 4.625%, 02/15/27 (144A)	296,000	261,362
Gartner, Inc. 3.625%, 06/15/29 (144A)	266,000	233,740

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Gartner, Inc. 3.750%, 10/01/30 (144A) (a)	364,000	$313,756
4.500%, 07/01/28 (144A)	186,000	173,413
Global Payments, Inc. 2.900%, 05/15/30 (a)	544,000	445,736
4.950%, 08/15/27	195,000	189,151
5.400%, 08/15/32 (a)	1,137,000	1,082,823
5.950%, 08/15/52	1,287,000	1,163,655
Graham Holdings Co. 5.750%, 06/01/26 (144A)	80,000	78,608
HealthEquity, Inc. 4.500%, 10/01/29 (144A) (a)	1,252,000	1,094,123
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	672,000	626,808
Hertz Corp. (The) 4.625%, 12/01/26 (144A)	346,000	289,775
5.000%, 12/01/29 (144A)	271,000	205,581
La Financiere Atalian SASU 5.125%, 05/15/25 (EUR)	200,000	146,211
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A)	561,000	499,290
Loxam SAS 3.750%, 07/15/26 (EUR)	100,000	96,203
4.500%, 02/15/27 (EUR)	101,000	98,481
Metis Merger Sub LLC 6.500%, 05/15/29 (144A)	330,000	277,029
MPH Acquisition Holdings LLC 5.500%, 09/01/28 (144A) (a)	590,000	460,259
Neptune Bidco US, Inc. 9.290%, 04/15/29 (144A)	558,000	525,915
Nesco Holdings II, Inc. 5.500%, 04/15/29 (144A)	593,000	518,875
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.750%, 04/15/26 (144A)	348,000	334,950
6.250%, 01/15/28 (144A)	652,000	593,424
Rekeep S.p.A. 7.250%, 02/01/26 (EUR)	100,000	88,979
Sabre GLBL, Inc. 7.375%, 09/01/25 (144A) (a)	535,000	514,156
9.250%, 04/15/25 (144A)	650,000	647,483
11.250%, 12/15/27 (144A)	233,000	239,926
Service Corp. International 4.000%, 05/15/31	1,141,000	960,980
5.125%, 06/01/29 (a)	52,000	48,751
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A)	1,272,000	1,201,773
Sotheby’s 7.375%, 10/15/27 (144A) (a)	2,221,000	2,082,475
Sotheby’s/Bidfair Holdings, Inc. 5.875%, 06/01/29 (144A)	1,022,000	858,174
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	87,920	88,267
Techem Verwaltungsgesellschaft 675 mbH 2.000%, 07/15/25 (EUR)	100,000	98,080
United Rentals North America, Inc. 4.875%, 01/15/28	23,000	21,796

Commercial Services—(Continued)
United Rentals North America, Inc. 6.000%, 12/15/29	3,925,000	3,900,469
Verisure Holding AB 3.250%, 02/15/27 (EUR)	148,000	136,760
3.875%, 07/15/26 (EUR)	100,000	96,610
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,419,000	3,349,628
Williams Scotsman International, Inc. 4.625%, 08/15/28 (144A)	505,000	455,762
6.125%, 06/15/25 (144A)	645,000	638,550

		40,132,805

Computers—0.9%
Ahead DB Holdings LLC 6.625%, 05/01/28 (144A)	382,000	307,032
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	519,000	459,815
4.000%, 07/01/29 (144A) (a)	1,023,000	900,387
CA Magnum Holdings 5.375%, 10/31/26 (144A)	1,661,000	1,513,550
Condor Merger Sub, Inc. 7.375%, 02/15/30 (144A) (a)	2,225,000	1,788,969
KBR, Inc. 4.750%, 09/30/28 (144A)	437,000	386,008
NCR Corp. 5.000%, 10/01/28 (144A)	569,000	485,092
5.125%, 04/15/29 (144A)	359,000	300,240
6.125%, 09/01/29 (144A)	318,000	297,347
Science Applications International Corp. 4.875%, 04/01/28 (144A)	344,000	318,199
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 5.750%, 06/01/25 (144A) (a)	322,000	322,553

		7,079,192

Cosmetics/Personal Care—0.0%
Coty, Inc. 3.875%, 04/15/26 (EUR)	137,000	136,164
4.750%, 01/15/29 (144A)	45,000	40,725

		176,889

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/29 (144A)	166,000	135,697
4.000%, 01/15/28 (144A)	100,000	89,220
BCPE Empire Holdings, Inc. 7.625%, 05/01/27 (144A)	337,000	302,215
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	98,000	83,475
Resideo Funding, Inc. 4.000%, 09/01/29 (144A)	159,000	128,559

		739,166

Diversified Financial Services—2.4%
AG TTMT Escrow Issuer LLC 8.625%, 09/30/27 (144A)	390,000	391,950
American Express Co. 3.550%, 5Y H15 + 2.854%, 09/15/26 (b)	1,985,000	1,630,677

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Aretec Escrow Issuer, Inc. 7.500%, 04/01/29 (144A)	285,000	$235,191
Blackstone Holdings Finance Co. LLC 5.900%, 11/03/27 (a)	750,000	755,616
6.200%, 04/22/33	846,000	852,774
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (b)	2,010,000	1,602,875
Discover Financial Services 6.700%, 11/29/32	215,000	218,542
doValue S.p.A. 3.375%, 07/31/26 (EUR)	100,000	93,855
5.000%, 08/04/25 (EUR)	100,000	102,496
Enact Holdings, Inc. 6.500%, 08/15/25 (144A)	989,000	970,565
Encore Capital Group, Inc. 4.875%, 10/15/25 (EUR)	100,000	100,218
Garfunkelux Holdco 3 S.A. 7.750%, 11/01/25 (GBP)	200,000	187,864
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	762,226	647,892
Home Point Capital, Inc. 5.000%, 02/01/26 (144A) (a)	469,000	324,309
Intrum AB 3.500%, 07/15/26 (EUR)	101,000	90,412
9.250%, 03/15/28 (EUR)	100,000	105,707
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.000%, 08/15/28 (144A)	880,000	717,842
Kane Bidco, Ltd. 6.500%, 02/15/27 (GBP)	100,000	100,343
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	21,677
4.750%, 01/16/14 (EUR)(d)	2,140,000	10,308
5.375%, 10/17/12 (EUR)(d)	350,000	1,686
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/30 (144A)	208,000	160,646
5.750%, 11/15/31 (144A)	315,000	244,913
6.000%, 01/15/27 (144A)	594,000	531,630
Navient Corp. 5.500%, 03/15/29 (a)	573,000	467,568
5.875%, 10/25/24	149,000	144,165
7.250%, 09/25/23	131,000	130,893
NFP Corp. 4.875%, 08/15/28 (144A)	1,488,000	1,266,728
6.875%, 08/15/28 (144A)	4,611,000	3,800,750
7.500%, 10/01/30 (144A)	283,000	266,129
OneMain Finance Corp. 3.500%, 01/15/27 (a)	306,000	253,359
4.000%, 09/15/30	303,000	226,080
5.375%, 11/15/29	324,000	265,000
6.625%, 01/15/28	474,000	436,473
6.875%, 03/15/25	185,000	177,725
7.125%, 03/15/26	547,000	520,131
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, 10/15/26 (144A)	1,196,000	1,025,166
SLM Corp. 3.125%, 11/02/26	481,000	409,066

Diversified Financial Services—(Continued)
VistaJet Malta Finance plc / XO Management Holding, Inc. 6.375%, 02/01/30 (144A)	457,000	366,434

		19,855,655

Electric—1.3%
Calpine Corp. 4.625%, 02/01/29 (144A)	54,000	46,335
5.000%, 02/01/31 (144A)	52,000	43,623
5.125%, 03/15/28 (144A)	1,323,000	1,180,503
5.250%, 06/01/26 (144A)	27,000	25,718
Clearway Energy Operating LLC 3.750%, 01/15/32 (144A)	709,000	569,912
4.750%, 03/15/28 (144A) (a)	541,000	499,314
Edison International 5.000%, 5Y H15 + 3.901%, 12/15/26 (b)	480,000	401,256
5.375%, 5Y H15 + 4.698%, 03/15/26 (a) (b)	1,100,000	900,229
6.950%, 11/15/29	250,000	261,070
EDP—Energias de Portugal S.A. 1.875%, 5Y EUR Swap + 2.380%, 08/02/81 (EUR) (b)	100,000	91,256
Electricite de France S.A.
2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	174,787
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	174,580
FirstEnergy Corp. 2.250%, 09/01/30	51,000	40,479
2.650%, 03/01/30	208,000	169,591
3.400%, 03/01/50	2,390,000	1,576,922
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	403,000	326,087
5.450%, 07/15/44 (144A)	1,075,000	999,993
Naturgy Finance B.V. 2.374%, 5Y EUR Swap + 2.437%, 11/23/26 (EUR) (b)	100,000	92,779
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	12,000	11,156
NRG Energy, Inc. 3.625%, 02/15/31 (144A)	815,000	619,561
3.875%, 02/15/32 (144A)	387,000	290,656
5.250%, 06/15/29 (144A)	96,000	84,743
5.750%, 01/15/28	168,000	157,697
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc. 4.500%, 08/15/28 (144A)	528,000	473,423
TransAlta Corp. 7.750%, 11/15/29	280,000	285,959
Vistra Corp. 7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (b)	657,000	597,826
Vistra Operations Co. LLC 4.375%, 05/01/29 (144A) (a)	171,000	147,336
5.000%, 07/31/27 (144A)	47,000	43,620
5.500%, 09/01/26 (144A)	47,000	45,281

		10,331,692

Electrical Components & Equipment—0.2%
WESCO Distribution, Inc. 7.125%, 06/15/25 (144A)	400,000	405,005
7.250%, 06/15/28 (144A)	1,417,000	1,435,384

		1,840,389

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.7%
Coherent Corp. 5.000%, 12/15/29 (144A) (a)	2,269,000	$1,956,854
Imola Merger Corp. 4.750%, 05/15/29 (144A)	786,000	681,944
Sensata Technologies B.V. 4.000%, 04/15/29 (144A) (a)	680,000	586,500
5.625%, 11/01/24 (144A)	161,000	159,451
5.875%, 09/01/30 (144A)	639,000	605,596
Sensata Technologies, Inc. 3.750%, 02/15/31 (144A)	181,000	148,898
4.375%, 02/15/30 (144A)	1,629,000	1,418,052

		5,557,295

Energy-Alternate Sources—0.0%
Cullinan Holdco Scsp 4.625%, 10/15/26 (EUR)	100,000	93,473
TerraForm Power Operating LLC 4.750%, 01/15/30 (144A)	195,000	169,650

		263,123

Engineering & Construction—0.2%
Abertis Infraestructuras Finance B.V. 3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	100,000	90,346
Arcosa, Inc. 4.375%, 04/15/29 (144A)	953,000	826,423
Dycom Industries, Inc. 4.500%, 04/15/29 (144A) (a)	304,000	264,600
Heathrow Finance plc 4.125%, 09/01/29 (GBP) (e)	100,000	90,067
MasTec, Inc. 4.500%, 08/15/28 (144A)	377,000	337,675
Vantage Towers AG Zero Coupon, 03/31/25 (EUR)	100,000	101,928

		1,711,039

Entertainment—3.6%
Boyne USA, Inc. 4.750%, 05/15/29 (144A)	908,000	803,620
Caesars Entertainment, Inc. 4.625%, 10/15/29 (144A) (a)	2,638,000	2,146,831
6.250%, 07/01/25 (144A)	2,967,000	2,882,961
8.125%, 07/01/27 (144A) (a)	1,910,000	1,876,670
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A) (a)	691,000	676,424
CCM Merger, Inc. 6.375%, 05/01/26 (144A)	400,000	376,928
CDI Escrow Issuer, Inc. 5.750%, 04/01/30 (144A)	2,093,000	1,876,226
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.500%, 05/01/25 (144A)	1,257,000	1,243,320
6.500%, 10/01/28	122,000	118,035
Churchill Downs, Inc. 4.750%, 01/15/28 (144A)	632,000	565,558
5.500%, 04/01/27 (144A)	384,000	363,861

Entertainment—(Continued)
Cirsa Finance International Sarl 4.500%, 03/15/27 (EUR)	100,000	92,048
6.250%, 12/20/23 (EUR)	24,133	25,584
CPUK Finance, Ltd. 4.875%, 02/28/47 (GBP)	100,000	111,194
Lions Gate Capital Holdings LLC 5.500%, 04/15/29 (144A)	2,139,000	1,240,186
Live Nation Entertainment, Inc. 3.750%, 01/15/28 (144A)	429,000	365,541
4.750%, 10/15/27 (144A) (a)	629,000	560,014
4.875%, 11/01/24 (144A)	76,000	73,587
6.500%, 05/15/27 (144A)	3,361,000	3,288,907
Lottomatica S.p.A. 6.250%, 07/15/25 (EUR)	100,000	104,021
Merlin Entertainments, Ltd. 5.750%, 06/15/26 (144A)	600,000	561,743
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	599,000	509,668
Motion Bondco DAC 6.625%, 11/15/27 (144A)	297,000	255,286
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.625%, 09/01/29 (144A)	307,000	226,382
5.875%, 09/01/31 (144A)	315,000	222,831
Raptor Acquisition Corp / Raptor Co-Issuer LLC 4.875%, 11/01/26 (144A)	471,000	418,437
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	296,000	282,357
7.250%, 11/15/29 (144A)	290,000	278,400
8.625%, 07/01/25 (144A)	435,000	443,788
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	692,000	696,714
Vail Resorts, Inc. 6.250%, 05/15/25 (144A)	333,000	333,000
Warnermedia Holdings, Inc. 5.141%, 03/15/52 (144A)	3,483,000	2,532,024
5.391%, 03/15/62 (144A) (a)	1,823,000	1,330,815
WMG Acquisition Corp. 2.250%, 08/15/31 (EUR)	100,000	83,617
3.875%, 07/15/30 (144A)	260,000	223,951
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	2,009,000	1,721,974
7.750%, 04/15/25 (144A)	452,000	449,494

		29,361,997

Environmental Control—0.8%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A)	402,000	372,836
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	438,000	358,840
5.000%, 09/01/30	257,000	207,537
GFL Environmental, Inc. 3.500%, 09/01/28 (144A)	76,000	66,816
3.750%, 08/01/25 (144A)	156,000	147,420
4.000%, 08/01/28 (144A)	1,378,000	1,178,190

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	233,000	$222,561
4.375%, 08/15/29 (144A) (a)	526,000	445,759
4.750%, 06/15/29 (144A)	1,247,000	1,091,437
5.125%, 12/15/26 (144A) (a)	347,000	331,839
Madison IAQ LLC 5.875%, 06/30/29 (144A)	800,000	548,319
Stericycle, Inc. 3.875%, 01/15/29 (144A) (a)	344,000	300,140
Tervita Corp. 11.000%, 12/01/25 (144A)	167,000	179,536
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	1,392,000	1,229,275

		6,680,505

Food—2.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 3.250%, 03/15/26 (144A)	769,000	701,370
4.625%, 01/15/27 (144A) (a)	855,000	794,184
4.875%, 02/15/30 (144A) (a)	722,000	644,356
5.875%, 02/15/28 (144A)	568,000	539,986
Bellis Acquisition Co. plc 3.250%, 02/16/26 (GBP)	100,000	98,167
Casino Guichard Perrachon S.A. 3.992%, 5Y EURIBOR ICE Swap + 3.819%, 01/31/24 (EUR) (b)	100,000	18,654
Chobani LLC / Chobani Finance Corp., Inc. 4.625%, 11/15/28 (144A)	1,963,000	1,709,007
7.500%, 04/15/25 (144A) (a)	2,261,000	2,201,649
Darling Global Finance B.V. 3.625%, 05/15/26 (EUR)	100,000	103,834
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.750%, 12/01/31 (144A) (a)	815,000	665,774
Kraft Heinz Foods Co. 4.875%, 10/01/49	782,000	678,810
5.500%, 06/01/50	1,549,000	1,480,374
Lamb Weston Holdings, Inc. 4.125%, 01/31/30 (144A)	797,000	703,910
4.375%, 01/31/32 (144A)	1,011,000	883,311
4.875%, 05/15/28 (144A) (a)	333,000	315,518
Ocado Group plc 3.875%, 10/08/26 (GBP)	100,000	93,089
Performance Food Group, Inc. 4.250%, 08/01/29 (144A)	1,307,000	1,132,672
5.500%, 10/15/27 (144A)	111,000	104,691
Picard Groupe SAS 3.875%, 07/01/26 (EUR)	100,000	91,102
Pilgrim’s Pride Corp. 3.500%, 03/01/32 (144A)	479,000	374,817
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	118,000	99,198
4.625%, 04/15/30 (144A)	428,000	369,253
5.750%, 03/01/27 (144A)	2,000	1,934
Premier Foods Finance plc 3.500%, 10/15/26 (GBP)	100,000	105,783
Simmons Foods, Inc. 4.625%, 03/01/29 (144A)	838,000	682,176

Food—(Continued)
U.S. Foods, Inc. 4.625%, 06/01/30 (144A)	108,000	95,106
4.750%, 02/15/29 (144A)	1,051,000	933,204
6.250%, 04/15/25 (144A)	309,000	305,766
United Natural Foods, Inc. 6.750%, 10/15/28 (144A)	203,000	195,047

		16,122,742

Food Service—0.3%
Aramark International Finance Sarl 3.125%, 04/01/25 (EUR)	223,000	227,968
Aramark Services, Inc. 5.000%, 04/01/25 (144A)	404,000	394,218
5.000%, 02/01/28 (144A)	809,000	754,745
6.375%, 05/01/25 (144A)	782,000	772,389

		2,149,320

Healthcare-Products—0.7%
Avantor Funding, Inc. 3.875%, 07/15/28 (EUR)	100,000	98,321
3.875%, 11/01/29 (144A) (a)	785,000	659,204
4.625%, 07/15/28 (144A)	1,025,000	931,356
Garden Spinco Corp. 8.625%, 07/20/30 (144A)	536,000	568,160
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	1,398,000	1,126,732
5.250%, 10/01/29 (144A) (a)	2,380,000	1,890,363
Teleflex, Inc. 4.250%, 06/01/28 (144A)	341,000	311,285
4.625%, 11/15/27	58,000	55,279

		5,640,700

Healthcare-Services—2.7%
Acadia Healthcare Co., Inc. 5.000%, 04/15/29 (144A)	196,000	180,261
5.500%, 07/01/28 (144A)	246,000	233,331
AHP Health Partners, Inc. 5.750%, 07/15/29 (144A)	863,000	674,219
Cano Health LLC 6.250%, 10/01/28 (144A)	287,000	173,635
Catalent Pharma Solutions, Inc. 3.125%, 02/15/29 (144A)	705,000	561,339
3.500%, 04/01/30 (144A) (a)	506,000	399,532
5.000%, 07/15/27 (144A)	82,000	76,302
Centene Corp. 2.450%, 07/15/28	1,080,000	911,574
2.500%, 03/01/31	4,371,000	3,420,190
2.625%, 08/01/31 (a)	1,491,000	1,171,628
3.000%, 10/15/30	1,208,000	990,257
Charles River Laboratories International, Inc. 3.750%, 03/15/29 (144A)	88,000	77,827
4.000%, 03/15/31 (144A) (a)	155,000	134,075
4.250%, 05/01/28 (144A)	88,000	81,045
CHS/Community Health Systems, Inc. 4.750%, 02/15/31 (144A)	226,000	164,080

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
CHS/Community Health Systems, Inc. 5.250%, 05/15/30 (144A)	994,000	$749,513
5.625%, 03/15/27 (144A)	669,000	573,641
6.000%, 01/15/29 (144A)	1,321,000	1,104,990
Encompass Health Corp. 4.500%, 02/01/28	54,000	49,054
4.625%, 04/01/31	504,000	433,196
4.750%, 02/01/30	1,385,000	1,216,227
HCA, Inc. 4.625%, 03/15/52 (144A) (a)	810,000	630,419
IQVIA, Inc. 1.750%, 03/15/26 (EUR)	240,000	234,750
5.000%, 10/15/26 (144A)	299,000	285,500
Korian S.A. 4.125%, 03/15/24 (GBP)	100,000	91,125
Legacy LifePoint Health LLC 4.375%, 02/15/27 (144A)	95,000	80,353
6.750%, 04/15/25 (144A)	412,000	387,729
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A)	660,000	548,090
4.375%, 06/15/28 (144A)	403,000	367,774
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	875,000	862,539
10.000%, 04/15/27 (144A)	474,000	482,295
Syneos Health, Inc. 3.625%, 01/15/29 (144A)	431,000	343,225
Tenet Healthcare Corp. 4.250%, 06/01/29 (144A)	116,000	100,491
4.625%, 09/01/24 (144A)	336,000	326,342
4.625%, 06/15/28 (144A)	152,000	136,001
4.875%, 01/01/26 (144A)	1,391,000	1,315,389
5.125%, 11/01/27 (144A)	926,000	861,402
6.125%, 10/01/28 (144A)	746,000	667,909
6.125%, 06/15/30 (144A)	963,000	917,546
6.250%, 02/01/27 (144A)	492,000	472,571

		22,487,366

Home Builders—0.5%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.625%, 08/01/29 (144A)	270,000	216,197
4.625%, 04/01/30 (144A)	397,000	318,636
6.625%, 01/15/28 (144A)	145,000	127,574
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 4.875%, 02/15/30 (144A)	679,000	529,394
5.000%, 06/15/29 (144A)	548,000	428,191
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	245,467
K Hovnanian Enterprises, Inc. 7.750%, 02/15/26 (144A) (a)	540,000	518,400
10.000%, 11/15/25 (144A)	178,000	183,785
KB Home 7.250%, 07/15/30	178,000	172,961
Mattamy Group Corp. 4.625%, 03/01/30 (144A)	368,000	298,251
5.250%, 12/15/27 (144A)	310,000	274,918
Meritage Homes Corp. 5.125%, 06/06/27	129,000	121,287

Home Builders—(Continued)
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	88,000	76,229
5.875%, 06/15/27 (144A)	26,000	24,963
Tri Pointe Homes, Inc. 5.250%, 06/01/27 (a)	174,000	155,335
5.700%, 06/15/28	120,000	108,701
5.875%, 06/15/24	107,000	106,477

		3,906,766

Home Furnishings—0.1%
Tempur Sealy International, Inc. 3.875%, 10/15/31 (144A)	434,000	340,701
4.000%, 04/15/29 (144A)	528,000	443,604

		784,305

Household Products/Wares—0.1%
Central Garden & Pet Co. 4.125%, 10/15/30	389,000	319,526
4.125%, 04/30/31 (144A)	454,000	375,833
5.125%, 02/01/28	130,000	120,936
Spectrum Brands, Inc. 5.000%, 10/01/29 (144A)	118,000	102,120
5.500%, 07/15/30 (144A) (a)	113,000	99,726

		1,018,141

Housewares—0.2%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	877,000	752,571
Scotts Miracle-Gro Co. (The) 4.000%, 04/01/31	496,000	378,915
4.375%, 02/01/32	72,000	54,266
SWF Escrow Issuer, Inc. 6.500%, 10/01/29 (144A)	915,000	530,197

		1,715,949

Insurance—2.1%
Acrisure LLC / Acrisure Finance, Inc. 6.000%, 08/01/29 (144A)	616,000	503,414
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.250%, 10/15/27 (144A)	3,260,000	2,919,746
5.875%, 11/01/29 (144A)	3,136,000	2,579,046
6.750%, 10/15/27 (144A) (a)	6,539,000	5,877,646
AmWINS Group, Inc. 4.875%, 06/30/29 (144A) (a)	760,000	644,592
Ardonagh Midco 2 plc 11.500%, 12.750% PIK, 01/15/27 (144A) (a)(c)	256,170	243,361
Galaxy Bidco, Ltd. 6.500%, 07/31/26 (GBP)	100,000	102,398
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A)	584,000	559,402
HUB International, Ltd. 5.625%, 12/01/29 (144A) (a)	144,000	125,767
7.000%, 05/01/26 (144A) (a)	2,449,000	2,397,547
Jones Deslauriers Insurance Management, Inc. 10.500%, 12/15/30	704,000	693,337

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (b)	140,000	$131,879
MGIC Investment Corp. 5.250%, 08/15/28	332,000	306,132
Ryan Specialty Group LLC 4.375%, 02/01/30 (144A)	377,000	326,443

		17,410,710

Internet—1.7%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	1,260,000	1,004,850
ANGI Group LLC 3.875%, 08/15/28 (144A)	820,000	608,510
Arches Buyer, Inc. 4.250%, 06/01/28 (144A)	241,000	188,486
Cablevision Lightpath LLC 3.875%, 09/15/27 (144A)	359,000	295,868
5.625%, 09/15/28 (144A)	532,000	395,237
Gen Digital, Inc. 7.125%, 09/30/30 (144A)	611,000	600,307
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A) (a)	532,000	445,386
5.250%, 12/01/27 (144A)	172,000	162,791
Iliad S.A. 2.375%, 06/17/26 (EUR)	100,000	96,250
5.375%, 06/14/27 (EUR)	100,000	106,189
ION Trading Technologies Sarl 5.750%, 05/15/28 (144A)	706,000	588,627
Match Group Holdings II LLC 3.625%, 10/01/31 (144A)	981,000	752,294
4.125%, 08/01/30 (144A)	41,000	33,471
4.625%, 06/01/28 (144A)	9,000	8,023
Netflix, Inc. 4.625%, 05/15/29 (EUR)	100,000	104,752
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 4.750%, 04/30/27 (144A)	839,000	738,205
6.000%, 02/15/28 (144A) (a)	533,000	412,693
10.750%, 06/01/28 (144A)	199,000	185,045
Uber Technologies, Inc. 4.500%, 08/15/29 (144A)	3,752,000	3,268,949
6.250%, 01/15/28 (144A) (a)	1,427,000	1,369,920
7.500%, 05/15/25 (144A)	1,685,000	1,683,773
8.000%, 11/01/26 (144A)	903,000	906,108
United Group B.V. 4.875%, 07/01/24 (EUR)	100,000	99,369

		14,055,103

Investment Companies—0.7%
Blackstone Private Credit Fund 3.250%, 03/15/27	196,000	165,025
7.050%, 09/29/25 (144A)	205,000	203,375
Compass Group Diversified Holdings LLC 5.250%, 04/15/29 (144A) (a)	534,000	456,992
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	1,022,000	864,254

Investment Companies—(Continued)
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.750%, 09/15/24	301,000	288,584
5.250%, 05/15/27	1,252,000	1,146,331
6.250%, 05/15/26	199,000	191,218
Owl Rock Capital Corp. 3.400%, 07/15/26	167,000	145,817
3.750%, 07/22/25	476,000	439,781
4.250%, 01/15/26	45,000	41,311
Owl Rock Core Income Corp. 3.125%, 09/23/26	113,000	96,159
5.500%, 03/21/25	471,000	456,589
7.750%, 09/16/27 (144A)	892,000	889,114

		5,384,550

Iron/Steel—0.7%
ATI, Inc. 4.875%, 10/01/29	277,000	244,793
5.125%, 10/01/31	746,000	656,927
5.875%, 12/01/27	40,000	38,251
Big River Steel LLC / BRS Finance Corp. 6.625%, 01/31/29 (144A)	3,577,000	3,407,900
Carpenter Technology Corp. 6.375%, 07/15/28 (a)	617,000	586,786
7.625%, 03/15/30	606,000	607,446
Commercial Metals Co. 4.125%, 01/15/30	197,000	174,317
4.375%, 03/15/32	210,000	182,685

		5,899,105

Leisure Time—1.8%
Carnival Corp. 4.000%, 08/01/28 (144A)	1,898,000	1,547,648
5.750%, 03/01/27 (144A) (a)	2,360,000	1,685,135
6.000%, 05/01/29 (144A)	1,022,000	681,042
7.625%, 03/01/26 (144A) (a)	200,000	158,519
9.875%, 08/01/27 (144A)	630,000	595,350
10.125%, 02/01/26 (EUR)	134,000	141,811
10.500%, 02/01/26 (144A)	696,000	699,313
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/28 (144A)	2,953,000	3,031,579
Life Time, Inc. 5.750%, 01/15/26 (144A)	666,000	619,713
8.000%, 04/15/26 (144A)	589,000	530,100
Lindblad Expeditions LLC 6.750%, 02/15/27 (144A)	842,000	763,837
MajorDrive Holdings IV LLC 6.375%, 06/01/29 (144A)	511,000	381,304
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	749,000	588,317
7.750%, 02/15/29 (144A)	189,000	142,230
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	367,000	270,927
Royal Caribbean Cruises, Ltd. 4.250%, 07/01/26 (144A)	239,000	193,195
5.375%, 07/15/27 (144A)	451,000	365,175
5.500%, 08/31/26 (144A) (a)	248,000	208,630

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Royal Caribbean Cruises, Ltd. 5.500%, 04/01/28 (144A)	156,000	$124,495
8.250%, 01/15/29 (144A)	509,000	511,481
9.250%, 01/15/29 (144A)	927,000	952,585
11.500%, 06/01/25 (144A)	286,000	306,735
11.625%, 08/15/27 (144A)	472,000	473,997
Viking Ocean Cruises Ship VII, Ltd. 5.625%, 02/15/29 (144A)	150,000	120,750

		15,093,868

Lodging—0.6%
Boyd Gaming Corp. 4.750%, 12/01/27	386,000	359,513
4.750%, 06/15/31 (144A) (a)	978,000	850,860
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/32 (144A)	350,000	280,280
3.750%, 05/01/29 (144A)	394,000	340,810
4.000%, 05/01/31 (144A)	324,000	271,068
4.875%, 01/15/30	805,000	729,499
5.375%, 05/01/25 (144A)	131,000	129,665
5.750%, 05/01/28 (144A)	133,000	129,010
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	343,610
MGM Resorts International 5.750%, 06/15/25 (a)	61,000	59,284
Station Casinos LLC 4.500%, 02/15/28 (144A)	422,000	366,879
4.625%, 12/01/31 (144A)	764,000	612,860
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/28 (144A)	314,000	281,721
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	426,000	384,453

		5,139,512

Machinery-Construction & Mining—0.4%
BWX Technologies, Inc. 4.125%, 06/30/28 (144A) (a)	597,000	536,554
4.125%, 04/15/29 (144A)	545,000	476,982
Terex Corp. 5.000%, 05/15/29 (144A)	839,000	754,051
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	1,892,000	1,608,200

		3,375,787

Machinery-Diversified—1.1%
ATS Corp. 4.125%, 12/15/28 (144A)	237,000	204,474
Chart Industries, Inc. 7.500%, 01/01/30	1,574,000	1,582,326
9.500%, 01/01/31	242,000	248,198
GrafTech Finance, Inc. 4.625%, 12/15/28 (144A)	736,000	604,420
Husky III Holding, Ltd. 13.000%, 13.750% PIK, 02/15/25 (144A) (c)	720,000	637,200
Mueller Water Products, Inc. 4.000%, 06/15/29 (144A)	271,000	238,141

Machinery-Diversified—(Continued)
OT Merger Corp. 7.875%, 10/15/29 (144A)	317,000	168,010
Renk AG 5.750%, 07/15/25 (EUR)	100,000	99,290
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	365,000	365,913
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,796,000	1,617,456
TK Elevator Holdco GmbH 6.625%, 07/15/28 (EUR)	90,000	79,189
7.625%, 07/15/28 (144A) (a)	1,313,000	1,072,082
TK Elevator Midco GmbH 4.375%, 07/15/27 (EUR)	385,000	364,605
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	2,343,000	2,079,506

		9,360,810

Media—5.5%
Altice Financing S.A. 2.250%, 01/15/25 (EUR)	100,000	97,978
3.000%, 01/15/28 (EUR)	148,000	124,840
5.000%, 01/15/28 (144A)	958,000	771,190
5.750%, 08/15/29 (144A)	3,319,000	2,610,602
AMC Networks, Inc. 4.250%, 02/15/29	303,000	188,799
4.750%, 08/01/25	508,000	386,080
Block Communications, Inc. 4.875%, 03/01/28 (144A)	285,000	248,663
Cable One, Inc. 4.000%, 11/15/30 (144A) (a)	1,411,000	1,107,234
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	1,053,000	844,627
4.250%, 01/15/34 (144A)	3,144,000	2,320,414
4.500%, 08/15/30 (144A)	1,019,000	841,852
4.500%, 06/01/33 (144A)	798,000	612,250
4.750%, 03/01/30 (144A)	1,160,000	1,000,401
4.750%, 02/01/32 (144A)	2,843,000	2,304,820
5.000%, 02/01/28 (144A) (a)	506,000	459,443
5.375%, 06/01/29 (144A)	557,000	503,678
6.375%, 09/01/29 (144A)	1,980,000	1,860,685
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.400%, 04/01/33 (a)	398,000	340,552
5.250%, 04/01/53 (a)	987,000	761,809
5.500%, 04/01/63	1,191,000	908,150
CSC Holdings LLC 4.125%, 12/01/30 (144A)	3,228,000	2,278,419
4.500%, 11/15/31 (144A) (a)	2,361,000	1,638,095
5.250%, 06/01/24	109,000	101,481
5.375%, 02/01/28 (144A) (a)	223,000	179,794
6.500%, 02/01/29 (144A)	287,000	234,623
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	463,000	414,228
DISH DBS Corp. 5.125%, 06/01/29	1,107,000	714,137

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp. 5.250%, 12/01/26 (144A)	3,011,000	$2,536,271
5.750%, 12/01/28 (144A)	2,362,000	1,885,171
DISH Network Corp. 11.750%, 11/15/27 (144A) (a)	1,210,000	1,246,179
GCI LLC 4.750%, 10/15/28 (144A)	286,000	240,263
LCPR Senior Secured Financing DAC 5.125%, 07/15/29 (144A) (a)	593,000	491,246
6.750%, 10/15/27 (144A)	1,573,000	1,470,755
Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	331,371
Radiate Holdco LLC / Radiate Finance, Inc. 4.500%, 09/15/26 (144A)	1,313,000	964,661
6.500%, 09/15/28 (144A)	3,318,000	1,390,292
RCS & RDS S.A. 2.500%, 02/05/25 (EUR)	100,000	97,078
Sinclair Television Group, Inc. 4.125%, 12/01/30 (144A)	2,219,000	1,663,554
Sirius XM Radio, Inc. 3.875%, 09/01/31 (144A)	1,326,000	1,034,504
4.000%, 07/15/28 (144A)	781,000	679,704
4.125%, 07/01/30 (144A) (a)	144,000	118,830
5.000%, 08/01/27 (144A)	1,772,000	1,637,968
Summer BidCo B.V. 9.000%, 9.750% PIK, 11/15/25 (EUR) (c)	109,988	84,701
Tele Columbus AG 3.875%, 05/02/25 (EUR)	209,000	167,544
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	720,000
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	248,000	236,193
6.625%, 06/01/27 (144A)	461,000	444,777
7.375%, 06/30/30 (144A)	566,000	540,926
UPC Broadband Finco B.V. 4.875%, 07/15/31 (144A)	1,160,000	964,882
Videotron, Ltd. 3.625%, 06/15/29 (144A) (a)	687,000	578,798
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/28 (144A) (a)	1,272,000	1,111,865
VZ Secured Financing B.V. 3.500%, 01/15/32 (EUR)	100,000	83,495
Ziggo B.V. 4.875%, 01/15/30 (144A)	385,000	322,156
Ziggo Bond Co. B.V. 5.125%, 02/28/30 (144A) (a)	248,000	200,260
6.000%, 01/15/27 (144A) (a)	351,000	326,577

		45,424,865

Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	474,000	442,005
6.375%, 06/15/30 (144A)	1,340,000	1,302,024
Roller Bearing Co. of America, Inc. 4.375%, 10/15/29 (144A)	335,000	289,675
Vallourec S.A. 8.500%, 06/30/26 (EUR)	69,000	72,412

		2,106,116

Mining—1.7%
Arconic Corp. 6.000%, 05/15/25 (144A) (a)	294,000	289,030
6.125%, 02/15/28 (144A)	885,000	830,365
Constellium SE 3.750%, 04/15/29 (144A) (a)	4,092,000	3,324,494
4.250%, 02/15/26 (EUR)	279,000	286,261
5.625%, 06/15/28 (144A) (a)	762,000	704,256
5.875%, 02/15/26 (144A)	325,000	313,063
ERO Copper Corp. 6.500%, 02/15/30 (144A)	553,000	445,970
Kaiser Aluminum Corp. 4.500%, 06/01/31 (144A) (a)	1,655,000	1,330,206
4.625%, 03/01/28 (144A) (a)	469,000	409,261
New Gold, Inc. 7.500%, 07/15/27 (144A) (a)	974,000	854,738
Novelis Corp. 3.250%, 11/15/26 (144A) (a)	2,167,000	1,942,737
3.875%, 08/15/31 (144A)	2,207,000	1,801,778
4.750%, 01/30/30 (144A) (a)	1,324,000	1,173,812
Novelis Sheet Ingot GmbH 3.375%, 04/15/29 (EUR)	422,000	383,690
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A) (a)	287,000	194,801

		14,284,462

Miscellaneous Manufacturing—0.2%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	321,596
EnPro Industries, Inc. 5.750%, 10/15/26	161,000	156,170
Gates Global LLC / Gates Corp. 6.250%, 01/15/26 (144A)	887,000	855,955

		1,333,721

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	709,000	603,848
3.276%, 12/01/28	346,000	296,232

		900,080

Oil & Gas—6.1%
Aethon United BR L.P. / Aethon United Finance Corp. 8.250%, 02/15/26 (144A)	1,924,000	1,908,504
Antero Resources Corp. 7.625%, 02/01/29 (144A)	161,000	161,887
Apache Corp. 4.250%, 01/15/30 (a)	569,000	503,512
5.100%, 09/01/40	555,000	459,935
5.350%, 07/01/49	371,000	299,730
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875%, 06/30/29 (144A)	1,667,000	1,486,347
9.000%, 11/01/27 (144A)	2,017,000	2,480,910
BP Capital Markets plc 4.250%, 5Y UKG + 4.170%, 03/22/27 (GBP) (b)	100,000	106,108

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Callon Petroleum Co. 6.375%, 07/01/26	929,000	$865,871
7.500%, 06/15/30 (144A)	1,636,000	1,496,940
8.000%, 08/01/28 (144A)	1,597,000	1,522,394
Chesapeake Energy Corp. 5.875%, 02/01/29 (144A)	42,000	39,794
6.750%, 04/15/29 (144A)	1,232,000	1,199,475
CITGO Petroleum Corp. 6.375%, 06/15/26 (144A)	581,000	560,012
7.000%, 06/15/25 (144A)	600,000	585,216
Civitas Resources, Inc. 5.000%, 10/15/26 (144A)	243,000	222,164
CNX Resources Corp. 6.000%, 01/15/29 (144A)	259,000	238,317
7.375%, 01/15/31 (144A)	545,000	522,377
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A)	951,000	816,776
7.750%, 02/15/26 (144A)	929,000	901,167
Comstock Resources, Inc. 5.875%, 01/15/30 (144A)	2,639,000	2,268,748
6.750%, 03/01/29 (144A)	1,090,000	983,725
CrownRock L.P. / CrownRock Finance, Inc. 5.000%, 05/01/29 (144A)	265,000	238,107
5.625%, 10/15/25 (144A)	2,143,000	2,067,995
Diamondback Energy, Inc. 4.250%, 03/15/52	1,020,000	746,304
6.250%, 03/15/33	1,261,000	1,279,872
Earthstone Energy Holdings LLC 8.000%, 04/15/27 (144A)	954,000	912,644
Enerflex, Ltd. 9.000%, 10/15/27	682,000	680,121
EnQuest plc 11.625%, 11/01/27	200,000	188,051
Gulfport Energy Corp. 8.000%, 05/17/26 (144A)	102,000	99,450
Harbour Energy plc 5.500%, 10/15/26 (144A)	215,000	192,666
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.750%, 02/01/29 (144A)	713,000	634,618
6.000%, 04/15/30 (144A)	73,000	64,917
6.000%, 02/01/31 (144A)	42,000	36,228
6.250%, 11/01/28 (144A)	394,000	356,570
6.250%, 04/15/32 (144A)	56,000	48,323
Independence Energy Finance LLC 7.250%, 05/01/26 (144A)	1,646,000	1,551,092
Magnolia Oil & Gas Corp. 6.000%, 08/01/26 (144A)	86,000	82,560
Matador Resources Co. 5.875%, 09/15/26	297,000	285,553
Murphy Oil Corp. 5.750%, 08/15/25	24,000	23,582
5.875%, 12/01/27	160,000	153,966
6.125%, 12/01/42	64,000	49,920
Nabors Industries, Inc. 5.750%, 02/01/25	1,564,000	1,491,446
7.375%, 05/15/27 (144A)	973,000	942,540

Oil & Gas—(Continued)
Nabors Industries, Ltd. 7.250%, 01/15/26 (144A)	436,000	410,886
7.500%, 01/15/28 (144A)	677,000	619,385
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A)	3,002,000	2,882,502
Occidental Petroleum Corp. 5.875%, 09/01/25	325,000	323,823
6.200%, 03/15/40	1,361,000	1,331,869
6.450%, 09/15/36	732,000	746,640
6.600%, 03/15/46	157,000	161,551
6.625%, 09/01/30 (a)	2,210,000	2,283,770
6.950%, 07/01/24 (a)	72,000	73,369
7.500%, 05/01/31	408,000	435,936
8.875%, 07/15/30	371,000	418,861
Ovintiv, Inc. 6.500%, 02/01/38	74,000	73,315
6.625%, 08/15/37	242,000	243,391
Parkland Corp. 5.875%, 07/15/27 (144A)	473,000	449,114
PDC Energy, Inc. 6.125%, 09/15/24	140,000	139,202
Permian Resources Operating LLC 6.875%, 04/01/27 (144A)	1,295,000	1,220,198
Precision Drilling Corp. 6.875%, 01/15/29 (144A)	32,000	29,792
Range Resources Corp. 4.750%, 02/15/30 (144A)	45,000	39,650
4.875%, 05/15/25	210,000	199,480
Repsol International Finance B.V. 3.750%, 5Y EUR Swap + 4.000%, 03/11/26 (EUR) (b)	100,000	98,997
Rockcliff Energy II LLC 5.500%, 10/15/29 (144A)	1,038,000	949,718
SM Energy Co. 5.625%, 06/01/25	185,000	177,598
6.500%, 07/15/28	231,000	221,476
6.625%, 01/15/27	59,000	56,830
6.750%, 09/15/26	409,000	397,078
Southwestern Energy Co. 4.750%, 02/01/32	441,000	376,874
5.375%, 02/01/29	1,075,000	996,590
Sunoco L.P. / Sunoco Finance Corp. 5.875%, 03/15/28	282,000	267,066
6.000%, 04/15/27 (a)	131,000	128,996
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	2,124,000	1,975,532
Transocean, Inc. 11.500%, 01/30/27 (144A)	330,000	330,825
UGI International LLC 2.500%, 12/01/29 (EUR)	100,000	81,657
Vermilion Energy, Inc. 6.875%, 05/01/30 (144A)	438,000	399,711

		50,298,116

Oil & Gas Services—0.5%
Archrock Partners L.P. / Archrock Partners Finance Corp. 6.250%, 04/01/28 (144A)	842,000	770,440
6.875%, 04/01/27 (144A)	705,000	673,038

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp. 6.875%, 04/01/26 (a)	670,000	$642,724
6.875%, 09/01/27 (a)	723,000	676,005
Weatherford International, Ltd. 6.500%, 09/15/28 (144A)	569,000	557,791
8.625%, 04/30/30 (144A)	836,000	802,818
11.000%, 12/01/24 (144A)	22,000	22,441

		4,145,257

Packaging & Containers—2.1%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	1,433,336	996,932
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.000%, 09/01/29 (EUR)	200,000	156,286
3.250%, 09/01/28 (144A)	200,000	169,889
4.000%, 09/01/29 (144A) (a)	5,867,000	4,649,758
6.000%, 06/15/27 (144A) (a)	1,009,000	987,756
Ball Corp. 2.875%, 08/15/30	87,000	69,436
3.125%, 09/15/31 (a)	936,000	751,730
Canpack S.A. / Canpack U.S. LLC 3.125%, 11/01/25 (144A)	249,000	218,169
Clydesdale Acquisition Holdings, Inc. 6.625%, 04/15/29 (144A)	1,529,000	1,453,697
8.750%, 04/15/30 (144A)	1,025,000	877,371
Crown Americas LLC / Crown Americas Capital Corp. 4.750%, 02/01/26	71,000	68,923
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	79,000	81,331
Fiber Bidco S.p.A. 11.000%, 10/25/27 (EUR)	100,000	113,211
Graphic Packaging International LLC 2.625%, 02/01/29 (EUR)	300,000	281,024
3.500%, 03/15/28 (144A)	472,000	410,787
Kleopatra Finco Sarl 4.250%, 03/01/26 (EUR)	110,000	91,489
LABL, Inc. 5.875%, 11/01/28 (144A)	773,000	673,492
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	1,054,000	1,024,854
OI European Group B.V. 2.875%, 02/15/25 (EUR)	100,000	102,763
3.125%, 11/15/24 (EUR)	100,000	103,576
Sealed Air Corp. 4.000%, 12/01/27 (144A)	179,000	162,377
Silgan Holdings, Inc. 4.125%, 02/01/28	72,000	66,611
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	1,247,000	1,143,419
8.500%, 08/15/27 (144A) (a)	3,030,000	2,780,100

		17,434,981

Pharmaceuticals—0.8%
AdaptHealth LLC 5.125%, 03/01/30 (144A)	72,000	61,293

Pharmaceuticals—(Continued)
AdaptHealth LLC 6.125%, 08/01/28 (144A)	154,000	141,170
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (EUR)	100,000	93,450
5.500%, 01/15/28 (144A)	388,000	324,446
Elanco Animal Health, Inc. 6.400%, 08/28/28	7,000	6,661
Embecta Corp. 6.750%, 02/15/30 (144A)	211,000	190,427
Gruenenthal GmbH 4.125%, 05/15/28 (EUR)	200,000	192,146
Jazz Securities DAC 4.375%, 01/15/29 (144A)	200,000	178,230
Nidda Healthcare Holding GmbH 7.500%, 08/21/26 (EUR)	183,000	186,343
Option Care Health, Inc. 4.375%, 10/31/29 (144A)	676,000	591,304
Organon & Co. / Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/28 (EUR)	100,000	93,527
4.125%, 04/30/28 (144A)	848,000	750,819
5.125%, 04/30/31 (144A)	1,010,000	874,539
PRA Health Sciences, Inc. 2.875%, 07/15/26 (144A)	1,042,000	943,065
Prestige Brands, Inc. 3.750%, 04/01/31 (144A)	738,000	608,606
Rossini Sarl 6.750%, 10/30/25 (EUR)	141,000	149,251
Teva Pharmaceutical Finance Netherlands II B.V. 6.000%, 01/31/25 (EUR)	200,000	210,423
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27	400,000	361,560
7.125%, 01/31/25	394,000	391,790

		6,349,050

Pipelines—6.1%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 06/15/29 (144A)	546,000	499,175
5.750%, 03/01/27 (144A)	393,000	371,526
Buckeye Partners L.P. 4.125%, 03/01/25 (144A) (a)	67,000	63,811
5.600%, 10/15/44	215,000	156,994
5.850%, 11/15/43	318,000	236,935
Cheniere Energy Partners L.P. 3.250%, 01/31/32 (a)	2,915,000	2,316,570
4.000%, 03/01/31 (a)	2,131,000	1,814,248
4.500%, 10/01/29	1,649,000	1,482,816
Cheniere Energy, Inc. 4.625%, 10/15/28	200,000	180,774
CNX Midstream Partners L.P. 4.750%, 04/15/30 (144A)	287,000	235,531
CQP Holdco L.P. / BIP-V Chinook Holdco LLC 5.500%, 06/15/31 (144A)	2,938,000	2,566,373
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 5.625%, 05/01/27 (144A)	144,000	133,920
6.000%, 02/01/29 (144A)	687,000	630,330

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 8.000%, 04/01/29 (144A)	247,000	$245,786
DCP Midstream Operating L.P. 5.625%, 07/15/27	131,000	129,947
6.450%, 11/03/36 (144A)	445,000	436,066
6.750%, 09/15/37 (144A)	742,000	747,927
DT Midstream, Inc. 4.125%, 06/15/29 (144A) (a)	1,019,000	875,433
4.375%, 06/15/31 (144A)	1,297,000	1,088,053
El Paso Natural Gas Co. LLC 3.500%, 02/15/32 (144A)	370,000	310,214
Energy Transfer L.P. 5.000%, 05/15/50	1,368,000	1,092,937
5.300%, 04/15/47	301,000	250,429
5.550%, 02/15/28	400,000	396,772
5.750%, 02/15/33	465,000	454,937
6.500%, 5Y H15 + 5.694%, 11/15/26 (b)	1,861,000	1,600,460
EnLink Midstream LLC 5.375%, 06/01/29	1,291,000	1,194,534
5.625%, 01/15/28 (144A)	930,000	885,823
6.500%, 09/01/30 (144A) (a)	624,000	617,573
EnLink Midstream Partners L.P. 4.150%, 06/01/25	16,000	15,121
4.850%, 07/15/26	55,000	51,702
5.050%, 04/01/45	67,000	50,775
5.450%, 06/01/47	169,000	135,749
5.600%, 04/01/44	505,000	416,507
EQM Midstream Partners L.P. 4.125%, 12/01/26	103,000	91,613
4.500%, 01/15/29 (144A)	50,000	41,996
4.750%, 01/15/31 (144A)	678,000	554,265
6.000%, 07/01/25 (144A)	943,000	909,992
6.500%, 07/01/27 (144A)	783,000	748,352
7.500%, 06/01/30 (144A)	229,000	220,646
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.500%, 10/01/25	282,000	269,510
7.750%, 02/01/28	332,000	305,599
Harvest Midstream I L.P. 7.500%, 09/01/28 (144A)	131,000	125,032
Hess Midstream Operations L.P. 4.250%, 02/15/30 (144A) (a)	650,000	555,699
ITT Holdings LLC 6.500%, 08/01/29 (144A)	917,000	772,242
Kinder Morgan, Inc. 4.800%, 02/01/33	254,000	235,487
5.450%, 08/01/52	716,000	642,666
Kinetik Holdings L.P. 5.875%, 06/15/30 (144A)	1,510,000	1,416,052
MPLX L.P. 4.950%, 03/14/52	1,185,000	967,960
New Fortress Energy, Inc. 6.500%, 09/30/26 (144A)	2,578,000	2,394,189
6.750%, 09/15/25 (144A)	2,416,000	2,285,053
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.500%, 02/01/26 (144A)	420,000	373,964
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	691,000	718,997

Pipelines—(Continued)
NuStar Logistics L.P. 5.750%, 10/01/25	302,000	290,323
6.000%, 06/01/26	239,000	230,135
6.375%, 10/01/30	53,000	49,007
ONEOK, Inc. 4.950%, 07/13/47	300,000	241,627
Plains All American Pipeline L.P. / PAA Finance Corp. 3.550%, 12/15/29	427,000	370,237
5.150%, 06/01/42	605,000	490,363
6.650%, 01/15/37	177,000	174,141
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (a)	136,000	122,040
Sabine Pass Liquefaction LLC 5.900%, 09/15/37	220,000	220,152
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 01/15/28 (144A)	88,000	78,042
6.000%, 03/01/27 (144A)	115,000	107,366
6.000%, 12/31/30 (144A)	79,000	68,314
6.000%, 09/01/31 (144A)	361,000	310,382
Targa Resources Corp. 6.250%, 07/01/52	458,000	432,238
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.000%, 01/15/32	908,000	763,982
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A)	2,471,000	2,162,125
3.875%, 11/01/33 (144A) (a)	4,528,000	3,698,923
4.125%, 08/15/31 (144A)	2,104,000	1,792,598
Western Midstream Operating L.P. 4.750%, 08/15/28	84,000	76,716
5.300%, 03/01/48	833,000	684,915
5.450%, 04/01/44	826,000	686,175
5.500%, 08/15/48	243,000	201,683
5.500%, 02/01/50	1,920,000	1,581,696

		50,148,242

Real Estate—0.4%
ADLER Group S.A. 2.750%, 11/13/26 (EUR)	200,000	84,566
3.250%, 08/05/25 (EUR)	200,000	86,920
Aroundtown S.A. 3.375%, 5Y EUR Swap + 3.980%, 09/23/24 (EUR) (b)	100,000	49,522
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	840,000	801,662
DEMIRE Deutsche Mittelstand Real Estate AG 1.875%, 10/15/24 (EUR)	100,000	72,748
DIC Asset AG 2.250%, 09/22/26 (EUR)	100,000	61,016
Fastighets AB Balder 2.873%, 5Y EUR Swap + 3.188%, 06/02/81 (EUR) (b)	100,000	72,322
Heimstaden Bostad AB 2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	55,580
Howard Hughes Corp. (The) 4.125%, 02/01/29 (144A)	382,000	319,925
4.375%, 02/01/31 (144A)	308,000	249,193

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A)	11,000	$9,908
Realogy Group LLC / Realogy Co-Issuer Corp. 5.250%, 04/15/30 (144A) (a)	377,000	275,025
5.750%, 01/15/29 (144A) (a)	679,000	513,589
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (f) (g)	70,000	0
Unique Pub Finance Co. plc (The) 6.464%, 03/30/32 (GBP)	400,000	483,605

		3,135,581

Real Estate Investment Trusts—2.3%
American Tower Corp. 2.700%, 04/15/31	235,000	191,279
4.050%, 03/15/32 (a)	930,000	829,370
Brookfield Property REIT, Inc. 4.500%, 04/01/27 (144A) (a)	490,000	409,550
Crown Castle, Inc. 4.300%, 02/15/29	554,000	523,164
Digital Realty Trust LP 5.550%, 01/15/28	290,000	291,917
Equinix, Inc. 3.200%, 11/18/29	554,000	482,213
Global Net Lease, Inc. / Global Net Lease Operating Partnership L.P. 3.750%, 12/15/27 (144A)	330,000	272,883
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32 (a)	960,000	767,409
HAT Holdings I LLC / HAT Holdings II LLC 3.375%, 06/15/26 (144A)	513,000	445,694
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/32 (144A) (a)	509,000	422,827
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	100,000	111,566
Iron Mountain, Inc. 5.000%, 07/15/28 (144A)	79,000	70,956
5.625%, 07/15/32 (144A)	380,000	329,314
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A)	384,000	322,571
4.750%, 06/15/29 (144A)	178,000	143,710
MPT Operating Partnership L.P. / MPT Finance Corp. 3.500%, 03/15/31	3,493,000	2,394,394
4.625%, 08/01/29 (a)	1,736,000	1,323,847
5.000%, 10/15/27 (a)	99,000	83,213
RHP Hotel Properties L.P. / RHP Finance Corp. 4.500%, 02/15/29 (144A)	297,000	256,190
4.750%, 10/15/27 (a)	1,149,000	1,039,858
RLJ Lodging Trust L.P. 3.750%, 07/01/26 (144A) (a)	353,000	314,378
4.000%, 09/15/29 (144A)	268,000	217,258
SBA Communications Corp. 3.125%, 02/01/29 (a)	1,894,000	1,574,842
3.875%, 02/15/27	1,475,000	1,332,683
Starwood Property Trust, Inc. 4.375%, 01/15/27 (144A)	215,000	188,141
5.500%, 11/01/23 (144A)	68,000	67,408
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 4.750%, 04/15/28 (144A) (a)	187,000	149,600

Real Estate Investment Trusts—(Continued)
VICI Properties L.P. 4.750%, 02/15/28	113,000	107,200
4.950%, 02/15/30	568,000	540,689
5.625%, 05/15/52	1,024,000	905,800
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A)	289,000	272,478
3.875%, 02/15/29 (144A)	134,000	117,442
4.125%, 08/15/30 (144A)	624,000	546,103
4.250%, 12/01/26 (144A)	273,000	254,688
4.500%, 09/01/26 (144A)	21,000	19,763
4.500%, 01/15/28 (144A)	274,000	251,430
4.625%, 06/15/25 (144A)	123,000	117,926
4.625%, 12/01/29 (144A)	1,248,000	1,135,680
5.625%, 05/01/24 (144A) (a)	138,000	136,656

		18,962,090

Retail—2.3%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	276,000	246,895
4.000%, 10/15/30 (144A)	401,000	324,734
4.375%, 01/15/28 (144A)	455,000	407,410
5.750%, 04/15/25 (144A)	296,000	293,691
Arko Corp. 5.125%, 11/15/29 (144A)	502,000	394,170
Asbury Automotive Group, Inc. 4.500%, 03/01/28	282,000	248,273
4.750%, 03/01/30 (a)	57,000	47,672
5.000%, 02/15/32 (144A) (a)	437,000	359,520
Beacon Roofing Supply, Inc. 4.125%, 05/15/29 (144A)	323,000	268,410
Constellation Automotive Financing plc 4.875%, 07/15/27 (GBP)	100,000	78,788
eG Global Finance plc 6.750%, 02/07/25 (144A)	688,000	600,645
8.500%, 10/30/25 (144A)	525,000	489,102
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/29 (144A)	124,000	104,933
6.750%, 01/15/30 (144A) (a)	177,000	142,768
Foundation Building Materials, Inc. 6.000%, 03/01/29 (144A)	267,000	199,904
Goldstory SASU 5.375%, 03/01/26 (EUR)	100,000	97,697
Group 1 Automotive, Inc. 4.000%, 08/15/28 (144A)	90,000	76,179
GYP Holdings III Corp. 4.625%, 05/01/29 (144A)	609,000	497,229
IRB Holding Corp. 7.000%, 06/15/25 (144A)	315,000	314,212
Ken Garff Automotive LLC 4.875%, 09/15/28 (144A)	286,000	239,247
LBM Acquisition LLC 6.250%, 01/15/29 (144A)	99,000	62,999
LCM Investments Holdings II LLC 4.875%, 05/01/29 (144A)	761,000	609,400
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	345,000	283,628

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Murphy Oil USA, Inc. 4.750%, 09/15/29	302,000	$276,339
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 04/01/26 (144A)	793,000	743,253
Penske Automotive Group, Inc. 3.500%, 09/01/25	423,000	392,569
3.750%, 06/15/29	181,000	146,908
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/28 (144A)	250,000	226,377
7.750%, 02/15/29 (144A)	2,183,000	2,050,257
Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375%, 09/30/26 (144A)	235,000	189,213
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	1,697,000	1,504,340
6.000%, 12/01/29 (144A) (a)	1,532,000	1,219,247
6.125%, 07/01/29 (144A)	1,330,000	1,075,332
Staples, Inc. 7.500%, 04/15/26 (144A)	963,000	828,835
Stonegate Pub Co. Financing plc 8.250%, 07/31/25 (GBP)	100,000	109,047
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A)	238,000	202,296
White Cap Buyer LLC 6.875%, 10/15/28 (144A) (a)	3,234,000	2,797,438
White Cap Parent LLC 8.250%, 03/15/26 (144A) (a) (c)	564,000	487,572
Yum! Brands, Inc. 4.750%, 01/15/30 (144A)	32,000	29,360
5.350%, 11/01/43	14,000	11,515
5.375%, 04/01/32	290,000	268,612

		18,946,016

Semiconductors—1.1%
ams-OSRAM AG 6.000%, 07/31/25 (EUR)	100,000	99,814
Broadcom, Inc. 2.450%, 02/15/31 (144A)	446,000	351,278
2.600%, 02/15/33 (144A)	566,000	424,838
3.187%, 11/15/36 (144A)	303,000	217,641
3.419%, 04/15/33 (144A)	1,088,000	872,258
3.469%, 04/15/34 (144A)	24,000	19,146
4.110%, 09/15/28	380,000	353,398
4.150%, 11/15/30	226,000	202,530
4.300%, 11/15/32	758,000	668,056
Entegris Escrow Corp. 4.750%, 04/15/29 (144A) (a)	4,106,000	3,744,415
Entegris, Inc. 3.625%, 05/01/29 (144A) (a)	430,000	350,128
4.375%, 04/15/28 (144A)	447,000	395,253
Marvell Technology, Inc. 2.950%, 04/15/31	570,000	458,473
Qorvo, Inc. 4.375%, 10/15/29	427,000	377,570
Synaptics, Inc. 4.000%, 06/15/29 (144A) (a)	581,000	489,521

		9,024,319

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 4.200%, 05/01/30	127,000	115,269

Software—4.7%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	954,000	924,187
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	3,031,000	2,233,641
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	815,000	705,382
Boxer Parent Co., Inc. 6.500%, 10/02/25 (EUR)	200,000	203,272
7.125%, 10/02/25 (144A)	689,000	670,060
9.125%, 03/01/26 (144A)	1,771,000	1,670,788
Camelot Finance S.A. 4.500%, 11/01/26 (144A)	162,000	151,835
Central Parent, Inc, / CDK Global, Inc. 7.250%, 06/15/29 (144A) (a)	1,515,000	1,481,855
Clarivate Science Holdings Corp. 3.875%, 07/01/28 (144A) (a)	2,298,000	1,990,978
4.875%, 07/01/29 (144A) (a)	1,639,000	1,393,724
Cloud Software Group Holdings, Inc. 6.500%, 03/31/29 (144A) (a)	6,453,000	5,435,241
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 (144A)	197,000	184,242
6.500%, 10/15/28 (144A)	179,000	164,639
Dun & Bradstreet Corp. (The) 5.000%, 12/15/29 (144A) (a)	2,302,000	1,969,966
Elastic NV 4.125%, 07/15/29 (144A)	1,009,000	814,969
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	725,000	657,942
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 4.625%, 05/01/28 (144A)	558,000	424,066
MicroStrategy, Inc. 6.125%, 06/15/28 (144A)	1,211,000	865,926
MSCI, Inc. 3.250%, 08/15/33 (144A)	273,000	210,827
3.625%, 09/01/30 (144A)	383,000	318,369
3.625%, 11/01/31 (144A)	329,000	272,076
3.875%, 02/15/31 (144A)	139,000	115,568
4.000%, 11/15/29 (144A) (a)	68,000	59,230
Open Text Corp. 6.900%, 12/01/27	2,095,000	2,095,000
Oracle Corp. 2.875%, 03/25/31	935,000	775,234
2.950%, 04/01/30	233,000	198,656
3.600%, 04/01/50	1,709,000	1,150,613
3.950%, 03/25/51	1,878,000	1,337,961
6.150%, 11/09/29	340,000	352,908
6.250%, 11/09/32 (a)	1,018,000	1,065,460
6.900%, 11/09/52	2,035,000	2,177,093
PTC, Inc. 4.000%, 02/15/28 (144A)	228,000	205,208

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A) (a)	2,495,000	$2,336,308
Twilio, Inc. 3.875%, 03/15/31	1,343,000	1,065,476
Veritas U.S. Inc. / Veritas Bermuda, Ltd. 7.500%, 09/01/25 (144A) (a)	576,000	396,702
ZoomInfo Technologies LLC 3.875%, 02/01/29 (144A)	2,578,000	2,166,506

		38,241,908

Telecommunications—5.8%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	1,001,000	763,262
Altice France S.A. 2.500%, 01/15/25 (EUR)	100,000	95,805
5.125%, 01/15/29 (144A)	331,000	248,883
5.125%, 07/15/29 (144A)	1,695,000	1,270,815
5.500%, 10/15/29 (144A)	1,429,000	1,089,655
5.875%, 02/01/27 (EUR)	200,000	186,228
8.125%, 02/01/27 (144A)	1,676,000	1,526,635
British Telecommunications plc 4.875%, 5Y H15 + 3.493%, 11/23/81 (144A) (b)	200,000	157,339
Ciena Corp. 4.000%, 01/31/30 (144A) (a)	290,000	255,232
CommScope Technologies LLC 6.000%, 06/15/25 (144A) (a)	1,594,000	1,450,540
CommScope, Inc. 4.750%, 09/01/29 (144A)	1,084,000	873,921
6.000%, 03/01/26 (144A)	346,000	319,320
7.125%, 07/01/28 (144A) (a)	544,000	388,889
8.250%, 03/01/27 (144A) (a)	282,000	218,550
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	4,760,000	4,411,375
Consolidated Communications, Inc. 6.500%, 10/01/28 (144A) (a)	1,804,000	1,401,818
Frontier Communications Holdings LLC 5.000%, 05/01/28 (144A)	2,044,000	1,782,409
5.875%, 10/15/27 (144A)	603,000	559,928
6.000%, 01/15/30 (144A) (a)	540,000	424,209
6.750%, 05/01/29 (144A)	1,012,000	837,187
8.750%, 05/15/30 (144A)	816,000	829,668
Iliad Holding SASU 5.625%, 10/15/28 (EUR)	100,000	96,819
6.500%, 10/15/26 (144A) (a)	2,908,000	2,697,036
7.000%, 10/15/28 (144A) (a)	1,115,000	1,007,726
Level 3 Financing, Inc. 3.400%, 03/01/27 (144A)	1,138,000	961,593
3.625%, 01/15/29 (144A)	519,000	380,033
3.750%, 07/15/29 (144A)	788,000	566,864
3.875%, 11/15/29 (144A)	103,000	81,281
4.250%, 07/01/28 (144A)	433,000	341,074
4.625%, 09/15/27 (144A)	360,000	299,700
Ligado Networks LLC 15.500%, 11/01/23 (144A) (c)	668,372	218,598

Telecommunications—(Continued)
Lorca Telecom Bondco S.A. 4.000%, 09/18/27 (EUR)	200,000	191,075
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A) (a)	2,236,000	1,894,904
4.500%, 01/15/29 (144A)	1,187,000	819,281
5.375%, 06/15/29 (144A)	143,000	102,950
Nokia Oyj 6.625%, 05/15/39	397,000	376,817
Sable International Finance, Ltd. 5.750%, 09/07/27 (144A)	273,000	251,842
SES S.A. 5.625%, 5Y EUR Swap + 5.401%, 01/29/24 (EUR) (b)	100,000	103,913
SoftBank Group Corp. 2.125%, 07/06/24 (EUR)	100,000	100,355
4.500%, 04/20/25 (EUR)	200,000	201,434
4.750%, 07/30/25 (EUR)	100,000	100,087
Sprint Capital Corp. 6.875%, 11/15/28	2,577,000	2,674,771
8.750%, 03/15/32	3,170,000	3,772,617
Sprint LLC 7.625%, 03/01/26	1,106,000	1,163,850
Telecom Italia Capital S.A. 6.000%, 09/30/34 (a)	1,052,000	794,996
6.375%, 11/15/33	539,000	440,950
7.200%, 07/18/36	214,000	173,747
7.721%, 06/04/38	204,000	169,320
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	42,000	47,297
Telecom Italia S.p.A. 1.625%, 01/18/29 (EUR)	255,000	207,390
4.000%, 04/11/24 (EUR)	100,000	104,101
5.303%, 05/30/24 (144A)	271,000	256,756
Telefonica Europe B.V. 7.125%, 6Y EUR Swap + 4.322%, 08/23/28 (EUR) (b)	100,000	109,186
ViaSat, Inc. 5.625%, 09/15/25 (144A)	708,000	656,874
6.500%, 07/15/28 (144A)	545,000	408,871
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A)	974,000	818,603
Vmed O2 UK Financing I plc 4.000%, 01/31/29 (GBP)	100,000	93,939
4.250%, 01/31/31 (144A)	213,000	172,427
4.500%, 07/15/31 (GBP)	134,000	123,136
4.750%, 07/15/31 (144A)	873,000	709,182
Vodafone Group plc 2.625%, 5Y EUR Swap + 3.002%, 08/27/80 (EUR)(b)	100,000	93,842
3.000%, 5Y EUR Swap + 3.477%, 08/27/80 (EUR)(b)	100,000	85,233
3.100%, 5Y EUR Swap + 2.669%, 01/03/79 (EUR)(b)	200,000	209,273
Zayo Group Holdings, Inc. 4.000%, 03/01/27 (144A)	2,992,000	2,209,801
6.125%, 03/01/28 (144A) (a)	4,499,000	2,551,287

		47,932,499

Toys/Games/Hobbies—0.2%
Mattel, Inc. 3.750%, 04/01/29 (144A)	186,000	163,368

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Toys/Games/Hobbies—(Continued)
Mattel, Inc. 5.450%, 11/01/41	834,000	$678,869
6.200%, 10/01/40	659,000	568,824

		1,411,061

Transportation—0.1%
Poste Italiane S.p.A. 2.625%, 5Y EURIBOR ICE Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	121,630
Seaspan Corp. 5.500%, 08/01/29 (144A)	874,000	662,317
XPO Escrow Sub LLC 7.500%, 11/15/27	279,000	282,326

		1,066,273

Trucking & Leasing—0.1%
Fortress Transportation and Infrastructure Investors LLC 5.500%, 05/01/28 (144A)	793,000	676,516
6.500%, 10/01/25 (144A)	126,000	118,466
9.750%, 08/01/27 (144A)	107,000	107,267

		902,249

Water—0.0%
Thames Water Kemble Finance plc 4.625%, 05/19/26 (GBP)	168,000	171,228

Total Corporate Bonds & Notes (Cost $789,009,998)		702,213,553

Floating Rate Loans (h)—10.7%

Advertising—0.3%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 7.915%, 3M LIBOR + 3.500%, 08/21/26	2,420,459	2,203,980

Aerospace/Defense—0.1%
Cobham Ultra SeniorCo S.a.r.l USD Term Loan B, 7.063%, 6M LIBOR + 3.750%, 08/03/29	215,460	210,074
Propulsion BC Newco LLC Term Loan, 8.580%, 3M TSFR + 4.000%, 09/14/29	581,000	565,022

		775,096

Airlines—0.6%
Air Canada Term Loan B, 8.130%, 3M LIBOR + 3.500%, 08/11/28	944,255	935,599
American Airlines, Inc. Term Loan, 8.993%, 3M LIBOR + 4.750%, 04/20/28	1,636,484	1,631,370
Mileage Plus Holdings LLC Term Loan B, 9.996%, 3M LIBOR + 5.250%, 06/21/27	449,195	463,044
United Airlines, Inc. Term Loan B, 8.108%, 3M LIBOR + 3.750%, 04/21/28	1,654,530	1,637,295

		4,667,308

Apparel—0.1%
Crocs, Inc. Term Loan B, 7.800%, 1M TSFR + 3.500%, 02/19/29	812,709	796,963

Auto Parts & Equipment—0.0%
Clarios Global L.P. USD Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/30/26	278,800	274,153

Beverages—0.0%
Naked Juice LLC 2nd Lien Term Loan, 10.680%, 3M TSFR + 6.000% 01/24/30	83,000	67,087

Building Materials—0.2%
Chamberlain Group, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 11/03/28	951,054	899,737
Solis IV B.V. USD Term Loan B1, 7.859%, 3M TSFR + 3.500%, 02/26/29	598,990	530,331

		1,430,068

Chemicals—0.4%
Aruba Investments, Inc. 2020 2nd Lien Term Loan, 11/24/28 (i)	237,600	215,028
Ascend Performance Materials Operations LLC Term Loan B, 8.831%, 3M LIBOR + 4.750%, 08/27/26	878,717	830,827
Discovery Purchaser Corp. Term Loan, 7.967%, 3M TSFR + 4.375%, 10/04/29	1,381,000	1,264,191
New Arclin U.S. Holding Corp.
Delayed Draw Term Loan, 10/02/28 (j)	66,069	58,657
Term Loan, 8.134%, 1M LIBOR + 3.750%, 09/30/28	448,048	397,782
W.R. Grace & Co.
Term Loan B, 8.500%, 3M LIBOR + 3.750%, 09/22/28	629,521	619,586

		3,386,071

Commercial Services—0.9%
Amentum Government Services Holdings LLC Term Loan B, 8.330%, 3M LIBOR + 4.000%, 01/29/27	140,400	137,504
AVSC Holding Corp. 2nd Lien Term Loan, 11.422%, 1M LIBOR + 7.250%, 09/01/25	328,784	267,548
CoreLogic, Inc. 2nd Lien Term Loan, 10.938%, 1M LIBOR + 6.500%, 06/04/29	524,226	380,938
Element Materials Technology Group U.S. Holdings, Inc. Delayed Draw Term Loan, 8.930%, 3M TSFR + 4.250%, 07/06/29	84,947	83,213
USD Term Loan, 8.930%, 3M TSFR + 4.250%, 07/06/29	184,052	179,451
Galaxy U.S. Opco, Inc. Term Loan, 9.073%, 1M TSFR + 4.750%, 04/29/29	347,000	314,035
PECF USS Intermediate Holding III Corp.
Term Loan B, 8.634%, 1M LIBOR + 4.250%, 12/15/28	941,123	788,093
Sabre GLBL, Inc. Term Loan B1, 7.884%, 1M LIBOR + 3.500%, 12/17/27	124,836	113,445
Term Loan B2, 7.884%, 1M LIBOR + 3.500%, 12/17/27	199,912	181,670
Sotheby’s Term Loan B, 8.579%, 3M LIBOR + 4.500%, 01/15/27	154,070	150,731

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
TruGreen L.P. 2nd Lien Term Loan, 13.431%, 3M LIBOR + 8.500%, 11/02/28	378,000	$279,720
Verscend Holding Corp. 2nd Lien Term Loan, 11.384%, 1M LIBOR + 7.000%, 04/02/29	2,161,960	2,145,745
Term Loan B, 8.384%, 1M LIBOR + 4.000%, 08/27/25	2,357,917	2,349,075

		7,371,168

Computers—1.1%
Magenta Buyer LLC
USD 1st Lien Term Loan, 9.170%, 3M LIBOR + 4.750%, 07/27/28†	1,663,806	1,432,953
USD 2nd Lien Term Loan, 12.670%, 3M LIBOR + 8.250%, 07/27/29†	1,089,000	860,310
McAfee LLC
USD Term Loan B, 7.974%, 1M TSFR + 3.750%, 03/01/29	2,601,621	2,432,515
Peraton Corp. 2nd Lien Term Loan B1, 12.089%, 1M LIBOR + 7.750%, 02/01/29	1,539,177	1,472,318
Term Loan B, 8.134%, 1M LIBOR + 3.750%, 02/01/28	2,181,417	2,135,453
TierPoint LLC
Term Loan, 8.134%, 1M LIBOR + 3.750%, 05/05/26	310,398	290,527

		8,624,076

Distribution/Wholesale—0.0%
BCPE Empire Holdings, Inc.
Incremental Term Loan, 9.048%, 1M TSFR + 4.625%, 06/11/26	104,213	102,563

Diversified Financial Services—0.2%
AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 10.250%, 3M LIBOR + 6.500%, 08/02/29	485,964	427,648
Deerfield Dakota Holding LLC
USD 2nd Lien Term Loan, 11.134%, 1M LIBOR + 6.750%, 04/07/28	558,000	534,634
USD Term Loan B, 8.073%, 1M TSFR + 3.750%, 04/09/27	428,537	401,084

		1,363,366

Engineering & Construction—0.6%
Brand Energy & Infrastructure Services, Inc.
Term Loan, 8.494%, 3M LIBOR + 4.250%, 06/21/24	4,607,638	4,188,342
Brown Group Holding LLC 2022 Incremental Term Loan B2, 7.925%, 1M TSFR + 3.750%, 07/02/29	499,136	498,290
2022 Incremental Term Loan B2, 8.133%, 3M TSFR + 3.750%, 07/02/29	194,127	193,797
KKR Apple Bidco LLC 2nd Lien Term Loan, 10.134%, 1M LIBOR + 5.750%, 09/21/29	70,000	67,935
Term Loan, 7.134%, 1M LIBOR + 2.750%, 09/23/28	262,938	259,631

		5,207,995

Entertainment—0.1%
Formula One Holdings, Ltd.
Term Loan B, 7.791%, 3M TSFR + 3.250%, 01/15/30	340,000	340,354
Great Canadian Gaming Corp.
Term Loan, 8.753%, 3M LIBOR + 4.000%, 11/01/26	146,265	144,010

		484,364

Food—0.0%
Chobani LLC
Term Loan B, 7.884%, 1M LIBOR + 3.500%, 10/25/27	129,628	127,630

Healthcare-Services—0.2%
Da Vinci Purchaser Corp.
Term Loan, 8.384%, 3M LIBOR + 4.000%, 01/08/27	392,925	360,509
Envision Healthcare Corp.
First Out Term Loan, 12.605%, 3M TSFR + 7.875%, 03/31/27	138,786	124,213
Icon Luxembourg S.a.r.l.
LUX Term Loan, 1M LIBOR, 07/03/28	5,191	5,181
Quorum Health Corp.
Term Loan, 12.034%, 3M LIBOR + 8.250%, 04/29/25†	596,183	421,303
RegionalCare Hospital Partners Holdings, Inc.
Term Loan B, 8.165%, 3M LIBOR + 3.750%, 11/17/25	251,646	237,805
Surgery Center Holdings, Inc.
Term Loan, 8.050%, 3M LIBOR + 3.750%, 08/31/26	423,683	418,811

		1,567,822

Housewares—0.1%
Springs Windows Fashions LLC
Term Loan B, 8.753%, 3M LIBOR + 4.000%, 10/06/28	1,152,293	947,184

Insurance—0.1%
Hub International Ltd. 2022 Term Loan B, 8.220%, 3M TSFR + 4.000%, 11/10/29	659,000	652,704
Ryan Specialty Group LLC
Term Loan, 7.423%, 1M TSFR + 3.000%, 09/01/27	3	3
Sedgwick Claims Management Services, Inc.
Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/31/25	179,453	174,918
Term Loan B3, 8.634%, 1M LIBOR + 4.250%, 09/03/26	174,288	172,926

		1,000,551

Internet—0.4%
I-Logic Technologies Bidco, Ltd.
Term Loan B, 8.730%, 3M TSFR + 4.000%, 02/16/28	242,396	238,507
MH Sub I LLC 1st Lien Term Loan, 8.134%, 1M LIBOR + 3.750%, 09/13/24	365,393	355,528
2nd Lien Term Loan, 10.649%, 3M TSFR + 6.250%, 02/23/29	129,000	116,866
Incremental Term Loan, 8.134%, 1M LIBOR + 3.750%, 09/13/24	848,476	825,521
Proofpoint, Inc. 2nd Lien Term Loan, 10.985%, 3M LIBOR + 6.250%, 08/31/29	969,225	935,706
PUG LLC
Term Loan, 7.884%, 1M LIBOR + 3.500%, 02/12/27	372,444	308,663

		2,780,791

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.0%
Peloton Interactive, Inc.
Term Loan, 11.757%, 1M TSFR + 6.500%, 05/25/27	281,585	$277,784

Lodging—0.1%
Fertitta Entertainment LLC
Term Loan B, 8.323%, TSFR + 4.000%, 01/27/29	1,142,437	1,087,457

Machinery-Diversified—0.4%
SPX Flow, Inc.
Term Loan, 8.923%, 1M TSFR + 4.500%, 04/05/29	873,810	815,374
Titan Acquisition, Ltd.
Term Loan B, 8.151%, 6M LIBOR + 3.000%, 03/28/25	2,244,746	2,104,138

		2,919,512

Media—0.3%
Altice Financing S.A.
USD Term Loan B, 6.829%, 3M LIBOR + 2.750%, 07/15/25	79,232	76,954
DirecTV Financing LLC
Term Loan, 9.384%, 1M LIBOR + 5.000%, 08/02/27	2,591,310	2,524,705
Radiate Holdco LLC
Term Loan B, 7.634%, 1M LIBOR + 3.250%, 09/25/26	130,680	106,912

		2,708,571

Metal Fabricate/Hardware—0.0%
Grinding Media, Inc.
Term Loan B, 8.070%, 3M LIBOR + 4.000%, 10/12/28	257,740	240,987

Oil & Gas—0.8%
Ascent Resources Utica Holdings LLC
Fixed 2nd Lien Term Loan, 12.941%, 3M LIBOR + 9.000%, 11/01/25	6,210,612	6,578,075

Oil & Gas Services—0.0%
Lealand Finance Company B.V.
Make Whole Term Loan, 7.384%, 1M LIBOR + 3.000%, 06/28/24	31,220	19,512

Packaging & Containers—0.1%
BWAY Holding Co.
Term Loan B, 7.370%, 1M LIBOR + 3.250%, 04/03/24	824,791	806,749
Clydesdale Acquisition Holdings, Inc.
Term Loan B, 8.598%, 1M TSFR + 4.175%, 04/13/29	269,645	257,602

		1,064,351

Pharmaceuticals—0.2%
Gainwell Acquisition Corp.
Term Loan B, 8.730%, 3M LIBOR + 4.000%, 10/01/27	1,633,135	1,549,437

		1,549,437

Pipelines—0.1%
Freeport LNG Investments LLLP
Term Loan B, 7.743%, 3M LIBOR + 3.500%, 12/21/28	707,146	672,894
M6 ETX Holdings II Midco LLC
Term Loan B, 9.158%, 3M TSFR + 4.500%, 09/19/29	447,878	448,857

		1,121,751

Retail—0.3%
Foundation Building Materials Holding Co. LLC
Term Loan, 7.665%, 3M LIBOR + 3.250%, 01/31/28	250,502	$237,351
IRB Holding Corp. Term Loan B, 7.317%, 1M TSFR + 3.000%, 12/15/27	461,135	447,733
SRS Distribution, Inc. Incremental Term Loan, 7.923%, 1M TSFR + 3.500%, 06/02/28	618,644	592,351
Staples, Inc. 7 Year Term Loan, 9.440%, 3M LIBOR + 5.000%, 04/16/26	188,399	174,652
White Cap Buyer LLC Term Loan B, 8.073%, 1M TSFR + 3.750%, 10/19/27	924,780	895,944

		2,348,031

Shipbuilding—0.1%
MHI Holdings LLC Term Loan B, 9.384%, 1M LIBOR + 5.000%, 09/21/26	803,676	794,635

Software—2.3%
Ascend Learning LLC 2nd Lien Term Loan, 10.134%, 1M LIBOR + 5.750%, 12/10/29	345,000	298,252
Athenahealth, Inc. Delayed Draw Term Loan, 4.580%, 1M TSFR+ 3.500%, 02/15/29 (j)	1,514,543	1,371,293
Term Loan B, 7.821%, 1M TSFR+ 3.500%, 02/15/29	3,891,691	3,523,604
Banff Merger Sub, Inc. 2021 USD Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/02/25	182,233	174,792
USD 2nd Lien Term Loan, 9.884%, 1M LIBOR + 5.500%, 02/27/26	1,141,000	1,053,048
CDK Global, Inc. USD Term Loan B, 9.080%, 3M TSFR + 4.500%, 07/06/29	268,000	266,178
Cloudera, Inc. 2nd Lien Term Loan, 10.384%, 1M LIBOR + 6.000%, 10/08/29	941,564	789,737
Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/08/28	919,618	874,212
EP Purchaser LLC Term Loan B, 8.230%, 3M LIBOR + 3.500%, 11/06/28	417,542	413,889
Epicor Software Corp. 2nd Lien Term Loan, 12.134%, 1M LIBOR + 7.750%, 07/31/28	210,000	207,900
Term Loan, 7.634%, 1M LIBOR + 3.250%, 07/30/27	270,121	260,330
Grab Holdings, Inc. Term Loan B, 8.890%, 1M LIBOR + 4.500%, 01/29/26	283,973	281,252
Greeneden U.S. Holdings II LLC USD Term Loan B4, 8.384%, 1M LIBOR + 4.000%, 12/01/27	440,342	423,719
Helios Software Holdings, Inc.
USD Term Loan B, 8.480%, 3M TSFR + 3.750%, 03/11/28	302,429	297,665
Planview Parent, Inc. 2nd Lien Term Loan, 11.980%, 3M LIBOR + 7.250%, 12/18/28	370,000	334,850
Polaris Newco LLC USD Term Loan B, 8.730%, 3M LIBOR + 4.000%, 06/02/28	326,363	298,622
Realpage, Inc. 2nd Lien Term Loan, 10.884%, 1M LIBOR + 6.500%, 04/23/29	1,610,154	1,555,811
Renaissance Holding Corp. 1st Lien Term Loan, 7.634%, 1M LIBOR + 3.250%, 05/30/25	12,219	11,700

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Severin Acquisition LLC Term Loan B, 7.094%, 1M LIBOR + 3.000%, 08/01/25	199,680	$198,349
Sophia L.P. 2nd Lien Term Loan, 12.730%, 3M LIBOR + 8.000%, 10/09/28	1,828,000	1,823,430
Term Loan B, 8.230%, 3M LIBOR + 3.500%, 10/07/27	709,618	686,777
Sovos Compliance LLC
Term Loan, 8.884%, 1M LIBOR + 4.500%, 08/11/28	471,895	435,441
Tibco Software, Inc. 2022 USD Term Loan, 9.180%, 3M TSFR + 4.500%, 03/30/29	1,642,000	1,469,932
Ultimate Software Group, Inc. 2nd Lien Term Loan, 8.998%, 1M LIBOR + 5.250%, 05/03/27	1,214,500	1,121,894
Term Loan B, 8.134%, 1M LIBOR + 3.750%, 05/04/26	229,667	221,731
Veritas U.S., Inc.
USD Term Loan B, 9.730%, 3M LIBOR + 5.000%, 09/01/25	634,726	454,027

		18,848,435

Telecommunications—0.6%
Altice France S.A.
Term Loan B13, 8.650%, 3M LIBOR + 4.000%, 08/14/26	286,082	267,725
Delta TopCo, Inc.
Term Loan B, 8.154%, 3M LIBOR + 3.750%, 12/01/27	460,242	426,107
Digicel International Finance, Ltd.
Exit Term Loan B, 7.634%, 1M LIBOR + 3.250%, 05/28/24	1,529,508	1,291,160
Frontier Communications Corp.
DIP Term Loan B, 8.500%, 3M LIBOR + 3.750%, 05/01/28	691,680	662,283
Intelsat Jackson Holdings S.A.
Exit Term Loan B, 7.445%, 3M TSFR + 4.250%, 02/01/29	1,143,508	1,106,916
Zayo Group Holdings, Inc.
Term Loan, 7.384%, 1M LIBOR + 3.000%, 03/09/27	1,579,117	1,284,567

		5,038,758

Transportation—0.0%
AIT Worldwide Logistics, Inc.
Term Loan, 8.491%, 3M LIBOR + 4.750%, 04/06/28	294,275	271,224

Total Floating Rate Loans (Cost $92,710,363)		88,046,756

Convertible Bonds—0.5%

Airlines—0.0%
Air France-KLM 6.500%, 11/23/25 (EUR)	100,000	105,004

Commercial Services—0.0%
Nexi S.p.A.
Zero Coupon, 02/24/28 (EUR)	100,000	76,547

Engineering & Construction—0.0%
Cellnex Telecom S.A. 0.750%, 11/20/31 (EUR)	300,000	231,506

Internet—0.1%
Uber Technologies, Inc.
Zero Coupon, 12/15/25	777,000	654,433

Lodging—0.0%
Accor S.A. 0.700%, 12/07/27 (EUR)	80,400	35,294

Media—0.4%
Cable One, Inc.
Zero Coupon, 03/15/26	230,000	180,665
1.125%, 03/15/28 (a)	532,000	395,276
Liberty Broadband Corp. 1.250%, 09/30/50 (144A) (a)	997,000	962,105
2.750%, 09/30/50 (144A)	1,858,000	1,809,602

		3,347,648

Total Convertible Bonds (Cost $5,128,526)		4,450,432

Common Stocks—0.5%

Building Products—0.0%
Azek Co., Inc. (The) (a) (k)	452	9,185

Chemicals—0.1%
Diversey Holdings, Ltd. (a) (k)	82,488	351,399
Element Solutions, Inc.	36,277	659,878

		1,011,277

Containers & Packaging—0.1%
Ardagh Metal Packaging S.A.	75,788	364,540

IT Services—0.0%
Block, Inc. (a) (k)	2,424	152,324
Twilio, Inc. - Class A (k)	1,208	59,144

		211,468

Media—0.0%
Clear Channel Outdoor Holdings, Inc. (k)	37,855	39,748

Metals & Mining—0.1%
Constellium SE (a) (k)	71,641	847,513

Oil, Gas & Consumable Fuels—0.1%
Cheniere Energy, Inc.	2,446	366,802
Chesapeake Energy Corp.	6,550	618,124

		984,926

Road & Rail—0.0%
Uber Technologies, Inc. (k)	8,003	197,914

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—0.1%
Informatica, Inc. - Class A (a)(k)	27,646	$450,353

Total Common Stocks (Cost $5,833,276)		4,116,924

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	2,229,000	7,802

Total Escrow Shares (Cost $0)		7,802

Short-Term Investment — 1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $10,447,793; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $10,654,686.	10,445,704	10,445,704

Total Short-Term Investments (Cost $10,445,704)		10,445,704

Securities Lending Reinvestments (l)—8.3%

Certificates of Deposit—1.5%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (b)	1,000,000	1,001,351
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (b)	1,000,000	1,000,018
4.810%, SOFR + 0.510%, 03/15/23 (b)	1,000,000	1,000,420
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (b)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.830%, SOFR + 0.530%, 02/01/23 (b)	2,000,000	2,000,418
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (b)	2,000,000	2,000,789
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (b)	1,000,000	999,984
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (b)	2,000,000	2,003,036
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (b)	1,000,000	1,000,000

		12,006,087

Commercial Paper—0.7%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (b)	1,000,000	1,000,253
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (b)	1,000,000	1,001,362
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (b)	2,000,000	2,000,540

Commercial Paper—(Continued)
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (b)	2,000,000	$2,000,000

		6,002,155

Repurchase Agreements—3.2%
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $6,605,480; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $6,740,228.	6,602,325	6,602,325
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $7,003,360; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $7,167,085.	7,000,000	7,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $500,236; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $510,903.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,700,829; collateralized by various Common Stock with an aggregate market value of $1,891,840.	1,700,000	1,700,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $5,002,450; collateralized by various Common Stock with an aggregate market value of $5,564,235.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,300,637; collateralized by various Common Stock with an aggregate market value of $1,447,149.	1,300,000	1,300,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $4,001,956; collateralized by various Common Stock with an aggregate market value of $4,458,228.	4,000,000	4,000,000

		26,102,325

Mutual Funds—2.9%
Allspring Government Money Market Fund, Select Class 4.090% (m)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (m)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (m)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (m)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (m)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (l)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
HSBC U.S. Government Money Market Fund, Class I 4.130% (m)	5,000,000	$5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (m)	6,000,000	6,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (m)	1,000,000	1,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $68,102,348)		68,110,567

Total Purchased Options—0.1% (n) (Cost $421,223)		431,169
Total Investments—106.8% (Cost $971,651,438)		877,822,907
Unfunded Loan Commitments—(0.1)% (Cost $(563,261))		(563,261)
Net Investments—106.7% (Cost $971,088,177)		877,259,646
Other assets and liabilities (net)—(6.7)%		(55,576,037)

Net Assets—100.0%		$821,683,609

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $2,714,566, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $91,902,123 and the collateral received consisted of cash in the amount of $68,102,353 and non-cash collateral with a value of $27,374,506. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after December 31, 2022, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(m)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $528,964,400, which is 64.4% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Magenta Buyer LLC, 9.170%, 07/27/28	05/03/21-02/15/22	$1,663,806	$1,655,322	$1,432,953
Magenta Buyer LLC, 12.670%, 07/27/29	05/03/21-07/28/21	1,089,000	1,076,185	860,310
Quorum Health Corp., 12.034%, 04/29/25	07/07/20-11/30/22	596,183	599,863	421,303

				$2,714,566

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	13,561,000	DBAG	03/15/23	USD	14,519,410	$(66,581)
EUR	782,339	SCB	03/15/23	USD	837,635	(3,835)
GBP	2,029,000	WBC	03/15/23	USD	2,481,242	24,016

Net Unrealized Depreciation						$(46,400)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/17/23	(11)	USD	(2,123,550)	$90,285
U.S. Treasury Long Bond Futures	03/22/23	(15)	USD	(1,880,156)	12,467
U.S. Treasury Note 10 Year Futures	03/22/23	(73)	USD	(8,197,672)	24,998
U.S. Treasury Note 5 Year Futures	03/31/23	(6)	USD	(647,578)	271
U.S. Treasury Ultra Long Bond Futures	03/22/23	(106)	USD	(14,237,125)	12,930

Net Unrealized Appreciation					$140,951

Purchased Options

Exchange-Traded Options		Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Euro STOXX 50 Index Futures Contracts	EUR	3,725.000	01/20/23	5	EUR	50	$3,246	$1,943	$(1,303)
Put - SPDR S&P 500 ETF Trust	USD	380.000	01/20/23	713	USD	71,300	417,977	429,226	11,249

							$421,223	$431,169	$9,946

Written Options

Exchange-Traded Options		Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Euro STOXX 50 Index Futures Contracts	EUR	3,550.000	01/20/23	(5)	EUR	(50)	$(1,706)	$(492)	$1,214
Put - SPDR S&P 500 ETF Trust	USD	360.000	01/20/23	(713)	USD	(71,300)	(160,984)	(94,829)	66,155

							$(162,690)	$(95,321)	$67,369

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ITRX.FINSUB.38.V1	(1.000%)	Quarterly	12/20/27	1.729%	EUR	92,000	$3,184	$7,137	$(3,952)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.39.V1	5.000%	Quarterly	12/20/27	4.841%	USD	3,485,860	$21,466	$(68,588)	$90,055

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	17.044%	EUR	1,762	$(459)	$(409)	$(50)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	17.044%	EUR	4,952	(1,289)	(1,148)	(141)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	CBNA	17.044%	EUR	1,437	(374)	(343)	(31)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	JPMC	17.044%	EUR	1,849	(481)	(431)	(50)
CMA CGM S.A 7.500%, due 01/15/26	5.000%	Quarterly	06/20/27	JPMC	4.101%	EUR	30,000	1,081	996	85
CMA CGM S.A 7.500%, due 01/15/26	5.000%	Quarterly	06/20/27	JPMC	4.101%	EUR	15,000	540	498	42
CMA CGM S.A. 7.500%, due 01/15/26	5.000%	Quarterly	06/20/27	CSI	4.101%	EUR	110,000	3,963	4,545	(582)
Casino Guichard Perrachon S.A. 4.048%, due 08/05/26	5.000%	Quarterly	06/20/23	JPMC	16.119%	EUR	50,000	(2,668)	(2,157)	(511)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	2.227%	USD	348,000	(4,020)	(5,171)	1,151
Intrum AB 3.125% due 07/15/24	5.000%	Quarterly	12/20/26	CSI	7.153%	EUR	100,000	(7,059)	6,554	(13,613)
Jaguar Land Rover Automotive plc 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	BBP	9.968%	EUR	25,380	(3,893)	894	(4,787)
Jaguar Land Rover Automotive plc 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	CSI	9.968%	EUR	24,671	(3,784)	919	(4,703)
K&S AG 3.250%, due 07/18/24	5.000%	Quarterly	12/20/26	JPMC	2.531%	EUR	60,000	5,607	4,334	1,273
Ladbrokes Group Finance plc 5.125%, due 09/08/23	1.000%	Quarterly	06/20/27	JPMC	2.900%	EUR	30,000	(2,369)	(2,995)	626
Ladbrokes Group Finance plc 5.125%, due 09/16/22	1.000%	Quarterly	06/20/27	JPMC	2.900%	EUR	110,000	(8,688)	(19,461)	10,773
Novafives SAS 5.000%, due 06/15/25	5.000%	Quarterly	06/20/23	CBNA	11.908%	EUR	40,000	(1,336)	(1,378)	42
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/25	CBNA	2.486%	EUR	10,755	(395)	(953)	558
Saipem Finance International B.V. 3.750%, due 09/08/23	5.000%	Quarterly	12/20/25	JPMC	6.057%	EUR	100,000	(2,851)	(1,935)	(916)
ThyssenKrupp AG 2.500%, due 02/25/25	5.000%	Quarterly	12/20/23	BBP	3.235%	EUR	50,000	893	826	67
Virgin Media Finance plc 3.750%, due 7/15/30	5.000%	Quarterly	12/20/25	JPMC	3.688%	EUR	30,000	1,126	2,518	(1,392)

Totals								$(26,456)	$(14,297)	$(12,159)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.
(SCB)—	Standard Chartered Bank
(WBC)—	Westpac Banking Corp.

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.FINSUB)—	Markit iTraxx Europe Subordinated Financial CDS Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(ICE)—	IntercontinentalExchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$10,507,263	$—	$10,507,263
Aerospace/Defense	—	31,490,779	—	31,490,779
Agriculture	—	1,139,765	—	1,139,765
Airlines	—	15,243,103	—	15,243,103
Apparel	—	1,229,173	—	1,229,173
Auto Manufacturers	—	10,516,786	—	10,516,786
Auto Parts & Equipment	—	10,665,324	—	10,665,324
Banks	—	12,226,089	—	12,226,089
Biotechnology	—	189,181	—	189,181
Building Materials	—	6,250,012	—	6,250,012
Chemicals	—	17,148,214	—	17,148,214
Commercial Services	—	40,132,805	—	40,132,805
Computers	—	7,079,192	—	7,079,192

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Cosmetics/Personal Care	$—	$176,889	$—	$176,889
Distribution/Wholesale	—	739,166	—	739,166
Diversified Financial Services	—	19,855,655	—	19,855,655
Electric	—	10,331,692	—	10,331,692
Electrical Components & Equipment	—	1,840,389	—	1,840,389
Electronics	—	5,557,295	—	5,557,295
Energy-Alternate Sources	—	263,123	—	263,123
Engineering & Construction	—	1,711,039	—	1,711,039
Entertainment	—	29,361,997	—	29,361,997
Environmental Control	—	6,680,505	—	6,680,505
Food	—	16,122,742	—	16,122,742
Food Service	—	2,149,320	—	2,149,320
Healthcare-Products	—	5,640,700	—	5,640,700
Healthcare-Services	—	22,487,366	—	22,487,366
Home Builders	—	3,906,766	—	3,906,766
Home Furnishings	—	784,305	—	784,305
Household Products/Wares	—	1,018,141	—	1,018,141
Housewares	—	1,715,949	—	1,715,949
Insurance	—	17,410,710	—	17,410,710
Internet	—	14,055,103	—	14,055,103
Investment Companies	—	5,384,550	—	5,384,550
Iron/Steel	—	5,899,105	—	5,899,105
Leisure Time	—	15,093,868	—	15,093,868
Lodging	—	5,139,512	—	5,139,512
Machinery-Construction & Mining	—	3,375,787	—	3,375,787
Machinery-Diversified	—	9,360,810	—	9,360,810
Media	—	45,424,865	—	45,424,865
Metal Fabricate/Hardware	—	2,106,116	—	2,106,116
Mining	—	14,284,462	—	14,284,462
Miscellaneous Manufacturing	—	1,333,721	—	1,333,721
Office/Business Equipment	—	900,080	—	900,080
Oil & Gas	—	50,298,116	—	50,298,116
Oil & Gas Services	—	4,145,257	—	4,145,257
Packaging & Containers	—	17,434,981	—	17,434,981
Pharmaceuticals	—	6,349,050	—	6,349,050
Pipelines	—	50,148,242	—	50,148,242
Real Estate	—	3,135,581	0	3,135,581
Real Estate Investment Trusts	—	18,962,090	—	18,962,090
Retail	—	18,946,016	—	18,946,016
Semiconductors	—	9,024,319	—	9,024,319
Shipbuilding	—	115,269	—	115,269
Software	—	38,241,908	—	38,241,908
Telecommunications	—	47,932,499	—	47,932,499
Toys/Games/Hobbies	—	1,411,061	—	1,411,061
Transportation	—	1,066,273	—	1,066,273
Trucking & Leasing	—	902,249	—	902,249
Water	—	171,228	—	171,228
Total Corporate Bonds & Notes	—	702,213,553	0	702,213,553
Total Floating Rate Loans (Less Unfunded Loan Commitments of $563,261)*	—	87,483,495	—	87,483,495
Total Convertible Bonds*	—	4,450,432	—	4,450,432
Total Common Stocks*	4,116,924	—	—	4,116,924
Total Escrow Shares*	—	7,802	—	7,802
Total Short-Term Investment*	—	10,445,704	—	10,445,704
Securities Lending Reinvestments
Certificates of Deposit	—	12,006,087	—	12,006,087
Commercial Paper	—	6,002,155	—	6,002,155
Repurchase Agreements	—	26,102,325	—	26,102,325

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$24,000,000	$—	$—	$24,000,000
Total Securities Lending Reinvestments	24,000,000	44,110,567	—	68,110,567
Total Purchased Options at Value	431,169	—	—	431,169
Total Net Investments	$28,548,093	$848,711,553	$0	$877,259,646

Collateral for Securities Loaned (Liability)	$—	$(68,102,353)	$—	$(68,102,353)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$24,016	$—	$24,016
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(70,416)	—	(70,416)
Total Forward Contracts	$—	$(46,400)	$—	$(46,400)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$140,951	$—	$—	$140,951
Total Written Options at Value	$(95,321)	$—	$—	$(95,321)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$90,055	$—	$90,055
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,952)	—	(3,952)
Total Centrally Cleared Swap Contracts	$—	$86,103	$—	$86,103
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$13,210	$—	$13,210
OTC Swap Contracts at Value (Liabilities)	—	(39,666)	—	(39,666)
Total OTC Swap Contracts	$—	$(26,456)	$—	$(26,456)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b) (c)	$877,259,646
Cash	1,051,826
Cash collateral (d)	1,524,000
OTC swap contracts at market value (e)	13,210
Unrealized appreciation on forward foreign currency exchange contracts	24,016
Receivable for:
Investments sold	678,174
Fund shares sold	19,533
Dividends and interest	12,617,310
Variation margin on futures contracts	83,179
Interest on OTC swap contracts	1,310
Prepaid expenses	3,466
Other assets	32,074

Total Assets	893,307,744
Liabilities
Cash due to custodian denominated in foreign currencies (f)	105,477
Written options at value (g)	95,321
OTC swap contracts at market value (h)	39,666
Unrealized depreciation on forward foreign currency exchange contracts	70,416
Collateral for securities loaned	68,102,353
Payables for:
Investments purchased	2,126,547
Fund shares redeemed	119,719
Variation margin on centrally cleared swap contracts	449
Accrued Expenses:
Management fees	415,016
Distribution and service fees	115,118
Deferred trustees’ fees	163,276
Other expenses	270,777

Total Liabilities	71,624,135

Net Assets	$821,683,609

Net Assets Consist of:
Paid in surplus	$916,014,689
Distributable earnings (Accumulated losses)	(94,331,080)

Net Assets	$821,683,609

Net Assets
Class A	$296,013,574
Class B	525,670,035
Capital Shares Outstanding*
Class A	43,080,191
Class B	77,863,585
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.87
Class B	6.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $971,088,177.
(b)	Includes securities loaned at value of $91,902,123.
(c)	Investments at value is net of unfunded loan commitments of $563,261.
(d)	Includes collateral of $1,038,000 for futures contracts, $346,000 for centrally cleared swap contracts, $100,000 for exchange-traded options and $40,000 for OTC swap contracts.
(e)	Net premium paid on OTC swap contracts was $13,717.
(f)	Identified cost of cash due to custodian denominated in foreign currencies was $104,808.
(g)	Premiums received on written options were $162,690.
(h)	Net premium received on OTC swap contracts was $28,014.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$463,377
Interest	51,045,062
Securities lending income	303,764

Total investment income	51,812,203
Expenses
Management fees	5,323,390
Administration fees	56,906
Custodian and accounting fees	290,144
Distribution and service fees—Class B	1,392,579
Audit and tax services	85,903
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	43,548
Insurance	6,934
Miscellaneous	18,507

Total expenses	7,272,565
Less management fee waiver	(193,616)

Net expenses	7,078,949

Net Investment Income	44,733,254

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(32,624,766)
Purchased options	23,108
Futures contracts	1,974,160
Written options	53,362
Swap contracts	93,073
Foreign currency transactions	63,732
Forward foreign currency transactions	2,285,240

Net realized gain (loss)	(28,132,091)

Net change in unrealized appreciation (depreciation) on:
Investments	(119,427,526)
Purchased options	15,502
Futures contracts	142,301
Written options	62,585
Swap contracts	3,248
Foreign currency transactions	17,360
Forward foreign currency transactions	214,089

Net change in unrealized appreciation (depreciation)	(118,972,441)

Net realized and unrealized gain (loss)	(147,104,532)

Net Increase (Decrease) in Net Assets From Operations	$(102,371,278)

(a)	Net of foreign withholding taxes of $8,185.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$44,733,254	$39,895,606
Net realized gain (loss)	(28,132,091)	26,187,996
Net change in unrealized appreciation (depreciation)	(118,972,441)	(17,948,143)

Increase (decrease) in net assets from operations	(102,371,278)	48,135,459

From Distributions to Shareholders
Class A	(17,105,840)	(16,217,597)
Class B	(28,103,675)	(21,336,484)

Total distributions	(45,209,515)	(37,554,081)

Increase (decrease) in net assets from capital share transactions	(34,907,540)	159,950,991

Total increase (decrease) in net assets	(182,488,333)	170,532,369

Net Assets
Beginning of period	1,004,171,942	833,639,573

End of period	$821,683,609	$1,004,171,942

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	922,824	$6,778,645	2,566,853	$20,670,733
Reinvestments	2,519,270	17,105,840	2,047,676	16,217,597
Redemptions	(8,891,964)	(64,467,804)	(4,336,907)	(34,825,560)

Net increase (decrease)	(5,449,870)	$(40,583,319)	277,622	$2,062,770

Class B
Sales	10,842,297	$77,478,203	23,484,871	$185,875,955
Reinvestments	4,207,137	28,103,675	2,735,447	21,336,484
Redemptions	(14,260,247)	(99,906,099)	(6,250,560)	(49,324,218)

Net increase (decrease)	789,187	$5,675,779	19,969,758	$157,888,221

Increase (decrease) derived from capital shares transactions		$(34,907,540)		$159,950,991

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.08	$7.98	$7.84	$7.25	$7.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.36	0.38	0.41	0.42
Net realized and unrealized gain (loss)	(1.21)	0.08	0.19	0.65	(0.61)

Total income (loss) from investment operations	(0.83)	0.44	0.57	1.06	(0.19)

Less Distributions
Distributions from net investment income	(0.38)	(0.34)	(0.43)	(0.47)	(0.40)

Total distributions	(0.38)	(0.34)	(0.43)	(0.47)	(0.40)

Net Asset Value, End of Period	$6.87	$8.08	$7.98	$7.84	$7.25

Total Return (%) (b)	(10.17)	5.54	7.76	15.05	(2.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.68	0.68	0.69
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (c)	0.64	0.64	0.66	0.68	0.69
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.64	0.64	0.66	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	5.18	4.42	5.09	5.31	5.43
Portfolio turnover rate (%)	42	48	85	79	72
Net assets, end of period (in millions)	$296.0	$392.0	$385.0	$384.5	$385.5

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.94	$7.86	$7.73	$7.15	$7.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.33	0.36	0.38	0.39
Net realized and unrealized gain (loss)	(1.17)	0.07	0.18	0.66	(0.60)

Total income (loss) from investment operations	(0.82)	0.40	0.54	1.04	(0.21)

Less Distributions
Distributions from net investment income	(0.37)	(0.32)	(0.41)	(0.46)	(0.38)

Total distributions	(0.37)	(0.32)	(0.41)	(0.46)	(0.38)

Net Asset Value, End of Period	$6.75	$7.94	$7.86	$7.73	$7.15

Total Return (%) (b)	(10.33)	5.18	7.51	14.85	(2.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	0.93	0.93	0.94
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	0.91	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (c)	0.89	0.89	0.91	0.93	0.94
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.89	0.89	0.91	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	4.96	4.17	4.83	5.06	5.19
Portfolio turnover rate (%)	42	48	85	79	72
Net assets, end of period (in millions)	$525.7	$612.2	$448.7	$344.7	$250.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio had open unfunded loan commitments of $563,261. At December 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $105,477 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2022. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $10,445,704. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,102,325. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(636,519)	$—	$—	$—	$(636,519)
Convertible Bonds	(1,375,330)	—	—	—	(1,375,330)
Corporate Bonds & Notes	(66,090,504)	—	—	—	(66,090,504)
Total Borrowings	$(68,102,353)	$—	$—	$—	$(68,102,353)
Gross amount of recognized liabilities for securities lending transactions					$(68,102,353)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign

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currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing

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sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not

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otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$50,666
Credit	OTC swap contracts at market value (c)	13,210	OTC swap contracts at market value (c)	$39,666
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	90,055	Unrealized depreciation on centrally cleared swap contracts (a) (d)	3,952
Equity	Investments at market value (a) (e)	431,169	Written options at value (a)	95,321
	Unrealized appreciation on futures contracts (a) (b)	90,285
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	24,016	Unrealized depreciation on forward foreign currency exchange contracts	70,416

Total		$699,401		$209,355

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $1,310.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$893	$(893)	$—	$—
Credit Suisse International	3,963	(3,963)	—	—
JPMorgan Chase Bank N.A.	8,354	(8,354)	—	—
Westpac Banking Corp.	24,016	—	—	24,016

	$37,226	$(13,210)	$—	$24,016

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$9,661	$(893)	$(8,768)	$—
Citibank N.A.	2,105	—	(2,105)	—
Credit Suisse International	10,843	(3,963)	—	6,880
Deutsche Bank AG	66,581	—	—	66,581
JPMorgan Chase Bank N.A.	17,057	(8,354)	—	8,703
Standard Chartered Bank	3,835	—	—	3,835

	$110,082	$(13,210)	$(10,873)	$85,999

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$—	$(11,011)	$34,119	$—	$23,108
Forward foreign currency transactions . . . . .	—	—	—	2,285,240	2,285,240
Swap contracts . . . . . . . . . . . . . . . .	—	93,073	—	—	93,073
Futures contracts . . . . . . . . . . . . . . .	2,079,522	—	(105,362)	—	1,974,160
Written options . . . . . . . . . . . . . . . .	—	(8,676)	62,038	—	53,362

	$2,079,522	$73,386	$(9,205)	$2,285,240	$4,428,943

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$—	$—	$15,502	$—	$15,502
Forward foreign currency transactions . . . . .	—	—	—	214,089	214,089
Swap contracts . . . . . . . . . . . . . . . .	—	3,248	—	—	3,248
Futures contracts . . . . . . . . . . . . . . .	52,016	—	90,285	—	142,301
Written options . . . . . . . . . . . . . . . .	—	—	62,585	—	62,585

	$52,016	$3,248	$168,372	$214,089	$437,725

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$269,606
Forward foreign currency transactions . .	24,547,450
Futures contracts long . . . . . . . . . . . . .	4,775,094
Futures contracts short . . . . . . . . . . . . .	(13,314,644)
Swap contracts . . . . . . . . . . . . . . . . . .	3,804,121
Written options . . . . . . . . . . . . . . . . .	(129,850)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-47

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$365,665,638	$0	$386,895,382

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc., the subadviser to the Portfolio, that amounted to $389,552 in sales of investments, which are included above, and resulted in net realized gains of $16,552.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $5,323,390.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2022.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-48

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$975,904,532

Gross unrealized appreciation	3,554,613
Gross unrealized (depreciation)	(102,132,041)

Net unrealized appreciation (depreciation)	$(98,577,428)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$45,209,515	$37,554,081	$—	$—	$45,209,515	$37,554,081

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$48,029,980	$—	$(98,565,146)	$(43,632,637)	$(94,167,803)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $5,751,739 and accumulated long-term capital losses of $37,880,898.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end

BHFTI-49

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-50

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-51

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-52

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-53

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, equal to the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-57

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned -19.89% and -20.15%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Portfolio Index¹, returned -16.96%.

MARKET ENVIRONMENT/CONDITIONS

There was no disguising the woeful performance in 2022. Investors braced against stark price declines in equity and bond markets for most of the year before a fourth quarter rally finally offered some relief. Early in the period, markets treaded cautiously as the Russia-Ukraine conflict and mounting inflationary pressures spurred economic uncertainty and volatility. U.S. Federal Reserve (the “Fed”) concern over elevated price levels prompted the Fed to raise the Fed Funds rate in March for the first time in more than three years.

Market conditions continued to worsen in the second quarter. Consumer Price Index (“CPI”) data pointed to persistently high prices and emboldened the Fed to implement progressive rate increases in May and June in an effort to curb the inflationary threat. Under a monetary tightening environment, the yield on the 10-year U.S. Treasury rose by 1.50% in the first half of year and upended fixed income markets. Equities were no safe haven for investors and slid further as recessionary fears emerged in the period. Economic growth retreated as the real growth domestic product (“GDP”) rate contracted during the first and second quarters by 1.4% and 0.6%, respectively on an annualized basis.

A tumultuous market carried on into the third quarter. Despite a deceleration in the rate of price increases for headline CPI, the Fed pressed forward with 0.75% rate hikes in July and September. Concern of a prolonged policy tightening cycle and a slowdown in economic growth appeared to support the prospect the worst may not be over and extended bond and equity market losses through the first nine months of the year.

Overall, markets rebounded to close out the final quarter of 2022. Declines in year-over-year CPI levels signaled a potential easing of inflation and bolstered investor expectations the Fed may begin to scale back on future rate hikes. While equities and bonds saw positive results during the quarter, the damage for the year had already been solidified.

In 2022, the S&P 500 Index returned -18.11%. International equities and emerging market equities, as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, returned -14.45% and -20.09%, respectively. Within U.S. fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the year ended December 31, 2022.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Aggressive Portfolio Index. Performance weakness occurred within the underlying mid cap, small cap, and non-U.S. equity portfolios.

Performance from the underlying mid cap and small cap equity portfolios was a detractor for the period, while large cap equity outperformed over the year. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to Energy and an underweight to the Communication Services sectors, and positive selection within Health Care. The T. Rowe Price Large Cap Value Portfolio exceeded its benchmark by 2.6%. An underweight to Communication Services and positive security selection across the Financials, Consumer Staples, Consumer Discretionary, and Information Technology (“IT”) sectors benefited relative results. The T. Rowe Price Growth Portfolio, on the other hand, underperformed its benchmark by 11.3%. Leading relative detractors were weak security selection in the Consumer Discretionary, IT, and Communication Services sectors. An overweight to Communication Services and Consumer Discretionary, and an underweight to Consumer Staples, further detracted from results. In mid cap, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 35.7%. The largest relative detractors were a result of weak security selection in the IT and Consumer Discretionary sectors and an overweight to Communication Services. The Frontier Mid Cap Growth Portfolio underperformed by 1.4% versus its benchmark. Negative security selection and an underweight to Energy were primary detractors over the period. Weak security selection in Financials and IT further pressured results. Within small cap equities, the Invesco Small Cap Growth Portfolio lagged its benchmark by 8.7%. Selection in the Health Care, Industrials, and Materials sectors were primarily responsible for the relative underperformance. The Neuberger Berman Genesis Portfolio underperformed by 4.7% versus its benchmark. Results were pressured by an underweight to the Energy sector and an overweight to the IT sector. The Loomis Sayles Small Cap Growth Portfolio outperformed its benchmark by 3.4%. Positive security selection in Health Care, Financials, and IT drove relative results.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio under-

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performed its benchmark by 12.6%. At the sector level, weak security selection in Industrials, Consumer Discretionary, and Health Care were leading detractors. The Invesco Global Equity Portfolio lagged its benchmark by 13.3%. Returns were negatively impacted by a combination of weak security selection in Health Care, Communication Services, Industrials, and IT sectors, along with an overweight to Communication Services and IT, and a lack of exposure to Energy. The Harris Oakmark International Portfolio lagged its benchmark by 1.3%. Returns were negatively impacted by a lack of exposure to Energy, an overweight to Consumer Discretionary, and security selection in Financials. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	–19.89	5.44	8.94
Class B	–20.15	5.16	8.67
Dow Jones Aggressive Portfolio Index	–16.96	5.62	9.02

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
MFS Value Portfolio(Class A)	6.5
Loomis Sayles Growth Portfolio(Class A)	6.1
Invesco Comstock Portfolio(Class A)	6.0
Harris Oakmark International Portfolio(Class A)	6.0
T. Rowe Price Large Cap Value Portfolio(Class A)	6.0
Brighthouse/Dimensional International Small Company Portfolio(Class A)	5.3
Brighthouse/Wellington Core Equity Opportunities Portfolio(Class A)	5.2
T. Rowe Price Large Cap Growth Portfolio(Class A)	5.1
Jennison Growth Portfolio(Class A)	4.9
Baillie Gifford International Stock Portfolio(Class A)	4.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	46.9
International Developed Market Equities	23.6
U.S. Small Cap Equities	12.6
Emerging Market Equities	5.0
U.S. Mid Cap Equities	4.5
Global Equities	4.4
Real Estate Equities	3.0

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.74%	$1,000.00	$1,031.10	$3.79
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,029.20	$5.06
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Allspring Mid Cap Value Portfolio (Class A) (a)	1,320,828	$15,902,773
Baillie Gifford International Stock Portfolio (Class A) (b)	7,791,597	69,656,876
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,086,553	51,516,986
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,422,478	46,545,696
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	4,994,637	41,855,059
Brighthouse/Artisan International Portfolio (Class A) (a)	7,347,709	67,158,064
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	54,416	11,549,758
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	8,508,578	79,895,546
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	2,632,558	79,213,673
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	4,932,717	57,762,118
CBRE Global Real Estate Portfolio (Class A) (a)	4,684,479	44,970,997
Frontier Mid Cap Growth Portfolio (Class A) (b)	703,744	14,975,665
Harris Oakmark International Portfolio (Class A) (a)	8,057,187	90,482,212
Invesco Comstock Portfolio (Class A) (a)	6,424,527	90,521,589
Invesco Global Equity Portfolio (Class A) (a)	1,964,070	37,003,087
Invesco Small Cap Growth Portfolio (Class A) (a)	3,645,532	26,612,380
Jennison Growth Portfolio (Class A) (b)	7,900,349	73,868,265
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,838,745	31,368,136
Loomis Sayles Growth Portfolio (Class A) (a)	8,570,265	92,473,163
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	4,488,483	42,595,706

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	4,651,763	51,634,571
MFS Value Portfolio (Class A) (b)	6,646,135	99,093,875
Morgan Stanley Discovery Portfolio (Class A) (a)	1,472,873	5,965,136
Neuberger Berman Genesis Portfolio (Class A) (b)	1,004,136	17,582,421
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,793,121	33,948,437
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	5,464,289	77,046,469
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	3,144,518	90,467,772
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,393,664	11,595,283
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	1,609,231	26,986,804
VanEck Global Natural Resources Portfolio (Class A) (b)	2,379,539	30,243,937
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	391,421	7,898,885

Total Mutual Funds (Cost $1,777,411,617)		1,518,391,339

Total Investments—100.0% (Cost $1,777,411,617)		1,518,391,339
Other assets and liabilities (net)—0.0%		(541,912)

Net Assets—100.0%		$1,517,849,427

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,518,391,339	$—	$—	$1,518,391,339
Total Investments	$1,518,391,339	$—	$—	$1,518,391,339

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$1,518,391,339
Receivable for:
Affiliated investments sold	448,675
Fund shares sold	34,697

Total Assets	1,518,874,711
Liabilities
Payables for:
Fund shares redeemed	483,372
Accrued Expenses:
Management fees	97,597
Distribution and service fees	193,706
Deferred trustees’ fees	197,138
Other expenses	53,471

Total Liabilities	1,025,284

Net Assets	$1,517,849,427

Net Assets Consist of:
Paid in surplus	$1,498,116,195
Distributable earnings (Accumulated losses)	19,733,232

Net Assets	$1,517,849,427

Net Assets
Class A	$624,246,664
Class B	893,602,763
Capital Shares Outstanding*
Class A	60,674,475
Class B	87,428,806
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.29
Class B	10.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,777,411,617.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Affiliated Underlying Portfolios	$20,474,949

Total investment income	20,474,949
Expenses
Management fees	1,204,410
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class B	2,455,598
Audit and tax services	32,944
Legal	45,080
Trustees’ fees and expenses	9,574
Miscellaneous	8,349

Total expenses	3,813,187

Net Investment Income	16,661,762

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	14,274,937
Capital gain distributions from affiliated investments	251,886,261

Net realized gain (loss)	266,161,198

Net change in unrealized depreciation on affiliated investments	(685,134,784)

Net realized and unrealized gain (loss)	(418,973,586)

Net Increase (Decrease) in Net Assets From Operations	$(402,311,824)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,661,762	$14,036,470
Net realized gain (loss)	266,161,198	155,320,415
Net change in unrealized appreciation (depreciation)	(685,134,784)	159,968,118

Increase (decrease) in net assets from operations	(402,311,824)	329,325,003

From Distributions to Shareholders
Class A	(70,016,904)	(70,294,881)
Class B	(99,463,437)	(101,698,683)

Total distributions	(169,480,341)	(171,993,564)

Increase (decrease) in net assets from capital share transactions	55,020,631	6,646,047

Total increase (decrease) in net assets	(516,771,534)	163,977,486

Net Assets
Beginning of period	2,034,620,961	1,870,643,475

End of period	$1,517,849,427	$2,034,620,961

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	823,128	$9,417,989	953,644	$13,497,324
Reinvestments	6,946,121	70,016,904	5,093,832	70,294,881
Redemptions	(4,385,037)	(50,427,213)	(4,425,739)	(63,139,695)

Net increase (decrease)	3,384,212	$29,007,680	1,621,737	$20,652,510

Class B
Sales	2,603,162	$30,696,855	3,864,158	$54,690,325
Reinvestments	9,916,594	99,463,437	7,407,042	101,698,683
Redemptions	(9,130,280)	(104,147,341)	(12,053,765)	(170,395,471)

Net increase (decrease)	3,389,476	$26,012,951	(782,565)	$(14,006,463)

Increase (decrease) derived from capital shares transactions		$55,020,631		$6,646,047

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.45	$13.36	$12.82	$11.45	$13.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.12	0.17	0.15	0.17
Net realized and unrealized gain (loss)	(3.03)	2.27	1.86	2.85	(1.38)

Total income (loss) from investment operations	(2.90)	2.39	2.03	3.00	(1.21)

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.17)	(0.24)	(0.17)
Distributions from net realized capital gains	(1.06)	(1.10)	(1.32)	(1.39)	(0.49)

Total distributions	(1.26)	(1.30)	(1.49)	(1.63)	(0.66)

Net Asset Value, End of Period	$10.29	$14.45	$13.36	$12.82	$11.45

Total Return (%) (b)	(19.89)	18.34	19.23	27.79	(9.80)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.09	0.09	0.08
Ratio of net investment income (loss) to average net assets (%) (d)	1.15	0.85	1.44	1.21	1.26
Portfolio turnover rate (%)	10	9	13	13	12
Net assets, end of period (in millions)	$624.2	$828.1	$743.9	$667.5	$563.0

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.36	$13.28	$12.75	$11.39	$13.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.08	0.14	0.12	0.13
Net realized and unrealized gain (loss)	(3.02)	2.27	1.85	2.83	(1.37)

Total income (loss) from investment operations	(2.92)	2.35	1.99	2.95	(1.24)

Less Distributions
Distributions from net investment income	(0.16)	(0.17)	(0.14)	(0.20)	(0.14)
Distributions from net realized capital gains	(1.06)	(1.10)	(1.32)	(1.39)	(0.49)

Total distributions	(1.22)	(1.27)	(1.46)	(1.59)	(0.63)

Net Asset Value, End of Period	$10.22	$14.36	$13.28	$12.75	$11.39

Total Return (%) (b)	(20.15)	18.13	18.91	27.48	(10.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.34	0.34	0.33
Ratio of net investment income (loss) to average net assets (%) (d)	0.90	0.60	1.22	0.96	1.01
Portfolio turnover rate (%)	10	9	13	13	12
Net assets, end of period (in millions)	$893.6	$1,206.5	$1,126.8	$1,045.6	$915.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus.

These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID- 19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$326,000,931	$0	$172,029,872

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio.The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$1,204,410	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
Allspring Mid Cap Value Portfolio (Class A)	$21,173,756	$3,239,789	$(4,216,756)	$(109,442)	$(4,184,574)	$15,902,773
Baillie Gifford International Stock Portfolio (Class A)	85,123,828	17,066,057	(951,346)	(30,570)	(31,551,093)	69,656,876
BlackRock Capital Appreciation Portfolio (Class A)	77,174,468	19,823,052	(17,704)	(4,468)	(45,458,362)	51,516,986
Brighthouse Small Cap Value Portfolio (Class A)	62,686,310	9,287,394	(8,450,456)	1,218,061	(18,195,613)	46,545,696
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	50,850,238	11,166,318	(160,917)	(13,807)	(19,986,773)	41,855,059
Brighthouse/Artisan International Portfolio (Class A)	85,018,597	13,150,147	(2,111,122)	(171,948)	(28,727,610)	67,158,064
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	15,683,688	1,968,712	(2,285,998)	111,934	(3,928,578)	11,549,758
Brighthouse/Dimensional International Small Company Portfolio (Class A)	101,620,883	11,359,892	(4,155,575)	(1,614,366)	(27,315,288)	79,895,546
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	106,750,896	16,666,995	(21,773,160)	3,822,040	(26,253,098)	79,213,673
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	78,720,241	14,190,062	(6,395,456)	579,134	(29,331,863)	57,762,118
CBRE Global Real Estate Portfolio (Class A)	64,277,903	7,468,254	(4,805,273)	557,692	(22,527,579)	44,970,997
Frontier Mid Cap Growth Portfolio (Class A)	20,141,006	5,267,675	(47,113)	(22,680)	(10,363,223)	14,975,665
Harris Oakmark International Portfolio (Class A)	109,975,614	8,238,051	(3,321,425)	(1,039,944)	(23,370,084)	90,482,212
Invesco Comstock Portfolio (Class A)	120,662,022	15,960,333	(30,913,063)	5,470,999	(20,658,702)	90,521,589
Invesco Global Equity Portfolio (Class A)	50,966,249	8,100,369	(54,152)	13,043	(22,022,422)	37,003,087
Invesco Small Cap Growth Portfolio (Class A)	34,845,063	13,423,087	(49,062)	(60,058)	(21,546,650)	26,612,380
Jennison Growth Portfolio (Class A)	110,500,792	28,209,383	(50,349)	(9,603)	(64,781,958)	73,868,265
JPMorgan Small Cap Value Portfolio (Class A)	42,264,093	12,182,892	(5,548,772)	(1,034,042)	(16,496,035)	31,368,136
Loomis Sayles Growth Portfolio (Class A)	128,682,806	9,119,155	(603,297)	145,467	(44,870,968)	92,473,163
Loomis Sayles Small Cap Growth Portfolio (Class A)	55,305,269	12,599,145	(2,441,966)	(1,055,935)	(21,810,807)	42,595,706
MFS Research International Portfolio (Class A)	66,231,647	4,874,893	(3,178,628)	154,859	(16,448,200)	51,634,571
MFS Value Portfolio (Class A)	131,615,032	17,357,162	(24,176,712)	(1,584,836)	(24,116,771)	99,093,875
Morgan Stanley Discovery Portfolio (Class A)	8,463,431	7,634,740	(114,665)	(185,743)	(9,832,627)	5,965,136
Neuberger Berman Genesis Portfolio (Class A)	24,037,798	3,398,167	(1,900,191)	405,761	(8,359,114)	17,582,421
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	4,2670,697	1,143,001	(367,050)	(338)	(9,497,873)	33,948,437
T. Rowe Price Large Cap Growth Portfolio (Class A)	116,752,143	28,201,433	(52,636)	(21,889)	(67,832,582)	77,046,469
T. Rowe Price Large Cap Value Portfolio (Class A)	120,447,192	13,936,583	(24,391,296)	3,381,640	(22,906,347)	90,467,772
T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,544,579	2,135,140	(496,057)	(174,593)	(5,413,786)	11,595,283
T. Rowe Price Small Cap Growth Portfolio (Class A)	35,880,346	5,850,208	(1,357,180)	(322,052)	(13,064,518)	26,986,804
VanEck Global Natural Resources Portfolio (Class A)	40,703,240	1,830,038	(15,314,764)	5,508,940	(2,483,517)	30,243,937
Victory Sycamore Mid Cap Value Portfolio (Class A)	10,510,300	1,152,804	(2,327,731)	361,681	(1,798,169)	7,898,885

	$2,035,280,127	$326,000,931	$(172,029,872)	$14,274,937	$(685,134,784)	$1,518,391,339

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
Allspring Mid Cap Value Portfolio (Class A)	$3,124,083	$115,707	1,320,828
Baillie Gifford International Stock Portfolio (Class A)	6,337,413	814,715	7,791,597
BlackRock Capital Appreciation Portfolio (Class A)	15,999,308	—	2,086,553
Brighthouse Small Cap Value Portfolio (Class A)	8,824,656	462,738	3,422,478
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	6,412,853	457,162	4,994,637
Brighthouse/Artisan International Portfolio (Class A)	11,975,816	693,017	7,347,709
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,846,481	122,231	54,416
Brighthouse/Dimensional International Small Company Portfolio (Class A)	9,101,126	2,219,240	8,508,578
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	15,414,495	1,252,500	2,632,558
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	13,720,610	469,452	4,932,717
CBRE Global Real Estate Portfolio (Class A)	4,712,549	2,165,968	4,684,479
Frontier Mid Cap Growth Portfolio (Class A)	4,644,600	—	703,744
Harris Oakmark International Portfolio (Class A)	5,021,459	2,274,292	8,057,187
Invesco Comstock Portfolio (Class A)	13,873,121	2,087,212	6,424,527
Invesco Global Equity Portfolio (Class A)	5,738,342	—	1,964,070
Invesco Small Cap Growth Portfolio (Class A)	8,717,477	—	3,645,532
Jennison Growth Portfolio (Class A)	20,377,118	—	7,900,349
JPMorgan Small Cap Value Portfolio (Class A)	11,768,615	414,277	2,838,745
Loomis Sayles Growth Portfolio (Class A)	8,967,655	—	8,570,265
Loomis Sayles Small Cap Growth Portfolio (Class A)	10,021,731	—	4,488,483
MFS Research International Portfolio (Class A)	3,731,638	1,142,787	4,651,763
MFS Value Portfolio (Class A)	15,490,402	1,866,760	6,646,135
Morgan Stanley Discovery Portfolio (Class A)	3,149,641	—	1,472,873
Neuberger Berman Genesis Portfolio (Class A)	3,393,791	—	1,004,136
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	932,474	3,793,121
T. Rowe Price Large Cap Growth Portfolio (Class A)	18,933,060	—	5,464,289
T. Rowe Price Large Cap Value Portfolio (Class A)	12,114,197	1,822,386	3,144,518
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,123,609	—	1,393,664
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,357,042	63,293	1,609,231
VanEck Global Natural Resources Portfolio (Class A)	—	939,313	2,379,539
Victory Sycamore Mid Cap Value Portfolio (Class A)	993,373	159,425	391,421

	$251,886,261	$20,474,949

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,782,177,629

Gross unrealized appreciation	20,289,426
Gross unrealized (depreciation)	(284,075,716)

Net unrealized appreciation (depreciation)	$(263,786,290)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,096,371	$23,909,838	$145,383,970	$148,083,726	$169,480,341	$171,993,564

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$44,868,945	$238,847,716	$(263,786,290)	$—	$19,930,371

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Asset Allocation 100 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-16

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted that the Portfolio underperformed its benchmark, the Dow Jones Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed By Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the Brighthouse Balanced Plus Portfolio returned -21.81%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

Geopolitics took center stage in 2022, as Russia invaded Ukraine at the beginning of the year. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine, and the subsequent imposition of financial sanctions, added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening yield curves.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., Consumer Price Index (“CPI”) increased 8.6% year-on-year in May. This prompted the U.S. Federal Reserve (the “Fed”) to hike interest rates by 0.75% in June, the first time for such a high increase since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 0.75% policy rate hike in November, the Fed adjusted its policy rate upward by 0.50% in December, while advancing its terminal rate projection to 5.1% by the end of 2023.

TOTAL PORTFOLIO REVIEW/ PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period. The Portfolio ended the period with approximately 39% exposure to equities and 40% exposure to fixed income.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio underperformed its benchmark over the period. Performance weakness within the underlying mid cap equity, small cap equity, and non-U.S. equity portfolios offset strength within the underlying fixed income and large cap equity portfolios.

The underlying fixed income portfolios added to relative performance. In a rising interest rate environment over the period, the Brighthouse/Eaton Vance Floating Rate Portfolio was the top performing portfolio on an absolute basis. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 17.7% for the year. The portfolio’s underweight duration positioning in the euro area, the United Kingdom, and Japan benefited results along with currency management in the euro and Japanese yen. The BlackRock High Yield Portfolio outpaced its benchmark by 1.0%. An allocation to bank loans and investment grade bonds, an underweight to retailers and media & entertainment industries, and an underweight to BB-rated bonds all contributed to relative results. Conversely, the Western Asset Management Strategic Bond Opportunities Portfolio underperformed by 3.6% against its benchmark. The portfolio’s tactical positioning in high yield bonds and bank loans, along with duration and yield curve management detracted from relative performance.

Performance from the underlying domestic equity portfolios was mixed for the period. Mid cap and small cap equities underperformed, while large cap equities were a positive contributor to relative performance. Within large cap, the Invesco Comstock Portfolio was a primary contributor and outperformed its benchmark by 8.4%. Key performance drivers were an overweight to the Energy sector and an underweight to the Communication Services sector, and positive selection within the Health Care sector. The T. Rowe Price Large Cap Value Portfolio exceeded its benchmark by 2.6%. An underweight to the Communication Services sector and positive security selection across the Financials, Consumer Staples, Consumer Discretionary, and Information Technology (“IT”) sectors benefited relative results. The Jennison Growth Portfolio, on the other hand,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed By Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

underperformed its benchmark by 9.7%. Leading relative detractors were weak security selection in the IT and Communication Services sectors and an overweight to Consumer Discretionary. In mid cap, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 35.7%. The largest relative detractors were a result of weak security selection in the IT and Consumer Discretionary sectors and an overweight to the Communication Services sector. The Frontier Mid Cap Growth Portfolio underperformed by 1.4% versus its benchmark. Negative security selection and an underweight to the Energy sector were primary detractors over the period. Weak security selection in Financials and IT further pressured results. Within small cap equities, the Invesco Small Cap Growth Portfolio lagged its benchmark by 8.7%. Selection in the Health Care, Industrials, and Materials sectors were primarily responsible for the relative underperformance. The Neuberger Berman Genesis Portfolio underperformed by 4.7% versus its benchmark. Results were pressured by an underweight to the Energy sector and an overweight to the IT sector. The T. Rowe Price Small Cap Growth Portfolio outperformed its benchmark by 4.1%. Positive security selection drove results with the Health Care, Industrials, IT, and Consumer Discretionary sectors among the leading contributors.

The non-U.S. equity portfolios detracted from performance over the period. The Baillie Gifford International Stock Portfolio underperformed its benchmark by 12.6%. At the sector level, weak security selection in the Industrials, Consumer Discretionary, and Health Care sectors were leading detractors. The Invesco Global Equity Portfolio lagged its benchmark by 13.3%. Returns were negatively impacted by a combination of weak security selection in the Health Care, Communication Services, Industrials, and IT sectors, along with an overweight to the Communication Services and IT sectors, and a lack of exposure to the Energy sector. The Harris Oakmark International Portfolio lagged its benchmark by 1.3%. Returns were negatively impacted by a lack of exposure to the Energy sector, an overweight to the Consumer Discretionary sector, and security selection in the Financials sector. Within emerging market equities, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 5.5%. Negative security selection in the Energy and Consumer Discretionary sectors were the largest relative detractors over the period. At the country level, security selection in China and exposure to Russia were notable detractors.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

While the overlay sleeve portion of the Portfolio had negative absolute returns over the year ended December 31, 2022, the fixed income and equity allocations outperformed their respective benchmarks. The Portfolio dynamically adjusted its equity exposure in response to high volatility throughout 2022. The Portfolio entered the period near neutral equity exposure as volatility started to stabilize in late 2021. However, the Portfolio de-risked in late January in response to increased volatility driven by the anticipation of rising rates, high inflation, and geopolitical tension. The Portfolio remained de-risked throughout the rest of the year. Overall, the equity portion of the Portfolio outperformed relative to the S&P 500 Index driven by its underweight position to equities as equity markets experienced large drawdowns during 2022.

The Portfolio’s fixed income allocations were positive relative to the custom blended fixed income benchmark. An underweight to the long-end of the U.S. yield curve contributed to performance as U.S. rates rose sharply over the year. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit and exposure to Agency Mortgage-Backed Securities (“MBS”) detracted from performance as corporate credit spreads widened over the year and Agency MBS underperformed similar duration treasuries.

The Portfolio ended the period underweight equity exposure. The Portfolio’s fixed income exposure ended the period modestly underweight duration relative to the benchmark. Additionally, the fixed income portion of the Portfolio continued to have modest exposure to investment grade corporate credit as well as Agency MBS bonds to diversify and enhance the return potential.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed By Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio and were instrumental in obtaining specific exposures in an effort to gain from anticipated market developments. The Portfolio’s equity exposure was obtained via the use of S&P 500 e-Mini futures contracts. Currency exposure was in part implemented through the use of currency forwards. The derivatives performed as expected over the period.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Graham A. Rennison

David L. Braun

Paul-James White

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Balanced Plus Portfolio
Class B	–21.81	1.61	5.26
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
U.S. Treasury Notes	14.1
U.S. Treasury Bonds	14.0
BlackRock Bond Income Portfolio (Class A)	7.5
TCW Core Fixed Income Portfolio (Class A)	6.0
PIMCO Total Return Portfolio (Class A)	5.6
JPMorgan Core Bond Portfolio (Class A)	4.4
Harris Oakmark International Portfolio (Class A)	4.0
Western Asset Management U.S. Government Portfolio (Class A)	3.6
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.4
Baillie Gifford International Stock Portfolio (Class A)	2.9

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	64.1
International Developed Market Equities	13.2
U.S. Large Cap Equities	10.8
High Yield Fixed Income	5.9
U.S. Mid Cap Equities	5.5
U.S. Small Cap Equities	4.9
International Fixed Income	2.7
Global Equities	2.4
Emerging Market Equities	2.0
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a) (b)	Actual	0.96%	$1,000.00	$963.70	$4.75
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—71.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—71.5%
AB International Bond Portfolio (Class A) (a)	13,445,550	$103,530,731
Allspring Mid Cap Value Portfolio (Class A) (a)	10,416,550	125,415,261
Baillie Gifford International Stock Portfolio (Class A) (b)	26,065,947	233,029,567
BlackRock Bond Income Portfolio (Class A) (b)	6,677,692	600,858,722
BlackRock Capital Appreciation Portfolio (Class A) (b)	679,055	16,765,859
BlackRock High Yield Portfolio (Class A) (a)	12,007,686	82,492,800
Brighthouse Small Cap Value Portfolio (Class A) (a)	7,384,325	100,426,823
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	9,928,521	83,201,003
Brighthouse/Artisan International Portfolio (Class A) (a)	18,643,673	170,403,168
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	574,617	121,962,478
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	12,681,720	119,081,348
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	12,999,122	123,101,681
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	23,928,237	206,261,400
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	14,645,290	110,864,844
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,082,633	32,576,439
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	3,120,954	36,546,377
CBRE Global Real Estate Portfolio (Class A) (a)	7,699,282	73,913,103
Frontier Mid Cap Growth Portfolio (Class A) (b)	4,929,218	104,893,768
Harris Oakmark International Portfolio (Class A) (a)	28,977,415	325,416,366
Invesco Comstock Portfolio (Class A) (a)	650,098	9,159,874
Invesco Global Equity Portfolio (Class A) (a)	4,366,467	82,264,229
Invesco Small Cap Growth Portfolio (Class A) (a)	9,605,330	70,118,909
Jennison Growth Portfolio (Class A) (b)	2,566,539	23,997,137
JPMorgan Core Bond Portfolio (Class A) (a)	39,813,475	351,552,981
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,392,541	70,637,573
Loomis Sayles Growth Portfolio (Class A) (a)	1,858,023	20,048,063
MFS Research International Portfolio (Class A) (a)	19,687,347	218,529,555
MFS Value Portfolio (Class A) (b)	1,790,107	26,690,492
Morgan Stanley Discovery Portfolio (Class A) (a)	8,079,541	32,722,140
Neuberger Berman Genesis Portfolio (Class A) (b)	3,226,213	56,490,984
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	17,520,586	164,343,101
PIMCO Total Return Portfolio (Class A) (a)	47,130,407	454,337,127
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	8,385,664	75,051,690
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	721,737	20,764,367
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	7,403,882	61,600,298
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	5,966,673	100,061,100
TCW Core Fixed Income Portfolio (Class A) (a)	55,836,357	484,659,582
VanEck Global Natural Resources Portfolio (Class A) (b)	8,848,555	112,465,134
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	25,324,098	271,727,572
Western Asset Management U.S. Government Portfolio (Class A) (b)	28,044,771	288,580,691

Total Mutual Funds (Cost $6,634,820,583)		5,766,544,337

U.S. Treasury & Government Agencies—30.3%

Agency Sponsored Mortgage—Backed—1.9%
Fannie Mae 30 Yr. Pool 4.000%, 08/01/47	24,082	23,000
Fannie Mae 30 Yr. Pool
4.000%, 06/01/48	101,378	96,663
4.000%, 11/01/48	5,918	5,640
4.000%, 03/01/49	1,048,998	999,027
4.000%, 08/01/49	119,316	113,159
4.000%, 03/01/50	22,366,647	21,201,053
4.000%, 07/01/50	4,470,183	4,254,827
Fannie Mae Pool
2.920%, 03/01/35	2,950,000	2,415,145
3.180%, 07/01/35	2,523,492	2,207,371
Freddie Mac 30 Yr. Pool
4.000%, 05/01/48	5,295	5,049
4.000%, 03/01/50	98,277	93,708
4.000%, 05/01/50	26,574	25,075
Freddie Mac Multifamily Structured Pass-Through Certificates
3.176%, 11/25/28	3,178,505	3,075,372
Ginnie Mae 30 Yr. Pool 4.000%, TBA (d)	110,000,000	104,070,718
Uniform Mortgage-Backed Securities 30 Yr. Pool 4.000%, TBA (d)	16,000,000	15,002,559

		153,588,366

Federal Agencies—0.3%
Resolution Funding Corp. Principal Strip
Zero Coupon, 04/15/30	19,500,000	14,146,829
Tennessee Valley Authority
2.875%, 02/01/27	1,700,000	1,609,436
4.250%, 09/15/65	10,000,000	8,678,600

		24,434,865

U.S. Treasury—28.1%
U.S. Treasury Bonds
1.375%, 11/15/40	48,000,000	31,205,625
1.375%, 08/15/50 (e)	358,500,000	199,205,566
1.625%, 11/15/50	144,200,000	85,799,000
1.875%, 02/15/51	173,000,000	109,949,610
2.000%, 08/15/51	57,600,000	37,714,500
2.250%, 05/15/41	50,000,000	37,587,890
2.750%, 11/15/42	196,000,000	157,106,250
2.875%, 05/15/43	126,000,000	102,842,578
2.875%, 11/15/46	114,100,000	91,427,082
2.875%, 05/15/52 (f)	56,900,000	45,591,125
3.000%, 11/15/44	80,000,000	66,025,000
3.125%, 02/15/43	89,700,000	76,525,312
3.375%, 05/15/44	99,895,000	88,083,196
U.S. Treasury Notes 0.250%, 09/30/25	40,000,000	35,915,625
0.375%, 12/31/25	50,000,000	44,685,547
0.375%, 09/30/27	125,000,000	105,380,860
0.500%, 02/28/26 (g) (h) (j)	21,100,000	18,801,254
0.750%, 05/31/26	300,000,000	267,550,782
1.375%, 10/31/28	37,900,000	32,713,918
1.500%, 11/30/24 (g)	100,000,000	94,625,000
2.750%, 08/31/23	422,000,000	416,642,579
2.750%, 07/31/27	29,400,000	27,816,305
3.875%, 11/30/27 (f)	55,000,000	54,699,219

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
4.125%, 10/31/27 (f)	34,900,000	$35,028,149

		2,262,921,972

Total U.S. Treasury & Government Agencies (Cost $2,943,662,624)		2,440,945,203

Corporate Bonds & Notes—1.9%

Banks—1.8%
Bank of America Corp.
3.419%, 3M LIBOR + 1.040%, 12/20/28 (i)	20,000,000	18,110,587
Citigroup, Inc.
3.887%, 3M LIBOR + 1.563%, 01/10/28 (i)	20,000,000	18,689,358
Cooperative Rabobank UA 4.375%, 08/04/25	5,000,000	4,880,262
Goldman Sachs Group, Inc. (The) 3.691%, 3M LIBOR + 1.510%, 06/05/28 (i)	10,000,000	9,291,309
3.750%, 02/25/26	19,500,000	18,769,860
HSBC Holdings plc 4.300%, 03/08/26	20,000,000	19,344,833
5.250%, 03/14/44	3,000,000	2,526,962
JPMorgan Chase & Co. 3.540%, 3M LIBOR + 1.380%, 05/01/28 (i)	10,000,000	9,202,156
4.000%, SOFR + 2.745%, 04/01/25 (i)	8,000,000	6,850,000
6.125%, 3M LIBOR + 3.330%, 04/30/24 (i)	3,000,000	2,915,210
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (i)	5,100,000	4,059,737
Mizuho Financial Group, Inc. 4.254%, 3M LIBOR + 1.270%, 09/11/29 (i)	5,000,000	4,610,511
Morgan Stanley 3.591%, 3M LIBOR + 1.340%, 07/22/28 (i)	20,000,000	18,345,013
UBS Group AG 3.179%, 1Y H15 + 1.100%, 02/11/43 (144A) (i)	3,000,000	2,060,375
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (i)	8,600,000	7,702,246

		147,358,419

Diversified Financial Services—0.0%
Blackstone Holdings Finance Co. LLC
3.200%, 01/30/52 (144A)	1,300,000	829,347

Electric—0.0%
Israel Electric Corp., Ltd. 3.750%, 02/22/32 (144A)	900,000	787,176
MidAmerican Energy Co. 2.700%, 08/01/52	800,000	512,204

		1,299,380

Telecommunications—0.1%
AT&T, Inc. 3.500%, 09/15/53	2,045,000	1,380,245
3.800%, 12/01/57	1,556,000	1,073,536

		2,453,781

Security Description	Principal Amount*	Value

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,282,000	$2,053,207

Total Corporate Bonds & Notes (Cost $171,370,506)		153,994,134

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Citigroup Mortgage Loan Trust 3.000%, 11/27/51 (144A) (i)	20,952,852	17,489,911

Total Mortgage-Backed Securities (Cost $20,838,267)		17,489,911

Municipals—0.0%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	497,260
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,600,981

Total Municipals (Cost $2,512,921)		2,098,241

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $5,608,558; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $5,719,660.	5,607,437	5,607,437

Total Short-Term Investments (Cost $5,607,437)		5,607,437

Total Investments—104.0% (Cost $9,778,812,338)		8,386,679,263
Other assets and liabilities (net)—(4.0)%		(326,261,410)

Net Assets—100.0%		$8,060,417,853

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2022, the market value of securities pledged was $59,351,813.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $27,131,777.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2022

(h)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2022, the value of securities pledged amounted to $1,738,448.
(i)

Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(j)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2022, the value of securities pledged amounted to $6,580,439.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $21,166,809, which is 0.3% of net assets.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Deutsche Bank Securities, Inc.	3.750%	12/30/22	01/04/23	USD	30,661,625	$30,661,625
Deutsche Bank Securities, Inc.	4.450%	12/19/22	01/09/23	USD	102,250	102,250
Deutsche Bank Securities, Inc.	4.450%	12/20/22	01/03/23	USD	2,856,000	2,856,000
Deutsche Bank Securities, Inc.	4.450%	12/21/22	01/04/23	USD	4,176,875	4,176,875
JPMorgan Securities LLC	4.170%	11/09/22	01/09/23	USD	21,148,000	21,148,000

Total						$58,944,750

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
JPY	20,900,000	BOA	01/10/23	USD	154,251	$(5,107)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/17/23	3,551	USD	685,520,550	$(25,337,750)

Glossary of Abbreviations

Counterparties

(BOA)— Bank of America N.A.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$5,766,544,337	$—	$—	$5,766,544,337
Total U.S. Treasury & Government Agencies*	—	2,440,945,203	—	2,440,945,203
Total Corporate Bonds & Notes*	—	153,994,134	—	153,994,134
Total Mortgage-Backed Securities*	—	17,489,911	—	17,489,911
Total Municipals*	—	2,098,241	—	2,098,241
Total Short-Term Investment*	—	5,607,437	—	5,607,437
Total Investments	$5,766,544,337	$2,620,134,926	$—	$8,386,679,263

Total Reverse Repurchase Agreements (Liability)	$—	$(58,944,750)	$—	$(58,944,750)
Secured Borrowings (Liability)	$—	$(169,640,652)	$—	$(169,640,652)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(5,107)	$—	$(5,107)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(25,337,750)	$—	$—	$(25,337,750)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$2,620,134,926
Affiliated investments at value (b)	5,766,544,337
Cash denominated in foreign currencies (c)	376,667
Cash collateral for futures contracts	11,915,000
Receivable for:
Affiliated investments sold	2,795,247
Fund shares sold	4,493
Interest	15,470,384
Deferred dollar roll income	43,875
Prepaid expenses	8,993

Total Assets	8,417,293,922
Liabilities
Secured borrowings	169,640,652
Reverse repurchase agreements	58,944,750
Unrealized depreciation on forward foreign currency exchange contracts	5,107
Payables for:
TBA securities purchased	120,846,250
Fund shares redeemed	2,799,740
Interest on reverse repurchase agreements	146,299
Variation margin on futures contracts	762,274
Accrued Expenses:
Management fees	1,616,187
Distribution and service fees	1,752,047
Deferred trustees’ fees	149,473
Other expenses	213,290

Total Liabilities	356,876,069

Net Assets	$8,060,417,853

Net Assets Consist of:
Paid in surplus	$9,676,345,344
Distributable earnings (Accumulated losses)	(1,615,927,491)

Net Assets	$8,060,417,853

Net Assets
Class B	$8,060,417,853
Capital Shares Outstanding*
Class B	980,993,478
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,143,991,755.
(b)	Identified cost of affiliated investments was $6,634,820,583.
(c)	Identified cost of cash denominated in foreign currencies was $385,972.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$164,218,376
Interest	60,146,280

Total investment income	224,364,656
Expenses
Management fees	21,657,662
Administration fees	134,119
Custodian and accounting fees	140,135
Distribution and service fees—Class B	23,156,179
Interest expense	2,354,309
Audit and tax services	59,584
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	39,585
Insurance	24,298
Miscellaneous	35,940

Total expenses	47,656,466
Less management fee waiver	(309,303)

Net expenses	47,347,163

Net Investment Income	177,017,493

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(43,292,597)
Affiliated investments	(100,685,164)
Futures contracts	(498,494,606)
Foreign currency transactions	(3,159)
Forward foreign currency transactions	36,368
Capital gain distributions from affiliated investments	393,865,875

Net realized gain (loss)	(248,573,283)

Net change in unrealized appreciation (depreciation) on:
Investments	(669,293,060)
Affiliated investments	(1,635,049,976)
Futures contracts	(78,015,907)
Foreign currency transactions	(25,701)
Forward foreign currency transactions	(7,424)

Net change in unrealized appreciation (depreciation)	(2,382,392,068)

Net realized and unrealized gain (loss)	(2,630,965,351)

Net Increase (Decrease) in Net Assets From Operations	$(2,453,947,858)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$177,017,493	$141,729,624
Net realized gain (loss)	(248,573,283)	985,016,563
Net change in unrealized appreciation (depreciation)	(2,382,392,068)	(253,574,337)

Increase (decrease) in net assets from operations	(2,453,947,858)	873,171,850

From Distributions to Shareholders
Class B	(1,108,303,549)	(684,632,613)

Total distributions	(1,108,303,549)	(684,632,613)

Increase (decrease) in net assets from capital share transactions	100,802	(728,555,442)

Total increase (decrease) in net assets	(3,562,150,605)	(540,016,205)

Net Assets
Beginning of period	11,622,568,458	12,162,584,663

End of period	$8,060,417,853	$11,622,568,458

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	4,793,973	$41,900,650	4,644,051	$55,365,519
Reinvestments	130,388,653	1,108,303,549	58,969,218	684,632,613
Redemptions	(122,050,947)	(1,150,103,397)	(123,201,703)	(1,468,553,574)

Net increase (decrease)	13,131,679	$100,802	(59,588,434)	$(728,555,442)

Increase (decrease) derived from capital shares transactions		$100,802		$(728,555,442)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.01	$11.84	$12.01	$9.92	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.14	0.25	0.24	0.20
Net realized and unrealized gain (loss)	(2.76)	0.73	1.06	2.08	(0.98)

Total income (loss) from investment operations	(2.58)	0.87	1.31	2.32	(0.78)

Less Distributions
Distributions from net investment income	(0.25)	(0.28)	(0.29)	(0.23)	(0.20)
Distributions from net realized capital gains	(0.96)	(0.42)	(1.19)	0.00	(1.01)

Total distributions	(1.21)	(0.70)	(1.48)	(0.23)	(1.21)

Net Asset Value, End of Period	$8.22	$12.01	$11.84	$12.01	$9.92

Total Return (%) (b)	(21.81)	7.54	12.52	23.57	(7.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.51	0.49	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.49	0.49	0.49	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	1.91	1.18	2.19	2.18	1.79
Portfolio turnover rate (%)	26 (f)	45 (f)	76 (f)	76 (f)	54 (f)
Net assets, end of period (in millions)	$8,060.4	$11,622.6	$12,162.6	$12,014.5	$10,787.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 8%, 18%, 24%, 15%, and 24% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $5,607,437, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse

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Notes to Financial Statements—December 31, 2022—(Continued)

repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Portfolio had an outstanding reverse repurchase agreement balance for 276 days. The average amount of borrowings was $57,981,307 and the annualized weighted average interest rate was 3.582% during the 276 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2022:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Deutsche Bank Securities, Inc.	$(37,796,750)	$37,557,813	$(238,937)
JPMorgan Securities LLC	(21,148,000)	21,148,000	—

	$(58,944,750)	$58,705,813	$(238,937)

[1]	Collateral with a value of $59,351,813 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2022, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Portfolio had an outstanding secured borrowing transaction balance for 245 days. For the year ended December 31, 2022, the Portfolio’s average amount of borrowings was $60,533,777 and the weighted average interest rate was 2.688% during the 245 day period.

At December 31, 2022, the amount of the Portfolio’s outstanding borrowings was $169,640,652. Securities in the amount of $6,580,439 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2022. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2022:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral Pledged (b)	Net Amount (c)
UBS Securities LLC	($169,640,652)	$161,142,578	$6,580,439	$(1,917,635)

(a)	Represents market value of borrowings as of December 31, 2022.

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Notes to Financial Statements—December 31, 2022—(Continued)

(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(169,640,652)	$—	$—	$(169,640,652)
Reverse Repurchase Agreement
U.S. Treasury	—	(58,944,750)	—	—	(58,944,750)
Total Borrowings	$—	$(228,585,402)	$—	$—	$(228,585,402)
Gross amount of recognized liabilities for secured borrowing transactions .					$(228,585,402)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Notes to Financial Statements—December 31, 2022—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)(b)	$25,337,750
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	5,107

		$25,342,857

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$5,107	$—	$—	$5,107

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$36,368	$36,368
Futures contracts	355,390	(498,849,996)	—	(498,494,606)

	$355,390	$(498,849,996)	$36,368	$(498,458,238)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(7,424)	$(7,424)
Futures contracts	—	(78,015,907)	—	(78,015,907)

	$—	$(78,015,907)	$(7,424)	$(78,023,331)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$162,061
Futures contracts long	689,874,253
Futures contracts short	(390,364,108)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

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Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

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of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The

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Notes to Financial Statements—December 31, 2022—(Continued)

Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,782,933,377	$ 685,638,192	$2,237,017,864	$1,254,665,306

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$1,712,795,039	$1,715,049,316

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by the Subadviser) for the year ended December 31, 2022	% per annum	Average Daily Net Assets of the Overlay Portion
$17,997,378	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2022	% per annum	Average Daily Net Assets of the Base Portion
$3,660,284	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

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Notes to Financial Statements—December 31, 2022—(Continued)

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
AB International Bond Portfolio (Class A)	$145,178,510	$14,217,590	$(20,036,332)	$(3,400,950)	$(32,428,087)	$103,530,731
Allspring Mid Cap Value Portfolio (Class A)	177,424,035	26,810,791	(43,783,179)	3,445,658	(38,482,044)	125,415,261
Baillie Gifford International Stock Portfolio (Class A)	310,180,929	46,367,826	(9,571,577)	(158,579)	(113,789,032)	233,029,567
BlackRock Bond Income Portfolio (Class A)	848,194,698	20,925,544	(133,822,537)	(24,441,594)	(109,997,389)	600,858,722
BlackRock Capital Appreciation Portfolio (Class A)	25,803,664	6,301,654	(142,324)	(44,790)	(15,152,345)	16,765,859
BlackRock High Yield Portfolio (Class A)	117,423,642	4,945,901	(23,627,625)	(4,733,644)	(11,515,474)	82,492,800
Brighthouse Small Cap Value Portfolio (Class A)	144,118,288	20,819,276	(26,940,580)	4,910,630	(42,480,791)	100,426,823

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	$107,196,416	$20,127,128	$(2,517,450)	$(80,106)	$(41,524,985)	$83,201,003
Brighthouse/Artisan International Portfolio (Class A)	238,346,188	34,633,238	(22,853,716)	(735,360)	(78,987,182)	170,403,168
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	176,757,191	21,807,207	(35,124,554)	3,095,052	(44,572,418)	121,962,478
Brighthouse/Dimensional International Small Company Portfolio (Class A)	163,857,026	17,625,302	(16,965,772)	(5,715,446)	(39,719,762)	119,081,348
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	174,788,432	5,204,836	(49,343,285)	(4,291,818)	(3,256,484)	123,101,681
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	291,071,298	7,077,520	(72,242,060)	(10,056,739)	(9,588,619)	206,261,400
Brighthouse/Templeton International Bond Portfolio (Class A)	151,419,426	—	(34,461,997)	(16,209,317)	10,116,732	110,864,844
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	46,085,781	7,256,421	(11,142,392)	1,843,967	(11,467,338)	32,576,439
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	52,537,199	9,340,175	(6,587,151)	222,058	(18,965,904)	36,546,377
CBRE Global Real Estate Portfolio (Class A)	107,275,877	12,160,390	(8,982,514)	1,762,630	(38,303,280)	73,913,103
Frontier Mid Cap Growth Portfolio (Class A)	147,959,387	40,974,564	(8,389,352)	(3,149,624)	(72,501,207)	104,893,768
Harris Oakmark International Portfolio (Class A)	438,138,701	27,707,218	(47,771,741)	4,090,423	(96,748,235)	325,416,366
Invesco Comstock Portfolio (Class A)	12,971,256	1,676,827	(3,946,031)	1,337,255	(2,879,433)	9,159,874
Invesco Global Equity Portfolio (Class A)	117,666,438	17,054,397	(1,947,720)	(158,629)	(50,350,257)	82,264,229
Invesco Small Cap Growth Portfolio (Class A)	96,151,777	36,810,573	(3,410,633)	(2,061,305)	(57,371,503)	70,118,909
Jennison Growth Portfolio (Class A)	36,092,301	9,703,510	(598,108)	(191,120)	(21,009,446)	23,997,137
JPMorgan Core Bond Portfolio (Class A)	496,091,744	11,105,388	(86,043,974)	(6,764,121)	(62,836,056)	351,552,981
JPMorgan Small Cap Value Portfolio (Class A)	101,807,324	28,566,225	(19,001,058)	(3,245,910)	(37,489,008)	70,637,573
Loomis Sayles Growth Portfolio (Class A)	29,140,143	2,003,081	(1,136,494)	(243,239)	(9,715,428)	20,048,063
MFS Research International Portfolio (Class A)	305,885,419	21,802,139	(35,548,739)	4,005,705	(77,614,969)	218,529,555
MFS Value Portfolio (Class A)	37,775,188	4,896,970	(8,804,114)	847,944	(8,025,496)	26,690,492
Morgan Stanley Discovery Portfolio (Class A)	47,658,617	44,205,871	(3,675,235)	(7,660,733)	(47,806,380)	32,722,140
Neuberger Berman Genesis Portfolio (Class A)	82,445,101	11,559,860	(10,650,784)	1,961,008	(28,824,201)	56,490,984
PIMCO Inflation Protected Bond Portfolio (Class A)	235,485,816	12,122,140	(46,696,460)	(5,248,823)	(31,319,572)	164,343,101
PIMCO Total Return Portfolio (Class A)	640,567,387	16,513,620	(99,625,071)	(23,590,946)	(79,527,863)	454,337,127
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	98,729,077	2,130,760	(4,154,362)	(67,107)	(21,586,678)	75,051,690
T. Rowe Price Large Cap Value Portfolio (Class A)	29,459,914	3,339,698	(7,470,100)	124,935	(4,690,080)	20,764,367
T. Rowe Price Mid Cap Growth Portfolio (Class A)	88,167,666	12,136,856	(7,385,948)	(2,025,767)	(29,292,509)	61,600,298
T. Rowe Price Small Cap Growth Portfolio (Class A)	142,503,641	24,878,120	(14,766,246)	(2,627,351)	(49,927,064)	100,061,100
TCW Core Fixed Income Portfolio (Class A)	684,805,244	8,670,673	(109,293,172)	(8,865,837)	(90,657,326)	484,659,582
VanEck Global Natural Resources Portfolio (Class A)	159,678,291	12,042,043	(72,615,136)	24,827,828	(11,467,892)	112,465,134
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	385,317,565	18,792,480	(53,173,193)	(5,902,247)	(73,307,033)	271,727,572
Western Asset Management U.S. Government Portfolio (Class A)	406,589,666	7,674,562	(84,206,444)	(11,489,155)	(29,987,938)	288,580,691

	$8,098,746,263	$651,988,374	$(1,248,455,160)	$(100,685,164)	$(1,635,049,976)	$5,766,544,337

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
AB International Bond Portfolio (Class A)	$1,097,634	$13,119,956	13,445,550
Allspring Mid Cap Value Portfolio (Class A)	25,853,260	957,528	10,416,550
Baillie Gifford International Stock Portfolio (Class A)	22,433,941	2,884,026	26,065,947
BlackRock Bond Income Portfolio (Class A)	823,277	20,102,268	6,677,692
BlackRock Capital Appreciation Portfolio (Class A)	5,340,556	—	679,055
BlackRock High Yield Portfolio (Class A)	—	4,945,901	12,007,686
Brighthouse Small Cap Value Portfolio (Class A)	19,781,969	1,037,307	7,384,325
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	13,151,874	937,576	9,928,521
Brighthouse/Artisan International Portfolio (Class A)	32,738,714	1,894,525	18,643,673
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	20,453,271	1,353,936	574,617
Brighthouse/Dimensional International Small Company Portfolio (Class A)	14,170,045	3,455,257	12,681,720
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,204,836	12,999,122
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	7,077,520	23,928,237
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	14,645,290
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	6,711,111	545,309	1,082,633
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	9,031,173	309,002	3,120,954
CBRE Global Real Estate Portfolio (Class A)	7,969,765	3,663,039	7,699,282
Frontier Mid Cap Growth Portfolio (Class A)	34,109,861	—	4,929,218

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
Harris Oakmark International Portfolio (Class A)	$19,070,092	$8,637,127	28,977,415
Invesco Comstock Portfolio (Class A)	1,457,540	219,287	650,098
Invesco Global Equity Portfolio (Class A)	13,144,368	—	4,366,467
Invesco Small Cap Growth Portfolio (Class A)	23,939,968	—	9,605,330
Jennison Growth Portfolio (Class A)	6,680,772	—	2,566,539
JPMorgan Core Bond Portfolio (Class A)	—	11,105,388	39,813,475
JPMorgan Small Cap Value Portfolio (Class A)	27,590,765	971,246	6,392,541
Loomis Sayles Growth Portfolio (Class A)	1,999,253	—	1,858,023
MFS Research International Portfolio (Class A)	16,690,727	5,111,412	19,687,347
MFS Value Portfolio (Class A)	4,370,302	526,668	1,790,107
Morgan Stanley Discovery Portfolio (Class A)	17,613,681	—	8,079,541
Neuberger Berman Genesis Portfolio (Class A)	11,558,061	—	3,226,213
PIMCO Inflation Protected Bond Portfolio (Class A)	—	12,122,140	17,520,586
PIMCO Total Return Portfolio (Class A)	—	16,513,620	47,130,407
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,118,261	8,385,664
T. Rowe Price Large Cap Value Portfolio (Class A)	2,902,990	436,708	721,737
T. Rowe Price Mid Cap Growth Portfolio (Class A)	11,963,348	—	7,403,882
T. Rowe Price Small Cap Growth Portfolio (Class A)	21,217,557	250,685	5,966,673
TCW Core Fixed Income Portfolio (Class A)	—	8,670,673	55,836,357
VanEck Global Natural Resources Portfolio (Class A)	—	3,580,134	8,848,555
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	18,792,480	25,324,098
Western Asset Management U.S. Government Portfolio (Class A)	—	7,674,561	28,044,771

	$393,865,875	$164,218,376

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$9,872,052,783

Gross unrealized appreciation	72,729,231
Gross unrealized (depreciation)	(1,558,102,751)

Net unrealized appreciation (depreciation)	$(1,485,373,520)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$423,688,986	$333,991,017	$684,614,563	$350,641,596	$1,108,303,549	$684,632,613

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$248,690,596	$—	$(1,485,382,824)	$(379,085,787)	$(1,615,778,015)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $264,640,880 and accumulated long-term capital losses of $114,444,907.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Balanced Plus Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-30

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed By Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned -12.90% and -13.09%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned -14.48%.

MARKET ENVIRONMENT / CONDITIONS

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio Assets.

The following commentary was provided by Allspring Global Invesments, LLC.

The year 2022 will be remembered as a “drawdown year,” but the path was anything but linear. From the war in Ukraine to the elusive Federal Reserve (the “Fed’) “pivot,” equity markets experienced very sizeable rallies, pullbacks and leadership swings. Early in the year, equity markets pulled back from their December 2021 highs as investors started to digest the increasingly likely view that inflationary pressures would require a more aggressive monetary response. This resulted in expectations for a prolonged period of rising interest rates, negatively impacting valuations across most asset classes. Equity markets declined further following the invasion of Ukraine which prompted commodity prices to increase significantly, contributing further to inflationary pressures. The beginning of the third quarter was marked by a brief rally driven by hopes that inflation was peaking, and the Fed would “pivot” its course in interest rate hikes. As the Fed squashed any immediate plans to reverse course, equity markets again pulled back significantly in the last six weeks of the third quarter. This was followed by another strong rally in equity markets during the months of October and November as inflation data started to moderate and hopes emerged again that the Fed would lessen the pace of interest rate increases. The month of December saw stocks pull back slightly as Fed Chair Jerome Powell indicated that although it was time to slow the pace of coming interest rate hikes, he also signaled a protracted economic adjustment to a world where borrowing costs will remain high, and inflation comes down slowly as the U.S. remains chronically short of workers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Value Index over the trailing twelve-month period. Sector allocation differences drove the Portfolio’s outperformance relative to the Index, while stock selection subtracted from performance. Underweights in Real Estate, Health Care and Communication Services as well as stock selection in the Health Care and Industrials sectors were the largest contributors to relative performance. Conversely, stock selection in Consumer Discretionary, Consumer Staples and Energy were the primary detractors during the period.

In the Health Care sector, Natus Medical, a medical device company focused on diagnosing and treating disorders of the central nervous and sensory systems was the largest contributor. We appreciated an under-utilized balance sheet and a capital-light business model with market-leading products that drives strong cash generation. It was announced in April that ArchiMed Group would acquire the business for $1.2 billion in cash, or a 29% premium to the prior closing price.

In the Industrials sector, Mueller Industries manufactures vital goods for important markets such as air, water, oil, and gas distribution; climate comfort; food preservation; energy transmission; medical; aerospace; and automotive. It includes a network of companies and brands throughout North America, Europe, Asia, and the Middle East. Mueller benefited from strong financial results and is demonstrating to investors its unique ability to successfully navigate a higher-input cost environment through price increases and increased market share. The net-cash balance sheet should position Mueller very well to continue its strategy of consolidating smaller niche players in the industry. The stock price trades at an attractive multiple, offering investors a unique combination of safety and value within the industrials sector during this volatile economic environment.

Security selection in the Consumer Discretionary sector was the largest detractor from relative performance. Within the Consumer Discretionary sector, Holley manufactures and designs automotive aftermarket products. The company reported results throughout the period that were largely in line with expectations, but they pointed to supply chain and cost uncertainty ahead. We believe the market is failing to recognize the competitive advantages of the Holley business model, as well as the significant cash-generating ability of this asset-light business.

Also, within Consumer Discretionary, Helen of Troy Limited is a leading consumer products player with portfolios in three key areas: 1) housewares with leading brands like OXO and Hydro Flask, 2) health and home with leading brands like Braun, Pur and Honeywell, and 3) beauty with brands like Hot Tools and Drybar. The company has a strong track record of innovation, a strong e-commerce platform and a history of success in mergers and acquisitions. Helen of Troy underperformed during the period as it reduced its outlook reflecting a deteriorating environment for household durables and retailers that are actively reducing inventory leading to reduced reorders.

In the Consumer Staples sector, Spectrum Brands Holdings is a leading supplier of specialty pet supplies, lawn and garden and home pest control products, personal insect repellents, shaving and grooming products, personal care products, and small household appliances. Shares underperformed during the period as the Department of Justice filed a lawsuit to block the closing of the sale of its hardware & home improvement (“HHI”) business to Assa Abloy. However, in the fourth quarter Assa Abloy announced alternative plans to divest a business of their own.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed By Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

During the period, the Portfolio increased its exposure and overweight to the Industrials sector primarily by adding to existing holdings. We reduced our exposure to the Consumer Discretionary and Consumer Staples sectors as reward/risk ratios dictated.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

The following commentary was provided by Delaware Investment Fund Advisers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed, as it declined by less than the Russell 2000 Value Index during the review period. Stock selection and sector positioning contributed during the review period. The stock selection in the Health Care, Industrials, and Communication Services sectors were the largest contributors to relative outperformance. Stock selection detracted in the Energy and Materials sectors. The Portfolio’s underweight positioning detracted in the Utilities sector as the sector’s returns were positive for the year while most sectors declined.

Patterson-UTI Energy is one of the largest U.S. land drillers. During the review period, Patterson-UTI outperformed as the demand for the company’s rigs from oil and gas producers remained strong. The company has favorable day rates and a strong backlog. Patterson-UTI has strong free cash flow which it has used to double its dividend and the company plans to supplement the quarterly dividend with share repurchases.

Flex Ltd. is an electronics manufacturing services company that designs and develops original design manufacturing (“ODM”) products for the aerospace, auto, cloud, data communication, defense, digital health, energy, housing, and industrial lighting industries. Shares of Flex outperformed during the review period, driven by strength from most end markets, particularly auto, cloud, data communications, and industrial. When Flex reported its most-recent quarterly financial results, in October 2022, management noted that supply constraints had begun to ease. Flex increased sales expectations for its fiscal year and management is increasing the company’s emphasis on business segments with higher margins.

FNB Corp. is a diversified financial services company operating in seven states and the District of Columbia. During the review period, the company outperformed its peers in the banks industry while maintaining a discounted valuation. FNB’s loans and deposits increased during the review period, helping to drive earnings growth. FNB’s credit quality was better than most peers during the great financial crisis as it operates in certain slower growth geographies. FNB has favorable asset quality and its shares trade at a discounted valuation relative to its bank industry peers.

Western Alliance Bancorp is a regional bank with branches in Arizona, Nevada, and California. The company also operates several national commercial lending businesses and a national residential mortgage business. Western Alliance’s balance sheet growth has been higher than its peers in the banks industry, causing investors to have concerns about the company’s credit underwriting during a recession. This concern caused shares of Western Alliance to underperform during the review period. We believe Western Alliance trades at an attractive valuation and the Portfolio continues to maintain a position in the company.

Wolverine Worldwide is a designer, manufacturer, and marketer of a broad line of footwear, including brands such as Keds, Merrell, Saucony, and Sperry Top-Sider. Shares of Wolverine detracted during the review period as the company’s revenues and earnings were revised lower. Management attributed ongoing supply-chain disruptions and a heightened promotional retail environment to be among the company’s challenges during the review period. Wolverine’s leverage, inventory, and costs have increased during the review. Due to the deterioration of the company’s fundamentals, we exited the Portfolio’s position in Wolverine prior to the end of the review period.

In the Consumer Staples sector, shares of consumer and home products company, Spectrum Brands Holdings underperformed during the review period. On September 8, 2021, Spectrum Brands announced that it had signed an agreement to sell its HHI business to Assa Abloy AB for $4.3 billion in cash. We believed the transaction would be instrumental in transforming Spectrum Brands into a less cyclical company with a vastly improved balance sheet. In the third quarter of 2022, however, the U.S. Department of Justice announced that it would sue to block the purchase of Spectrum Brands’ HHI business by Assa Abloy AB. Given the greatly enhanced odds that the deal does not close, we chose to exit the Portfolio’s position in Spectrum Brands prior to the end of the review period.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. The Portfolio’s relative overweights remained in the Materials, Industrials, and Information Technology sectors. Within Industrials, the Portfolio’s relative overweight is in the electrical equipment, professional services, construction and engineering, and trading companies and distributors industries with a relative underweight in the aerospace and defense industry of the benchmark. The Portfolio’s Information Technology sector holdings are in more sustainable industries including semiconductors, semiconductors equipment, electronic equipment instruments and components. The Portfolio remained underweight relative to the benchmark in the Health Care, Real Estate, and Communication Services, and Utilities sectors. The Portfolio does not hold any positions in companies in the biotechnology or pharmaceuticals industries of the Health Care sector, as the Portfolio is invested in profitable companies with earnings in the healthcare equipment and supplies industry. In the

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed By Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

Financials sector, the Portfolio had a small underweight relative to the benchmark as the Portfolio does not hold any positions in the Mortgage Real Estate Investment Trusts industry. The Portfolio also had relative overweights in the insurance and banks industries at period end.

Kelley M. Carabasi

Steven G. Catricks

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investment Fund Advisers

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	-12.90	4.71	9.06
Class B	-13.09	4.44	8.79
Russell 2000 Value Index	-14.48	4.13	8.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
J & J Snack Foods Corp.	2.2
Innospec, Inc.	1.8
Mueller Industries, Inc.	1.7
Hancock Whitney Corp.	1.7
Patterson-UTI Energy, Inc.	1.5
Eagle Materials, Inc.	1.5
Avient Corp.	1.5
Franklin Electric Co., Inc.	1.4
Magnolia Oil & Gas Corp.- Class A	1.4
Atkore, Inc.	1.4

Top Sectors

% of Net Assets
Industrials	23.9
Financials	22.5
Materials	12.3
Consumer Discretionary	7.2
Energy	7.1
Information Technology	6.9
Consumer Staples	6.2
Health Care	4.0
Real Estate	3.8
Utilities	2.3

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.77%	$1,000.00	$1,039.00	$3.96
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,037.90	$5.24
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Leonardo DRS, Inc. (a)	72,900	$931,662
Parsons Corp. (a) (b)	66,483	3,074,839

		4,006,501

Air Freight & Logistics—0.2%
GXO Logistics, Inc. (a)	38,160	1,629,050

Auto Components—0.6%
Adient plc (a)	122,900	4,263,401
Holley, Inc. (a) (b)	561,447	1,190,268

		5,453,669

Banks—12.9%
Associated Banc-Corp. (b)	180,039	4,157,101
Bank of NT Butterfield & Son, Ltd. (The)	86,500	2,578,565
CVB Financial Corp. (b)	52,358	1,348,218
East West Bancorp, Inc.	139,200	9,173,280
First Financial Bancorp	195,300	4,732,119
First Hawaiian, Inc. (b)	99,107	2,580,746
First Interstate BancSystem, Inc. - Class A (b)	108,487	4,193,023
FNB Corp.	698,100	9,110,205
Hancock Whitney Corp. (b)	319,317	15,451,750
Hope Bancorp, Inc. (b)	277,040	3,548,882
Metropolitan Bank Holding Corp. (a)	41,493	2,434,394
Renasant Corp. (b)	108,893	4,093,288
Sandy Spring Bancorp, Inc. (b)	66,800	2,353,364
SouthState Corp. (b)	63,527	4,850,922
Synovus Financial Corp.	155,750	5,848,412
UMB Financial Corp.	140,182	11,708,001
Umpqua Holdings Corp.	402,450	7,183,732
Valley National Bancorp (b)	586,000	6,627,660
Webster Financial Corp.	207,602	9,827,879
Western Alliance Bancorp	101,200	6,027,472

		117,829,013

Beverages—0.5%
Primo Water Corp.	308,867	4,799,793

Building Products—4.2%
CSW Industrials, Inc. (b)	84,184	9,759,451
Griffon Corp.	140,577	5,031,251
Janus International Group Inc. (a) (b)	246,361	2,345,356
JELD-WEN Holding, Inc. (a) (b)	66,426	641,011
Quanex Building Products Corp. (b)	266,275	6,305,392
Simpson Manufacturing Co., Inc. (b)	64,439	5,713,162
UFP Industries, Inc.	57,227	4,535,240
Zurn Water Solutions Corp.	178,300	3,771,045

		38,101,908

Capital Markets—1.5%
GlassBridge Enterprises, Inc. (a)	572	17,732
MidCap Financial Investment Corp.	185,536	2,115,110
New Mountain Finance Corp.	255,654	3,162,440
Stifel Financial Corp. (b)	141,150	8,238,926

Capital Markets—(Continued)
Westwood Holdings Group, Inc.	62,205	692,572

		14,226,780

Chemicals—6.9%
Ashland, Inc.	32,000	3,440,960
Avient Corp. (b)	396,040	13,370,310
Diversey Holdings, Ltd. (a) (b)	193,311	823,505
Ecovyst, Inc. (a)	376,745	3,337,961
Element Solutions, Inc.	49,392	898,441
HB Fuller Co. (b)	65,800	4,712,596
Huntsman Corp. (b)	165,200	4,539,696
Innospec, Inc. (b)	162,062	16,669,697
Mativ Holdings, Inc. (b)	311,742	6,515,408
Minerals Technologies, Inc. (b)	22,942	1,393,038
NewMarket Corp.	23,712	7,377,040

		63,078,652

Commercial Services & Supplies—1.5%
ACCO Brands Corp.	375,817	2,100,817
Ennis, Inc. (b)	125,225	2,774,986
Harsco Corp. (a) (b)	111,787	703,140
Matthews International Corp. - Class A (b)	23,128	704,016
UniFirst Corp. (b)	26,500	5,114,235
Viad Corp. (a) (b)	102,376	2,496,951

		13,894,145

Communications Equipment—0.7%
NetScout Systems, Inc. (a) (b)	112,290	3,650,548
Viavi Solutions, Inc. (a)	265,000	2,785,150

		6,435,698

Construction & Engineering—1.8%
API Group Corp. (a) (b)	323,283	6,080,953
MasTec, Inc. (a) (b)	120,545	10,286,105

		16,367,058

Construction Materials—1.8%
Eagle Materials, Inc.	100,737	13,382,911
Summit Materials, Inc. - Class A (a) (b)	108,754	3,087,524

		16,470,435

Consumer Finance—0.3%
Bread Financial Holdings, Inc.	68,200	2,568,412

Containers & Packaging—2.6%
Berry Global Group, Inc.	120,003	7,251,781
Myers Industries, Inc.	165,161	3,671,529
Silgan Holdings, Inc. (b)	143,021	7,414,209
TriMas Corp. (b)	203,096	5,633,883

		23,971,402

Diversified Consumer Services—0.3%
Service Corp. International	45,550	3,149,327

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.5%
Jackson Financial, Inc. - Class A (b)	122,652	$4,267,063

Diversified Telecommunication Services—0.1%
AST SpaceMobile, Inc. (a) (b)	114,588	552,314

Electric Utilities—1.3%
ALLETE, Inc.	69,200	4,464,092
Hawaiian Electric Industries, Inc.	88,932	3,721,804
OGE Energy Corp.	97,000	3,836,350

		12,022,246

Electrical Equipment—1.9%
Atkore, Inc. (a) (b)	112,807	12,794,570
Babcock & Wilcox Enterprises, Inc. (a) (b)	153,747	887,120
Regal Rexnord Corp. (b)	31,806	3,816,084

		17,497,774

Electronic Equipment, Instruments & Components—2.8%
Belden, Inc.	115,513	8,305,385
Flex, Ltd. (a)	306,837	6,584,722
TD SYNNEX Corp.	40,300	3,816,813
TTM Technologies, Inc. (a) (b)	309,376	4,665,390
Vishay Intertechnology, Inc.	119,900	2,586,243

		25,958,553

Energy Equipment & Services—1.8%
Forum Energy Technologies, Inc. (a) (b)	18,776	553,892
Liberty Oilfield Services, Inc.	155,006	2,481,646
Patterson-UTI Energy, Inc. (b)	805,853	13,570,564

		16,606,102

Equity Real Estate Investment Trusts—3.6%
Elme Communities Trust (b)	141,483	2,518,397
Independence Realty Trust, Inc. (b)	223,610	3,770,065
Kite Realty Group Trust (b)	179,763	3,784,011
Life Storage, Inc.	37,650	3,708,525
LXP Industrial Trust	371,100	3,718,422
National Health Investors, Inc.	61,250	3,198,475
Outfront Media, Inc.	230,750	3,825,835
RPT Realty	205,900	2,067,236
Spirit Realty Capital, Inc.	103,550	4,134,752
Summit Hotel Properties, Inc.	274,800	1,984,056

		32,709,774

Food & Staples Retailing—0.5%
Performance Food Group Co. (a)	75,681	4,419,013

Food Products—3.4%
Flowers Foods, Inc.	115,600	3,322,344
J & J Snack Foods Corp. (b)	132,631	19,856,187
Nomad Foods, Ltd. (a)	323,819	5,582,639
Tootsie Roll Industries, Inc. (b)	54,873	2,335,944

		31,097,114

Gas Utilities—0.3%
Southwest Gas Holdings, Inc. (b)	51,900	3,211,572

Health Care Equipment & Supplies—2.1%
Avanos Medical, Inc. (a)	89,300	2,416,458
Enovis Corp. (a)	35,024	1,874,485
Integer Holdings Corp. (a) (b)	53,500	3,662,610
Integra LifeSciences Holdings Corp. (a)	94,300	5,287,401
NuVasive, Inc. (a)	62,800	2,589,872
Varex Imaging Corp. (a) (b)	165,684	3,363,385

		19,194,211

Health Care Providers & Services—0.9%
Owens & Minor, Inc. (b)	114,657	2,239,251
Patterson Cos., Inc. (b)	115,859	3,247,528
Premier, Inc. - Class A	66,851	2,338,448

		7,825,227

Hotels, Restaurants & Leisure—2.6%
Choice Hotels International, Inc.	27,100	3,052,544
Cracker Barrel Old Country Store, Inc. (b)	28,300	2,681,142
Denny’s Corp. (a) (b)	439,677	4,049,425
Dine Brands Global, Inc. (b)	89,042	5,752,113
Jack in the Box, Inc. (b)	70,091	4,782,309
Texas Roadhouse, Inc. (b)	41,900	3,810,805

		24,128,338

Household Durables—1.5%
Helen of Troy, Ltd. (a) (b)	48,973	5,431,595
KB Home	99,500	3,169,075
Meritage Homes Corp. (a)	45,500	4,195,100
Tupperware Brands Corp. (a) (b)	126,719	524,617

		13,320,387

Household Products—1.8%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a) (b)	117,711	4,214,054
Central Garden and Pet Co. (Voting Shares) (a) (b)	90,711	3,397,127
Spectrum Brands Holdings, Inc. (b)	150,512	9,169,191

		16,780,372

Insurance—5.3%
American Equity Investment Life Holding Co.	127,800	5,830,236
Assurant, Inc.	35,300	4,414,618
Axis Capital Holdings, Ltd.	45,715	2,476,381
CNO Financial Group, Inc.	20,702	473,041
Enstar Group, Ltd. (a) (b)	30,946	7,149,764
Hanover Insurance Group, Inc. (The) (b)	83,934	11,342,001
Kemper Corp. (b)	6,554	322,457
National Western Life Group, Inc. - Class A (b)	6,768	1,901,808
ProAssurance Corp.	123,766	2,162,192
Selective Insurance Group, Inc.	49,590	4,394,170
Stewart Information Services Corp.	195,364	8,347,904

		48,814,572

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.5%
Concentrix Corp.	41,374	$5,509,362
Euronet Worldwide, Inc. (a) (b)	13,941	1,315,752
Kyndryl Holdings, Inc. (a) (b)	277,766	3,088,758
Maximus, Inc. (b)	55,135	4,043,049

		13,956,921

Leisure Products—0.3%
Acushnet Holdings Corp. (b)	75,500	3,205,730

Life Sciences Tools & Services—0.5%
Azenta, Inc. (a) (b)	71,494	4,162,381

Machinery—8.1%
Alamo Group, Inc.	20,556	2,910,730
Altra Industrial Motion Corp.	120,800	7,217,800
Barnes Group, Inc. (b)	105,400	4,305,590
Columbus McKinnon Corp.	96,337	3,128,062
Douglas Dynamics, Inc.	183,944	6,651,415
Franklin Electric Co., Inc. (b)	164,031	13,081,472
Hillenbrand, Inc.	64,401	2,747,991
Hillman Solutions Corp. (a) (b)	569,966	4,109,455
ITT, Inc.	83,830	6,798,613
Kadant, Inc. (b)	30,281	5,378,814
Mayville Engineering Co., Inc. (a)	151,562	1,918,775
Mueller Industries, Inc. (b)	271,671	16,028,589
NN, Inc. (a)	89,815	134,722

		74,412,028

Marine—0.3%
Kirby Corp. (a)	46,900	3,018,015

Media—0.6%
DallasNews Corp. (b)	43,318	166,341
Nexstar Media Group, Inc. - Class A	18,400	3,220,552
Thryv Holdings, Inc. (a) (b)	91,260	1,733,940

		5,120,833

Metals & Mining—0.3%
Arconic Corp. (a)	143,500	3,036,460

Mortgage Real Estate Investment Trusts—1.6%
AGNC Investment Corp. (b)	399,291	4,132,662
Apollo Commercial Real Estate Finance, Inc. (b)	236,845	2,548,452
New York Mortgage Trust, Inc. (b)	1,139,597	2,917,368
Two Harbors Investment Corp.	319,969	5,045,911

		14,644,393

Multi-Utilities—0.7%
Black Hills Corp. (b)	85,140	5,988,748

Multiline Retail—0.1%
Franchise Group, Inc. (b)	44,678	1,064,230

Oil, Gas & Consumable Fuels—5.3%
Alto Ingredients, Inc. (a) (b)	195,254	562,332
Berry Corp. (b)	210,231	1,681,848
Callon Petroleum Co. (a)	46,064	1,708,514
Chord Energy Corp. (b)	35,477	4,853,608
CNX Resources Corp. (a)	345,650	5,820,746
Delek U.S. Holdings, Inc. (b)	77,700	2,097,900
Magnolia Oil & Gas Corp. - Class A (b)	553,662	12,983,374
Matador Resources Co. (b)	72,680	4,160,203
Murphy Oil Corp.	120,400	5,178,404
Nordic American Tankers, Ltd. (b)	343,855	1,052,196
Northern Oil and Gas, Inc. (b)	87,939	2,710,280
Southwestern Energy Co. (a) (b)	950,416	5,559,934

		48,369,339

Paper & Forest Products—0.7%
Louisiana-Pacific Corp.	103,150	6,106,480

Pharmaceuticals—0.7%
Perrigo Co. plc	51,533	1,756,760
Prestige Consumer Healthcare, Inc. (a) (b)	67,473	4,223,810

		5,980,570

Professional Services—2.2%
CACI International, Inc. - Class A (a)	16,000	4,809,440
CBIZ, Inc. (a) (b)	113,732	5,328,344
KBR, Inc. (b)	89,860	4,744,608
Korn Ferry (b)	102,569	5,192,043

		20,074,435

Real Estate Management & Development—0.3%
Doma Holdings, Inc. (a) (b)	88,446	40,057
Tricon Residential, Inc.	301,205	2,322,291

		2,362,348

Road & Rail—1.1%
Saia, Inc. (a) (b)	8,300	1,740,344
Werner Enterprises, Inc.	215,187	8,663,429

		10,403,773

Semiconductors & Semiconductor Equipment—1.4%
Cirrus Logic, Inc. (a)	56,200	4,185,776
Diodes, Inc. (a)	54,100	4,119,174
Power Integrations, Inc.	60,800	4,360,576
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	11,700	505,440

		13,170,966

Software—0.4%
E2open Parent Holdings, Inc. (a) (b)	309,575	1,817,205
NCR Corp. (a) (b)	85,284	1,996,498
Synchronoss Technologies, Inc. (a) (b)	439,304	271,534

		4,085,237

Specialty Retail—0.5%
Group 1 Automotive, Inc. (b)	24,200	4,364,954

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Urban Outfitters, Inc. (a) (b)	9,711	$231,607

		4,596,561

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co.	47,300	4,142,534
Delta Apparel, Inc. (a)	61,202	649,353
Levi Strauss & Co. - Class A (b)	20,708	321,388
Steven Madden, Ltd. (b)	174,857	5,588,430

		10,701,705

Thrifts & Mortgage Finance—0.4%
Essent Group, Ltd.	92,300	3,588,624

Trading Companies & Distributors—2.1%
Air Lease Corp.	94,859	3,644,483
Custom Truck One Source, Inc. (a) (b)	490,378	3,099,189
H&E Equipment Services, Inc.	82,000	3,722,800
WESCO International, Inc. (a)	70,200	8,789,040

		19,255,512

Total Common Stocks (Cost $748,513,761)		887,691,764

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd. (a) (c) (d) (Cost $0)	140,969	0

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $28,878,463; collateralized by U.S. Treasury Note at 0.125%, maturing 01/15/24, with a market value of $29,450,203.	28,872,688	28,872,688

Total Short-Term Investments (Cost $28,872,688)		28,872,688

Securities Lending Reinvestments (e)—17.5%

Certificates of Deposit—8.0%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (f)	6,000,000	6,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (f)	6,000,000	6,000,107
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (f)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (f)	6,000,000	6,002,521
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (f)	3,000,000	3,000,199
4.800%, SOFR + 0.500%, 03/03/23 (f)	3,000,000	3,001,148

Certificates of Deposit—(Continued)
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (f)	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (f)	3,000,000	3,000,900
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (f)	2,000,000	2,000,601
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (f)	5,000,000	5,001,973
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (f)	2,000,000	2,000,342
4.800%, SOFR + 0.500%, 02/27/23 (f)	3,000,000	3,000,831
4.850%, SOFR + 0.550%, 02/21/23 (f)	3,000,000	3,001,005
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (f)	2,000,000	2,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (f)	6,000,000	5,999,904
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (f)	2,000,000	2,000,246
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (f)	2,000,000	2,000,156
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (f)	3,000,000	3,002,037
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (f)	4,000,000	4,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (f)	3,000,000	2,999,670
4.850%, SOFR + 0.550%, 02/22/23 (f)	2,000,000	2,000,682

		73,012,403

Commercial Paper—1.1%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (f)	4,000,000	4,001,012
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (f)	6,000,000	6,000,000

		10,001,012

Repurchase Agreements—6.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $7,031,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $7,140,001.	7,000,000	7,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $20,042,073; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $20,450,920.	20,032,501	20,032,501
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $5,704,788; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $5,827,556.	5,700,000	5,700,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $15,012,979; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $16,332,428.	15,000,000	$15,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $4,203,610; collateralized by various Common Stock with an aggregate market value of $4,675,406.	4,200,000	4,200,000

		54,932,501

Time Deposit—0.5%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (f)	5,000,000	5,000,000

Mutual Funds—1.9%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (g)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (g)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (g)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (g)	4,499,921	4,499,921
STIT-Government & Agency Portfolio, Institutional Class 4.220% (g)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (g)	3,000,000	3,000,000

		17,499,921

Total Securities Lending Reinvestments (Cost $160,432,512)		160,445,837

Total Investments—117.5% (Cost $937,818,961)		1,077,010,289
Other assets and liabilities (net)—(17.5)%		(160,491,850)

Net Assets—100.0%		$916,518,439

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $157,079,771 and the collateral received consisted of cash in the amount of $160,432,531 and non-cash collateral with a value of $1,273,214. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$887,691,764	$—	$—	$887,691,764
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	28,872,688	—	28,872,688
Securities Lending Reinvestments
Certificates of Deposit	—	73,012,403	—	73,012,403
Commercial Paper	—	10,001,012	—	10,001,012
Repurchase Agreements	—	54,932,501	—	54,932,501
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	17,499,921	—	—	17,499,921
Total Securities Lending Reinvestments	17,499,921	142,945,916	—	160,445,837
Total Investments	$905,191,685	$171,818,604	$0	$1,077,010,289

Collateral for Securities Loaned (Liability)	$—	$(160,432,531)	$—	$(160,432,531)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,077,010,289
Receivable for:
Investments sold	674,659
Fund shares sold	113,622
Dividends and interest	1,329,426
Prepaid expenses	3,826

Total Assets	1,079,131,822
Liabilities
Collateral for securities loaned	160,432,531
Payables for:
Investments purchased	919,193
Fund shares redeemed	298,371
Accrued Expenses:
Management fees	585,452
Distribution and service fees	74,040
Deferred trustees’ fees	163,276
Other expenses	140,520

Total Liabilities	162,613,383

Net Assets	$916,518,439

Net Assets Consist of:
Paid in surplus	$695,406,373
Distributable earnings (Accumulated losses)	221,112,066

Net Assets	$916,518,439

Net Assets
Class A	$575,322,320
Class B	341,196,119
Capital Shares Outstanding*
Class A	42,297,277
Class B	25,443,398
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.60
Class B	13.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $937,818,961.
(b)	Includes securities loaned at value of $157,079,771.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$19,592,748
Interest	134,903
Securities lending income	464,979

Total investment income	20,192,630
Expenses
Management fees	7,694,902
Administration fees	51,712
Custodian and accounting fees	84,959
Distribution and service fees—Class B	934,211
Audit and tax services	48,432
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	52,279
Insurance	9,137
Miscellaneous	15,428

Total expenses	8,945,715
Less management fee waiver	(147,384)
Less broker commission recapture	(4,459)

Net expenses	8,793,872

Net Investment Income	11,398,758

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	77,637,280
Foreign currency transactions	(2)

Net realized gain (loss)	77,637,278

Net change in unrealized depreciation on investments	(240,157,038)

Net realized and unrealized gain (loss)	(162,519,760)

Net Increase (Decrease) in Net Assets From Operations	$(151,121,002)

(a)	Net of foreign withholding taxes of $16,367.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,398,758	$9,078,279
Net realized gain (loss)	77,637,278	177,051,359
Net change in unrealized appreciation (depreciation)	(240,157,038)	166,542,313

Increase (decrease) in net assets from operations	(151,121,002)	352,671,951

From Distributions to Shareholders
Class A	(118,357,469)	(8,369,683)
Class B	(67,134,158)	(3,752,616)

Total distributions	(185,491,627)	(12,122,299)

Increase (decrease) in net assets from capital share transactions	17,156,314	(328,881,475)

Total increase (decrease) in net assets	(319,456,315)	11,668,177

Net Assets
Beginning of period	1,235,974,754	1,224,306,577

End of period	$916,518,439	$1,235,974,754

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	319,038	$5,610,035	412,739	$7,388,422
Reinvestments	8,799,812	118,357,469	452,415	8,369,683
Redemptions	(8,335,520)	(133,572,187)	(15,634,753)	(271,732,940)

Net increase (decrease)	783,330	$(9,604,683)	(14,769,599)	$(255,974,835)

Class B
Sales	1,006,597	$15,699,382	1,302,332	$23,167,006
Reinvestments	5,055,283	67,134,158	205,173	3,752,616
Redemptions	(3,593,713)	(56,072,543)	(5,715,383)	(99,826,262)

Net increase (decrease)	2,468,167	$26,760,997	(4,207,878)	$(72,906,640)

Increase (decrease) derived from capital shares transactions		$17,156,314		$(328,881,475)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.25	$14.72	$15.76	$13.54	$17.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.14	0.17	0.23	0.20
Net realized and unrealized gain (loss)	(2.70)	4.58	(0.46)	3.50	(2.53)

Total income (loss) from investment operations	(2.51)	4.72	(0.29)	3.73	(2.33)

Less Distributions
Distributions from net investment income	(0.16)	(0.18)	(0.20)	(0.18)	(0.22)
Distributions from net realized capital gains	(2.98)	(0.01)	(0.55)	(1.33)	(0.92)

Total distributions	(3.14)	(0.19)	(0.75)	(1.51)	(1.14)

Net Asset Value, End of Period	$13.60	$19.25	$14.72	$15.76	$13.54

Total Return (%) (b)	(12.90)	32.12 (c)	(0.32)	29.06 (c)	(14.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.79	0.79	0.78
Net ratio of expenses to average net assets (%) (d)	0.76	0.75	0.78	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	1.19	0.81	1.37	1.54	1.23
Portfolio turnover rate (%)	17	18	38	25	29
Net assets, end of period (in millions)	$575.3	$799.1	$828.7	$567.7	$475.3

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.01	$14.55	$15.58	$13.39	$16.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.10	0.13	0.19	0.16
Net realized and unrealized gain (loss)	(2.66)	4.52	(0.44)	3.47	(2.52)

Total income (loss) from investment operations	(2.51)	4.62	(0.31)	3.66	(2.36)

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.17)	(0.14)	(0.17)
Distributions from net realized capital gains	(2.98)	(0.01)	(0.55)	(1.33)	(0.92)

Total distributions	(3.09)	(0.16)	(0.72)	(1.47)	(1.09)

Net Asset Value, End of Period	$13.41	$19.01	$14.55	$15.58	$13.39

Total Return (%) (b)	(13.09)	31.77 (c)	(0.57)	28.78 (c)	(15.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (d)	1.01	1.00	1.03	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	0.96	0.57	1.08	1.29	0.97
Portfolio turnover rate (%)	17	18	38	25	29
Net assets, end of period (in millions)	$341.2	$436.8	$395.6	$406.8	$361.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56% for the year ended December 31, 2021, and 28.49% and 28.20% for the year ended December 31, 2019, respectively.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $28,872,688. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $54,932,501. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$169,658,799	$0	$343,818,736

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,694,902	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Allspring Global Investments, LLC are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2022 to April 29, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$942,814,073

Gross unrealized appreciation	204,938,594
Gross unrealized (depreciation)	(70,742,378)

Net unrealized appreciation (depreciation)	$134,196,216

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$48,907,816	$12,122,299	$136,583,811	$—	$185,491,627	$12,122,299

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$10,340,924	$76,738,207	$134,196,212	$—	$221,275,343

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Allspring Global Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2022 and performed equal to the median of its Performance Universe for the three-year period ended June 30, 2022. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one- and five-year periods ended October 31, 2022 and underperformed its benchmark for the three-year period ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

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Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed By abrdn Investments Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/abrdn Emerging Markets Equity Portfolio returned -25.58% and -25.81%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index¹, returned -20.09%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities retreated in an extremely challenging year for the asset class, lagging developed market equities. Stocks maintained a broad downtrend for most of 2022 as major central banks tightened monetary policy to counter rising price pressures, which were exacerbated by Russia’s invasion of Ukraine. The inflationary consequences of the war prompted central banks to act aggressively, triggering recession fears. Multiple interest rate hikes by the U.S. Federal Reserve (the “Fed”) boosted the U.S. dollar, which further dented sentiment towards emerging markets. Compounding concerns were negative developments in China, including regulatory scrutiny across sectors, an ongoing property crisis, tensions with the U.S. and stringent lockdowns due to Beijing’s zero-COVID policy.

Losses were pared towards year-end as emerging market equities staged an impressive comeback on hopes that the Fed may temper its pace of tightening. Markets also reacted positively to China’s rapid reversal of its zero-COVID policy, strong policy support and signs of stabilization in the U.S.-China relationship.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI Emerging Markets Index (the “Index”) during the reporting period. The Portfolio’s exposure to Russia and stock selection in China were among the key reasons for the underperformance. Revaluing the Portfolio’s Russian holdings in Lukoil and Novatek to zero following Russia’s invasion of Ukraine proved costly. We took that decision due to the implementation of stringent capital controls in Russia following stiff Western sanctions on Moscow, which made it impossible to realise any value from our investments. Not holding former Index heavyweight Gazprom was a positive for the Portfolio.

With Russia, the Portfolio also lost its exposure to Energy names at a time when oil prices hit record levels. Hence, not having exposure to Middle Eastern oil-exporting countries in subsequent months detracted from performance as they gained from higher energy prices. However, the energy trade lost some of its shine in the final quarter on recession worries and a weaker U.S. dollar. In December, we participated in the initial public offering (“IPO”) of Americana Restaurants, the Middle East and North Africa-based franchisee of fast-food restaurants such as KFC and Pizza Hut.

China, which faced multiple headwinds over the year, weighed on relative performance, but that was partially offset by the Portfolio’s off-benchmark position in Hong Kong. China Merchants Bank, which we divested over the year, sold off after its president was removed and investigated by China’s anti-corruption watchdog, likely related to a prior tenure. That said, consumer names, including China Tourism Group Duty Free, rose in anticipation of the post-COVID reopening towards the period-end. In Hong Kong, our positions in insurer AIA and brewer Budweiser APAC proved favourable as Beijing’s rapid pivot away from zero-COVID triggered sharp rallies in H-shares. We view these companies as high-quality exposures to China’s growth.

Meanwhile, building recession fears fueled concerns over slowing demand for e-commerce, consumer electronics and semiconductor chips. Some of the Portfolio’s internet and technology holdings were affected, including digital consumer names like Prosus and Sea; we exited both companies over the year to pursue better, high conviction opportunities elsewhere. The Portfolio’s core semiconductor holdings in ASML Holding, ASM International, Samsung Electronics and Taiwan Semiconductor Manufacturing Co. also underperformed, but we believe they are best positioned to ride through the industry downcycle.

Elsewhere in Latin America, resource-rich Brazil and Mexico were initially buoyed by rising commodity prices, although they continued to fare well in the second half of the year even after commodity prices faltered, underpinned by strong fundamentals. However, gains in Brazil were pared following President Lula’s election victory in the last quarter, as investor sentiment fell on concerns over his more aggressive fiscal approach towards policymaking. Among the Portfolio’s holdings, Mexican lender Banorte and bottling company FEMSA advanced amid higher interest rates and domestic consumption strength. The market also reacted positively in October to Banorte’s announcement that it was no longer in the running to take over Citigroup’s Banamex unit. In addition, Brazilian stock exchange operator B3 and lender Banco contributed positively.

The Portfolio’s position in Indonesia was another bright spot as the economy benefitted from the post-COVID reopening and higher commodity prices. Bank Central Asia and Bank Rakyat rose on rising interest rates. Elsewhere in South-East Asia, Thailand-based PTT Exploration & Production outperformed on resilient results and relatively elevated oil prices.

Over the review period, we took steps to reposition and refresh the Portfolio to keep up with shifting market trends, while staying true to our philosophy of investing in the highest quality companies across emerging markets. As such, we have refocused on companies that should be best placed to weather rising input costs and should have the pricing power to pass on costs, where our conviction remains high and is backed by solid fundamentals.

In China, we added four new holdings and participated in China Tourism Group Duty Free’s Hong Kong IPO. Foshan Haitian Flavouring & Food is a leading food seasonings manufacturer with solid pricing power and good execution, while medical device maker Shenzhen Mindray Bio-Medical Electronics has a premium brand,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed By abrdn Investments Limited

Portfolio Manager Commentary*—(Continued)

an established distribution network and solid commitment to research and development. In the e-commerce space, JD.com is an attractive consumption play with a strong established moat. Meituan is, in our view, uniquely placed to benefit from powerful secular tailwinds driving the growth of online local services.

Elsewhere in North Asia, we bought South Korean petrochemical engineering, procurement and construction company Samsung Engineering, which may benefit from a rising hydrocarbon investment cycle and from its efforts to develop and commercialize net zero technologies. We also participated in LG Energy Solution’s IPO, although we divested our position following its significant price appreciation given our small allocation. Separately, in India, we initiated a position in Power Grid Corp. of India, the country’s central transmission utility that we believe stands to gain from the government’s investment in renewables and associated infrastructure.

Within South-East Asia, we introduced to the Portfolio Telkom Indonesia, the biggest and strongest player in the country’s key telecommunications growth areas. We also established positions in Thailand-based Kasikornbank and PTT Exploration & Production. The former is an attractively valued banking franchise with strong digital offerings, while the latter is a major oil and gas exploration and production operator with one of the lowest cash costs.

Across Latin America, we added Banco Santander Chile, one of the largest banks in Chile in terms of total assets, loans and deposits. The lender has best-in-class operational metrics and a management team with a world-class environmental, social and governance agenda. Another addition was Raia Drogasil, a leading pharmaceutical retailer in Brazil with strong e-commerce growth prospects and a sound digitalisation strategy.

In South Africa, we bought Sanlam, a multi-line insurer with a skew to life insurance that has been gaining market share, and leading mobile communications company Vodacom Group, which we believe is in an attractive place to increase growth and returns given its incumbent position in a capital-intensive market. We also participated in Middle East and North Africa-based Americana Restaurants’ IPO.

Finally, we established a position in TotalEnergies, a French oil and gas firm with attractive commodity leverage and a credible and balanced energy transition strategy embedded across its fossil, renewables and new molecule businesses. The company has a significant proportion of its assets in emerging market countries.

Against this, we exited Allegro, Bank of the Philippine Islands, China Conch Venture, China Merchants Bank, China Resources Gas, GDS Holdings, Hangzhou Tigermed Consulting, Kakao, Li Ning, Prosus, Samsung SDI, Sands China, Sea, Shenzhou International, Sungrow Power Supply, Vale and Yunnan Energy New Material to fund better opportunities elsewhere.

In terms of positioning, as bottom-up stock pickers, our country and sector allocations were driven by where we could find quality companies with attractive valuations. This style may lead to significant deviations from the Index. At the country level, we were overweight Hong Kong (which was not part of the benchmark) and Mexico. We like Hong Kong, as the territory offers high-quality attractive regional businesses that also benefit from higher growth potential in China and are relatively insulated from geopolitical tensions between the U.S. and China. Meanwhile, Mexico offers both well-run companies and relative value, and it is a beneficiary of U.S. companies looking to shorten their supply chains.

Conversely, at period end, we were underweight to Saudi Arabia, Taiwan and China. We did not have any exposure to Saudi Arabia due to difficulties finding stocks in the large-cap space that meet our quality and valuation criteria. Taiwan’s export-oriented economy has a market that offers a relatively narrow selection of companies, most of which lack market leadership in terms of both technology and branding. That said, we did have holdings in high-quality companies with a clear technological edge. As for China, prior to its reopening pivot in December, we had turned cautious on the near-term impact of the country’s zero-COVID policy and the ongoing property sector crisis on the economy. As such, we trimmed our exposure to direct China, but together with Hong Kong, our overall China position remained in line with the benchmark at period end.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed By abrdn Investments Limited

Portfolio Manager Commentary*—(Continued)

In terms of sectors, at period end, we were overweight Information Technology and Financials, and underweight companies in industries where government regulations restrict profitability, such as Communications Services and Energy.

Devan Kaloo

Joanne Irvine

Kristy Fong

Portfolio Managers

abrdn Investments Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/abrdn Emerging Markets Equity Portfolio
Class A	-25.58	-1.19	0.43
Class B	-25.81	-1.46	0.18
MSCI Emerging Markets Index	-20.09	-1.40	1.44

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	7.3
Samsung Electronics Co., Ltd.	5.9
Tencent Holdings, Ltd.	5.8
Alibaba Group Holding, Ltd.	4.3
Housing Development Finance Corp., Ltd.	3.9
JD.com, Inc.- Class A	2.9
AIA Group, Ltd.	2.7
SBI Life Insurance Co., Ltd.	2.3
Budweiser Brewing Co. APAC, Ltd.	2.2
LG Chem, Ltd.	2.2

Top Countries

% of Net Assets
China	30.5
India	15.3
Taiwan	10.2
South Korea	9.5
Brazil	6.6
Mexico	5.1
Indonesia	4.4
Hong Kong	4.0
South Africa	3.1
Thailand	2.4

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/abrdn Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.95%	$1,000.00	$976.70	$4.73
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class B (a)	Actual	1.20%	$1,000.00	$975.30	$5.97
	Hypothetical*	1.20%	$1,000.00	$1,019.16	$6.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—93.2% of Net Assets

Security Description	Shares	Value

Austria—1.1%
Mondi plc	553,603	$9,449,840

Brazil—6.6%
B3 S.A. - Brasil Bolsa Balcao	4,920,544	12,304,306
Banco Bradesco S.A. (ADR) (a)	3,793,675	10,925,784
MercadoLibre, Inc. (b)	9,609	8,131,520
Raia Drogasil S.A.	2,082,217	9,361,072
Rumo S.A.	2,553,926	8,993,757
WEG S.A.	1,203,139	8,762,858

		58,479,297

Chile—0.9%
Banco Santander Chile (ADR)	494,050	7,825,752

China—30.5%
Alibaba Group Holding, Ltd. (b)	3,482,300	38,448,647
Budweiser Brewing Co. APAC, Ltd.	6,229,100	19,595,667
China Resources Land, Ltd.	2,046,000	9,292,911
China Tourism Group Duty Free Corp., Ltd. - Class A	291,883	9,076,019
China Tourism Group Duty Free Corp., Ltd. - Class H (b)	206,000	6,071,277
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	1,017,844	11,651,973
JD.com, Inc. - Class A	930,869	26,167,048
Kweichow Moutai Co., Ltd. - Class A	56,166	13,898,577
LONGi Green Energy Technology Co., Ltd. - Class A	1,604,312	9,757,290
Meituan - Class B (b)	582,100	12,871,034
Midea Group Co., Ltd. - Class A	1,973,188	14,656,904
NARI Technology Co., Ltd. - Class A	2,403,880	8,407,108
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	302,524	13,731,389
Tencent Holdings, Ltd.	1,221,900	51,933,445
Wuxi Biologics Cayman, Inc. (b)	1,613,500	12,386,946
Yonyou Network Technology Co., Ltd. - Class A	1,406,136	4,890,670
Zhongsheng Group Holdings, Ltd.	1,629,000	8,303,360

		271,140,265

France—1.6%
TotalEnergies SE	221,859	13,847,364

Hong Kong—4.0%
AIA Group, Ltd.	2,188,800	24,114,018
Hong Kong Exchanges & Clearing, Ltd.	254,690	11,006,465

		35,120,483

India—15.3%
Hindustan Unilever, Ltd.	515,221	15,927,896
Housing Development Finance Corp., Ltd.	1,096,215	34,962,662
Kotak Mahindra Bank, Ltd.	775,817	17,057,957
Maruti Suzuki India, Ltd.	87,279	8,846,610
Power Grid Corp. of India, Ltd.	5,581,234	14,384,065
SBI Life Insurance Co., Ltd.	1,384,229	20,642,993
Tata Consultancy Services, Ltd.	367,231	14,450,559
UltraTech Cement, Ltd.	119,204	10,006,061

		136,278,803

Indonesia—4.4%
Bank Central Asia Tbk PT	30,281,100	16,601,616

Indonesia—(Continued)
Bank Rakyat Indonesia Persero Tbk PT	43,089,611	13,659,884
Telkom Indonesia Persero Tbk PT	38,233,700	9,210,865

		39,472,365

Mexico—5.1%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	188,632	14,735,932
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	359,605	8,378,327
Grupo Financiero Banorte S.A.B. de C.V. - Class O	2,437,022	17,538,704
Grupo Mexico S.A.B. de C.V. - Series B	1,434,161	5,056,160

		45,709,123

Netherlands—1.6%
ASM International NV	24,008	6,077,884
ASML Holding NV	14,546	7,873,793

		13,951,677

Peru—0.5%
Credicorp, Ltd.	34,022	4,615,424

Russia—0.0%
Lukoil PJSC (c) (d)	255,685	0
Novatek PJSC (c) (d)	928,138	0
Sberbank of Russia PJSC† (c) (d)	1,645,424	0

		0

South Africa—3.1%
Anglo American Platinum, Ltd.	189,964	15,936,684
Sanlam, Ltd.	3,078,699	8,820,803
Vodacom Group, Ltd.	448,438	3,216,941

		27,974,428

South Korea—3.6%
LG Chem, Ltd.	39,983	19,126,691
Samsung Engineering Co., Ltd. (b)	734,493	13,007,559

		32,134,250

Taiwan—10.2%
Delta Electronics, Inc.	1,333,000	12,417,963
Hon Hai Precision Industry Co., Ltd.	4,080,000	13,255,429
Taiwan Semiconductor Manufacturing Co., Ltd.	4,462,000	65,032,082

		90,705,474

Thailand—2.4%
Kasikornbank PCL	2,104,500	8,962,430
PTT Exploration & Production PCL	2,370,600	12,080,580

		21,043,010

United Arab Emirates—1.1%
Americana Restaurants International plc (b)	11,558,821	9,347,519

United States—0.7%
Globant S.A. (b)	38,989	6,556,390

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Zambia—0.5%
First Quantum Minerals, Ltd.	214,746	$4,486,827

Total Common Stocks (Cost $905,106,562)		828,138,291

Preferred Stock—5.9%

South Korea—5.9%
Samsung Electronics Co., Ltd. (Cost $51,214,851)	1,298,445	52,246,644

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $13,053,755; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $13,312,198.	13,051,145	13,051,145

Total Short-Term Investments (Cost $13,051,145)		13,051,145

Securities Lending Reinvestments (e)—0.4%

Repurchase Agreements—0.3%
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $313,650; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $320,048.	313,500	313,500
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $800,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $816,385.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $200,168; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $204,476.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $386,783; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $394,332.	386,600	386,600
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $400,196; collateralized by various Common Stock with an aggregate market value of $445,277.	400,000	400,000

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $500,244; collateralized by various Common Stock with an aggregate market value of $554,714.	500,000	500,000

		2,600,100

Mutual Funds—0.1%
Allspring Government Money Market Fund, Select Class 4.090% (f)	50,000	50,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (f)	50,000	50,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.160% (f)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (f)	100,000	100,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (f)	500,000	500,000

		1,200,000

Total Securities Lending Reinvestments (Cost $3,800,100)		3,800,100

Total Investments—101.0% (Cost $973,172,658)		897,236,180
Other assets and liabilities (net)—(1.0)%		(8,467,372)

Net Assets—100.0%		$888,768,808

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $3,648,096 and the collateral received consisted of cash in the amount of $3,800,100. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/12/19-10/13/21	1,645,424	$5,699,395	$0

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2022

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Banks	11.0
Semiconductors & Semiconductor Equipment	10.0
Internet & Direct Marketing Retail	9.6
Insurance	6.0
Technology Hardware, Storage & Peripherals	5.9
Interactive Media & Services	5.9
Beverages	5.4
Thrifts & Mortgage Finance	3.9
Oil, Gas & Consumable Fuels	2.9
Electronic Equipment, Instruments & Components	2.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$9,449,840	$—	$9,449,840
Brazil	19,057,304	39,421,993	—	58,479,297
Chile	7,825,752	—	—	7,825,752
China	—	271,140,265	—	271,140,265
France	—	13,847,364	—	13,847,364
Hong Kong	—	35,120,483	—	35,120,483
India	—	136,278,803	—	136,278,803
Indonesia	—	39,472,365	—	39,472,365
Mexico	45,709,123	—	—	45,709,123
Netherlands	—	13,951,677	—	13,951,677
Peru	4,615,424	—	—	4,615,424
Russia	—	—	0	0
South Africa	—	27,974,428	—	27,974,428
South Korea	—	32,134,250	—	32,134,250
Taiwan	—	90,705,474	—	90,705,474
Thailand	21,043,010	—	—	21,043,010
United Arab Emirates	9,347,519	—	—	9,347,519
United States	6,556,390	—	—	6,556,390
Zambia	4,486,827	—	—	4,486,827
Total Common Stocks	118,641,349	709,496,942	0	828,138,291
Total Preferred Stock*	—	52,246,644	—	52,246,644
Total Short-Term Investment*	—	13,051,145	—	13,051,145
Securities Lending Reinvestments
Repurchase Agreements	—	2,600,100	—	2,600,100
Mutual Funds	1,200,000	—	—	1,200,000
Total Securities Lending Reinvestments	1,200,000	2,600,100	—	3,800,100
Total Investments	$119,841,349	$777,394,831	$0	$897,236,180

Collateral for Securities Loaned (Liability)	$—	$(3,800,100)	$—	$(3,800,100)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, transfers into Level 3 in the amount of $55,151,777 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$897,236,180
Cash denominated in foreign currencies (c)	544,469
Receivable for:
Investments sold	46,631
Fund shares sold	10,588
Dividends and interest	405,771
Prepaid expenses	3,365

Total Assets	898,247,004
Liabilities
Collateral for securities loaned	3,800,100
Payables for:
Investments purchased	520,911
Fund shares redeemed	300,757
Foreign taxes	3,575,744
Accrued Expenses:
Management fees	649,450
Distribution and service fees	83,470
Deferred trustees’ fees	163,275
Other expenses	384,489

Total Liabilities	9,478,196

Net Assets	$888,768,808

Net Assets Consist of:
Paid in surplus	$994,684,801
Distributable earnings (Accumulated losses) (d)	(105,915,993)

Net Assets	$888,768,808

Net Assets
Class A	$502,019,363
Class B	386,749,445
Capital Shares Outstanding*
Class A	59,932,095
Class B	46,641,996
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.38
Class B	8.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $973,172,658.
(b)	Includes securities loaned at value of $3,648,096.
(c)	Identified cost of cash denominated in foreign currencies was $545,036.
(d)	Includes foreign capital gains tax of $3,575,744.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$17,331,482
Interest	109,294
Securities lending income	103,908

Total investment income	17,544,684
Expenses
Management fees	8,820,949
Administration fees	49,716
Custodian and accounting fees	657,748
Distribution and service fees—Class B	1,032,530
Audit and tax services	54,672
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	58,224
Insurance	8,669
Miscellaneous	38,108

Total expenses	10,775,271
Less management fee waiver	(936,828)

Net expenses	9,838,443

Net Investment Income	7,706,241

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(25,760,458)
Foreign currency transactions	(504,869)

Net realized gain (loss)	(26,265,327)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(273,007,762)
Foreign currency transactions	(10,351)

Net change in unrealized appreciation (depreciation)	(273,018,113)

Net realized and unrealized gain (loss)	(299,283,440)

Net Increase (Decrease) in Net Assets From Operations	$(291,577,199)

(a)	Net of foreign withholding taxes of $2,580,848.
(b)	Net of foreign capital gains tax of $884,803.
(c)	Includes change in foreign capital gains tax of $152,289.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,706,241	$11,103,895
Net realized gain (loss)	(26,265,327)	140,126,741
Net change in unrealized appreciation (depreciation)	(273,018,113)	(210,394,529)

Increase (decrease) in net assets from operations	(291,577,199)	(59,163,893)

From Distributions to Shareholders
Class A	(83,525,465)	(2,571,331)
Class B	(63,963,236)	(924,374)

Total distributions	(147,488,701)	(3,495,705)

Increase (decrease) in net assets from capital share transactions	200,578,393	107,702,006

Total increase (decrease) in net assets	(238,487,507)	45,042,408

Net Assets
Beginning of period	1,127,256,315	1,082,213,907

End of period	$888,768,808	$1,127,256,315

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	5,171,287	$52,464,852	15,397,820	$225,357,227
Reinvestments	9,600,628	83,525,465	175,278	2,571,331
Redemptions	(1,372,111)	(12,711,570)	(4,593,261)	(68,419,613)

Net increase (decrease)	13,399,804	$123,278,747	10,979,837	$159,508,945

Class B
Sales	4,836,024	$47,946,506	3,349,868	$47,233,052
Reinvestments	7,411,731	63,963,236	63,575	924,374
Redemptions	(3,693,971)	(34,610,096)	(6,879,306)	(99,964,365)

Net increase (decrease)	8,553,784	$77,299,646	(3,465,863)	$(51,806,939)

Increase (decrease) derived from capital shares transactions		$200,578,393		$107,702,006

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.38	$14.11	$11.32	$9.54	$11.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.16	0.06	0.19	0.12
Net realized and unrealized gain (loss)	(3.45)	(0.83)	2.96	1.79	(1.68)

Total income (loss) from investment operations	(3.36)	(0.67)	3.02	1.98	(1.56)

Less Distributions
Distributions from net investment income	(0.11)	(0.06)	(0.23)	(0.20)	(0.31)
Distributions from net realized capital gains	(1.53)	0.00	0.00	0.00	0.00

Total distributions	(1.64)	(0.06)	(0.23)	(0.20)	(0.31)

Net Asset Value, End of Period	$8.38	$13.38	$14.11	$11.32	$9.54

Total Return (%) (b)	(25.58)	(4.81)	27.68	20.98 (c)	(13.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.00	1.04	1.01	0.99
Net ratio of expenses to average net assets (%) (d)	0.94	0.90	0.94	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.93	1.11	0.57	1.84	1.12
Portfolio turnover rate (%)	36	36	31	16	20
Net assets, end of period (in millions)	$502.0	$622.6	$501.5	$456.8	$782.0

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.25	$13.98	$11.22	$9.45	$11.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.12	0.03	0.21	0.09
Net realized and unrealized gain (loss)	(3.41)	(0.83)	2.94	1.74	(1.66)

Total income (loss) from investment operations	(3.35)	(0.71)	2.97	1.95	(1.57)

Less Distributions
Distributions from net investment income	(0.08)	(0.02)	(0.21)	(0.18)	(0.28)
Distributions from net realized capital gains	(1.53)	0.00	0.00	0.00	0.00

Total distributions	(1.61)	(0.02)	(0.21)	(0.18)	(0.28)

Net Asset Value, End of Period	$8.29	$13.25	$13.98	$11.22	$9.45

Total Return (%) (b)	(25.81)	(5.07)	27.30	20.75 (c)	(14.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.29	1.25	1.29	1.26	1.24
Net ratio of expenses to average net assets (%) (d)	1.19	1.15	1.19	1.18	1.19
Ratio of net investment income (loss) to average net assets (%)	0.68	0.82	0.31	2.05	0.88
Portfolio turnover rate (%)	36	36	31	16	20
Net assets, end of period (in millions)	$386.7	$504.7	$580.7	$524.6	$492.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/abrdn Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $13,051,145. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,600,100. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals,

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$391,114,137	$0	$329,536,153

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$8,820,949	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. abrdn Asset Managers Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$991,532,114

Gross unrealized appreciation	79,538,446
Gross unrealized (depreciation)	(173,834,380)

Net unrealized appreciation (depreciation)	$(94,295,934)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$22,512,642	$3,495,705	$124,976,059	$—	$147,488,701	$3,495,705

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$10,059,727	$—	$(97,873,988)	$(17,938,454)	$(105,752,715)

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $17,938,454.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/abrdn Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/abrdn Emerging Markets Equity Portfolio (the “Fund”) (formerly Brighthouse/Aberdeen Emerging Markets Equity Portfolio) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/abrdn Emerging Markets Equity Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/abrdn Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and abrdn Asset Managers Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods ended October 31, 2022 and outperformed its benchmark for the five-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned -19.10% and -19.27%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned -16.00%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equity markets fell sharply in 2022, challenged throughout the year by strong inflation and large interest rate hikes that weighed on valuations and increased economic pressure for companies. In one of the worst years for equity investors since 2008, trillions of dollars of market value were erased. Value stocks fared much better than growth stocks, capturing roughly one-fifth of the decline. By sector, only Energy produced positive returns, although Financials ended the year only marginally negative. Communications Services, Consumer Discretionary and Real Estate each saw drawdowns of more the 20%, while Information Technology shed close to 35% of its value within the benchmark index. Regionally, all major MSCI indexes fell, most by double digits. Within the Portfolio’s benchmark, the Emerging Markets and Middle East regions performed the worst.

After Russia’s invasion of Ukraine, Europe pivoted to a new energy strategy, one which greatly reduced the region’s dependence on Russian oil and gas. Nevertheless, inflation rates, influenced by rising energy and food prices, rose quickly with prices increasing by more than 10% year-over-year on average by mid-year. Gross domestic product, which tends to be a lagging economic indicator, fell close to zero growth by year-end in many countries. In an attempt to limit the fallout caused by Russia’s decisions, as well as to protect consumers during the winter, the European Union (“EU”) instituted a dynamic price cap on natural gas. Referred to as a market-correction mechanism by the EU, the cap is designed to limit spikes in prices while still attracting supplies to the region. While the policy’s immediate effect was the suppression of energy prices, the long-term implications for the market are less clear. Soon after, Russia announced that it would cease exporting gas or oil to any country supporting the price cap. The European labor market, like that of the U.S., stayed surprisingly resilient during the year despite the downturn.

While inflation was less of a concern for China, economic conditions were nevertheless challenging for the world’s second largest economy. Given the government’s zero-COVID restrictions, China’s economy grew only 3% for the first nine months of the year. After protests by frustrated workers broke out over pay and continued COVID-19 restrictions at the world’s biggest Apple iPhone factory, the government cast off or relaxed most of its COVID-19 restrictions in late November. Economic activity picked up, and by year-end the economy showed signs of recovery. However, many analysts now question whether the country is sufficiently prepared to manage the reopening after nearly three years of tight restrictions and lockdowns. The human fallout from this policy and the ramifications for businesses leave lingering questions for investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI All Country World ex-U.S. Index (the “Index”) over the trailing twelve-month period. The primary sources of relative weakness were in our Materials, Financials and Health Care sector holdings. Energy and Information Technology (“IT”) sectors were sources of strength during the year.

In Materials and Financials, relative performance was weighed down by the Portfolio’s holdings in two Russian stocks that became frozen assets: Sberbank (Russia) in the Financials sector and Norilsk Nickel (Russia) in the Materials sector. Trading of these stocks was suspended after Russia invaded Ukraine in February, which prompted sanctions from the West, including cutting Russia’s access to U.S. financial markets. We chose to price both positions at zero, although we firmly believe both companies have value. These two holdings accounted for around 70% of the Portfolio’s underperformance in 2022.

In addition, our stake in Royal DSM (Netherlands), a Dutch nutrition and biosciences company, added to the underperformance in Materials. DSM has transformed itself through acquisitions to become a leading supplier of additives for food and feed, such as vitamins. During the year, it has been in the process of acquiring Firmenich, the largest privately-owned fragrance and taste company worldwide. While we supported the merger, we sold the position in the fourth quarter due to ongoing margin pressures faced by the firm.

In the Health Care sector, our position in Icon (Ireland), a global company that provides outsourced clinical research services to the pharmaceutical, biotechnology and medical devices industries, underperformed. While the company reported solid results for the first half of the year, its stock price pulled back by autumn on lower revenue guidance. The stock benefits from increased innovation and clinical trials in biotech, which, in the U.S and Europe, lagged in 2022.

Lastly, Alphabet’s share price slid on the ongoing deceleration in digital advertising driven by falling marketing budgets and strong competition. In addition, the tech giant faced strong currency headwinds and margin compression. While its closed-loop advertising model in Google search held up better than others, YouTube, its short video platform, saw weak traffic that was challenged by rival TikTok’s popularity. YouTube also struggled with mobile device policy changes that prioritize user privacy over targeted advertising. Given its negatively skewed risk/reward profile due to the change in fundamentals, we sold the position before period end.

Alternatively, our holdings in Energy added to relative returns. Our position in SLB (formerly Schlumberger) was the largest outperformer in the sector and the largest contributor to returns in the Portfolio over the period. SLB’s primary business is providing technology and information solutions that optimize reservoir performance to customers in the oil industry. It is the company’s

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

technological leadership within the industry that has contributed to its consistently strong cash generation and attracted us to the long-term opportunity for value creation. The investment team also appreciates the fact that SLB’s services industry has less exposure to inflationary pressures than do other parts of the sector and is less directly dependent on oil and gas commodity prices, which can be volatile at times.

In IT, the worst performing sector in 2022, our below-benchmark positioning more than compensated for the negative effects of stock selection in the sector. With the U.S. Federal Reserve resolute in its mission to curb inflation during the year, rate-sensitive technology shares sold off. With its sustainable growth-at-a-reasonable-price approach, our investment team continued to take a cautious approach to this often-volatile sector and avoided many of these more speculative stocks at a time when interest rates were rising, which paid off.

As of December 31, 2022, the Portfolio’s largest sector overweights relative to the benchmark were Industrials, Energy and Health Care, and largest underweights were IT, Utilities and Consumer Staples. We continue to look for companies that benefit from secular tailwinds and are supported by our investment themes. Within these themes, we look for companies that have dominant market positions, offer an essential product or service, own unique assets and have talented management teams at their helm.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	-19.10	1.99	2.88
Class B	-19.27	1.75	2.67
MSCI All Country World ex-U.S. Index	-16.00	0.88	2.58

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Schlumberger, Ltd.	5.0
Linde plc	4.7
BNP Paribas S.A.	4.4
Deutsche Boerse AG	4.2
Deutsche Telekom AG	4.0
Shell plc	3.5
Air Liquide S.A.	3.5
Canadian Pacific Railway, Ltd.	3.4
Aon plc- Class A	3.1
Argenx SE(ADR)	3.1

Top Countries

% of Net Assets
United Kingdom	16.5
France	14.3
Germany	12.4
Netherlands	10.0
United States	9.6
Switzerland	9.4
Canada	5.5
China	4.8
Denmark	4.3
Singapore	2.2

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.78%	$1,000.00	$1,067.80	$4.07
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97
Class B (a)	Actual	1.03%	$1,000.00	$1,067.80	$5.37
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—90.9% of Net Assets

Security Description	Shares	Value

Belgium—1.9%
UCB S.A.	218,455	$17,206,561

Canada—5.5%
Canadian National Railway Co.	126,890	15,073,107
Canadian Pacific Railway, Ltd. (a)	423,400	31,567,378
Kinaxis, Inc. (b)	40,500	4,543,837

		51,184,322

China—4.8%
Alibaba Group Holding, Ltd. (ADR) (b)	277,338	24,430,704
ANTA Sports Products, Ltd.	508,400	6,665,445
Wuliangye Yibin Co., Ltd. - Class A	501,887	12,995,147

		44,091,296

Denmark—4.3%
Ascendis Pharma A/S (ADR) (b)	130,004	15,877,388
Novo Nordisk A/S (ADR)	34,131	4,619,290
Novo Nordisk A/S - Class B	145,798	19,741,042

		40,237,720

France—14.3%
Air Liquide S.A.	227,858	32,410,360
Airbus SE	118,248	14,059,956
BNP Paribas S.A.	708,581	40,323,450
Capgemini SE	87,665	14,702,635
EssilorLuxottica S.A.	20,977	3,819,830
LVMH Moet Hennessy Louis Vuitton SE	21,347	15,507,419
Pernod Ricard S.A.	34,993	6,878,209
Safran S.A.	39,898	4,985,782

		132,687,641

Germany—10.1%
Allianz SE	70,365	15,130,319
Deutsche Boerse AG	223,415	38,548,195
Deutsche Post AG	69,734	2,624,916
Deutsche Telekom AG	1,869,902	37,297,940

		93,601,370

Hong Kong—0.2%
AIA Group, Ltd.	181,800	2,002,891

India—1.4%
Reliance Industries, Ltd.	412,465	12,651,838

Ireland—0.5%
ICON plc (b)	21,307	4,138,885

Italy—1.4%
Intesa Sanpaolo S.p.A.	5,883,632	13,126,319

Netherlands—10.0%
Adyen NV (b)	2,849	3,942,493
Argenx SE (b)	2,445	921,333
Argenx SE (ADR) (b)	75,076	28,441,041

Netherlands—(Continued)
ING Groep NV	2,137,558	26,079,081
Shell plc	1,155,185	32,827,722

		92,211,670

Russia—0.0%
MMC Norilsk Nickel PJSC (ADR) (b) (c) (d)	680,186	0
Sberbank of Russia PJSC† (b) (c) (d)	5,306,492	0

		0

Singapore—2.2%
DBS Group Holdings, Ltd.	385,029	9,747,554
United Overseas Bank, Ltd.	473,442	10,857,769

		20,605,323

Spain—1.1%
Ferrovial S.A.	397,621	10,401,507

Switzerland—9.4%
Alcon, Inc.	252,398	17,335,825
Barry Callebaut AG	3,509	6,952,186
Cie Financiere Richemont S.A. - Class A	176,160	22,796,097
Medacta Group S.A.	57,274	6,405,095
Nestle S.A.	156,859	18,114,937
UBS Group AG	852,018	15,881,261

		87,485,401

Taiwan—0.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	61,000	889,054

United Kingdom—14.1%
AstraZeneca plc	57,016	7,737,947
AstraZeneca plc (ADR)	153,967	10,438,963
BAE Systems plc	915,929	9,466,300
Barclays plc	13,305,163	25,580,321
Diageo plc	348,912	15,407,705
International Consolidated Airlines Group S.A. (a)	2,514,876	3,743,720
Linde plc (b)	133,987	43,809,875
Tesco plc	1,588,680	4,307,333
Unilever plc	205,096	10,346,885

		130,839,049

United States—9.6%
Amazon.com, Inc. (b)	166,342	13,972,728
Aon plc - Class A	95,049	28,528,007
Schlumberger, Ltd.	866,380	46,316,675

		88,817,410

Total Common Stocks (Cost $828,308,402)		842,178,257

Equity-Linked Security—2.4%

United Kingdom—2.4%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/31/23 (b) (e) (Cost $18,844,960)	1,686,945	22,048,688

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2022

Preferred Stocks—2.3%

Security Description	Shares/ Principal Amount*	Value

Germany—2.3%
Dr. Ing HC F Porsche AG (b)	97,128	$9,854,241
Porsche Automobil Holding SE	29,539	1,620,554
Volkswagen AG	75,026	9,351,151

Total Preferred Stocks (Cost $25,510,288)		20,825,946

Short-Term Investment—3.8%

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $35,363,177; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $36,063,283.	35,356,105	35,356,105

Total Short-Term Investments (Cost $35,356,105)		35,356,105

Securities Lending Reinvestments (f)—4.0%

Repurchase Agreements—1.5%
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $6,244,030; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $6,371,405.	6,241,048	6,241,048
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $500,240; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $511,935.	500,000	500,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $7,003,430; collateralized by various Common Stock with an aggregate market value of $7,792,343.	7,000,000	7,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $25,888; collateralized by various Common Stock with an aggregate market value of $28,794.	25,866	25,866
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $375,419; collateralized by various Common Stock with an aggregate market value of $419,120.	375,236	375,236

		14,142,150

Time Deposit—0.1%
Canadian Imperial Bank London 4.250%, 01/03/23	1,000,000	1,000,000

Mutual Funds—2.4%
Allspring Government Money Market Fund, Select Class 4.090% (g)	5,000,000	5,000,000

Mutual Funds—(Continued)
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (g)	100,000	100,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (g)	100,000	100,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (g)	100,000	100,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (g)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.160% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (g)	100,000	100,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (g)	100,000	100,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (g)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (g)	2,000,000	2,000,000

		22,500,000

Total Securities Lending Reinvestments (Cost $37,642,150)		37,642,150

Total Investments—103.4% (Cost $945,661,905)		958,051,146
Other assets and liabilities (net)—(3.4)%		(31,412,952)

Net Assets—100.0%		$926,638,194

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $34,301,991 and the collateral received consisted of cash in the amount of $37,642,150. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(e)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	09/16/21-02/11/22	5,306,492	$22,350,736	$0

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2022

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Banks	15.9
Chemicals	8.2
Pharmaceuticals	6.5
Capital Markets	5.9
Road & Rail	5.0
Energy Equipment & Services	5.0
Insurance	4.9
Oil, Gas & Consumable Fuels	4.9
Biotechnology	4.9
Textiles, Apparel & Luxury Goods	4.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$17,206,561	$—	$17,206,561
Canada	51,184,322	—	—	51,184,322
China	24,430,704	19,660,592	—	44,091,296
Denmark	20,496,678	19,741,042	—	40,237,720
France	—	132,687,641	—	132,687,641
Germany	—	93,601,370	—	93,601,370
Hong Kong	—	2,002,891	—	2,002,891
India	—	12,651,838	—	12,651,838
Ireland	4,138,885	—	—	4,138,885
Italy	—	13,126,319	—	13,126,319
Netherlands	28,441,041	63,770,629	—	92,211,670
Russia	—	—	0	0
Singapore	—	20,605,323	—	20,605,323
Spain	—	10,401,507	—	10,401,507
Switzerland	—	87,485,401	—	87,485,401
Taiwan	—	889,054	—	889,054
United Kingdom	10,438,963	120,400,086	—	130,839,049
United States	88,817,410	—	—	88,817,410
Total Common Stocks	227,948,003	614,230,254	0	842,178,257
Total Equity-Linked Security*	—	22,048,688	—	22,048,688
Total Preferred Stocks*	—	20,825,946	—	20,825,946
Total Short-Term Investment*	—	35,356,105	—	35,356,105
Securities Lending Reinvestments
Repurchase Agreements	—	14,142,150	—	14,142,150
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	22,500,000	—	—	22,500,000
Total Securities Lending Reinvestments	22,500,000	15,142,150	—	37,642,150
Total Investments	$250,448,003	$707,603,143	$0	$958,051,146

Collateral for Securities Loaned (Liability)	$—	$(37,642,150)	$—	$(37,642,150)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer into Level 3 in the amount of $34,423,888 was due to trading halts on the security’s respective exchange which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$958,051,146
Cash denominated in foreign currencies (c)	871,559
Receivable for:
Investments sold	4,147,561
Dividends and interest	3,795,841
Prepaid expenses	3,504

Total Assets	966,869,611
Liabilities
Collateral for securities loaned	37,642,150
Payables for:
Investments purchased	1,157,319
Fund shares redeemed	532,476
Accrued Expenses:
Management fees	594,619
Distribution and service fees	47
Deferred trustees’ fees	120,356
Other expenses	184,450

Total Liabilities	40,231,417

Net Assets	$926,638,194

Net Assets Consist of:
Paid in surplus	$934,523,880
Distributable earnings (Accumulated losses)	(7,885,686)

Net Assets	$926,638,194

Net Assets
Class A	$926,418,855
Class B	219,339
Capital Shares Outstanding*
Class A	101,376,168
Class B	24,036
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.14
Class B	9.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $945,661,905.
(b)	Includes securities loaned at value of $34,301,991.
(c)	Identified cost of cash denominated in foreign currencies was $868,856.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$23,833,001
Interest	145,304
Securities lending income	358,758

Total investment income	24,337,063
Expenses
Management fees	7,419,290
Administration fees	50,609
Custodian and accounting fees	191,802
Distribution and service fees—Class B	563
Audit and tax services	53,164
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	27,185
Insurance	8,806
Miscellaneous	34,861

Total expenses	7,840,935
Less management fee waiver	(119,619)

Net expenses	7,721,316

Net Investment Income	16,615,747

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(35,513,954)
Foreign currency transactions	(279,979)

Net realized gain (loss)	(35,793,933)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(214,794,718)
Foreign currency transactions	(14,746)

Net change in unrealized appreciation (depreciation)	(214,809,464)

Net realized and unrealized gain (loss)	(250,603,397)

Net Increase (Decrease) in Net Assets From Operations	$(233,987,650)

(a)	Net of foreign withholding taxes of $2,955,951.
(b)	Net of foreign capital gains tax of $(5,658).
(c)	Includes change in foreign capital gains tax of $381,372.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,615,747	$10,109,524
Net realized gain (loss)	(35,793,933)	170,881,726
Net change in unrealized appreciation (depreciation)	(214,809,464)	(77,525,926)

Increase (decrease) in net assets from operations	(233,987,650)	103,465,324

From Distributions to Shareholders
Class A	(181,357,491)	(13,817,540)
Class B	(39,383)	(2,941)

Total distributions	(181,396,874)	(13,820,481)

Increase (decrease) in net assets from capital share transactions	104,978,701	(64,944,150)

Total increase (decrease) in net assets	(310,405,823)	24,700,693

Net Assets
Beginning of period	1,237,044,017	1,212,343,324

End of period	$926,638,194	$1,237,044,017

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	523,962	$4,996,200	1,254,006	$17,254,964
Reinvestments	20,893,720	181,357,491	994,068	13,817,540
Redemptions	(8,336,400)	(81,401,371)	(6,939,276)	(95,954,787)

Net increase (decrease)	13,081,282	$104,952,320	(4,691,202)	$(64,882,283)

Class B
Sales	755	$7,288	429	$5,973
Reinvestments	4,537	39,383	212	2,941
Redemptions	(1,817)	(20,290)	(5,146)	(70,781)

Net increase (decrease)	3,475	$26,381	(4,505)	$(61,867)

Increase (decrease) derived from capital shares transactions		$104,978,701		$(64,944,150)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.01	$13.03	$12.71	$9.90	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.11	0.07	0.15	0.16
Net realized and unrealized gain (loss)	(2.96)	1.03	0.82	2.82	(1.34)

Total income (loss) from investment operations	(2.79)	1.14	0.89	2.97	(1.18)

Less Distributions
Distributions from net investment income	(0.11)	(0.08)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gains	(1.97)	(0.08)	(0.41)	0.00	0.00

Total distributions	(2.08)	(0.16)	(0.57)	(0.16)	(0.17)

Net Asset Value, End of Period	$9.14	$14.01	$13.03	$12.71	$9.90

Total Return (%) (b)	(19.10)	8.70	7.91	30.22	(10.68)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	1.68	0.82	0.64	1.30	1.48
Portfolio turnover rate (%)	50	61	67	42	65
Net assets, end of period (in millions)	$926.4	$1,236.8	$1,212.0	$1,203.8	$1,082.3

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.97	$13.00	$12.67	$9.87	$11.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.08	0.04	0.12	0.14
Net realized and unrealized gain (loss)	(2.94)	1.02	0.83	2.82	(1.34)

Total income (loss) from investment operations	(2.80)	1.10	0.87	2.94	(1.20)

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.13)	(0.14)	(0.14)
Distributions from net realized capital gains	(1.97)	(0.08)	(0.41)	0.00	0.00

Total distributions	(2.04)	(0.13)	(0.54)	(0.14)	(0.14)

Net Asset Value, End of Period	$9.13	$13.97	$13.00	$12.67	$9.87

Total Return (%) (b)	(19.27)	8.41	7.66	29.89	(10.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.04	1.04	1.05
Ratio of net investment income (loss) to average net assets (%)	1.42	0.57	0.34	1.07	1.25
Portfolio turnover rate (%)	50	61	67	42	65
Net assets, end of period (in millions)	$0.2	$0.3	$0.3	$0.3	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

amount of $23,066 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri- party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $35,356,105. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,142,150. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$487,890,795	$0	$585,401,318

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $7,419,290.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	750 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$947,275,535

Gross unrealized appreciation	116,729,419
Gross unrealized (depreciation)	(105,953,808)

Net unrealized appreciation (depreciation)	$10,775,611

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$50,473,353	$6,774,380	$130,923,521	$7,046,101	$181,396,874	$13,820,481

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,876,678	$—	$10,791,891	$(34,433,897)	$(7,765,328)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $34,433,897.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Artisan International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2022, underperformed the median of its Performance Universe for the three-year period ended June 30, 2022, and performed equal to the median of its Performance Universe for the five-year period ended June 30, 2022. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. In addition, the Board considered that the Portfolio underperformed its benchmark, the MSCI All Country World ex U.S. Index, for the one- and three-year periods ended October 31, 2022 and outperformed its benchmark for the five-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned -1.36% and -1.60%, respectively. The Portfolio’s benchmark, the Morningstar LSTA U.S. Leveraged Loan Index¹, returned -0.60%.

MARKET ENVIRONMENT / CONDITIONS

Amid increasing global concerns about inflation and rising interest rates, compounded by the negative effects of Russia’s invasion of Ukraine, Senior Loans displayed value as a diversifier by outperforming most U.S. fixed income asset classes during the 12-month period ended December 31, 2022.

Although returns for the Morningstar LSTA U.S. Leveraged Loan Index (the “Index”), a broad measure of the asset class, were negative during the period, Senior Loans outperformed Investment Grade (“IG”) corporate bonds, High Yield (“HY”) corporate bonds, Municipal bonds, U.S. Government bonds, and the U.S. equity market.

In February 2022, the economic impact of Russia’s invasion of Ukraine became a tipping point for the loan market’s performance. While the U.S. Federal Reserve’s (the “Fed”) projection of multiple interest rate increases in 2022 was generally viewed as a positive sign for floating-rate loans, investors began to worry about the negative effects of supply chain disruptions, higher commodity prices and labor expenses, rising debt service costs on loan issuers, and the potential for a recession in both the U.S. and global economies.

Manifesting investor concerns, higher quality loans began to outperform lower quality loans. Loan prices, which had risen earlier in the period, declined each month from February through June. After enjoying a brief summer rally in July and August on the hope that inflation and recession fears were subsiding, loan prices resumed their downward slide in September before recovering modestly in October. While mutual fund inflows for the asset class continued through April, flows turned negative in May and remained negative for the rest of the year. Collateralized Loan Obligation (“CLO”) demand from institutional investors stayed positive throughout the period. By the end of 2022, loan prices had fallen to $92.44 from $98.64 at the start of the period.

Issuer fundamentals, however, remained a bright spot for the asset class. While the trailing 12-month default rate inched higher during the period, from 0.29% at the beginning of the year to 0.72% at year-end, it remained well below the long-term historical average of 2.7%.

For the full year, higher quality loans outperformed lower quality issues, with BBB, BB, B, CCC and D-rated (defaulted) loans within the Index returning 3.25%, 2.99%, -1.07%, -12.00%, and -52.04% respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s modest out-of-benchmark exposure to secured HY bonds detracted from relative performance during the period as HY bonds generally underperformed floating-rate loans. On an individual security basis, the largest detractor from returns relative to the Index was an overweight position in a struggling mattress manufacturing firm.

The Portfolio’s underweight position in BBB-rated loans, the highest credit rating category in the Index and the best performing category during the period, hurt relative performance. The Portfolio has historically tended to underweight BBB-rated loans due to their lower yield and smaller return potential compared with lower-rated loans.

In contrast, contributors to relative performance versus the Index included the Portfolio’s underweight position in CCC-rated loans, which underperformed the broader Index during the period. On an individual issuer basis, top contributors to relative returns included an overweight position in a rebounding coal producer. The Portfolio’s avoidance of several defaulted loans in the Index contributed to relative performance as well.

The cornerstones of the Portfolio’s investment philosophy are strong internal credit research and broad diversification. The Portfolio held 376 issuer positions across 55 industries as of December 31, 2022. We believe an optimal risk/return profile can be achieved predominately through interest income from investments in higher quality loans, rather than primarily seeking capital gains associated with distressed loans. At the end of the period, the Portfolio maintained an overweight position in BB-rated loans (26.3% vs. 25.1%) and an underweight exposure to the distressed CCC-rated loan category (3.4% vs. 5.3%).

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 44 days on average as of December 31, 2022, resulting in Portfolio duration of approximately 0.25 years.

Andrew N. Sveen

Michael J. Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Morningstar LSTA U.S. Leveraged Loan Index is a total return index that uses mark-to-market pricing from LSTA/ Loan Pricing Corporation (LPC) to calculate market value change. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE MORNINGSTAR LSTA U.S. LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	–1.36	2.47	3.00
Class B	–1.60	2.22	2.75
Morningstar LSTA U.S. Leveraged Loan Index	–0.60	3.31	3.67

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Industries

% of Net Assets
Software	15.2
Commercial Services	7.9
Media	5.0
Diversified Financial Services	4.2
Pharmaceuticals	3.9
Chemicals	3.7
Insurance	3.7
Computers	3.3
Retail	3.3
Internet	3.3

Top Sectors

% of Net Assets
Floating Rate Loans	88.7
Corporate Bonds & Notes	3.3
Common Stocks	0.4
Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.69%	$1,000.00	$1,036.10	$3.54
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B (a)	Actual	0.94%	$1,000.00	$1,035.30	$4.82
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a) — 88.7% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense — 2.0%
AI Convoy (Luxembourg) S.a.r.l. USD Term Loan B, 8.174%, 6M LIBOR + 3.500%, 01/18/27	606,031	$598,758
Dynasty Acquisition Co., Inc. Term Loan B1, 7.923%, 1M LIBOR + 3.500%, 04/06/26	2,216,759	2,118,923
Term Loan B2, 7.923%, 1M LIBOR + 3.500%, 04/06/26	1,191,900	1,139,295
TransDigm, Inc. 2022 Term Loan H, 7.791%, 3M LIBOR + 3.250%, 02/22/27	1,625,549	1,622,375
Term Loan F, 6.980%, 3M LIBOR + 2.250%, 12/09/25	4,780,007	4,727,843
WP CPP Holdings LLC Term Loan, 8.170%, 3M LIBOR + 3.750%, 04/30/25	2,572,028	2,253,740

		12,460,934

Agriculture — 0.1%
Alltech, Inc. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 10/13/28	519,750	489,215

Airlines — 0.3%
American Airlines, Inc. Term Loan, 8.993%, 3M LIBOR + 4.750%, 04/20/28	1,000,000	996,875
Mileage Plus Holdings LLC Term Loan B, 9.996%, 3M LIBOR + 5.250%, 06/21/27	652,500	672,618

		1,669,493

Auto Manufacturers — 0.1%
American Trailer World Corp. Term Loan B, 8.173%, 1M TSFR + 3.750%, 03/03/28	709,809	617,313

Auto Parts & Equipment — 1.5%
Adient U.S. LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/10/28	886,500	877,451
Autokiniton U.S. Holdings, Inc. Term Loan B, 8.792%, 1M LIBOR + 4.500%, 04/06/28	1,723,750	1,672,037
Clarios Global L.P. USD Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/30/26	3,528,743	3,469,929
DexKo Global, Inc. 2021 USD Term Loan B, 8.593%, 1M LIBOR + 3.750%, 10/04/28	893,250	803,786
2022 USD Term Loan, 11.080%, 3M TSFR + 6.500%, 10/04/28	925,000	864,875
Garrett LX I S.a r.l. USD Term Loan B, 7.670%, 3M LIBOR + 3.250%, 04/30/28	666,563	651,565
Truck Hero, Inc. Term Loan B, 8.134%, 1M LIBOR + 3.750%, 01/31/28	1,080,750	932,437

		9,272,080

Banks — 0.3%
Walker & Dunlop, Inc. 2022 Incremental Term Loan B, 12/17/29 (b)	775,000	767,250
Term Loan, 6.673%, 1M TSFR + 2.250%, 12/16/28	1,188,000	1,167,210

		1,934,460

Beverages — 0.4%
Arterra Wines Canada, Inc. Term Loan, 8.230%, 3M LIBOR + 3.500%, 11/24/27	906,500	851,638
City Brewing Co. LLC Term Loan, 7.792%, 1M LIBOR + 3.500%, 04/05/28	665,942	299,674
Triton Water Holdings, Inc. Term Loan, 8.230%, 3M LIBOR + 3.500%, 03/31/28	1,280,502	1,195,028

		2,346,340

Building Materials — 2.4%
ACProducts, Inc. Term Loan B, 8.980%, 3M LIBOR + 4.250%, 05/17/28	2,834,344	2,132,843
Chamberlain Group, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 11/03/28	1,707,750	1,615,603
Cornerstone Building Brands, Inc. Term Loan B, 7.568%, 1M LIBOR + 3.250%, 04/12/28	786,000	709,120
CPG International, Inc. Term Loan B, 6.823%, 1M TSFR + 2.500%, 04/28/29	972,563	948,552
Icebox Holdco III, Inc. 1st Lien Term Loan, 7.980%, 3M LIBOR + 3.500%, 12/22/28	918,855	851,952
MI Windows & Doors LLC Term Loan, 7.923%, 1M TSFR + 3.500%, 12/18/27	260,023	257,423
Oscar AcquisitionCo LLC Term Loan B, 9.180%, 3M TSFR + 4.500%, 04/29/29	947,625	898,383
Quikrete Holdings, Inc. 1st Lien Term Loan, 7.009%, 1M LIBOR + 2.625%, 02/01/27	4,181,712	4,145,703
Term Loan B1, 7.384%, 1M LIBOR + 3.000%, 06/11/28	2,282,750	2,268,008
Standard Industries, Inc. Term Loan B, 6.425%, 3M LIBOR + 2.250%, 09/22/28	1,213,231	1,199,920

		15,027,507

Chemicals — 3.8%
Aruba Investments, Inc. USD Term Loan, 8.387%, 1M LIBOR + 3.750%, 11/24/27	663,230	646,097
Axalta Coating Systems Dutch Holding B B.V USD Term Loan B, 7.506%, 3M TSFR + 3.000%, 12/20/29	1,550,000	1,553,148
CPC Acquisition Corp. Term Loan, 8.480%, 3M LIBOR + 3.750%, 12/29/27	687,750	502,058
Flint Group GmbH Term Loan C, 0.750%, 09/21/23 (i)	91,093	67,256
Flint Group U.S. LLC USD 1st Lien Term Loan B2, 8.575%, 3M LIBOR + 4.250%, 09/21/23	551,035	406,846
Illuminate Buyer LLC Term Loan, 7.884%, 1M LIBOR + 3.500%, 06/30/27	699,319	671,491
INEOS Enterprises Holdings U.S. Finco LLC USD Term Loan B, 8.235%, 3M LIBOR + 3.500%, 08/28/26	178,904	173,537
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 7.134%, 1M LIBOR + 2.750%, 01/29/26	2,265,500	2,231,518
INEOS U.S. Finance LLC 2022 USD Term Loan B, 8.173%, 1M TSFR + 3.750%, 11/08/27	2,976,563	2,936,563
USD Term Loan B, 6.923%, 1M LIBOR + 2.500%, 11/08/28	669,938	646,908
Kraton Corp. USD Term Loan, 8.040%, 3M TSFR + 3.250%, 03/15/29	496,250	493,381
Lonza Group AG USD Term Loan B, 8.730%, 3M LIBOR + 4.000%, 07/03/28	1,800,383	1,661,754
LSF11 Skyscraper Holdco S.a r.l. USD Term Loan B, 8.230%, 3M LIBOR + 3.500%, 09/29/27	1,940,696	1,901,882

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Messer Industries GmbH USD Term Loan, 7.230%, 3M LIBOR + 2.500%, 03/02/26	1,429,810	$1,419,421
Olympus Water U.S. Holding Corp. Incremental Term Loan, 9.180%, 3M TSFR + 4.500%, 11/09/28	397,000	385,834
PQ Corp. Term Loan B, 6.915%, 3M LIBOR + 2.500%, 06/09/28	2,275,350	2,245,486
Starfruit Finco B.V. 2018 USD Term Loan B, 7.165%, 3M LIBOR + 2.750%, 10/01/25	1,806,550	1,785,323
Trinseo Materials Operating S.C.A. Term Loan B2, 6.884%, 1M LIBOR + 2.500%, 05/03/28	886,500	828,416
Tronox Finance LLC Incremental Term Loan, 7.830%, 3M TSFR + 3.250%, 04/04/29	272,938	270,208
Term Loan B, 6.634%, 1M LIBOR + 2.250%, 03/10/28	1,353,000	1,314,327
W.R. Grace & Co. Term Loan B, 8.500%, 3M LIBOR + 3.750%, 09/22/28	1,237,500	1,217,971

		23,359,425

Coal — 0.1%
American Consolidated Natural Resources, Inc. Exit Term Loan, 17.327%, 1M LIBOR + 13.000%, 09/16/25 (i)	36,612	36,887
Oxbow Carbon LLC Term Loan B, 8.980%, 3M LIBOR + 4.250%, 10/17/25	288,438	287,356

		324,243

Commercial Services — 7.5%
AEA International Holdings (Lux) S.a.r.l. Term Loan B, 8.500%, 3M LIBOR + 3.750%, 09/07/28	3,118,500	3,079,519
Albion Financing 3 S.a.r.l. USD Term Loan, 9.575%, 3M LIBOR + 5.250%, 08/17/26	2,202,750	2,090,778
Allied Universal Holdco LLC USD Incremental Term Loan B, 8.173%, 1M LIBOR + 3.750%, 05/12/28	2,803,574	2,666,549
Amentum Government Services Holdings LLC Term Loan, 8.528%, 3M TSFR + 4.000%, 02/15/29	820,875	801,379
American Residential Services LLC Term Loan B, 8.230%, 3M LIBOR + 3.500%, 10/15/27	539,000	526,199
APFS Staffing Holdings, Inc. Term Loan, 8.136%, 3M TSFR + 4.000%, 12/29/28	297,750	285,096
APi Group DE, Inc. Incremental Term Loan B, 7.134%, 1M LIBOR + 2.750%, 01/03/29	887,705	882,342
Term Loan B, 6.884%, 1M LIBOR + 2.500%, 10/01/26	1,221,217	1,214,194
Belron Finance U.S. LLC USD Term Loan B, 7.063%, 3M LIBOR + 2.500%, 04/13/28	859,688	854,673
CCRR Parent, Inc. Term Loan B, 8.140%, 1M LIBOR + 3.750%, 03/06/28	516,183	493,922
CHG Healthcare Services, Inc. Term Loan, 7.634%, 1M LIBOR + 3.250%, 09/29/28	1,185,000	1,161,959
CoreLogic, Inc. Term Loan, 7.938%, 1M LIBOR + 3.500%, 06/02/28	2,898,406	2,426,206
Corporation Service Co. Term Loan B, 7.673%, 1M TSFR + 3.250%, 11/02/29	375,000	372,187
EAB Global, Inc. Term Loan, 7.884%, 1M LIBOR + 3.500%, 08/16/28	1,262,250	1,217,395

Commercial Services —(Continued)
Electro Rent Corp. 2022 Term Loan, 9.278%, 3M LIBOR + 5.500%, 11/01/24	1,879,870	1,814,075
Employbridge Holding Co. 2021 Term Loan B, 9.494%, 3M LIBOR + 4.750%, 07/19/28	1,604,688	1,327,879
Ensemble RCM LLC Term Loan, 7.944%, 3M TSFR + 3.750%, 08/03/26	2,223,413	2,202,222
Foundational Education Group, Inc. 1st Lien Term Loan, 8.592%, 3M TSFR + 3.750%, 08/31/28	594,000	534,600
Garda World Security Corp. Term Loan B, 8.930%, 3M LIBOR + 4.250%, 10/30/26	1,803,894	1,759,924
Hertz Corp. (The) Term Loan B, 7.630%, 1M LIBOR + 3.250%, 06/30/28	1,098,163	1,080,318
Term Loan C, 7.630%, 1M LIBOR + 3.250%, 06/30/28	210,113	206,699
Indy U.S. Bidco LLC USD Term Loan, 8.134%, 1M LIBOR + 3.750%, 03/05/28	663,230	579,773
KUEHG Corp. Incremental Term Loan, 8.480%, 3M LIBOR + 3.750%, 02/21/25	1,375,214	1,324,289
Monitronics International, Inc. Takeback Term Loan, 11.915%, 3M LIBOR + 6.500%, 03/29/24	1,265,596	852,696
NAB Holdings LLC Term Loan, 7.730%, 3M TSFR + 3.000%, 11/23/28	2,006,735	1,959,075
PECF USS Intermediate Holding III Corp. Term Loan B, 8.634%, 1M LIBOR + 4.250%, 12/15/28	693,000	580,315
Prime Security Services Borrower LLC Term Loan, 6.505%, 3M LIBOR + 2.750%, 09/23/26	2,267,014	2,249,109
Sabre GLBL, Inc. Term Loan B1, 7.884%, 1M LIBOR + 3.500%, 12/17/27	303,771	276,052
Term Loan B2, 7.884%, 1M LIBOR + 3.500%, 12/17/27	484,229	440,043
Sotheby’s Term Loan B, 8.579%, 3M LIBOR + 4.500%, 01/15/27	373,657	365,561
Spin Holdco, Inc. Term Loan, 7.144%, 3M LIBOR + 4.000%, 03/04/28	3,979,125	3,394,691
Trans Union LLC Term Loan B5, 6.134%, 1M LIBOR + 1.750%, 11/16/26	1,988,307	1,964,695
Term Loan B6, 6.634%, 1M LIBOR + 2.250%, 12/01/28	1,811,927	1,796,356
TruGreen L.P. Term Loan, 8.384%, 1M LIBOR + 4.000%, 11/02/27	539,000	477,015
TTF Holdings LLC Term Loan, 8.384%, 1M LIBOR + 4.000%, 03/31/28	539,106	533,041
Vaco Holdings LLC Term Loan, 9.730%, 3M TSFR + 5.000%, 01/21/29	297,000	287,162
Verscend Holding Corp. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 08/27/25	2,033,229	2,025,604
Wex, Inc. Term Loan, 6.634%, 1M LIBOR + 2.250%, 03/31/28	442,125	440,225

		46,543,817

Computers — 3.3%
Imprivata, Inc. Incremental Term Loan, 8.573%, 1M TSFR + 4.250%, 12/01/27	248,750	240,588
Term Loan, 8.134%, 1M LIBOR + 3.750%, 12/01/27	1,056,188	1,018,957

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Computers —(Continued)
Magenta Buyer LLC USD 1st Lien Term Loan, 9.170%, 3M LIBOR + 4.750%, 07/27/28	4,504,500	$3,879,501
USD 2nd Lien Term Loan, 12.670%, 3M LIBOR + 8.250%, 07/27/29	1,075,000	849,250
McAfee LLC USD Term Loan B, 7.974%, 1M TSFR + 3.750%, 03/01/29	3,034,750	2,837,491
NCR Corp. Term Loan, 6.920%, 3M LIBOR + 2.500%, 08/28/26	1,369,072	1,333,704
Panther Commercial Holdings L.P. Term Loan, 8.665%, 3M LIBOR + 4.250%, 01/07/28	1,899,396	1,718,004
Redstone Holdco 2 L.P. Term Loan, 9.108%, 3M LIBOR + 4.750%, 04/27/28	2,370,000	1,657,815
SITEL Worldwide Corp. USD Term Loan, 8.140%, 1M LIBOR + 3.750%, 08/28/28	1,999,688	1,979,691
Tempo Acquisition LLC Term Loan B, 7.323%, 1M TSFR + 3.000%, 08/31/28	1,536,635	1,533,434
Verifone Systems, Inc. 1st Lien Term Loan, 8.359%, 3M LIBOR + 4.000%, 08/20/25	2,741,296	2,521,992
Vision Solutions, Inc. Incremental Term Loan, 8.358%, 3M LIBOR + 4.000%, 04/24/28	1,358,988	1,130,791

		20,701,218

Cosmetics/Personal Care — 0.7%
Conair Holdings LLC Term Loan B, 8.480%, 3M LIBOR + 3.750%, 05/17/28	1,580,000	1,335,100
Journey Personal Care Corp. Term Loan B, 8.980%, 3M LIBOR + 4.250%, 03/01/28	1,557,609	1,146,790
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 8.480%, 3M LIBOR + 3.750%, 10/01/26	1,915,875	1,839,506

		4,321,396

Distribution/Wholesale — 0.3%
Core & Main L.P. Term Loan B, 7.416%, 6M LIBOR + 2.500%, 07/27/28	1,431,875	1,417,198
Gloves Buyer, Inc. Term Loan, 8.384%, 1M LIBOR + 4.000%, 12/29/27	566,745	510,071

		1,927,269

Diversified Financial Services — 4.1%
Advisor Group, Inc. Term Loan, 8.884%, 1M LIBOR + 4.500%, 07/31/26	1,456,216	1,428,001
Aretec Group, Inc. Term Loan, 8.673%, 1M TSFR + 4.250%, 10/01/25	3,588,421	3,516,653
Astra Acquisition Corp. 1st Lien Term Loan, 9.634%, 1M LIBOR + 5.250%, 10/25/28	1,187,371	1,056,760
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B5, 6.603%, 1M LIBOR + 2.250%, 12/01/27	1,666,000	1,664,569
Deerfield Dakota Holding LLC USD Term Loan B, 8.073%, 1M TSFR + 3.750%, 04/09/27	1,852,500	1,733,825
Ditech Holding Corp. Term Loan, 3M LIBOR, 06/30/23 (c)	1,824,660	200,712

Diversified Financial Services—(Continued)
Edelman Financial Center LLC Term Loan B, 7.884%, 1M LIBOR + 3.500%, 04/07/28	1,723,750	1,617,555
Fiserv Investment Solutions, Inc. Term Loan B, 8.325%, 1M LIBOR + 4.000%, 02/18/27	487,500	464,039
Focus Financial Partners LLC 2022 Term Loan B5, 7.573%, 1M TSFR + 3.250%, 06/30/28	349,125	345,721
Term Loan B4, 6.823%, 1M LIBOR + 2.500%, 06/30/28	1,010,099	995,369
Franklin Square Holdings L.P. Term Loan B, 6.688%, 1M LIBOR + 2.250%, 08/01/25	478,748	476,354
Guggenheim Partners LLC 2022 Term Loan B, 7.573%, 3M TSFR + 3.250%, 12/12/29	5,013,975	4,970,103
Hudson River Trading LLC Term Loan, 7.438%, 1M TSFR + 3.000%, 03/20/28	2,311,288	2,189,326
LHS Borrower LLC 2022 Term Loan B, 9.050%, 1M TSFR + 4.750%, 02/16/29	1,516,530	1,241,659
LPL Holdings, Inc. Term Loan B1, 5.870%, 1M LIBOR + 1.750%, 11/12/26	1,261,000	1,256,114
NFP Corp. Term Loan, 7.634%, 1M LIBOR + 3.250%, 02/15/27	1,104,578	1,059,566
Victory Capital Holdings, Inc. Incremental Term Loan B, 5.962%, 3M TSFR + 2.250%, 12/29/28	482,673	477,545
Term Loan B, 5.962%, 3M TSFR + 2.250%, 07/01/26	768,058	764,538

		25,458,409

Electric — 0.5%
Calpine Construction Finance Co. L.P. Term Loan B, 6.384%, 1M LIBOR + 2.000%, 01/15/25	1,198,730	1,197,512
Calpine Corp. Term Loan B5, 6.890%, 1M LIBOR + 2.500%, 12/16/27	1,993,968	1,978,044
Longview Power LLC Exit Term Loan, 13.674%, 3M LIBOR + 13.674%, 07/30/25	76,615	75,465

		3,251,021

Electrical Components & Equipment — 0.3%
Creation Technologies, Inc. Term Loan, 9.248%, 3M LIBOR + 5.500%, 10/05/28	1,094,500	881,073
Energizer Holdings, Inc. Term Loan, 6.625%, 1M LIBOR + 2.250%, 12/22/27	955,521	939,994

		1,821,067

Electronics — 0.3%
II-VI, Inc. Term Loan B, 7.134%, 3M LIBOR + 2.750%, 07/02/29	1,102,098	1,094,659
Mirion Technologies, Inc. Term Loan, 7.901%, 6M LIBOR + 2.750%, 10/20/28	767,250	755,182

		1,849,841

Engineering & Construction — 0.6%
Aegion Corp. Term Loan, 9.134%, 1M LIBOR + 4.750%, 05/17/28	469,062	439,452
Brown Group Holding LLC 2022 Incremental Term Loan B2, 7.925%, 3M TSFR + 3.750%, 07/02/29	249,375	248,952

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Brown Group Holding, LLC Term Loan B, 6.884%, 1M LIBOR + 2.500%, 06/07/28	1,329,867	$1,308,495
Centuri Group, Inc. Term Loan B, 6.884%, 1M LIBOR + 2.500%, 08/27/28	812,455	800,776
KKR Apple Bidco LLC Term Loan, 7.134%, 1M LIBOR + 2.750%, 09/23/28	173,250	171,071
Rockwood Service Corp. Term Loan, 8.634%, 1M LIBOR + 4.250%, 01/23/27	526,097	520,507
USIC Holdings, Inc. Term Loan, 7.884%, 1M LIBOR + 3.500%, 05/12/28	167,734	160,570

		3,649,823

Entertainment — 1.8%
AMC Entertainment Holdings, Inc. Term Loan B, 7.274%, 1M LIBOR + 3.000%, 04/22/26	1,564,063	851,856
Crown Finance U.S., Inc. 2022 DIP Term Loan, 14.281%, 1M TSFR + 10.000%, 09/07/23	1,441,742	1,421,558
Incremental Term Loan, 09/30/26 (c)	1,267,476	233,592
Great Canadian Gaming Corp. Term Loan, 8.753%, 3M LIBOR + 4.000%, 11/01/26	572,125	563,304
SeaWorld Parks & Entertainment, Inc. Term Loan B, 7.438%, 1M LIBOR + 3.000%, 08/25/28	987,500	972,585
SMG U.S. Midco 2, Inc. Term Loan, 6.915%, 1M LIBOR + 2.500%, 01/23/25	214,431	209,874
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.092%, 3M TSFR + 3.250%, 07/22/28	1,496,250	1,491,387
USD Incremental Term Loan, 6.980%, 3M LIBOR + 2.250%, 07/21/26	2,394,688	2,367,582
Twin River Worldwide Holdings, Inc. Term Loan B, 7.542%, 3M LIBOR + 3.250%, 10/02/28	1,262,250	1,175,997
UFC Holdings LLC Term Loan B, 7.110%, 3M LIBOR + 2.750%, 04/29/26	2,034,670	2,012,256

		11,299,991

Environmental Control — 1.5%
Covanta Holding Corp. Term Loan B, 6.823%, 1M TSFR + 2.500%, 11/30/28	438,585	435,935
Term Loan C, 6.823%, 1M TSFR + 2.500%, 11/30/28	33,101	32,901
EnergySolutions LLC Term Loan B, 8.480%, 3M LIBOR + 3.750%, 05/09/25	993,024	927,856
EWT Holdings III Corp. Term Loan, 6.688%, 1M LIBOR + 2.250%, 04/01/28	960,375	950,371
Filtration Group Corp. 1st Lien Term Loan, 7.384%, 1M LIBOR + 3.000%, 03/29/25	701,518	695,764
GFL Environmental, Inc. Term Loan, 7.415%, 3M LIBOR + 3.000%, 05/30/25	1,325,979	1,327,636
Harsco Corp. Term Loan, 6.688%, 1M LIBOR + 2.250%, 03/10/28	394,000	369,211
Madison IAQ LLC Term Loan, 7.988%, 3M LIBOR + 3.250%, 06/21/28	3,010,669	2,804,941
Northstar Group Services, Inc. Term Loan B, 9.938%, 1M LIBOR + 5.500%, 11/12/26	1,357,711	1,339,891

Environmental Control —(Continued)
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 7.889%, 1M LIBOR + 3.500%, 02/28/25	1,051,349	722,802

		9,607,308

Food — 1.0%
CHG PPC Parent LLC Term Loan, 7.438%, 1M LIBOR + 3.000%, 12/08/28	521,063	505,431
Del Monte Foods, Inc. Term Loan, 8.671%, 1M TSFR + 4.250%, 05/16/29	205,000	199,362
Froneri International, Ltd. USD Term Loan, 6.634%, 1M LIBOR + 2.250%, 01/29/27	1,828,125	1,781,590
Monogram Food Solutions LLC Term Loan B, 8.438%, 1M LIBOR + 4.000%, 08/28/28	594,000	574,695
Nomad Foods Europe Midco Ltd. 2022 Term Loan B, 8.225%, 3M TSFR + 3.750%, 11/12/29	1,296,551	1,295,471
Sovos Brands Intermediate, Inc. Term Loan, 7.915%, 3M LIBOR + 3.500%, 06/08/28	538,828	527,153
U.S. Foods, Inc. Term Loan B, 6.384%, 1M LIBOR + 2.000%, 09/13/26	1,230,396	1,220,678

		6,104,380

Food Service — 0.3%
Aramark Services, Inc. Term Loan B3, 6.134%, 1M LIBOR + 1.750%, 03/11/25	816,080	810,979
Term Loan B4, 6.134%, 1M LIBOR + 1.750%, 01/15/27	932,500	919,911

		1,730,890

Forest Products & Paper — 0.2%
Asplundh Tree Expert LLC Term Loan B, 6.134%, 1M LIBOR + 1.750%, 09/07/27	1,075,250	1,071,778

Hand/Machine Tools — 0.4%
Alliance Laundry Systems LLC Term Loan B, 7.409%, 3M LIBOR + 3.500%, 10/08/27	1,017,750	998,667
Apex Tool Group LLC Term Loan, 9.667%, 1M TSFR + 5.250%, 02/08/29	1,667,253	1,447,906

		2,446,573

Healthcare-Products — 0.6%
Avantor Funding, Inc. Term Loan B5, 6.634%, 1M LIBOR + 2.250%, 11/08/27	1,181,852	1,178,158
CryoLife, Inc. Term Loan B, 8.224%, 3M TSFR + 3.500%, 06/01/27	451,250	419,663
Curia Global, Inc. Term Loan, 8.165%, 3M LIBOR + 3.750%, 08/30/26	1,350,414	1,115,216
ICU Medical, Inc. Term Loan B, 7.194%, 3M TSFR + 2.500%, 01/08/29	645,125	625,166
Sotera Health Holdings LLC Term Loan, 7.165%, 3M LIBOR + 2.750%, 12/11/26	575,000	534,391

		3,872,594

Healthcare-Services — 3.2%
BW NHHC Holdco, Inc. 2018 1st Lien Term Loan, 9.738%, 3M LIBOR + 5.000%, 05/15/25	885,687	575,697
2022 Super Priority Term Loan, 12.008%, 3M TSFR + 7.500%, 01/15/26	182,877	173,734

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Cambrex Corp. Term Loan, 7.923%, 1M TSFR + 3.500%, 12/04/26	265,046	$258,213
Cano Health LLC Term Loan, 8.423%, 1M TSFR + 4.000%, 11/23/27	2,815,412	2,262,887
Catalent Pharma Solutions, Inc. Term Loan B3, 6.375%, 1M LIBOR + 2.000%, 02/22/28	822,660	811,862
Electron BidCo, Inc. Term Loan, 7.384%, 1M LIBOR + 3.000%, 11/01/28	868,438	846,726
Envision Healthcare Corp. First Out Term Loan, 12.605%, 3M TSFR + 7.875%, 03/31/27	476,161	426,164
Second Out Term Loan, 8.830%, 3M TSFR + 4.250%, 03/31/27	3,369,104	1,094,959
eResearchTechnology, Inc. 1st Lien Term Loan, 8.884%, 1M LIBOR + 4.500%, 02/04/27	294,710	261,801
Icon Luxembourg S.a.r.l. Term Loan, 7.000%, 1M LIBOR, 07/03/28	243,935	243,478
Loire Finco Luxembourg S.a.r.l. Term Loan, 7.384%, 1M LIBOR + 3.000%, 04/21/27	292,584	275,394
MedAssets Software Intermediate Holdings, Inc. 2nd Lien Term Loan 2, 11.134%, 1M LIBOR + 6.750%, 12/17/29	775,000	597,477
Term Loan, 8.384%, 1M LIBOR + 4.000%, 12/18/28	1,215,813	1,031,921
Midwest Physician Administrative Services LLC Term Loan, 7.980%, 3M LIBOR + 3.250%, 03/12/28	466,688	430,324
National Mentor Holdings, Inc. Term Loan, 8.480%, 3M LIBOR + 3.750%, 03/02/28	2,116,521	1,486,856
Term Loan C, 8.480%, 3M LIBOR + 3.750%, 03/02/28	59,767	41,986
Pacific Dental Services LLC Term Loan, 7.854%, 1M LIBOR + 3.500%, 05/05/28	517,125	504,951
Pediatric Associates Holding Co. LLC Delayed Draw Term Loan, 7.634%, 1M LIBOR + 3.250%, 12/29/28 (d)	78,652	74,817
Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/29/28	517,145	491,934
Phoenix Guarantor, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 03/05/26	1,592,497	1,497,943
Term Loan B3, 7.884%, 1M LIBOR + 3.500%, 03/05/26	1,325,024	1,246,351
Radiology Partners, Inc. 1st Lien Term Loan B, 8.639%, 1M LIBOR + 4.250%, 07/09/25	428,497	361,009
Radnet Management, Inc. Term Loan, 7.735%, 3M LIBOR + 3.000%, 04/21/28	1,058,875	1,030,418
Select Medical Corp. Term Loan B, 6.890%, 1M LIBOR + 2.500%, 03/06/25	2,457,947	2,418,389
Sound Inpatient Physicians 1st Lien Term Loan, 7.384%, 1M LIBOR + 3.000%, 06/27/25	405,875	331,803
Surgery Center Holdings, Inc. Term Loan, 8.050%, 3M LIBOR + 3.750%, 08/31/26	1,236,556	1,222,335

		19,999,429

Holding Companies-Diversified — 0.2%
Belfor Holdings Inc. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 04/06/26	1,519,681	1,510,817

Home Furnishings — 0.4%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 7.967%, 1M TSFR + 3.750%, 07/31/28	746,250	703,341
Mattress Firm, Inc. Term Loan B, 8.976%, 3M LIBOR + 4.250%, 09/25/28	2,260,907	1,935,902

		2,639,243

Household Durables — 0.1%
Libbey Glass Inc. 2022 Term Loan, 12.951%, 3M TSFR + 8.500%, 11/22/27	531,548	496,997

Household Products/Wares — 0.2%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 10.509%, 3M TSFR + 6.000%, 12/22/26	445,500	433,249
Term Loan B, 8.485%, 3M LIBOR + 3.750%, 12/22/26	1,151,500	1,099,250

		1,532,499

Housewares — 0.1%
Solis IV B.V. USD Term Loan B1, 7.859%, 3M TSFR + 3.500%, 02/26/29	398,997	353,262

Insurance — 3.7%
Alliant Holdings Intermediate LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 05/09/25	2,619,735	2,589,329
AmWINS Group, Inc. Term Loan B, 6.634%, 1M LIBOR + 2.250%, 02/19/28	3,871,034	3,804,259
AssuredPartners, Inc. 2021 Term Loan B, 7.884%, 1M LIBOR + 3.500%, 02/12/27	169,750	165,294
Asurion LLC 2nd Lien Term Loan B3, 9.634%, 1M LIBOR + 5.250%, 01/31/28	1,160,000	910,020
Term Loan B10, 8.680%, 3M TSFR + 4.000%, 08/19/28	1,010,344	907,415
Term Loan B8, 7.634%, 1M LIBOR + 3.250%, 12/23/26	5,292,000	4,724,057
HUB International, Ltd. Term Loan B, 7.327%, 3M LIBOR + 3.000%, 04/25/25	4,369,125	4,329,073
Ryan Specialty Group LLC Term Loan, 7.423%, 1M TSFR + 3.000%, 09/01/27	1,637,313	1,629,809
Sedgwick Claims Management Services, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/31/25	1,056,000	1,029,317
USI, Inc. 2022 Incremental Term Loan, 8.330%, 1M TSFR + 3.750%, 11/22/29	1,566,310	1,553,388
Incremental Term Loan B, 7.980%, 3M LIBOR + 3.250%, 12/02/26	1,188,290	1,181,309

		22,823,270

Internet — 3.3%
Adevinta ASA USD Term Loan B, 7.480%, 3M LIBOR + 2.750%, 06/26/28	1,258,344	1,247,726
Buzz Finco LLC Term Loan B, 7.134%, 1M LIBOR + 2.750%, 01/29/27	486,250	480,172
Term Loan B, 7.634%, 1M LIBOR + 3.250%, 01/29/27	53,545	53,278
CNT Holdings I Corp. Term Loan, 7.239%, 3M TSFR + 3.500%, 11/08/27	638,625	619,466
Endure Digital, Inc. Term Loan, 7.717%, 1M LIBOR + 3.500%, 02/10/28	2,807,250	2,533,543

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Getty Images, Inc. 2019 USD Term Loan B, 8.938%, 1M LIBOR + 4.500%, 02/19/26	1,812,316	$1,805,294
Go Daddy Operating Co. LLC Term Loan B4, 6.384%, 1M LIBOR + 2.000%, 08/10/27	1,048,125	1,040,919
Hoya Midco LLC Term Loan, 7.573%, 1M TSFR + 3.250%, 02/03/29	514,239	509,096
Imperva, Inc. 1st Lien Term Loan, 8.592%, 3M LIBOR + 4.000%, 01/12/26	537,468	441,396
Magnite, Inc. Term Loan, 9.328%, 1M LIBOR + 5.000%, 04/28/28	664,875	628,307
Match Group, Inc. Term Loan B, 6.488%, 3M LIBOR + 1.750%, 02/13/27	675,000	663,609
MH Sub I LLC Incremental Term Loan, 8.134%, 1M LIBOR + 3.750%, 09/13/24	419,620	408,268
NortonLifeLock, Inc. 2022 Term Loan B, 6.423%, 1M TSFR + 2.000%, 09/12/29	975,000	960,679
Proofpoint, Inc. 1st Lien Term Loan, 7.985%, 3M LIBOR + 3.250%, 08/31/28	2,623,500	2,527,989
Uber Technologies, Inc. 1st Lien Term Loan B, 8.235%, 3M LIBOR + 3.500%, 04/04/25	1,360,875	1,361,725
Term Loan B, 8.235%, 3M LIBOR + 3.500%, 02/25/27	5,185,688	5,182,447

		20,463,914

Investment Companies — 0.4%
EIG Management Co. LLC Term Loan B, 8.134%, 1M LIBOR + 3.750%, 02/22/25	238,750	233,378
FinCo I LLC Term Loan B, 6.884%, 1M LIBOR + 2.500%, 06/27/25	1,092,573	1,090,524
Mariner Wealth Advisors LLC Term Loan B, 8.078%, 3M TSFR + 3.250%, 08/18/28	841,080	806,385

		2,130,287

Iron/Steel — 0.1%
Phoenix Services International LLC 2022 DIP PIK Roll Up Term Loan, 16.323%, 1M TSFR + 12.000%, 09/29/23	203,227	196,113
DIP New Money Term Loan, 11.935%, 1M TSFR + 12.000%, 03/28/23	146,909	146,909
Term Loan, 9.750%, PRIME + 2.750%, 03/01/25 (c)	1,097,156	132,001

		475,023

Leisure Time — 1.9%
Bombardier Recreational Products, Inc. Term Loan, 6.384%, 1M LIBOR + 2.000%, 05/24/27	2,079,904	2,014,258
Carnival Corp. Incremental Term Loan B, 7.634%, 6M LIBOR + 3.250%, 10/18/28	2,945,250	2,763,625
USD Term Loan B, 7.384%, 1M LIBOR + 3.000%, 06/30/25	1,611,697	1,547,229
City Football Group, Ltd. Term Loan, 7.361%, 1M LIBOR + 3.000%, 07/21/28	1,435,500	1,349,370

Leisure Time —(Continued)
ClubCorp Holdings, Inc. Term Loan B, 7.480%, 3M LIBOR + 2.750%, 09/18/24	1,610,750	1,458,736
Fender Musical Instruments Corp. Term Loan B, 8.417%, 3M TSFR + 4.000%, 12/01/28	346,719	280,842
Hayward Industries, Inc. Term Loan, 6.884%, 1M LIBOR + 2.500%, 05/30/28	788,000	760,091
MajorDrive Holdings LLC Term Loan B, 8.813%, 3M LIBOR + 4.000%, 06/01/28	615,625	580,804
SRAM LLC Term Loan B, 7.134%, 1M LIBOR + 2.750%, 05/18/28	219,545	214,331
Travel Leaders Group LLC Term Loan B, 8.384%, 1M LIBOR + 4.000%, 01/25/24	1,227,420	1,132,295

		12,101,581

Lodging — 0.9%
Fertitta Entertainment LLC Term Loan B, 8.323%, 1M TSFR + 4.000%, 01/27/29	1,945,327	1,851,708
Four Seasons Hotels Ltd. 2022 Term Loan B, 7.437%, 1M TSFR + 3.250%, 11/30/29	835,634	836,621
Hilton Grand Vacations Borrower LLC Term Loan B, 7.384%, 1M LIBOR + 3.000%, 08/02/28	938,125	933,317
Playa Resorts Holding B.V. 2022 Term Loan B, 8.576%, 3M TSFR + 4.250%, 01/05/29	1,400,000	1,366,750
Wyndham Hotels & Resorts, Inc. Term Loan B, 6.134%, 1M LIBOR + 1.750%, 05/30/25	858,000	858,268

		5,846,664

Machinery-Construction & Mining — 0.6%
Brookfield WEC Holdings, Inc. Term Loan, 7.134%, 1M LIBOR + 2.750%, 08/01/25	3,942,454	3,890,954

Machinery-Diversified — 1.7%
Ali Group North America Corp. Term Loan B, 6.438%, 1M LIBOR + 2.000%, 07/30/29	1,525,667	1,516,131
Clark Equipment Co. Term Loan B, 7.180%, 3M TSFR + 2.500%, 04/20/29	818,813	808,782
CPM Holdings, Inc. 1st Lien Term Loan, 7.620%, 1M LIBOR + 3.500%, 11/17/25	1,757,377	1,731,895
DXP Enterprises, Inc. Term Loan, 9.955%, 6M LIBOR + 5.250%, 12/16/27	813,300	780,768
Engineered Machinery Holdings, Inc. USD Incremental Term Loan, 7.730%, 3M LIBOR + 3.500%, 05/19/28	1,684,068	1,633,546
Granite Holdings U.S. Acquisition Co. Term Loan B, 8.750%, 3M LIBOR + 4.000%, 09/30/26	1,252,458	1,253,632
SPX Flow, Inc. Term Loan, 8.923%, 1M TSFR + 4.500%, 04/05/29	1,446,375	1,349,649
Titan Acquisition, Ltd. Term Loan B, 8.149%, 6M LIBOR + 3.000%, 03/28/25	1,650,993	1,547,577

		10,621,980

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media — 4.7%
Charter Communications Operating LLC Term Loan B2, 6.140%, 1M LIBOR + 1.750%, 02/01/27	1,826,271	$1,786,464
CSC Holdings LLC Term Loan B1, 6.568%, 1M LIBOR + 2.250%, 07/17/25	832,168	789,173
Term Loan B5, 6.818%, 1M LIBOR + 2.500%, 04/15/27	1,152,413	1,031,409
Diamond Sports Group LLC 2nd Lien Term Loan, 7.567%, 1M TSFR + 3.250%, 08/24/26	2,588,664	336,526
First Priority Term Loan, 12.317%, 1M TSFR + 8.100%, 05/25/26	528,248	496,553
GEE Holdings 2 LLC 2nd Lien Takeback Term Loan, 6.229%, 3M LIBOR + 1.500%, 03/23/26 (i)	343,523	258,787
Exit Term Loan, 12.729%, 3M LIBOR + 8.000%, 03/24/25	158,328	158,921
Gray Television, Inc. Term Loan B, 6.884%, 1M LIBOR + 2.500%, 02/07/24	728,863	729,034
Term Loan C, 6.620%, 1M LIBOR + 2.500%, 01/02/26	552,268	539,151
Term Loan D, 7.120%, 1M LIBOR + 3.000%, 12/01/28	1,064,250	1,035,174
Hubbard Radio LLC Term Loan B, 8.640%, 1M LIBOR + 4.250%, 03/28/25	435,076	386,130
iHeartCommunications, Inc. Incremental Term Loan, 7.634%, 1M LIBOR + 3.250%, 05/01/26	334,350	309,796
LCPR Loan Financing LLC Term Loan B, 8.068%, 1M LIBOR + 3.750%, 10/16/28	250,000	248,203
Mission Broadcasting, Inc. Term Loan B, 6.620%, 1M LIBOR + 2.500%, 06/02/28	395,000	392,581
MJH Healthcare Holdings LLC Term Loan B, 7.800%, 1M TSFR + 3.500%, 01/28/29	297,750	287,329
Nexstar Broadcasting, Inc. Term Loan B4, 6.884%, 1M LIBOR + 2.500%, 09/18/26	229,229	227,760
Recorded Books, Inc. Term Loan, 8.323%, 1M TSFR + 4.000%, 08/29/25	235,231	230,673
Sinclair Television Group, Inc. Term Loan B2B, 6.890%, 1M LIBOR + 2.500%, 09/30/26	532,125	508,844
Term Loan B3, 7.390%, 1M LIBOR + 3.000%, 04/01/28	1,716,999	1,639,734
Telenet Financing USD LLC USD Term Loan AR, 6.318%, 1M LIBOR + 2.000%, 04/30/28	3,500,000	3,411,873
Univision Communications, Inc. First Lien Term Loan B, 7.634%, 1M LIBOR + 3.250%, 03/15/26	1,453,199	1,433,218
Term Loan C5, 7.134%, 1M LIBOR + 2.750%, 03/15/24	361,585	361,962
UPC Financing Partnership USD Term Loan AX, 7.243%, 1M LIBOR + 2.925%, 01/31/29	3,100,000	3,040,260
Virgin Media Bristol LLC Term Loan N, 6.818%, 1M LIBOR + 2.500%, 01/31/28	5,850,000	5,760,425
Term Loan Q, 7.568%, 1M LIBOR + 3.250%, 01/31/29	1,125,000	1,115,332
Ziggo Financing Partnership Term Loan I, 6.818%, 1M LIBOR + 2.500%, 04/30/28	2,975,000	2,906,736

		29,422,048

Metal Fabricate/Hardware — 1.0%
Ameriforge Group, Inc. Exit Term Loan, 12.730%, 3M LIBOR + 8.000%, 02/01/26 (i)	855,796	424,689
Term Loan, 17.384%, 1M LIBOR + 13.000%, 02/01/26 (d) (e)	108,223	53,706

Metal Fabricate/Hardware —(Continued)
Dynacast International LLC First Out Term Loan, 9.199%, 3M LIBOR + 4.500%, 07/22/25	1,351,526	$1,178,080
WireCo WorldGroup, Inc. Term Loan, 8.938%, 3M LIBOR + 4.250%, 11/13/28	520,412	507,890
Zekelman Industries, Inc. Term Loan, 6.729%, 3M LIBOR + 2.000%, 01/24/27	4,086,253	3,999,056

		6,163,421

Miscellaneous Manufacturing — 1.6%
Delachaux Group SA USD Term Loan B2, 8.915%, 3M LIBOR + 4.500%, 04/16/26	374,000	338,470
Gates Global LLC Term Loan B3, 6.884%, 1M LIBOR + 2.500%, 03/31/27	3,615,298	3,546,383
Gemini HDPE LLC Term Loan B, 7.420%, 3M LIBOR + 3.000%, 12/31/27	648,455	640,998
Groupe Solmax, Inc. Term Loan, 9.480%, 3M LIBOR + 4.750%, 05/29/28	1,059,430	884,625
LTI Holdings, Inc. 1st Lien Term Loan, 7.884%, 1M LIBOR + 3.500%, 09/06/25	1,198,795	1,150,469
Term Loan, 9.134%, 1M LIBOR + 4.750%, 07/24/26	1,183,443	1,134,132
Momentive Performance Materials, Inc. Term Loan B, 7.640%, 1M LIBOR + 3.250%, 05/15/24	2,316,000	2,310,210

		10,005,287

Oil & Gas — 0.1%
QuarterNorth Energy Holding, Inc. Exit 2nd Lien Term Loan, 12.384%, 1M LIBOR + 8.000%, 08/27/26	360,142	359,354

Oil & Gas Services — 0.0%
Lealand Finance Company B.V. Take Back Term Loan, 5.384%, 1M LIBOR + 1.000%, 06/30/25 (i)	284,358	154,975

Packaging & Containers — 2.5%
Berlin Packaging LLC Term Loan B5, 8.480%, 3M LIBOR + 3.750%, 03/11/28	1,357,813	1,309,440
BWAY Holding Co. Term Loan B, 7.370%, 1M LIBOR + 3.250%, 04/03/24	1,842,750	1,802,440
Charter NEX U.S., Inc. Term Loan, 8.134%, 1M LIBOR + 3.750%, 12/01/27	417,563	406,080
Clydesdale Acquisition Holdings, Inc. Term Loan B, 8.598%, 1M TSFR + 4.175%, 04/13/29	2,611,875	2,495,221
LABL, Inc. USD 1st Lien Term Loan, 9.384%, 1M LIBOR + 5.000%, 10/29/28	1,782,000	1,697,911
Pregis TopCo Corp. 1st Lien Term Loan, 8.188%, 1M LIBOR + 3.750%, 07/31/26	557,750	543,876
Pretium PKG Holdings, Inc. 1st Lien Term Loan, 7.743%, 3M LIBOR + 4.000%, 10/02/28	668,250	534,361
Proampac PG Borrower LLC Term Loan, 10.250%, 3M LIBOR + 2.750%, 11/03/25	934,669	897,477
Reynolds Group Holdings, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 09/24/28	1,061,563	1,050,449
Term Loan B2, 7.634%, 1M LIBOR + 3.250%, 02/05/26	1,298,500	1,286,814

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers —(Continued)
TricorBraun Holdings, Inc. Term Loan, 7.634%, 1M LIBOR + 3.250%, 03/03/28	665,542	$636,802
Trident TPI Holdings, Inc. Delayed Draw Term Loan, 8.387%, 1M LIBOR + 4.000%, 09/15/28	104,726	100,817
Incremental Term Loan, 8.726%, 3M LIBOR + 4.000%, 09/15/28	735,105	707,670
USD Term Loan B1, 7.980%, 3M LIBOR + 3.250%, 10/17/24	1,830,298	1,812,280

		15,281,638

Pharmaceuticals — 3.9%
Akorn, Inc. Take Back Term Loan, 11.243%, 3M LIBOR + 7.500%, 10/01/25 (e) (f)	238,683	120,105
Alkermes, Inc. Term Loan B, 6.820%, 1M LIBOR + 2.500%, 03/12/26	340,345	328,433
Amneal Pharmaceuticals LLC Term Loan B, 8.250%, 3M LIBOR + 3.500%, 05/04/25	2,917,516	2,626,220
Bausch Health Companies, Inc. Term Loan B, 9.667%, 1M TSFR + 5.250%, 02/01/27	2,203,377	1,707,617
Bayou Intermediate II LLC Term Loan B, 8.960%, 3M LIBOR + 4.500%, 08/02/28	767,250	740,396
Covis Finco S.a.r.l. USD Term Loan B, 10.800%, 3M TSFR + 6.500%, 02/18/27	1,010,625	682,172
Gainwell Acquisition Corp. Term Loan B, 8.730%, 3M LIBOR + 4.000%, 10/01/27	5,421,439	5,143,590
Grifols Worldwide Operations USA, Inc. USD Term Loan B, 6.384%, 1M LIBOR + 2.000%, 11/15/27	1,050,161	1,016,031
HLF Financing S.a r.l. Term Loan B, 6.884%, 1M LIBOR + 2.500%, 08/18/25	855,563	831,322
Horizon Therapeutics USA, Inc. Term Loan B, 6.438%, 1M LIBOR + 2.000%, 05/22/26	988,299	988,607
Term Loan B2, 6.188%, 1M LIBOR + 1.750%, 03/15/28	1,059,413	1,059,678
Jazz Financing Lux S.a.r.l. USD Term Loan, 7.884%, 1M LIBOR + 3.500%, 05/05/28	1,487,778	1,477,136
LSCS Holdings, Inc. 1st Lien Term Loan, 8.884%, 1M LIBOR + 4.500%, 12/16/28	816,750	781,017
Mallinckrodt International Finance S.A. USD Exit Term Loan, 10.236%, 3M LIBOR + 5.500%, 09/30/27	501,548	381,804
USD Term Loan, 9.986%, 3M LIBOR + 5.250%, 09/30/27	3,418,951	2,602,676
Option Care Health, Inc. Term Loan B, 7.134%, 1M LIBOR + 2.750%, 10/27/28	445,500	443,180
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 8.230%, 3M LIBOR + 3.500%, 11/30/27	1,352,419	1,283,783
Padagis LLC Term Loan B, 8.491%, 3M LIBOR + 4.750%, 07/06/28	1,741,176	1,540,941
Pearl Intermediate Parent LLC 2nd Lien Term Loan, 10.634%, 1M LIBOR + 6.250%, 02/13/26	200,000	185,062
PetVet Care Centers LLC Term Loan B3, 7.884%, 1M LIBOR + 3.500%, 02/14/25	319,730	302,145
PRA Health Sciences, Inc. Term Loan, 7.000%, 3M LIBOR + 2.250%, 07/03/28	60,777	60,663

		24,302,578

Pipelines — 0.8%
Centurion Pipeline Co. LLC Incremental Term Loan, 8.384%, 1M LIBOR + 4.000%, 09/28/25	767,676	$754,881
Term Loan B, 7.634%, 1M LIBOR + 3.250%, 09/29/25	217,688	214,966
CQP Holdco L.P. Term Loan B, 8.480%, 3M LIBOR + 3.750%, 06/05/28	1,403,625	1,398,947
Freeport LNG Investments LLLP Term Loan B, 7.743%, 3M LIBOR + 3.500%, 12/21/28	763,393	726,416
ITT Holdings LLC Term Loan, 7.134%, 1M LIBOR + 2.750%, 07/10/28	419,688	415,490
Oryx Midstream Services Permian Basin LLC Term Loan B, 7.924%, 3M LIBOR + 3.250%, 10/05/28	906,983	897,488
UGI Energy Services LLC Term Loan B, 7.884%, 1M LIBOR + 3.500%, 08/13/26	892,625	890,872

		5,299,060

Real Estate — 0.6%
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 7.134%, 1M LIBOR + 2.750%, 08/21/25	2,384,353	2,334,182
RE/MAX International, Inc. Term Loan B, 6.938%, 1M LIBOR + 2.500%, 07/21/28	1,674,500	1,563,564

		3,897,746

Real Estate Investment Trusts — 0.1%
Iron Mountain, Inc. Term Loan B, 6.384%, 1M LIBOR + 1.750%, 01/02/26	785,813	776,644

Retail — 3.3%
Dave & Buster’s, Inc. Term Loan B, 9.438%, 1M TSFR + 5.000%, 06/29/29	773,063	771,371
David’s Bridal, Inc. New Money Term Loan, 10.420%, 1M LIBOR + 6.000%, 12/31/24 (e) (f)	301,742	286,716
Priority Term Loan, 06/23/23 (e) (f)	251,583	244,363
Great Outdoors Group LLC Term Loan B1, 8.134%, 1M LIBOR + 3.750%, 03/06/28	2,474,737	2,386,059
Harbor Freight Tools USA, Inc. Term Loan B, 7.134%, 1M LIBOR + 2.750%, 10/19/27	1,323,000	1,265,325
IRB Holding Corp. Term Loan B, 7.134%, 1M LIBOR + 2.750%, 02/05/25	2,835,950	2,814,680
Term Loan B, 7.317%, 1M TSFR + 3.000%, 12/15/27	491,250	476,973
Les Schwab Tire Centers Term Loan B, 6.580%, 3M LIBOR + 3.250%, 11/02/27	2,846,702	2,825,352
LIDS Holdings, Inc. Term Loan, 10.106%, 3M TSFR + 5.500%, 12/14/26	503,125	472,938
Medical Solutions Holdings, Inc. 1st Lien Term Loan, 7.884%, 1M LIBOR + 3.500%, 11/01/28	1,614,049	1,517,206
Park River Holdings, Inc. Term Loan, 6.993%, 3M LIBOR + 3.250%, 12/28/27	615,620	541,168
PetSmart, Inc. Term Loan B, 8.130%, 1M LIBOR + 3.750%, 02/11/28	1,308,438	1,286,358
Phillips Feed Service, Inc. Term Loan, 11.354%, 1M LIBOR + 7.000%, 11/13/24 (e) (f)	11,346	9,077
Serta Simmons Bedding LLC Super Priority First Out Term Loan, 12.269%, 3M LIBOR + 7.500%, 08/10/23	899,300	890,869

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail —(Continued)
Serta Simmons Bedding LLC Super Priority Second Out Term Loan, 12.269%, 3M LIBOR + 7.500%, 08/10/23	2,974,325	$1,409,830
SRS Distribution, Inc. Incremental Term Loan, 7.923%, 1M TSFR + 3.500%, 06/02/28	421,813	403,886
Term Loan B, 7.884%, 1M LIBOR + 3.500%, 06/02/28	1,036,875	990,993
White Cap Buyer LLC Term Loan B, 8.073%, 1M TSFR + 3.750%, 10/19/27	1,984,690	1,922,805

		20,515,969

Semiconductors — 1.0%
Altar Bidco, Inc. Term Loan, 7.993%, 1M TSFR + 3.500%, 02/01/29	1,393,000	1,335,016
Bright Bidco B.V. 2022 Exit Term Loan, 12.094%, 3M TSFR + 8.000%, 10/31/27	349,299	306,510
MKS Instruments, Inc. USD Term Loan B, 7.171%, 1M TSFR + 2.750%, 08/17/29	2,902,725	2,874,476
Synaptics, Inc. Term Loan B, 7.399%, 6M LIBOR + 2.250%, 12/02/28	444,375	435,487
Ultra Clean Holdings, Inc. Term Loan B, 8.134%, 1M LIBOR + 3.750%, 08/27/25	999,167	996,669

		5,948,158

Software — 15.1%
Applied Systems, Inc. 2022 Extended 1st Lien Term Loan, 9.080%, 3M LIBOR + 4.500%, 09/18/26	6,402,159	6,386,153
AppLovin Corp. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 08/15/25	4,129,211	3,986,626
Aptean, Inc. Term Loan, 8.985%, 3M LIBOR + 4.250%, 04/23/26	4,722,313	4,533,420
AQA Acquisition Holding, Inc. 1st Lien Term Loan, 8.985%, 3M LIBOR + 4.250%, 03/03/28	788,000	754,510
Banff Merger Sub, Inc. 2021 USD Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/02/25	4,521,442	4,336,818
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 7.998%, 3M LIBOR + 4.250%, 09/05/25	789,938	752,909
Camelot U.S. Acquisition LLC Incremental Term Loan B, 7.384%, 1M LIBOR + 3.000%, 10/30/26	920,981	908,433
Term Loan B, 7.384%, 1M LIBOR + 3.000%, 10/30/26	1,432,553	1,415,542
CDK Global, Inc. USD Term Loan B, 9.080%, 3M TSFR + 4.500%, 07/06/29	2,350,000	2,334,027
CentralSquare Technologies LLC 1st Lien Term Loan, 8.480%, 3M LIBOR + 3.750%, 08/29/25	768,000	666,026
Ceridian HCM Holding, Inc. Term Loan B, 6.884%, 1M LIBOR + 2.500%, 04/30/25	1,316,563	1,298,460
Cloudera, Inc. 2nd Lien Term Loan, 10.384%, 1M LIBOR + 6.000%, 10/08/29	850,000	712,937
Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/08/28	3,027,125	2,877,661
Constant Contact, Inc. Term Loan, 7.909%, 3M LIBOR + 4.000%, 02/10/28	1,778,718	1,579,724
Cornerstone OnDemand, Inc. Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/16/28	1,463,938	1,313,884
E2open LLC Term Loan B, 7.685%, 1M LIBOR + 3.500%, 02/04/28	1,158,255	1,141,170
ECI Macola Max Holdings LLC Term Loan, 8.480%, 3M LIBOR + 3.750%, 11/09/27	1,275,231	1,225,816
EP Purchaser LLC Term Loan B, 8.230%, 3M LIBOR + 3.500%, 11/06/28	446,625	442,717
Epicor Software Corp. Term Loan, 7.634%, 1M LIBOR + 3.250%, 07/30/27	6,189,087	5,964,733
Finastra USA, Inc. 1st Lien Term Loan, 6.871%, 3M LIBOR + 3.500%, 06/13/24	3,287,948	2,917,370
Grab Holdings, Inc. Term Loan B, 8.890%, 1M LIBOR + 4.500%, 01/29/26	2,083,793	2,063,824
Greeneden U.S. Holdings II LLC USD Term Loan B4, 8.384%, 1M LIBOR + 4.000%, 12/01/27	786,000	756,328
Hyland Software, Inc. 1st Lien Term Loan, 7.884%, 1M LIBOR + 3.500%, 07/01/24	6,188,725	6,113,025
Informatica LLC USD Term Loan B, 7.188%, 1M LIBOR + 2.750%, 10/27/28	2,927,875	2,883,957
Ivanti Software, Inc. Term Loan B, 9.011%, 3M LIBOR + 4.250%, 12/01/27	1,517,238	1,211,894
MA FinanceCo. LLC USD Term Loan B4, 8.973%, 3M LIBOR + 4.250%, 06/05/25	1,485,353	1,485,353
Marcel LUX IV S.a.r.l. USD Term Loan B1, 7.665%, 1M TSFR + 3.250%, 03/15/26	965,000	952,937
USD Term Loan B, 8.415%, 1M TSFR + 4.000%, 12/31/27	94,905	93,719
Maverick Bidco, Inc. Term Loan, 8.165%, 3M LIBOR + 3.750%, 05/18/28	915,808	870,303
Mediaocean LLC Term Loan, 7.884%, 1M LIBOR + 3.500%, 12/15/28	694,750	635,696
Mitnick Corporate Purchaser, Inc. Term Loan, 8.944%, 3M TSFR + 4.750%, 05/02/29	473,813	445,088
Navicure, Inc. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 10/22/26	2,635,752	2,601,158
Open Text Corp. 2022 Term Loan B, 11/16/29 (b)	1,425,000	1,392,641
Playtika Holding Corp. Term Loan, 7.134%, 1M LIBOR + 2.750%, 03/13/28	1,885,246	1,803,683
PointClickCare Technologies, Inc. Term Loan B, 7.750%, 6M LIBOR + 3.000%, 12/29/27	540,375	526,866
Project Ruby Ultimate Parent Corp. Term Loan, 7.634%, 1M LIBOR + 3.250%, 03/10/28	1,056,188	1,001,002
Rackspace Technology Global, Inc. Term Loan B, 7.380%, 3M LIBOR + 2.750%, 02/15/28	2,839,574	1,787,747
Realpage, Inc. 1st Lien Term Loan, 7.384%, 1M LIBOR + 3.000%, 04/24/28	2,962,500	2,824,744
Renaissance Holding Corp. Incremental Term Loan, 8.717%, 1M TSFR + 4.500%, 03/30/29	199,000	191,786
Signify Health LLC Term Loan B, 7.730%, 3M LIBOR + 3.000%, 06/22/28	345,625	342,169
SkillSoft Corp. Term Loan, 9.582%, 1M TSFR + 5.250%, 07/14/28	635,516	533,172

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software —(Continued)
Skopima Merger Sub, Inc. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 05/12/28	956,828	$905,398
SolarWinds Holdings, Inc. 2022 Term Loan B, 8.323%, 1M TSFR + 4.000%, 02/05/27	1,750,000	1,732,500
Sophia L.P. Term Loan B, 8.230%, 3M LIBOR + 3.500%, 10/07/27	3,354,538	3,246,562
SurveyMonkey, Inc. Term Loan B, 8.140%, 1M LIBOR + 3.750%, 10/10/25	990,133	960,429
Symplr Software, Inc. Term Loan, 8.694%, 3M TSFR + 4.500%, 12/22/27	860,801	723,073
Turing Midco LLC 2021 Term Loan B, 6.884%, 1M LIBOR + 2.500%, 03/24/28	225,168	223,643
Ultimate Software Group, Inc. Term Loan, 6.998%, 3M LIBOR + 3.250%, 05/04/26	5,001,798	4,764,213
Term Loan B, 8.134%, 1M LIBOR + 3.750%, 05/04/26	1,427,063	1,377,752
Veritas U.S., Inc. USD Term Loan B, 9.730%, 3M LIBOR + 5.000%, 09/01/25	2,834,412	2,027,489
VS Buyer LLC Term Loan B, 7.384%, 1M LIBOR + 3.000%, 02/28/27	2,270,249	2,215,384

		94,242,471

Telecommunications — 2.3%
Altice France S.A. Term Loan B13, 8.650%, 3M LIBOR + 4.000%, 08/14/26	1,222,649	1,144,195
CenturyLink, Inc. Term Loan B, 6.634%, 1M LIBOR + 2.250%, 03/15/27	1,047,856	996,118
CommScope, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/06/26	1,499,625	1,417,613
Cyxtera DC Holdings, Inc. Term Loan B, 7.360%, 3M LIBOR + 3.000%, 05/01/24	1,444,938	1,230,606
Delta TopCo, Inc. Term Loan B, 8.154%, 3M LIBOR + 3.750%, 12/01/27	4,292,156	3,973,820
Digicel International Finance, Ltd. Exit Term Loan B, 7.639%, 1M LIBOR + 3.250%, 05/28/24	1,444,956	1,219,784
GoTo Group, Inc. Term Loan B, 9.139%, 1M LIBOR + 4.750%, 08/31/27	2,726,906	1,762,751
Level 3 Financing, Inc. Term Loan B, 6.134%, 1M LIBOR + 1.750%, 03/01/27	1,333,212	1,281,134
Numericable Group S.A. Term Loan B11, 7.165%, 3M LIBOR + 2.750%, 07/31/25	212,811	202,170
Zayo Group Holdings, Inc. Term Loan, 7.384%, 1M LIBOR + 3.000%, 03/09/27	1,126,546	916,414

		14,144,605

Transportation — 0.5%
Kenan Advantage Group, Inc. Term Loan B1, 8.134%, 1M LIBOR + 3.750%, 03/24/26	2,278,500	2,225,607
N-Able International Holdings II LLC Term Loan B, 7.735%, 3M LIBOR + 3.000%, 07/19/28	444,375	432,710
XPO Logistics, Inc Term Loan B, 5.935%, 1M LIBOR + 1.750%, 02/24/25	575,000	573,363

		3,231,680

Total Floating Rate Loans (Cost $589,776,999)		551,789,939

Corporate Bonds & Notes — 3.3%
Security Description	Principal Amount*	Value

Aerospace/Defense — 0.5%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	3,000,000	2,958,570

Airlines — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A)	2,000,000	1,923,293
5.750%, 04/20/29 (144A)	1,500,000	1,370,934

		3,294,227

Auto Parts & Equipment — 0.2%
Clarios Global L.P. 6.750%, 05/15/25 (144A)	225,000	225,520
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,215,000	1,187,665

		1,413,185

Commercial Services — 0.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	725,000	663,375
Garda World Security Corp. 4.625%, 02/15/27 (144A)	850,000	750,533
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.250%, 04/15/24 (144A)	625,000	613,943
Sabre GLBL, Inc. 9.250%, 04/15/25 (144A)	300,000	298,838

		2,326,689

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	245,355

Diversified Financial Services — 0.1%
AG Issuer LLC 6.250%, 03/01/28 (144A)	425,000	390,556

Electric — 0.2%
Calpine Corp. 4.500%, 02/15/28 (144A)	300,000	267,593
5.250%, 06/01/26 (144A)	988,000	941,097

		1,208,690

Entertainment — 0.1%
AMC Entertainment Holdings, Inc. 7.500%, 02/15/29 (144A)	1,000,000	537,410
SeaWorld Parks and Entertainment., Inc. 8.750%, 05/01/25 (144A)	250,000	255,938
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	126,000	126,858

		920,206

Environmental Control — 0.1%
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	625,000	596,998

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Machinery-Diversified — 0.1%
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	500,000	$443,770

Media — 0.2%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	550,000	64,625
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	250,000	203,585
5.250%, 08/15/27 (144A)	200,000	169,417
6.375%, 05/01/26	105,163	96,750
8.375%, 05/01/27	190,609	162,099
Virgin Media Secured Finance plc 4.500%, 08/15/30 (144A)	800,000	668,340

		1,364,816

Oil & Gas — 0.2%
CITGO Petroleum Corp. 7.000%, 06/15/25 (144A)	1,275,000	1,243,584

Real Estate — 0.1%
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	375,000	357,885

Software — 0.1%
Boxer Parent Co., Inc. 7.125%, 10/02/25 (144A)	500,000	486,256

Telecommunications — 0.5%
Altice France S.A. 5.500%, 01/15/28 (144A)	475,000	371,982
CommScope, Inc. 6.000%, 03/01/26 (144A)	2,000,000	1,845,780
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A)	1,500,000	1,271,179

		3,488,941

Total Corporate Bonds & Notes (Cost $23,441,200)		20,739,728

Common Stocks — 0.4%

Commercial Services — 0.0%
IAP Worldwide Services LLC (e) (f) (g) (h)	44	190,497

Electric Utilities — 0.1%
Longview Intermediate Holdings Co. LLC (g) (h)	39,089	508,157

Energy Equipment & Services — 0.0%
McDermott International, Inc. (g) (h)	117,431	37,578

Entertainment—0.0%
Cineworld Group plc (g) (h)	121,458	7,342

Health Care Equipment & Supplies — 0.0%
Akorn Holding Co. LLC (e) (f) (g) (h)	56,220	0

Household Products — 0.0%
LG Parent Holding Co. (g) (h)	9,472	88,405

Investment Company Securities — 0.0%
Aegletes B.V. (g) (h)	11,991	199,350

Media — 0.1%
Clear Channel Outdoor Holdings, Inc. (g) (h)	43,727	45,913
Cumulus Media, Inc. - Class A (g) (h)	40,548	251,803
Global Eagle Entertainment (e) (f) (g) (h)	17,940	164,869
iHeartMedia, Inc. - Class A (g) (h)	18,596	113,994

		576,579

Metals & Mining — 0.1%
ACNR Holdings, Inc. (g) (h)	3,147	314,700
AFG Holdings, Inc. (e) (f) (g) (h)	24,746	72,011

		386,711

Oil, Gas & Consumable Fuels — 0.1%
QuarterNorth Energy, Inc. (e) (g) (h)	1,757	231,750

Professional Services — 0.0%
Skillsoft Corp. (g) (h)	66,881	86,945

Specialty Retail — 0.0%
David’s Bridal, Inc. (e) (f) (g) (h)	18,015	0
Philips Pet Holding Corp. (e) (f) (g) (h)	62	4,084

		4,084

Total Common Stocks (Cost $5,289,197)		2,317,398

Preferred Stocks — 0.1%

Metals & Mining — 0.1%
ACNR Holdings, Inc.	1,486	891,600

Specialty Retail — 0.0%
David’s Bridal, Inc. Series A, (e) (f) (g) (h)	501	0
Series B, (e) (f) (g) (h)	2,042	0
DBI Investors, Inc. Series A (e) (f) (g) (h)	852	0

		0

Total Preferred Stocks (Cost $165,320)		891,600

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Warrants—0.0%

Security Description	Shares/ Principal Amount*	Value

Specialty Retail — 0.0%
David’s Bridal, Inc. (e) (f) (g) (h) (Cost $0)	3,478	$0

Short-Term Investment — 6.9%

Repurchase Agreement — 6.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $42,668,170; collateralized by U.S. Treasury Bonds with rates ranging from 1.750% - 3.000%, maturity dates ranging from 01/31/23 - 08/15/48, and an aggregate market value $43,512,873	42,659,638	42,659,638

Total Short-Term Investments (Cost $42,659,638)		42,659,638

Total Investments— 99.4% (Cost $661,332,354)		618,398,303
Unfunded Loan Commitments— (0.0)% (Cost $(49,583))		(49,583)
Net Investments— 99.4% (Cost $661,282,771)		618,348,720
Other assets and liabilities (net) — 0.6%		3,883,329

Net Assets — 100.0%		$622,232,049

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)

Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(b)	This loan will settle after December 31, 2022, at which time the interest rate will be determined.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)

Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.3% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(h)	Non-income producing security.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(144A)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $20,480,879, which is 3.3% of net assets.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(TSFR)—	Term Secured Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Aerospace/Defense	$—	$12,460,934	$—	$12,460,934
Agriculture	—	489,215	—	489,215
Airlines	—	1,669,493	—	1,669,493
Auto Manufacturers	—	617,313	—	617,313

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Auto Parts & Equipment	$—	$9,272,080	$—	$9,272,080
Banks	—	1,934,460	—	1,934,460
Beverages	—	2,346,340	—	2,346,340
Building Materials	—	15,027,507	—	15,027,507
Chemicals	—	23,359,425	—	23,359,425
Coal	—	324,243	—	324,243
Commercial Services	—	46,543,817	—	46,543,817
Computers	—	20,701,218	—	20,701,218
Cosmetics/Personal Care	—	4,321,396	—	4,321,396
Distribution/Wholesale	—	1,927,269	—	1,927,269
Diversified Financial Services	—	25,458,409	—	25,458,409
Electric	—	3,251,021	—	3,251,021
Electrical Components & Equipment	—	1,821,067	—	1,821,067
Electronics	—	1,849,841	—	1,849,841
Engineering & Construction	—	3,649,823	—	3,649,823
Entertainment	—	11,299,991	—	11,299,991
Environmental Control	—	9,607,308	—	9,607,308
Food	—	6,104,380	—	6,104,380
Food Service	—	1,730,890	—	1,730,890
Forest Products & Paper	—	1,071,778	—	1,071,778
Hand/Machine Tools	—	2,446,573	—	2,446,573
Healthcare-Products	—	3,872,594	—	3,872,594
Healthcare-Services (Less Unfunded Loan Commitments of $39,474)	—	19,959,955	—	19,959,955
Holding Companies-Diversified	—	1,510,817	—	1,510,817
Home Furnishings	—	2,639,243	—	2,639,243
Household Durables	—	496,997	—	496,997
Household Products/Wares	—	1,532,499	—	1,532,499
Housewares	—	353,262	—	353,262
Insurance	—	22,823,270	—	22,823,270
Internet	—	20,463,914	—	20,463,914
Investment Companies	—	2,130,287	—	2,130,287
Iron/Steel	—	475,023	—	475,023
Leisure Time	—	12,101,581	—	12,101,581
Lodging	—	5,846,664	—	5,846,664
Machinery-Construction & Mining	—	3,890,954	—	3,890,954
Machinery-Diversified	—	10,621,980	—	10,621,980
Media	—	29,422,048	—	29,422,048
Metal Fabricate/Hardware (Less Unfunded Loan Commitments of $10,109)	—	6,153,312	—	6,153,312
Miscellaneous Manufacturing	—	10,005,287	—	10,005,287
Oil & Gas	—	359,354	—	359,354
Oil & Gas Services	—	154,975	—	154,975
Packaging & Containers	—	15,281,638	—	15,281,638
Pharmaceuticals	—	24,182,473	120,105	24,302,578
Pipelines	—	5,299,060	—	5,299,060
Real Estate	—	3,897,746	—	3,897,746
Real Estate Investment Trusts	—	776,644	—	776,644
Retail	—	19,975,813	540,156	20,515,969
Semiconductors	—	5,948,158	—	5,948,158
Software	—	94,242,471	—	94,242,471
Telecommunications	—	14,144,605	—	14,144,605
Transportation	—	3,231,680	—	3,231,680
Total Floating Rate Loans (Less Unfunded Loan Commitments of $49,583)	—	551,080,095	660,261	551,740,356
Total Corporate Bonds & Notes*	—	20,739,728	—	20,739,728
Common Stocks
Commercial Services	—	—	190,497	190,497
Electric Utilities	—	508,157	—	508,157
Energy Equipment & Services	37,578	—	—	37,578
Entertainment	7,342	—	—	7,342
Health Care Equipment & Supplies	—	—	0	0

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Household Products	$—	$88,405	$—	$88,405
Investment Company Securities	199,350	—	—	199,350
Media	411,710	—	164,869	576,579
Metals & Mining	—	314,700	72,011	386,711
Oil, Gas & Consumable Fuels	—	231,750	—	231,750
Professional Services	86,945	—	—	86,945
Specialty Retail	—	—	4,084	4,084
Total Common Stocks	742,925	1,143,012	431,461	2,317,398
Preferred Stocks
Metals & Mining	891,600	—	—	891,600
Specialty Retail	—	—	0	0
Total Preferred Stocks	891,600	—	0	891,600
Total Warrants	—	—	0	0
Total Short-Term Investment*	—	42,659,638	—	42,659,638
Total Net Investments	$1,634,525	$615,622,473	$1,091,722	$618,348,720

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, a transfer out of Level 3 in the amount of $311,148 was due to the initiation of trading activity which resulted in the availability of significant observable inputs.

During the year ended December 31, 2022, transfers into Level 3 in the amount of $964,798 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)(b)	$618,348,720
Cash	2,659,878
Receivable for:
Investments sold	1,798,174
Fund shares sold	24,165
Dividends and interest	2,649,561
Prepaid expenses	2,506
Other assets	6,424

Total Assets	625,489,428
Liabilities
Payables for:
Investments purchased	2,429,681
Fund shares redeemed	49,497
Accrued Expenses:
Management fees	317,031
Distribution and service fees	30,550
Deferred trustees’ fees	155,755
Other expenses	274,865

Total Liabilities	3,257,379

Net Assets	$622,232,049

Net Assets Consist of:
Paid in surplus	$672,689,129
Distributed earnings (Accumulated losses)	(50,457,080)

Net Assets	$622,232,049

Net Assets
Class A	$478,520,806
Class B	143,711,243
Capital Shares Outstanding*
Class A	50,526,024
Class B	15,306,741
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.47
Class B	9.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $661,282,771.
(b)	Investments at value is net of unfunded loan commitments of $49,583.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$89,620
Interest	38,731,888

Total investment income	38,821,508
Expenses
Management fees	4,190,052
Administration fees	46,181
Custodian and accounting fees	319,500
Distribution and service fees—Class B	366,360
Audit and tax services	123,884
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	29,158
Insurance	5,679
Miscellaneous	15,956

Total expenses	5,151,425
Less management fee waiver	(38,835)

Net expenses	5,112,590

Net Investment Income	33,708,918

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(8,784,788)
Net change in unrealized depreciation on investments	(36,615,016)

Net realized and unrealized gain (loss)	(45,399,804)

Net Increase (Decrease) in Net Assets From Operations	$(11,690,886)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$33,708,918	$24,949,554
Net realized gain (loss)	(8,784,788)	(1,846,518)
Net change in unrealized appreciation (depreciation)	(36,615,016)	5,710,313

Increase (decrease) in net assets from operations	(11,690,886)	28,813,349

From Distributions to Shareholders
Class A	(19,869,217)	(21,837,727)
Class B	(5,187,338)	(4,210,408)

Total distributions	(25,056,555)	(26,048,135)

Increase (decrease) in net assets from capital share transactions	(140,409,916)	36,141,052

Total increase (decrease) in net assets	(177,157,357)	38,906,266

Net Assets
Beginning of period	799,389,406	760,483,140

End of period	$622,232,049	$799,389,406

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	155,740	$1,523,609	2,307,203	$23,124,674
Reinvestments	2,134,180	19,869,217	2,221,539	21,837,727
Redemptions	(17,348,133)	(168,084,217)	(3,001,883)	(29,825,614)

Net increase (decrease)	(15,058,213)	$(146,691,391)	1,526,859	$15,136,787

Class B
Sales	3,417,527	$32,877,844	3,573,358	$35,421,414
Reinvestments	561,400	5,187,338	430,953	4,210,408
Redemptions	(3,346,608)	(31,783,707)	(1,880,551)	(18,627,557)

Net increase (decrease)	632,319	$6,281,475	2,123,760	$21,004,265

Increase (decrease) derived from capital shares transactions		$(140,409,916)		$36,141,052

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98		$9.94	$10.23	$10.00	$10.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.47		0.32	0.35	0.48	0.46
Net realized and unrealized gain (loss)	(0.62)		0.05	(0.14)	0.24	(0.39)

Total income (loss) from investment operations	(0.15)		0.37	0.21	0.72	0.07

Less Distributions
Distributions from net investment income	(0.36)		(0.33)	(0.50)	(0.49)	(0.41)

Total distributions	(0.36)		(0.33)	(0.50)	(0.49)	(0.41)

Net Asset Value, End of Period	$9.47		$9.98	$9.94	$10.23	$10.00

Total Return (%) (b)	(1.46	) (c)	3.80 (c)	2.33	7.32	0.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69		0.69	0.69	0.69	0.68
Net ratio of expenses to average net assets (%)	0.68		0.68	0.69	0.69	0.68
Ratio of net investment income (loss) to average net assets (%)	4.88		3.18	3.55	4.73	4.45
Portfolio turnover rate (%)	7		34	26	27	25
Net assets, end of period (in millions)	$478.5		$654.2	$636.7	$653.1	$639.3

	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.89		$9.86	$10.15	$9.93	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.45		0.29	0.32	0.45	0.43
Net realized and unrealized gain (loss)	(0.61)		0.05	(0.14)	0.24	(0.39)

Total income (loss) from investment operations	(0.16)		0.34	0.18	0.69	0.04

Less Distributions
Distributions from net investment income	(0.34)		(0.31)	(0.47)	(0.47)	(0.38)

Total distributions	(0.34)		(0.31)	(0.47)	(0.47)	(0.38)

Net Asset Value, End of Period	$9.39		$9.89	$9.86	$10.15	$9.93

Total Return (%) (b)	(1.60)		3.50	2.06	7.03	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94		0.94	0.94	0.94	0.93
Net ratio of expenses to average net assets (%)	0.93		0.93	0.94	0.94	0.93
Ratio of net investment income (loss) to average net assets (%)	4.77		2.93	3.31	4.48	4.23
Portfolio turnover rate (%)	7		34	26	27	25
Net assets, end of period (in millions)	$143.7		$145.2	$123.8	$129.8	$118.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio had open unfunded loan commitments of $49,583. At December 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had investments in repurchase agreements with a gross value of $42,659,638, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$44,760,250	$0	$201,355,104

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$4,190,052	0.625%	First $	100 million
	0.600%	Over $	100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	500 million

An identical agreement was in effect for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$661,504,046

Gross unrealized appreciation	2,368,851
Gross unrealized (depreciation)	(45,524,177)

Net unrealized appreciation (depreciation)	$(43,155,326)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$25,056,555	$26,048,135	$—	$—	$25,056,555	$26,048,135

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$33,512,081	$—	$(43,155,326)	$(40,658,080)	$(50,301,325)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $1,695,038 and accumulated long-term capital losses of $38,963,042.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Morningstar LSTA U.S. Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe Median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned -4.54% and -4.74%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index¹, returned -3.69%.

MARKET ENVIRONMENT / CONDITIONS

In 2022, financial markets were marked with high levels of volatility as multi-decade high inflation, rapid central bank monetary tightening, and recession woes caused significant turmoil in the market as strong risk-off investment sentiment prevailed through most of the year.

As the world began to exit pandemic lockdowns, economies opened, driving pent-up consumer demand across both goods and services. Businesses were unable to keep pace due in part to ongoing supply chain disruptions and lack of raw materials and labor. This contributed to increased inflation across both the U.S. and Europe. Adding to the already stressed system, Russia’s invasion of Ukraine caused further turmoil in global energy markets pushing up oil and gasoline prices and directly impacting consumers.

U.S. inflation increased to levels last seen in the 1980s with the U.S. Bureau of Labor Statistics reporting that the headline Consumer Price Index reached an annualized rate of 9.1% in June before moderating towards the end of the year. The U.S. Federal Reserve (the “Fed”) entered the year with the view that inflation pressures were “transitory” and once supply chains improved and workers returned to their jobs, prices would stabilize. However, as inflation kept surprising on the upside, the Fed moved to the view that inflation was more “sticky” than they had originally projected. From March to December, the Fed raised the fed funds rate by a total of 425 basis points (“bps”) including four large consecutive 75 bps hikes. Rhetoric from the Fed turned hawkish as they promised swift action to rein in consumer spending and bring the overheated U.S. job market back to equilibrium. Europe experienced a similar shift as high levels of inflation spurred the European Central Bank off their negative deposit policy rate by increasing the rate 250 bps over the course of the year.

Concerns that central banks would not be able to engineer “soft landings” and the potential for global and regional recessions increased as the year went along, creating a difficult environment for fixed income credit. Through the first three quarters of the year, investors generally decreased risk with most fixed income asset classes experiencing significant outflows, especially in lower-rated sectors. Volatility spiked, surpassing levels seen in the March 2020 COVID-19 shock. However, expectations that the Fed was approaching a slower pace and a possible pause in rate hikes allowed some retracement of losses in the fourth quarter.

Over the course of the year, U.S. Treasury yields moved significantly higher across the curve as the market adjusted to the Fed’s actions. Short-term yields increased the most, causing the yield curve to be inverted by yearend. The 10-year yield finished the year at 3.88% and the 30-year yield ended at 3.97%. Fixed income spread sectors were dealt with a double blow of higher Treasury yields along with widening credit spreads, pushing excess returns into the negative territory. Higher beta sectors, such as High Yield (“HY”) corporate bonds and Emerging Market (“EM”) bonds were among the worst performers for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, during the period. Sector allocations and security selection were the main detractors from performance for the year. Poor investor sentiment impacted lower-quality sectors, and our out-of-benchmark exposure to both Bank Loans and Collateralized Loan Obligations (“CLOs”) weighed heavily on relative performance. In both sectors, we looked for opportunities to lower our overall exposure as market conditions permitted. In contrast, an overweight to Investment Grade (“IG”) corporate bonds was accretive to returns over the course of the year.

Security selection in sovereign EM bonds was a strong detractor from returns during the year. Additionally, selection in Bank Loans, CLOs, IG corporate bonds, and Commercial Mortgage-Backed Securities (“CMBS”) also hurt performance, but this was partially offset by strong performance from our selection among HY corporate bonds. In other securitized bond sectors, Agency Mortgage-Backed Securities (“MBS”) had a minimal impact on results, but our out-of-benchmark holdings of Non-Agency Residential MBS (“RMBS”) lifted relative returns.

Over the course of the year, duration positioning contributed to performance. We entered the year with Portfolio duration in-line with the benchmark. Based on our assessment that interest rates did not properly reflect our inflation projections, we moved to an underweight duration positioning early in the year and maintained it for the rest of the period. This exposure contributed to returns, especially in the 2-year and shorter part of the yield curve.

As the year progressed, we made several changes to the Portfolio, lowering our overall active risk versus the benchmark, preferring to reserve our risk allocations for better entry points. The main change to our exposure came from an increase in IG corporate bond positions. In the third and fourth quarters, we purchased short-maturity

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

IG corporate bonds from select issuers, mostly U.S. companies in the financial sector, that we believed had superior credit profiles and afforded better carry with limited downside risk. Other modest changes came from reducing our out-of-benchmark exposure to Bank Loans, CLOs, HY corporate bonds, and EM bonds. By the end of the year, our MBS positioning was similar to that of the benchmark, but we retained our CMBS and RMBS overweights.

During the reporting period, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage portfolio duration, credit risk and currency exposures.

Sonal Desai

Kent Burns

Tina Chou

Patrick Klein

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Bloomberg U.S. Government/Credit 1-3 Year Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	–4.54	0.74	1.10
Class B	–4.74	0.50	0.85
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	–3.69	0.92	0.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
Corporate Bonds & Notes	31.6
U.S. Treasury & Government Agencies	25.9
Asset-Backed Securities	11.0
Mortgage-Backed Securities	6.2
Floating Rate Loans	3.7
Municipals	2.2
Foreign Government	1.5
Common Stocks	0.2
Warrants	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022

Class A (a)	Actual	0.48%	$1,000.00	$1,005.80	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,003.50	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes — 31.6% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.8%
Boeing Co. (The) 2.196%, 02/04/26	2,600,000	$2,362,263
General Dynamics Corp. 3.250%, 04/01/25	3,300,000	3,197,550
TransDigm, Inc. 6.250%, 03/15/26 (144A) (a)	900,000	887,571

		6,447,384

Agriculture—0.4%
Altria Group, Inc. 2.350%, 05/06/25 (a)	2,200,000	2,072,207
Imperial Brands Finance plc 3.125%, 07/26/24 (144A) (a)	300,000	286,795
4.250%, 07/21/25 (144A)	800,000	764,009

		3,123,011

Airlines—0.8%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A) (a)	1,000,000	961,647
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.500%, 10/20/25 (144A) (a)	4,700,000	4,585,234
United Airlines Pass-Through Trust 4.875%, 01/15/26	152,400	144,991
United Airlines, Inc. 4.375%, 04/15/26 (144A) (a)	100,000	92,693

		5,784,565

Banks—14.8%
Bank of America Corp. 3.384%, SOFR + 1.330%, 04/02/26 (b)	2,800,000	2,674,108
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	3,700,000	3,686,073
3.864%, 3M LIBOR + 0.940%, 07/23/24 (b)	3,600,000	3,567,384
Bank of Montreal 4.250%, 09/14/24 (a)	3,000,000	2,960,036
Bank of New York Mellon 5.224%, 11/21/25 (a)	2,300,000	2,306,044
Bank of Nova Scotia (The) 2.951%, 03/11/27 (a)	2,300,000	2,122,229
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)(b)	700,000	642,697
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (b)	1,500,000	1,420,917
BPCE S.A. 2.375%, 01/14/25 (144A) (a)	3,000,000	2,798,025
Citigroup, Inc. 3.290%, SOFR + 1.528%, 03/17/26 (b)	1,900,000	1,806,048
4.044%, 3M LIBOR + 1.023%, 06/01/24 (a)(b)	3,600,000	3,576,007
4.600%, 03/09/26 (a)	4,000,000	3,928,878
Credit Suisse Group AG 2.193%, SOFR + 2.044%, 06/05/26 (144A) (b)	400,000	341,637
4.550%, 04/17/26	2,400,000	2,116,735
6.373%, SOFR + 3.340%, 07/15/26 (144A) (b)	400,000	375,540
Deutsche Bank AG 2.222%, SOFR + 2.159%, 09/18/24 (b)	2,300,000	2,221,395
5.371%, 09/09/27 (a)	2,000,000	2,004,459
Goldman Sachs Group, Inc. (The) 0.673%, SOFR + 0.572%, 03/08/24 (a)(b)	2,700,000	2,670,909

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.640%, SOFR + 1.114%, 02/24/28 (b)	2,000,000	1,780,771
3.750%, 02/25/26 (a)	2,000,000	1,925,114
4.250%, 10/21/25	3,000,000	2,927,840
4.387%, SOFR + 1.510%, 06/15/27 (a)(b)	900,000	867,076
5.700%, 11/01/24 (a)	1,600,000	1,619,043
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (a)(b)	900,000	833,294
1.645%, SOFR + 1.538%, 04/18/26 (b)	1,500,000	1,353,919
4.180%, SOFR + 1.510%, 12/09/25 (a)(b)	1,900,000	1,845,241
Huntington National Bank (The) 5.699%, SOFR + 1.215%, 11/18/25 (a)(b)	2,300,000	2,304,567
JPMorgan Chase & Co. 2.083%, SOFR + 1.850%, 04/22/26 (a)(b)	5,400,000	5,012,800
3.559%, 3M LIBOR + 0.730%, 04/23/24 (b)	2,700,000	2,682,216
3.845%, SOFR + 0.980%, 06/14/25 (a)(b)	1,700,000	1,662,126
3.875%, 09/10/24 (a)	2,500,000	2,447,174
KeyBank N.A. 4.150%, 08/08/25 (a)	1,600,000	1,563,173
Manufacturers & Traders Trust Co. 5.400%, 11/21/25 (a)	2,300,000	2,312,061
Mitsubishi UFJ Financial Group, Inc. 5.063%, 1Y H15 + 1.550%, 09/12/25 (a)(b)	3,200,000	3,177,183
Morgan Stanley 2.188%, SOFR + 1.990%, 04/28/26 (a)(b)	2,900,000	2,694,869
3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)(b)	3,600,000	3,580,539
4.350%, 09/08/26	2,200,000	2,134,534
National Bank of Canada 3.750%, SOFR + 1.009%, 06/09/25 (a)(b)	2,300,000	2,235,152
Nordea Bank Abp 4.750%, 09/22/25 (144A) (a)	1,200,000	1,192,421
Santander UK Group Holdings plc 1.673%, SOFR + 0.989%, 06/14/27 (b)	1,800,000	1,530,527
Shinhan Bank Co., Ltd. 1.375%, 10/21/26 (144A)	2,500,000	2,177,593
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)(b)	1,500,000	1,290,615
2.226%, 1Y H15 + 1.050%, 01/21/26 (144A) (a)(b)	1,700,000	1,563,478
Toronto-Dominion Bank (The) 4.285%, 09/13/24 (a)	4,200,000	4,150,760
Truist Financial Corp. 5.900%, SOFR + 1.626%, 10/28/26 (a)(b)	2,000,000	2,044,602
UBS Group AG 4.490%, 1Y H15 + 1.600%, 08/05/25 (144A) (a)(b)	1,900,000	1,867,370
Wells Fargo & Co. 1.654%, SOFR + 1.600%, 06/02/24 (a)(b)	3,200,000	3,148,296
2.188%, SOFR + 2.000%, 04/30/26 (a)(b)	2,500,000	2,326,645
4.100%, 06/03/26 (a)	3,000,000	2,904,755
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	1,180,572

		111,555,447

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26	1,400,000	1,347,369

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Coca-Cola Europacific Partners plc 1.500%, 01/15/27 (144A) (a)	1,600,000	$1,383,803

		2,731,172

Biotechnology—0.2%
Bio-Rad Laboratories, Inc. 3.300%, 03/15/27	300,000	277,249
Illumina, Inc. 5.800%, 12/12/25 (a)	1,200,000	1,208,154

		1,485,403

Commercial Services—0.1%
Grand Canyon University 4.125%, 10/01/24 (a)	600,000	562,787

Cosmetics/Personal Care—0.2%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/27	1,400,000	1,303,338
Oriflame Investment Holding plc 5.125%, 05/04/26 (144A)	700,000	429,800

		1,733,138

Diversified Financial Services—0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28 (a)	1,000,000	837,775

Electric—2.6%
Berkshire Hathaway Energy Co. 4.050%, 04/15/25 (a)	1,700,000	1,673,833
Comision Federal de Electricidad 4.750%, 02/23/27 (144A)	2,300,000	2,144,750
Dominion Energy, Inc. 1.450%, 04/15/26 (a)	2,000,000	1,780,526
Exelon Corp. 3.400%, 04/15/26	2,000,000	1,898,971
4.050%, 04/15/30 (a)	2,400,000	2,228,154
InterGen NV 7.000%, 06/30/23 (144A)	1,500,000	1,455,051
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	2,500,000	2,305,486
3.600%, 05/06/25 (144A) (a)	1,600,000	1,546,969
3.875%, 07/19/23 (144A)	1,300,000	1,291,764
Southern Co. (The) 3.250%, 07/01/26 (a)	3,000,000	2,820,902
Talen Energy Supply LLC 10.500%, 01/15/26 (144A) (c)	500,000	232,500

		19,378,906

Electronics—0.2%
Flex, Ltd. 3.750%, 02/01/26 (a)	1,300,000	1,227,605

Food Products—0.1%
General Mills, Inc. 5.241%, 11/18/25 (a)	400,000	400,996

Healthcare-Products—0.1%
GE HealthCare Technologies, Inc. 5.550%, 11/15/24 (144A) (a)	900,000	903,240

Healthcare-Services—0.7%
Centene Corp. 3.375%, 02/15/30 (a)	900,000	760,833
Elevance Health, Inc. 1.500%, 03/15/26 (a)	3,000,000	2,696,347
Quest Diagnostics, Inc. 3.450%, 06/01/26 (a)	2,100,000	2,002,720

		5,459,900

Insurance—1.1%
GA Global Funding Trust 3.850%, 04/11/25 (144A) (a)	3,800,000	3,636,895
New York Life Global Funding 3.600%, 08/05/25 (144A) (a)	3,200,000	3,084,289
Protective Life Global Funding 3.218%, 03/28/25 (144A)	1,500,000	1,429,345

		8,150,529

Internet—1.0%
Amazon.com, Inc. 2.400%, 02/22/23 (a)	1,700,000	1,694,471
Netflix, Inc. 3.625%, 06/15/25 (144A) (a)	800,000	765,864
4.375%, 11/15/26 (a)	700,000	673,750
5.750%, 03/01/24	400,000	402,768
Tencent Holdings, Ltd. 1.810%, 01/26/26 (144A)	900,000	811,413
2.985%, 01/19/23 (144A)	3,300,000	3,297,095

		7,645,361

Leisure Time—0.1%
NCL Corp., Ltd. 5.875%, 03/15/26 (144A) (a)	900,000	706,923

Lodging—0.4%
Sands China, Ltd. 2.800%, 03/08/27	1,200,000	1,027,716
Studio City Finance, Ltd. 6.000%, 07/15/25 (144A) (a)	1,000,000	867,025
Wynn Macau, Ltd. 5.625%, 08/26/28 (144A) (a)	1,000,000	854,090

		2,748,831

Media—1.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A) (a)	800,000	795,690
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	3,000,000	2,940,303
DISH DBS Corp. 5.250%, 12/01/26 (144A) (a)	800,000	673,868

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Fox Corp. 3.050%, 04/07/25 (a)	1,700,000	$1,625,143
TWDC Enterprises 18 Corp. 3.150%, 09/17/25 (a)	3,000,000	2,874,290
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	600,000	571,434
Walt Disney Co. (The) 1.750%, 01/13/26 (a)	1,300,000	1,189,856

		10,670,584

Miscellaneous Manufacturing—0.2%
Anagram International, Inc. / Anagram Holdings LLC 10.000%, 08/15/26 (144A) (d)	122,895	81,111
Parker-Hannifin Corp. 3.650%, 06/15/24 (a)	1,600,000	1,565,520

		1,646,631

Multi-National—0.1%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,219,166

Oil & Gas—1.7%
BP Capital Markets America, Inc. 3.410%, 02/11/26 (a)	2,000,000	1,920,067
3.796%, 09/21/25 (a)	3,200,000	3,141,967
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A)	900,000	861,768
Equinor ASA 1.750%, 01/22/26 (a)	1,300,000	1,188,104
2.875%, 04/06/25 (a)	4,700,000	4,503,620
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	797,616
Mesquite Energy, Inc. 7.750%, 06/15/21	1,200,000	16,500
Petroleos Mexicanos 6.875%, 10/16/25 (a)	350,000	342,615

		12,772,257

Oil & Gas Services—0.0%
Weatherford International, Ltd. 11.000%, 12/01/24 (144A)	12,000	12,241

Packaging & Containers—0.1%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A) (a)	300,000	287,820
5.875%, 08/15/23 (144A)	462,000	458,712

		746,532

Pharmaceuticals—1.0%
AstraZeneca plc 0.700%, 04/08/26 (a)	200,000	175,824
Bayer U.S. Finance II LLC 3.875%, 12/15/23 (144A)	3,000,000	2,956,577
Cigna Corp. 1.250%, 03/15/26 (a)	4,000,000	3,563,751

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (a)	800,000	723,120

		7,419,272

Pipelines—1.6%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25	2,500,000	2,515,185
Energy Transfer L.P. 4.050%, 03/15/25 (a)	1,800,000	1,743,470
4.200%, 09/15/23 (a)	1,000,000	993,723
EnLink Midstream Partners L.P. 4.850%, 07/15/26 (a)	1,100,000	1,034,031
MPLX L.P. 4.875%, 12/01/24 (a)	2,500,000	2,479,558
Sabine Pass Liquefaction LLC 5.625%, 03/01/25 (a)	1,700,000	1,702,401
5.750%, 05/15/24 (a)	1,000,000	1,000,242
Williams Cos., Inc. (The) 4.000%, 09/15/25 (a)	500,000	485,983

		11,954,593

Real Estate—0.1%
Country Garden Holdings Co., Ltd. 7.250%, 04/08/26	700,000	441,603
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	200,000	165,491

		607,094

Real Estate Investment Trusts—0.1%
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27 (a)	1,300,000	1,092,689

Retail—0.0%
KSouth Africa, Ltd. 3.000%, 12/31/22 (144A)† (c)(d)(e)(f)	712,186	0
25.000%, 12/31/22 (144A)† (c)(d)(e)(f)	313,720	0
Party City Holdings, Inc. 8.061%, 6M LIBOR + 5.000%, 07/15/25 (144A) (a)(b)	195,885	52,889

		52,889

Semiconductors—0.4%
SK Hynix, Inc. 1.500%, 01/19/26 (144A)	3,400,000	2,946,464

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27 (a)	1,000,000	892,484

Telecommunications—0.7%
AT&T, Inc. 2.300%, 06/01/27 (a)	400,000	355,755
CommScope Technologies LLC 6.000%, 06/15/25 (144A) (a)	300,000	273,000
Iliad Holding SASU 6.500%, 10/15/26 (144A) (a)	700,000	649,218

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	168,750	$166,761
Verizon Communications, Inc. 1.450%, 03/20/26 (a)	4,300,000	3,860,211

		5,304,945

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	600,000	557,586

Total Corporate Bonds & Notes (Cost $ 265,975,876)		238,778,400

U.S. Treasury & Government Agencies—25.9%

Agency Sponsored Mortgage-Backed — 4.3%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	44,290	44,184
4.500%, 03/01/25	156,488	156,190
Fannie Mae ARM Pool 1.795%, 12M LIBOR + 1.420%, 03/01/36 (b)	4,401	4,285
1.960%, 12M LIBOR + 1.585%, 02/01/36 (b)	9,479	9,278
2.030%, 12M LIBOR + 1.530%, 02/01/33 (b)	26,578	25,958
2.213%, 12M LIBOR + 1.838%, 03/01/36 (b)	13,993	13,689
2.323%, 12M LIBOR + 1.815%, 03/01/36 (b)	8,920	8,737
2.355%, 1Y H15 + 2.105%, 07/01/25 (b)	60	59
2.386%, 12M LIBOR + 1.580%, 03/01/33 (b)	12,172	11,899
2.525%, 1Y H15 + 2.275%, 06/01/35 (b)	36,072	35,075
2.560%, 12M LIBOR + 1.810%, 04/01/40 (b)	636	622
2.817%, 1Y H15 + 1.879%, 02/01/25 (b)	10,523	10,381
2.845%, 6M LIBOR + 0.845%, 11/01/33 (b)	403	395
2.898%, 6M LIBOR + 1.399%, 03/01/35 (b)	9,830	9,785
2.927%, 6M LIBOR + 1.413%, 11/01/34 (b)	3,581	3,509
3.005%, 6M LIBOR + 1.570%, 11/01/35 (b)	26,465	26,436
3.012%, 1Y H15 + 2.149%, 03/01/30 (b)	211	205
3.038%, 6M LIBOR + 1.538%, 09/01/35 (b)	4,335	4,249
3.045%, 1Y H15 + 2.270%, 01/01/29 (b)	6,444	6,194
3.083%, 1Y H15 + 2.230%, 09/01/36 (b)	266	260
3.119%, 12M LIBOR + 1.712%, 09/01/35 (b)	767,982	775,151
3.121%, 1Y H15 + 2.422%, 04/01/36 (b)	1,570	1,531
3.125%, 12M LIBOR + 1.750%, 04/01/34 (b)	14,402	14,104
3.185%, 12M LIBOR + 1.810%, 04/01/35 (b)	152,409	151,786
3.289%, 1Y H15 + 2.164%, 07/01/33 (b)	18,038	17,311
3.380%, 6M LIBOR + 1.676%, 03/01/37 (b)	1,805	1,815
3.421%, 1Y H15 + 2.088%, 07/01/33 (b)	14,279	14,111
3.445%, 12M LIBOR + 1.684%, 11/01/36 (b)	557,643	563,075
3.462%, 1Y H15 + 2.167%, 11/01/35 (b)	830,444	841,392
3.481%, 6M LIBOR + 2.106%, 09/01/33 (b)	20,522	20,015
3.515%, 1Y H15 + 2.463%, 09/01/33 (b)	434	427
3.518%, 12M LIBOR + 1.614%, 01/01/36 (b)	20,151	20,127
3.525%, 6M LIBOR + 2.275%, 08/01/32 (b)	20,195	19,694
3.529%, 1Y H15 + 2.247%, 03/01/38 (b)	4,690	4,629
3.540%, 6M LIBOR + 1.415%, 12/01/32 (b)	39,454	38,455
3.549%, 1Y H15 + 2.270%, 08/01/30 (b)	9,161	8,845

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 3.583%, 12M LIBOR + 1.833%, 08/01/32 (b)	29,514	29,080
3.625%, 12M LIBOR + 1.375%, 07/01/33 (b)	10,960	10,777
3.641%, 12M LIBOR + 1.637%, 05/01/33 (b)	5,888	5,782
3.661%, 6M LIBOR + 1.783%, 06/01/28 (b)	833	818
3.665%, 6M LIBOR + 1.415%, 06/01/32 (b)	6,930	6,767
3.666%, 1Y H15 + 2.275%, 01/01/32 (b)	716	712
3.703%, 12M LIBOR + 1.905%, 11/01/35 (b)	234,348	238,437
3.752%, 12M LIBOR + 1.502%, 07/01/33 (b)	25,164	24,801
3.800%, 1Y H15 + 1.675%, 11/01/32 (b)	7,477	7,291
3.800%, 12M LIBOR + 1.550%, 02/01/44 (b)	25,869	25,261
3.805%, 1Y H15 + 2.010%, 06/01/25 (b)	7,649	7,573
3.821%, 12M LIBOR + 1.571%, 11/01/36 (b)	211	208
3.895%, 12M LIBOR + 1.645%, 09/01/39 (b)	1,708	1,684
3.901%, 12M LIBOR + 1.651%, 10/01/33 (b)	14,704	14,407
3.905%, 12M LIBOR + 1.655%, 08/01/34 (b)	809	792
3.942%, 12M LIBOR + 1.692%, 08/01/37 (b)	3,088	3,120
3.953%, 1Y H15 + 1.941%, 08/01/29 (b)	449	444
3.973%, 12M LIBOR + 1.723%, 10/01/36 (b)	992	996
4.000%, 6M LIBOR + 2.250%, 10/01/33 (b)	15,950	15,640
4.023%, 6M LIBOR + 1.585%, 03/01/36 (b)	46,500	47,695
4.028%, 12M LIBOR + 1.778%, 12/01/35 (b)	103,606	101,689
4.033%, 12M LIBOR + 1.690%, 11/01/35 (b)	5,347	5,276
4.046%, 1Y H15 + 2.535%, 07/01/28 (b)	1,016	1,000
4.094%, 12M LIBOR + 1.844%, 09/01/37 (b)	655	651
4.123%, 1Y H15 + 1.998%, 10/01/32 (b)	9,063	8,890
4.138%, 1Y H15 + 2.223%, 07/01/35 (b)	6,761	6,842
4.149%, 1Y H15 + 2.149%, 08/01/33 (b)	37,022	36,628
4.203%, 1Y H15 + 2.277%, 04/01/27 (b)	96	95
4.227%, 1Y H15 + 2.152%, 12/01/33 (b)	34,890	34,172
4.280%, 1Y H15 + 2.280%, 07/01/32 (b)	1,921	1,899
4.290%, 1Y H15 + 2.290%, 08/01/32 (b)	4,886	4,812
4.334%, 6M LIBOR + 1.682%, 04/01/36 (b)	13,292	13,509
4.379%, 1Y H15 + 2.360%, 11/01/34 (b)	831,730	850,493
4.395%, 1Y H15 + 2.270%, 01/01/32 (b)	5,152	5,016
4.410%, 1Y H15 + 2.285%, 02/01/35 (b)	26,806	26,167
4.423%, 6M LIBOR + 1.067%, 11/01/33 (b)	2,362	2,354
4.519%, 6M LIBOR + 1.430%, 02/01/36 (b)	17,646	18,012
4.879%, 6M LIBOR + 1.157%, 03/01/28 (b)	1,522	1,514
4.947%, 6M LIBOR + 1.620%, 11/01/32 (b)	17,944	17,815
5.172%, 6M LIBOR + 1.541%, 12/01/34 (b)	19,075	19,176
Fannie Mae Connecticut Avenue Securities (CMO) 6.989%, 1M LIBOR + 2.600%, 05/25/24 (b)	1,667,886	1,688,354
7.289%, 1M LIBOR + 2.900%, 07/25/24 (b)	610,787	610,788
7.389%, 1M LIBOR + 3.000%, 07/25/24 (b)	1,727,429	1,759,829
8.389%, 1M LIBOR + 4.000%, 05/25/25 (b)	909,982	914,513
8.689%, 1M LIBOR + 4.300%, 02/25/25 (b)	857,010	872,012
9.289%, 1M LIBOR + 4.900%, 11/25/24 (b)	1,339,002	1,373,851
9.389%, 1M LIBOR + 5.000%, 11/25/24 (b)	104,083	105,230
9.389%, 1M LIBOR + 5.000%, 07/25/25 (b)	804,939	816,956
9.639%, 1M LIBOR + 5.250%, 10/25/23 (b)	1,037,159	1,054,410
11.339%, 1M LIBOR + 6.950%, 08/25/28 (b)	941,709	1,000,432
Freddie Mac 15 Yr.Pool 3.000%, 10/01/37	3,712,459	3,477,220
3.500%, 10/01/37	4,010,146	3,837,482
Freddie Mac STACR REMIC Trust (CMO) 5.928%, SOFR30A + 2.000%, 04/25/42 (144A) (b)	1,387,485	1,380,548
7.989%, 1M LIBOR + 3.600%, 04/25/24 (b)	619,474	626,707

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed —(Continued)
Freddie Mac STACR REMIC Trust (CMO) 8.139%, 1M LIBOR + 3.750%, 09/25/24 (b)	1,944,066	$1,948,899
8.389%, 1M LIBOR + 4.000%, 08/25/24 (b)	60,866	61,026
8.939%, 1M LIBOR + 4.550%, 10/25/24 (b)	873,347	882,905
9.039%, 1M LIBOR + 4.650%, 10/25/28 (b)	1,670,237	1,718,476
9.539%, 1M LIBOR + 5.150%, 11/25/28 (b)	1,191,793	1,232,184
9.939%, 1M LIBOR + 5.550%, 07/25/28 (b)	2,532,535	2,644,058

		32,468,033

U.S. Treasury — 21.6%
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/26 (g)	9,154,492	8,787,224
U.S. Treasury Notes 0.375%, 08/15/24	10,000,000	9,342,188
1.125%, 01/15/25 (a)	32,000,000	29,946,250
1.500%, 02/15/25 (a)	28,000,000	26,357,187
2.500%, 08/15/23 (a)	10,000,000	9,861,719
2.875%, 05/31/25 (a)	13,000,000	12,567,852
2.875%, 07/31/25 (h)	42,500,000	41,057,324
2.875%, 11/30/25	26,000,000	25,016,875

		162,936,619

Total U.S. Treasury & Government Agencies (Cost $197,264,353)		195,404,652

Asset-Backed Securities—11.0%

Asset-Backed-Credit Card—2.3%
American Express Credit Account Master Trust 3.750%, 08/15/27	5,496,000	5,372,839
BA Credit Card Trust 3.530%, 11/15/27	1,200,000	1,166,913
Capital One Multi-Asset Execution Trust 3.490%, 05/15/27	3,070,000	2,985,581
Chase Issuance Trust 3.970%, 09/15/27	2,047,000	2,002,558
Discover Card Execution Note Trust 3.560%, 07/15/27	5,710,000	5,543,216

		17,071,107

Asset-Backed-Other—8.7%
Adagio CLO VIII DAC 3.028%, 3M EURIBOR + 1.650%, 04/15/32 (144A) (EUR) (b)	400,000	398,565
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,170,672	2,067,047
Ares European CLO VIII DAC 2.298%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR)(b)	3,200,000	3,328,242
2.978%, 3M EURIBOR + 1.600%, 04/17/32 (144A) (EUR)(b)	500,000	503,264
Armada Euro CLO IV DAC 3.078%, 3M EURIBOR + 1.700%, 07/15/33 (144A) (EUR) (b)	500,000	498,509
Bain Capital Credit CLO 5.475%, 3M LIBOR + 1.150%, 04/23/31 (144A) (b)	1,000,000	958,720

Asset-Backed-Other—(Continued)
Blackrock European CLO IX DAC 2.946%, 3M EURIBOR + 0.900%, 12/15/32 (144A) (EUR)(b)	2,600,000	2,689,298
3.596%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR)(b)	800,000	794,508
BlueMountain CLO XXXIV, Ltd. 6.363%, 3M TSFR + 2.400%, 04/20/35 (144A) (b)	1,090,000	1,014,582
BlueMountain Fuji Eur CLO V DAC 2.928%, 3M EURIBOR + 1.550%, 01/15/33 (144A) (EUR) (b)	1,400,000	1,390,266
Carlyle GMS Finance MM CLO LLC 6.279%, 3M LIBOR + 2.200%, 10/15/31 (144A) (b)	1,000,000	942,035
CF Hippolyta LLC 1.690%, 07/15/60 (144A)	1,153,543	1,029,644
Cook Park CLO Ltd. 5.199%, 3M LIBOR + 1.120%, 04/17/30 (144A) (b)	1,500,000	1,427,559
Countrywide Asset-Backed Certificates 5.139%, 1M LIBOR + 0.750%, 03/25/34 (b)	30,604	29,776
Dryden 44 Euro CLO B.V. 2.258%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (b)	7,166,000	7,300,853
Dryden 45 Senior Loan Fund 5.479%, 3M LIBOR + 1.400%, 10/15/30 (144A) (b)	3,000,000	2,882,751
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,414,101	1,252,990
Holland Park CLO DAC 2.722%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (b)	9,900,000	10,213,398
Home Partners of America Trust 2.649%, 01/17/41 (144A)	495,359	413,862
Madison Park Euro Funding VIII DAC 3.078%, 3M EURIBOR + 1.700%, 04/15/32 (144A) (EUR) (b)	900,000	886,940
Madison Park Funding, Ltd. 6.025%, 3M LIBOR + 1.700%, 10/22/30 (144A) (b)	1,000,000	974,948
Neuberger Berman CLO, Ltd. 5.678%, 3M LIBOR + 1.400%, 10/21/30 (144A) (b)	1,700,000	1,638,110
New Economy Assets Phase 1 Sponsor LLC 1.910%, 10/20/61 (144A)	5,010,000	4,233,298
Octagon 58, Ltd. 3.924%, 3M TSFR + 2.350%, 07/15/37 (144A) (b)	3,000,000	2,872,827
Octagon Investment Partners, Ltd. 5.343%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	600,000	588,779
5.775%, 3M LIBOR + 1.450%, 10/24/30 (144A) (b)	2,000,000	1,934,048
OHA Credit Partners VII, Ltd. 5.745%, 3M LIBOR + 1.070%, 02/20/34 (144A) (b)	6,398,000	6,177,173
RAAC Trust 5.089%, 1M LIBOR + 0.700%, 03/25/34 (b)	65,092	62,909
RR 14, Ltd. 5.199%, 3M LIBOR + 1.120%, 04/15/36 (144A) (b)	5,382,000	5,240,523
Voya CLO, Ltd. 5.594%, 3M LIBOR + 1.400%, 10/18/31 (144A) (b)	2,454,544	2,386,590

		66,132,014

Total Asset-Backed Securities (Cost $88,753,955)		83,203,121

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—6.2%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.7%
Adjustable Rate Mortgage Trust 3.481%, 02/25/35 (b)	842,633	$811,513
BRAVO Residential Funding Trust 3.500%, 10/25/44 (144A) (b)	1,206,204	1,116,719
CHL Mortgage Pass-Through Trust 3.402%, 07/25/34 (b)	183,325	169,380
COLT Mortgage Loan Trust 4.301%, 03/25/67 (144A) (b)	1,029,775	983,843
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	34,837	20,591
JPMorgan Mortgage Trust 2.500%, 10/25/51 (144A) (b)	4,471,918	3,834,146
2.500%, 04/25/52 (144A) (b)	4,136,481	3,551,513
2.500%, 06/25/52 (144A) (b)	796,838	683,195
Merrill Lynch Mortgage Investors Trust 5.129%, 1M LIBOR + 0.740%, 03/25/28 (b)	104,920	98,829
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (b)	802,008	773,077
3.485%, 04/25/66 (144A) (b)	1,464,878	1,387,585
New York Mortgage Trust 5.064%, 1M LIBOR + 0.675%, 02/25/36 (b)	60,791	57,722
OBX Trust 2.500%, 05/25/51 (144A) (b)	2,687,481	2,304,200
2.500%, 10/25/51 (144A) (b)	719,526	617,809
5.039%, 1M LIBOR + 0.650%, 06/25/57 (144A) (b)	367,030	345,181
Provident Funding Mortgage Trust 2.500%, 10/25/51 (144A) (b)	2,738,912	2,348,297
PSMC Trust 2.500%, 08/25/51 (144A) (b)	4,167,329	3,583,416
Sequoia Mortgage Trust 4.993%, 1M LIBOR + 0.640%, 11/20/34 (b)	122,314	107,875
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (b)	531,204	522,270
3.000%, 06/25/58 (144A) (b)	1,532,057	1,396,965
3.722%, 03/25/58 (144A) (b)	402,297	378,525
3.750%, 05/25/58 (144A) (b)	2,376,050	2,246,288
WaMu Mortgage Pass-Through Certificates Trust 4.849%, 1M LIBOR + 0.460%, 04/25/45 (b)	507,250	480,091

		27,819,030

Commercial Mortgage-Backed Securities—2.5%
BX Commercial Mortgage Trust 5.007%, 1M LIBOR + 0.689%, 10/15/36 (144A) (b)	2,643,000	2,536,935
5.018%, 1M LIBOR + 0.700%, 09/15/36 (144A) (b)	1,950,000	1,878,378
5.370%, 1M TSFR + 1.034%, 10/15/36 (144A) (b)	7,157,790	7,069,540
BX Trust 5.817%, 1M TSFR + 1.491%, 04/15/37 (144A) (b)	3,062,164	2,996,951
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (b)	1,220,000	1,153,142
DBCG Mortgage Trust 5.018%, 1M LIBOR + 0.700%, 06/15/34 (144A) (b)	2,550,000	2,505,266
Greenwich Capital Commercial Mortgage Trust 6.012%, 07/10/38 (b)	357,974	231,358

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. 5.067%, 1M TSFR + 0.731%, 08/15/36 (144A) (b)	580,000	571,881

		18,943,451

Total Mortgage-Backed Securities (Cost $51,057,809)		46,762,481

Floating Rate Loans (i)—3.7%

Aerospace/Defense—0.1%
Alloy Finco, Ltd. Holdco PIK Term Loan, 13.500%, 03/06/25 (d)	454,517	395,430

Airlines—0.1%
American Airlines, Inc. Term Loan, 8.993%, 3M LIBOR + 4.750%, 04/20/28	168,286	167,760
United Airlines, Inc. Term Loan B, 8.108%, 3M LIBOR + 3.750%, 04/21/28	740,264	732,553

		900,313

Auto Manufacturers—0.0%
American Trailer World Corp. Term Loan B, 8.173%, 1M TSFR + 3.750%, 03/03/28	83,874	72,945

Auto Parts & Equipment—0.1%
Clarios Global L.P. USD Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/30/26	220,305	216,633
DexKo Global, Inc. 2021 USD Term Loan B, 7.821%, 1M LIBOR + 3.750%, 10/04/28	49,275	44,340
USD Delayed Draw Term Loan, 6.865%, 1M LIBOR + 3.750%, 10/04/28	11,245	10,119
First Brands Group LLC Term Loan, 8.369%, 3M TSFR + 5.000%, 03/30/27	431,403	410,911

		682,003

Beverages—0.1%
City Brewing Co. LLC Term Loan, 7.792%, 1M LIBOR + 3.500%, 04/05/28	109,722	49,375
Triton Water Holdings, Inc. Term Loan, 8.230%, 3M LIBOR + 3.500%, 03/31/28	952,233	888,671

		938,046

Chemicals—0.2%
CPC Acquisition Corp. Term Loan, 8.480%, 3M LIBOR + 3.750%, 12/29/27	279,736	204,207
Hexion Holdings Corp. USD Term Loan, 8.935%, 3M TSFR + 4.500%, 03/15/29	294,550	253,902
Illuminate Buyer LLC Term Loan, 7.884%, 1M LIBOR + 3.500%, 06/30/27	224,695	215,754
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 7.134%, 1M LIBOR + 2.750%, 01/29/26	548,062	539,841
PMHC II, Inc. Term Loan B, 8.494%, 3M TSFR + 4.250%, 04/23/29	183,731	156,272

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Sparta U.S. HoldCo LLC Term Loan, 7.392%, 1M LIBOR + 3.250%, 08/02/28	127,686	$124,813

		1,494,789

Commercial Services—0.2%
Allied Universal Holdco LLC USD Incremental Term Loan B, 8.173%, 1M LIBOR + 3.750%, 05/12/28	266,798	253,758
Avis Budget Car Rental LLC Term Loan B, 6.140%, 1M LIBOR + 1.750%, 08/06/27	745,313	725,050
CHG Healthcare Services, Inc. Term Loan, 7.634%, 1M LIBOR + 3.250%, 09/29/28	57,295	56,181
MPH Acquisition Holdings LLC Term Loan B, 8.985%, 3M LIBOR + 4.250%, 09/01/28	171,139	146,876
Verscend Holding Corp. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 08/27/25	234,206	233,327

		1,415,192

Computers—0.1%
Magenta Buyer LLC USD 1st Lien Term Loan, 9.170%, 3M LIBOR + 4.750%, 07/27/28	207,855	179,015
McAfee LLC USD Term Loan B, 7.974%, 1M TSFR + 3.750%, 03/01/29	182,026	170,194
Peraton Corp. Term Loan B, 8.134%, 1M LIBOR + 3.750%, 02/01/28	321,023	314,259
Vision Solutions, Inc. Incremental Term Loan, 8.358%, 3M LIBOR + 4.000%, 04/24/28	171,723	142,888

		806,356

Diversified Financial Services—0.1%
Ascensus Holdings, Inc. Term Loan, 8.250%, 3M LIBOR + 3.500%, 08/02/28	246,688	235,895
Citadel Securities L.P. Term Loan B, 6.823%, 1M TSFR + 2.500%, 02/02/28	383,175	376,649
Edelman Financial Center LLC Term Loan B, 7.884%, 1M LIBOR + 3.500%, 04/07/28	689,500	647,022
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan, 7.884%, 1M LIBOR + 3.500%, 05/30/25	131	126

		1,259,692

Engineering & Construction—0.0%
USIC Holdings, Inc. Term Loan, 7.884%, 1M LIBOR + 3.500%, 05/12/28	173,782	166,360

Entertainment—0.1%
Great Canadian Gaming Corp. Term Loan, 8.753%, 3M LIBOR + 4.000%, 11/01/26	151,273	148,941
Penn National Gaming, Inc. Term Loan B, 7.173%, 1M TSFR + 2.750%, 05/03/29	63,592	63,053
Scientific Games Holdings L.P. USD Term Loan B, 7.097%, 3M TSFR + 3.500%, 04/04/29	271,480	259,569

Entertainment—(Continued)
Twin River Worldwide Holdings, Inc. Term Loan B, 7.542%, 3M LIBOR + 3.250%, 10/02/28	532,799	496,392

		967,955

Environmental Control—0.0%
Madison IAQ LLC Term Loan, 7.988%, 3M LIBOR + 3.250%, 06/21/28	119,096	110,958

Food—0.0%
Primary Products Finance LLC Term Loan, 7.709%, 3M LIBOR + 4.000%, 03/31/29	84,143	82,890

Healthcare-Products—0.0%
Medline Borrower L.P. USD Term Loan B, 7.634%, 1M LIBOR + 3.250%, 10/23/28	129,057	122,854

Healthcare-Services—0.1%
Aveanna Healthcare LLC Delayed Draw Term Loan, 8.139%, 1M LIBOR + 3.750%, 07/17/28	9,401	7,282
Term Loan B, 8.139%, 1M LIBOR + 3.750%, 07/17/28	133,375	103,310
Dermatology Intermediate Holdings III, Inc. Term Loan B, 8.573%, 1M TSFR + 4.250%, 03/30/29	176	172
eResearchTechnology, Inc. 1st Lien Term Loan, 8.884%, 1M LIBOR + 4.500%, 02/04/27	191,562	170,171
Global Medical Response, Inc. Incremental Term Loan, 8.634%, 1M LIBOR + 4.250%, 03/14/25	102,248	72,596
Icon Luxembourg S.a.r.l. LUX Term Loan, 7.000%, 3M LIBOR + 2.250% 07/03/28	83,964	83,807
Phoenix Guarantor, Inc. Term Loan B3, 7.884%, 1M LIBOR + 3.500%, 03/05/26	196,009	184,371
Radiology Partners, Inc. 1st Lien Term Loan B, 8.639%, 1M LIBOR + 4.250%, 07/09/25	139,115	117,204
U.S. Anesthesia Partners, Inc. Term Loan, 8.370%, 1M LIBOR + 4.250%, 10/01/28	99,716	94,980
U.S. Radiology Specialists, Inc. Term Loan, 9.980%, 3M LIBOR + 5.250%, 12/15/27	133,624	121,076

		954,969

Home Furnishings—0.1%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 7.967%, 1M TSFR + 3.750%, 07/31/28	233,186	219,778
Delayed Draw Term loan, 8.086%, SOFR + 4.000%, 07/31/28 (j)	25,707	24,280
Term Loan B, 7.844%, 3M TSFR + 3.750%, 07/31/28	147,645	139,451

		383,509

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Housewares—0.0%
Petmate Incremental Term Loan B, 10.230%, 3M LIBOR + 5.500%, 09/15/28	122,814	$92,571

Insurance—0.4%
Acrisure LLC Incremental Term Loan B, 8.134%, 1M LIBOR + 3.750%, 02/15/27	161,005	153,425
Alliant Holdings Intermediate LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 05/09/25	476,344	470,806
Term Loan B4, 7.854%, 1M LIBOR + 3.500%, 11/06/27	267,994	262,355
AssuredPartners, Inc. Term Loan B, 7.884%, 1M LIBOR + 3.500%, 02/12/27	818,283	796,603
Term Loan, 7.823%, 1M TSFR + 3.500%, 02/12/27	148,875	144,316
Asurion LLC Second Lien Term Loan B4, 9.634%, 1M LIBOR + 5.250%, 01/20/29	544,707	426,233
Term Loan B6, 5.649%, 1M LIBOR + 3.125%, 11/03/23	145,671	130,831
Term Loan B8, 7.634%, 1M LIBOR + 3.250%, 12/23/26	111,899	99,890
Sedgwick Claims Management Services, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 12/31/25	225,306	219,613

		2,704,072

Internet—0.0%
Hunter Holdco 3, Ltd. Term Loan B, 8.980%, 3M LIBOR + 4.250%, 08/19/28	298,454	293,231

Leisure Time—0.0%
Varsity Brands, Inc. Term Loan B, 7.884%, 1M LIBOR + 3.500%, 12/15/24	211,347	204,033

Lodging—0.0%
Caesars Resort Collection LLC Term Loan B1, 7.884%, 1M LIBOR + 3.500%, 07/21/25	227,833	227,513

Machinery-Diversified—0.1%
ASP Blade Holdings, Inc. Initial Term Loan, 8.730%, 3M LIBOR + 4.000%, 10/13/28	236,531	190,492
Vertical U.S. Newco, Inc. Term Loan B, 6.871%, 6M LIBOR + 3.500%, 07/30/27	378,921	365,726

		556,218

Media—0.2%
Diamond Sports Group LLC First Priority Term Loan, 12.317%, 1M TSFR + 8.100%, 05/25/26	3,505	3,295
Gray Television, Inc. Term Loan D, 7.120%, 1M LIBOR + 3.000%, 12/01/28	297,000	288,886
McGraw-Hill Global Education Holdings LLC Term Loan, 8.317%, 6M LIBOR + 4.750%, 07/28/28	472,143	445,703
Radiate Holdco LLC Term Loan B, 7.634%, 1M LIBOR + 3.250%, 09/25/26	295,511	241,765

Media—(Continued)
Univision Communications, Inc. First Lien Term Loan B, 7.634%, 1M LIBOR + 3.250%, 03/15/26	419,615	413,845

		1,393,494

Metal Fabricate/Hardware—0.1%
AZZ, Inc. Term Loan B, 8.673%, 1M TSFR + 4.250%, 05/13/29	130,346	130,395
Tiger Acquisition LLC Term Loan, 7.634%, 1M LIBOR + 3.250%, 06/01/28	609,781	580,674

		711,069

Mining—0.0%
U.S. Silica Co. Term Loan B, 8.438%, 1M LIBOR + 4.000%, 05/01/25	245,343	243,043

Office/Business Equipment—0.1%
Pitney Bowes, Inc. Term Loan B, 8.438%, 1M LIBOR + 4.000%, 03/17/28	443,040	409,812

Oil & Gas—0.1%
QuarterNorth Energy Holding, Inc. Exit 2nd Lien Term Loan, 12.384%, 1M LIBOR + 8.000%, 08/27/26	360,484	359,695

Oil & Gas Services—0.1%
Onsite Rental Group Pty, Ltd. Term Loan, 6.100%, 10/26/23 (d)(e)(f)	882,507	641,557

Packaging & Containers—0.0%
Klockner-Pentaplast of America, Inc. Term Loan B, 8.259%, 6M LIBOR + 4.750%, 02/12/26	211,245	188,800

Pharmaceuticals—0.3%
Bausch Health Companies, Inc. Term Loan B, 9.667%, 1M TSFR + 5.250%, 02/01/27	298,178	231,088
Gainwell Acquisition Corp. Term Loan B, 8.730%, 3M LIBOR + 4.000%, 10/01/27	246,599	233,961
Jazz Financing Lux S.a.r.l. USD Term Loan, 7.884%, 1M LIBOR + 3.500%, 05/05/28	584,258	580,079
Organon & Co. USD Term Loan, 7.750%, 3M LIBOR + 3.000%, 06/02/28	378,214	375,378
Pathway Vet Alliance LLC Term Loan, 8.134%, 3M LIBOR + 3.750%, 03/31/27	270,338	225,732
Perrigo Investments, LLC Term Loan B, 6.923%, 1M TSFR + 2.500%, 04/20/29	109,916	108,542
Delayed Draw Term Loan B, 04/20/29	40,170	38,764
PetVet Care Centers LLC Term Loan B3, 7.884%, 1M LIBOR + 3.500%, 02/14/25	54,645	51,640
PRA Health Sciences, Inc. Term Loan, 7.000%, 3M LIBOR + 2.250%, 07/03/28	20,920	20,880

		1,866,064

Real Estate—0.0%
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 7.134%, 1M LIBOR + 2.750%, 08/21/25	302,283	295,923

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Retail—0.3%
Evergreen Acqco 1 L.P. USD Term Loan, 10.230%, 3M LIBOR + 5.500%, 04/26/28	361,942	$349,726
Flynn Restaurant Group L.P. Term Loan B, 8.634%, 1M LIBOR + 4.250%, 12/01/28	123,747	116,322
General Nutrition Centers, Inc. 2nd Lien Term Loan, 6.242%, 10/07/26 (d)	222,005	205,355
Great Outdoors Group LLC Term Loan B1, 8.134%, 1M LIBOR + 3.750%, 03/06/28	414,970	400,100
Highline Aftermarket Acquisition LLC Term Loan B, 8.884%, 1M LIBOR + 4.500%, 11/09/27	249,295	228,105
Medical Solutions Holdings, Inc. Delayed Draw Term Loan, 7.940%, 3M LIBOR + 3.500%, 11/01/28	13,147	12,358
Michaels Companies, Inc. Term Loan B, 8.980%, 3M LIBOR + 4.250%, 04/15/28	226,550	196,645
Staples, Inc. 7 Year Term Loan, 9.440%, 3M LIBOR + 5.000%, 04/16/26	556,911	516,274
Tory Burch LLC Term Loan B, 7.884%, 1M LIBOR + 3.250%, 04/16/28	79,194	73,329

		2,098,214

Software—0.5%
Aptean, Inc. Term Loan, 8.985%, 3M LIBOR + 4.250%, 04/23/26	324,635	311,649
Athenahealth, Inc. Delayed Draw Term Loan, 4.580%, 1M TSFR + 3.500%, 02/15/29 (j)	70,308	63,658
Term Loan B, 7.821%, 1M TSFR + 3.500%, 02/15/29	412,745	373,706
Atlas Purchaser, Inc. Term Loan, 9.807%, 3M LIBOR + 5.250%, 05/08/28	295,352	210,069
Cloudera, Inc. 2nd Lien Term Loan, 10.384%, 1M LIBOR + 6.000%, 10/08/29	51,033	42,804
Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/08/28	118,859	112,991
Cornerstone OnDemand, Inc. Term Loan, 8.134%, 1M LIBOR + 3.750%, 10/16/28	219,840	197,307
ECI Macola Max Holdings LLC Term Loan, 8.480%, 3M LIBOR + 3.750%, 11/09/27	192,060	184,618
Epicor Software Corp. Term Loan, 7.634%, 1M LIBOR + 3.250%, 07/30/27	148,481	143,099
Greeneden U.S. Holdings II LLC USD Term Loan B4, 8.384%, 1M LIBOR + 4.000%, 12/01/27	114,105	109,798
Hyland Software, Inc. 1st Lien Term Loan, 7.884%, 1M LIBOR + 3.500%, 07/01/24	144,261	142,497
IGT Holding IV AB USD Term Loan B2, 8.130%, 3M LIBOR + 3.400%, 03/31/28	188,942	185,636
Ivanti Software, Inc. Term Loan B, 9.011%, 3M LIBOR + 4.250%, 12/01/27	286,409	228,769
MedAssets Software Intermediate Holdings, Inc. Term Loan, 8.384%, 1M LIBOR + 4.000%, 12/18/28	110,137	93,479
Mitchell International, Inc. Term Loan B, 8.415%, 3M LIBOR + 3.750%, 10/15/28	256,341	237,243

Software—(Continued)
Navicure, Inc. Term Loan B, 8.384%, 1M LIBOR + 4.000%, 10/22/26	252,850	249,531
Polaris Newco LLC USD Term Loan B, 8.730%, 3M LIBOR + 4.000%, 06/02/28	394,819	361,259
Quest Software U.S. Holdings, Inc. Term Loan, 8.494%, 3M TSFR + 4.250%, 02/01/29	447,078	346,765
Rocket Software, Inc. Term Loan, 8.637%, 1M LIBOR + 4.250%, 11/28/25	268,027	258,423
Sovos Compliance LLC Delayed Draw Term Loan, 8.571%, 1M LIBOR + 4.500%, 08/11/28	9,131	8,426
Term Loan, 8.884%, 1M LIBOR + 4.500%, 08/11/28	52,326	48,283

		3,910,010

Telecommunications—0.1%
CommScope, Inc. Term Loan B, 7.634%, 1M LIBOR + 3.250%, 04/06/26	135,515	128,104
Global Tel*Link Corp. 1st Lien Term Loan, 8.494%, 3M LIBOR + 4.250%, 11/29/25	827,546	720,999
GoTo Group, Inc. Term Loan B, 9.139%, 1M LIBOR + 4.750%, 08/31/27	298,868	193,197

		1,042,300

Transportation—0.1%
Kenan Advantage Group, Inc. Term Loan B1, 8.134%, 1M LIBOR + 3.750%, 03/24/26	264,003	257,875
LaserShip, Inc. Term Loan, 9.230%, 3M LIBOR + 4.500%, 05/07/28	113,615	81,405

		339,280

Total Floating Rate Loans (Cost $30,524,571)		28,331,160

Municipals—2.2%
City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	685,935
Colorado Bridge Enterprise 0.923%, 12/31/23	5,000,000	4,787,537
Curators of the University of Missouri (The) 2.012%, 11/01/27	2,000,000	1,738,461
Golden State Tobacco Securitization Corp. 3.850%, 06/01/50	2,190,000	1,936,256
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	699,451
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	5,501,250
Texas State University System 2.351%, 03/15/26	1,385,000	1,292,122

Total Municipals (Cost $18,026,350)		16,641,012

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—1.5%

Security Description	Shares/ Principal Amount*	Value

Banks — 0.4%
Korea Development Bank (The) 3.375%, 03/12/23	2,700,000	$2,693,028

Electric — 0.1%
Korea Electric Power Corp. 5.375%, 04/06/26 (144A)	800,000	806,295

Sovereign — 1.0%
Colombia Government International Bond 8.125%, 05/21/24 (a)	1,910,000	1,963,938
Dominican Republic International Bond 8.900%, 02/15/23 (144A) (DOP)	82,600,000	1,458,338
Peruvian Government International Bonds 2.783%, 01/23/31 (a)	600,000	496,338
7.350%, 07/21/25 (a)	900,000	943,439
Philippine Government International Bond 4.200%, 01/21/24	600,000	593,401
Romanian Government International Bond 4.875%, 01/22/24 (144A)	2,300,000	2,287,566

		7,743,020

Total Foreign Government (Cost $12,415,430)		11,242,343

Common Stocks—0.2%

Energy Equipment & Services — 0.1%
Weatherford International plc (a)(k)	6,622	337,192

Oil, Gas & Consumable Fuels — 0.1%
QuarterNorth Energy, Inc. (f)	8,038	1,060,220

Retail — 0.0%
KSouth Africa, Ltd./EdCon-A Shares (e) (f) (k)	8,217,950	0
KSouth Africa, Ltd./EdCon-B Shares (e) (f) (k)	817,800	0
KSouth Africa, Ltd./EdCon-Escrow Shares (e) (f) (k)	40,457	0

		0

Total Common Stocks (Cost $1,835,860)		1,397,412

Warrants—0.1%

Oil, Gas & Consumable Fuels—0.1%
QuarterNorth Energy, Inc. Expires 08/05/49 (f) (Cost $0)	2,901	386,511

Short-Term Investments—16.7%

Commercial Paper—0.9%
Toronto-Dominion Bank (The) 2.291%, 02/10/23 (l)	6,900,000	6,865,176

Discount Note—14.6%
Federal Home Loan Bank 2.637%, 01/03/23 (l)	110,580,000	110,580,000

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $8,980,984; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $9,158,787.	8,979,189	8,979,189

Total Short-Term Investments (Cost $126,417,520)		126,424,365

Securities Lending Reinvestments (m)—16.0%

Certificates of Deposit — 2.4%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (b)	1,000,000	1,001,351
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (b)	2,000,000	2,000,036
4.810%, SOFR + 0.510%, 03/15/23 (b)	2,000,000	2,000,840
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (b)	1,000,000	1,000,066
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (b)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (b)	2,000,000	2,000,000
4.830%, SOFR + 0.530%, 02/01/23 (b)	2,000,000	2,000,418
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (b)	2,000,000	2,000,789
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (b)	1,000,000	1,001,518
Sumitomo Mitsui Trust Bank, Ltd. 4.850%, SOFR + 0.550%, 03/07/23 (b)	2,000,000	2,000,556
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (b)	2,000,000	2,000,000

		18,005,645

Commercial Paper—1.2%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (b)	2,000,000	2,000,506
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (b)	2,000,000	2,002,724
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (b)	3,000,000	3,000,810
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (b)	2,000,000	2,000,000

		9,004,040

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—7.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $4,017,967; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $4,080,000.	4,000,000	$4,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $6,121,907; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $6,246,791.	6,118,984	6,118,984
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $10,004,800; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $10,238,692.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $10,008,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $10,223,782.	10,000,000	10,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $4,003,461; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $4,355,314.	4,000,000	4,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $2,009,042; collateralized by various Common Stock with an aggregate market value of $2,222,509.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $2,000,976; collateralized by various Common Stock with an aggregate market value of $2,225,694.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $6,803,332; collateralized by various Common Stock with an aggregate market value of $7,568,016.	6,800,000	6,800,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,301,117; collateralized by various Common Stock with an aggregate market value of $1,447,149.	1,300,000	1,300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $3,001,466; collateralized by various Common Stock with an aggregate market value of $3,353,929.	3,000,000	3,000,000

		53,218,984

Time Deposit — 0.6%
Canadian Imperial Bank London 4.250%, 01/03/23	5,000,000	5,000,000

Mutual Funds — 4.8%
Allspring Government Money Market Fund, Select Class 4.090% (n)	2,005,958	2,005,958
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (n)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (n)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (n)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (n)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (n)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (n)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (n)	10,000,000	10,000,000

		36,005,958

Total Securities Lending Reinvestments (Cost $121,224,987)		121,234,627

Total Investments—115.1% (Cost $913,496,711)		869,806,084
Unfunded Loan Commitments—(0.0)% (Cost $(65,601))		(65,601)
Net Investments—115.1% (Cost $913,431,110)		869,740,483
Other assets and liabilities (net)—(15.1)%		(114,090,954)

Net Assets — 100.0%		$755,649,529

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $132,517,776 and the collateral received consisted of cash in the amount of $121,224,997 and non-cash collateral with a value of $15,191,814. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.3% of net assets.
(g)	Principal amount of security is adjusted for inflation.

(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $2,415,137.
(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	The rate shown represents current yield to maturity.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $179,694,235, which is 23.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	$313,720	$313,720	$0
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13-12/31/18	712,186	1,372,248	0

				$0

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
EUR	27,486,897	JPMC	05/30/23	USD	29,305,431	$(397,349)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/23	835	USD	171,240,235	$87,171

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/22/23	(198)	USD	(22,234,781)	219,385
U.S. Treasury Note 5 Year Futures	03/31/23	(254)	USD	(27,414,141)	90,036

Net Unrealized Appreciation					$396,592

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation) (1)
Receive	1M SOFR	Quarterly	03/20/23	MSIP	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	USD 1,220,000	$(37,023)	$—	$(37,023)
Receive	1M SOFR	Monthly	06/20/23	MSIP	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	USD 2,625,000	(18,627)	—	(18,627)
Receive	1M SOFR	Quarterly	06/20/23	MSIP	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	USD 2,625,000	(2,221)	—	(2,221)

Totals							$(57,871)	$—	$(57,871)

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.38	(1.000%)	Quarterly	12/20/27	2.388%	USD	4,210,000	$246,089	$334,016	$(87,927)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	9,700,000	(56,655)	199,909	(256,564)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	1,900,000	(11,097)	16,784	(27,881)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	1,900,000	(11,097)	17,830	(28,927)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	2,300,000	(13,434)	39,328	(52,762)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	1,130,000	(6,600)	(2,676)	(3,924)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	1,900,000	(11,097)	1,173	(12,270)
CDX.NA.HY.39	(5.000%)	Quarterly	12/20/27	2.766%	USD	1,900,000	(11,097)	(30,211)	19,114

Totals							$125,012	$576,153	$(451,141)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	2.766%	USD	8,100,000	$169,986	$(211,409)	$381,395
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	2.766%	USD	4,500,000	94,436	(162,599)	257,035

Totals							$264,422	$(374,008)	$638,430

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Avon Products, Inc. 6.150%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	0.714%	USD	950,000	$(8,933)	$(5,923)	$(3,010)
Avon Products, Inc. 6.150%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	0.714%	USD	950,000	(8,933)	(5,916)	(3,017)

Totals								$(17,866)	$(11,839)	$(6,027)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Air-France KLM S.A. 1.875% due 01/16/25	5.000%	Quarterly	06/20/26	JPMC	6.646%	EUR	760,000	$(37,728)	$9,609	$(47,337)
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	06/20/27	CBNA	16.309%	USD	1,985,000	(766,164)	(322,058)	(444,106)
Mexico Government International Bond 4.150%, due 03/28/27	1.000%	Quarterly	06/20/26	CBNA	0.961%	USD	2,500,000	3,111	5,050	(1,939)

Totals								$(800,781)	$(307,399)	$(493,382)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation(e)	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bespoke Kenai 0-5% CDX Tranche	0.000%	Quarterly	12/20/23	CBNA	46.250%	USD	2,100,000	$(756,337)	$(310,765)	$(445,572)
Bespoke Rotorua 0-5% CDX Tranche	0.000%	Quarterly	12/20/23	CBNA	44.750%	USD	2,800,000	(983,323)	(419,617)	(563,706)
Bespoke Rotorua 5-10% CDX Tranche	3.600%	Quarterly	12/20/23	CBNA	5.054%	USD	1,800,000	(24,645)	—	(24,645)

Totals								$(1,764,305)	$(730,382)	$(1,033,923)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(e)	Represents a custom index comprised of a basket of underlying issues.
(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(JPMC)—	JPMorganChase Bank N.A.
(MSIP)—	MorganStanley & Co. International plc

Currencies

(DOP)—	Dominican Peso
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations—(Continued)

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation

(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company

(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$6,447,384	$—	$6,447,384
Agriculture	—	3,123,011	—	3,123,011
Airlines	—	5,784,565	—	5,784,565
Banks	—	111,555,447	—	111,555,447
Beverages	—	2,731,172	—	2,731,172
Biotechnology	—	1,485,403	—	1,485,403
Commercial Services	—	562,787	—	562,787
Cosmetics/Personal Care	—	1,733,138	—	1,733,138
Diversified Financial Services	—	837,775	—	837,775
Electric	—	19,378,906	—	19,378,906
Electronics	—	1,227,605	—	1,227,605
Food Products	—	400,996	—	400,996
Healthcare-Products	—	903,240	—	903,240
Healthcare-Services	—	5,459,900	—	5,459,900
Insurance	—	8,150,529	—	8,150,529
Internet	—	7,645,361	—	7,645,361
Leisure Time	—	706,923	—	706,923
Lodging	—	2,748,831	—	2,748,831
Media	—	10,670,584	—	10,670,584
Miscellaneous Manufacturing	—	1,646,631	—	1,646,631
Multi-National	—	1,219,166	—	1,219,166
Oil & Gas	—	12,772,257	—	12,772,257
Oil & Gas Services	—	12,241	—	12,241
Packaging & Containers	—	746,532	—	746,532
Pharmaceuticals	—	7,419,272	—	7,419,272
Pipelines	—	11,954,593	—	11,954,593
Real Estate	—	607,094	—	607,094
Real Estate Investment Trusts	—	1,092,689	—	1,092,689
Retail	—	52,889	0	52,889
Semiconductors	—	2,946,464	—	2,946,464
Software	—	892,484	—	892,484
Telecommunications	—	5,304,945	—	5,304,945

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trucking & Leasing	$—	$557,586	$—	$557,586
Total Corporate Bonds & Notes	—	238,778,400	0	238,778,400
Total U.S. Treasury & Government Agencies*	—	195,404,652	—	195,404,652
Total Asset-Backed Securities*	—	83,203,121	—	83,203,121
Total Mortgage-Backed Securities*	—	46,762,481	—	46,762,481
Floating Rate Loans
Aerospace/Defense	—	395,430	—	395,430
Airlines	—	900,313	—	900,313
Auto Manufacturers	—	72,945	—	72,945
Auto Parts & Equipment	—	682,003	—	682,003
Beverages	—	938,046	—	938,046
Chemicals	—	1,494,789	—	1,494,789
Commercial Services	—	1,415,192	—	1,415,192
Computers	—	806,356	—	806,356
Diversified Financial Services	—	1,259,692	—	1,259,692
Engineering & Construction	—	166,360	—	166,360
Entertainment	—	967,955	—	967,955
Environmental Control	—	110,958	—	110,958
Food	—	82,890	—	82,890
Healthcare-Products	—	122,854	—	122,854
Healthcare-Services	—	954,969	—	954,969
Home Furnishings (Less Unfunded Loan Commitments of $12,870)	—	370,639	—	370,639
Housewares	—	92,571	—	92,571
Insurance	—	2,704,072	—	2,704,072
Internet	—	293,231	—	293,231
Leisure Time	—	204,033	—	204,033
Lodging	—	227,513	—	227,513
Machinery-Diversified	—	556,218	—	556,218
Media	—	1,393,494	—	1,393,494
Metal Fabricate/Hardware	—	711,069	—	711,069
Mining	—	243,043	—	243,043
Office/Business Equipment	—	409,812	—	409,812
Oil & Gas	—	359,695	—	359,695
Oil & Gas Services	—	—	641,557	641,557
Packaging & Containers	—	188,800	—	188,800
Pharmaceuticals	—	1,866,064	—	1,866,064
Real Estate	—	295,923	—	295,923
Retail	—	2,098,214	—	2,098,214
Software (Less Unfunded Loan Commitments of $52,731)	—	3,857,279	—	3,857,279
Telecommunications	—	1,042,300	—	1,042,300
Transportation	—	339,280	—	339,280
Total Floating Rate Loans (Less Unfunded Loan Commitments of $65,601)	—	27,624,002	641,557	28,265,559
Total Municipals*	—	16,641,012	—	16,641,012
Total Foreign Government*	—	11,242,343	—	11,242,343
Common Stocks
Energy Equipment & Services	337,192	—	—	337,192
Oil, Gas & Consumable Fuels	—	1,060,220	—	1,060,220
Retail	—	—	0	0
Total Common Stocks	337,192	1,060,220	0	1,397,412
Total Warrants*	—	386,511	—	386,511
Total Short-Term Investments*	—	126,424,365	—	126,424,365
Securities Lending Reinvestments
Certificates of Deposit	—	18,005,645	—	18,005,645
Commercial Paper	—	9,004,040	—	9,004,040

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$—	$53,218,984	$—	$53,218,984
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	36,005,958	—	—	36,005,958
Total Securities Lending Reinvestments	36,005,958	85,228,669	—	121,234,627
Total Net Investments	$36,343,150	$832,755,776	$641,557	$869,740,483

Collateral for Securities Loaned (Liability)	$—	$(121,224,997)	$—	$(121,224,997)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(397,349)	$—	$(397,349)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$396,592	$—	$—	$396,592
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$657,544	$—	$657,544
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(470,255)	—	(470,255)
Total Centrally Cleared Swap Contracts	$—	$187,289	$—	$187,289
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,111	$—	$3,111
OTC Swap Contracts at Value (Liabilities)	—	(2,643,934)	—	(2,643,934)
Total OTC Swap Contracts	$—	$(2,640,823)	$—	$(2,640,823)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)(b)(c)	$869,740,483
Cash	162,537
Cash denominated in foreign currencies (d)	562,561
Cash collateral (e)	3,605,711
OTC swap contracts at market value (f)	3,111
Receivable for:
Investments sold	1,354,573
Fund shares sold	95,269
Dividends and interest	5,121,684
Interest on OTC swap contracts	34,697
Variation margin on centrally cleared swap contracts	294,403
Prepaid expenses	3,101

Total Assets	880,978,130
Liabilities
OTC swap contracts at market value (g)	2,643,934
Unrealized depreciation on forward foreign currency exchange contracts	397,349
Collateral for securities loaned	121,224,997
Payables for:
Investments purchased	27,642
Fund shares redeemed	301,250
Variation margin on futures contracts	38,992
Interest on OTC swap contracts	3,167
Accrued Expenses:
Management fees	267,562
Distribution and service fees	48,262
Deferred trustees’ fees	149,475
Other expenses	225,971

Total Liabilities	125,328,601

Net Assets	$755,649,529

Net Assets Consist of:
Paid in surplus	$913,957,381
Distributable earnings (Accumulated losses)	(158,307,852)

Net Assets	$755,649,529

Net Assets
Class A	$529,266,873
Class B	226,382,656
Capital Shares Outstanding*
Class A	61,418,636
Class B	26,418,535
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.62
Class B	8.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $913,431,110.
(b)	Includes securities loaned at value of $132,517,776.
(c)	Investments at value is net of unfunded loan commitments of $65,601.
(d)	Identified cost of cash denominated in foreign currencies was $571,715.
(e)	Includes collateral of $938,658 for futures contracts and $2,667,053 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $5,050.
(g)	Net premium received on OTC swap contracts was $1,054,670.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$67,798
Interest	19,289,925
Securities lending income	139,468

Total investment income	19,497,191
Expenses
Management fees	4,249,322
Administration fees	55,552
Custodian and accounting fees	238,262
Distribution and service fees—Class B	617,366
Audit and tax services	101,004
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	31,268
Insurance	7,118
Miscellaneous	15,071

Total expenses	5,369,617
Less management fee waiver	(749,167)

Net expenses	4,620,450

Net Investment Income	14,876,741

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(24,243,361)
Purchased options	(62,684)
Futures contracts	(1,990,522)
Swap contracts	522,428
Foreign currency transactions	(668,318)
Forward foreign currency transactions	2,673,347

Net realized gain (loss)	(23,769,110)

Net change in unrealized appreciation (depreciation) on:
Investments	(35,249,598)
Purchased options	20,064
Futures contracts	1,363,725
Swap contracts	(1,490,073)
Foreign currency transactions	37,290
Forward foreign currency transactions	(96,501)

Net change in unrealized appreciation (depreciation)	(35,415,093)

Net realized and unrealized gain (loss)	(59,184,203)

Net Increase (Decrease) in Net Assets From Operations	$(44,307,462)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,876,741	$9,502,320
Net realized gain (loss)	(23,769,110)	8,580,560
Net change in unrealized appreciation (depreciation)	(35,415,093)	(12,865,292)

Increase (decrease) in net assets from operations	(44,307,462)	5,217,588

From Distributions to Shareholders
Class A	(17,918,174)	(15,360,392)
Class B	(6,718,550)	(5,169,146)

Total distributions	(24,636,724)	(20,529,538)

Increase (decrease) in net assets from capital share transactions	(170,279,722)	40,339,249

Total increase (decrease) in net assets	(239,223,908)	25,027,299

Net Assets
Beginning of period	994,873,437	969,846,138

End of period	$755,649,529	$994,873,437

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	11,247	$97,276	2,385,743	$22,593,228
Reinvestments	2,090,802	17,918,174	1,648,110	15,360,392
Redemptions	(17,710,718)	(156,470,929)	(2,168,981)	(20,280,204)

Net increase (decrease)	(15,608,669)	$(138,455,479)	1,864,872	$17,673,416

Class B
Sales	3,222,408	$28,460,272	8,149,278	$76,336,803
Reinvestments	786,716	6,718,550	557,020	5,169,146
Redemptions	(7,629,923)	(67,003,065)	(6,290,365)	(58,840,116)

Net increase (decrease)	(3,620,799)	$(31,824,243)	2,415,933	$22,665,833

Increase (decrease) derived from capital shares transactions		$(170,279,722)		$40,339,249

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.31	$9.45	$9.59	$9.49	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.10	0.17	0.29	0.29
Net realized and unrealized gain (loss)	(0.58)	(0.04)	0.05	0.16	(0.22)

Total income (loss) from investment operations	(0.42)	0.06	0.22	0.45	0.07

Less Distributions
Distributions from net investment income	(0.27)	(0.20)	(0.36)	(0.35)	(0.20)

Total distributions	(0.27)	(0.20)	(0.36)	(0.35)	(0.20)

Net Asset Value, End of Period	$8.62	$9.31	$9.45	$9.59	$9.49

Total Return (%) (b)	(4.54)	0.62	2.40	4.77	0.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.56	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.47	0.46	0.49	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	1.82	1.01	1.87	3.03	3.00
Portfolio turnover rate (%)	56 (d)	78 (d)	103 (d)	49 (d)	48 (d)
Net assets, end of period (in millions)	$529.3	$716.9	$710.3	$728.0	$731.6

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.25	$9.40	$9.54	$9.44	$9.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.07	0.15	0.26	0.26
Net realized and unrealized gain (loss)	(0.58)	(0.04)	0.04	0.16	(0.21)

Total income (loss) from investment operations	(0.44)	0.03	0.19	0.42	0.05

Less Distributions
Distributions from net investment income	(0.24)	(0.18)	(0.33)	(0.32)	(0.17)

Total distributions	(0.24)	(0.18)	(0.33)	(0.32)	(0.17)

Net Asset Value, End of Period	$8.57	$9.25	$9.40	$9.54	$9.44

Total Return (%) (b)	(4.74)	0.28	2.12	4.52 (e)	0.54 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.81	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.72	0.71	0.74	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.58	0.76	1.62	2.78	2.75
Portfolio turnover rate (%)	56 (d)	78 (d)	103 (d)	49 (d)	48 (d)
Net assets, end of period (in millions)	$226.4	$278.0	$259.6	$272.7	$267.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)

Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(d)

Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49%, 50%, 71%, 45%, and 42% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)

Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2022, the Portfolio had open unfunded loan commitments of $65,601. At December 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $8,979,189. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $53,218,984. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(303,858)	$—	$—	$—	$(303,858)
Corporate Bonds & Notes	(66,021,559)	—	—	—	(66,021,559)
Foreign Government	(2,479,892)	—	—	—	(2,479,892)
U.S. Treasury & Government Agencies	(52,419,688)	—	—	—	(52,419,688)
Total Borrowings	$(121,224,997)	$—	$—	$—	$(121,224,997)
Gross amount of recognized liabilities for securities lending transactions					$(121,224,997)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)(b)	$396,592
Credit	OTC swap contracts at market value (c)	3,111	OTC swap contracts at market value (c)	$2,643,934
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	657,544	Unrealized depreciation on centrally cleared swap contracts (b) (d)	470,255
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	397,349

Total		$1,057,247		$3,511,538

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financialinstrument not subject to a master netting agreement.
(c)	ExcludesOTC swap interest receivable of $34,697 and OTC swap interest payable of $3,167.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$3,111	$(3,111)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$2,548,335	$(3,111)	$(2,320,000)	$225,224
JPMorgan Chase Bank N.A.	435,077	—	(347,053)	88,024
Morgan Stanley & Co. International plc	57,871	—	—	57,871

	$3,041,283	$(3,111)	$(2,667,053)	$371,119

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(42,423)	$(20,261)	$(62,684)
Forward foreign currency transactions	—	—	2,673,347	2,673,347
Futures contracts	(1,990,522)	—	—	(1,990,522)
Swap contracts	—	(584,205)	1,106,633	522,428

	$(1,990,522)	$(626,628)	$3,759,719	$1,142,569

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Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$—	$20,064	$20,064
Forward foreign currency transactions	—	—	(96,501)	(96,501)
Futures contracts	1,363,725	—	—	1,363,725
Swap contracts	—	(1,110,335)	(379,738)	(1,490,073)

	$1,363,725	$(1,110,335)	$(456,175)	$(202,785)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$8,830,191
Forward foreign currency transactions	35,275,436
Futures contracts long	185,274,418
Futures contracts short	(60,781,134)
Swap contracts	73,285,892

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$301,021,633	$153,859,930	$485,600,511	$258,622,083

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$64,427,427	$85,149,249

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$4,249,322	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2022 to April 30, 2023, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust also subadvised by the Subadviser. An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

BHFTI-38

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$919,126,329

Gross unrealized appreciation	834,931
Gross unrealized (depreciation)	(50,220,777)

Net unrealized appreciation (depreciation)	$(49,385,846)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,636,724	$20,529,538	$—	$—	$24,636,724	$20,529,538

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$26,679,010	$—	$(49,384,499)	$(135,452,884)	$(158,158,373)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $27,739,280 and accumulated long-term capital losses of $107,713,604.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-40

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Franklin Low Duration Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-43

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-44

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-45

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-46

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, below the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-47

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -4.42% and -4.63%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.¹, returned -22.07%.

MARKET ENVIRONMENT / CONDITIONS

Just as it seemed prospects were improving for the global economy as it began emerging from the worst of the pandemic slowdown, Russia invaded Ukraine in February 2022. The dominant themes of the year—high inflation, tighter monetary policy, rising bond yields, a stronger U.S. dollar, and increasing concerns about global growth—became overshadowed, and in some instances exacerbated, by the war.

As the worst of the pandemic effects on the global economy ebbed and inflation started rising sharply during 2022, central bank focus turned to taming inflation. The U.S. Federal Reserve raised the federal funds target rate range a total of 425 basis points (“bps”) from the zero lower bound. The European Central Bank raised its policy rate a total of 250 bps. The Bank of Japan left rates unchanged all year but widened the band around its 10-year government bond yield target in December.

In financial markets, a growing realization over the course of the year that central banks were committed to bringing inflation down toward target ranges, even at the expense of short-term growth considerations, prompted sovereign bond yields across most of the world to increase. The U.S. dollar strengthened over the period, partly on repeated upward reassessments of the terminal federal funds rate for this cycle. The final months of the year, however, generally saw these trends begin to roll over, and both bond yields and the U.S. dollar closed 2022 well off their peaks but also still well above where they started the year. The 10-year U.S. Treasury yield surged 273 bps to 4.24% during October before falling back to 3.88% at year-end. In Europe, the yield on the 10-year German Bund increased from -0.18% at year-end 2021 to end 2022 at 2.57%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark, the FTSE WGBI ex-U.S. Index, primarily due to interest rate strategies and currency positions. The Portfolio maintained duration exposures primarily in select emerging markets (“EM”). A lack of duration exposures in the euro area contributed to relative performance, as did underweight duration exposures in the United Kingdom (“U.K.”) and Japan. Overweight duration exposures in Argentina and Brazil also contributed to relative results, while out-of-benchmark duration exposure in the U.S. detracted. Among currencies, tactical positioning in the Japanese yen contributed to relative performance, as did the Portfolio’s underweight exposure to the euro. However, overweight positions in the Argentine peso, Colombian peso, Indonesian rupiah, South Korean won, Indian rupee and Ghanaian cedi detracted from relative results.

During the reporting period, the Portfolio’s negative absolute performance was primarily due to currency positions. Interest rate strategies contributed to absolute results. Among currencies, positions in the South Korean won, Indonesian rupiah, Chinese yuan, Indian rupee, Argentine peso, Colombian peso and Ghanaian cedi detracted from absolute performance, while the Portfolio’s position in the Japanese yen contributed. Net-negative positioning in the euro earlier in the period also contributed to absolute return. Duration exposures in Argentina and Brazil contributed to absolute results, while duration exposure in the U.S. detracted.

During the reporting period, foreign exchange forwards were used to actively manage currencies for both hedging and investment exposure purposes. These derivatives were used specifically as follows: to gain additional currency exposure in specific countries in which we also held local-currency denominated securities, such as Japan, Norway, South Korea and India (positions that were long the Japanese yen contributed, while positions that were long the South Korean won and Indian rupee detracted); to gain negative exposure to specific currencies, such as the euro (positions that were short the euro contributed); to gain positive exposure to specific currencies, such as the Chinese yuan, New Zealand dollar and Chilean peso (positions that were long the Chinese yuan detracted); and to hedge currency exposure to local-currency denominated bonds, such as those in Mexico.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The FTSE World Government Bond Index ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	–4.42	–2.48	–1.23
Class B	–4.63	–2.73	–1.48
FTSE World Government Bond Index ex-U.S.	–22.07	–4.21	–2.27

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Countries
% of Net Assets
South Korea	19.3
United States	17.3
Japan	11.5
Brazil	10.0
Indonesia	7.9
Colombia	4.6
Singapore	4.6
Norway	4.5
India	4.4
Thailand	3.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.71%	$1,000.00	$1,013.40	$3.60
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,012.30	$4.87
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—72.2% of Net Assets

Security Description	Principal Amount*	Value

Brazil—10.0%
Brazil Letras do Tesouro Nacional
Zero Coupon, 07/01/24 (BRL)	56,830,000	$8,974,388
Zero Coupon, 01/01/25 (BRL)	225,060,000	33,558,674
Brazil Notas do Tesouro Nacional
10.000%, 01/01/27 (BRL)	91,060,000	15,852,572
10.000%, 01/01/31 (BRL)	15,490,000	2,563,940

		60,949,574

Colombia—4.6%
Colombian TES
5.750%, 11/03/27 (COP)	14,348,000,000	2,238,567
6.000%, 04/28/28 (COP)	10,513,000,000	1,617,958
6.250%, 11/26/25 (COP)	20,549,000,000	3,626,038
6.250%, 07/09/36 (COP)	2,495,000,000	296,020
7.000%, 03/26/31 (COP)	9,039,100,000	1,315,216
7.000%, 06/30/32 (COP)	19,600,000,000	2,746,163
7.500%, 08/26/26 (COP)	18,459,100,000	3,250,878
7.750%, 09/18/30 (COP)	54,694,100,000	8,473,031
10.000%, 07/24/24 (COP)	22,869,800,000	4,593,707

		28,157,578

Ghana—0.6%
Ghana Government Bonds
16.500%, 02/06/23 (GHS)	16,820,000	1,618,265
17.700%, 03/18/24 (GHS)	1,450,000	112,732
18.300%, 03/02/26 (GHS)	810,000	46,370
18.850%, 09/28/23 (GHS)	5,300,000	454,256
19.000%, 09/18/23 (GHS)	680,000	58,631
19.250%, 11/27/23 (GHS)	1,820,000	152,038
19.250%, 12/18/23 (GHS)	130,000	10,759
19.750%, 03/15/32 (GHS)	18,788,000	762,016
20.750%, 01/16/23 (GHS)	150,000	14,626
Ghana Treasury Notes
17.250%, 07/31/23 (GHS)	320,000	28,045
17.600%, 02/20/23 (GHS)	4,457,000	425,852
18.500%, 01/02/23 (GHS)	90,000	8,824

		3,692,414

India—4.4%
India Government Bonds
5.150%, 11/09/25 (INR)	139,600,000	1,601,443
6.790%, 05/15/27 (INR)	1,478,610,000	17,563,521
7.270%, 04/08/26 (INR)	94,000,000	1,136,976
7.590%, 01/11/26 (INR)	552,000,000	6,736,362

		27,038,302

Indonesia—7.9%
Indonesia Treasury Bonds
5.500%, 04/15/26 (IDR)	284,920,000,000	17,927,036
5.625%, 05/15/23 (IDR)	37,968,000,000	2,442,586
6.500%, 06/15/25 (IDR)	5,160,000,000	334,268
8.375%, 03/15/24 (IDR)	296,213,000,000	19,647,905
10.000%, 09/15/24 (IDR)	122,770,000,000	8,161,423

		48,513,218

Japan—11.5%
Japan Treasury Bills
Zero Coupon, 01/25/23 (JPY) (a)	1,101,000,000	$8,390,088
Zero Coupon, 02/27/23 (JPY) (a)	2,644,900,000	20,158,572
Zero Coupon, 05/10/23 (JPY) (a)	2,651,000,000	20,210,004
Zero Coupon, 09/20/23 (JPY) (a)	2,814,500,000	21,459,161

		70,217,825

Mexico—1.7%
Mexico Bonos
7.500%, 05/26/33 (MXN)	180,800,000	8,490,997
8.500%, 05/31/29 (MXN)	41,400,000	2,065,719

		10,556,716

Norway—4.5%
Norway Government Bonds
1.500%, 02/19/26 (144A) (NOK)	20,165,000	1,962,449
1.750%, 03/13/25 (144A) (NOK)	33,998,000	3,371,274
2.000%, 05/24/23 (144A) (NOK)	119,955,000	12,190,331
3.000%, 03/14/24 (144A) (NOK)	100,903,000	10,281,048

		27,805,102

Singapore—4.6%
Singapore Treasury Bill
0.719%, 01/24/23 (SGD) (a)	11,940,000	8,891,635
3.917%, 05/30/23 (SGD) (a)	26,090,000	19,137,854

		28,029,489

South Korea—19.3%
Korea Monetary Stabilization Bond 0.905%, 04/02/23 (KRW)	34,690,000,000	27,257,121
Korea Treasury Bonds
0.875%, 12/10/23 (KRW)	27,639,000,000	21,273,347
1.125%, 06/10/24 (KRW)	7,685,000,000	5,857,023
2.375%, 03/10/27 (KRW)	18,568,000,000	13,879,240
3.125%, 09/10/27 (KRW)	65,573,000,000	50,460,453

		118,727,184

Thailand—3.1%
Bank of Thailand Bond
0.660%, 11/22/23 (THB)	113,580,000	3,260,639
Thailand Government Bonds
0.750%, 09/17/24 (THB)	319,810,000	9,121,554
1.000%, 06/17/27 (THB)	244,740,000	6,781,634

		19,163,827

Total Foreign Government (Cost $493,126,221)		442,851,229

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—15.7%

Security Description	Principal Amount*	Value

U.S. Treasury—15.7%
U.S. Treasury Notes
1.500%, 09/30/24 (b)	33,000,000	$31,335,820
1.500%, 10/31/24	15,650,000	14,827,764
1.750%, 12/31/24	52,891,000	50,205,129

Total U.S. Treasury & Government Agencies (Cost $99,479,666)		96,368,713

Short-Term Investments—10.3%

Repurchase Agreement—8.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $53,606,001; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $54,667,246.	53,595,282	53,595,282

U.S. Treasury—1.6%
U.S. Treasury Bill 3.167%, 01/12/23 (a) (b)	10,000,000	9,991,319

Total Short-Term Investments (Cost $63,585,604)		63,586,601

Total Investments—98.2% (Cost $656,191,491)		602,806,543
Other assets and liabilities (net)—1.8%		10,852,981

Net Assets—100.0%		$613,659,524

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $36,933,006 and the collateral received consisted of non-cash collateral with a value of $37,844,240. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $27,805,102, which is 4.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	5,417,000	DBAG	02/03/23	USD	4,024,607	$(23,274)
CAD	15,930,000	DBAG	02/03/23	USD	11,929,725	(162,838)
CAD	5,212,000	HSBC	02/03/23	USD	3,883,350	(33,444)
CAD	5,212,000	HSBC	02/03/23	USD	3,874,690	(24,783)
CAD	510,000	MSCS	03/15/23	USD	378,875	(2,002)
CLP	1,499,360,000	GSBU	01/20/23	USD	1,558,586	206,474
CLP	1,631,447,676	JPMC	01/24/23	USD	1,653,355	266,572
CLP	2,691,900,000	JPMC	02/09/23	USD	3,006,198	156,754
CLP	1,631,452,324	JPMC	02/15/23	USD	1,896,266	18,772
CLP	3,442,291,280	GSBU	02/21/23	USD	3,767,007	269,637
CLP	2,697,170,000	MSCS	02/21/23	USD	2,947,244	215,625
CLP	973,750,000	GSBU	03/07/23	USD	1,152,913	(13,680)
CLP	4,680,680,527	GSBU	03/15/23	USD	5,215,243	253,126
CLP	721,613,030	GSBU	07/26/23	USD	721,613	106,549
CLP	992,448,360	GSBU	07/26/23	USD	994,437	144,551
CNH	55,783,810	CBNA	01/11/23	USD	8,323,085	(257,564)
CNH	97,879,210	BOA	03/07/23	USD	14,195,679	15,615
CNH	52,239,590	JPMC	03/15/23	USD	7,569,310	20,105
CNH	56,822,730	CBNA	06/07/23	USD	8,256,597	50,560
EUR	1,140,000	BBP	01/25/23	USD	1,186,514	35,511
EUR	2,985,000	BBP	01/25/23	USD	3,112,788	86,989
EUR	3,622,000	BBP	01/25/23	USD	3,823,408	59,202
EUR	10,179,000	DBAG	01/25/23	USD	10,755,773	155,628
EUR	829,000	MSCS	02/06/23	USD	875,339	14,000
INR	102,619,900	HSBC	01/11/23	USD	1,273,769	(33,836)
INR	113,234,200	JPMC	01/11/23	USD	1,373,135	(4,953)
INR	63,624,900	CBNA	03/15/23	USD	758,432	7,529

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	85,052,900	CBNA	03/15/23	USD	1,026,341	$(2,415)
INR	102,523,300	CBNA	03/15/23	USD	1,237,158	(2,911)
INR	87,540,800	JPMC	03/15/23	USD	1,056,235	(2,358)
INR	768,000,000	HSBC	03/23/23	USD	9,506,715	(265,979)
INR	227,293,700	JPMC	06/14/23	USD	2,715,089	5,743
JPY	1,508,625,880	BOA	02/22/23	USD	10,920,202	648,625
JPY	750,210,940	BNP	03/15/23	USD	5,354,439	415,483
JPY	2,667,975,460	BOA	03/15/23	USD	19,049,144	1,470,430
JPY	1,328,000,000	GSBU	03/15/23	USD	9,147,499	1,066,236
JPY	1,816,000,000	GSBU	03/15/23	USD	12,506,482	1,460,492
JPY	787,664,730	JPMC	03/15/23	USD	5,621,920	436,061
JPY	3,472,722,990	DBAG	06/15/23	USD	25,890,745	1,174,941
KRW	2,815,700,000	CBNA	01/25/23	USD	2,159,942	67,676
KRW	24,890,000,000	DBAG	03/15/23	USD	19,101,339	620,192
NZD	4,480,000	BOA	03/15/23	USD	2,692,704	153,909
NZD	5,280,000	CBNA	03/15/23	USD	3,381,972	(27,035)
NZD	20,030,000	JPMC	03/15/23	USD	12,050,549	676,607

Contracts to Deliver
EUR	7,747,000	BBP	01/25/23	USD	7,682,545	(621,868)
EUR	5,453,000	DBAG	01/25/23	USD	5,995,137	149,782
EUR	4,726,000	DBAG	01/25/23	USD	5,222,159	156,113
EUR	8,349,000	MSCS	02/06/23	USD	8,625,035	(331,651)
EUR	3,635,000	BBP	04/25/23	USD	4,037,376	117,227
EUR	10,129,000	DBAG	04/25/23	USD	10,098,350	(825,225)

Cross Currency Contracts to Buy
CAD	10,423,699	HSBC	02/03/23	EUR	7,872,260	(744,014)
CAD	21,347,000	DBAG	02/03/23	EUR	15,758,314	(1,133,786)
CAD	1,289,781	MSCS	03/15/23	EUR	962,286	(81,915)
CAD	3,260,000	CBNA	03/15/23	EUR	2,419,298	(193,127)
CAD	9,729,000	BOA	03/15/23	EUR	7,221,699	(578,139)
CAD	8,014,154	HSBC	05/03/23	EUR	5,889,902	(429,244)
EUR	2,963,281	DBAG	01/19/23	SEK	31,352,065	168,113
EUR	2,033,719	DBAG	01/19/23	SEK	21,459,825	120,873
EUR	11,511,363	DBAG	02/03/23	CAD	15,930,000	579,937
EUR	3,687,614	HSBC	02/03/23	CAD	5,211,850	105,454
EUR	3,827,241	DBAG	02/03/23	CAD	5,417,000	103,678
EUR	3,683,632	HSBC	02/03/23	CAD	5,211,850	101,183
EUR	1,355,619	JPMC	02/13/23	SEK	14,250,000	86,313
EUR	359,158	MSCS	03/15/23	CAD	510,000	9,432
NOK	243,300,200	MSCS	01/27/23	EUR	23,372,114	(199,652)
SEK	26,395,500	DBAG	01/19/23	EUR	2,479,475	(125,109)
SEK	26,416,390	DBAG	01/19/23	EUR	2,531,348	(178,689)
SEK	14,250,000	JPMC	02/13/23	EUR	1,364,242	(95,568)

Net Unrealized Appreciation						$5,582,640

Securities in the amount of $2,058,613 and cash in the amount of $3,030,000 have been received at the custodian bank and held as collateral for forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations—(Continued)

Currencies

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$442,851,229	$—	$442,851,229
Total U.S. Treasury & Government Agencies*	—	96,368,713	—	96,368,713
Total Short-Term Investments*	—	63,586,601	—	63,586,601
Total Investments	$—	$602,806,543	$—	$602,806,543

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,977,699	$—	$11,977,699
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,395,059)	—	(6,395,059)
Total Forward Contracts	$—	$5,582,640	$—	$5,582,640

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$602,806,543
Cash denominated in foreign currencies (c)	4,105
Cash collateral for forward foreign currency exchange contracts	2,820,000
Unrealized appreciation on forward foreign currency exchange contracts	11,977,699
Receivable for:
Fund shares sold	89,637
Dividends and interest	5,561,900
Prepaid expenses	2,263

Total Assets	623,262,147
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,395,059
Payables for:
Investments purchased	785,078
Fund shares redeemed	1,416,096
Foreign taxes	180,376
Accrued Expenses:
Management fees	313,204
Distribution and service fees	7,138
Deferred trustees’ fees	163,275
Other expenses	342,397

Total Liabilities	9,602,623

Net Assets	$613,659,524

Net Assets Consist of:
Paid in surplus	$762,638,089
Distributable earnings (Accumulated losses) (d)	(148,978,565)

Net Assets	$613,659,524

Net Assets
Class A	$579,586,231
Class B	34,073,293
Capital Shares Outstanding*
Class A	76,538,622
Class B	4,596,738
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.57
Class B	7.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, was $656,191,491.
(b)	Includes securities loaned at value of $36,933,006.
(c)	Identified cost of cash denominated in foreign currencies was $4,277.
(d)	Includes foreign capital gains tax of $180,376.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest (a)	$9,788,451
Securities lending income	12,060

Total investment income	9,800,511
Expenses
Management fees	4,284,864
Administration fees	50,683
Custodian and accounting fees	473,085
Distribution and service fees—Class B	91,265
Audit and tax services	87,952
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	25,903
Insurance	6,346
Miscellaneous	39,266

Total expenses	5,114,019

Net Investment Income	4,686,492

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(95,298,483)
Foreign currency transactions	(3,207,245)
Forward foreign currency transactions	(2,574,841)

Net realized gain (loss)	(101,080,569)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	56,473,936
Foreign currency transactions	199,792
Forward foreign currency transactions	4,193,250

Net change in unrealized appreciation (depreciation)	60,866,978

Net realized and unrealized gain (loss)	(40,213,591)

Net Increase (Decrease) in Net Assets From Operations	$(35,527,099)

(a)	Net of foreign withholding taxes of $816,033.
(b)	Net of foreign capital gains tax of $71,522.
(c)	Includes change in foreign capital gains tax of $360,084.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,686,492	$20,458,171
Net realized gain (loss)	(101,080,569)	(59,112,803)
Net change in unrealized appreciation (depreciation)	60,866,978	(10,284,063)

Increase (decrease) in net assets from operations	(35,527,099)	(48,938,695)

Increase (decrease) in net assets from capital share transactions	(265,140,377)	(68,624,693)

Total increase (decrease) in net assets	(300,667,476)	(117,563,388)

Net Assets
Beginning of period	914,327,000	1,031,890,388

End of period	$613,659,524	$914,327,000

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	106,257	$823,381	9,840,766	$81,050,518
Redemptions	(33,640,794)	(259,230,646)	(18,645,291)	(151,075,689)

Net increase (decrease)	(33,534,537)	$(258,407,265)	(8,804,525)	$(70,025,171)

Class B
Sales	150,758	$1,119,387	664,530	$5,306,838
Redemptions	(1,037,926)	(7,852,499)	(494,708)	(3,906,360)

Net increase (decrease)	(887,168)	$(6,733,112)	169,822	$1,400,478

Increase (decrease) derived from capital shares transactions		$(265,140,377)		$(68,624,693)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$7.92	$8.31	$9.48		$10.22	$10.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.17	0.29		0.43	0.40
Net realized and unrealized gain (loss)	(0.40)	(0.56)	(0.84)		(0.28)	(0.26)

Total income (loss) from investment operations	(0.35)	(0.39)	(0.55)		0.15	0.14

Less Distributions
Distributions from net investment income	0.00	0.00	(0.62)		(0.87)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		(0.02)	0.00
Distributions from return of capital	0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	0.00	0.00	(0.62)		(0.89)	0.00

Net Asset Value, End of Period	$7.57	$7.92	$8.31		$9.48	$10.22

Total Return (%) (c)	(4.42)	(4.69)	(5.75)		1.44	1.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.68		0.68	0.70
Net ratio of expenses to average net assets (%) (d)	0.70	0.69	0.68		0.68	0.70
Ratio of net investment income (loss) to average net assets (%)	0.67	2.09	3.36		4.35	3.95
Portfolio turnover rate (%)	29	41	37		31	34
Net assets, end of period (in millions)	$579.6	$871.7	$988.4		$1,037.7	$1,144.8

	Class B
	Year Ended December 31,
	2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$7.77	$8.18	$9.33		$10.07	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.15	0.27		0.40	0.37
Net realized and unrealized gain (loss)	(0.39)	(0.56)	(0.82)		(0.28)	(0.26)

Total income (loss) from investment operations	(0.36)	(0.41)	(0.55)		0.12	0.11

Less Distributions
Distributions from net investment income	0.00	0.00	(0.60)		(0.84)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		(0.02)	0.00
Distributions from return of capital	0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	0.00	0.00	(0.60)		(0.86)	0.00

Net Asset Value, End of Period	$7.41	$7.77	$8.18		$9.33	$10.07

Total Return (%) (c)	(4.63)	(5.01)	(5.91)		1.17	1.10 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.93		0.93	0.95
Net ratio of expenses to average net assets (%) (d)	0.95	0.94	0.93		0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	0.44	1.85	3.12		4.11	3.69
Portfolio turnover rate (%)	29	41	37		31	34
Net assets, end of period (in millions)	$34.1	$42.6	$43.5		$44.4	$45.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $53,595,282, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

As of December 31, 2022, all securities on loan are classified as U.S. Treasury or U.S. Treasury & Government Agency in the Portfolio’s Schedule of Investments and are collateralized by securities with a value of $37,844,240. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$11,977,699	Unrealized depreciation on forward foreign currency exchange contracts	$6,395,059

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$2,288,579	$(578,139)	$—	$1,710,440
Barclays Bank plc	298,929	(298,929)	—	—
BNP Paribas S.A.	415,483	—	(279,957)	135,526
Citibank N.A.	125,765	(125,765)	—	—
Deutsche Bank AG	3,229,257	(2,448,921)	(393,353)	386,983
Goldman Sachs Bank USA	3,507,065	(13,680)	(3,030,000)	463,385
HSBC Bank plc	206,637	(206,637)	—	—
JPMorgan Chase Bank N.A.	1,666,927	(102,879)	(1,385,303)	178,745
Morgan Stanley Capital Services LLC	239,057	(239,057)	—	—

	$11,977,699	$(4,014,007)	$(5,088,613)	$2,875,079

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$578,139	$(578,139)	$—	$—
Barclays Bank plc	621,868	(298,929)	(322,939)	—
Citibank N.A.	483,052	(125,765)	(357,287)	—
Deutsche Bank AG	2,448,921	(2,448,921)	—	—
Goldman Sachs Bank USA	13,680	(13,680)	—	—
HSBC Bank plc	1,531,300	(206,637)	(1,324,663)	—
JPMorgan Chase Bank N.A.	102,879	(102,879)	—	—
Morgan Stanley Capital Services LLC	615,220	(239,057)	(376,163)	—

	$6,395,059	$(4,014,007)	$(2,381,052)	—

*	Net amount represents the net amount receivable from the counterparty in the event of default.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(2,574,841)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$4,193,250

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$560,144,781

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$146,434,384	$17,426,895	$224,621,586

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $4,284,864.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $1 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. No fees were waived during the year ended December 31, 2022.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$659,193,182

Gross unrealized appreciation	7,380,172
Gross unrealized (depreciation)	(63,947,187)

Net unrealized appreciation (depreciation)	$(56,567,015)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$—	$—	$—	$—	$—

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(56,411,447)	$(92,403,841)	$(148,815,288)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated long-term capital losses of $92,403,841.

During the year ended December 31, 2022, the Portfolio utilized accumulated short-term capital losses of $31,979.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Templeton International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed its benchmark, the FTSE World Government Bond Index (WGBI) ex-U.S., for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, above the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned -19.02%, -19.21%, and -19.12%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned -18.11%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, declined over the twelve-month period ending December 31, 2022, amid surging inflation, tighter financial conditions, and moderating economic activity which has increased the probability of recession. In the first quarter of 2022, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve (the “Fed”) drove the S&P 500 Index into correction territory in February. In March, the Fed raised interest rates by 25 basis points (“bps”), lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 Gross Domestic Product (“GDP”) growth forecast to 2.8%.

In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 bps in June, following a 50 bps increase in May.

In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 75 bps in September—the third straight increase of this magnitude.

U.S. equities rallied in the fourth quarter. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 bps, snapping a streak of four consecutive hikes of 75 bps. However, the Fed’s Summary of Economic Projections in December indicated a more hawkish outlook compared to its September forecast.

Within the S&P 500 Index, 9 of the 11 sectors declined for the twelve months ended December 31, 2022. Communication Services (-39.9%) and Consumer Discretionary (-37.0%) were the worst performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2022. Challenging stock selection within the Information Technology (“IT”), Health Care, and Industrials sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Consumer Staples, Utilities, and Financials sectors.

Among the Portfolio’s largest individual relative detractors included not owning Exxon Mobil (Energy), an overweight position in Amazon (Consumer Discretionary) and an overweight position in Meta Platforms (Communication Services). Shares of Exxon Mobil advanced during the period with crude oil prices soaring as tensions between Russia and Ukraine threatened to create a tighter oil market. Shares of Amazon fell during the period after the company reported an unexpected first-quarter loss. Results from both the company’s core online retailing business and its advertising unit came in short of estimates. The share price of Meta Platforms fell after management released disappointing second-quarter results and weak near-term guidance. The Portfolio held positions in Amazon and Meta Platforms at the end of the period.

Top contributors to relative performance during the period included underweight exposure to Tesla (Consumer Discretionary), an out-of-benchmark position in Shell (Energy) and an out-of-benchmark position in Performance Food Group (Consumer Staples). Shares of Tesla fell as news that CEO, Elon Musk, was buying Twitter for $44 billion raised investor concern. Additionally, the company continued to grapple with supply chain issues and COVID-related shutdowns in Shanghai. Shares of Shell advanced after the oil and gas conglomerate reported adjusted profit for the fourth quarter that beat consensus estimates. Shell also announced a share repurchase program to buy back $8.5 billion worth of its own shares during the first half of 2022 using proceeds from its Permian divestment and capital allocation framework. The share price of Performance Food Group rose after the company reported higher fiscal-first-quarter sales and earnings as the food-services provider raised prices and benefited from a recent acquisition. We believe the company has done an excellent job passing through price increases and expanding gross profit dollars amid a difficult macro backdrop. The Portfolio held all three positions at the end of the period.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

The Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care and Financials sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	-19.02	8.82	12.46
Class B	-19.21	8.55	12.18
Class E	-19.12	8.67	12.29
S&P 500 Index	-18.11	9.43	12.56

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Microsoft Corp.	6.1
Amazon.com, Inc.	3.3
Alphabet, Inc. - Class A	3.1
Apple, Inc.	2.8
Performance Food Group Co.	2.6
Charles Schwab Corp. (The)	2.0
Eli Lilly and Co.	1.9
BP plc (ADR)	1.5
Constellation Brands, Inc. - Class A	1.4
Shell plc (ADR)	1.4

Top Sectors

% of Net Assets
Information Technology	19.3
Health Care	18.6
Financials	10.2
Communication Services	9.1
Consumer Discretionary	8.8
Consumer Staples	8.7
Industrials	8.5
Energy	5.8
Utilities	3.7
Materials	2.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.52%	$1,000.00	$1,024.50	$2.65
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B (a)	Actual	0.77%	$1,000.00	$1,023.60	$3.93
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E (a)	Actual	0.67%	$1,000.00	$1,024.00	$3.42
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Boeing Co. (The) (a) (b)	48,139	$9,169,998
General Dynamics Corp.	46,012	11,416,037
Lockheed Martin Corp.	25,242	12,279,981
Raytheon Technologies Corp.	177,353	17,898,465

		50,764,481

Air Freight & Logistics—0.1%
FedEx Corp. (b)	9,404	1,628,773

Airlines—0.3%
JetBlue Airways Corp. (a)	729,910	4,729,817
Southwest Airlines Co. (a)	39,540	1,331,312

		6,061,129

Automobiles—0.4%
Ford Motor Co.	263,504	3,064,551
Tesla, Inc. (a)	34,453	4,243,921

		7,308,472

Banks—0.3%
JPMorgan Chase & Co.	54,096	7,254,274

Beverages—2.1%
Constellation Brands, Inc. - Class A	123,706	28,668,866
Monster Beverage Corp. (a) (b)	149,929	15,222,291

		43,891,157

Biotechnology—2.0%
Alkermes plc (a) (b)	52,040	1,359,805
Alnylam Pharmaceuticals, Inc. (a) (b)	9,451	2,246,030
Apellis Pharmaceuticals, Inc. (a)	11,753	607,748
Ascendis Pharma A/S (ADR) (a)	7,307	892,404
Biogen, Inc. (a)	15,894	4,401,366
Blueprint Medicines Corp. (a) (b)	6,245	273,593
Celldex Therapeutics, Inc. (a) (b)	20,298	904,682
Genmab A/S (ADR) (a) (b)	38,519	1,632,435
Horizon Therapeutics plc (a)	9,406	1,070,403
Incyte Corp. (a)	14,918	1,198,214
Karuna Therapeutics, Inc. (a) (b)	14,721	2,892,676
Moderna, Inc. (a) (b)	14,238	2,557,430
PTC Therapeutics, Inc. (a) (b)	16,593	633,355
Regeneron Pharmaceuticals, Inc. (a)	9,614	6,936,405
REVOLUTION Medicines, Inc. (a) (b)	18,281	435,453
Sarepta Therapeutics, Inc. (a) (b)	7,145	925,849
Seagen, Inc. (a)	14,433	1,854,785
Syndax Pharmaceuticals, Inc. (a) (b)	18,410	468,535
United Therapeutics Corp. (a)	4,844	1,347,068
Vertex Pharmaceuticals, Inc. (a)	28,103	8,115,584

		40,753,820

Building Products—0.8%
Azek Co., Inc. (The) (a) (b)	90,126	1,831,360
Builders FirstSource, Inc. (a) (b)	94,915	6,158,085
Fortune Brands Innovations, Inc. (b)	70,727	4,039,219

Building Products—(Continued)
Johnson Controls International plc	68,707	$4,397,248
Masterbrand, Inc. (b)	70,727	533,989

		16,959,901

Capital Markets—6.7%
Ares Management Corp. - Class A	353,533	24,195,798
BlackRock, Inc.	19,448	13,781,436
Charles Schwab Corp. (The)	492,662	41,019,038
Goldman Sachs Group, Inc. (The)	59,624	20,473,689
Morgan Stanley	121,088	10,294,902
MSCI, Inc.	35,335	16,436,782
Tradeweb Markets, Inc. - Class A	155,748	10,112,718

		136,314,363

Chemicals—2.8%
Cabot Corp. (b)	111,173	7,430,803
Celanese Corp.	57,983	5,928,182
FMC Corp.	97,709	12,194,083
Ingevity Corp. (a) (b)	40,662	2,864,231
Linde plc	53,609	17,486,184
Livent Corp. (a) (b)	98,064	1,948,532
PPG Industries, Inc. (b)	76,473	9,615,715

		57,467,730

Commercial Services & Supplies—0.4%
Aurora Innovation, Inc. (a) (b)	272,633	329,886
Clean Harbors, Inc. (a) (b)	33,230	3,792,208
Waste Connections, Inc.	39,218	5,198,738

		9,320,832

Communications Equipment—0.1%
Arista Networks, Inc. (a)	17,967	2,180,295

Construction & Engineering—0.4%
Fluor Corp. (a) (b)	229,344	7,949,063

Containers & Packaging—0.1%
Ball Corp. (b)	53,605	2,741,360

Diversified Financial Services—0.3%
Equitable Holdings, Inc.	236,816	6,796,619

Diversified Telecommunication Services—0.7%
AT&T, Inc.	744,160	13,699,986

Electric Utilities—3.1%
Duke Energy Corp. (b)	189,715	19,538,748
Edison International	219,412	13,958,991
Exelon Corp.	323,707	13,993,854
FirstEnergy Corp. (b)	371,266	15,570,896

		63,062,489

Electrical Equipment—0.3%
AMETEK, Inc.	33,017	4,613,135

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Emerson Electric Co.	16,330	$1,568,660

		6,181,795

Energy Equipment & Services—0.6%
Schlumberger, Ltd.	222,607	11,900,570

Entertainment—1.0%
Electronic Arts, Inc.	29,339	3,584,639
Walt Disney Co. (The) (a)	189,076	16,426,923

		20,011,562

Equity Real Estate Investment Trusts—1.9%
Kimco Realty Corp. (b)	398,741	8,445,334
Rexford Industrial Realty, Inc. (b)	90,706	4,956,176
Ryman Hospitality Properties, Inc.	108,172	8,846,306
Sun Communities, Inc.	51,078	7,304,154
Welltower, Inc.	148,962	9,764,459

		39,316,429

Food & Staples Retailing—3.4%
Performance Food Group Co. (a)	899,654	52,530,797
Sysco Corp.	223,686	17,100,795

		69,631,592

Food Products—2.0%
Archer-Daniels-Midland Co.	132,722	12,323,238
Hershey Co. (The)	89,636	20,757,009
Kellogg Co. (b)	111,139	7,917,542

		40,997,789

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	75,851	8,327,681
Baxter International, Inc.	109,787	5,595,843
Boston Scientific Corp. (a)	255,654	11,829,111
DexCom, Inc. (a)	56,817	6,433,957
Edwards Lifesciences Corp. (a)	121,741	9,083,096
Insulet Corp. (a)	16,518	4,862,734
Stryker Corp.	47,056	11,504,722

		57,637,144

Health Care Providers & Services—4.3%
Agilon Health, Inc. (a) (b)	486,704	7,855,402
Centene Corp. (a) (b)	201,811	16,550,520
Elevance Health, Inc.	26,176	13,427,503
HCA Healthcare, Inc.	58,932	14,141,323
Humana, Inc.	26,523	13,584,815
Laboratory Corp. of America Holdings	4,830	1,137,368
McKesson Corp. (b)	18,432	6,914,212
Molina Healthcare, Inc. (a)	12,378	4,087,463
UnitedHealth Group, Inc.	20,287	10,755,762

		88,454,368

Hotels, Restaurants & Leisure—1.8%
Airbnb, Inc. - Class A (a)	237,261	20,285,816

Hotels, Restaurants & Leisure—(Continued)
Hyatt Hotels Corp. - Class A (a) (b)	78,563	7,106,023
Starbucks Corp. (b)	104,426	10,359,059

		37,750,898

Household Durables—0.2%
DR Horton, Inc. (b)	9,530	849,504
Lennar Corp. - Class A (b)	30,314	2,743,417

		3,592,921

Independent Power and Renewable Electricity Producers—0.6%
AES Corp. (The)	419,472	12,064,015

Industrial Conglomerates—0.8%
Honeywell International, Inc.	72,309	15,495,819

Insurance—2.8%
American International Group, Inc.	173,748	10,987,824
Arch Capital Group, Ltd. (a)	122,331	7,679,940
Assured Guaranty, Ltd. (b)	100,491	6,256,570
Chubb, Ltd.	59,174	13,053,784
Marsh & McLennan Cos., Inc.	84,930	14,054,216
Trupanion, Inc. (a) (b)	112,703	5,356,774

		57,389,108

Interactive Media & Services—5.3%
Alphabet, Inc. - Class A (a)	728,228	64,251,557
Bumble, Inc. - Class A (a) (b)	367,267	7,730,970
Cargurus, Inc. (a) (b)	496,636	6,957,870
Match Group, Inc. (a)	114,892	4,766,869
Meta Platforms, Inc. - Class A (a)	213,627	25,707,873

		109,415,139

Internet & Direct Marketing Retail—4.3%
Amazon.com, Inc. (a)	795,631	66,833,004
Etsy, Inc. (a) (b)	168,960	20,238,029

		87,071,033

IT Services—4.3%
Block, Inc. (a)	128,998	8,106,234
FleetCor Technologies, Inc. (a)	21,451	3,940,120
Genpact, Ltd. (b)	85,709	3,970,041
Global Payments, Inc. (b)	109,631	10,888,551
GoDaddy, Inc. - Class A (a) (b)	111,669	8,355,075
Okta, Inc. (a)	10,720	732,498
PayPal Holdings, Inc. (a)	127,137	9,054,697
Snowflake, Inc. - Class A (a)	5,508	790,618
VeriSign, Inc. (a)	105,503	21,674,536
Visa, Inc. - Class A (b)	60,648	12,600,228
WEX, Inc. (a)	42,701	6,988,019

		87,100,617

Life Sciences Tools & Services—2.6%
Agilent Technologies, Inc. (b)	86,619	12,962,534

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Danaher Corp.	84,748	$22,493,814
ICON plc (a) (b)	17,993	3,495,140
Illumina, Inc. (a)	31,095	6,287,409
Syneos Health, Inc. (a)	234,628	8,606,155

		53,845,052

Machinery—1.9%
Caterpillar, Inc.	23,868	5,717,818
Flowserve Corp. (b)	147,824	4,535,240
Fortive Corp.	56,319	3,618,496
Ingersoll Rand, Inc.	80,402	4,201,004
Kennametal, Inc. (b)	90,076	2,167,229
Middleby Corp. (The) (a) (b)	32,915	4,407,318
PACCAR, Inc.	21,734	2,151,014
Westinghouse Air Brake Technologies Corp.	113,343	11,312,765

		38,110,884

Media—1.2%
Charter Communications, Inc. - Class A (a)	8,583	2,910,495
New York Times Co. (The) - Class A	151,800	4,927,428
Omnicom Group, Inc.	203,436	16,594,275

		24,432,198

Oil, Gas & Consumable Fuels—5.2%
BP plc (ADR)	883,617	30,864,742
ConocoPhillips	210,344	24,820,592
Diamondback Energy, Inc.	26,051	3,563,256
EOG Resources, Inc. (b)	56,297	7,291,587
Marathon Petroleum Corp.	100,391	11,684,509
Shell plc (ADR) (b)	492,999	28,076,293

		106,300,979

Pharmaceuticals—6.8%
Aclaris Therapeutics, Inc. (a) (b)	36,588	576,261
AstraZeneca plc (ADR)	226,106	15,329,987
Bristol-Myers Squibb Co.	62,474	4,495,004
Elanco Animal Health, Inc. (a)	203,685	2,489,031
Eli Lilly and Co.	103,971	38,036,751
GSK plc (ADR) (b)	149,652	5,258,771
Intra-Cellular Therapies, Inc. (a) (b)	36,625	1,938,195
Merck & Co., Inc.	238,853	26,500,740
Novartis AG (ADR)	85,643	7,769,533
Pfizer, Inc.	524,455	26,873,074
Royalty Pharma plc - Class A (b)	10,123	400,061
Zoetis, Inc.	61,829	9,061,040

		138,728,448

Professional Services—0.4%
Science Applications International Corp. (b)	37,855	4,199,255
TriNet Group, Inc. (a) (b)	47,713	3,234,942

		7,434,197

Road & Rail—0.4%
Knight-Swift Transportation Holdings, Inc.	140,496	7,363,395

Semiconductors & Semiconductor Equipment—3.7%
Advanced Micro Devices, Inc. (a)	168,138	10,890,298
Intel Corp.	177,455	4,690,136
KLA Corp.	23,623	8,906,580
Marvell Technology, Inc. (b)	142,659	5,284,089
Micron Technology, Inc.	174,695	8,731,256
NVIDIA Corp.	37,003	5,407,618
ON Semiconductor Corp. (a) (b)	141,779	8,842,756
Teradyne, Inc.	69,389	6,061,129
Texas Instruments, Inc.	107,212	17,713,567

		76,527,429

Software—8.4%
Adobe, Inc. (a)	14,023	4,719,160
Ceridian HCM Holding, Inc. (a)	127,811	8,199,076
Guidewire Software, Inc. (a) (b)	28,777	1,800,289
Hashicorp, Inc. - Class A (a) (b)	85,895	2,348,369
HubSpot, Inc. (a)	3,785	1,094,357
Microsoft Corp.	523,889	125,639,060
Palo Alto Networks, Inc. (a) (b)	18,617	2,597,816
Qualtrics International, Inc. - Class A (a) (b)	97,185	1,008,780
Rapid7, Inc. (a) (b)	13,379	454,619
Salesforce, Inc. (a)	87,680	11,625,491
SentinelOne, Inc. - Class A (a) (b)	39,682	578,961
ServiceNow, Inc. (a)	21,268	8,257,726
Workday, Inc. - Class A (a)	24,070	4,027,633

		172,351,337

Specialty Retail—1.3%
TJX Cos., Inc. (The)	336,877	26,815,409

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	441,110	57,313,422

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. - Class B	157,149	18,388,004

Tobacco—1.1%
Altria Group, Inc.	107,203	4,900,249
Philip Morris International, Inc.	179,269	18,143,816

		23,044,065

Trading Companies & Distributors—0.3%
United Rentals, Inc. (a) (b)	3,409	1,211,627
WESCO International, Inc. (a)	35,050	4,388,260

		5,599,887

Wireless Telecommunication Services—0.9%
T-Mobile U.S., Inc. (a)	131,803	18,452,420

Total Common Stocks (Cost $1,856,780,368)		1,992,872,669

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investment—2.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $56,713,065; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $57,835,809.	56,701,725	$56,701,725

Total Short-Term Investments (Cost $56,701,725)		56,701,725

Securities Lending Reinvestments (c)—10.2%

Certificates of Deposit—4.7%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	6,000,000	6,000,000
Bank of Nova Scotia
4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	4,000,000	4,000,071
4.810%, SOFR + 0.510%, 03/15/23 (d)	6,000,000	6,002,522
Canadian Imperial Bank of Commerce (NY)
4.550%, SOFR + 0.250%, 02/03/23 (d)	3,000,000	3,000,199
4.800%, SOFR + 0.500%, 03/03/23 (d)	5,000,000	5,001,914
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (d)	2,000,000	2,000,148
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	3,000,000	3,000,900
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	4,000,000	4,001,201
MUFG Bank Ltd. (NY) 4.810%, SOFR + 0.510%, 02/17/23 (d)	4,000,000	4,001,016
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (d)	2,000,000	2,000,648
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	10,000,000	10,003,945
Nordea Bank Abp (NY)
4.760%, SOFR + 0.460%, 02/13/23 (d)	2,000,000	2,000,342
4.850%, SOFR + 0.550%, 02/21/23 (d)	3,000,000	3,001,005
Royal Bank of Canada
4.550%, SOFR + 0.250%, 01/11/23 (d)	7,000,000	6,999,888
4.890%, FEDEFF PRV + 0.560%, 04/10/23 (d)	2,000,000	2,001,152
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	4,000,000	4,006,071
State Street Bank and Trust Co. 4.980%, SOFR + 0.680%, 07/14/23 (d)	2,000,000	2,002,354
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (d)	2,000,000	2,000,220
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (d)	3,000,000	3,000,234
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (d)	3,000,000	3,002,037
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (d)	3,000,000	2,999,869

Certificates of Deposit—(Continued)
Westpac Banking Corp.
4.530%, SOFR + 0.230%, 02/17/23 (d)	8,000,000	7,999,120
4.850%, SOFR + 0.550%, 02/22/23 (d)	2,000,000	2,000,682

		95,025,538

Commercial Paper—1.2%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	5,000,000	5,001,265
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	7,000,000	7,009,534
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	6,000,000	6,001,620
Skandinaviska Enskilda Banken AB
4.980%, SOFR + 0.680%, 05/03/23 (d)	2,000,000	2,001,976
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	5,000,000	5,000,000

		25,014,395

Repurchase Agreements—3.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $10,250,264; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $10,200,001.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $17,074,526; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $17,422,837.	17,066,372	17,066,372
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $10,004,800; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $10,238,692.	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $8,807,392; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $8,996,928.	8,800,000	8,800,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $24,120,853; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $26,240,768.	24,100,000	24,100,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.570%, due on 02/03/23 with a maturity value of $3,013,329; collateralized by various Common Stock with an aggregate market value of $3,333,757.	3,000,000	$3,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $700,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $715,264.	700,000	700,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $4,704,039; collateralized by various Common Stock with an aggregate market value of $5,232,002.	4,700,000	4,700,000

		78,366,372

Time Deposit—0.5%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $208,366,485)		208,406,305

Total Investments—110.4% (Cost $2,121,848,578)		2,257,980,699
Other assets and liabilities (net)—(10.4)%		(212,792,608)

Net Assets—100.0%		$2,045,188,091

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $202,960,339 and the collateral received consisted of cash in the amount of $208,366,509. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/17/23	138	USD	26,640,900	$(936,971)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,992,872,669	$—	$—	$1,992,872,669
Total Short-Term Investment*	—	56,701,725	—	56,701,725
Total Securities Lending Reinvestments*	—	208,406,305	—	208,406,305
Total Investments	$1,992,872,669	$265,108,030	$—	$2,257,980,699

Collateral for Securities Loaned (Liability)	$—	$(208,366,509)	$—	$(208,366,509)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(936,971)	$—	$—	$(936,971)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,257,980,699
Cash collateral for futures contracts	1,462,800
Receivable for:
Investments sold	727,093
Fund shares sold	52,761
Dividends and interest	1,607,674
Prepaid expenses	8,240

Total Assets	2,261,839,267
Liabilities
Collateral for securities loaned	208,366,509
Payables for:
Investments purchased	5,747,696
Fund shares redeemed	1,175,472
Variation margin on futures contracts	74,175
Accrued Expenses:
Management fees	872,811
Distribution and service fees	26,068
Deferred trustees’ fees	163,276
Other expenses	225,169

Total Liabilities	216,651,176

Net Assets	$2,045,188,091

Net Assets Consist of:
Paid in surplus	$1,808,359,505
Distributable earnings (Accumulated losses)	236,828,586

Net Assets	$2,045,188,091

Net Assets
Class A	$1,899,552,500
Class B	81,785,387
Class E	63,850,204
Capital Shares Outstanding*
Class A	162,172,061
Class B	7,257,685
Class E	5,537,790
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.71
Class B	11.27
Class E	11.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,121,848,578.
(b)	Includes securities loaned at value of $202,960,339.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$29,787,035
Interest	172,464
Securities lending income	681,404

Total investment income	30,640,903
Expenses
Management fees	12,787,034
Administration fees	96,382
Custodian and accounting fees	119,895
Distribution and service fees—Class B	232,072
Distribution and service fees—Class E	106,880
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	112,911
Insurance	19,160
Miscellaneous	22,051

Total expenses	13,597,392
Less management fee waiver	(1,680,598)
Less broker commission recapture	(19,066)

Net expenses	11,897,728

Net Investment Income	18,743,175

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	87,828,391
Futures contracts	192,514
Foreign currency transactions	896

Net realized gain (loss)	88,021,801

Net change in unrealized appreciation (depreciation) on:
Investments	(617,473,257)
Futures contracts	(936,971)

Net change in unrealized appreciation (depreciation)	(618,410,228)

Net realized and unrealized gain (loss)	(530,388,427)

Net Increase (Decrease) in Net Assets From Operations	$(511,645,252)

(a)	Net of foreign withholding taxes of $80,056.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$18,743,175	$17,669,945
Net realized gain (loss)	88,021,801	491,188,637
Net change in unrealized appreciation (depreciation)	(618,410,228)	80,605,759

Increase (decrease) in net assets from operations	(511,645,252)	589,464,341

From Distributions to Shareholders
Class A	(465,831,897)	(268,179,609)
Class B	(20,586,065)	(12,701,849)
Class E	(15,766,431)	(9,253,185)

Total distributions	(502,184,393)	(290,134,643)

Increase (decrease) in net assets from capital share transactions	291,101,383	(118,466,615)

Total increase (decrease) in net assets	(722,728,262)	180,863,083

Net Assets
Beginning of period	2,767,916,353	2,587,053,270

End of period	$2,045,188,091	$2,767,916,353

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	602,631	$8,108,812	620,046	$11,328,152
Reinvestments	40,826,634	465,831,897	15,619,080	268,179,609
Redemptions	(13,952,582)	(196,749,122)	(21,137,151)	(385,159,212)

Net increase (decrease)	27,476,683	$277,191,587	(4,898,025)	$(105,651,451)

Class B
Sales	448,026	$6,039,433	409,790	$7,182,357
Reinvestments	1,873,163	20,586,065	761,502	12,701,849
Redemptions	(1,463,898)	(20,799,988)	(1,732,149)	(30,523,206)

Net increase (decrease)	857,291	$5,825,510	(560,857)	$(10,639,000)

Class E
Sales	101,490	$1,360,969	245,766	$4,472,136
Reinvestments	1,402,707	15,766,431	545,267	9,253,185
Redemptions	(643,725)	(9,043,114)	(884,124)	(15,901,485)

Net increase (decrease)	860,472	$8,084,286	(93,091)	$(2,176,164)

Increase (decrease) derived from capital shares transactions		$291,101,383		$(118,466,615)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.02	$17.12	$15.21	$13.19	$16.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.12	0.15	0.17	0.17
Net realized and unrealized gain (loss)	(3.83)	3.84	2.92	3.82	(0.93)

Total income (loss) from investment operations	(3.71)	3.96	3.07	3.99	(0.76)

Less Distributions
Distributions from net investment income	(0.12)	(0.17)	(0.17)	(0.18)	(0.17)
Distributions from net realized capital gains	(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(3.60)	(2.06)	(1.16)	(1.97)	(2.07)

Net Asset Value, End of Period	$11.71	$19.02	$17.12	$15.21	$13.19

Total Return (%) (b)	(19.02)	24.38	22.27	32.07	(6.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.50	0.51	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.84	0.67	1.00	1.14	1.12
Portfolio turnover rate (%)	54	60	76	55	64
Net assets, end of period (in millions)	$1,899.6	$2,562.0	$2,390.3	$2,197.0	$1,896.0

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.45	$16.67	$14.83	$12.90	$15.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.07	0.11	0.13	0.13
Net realized and unrealized gain (loss)	(3.71)	3.73	2.86	3.73	(0.91)

Total income (loss) from investment operations	(3.63)	3.80	2.97	3.86	(0.78)

Less Distributions
Distributions from net investment income	(0.07)	(0.13)	(0.14)	(0.14)	(0.13)
Distributions from net realized capital gains	(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(3.55)	(2.02)	(1.13)	(1.93)	(2.03)

Net Asset Value, End of Period	$11.27	$18.45	$16.67	$14.83	$12.90

Total Return (%) (b)	(19.21)	24.03	22.03	31.70	(6.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.75	0.76	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.59	0.42	0.75	0.89	0.87
Portfolio turnover rate (%)	54	60	76	55	64
Net assets, end of period (in millions)	$81.8	$118.1	$116.0	$112.4	$100.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.78	$16.93	$15.05	$13.07	$15.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.09	0.12	0.14	0.15
Net realized and unrealized gain (loss)	(3.78)	3.79	2.90	3.79	(0.92)

Total income (loss) from investment operations	(3.68)	3.88	3.02	3.93	(0.77)

Less Distributions
Distributions from net investment income	(0.09)	(0.14)	(0.15)	(0.16)	(0.15)
Distributions from net realized capital gains	(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(3.57)	(2.03)	(1.14)	(1.95)	(2.05)

Net Asset Value, End of Period	$11.53	$18.78	$16.93	$15.05	$13.07

Total Return (%) (b)	(19.12)	24.20	22.10	31.83	(6.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.74	0.74	0.73
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.65	0.66	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.69	0.52	0.85	0.99	0.97
Portfolio turnover rate (%)	54	60	76	55	64
Net assets, end of period (in millions)	$63.9	$87.9	$80.8	$75.7	$64.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2022 through 2018. (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $56,701,725. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $78,366,372. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$936,971

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$192,514

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(936,971)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,233,825

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,228,299,206	$0	$1,448,909,894

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $967,839 in purchases of investments and $346,203 in sales of investments, which are included above, and resulted in net realized losses of $326,525.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$12,787,034	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $974,598 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $706,000 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,155,248,254

Gross unrealized appreciation	300,771,465
Gross unrealized (depreciation)	(198,039,020)

Net unrealized appreciation (depreciation)	$102,732,445

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$143,357,892	$61,754,573	$358,826,501	$228,380,070	$502,184,393	$290,134,643

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,576,114	$116,683,304	$102,732,445	$—	$236,991,863

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Wellington Large Cap Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one- and three-year periods ended June 30, 2022 and underperformed the median of that Performance Universe for the five-year period ended June 30, 2022. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods and underperformed the average of such Morningstar Category for the five-year period ended June 30, 2022. The Board also considered that the Portfolio underperformed the average of a different, but still comparable, Morningstar Category for the one-year period ended June 30, 2022, outperformed the average of such Morningstar Category for the three-year period ended June 30, 2022, and performed

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

equal to the average of such Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the CBRE Global Real Estate Portfolio returned -24.71%, -24.99%, and -24.89%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index¹, returned -25.09%.

MARKET ENVIRONMENT / CONDITIONS

For 2022, global real estate stocks finished down -25.1%, as the world’s capital markets battled the headwinds of a sharp rise in inflation, a significant increase in interest rates, geopolitical uncertainty, and the increasing probability of a global economic slowdown. In a year of higher interest rates and lower economic growth, we find the underperformance to be striking considering that global real estate investment trusts (“REITs”) have resilient earnings compared to broad market equities, growing dividends compared to bonds, and the same underlying assets as private real estate.

While all regions were down for the year, the Asia-Pacific region outperformed the benchmark (-9.0%), while the Americas (-25.6%) and Europe (-40.9%) lagged. In most markets, we believe the underlying fundamentals remained strong. The average earnings growth for the sector averaged slightly over 10% and dividend growth in 2022 was nearly 15%. Companies in several regions and sectors saw material increases in occupancy and were able to raise rents accordingly.

We believe that the underperformance of global REITs in 2022 has likely created what we believed was an opportunity for investors based on valuations at the end of the year. At the end of the year, global REITs traded at an approximately 18% discount to estimates of net asset value (“NAV”) or intrinsic value — estimates that we have already lowered by approximately 14% to reflect market conditions and the current economic landscape. Historically, when REIT valuations have traded at material discounts to NAV, investors have benefited from buying the space.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as value was added in each of the three major geographic regions. Sector allocation decisions drove the outperformance as stock selection modestly detracted from relative performance during the period. The European region was the top contributor to performance, followed by the Americas and the Asia-Pacific region.

In Europe, stock selection and sector allocations contributed to relative performance. The Portfolio was underweight both the United Kingdom (“U.K.”) as well as Continental Europe (the “Continent”) as these markets underperformed for the year. Stock selection on the Continent was positive but stock selection in the U.K. was a slight detractor from performance. Relative outperformance within the Americas region was driven by positive stock selection in Canada as well as positive contributions from positioning in the U.S. Data Center, Mall, and Healthcare sectors. Throughout the year, the Portfolio continued to be underweight the U.S. Office sector, which helped performance as conditions continued to be challenging given the shift to a more flexible work environment. In the Asia-Pacific region, relative performance was essentially flat as positive sector allocation within the region was mostly offset by sub-par stock selection. Favorable positioning in Japan and Hong Kong was mostly offset by underperformance in Australia.

At period end, in North America, we were overweight Canadian real estate stocks with an emphasis on Residential, Industrial, and Retail. In the U.S., we were overweight Single-Family Home for Rent, Storage, Malls, Hotels, and Data Centers. In Japan, we preferred Mid-cap Diversified and Hotel REITs that are providing earnings growth and resiliency at very attractive relative valuations and select Real Estate Operating Companies that have committed to improving their corporate governance. In Hong Kong, we were overweight Diversified companies with a commercial bias and Non-Discretionary Retail. In Australia, we preferred Retail, Industrial, and a few select Diversified companies. In the U.K., we favored the Storage and Residential sectors, as well as attractively priced Diversified companies. Within the Continent, we had a positive bias to Retail, Industrial, Storage, and select Diversified companies.

Joseph P. Smith

Christopher S. Reich

Kenneth S. Weinberg

Portfolio Managers

CBRE Investment Management Listed Real Assets LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-1

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
CBRE Global Real Estate Portfolio
Class A	–24.71	2.06	3.77
Class B	–24.99	1.77	3.50
Class E	–24.89	1.89	3.61
FTSE EPRA /NAREIT Developed Index	–25.09	–0.23	2.99

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Prologis, Inc. (REIT)	9.4
Equinix, Inc. (REIT)	7.0
Simon Property Group, Inc. (REIT)	6.9
Invitation Homes, Inc. (REIT)	4.0
Link REIT (REIT)	3.0
Public Storage (REIT)	3.0
Essex Property Trust, Inc. (REIT)	2.7
Alexandria Real Estate Equities, Inc. (REIT)	2.5
CubeSmart (REIT)	2.3
Life Storage, Inc. (REIT)	2.1

Top Countries

% of Net Assets
United States	60.1
Japan	10.1
Hong Kong	6.1
Canada	4.5
Australia	3.4
United Kingdom	3.3
France	3.0
Singapore	2.7
Belgium	2.2
Sweden	1.0

BHFTI-2

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

CBRE Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.65%	$1,000.00	$968.70	$3.23
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$966.60	$4.46
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E (a)	Actual	0.80%	$1,000.00	$967.70	$3.97
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—3.4%
Goodman Group (REIT)	878,202	$10,317,659
Ingenia Communities Group (REIT)	1,336,798	4,062,556
Rural Funds Group (REIT)	2,832,233	4,623,912
Scentre Group (REIT)	6,853,455	13,326,253

		32,330,380

Austria—0.5%
CA Immobilien Anlagen AG (a)(b)	158,346	4,792,928

Belgium—2.2%
Aedifica S.A. (REIT)	63,559	5,172,849
Cofinimmo S.A. (REIT)	65,737	5,906,175
Shurgard Self Storage S.A.	77,334	3,554,778
Warehouses De Pauw NV (REIT)	209,329	5,985,686

		20,619,488

Canada—4.5%
Boardwalk Real Estate Investment Trust (REIT) (a)	119,544	4,364,151
Chartwell Retirement Residences (a)	586,502	3,655,891
First Capital Real Estate Investment Trust (REIT) (a)	604,015	7,498,886
H&R Real Estate Investment Trust (REIT) (a)	816,690	7,304,369
Killam Apartment Real Estate Investment Trust (REIT)	238,625	2,856,803
RioCan Real Estate Investment Trust (REIT) (a)	709,294	11,068,968
Tricon Residential, Inc. (a)	788,612	6,080,199

		42,829,267

France—3.0%
ICADE (REIT)	101,782	4,400,948
Klepierre S.A. (REIT) (b)	483,730	11,188,897
Mercialys S.A. (REIT)	335,942	3,523,761
Unibail—Rodamco-Westfield (REIT) (b)	88,571	4,621,571
Unibail—Rodamco-Westfield (REIT) (Interim Shares) (b)	93,777	4,881,652

		28,616,829

Hong Kong—6.1%
Hang Lung Properties, Ltd.	5,332,680	10,353,802
Kerry Properties, Ltd.	482,365	1,050,717
Link REIT (REIT)	3,868,662	28,405,736
Sino Land Co., Ltd. (a)	3,268,776	4,071,242
Sun Hung Kai Properties, Ltd.	1,048,703	14,351,104

		58,232,601

Japan—10.1%
Activia Properties, Inc. (REIT)	2,443	7,663,037
AEON REIT Investment Corp. (REIT)	3,953	4,641,385
GLP J-REIT (REIT)	8,026	9,233,970
Hulic Reit, Inc. (REIT)	1,907	2,374,197
Japan Hotel REIT Investment Corp. (REIT)	20,391	11,995,356
Japan Metropolitan Fund Investment Corp. (REIT)	17,875	14,206,511
Kenedix Retail REIT Corp. (REIT)	1,410	2,728,025
LaSalle Logiport (REIT)	10,918	13,317,071
Mitsui Fudosan Co., Ltd.	551,557	10,076,362
Orix JREIT, Inc. (REIT)	8,225	11,663,538
Tokyu Fudosan Holdings Corp.	1,889,768	8,969,523

		96,868,975

Netherlands—0.5%
Eurocommercial Properties NV (REIT)	200,185	4,829,057

Singapore — 2.7%
CapitaLand Ascendas REIT	6,188,890	12,671,057
Frasers Logistics & Industrial Trust (REIT)	9,289,040	8,025,893
Lendlease Global Commercial (REIT)	10,578,720	5,571,520

		26,268,470

Spain—0.9%
Merlin Properties Socimi S.A. (REIT)	951,731	8,968,392

Sweden—1.0%
Catena AB	72,799	2,712,425
Hufvudstaden AB—A Shares	211,889	3,018,450
Pandox AB (b)	319,012	3,569,506

		9,300,381

Switzerland—0.8%
PSP Swiss Property AG	61,809	7,268,584

United Kingdom — 3.3%
British Land Co. plc (The) (REIT)	1,452,480	6,945,165
Grainger plc	2,645,302	8,033,184
NewRiver REIT plc (REIT)	2,431,447	2,291,830
Safestore Holdings plc (REIT)	498,883	5,704,794
Target Healthcare REIT plc (REIT)	1,875,860	1,819,904
UNITE Group plc (The) (REIT)	592,981	6,529,284

		31,324,161

United States—60.1%
Alexandria Real Estate Equities, Inc. (REIT)	166,816	24,300,087
Apartment Income REIT Corp. (REIT)	173,251	5,944,242
Brixmor Property Group, Inc. (REIT)	258,999	5,871,507
Broadstone Net Lease, Inc. (REIT) (a)	446,619	7,239,694
Camden Property Trust (REIT)	126,641	14,168,595
CubeSmart (REIT) (a)	536,224	21,583,016
DiamondRock Hospitality Co. (REIT) (a)	429,285	3,515,844
Digital Realty Trust, Inc. (REIT)	188,789	18,929,873
Equinix, Inc. (REIT)	101,820	66,695,155
Essex Property Trust, Inc. (REIT)	120,457	25,527,247
Four Corners Property Trust, Inc. (REIT) (a)	203,901	5,287,153
Host Hotels & Resorts, Inc. (REIT)	615,401	9,877,186
Independence Realty Trust, Inc. (REIT) (a)	371,451	6,262,664
Invitation Homes, Inc. (REIT) (a)	1,295,196	38,389,609
Iron Mountain, Inc. (REIT) (a)	172,232	8,585,765
Kite Realty Group Trust (REIT) (a)	176,670	3,718,903
Life Storage, Inc. (REIT)	202,994	19,994,909
Mid-America Apartment Communities, Inc. (REIT)	86,677	13,607,422
National Retail Properties, Inc. (REIT) (a)	368,118	16,845,080
Park Hotels & Resorts, Inc. (REIT) (a)	569,102	6,709,713
Pebblebrook Hotel Trust (REIT) (a)	490,642	6,569,696
Piedmont Office Realty Trust, Inc. (REIT)—Class A	460,910	4,226,545
Prologis, Inc. (REIT)	792,820	89,374,599
Public Storage (REIT)	101,250	28,369,237
Simon Property Group, Inc. (REIT)	556,885	65,422,850
Spirit Realty Capital, Inc. (REIT) (a)	354,521	14,156,024
STAG Industrial, Inc. (REIT) (a)	449,213	14,514,072

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Sunstone Hotel Investors, Inc. (REIT) (a)	683,960	$6,607,054
Ventas, Inc. (REIT)	390,343	17,584,952
Xenia Hotels & Resorts, Inc. (REIT)	257,053	3,387,959

		573,266,652

Total Common Stocks (Cost $1,006,232,820)		945,516,165

Short-Term Investment—0.6%

Repurchase Agreement —0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $5,398,855; collateralized by U.S. Treasury Bond at 3.375%, maturing 11/15/48, with a market value of $5,505,814.	5,397,776	5,397,776

Total Short-Term Investments (Cost $5,397,776)		5,397,776

Securities Lending Reinvestments (c)—11.4%

Certificates of Deposit—0.9%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	1,001,351
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	1,000,000	1,000,018
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	1,000,000	1,000,000
4.830%, SOFR + 0.530%, 02/01/23 (d)	1,000,000	1,000,209
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	1,000,000	1,000,394
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	2,000,000	2,003,036
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (d)	1,000,000	1,000,000

		9,005,079

Commercial Paper—0.5%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	1,000,000	1,000,253
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	1,000,000	1,001,362
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	1,000,000	1,000,270
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	2,000,000	2,000,000

		5,001,885

Repurchase Agreements—7.1%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $2,008,983; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $18,076,591; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $18,445,344.	18,067,958	18,067,958
National Bank Financial Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $5,002,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $5,119,346.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $10,091,330; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $10,308,496.	10,082,860	10,082,860
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $7,006,057; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $7,621,800.	7,000,000	7,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,000,472; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,021,806.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,394,242; collateralized by various Common Stock with an aggregate market value of $1,550,821.	1,393,562	1,393,562
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $9,004,410; collateralized by various Common Stock with an aggregate market value of $10,017,348.	9,000,000	9,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $800,688; collateralized by various Common Stock with an aggregate market value of $890,554.	800,000	800,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $11,005,378; collateralized by various Common Stock with an aggregate market value of $12,213,966.	11,000,000	$11,000,000

		67,344,380

Mutual Funds — 2.9%
Allspring Government Money Market Fund, Select Class 4.090% (e)	2,000,000	2,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (e)	2,000,000	2,000,000
Fidelity Government Portfolio, Class I 4.060% (e)	1,000,000	1,000,000
Fidelity Government Portfolio, Institutional Class 4.100% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Intermediary Class 4.130% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	700,000	700,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 4.220% (e)	5,000,000	5,000,000

		27,700,000

Total Securities Lending Reinvestments (Cost $109,044,403)		109,051,344

Total Investments— 111.1% (Cost $1,120,674,999)		1,059,965,285
Other assets and liabilities (net) — (11.1)%		(105,706,447)

Net Assets — 100.0%		$954,258,838

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $106,643,921 and the collateral received consisted of cash in the amount of $109,044,407 and non-cash collateral with a value of $1,149,292. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Retail REIT’s	23.6
Specialized REIT’s	18.8
Industrial REIT’s	17.1
Residential REIT’s	12.8
Real Estate Operating Companies	5.2
Hotel & Resort REITs	5.1
Diversified REIT’s	4.7
Office REIT’s	4.2
Diversified Real Estate Activities	3.6
Health Care REITs	3.2

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate
Other Abbreviations
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$32,330,380	$—	$32,330,380
Austria	—	4,792,928	—	4,792,928
Belgium	—	20,619,488	—	20,619,488
Canada	42,829,267	—	—	42,829,267
France	4,881,652	23,735,177	—	28,616,829
Hong Kong	—	58,232,601	—	58,232,601
Japan	—	96,868,975	—	96,868,975
Netherlands	—	4,829,057	—	4,829,057
Singapore	—	26,268,470	—	26,268,470
Spain	—	8,968,392	—	8,968,392
Sweden	—	9,300,381	—	9,300,381
Switzerland	—	7,268,584	—	7,268,584
United Kingdom	—	31,324,161	—	31,324,161
United States	573,266,652	—	—	573,266,652
Total Common Stocks	620,977,571	324,538,594	—	945,516,165
Total Short-Term Investment*	—	5,397,776	—	5,397,776
Securities Lending Reinvestments
Certificates of Deposit	—	9,005,079	—	9,005,079
Commercial Paper	—	5,001,885	—	5,001,885
Repurchase Agreements	—	67,344,380	—	67,344,380
Mutual Funds	27,700,000	—	—	27,700,000
Total Securities Lending Reinvestments	27,700,000	81,351,344	—	109,051,344
Total Investments	$648,677,571	$411,287,714	$—	$1,059,965,285

Collateral for Securities Loaned (Liability)	$—	$(109,044,407)	$—	$(109,044,407)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,059,965,285
Cash	11,507
Cash denominated in foreign currencies (c)	770,764
Receivable for:
Fund shares sold	35,014
Dividends and interest	3,641,430
Prepaid expenses	3,802

Total Assets	1,064,427,802
Liabilities
Collateral for securities loaned	109,044,407
Payables for:
Fund shares redeemed	193,574
Accrued Expenses:
Management fees	493,997
Distribution and service fees	75,682
Deferred trustees’ fees	163,276
Other expenses	198,028

Total Liabilities	110,168,964

Net Assets	$954,258,838

Net Assets Consist of:
Paid in surplus	$1,012,522,700
Distributable earnings (Accumulated losses)	(58,263,862)

Net Assets	$954,258,838

Net Assets
Class A	$594,086,946
Class B	337,853,556
Class E	22,318,336
Capital Shares Outstanding*
Class A	61,918,460
Class B	35,403,125
Class E	2,327,664
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.59
Class B	9.54
Class E	9.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,120,674,999.
(b)	Includes securities loaned at value of $106,643,921.
(c)	Identified cost of cash denominated in foreign currencies was $770,764.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$31,546,004
Interest	14,618
Securities lending income	162,334

Total investment income	31,722,956
Expenses
Management fees	6,745,576
Administration fees	53,454
Custodian and accounting fees	183,537
Distribution and service fees—Class B	958,629
Distribution and service fees—Class E	38,353
Audit and tax services	51,552
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	86,738
Insurance	9,477
Miscellaneous	54,753

Total expenses	8,236,723

Less management fee waiver	(397,193)
Less broker commission recapture	(97,628)

Net expenses	7,741,902

Net Investment Income	23,981,054

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(6,363,073)
Foreign currency transactions	(525,334)

Net realized gain (loss)	(6,888,407)

Net change in unrealized appreciation (depreciation) on:
Investments	(338,942,847)
Foreign currency transactions	(30,770)

Net change in unrealized appreciation (depreciation)	(338,973,617)

Net realized and unrealized gain (loss)	(345,862,024)

Net Increase (Decrease) in Net Assets From Operations	$(321,880,970)

(a)	Net of foreign withholding taxes of $1,246,838.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,981,054	$19,989,792
Net realized gain (loss)	(6,888,407)	208,289,575
Net change in unrealized appreciation (depreciation)	(338,973,617)	164,507,871

Increase (decrease) in net assets from operations	(321,880,970)	392,787,238

From Distributions to Shareholders
Class A	(91,857,121)	(25,070,933)
Class B	(52,303,267)	(13,592,164)
Class E	(3,528,793)	(880,014)

Total distributions	(147,689,181)	(39,543,111)

Increase (decrease) in net assets from capital share transactions	65,116,131	(254,579,358)

Total increase (decrease) in net assets	(404,454,020)	98,664,769

Net Assets
Beginning of period	1,358,712,858	1,260,048,089

End of period	$954,258,838	$1,358,712,858

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,370,550	$13,527,384	740,107	$9,675,494
Reinvestments	9,363,621	91,857,121	1,873,762	25,070,933
Redemptions	(4,342,489)	(56,284,551)	(15,511,467)	(209,253,658)

Net increase (decrease)	6,391,682	$49,099,954	(12,897,598)	$(174,507,231)

Class B
Sales	1,633,977	$17,147,824	1,220,598	$16,267,709
Reinvestments	5,353,456	52,303,267	1,020,433	13,592,164
Redemptions	(4,518,639)	(55,190,679)	(8,062,699)	(106,967,473)

Net increase (decrease)	2,468,794	$14,260,412	(5,821,668)	$(77,107,600)

Class E
Sales	152,089	$1,703,546	169,891	$2,274,373
Reinvestments	359,714	3,528,793	65,771	880,014
Redemptions	(301,952)	(3,476,574)	(456,577)	(6,118,914)

Net increase (decrease)	209,851	$1,755,765	(220,915)	$(2,964,527)

Increase (decrease) derived from capital shares transactions		$65,116,131		$(254,579,358)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$15.03	$11.53		$12.97		$10.72	$12.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.21		0.47		0.30	0.30
Net realized and unrealized gain (loss)	(3.96)	3.70		(1.16)		2.36	(1.29)

Total income (loss) from investment operations	(3.69)	3.91		(0.69)		2.66	(0.99)

Less Distributions
Distributions from net investment income	(0.55)	(0.41)		(0.52)		(0.41)	(0.74)
Distributions from net realized capital gains	(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(1.75)	(0.41)		(0.75)		(0.41)	(0.74)

Net Asset Value, End of Period	$9.59	$15.03		$11.53		$12.97	$10.72

Total Return (%) (b)	(24.71)	34.35	(c)(d)	(4.53	)(c)(d)	25.10	(8.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.65		0.67		0.67	0.66
Net ratio of expenses to average net assets (%)(e)	0.64	0.62		0.64		0.65	0.66
Ratio of net investment income (loss) to average net assets (%)	2.33	1.59		4.35		2.47	2.60
Portfolio turnover rate (%)	91	70		93		77	106
Net assets, end of period (in millions)	$594.1	$834.7		$788.7		$767.0	$747.2

	Class B
	Year Ended December 31,
	2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$14.95	$11.47		$12.90		$10.66	$12.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.18		0.43		0.27	0.27
Net realized and unrealized gain (loss)	(3.94)	3.68		(1.14)		2.35	(1.30)

Total income (loss) from investment operations	(3.70)	3.86		(0.71)		2.62	(1.03)

Less Distributions
Distributions from net investment income	(0.51)	(0.38)		(0.49)		(0.38)	(0.70)
Distributions from net realized capital gains	(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(1.71)	(0.38)		(0.72)		(0.38)	(0.70)

Net Asset Value, End of Period	$9.54	$14.95		$11.47		$12.90	$10.66

Total Return (%) (b)	(24.99)	34.07	(c)(d)	(4.77	)(c)(d)	24.81	(8.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.90		0.92		0.92	0.91
Net ratio of expenses to average net assets (%)(e)	0.89	0.87		0.89		0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	2.08	1.35		4.03		2.22	2.34
Portfolio turnover rate (%)	91	70		93		77	106
Net assets, end of period (in millions)	$337.9	$492.3		$444.4		$470.4	$448.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$15.02	$11.52		$12.96		$10.70	$12.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.19		0.44		0.29	0.28
Net realized and unrealized gain (loss)	(3.95)	3.70		(1.15)		2.36	(1.30)

Total income (loss) from investment operations	(3.70)	3.89		(0.71)		2.65	(1.02)

Less Distributions
Distributions from net investment income	(0.53)	(0.39)		(0.50)		(0.39)	(0.72)
Distributions from net realized capital gains	(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(1.73)	(0.39)		(0.73)		(0.39)	(0.72)

Net Asset Value, End of Period	$9.59	$15.02		$11.52		$12.96	$10.70

Total Return (%) (b)	(24.89)	34.21	(c)(d)	(4.71	)(c)(d)	25.05	(8.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.80		0.82		0.82	0.81
Net ratio of expenses to average net assets (%) (e)	0.79	0.77		0.79		0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	2.18	1.47		4.05		2.33	2.44
Portfolio turnover rate (%)	91	70		93		77	106
Net assets, end of period (in millions)	$22.3	$31.8		$26.9		$31.3	$27.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and 33.85% for the year ended December 31, 2021, and (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is CBRE Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $217,214 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-13

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $5,397,776. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $67,344,380. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

BHFTI-14

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into

BHFTI-15

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$981,569,513	$0	$1,023,805,928

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$6,745,576	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Investment Management Listed Real Assets LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

An identical agreement was in effect for the period April 30, 2021 to April 29, 2022 Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-16

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,132,385,674

Gross unrealized appreciation	45,515,354
Gross unrealized (depreciation)	(117,935,743)

Net unrealized appreciation (depreciation)	$(72,420,389)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$68,739,629	$39,543,111	$78,949,552	$—	$147,689,181	$39,543,111

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,937,049	$—	$(72,428,608)	$(9,609,026)	$(58,100,585)

BHFTI-17

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses $9,609,026.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the CBRE Global Real Estate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Global Real Estate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the CBRE Global Real Estate Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-22

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such

BHFTI-23

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

CBRE Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Investment Management Listed Real Assets LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Harris Oakmark International Portfolio returned -15.78%, -16.00%, and -15.93%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned -14.45%.

MARKET ENVIRONMENT / CONDITIONS

In 2022, a variety of macroeconomic concerns including inflation, supply chain disruptions, tightening financial conditions, currency volatility, and the continued presence of Covid-19 pressured equity markets. In addition, Russia’s invasion of Ukraine prompted additional unease among investors and volatility in energy prices. Supply concerns stemming from the conflict sent prices of West Texas Intermediate crude oil in excess of $120 per barrel, before eventually returning to $80 per barrel at the end of the year. Major currencies including the pound, yen, euro, Australian dollar and Swiss franc all depreciated against the dollar throughout the period. International equities benefitted from most international currencies strengthening relative to the U.S. dollar in the fourth quarter, though most major currencies still ended the year down 5% to 15% versus the U.S. dollar.

Euro zone inflation reached a peak of 10.6% during the year, before declining to 10.1% in November. Throughout the year, the European Central Bank enacted a series of hikes to its benchmark interest rate of 0.50% in July, 0.75% in September and November, and 0.50% in December to reach 2.5%. The Bank of England opted for a more aggressive policy stance and the United Kingdom (“U.K.”) Bank Rate reached 3.5% at year-end after a series of rate hikes. The Bank of Japan continued its accommodative policy stance on interest rates through most of the year, but surprised markets by doubling its cap on 10-year yields from 0.25% to 0.50% late in December. The Japanese central bank said the reason was to enhance the sustainability of monetary easing, but many investors speculated that it was a sign of a potential exit from its decade-long stimulus policy. Late in the year, China backpedaled from the zero-COVID policy it had followed since the onset of the pandemic, and subsequently saw a sharp increase in the number of COVID-19 cases.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Country weightings caused the Portfolio to underperform its benchmark, the MSCI EAFE Index, for the reporting period, while stock selection provided a positive effect. Stock selection in the U.K. and the Portfolio’s exposure to South Korea furnished the largest negative relative effects. China was the top contributor exclusively due to stock selection and the Portfolio’s position in Japan delivered the next best relative result.

The Portfolio’s worst detractor for the year was Credit Suisse Group (Switzerland) as its share price fell over 67% in 2022. Credit Suisse Group faced several challenges in 2022. The company suffered from a succession of negative internal and external events, which produced consistent quarterly net income losses during the year. Most recently, third-quarter results were impeded by a Swiss franc (“CHF”) 3.7 billion impairment of deferred tax assets (“DTA”). The DTA is attributed to the company’s securitized products segment, and the expected spin-off of this segment prompted the charge. Although the DTA impairment is a non-cash charge, it necessitated a larger than expected capital raise of CHF 4 billion to enable reaching its target capital ranges. However, Credit Suisse has instituted some restructuring initiatives to reinstate profitability. In addition, Credit Suisse saw the departure of some key executive team members in 2022, including Chief Executive Officer Thomas Gottstein, Chief Financial Officer David Mathers and General Counsel Romeo Cerutti. In our view, Credit Suisse’s new leadership team is a material upgrade and positions the company to better realize benefits from its restructuring plan that appears to be quite methodical and well contemplated.

The Portfolio’s top contributor to performance for the year was Glencore (Switzerland) as its share price gained over 39% for the full year. The share price of Glencore was volatile early in the year and rose mainly in the third and fourth quarters. In August, the company delivered a solid set of first-half earnings results, in our view, as marketing segment earnings increased over 100% year-over-year and profit of $3.7 billion handily surpassed the company’s long-term range of $2.2-$3.2 billion for the year. Furthermore, adjusted earnings in the coal segment reached $8.9 billion for the first half, which outpaced our full-year expectations of $15.4 billion. Management later participated in some corporate actions with the goal of enhancing the company’s value. The Australian Foreign Investment Review Board approved Metals Acquisition Corp’s purchase of CSA Copper Mine from Glencore. In addition, Glencore management announced plans to purchase all of Newmont’s stake in the MARA Project, an Argentina-based copper and gold mine, for $124.9 million along with other considerations. At its investor update event in December, Glencore issued its nine-month production report and lowered full-year output targets across most commodities as the company faced negative weather, labor and supply chain issues in certain geographies. Even so, management left intact its previously established long-term guidance range for earnings in the marketing segment. The company also announced plans to close 12 coal mines by 2035 as it endeavors to achieve its climate priorities.

Currency hedging was actively utilized throughout the year, as we believed that some currencies were overvalued compared to the U.S. dollar. However, at year-end no currencies remained hedged in the Portfolio. Currency hedges contributed 11 bps to the Portfolio’s return for the year.

At period end, the Portfolio held 64 securities across a variety of countries and industries. During 2022, we initiated 13 new positions and eliminated 13 positions. Compared with year-end 2021, at period end, the Portfolio had exposure to Denmark due to the purchase of DSV. The weighting in Germany increased roughly 3% mainly from the addition of Adidas and Siemens. The weighting in France also rose about 3% primarily due to the additions of Edenred and Kering.

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

The weighting in Switzerland fell nearly 4% largely from share sales and market value declines. Exposures to Finland, Indonesia and South Africa were eliminated during the year due to sales of the single holdings in those countries. There were no other material changes to country weightings for the reporting period.

As of December 31, 2022, the Portfolio was most heavily weighted in Germany (28%), the U.K. and France (both 16%). The smallest weightings were in Mexico (less than 1%), Australia and Denmark (both 1%).

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-15.78	-1.70	4.41
Class B	-16.00	-1.94	4.15
Class E	-15.93	-1.85	4.25
MSCI EAFE Index	-14.45	1.54	4.67

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
BNP Paribas S.A.	3.6
Intesa Sanpaolo S.p.A.	3.4
Mercedes-Benz Group AG	3.0
Lloyds Banking Group plc	3.0
Allianz SE	2.8
Prosus NV	2.7
Bayerische Motoren Werke AG	2.6
Continental AG	2.6
Fresenius SE & Co. KGaA	2.5
adidas AG	2.4

    Top Countries

% of Net Assets
Germany	28.0
United Kingdom	16.0
France	15.7
Switzerland	8.5
China	5.9
Netherlands	3.5
Italy	3.4
South Korea	3.3
Sweden	3.3
Canada	2.1

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.77%	$1,000.00	$1,041.70	$3.96
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,041.00	$5.25
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

Class E (a)	Actual	0.92%	$1,000.00	$1,041.50	$4.73
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Australia—0.8%
Orica, Ltd.	1,840,359	$18,805,698

Belgium—2.0%
Anheuser-Busch InBev S.A.	767,900	46,164,751

Canada—2.1%
Open Text Corp.	1,347,086	39,915,133
Restaurant Brands International, Inc.	152,820	9,882,870

		49,798,003

China—5.9%
Alibaba Group Holding, Ltd. (a) (b)	4,549,100	50,227,362
Prosus NV (a)	927,903	63,705,599
Vipshop Holdings, Ltd. (ADR) (a)	1,683,200	22,958,848

		136,891,809

Denmark—1.2%
DSV A/S	184,300	29,231,105

France—15.7%
Accor S.A. (a)	1,916,890	47,626,043
BNP Paribas S.A.	1,493,675	85,001,050
Capgemini SE	185,230	31,065,637
Danone S.A.	483,800	25,488,468
Edenred	380,130	20,684,449
Kering S.A.	73,300	37,513,653
Publicis Groupe S.A.	578,851	36,757,525
Valeo	1,953,573	34,822,026
Worldline S.A. (a)	1,226,800	47,870,161

		366,829,012

Germany—28.0%
adidas AG	409,533	55,905,418
Allianz SE	300,800	64,679,883
Bayer AG	1,023,560	52,848,939
Bayerische Motoren Werke AG	688,307	61,434,944
Continental AG	1,009,290	60,300,948
Daimler Truck Holding AG (a)	1,559,970	48,332,958
Fresenius Medical Care AG & Co. KGaA	816,000	26,689,860
Fresenius SE & Co. KGaA	2,047,100	57,594,897
Henkel AG & Co. KGaA	542,209	34,969,578
Mercedes-Benz Group AG	1,078,593	70,781,076
SAP SE	455,100	46,966,049
Siemens AG	356,500	49,479,576
ThyssenKrupp AG (a)	3,847,346	23,476,666

		653,460,792

Ireland—2.0%
Ryanair Holdings plc (ADR) (a)	621,970	46,498,477

Italy—3.4%
Intesa Sanpaolo S.p.A.	35,356,200	78,879,296

Japan—1.7%
Fujitsu, Ltd.	130,700	17,308,346
Komatsu, Ltd.	1,092,300	23,697,638

		41,005,984

Mexico—0.3%
Grupo Televisa S.A.B. (ADR)	1,382,472	6,304,072

Netherlands—3.5%
Akzo Nobel NV	226,400	15,106,775
EXOR NV	675,752	49,327,860
Koninklijke Philips NV	1,101,598	16,534,145

		80,968,780

South Korea—1.9%
NAVER Corp.	312,600	44,398,195

Spain—1.4%
Amadeus IT Group S.A. (a)	621,800	32,066,255

Sweden—3.3%
Sandvik AB	488,300	8,816,367
SKF AB - B Shares	2,351,333	35,982,896
Volvo AB - B Shares	1,750,991	31,704,597

		76,503,860

Switzerland—8.5%
Cie Financiere Richemont S.A. - Class A	94,647	12,247,855
Credit Suisse Group AG (a) (b)	8,345,786	25,074,608
Glencore plc (a)	6,001,065	40,127,767
Holcim AG (a)	922,148	47,552,564
Novartis AG	281,600	25,507,697
Roche Holding AG	41,700	13,104,719
Schindler Holding AG (Participation Certificate)	80,700	15,152,953
Swatch Group AG (The) - Bearer Shares	69,880	19,838,638

		198,606,801

United Kingdom—16.0%
Ashtead Group plc	429,700	24,547,342
CNH Industrial NV	3,463,800	55,629,172
Compass Group plc	572,200	13,221,797
Informa plc	2,887,949	21,651,880
Liberty Global plc - Class A (a)	1,650,400	31,242,072
Lloyds Banking Group plc	126,669,800	69,558,560
Prudential plc	3,694,700	49,999,020
Reckitt Benckiser Group plc	166,500	11,583,245
Rolls-Royce Holdings plc (a)	7,953,365	8,904,512
Schroders plc	8,112,141	42,642,886
Smiths Group plc	612,609	11,810,747
WPP plc	3,352,034	33,278,478

		374,069,711

Total Common Stocks (Cost $2,382,009,003)		2,280,482,601

Preferred Stock—1.4%

South Korea—1.4%
Samsung Electronics Co., Ltd. (Cost $45,147,953)	814,200	32,761,663

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investment—1.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $25,232,637; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $25,732,152.	25,227,591	$25,227,591

Total Short-Term Investments (Cost $25,227,591)		25,227,591

Securities Lending Reinvestments (c)—0.0%

Repurchase Agreements—0.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $200; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $204.	200	200
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $200; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $204.	200	200
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $155; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $158.	155	155
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $200; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $204.	200	200
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $200; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $204.	200	200
Societe Generale Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $200; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $204.	200	200

		1,155

Total Securities Lending Reinvestments (Cost $1,155)		1,155

Total Investments—100.2% (Cost $2,452,385,702)		2,338,473,010
Other assets and liabilities (net)—(0.2)%		(4,137,887)

Net Assets—100.0%		$2,334,335,123

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $2,087,916 and the collateral received consisted of cash in the amount of $1,155. A position on loan was received as part of a corporate action. The counterparty was delayed in posting the associated collateral to the lending agent. Sufficient collateral was maintained by the lending agent on their books for exposure to the counterparty. Subsequent to year-end, the appropriate collateral was posted to the Portfolio. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Banks	10.0
Machinery	9.4
IT Services	6.4
Internet & Direct Marketing Retail	5.9
Automobiles	5.7
Textiles, Apparel & Luxury Goods	5.4
Insurance	4.9
Media	4.2
Auto Components	4.1
Pharmaceuticals	3.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$18,805,698	$—	$18,805,698
Belgium	—	46,164,751	—	46,164,751
Canada	49,798,003	—	—	49,798,003
China	22,958,848	113,932,961	—	136,891,809
Denmark	—	29,231,105	—	29,231,105
France	—	366,829,012	—	366,829,012
Germany	—	653,460,792	—	653,460,792
Ireland	46,498,477	—	—	46,498,477
Italy	—	78,879,296	—	78,879,296
Japan	—	41,005,984	—	41,005,984
Mexico	6,304,072	—	—	6,304,072
Netherlands	—	80,968,780	—	80,968,780
South Korea	—	44,398,195	—	44,398,195
Spain	—	32,066,255	—	32,066,255
Sweden	—	76,503,860	—	76,503,860
Switzerland	—	198,606,801	—	198,606,801
United Kingdom	31,242,072	342,827,639	—	374,069,711
Total Common Stocks	156,801,472	2,123,681,129	—	2,280,482,601
Total Preferred Stock*	—	32,761,663	—	32,761,663
Total Short-Term Investment*	—	25,227,591	—	25,227,591
Total Securities Lending Reinvestments*	—	1,155	—	1,155
Total Investments	$156,801,472	$2,181,671,538	$—	$2,338,473,010

Collateral for Securities Loaned (Liability)	$—	$(1,155)	$—	$(1,155)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,338,473,010
Cash	256,026
Cash denominated in foreign currencies (c)	658,770
Receivable for:
Investments sold	3,679,053
Fund shares sold	58,458
Dividends and interest	2,537,046
Prepaid expenses	9,129

Total Assets	2,345,671,492
Liabilities
Collateral for securities loaned	1,155
Payables for:
Investments purchased	3,898,113
Fund shares redeemed	5,184,032
Accrued Expenses:
Management fees	1,469,741
Distribution and service fees	169,788
Deferred trustees’ fees	163,276
Other expenses	450,264

Total Liabilities	11,336,369

Net Assets	$2,334,335,123

Net Assets Consist of:
Paid in surplus	$2,597,837,729
Distributable earnings (Accumulated losses)	(263,502,606)

Net Assets	$2,334,335,123

Net Assets
Class A	$1,531,982,979
Class B	741,457,591
Class E	60,894,553
Capital Shares Outstanding*
Class A	136,466,063
Class B	67,925,963
Class E	5,516,878
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.23
Class B	10.92
Class E	11.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,452,385,702.
(b)	Includes securities loaned at value of $2,087,916.
(c)	Identified cost of cash denominated in foreign currencies was $660,015.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$65,476,325
Interest	330,568
Securities lending income	562,745

Total investment income	66,369,638
Expenses
Management fees	19,056,262
Administration fees	103,583
Custodian and accounting fees	603,606
Distribution and service fees—Class B	1,965,113
Distribution and service fees—Class E	98,979
Audit and tax services	52,592
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	99,000
Insurance	22,676
Miscellaneous	85,756

Total expenses	22,142,222
Less management fee waiver	(1,225,626)

Net expenses	20,916,596

Net Investment Income	45,453,042

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(78,568,762)
Foreign currency transactions	(1,081,098)
Forward foreign currency transactions	2,850,315

Net realized gain (loss)	(76,799,545)

Net change in unrealized appreciation (depreciation) on:
Investments	(422,256,355)
Foreign currency transactions	(15,038)
Forward foreign currency transactions	523,705

Net change in unrealized appreciation (depreciation)	(421,747,688)

Net realized and unrealized gain (loss)	(498,547,233)

Net Increase (Decrease) in Net Assets From Operations	$(453,094,191)

(a)	Net of foreign withholding taxes of $7,945,281.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,453,042	$54,178,326
Net realized gain (loss)	(76,799,545)	260,992,557
Net change in unrealized appreciation (depreciation)	(421,747,688)	(48,190,387)

Increase (decrease) in net assets from operations	(453,094,191)	266,980,496

From Distributions to Shareholders
Class A	(126,527,645)	(16,654,085)
Class B	(60,626,449)	(6,354,518)
Class E	(5,121,190)	(637,461)

Total distributions	(192,275,284)	(23,646,064)

Increase (decrease) in net assets from capital share transactions	(10,057,128)	(443,525,508)

Total increase (decrease) in net assets	(655,426,603)	(200,191,076)

Net Assets
Beginning of period	2,989,761,726	3,189,952,802

End of period	$2,334,335,123	$2,989,761,726

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	3,404,230	$38,311,872	3,487,929	$51,901,386
Reinvestments	11,378,385	126,527,645	1,059,420	16,654,085
Redemptions	(13,218,618)	(167,592,969)	(24,023,336)	(344,356,382)

Net increase (decrease)	1,563,997	$(2,753,452)	(19,475,987)	$(275,800,911)

Class B
Sales	4,362,000	$47,100,199	3,430,005	$48,989,947
Reinvestments	5,598,010	60,626,449	414,786	6,354,518
Redemptions	(9,509,928)	(112,527,564)	(14,901,443)	(211,892,775)

Net increase (decrease)	450,082	$(4,800,916)	(11,056,652)	$(156,548,310)

Class E
Sales	418,234	$4,925,519	532,801	$7,542,144
Reinvestments	468,116	5,121,190	41,180	637,461
Redemptions	(1,054,417)	(12,549,469)	(1,345,518)	(19,355,892)

Net increase (decrease)	(168,067)	$(2,502,760)	(771,537)	$(11,176,287)

Increase (decrease) derived from capital shares transactions		$(10,057,128)		$(443,525,508)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.50	$13.45	$13.61	$12.16	$16.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.27	0.07	0.42	0.33
Net realized and unrealized gain (loss)	(2.53)	0.91	0.43	2.40	(4.13)

Total income (loss) from investment operations	(2.30)	1.18	0.50	2.82	(3.80)

Less Distributions
Distributions from net investment income	(0.30)	(0.13)	(0.37)	(0.33)	(0.31)
Distributions from net realized capital gains	(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.97)	(0.13)	(0.66)	(1.37)	(0.96)

Net Asset Value, End of Period	$11.23	$14.50	$13.45	$13.61	$12.16

Total Return (%) (b)	(15.78)	8.66	5.37	24.83	(23.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.76	0.75	0.78	0.80	0.79
Ratio of net investment income (loss) to average net assets (%)	1.92	1.82	0.60	3.26	2.14
Portfolio turnover rate (%)	34	31	48	35	43
Net assets, end of period (in millions)	$1,532.0	$1,956.0	$2,075.7	$1,946.6	$1,670.5

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.12	$13.10	$13.27	$11.88	$16.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.23	0.04	0.38	0.29
Net realized and unrealized gain (loss)	(2.46)	0.88	0.42	2.34	(4.05)

Total income (loss) from investment operations	(2.27)	1.11	0.46	2.72	(3.76)

Less Distributions
Distributions from net investment income	(0.26)	(0.09)	(0.34)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.93)	(0.09)	(0.63)	(1.33)	(0.92)

Net Asset Value, End of Period	$10.92	$14.12	$13.10	$13.27	$11.88

Total Return (%) (b)	(16.00)	8.44	5.12	24.52	(23.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.01	1.00	1.03	1.05	1.04
Ratio of net investment income (loss) to average net assets (%)	1.68	1.58	0.34	3.01	1.92
Portfolio turnover rate (%)	34	31	48	35	43
Net assets, end of period (in millions)	$741.5	$952.6	$1,028.8	$1,039.4	$941.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.27	$13.24	$13.40	$11.99	$16.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.24	0.04	0.40	0.31
Net realized and unrealized gain (loss)	(2.49)	0.90	0.44	2.36	(4.09)

Total income (loss) from investment operations	(2.28)	1.14	0.48	2.76	(3.78)

Less Distributions
Distributions from net investment income	(0.28)	(0.11)	(0.35)	(0.31)	(0.28)
Distributions from net realized capital gains	(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.95)	(0.11)	(0.64)	(1.35)	(0.93)

Net Asset Value, End of Period	$11.04	$14.27	$13.24	$13.40	$11.99

Total Return (%) (b)	(15.93)	8.52	5.24	24.60	(23.86)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.91	0.90	0.93	0.95	0.94
Ratio of net investment income (loss) to average net assets (%)	1.79	1.68	0.42	3.12	2.05
Portfolio turnover rate (%)	34	31	48	35	43
Net assets, end of period (in millions)	$60.9	$81.1	$85.5	$91.2	$85.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

amount of $185,371 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $25,227,591. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,155. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments.

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The Portfolio had no open forward foreign currency exchange contracts at December 31, 2022.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,850,315

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$523,705

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$45,177,639

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$827,555,993	$0	$916,543,473

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$19,056,262	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.075%	Over $1 billion

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical agreement was in place for the period July 1, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,573,532,007

Gross unrealized appreciation	266,121,886
Gross unrealized (depreciation)	(501,180,883)

Net unrealized appreciation (depreciation)	$(235,058,997)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$98,321,288	$23,646,064	$93,953,996	$—	$192,275,284	$23,646,064

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$47,289,583	$—	$(235,058,894)	$(75,570,018)	$(263,339,329)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $33,376,827 and accumulated long-term capital losses of $42,193,191.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Harris Oakmark International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned -12.41%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

For the year, global equities and bonds broadly declined amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting towards tighter monetary policy. Despite the rebound in the fourth quarter of 2022, trailing one-year returns for global equities and bonds were both in negative territory. Commodities led major asset classes for the second year in a row on the back of strong gains within energy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

The Portfolio outperformed its benchmark for the reporting period. Within the Portfolio’s strategic allocation, the largest contributor to performance came from commodities, led by energy. Higher energy prices were driven not only by tight supplies stemming from long-standing underinvestment and the additional pressures brought upon by Russia’s invasion of Ukraine, but also on increased demand. Agriculture commodities also bolstered results as adverse weather impacted crops such as the soy complex and corn. Metals did not fare as well over the year as concerns that the aggressive central bank hiking would plunge economies into recession led to demand destruction for industrial metals like aluminum and copper. Gold and silver prices also fell on a combination of a strong U.S. dollar and higher inflation-adjusted interest rates.

The Portfolio’s exposure to global equity markets detracted from results as five of the six underlying markets in which the Portfolio was invested posted losses because of the resurgence of inflation and central bank efforts to combat it. Of the equity markets that the Portfolio invests in, only the United Kingdom was able to post positive results as the sector make-up of its market had a higher exposure to sectors like Energy that performed well in this environment. U.S. large and small cap equities fell over the period as a result of aggressive interest rate hiking by the Federal Reserve as well as a sector make-up that tilted toward growth-oriented sectors like Technology that were relative underperformers. European equities fell on interest rate hikes and inflationary pressures as well as the war between Russia and Ukraine, which has raised fears regarding energy security and the follow through impact on economic activity. Emerging market equities were the lead detractor within the asset class largely due to the poor performance of China.

The Portfolio’s exposure to government bonds was the largest detractor for the year due to a combination of strong inflation readings and aggressive monetary policy actions by central banks. Japanese government bonds were the relative outperformer among the six bond markets in which the Portfolio invests due to the Bank of Japan’s decision to keep interest rates unchanged. The other bond markets—Australia, Canada, the United Kingdom, the U.S., and Germany—all generated losses as their respective central banks hiked interest rates to the highest levels in at least a decade as inflation remained well above target levels. Periods of high inflation and higher interest rates are damaging to bond returns as their fixed coupon payments become less attractive and have a downward impact on prices.

Tactical positioning detracted from Portfolio results, as did losses in equities and commodities that overshadowed positive results from underweight allocation exposures across government bonds.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes as compared to investing directly. Additionally, the leverage used in the strategy is inherent in these instruments. Derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had an overweight allocation to all equity markets, except emerging markets, which was neutral. Across government bond markets, the Portfolio was underweight to all markets. In commodities, the Portfolio was marginally overweight agriculture and energy and underweight metals.

Scott Wolle

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Invesco Balanced-Risk Allocation Portfolio
Class B	-12.41	2.68	3.75
Dow Jones Moderate Portfolio Index	-14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	57.2
Commodities - Production Weighted	30.6
Global Developed Equities	26.4
Emerging Market Equities	5.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.90%	$1,000.00	$964.40	$4.46
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—5.1% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—5.1%
U.S. Treasury Floating Rate Notes 4.323%, 3M USTBMM - 0.075%, 04/30/24 (a)	30,700,000	$30,640,891
4.435%, 3M USTBMM + 0.037%, 07/31/24 (a)	29,400,000	29,365,577

Total U.S. Treasury & Government Agencies (Cost $60,099,987)		60,006,468

Commodity-Linked Securities—3.2%
Canadian Imperial Bank of Commerce Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to CIBC Custom 7 Agriculture Commodity Index, multiplied by 2), 12/26/23 (144A) (a)	11,670,000	12,732,055
Cargill, Inc.Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 11/14/23 (144A) (a)	23,000,000	25,125,763

Total Commodity-Linked Securities (Cost $34,670,000)		37,857,818

Municipals—2.1%
New York State Housing Finance Agency 4.320%, 11/01/46 (a)	10,100,000	10,100,000
Port of Portland OR Airport Revenue 4.260%, 07/01/26 (a)	14,235,000	14,235,000

Total Municipals (Cost $24,335,000)		24,335,000

Short-Term Investments—84.0%

Certificate of Deposit—2.5%
Bank of Nova Scotia 5.040%, SOFR + 0.740%, 08/09/23 (a)	20,000,000	20,034,834
Korea Development Bank 4.710%, SOFR + 0.410%, 03/09/23 (a)	10,000,000	10,002,805

		30,037,639

Commercial Paper—57.0%
ABN AMRO Funding USA LLC 4.388%, 02/01/23 (b)	35,000,000	34,858,577
Anglesea Funding LLC 4.289%, 02/01/23 (144A) (b)	18,000,000	17,928,093
Atlantic Asset Securitization LLC 4.800%, SOFR + 0.500%, 01/05/23 (144A) (a)	12,000,000	12,000,420
Britannia Funding Co. LLC 3.897%, 01/09/23 (144A) (b)	5,000,000	4,993,971
Caisse des Depots et Consignations 3.095%, 01/06/23 (144A) (b)	30,000,000	29,975,191
4.523%, 03/09/23 (144A) (b)	5,000,000	4,957,814
CDP Financial, Inc. 4.343%, 02/02/23 (144A) (b)	35,000,000	34,856,076
Citigroup Global Markets Inc. 5.080%, SOFR + 0.780%, 05/25/23 (144A) (a)	25,000,000	25,035,522
Collateralized Commercial Paper FLEX Co. LLC 3.330%, 02/01/23 (144A) (b)	10,000,000	9,958,310

Commercial Paper—(Continued)
Dexia Credit Local S.A. 4.644%, 03/15/23 (144A) (b)	13,500,000	13,371,187
Emory University 4.250%, 01/11/23	28,400,000	28,399,546
4.300%, 02/06/23	7,500,000	7,490,425
Export Development Canada
3.466%, 01/06/23 (b)	12,000,000	11,989,990
4.284%, 02/07/23 (b)	16,500,000	16,421,958
Federation des Caisses Desjardins du Quebec 4.683%, 03/21/23 (144A) (b)	15,000,000	14,845,324
Halkin Finance LLC 4.800%, SOFR + 0.500%, 01/20/23 (144A) (a)	20,000,000	20,004,120
KFW 4.499%, 03/13/23 (144A) (b)	20,000,000	19,821,191
Korea Development Bank 4.686%, 03/16/23 (b)	20,000,000	19,807,129
L’Oreal S. A. 4.096%, 01/26/23 (144A) (b)	14,550,000	14,502,651
LVMH Moet Hennessy Louis Vuitton SE 4.308%, 02/15/23 (144A) (b)	15,500,000	15,410,516
4.360%, 02/06/23 (b)	15,000,000	14,930,270
Mackinac Funding Co. LLC 3.909%, 01/12/23 (144A) (b)	25,000,000	24,960,892
Nationwide Building Society 3.210%, 01/04/23 (b)	17,500,000	17,489,563
3.576%, 01/06/23 (b)	14,000,000	13,988,349
Nestle Finance International, Ltd. 4.098%, 01/19/23 (144A) (b)	42,000,000	41,901,510
Novartis Finance Corp. 3.919%, 01/10/23 (144A) (b)	15,000,000	14,980,301
Old Line Funding LLC 4.890%, FEDL01 + 0.560%, 02/10/23 (144A) (a)	32,500,000	32,509,750
Ontario Teachers’ Finance Trust 5.085%, 05/04/23 (144A) (b)	8,500,000	8,359,130
Pacific Life Short Term Funding LLC 3.843%, 01/09/23 (b)	8,200,000	8,190,180
4.404%, 02/17/23 (b)	10,500,000	10,436,631
4.882%, 04/10/23 (144A) (b)	15,000,000	14,802,798
Procter & Gamble Co. (The) 2.400%, 01/03/23 (144A) (b)	15,000,000	14,992,865
3.584%, 01/17/23 (b)	15,000,000	14,967,825
Skandinaviska Enskilda Banken AB 4.800%, SOFR + 0.500%, 02/21/23 (144A) (a)	15,000,000	15,004,717
TotalEnergies Capital Canada, Ltd. 4.174%, 01/18/23 (144A) (b)	25,000,000	24,941,746
Toyota Motor Credit Corp. 4.760%, SOFR + 0.460%, 02/14/23 (a)	20,100,000	20,103,779
Unilever Capital Corp. 4.045%, 01/23/23 (144A) (b)	25,000,000	24,928,250

		674,116,567

Mutual Funds—14.6%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 4.290% (c) (d)	110,716,720	110,716,720

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 4.220% (c) (d)	37,195,804	$37,195,804
STIT-Treasury Portfolio, Institutional Class 4.200% (c) (d)	24,027,394	24,027,394

		171,939,918

U.S. Treasury—9.9%
U.S. Treasury Bills
3.670%, 03/16/23 (b)	53,400,000	52,957,154
4.336%, 03/30/23 (b)	12,000,000	11,877,074
4.511%, 06/15/23 (b)	25,000,000	24,496,030
4.535%, 06/08/23 (b)	28,000,000	27,452,786

		116,783,044

Total Short-Term Investments (Cost $992,933,316)		992,877,168

Total Investments—94.4% (Cost $1,112,038,303)		1,115,076,454
Other assets and liabilities (net)—5.6%		66,749,205

Net Assets—100.0%		$1,181,825,659

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $492,900,163, which is 41.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/23	1,630	AUD	188,560,764	$(7,605,663)
Brent Crude Oil Futures	04/28/23	284	USD	24,071,840	(49,421)
Canada Government Bond 10 Year Futures	03/22/23	1,610	CAD	197,305,500	(3,292,959)
Euro STOXX 50 Index Futures	03/17/23	1,305	EUR	49,394,250	(2,246,001)
Euro-Bund Futures	03/08/23	971	EUR	129,075,030	(8,792,986)
FTSE 100 Index Futures	03/17/23	695	GBP	51,888,700	(65,384)
Japanese Government 10 Year Bond Futures	03/13/23	79	JPY	11,491,340,000	(1,628,574)
MSCI Emerging Markets Index Mini Futures	03/17/23	1,440	USD	69,076,800	(1,885,723)
Natural Gas Futures	11/28/23	171	USD	8,339,670	(1,419,285)
New York Harbor ULSD Futures	03/31/23	181	USD	23,262,880	1,234,449
RBOB Gasoline Futures	01/31/23	256	USD	26,646,682	4,046,642
Russell 2000 Index E-Mini Futures	03/17/23	810	USD	71,721,450	(2,095,663)
S&P 500 Index E-Mini Futures	03/17/23	193	USD	37,258,650	(1,579,376)
Silver Futures	03/29/23	103	USD	12,380,600	971,181
TOPIX Index Futures	03/09/23	609	JPY	11,519,235,000	(2,333,241)
U.S. Treasury Long Bond Futures	03/22/23	572	USD	71,696,625	(1,064,360)
United Kingdom Long Gilt Bond Futures	03/29/23	881	GBP	88,011,900	(6,345,023)
WTI Light Sweet Crude Oil Futures	06/20/23	306	USD	24,427,980	1,094,770

Net Unrealized Depreciation					$(33,056,617)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	0.260%	Monthly	11/20/23	BBP	Barclays Copper Excess Return Index	USD	7,104,579	$58,674	$—	$58,674
Pay	0.270%	Monthly	08/16/23	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	24,970,712	(37,335)	—	(37,335)
Pay	0.400%	Monthly	12/13/23	GSI	Goldman Sachs Commodity i-Select Strategy 1121 (a)	USD	21,771,725	557,657	—	557,657
Pay	0.090%	Monthly	11/01/23	JPMC	S&P GSCI Gold Excess Return Index	USD	17,667,287	304,085	—	304,085
Pay	0.250%	Monthly	03/08/23	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	21,979,500	412,481	—	412,481
Pay	0.300%	Monthly	02/09/23	MBL	Macquarie Dynamic Roll Aluminum Excess Return Index	USD	2,927,954	(7,296)	—	(7,296)
Pay	0.140%	Monthly	11/01/23	MLI	Merrill Lynch Gold Excess Return Index	USD	10,279,150	—	—	—
Pay	0.250%	Monthly	06/26/23	MLI	Merrill Lynch Natural Gas Excess Return Index	USD	14,147,509	—	—	—
Pay	0.300%	Monthly	07/10/23	MSCS	Morgan Stanley GSCI Aluminum Dynamic Roll Index	USD	16,819,970	(108,104)	—	(108,104)
Pay	0.350%	Monthly	05/03/23	RBC	RBC Enhanced Agricultural Basket 07 Excess Return Index (b)	USD	32,528,103	—	—	—

Totals								$1,180,162	$—	$1,180,162

Cash in the amount of $1,510,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of December 31, 2022:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$4,417,483	20.3%
Cotton No. 2	4,056,072	18.6%
Soybean	4,047,364	18.6%
Soybean Oil	3,048,042	14.0%
Corn No. 2 Yellow	1,759,155	8.1%
Wheat	1,454,351	6.7%
Sugar No. 11	1,354,201	6.2%
Coffee “C”	1,336,784	6.1%
Live Cattle	191,591	0.9%
Lean Hogs	106,682	0.5%

	$21,771,725	100.0%

(b)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Royal Bank of Canada, as of December 31, 2022:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$6,599,953	20.3%
Cotton No. 2	6,059,986	18.6%
Soybean	6,046,974	18.6%
Soybean Oil	4,553,934	14.0%
Corn No. 2 Yellow	2,628,271	8.1%
Wheat	2,172,877	6.7%
Sugar No. 11	2,023,248	6.2%
Coffee “C”	1,997,225	6.1%
Live Cattle	286,247	0.9%
Lean Hogs	159,388	0.5%

	$32,528,103	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merill Lynch International
(MSCS)—	Morgan Stanley Capital Services LLC
(RBC)—	Royal Bank of Canada

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$60,006,468	$—	$60,006,468
Total Commodity-Linked Securities*	—	37,857,818	—	37,857,818
Total Municipals*	—	24,335,000	—	24,335,000
Short-Term Investments
Certificate of Deposit	—	30,037,639	—	30,037,639
Commercial Paper	—	674,116,567	—	674,116,567
Mutual Funds	171,939,918	—	—	171,939,918
U.S. Treasury	—	116,783,044	—	116,783,044
Total Short-Term Investments	171,939,918	820,937,250	—	992,877,168
Total Investments	$171,939,918	$943,136,536	$—	$1,115,076,454

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,347,042	$—	$—	$7,347,042
Futures Contracts (Unrealized Depreciation)	(40,403,659)	—	—	(40,403,659)
Total Futures Contracts	$(33,056,617)	$—	$—	$(33,056,617)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,332,897	$—	$1,332,897
OTC Swap Contracts at Value (Liabilities)	—	(152,735)	—	(152,735)
Total OTC Swap Contracts	$—	$1,180,162	$—	$1,180,162

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$943,136,536
Affiliated investments at value (b)	171,939,918
Cash	395,729
Cash collateral (c)	69,388,000
OTC swap contracts at market value	1,332,897
Receivable for:
Fund shares sold	136,944
Dividends and interest	963,978
Dividends on affiliated investments	90,253
OTC swap contracts	740,942
Prepaid expenses	4,955

Total Assets	1,188,130,152
Liabilities
OTC swap contracts at market value	152,735
Payables for:
OTC swap contracts	2,814,866
Fund shares redeemed	285,264
Variation margin on futures contracts	1,818,928
Interest on OTC swap contracts	13,741
Accrued Expenses:
Management fees	629,406
Distribution and service fees	255,929
Deferred trustees’ fees	142,968
Other expenses	190,656

Total Liabilities	6,304,493

Net Assets	$1,181,825,659

Net Assets Consist of:
Paid in surplus	$1,312,465,923
Distributable earnings (Accumulated losses)	(130,640,264)

Net Assets	$1,181,825,659

Net Assets
Class B	$1,181,825,659
Capital Shares Outstanding*
Class B	150,328,226
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$7.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $940,098,385.
(b)	Identified cost of affiliated investments was $171,939,918.
(c)	Includes collateral of $2,740,000 for OTC swap contracts and $66,648,000 for futures contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$2,332,381
Interest	17,031,708

Total investment income	19,364,089

Expenses
Management fees	8,157,134
Administration fees	88,506
Custodian and accounting fees	110,166
Distribution and service fees—Class B	3,190,473
Audit and tax services	98,331
Legal	52,189
Trustees’ fees and expenses	9,574
Shareholder reporting	44,067
Insurance	10,510
Miscellaneous	19,042

Total expenses	11,779,992
Less management fee waiver	(330,303)

Net expenses	11,449,689

Net Investment Income	7,914,400

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,513,472
Futures contracts	(157,260,425)
Swap contracts	10,063,330
Foreign currency transactions	2,508,094

Net realized gain (loss)	(120,175,529)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,318,906)
Futures contracts	(48,828,929)
Swap contracts	(2,480,627)
Foreign currency transactions	211,843

Net change in unrealized appreciation (depreciation)	(57,416,619)

Net realized and unrealized gain (loss)	(177,592,148)

Net Increase (Decrease) in Net Assets From Operations	$(169,677,748)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,914,400	$(11,308,354)
Net realized gain (loss)	(120,175,529)	160,739,619
Net change in unrealized appreciation (depreciation)	(57,416,619)	(17,877,754)

Increase (decrease) in net assets from operations	(169,677,748)	131,553,511

From Distributions to Shareholders
Class B	(154,290,949)	(85,289,315)

Total distributions	(154,290,949)	(85,289,315)

Increase (decrease) in net assets from capital share transactions	107,735,831	(51,387,993)

Total increase (decrease) in net assets	(216,232,866)	(5,123,797)

Net Assets
Beginning of period	1,398,058,525	1,403,182,322

End of period	$1,181,825,659	$1,398,058,525

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	10,829,237	$96,901,731	3,908,070	$40,044,866
Reinvestments	18,815,969	154,290,949	8,486,499	85,289,315
Redemptions	(15,968,979)	(143,456,849)	(17,344,283)	(176,722,174)

Net increase (decrease)	13,676,227	$107,735,831	(4,949,714)	$(51,387,993)

Increase (decrease) derived from capital shares transactions		$107,735,831		$(51,387,993)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.23	$9.91	$10.11	$8.77	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	(0.08)	(0.02)	0.13	0.10
Net realized and unrealized gain (loss)	(1.28)	1.03	0.87	1.21	(0.69)

Total income (loss) from investment operations	(1.22)	0.95	0.85	1.34	(0.59)

Less Distributions
Distributions from net investment income	(0.59)	(0.32)	(0.53)	0.00	(0.12)
Distributions from net realized capital gains	(0.56)	(0.31)	(0.52)	0.00	(0.79)
Distributions from return of capital	0.00	0.00	0.00	0.00	(0.00	)(b)

Total distributions	(1.15)	(0.63)	(1.05)	0.00	(0.91)

Net Asset Value, End of Period	$7.86	$10.23	$9.91	$10.11	$8.77

Total Return (%) (c)	(12.41)	9.69	10.14	15.28	(6.43)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.92	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (d) (e)	0.90	0.90	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	0.62	(0.80)	(0.22)	1.40	1.04
Portfolio turnover rate (%)	132	57	147	44	103
Net assets, end of period (in millions)	$1,181.8	$1,398.1	$1,403.2	$1,445.0	$1,415.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022, 2021, 2020, 2019 and 2018 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $287,094,536 in the Subsidiary, representing 24.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another

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market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$28,729,565
Equity			Unrealized depreciation on futures contracts (a) (b)	10,205,388
Commodity	OTC swap contracts at market value (c)	$1,332,897	OTC swap contracts at market value (c)	152,735
	Unrealized appreciation on futures contracts (a) (b)	7,347,042	Unrealized depreciation on futures contracts (a) (b)	1,468,706

Total		$8,679,939		$40,556,394

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $13,741.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$58,674	$—	$(30,000)	$28,674
Goldman Sachs International	557,657	—	(330,000)	227,657
JPMorgan Chase Bank N.A.	716,566	—	(550,000)	166,566

	$1,332,897	$—	$(910,000)	$422,897

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$37,335	$—	$—	$37,335
Macquarie Bank, Ltd	7,296	—	—	7,296
Morgan Stanley Capital Services LLC	108,104	—	—	108,104

	$152,735	$—	$—	$152,735

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Swap contracts	$—	$—	$10,063,330	$10,063,330
Futures contracts	(118,856,595)	(67,463,567)	29,059,737	(157,260,425)

	$(118,856,595)	$(67,463,567)	$39,123,067	$(147,197,095)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Swap contracts	$—	$—	$(2,480,627)	$(2,480,627)
Futures contracts	(34,451,275)	(16,402,293)	2,024,639	(48,828,929)

	$(34,451,275)	$(16,402,293)	$(455,988)	$(51,309,556)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	1,498,455,768
Swap contracts	183,548,148

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$60,099,984	$142,340,000	$59,000,000	$181,227,431

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$8,157,134	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Management Fee Waiver - The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $223,060 was waived for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee to reflect a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to this voluntary subadvisory fee waiver. $107,243 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of December 31, 2022
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$144,038,799	$635,013,561	$(668,335,640)	$110,716,720
STIT-Government & Agency Portfolio, Institutional Class	43,650,258	617,014,712	(623,469,166)	37,195,804
STIT-Treasury Portfolio, Institutional Class	28,330,363	411,343,142	(415,646,111)	24,027,394

	$216,019,420	$1,663,371,415	$(1,707,450,917)	$171,939,918

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Security Description	Income earned from affiliates during the period	Number of shares held December 31, 2022
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$ 1,306,728	110,716,720
STIT-Government & Agency Portfolio, Institutional Class	574,297	37,195,804
STIT-Treasury Portfolio, Institutional Class	451,356	24,027,394

	$2,332,381

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,112,038,305

Gross unrealized appreciation	4,380,416
Gross unrealized (depreciation)	(9,144,206)

Net unrealized appreciation (depreciation)	$(4,763,790)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$124,126,897	$58,712,676	$30,164,052	$26,576,639	$154,290,949	$85,289,315

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,040,543	$—	$(4,676,084)	$(163,861,754)	$(130,497,295)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $64,670,224 and accumulated long-term capital losses of $99,191,530.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Balanced-Risk Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index for the one- and three-year periods ended October 31, 2022 and underperformed its benchmark for the five-year period ended October 31, 2022. The Board also considered that the Portfolio outperformed its blended benchmark for the one-year period ended October 31, 2022 and underperformed its blended benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-28

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Invesco Comstock Portfolio returned 0.88% and 0.64%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned -7.54%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy. The Russian invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas, and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008. Inflation continued to be a top concern for consumers, investors, and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March 2022 and indicated it would taper its asset purchase program quickly.

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a U.S. recession. Driven by higher food and energy prices, the Consumer Price Index rose to another 40-year high of 8.6% for the twelve months ended May 2022. In early June 2022, oil prices peaked near $122 per barrel, resulting in skyrocketing gasoline prices, and the national average price reached a record high above $5 per gallon. To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and by another 0.75% in July, which were the largest increases in nearly 30 years. U.S. equity markets rose in July and August until Fed Chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.

After experiencing a sharp drop in September 2022, U.S. equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued interest rate hikes until data shows inflation meaningfully declining, sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, although companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December, marking its highest level in over a decade.

In this environment, U.S. stocks had double-digit negative returns for the year of -18.11%, as measured by the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 months ended December 31, 2022, the Portfolio outperformed its benchmark over the period due to stock selection and a material overweight allocation in Energy being the largest contributor to relative returns. Energy stocks were buoyed by rising oil prices driven by Russia’s invasion of Ukraine and continued supply shortages. All holdings within the sector, including Marathon Oil, Devon Energy and Pioneer Resources, were notable contributors to absolute and relative returns. We believe tailwinds for Energy companies remain favorable due to limited supply, with no short-term solution. A material underweight allocation in Communication Services also enhanced relative returns, as the sector was the second worst performing sector for the period.

Stock selection within Healthcare also boosted relative returns. McKesson and Elevance Health (formerly Anthem) were the top performers. McKesson’s stock outperformed as earnings and revenues handily beat expectations and early in the year, management provided upbeat guidance for the rest of 2022.

On the negative side, weak stock selection within Information Technology (“IT”) detracted from relative performance. Semiconductor firms Qualcomm and NXP Semiconductor underperformed as the industry generally underperformed due to slowing growth and demand, with supply chain issues exacerbating the problems.

Having a material underweight to Utilities also detracted from relative returns, as the sector was one of the few sectors with positive returns for the period. Stock selection within Financials was a slight detractor, with not owning Berkshire Hathaway being the main detractor, as the stock posted positive performance and outperformed the benchmark and sector.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S. based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging. The use of currency forward contracts had a slight positive impact on relative performance.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio’s notable overweight exposures were Energy, Industrials and Healthcare. It was also overweight IT stocks, but to a lesser extent. The Portfolio ended the period underweight Utilities, Real Estate, Communication Services and Materials. Energy, Financial and Consumer Discretionary stocks were reduced by a nominal degree while we slightly increased exposure to Healthcare and Utilities. Derivatives performed as expected during the period.

Kevin C. Holt

Devin E. Armstrong

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	0.88	8.18	11.19
Class B	0.64	7.92	10.92
Russell 1000 Value Index	-7.54	6.67	10.29

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Chevron Corp.	3.0
Philip Morris International, Inc.	2.7
Bank of America Corp.	2.6
American International Group, Inc.	2.5
Elevance Health, Inc.	2.5
Wells Fargo & Co.	2.4
Johnson Controls International plc	2.2
Cisco Systems, Inc.	2.1
Caterpillar, Inc.	2.0
Suncor Energy, Inc.	1.9

Top Sectors

% of Net Assets
Financials	19.8
Health Care	19.6
Industrials	13.4
Energy	11.7
Information Technology	9.7
Consumer Staples	7.4
Consumer Discretionary	6.3
Communication Services	3.4
Materials	3.3
Utilities	1.0

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.58%	$1,000.00	$1,091.40	$3.06
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$1,090.40	$4.37
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Textron, Inc.	260,751	$18,461,171

Air Freight & Logistics—1.7%
FedEx Corp.	184,613	31,974,972

Automobiles—1.5%
General Motors Co.	841,778	28,317,412

Banks—12.1%
Bank of America Corp.	1,487,809	49,276,234
Citigroup, Inc.	625,214	28,278,429
Citizens Financial Group, Inc.	638,929	25,154,635
Fifth Third Bancorp (a)	580,388	19,042,530
Huntington Bancshares, Inc.	1,538,116	21,687,436
JPMorgan Chase & Co.	176,167	23,623,995
M&T Bank Corp.	106,380	15,431,483
Wells Fargo & Co.	1,104,953	45,623,509

		228,118,251

Beverages—1.2%
Coca-Cola Co. (The)	349,219	22,213,820

Building Products—2.2%
Johnson Controls International plc	646,664	41,386,496

Capital Markets—4.2%
Goldman Sachs Group, Inc. (The)	73,614	25,277,575
Morgan Stanley	195,250	16,600,155
State Street Corp.	472,924	36,684,715

		78,562,445

Chemicals—2.0%
BASF SE	199,593	9,908,634
CF Industries Holdings, Inc.	221,071	18,835,249
Corteva, Inc.	144,437	8,490,007

		37,233,890

Communications Equipment—2.8%
Cisco Systems, Inc.	816,396	38,893,106
F5, Inc. (b)	103,732	14,886,579

		53,779,685

Containers & Packaging—1.4%
International Paper Co. (a)	753,747	26,102,259

Electric Utilities—0.5%
PPL Corp.	321,230	9,386,341

Electrical Equipment—3.6%
Eaton Corp. plc	231,297	36,302,064
Emerson Electric Co.	340,293	32,688,546

		68,990,610

Equity Real Estate Investment Trusts—0.5%
Host Hotels & Resorts, Inc. (a)	635,973	10,207,367

Food Products—0.8%
Kraft Heinz Co. (The)	383,105	15,596,204

Health Care Equipment & Supplies—3.2%
Baxter International, Inc.	199,263	10,156,435
Becton Dickinson & Co.	93,627	23,809,346
Dentsply Sirona, Inc. (a)	245,951	7,831,080
Medtronic plc	246,779	19,179,664

		60,976,525

Health Care Providers & Services—10.0%
CVS Health Corp.	388,526	36,206,738
Elevance Health, Inc.	90,541	46,444,817
HCA Healthcare, Inc.	85,172	20,437,873
Henry Schein, Inc. (b)	277,953	22,200,106
Humana, Inc.	34,859	17,854,431
McKesson Corp.	65,614	24,613,124
Universal Health Services, Inc. - Class B	157,647	22,210,886

		189,967,975

Hotels, Restaurants & Leisure—3.2%
Booking Holdings, Inc. (b)	16,972	34,203,332
Las Vegas Sands Corp. (b)	537,222	25,824,262

		60,027,594

Household Products—1.7%
Kimberly-Clark Corp.	239,822	32,555,836

Industrial Conglomerates—1.2%
General Electric Co.	274,347	22,987,535

Insurance—3.6%
Allstate Corp. (The)	152,752	20,713,171
American International Group, Inc.	756,159	47,819,495

		68,532,666

Interactive Media & Services—1.0%
Meta Platforms, Inc. - Class A (b)	156,858	18,876,292

Internet & Direct Marketing Retail—0.3%
eBay, Inc.	149,554	6,202,004

IT Services—2.6%
Cognizant Technology Solutions Corp. - Class A	450,662	25,773,360
DXC Technology Co. (a) (b)	910,108	24,117,862

		49,891,222

Machinery—3.7%
Caterpillar, Inc.	154,915	37,111,437
Westinghouse Air Brake Technologies Corp.	333,731	33,309,691

		70,421,128

Media—1.2%
Comcast Corp. - Class A	661,607	23,136,397

Multi-Utilities—1.0%
Dominion Energy, Inc.	316,089	19,382,577

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—11.7%
Chevron Corp.	312,828	$56,149,498
ConocoPhillips	273,202	32,237,836
Devon Energy Corp.	244,424	15,034,520
Exxon Mobil Corp.	152,184	16,785,895
Hess Corp.	181,666	25,763,872
Marathon Oil Corp.	811,426	21,965,302
Pioneer Natural Resources Co.	73,690	16,830,059
Suncor Energy, Inc.	1,163,614	36,921,472

		221,688,454

Personal Products—1.0%
Haleon plc (b)	4,684,938	18,739,203

Pharmaceuticals—6.3%
Bristol-Myers Squibb Co.	327,996	23,599,312
Johnson & Johnson (a)	185,649	32,794,896
Merck & Co., Inc.	300,443	33,334,151
Sanofi (ADR)	620,486	30,050,137

		119,778,496

Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	318,683	8,422,791
NXP Semiconductors NV	188,630	29,809,199
QUALCOMM, Inc.	172,835	19,001,480

		57,233,470

Software—1.2%
Microsoft Corp.	92,915	22,282,875

Specialty Retail—0.5%
Ross Stores, Inc.	74,195	8,611,814

Textiles, Apparel & Luxury Goods—0.8%
Ralph Lauren Corp. (a)	148,234	15,663,887

Tobacco—2.7%
Philip Morris International, Inc.	504,605	51,071,072

Wireless Telecommunication Services—1.2%
T-Mobile U.S., Inc. (b)	159,949	22,392,860

Total Common Stocks (Cost $1,392,639,663)		1,830,750,805

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $61,736,823; collateralized by U.S. Treasury Bond at 3.375%, maturing 11/15/48, with a market value of $62,959,022.	61,724,478	61,724,478

Total Short-Term Investments (Cost $61,724,478)		61,724,478

Securities Lending Reinvestments (c)—3.0%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.2%
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	1,000,000	1,000,018
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	1,000,000	1,000,394
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (d)	1,000,000	999,984

		3,000,396

Repurchase Agreements—2.1%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $2,149,081; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $2,191,040.	2,148,079	2,148,079
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $11,005,256; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $11,229,757.	11,000,000	11,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $8,003,778; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $8,163,853.	8,000,000	8,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/30/22 at 4.290%, due on 01/03/23 with a maturity value of $8,003,813; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 09/06/24 - 11/15/30, and an aggregate market value of $8,160,225.	8,000,000	8,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $313,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $320,319.	312,851	312,851
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,201,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,226,854.	1,200,000	1,200,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $8,003,787; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $8,160,001.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $2,000,980; collateralized by various Common Stock with an aggregate market value of $2,226,384.	2,000,000	$2,000,000

		40,660,930

Time Deposit—0.1%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	2,000,000	2,000,000

Mutual Funds—0.6%
Allspring Government Money Market Fund, Select Class 4.090% (e)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (e)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (e)	5,000,000	5,000,000

		11,000,000

Total Securities Lending Reinvestments (Cost $56,660,929)		56,661,326

Total Investments—102.9% (Cost $1,511,025,070)		1,949,136,609
Other assets and liabilities (net)—(2.9)%		(54,952,275)

Net Assets—100.0%		$1,894,184,334

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $55,455,500 and the collateral received consisted of cash in the amount of $56,660,929. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	813,072	CIBC	01/13/23	USD	595,506	$5,020
CAD	649,885	RBC	01/13/23	USD	478,073	1,924
GBP	195,596	SSBT	01/13/23	USD	237,725	(1,203)

Contracts to Deliver
CAD	23,494,414	CIBC	01/13/23	USD	17,200,054	(152,652)
CAD	704,035	CIBC	01/13/23	USD	521,523	1,531
CAD	946,711	DBAG	01/13/23	USD	693,686	(5,544)
CAD	1,060,973	RBC	01/13/23	USD	784,285	663
EUR	614,535	GSI	01/13/23	USD	653,804	(4,437)
EUR	17,718,019	RBC	01/13/23	USD	18,778,939	(199,187)
EUR	454,430	SSBT	01/13/23	USD	482,363	(4,386)
GBP	7,369,408	RBC	01/13/23	USD	9,066,354	154,992
GBP	152,260	RBC	01/13/23	USD	185,678	1,560
GBP	186,226	SSBT	01/13/23	USD	224,283	(908)

Net Unrealized Depreciation						$(202,627)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,461,171	$—	$—	$18,461,171
Air Freight & Logistics	31,974,972	—	—	31,974,972
Automobiles	28,317,412	—	—	28,317,412
Banks	228,118,251	—	—	228,118,251
Beverages	22,213,820	—	—	22,213,820
Building Products	41,386,496	—	—	41,386,496
Capital Markets	78,562,445	—	—	78,562,445
Chemicals	27,325,256	9,908,634	—	37,233,890
Communications Equipment	53,779,685	—	—	53,779,685
Containers & Packaging	26,102,259	—	—	26,102,259
Electric Utilities	9,386,341	—	—	9,386,341
Electrical Equipment	68,990,610	—	—	68,990,610
Equity Real Estate Investment Trusts	10,207,367	—	—	10,207,367
Food Products	15,596,204	—	—	15,596,204
Health Care Equipment & Supplies	60,976,525	—	—	60,976,525
Health Care Providers & Services	189,967,975	—	—	189,967,975
Hotels, Restaurants & Leisure	60,027,594	—	—	60,027,594
Household Products	32,555,836	—	—	32,555,836
Industrial Conglomerates	22,987,535	—	—	22,987,535
Insurance	68,532,666	—	—	68,532,666
Interactive Media & Services	18,876,292	—	—	18,876,292
Internet & Direct Marketing Retail	6,202,004	—	—	6,202,004
IT Services	49,891,222	—	—	49,891,222
Machinery	70,421,128	—	—	70,421,128
Media	23,136,397	—	—	23,136,397
Multi-Utilities	19,382,577	—	—	19,382,577
Oil, Gas & Consumable Fuels	221,688,454	—	—	221,688,454
Personal Products	—	18,739,203	—	18,739,203
Pharmaceuticals	119,778,496	—	—	119,778,496
Semiconductors & Semiconductor Equipment	57,233,470	—	—	57,233,470
Software	22,282,875	—	—	22,282,875
Specialty Retail	8,611,814	—	—	8,611,814
Textiles, Apparel & Luxury Goods	15,663,887	—	—	15,663,887
Tobacco	51,071,072	—	—	51,071,072
Wireless Telecommunication Services	22,392,860	—	—	22,392,860
Total Common Stocks	1,802,102,968	28,647,837	—	1,830,750,805
Total Short-Term Investment*	—	61,724,478	—	61,724,478
Securities Lending Reinvestments
Certificates of Deposit	—	3,000,396	—	3,000,396
Repurchase Agreements	—	40,660,930	—	40,660,930
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	11,000,000	—	—	11,000,000
Total Securities Lending Reinvestments	11,000,000	45,661,326	—	56,661,326
Total Investments	$1,813,102,968	$136,033,641	$—	$1,949,136,609

Collateral for Securities Loaned (Liability)	$—	$(56,660,929)	$—	$(56,660,929)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$165,690	$—	$165,690
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(368,317)	—	(368,317)
Total Forward Contracts	$—	$(202,627)	$—	$(202,627)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,949,136,609
Cash denominated in foreign currencies (c)	3,315
Unrealized appreciation on forward foreign currency exchange contracts	165,690
Receivable for:
Fund shares sold	302,692
Dividends and interest	3,739,730
Prepaid expenses	7,917

Total Assets	1,953,355,953
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	368,317
Collateral for securities loaned	56,660,929
Payables for:
Fund shares redeemed	698,554
Accrued Expenses:
Management fees	908,960
Distribution and service fees	185,606
Deferred trustees’ fees	163,275
Other expenses	185,978

Total Liabilities	59,171,619

Net Assets	$1,894,184,334

Net Assets Consist of:
Paid in surplus	$1,105,628,209
Distributable earnings (Accumulated losses)	788,556,125

Net Assets	$1,894,184,334

Net Assets
Class A	$1,032,144,313
Class B	862,040,021
Capital Shares Outstanding*
Class A	73,236,856
Class B	61,628,084
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.09
Class B	13.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,511,025,070.
(b)	Includes securities loaned at value of $55,455,500.
(c)	Identified cost of cash denominated in foreign currencies was $3,294.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$50,581,193
Interest	249,077
Securities lending income	124,813

Total investment income	50,955,083
Expenses
Management fees	11,926,834
Administration fees	89,764
Custodian and accounting fees	108,708
Distribution and service fees—Class B	2,311,762
Audit and tax services	50,512
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	67,029
Insurance	18,000
Miscellaneous	21,266

Total expenses	14,648,530
Less management fee waiver	(458,645)
Less broker commission recapture	(18,464)

Net expenses	14,171,421

Net Investment Income	36,783,662

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	329,531,431
Foreign currency transactions	(51,770)
Forward foreign currency transactions	2,433,260

Net realized gain (loss)	331,912,921

Net change in unrealized appreciation (depreciation) on:
Investments	(351,663,526)
Foreign currency transactions	(907)
Forward foreign currency transactions	215,101

Net change in unrealized appreciation (depreciation)	(351,449,332)

Net realized and unrealized gain (loss)	(19,536,411)

Net Increase (Decrease) in Net Assets From Operations	$17,247,251

(a)	Net of foreign withholding taxes of $526,815.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$36,783,662	$39,449,502
Net realized gain (loss)	331,912,921	344,678,479
Net change in unrealized appreciation (depreciation)	(351,449,332)	330,346,240

Increase (decrease) in net assets from operations	17,247,251	714,474,221

From Distributions to Shareholders
Class A	(183,503,409)	(28,908,359)
Class B	(147,249,242)	(19,160,481)

Total distributions	(330,752,651)	(48,068,840)

Increase (decrease) in net assets from capital share transactions	(194,708,539)	(655,480,380)

Total increase (decrease) in net assets	(508,213,939)	10,925,001

Net Assets
Beginning of period	2,402,398,273	2,391,473,272

End of period	$1,894,184,334	$2,402,398,273

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	53,348	$780,962	289,494	$4,533,078
Reinvestments	13,818,028	183,503,409	1,836,618	28,908,359
Redemptions	(23,075,705)	(364,873,846)	(33,072,279)	(503,564,498)

Net increase (decrease)	(9,204,329)	$(180,589,475)	(30,946,167)	$(470,123,061)

Class B
Sales	4,085,530	$61,982,369	3,184,818	$49,054,608
Reinvestments	11,155,246	147,249,242	1,223,531	19,160,481
Redemptions	(14,634,353)	(223,350,675)	(16,672,760)	(253,572,408)

Net increase (decrease)	606,423	$(14,119,064)	(12,264,411)	$(185,357,319)

Increase (decrease) derived from capital shares transactions		$(194,708,539)		$(655,480,380)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.79	$12.84	$14.18	$13.26	$16.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.26	0.27	0.31	0.29
Net realized and unrealized gain (loss)	(0.30)	4.02	(0.55)	2.77	(2.05)

Total income (loss) from investment operations	(0.02)	4.28	(0.28)	3.08	(1.76)

Less Distributions
Distributions from net investment income	(0.35)	(0.33)	(0.30)	(0.36)	(0.14)
Distributions from net realized capital gains	(2.33)	0.00	(0.76)	(1.80)	(1.22)

Total distributions	(2.68)	(0.33)	(1.06)	(2.16)	(1.36)

Net Asset Value, End of Period	$14.09	$16.79	$12.84	$14.18	$13.26

Total Return (%) (b)	0.88	33.47	(0.27)	25.26	(11.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.60	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.57	0.56	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	1.87	1.71	2.41	2.28	1.85
Portfolio turnover rate (%)	20	15	39	23	19
Net assets, end of period (in millions)	$1,032.1	$1,384.6	$1,456.1	$1,458.6	$1,284.2

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.68	$12.76	$14.09	$13.18	$16.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.22	0.24	0.28	0.25
Net realized and unrealized gain (loss)	(0.30)	4.00	(0.55)	2.75	(2.04)

Total income (loss) from investment operations	(0.05)	4.22	(0.31)	3.03	(1.79)

Less Distributions
Distributions from net investment income	(0.31)	(0.30)	(0.26)	(0.32)	(0.10)
Distributions from net realized capital gains	(2.33)	0.00	(0.76)	(1.80)	(1.22)

Total distributions	(2.64)	(0.30)	(1.02)	(2.12)	(1.32)

Net Asset Value, End of Period	$13.99	$16.68	$12.76	$14.09	$13.18

Total Return (%) (b)	0.64	33.18	(0.51)	24.95	(12.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.82	0.81	0.82	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	1.64	1.47	2.16	2.03	1.61
Portfolio turnover rate (%)	20	15	39	23	19
Net assets, end of period (in millions)	$862.0	$1,017.8	$935.3	$958.1	$855.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022 , 2021, 2020, 2019 and 2018, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $61,724,478. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,660,930. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$165,690	Unrealized depreciation on forward foreign currency exchange contracts	$368,317

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$6,551	$(6,551)	$—	$—
Royal Bank of Canada	159,139	(159,139)	—	—

	$165,690	$(165,690)	$—	$—

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$152,652	$(6,551)	$—	$146,101
Deutsche Bank AG	5,544	—	—	5,544
Goldman Sachs International	4,437	—	—	4,437
Royal Bank of Canada	199,187	(159,139)	—	40,048
State Street Bank and Trust	6,497	—	—	6,497

	$368,317	$(165,690)	$—	$202,627

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,433,260

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$215,101

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$53,718,396

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$408,742,287	$0	$910,620,761

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$11,926,834	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $300,833 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $157,812 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B,

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2022 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$36,169

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,527,532,046

Gross unrealized appreciation	493,918,217
Gross unrealized (depreciation)	(72,313,654)

Net unrealized appreciation (depreciation)	$421,604,563

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$59,199,989	$48,068,840	$271,552,662	$—	$330,752,651	$48,068,840

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$45,685,930	$321,428,889	$421,604,583	$—	$788,719,402

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-21

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Comstock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-26

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-27

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Invesco Global Equity Portfolio returned -31.70%, -31.84%, and -31.79%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned -18.36%.

MARKET ENVIRONMENT / CONDITIONS

Inflation was the major market theme of 2022, leading to a year that was dominated by macroeconomic headlines, beyond the norm. Inflation’s impact on the equity market was varied. First, it resulted in the U.S. Federal Reserve (the “Fed”) raising the federal funds rate significantly and rapidly, and far beyond what its own projections were at the beginning of the year. At the margin, rising interest rates diminish the appeal of risk assets, such as equities, by providing competition for them. Given the broad valuation expansion among growth equities since the pandemic, they were especially vulnerable to that competition, and they suffered a sharp decline over the course of the year. Second, inflation ignited considerable pricing leverage in the industrial and commodity landscape, which had pervasive spillover effects. Although real gross domestic product (“GDP”) was relatively weak, especially in the first half of the year, nominal GDP remained strong throughout 2022 and nominal growth is, in part, what the Fed has been trying to reign in. Third, long-term U.S. treasury bonds posted one of their worst years ever. Losses dwarfed those of the most recent sizable bond bear market of 1994. It has been many decades since bonds and stocks declined in tandem over an extended period of time. The last episode occurred during the 1970s. Then, however, due to higher bond yields, total returns for bondholders were weak but price declines were buffered by higher interest income. The bond market of 2022 lacked that coupon interest buffer, leaving it highly vulnerable to the change in the Fed’s policy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed notably versus the MSCI All Country World Index due to valuation compression across the market and the Portfolio as well as the Portfolio’s off-benchmark holdings. The most significant area of underperformance occurred within the Communication Services sector. The Portfolio’s largest holding, Alphabet, as well as another large holding, Meta Platforms, performed poorly. Both remain in the Portfolio, however, as we believe they are attractive prospects.

Information Technology was also an area that challenged the Portfolio performance over the period. Software, one of the significant performers post pandemic, stumbled in 2022. Among our positions, Intuit and Adobe were disappointments during the year. Adobe, however, declined for reasons beyond the market’s broad valuation retreat. Adobe experienced a slowdown in activity and made an expensive acquisition, leaving its strategic logic open to question. We trimmed Adobe to reflect that deterioration in fundamentals, although it remains in the Portfolio. Other issues that cropped up during the year in tech came in some of the electronic component makers held in the Portfolio, virtually all based in Asia. They were entangled all year in supply chain headwinds and customer slowdowns from China’s COVID-19 lockdown policies and we trimmed most during the year. At period-end that policy was lifted, which we believe may offer some relief in the upcoming year.

Healthcare also detracted from Portfolio performance over the period. Valuation compression impacted some portions of the sector, and the Portfolio felt the effect of that, but there were also names we hold which were impacted by supply chain issues, speculation about diminishing COVID-19 testing, and execution stumbles. While there were no large losers in this sector, there was a dearth of winners.

Our investment approach does not lend itself to investments in commodity companies or commodity sectors, generally. The Energy sector was a persistent headwind during the year due to the Portfolio’s lack of exposure to it. The cyclical nature of commodity companies makes them, in our view, an unappealing choice in a Portfolio that maintains a focus on structural growth opportunities, not cyclical ones. Energy is not the only commoditized sector where we have limited exposure. That would also be true of the Financials, Utilities and Materials sectors.

For the period, the Portfolio also underperformed in the Consumer Staples sector, due to both an underweight to the Portfolio’s detriment and a single holding, Zur Rose Group AG, a Swiss digital pharmacy company, which disappointed and the Portfolio exited from it during the period.

There were some bright spots during the period worth mentioning. The Portfolio outperformed in the Consumer Discretionary sector for the period. This was due to not holding any position in Tesla, which fell by 65% in 2022. We have never been comfortable with either the valuation of the company, or the governance of it. In our view, the valuation never reflected that it makes cars. The auto industry is a notoriously competitive one and, as it pertains to electric vehicles particularly, is getting more competitive in our view. In addition, much as Elon Musk’s entrepreneurial skills may be admired, we believe that historically his governance practices leave much to be desired.

Luxury goods were also a bright spot in the Consumer Discretionary sector. Despite fears of an imminent slowdown, the luxury houses generally displayed resilience throughout the year. The exception to that being Kering (France), the sponsor of brands such as Gucci, Saint Laurent, Brioni, Balenciaga, and Boucheron among others. We believe their troubles have emanated from the Gucci brand, which is its largest one, and in our view needs a refresh. We trimmed our position in response.

The Portfolio also had modest outperformance in the Real Estate sector. There we have a single position, DLF Limited, which is a real

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

estate development company in India. India’s economy has remained fairly strong and demand for housing has been brisk.

We tailor our holdings to benefit from long-term structural changes to the manner in which we live, work, and communicate, among other themes. That being the case, the Portfolio is not geared, or organized, to perform in any particular economic or market environment. Our belief is that quality companies, shaping or benefiting from change will have ample capacity to compound their economic returns over the next 5 to 10 years. This approach is one that we have applied in the Portfolio for many decades, and it has proved to be an effective way to create economic value for investors in the Portfolio. As a result, our broad positioning has not meaningfully shifted in recent periods.

John Delano

Portfolio Manager

Invesco Advisers, Inc

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	-31.70	3.03	8.05
Class B	-31.84	2.79	7.78
Class E	-31.79	2.89	7.89
MSCI All Country World Index	-18.36	5.23	7.98

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	9.4
LVMH Moet Hennessy Louis Vuitton SE	5.9
Analog Devices, Inc.	5.3
S&P Global, Inc.	5.1
Airbus SE	4.9
Intuit, Inc.	4.9
JD.com, Inc.(ADR)	4.8
Novo Nordisk A/S - Class B	4.0
DLF, Ltd.	3.6
Meta Platforms, Inc. - Class A	3.2

Top Countries

% of Net Assets
United States	52.0
France	14.3
Japan	6.5
China	6.4
India	5.6
Sweden	4.2
Denmark	4.0
Germany	2.1
Netherlands	1.1
Switzerland	0.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.57%	$1,000.00	$998.90	$2.87
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$997.90	$4.13
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$998.40	$3.63
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Brazil—0.2%
StoneCo, Ltd. - Class A (a) (b)	243,860	$2,302,038

Canada—0.2%
Canadian Pacific Railway, Ltd.	20,176	1,504,928

China—6.4%
JD.com, Inc. (ADR) (b)	860,985	48,327,088
Meituan - Class B (144A) (a)	406,900	8,997,121
Tencent Holdings, Ltd.	151,000	6,417,833

		63,742,042

Denmark—4.0%
Novo Nordisk A/S - Class B	297,180	40,238,158

France—14.3%
Airbus SE	412,179	49,009,018
Dassault Systemes SE	115,368	4,160,986
EssilorLuxottica S.A.	33,742	6,144,287
Kering S.A. (b)	45,723	23,400,229
LVMH Moet Hennessy Louis Vuitton SE	81,255	59,027,280
Pernod Ricard S.A.	8,131	1,598,226

		143,340,026

Germany—2.1%
Allianz SE	14,538	3,126,051
SAP SE	169,231	17,464,538

		20,590,589

India—5.6%
DLF, Ltd.	7,842,023	35,507,478
ICICI Bank, Ltd. (ADR) (b)	924,183	20,230,366

		55,737,844

Israel—0.2%
Nice, Ltd. (ADR) (a) (b)	10,946	2,104,916

Italy—0.7%
Brunello Cucinelli S.p.A.	100,030	7,422,435

Japan—6.5%
Keyence Corp.	78,400	30,693,967
Murata Manufacturing Co., Ltd.	356,600	17,890,371
Nidec Corp.	17,500	911,347
Omron Corp.	46,000	2,243,579
TDK Corp.	391,700	12,718,883

		64,458,147

Netherlands—1.1%
ASML Holding NV	21,024	11,380,353

Spain—0.7%
Amadeus IT Group S.A. (a)	144,321	7,442,641

Sweden—4.2%
Assa Abloy AB - Class B	828,274	17,821,076
Atlas Copco AB - A Shares	2,069,622	24,502,997

		42,324,073

Switzerland—0.8%
Lonza Group AG	16,819	8,277,940

United States—52.0%
Adobe, Inc. (a)	94,103	31,668,483
Agilent Technologies, Inc.	140,801	21,070,870
Alphabet, Inc. - Class A (a)	1,068,842	94,303,930
Amazon.com, Inc. (a)	94,943	7,975,212
Analog Devices, Inc.	324,827	53,281,373
Avantor, Inc. (a)	267,692	5,645,624
Boston Scientific Corp. (a)	71,865	3,325,194
Charles River Laboratories International, Inc. (a) (b)	19,663	4,284,568
Charter Communications, Inc. - Class A (a)	12,198	4,136,342
Danaher Corp.	22,853	6,065,643
Datadog, Inc. - Class A (a) (b)	27,817	2,044,549
Dun & Bradstreet Holdings, Inc. (b)	129,781	1,591,115
Ecolab, Inc.	21,972	3,198,244
Equifax, Inc. (b)	103,622	20,139,972
Fidelity National Information Services, Inc.	54,593	3,704,135
IDEXX Laboratories, Inc. (a)	8,256	3,368,118
Illumina, Inc. (a)	38,549	7,794,608
Intuit, Inc.	124,957	48,635,763
Intuitive Surgical, Inc. (a)	34,013	9,025,350
IQVIA Holdings, Inc. (a)	52,071	10,668,827
Lam Research Corp.	2,652	1,114,636
Marriott International, Inc. - Class A	40,551	6,037,638
Marvell Technology, Inc.	312,723	11,583,260
Meta Platforms, Inc. - Class A (a)	265,283	31,924,156
Microsoft Corp.	63,290	15,178,208
NVIDIA Corp.	33,008	4,823,789
Phathom Pharmaceuticals, Inc. (a) (b)	145,354	1,630,872
Qualtrics International, Inc. - Class A (a) (b)	252,202	2,617,857
S&P Global, Inc. (b)	153,092	51,276,634
Splunk, Inc. (a) (b)	48,693	4,191,980
United Parcel Service, Inc. - Class B	138,779	24,125,341
Visa, Inc. - Class A (b)	102,731	21,343,393
Walt Disney Co. (The) (a)	16,729	1,453,415

		519,229,099

Total Common Stocks (Cost $674,900,521)		990,095,229

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $8,710,334; collateralized by U.S. Treasury Bond at 1.375%, maturing 08/15/50, with a market value of $8,882,777.	8,708,592	8,708,592

Total Short-Term Investments (Cost $8,708,592)		8,708,592

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—7.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.3%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	$1,001,351
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	2,000,000	2,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (d)	2,000,000	1,999,909
4.810%, SOFR + 0.510%, 03/15/23 (d)	2,000,000	2,000,840
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (d)	3,000,000	3,001,148
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	2,000,000	2,000,000
4.830%, SOFR + 0.530%, 02/01/23 (d)	1,000,000	1,000,209
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	2,000,000	2,000,600
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	1,000,000	1,000,395
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	1,000,000	1,001,518
Sumitomo Mitsui Trust Bank, Ltd. 4.850%, SOFR + 0.550%, 03/07/23 (d)	1,000,000	1,000,278
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (d)	1,000,000	1,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	3,000,000	2,999,670

		23,005,989

Commercial Paper—0.5%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	1,000,000	1,000,253
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	1,000,000	1,001,362
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	2,000,000	2,000,540
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	1,000,000	1,000,000

		5,002,155

Master Demand Notes—0.4%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (d)	4,000,000	3,999,955

Repurchase Agreements—3.6%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $5,002,389; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $2,008,983; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $ 13,126,881; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 3/31/27, and an aggregate market value of $13,433,761.	13,120,583	13,120,583
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $4,103,444; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $4,191,751.	4,100,000	4,100,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $5,004,326; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $5,444,143.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,100,519; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,123,987.	1,100,000	1,100,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,402,063; collateralized by various Common Stock with an aggregate market value of $2,671,661.	2,400,000	2,400,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,409,404; collateralized by various Common Stock with an aggregate market value of $1,562,869.	1,408,716	1,408,716

		36,129,299

Time Deposit—0.2%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.1%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	893,691	$893,691

Total Securities Lending Reinvestments (Cost $71,023,013)		71,031,089

Total Investments—107.0% (Cost $754,632,126)		1,069,834,910
Other assets and liabilities (net)—(7.0)%		(70,369,150)

Net Assets—100.0%		$999,465,760

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $69,212,221 and the collateral received consisted of cash in the amount of $71,023,017 and non-cash collateral with a value of $459,540. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $8,997,121, which is 0.9% of net assets.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Interactive Media & Services	13.3
Software	12.8
Textiles, Apparel & Luxury Goods	9.0
Semiconductors & Semiconductor Equipment	8.2
Internet & Direct Marketing Retail	6.5
Life Sciences Tools & Services	6.4
Electronic Equipment, Instruments & Components	6.4
Capital Markets	5.1
Aerospace & Defense	4.9
Pharmaceuticals	4.2

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,302,038	$—	$—	$2,302,038
Canada	1,504,928	—	—	1,504,928
China	48,327,088	15,414,954	—	63,742,042
Denmark	—	40,238,158	—	40,238,158
France	—	143,340,026	—	143,340,026
Germany	—	20,590,589	—	20,590,589
India	20,230,366	35,507,478	—	55,737,844
Israel	2,104,916	—	—	2,104,916
Italy	—	7,422,435	—	7,422,435
Japan	—	64,458,147	—	64,458,147
Netherlands	—	11,380,353	—	11,380,353
Spain	—	7,442,641	—	7,442,641
Sweden	—	42,324,073	—	42,324,073
Switzerland	—	8,277,940	—	8,277,940
United States	519,229,099	—	—	519,229,099
Total Common Stocks	593,698,435	396,396,794	—	990,095,229
Total Short-Term Investment*	—	8,708,592	—	8,708,592
Securities Lending Reinvestments
Certificates of Deposit	—	23,005,989	—	23,005,989
Commercial Paper	—	5,002,155	—	5,002,155
Master Demand Notes	—	3,999,955	—	3,999,955
Repurchase Agreements	—	36,129,299	—	36,129,299
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	893,691	—	—	893,691
Total Securities Lending Reinvestments	893,691	70,137,398	—	71,031,089
Total Investments	$594,592,126	$475,242,784	$—	$1,069,834,910

Collateral for Securities Loaned (Liability)	$—	$(71,023,017)	$—	$(71,023,017)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,069,834,910
Cash	3,155
Cash denominated in foreign currencies (c)	483,053
Receivable for:
Investments sold	3,367,063
Fund shares sold	148,871
Dividends and interest	423,383
Prepaid expenses	3,722

Total Assets	1,074,264,157
Liabilities
Collateral for securities loaned	71,023,017
Payables for:
Investments purchased	456,431
Fund shares redeemed	816,477
Foreign taxes	1,602,104
Accrued Expenses:
Management fees	459,983
Distribution and service fees	57,762
Deferred trustees’ fees	178,951
Other expenses	203,672

Total Liabilities	74,798,397

Net Assets	$999,465,760

Net Assets Consist of:
Paid in surplus	$620,725,017
Distributable earnings (Accumulated losses) (d)	378,740,743

Net Assets	$999,465,760

Net Assets
Class A	$730,521,624
Class B	256,412,012
Class E	12,532,124
Capital Shares Outstanding*
Class A	38,768,339
Class B	13,772,415
Class E	669,860
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.84
Class B	18.62
Class E	18.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $754,632,126.
(b)	Includes securities loaned at value of $69,212,221.
(c)	Identified cost of cash denominated in foreign currencies was $480,937.
(d)	Includes foreign capital gains tax of $1,602,104.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$10,382,037
Interest	58,518
Securities lending income	176,225

Total investment income	10,616,780
Expenses
Management fees	7,408,934
Administration fees	54,932
Custodian and accounting fees	186,846
Distribution and service fees—Class B	720,974
Distribution and service fees—Class E	22,706
Audit and tax services	54,672
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	72,135
Insurance	10,260
Miscellaneous	45,852

Total expenses	8,631,966
Less management fee waiver	(1,554,797)

Net expenses	7,077,169

Net Investment Income	3,539,611

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	62,290,658
Foreign currency transactions	(64,650)

Net realized gain (loss)	62,226,008

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(535,666,812)
Foreign currency transactions	(41,362)

Net change in unrealized appreciation (depreciation)	(535,708,174)

Net realized and unrealized gain (loss)	(473,482,166)

Net Increase (Decrease) in Net Assets From Operations	$(469,942,555)

(a)	Net of foreign withholding taxes of $841,154.
(b)	Net of foreign capital gains tax of $69,465.
(c)	Includes change in foreign capital gains tax of $196,994.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,539,611	$(1,076,698)
Net realized gain (loss)	62,226,008	162,795,388
Net change in unrealized appreciation (depreciation)	(535,708,174)	61,200,397

Increase (decrease) in net assets from operations	(469,942,555)	222,919,087

From Distributions to Shareholders
Class A	(116,963,860)	(45,961,149)
Class B	(41,674,335)	(16,173,184)
Class E	(2,170,112)	(937,943)

Total distributions	(160,808,307)	(63,072,276)

Increase (decrease) in net assets from capital share transactions	139,864,227	(155,006,641)

Total increase (decrease) in net assets	(490,886,635)	4,840,170

Net Assets
Beginning of period	1,490,352,395	1,485,512,225

End of period	$999,465,760	$1,490,352,395

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,686,025	$38,687,621	510,660	$16,044,763
Reinvestments	6,159,234	116,963,860	1,475,952	45,961,149
Redemptions	(2,146,868)	(47,594,997)	(5,336,834)	(169,889,310)

Net increase (decrease)	5,698,391	$108,056,484	(3,350,222)	$(107,883,398)

Class B
Sales	1,046,187	$23,850,338	629,105	$19,436,492
Reinvestments	2,217,900	41,674,335	522,896	16,173,184
Redemptions	(1,484,170)	(32,847,408)	(2,572,761)	(80,442,566)

Net increase (decrease)	1,779,917	$32,677,265	(1,420,760)	$(44,832,890)

Class E
Sales	26,860	$600,038	41,533	$1,322,921
Reinvestments	115,003	2,170,112	30,237	937,943
Redemptions	(153,871)	(3,639,672)	(143,408)	(4,551,217)

Net increase (decrease)	(12,008)	$(869,522)	(71,638)	$(2,290,353)

Increase (decrease) derived from capital shares transactions		$139,864,227		$(155,006,641)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021		2020	2019	2018
Net Asset Value, Beginning of Period	$32.65	$29.42		$23.28	$20.45	$26.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	(0.00	)(b)	0.04	0.20	0.28
Net realized and unrealized gain (loss)	(10.41)	4.57		6.37	5.90	(3.18)

Total income (loss) from investment operations	(10.32)	4.57		6.41	6.10	(2.90)

Less Distributions
Distributions from net investment income	0.00	(0.04)		(0.21)	(0.26)	(0.33)
Distributions from net realized capital gains	(3.49)	(1.30)		(0.06)	(3.01)	(2.46)

Total distributions	(3.49)	(1.34)		(0.27)	(3.27)	(2.79)

Net Asset Value, End of Period	$18.84	$32.65		$29.42	$23.28	$20.45

Total Return (%) (c)	(31.70)	15.76		27.92	31.91	(12.96)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.70		0.70	0.70	0.71
Net ratio of expenses to average net assets (%) (d) (e)	0.57	0.56		0.58	0.59	0.61
Ratio of net investment income (loss) to average net assets (%)	0.38	(0.00	)(f)	0.18	0.91	1.12
Portfolio turnover rate (%)	19	7		9	8	17
Net assets, end of period (in millions)	$730.5	$1,079.7		$1,071.4	$970.2	$834.2

	Class B
	Year Ended December 31,
	2022	2021		2020	2019	2018
Net Asset Value, Beginning of Period	$32.39	$29.23		$23.13	$20.33	$25.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.08)		(0.02)	0.15	0.22
Net realized and unrealized gain (loss)	(10.31)	4.54		6.33	5.85	(3.16)

Total income (loss) from investment operations	(10.28)	4.46		6.31	6.00	(2.94)

Less Distributions
Distributions from net investment income	0.00	0.00		(0.15)	(0.19)	(0.26)
Distributions from net realized capital gains	(3.49)	(1.30)		(0.06)	(3.01)	(2.46)

Total distributions	(3.49)	(1.30)		(0.21)	(3.20)	(2.72)

Net Asset Value, End of Period	$18.62	$32.39		$29.23	$23.13	$20.33

Total Return (%) (c)	(31.84)	15.47		27.58	31.57	(13.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.95		0.95	0.95	0.96
Net ratio of expenses to average net assets (%) (d) (e)	0.82	0.81		0.83	0.84	0.86
Ratio of net investment income (loss) to average net assets (%)	0.14	(0.25)		(0.07)	0.67	0.87
Portfolio turnover rate (%)	19	7		9	8	17
Net assets, end of period (in millions)	$256.4	$388.5		$392.1	$363.1	$319.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.50	$29.29	$23.18	$20.37	$26.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	(0.05)	0.01	0.17	0.24
Net realized and unrealized gain (loss)	(10.35)	4.56	6.34	5.87	(3.17)

Total income (loss) from investment operations	(10.30)	4.51	6.35	6.04	(2.93)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.18)	(0.22)	(0.28)
Distributions from net realized capital gains	(3.49)	(1.30)	(0.06)	(3.01)	(2.46)

Total distributions	(3.49)	(1.30)	(0.24)	(3.23)	(2.74)

Net Asset Value, End of Period	$18.71	$32.50	$29.29	$23.18	$20.37

Total Return (%) (c)	(31.79)	15.61	27.69	31.71	(13.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.85	0.85	0.86
Net ratio of expenses to average net assets (%) (d) (e)	0.72	0.71	0.73	0.74	0.76
Ratio of net investment income (loss) to average net assets (%)	0.23	(0.15)	0.03	0.77	0.97
Portfolio turnover rate (%)	19	7	9	8	17
Net assets, end of period (in millions)	$12.5	$22.2	$22.1	$20.9	$18.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022, 2021, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $119,558 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $8,708,592. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,129,299. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$215,032,070	$0	$231,896,880

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,408,934	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.140%	$100 million to $250 million
0.130%	$250 million to $300 million
0.160%	$300 million to $350 million
0.140%	$350 million to $500 million
0.130%	$500 million to $600 million
0.140%	$600 million to $750 million
0.130%	Over $750 million

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $1,487,787 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $67,010 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$754,943,370

Gross unrealized appreciation	360,674,131
Gross unrealized (depreciation)	(45,782,591)

Net unrealized appreciation (depreciation)	$314,891,540

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$691,550	$1,405,225	$160,116,757	$61,667,051	$160,808,307	$63,072,276

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,213,978	$62,438,920	$313,266,798	$—	$378,919,696

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Global Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Global Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Global Equity Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Invesco Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-25

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned -35.04%, -35.15%, and -35.11%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned -26.36%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation, and the shift by the U.S. Federal Reserve (the “Fed”) toward tighter monetary policy. The Russian invasion exacerbated inflation pressures, disrupting already strained supply chains, and increasing shortages of oil, gas, and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008. Inflation continued to be a top concern for consumers, investors, and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March 2022 and indicated it would taper its asset purchase program quickly.

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a U.S. recession. Driven by higher food and energy prices, the Consumer Price Index rose to another 40-year high of 8.6% for the twelve months ended May 2022. In early June 2022, oil prices peaked near $122 per barrel, resulting in skyrocketing gasoline prices, and the national average price reached a record high above $5 per gallon. To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and by another 0.75% in July, which were the largest increases in nearly 30 years. U.S. equity markets rose in July and August until Fed Chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.

After experiencing a sharp drop in September 2022, U.S. equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued interest rate hikes until data shows inflation meaningfully declining, sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, although companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December, marking its highest level in over a decade. In this environment, U.S. stocks had double-digit negative returns for the fiscal year of -18.11%, as measured by the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 months ended December 31, 2022, the Portfolio delivered a negative return and underperformed the Russell 2000 Growth Index. A challenging macro-economic environment brought about by COVID-19 driven supply chain disruptions and followed by Russia’s invasion of Ukraine meant that inflation would stay higher for longer and central banks would need to aggressively raise interest rates to combat record inflation levels. As a result of more persistent inflation and the Fed’s shift in interest rate policy, small cap and growth-oriented equities sold off as investors scrambled to reposition portfolios more defensively. At a sector level, relative Portfolio performance was negatively impacted by stock selection in several sectors including Health Care, Industrials, Materials, Information Technology (“IT”), Consumer Staples, and Consumer Discretionary. Stock selection in the Energy sector was also a headwind, but the Portfolio’s underweight allocation relative to the benchmark was a bigger detractor to relative performance as energy companies broadly experienced strong performance as supply chain constraints and the ongoing war in Ukraine pushed energy prices higher. Active positioning relative to the benchmark in the IT and Consumer Staples sectors were also headwinds during the period. Conversely, the leading contributors to relative performance included stock selection in the Financials, Communication Services, Real Estate, and Utilities sectors. An underweight in the Real Estate sector and the Portfolio’s ancillary cash position also provided a boost to relative performance during the period.

On an individual stock basis, the leading absolute detractor was Kornit Digital. Kornit develops industrial and commercial printing solutions for apparel. Disappointing guidance driven by a slower pace of consumable purchases and the timing of new system deliveries weighed on stock performance. Additionally, rising interest rates and elevated geopolitical risks caused investor sentiment to sour on this higher growth higher valuation business. We sold our position during the period to reallocate capital into businesses with higher quality and more stable revenues.

Semiconductor company Ambarella, after putting together a string of solid quarterly marks, reported “in-line” results and disappointing guidance due to supply chain issues in the first half of 2022. Specifically, Ambarella’s long-time wafer supplier, Samsung, reported that Ambarella’s supply would be constrained in the second quarter and could not quantify the impact for the second half of the year, which made the near-term outlook for the company much less compelling. We exited our position in this name during the period as a result.

Another leading absolute detractor was Ranpak Holdings, which makes paper packing material machines and proprietary paper products. Initial headwinds faced by Ranpak were due to enterprise software implementation downtime and supply chain bottlenecks. Subsequently, with roughly 40-45% of the company’s sales coming from Europe, the fallout from the Ukraine war caused significant disruptions to the business. In an effort to reduce exposure to names with significant ties to Europe, we decided to exit this position.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The leading absolute contributor during the period was Halozyme Therapeutics, which is a biotechnology firm focused on the development of novel oncology therapies used on human enzymes with the aim of altering tumors. Halozyme’s share price received a boost after its acquisition of Antares (not a Portfolio holding) and the subsequent solid reported earnings and revenue that beat analyst estimates. Revenue growth was 80.1%, which boosted third quarter adjusted earnings that were up 35% year-over-year. Management’s forward guidance was also upbeat due to robust demand for several of its therapies.

Another leading contributor was LPL Financial, which did relatively well in the period versus other interest rate sensitive stocks due to its ability to provide good interest rate exposure with less credit risk than a bank, while also delivering strong growth in assets under management as more registered investment advisers joined the LPL platform. In our view, this is a continuation of trends that have been ongoing for several quarters.

Valmont Industries was also among the top absolute contributors during the year. Valmont makes highly engineered steel structures and sells them to a variety of end markets, all of which are seeing solid demand growth and appear to have multi-year growth drivers relatively insulated from the broader economy. Valmont also delivered decent earnings and modestly raised fourth quarter guidance.

All positioning changes are based on bottom-up stock selection while disciplined portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure with modest over- and under-weights. The war in Ukraine has continued to drive market uncertainty and persistent inflationary pressure. The Fed continues to aggressively raise interest rates to combat inflation, causing meaningful slowing in housing and significantly tighter financial conditions. In our view, the U.S. economy is in a recession already. In this environment, we have repositioned the Portfolio into high quality, stable revenue, and Energy stocks and away from long duration growth and cyclical revenue stocks.

Structural underweights include real estate investment trusts and pharmaceutical/biotechnology. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream, are preferred.

At period end, relative to the Russell 2000 Growth Index, the Portfolio’s largest sector overweight allocations included Consumer Discretionary and IT. The largest sector underweight allocations included Materials, Energy, Health Care, and Real Estate.

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	-35.04	4.47	10.10
Class B	-35.15	4.23	9.83
Class E	-35.11	4.33	9.94
Russell 2000 Growth Index	-26.36	3.51	9.20

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Halozyme Therapeutics, Inc.	2.5
Valmont Industries, Inc.	2.1
AECOM	1.9
Evoqua Water Technologies Corp.	1.8
Impinj, Inc.	1.6
Iridium Communications, Inc.	1.6
Clean Harbors, Inc.	1.5
Performance Food Group Co.	1.5
Insulet Corp.	1.4
Allegro MicroSystems, Inc.	1.4

Top Sectors

% of Net Assets
Health Care	21.8
Information Technology	21.6
Industrials	17.5
Consumer Discretionary	12.8
Financials	5.7
Energy	4.5
Consumer Staples	4.4
Communication Services	2.4
Utilities	1.7
Real Estate	1.7

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.81%	$1,000.00	$1,044.30	$4.17
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$1,045.00	$5.46
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E (a)	Actual	0.96%	$1,000.00	$1,044.40	$4.95
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
BWX Technologies, Inc.	133,523	$7,755,016
Mercury Systems, Inc. (a)	135,505	6,062,494

		13,817,510

Air Freight & Logistics—0.7%
GXO Logistics, Inc. (a)	148,541	6,341,215

Auto Components—1.8%
Fox Factory Holding Corp. (a) (b)	96,217	8,777,877
Gentherm, Inc. (a) (b)	110,407	7,208,473

		15,986,350

Automobiles—1.2%
Harley-Davidson, Inc. (b)	248,056	10,319,130

Biotechnology—6.2%
Abcam plc (ADR) (a)	538,545	8,379,760
Apellis Pharmaceuticals, Inc. (a)	72,824	3,765,729
Cytokinetics, Inc. (a) (b)	88,629	4,060,981
Halozyme Therapeutics, Inc. (a)	391,991	22,304,288
Intellia Therapeutics, Inc. (a)	60,423	2,108,158
Karuna Therapeutics, Inc. (a)	19,655	3,862,208
Mirati Therapeutics, Inc. (a) (b)	48,719	2,207,458
Natera, Inc. (a)	206,325	8,288,075

		54,976,657

Capital Markets—3.0%
Blucora, Inc. (a)	60,911	1,555,058
LPL Financial Holdings, Inc.	26,986	5,833,564
Morningstar, Inc.	49,545	10,730,951
TMX Group, Ltd.	84,264	8,433,868

		26,553,441

Chemicals—0.8%
Element Solutions, Inc.	408,110	7,423,521

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (a)	114,823	13,103,601

Communications Equipment—1.2%
Calix, Inc. (a)	163,370	11,179,409

Construction & Engineering—5.0%
AECOM	200,628	17,039,336
Construction Partners, Inc. - Class A (a) (b)	345,100	9,210,719
Valmont Industries, Inc. (b)	56,320	18,623,334

		44,873,389

Distributors—0.9%
Pool Corp.	26,344	7,964,581

Diversified Consumer Services—0.6%
Stride, Inc. (a) (b)	167,237	5,231,173

Diversified Telecommunication Services—1.5%
Iridium Communications, Inc. (a)	269,667	$13,860,884

Electronic Equipment, Instruments & Components—2.1%
Flex, Ltd. (a) (b)	432,651	9,284,691
Littelfuse, Inc.	43,557	9,591,251

		18,875,942

Energy Equipment & Services—0.9%
ChampionX Corp.	292,179	8,470,269

Equity Real Estate Investment Trusts—1.7%
EastGroup Properties, Inc.	60,161	8,907,438
Terreno Realty Corp.	106,114	6,034,703

		14,942,141

Food & Staples Retailing—2.1%
Grocery Outlet Holding Corp. (a) (b)	183,106	5,344,864
Performance Food Group Co. (a)	223,163	13,030,488

		18,375,352

Food Products—2.4%
Freshpet, Inc. (a) (b)	111,556	5,886,810
Post Holdings, Inc. (a)	86,892	7,842,872
Simply Good Foods Co. (The) (a)	193,934	7,375,310

		21,104,992

Gas Utilities—0.9%
New Jersey Resources Corp. (b)	156,470	7,764,041

Health Care Equipment & Supplies—7.1%
AtriCure, Inc. (a) (b)	202,736	8,997,424
Axonics, Inc. (a)	92,088	5,758,263
Globus Medical, Inc. - Class A (a) (b)	114,923	8,535,331
Inari Medical, Inc. (a) (b)	149,984	9,532,983
Insulet Corp. (a)	43,127	12,696,157
iRhythm Technologies, Inc. (a)	74,728	6,999,772
Lantheus Holdings, Inc. (a)	93,701	4,775,003
Mesa Laboratories, Inc.	34,599	5,750,700

		63,045,633

Health Care Providers & Services—3.2%
Acadia Healthcare Co., Inc. (a)	123,074	10,131,452
Chemed Corp.	18,966	9,680,815
Guardant Health, Inc. (a) (b)	81,172	2,207,878
R1 RCM, Inc. (a)	581,047	6,362,465

		28,382,610

Health Care Technology—1.5%
Doximity, Inc. - Class A (a) (b)	188,928	6,340,424
Evolent Health, Inc. - Class A (a)	238,131	6,686,718

		13,027,142

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—5.9%
Marriott Vacations Worldwide Corp.	83,876	$11,288,871
Planet Fitness, Inc. - Class A (a)	155,450	12,249,460
Texas Roadhouse, Inc. (b)	128,888	11,722,364
Wingstop, Inc. (b)	74,118	10,200,119
Wyndham Hotels & Resorts, Inc.	94,117	6,711,483

		52,172,297

Insurance—2.7%
BRP Group, Inc. - Class A (a)	338,430	8,508,130
Hanover Insurance Group, Inc. (The)	61,032	8,247,254
Selective Insurance Group, Inc.	81,729	7,242,007

		23,997,391

Interactive Media & Services—0.8%
Shutterstock, Inc. (b)	135,399	7,138,235

Internet & Direct Marketing Retail—0.5%
Overstock.com, Inc. (a) (b)	212,413	4,112,316

IT Services—3.1%
ExlService Holdings, Inc. (a)	57,642	9,766,284
Flywire Corp. (a) (b)	286,518	7,011,096
Perficient, Inc. (a)	74,635	5,211,762
Verra Mobility Corp. (a)	409,823	5,667,852

		27,656,994

Life Sciences Tools & Services—1.3%
Repligen Corp. (a)	66,340	11,232,025

Machinery—3.7%
Chart Industries, Inc. (a) (b)	55,578	6,404,253
Evoqua Water Technologies Corp. (a)	398,835	15,793,866
Nordson Corp.	44,841	10,659,602

		32,857,721

Metals & Mining—0.3%
Cleveland-Cliffs, Inc. (a) (b)	62,998	1,014,898
MP Materials Corp. (a) (b)	64,093	1,556,178

		2,571,076

Oil, Gas & Consumable Fuels—4.1%
Centennial Resource Development, Inc. - Class A (b)	702,800	6,606,320
Chord Energy Corp. (b)	58,564	8,012,141
Matador Resources Co. (b)	195,079	11,166,322
Range Resources Corp. (b)	219,321	5,487,411
SM Energy Co.	153,071	5,331,463

		36,603,657

Pharmaceuticals—3.3%
Arvinas, Inc. (a) (b)	89,816	3,072,605
Harmony Biosciences Holdings, Inc. (a) (b)	136,380	7,514,538
Intra-Cellular Therapies, Inc. (a)	101,618	5,377,625
Pacira BioSciences, Inc. (a)	152,609	5,892,233

Pharmaceuticals—(Continued)
Prestige Consumer Healthcare, Inc. (a)	119,518	7,481,827

		29,338,828

Professional Services—2.9%
ASGN, Inc. (a)	80,235	6,537,548
CACI International, Inc. - Class A (a)	25,534	7,675,265
Clarivate plc (a)	304,905	2,542,908
KBR, Inc. (b)	174,209	9,198,235

		25,953,956

Road & Rail—0.9%
Saia, Inc. (a) (b)	36,449	7,642,626

Semiconductors & Semiconductor Equipment—5.9%
Allegro MicroSystems, Inc. (a) (b)	409,454	12,291,809
Diodes, Inc. (a)	78,628	5,986,736
Impinj, Inc. (a)	127,974	13,972,201
Lattice Semiconductor Corp. (a)	139,627	9,059,000
MKS Instruments, Inc. (b)	54,761	4,639,899
Power Integrations, Inc.	92,373	6,624,992

		52,574,637

Software—9.2%
Altair Engineering, Inc. - Class A (a) (b)	177,715	8,080,701
CCC Intelligent Solutions Holdings, Inc. (a)	633,681	5,513,025
Clearwater Analytics Holdings, Inc. - Class A (a) (b)	67,326	1,262,362
Descartes Systems Group, Inc. (The) (a)	130,767	9,107,922
Gitlab, Inc. - Class A (a) (b)	101,061	4,592,212
Guidewire Software, Inc. (a)	115,208	7,207,412
Hashicorp, Inc. - Class A (a) (b)	80,802	2,209,127
KnowBe4, Inc. - Class A (a)	261,007	6,467,753
Manhattan Associates, Inc. (a)	75,748	9,195,807
Paycor HCM, Inc. (a)	241,461	5,908,551
Procore Technologies, Inc. (a) (b)	147,900	6,977,922
Sprout Social, Inc. - Class A (a) (b)	137,912	7,786,512
Workiva, Inc. (a) (b)	90,828	7,626,827

		81,936,133

Specialty Retail—1.1%
National Vision Holdings, Inc. (a) (b)	254,333	9,857,947

Textiles, Apparel & Luxury Goods—1.0%
Kontoor Brands, Inc. (b)	216,242	8,647,518

Trading Companies & Distributors—1.2%
WESCO International, Inc. (a)	89,214	11,169,593

Water Utilities—0.8%
American States Water Co.	78,498	7,264,990

Total Common Stocks (Cost $843,729,866)		858,346,923

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investment—3.6%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $32,249,526; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $32,887,962.	32,243,077	$32,243,077

Total Short-Term Investments (Cost $32,243,077)		32,243,077

Securities Lending Reinvestments (c)—12.7%

Certificates of Deposit—1.8%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	1,001,351
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (d)	3,000,000	3,000,053
4.810%, SOFR + 0.510%, 03/15/23 (d)	2,000,000	2,000,840
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	3,000,000	3,000,000
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	3,000,000	3,001,184
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	1,000,000	1,001,518
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (d)	2,000,000	2,000,000

		16,005,017

Commercial Paper—1.0%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	3,000,000	3,000,759
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (d)	3,000,000	3,000,810
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	3,000,000	3,000,000

		9,001,569

Repurchase Agreements—5.9%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $3,013,475; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $15,565,862; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $15,883,397.	15,558,428	15,558,428

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $2,192,809; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $2,244,073.	2,191,758	2,191,758
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $3,703,108; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $3,782,799.	3,700,000	3,700,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $7,006,057; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $7,621,800.	7,000,000	7,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $600,283; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $613,084.	600,000	600,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,000,488; collateralized by various Common Stock with an aggregate market value of $1,112,847.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $7,003,430; collateralized by various Common Stock with an aggregate market value of $7,790,964.	7,000,000	7,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,601,375; collateralized by various Common Stock with an aggregate market value of $1,781,107.	1,600,000	1,600,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $9,004,400; collateralized by various Common Stock with an aggregate market value of $10,025,884.	9,000,000	9,000,000

		52,650,186

Mutual Funds—4.0%
Allspring Government Money Market Fund, Select Class 4.090% (e)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (e)	7,000,000	7,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (e)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	3,000,000	$3,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (e)	5,000,000	5,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $112,650,253)		112,656,772

Total Investments—112.8% (Cost $988,623,196)		1,003,246,772
Other assets and liabilities (net)—(12.8)%		(113,465,308)

Net Assets—100.0%		$889,781,464

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $109,909,698 and the collateral received consisted of cash in the amount of $112,650,268. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$858,346,923	$—	$—	$858,346,923
Total Short-Term Investment*	—	32,243,077	—	32,243,077
Securities Lending Reinvestments
Certificates of Deposit	—	16,005,017	—	16,005,017
Commercial Paper	—	9,001,569	—	9,001,569
Repurchase Agreements	—	52,650,186	—	52,650,186
Mutual Funds	35,000,000	—	—	35,000,000
Total Securities Lending Reinvestments	35,000,000	77,656,772	—	112,656,772
Total Investments	$893,346,923	$109,899,849	$—	$1,003,246,772

Collateral for Securities Loaned (Liability)	$—	$(112,650,268)	$—	$(112,650,268)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,003,246,772
Receivable for:
Fund shares sold	88,544
Dividends and interest	323,328
Prepaid expenses	3,206

Total Assets	1,003,661,850
Liabilities
Due to custodian	26,930
Due to custodian denominated in foreign currencies (c)	124,983
Collateral for securities loaned	112,650,268
Payables for:
Fund shares redeemed	104,870
Accrued Expenses:
Management fees	595,635
Distribution and service fees	87,813
Deferred trustees’ fees	162,784
Other expenses	127,103

Total Liabilities	113,880,386

Net Assets	$889,781,464

Net Assets Consist of:
Paid in surplus	$970,374,937
Distributable earnings (Accumulated losses)	(80,593,473)

Net Assets	$889,781,464

Net Assets
Class A	$482,390,667
Class B	394,370,941
Class E	13,019,856
Capital Shares Outstanding*
Class A	66,068,364
Class B	68,055,907
Class E	1,976,942
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.30
Class B	5.79
Class E	6.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $109,909,698.
(b)	Identified cost of investments was $988,623,196.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $125,060.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$5,555,210
Interest	199,155
Securities lending income	925,791

Total investment income	6,680,156
Expenses
Management fees	8,356,390
Administration fees	49,863
Custodian and accounting fees	81,933
Distribution and service fees—Class B	1,088,746
Distribution and service fees—Class E	22,778
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	53,373
Insurance	8,496
Miscellaneous	16,382

Total expenses	9,778,968
Less management fee waiver	(873,601)
Less broker commission recapture	(7,791)

Net expenses	8,897,576

Net Investment Loss	(2,217,420)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(95,516,019)
Foreign currency transactions	(4,217)

Net realized gain (loss)	(95,520,236)

Net change in unrealized appreciation (depreciation) on:
Investments	(358,764,423)
Foreign currency transactions	75

Net change in unrealized appreciation (depreciation)	(358,764,348)

Net realized and unrealized gain (loss)	(454,284,584)

Net Increase (Decrease) in Net Assets From Operations	$(456,502,004)

(a)	Net of foreign withholding taxes of $23,656.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,217,420)	$(7,149,112)
Net realized gain (loss)	(95,520,236)	328,213,869
Net change in unrealized appreciation (depreciation)	(358,764,348)	(225,789,414)

Increase (decrease) in net assets from operations	(456,502,004)	95,275,343

From Distributions to Shareholders
Class A	(161,499,702)	(119,784,219)
Class B	(154,435,354)	(113,299,833)
Class E	(4,808,048)	(4,351,039)
From Return of Capital
Class A	(142,543)	—
Class B	(136,308)	—
Class E	(4,244)	—

Total distributions	(321,026,199)	(237,435,091)

Increase (decrease) in net assets from capital share transactions	414,438,000	69,728,995

Total increase (decrease) in net assets	(363,090,203)	(72,430,753)

Net Assets
Beginning of period	1,252,871,667	1,325,302,420

End of period	$889,781,464	$1,252,871,667

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	7,419,877	$90,615,117	1,419,495	$27,081,801
Reinvestments	22,993,207	161,642,245	7,202,900	119,784,219
Redemptions	(2,767,120)	(23,247,025)	(7,837,699)	(152,041,998)

Net increase (decrease)	27,645,964	$229,010,337	784,696	$(5,175,978)

Class B
Sales	7,659,215	$72,705,863	4,236,640	$69,246,579
Reinvestments	27,651,460	154,571,662	7,862,584	113,299,833
Redemptions	(6,208,366)	(44,720,860)	(6,614,076)	(111,761,868)

Net increase (decrease)	29,102,309	$182,556,665	5,485,148	$70,784,544

Class E
Sales	164,280	$1,461,758	300,796	$5,526,969
Reinvestments	757,841	4,812,292	279,271	4,351,039
Redemptions	(368,790)	(3,403,052)	(328,052)	(5,757,579)

Net increase (decrease)	553,331	$2,870,998	252,015	$4,120,429

Increase (decrease) derived from capital shares transactions		$414,438,000		$69,728,995

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.05		$19.33	$13.12	$12.51	$15.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.08)	(0.06)	0.02	(0.02)
Net realized and unrealized gain (loss)	(6.10)		1.37	7.11	2.91	(0.96)

Total income (loss) from investment operations	(6.11)		1.29	7.05	2.93	(0.98)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(3.64)		(3.57)	(0.84)	(2.32)	(2.02)

Net Asset Value, End of Period	$7.30		$17.05	$19.33	$13.12	$12.51

Total Return (%) (b) (c)	(35.04)		7.12	57.24	24.64	(8.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89		0.88	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (d) (e)	0.80		0.78	0.80	0.80	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.11)		(0.44)	(0.41)	0.18	(0.10)
Portfolio turnover rate (%)	54		36	50	32	20
Net assets, end of period (in millions)	$482.4		$655.2	$727.4	$633.2	$537.0

	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.76		$17.22	$11.80	$11.48	$14.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.11)	(0.08)	(0.01)	(0.05)
Net realized and unrealized gain (loss)	(5.30)		1.22	6.33	2.65	(0.86)

Total income (loss) from investment operations	(5.33)		1.11	6.25	2.64	(0.91)

Less Distributions
Distributions from net realized capital gains	(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(3.64)		(3.57)	(0.83)	(2.32)	(2.02)

Net Asset Value, End of Period	$5.79		$14.76	$17.22	$11.80	$11.48

Total Return (%) (c)	(35.26	)(f)	6.93	56.76	24.41	(9.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14		1.13	1.14	1.14	1.13
Net ratio of expenses to average net assets (%) (d) (e)	1.05		1.03	1.05	1.05	1.10
Ratio of net investment income (loss) to average net assets (%)	(0.36)		(0.68)	(0.66)	(0.07)	(0.34)
Portfolio turnover rate (%)	54		36	50	32	20
Net assets, end of period (in millions)	$394.4		$574.9	$576.4	$424.7	$363.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.97		$18.34	$12.49	$12.03	$15.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.10)	(0.07)	0.00 (g)	(0.04)
Net realized and unrealized gain (loss)	(5.72)		1.30	6.75	2.78	(0.91)

Total income (loss) from investment operations	(5.74)		1.20	6.68	2.78	(0.95)

Less Distributions
Distributions from net realized capital gains	(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(3.64)		(3.57)	(0.83)	(2.32)	(2.02)

Net Asset Value, End of Period	$6.59		$15.97	$18.34	$12.49	$12.03

Total Return (%) (c)	(35.11)		7.01	57.08	24.45	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04		1.03	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (d) (e)	0.95		0.93	0.95	0.95	1.00
Ratio of net investment income (loss) to average net assets (%)	(0.27)		(0.58)	(0.56)	0.03	(0.25)
Portfolio turnover rate (%)	54		36	50	32	20
Net assets, end of period (in millions)	$13.0		$22.7	$21.5	$14.8	$12.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022 , 2021, 2020, 2019 and 2018, respectively (see Note 5 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $151,913 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $32,243,077. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,650,186. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$605,816,844	$0	$519,726,158

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$8,356,390	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100% 0.050%	First $500 million Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $752,637 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $120,964 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2022 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$27,153

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$988,611,099

Gross unrealized appreciation	136,060,645
Gross unrealized (depreciation)	(121,424,972)

Net unrealized appreciation (depreciation)	$14,635,673

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$76,749,607	$51,121,432	$243,993,497	$186,313,659	$283,095	$—	$321,026,199	$237,435,091

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$14,635,749	$(95,066,437)	$(80,430,688)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $95,066,437.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one-year period ended October 31, 2022 and outperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the JPMorgan Core Bond Portfolio returned -12.58% and -12.87%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

After an exceptional 2021, the first quarter of 2022 was challenging for risk assets. Concerns over the economic implications of the Russian invasion of Ukraine and the potential need for a faster pace of interest rate hikes to combat higher inflation weighed on fixed income returns. Furthermore, a new round of COVID-19 cases in China weighed on economic activity.

The second quarter of 2022 was again challenging for risk assets after what had been a tough start to the year. The sustained inflationary pressures prompted ultra-hawkish tones and sharp policy pivots across developed market central banks. Volatility continued to be elevated due to the market’s concerns that the central banks would be unable to walk the fine line of tightening monetary policy to a level that would bring down inflation, yet allow growth to remain positive, preventing a recession.

Risk assets sold-off and yields climbed higher over the third quarter as the growth outlook faltered and central banks pushed forth with aggressive policy stance. The growth outlook remained challenging as central banks were confronted with the biggest inflation shock since the 1970s. Central banks continued to prioritize the fight against inflation over supporting growth. Central banks backed up their tough talk with policy rate hikes totaling 1.5% from the U.S. Federal Reserve (the “Fed”), 1.25% from the European Central Bank and +1% from the Bank of England, as they looked to bring down core inflation.

Developed market central banks continued to tighten policy rates during the fourth quarter in their sustained effort to combat inflation, though the pace of rate hikes slowed.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Treasury yields were materially higher across the curve during 2022. The two-year yield increased by 3.69% to 4.43%, the 10-year yield increased by 2.36% to 3.87%, and the 30-year yield moved 2.06% higher to 3.96%. The spread (the difference) between two and 10-year Treasury yields flattened (or decreased) 1.33% to finish the period at -0.55%. The Portfolio held a shorter duration posture during the period which was positive given the increase in rates across the yield curve. Additionally, the Portfolio’s yield curve positioning was marginally positive for performance during the year. The Portfolio’s marginal overweight the 5- to 10-year segment, and marginal underweight the 20+ year segment of the curve was positive as government bonds posted negative returns during the period.

Risk assets underperformed on the heels of significant spread widening during the period and the Portfolio’s underweight to U.S. Treasury debt was negative for performance. In addition, the Portfolio’s shorter spread duration profile was additive to performance.

The agency mortgage-backed securities (“MBS”) sector trailed comparable duration Treasuries during 2022, producing returns of -2.23% for the year versus comparable duration Treasuries. The Portfolio’s underweight to, and security selection within, agency MBS was positive for performance, as specified mortgage pools, collateralized mortgage obligations (“CMOs”), and agency commercial mortgage-backed securities (“CMBS”), outperformed to-be-announced (“TBA”) mortgage paper as the Fed began the tapering of their asset purchase program, higher interest rates, and increased interest rate volatility, weighed on the sector. The Portfolio has generally favored specified pools, CMOs, and agency CMBS in lieu of TBA mortgages.

Investment grade corporate credit was the second worst performing sector during the year versus like-duration Treasuries. The option adjusted spread of the Bloomberg Corporate Index ended the period at 1.30%, which was 0.38% wider than at the start of the year. The move resulted in corporate bonds trailing duration neutral Treasuries by 1.25%. The worst performing sub-sector within corporate bonds was financials, followed by industrials and utilities. The sub-sectors trailed like-duration Treasuries by 1.76%, 1.01%, and 0.92%, respectively. As a result, the Portfolio’s overweight to investment grade credit was negative for performance, in addition, the Portfolio’s security selection within the sector was negative for excess returns.

The Portfolio’s overweight allocation to asset-backed securities (“ABS”) was a positive to performance as ABS was the top performing securitized sector within the Portfolio’s benchmark index during the period. According to the Bloomberg ABS Index the sector trailed duration-neutral Treasuries by 0.30%.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

The Portfolio held a slightly shorter duration posture for the period. The Portfolio kept a marginal overweight in the belly (middle) of the yield curve, and marginal underweight the long end of the yield curve. The Portfolio ended the period overweight ABS, CMBS, non-agency MBS, and investment grade corporate credit, while underweight Treasury and agency debt, and agency MBS.

Richard Figuly

Justin Rucker

Steve Lear

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year	Since Inception[1]
JPMorgan Core Bond Portfolio
Class A	-12.58	0.32	—	1.10
Class B	-12.87	0.05	0.81	—
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	—

1 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	53.8
Corporate Bonds & Notes	27.6
Asset-Backed Securities	12.9
Mortgage-Backed Securities	4.7
Foreign Government	0.5

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.45%	$1,000.00	$968.20	$2.23
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B (a)	Actual	0.70%	$1,000.00	$966.00	$3.47
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—54.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—27.0%
Fannie Mae 15 Yr. Pool
1.930%, 11/01/31	4,300,000	$3,490,797
3.730%, 10/01/32	2,463,120	2,320,050
3.805%, 11/01/32	2,025,000	1,919,261
5.290%, 12/01/32	2,560,000	2,709,325
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	434,079	420,167
6.000%, 07/01/28	86,103	87,400
Fannie Mae 30 Yr. Pool
2.500%, 05/01/50	3,872,847	3,317,881
2.500%, 09/01/51	3,720,238	3,177,285
2.500%, 10/01/51	3,174,147	2,688,637
2.500%, 01/01/52	3,047,342	2,590,637
2.500%, 03/01/52	4,290,108	3,669,131
3.000%, 01/01/52	2,818,659	2,474,853
3.500%, 07/01/42	768,210	719,127
3.500%, 08/01/42	257,409	240,955
3.500%, 01/01/50	3,154,556	2,929,135
3.500%, 07/01/50	2,387,153	2,190,658
3.500%, 12/01/51	2,049,908	1,865,844
3.500%, 02/01/52	4,728,845	4,303,226
3.895%, 09/01/35	3,450,000	3,382,617
4.000%, 06/01/47	722,160	691,986
4.500%, 02/01/40	179,785	177,711
5.000%, 09/01/35	312,029	314,753
6.000%, 12/01/39	130,249	135,769
Fannie Mae ARM Pool
4.622%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,349,623	3,316,573
Fannie Mae Benchmark REMIC (CMO)
5.500%, 06/25/37	333,344	338,336
Fannie Mae Grantor Trust
2.898%, 06/25/27	3,916,138	3,652,603
Fannie Mae Pool
1.754%, 03/01/32	5,048,827	4,066,193
1.800%, 10/01/33	3,484,000	2,732,120
2.010%, 01/01/32	4,050,000	3,317,686
2.440%, 06/01/30	2,972,943	2,606,360
2.510%, 10/01/30	3,150,000	2,741,259
2.640%, 05/01/23	1,979,027	1,957,909
2.700%, 05/01/23	5,000,000	4,947,377
2.730%, 07/01/28	2,868,891	2,626,340
2.810%, 09/01/31	1,416,347	1,254,569
2.970%, 06/01/30	2,750,000	2,483,131
2.980%, 09/01/36	1,274,627	1,143,596
3.000%, 01/01/43	1,625,295	1,451,720
3.000%, 07/01/60	2,830,557	2,476,359
3.500%, 08/01/26	55,499	53,666
3.500%, 02/01/33	1,224,026	1,158,914
3.500%, 05/01/33	1,458,421	1,376,541
3.500%, 07/01/43	1,112,973	1,039,468
3.500%, 03/01/60	2,330,250	2,137,730
3.540%, 06/01/32	4,357,000	4,046,257
3.550%, 02/01/30	1,500,000	1,416,653
3.760%, 11/01/23	1,015,065	1,001,457
3.800%, 09/01/32	3,411,180	3,232,752
3.970%, 08/01/33	4,912,701	4,604,178

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
4.000%, 10/01/32	336,136	319,610
4.000%, 12/01/40	90,807	86,781
4.000%, 07/01/42	601,827	576,638
4.748%, 02/01/33	3,100,000	3,146,686
5.500%, 01/01/58	2,028,315	2,096,949
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (b)	646,965	484,371
Zero Coupon, 10/25/43 (b)	374,999	274,741
Zero Coupon, 12/25/43 (b)	679,235	514,776
1.499%, 03/25/27 (a)	9,773	9,596
2.141%, -1x 1M LIBOR + 6.530%, 01/25/41 (a) (c)	1,883,537	213,353
3.500%, 02/25/43	1,719,736	1,593,909
3.500%, 11/25/57	2,496,471	2,357,550
4.889%, 1M LIBOR + 0.500%, 05/25/35 (a)	144,758	144,661
4.889%, 1M LIBOR + 0.500%, 10/25/42 (a)	243,273	237,115
4.989%, 1M LIBOR + 0.600%, 10/25/43 (a)	838,401	820,448
4.989%, 1M LIBOR + 0.600%, 12/25/43 (a)	810,148	793,476
5.000%, 03/25/40	2,169,489	2,157,056
5.289%, 1M LIBOR + 0.900%, 03/25/38 (a)	123,356	123,125
5.389%, 1M LIBOR + 1.000%, 08/25/32 (a)	277,665	279,630
5.500%, 12/25/35	594,005	598,962
6.000%, 01/25/36	787,814	787,792
6.500%, 07/18/28	44,198	45,094
Fannie Mae-ACES
0.670%, 10/25/30	1,571,520	1,415,451
1.000%, 11/25/33	703,727	662,021
1.200%, 10/25/30	995,000	853,394
1.707%, 11/25/31 (a)	7,400,000	5,822,179
1.893%, 10/25/30 (a) (c)	15,527,133	1,340,897
1.938%, 01/25/32 (a)	5,000,000	4,007,468
1.943%, 11/25/33 (a) (c)	7,114,233	635,637
2.471%, 12/25/26 (a)	687,343	633,937
2.488%, 05/25/26	1,409,982	1,319,537
3.056%, 03/25/28 (a)	1,879,982	1,750,042
3.061%, 05/25/27 (a)	2,747,025	2,584,700
3.063%, 06/25/27 (a)	2,223,017	2,084,873
3.069%, 02/25/30 (a)	1,322,973	1,216,976
3.099%, 04/25/29 (a)	2,235,453	2,066,039
3.346%, 03/25/24 (a)	1,131,244	1,107,774
3.358%, 07/25/28 (a)	3,757,000	3,577,052
3.501%, 01/25/24 (a)	477,823	469,105
3.547%, 09/25/28 (a)	2,764,751	2,654,123
3.751%, 08/25/32	2,600,000	2,448,921
Freddie Mac 20 Yr. Gold Pool
3.500%, 03/01/32	387,215	375,386
3.500%, 12/01/32	1,252,420	1,191,421
3.500%, 01/01/33	2,044,294	1,940,384
3.500%, 03/01/33	1,955,833	1,854,318
3.500%, 04/01/33	3,086,166	2,911,173
3.500%, 05/01/33	805,840	758,447
3.500%, 06/01/43	898,888	840,583
4.000%, 09/01/32	229,488	217,211
4.000%, 11/01/32	1,139,363	1,087,459
4.000%, 12/01/32	549,879	526,471
4.000%, 01/01/33	50,095	47,744

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
4.000%, 02/01/33	249,851	$238,118
4.000%, 01/01/46	1,268,636	1,213,852
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	910,909	875,762
4.000%, 08/01/43	1,670,003	1,602,182
4.000%, 07/01/48	1,545,468	1,475,968
5.000%, 02/01/34	174,980	173,744
5.000%, 08/01/39	494,768	501,584
Freddie Mac 30 Yr. Pool
2.500%, 07/01/50	6,792,610	5,789,268
3.000%, 02/01/52	2,966,174	2,615,959
4.000%, 04/01/52	5,466,806	5,129,783
4.000%, 05/01/52	9,299,895	8,726,562
Freddie Mac ARM Non-Gold Pool
3.779%, 12M LIBOR + 1.835%, 07/01/40 (a)	336,208	340,150
Freddie Mac Multifamily Structured Credit Risk
5.728%, SOFR30A + 1.800%, 07/25/41 (144A) (a)	1,546,837	1,407,379
8.178%, SOFR30A + 4.250%, 05/25/52 (144A) (a)	1,391,446	1,377,532
Freddie Mac Multifamily Structured Pass-Through Certificates
2.920%, 06/25/32	3,100,000	2,724,418
3.117%, 06/25/27	2,487,000	2,352,266
3.214%, 04/25/28 (a)	1,790,000	1,666,973
3.243%, 04/25/27	1,996,000	1,898,905
3.303%, 11/25/27 (a)	1,755,000	1,668,374
3.326%, 05/25/27	1,072,000	1,017,797
3.690%, 01/25/29	397,000	381,611
3.710%, 09/25/32	3,035,000	2,844,097
3.800%, 10/25/32	2,100,000	1,982,135
3.850%, 05/25/28 (a)	7,385,000	7,139,161
3.900%, 08/25/28 (a)	3,170,000	3,078,598
Freddie Mac Multifamily WI Certificates
3.820%, 01/25/33	2,800,000	2,631,959
Freddie Mac Pool
3.700%, 06/01/34	3,300,000	3,055,059
3.750%, 08/01/32	3,500,000	3,290,802
Freddie Mac REMICS (CMO)
2.052%, -1x 1M LIBOR + 6.370%, 10/15/37 (a) (c)	1,713,062	175,524
2.082%, -1x 1M LIBOR + 6.400%, 11/15/36 (a) (c)	855,670	65,829
3.000%, 02/15/26	266,222	258,841
4.768%, 1M LIBOR + 0.450%, 08/15/42 (a)	1,888,447	1,846,905
4.998%, 1M LIBOR + 0.680%, 11/15/37 (a)	324,659	322,880
5.000%, 08/15/35	669,244	667,784
5.018%, 1M LIBOR + 0.700%, 03/15/24 (a)	27,041	27,045
5.668%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	615,118
6.000%, 07/15/35	1,832,094	1,864,496
6.000%, 03/15/36	1,475,558	1,538,812
6.500%, 05/15/28	94,475	96,206
6.500%, 03/15/37	319,620	332,034
Freddie Mac STACR Trust (CMO)
3.500%, 05/25/57	3,772,496	3,542,786
3.500%, 06/25/57	3,394,730	3,204,586
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (b)	376,749	295,241
3.000%, 01/15/43	1,274,035	1,151,125

Agency Sponsored Mortgage-Backed—(Continued)
FREMF Mortgage Trust
3.579%, 11/25/49 (144A) (a)	1,700,000	1,563,400
3.664%, 04/25/28 (144A) (a)	3,100,000	2,757,615
3.673%, 11/25/49 (144A) (a)	2,000,000	1,908,241
3.949%, 07/25/49 (144A) (a)	1,635,000	1,624,073
4.074%, 11/25/47 (144A) (a)	1,577,000	1,513,807
Ginnie Mae II 30 Yr. Pool
2.500%, 10/20/51	2,735,285	2,373,594
3.000%, 02/20/51	1,664,986	1,482,878
3.500%, 01/20/51	2,854,031	2,594,418
3.500%, 02/20/52	3,319,276	3,061,803
4.000%, 01/20/52	3,167,842	3,007,675
4.000%, 02/20/52	3,399,666	3,242,505
4.000%, 08/20/52	7,022,127	6,645,348
4.500%, 11/20/49	1,923,376	1,866,465
5.000%, 05/20/52	3,471,378	3,413,179
Ginnie Mae II ARM Pool
2.875%, 1Y H15 + 1.500%, 04/20/41 (a)	126,627	125,163
6.236%, 1Y H15 + 1.698%, 04/20/72 (a)	3,428,609	3,566,227
6.260%, 1Y H15 + 1.709%, 03/20/72 (a)	2,911,271	3,029,371
6.261%, 1Y H15 + 1.743%, 04/20/72 (a)	2,957,400	3,078,087
6.294%, 1Y H15 + 1.751%, 10/20/71 (a)	3,087,270	3,208,760
6.306%, 1Y H15 + 1.753%, 11/20/71 (a)	3,238,636	3,371,671
6.315%, 1Y H15 + 1.784%, 09/20/71 (a)	2,974,466	3,097,364
6.326%, 1Y H15 + 1.777%, 12/20/71 (a)	2,887,235	3,010,545
6.393%, 1Y H15 + 1.835%, 08/20/71 (a)	3,027,088	3,158,620
Government National Mortgage Association (CMO)
1.650%, 02/20/63	25,990	24,151
1.650%, 04/20/63	53,191	49,545
3.953%, 1M LIBOR + 0.550%, 04/20/62 (a)	1,374	1,349
4.142%, 1M LIBOR + 0.300%, 08/20/60 (a)	394	389
4.142%, 1M LIBOR + 0.300%, 11/20/62 (a)	733	724
4.182%, 1M LIBOR + 0.340%, 12/20/62 (a)	892,910	883,210
4.242%, 1M LIBOR + 0.400%, 02/20/62 (a)	18,844	18,427
4.252%, 1M LIBOR + 0.410%, 03/20/63 (a)	245,469	243,250
4.262%, 1M LIBOR + 0.420%, 02/20/63 (a)	794,013	783,815
4.312%, 1M LIBOR + 0.470%, 03/20/63 (a)	919,880	912,626
4.312%, 1M LIBOR + 0.470%, 07/20/64 (a)	1,315,984	1,307,494
4.312%, 1M LIBOR + 0.470%, 09/20/64 (a)	916,750	907,166
4.322%, 1M LIBOR + 0.480%, 04/20/63 (a)	1,845,422	1,833,694
4.342%, 1M LIBOR + 0.500%, 01/20/63 (a)	10,553	10,354
4.342%, 1M LIBOR + 0.500%, 04/20/63 (a)	2,933,909	2,906,549
4.342%, 1M LIBOR + 0.500%, 06/20/64 (a)	2,908,690	2,876,413
4.342%, 1M LIBOR + 0.500%, 07/20/64 (a)	1,281,913	1,264,825
4.442%, 1M LIBOR + 0.600%, 04/20/64 (a)	6,542,750	6,492,124
4.458%, 04/20/43 (a)	1,018,135	983,730
4.492%, 1M LIBOR + 0.650%, 07/20/63 (a)	735,724	733,743
4.492%, 1M LIBOR + 0.650%, 01/20/64 (a)	541,939	539,659
4.492%, 1M LIBOR + 0.650%, 02/20/64 (a)	1,998,238	1,990,055
4.492%, 1M LIBOR + 0.650%, 03/20/64 (a)	528,369	525,646
4.500%, 01/16/25	368,373	365,676
4.532%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,155,882	1,148,641
4.542%, 1M LIBOR + 0.700%, 09/20/63 (a)	1,320,481	1,315,963
4.592%, 1M LIBOR + 0.750%, 09/20/63 (a)	937,867	935,551
4.842%, 1M LIBOR + 1.000%, 12/20/66 (a)	867,589	858,969
4.853%, 1M LIBOR + 0.500%, 09/20/37 (a)	94,809	94,264

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
4.868%, 11/20/42 (a)	3,382,456	$3,359,026
5.000%, 12/20/33	473,235	473,243
5.000%, 06/16/39	79,840	77,949
5.000%, 07/20/39	913,151	912,791
5.000%, 10/20/39	919,896	918,341
5.117%, 06/20/40 (a)	1,366,857	1,371,681
5.500%, 07/16/33 (c)	404,112	43,672

		356,130,718

Federal Agencies—0.3%
Tennessee Valley Authority
5.880%, 04/01/36	1,600,000	1,754,630
Tennessee Valley Authority Generic Strip
Zero Coupon, 03/15/32	1,000,000	645,284
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	871,778
Zero Coupon, 06/15/35	750,000	420,172

		3,691,864

U.S. Treasury—26.7%
U.S. Treasury Bonds
1.125%, 05/15/40	555,000	347,352
1.250%, 05/15/50	528,000	284,151
1.375%, 08/15/50	380,000	211,152
1.625%, 11/15/50 (d)	6,800,000	4,046,000
1.750%, 08/15/41	2,740,000	1,875,080
1.875%, 02/15/51 (d)	13,028,900	8,280,477
1.875%, 11/15/51	8,840,000	5,598,897
2.000%, 11/15/41	5,000	3,570
2.000%, 02/15/50	5,127,000	3,386,023
2.000%, 08/15/51	3,675,000	2,406,264
2.250%, 05/15/41	12,370,000	9,299,244
2.250%, 08/15/46	7,787,000	5,510,823
2.250%, 08/15/49	170,000	119,505
2.250%, 02/15/52	10,400,000	7,232,062
2.375%, 02/15/42	11,600,000	8,856,781
2.375%, 11/15/49 (d)	4,475,000	3,234,236
2.500%, 02/15/45	6,750,000	5,081,748
2.750%, 11/15/42	9,475,000	7,594,805
2.750%, 08/15/47 (d)	8,000,000	6,241,562
2.875%, 05/15/43	10,415,000	8,500,837
2.875%, 08/15/45 (d)	7,840,000	6,312,425
2.875%, 05/15/49	27,000	21,726
2.875%, 05/15/52 (d)	2,280,000	1,826,850
3.000%, 11/15/44 (d)	238,000	196,424
3.000%, 02/15/47	276,000	225,921
3.000%, 02/15/48	470,000	385,235
3.125%, 05/15/48	1,942,000	1,632,114
3.500%, 02/15/39	859,700	807,480
3.625%, 08/15/43	4,950,000	4,550,520
3.625%, 02/15/44	4,325,000	3,967,005
3.750%, 11/15/43	2,908,000	2,725,568
3.875%, 08/15/40	5,950,000	5,804,039
4.000%, 11/15/42 (d)	4,600,000	4,503,687

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.250%, 05/15/39	2,850,000	2,935,277
4.375%, 02/15/38	720,000	753,834
4.375%, 05/15/41 (d)	1,200,000	1,243,125
5.250%, 02/15/29	500,000	530,781
6.000%, 02/15/26	2,525,000	2,654,702
U.S. Treasury Coupon Strips
Zero Coupon, 11/15/24 (d)	1,500,000	1,381,710
Zero Coupon, 02/15/25	2,000,000	1,824,019
Zero Coupon, 05/15/25	5,500,000	4,970,740
Zero Coupon, 11/15/26	1,014,129	865,043
Zero Coupon, 08/15/27	400,000	330,848
Zero Coupon, 11/15/27	570,000	467,603
Zero Coupon, 05/15/28	15,030,000	12,071,680
Zero Coupon, 08/15/28	250,000	198,812
Zero Coupon, 02/15/30	6,300,000	4,711,909
Zero Coupon, 05/15/30	700,000	519,142
Zero Coupon, 08/15/30	3,925,000	2,882,313
Zero Coupon, 11/15/30	5,425,000	3,947,072
Zero Coupon, 02/15/31	1,775,000	1,281,634
Zero Coupon, 11/15/31	3,000,000	2,099,612
Zero Coupon, 02/15/32	12,900,000	8,935,212
Zero Coupon, 05/15/32	800,000	548,329
Zero Coupon, 08/15/33	400,000	259,541
Zero Coupon, 11/15/33 (d)	1,000,000	641,012
Zero Coupon, 02/15/34 (d)	2,000,000	1,266,774
Zero Coupon, 08/15/34	2,600,000	1,609,827
Zero Coupon, 05/15/35 (d)	4,000,000	2,398,660
U.S. Treasury Inflation Indexed Bond
1.750%, 01/15/28 (e)	711,165	710,673
U.S. Treasury Notes
0.375%, 01/31/26	1,300,000	1,156,645
0.375%, 09/30/27	3,560,000	3,001,247
0.500%, 02/28/26	13,735,000	12,238,636
0.625%, 08/15/30	1,850,000	1,456,225
0.875%, 06/30/26	8,330,000	7,448,842
0.875%, 09/30/26 (d)	665,000	590,473
1.000%, 07/31/28	9,750,000	8,287,881
1.250%, 03/31/28	7,080,000	6,153,516
1.250%, 06/30/28	7,779,500	6,726,533
1.250%, 08/15/31	770,000	624,362
1.375%, 11/15/31	2,148,500	1,748,678
1.500%, 02/15/30 (d)	1,105,000	941,667
1.625%, 02/15/26	782,300	723,505
1.625%, 05/15/31	3,640,000	3,061,155
1.750%, 12/31/24	3,485,900	3,308,882
1.750%, 12/31/26	1,539,500	1,409,424
1.750%, 11/15/29	1,540,000	1,342,507
1.875%, 02/28/29 (d)	9,200,000	8,147,391
1.875%, 02/15/32	18,050,000	15,312,182
2.000%, 06/30/24	808,000	777,100
2.000%, 11/15/26	910,000	841,359
2.250%, 02/15/27	550,000	511,822
2.500%, 02/28/26	405,000	384,671
2.750%, 04/30/27	15,000,000	14,214,844
2.750%, 07/31/27	6,113,000	5,783,710

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.750%, 05/31/29	1,080,000	$1,003,388
2.875%, 04/30/25	450,000	435,463
2.875%, 05/31/25	4,920,000	4,756,448
2.875%, 05/15/28	6,936,100	6,544,590
2.875%, 04/30/29	23,000,000	21,540,937
2.875%, 05/15/32	3,365,000	3,101,058
3.125%, 08/31/27	6,570,000	6,319,005
3.125%, 08/31/29	6,485,000	6,156,444
4.000%, 10/31/29	13,000,000	13,004,062

		352,164,099

Total U.S. Treasury & Government Agencies (Cost $796,467,610)		711,986,681

Corporate Bonds & Notes—27.7%

Aerospace/Defense—0.6%
BAE Systems plc
1.900%, 02/15/31 (144A) (d)	720,000	558,330
3.000%, 09/15/50 (144A)	332,000	214,865
Boeing Co. (The)
1.167%, 02/04/23	725,000	722,215
2.196%, 02/04/26	905,000	822,249
2.750%, 02/01/26	592,000	548,622
3.100%, 05/01/26	360,000	338,747
3.250%, 03/01/28	659,000	589,042
4.875%, 05/01/25	435,000	431,669
5.040%, 05/01/27	335,000	331,308
5.150%, 05/01/30	675,000	658,557
5.705%, 05/01/40	550,000	524,459
L3Harris Technologies, Inc.
1.800%, 01/15/31	640,000	491,162
Northrop Grumman Corp.
3.850%, 04/15/45	182,000	145,157
Raytheon Technologies Corp.
2.820%, 09/01/51	1,260,000	816,183
3.200%, 03/15/24 (d)	251,000	246,115
3.750%, 11/01/46	550,000	424,495
4.350%, 04/15/47	133,000	113,113
4.500%, 06/01/42	550,000	494,625

		8,470,913

Agriculture—0.3%
Altria Group, Inc.
2.450%, 02/04/32	1,250,000	942,993
BAT Capital Corp.
2.259%, 03/25/28	465,000	385,914
3.734%, 09/25/40	310,000	210,497
4.390%, 08/15/37	660,000	513,151
4.540%, 08/15/47	544,000	384,376
BAT International Finance plc
1.668%, 03/25/26 (d)	345,000	305,689
Bunge, Ltd. Finance Corp.
2.750%, 05/14/31	1,205,000	988,970

Agriculture—(Continued)
Reynolds American, Inc.
7.000%, 08/04/41	570,000	563,350

		4,294,940

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	407,142	347,568
3.550%, 01/15/30 (144A)	577,315	463,812
4.125%, 05/15/25 (144A)	678,052	620,085
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	503,176	426,920
3.800%, 09/20/31 (144A)	475,520	428,518
4.125%, 09/20/31 (144A)	638,080	531,130
Continental Airlines Pass-Through Trust
4.000%, 10/29/24	110,955	105,867
Spirit Airlines Pass-Through Trust
3.375%, 02/15/30	230,667	198,790
United Airlines Pass-Through Trust
3.100%, 10/07/28	709,941	573,213
3.500%, 03/01/30	1,050,229	906,683
3.700%, 03/01/30	991,164	825,792
4.000%, 04/11/26	352,595	327,586
4.150%, 08/25/31	1,082,490	957,467
4.300%, 08/15/25	502,992	467,889
4.600%, 03/01/26	531,522	485,393

		7,666,713

Auto Manufacturers—0.6%
General Motors Financial Co., Inc.
1.200%, 10/15/24	410,000	379,564
1.250%, 01/08/26	1,376,000	1,211,676
2.350%, 01/08/31	424,000	319,702
2.700%, 06/10/31	720,000	551,646
3.800%, 04/07/25	390,000	376,465
4.350%, 01/17/27	332,000	315,463
Hyundai Capital America
1.300%, 01/08/26 (144A)	325,000	284,236
1.500%, 06/15/26 (144A)	645,000	558,824
1.800%, 10/15/25 (144A)	380,000	341,779
1.800%, 01/10/28 (144A)	635,000	520,762
2.375%, 10/15/27 (144A)	400,000	342,213
3.000%, 02/10/27 (144A)	240,000	215,381
Nissan Motor Co., Ltd.
4.345%, 09/17/27 (144A)	1,519,000	1,377,347
4.810%, 09/17/30 (144A)	868,000	736,647
Stellantis Finance U.S., Inc.
2.691%, 09/15/31 (144A)	606,000	462,380
Volkswagen Group of America Finance LLC
1.625%, 11/24/27 (144A)	300,000	251,175

		8,245,260

Auto Parts & Equipment—0.0%
Lear Corp.
2.600%, 01/15/32	355,000	267,089

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—6.6%
ABN AMRO Bank NV
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (a)	200,000	$161,726
AIB Group plc
4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (a)	425,000	410,045
Australia & New Zealand Banking Group, Ltd.
4.400%, 05/19/26 (144A)	200,000	192,018
Banco Nacional de Panama
2.500%, 08/11/30 (144A)	950,000	761,425
Banco Santander S.A.
1.722%, 1Y H15 + 0.900%, 09/14/27 (a)	400,000	341,667
1.849%, 03/25/26	600,000	529,584
2.746%, 05/28/25	600,000	561,534
2.749%, 12/03/30	200,000	153,180
5.147%, 08/18/25 (d)	600,000	593,359
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (a)	2,045,000	1,809,219
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	341,540
2.087%, SOFR + 1.060%, 06/14/29 (a)	1,018,000	856,641
2.572%, SOFR + 1.210%, 10/20/32 (a)	855,000	669,638
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	572,089
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,313,484
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	382,000	352,481
4.250%, 10/22/26	520,000	502,294
4.376%, SOFR + 1.580%, 04/27/28 (a)	1,100,000	1,051,955
Bank of Ireland Group plc
2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (a)	655,000	552,694
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (a)	862,000	855,090
Bank of Montreal
3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	381,265
Banque Federative du Credit Mutuel S.A.
1.604%, 10/04/26 (144A)	840,000	730,665
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (a)	1,102,000	1,049,002
2.894%, 1Y H15 + 1.300%, 11/24/32 (a)	460,000	350,328
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	500,000	496,519
5.304%, 1Y H15 + 2.300%, 08/09/26 (a)	755,000	749,356
BNP Paribas S.A.
1.323%, SOFR + 1.004%, 01/13/27 (144A) (a)	318,000	277,940
2.159%, SOFR + 1.218%, 09/15/29 (144A) (a)	1,346,000	1,097,288
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a) (d)	402,000	369,092
3.052%, SOFR + 1.507%, 01/13/31 (144A) (a)	586,000	480,252
BPCE S.A.
1.000%, 01/20/26 (144A)	570,000	499,685
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	474,558
2.277%, SOFR + 1.312%, 01/20/32 (144A) (a)	415,000	310,253
3.375%, 12/02/26	700,000	651,528
4.625%, 07/11/24 (144A)	400,000	389,284
Citigroup, Inc.
2.561%, SOFR + 1.167%, 05/01/32 (a)	915,000	722,360
3.057%, SOFR + 1.351%, 01/25/33 (a)	527,000	425,297
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	1,952,000	1,792,696
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	123,977
4.075%, 3M LIBOR + 1.192%, 04/23/29 (a)	667,000	613,750
4.300%, 11/20/26	750,000	725,505
4.400%, 06/10/25 (d)	566,000	555,532
4.450%, 09/29/27	1,294,000	1,233,710

Banks—(Continued)
Citizens Financial Group, Inc.
2.638%, 09/30/32	193,000	143,255
Commonwealth Bank of Australia
3.305%, 03/11/41† (144A)	355,000	240,912
Cooperative Rabobank UA
3.750%, 07/21/26	513,000	481,677
4.375%, 08/04/25	424,000	413,846
Credit Agricole S.A.
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	2,283,000	1,996,576
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	683,644
2.811%, 01/11/41† (144A)	410,000	253,246
4.375%, 03/17/25 (144A)	295,000	284,570
Credit Suisse Group AG
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	307,473
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	314,000	277,595
4.282%, 01/09/28 (144A)	783,000	648,990
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	542,558
2.222%, SOFR + 2.159%, 09/18/24 (a)	1,145,000	1,105,868
3.035%, SOFR + 1.718%, 05/28/32 (a) (d)	1,351,000	1,023,967
Discover Bank
4.250%, 03/13/26	1,229,000	1,168,739
DNB Bank ASA
1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (a)	1,030,000	871,340
Fifth Third Bancorp
8.250%, 03/01/38	200,000	247,499
Goldman Sachs Group, Inc. (The)
1.431%, SOFR + 0.798%, 03/09/27 (a)	2,000,000	1,753,816
1.948%, SOFR + 0.913%, 10/21/27 (a)	781,000	682,895
1.992%, SOFR + 1.090%, 01/27/32 (a)	950,000	723,726
2.640%, SOFR + 1.114%, 02/24/28 (a)	920,000	819,155
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	2,614,000	2,428,748
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	445,000	384,493
HSBC Holdings plc
2.206%, SOFR + 1.285%, 08/17/29 (a)	630,000	508,524
2.357%, SOFR + 1.947%, 08/18/31 (a)	890,000	680,042
3.900%, 05/25/26	200,000	190,483
4.041%, 3M LIBOR + 1.546%, 03/13/28 (a)	432,000	398,103
4.292%, 3M LIBOR + 1.348%, 09/12/26 (a)	300,000	286,967
6.100%, 01/14/42 (d)	370,000	385,738
6.500%, 09/15/37	930,000	894,752
7.336%, SOFR + 3.030%, 11/03/26 (a)	910,000	946,465
ING Groep NV
1.726%, SOFR + 1.005%, 04/01/27 (a)	285,000	251,506
KeyCorp
4.789%, SOFR + 2.060%, 06/01/33 (a)	170,000	160,512
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	720,000	623,193
4.375%, 03/22/28	633,000	600,776
4.500%, 11/04/24	685,000	668,467
4.582%, 12/10/25	400,000	387,319
Macquarie Bank, Ltd.
3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (a)	825,000	596,727
Macquarie Group, Ltd.
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	1,820,000	1,711,651
6.207%, 11/22/24 (144A)	913,000	918,933

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.
1.538%, 1Y H15 + 0.750%, 07/20/27 (a)	660,000	$572,180
2.048%, 07/17/30	1,020,000	804,576
3.751%, 07/18/39 (d)	615,000	499,592
Mizuho Financial Group, Inc.
1.234%, 1Y H15 + 0.670%, 05/22/27 (a)	772,000	668,669
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	795,000	730,187
2.869%, SOFR + 1.572%, 09/13/30 (a)	539,000	450,745
5.414%, 1Y H15 + 2.050%, 09/13/28 (a)	790,000	790,144
Morgan Stanley
2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	239,961
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	978,706
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	254,580
3.875%, 04/29/24	700,000	689,126
4.300%, 01/27/45 (d)	400,000	340,934
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	1,157,000	1,076,824
4.457%, 3M LIBOR + 1.431%, 04/22/39 (a)	850,000	746,199
National Australia Bank, Ltd.
2.332%, 08/21/30 (144A)	470,000	357,801
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	672,922
NatWest Group plc
3.073%, 1Y H15 + 2.550%, 05/22/28 (a) (d)	570,000	509,380
3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	649,248
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	480,000	469,382
4.800%, 04/05/26	1,037,000	1,014,114
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a) (d)	290,000	274,387
Nordea Bank Abp
5.375%, 09/22/27 (144A)	555,000	557,560
PNC Bank N.A.
2.500%, 08/27/24	580,000	556,114
Santander UK Group Holdings plc
1.673%, SOFR + 0.989%, 06/14/27 (a)	680,000	578,199
6.833%, SOFR + 2.749%, 11/21/26 (a)	671,000	679,670
Societe Generale S.A.
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	1,552,000	1,348,941
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	720,000	619,495
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (a)	1,670,000	1,284,777
4.250%, 04/14/25 (144A)	785,000	752,997
Standard Chartered plc
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (a)	1,073,000	929,770
2.819%, 3M LIBOR + 1.209%, 01/30/26 (144A) (a)	740,000	688,123
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	264,282
7.776%, 1Y H15 + 3.100%, 11/16/25 (144A) (a)	390,000	401,660
Sumitomo Mitsui Financial Group, Inc.
3.010%, 10/19/26	212,000	195,704
3.040%, 07/16/29	1,020,000	881,950
UBS Group AG
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (a)	415,000	357,049
2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (a)	1,070,000	805,596
4.125%, 09/24/25 (144A)	850,000	826,476
4.703%, 1Y H15 + 2.050%, 08/05/27 (144A) (a)	720,000	695,871
4.488%, 1Y H15 + 1.550%, 05/12/26 (144A) (a)	1,335,000	1,304,780
UniCredit S.p.A.
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	345,000	294,119
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	628,722

Banks—(Continued)
UniCredit S.p.A.
5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (a)	455,000	399,433
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a)	230,000	210,793
Wells Fargo & Co.
4.650%, 11/04/44	595,000	500,857
5.375%, 11/02/43	1,005,000	934,323
Westpac Banking Corp.
3.133%, 11/18/41	693,000	457,115
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	988,218

		86,708,502

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	1,103,000	1,041,720
4.900%, 02/01/46	315,000	286,359
Anheuser-Busch InBev Finance, Inc.
4.625%, 02/01/44	185,000	166,268
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	1,300,000	1,162,084
4.439%, 10/06/48	950,000	811,326
Coca-Cola Femsa S.A.B. de C.V.
1.850%, 09/01/32	515,000	387,697
2.750%, 01/22/30	276,000	237,705
Constellation Brands, Inc.
5.250%, 11/15/48	180,000	168,628
Fomento Economico Mexicano S.A.B. de C.V.
3.500%, 01/16/50	790,000	554,035

		4,815,822

Biotechnology—0.2%
Amgen, Inc.
1.650%, 08/15/28	430,000	358,537
3.000%, 01/15/52	595,000	379,750
Baxalta, Inc.
5.250%, 06/23/45	27,000	25,801
Biogen, Inc.
2.250%, 05/01/30	450,000	366,611
Gilead Sciences, Inc.
2.600%, 10/01/40	945,000	659,318
Regeneron Pharmaceuticals, Inc.
1.750%, 09/15/30	1,000,000	772,368
Royalty Pharma plc
1.200%, 09/02/25	303,000	271,167
2.150%, 09/02/31	447,000	338,038

		3,171,590

Building Materials—0.2%
CRH America Finance, Inc.
3.400%, 05/09/27 (144A)	214,000	198,344
Lennox International, Inc.
1.350%, 08/01/25	1,630,000	1,475,355

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Martin Marietta Materials, Inc.
3.450%, 06/01/27	499,000	$463,146
Masco Corp.
2.000%, 10/01/30	260,000	201,520
6.500%, 08/15/32	720,000	737,042

		3,075,407

Chemicals—0.2%
Albemarle Corp.
5.450%, 12/01/44	350,000	316,273
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., L.P.
5.125%, 04/01/25 (144A)	630,000	629,032
DuPont de Nemours, Inc.
5.319%, 11/15/38	945,000	908,200
International Flavors & Fragrances, Inc.
1.832%, 10/15/27 (144A)	330,000	276,958
5.000%, 09/26/48	404,000	343,038
Nutrien, Ltd.
3.000%, 04/01/25 (d)	200,000	190,393
4.125%, 03/15/35	620,000	534,104

		3,197,998

Commercial Services—0.6%
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	893,738
7.000%, 10/15/37 (144A)	500,000	543,206
Ford Foundation (The)
2.815%, 06/01/70	275,000	160,402
Global Payments, Inc.
2.900%, 05/15/30 (d)	211,000	172,886
2.900%, 11/15/31	404,000	318,582
3.200%, 08/15/29	1,437,000	1,221,524
5.300%, 08/15/29	272,000	262,962
Pepperdine University
3.301%, 12/01/59	450,000	282,216
Quanta Services, Inc.
2.350%, 01/15/32	855,000	649,227
2.900%, 10/01/30	1,110,000	912,665
S&P Global, Inc.
2.900%, 03/01/32 (144A)	581,000	495,566
4.250%, 05/01/29 (144A)	1,056,000	1,007,948
Triton Container International, Ltd.
1.150%, 06/07/24 (144A)	850,000	786,095
University of Southern California
3.226%, 10/01/2120	440,000	255,132

		7,962,149

Computers—0.5%
Apple, Inc.
2.700%, 08/05/51	965,000	636,167
3.750%, 09/12/47	1,200,000	996,658
3.750%, 11/13/47	200,000	164,633
3.850%, 08/04/46	362,000	307,361

Computers—(Continued)
CGI, Inc.
1.450%, 09/14/26	659,000	582,799
2.300%, 09/14/31	1,184,000	899,004
Dell International LLC / EMC Corp.
5.450%, 06/15/23	99,000	99,063
6.020%, 06/15/26 (d)	1,786,000	1,821,998
HP, Inc.
3.000%, 06/17/27 (d)	490,000	447,244
Leidos, Inc.
2.300%, 02/15/31	365,000	279,610

		6,234,537

Cosmetics/Personal Care—0.2%
Estee Lauder Cos., Inc. (The)
2.600%, 04/15/30	1,470,000	1,263,309
GSK Consumer Healthcare Capital U.S. LLC
3.375%, 03/24/29	780,000	701,404

		1,964,713

Distribution/Wholesale—0.0%
WW Grainger, Inc.
4.600%, 06/15/45	190,000	172,766

Diversified Financial Services—2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 01/30/26	393,000	345,754
2.450%, 10/29/26	390,000	341,032
2.875%, 08/14/24	770,000	729,024
3.000%, 10/29/28	485,000	406,321
3.300%, 01/30/32	460,000	359,610
4.450%, 04/03/26	478,000	456,220
4.500%, 09/15/23	1,830,000	1,817,980
6.500%, 07/15/25	208,000	210,762
Air Lease Corp.
2.875%, 01/15/26	600,000	555,153
3.250%, 03/01/25	484,000	459,268
3.250%, 10/01/29	1,065,000	906,822
3.375%, 07/01/25	1,266,000	1,197,409
Aviation Capital Group LLC
5.500%, 12/15/24 (144A)	698,000	685,600
Avolon Holdings Funding, Ltd.
2.125%, 02/21/26 (144A)	445,000	383,001
2.528%, 11/18/27 (144A)	5,211,000	4,165,124
2.875%, 02/15/25 (144A)	1,839,000	1,698,805
4.250%, 04/15/26 (144A)	885,000	802,298
4.375%, 05/01/26 (144A)	540,000	492,019
5.250%, 05/15/24 (144A)	805,000	788,964
5.500%, 01/15/26 (144A)	1,140,000	1,083,801
Blackstone Secured Lending Fund
3.650%, 07/14/23	610,000	604,306
BOC Aviation, Ltd.
3.500%, 10/10/24 (144A)	385,000	371,640
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	328,252
4.700%, 09/20/47	84,000	67,509

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Brookfield Finance, Inc.
4.850%, 03/29/29	485,000	$462,585
Capital One Financial Corp.
1.878%, SOFR + 0.855%, 11/02/27 (a)	324,000	282,170
2.618%, SOFR + 1.265%, 11/02/32 (a)	735,000	562,806
4.200%, 10/29/25	200,000	193,267
4.927%, SOFR + 2.057%, 05/10/28 (a)	570,000	551,821
4.985%, SOFR + 2.160%, 07/24/26 (a)	540,000	528,881
LSEGA Financing plc
2.000%, 04/06/28 (144A)	1,445,000	1,231,328
Nomura Holdings, Inc.
2.648%, 01/16/25	845,000	797,832
2.679%, 07/16/30	540,000	431,821
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	320,000	319,210
5.500%, 02/15/24 (144A)	96,000	94,748
Private Export Funding Corp.
3.550%, 01/15/24	7,383,000	7,283,586

		31,996,729

Electric—2.7%
AEP Transmission Co. LLC
3.150%, 09/15/49	225,000	155,671
Alabama Power Co.
3.550%, 12/01/23	461,000	454,939
Alexander Funding Trust
1.841%, 11/15/23 (144A)	800,000	766,361
Baltimore Gas & Electric Co.
5.200%, 06/15/33	1,510,000	1,465,802
Berkshire Hathaway Energy Co.
6.125%, 04/01/36	325,000	341,032
CenterPoint Energy, Inc.
1.450%, 06/01/26	699,000	619,740
China Southern Power Grid International Finance BVI Co., Ltd.
3.500%, 05/08/27 (144A)	960,000	910,096
Cleveland Electric Illuminating Co. (The)
4.550%, 11/15/30 (144A)	250,000	233,872
Constellation Energy Generation LLC
5.750%, 10/01/41	260,000	252,274
6.250%, 10/01/39	160,000	163,201
Consumers Energy Co.
4.350%, 08/31/64	191,000	155,068
Delmarva Power & Light Co.
4.150%, 05/15/45	500,000	401,706
Dominion Energy, Inc.
2.850%, 08/15/26	183,000	168,683
DTE Electric Co.
5.700%, 10/01/37	300,000	295,480
Duke Energy Indiana LLC
3.750%, 05/15/46	350,000	269,078
Duke Energy Progress LLC
2.900%, 08/15/51	470,000	307,755
4.100%, 03/15/43	200,000	167,499
4.375%, 03/30/44	247,000	212,379
5.700%, 04/01/35	360,000	357,371

Electric—(Continued)
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	356,508
2.775%, 01/07/32 (144A)	280,000	219,008
3.616%, 08/01/27 (144A)	1,050,000	944,309
Edison International
3.550%, 11/15/24	1,180,000	1,139,144
Emera U.S. Finance L.P.
4.750%, 06/15/46	500,000	385,778
Enel Finance International NV
3.500%, 04/06/28 (144A)	465,000	406,835
Entergy Arkansas LLC
2.650%, 06/15/51	285,000	171,842
3.050%, 06/01/23	765,000	759,193
Entergy Corp.
2.950%, 09/01/26	194,000	180,111
Entergy Louisiana LLC
2.400%, 10/01/26 (d)	414,000	376,303
2.900%, 03/15/51	390,000	249,509
3.050%, 06/01/31	195,000	166,562
Evergy Metro, Inc.
5.300%, 10/01/41	315,000	300,645
Fells Point Funding Trust
3.046%, 01/31/27 (144A)	1,895,000	1,724,623
Florida Power & Light Co.
5.625%, 04/01/34	1,250,000	1,297,457
Fortis, Inc.
3.055%, 10/04/26	929,000	861,731
ITC Holdings Corp.
2.950%, 05/14/30 (144A)	330,000	278,370
Jersey Central Power & Light Co.
6.150%, 06/01/37	200,000	195,423
Massachusetts Electric Co.
4.004%, 08/15/46 (144A)	402,000	290,690
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/28 (144A)	340,000	319,946
Nevada Power Co.
5.375%, 09/15/40	223,000	213,064
6.650%, 04/01/36	360,000	392,281
New England Power Co.
3.800%, 12/05/47 (144A)	280,000	212,559
New York State Electric & Gas Corp.
3.250%, 12/01/26 (144A)	434,000	407,910
Niagara Mohawk Power Corp.
1.960%, 06/27/30 (144A)	700,000	553,340
3.508%, 10/01/24 (144A)	305,000	293,005
Northern States Power Co.
6.500%, 03/01/28	628,000	662,430
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	560,000	499,493
2.450%, 12/02/27 (144A)	625,000	517,847
OGE Energy Corp.
0.703%, 05/26/23	435,000	427,290
Ohio Power Co.
2.900%, 10/01/51	635,000	413,144
Oklahoma Gas and Electric Co.
0.553%, 05/26/23	525,000	515,650

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	670,000	$474,215
Pacific Gas and Electric Co.
1.700%, 11/15/23	540,000	522,623
2.950%, 03/01/26	380,000	348,270
3.250%, 02/16/24	1,525,000	1,488,480
3.450%, 07/01/25	600,000	567,994
3.750%, 08/15/42	245,000	164,248
4.300%, 03/15/45	420,000	297,775
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	113,000	101,501
PG&E Recovery Funding LLC
5.536%, 07/15/49	630,000	638,196
PG&E Wildfire Recovery Funding LLC
4.263%, 06/01/36	465,000	430,872
5.099%, 06/01/52	675,000	634,647
5.212%, 12/01/47	360,000	347,509
Progress Energy, Inc.
7.000%, 10/30/31	200,000	218,071
Public Service Co. of Colorado
2.500%, 03/15/23	400,000	398,334
Public Service Co. of Oklahoma
6.625%, 11/15/37	600,000	628,683
Puget Energy, Inc.
2.379%, 06/15/28	853,000	725,796
San Diego Gas & Electric Co.
2.950%, 08/15/51	635,000	428,859
Sierra Pacific Power Co.
3.375%, 08/15/23	556,000	550,220
Southern California Edison Co.
3.650%, 03/01/28	500,000	466,067
5.550%, 01/15/36	500,000	459,774
Southern Power Co.
5.150%, 09/15/41	400,000	361,479
Southwestern Public Service Co.
4.500%, 08/15/41	250,000	217,767
Tampa Electric Co.
4.450%, 06/15/49	500,000	412,529
Toledo Edison Co. (The)
6.150%, 05/15/37	400,000	413,739
Tri-State Generation & Transmission Association, Inc.
4.250%, 06/01/46	206,000	152,171
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	108,025
6.000%, 05/15/37	685,000	708,548

		35,696,399

Electronics—0.1%
Arrow Electronics, Inc.
3.250%, 09/08/24	439,000	421,832
3.875%, 01/12/28	376,000	341,569

		763,401

Engineering & Construction—0.0%
Mexico City Airport Trust
5.500%, 07/31/47 (144A)	200,000	154,000

Food—0.4%
Bimbo Bakeries USA, Inc.
4.000%, 05/17/51 (144A)	695,000	522,762
Campbell Soup Co.
3.125%, 04/24/50	287,000	194,316
Conagra Brands, Inc.
5.300%, 11/01/38	205,000	193,041
Kraft Heinz Foods Co.
4.375%, 06/01/46	460,000	373,797
4.625%, 10/01/39	600,000	526,340
Kroger Co. (The)
8.000%, 09/15/29	610,000	687,856
McCormick and Co., Inc.
2.500%, 04/15/30	1,239,000	1,033,307
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	1,160,000	883,216
5.200%, 04/01/29 (144A)	1,100,000	1,004,850
Tyson Foods, Inc.
5.150%, 08/15/44	100,000	92,548

		5,512,033

Gas—0.4%
APA Infrastructure, Ltd.
4.200%, 03/23/25 (144A)	700,000	675,901
4.250%, 07/15/27 (144A)	687,000	641,542
Atmos Energy Corp.
4.150%, 01/15/43	460,000	386,936
Brooklyn Union Gas Co. (The)
4.273%, 03/15/48 (144A)	500,000	374,226
KeySpan Gas East Corp.
2.742%, 08/15/26 (144A)	345,000	308,231
NiSource, Inc.
1.700%, 02/15/31	570,000	434,525
2.950%, 09/01/29	465,000	403,291
Southern California Gas Co.
2.550%, 02/01/30	829,000	705,468
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	158,871
4.400%, 06/01/43	375,000	306,421
6.000%, 10/01/34	1,000,000	978,849
Southwest Gas Corp.
3.800%, 09/29/46	332,000	228,546

		5,602,807

Healthcare-Products—0.1%
Thermo Fisher Scientific, Inc.
2.000%, 10/15/31	1,065,000	862,511

Healthcare-Services—1.0%
Aetna, Inc.
6.625%, 06/15/36	297,000	315,499

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Anthem, Inc.
4.650%, 08/15/44	324,000	$289,281
Bon Secours Mercy Health, Inc.
3.205%, 06/01/50	625,000	416,477
Children’s Hospital Corp. (The)
2.585%, 02/01/50	430,000	261,734
2.928%, 07/15/50	540,000	340,828
CommonSpirit Health
1.547%, 10/01/25	435,000	391,143
2.782%, 10/01/30	430,000	354,674
3.910%, 10/01/50	425,000	314,537
Cottage Health Obligated Group
3.304%, 11/01/49	500,000	350,722
Elevance Health, Inc.
4.101%, 03/01/28	460,000	440,829
Hackensack Meridian Health, Inc.
2.675%, 09/01/41	1,180,000	820,541
2.875%, 09/01/50	700,000	452,484
Hartford HealthCare Corp.
3.447%, 07/01/54	1,100,000	768,114
HCA, Inc.
3.500%, 07/15/51	397,000	254,702
5.125%, 06/15/39	565,000	505,553
5.250%, 06/15/26	1,540,000	1,521,411
5.500%, 06/15/47	445,000	395,214
Memorial Health Services
3.447%, 11/01/49 (d)	995,000	721,815
MultiCare Health System
2.803%, 08/15/50	365,000	215,540
MyMichigan Health
3.409%, 06/01/50	245,000	168,360
Nationwide Children’s Hospital, Inc.
4.556%, 11/01/52	181,000	160,580
NYU Langone Hospitals
3.380%, 07/01/55	410,000	273,574
Piedmont Healthcare, Inc.
2.864%, 01/01/52	620,000	386,665
Providence St. Joseph Health Obligated Group
2.746%, 10/01/26	210,000	196,772
Quest Diagnostics, Inc.
3.450%, 06/01/26	140,000	133,515
Texas Health Resources
2.328%, 11/15/50	340,000	194,172
4.330%, 11/15/55	250,000	212,700
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	643,984
4.625%, 07/15/35	320,000	310,235
5.875%, 02/15/53	405,000	437,305
Universal Health Services, Inc.
2.650%, 10/15/30	109,000	86,750
Yale-New Haven Health Services Corp.
2.496%, 07/01/50	580,000	346,953

		12,682,663

Home Builders—0.0%
Lennar Corp.
4.500%, 04/30/24	280,000	276,257

Insurance—0.9%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	450,116
3.900%, 04/06/28 (144A)	415,000	389,655
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	500,000	531,966
Aon plc
3.500%, 06/14/24	485,000	473,355
Assurant, Inc.
4.200%, 09/27/23	454,000	448,941
Athene Global Funding
1.450%, 01/08/26 (144A)	420,000	367,573
2.500%, 01/14/25 (144A)	115,000	107,697
2.750%, 06/25/24 (144A)	890,000	846,525
2.950%, 11/12/26 (144A)	2,125,000	1,917,183
Berkshire Hathaway Finance Corp.
3.850%, 03/15/52	620,000	494,170
4.300%, 05/15/43	831,000	744,948
Corebridge Financial, Inc.
3.850%, 04/05/29 (144A)	390,000	355,215
F&G Global Funding
1.750%, 06/30/26 (144A)	585,000	520,864
Guardian Life Insurance Co. of America (The)
4.850%, 01/24/77† (144A)	156,000	127,299
Hanover Insurance Group, Inc. (The)
2.500%, 09/01/30	380,000	291,921
Hartford Financial Services Group, Inc. (The)
4.300%, 04/15/43	400,000	319,834
Liberty Mutual Insurance Co.
8.500%, 05/15/25 (144A)	800,000	837,401
Massachusetts Mutual Life Insurance Co.
7.625%, 11/15/23 (144A)	262,000	266,006
New York Life Global Funding
3.000%, 01/10/28 (144A)	485,000	445,996
New York Life Insurance Co.
4.450%, 05/15/69 (144A)	625,000	514,365
Northwestern Mutual Global Funding
1.700%, 06/01/28 (144A)	620,000	523,933
Pacific Life Insurance Co.
4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a) (d)	200,000	152,373

		11,127,336

Internet—0.2%
Amazon.com, Inc.
3.950%, 04/13/52	1,270,000	1,051,157
eBay, Inc.
2.600%, 05/10/31	2,500,000	2,049,040

		3,100,197

Iron/Steel—0.2%
Nucor Corp.
2.979%, 12/15/55	250,000	154,643

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Reliance Steel & Aluminum Co.
1.300%, 08/15/25	1,810,000	$1,635,286
Steel Dynamics, Inc.
1.650%, 10/15/27	630,000	527,847

		2,317,776

Machinery-Diversified—0.2%
Deere & Co.
8.100%, 05/15/30	400,000	472,041
Nvent Finance Sarl
4.550%, 04/15/28	562,000	515,996
Otis Worldwide Corp.
2.565%, 02/15/30 (d)	1,110,000	932,621

		1,920,658

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.500%, 03/01/42	775,000	496,586
3.700%, 04/01/51	840,000	510,777
4.800%, 03/01/50	935,000	678,762
6.834%, 10/23/55	400,000	369,015
Comcast Corp.
2.887%, 11/01/51	1,131,000	726,379
2.937%, 11/01/56	663,000	410,016
2.987%, 11/01/63	42,000	25,396
3.900%, 03/01/38	591,000	509,303
4.200%, 08/15/34	556,000	513,303
4.250%, 01/15/33	1,880,000	1,772,007
COX Communications, Inc.
2.950%, 10/01/50 (144A)	630,000	377,717
Discovery Communications LLC
5.200%, 09/20/47	485,000	360,268
Grupo Televisa S.A.B.
6.125%, 01/31/46	200,000	198,604
Paramount Global
4.850%, 07/01/42	255,000	188,642
5.900%, 10/15/40	125,000	107,870
TCI Communications, Inc.
7.125%, 02/15/28	801,000	874,140
Time Warner Cable LLC
5.500%, 09/01/41	1,000,000	829,875

		8,948,660

Mining—0.2%
Barrick Gold Corp.
6.450%, 10/15/35	300,000	314,372
Glencore Funding LLC
2.500%, 09/01/30 (144A) (d)	2,270,000	1,842,536
4.125%, 05/30/23 (144A)	346,000	344,195

		2,501,103

Miscellaneous Manufacturing—0.0%
Parker-Hannifin Corp.
4.450%, 11/21/44	333,000	285,145

Oil & Gas—1.0%
Aker BP ASA
2.000%, 07/15/26 (144A)	389,000	343,608
BP Capital Markets America, Inc.
2.939%, 06/04/51	1,260,000	829,587
3.017%, 01/16/27	655,000	609,845
BP Capital Markets plc
3.279%, 09/19/27	288,000	270,796
Coterra Energy, Inc.
3.900%, 05/15/27	710,000	662,942
Ecopetrol S.A.
4.125%, 01/16/25 (d)	433,000	412,372
Eni S.p.A.
4.000%, 09/12/23 (144A)	385,000	379,615
EQT Corp.
3.900%, 10/01/27	200,000	184,633
Exxon Mobil Corp.
2.995%, 08/16/39	690,000	527,360
3.095%, 08/16/49	860,000	614,594
HF Sinclair Corp.
2.625%, 10/01/23	775,000	758,873
5.875%, 04/01/26 (d)	409,000	409,343
Jonah Energy LLC 7.800%, 11/10/37 (144A) (f) (g)	1,800,000	1,765,145
Marathon Petroleum Corp.
4.700%, 05/01/25	509,000	501,217
Phillips 66 Co.
3.150%, 12/15/29 (144A)	330,000	287,883
3.550%, 10/01/26 (144A)	100,000	93,792
4.900%, 10/01/46 (144A)	200,000	177,007
Pioneer Natural Resources Co.
1.900%, 08/15/30	800,000	626,496
Saudi Arabian Oil Co.
1.250%, 11/24/23 (144A)	200,000	192,253
1.625%, 11/24/25 (144A)	220,000	200,379
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	663,930
7.875%, 06/15/26	544,000	583,935
TotalEnergies Capital International S.A.
2.986%, 06/29/41	900,000	670,426
3.127%, 05/29/50	870,000	614,408
3.461%, 07/12/49	660,000	493,130
Valero Energy Corp.
2.150%, 09/15/27	391,000	342,786
7.500%, 04/15/32	126,000	141,620

		13,357,975

Oil & Gas Services—0.1%
Baker Hughes Holdings LLC
5.125%, 09/15/40	360,000	331,934
Halliburton Co.
4.750%, 08/01/43	215,000	183,386
4.850%, 11/15/35	270,000	249,781
6.750%, 02/01/27	200,000	205,997

		971,098

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.1%
Graphic Packaging International LLC
1.512%, 04/15/26 (144A)	894,000	$779,842
WRKCo, Inc.
3.750%, 03/15/25	300,000	290,139

		1,069,981

Pharmaceuticals—0.9%
AbbVie, Inc.
3.200%, 11/21/29	1,583,000	1,427,033
4.050%, 11/21/39	982,000	840,542
4.400%, 11/06/42	600,000	520,453
4.450%, 05/14/46	220,000	189,075
AstraZeneca plc
2.125%, 08/06/50	390,000	228,411
6.450%, 09/15/37	350,000	394,543
Becton Dickinson & Co.
3.794%, 05/20/50	103,000	79,041
Bristol-Myers Squibb Co.
4.125%, 06/15/39	527,000	468,907
4.550%, 02/20/48	427,000	383,938
Cigna Corp.
4.800%, 07/15/46	156,000	139,171
CVS Health Corp.
4.300%, 03/25/28	179,000	173,137
5.050%, 03/25/48	2,065,000	1,853,430
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	641,373	576,411
5.773%, 01/10/33 (144A)	603,097	589,416
8.353%, 07/10/31 (144A)	119,833	130,992
Mead Johnson Nutrition Co.
4.125%, 11/15/25	89,000	87,153
Mylan, Inc.
4.550%, 04/15/28	350,000	323,778
5.400%, 11/29/43	400,000	316,636
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26	2,100,000	1,969,513
Takeda Pharmaceutical Co., Ltd.
3.025%, 07/09/40	945,000	693,495
3.175%, 07/09/50	440,000	296,753
Viatris, Inc.
3.850%, 06/22/40	412,000	276,245
Zoetis, Inc.
2.000%, 05/15/30	590,000	478,805

		12,436,878

Pipelines—0.8%
ANR Pipeline Co.
7.375%, 02/15/24	226,000	226,244
Boardwalk Pipelines L.P.
3.400%, 02/15/31	630,000	526,933
Buckeye Partners L.P.
5.850%, 11/15/43	575,000	428,420
Cameron LNG LLC
3.701%, 01/15/39 (144A)	769,000	609,139

Pipelines—(Continued)
Energy Transfer L.P.
3.900%, 05/15/24	350,000	340,873
3.900%, 07/15/26	117,000	110,543
4.150%, 09/15/29	443,000	400,192
4.950%, 05/15/28	290,000	278,151
4.950%, 01/15/43	394,000	316,580
5.300%, 04/01/44	200,000	168,857
5.500%, 06/01/27	167,000	165,814
6.050%, 06/01/41	270,000	253,535
6.100%, 02/15/42	500,000	458,463
Enterprise Products Operating LLC
4.950%, 10/15/54	179,000	148,978
5.100%, 02/15/45	200,000	179,740
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	1,100,000	858,462
4.317%, 12/30/39 (144A)	425,000	305,249
Galaxy Pipeline Assets Bidco, Ltd.
2.940%, 09/30/40 (144A)	773,224	620,820
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	415,000	403,699
2.600%, 10/15/25 (144A)	1,300,000	1,178,864
Kinder Morgan, Inc.
5.050%, 02/15/46	250,000	212,027
ONEOK Partners L.P.
6.650%, 10/01/36	950,000	950,698
Plains All American Pipeline L.P. / PAA Finance Corp.
4.700%, 06/15/44	560,000	424,724
Sabine Pass Liquefaction LLC
4.500%, 05/15/30 (d)	400,000	370,767
Southern Natural Gas Co. LLC
4.800%, 03/15/47 (144A)	244,000	197,956
Targa Resources Corp.
4.200%, 02/01/33	290,000	249,505
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	400,000	395,894
4.750%, 05/15/38	300,000	267,393

		11,048,520

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd.
3.400%, 09/30/26 (144A)	632,000	580,270
Ontario Teachers’ Cadillac Fairview Properties Trust
3.875%, 03/20/27 (144A)	603,000	555,679

		1,135,949

Real Estate Investment Trusts—1.7%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	410,000	304,856
2.000%, 05/18/32	710,000	543,655
3.800%, 04/15/26	175,000	169,221
4.000%, 02/01/50	566,000	428,932
American Tower Corp.
1.500%, 01/31/28	965,000	798,445
1.875%, 10/15/30	845,000	652,082
2.100%, 06/15/30	470,000	372,027

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp.
2.950%, 01/15/51 (d)	255,000	$157,873
3.100%, 06/15/50	390,000	245,404
3.375%, 10/15/26	287,000	268,333
3.700%, 10/15/49	665,000	471,673
Boston Properties L.P.
3.200%, 01/15/25	380,000	363,457
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	600,000	495,145
2.500%, 08/16/31	325,000	248,574
3.850%, 02/01/25	500,000	479,760
Corporate Office Properties L.P.
2.750%, 04/15/31	1,153,000	862,907
Digital Realty Trust L.P.
3.700%, 08/15/27 (d)	270,000	250,547
Equinix, Inc.
2.000%, 05/15/28	1,388,000	1,171,680
2.900%, 11/18/26	875,000	799,747
Essex Portfolio L.P.
2.650%, 03/15/32	565,000	445,248
Goodman U.S. Finance Three LLC
3.700%, 03/15/28 (144A)	387,000	349,161
Healthcare Realty Holdings L.P.
2.000%, 03/15/31 (d)	470,000	355,806
Healthpeak Properties, Inc.
3.500%, 07/15/29	600,000	533,956
Life Storage L.P.
2.400%, 10/15/31	390,000	300,027
3.500%, 07/01/26	1,000,000	934,205
Mid-America Apartments L.P.
1.700%, 02/15/31	470,000	366,442
National Retail Properties, Inc.
3.600%, 12/15/26	453,000	422,515
Office Properties Income Trust
2.650%, 06/15/26	925,000	716,874
3.450%, 10/15/31	365,000	243,776
Physicians Realty L.P.
2.625%, 11/01/31	405,000	316,118
Prologis L.P.
2.250%, 04/15/30	200,000	166,623
Public Storage
1.950%, 11/09/28	490,000	417,979
2.250%, 11/09/31	411,000	329,598
Realty Income Corp.
3.000%, 01/15/27	200,000	184,890
Regency Centers L.P.
2.950%, 09/15/29	560,000	470,017
Sabra Health Care L.P.
3.200%, 12/01/31	660,000	491,084
Safehold Operating Partnership L.P.
2.800%, 06/15/31	2,220,000	1,703,753
Scentre Group Trust 1 / Scentre Group Trust 2
3.500%, 02/12/25 (144A)	720,000	689,072
Scentre Group Trust 2
4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a)	635,000	568,642

Real Estate Investment Trusts—(Continued)
SITE Centers Corp.
4.700%, 06/01/27	226,000	212,023
UDR, Inc.
2.100%, 08/01/32	470,000	345,295
2.950%, 09/01/26	233,000	213,862
3.000%, 08/15/31 (d)	95,000	79,217
3.200%, 01/15/30	625,000	542,238
Ventas Realty L.P.
3.500%, 02/01/25	197,000	189,199
3.850%, 04/01/27	369,000	346,582
Welltower, Inc.
3.100%, 01/15/30	445,000	375,583
6.500%, 03/15/41	225,000	224,055
WP Carey, Inc.
2.250%, 04/01/33 (d)	845,000	625,707
4.250%, 10/01/26	285,000	274,487

		22,518,352

Retail—0.5%
7-Eleven, Inc.
1.300%, 02/10/28 (144A) (d)	405,000	335,668
2.500%, 02/10/41 (144A)	409,000	269,886
Alimentation Couche-Tard, Inc.
3.439%, 05/13/41 (144A)	780,000	555,223
3.625%, 05/13/51 (144A)	870,000	581,589
3.800%, 01/25/50 (144A)	625,000	438,893
AutoZone, Inc.
1.650%, 01/15/31	530,000	411,198
Home Depot, Inc. (The)
4.950%, 09/15/52	596,000	572,065
Lowe’s Cos., Inc.
1.700%, 10/15/30 (d)	1,085,000	848,473
2.625%, 04/01/31	700,000	579,993
McDonald’s Corp.
4.450%, 03/01/47	180,000	156,034
4.700%, 12/09/35	84,000	80,333
6.300%, 10/15/37	152,000	165,462
Nordstrom, Inc.
4.250%, 08/01/31	908,000	649,311
O’Reilly Automotive, Inc.
3.600%, 09/01/27	494,000	465,566

		6,109,694

Semiconductors—0.6%
Advanced Micro Devices, Inc.
2.375%, 06/01/30	700,000	588,599
Analog Devices, Inc.
2.800%, 10/01/41	722,000	528,415
Broadcom, Inc.
1.950%, 02/15/28 (144A)	1,800,000	1,520,316
3.137%, 11/15/35 (144A)	1,685,000	1,238,923
3.187%, 11/15/36 (144A)	465,000	334,004
KLA Corp.
3.300%, 03/01/50	610,000	441,728
Microchip Technology, Inc.
0.972%, 02/15/24	264,000	250,702
0.983%, 09/01/24	249,000	230,564

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Microchip Technology, Inc.
2.670%, 09/01/23	291,000	$285,574
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31	1,085,000	864,181
3.250%, 05/11/41	1,115,000	777,982
QUALCOMM, Inc.
4.500%, 05/20/52	460,000	402,852
TSMC Arizona Corp.
4.500%, 04/22/52	505,000	472,766
TSMC Global, Ltd.
4.625%, 07/22/32 (144A) (d)	444,000	437,191

		8,373,797

Software—0.5%
Activision Blizzard, Inc.
1.350%, 09/15/30 (d)	757,000	591,542
Fiserv, Inc.
3.200%, 07/01/26	305,000	285,437
4.400%, 07/01/49	295,000	239,332
Microsoft Corp.
2.400%, 08/08/26	400,000	372,981
2.921%, 03/17/52	272,000	192,440
3.041%, 03/17/62	149,000	102,947
3.500%, 02/12/35	296,000	267,369
Oracle Corp.
2.300%, 03/25/28	630,000	545,687
3.800%, 11/15/37	900,000	712,612
3.850%, 07/15/36	124,000	101,396
3.900%, 05/15/35	106,000	88,644
4.300%, 07/08/34	103,000	90,468
Roper Technologies, Inc.
1.400%, 09/15/27	1,050,000	888,255
VMware, Inc.
1.400%, 08/15/26	1,306,000	1,138,527
4.650%, 05/15/27	425,000	411,363
Workday, Inc.
3.500%, 04/01/27	852,000	796,253

		6,825,253

Telecommunications—0.6%
AT&T, Inc.
1.650%, 02/01/28	80,000	67,564
2.250%, 02/01/32	510,000	399,749
3.500%, 06/01/41	479,000	357,207
3.550%, 09/15/55	396,000	264,228
3.650%, 06/01/51	2,795,000	1,968,553
Deutsche Telekom AG
3.625%, 01/21/50 (144A)	276,000	197,423
NBN Co., Ltd.
2.625%, 05/05/31 (144A)	1,600,000	1,269,319
Rogers Communications, Inc.
4.550%, 03/15/52 (144A)	545,000	422,531
T-Mobile USA, Inc.
3.600%, 11/15/60	385,000	254,205

Telecommunications—(Continued)
Verizon Communications, Inc.
2.100%, 03/22/28 (d)	507,000	440,014
2.355%, 03/15/32	109,000	86,405
2.650%, 11/20/40	779,000	525,812
4.125%, 03/16/27	113,000	110,055
Vodafone Group plc
5.250%, 05/30/48	540,000	475,594
6.150%, 02/27/37	500,000	506,556

		7,345,215

Transportation—0.2%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	178,397
7.950%, 08/15/30	1,185,000	1,367,297
CSX Corp.
4.750%, 11/15/48	404,000	364,904
6.000%, 10/01/36	300,000	314,734
Kansas City Southern
4.700%, 05/01/48	597,000	513,836
Norfolk Southern Corp.
3.942%, 11/01/47	219,000	175,272
Union Pacific Corp.
4.100%, 09/15/67	200,000	156,229

		3,070,669

Water—0.1%
American Water Capital Corp.
2.800%, 05/01/30	750,000	648,476

Total Corporate Bonds & Notes (Cost $430,010,938)		364,907,931

Asset-Backed Securities—12.6%

Asset-Backed - Automobile—3.1%
Carvana Auto Receivables Trust
3.040%, 04/15/25 (144A)	3,169,647	3,127,397
Credit Acceptance Auto Loan Trust
0.960%, 02/15/30 (144A)	2,700,000	2,596,577
8.450%, 02/15/33 (144A)	2,600,000	2,624,731
Credito Real USA Auto Receivables Trust
1.350%, 02/16/27 (144A)	427,147	417,489
Drive Auto Receivables Trust
1.020%, 06/15/27	948,000	926,725
1.450%, 01/16/29	1,600,000	1,499,392
3.180%, 10/15/26	1,122,438	1,109,128
DT Auto Owner Trust
1.100%, 02/16/27 (144A)	1,432,000	1,360,370
4.220%, 01/15/27 (144A)	3,290,000	3,197,853
Exeter Automobile Receivables Trust
5.980%, 12/15/28	2,800,000	2,653,666
Flagship Credit Auto Trust
1.960%, 12/15/27 (144A)	3,650,000	3,336,952
2.180%, 02/16/27 (144A)	650,000	608,896

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
GLS Auto Receivables Issuer Trust
1.200%, 01/15/27 (144A)	625,000	$611,855
1.420%, 04/15/27 (144A)	2,250,000	2,041,239
1.480%, 07/15/27 (144A)	4,400,000	3,934,755
1.680%, 01/15/27 (144A)	1,200,000	1,133,229
LP LMS ASSET
3.228%, 10/15/28	725,081	716,164
Santander Drive Auto Receivables Trust
4.140%, 02/16/27	3,706,000	3,629,228
Sonoran Auto Receivables Trust
4.750%, 07/15/24	748,620	729,905
4.750%, 06/15/25	887,492	875,599
U.S. Auto Funding LLC
0.790%, 07/15/24 (144A)	140,296	140,004
1.490%, 03/17/25 (144A)	3,189,000	3,154,037

		40,425,191

Asset-Backed - Credit Card—0.3%
Consumer Receivables Asset Investment Trust
8.208%, 3M LIBOR + 3.000%, 03/24/23 (144A) (a)	835,006	836,564
Continental Finance Credit Card ABS Master Trust
2.240%, 12/15/28 (144A)	1,500,000	1,410,691
Mercury Financial Credit Card Master Trust
1.540%, 03/20/26 (144A)	1,695,000	1,617,123

		3,864,378

Asset-Backed - Other—9.2%
Accelerated LLC
1.900%, 10/20/40 (144A)	1,357,316	1,193,631
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,071,619	1,020,461
3.678%, 12/17/36 (144A)	85,026	81,854
4.201%, 12/17/36 (144A)	400,000	387,590
4.290%, 10/17/36 (144A)	300,000	290,223
4.596%, 12/17/36 (144A)	250,000	243,093
5.036%, 10/17/52 (144A)	1,900,000	1,811,662
5.639%, 04/17/52 (144A)	500,000	485,952
6.231%, 10/17/36 (144A)	650,000	633,050
6.418%, 12/17/36 (144A)	300,000	295,990
American Tower Trust I
3.070%, 03/15/48 (144A)	920,000	914,849
AMSR Trust
1.355%, 11/17/37 (144A)	2,300,000	2,058,164
2.327%, 10/17/38 (144A)	1,694,000	1,417,083
4.387%, 03/17/39 (144A)	3,000,000	2,625,878
Bridge Trust
4.450%, 11/17/37 (144A)	2,257,000	2,048,475
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	1,207,430	1,060,189
2.918%, 04/15/36 (144A)	2,329,559	1,974,431
2.981%, 11/15/35 (144A)	906,580	825,748
Camillo
5.000%, 12/05/23	3,279,586	3,250,070
Cars Net Lease Mortgage Notes
3.100%, 12/15/50 (144A)	594,000	517,925

Asset-Backed - Other—(Continued)
CFIN Issuer LLC
3.250%, 02/16/26 (144A)	3,000,000	$2,854,500
COOF Securitization Trust, Ltd.
2.783%, 06/25/40 (144A) (a) (c)	341,417	17,908
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	1,045,485	979,060
3.880%, 03/15/52 (144A)	2,470,000	2,393,656
Crossroads Asset Trust
1.440%, 01/20/26 (144A)	1,650,000	1,576,777
DataBank Issuer
2.060%, 02/27/51 (144A)	1,950,000	1,688,992
Diversified ABS Phase III LLC
4.875%, 04/28/39 (144A) (f) (g)	3,943,429	3,627,954
Diversified ABS Phase VI LLC
7.500%, 11/28/39 (144A) (f) (g)	2,005,061	1,952,347
FirstKey Homes Trust
2.668%, 10/19/37 (144A)	3,700,000	3,260,737
5.197%, 05/17/39 (144A)	1,320,000	1,213,370
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (a)	3,300,000	2,680,103
3.690%, 02/25/24	5,000,000	4,762,500
3.850%, 10/25/26 (144A) (a)	2,680,000	2,149,242
4.450%, 01/25/26 (144A) (a)	3,100,000	2,707,992
Foundation Finance Trust
3.860%, 11/15/34 (144A)	358,698	351,255
Freedom Trucking LLC
3.100%, 10/14/24	25,017	23,766
Gold Key Resorts LLC
3.220%, 03/17/31 (144A)	24,385	23,964
Goodgreen Trust
2.760%, 04/15/55 (144A)	1,039,540	893,961
3.260%, 10/15/53 (144A)	1,179,438	1,059,633
3.740%, 10/15/52 (144A)	241,134	223,369
5.000%, 10/20/51 (144A) (f) (g)	1,059,658	980,184
HERO Funding Trust
3.080%, 09/20/42 (144A)	207,701	194,171
3.950%, 09/20/48 (144A)	798,987	737,886
4.460%, 09/20/47 (144A)	647,120	612,870
Hilton Grand Vacations Trust
2.660%, 12/26/28 (144A)	172,585	169,873
Jonah Energy ABS I LLC
7.200%, 12/10/37 (144A)	1,528,800	1,516,471
KGS-Alpha SBA COOF Trust
0.591%, 05/25/39 (144A) (a) (c)	1,494,835	18,014
0.716%, 08/25/38 (144A) (a) (c)	1,101,903	16,104
1.620%, 03/25/39 (144A) (a) (c)	1,232,882	43,168
3.162%, 04/25/40 (144A) (a) (c)	344,521	17,815
LFT CRE, Ltd.
6.268%, 1M LIBOR + 1.950%, 06/15/39 (144A) (a)	3,280,000	3,130,071
Nashville 3 Senior
4.330%, 11/01/32	2,700,000	2,651,222
NRZ Excess Spread-Collateralized Notes
3.104%, 07/25/26 (144A)	4,109,317	3,586,414
3.228%, 05/25/26 (144A)	1,913,882	1,694,901
3.474%, 11/25/26 (144A)	2,477,166	2,180,853
3.844%, 12/25/25 (144A)	1,571,481	1,432,147

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OL S.P. LLC
4.160%, 02/09/30	553,463	$544,462
Oportun Funding LLC
1.210%, 03/08/28 (144A)	950,000	884,619
Oportun Issuance Trust
5.050%, 06/09/31 (144A)	3,600,000	3,473,330
Pagaya AI Debt Selection Trust
1.180%, 11/15/27 (144A)	1,076,745	1,060,619
PNMAC GMSR Issuer Trust
8.178%, SOFR30A + 4.250%, 05/25/27 (144A) (a)	2,650,000	2,543,702
PRET LLC
2.487%, 10/25/51 (144A) (a)	4,469,615	3,908,241
Progress Residential Trust
2.409%, 05/17/38 (144A)	1,960,000	1,636,558
2.425%, 07/17/38 (144A)	2,535,000	2,101,458
3.930%, 02/17/41 (144A)	3,150,000	2,451,500
5.200%, 04/17/39 (144A)	2,435,000	2,146,275
Regional Management Issuance Trust
3.040%, 03/17/31 (144A)	2,309,000	1,939,493
Renew Financial
3.670%, 09/20/52 (144A)	308,716	279,135
Sierra Timeshare Receivables Funding LLC
1.330%, 07/20/37 (144A)	716,213	672,413
Trillion Capital III
1.000%, 11/15/24 (f) (g)	4,256,942	4,256,942
Upstart Securitization Trust
0.870%, 03/20/31 (144A)	71,752	71,530
1.890%, 03/20/31 (144A)	914,000	891,613
VM Debt Trust
7.460%, 07/18/27 (f) (g)	4,000,000	3,760,000
VOLT C LLC
1.992%, 05/25/51 (144A) (h)	1,211,064	1,081,343
VOLT CI LLC
1.992%, 05/25/51 (144A) (h)	1,525,307	1,352,820
VOLT LLC
2.240%, 03/27/51 (144A) (h)	904,250	826,273
VOLT XCII LLC
1.893%, 02/27/51 (144A) (h)	1,071,206	924,321
VOLT XCIII LLC
1.893%, 02/27/51 (144A) (h)	3,330,995	2,996,605
VOLT XCIV LLC
2.240%, 02/27/51 (144A) (h)	2,524,572	2,282,246
VOLT XCVII LLC
2.240%, 04/25/51 (144A) (h)	2,226,433	1,958,410
VSE VOI Mortgage LLC
3.560%, 02/20/36 (144A)	374,328	362,938

		120,966,414

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust
5.189%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	485,733	468,707

Total Asset-Backed Securities (Cost $179,636,693)		165,724,690

Mortgage-Backed Securities—4.7%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.4%
Ajax Mortgage Loan Trust
2.239%, 06/25/66 (144A) (h)	2,042,598	$1,884,308
Banc of America Funding Trust
3.171%, 05/20/34 (a)	88,766	85,971
Global Mortgage Securitization, Ltd.
4.709%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	114,086	109,998
HarborView Mortgage Loan Trust
3.928%, 05/19/34 (a)	307,969	284,738
Impac CMB Trust
5.129%, 1M LIBOR + 0.740%, 11/25/34 (a)	686,901	668,317
JPMorgan Mortgage Trust
3.650%, 08/25/34 (a)	44,151	43,520
LHOME Mortgage Trust
2.090%, 02/25/26 (144A) (a)	1,525,000	1,443,672
MASTR Asset Securitization Trust
5.500%, 12/25/33	108,785	95,990
Merrill Lynch Mortgage Investors Trust
4.849%, 1M LIBOR + 0.460%, 04/25/29 (a)	116,683	105,582
4.889%, 1M LIBOR + 0.500%, 05/25/29 (a)	243,706	233,187
5.009%, 1M LIBOR + 0.620%, 10/25/28 (a)	150,435	139,092
5.029%, 1M LIBOR + 0.640%, 10/25/28 (a)	208,798	194,099
5.905%, 6M LIBOR + 0.680%, 01/25/29 (a)	196,084	189,049
MRA Issuance Trust
2.000%, 04/05/23 (144A)	2,653,672	2,537,547
2.856%, 1M LIBOR + 2.750%, 02/15/23 (144A) (a)	2,228,863	2,229,192
Preston Ridge Partners Mortgage LLC
1.867%, 04/25/26 (144A) (h)	1,322,056	1,178,627
2.115%, 01/25/26 (144A) (a)	2,136,984	1,998,096
Seasoned Credit Risk Transfer Trust
3.250%, 11/25/61	2,476,530	2,184,076
3.500%, 07/25/58	3,061,604	2,763,515
3.500%, 10/25/58	1,328,167	1,127,135
4.000%, 11/25/57	2,652,856	2,530,731
Sequoia Mortgage Trust
4.953%, 1M LIBOR + 0.600%, 12/20/34 (a)	429,633	382,861
4.993%, 1M LIBOR + 0.640%, 01/20/34 (a)	229,194	214,203
5.013%, 1M LIBOR + 0.660%, 07/20/33 (a)	303,339	279,602
5.033%, 1M LIBOR + 0.680%, 10/20/34 (a)	469,611	415,687
5.113%, 1M LIBOR + 0.760%, 04/20/33 (a)	222,443	201,744
Structured Asset Mortgage Investments Trust
5.239%, 1M LIBOR + 0.900%, 05/19/33 (a)	351,880	323,689
Structured Asset Mortgage Investments Trust II
5.039%, 1M LIBOR + 0.700%, 01/19/34 (a)	477,184	448,662
5.039%, 1M LIBOR + 0.700%, 03/19/34 (a)	448,173	406,134
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.988%, 11/25/33 (a)	121,338	117,339
Thornburg Mortgage Securities Trust
2.412%, 04/25/45 (a)	516,979	480,923
3.551%, 12/25/44 (a)	277,653	256,578
5.029%, 1M LIBOR + 0.640%, 09/25/43 (a)	223,668	208,727
Towd Point Mortgage Trust
2.918%, 11/30/60 (144A) (a)	4,501,251	3,611,016
VM Master Issuer LLC
5.163%, 05/24/25 (144A) (a)	2,900,000	2,746,684

		32,120,291

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust
4.214%, 08/15/46 (144A) (a)	1,200,000	$840,405
BB-UBS Trust
3.430%, 11/05/36 (144A)	2,950,000	2,741,826
Citigroup Commercial Mortgage Trust
2.717%, 02/15/53	4,330,000	3,654,994
Commercial Mortgage Trust
0.190%, 07/10/45 (144A) (a) (c)	114,913,865	119,913
2.896%, 02/10/37 (144A)	3,050,000	2,810,636
3.815%, 04/10/33 (144A) (a)	1,450,000	1,316,688
Credit Suisse Mortgage Capital Certificates
4.373%, 09/15/37 (144A)	1,000,000	735,489
Independence Plaza Trust
3.763%, 07/10/35 (144A)	2,935,000	2,749,349
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	683,964
MRCD Mortgage Trust
2.718%, 12/15/36 (144A)	1,997,000	1,779,267
RBS Commercial Funding, Inc. Trust
3.260%, 03/11/31 (144A)	531,000	527,781
RR Trust
Zero Coupon, 04/26/48 (144A) (b)	8,830,000	7,642,953
SLG Office Trust
2.585%, 07/15/41 (144A)	3,090,000	2,464,972
Wells Fargo Commercial Mortgage Trust
5.468%, 1M LIBOR + 1.150%, 02/15/40 (144A) (a)	1,545,337	1,443,889
WF-RBS Commercial Mortgage Trust
4.248%, 03/15/45 (144A) (a)	300,000	276,090

		29,788,216

Total Mortgage-Backed Securities (Cost $67,966,240)		61,908,507

Foreign Government—0.5%

Sovereign—0.5%
Chile Government International Bond
2.550%, 01/27/32	394,000	322,362
Israel Government AID Bond
Zero Coupon, 08/15/25	2,500,000	2,207,602
Mexico Government International Bonds
2.659%, 05/24/31 (d)	848,000	683,936
3.500%, 02/12/34	577,000	461,755
3.771%, 05/24/61	625,000	394,706
4.125%, 01/21/26	189,000	184,280
4.350%, 01/15/47	228,000	171,314
4.600%, 01/23/46	959,000	747,181
4.600%, 02/10/48 (d)	200,000	154,235
5.750%, 10/12/10 (d)	500,000	420,552
Panama Government International Bond
4.500%, 04/16/50	350,000	263,842
Republic of South Africa Government Bond
5.875%, 09/16/25	384,000	384,553

Sovereign—(Continued)
Saudi Government International Bond
2.250%, 02/02/33 (144A)	490,000	$397,384

Total Foreign Government (Cost $8,212,083)		6,793,702

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $12,241,323; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $12,483,656.	12,238,875	12,238,875

Total Short-Term Investments (Cost $12,238,875)		12,238,875

Securities Lending Reinvestments (i)—2.2%

Certificates of Deposit—0.5%
Bank of Nova Scotia
4.710%, FEDEFF PRV + 0.380%, 01/06/23 (a)	1,000,000	1,000,018
Cooperatieve Rabobank UA
4.830%, SOFR + 0.530%, 02/01/23 (a)	1,000,000	1,000,209
Natixis S.A. (New York)
4.800%, SOFR + 0.500%, 02/13/23 (a)	1,000,000	1,000,394
Royal Bank of Canada
4.550%, SOFR + 0.250%, 01/11/23 (a)	2,000,000	1,999,968
Toronto-Dominion Bank (The)
4.550%, SOFR + 0.250%, 02/09/23 (a)	1,000,000	999,956

		6,000,545

Commercial Paper—0.2%
DNB Bank ASA
4.780%, SOFR + 0.480%, 06/02/23 (a)	1,000,000	1,000,253
UBS AG
4.870%, SOFR + 0.570%, 03/23/23 (a)	2,000,000	2,000,000

		3,000,253

Repurchase Agreements—0.8%
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $746,491; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $761,719.	746,134	746,134
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $2,000,960; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $2,047,738.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (i)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,301,092; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,329,092.	1,300,000	$1,300,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $2,001,731; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $2,177,657.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $102,181.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $500,244; collateralized by various Common Stock with an aggregate market value of $556,424.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,701,461; collateralized by various Common Stock with an aggregate market value of $1,892,426.	1,700,000	1,700,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $2,000,978; collateralized by various Common Stock with an aggregate market value of $2,229,114.	2,000,000	2,000,000

		10,346,134

Mutual Funds—0.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (j)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (j)	1,138,770	1,138,770
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.160% (j)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (j)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (j)	1,000,000	1,000,000

		9,138,770

Total Securities Lending Reinvestments (Cost $28,484,927)		28,485,702

Total Investments—102.6% (Cost $1,523,017,366)		1,352,046,088
Other assets and liabilities (net)—(2.6)%		(34,299,560)

Net Assets—100.0%		$1,317,746,528

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $621,457, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal only security.
(c)	Interest only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $34,102,544 and the collateral received consisted of cash in the amount of $28,484,932 and non-cash collateral with a value of $6,849,473. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities and agency that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 1.2% of net assets.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(j)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $290,695,888, which is 22.1% of net assets.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Commonwealth Bank of Australia, 3.305%, 03/11/41	09/27/21	$355,000	$369,157	$240,912
Credit Agricole S.A., 2.811%, 01/11/41	01/05/21	410,000	410,000	253,246
Guardian Life Insurance Co. of America (The), 4.850%, 01/24/77	01/17/17	156,000	154,524	127,299

				$621,457

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$711,986,681	$—	$711,986,681
Corporate Bonds & Notes
Aerospace/Defense	—	8,470,913	—	8,470,913
Agriculture	—	4,294,940	—	4,294,940
Airlines	—	7,666,713	—	7,666,713
Auto Manufacturers	—	8,245,260	—	8,245,260
Auto Parts & Equipment	—	267,088	—	267,088
Banks	—	86,708,502	—	86,708,502
Beverages	—	4,815,822	—	4,815,822
Biotechnology	—	3,171,590	—	3,171,590
Building Materials	—	3,075,407	—	3,075,407
Chemicals	—	3,197,998	—	3,197,998
Commercial Services	—	7,962,149	—	7,962,149
Computers	—	6,234,537	—	6,234,537
Cosmetics/Personal Care	—	1,964,713	—	1,964,713
Distribution/Wholesale	—	172,766	—	172,766
Diversified Financial Services	—	31,996,729	—	31,996,729
Electric	—	35,696,399	—	35,696,399
Electronics	—	763,401	—	763,401
Engineering & Construction	—	154,000	—	154,000

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food	$—	$5,512,033	$—	$5,512,033
Gas	—	5,602,807	—	5,602,807
Healthcare-Products	—	862,511	—	862,511
Healthcare-Services	—	12,682,663	—	12,682,663
Home Builders	—	276,257	—	276,257
Insurance	—	11,127,336	—	11,127,336
Internet	—	3,100,197	—	3,100,197
Iron/Steel	—	2,317,776	—	2,317,776
Machinery-Diversified	—	1,920,658	—	1,920,658
Media	—	8,948,660	—	8,948,660
Mining	—	2,501,103	—	2,501,103
Miscellaneous Manufacturing	—	285,145	—	285,145
Oil & Gas	—	11,592,831	1,765,145	13,357,976
Oil & Gas Services	—	971,098	—	971,098
Packaging & Containers	—	1,069,981	—	1,069,981
Pharmaceuticals	—	12,436,878	—	12,436,878
Pipelines	—	11,048,520	—	11,048,520
Real Estate	—	1,135,949	—	1,135,949
Real Estate Investment Trusts	—	22,518,352	—	22,518,352
Retail	—	6,109,694	—	6,109,694
Semiconductors	—	8,373,797	—	8,373,797
Software	—	6,825,253	—	6,825,253
Telecommunications	—	7,345,215	—	7,345,215
Transportation	—	3,070,669	—	3,070,669
Water	—	648,476	—	648,476
Total Corporate Bonds & Notes	—	363,142,786	1,765,145	364,907,931
Asset-Backed Securities
Asset-Backed—Automobile	—	40,425,191	—	40,425,191
Asset-Backed—Credit Card	—	3,864,378	—	3,864,378
Asset-Backed—Other	—	106,388,987	14,577,427	120,966,414
Asset-Backed—Student Loan	—	468,707	—	468,707
Total Asset-Backed Securities	—	151,147,263	14,577,427	165,724,690
Total Mortgage-Backed Securities*	—	61,908,507	—	61,908,507
Total Foreign Government*	—	6,793,702	—	6,793,702
Total Short-Term Investment*	—	12,238,875	—	12,238,875
Securities Lending Reinvestments
Certificates of Deposit	—	6,000,545	—	6,000,545
Commercial Paper	—	3,000,253	—	3,000,253
Repurchase Agreements	—	10,346,134	—	10,346,134
Mutual Funds	9,138,770	—	—	9,138,770
Total Securities Lending Reinvestments	9,138,770	19,346,932	—	28,485,702
Total Investments	$9,138,770	$1,326,564,746	$16,342,572	$1,352,046,088

Collateral for Securities Loaned (Liability)	$—	$(28,484,932)	$—	$(28,484,932)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2022, a transfer into Level 3 in the amount of $1,542,729 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2021	Transfer in	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2022	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2022
Corporate Bonds
Oil & Gas	$—	$—	$1,765,145	$—	$—	$—	$1,765,145	$—
Asset-Backed Securities
Asset-Backed - Other	17,041	1,542,729	14,923,452	(1,419,836)	(1,055,133)	569,174	14,577,427	(492,302)
Mortgage-Backed Securities
Collateralized Mortgage Obligations	68,661	—	—	(68,661)	—	—	—	—

Total	$85,702	$1,542,729	$16,688,597	$(1,488,497)	$(1,055,133)	$569,174	$16,342,572	$(492,302)

	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Corporate Bonds
Oil & Gas	$1,765,145	Market Transaction Method	Purchase Price	$98.06	$98.06	$98.06	Increases
Asset-Backed Securities
Asset-Backed—Other	6,209,289	Market Transaction Method	Purchase Price	$97.37	$100.00	$99.17	Increases
	8,368,138	Broker Quotations	Bid/Ask Spreads (in basis points)	10	25	18	Decreases
		Comparable Bond Analysis	Credit Spreads (in basis points)	435	675	537	Decreases
			Yield to Maturity	8.00%	11.05%	9.14%	Decreases

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,352,046,088
Cash	404,409
Receivable for:
Fund shares sold	208,737
Principal paydowns	1,267,299
Interest	6,468,581
Prepaid expenses	5,455

Total Assets	1,360,400,569
Liabilities
Collateral for securities loaned	28,484,932
Payables for:
Investments purchased	13,002,044
Fund shares redeemed	236,003
Accrued Expenses:
Management fees	466,229
Distribution and service fees	89,902
Deferred trustees’ fees	163,275
Other expenses	211,656

Total Liabilities	42,654,041

Net Assets	$1,317,746,528

Net Assets Consist of:
Paid in surplus	$1,537,617,873
Distributable earnings (Accumulated losses)	(219,871,345)

Net Assets	$1,317,746,528

Net Assets
Class A	$900,386,273
Class B	417,360,255
Capital Shares Outstanding*
Class A	101,976,746
Class B	47,351,125
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.83
Class B	8.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,523,017,366.
(b)	Includes securities loaned at value of $34,102,544.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest (a)	$42,449,084
Securities lending income	112,915

Total investment income	42,561,999
Expenses
Management fees	7,821,086
Administration fees	69,206
Custodian and accounting fees	176,255
Distribution and service fees—Class B	1,128,113
Audit and tax services	93,552
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	41,794
Insurance	11,808
Miscellaneous	16,907

Total expenses	9,413,375
Less management fee waiver	(1,990,822)

Net expenses	7,422,553

Net Investment Income	35,139,446

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(18,526,184)
Net change in unrealized depreciation on investments	(214,631,012)

Net realized and unrealized gain (loss)	(233,157,196)

Net Increase (Decrease) in Net Assets From Operations	$(198,017,750)

(a)	Net of foreign withholding taxes of $1,095.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$35,139,446	$31,346,659
Net realized gain (loss)	(18,526,184)	11,180,637
Net change in unrealized appreciation (depreciation)	(214,631,012)	(61,804,345)

Increase (decrease) in net assets from operations	(198,017,750)	(19,277,049)

From Distributions to Shareholders
Class A	(27,437,186)	(27,600,955)
Class B	(10,988,036)	(12,249,635)

Total distributions	(38,425,222)	(39,850,590)

Increase (decrease) in net assets from capital share transactions	(58,146,337)	104,012,741

Total increase (decrease) in net assets	(294,589,309)	44,885,102

Net Assets
Beginning of period	1,612,335,837	1,567,450,735

End of period	$1,317,746,528	$1,612,335,837

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	9,402,920	$88,294,682	6,378,564	$68,106,711
Reinvestments	3,045,193	27,437,186	2,666,759	27,600,955
Redemptions	(14,556,700)	(136,493,604)	(3,018,096)	(31,542,857)

Net increase (decrease)	(2,108,587)	$(20,761,736)	6,027,227	$64,164,809

Class B
Sales	3,464,339	$31,632,671	7,024,370	$74,032,102
Reinvestments	1,220,893	10,988,036	1,184,684	12,249,635
Redemptions	(8,511,141)	(80,005,308)	(4,434,739)	(46,433,805)

Net increase (decrease)	(3,825,909)	$(37,384,601)	3,774,315	$39,847,932

Increase (decrease) derived from capital shares transactions		$(58,146,337)		$104,012,741

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.39	$10.78	$10.36	$10.02	$10.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.21	0.25	0.27	0.26
Net realized and unrealized gain (loss)	(1.54)	(0.33)	0.57	0.57	(0.24)

Total income (loss) from investment operations	(1.30)	(0.12)	0.82	0.84	0.02

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.40)	(0.50)	(0.30)

Total distributions	(0.26)	(0.27)	(0.40)	(0.50)	(0.30)

Net Asset Value, End of Period	$8.83	$10.39	$10.78	$10.36	$10.02

Total Return (%) (b)	(12.58)	(1.24)	8.16	8.50	0.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	2.55	2.01	2.36	2.67	2.62
Portfolio turnover rate (%)	55 (d)	53 (d)	46 (d)	30	24
Net assets, end of period (in millions)	$900.4	$1,081.7	$1,057.3	$1,082.2	$1,771.1

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.37	$10.76	$10.34	$10.00	$10.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.18	0.22	0.25	0.24
Net realized and unrealized gain (loss)	(1.54)	(0.33)	0.58	0.56	(0.24)

Total income (loss) from investment operations	(1.33)	(0.15)	0.80	0.81	0.00

Less Distributions
Distributions from net investment income	(0.23)	(0.24)	(0.38)	(0.47)	(0.28)

Total distributions	(0.23)	(0.24)	(0.38)	(0.47)	(0.28)

Net Asset Value, End of Period	$8.81	$10.37	$10.76	$10.34	$10.00

Total Return (%) (b)	(12.87)	(1.46)	7.89	8.21	0.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	2.29	1.76	2.11	2.42	2.37
Portfolio turnover rate (%)	55 (d)	53 (d)	46 (d)	30	24
Net assets, end of period (in millions)	$417.4	$530.7	$510.2	$449.7	$434.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 33%, 27% and 25% for the years ended December 31, 2022, 2021 and 2020, respectively.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $12,238,875. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,346,134. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(4,674,855)	$—	$—	$—	$(4,674,855)
Foreign Government	(394,520)	—	—	—	(394,520)
U.S. Treasury & Government Agencies	(23,415,557)	—	—	—	(23,415,557)
Total Borrowings	$(28,484,932)	$—	$—	$—	$(28,484,932)
Gross amount of recognized liabilities for securities lending transactions					$(28,484,932)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$662,558,732	$115,747,640	$621,792,915	$199,794,344

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$325,501,508	$361,298,523

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $7,821,086.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,528,427,465

Gross unrealized appreciation	8,160,834
Gross unrealized (depreciation)	(184,542,211)

Net unrealized appreciation (depreciation)	$(176,381,377)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,425,222	$39,850,590	$—	$—	$38,425,222	$39,850,590

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,220,350	$—	$(176,381,378)	$(82,547,040)	$(219,708,068)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $8,358,020 and accumulated long-term capital losses of $74,189,020.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned -17.54%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

2022 was a difficult year for both equity and fixed income markets. The war in Ukraine and central banks’ battle against inflation have been the main sources of bond and equity markets’ struggles. However, the final quarter of the year brought some relief, as markets grew more confident with a slowing of the pace of policy tightening. Arguably the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused in part by central banks having to raise interest rates far more than investors had expected at the beginning of the year in response to runaway inflation.

Global equities finished 2022 down 18.36% based on the MSCI All Country World Index in U.S. dollar terms. Value stocks significantly outperformed growth stocks over the year. This can largely be explained by the high starting valuations for growth stocks, some growth disappointments, and the effect of rising interest rates. One part of the world where we believe a lot of bad news was priced in is China. The MSCI China Index was down 50% from its 2021 peak and was down 22% for the year, despite a 34% fourth quarter rally, as China looked to move beyond its zero-COVID policy.

Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year-end. The 10-year U.S. Treasury yield finished the year at 3.88%, up 236 basis points (“bps”) from where it ended in 2021. The 30-year U.S. Treasury finished the year at 3.97%, up 207 bps from the end of 2021. As a result, U.S. 10-year and 30-year Treasury returns were down 16.3% and 33.3%, respectively, in 2022, as per the Bloomberg U.S. Treasury Bellwether 10-year and 30-year indices. Overall, U.S. fixed income markets were down 13.0% over the year, according to the Bloomberg U.S. Aggregate Bond Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s current long-term Strategic Asset Allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary de-risking framework, suggesting de-risking only in emerging market equities. By the second quarter, as volatility and negative momentum in markets persisted, SEM was suggesting de-risking in all asset classes. The period ended with SEM suggesting de-risking in all asset classes. The Portfolio came into the year with 55% of the Portfolio invested in equities, but by period end that moved down to 29%, as a result of SEM and tactical asset allocation decisions to reduce risk. The Portfolio started the period with 8% of the Portfolio invested in fixed income. The Portfolio tactically added to fixed income and duration during the middle of the year but brought exposure back down to around 8% by period end. Exposure to convertibles stayed steady at around 21% of the Portfolio. Due to SEM and tactical views, the Portfolio held high levels of cash in the Portfolio, ending the period with 42% in cash.

During the reporting period, the Portfolio underperformed the Dow Jones Moderate Portfolio Index. Security selection and the duration overlay detracted from relative performance. Asset allocation and SEM contributed to relative performance.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the period, the Portfolio utilized equity futures, Treasury futures, and foreign fixed income futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as expected over the period.

As of the end of the period, the Portfolio had an underweight allocation (“underweight”) to equities overall. The Portfolio was underweight U.S. equities, split across large cap and small cap. The Portfolio was also underweight Europe, United Kingdom, Japan

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

equities, and emerging market equites. The Portfolio was also underweight fixed income, though it had an overweight allocation to U.S. government bonds.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
JPMorgan Global Active Allocation Portfolio
Class B	–17.54	1.94	4.70
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Financials	9.6
Information Technology	8.1
Health Care	7.3
Consumer Discretionary	6.3
Industrials	5.5

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	18.3
U.S. Treasury & Government Agencies	11.5
Corporate Bonds & Notes	4.4
Asset-Backed Securities	2.4
Mortgage-Backed Securities	0.6

Top Equity Holdings

% of Net Assets
Microsoft Corp.	1.6
Bank of America Corp.	1.4
Amazon.com, Inc.	1.1
Danaher Corp.	1.0
LVMH Moet Hennessy Louis Vuitton SE	0.9

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	4.6
U.S. Treasury Bonds	1.8
Barclays Bank plc	1.5
Southwest Airlines Co.	1.2
STMicroelectronics NV	1.2

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.97%	$1,000.00	$991.60	$4.87
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—45.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Airbus SE	29,940	$3,559,934
General Dynamics Corp.	2,315	574,375
Northrop Grumman Corp.	843	459,949
Raytheon Technologies Corp.	9,091	917,464
Safran S.A.	21,759	2,719,074

		8,230,796

Air Freight & Logistics—0.4%
FedEx Corp.	2,520	436,464
United Parcel Service, Inc. - Class B (a)	27,773	4,828,058

		5,264,522

Auto Components—0.4%
Bridgestone Corp. (a)	52,100	1,854,849
Cie Generale des Etablissements Michelin SCA	128,067	3,561,145

		5,415,994

Automobiles—0.4%
Stellantis NV (Milan-Traded Shares)	233,700	3,310,345
Tesla, Inc. (a) (b)	17,798	2,192,357

		5,502,702

Banks—4.0%
Bank Central Asia Tbk PT	2,217,000	1,215,470
Bank of America Corp.	337,588	11,180,915
Bank Rakyat Indonesia Persero Tbk PT	5,126,314	1,625,098
BNP Paribas S.A.	39,262	2,234,295
Capitec Bank Holdings, Ltd.	10,014	1,095,382
Citigroup, Inc.	9,495	429,459
Citizens Financial Group, Inc.	20,330	800,392
Credicorp, Ltd.	4,555	617,931
DBS Group Holdings, Ltd.	149,800	3,792,399
Erste Group Bank AG	35,934	1,145,849
FinecoBank Banca Fineco S.p.A.	72,216	1,203,519
First Republic Bank	3,097	377,493
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	141,569	1,018,841
HDFC Bank, Ltd. (ADR) (a)	61,163	4,184,161
ING Groep NV	150,737	1,839,053
Itau Unibanco Holding S.A. (ADR) (a)	163,965	772,275
KBC Group NV	63,055	4,048,589
Kotak Mahindra Bank, Ltd.	67,275	1,479,181
M&T Bank Corp.	8,143	1,181,224
Mitsubishi UFJ Financial Group, Inc.	206,000	1,389,682
Nordea Bank Abp	341,548	3,652,695
PNC Financial Services Group, Inc. (The)	5,577	880,831
Sberbank of Russia PJSC † (b) (c) (d)	2,160	0
Sumitomo Mitsui Financial Group, Inc.	38,500	1,551,329
SVB Financial Group (b)	940	216,332
Svenska Handelsbanken AB - A Shares	185,569	1,867,249
Truist Financial Corp.	94,096	4,048,951
U.S. Bancorp	13,843	603,693
Wells Fargo & Co.	131,970	5,449,041

		59,901,329

Beverages—1.4%
Ambev S.A. (ADR)	210,012	$571,233
Budweiser Brewing Co. APAC, Ltd.	409,100	1,286,958
Carlsberg AS - Class B	33,986	4,498,948
Constellation Brands, Inc. - Class A	2,948	683,199
Diageo plc	240,335	10,613,022
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	7,879	615,507
Keurig Dr Pepper, Inc.	8,978	320,155
Kweichow Moutai Co., Ltd. - Class A	6,056	1,498,590
Pernod Ricard S.A.	5,861	1,152,036
Wuliangye Yibin Co., Ltd. - Class A	14,800	383,210

		21,622,858

Biotechnology—1.4%
AbbVie, Inc.	66,720	10,782,619
Alnylam Pharmaceuticals, Inc. (b)	2,914	692,512
Amgen, Inc.	1,911	501,905
Exact Sciences Corp. (a) (b)	8,980	444,600
Exelixis, Inc. (b)	17,425	279,497
Genmab A/S (b)	1,145	484,996
Horizon Therapeutics plc (b)	9,907	1,127,417
Natera, Inc. (a) (b)	5,799	232,946
Regeneron Pharmaceuticals, Inc. (b)	8,547	6,166,575
Vertex Pharmaceuticals, Inc. (b)	1,339	386,676

		21,099,743

Building Products—0.5%
Assa Abloy AB - Class B	61,580	1,324,950
Carlisle Cos., Inc.	1,657	390,472
Daikin Industries, Ltd.	13,500	2,076,699
Fortune Brands Home & Security, Inc.	7,500	428,325
Trane Technologies plc	15,824	2,659,856

		6,880,302

Capital Markets—1.5%
B3 S.A. - Brasil Bolsa Balcao	268,827	672,228
Blackstone, Inc.	8,820	654,356
Charles Schwab Corp. (The)	21,094	1,756,286
CME Group, Inc. (a)	35,535	5,975,566
Deutsche Boerse AG	12,384	2,136,745
Hong Kong Exchanges & Clearing, Ltd.	61,000	2,636,124
Invesco, Ltd.	5,943	106,914
London Stock Exchange Group plc	19,169	1,653,979
Morgan Stanley	11,385	967,953
Northern Trust Corp.	5,047	446,609
S&P Global, Inc.	13,449	4,504,608
T. Rowe Price Group, Inc.	3,452	376,475

		21,887,843

Chemicals—0.8%
Air Liquide S.A. (a)	11,597	1,649,549
Axalta Coating Systems, Ltd. (b)	9,128	232,490
Eastman Chemical Co.	18,197	1,481,964
LG Chem, Ltd. (b)	1,511	722,818
Linde plc (b)	3,839	1,255,242
Shin-Etsu Chemical Co., Ltd.	47,800	5,823,736
Symrise AG	11,603	1,262,319

		12,428,118

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—0.1%
Copart, Inc. (b)	13,790	$839,673

Communications Equipment—0.0%
Arista Networks, Inc. (b)	2,284	277,163
Cisco Systems, Inc.	6,785	323,237
CommScope Holding Co., Inc. (b)	13,756	101,107

		701,507

Construction & Engineering—0.7%
Quanta Services, Inc.	9,653	1,375,553
Vinci S.A.	84,415	8,430,949

		9,806,502

Construction Materials—0.1%
Martin Marietta Materials, Inc.	2,301	777,669
Vulcan Materials Co.	1,366	239,200

		1,016,869

Consumer Finance—0.3%
American Express Co.	26,014	3,843,568
Capital One Financial Corp.	12,681	1,178,826

		5,022,394

Containers & Packaging—0.1%
Packaging Corp. of America	4,789	612,561
Westrock Co.	9,461	332,649

		945,210

Diversified Financial Services—0.3%
Berkshire Hathaway, Inc. - Class B (b)	5,683	1,755,479
Housing Development Finance Corp., Ltd.	108,484	3,459,987

		5,215,466

Diversified Telecommunication Services—0.4%
Deutsche Telekom AG	108,085	2,155,914
Nippon Telegraph & Telephone Corp.	104,600	2,985,710
Verizon Communications, Inc.	20,802	819,599

		5,961,223

Electric Utilities—0.8%
American Electric Power Co., Inc.	3,328	315,994
Edison International	5,411	344,248
Entergy Corp.	2,895	325,687
Iberdrola S.A.	274,297	3,208,588
NextEra Energy, Inc.	70,778	5,917,041
PG&E Corp. (b)	29,211	474,971
Xcel Energy, Inc.	9,732	682,311

		11,268,840

Electrical Equipment—0.6%
AMETEK, Inc.	6,042	844,188
Eaton Corp. plc	18,326	2,876,266
Hubbell, Inc. (a)	2,248	527,561
Nidec Corp.	21,100	1,098,824

Electrical Equipment—(Continued)
Schneider Electric SE	14,773	2,077,666
WEG S.A.	138,625	1,009,652

		8,434,157

Electronic Equipment, Instruments & Components—0.5%
Delta Electronics, Inc.	161,867	1,507,921
Keyence Corp.	13,000	5,089,561
Keysight Technologies, Inc. (b)	2,635	450,769
Largan Precision Co., Ltd.	6,000	397,921
TD SYNNEX Corp.	3,805	360,372
Zebra Technologies Corp. - Class A (b)	1,511	387,435

		8,193,979

Energy Equipment & Services—0.2%
Baker Hughes Co. (a)	92,021	2,717,380

Entertainment—0.1%
NetEase, Inc.	62,975	917,958
Sea, Ltd. (ADR) (b)	15,241	792,989

		1,710,947

Equity Real Estate Investment Trusts—0.8%
American Homes 4 Rent- Class A - Class A	16,033	483,235
Apple Hospitality REIT, Inc.	16,080	253,742
Brixmor Property Group, Inc.	22,763	516,037
EastGroup Properties, Inc.	1,163	172,194
Federal Realty Investment Trust	4,048	409,010
JBG SMITH Properties	10,938	207,603
Kimco Realty Corp.	31,666	670,686
Lamar Advertising Co. - Class A	3,882	366,461
Mid-America Apartment Communities, Inc.	3,323	521,678
Prologis, Inc.	48,446	5,461,317
Public Storage	1,023	286,634
Rayonier, Inc. (a)	15,227	501,882
Sun Communities, Inc.	11,360	1,624,480
Welltower, Inc.	3,194	209,367
Weyerhaeuser Co.	24,220	750,820

		12,435,146

Food & Staples Retailing—0.3%
Albertsons Cos., Inc. - Class A	10,427	216,256
Bid Corp., Ltd.	48,553	942,090
President Chain Store Corp.	106,000	936,590
Raia Drogasil S.A.	104,366	469,201
Sysco Corp.	3,826	292,498
Wal-Mart de Mexico S.A.B. de C.V.	316,420	1,118,467

		3,975,102

Food Products—0.6%
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	58,110	665,226
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	73,500	326,826
Kraft Heinz Co. (The) (a)	17,723	721,503
Nestle S.A.	58,503	6,756,247
Post Holdings, Inc. (b)	5,752	519,176

		8,988,978

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—1.2%
Boston Scientific Corp. (b)	140,718	$6,511,022
Coloplast A/S - Class B	10,234	1,199,104
Cooper Cos., Inc. (The)	1,921	635,217
DexCom, Inc. (b)	6,140	695,294
Hoya Corp.	44,200	4,276,580
Insulet Corp. (b)	1,813	533,729
Intuitive Surgical, Inc. (b)	12,943	3,434,425
Medtronic plc	3,864	300,310
Straumann Holding AG	4,776	540,849
Zimmer Biomet Holdings, Inc.	2,694	343,485

		18,470,015

Health Care Providers & Services—0.9%
AmerisourceBergen Corp.	5,806	962,112
Centene Corp. (b)	4,139	339,440
Cigna Corp.	1,527	505,956
CVS Health Corp.	9,309	867,506
HCA Healthcare, Inc.	2,764	663,250
Laboratory Corp. of America Holdings	2,259	531,949
McKesson Corp.	2,134	800,506
UnitedHealth Group, Inc. (a)	16,751	8,881,045

		13,551,764

Hotels, Restaurants & Leisure—1.3%
Aramark	13,098	541,471
Booking Holdings, Inc. (b)	2,549	5,136,949
H World Group, Ltd. (ADR) (a)	10,765	456,651
Hilton Worldwide Holdings, Inc.	5,615	709,511
Marriott International, Inc. - Class A	36,688	5,462,476
McDonald’s Corp.	8,691	2,290,339
Royal Caribbean Cruises, Ltd. (a) (b)	5,712	282,344
Sands China, Ltd. (a) (b)	176,400	584,408
Texas Roadhouse, Inc. (a)	3,843	349,521
Yum China Holdings, Inc.	19,758	1,079,775
Yum! Brands, Inc.	23,630	3,026,531

		19,919,976

Household Durables—0.3%
Garmin, Ltd.	3,403	314,063
Midea Group Co., Ltd. - Class A	102,600	762,116
Mohawk Industries, Inc. (b)	4,246	434,026
Newell Brands, Inc.	28,855	377,424
Persimmon plc	5,349	78,957
Sony Group Corp.	37,900	2,890,099

		4,856,685

Household Products—0.1%
Energizer Holdings, Inc. (a)	9,026	302,822
Procter & Gamble Co. (The)	5,001	757,952
Unilever Indonesia Tbk PT	516,800	155,864

		1,216,638

Independent Power and Renewable Electricity Producers—0.3%
RWE AG	114,985	5,113,014

Industrial Conglomerates—0.1%
Bidvest Group, Ltd. (The)	29,220	368,263
Honeywell International, Inc.	2,612	559,751
Jardine Matheson Holdings, Ltd.	10,500	533,902

		1,461,916

Insurance—2.3%
AIA Group, Ltd.	779,400	8,586,653
Allianz SE	15,182	3,264,528
American International Group, Inc.	3,651	230,889
AXA S.A.	95,929	2,673,611
Chubb, Ltd.	2,811	620,107
CNA Financial Corp.	5,251	222,012
Fairfax Financial Holdings, Ltd.	854	507,379
Hartford Financial Services Group, Inc. (The)	5,286	400,837
HDFC Life Insurance Co., Ltd. (144A)	118,591	809,555
Loews Corp.	20,888	1,218,397
Marsh & McLennan Cos., Inc.	823	136,190
Muenchener Rueckversicherungs-Gesellschaft AG	8,027	2,610,090
Ping An Insurance Group Co. of China, Ltd. - Class H	284,000	1,874,454
Progressive Corp. (The)	44,917	5,826,184
Prudential plc	154,124	2,085,704
Tokio Marine Holdings, Inc.	116,300	2,489,584
Travelers Cos., Inc. (The)	4,840	907,452

		34,463,626

Interactive Media & Services—0.9%
Alphabet, Inc. - Class C (b)	33,710	2,991,088
Bumble, Inc. - Class A (a) (b)	16,153	340,021
IAC, Inc. (b)	9,010	400,044
Meta Platforms, Inc. - Class A (b)	42,981	5,172,334
NAVER Corp.	5,331	757,155
Tencent Holdings, Ltd.	93,000	3,952,705

		13,613,347

Internet & Direct Marketing Retail—1.4%
Alibaba Group Holding, Ltd. (b)	104,000	1,148,281
Allegro.eu S.A. (144A) (b)	30,422	175,233
Amazon.com, Inc. (b)	191,612	16,095,408
Delivery Hero SE (144A) (b)	14,724	705,388
JD.com, Inc. - Class A	51,700	1,453,305
MercadoLibre, Inc. (b)	2,057	1,740,716

		21,318,331

IT Services—1.4%
Capgemini SE	11,549	1,936,927
EPAM Systems, Inc. (b)	3,748	1,228,370
FleetCor Technologies, Inc. (b)	1,832	336,502
Global Payments, Inc.	4,529	449,820
Globant S.A. (a) (b)	2,405	404,425
Infosys, Ltd. (ADR) (a)	177,216	3,191,660
International Business Machines Corp. (a)	3,105	437,463
MasterCard, Inc. - Class A	29,262	10,175,275
MongoDB, Inc. (b)	1,876	369,272
Tata Consultancy Services, Ltd.	77,565	3,052,187

		21,581,901

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.3%
Lonza Group AG	3,046	$1,499,174
Mettler-Toledo International, Inc. (a) (b)	379	547,825
Thermo Fisher Scientific, Inc.	1,519	836,498
Wuxi Biologics Cayman, Inc.	125,500	963,472

		3,846,969

Machinery—1.7%
Atlas Copco AB - A Shares	133,973	1,586,154
Deere & Co.	16,399	7,031,235
Dover Corp.	5,138	695,737
FANUC Corp.	12,400	1,850,600
Ingersoll Rand, Inc.	12,641	660,492
ITT, Inc.	3,341	270,955
Kone Oyj - Class B	24,419	1,264,816
Makita Corp. (a)	26,800	627,490
Middleby Corp. (The) (b)	2,291	306,765
SMC Corp.	3,100	1,312,012
Techtronic Industries Co., Ltd.	206,500	2,299,380
Timken Co. (The) (a)	3,923	277,238
Toro Co. (The)	4,220	477,704
Volvo AB - B Shares	388,117	7,027,502

		25,688,080

Media—0.3%
Charter Communications, Inc. - Class A (b)	8,577	2,908,461
Liberty Broadband Corp. - Class C (b)	5,824	444,196
Liberty Media Corp. - Class C (b)	12,150	475,430
Nexstar Media Group, Inc. - Class A	1,233	215,812
Trade Desk, Inc. (The) - Class A (b)	5,915	265,169

		4,309,068

Metals & Mining—0.6%
Anglo American plc	50,259	1,965,764
BHP Group, Ltd.	119,505	3,700,021
Freeport-McMoRan, Inc.	12,637	480,206
Rio Tinto plc	38,558	2,705,469

		8,851,460

Multi-Utilities—0.0%
Public Service Enterprise Group, Inc.	4,468	273,754

Multiline Retail—0.2%
Dollar General Corp.	1,113	274,076
Target Corp.	15,483	2,307,587

		2,581,663

Oil, Gas & Consumable Fuels—2.3%
BP plc	855,345	4,974,031
Cheniere Energy, Inc.	4,122	618,135
Chevron Corp.	42,658	7,656,684
ConocoPhillips	41,971	4,952,578
Coterra Energy, Inc. (a)	17,200	422,604
EOG Resources, Inc.	12,162	1,575,222
Kinder Morgan, Inc. (a)	36,653	662,686
Phillips 66	6,743	701,811

Oil, Gas & Consumable Fuels—(Continued)
Shell plc	195,118	5,544,809
TotalEnergies SE	84,736	5,288,811
Williams Cos., Inc. (The)	19,075	627,568
Woodside Energy Group, Ltd.	62,978	1,523,759

		34,548,698

Personal Products—0.3%
BellRing Brands, Inc. (b)	11,405	292,424
Estee Lauder Cos., Inc. (The) - Class A	2,347	582,314
Haleon plc (b)	25,678	102,709
L’Oreal S.A.	7,168	2,571,469
LG Household & Health Care, Ltd. (b)	697	401,055

		3,949,971

Pharmaceuticals—2.5%
AstraZeneca plc	80,544	10,931,058
Bristol-Myers Squibb Co.	118,635	8,535,788
Eli Lilly and Co.	2,289	837,408
Jazz Pharmaceuticals plc (b)	3,039	484,143
Johnson & Johnson	5,739	1,013,794
Kyowa Kirin Co., Ltd.	66,100	1,520,575
Merck & Co., Inc.	5,260	583,597
Novo Nordisk A/S - Class B	58,546	7,927,126
Roche Holding AG	16,413	5,157,980
Royalty Pharma plc - Class A (a)	14,358	567,428

		37,558,897

Professional Services—0.3%
Equifax, Inc.	1,998	388,331
Leidos Holdings, Inc.	3,031	318,831
Recruit Holdings Co., Ltd.	43,800	1,393,009
RELX plc	95,886	2,644,062

		4,744,233

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (b)	6,525	502,164

Road & Rail—0.6%
Norfolk Southern Corp.	1,234	304,082
Old Dominion Freight Line, Inc.	1,141	323,793
Uber Technologies, Inc. (b)	166,171	4,109,409
Union Pacific Corp.	22,839	4,729,272

		9,466,556

Semiconductors & Semiconductor Equipment—3.3%
Advanced Micro Devices, Inc. (b)	51,198	3,316,094
Analog Devices, Inc.	43,060	7,063,132
ASML Holding NV	22,206	12,020,173
Entegris, Inc.	5,408	354,711
Infineon Technologies AG	44,113	1,343,580
Lam Research Corp.	1,104	464,011
Marvell Technology, Inc.	9,152	338,990
NVIDIA Corp.	8,285	1,210,770
NXP Semiconductors NV	61,163	9,665,589
QUALCOMM, Inc.	6,603	725,934
SolarEdge Technologies, Inc. (b)	2,521	714,124

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	89,630	$6,676,539
Texas Instruments, Inc.	4,462	737,212
Tokyo Electron, Ltd. (a)	13,400	3,980,650
Wolfspeed, Inc. (a) (b)	3,588	247,715

		48,859,224

Software—2.1%
Confluent, Inc. - Class A (a) (b)	16,287	362,223
Crowdstrike Holdings, Inc. - Class A (b)	2,417	254,486
HubSpot, Inc. (b)	999	288,841
Intuit, Inc.	12,739	4,958,274
Microsoft Corp.	97,423	23,363,984
Palo Alto Networks, Inc. (a) (b)	5,717	797,750
ServiceNow, Inc. (b)	1,595	619,291
Synopsys, Inc. (b)	2,277	727,023
Zoom Video Communications, Inc. - Class A (b)	6,888	466,593
Zscaler, Inc. (a) (b)	1,919	214,736

		32,053,201

Specialty Retail—0.7%
AutoZone, Inc. (b)	333	821,238
Bath & Body Works, Inc.	9,030	380,524
Best Buy Co., Inc.	3,461	277,607
Burlington Stores, Inc. (b)	3,661	742,304
Dick’s Sporting Goods, Inc.	3,809	458,185
Gap, Inc. (The) (a)	12,668	142,895
Home Depot, Inc. (The)	867	273,851
Lojas Renner S.A.	106,362	400,657
Lowe’s Cos., Inc.	3,042	606,088
Murphy USA, Inc.	1,189	332,373
National Vision Holdings, Inc. (a) (b)	3,984	154,420
Ross Stores, Inc.	45,771	5,312,640
Tractor Supply Co.	2,616	588,522

		10,491,304

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc. (a)	51,148	6,645,660
Samsung Electronics Co., Ltd. (GDR) (144A)	2,994	3,308,370

		9,954,030

Textiles, Apparel & Luxury Goods—1.5%
Adidas AG	8,412	1,148,323
Columbia Sportswear Co.	3,641	318,879
Kering S.A.	3,982	2,037,918
LVMH Moet Hennessy Louis Vuitton SE	17,923	13,020,072
NIKE, Inc. - Class B	50,683	5,930,418
Ralph Lauren Corp. (a)	3,886	410,633

		22,866,243

Thrifts & Mortgage Finance—0.0%
MGIC Investment Corp.	18,838	244,894

Tobacco—0.1%
ITC, Ltd.	327,127	1,309,060
Philip Morris International, Inc.	4,962	502,204

		1,811,264

Trading Companies & Distributors—0.1%
Ferguson plc	15,100	$1,907,781

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (b)	22,595	3,163,300

Total Common Stocks (Cost $689,496,759)		678,707,547

Convertible Bonds—18.3%

Aerospace/Defense—1.6%
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	5,700,000	10,056,595
Safran S.A. 0.875%, 05/15/27 (EUR)	10,140,545	14,200,213

		24,256,808

Airlines—1.2%
Southwest Airlines Co. 1.250%, 05/01/25 (a)	15,387,000	18,479,787

Banks—1.8%
Barclays Bank plc
Zero Coupon, 02/04/25	9,793,000	12,670,183
Zero Coupon, 02/18/25	9,000,000	9,362,340
BofA Finance LLC 0.250%, 05/01/23	4,566,000	4,566,000

		26,598,523

Beverages—0.7%
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	5,725,000	10,000,198

Biotechnology—0.3%
Illumina, Inc.
Zero Coupon, 08/15/23 (a)	4,797,000	4,633,786

Building Materials—1.0%
Sika AG 0.150%, 06/05/25 (CHF)	11,020,000	15,045,312

Commercial Services—1.7%
Amadeus IT Group S.A. 1.500%, 04/09/25 (EUR)	12,500,000	14,844,625
Edenred Zero Coupon, 09/06/24 (EUR)	2,870,100	1,889,202
Zero Coupon, 06/14/28 (EUR)	6,690,200	4,684,288
Euronet Worldwide, Inc. 0.750%, 03/15/49	4,424,000	4,183,445

		25,601,560

Diversified Financial Services—0.5%
Oliver Capital Sarl
Zero Coupon, 12/29/23 (EUR)	2,900,000	3,243,718

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
SBI Holdings, Inc.
Zero Coupon, 09/13/23 (JPY)	540,000,000	$4,114,599

		7,358,317

Electrical Components & Equipment—0.4%
Schneider Electric SE
Zero Coupon, 06/15/26 (EUR)	3,129,400	6,156,285

Engineering & Construction—0.5%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	6,400,000	7,998,597

Food—0.3%
Mondelez International Holdings Netherlands B.V.
Zero Coupon, 09/20/24 (EUR)	4,200,000	4,384,390

Healthcare-Services—0.6%
Elevance Health, Inc. 2.750%, 10/15/42	1,232,000	9,009,246

Internet—1.6%
Booking Holdings, Inc. 0.750%, 05/01/25 (a)	9,626,000	12,820,908
Expedia Group, Inc.
Zero Coupon, 02/15/26	3,073,000	2,676,364
Palo Alto Networks, Inc. 0.750%, 07/01/23	5,456,000	8,620,480

		24,117,752

Investment Companies—0.6%
Ares Capital Corp. 4.625%, 03/01/24 (a)	4,923,000	5,221,457
Sagerpar S.A.
Zero Coupon, 04/01/26 (EUR)	3,600,000	3,485,228

		8,706,685

Iron/Steel—0.2%
POSCO Holdings, Inc.
Zero Coupon, 09/01/26 (EUR)	3,600,000	3,628,181

Mining—0.3%
Glencore Funding LLC
Zero Coupon, 03/27/25	3,200,000	3,744,176

Oil & Gas—0.8%
Pioneer Natural Resources Co. 0.250%, 05/15/25	5,305,000	12,371,260

Real Estate—0.4%
LEG Immobilien AG 0.875%, 09/01/25 (EUR)	6,100,000	5,914,497

Retail—0.6%
Zalando SE 0.050%, 08/06/25 (EUR)	10,300,000	9,492,534

Semiconductors—1.4%
Microchip Technology, Inc. 0.125%, 11/15/24 (a)	3,267,000	3,503,857
STMicroelectronics NV
Zero Coupon, 08/04/25	16,600,000	17,387,720

		20,891,577

Software—0.8%
Akamai Technologies, Inc. 0.125%, 05/01/25	4,600,000	4,830,000
0.375%, 09/01/27 (a)	7,770,000	7,482,510

		12,312,510

Telecommunications—1.0%
America Movil B.V.
Zero Coupon, 03/02/24 (EUR)	13,500,000	14,656,528

Total Convertible Bonds (Cost $274,698,714)		275,358,509

U.S. Treasury & Government Agencies—11.5%

Agency Sponsored Mortgage - Backed—5.0%
Fannie Mae 15 Yr. Pool 1.930%, 11/01/31	900,000	730,632
1.960%, 09/01/33	750,000	585,005
2.000%, 01/01/32	1,800,000	1,466,141
3.540%, 11/01/32	600,000	555,958
3.810%, 10/01/32	790,000	749,157
3.970%, 10/01/32	748,164	719,446
5.230%, 12/01/32	1,000,000	1,055,763
Fannie Mae 30 Yr. Pool 2.500%, 05/01/50	815,336	698,501
2.500%, 07/01/50	1,386,917	1,181,568
2.500%, 09/01/51	505,218	431,483
2.500%, 01/01/52	412,178	350,405
3.000%, 01/01/52	629,171	553,411
3.500%, 01/01/50	610,385	566,768
3.500%, 05/01/52	992,770	907,375
3.895%, 09/01/35	750,000	735,352
4.000%, 06/01/46	458,124	439,417
4.000%, 07/01/47	533,424	509,197
4.000%, 11/01/47	219,272	209,075
4.000%, 12/01/47	344,026	328,027
4.000%, 01/01/48	346,229	331,763
4.000%, 09/01/48	111,267	105,955
4.000%, 06/01/49	403,788	386,851
4.000%, 10/01/52	846,842	796,204
4.000%, 12/01/61	945,993	896,722
4.500%, 04/01/39	99,631	97,328
4.500%, 12/01/40	119,161	118,128
4.500%, 05/01/48	43,565	42,504
4.500%, 06/01/48	73,389	71,841
4.500%, 07/01/48	21,956	21,449
4.500%, 11/01/48	1,400,620	1,369,081
4.500%, 01/01/49	167,393	165,449
4.500%, 06/01/49	133,810	129,979

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/44	321,883	$329,233
5.000%, 06/01/48	42,323	42,240
5.000%, 07/01/48	189,420	191,657
5.000%, 08/01/48	256,864	257,416
5.000%, 10/01/48	114,028	113,587
5.000%, 01/01/49	264,975	266,705
Fannie Mae Pool
1.500%, 01/01/31	500,000	398,467
1.800%, 10/01/33	500,000	392,095
2.130%, 11/01/28	1,229,023	1,082,969
2.140%, 12/01/33	450,000	367,123
2.160%, 12/01/33	500,000	400,788
2.500%, 07/01/61	410,681	339,717
2.500%, 09/01/61	943,718	780,644
2.510%, 10/01/30	1,050,000	913,753
2.580%, 03/01/32	498,686	426,915
2.600%, 10/01/31	350,000	300,644
2.730%, 09/01/29	1,149,393	1,036,171
2.770%, 08/01/33	921,000	789,687
3.230%, 01/01/30	460,061	428,260
3.330%, 04/01/35	477,228	419,860
3.490%, 06/01/34	2,353,143	2,156,287
3.500%, 09/01/61	935,954	848,892
3.510%, 09/01/32	300,000	277,413
3.620%, 05/01/32	990,967	927,656
3.660%, 03/01/27	710,902	684,345
3.680%, 09/01/32	613,000	575,106
3.740%, 02/01/29	800,000	768,460
3.750%, 09/01/32	1,030,000	973,754
3.800%, 09/01/32	720,672	682,976
3.870%, 06/01/37	764,000	685,027
4.000%, 08/01/59	663,837	632,735
Fannie Mae REMICS (CMO)
3.500%, 06/25/46	128,438	119,131
3.500%, 05/25/49	468,286	438,427
4.000%, 04/25/42	166,360	157,012
4.000%, 05/25/43	123,341	120,968
5.000%, 04/25/37	28,012	27,591
5.000%, 07/25/39	250,000	251,462
5.000%, 05/25/40	65,000	64,205
6.000%, 01/25/34	101,236	103,533
Fannie Mae Whole Loan Trust (CMO)
5.620%, 11/25/33	232,639	231,982
Fannie Mae-ACES
0.670%, 10/25/30	132,110	118,990
0.750%, 09/25/28	346,778	319,704
1.000%, 11/25/33	849,326	798,990
1.200%, 10/25/30	80,000	68,615
1.707%, 11/25/31 (e)	1,000,000	786,781
1.893%, 10/25/30 (e) (f)	1,302,583	112,489
1.943%, 11/25/33 (e) (f)	8,580,820	766,672
1.984%, 07/25/30 (e) (f)	2,070,788	173,957
2.082%, 04/25/32 (e)	1,620,000	1,327,009
2.593%, 06/25/32 (e)	966,000	815,657
3.751%, 08/25/32 (e)	800,000	753,514

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/47	160,437	153,149
4.500%, 06/01/47	364,057	358,039
5.000%, 12/01/48	136,711	137,310
Freddie Mac 30 Yr. Pool 2.500%, 07/01/50	1,401,317	1,194,327
3.000%, 02/01/52	389,006	343,077
3.500%, 10/01/49	146,913	135,239
4.500%, 06/01/48	206,446	202,485
Freddie Mac Multifamily Structured Credit Risk 8.178%, SOFR30A + 4.250%, 05/25/52 (144A) (e)	596,334	590,371
Freddie Mac Multifamily Structured Pass-Through Certificates 3.600%, 02/25/28	1,000,000	956,221
3.850%, 05/25/28 (e)	585,000	565,526
Freddie Mac Multifamily WI Certificates 3.820%, 01/25/33	600,000	563,991
Freddie Mac Pool 1.800%, 11/01/28	1,000,000	861,857
3.700%, 06/01/34	750,000	694,332
Freddie Mac REMICS (CMO) 2.500%, 01/15/42	20,166	17,517
3.000%, 07/25/49	263,381	234,732
3.500%, 03/15/35	600,000	561,641
4.000%, 07/15/38	250,000	239,891
4.500%, 10/15/41	661,289	633,265
5.000%, 02/15/40	117,000	118,835
5.000%, 02/15/41	426,517	427,244
5.500%, 03/15/37	166,123	169,138
Freddie Mac STACR Trust (CMO) 3.500%, 05/25/57	423,443	397,660
3.500%, 06/25/57	413,991	390,803
FREMF Mortgage Trust 3.531%, 12/25/51 (144A) (e)	500,000	419,941
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	230,489	228,812
Ginnie Mae II 30 Yr. Pool 2.500%, 08/20/51	461,172	400,552
2.500%, 10/20/51	126,175	109,490
3.000%, 12/20/51	489,919	444,114
3.000%, 03/20/52	787,029	692,994
3.500%, 02/20/52	562,187	515,333
4.000%, 10/20/49	274,639	264,856
4.000%, 01/20/52	382,368	361,854
4.000%, 08/20/52	529,505	501,094
4.200%, 01/20/49	1,197,506	1,139,162
4.250%, 07/20/47	638,720	616,886
4.250%, 10/20/48	1,518,231	1,459,631
4.250%, 12/20/48	723,321	688,587
4.250%, 02/20/50	857,310	815,422
4.500%, 02/20/48	2,135,027	2,080,983
4.500%, 05/20/48	60,976	59,016
4.500%, 06/20/48	706,821	690,155
4.500%, 12/20/48	259,111	251,935
4.500%, 07/20/49	284,272	276,696
4.500%, 09/20/49	658,909	650,173

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies —(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 06/20/52	744,364	$736,928
5.000%, 07/20/48	111,315	110,989
5.000%, 12/20/48	346,939	349,199
5.000%, 03/20/49	677,177	682,271
5.000%, 05/20/49	720,287	735,415
5.000%, 06/20/52	1,268,287	1,267,126
Ginnie Mae II ARM Pool 5.656%, 1Y H15 + 1.568%, 11/20/71 (e)	442,063	455,226
5.739%, 1Y H15 + 1.625%, 11/20/71 (e)	486,080	502,040
5.772%, 1Y H15 + 1.683%, 04/20/72 (e)	447,185	464,815
5.790%, 1Y H15 + 1.704%, 02/20/72 (e)	597,909	621,424
5.830%, 1Y H15 + 1.784%, 09/20/71 (e)	396,596	412,983
5.834%, 1Y H15 + 1.751%, 10/20/71 (e)	482,387	501,370
5.836%, 1Y H15 + 1.753%, 11/20/71 (e)	448,427	466,847
5.859%, 1Y H15 + 1.777%, 12/20/71 (e)	398,309	415,320
5.916%, 1Y H15 + 1.835%, 08/20/71 (e)	396,996	414,246
6.084%, 1Y H15 + 1.972%, 03/20/72 (e)	350,832	369,217
Government National Mortgage Association (CMO) 2.500%, 05/20/43	14,546	13,858
2.678%, 1M LIBOR + 0.610%, 03/20/70 (e)	418,688	406,411
3.500%, 04/20/49	343,720	323,810
5.500%, 02/20/37	82,472	83,445
5.500%, 04/16/37	88,237	89,758
5.500%, 11/16/39	200,000	205,977
6.000%, 04/17/34	49,069	50,262

		75,646,479

U.S. Treasury—6.5%
U.S. Treasury Bonds 1.125%, 05/15/40	1,365,000	854,298
1.250%, 05/15/50	831,000	447,214
1.375%, 08/15/50	135,000	75,015
1.750%, 08/15/41	560,000	383,228
1.875%, 02/15/41	940,000	664,389
1.875%, 02/15/51 (a)	2,298,000	1,460,487
1.875%, 11/15/51	1,545,000	978,540
2.000%, 11/15/41	135,000	96,393
2.000%, 02/15/50	367,000	242,378
2.000%, 08/15/51	500,000	327,383
2.250%, 08/15/46	236,000	167,016
2.250%, 08/15/49	115,000	80,841
2.375%, 02/15/42	625,000	477,197
2.375%, 11/15/49 (a)	570,000	411,959
2.375%, 05/15/51	175,000	125,549
2.500%, 02/15/45	2,810,000	2,115,513
2.750%, 08/15/42	1,600,000	1,286,438
2.750%, 11/15/42 (a)	9,630,000	7,719,047
2.875%, 05/15/43	1,000,000	816,211
2.875%, 08/15/45 (a)	5,000	4,026
2.875%, 05/15/52	6,505,000	5,212,131
3.000%, 11/15/44	79,000	65,200
3.000%, 02/15/47	65,000	53,206
3.250%, 05/15/42 (a)	1,400,000	1,227,406
3.750%, 11/15/43	852,000	798,550

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.875%, 08/15/40	410,000	399,942
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/32	2,375,000	1,645,049
U.S. Treasury Notes 0.375%, 01/31/26	120,000	106,767
0.375%, 09/30/27	2,330,000	1,964,299
0.500%, 02/28/26	1,780,000	1,586,077
0.625%, 08/15/30	250,000	196,787
0.875%, 06/30/26	1,305,000	1,166,956
0.875%, 09/30/26 (a)	147,000	130,526
1.250%, 03/31/28	1,695,000	1,473,193
1.250%, 06/30/28	13,090,000	11,318,248
1.375%, 11/15/31	127,000	103,366
1.500%, 02/15/30 (a)	225,000	191,742
1.625%, 05/15/31	610,000	512,996
1.750%, 05/15/23	2,892,000	2,861,724
1.875%, 02/28/29	1,300,000	1,151,262
1.875%, 02/15/32	7,675,000	6,510,858
2.250%, 11/15/25	14,920,000	14,121,547
2.500%, 05/31/24	7,000,000	6,791,367
2.500%, 02/28/26	30,000	28,494
2.625%, 05/31/27 (a)	8,670,000	8,172,491
2.750%, 07/31/27	1,850,000	1,750,346
2.875%, 04/30/29	4,865,000	4,556,377
3.125%, 08/31/27	2,485,000	2,390,065
3.125%, 08/31/29	2,455,000	2,330,620

		97,550,714

Total U.S. Treasury & Government Agencies (Cost $190,727,281)		173,197,193

Corporate Bonds & Notes—4.4%

Aerospace/Defense—0.2%
BAE Systems plc 1.900%, 02/15/31 (144A)	200,000	155,092
Boeing Co. (The) 1.167%, 02/04/23	80,000	79,693
2.196%, 02/04/26	1,165,000	1,058,476
2.750%, 02/01/26	102,000	94,526
3.100%, 05/01/26	80,000	75,277
3.250%, 03/01/28	100,000	89,384
4.875%, 05/01/25	100,000	99,234
5.150%, 05/01/30 (a)	150,000	146,346
L3Harris Technologies, Inc. 1.800%, 01/15/31	100,000	76,744
4.854%, 04/27/35	50,000	46,589
Northrop Grumman Corp. 3.250%, 01/15/28	150,000	138,337
Raytheon Technologies Corp. 4.150%, 05/15/45	253,000	210,912
4.350%, 04/15/47	140,000	119,067

		2,389,677

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.1%
Altria Group, Inc. 2.450%, 02/04/32	170,000	$128,247
BAT Capital Corp. 2.259%, 03/25/28	95,000	78,843
3.222%, 08/15/24	200,000	192,577
3.734%, 09/25/40	65,000	44,136
4.390%, 08/15/37	65,000	50,538
4.540%, 08/15/47	146,000	103,160
BAT International Finance plc 1.668%, 03/25/26 (a)	70,000	62,024
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (a)	250,000	205,180

		864,705

Airlines—0.2%
Air Canada Pass-Through Trust 3.550%, 07/15/31 (144A)	556,640	447,202
3.750%, 06/15/29 (144A)	411,937	358,782
American Airlines Pass-Through Trust 3.200%, 06/15/28	287,800	249,586
3.600%, 09/22/27	138,419	124,158
3.700%, 04/01/28	345,439	298,130
British Airways Pass-Through Trust 3.300%, 06/15/34 (144A)	115,775	98,229
4.125%, 03/20/33 (144A)	434,068	361,313
Continental Airlines Pass-Through Trust 4.000%, 04/29/26	465,350	444,008
Delta Air Lines Pass-Through Trust 3.625%, 01/30/29	90,388	82,516
United Airlines Pass-Through Trust 3.450%, 12/01/27	342,853	304,878
3.700%, 09/01/31	56,638	47,188
4.150%, 10/11/25	308,805	299,068
4.150%, 08/25/31	173,972	153,879

		3,268,937

Auto Manufacturers—0.1%
General Motors Financial Co., Inc. 1.250%, 01/08/26	209,000	184,041
2.350%, 01/08/31	50,000	37,701
2.700%, 06/10/31	85,000	65,125
3.800%, 04/07/25	65,000	62,744
4.350%, 01/17/27	51,000	48,460
Hyundai Capital America 1.300%, 01/08/26 (144A)	50,000	43,729
1.500%, 06/15/26 (144A)	35,000	30,324
1.800%, 10/15/25 (144A)	250,000	224,854
1.800%, 01/10/28 (144A)	100,000	82,010
2.375%, 10/15/27 (144A)	70,000	59,887
Nissan Motor Co., Ltd. 4.345%, 09/17/27 (144A)	200,000	181,349
Stellantis Finance U.S., Inc. 1.711%, 01/29/27 (144A)	200,000	171,612

		1,191,836

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	45,000	33,856

Banks—1.1%
Banco Santander S.A. 2.746%, 05/28/25	200,000	187,178
5.147%, 08/18/25	200,000	197,786
Bank of America Corp. 2.551%, SOFR + 1.050%, 02/04/28 (e)	780,000	692,786
2.572%, SOFR + 1.210%, 10/20/32 (e)	670,000	524,746
2.676%, SOFR + 1.930%, 06/19/41 (e)	130,000	87,451
2.687%, SOFR + 1.320%, 04/22/32 (e)	240,000	192,092
2.972%, SOFR + 1.330%, 02/04/33 (e)	105,000	84,590
3.705%, 3M LIBOR + 1.512%, 04/24/28 (e)	300,000	277,618
3.824%, 3M LIBOR + 1.575%, 01/20/28 (e)	300,000	279,935
4.376%, SOFR + 1.580%, 04/27/28 (e)	145,000	138,667
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (e)	200,000	168,762
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (e)	200,000	198,397
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (e)	100,000	88,052
Barclays plc 1.007%, 1Y H15 + 0.800%, 12/10/24 (e)	200,000	190,381
5.304%, 1Y H15 + 2.300%, 08/09/26 (e)	225,000	223,318
BNP Paribas S.A. 2.159%, SOFR + 1.218%, 09/15/29 (144A) (e)	200,000	163,044
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (e)	200,000	146,377
3.052%, SOFR + 1.507%, 01/13/31 (144A) (e)	270,000	221,277
BPCE S.A. 3.116%, SOFR + 1.730%, 10/19/32 (144A) (e)	250,000	182,416
Citigroup, Inc. 2.520%, SOFR + 1.177%, 11/03/32 (e)	365,000	283,849
2.561%, SOFR + 1.167%, 05/01/32 (e)	240,000	189,472
3.057%, SOFR + 1.351%, 01/25/33 (e)	71,000	57,298
3.668%, 3M LIBOR + 1.390%, 07/24/28 (e)	745,000	684,200
3.887%, 3M LIBOR + 1.563%, 01/10/28 (a) (e)	300,000	280,340
4.400%, 06/10/25 (a)	120,000	117,781
Cooperative Rabobank UA 3.750%, 07/21/26	315,000	295,766
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (e)	250,000	218,635
Credit Suisse Group AG 4.282%, 01/09/28 (144A)	380,000	314,963
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (e)	150,000	132,331
Federation des Caisses Desjardins du Quebec 4.400%, 08/23/25 (144A)	200,000	195,119
Goldman Sachs Group, Inc. (The) 1.948%, SOFR + 0.913%, 10/21/27 (e)	1,050,000	918,104
2.383%, SOFR + 1.248%, 07/21/32 (e)	400,000	310,364
2.640%, SOFR + 1.114%, 02/24/28 (e)	124,000	110,408
3.272%, 3M LIBOR + 1.201%, 09/29/25 (e)	350,000	337,270
4.411%, 3M LIBOR + 1.430%, 04/23/39 (e)	140,000	120,964
HSBC Holdings plc 2.206%, SOFR + 1.285%, 08/17/29 (e)	200,000	161,436
2.357%, SOFR + 1.947%, 08/18/31 (e)	200,000	152,818

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings plc 4.292%, 3M LIBOR + 1.348%, 09/12/26 (e)	250,000	$239,139
5.210%, SOFR + 2.610%, 08/11/28 (e)	310,000	299,073
6.500%, 09/15/37	100,000	101,960
7.336%, SOFR + 3.030%, 11/03/26 (e)	200,000	208,014
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (e)	200,000	173,109
4.375%, 03/22/28	283,000	268,593
Macquarie Group, Ltd. 1.340%, SOFR + 1.069%, 01/12/27 (144A) (e)	60,000	52,293
6.207%, 11/22/24 (144A)	198,000	199,287
Mitsubishi UFJ Financial Group, Inc. 1.538%, 1Y H15 + 0.750%, 07/20/27 (e)	270,000	234,074
3.751%, 07/18/39	250,000	203,086
Mizuho Financial Group, Inc. 1.234%, 1Y H15 + 0.670%, 05/22/27 (a) (e)	200,000	173,230
2.869%, SOFR + 1.572%, 09/13/30 (e)	200,000	167,252
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (e)	440,000	330,687
3.591%, 3M LIBOR + 1.340%, 07/22/28 (e)	1,000,000	917,251
4.300%, 01/27/45 (a)	70,000	59,663
National Australia Bank, Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (e)	390,000	328,050
NatWest Group plc 3.754%, 5Y H15 + 2.100%, 11/01/29 (e)	200,000	185,499
4.269%, 3M LIBOR + 1.762%, 03/22/25 (e)	200,000	195,576
4.892%, 3M LIBOR + 1.754%, 05/18/29 (e)	200,000	189,232
7.472%, 1Y H15 + 2.850%, 11/10/26 (a) (e)	200,000	208,120
Nordea Bank Abp 5.375%, 09/22/27 (144A)	200,000	200,923
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (e)	100,000	90,827
Santander UK Group Holdings plc 1.673%, SOFR + 0.989%, 06/14/27 (e)	200,000	170,059
6.833%, SOFR + 2.749%, 11/21/26 (e)	200,000	202,584
Societe Generale S.A. 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (e)	200,000	173,833
4.250%, 04/14/25 (144A)	350,000	335,731
Standard Chartered plc 7.776%, 1Y H15 + 3.100%, 11/16/25 (144A) (e)	200,000	205,980
UBS Group AG 1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (e)	200,000	172,072
4.125%, 09/24/25 (144A)	200,000	194,465
4.488%, 1Y H15 + 1.550%, 05/12/26 (144A) (e)	500,000	488,682
4.703%, 1Y H15 + 2.050%, 08/05/27 (144A) (e)	200,000	193,298
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (e)	200,000	170,504
Wells Fargo & Co. 4.400%, 06/14/46	115,000	92,371
Westpac Banking Corp. 3.133%, 11/18/41	593,000	391,153
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (e)	100,000	94,116

		17,035,777

Beverages—0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	425,000	401,388

Beverages—(Continued)
4.900%, 02/01/46	70,000	63,635
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	90,000	85,000
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	235,000	200,696
Constellation Brands, Inc. 5.250%, 11/15/48	25,000	23,421
Keurig Dr Pepper, Inc. 3.430%, 06/15/27	75,000	69,793

		843,933

Biotechnology—0.0%
Amgen, Inc. 2.300%, 02/25/31	200,000	162,896
Biogen, Inc. 2.250%, 05/01/30	68,000	55,399
Gilead Sciences, Inc. 2.600%, 10/01/40	150,000	104,654
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	250,000	193,092
Royalty Pharma plc 1.200%, 09/02/25	54,000	48,327
2.150%, 09/02/31	80,000	60,499

		624,867

Building Materials—0.0%
Martin Marietta Materials, Inc. 3.200%, 07/15/51	50,000	34,020
3.450%, 06/01/27	100,000	92,815
Masco Corp. 2.000%, 10/01/30	50,000	38,754
6.500%, 08/15/32	150,000	153,550

		319,139

Chemicals—0.1%
Celanese U.S. Holdings LLC 6.050%, 03/15/25	139,000	138,459
CF Industries, Inc. 4.950%, 06/01/43	190,000	162,550
DuPont de Nemours, Inc. 5.319%, 11/15/38	120,000	115,327
Eastman Chemical Co. 4.500%, 12/01/28	150,000	142,045
International Flavors & Fragrances, Inc. 3.468%, 12/01/50 (144A) (a)	187,000	126,579
Nutrien, Ltd. 4.200%, 04/01/29	50,000	46,965
5.000%, 04/01/49	75,000	67,330

		799,255

Commercial Services—0.1%
Ford Foundation (The) 2.815%, 06/01/70	55,000	32,080

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Global Payments, Inc. 2.900%, 05/15/30 (a)	42,000	$34,413
2.900%, 11/15/31	83,000	65,451
3.200%, 08/15/29	99,000	84,155
5.300%, 08/15/29	57,000	55,106
Pepperdine University 3.301%, 12/01/59	100,000	62,715
Quanta Services, Inc. 2.350%, 01/15/32	115,000	87,323
2.900%, 10/01/30	180,000	148,000
S&P Global, Inc. 2.900%, 03/01/32 (144A)	81,000	69,089
4.250%, 05/01/29 (144A)	147,000	140,311
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	115,000	106,354
University of Southern California 3.226%, 10/01/2120	100,000	57,985

		942,982

Computers—0.1%
Apple, Inc. 2.700%, 08/05/51	480,000	316,436
CGI, Inc. 2.300%, 09/14/31	156,000	118,450
Dell International LLC / EMC Corp. 5.450%, 06/15/23 (a)	142,000	142,090
6.020%, 06/15/26	215,000	219,333
Leidos, Inc. 2.300%, 02/15/31	55,000	42,133

		838,442

Cosmetics/Personal Care—0.0%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/29	250,000	224,809

Diversified Financial Services—0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26	551,000	484,760
4.450%, 04/03/26	150,000	143,165
4.500%, 09/15/23	245,000	243,391
6.500%, 07/15/25	837,000	848,114
Air Lease Corp. 2.875%, 01/15/26	50,000	46,263
3.000%, 09/15/23	60,000	58,982
3.250%, 10/01/29	150,000	127,721
3.375%, 07/01/25	261,000	246,859
Aviation Capital Group LLC 3.875%, 05/01/23 (144A)	100,000	99,187
4.125%, 08/01/25 (144A)	80,000	74,630
Avolon Holdings Funding, Ltd. 2.125%, 02/21/26 (144A)	70,000	60,247
2.528%, 11/18/27 (144A)	382,000	305,331
2.875%, 02/15/25 (144A)	164,000	151,498
4.250%, 04/15/26 (144A)	105,000	95,188
4.375%, 05/01/26 (144A)	145,000	132,116
5.500%, 01/15/26 (144A)	185,000	175,880

Diversified Financial Services—(Continued)
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	130,668
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	302,748
Huntington National Bank (The) 5.650%, 01/10/30	267,000	269,038
Mitsubishi HC Capital, Inc. 3.559%, 02/28/24 (144A)	200,000	195,365
Nomura Holdings, Inc 2.648%, 01/16/25	375,000	354,068
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	92,875
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	190,000	189,531
5.500%, 02/15/24 (144A)	10,000	9,870

		4,837,495

Electric—0.4%
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	20,756
Alexander Funding Trust 1.841%, 11/15/23 (144A)	200,000	191,590
Ameren Illinois Co. 4.500%, 03/15/49	225,000	204,752
Arizona Public Service Co. 4.700%, 01/15/44	50,000	39,952
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	149,237
Baltimore Gas & Electric Co. 3.200%, 09/15/49	205,000	144,208
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	60,000	56,129
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	130,573
6.150%, 11/15/52	150,000	160,581
Constellation Energy Generation LLC 5.750%, 10/01/41	120,000	116,434
Duke Energy Corp. 4.500%, 08/15/32 (a)	150,000	140,505
Duke Energy Florida LLC 5.950%, 11/15/52	190,000	202,217
Duke Energy Progress LLC 2.900%, 08/15/51	315,000	206,261
3.700%, 10/15/46	120,000	90,834
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	150,000	134,901
Edison International 3.550%, 11/15/24	251,000	242,309
5.750%, 06/15/27	55,000	55,170
Emera U.S. Finance L.P. 4.750%, 06/15/46	110,000	84,871
Entergy Louisiana LLC 2.900%, 03/15/51	145,000	92,766
Entergy Mississippi LLC 3.850%, 06/01/49	120,000	91,588

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Evergy Missouri West, Inc.
5.150%, 12/15/27 (144A)	223,000	$222,168
5.150%, 09/15/41	100,000	90,370
Evergy, Inc. 2.900%, 09/15/29	235,000	202,932
Eversource Energy 4.600%, 07/01/27	209,000	206,091
Fells Point Funding Trust 3.046%, 01/31/27 (144A)	245,000	222,972
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	170,000	143,403
4.950%, 09/22/27 (144A)	200,000	197,235
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	115,000	111,074
6.150%, 06/01/37	100,000	97,712
NextEra Energy Capital Holdings, Inc. 5.000%, 07/15/32	365,000	357,971
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	90,000	80,276
2.450%, 12/02/27 (144A)	100,000	82,855
4.450%, 06/15/29 (144A)	100,000	88,435
OGE Energy Corp. 0.703%, 05/26/23	60,000	58,937
Oklahoma Gas and Electric Co. 0.553%, 05/26/23	70,000	68,753
Pacific Gas and Electric Co. 1.700%, 11/15/23	75,000	72,587
2.950%, 03/01/26	55,000	50,408
3.250%, 02/16/24	210,000	204,971
3.450%, 07/01/25	90,000	85,199
3.750%, 08/15/42	37,000	24,805
4.300%, 03/15/45	60,000	42,539
PG&E Recovery Funding LLC 5.536%, 07/15/49	135,000	136,756
PG&E Wildfire Recovery Funding LLC 4.263%, 06/01/38	65,000	60,229
5.099%, 06/01/54	165,000	155,136
5.212%, 12/01/49	85,000	82,051
Public Service Co. of Oklahoma 3.150%, 08/15/51	155,000	102,739
6.625%, 11/15/37	100,000	104,781
Puget Energy, Inc. 2.379%, 06/15/28	60,000	51,052
San Diego Gas & Electric Co. 2.950%, 08/15/51	230,000	155,335
Southern California Edison Co. 4.050%, 03/15/42	150,000	119,322
5.850%, 11/01/27	229,000	235,707
Southwestern Electric Power Co. 3.900%, 04/01/45	40,000	30,404
Tucson Electric Power Co. 4.850%, 12/01/48	150,000	128,303

		6,629,142

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	80,000	72,674

Food—0.0%
Campbell Soup Co. 3.125%, 04/24/50	28,000	18,958
Kraft Heinz Foods Co. 4.375%, 06/01/46	64,000	52,006
4.625%, 10/01/39	85,000	74,565
Kroger Co. (The) 4.450%, 02/01/47	120,000	100,763
Smithfield Foods, Inc. 3.000%, 10/15/30 (144A)	200,000	152,279
5.200%, 04/01/29 (144A)	150,000	137,025
Tyson Foods, Inc. 4.875%, 08/15/34	60,000	57,351

		592,947

Gas—0.1%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	100,000	96,557
4.250%, 07/15/27 (144A)	70,000	65,368
Atmos Energy Corp. 4.125%, 03/15/49	145,000	118,582
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	152,758
NiSource, Inc. 1.700%, 02/15/31 (a)	100,000	76,232
ONE Gas, Inc. 4.500%, 11/01/48	142,000	116,202
Southern California Gas Co. 6.350%, 11/15/52	225,000	246,127
Southern Co. Gas Capital Corp. 3.950%, 10/01/46	185,000	138,638

		1,010,464

Healthcare-Products—0.0%
Boston Scientific Corp. 4.550%, 03/01/39	60,000	53,818
DH Europe Finance II Sarl 3.250%, 11/15/39	115,000	91,675
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31	140,000	113,382

		258,875

Healthcare-Services—0.1%
AHS Hospital Corp. 5.024%, 07/01/45	110,000	105,791
Children’s Hospital Corp. (The) 2.928%, 07/15/50	100,000	63,116
CommonSpirit Health 1.547%, 10/01/25	65,000	58,447
2.782%, 10/01/30	70,000	57,738
3.910%, 10/01/50	65,000	48,106
Cottage Health Obligated Group 3.304%, 11/01/49	110,000	77,159

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Elevance Health, Inc. 4.101%, 03/01/28	140,000	$134,165
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	167,589
HCA, Inc. 3.500%, 07/15/51	21,000	13,473
5.125%, 06/15/39	110,000	98,426
5.250%, 06/15/26	335,000	330,956
5.500%, 06/15/47	85,000	75,490
MidMichigan Health 3.409%, 06/01/50	40,000	27,487
NYU Langone Hospitals 3.380%, 07/01/55	90,000	60,053
Piedmont Healthcare, Inc. 2.864%, 01/01/52	95,000	59,247
UnitedHealth Group, Inc. 5.875%, 02/15/53	90,000	97,179
Universal Health Services, Inc. 2.650%, 10/15/30	17,000	13,530
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	65,801

		1,553,753

Home Builders—0.0%
Lennar Corp. 4.500%, 04/30/24	45,000	44,398
MDC Holdings, Inc. 2.500%, 01/15/31	165,000	118,995

		163,393

Insurance—0.1%
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	210,000	197,175
Athene Global Funding 1.450%, 01/08/26 (144A)	65,000	56,886
2.500%, 01/14/25 (144A)	16,000	14,984
2.950%, 11/12/26 (144A)	370,000	333,815
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	85,000	67,749
4.400%, 05/15/42	200,000	182,407
Corebridge Financial, Inc. 3.850%, 04/05/29 (144A)	55,000	50,094
F&G Global Funding 1.750%, 06/30/26 (144A)	80,000	71,229
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	70,000	53,775
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	25,000	19,990
6.100%, 10/01/41	25,000	25,234
New York Life Global Funding 3.000%, 01/10/28 (144A)	125,000	114,947
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	75,000	61,724
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	85,000	71,830
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (e)	97,000	73,901

Insurance—(Continued)
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	264,210
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	81,766

		1,741,716

Internet—0.0%
Amazon.com, Inc. 3.950%, 04/13/52 (a)	280,000	231,751

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30 (a)	235,000	197,447

Media—0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42	105,000	67,279
3.700%, 04/01/51	285,000	173,299
4.800%, 03/01/50	240,000	174,228
Comcast Corp. 2.887%, 11/01/51	439,000	281,946
2.937%, 11/01/56	58,000	35,869
2.987%, 11/01/63	22,000	13,303
3.250%, 11/01/39	115,000	89,589
3.450%, 02/01/50	190,000	137,796
Discovery Communications LLC 5.200%, 09/20/47	215,000	159,707
Time Warner Cable LLC 6.550%, 05/01/37	50,000	47,603
6.750%, 06/15/39	265,000	250,956

		1,431,575

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	54,842

Mining—0.0%
Glencore Funding LLC
2.500%, 09/01/30 (144A) (a)	200,000	162,338
4.125%, 05/30/23 (144A)	61,000	60,682

		223,020

Miscellaneous Manufacturing—0.0%
Eaton Corp. 5.800%, 03/15/37	100,000	99,077
Siemens Financieringsmaatschappij NV 2.350%, 10/15/26 (144A)	250,000	227,462

		326,539

Oil & Gas—0.1%
BP Capital Markets America, Inc. 2.939%, 06/04/51	505,000	332,493
Eni USA, Inc. 7.300%, 11/15/27	100,000	105,931
Exxon Mobil Corp. 2.995%, 08/16/39	140,000	107,000
3.095%, 08/16/49	175,000	125,063

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
HF Sinclair Corp. 2.625%, 10/01/23	120,000	$117,503
5.875%, 04/01/26 (a)	56,000	56,047
Marathon Petroleum Corp. 4.700%, 05/01/25	23,000	22,648
Phillips 66 Co. 3.150%, 12/15/29 (144A)	40,000	34,895
4.900%, 10/01/46 (144A)	80,000	70,803
Pioneer Natural Resources Co. 1.900%, 08/15/30	150,000	117,468
TotalEnergies Capital International S.A. 2.986%, 06/29/41	200,000	148,984
3.127%, 05/29/50	95,000	67,091
3.461%, 07/12/49	55,000	41,094
Valero Energy Corp. 2.150%, 09/15/27	67,000	58,738

		1,405,758

Oil & Gas Services—0.0%
Baker Hughes Holding LLC / Baker Hughes Co-Obligor, Inc. 3.138%, 11/07/29 (a)	170,000	149,977
Baker Hughes Holdings LLC 5.125%, 09/15/40	25,000	23,051
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	80,000	74,535

		247,563

Packaging & Containers—0.0%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	115,000	100,315
Packaging Corp. of America 4.050%, 12/15/49 (a)	135,000	102,920

		203,235

Pharmaceuticals—0.2%
AbbVie, Inc. 4.050%, 11/21/39	300,000	256,785
4.400%, 11/06/42	205,000	177,822
4.450%, 05/14/46	45,000	38,674
4.550%, 03/15/35	60,000	56,105
4.625%, 10/01/42	90,000	79,869
AstraZeneca plc 4.000%, 09/18/42	40,000	34,577
6.450%, 09/15/37	50,000	56,363
Bristol-Myers Squibb Co. 4.125%, 06/15/39	105,000	93,425
4.550%, 02/20/48	150,000	134,873
CVS Health Corp. 4.300%, 03/25/28	66,000	63,838
5.050%, 03/25/48	175,000	157,070
5.300%, 12/05/43	200,000	186,732
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	249,423	224,160

Pharmaceuticals—(Continued)
CVS Pass-Through Trust 5.880%, 01/10/28	250,542	247,786
8.353%, 07/10/31 (144A)	119,833	130,992
Takeda Pharmaceutical Co., Ltd. 3.025%, 07/09/40	515,000	377,936
3.175%, 07/09/50	200,000	134,888
Zoetis, Inc. 2.000%, 05/15/30	140,000	113,615

		2,565,510

Pipelines—0.2%
Cameron LNG LLC 3.701%, 01/15/39 (144A)	163,000	129,115
DT Midstream, Inc. 4.300%, 04/15/32 (144A)	160,000	140,567
Energy Transfer L.P. 4.150%, 09/15/29	90,000	81,303
4.400%, 03/15/27	70,000	66,495
4.750%, 01/15/26	46,000	44,805
4.950%, 05/15/28	80,000	76,731
4.950%, 01/15/43	150,000	120,526
5.500%, 06/01/27	36,000	35,744
6.250%, 04/15/49	70,000	65,091
Enterprise Products Operating LLC 4.950%, 10/15/54	33,000	27,465
Flex Intermediate Holdco LLC 3.363%, 06/30/31 (144A)	140,000	109,259
4.317%, 12/30/39 (144A)	60,000	43,094
Gray Oak Pipeline LLC 3.450%, 10/15/27 (144A)	500,000	442,187
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	170,000	145,508
Kinder Morgan, Inc. 5.050%, 02/15/46	80,000	67,848
ONEOK Partners L.P. 5.000%, 09/15/23	70,000	69,921
6.650%, 10/01/36	140,000	140,103
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	113,000	111,411
4.700%, 06/15/44	120,000	91,012
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (a)	185,000	171,480
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	82,752
8.000%, 03/01/32	70,000	76,783
Targa Resources Corp. 4.200%, 02/01/33	40,000	34,415
5.200%, 07/01/27	209,000	204,848
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	40,905
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	130,000	132,545
Williams Cos., Inc. (The) 2.600%, 03/15/31	100,000	80,925

		2,832,838

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	$223,930

Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc. 3.800%, 04/15/26	23,000	22,240
4.000%, 02/01/50	111,000	84,119
American Tower Corp. 1.500%, 01/31/28	150,000	124,111
1.875%, 10/15/30	130,000	100,320
2.950%, 01/15/51 (a)	39,000	24,145
3.100%, 06/15/50	61,000	38,384
3.700%, 10/15/49	210,000	148,950
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	144,725
Boston Properties L.P. 4.500%, 12/01/28	100,000	92,704
Brixmor Operating Partnership L.P. 2.250%, 04/01/28	80,000	66,019
2.500%, 08/16/31	45,000	34,418
3.850%, 02/01/25	60,000	57,571
Corporate Office Properties L.P. 2.750%, 04/15/31	132,000	98,789
Crown Castle International Corp. 4.450%, 02/15/26	100,000	97,725
Equinix, Inc. 2.900%, 11/18/26	135,000	123,390
ERP Operating L.P. 4.150%, 12/01/28	120,000	111,899
Essex Portfolio L.P. 2.650%, 03/15/32	120,000	94,566
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	110,000	99,245
Healthcare Realty Holdings L.P. 2.000%, 03/15/31 (a)	80,000	60,563
3.100%, 02/15/30	200,000	166,993
Healthpeak Properties, Inc. 2.125%, 12/01/28	142,000	119,035
3.000%, 01/15/30	110,000	94,599
3.500%, 07/15/29	118,000	105,011
Life Storage L.P. 2.400%, 10/15/31	55,000	42,311
4.000%, 06/15/29	137,000	122,715
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	96,084
Office Properties Income Trust 3.450%, 10/15/31	95,000	63,449
Physicians Realty L.P. 2.625%, 11/01/31	55,000	42,930
Public Storage 1.950%, 11/09/28	66,000	56,299
2.250%, 11/09/31	55,000	44,107
Regency Centers L.P. 2.950%, 09/15/29	195,000	163,667
Sabra Health Care L.P. 3.200%, 12/01/31	90,000	66,966

Real Estate Investment Trusts—(Continued)
Safehold Operating Partnership L.P. 2.850%, 01/15/32	167,000	126,744
SITE Centers Corp. 4.700%, 06/01/27	60,000	56,289
UDR, Inc. 3.000%, 08/15/31 (a)	40,000	33,354
3.500%, 07/01/27	100,000	92,961
Ventas Realty L.P. 4.875%, 04/15/49	88,000	72,874
Welltower, Inc. 3.100%, 01/15/30	90,000	75,961
WP Carey, Inc. 2.250%, 04/01/33	135,000	99,965
2.450%, 02/01/32	70,000	54,699

		3,420,896

Retail—0.1%
7-Eleven, Inc. 1.300%, 02/10/28 (144A)	56,000	46,413
2.500%, 02/10/41 (144A)	196,000	129,334
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	20,000	14,236
3.625%, 05/13/51 (144A)	25,000	16,712
3.800%, 01/25/50 (144A)	135,000	94,801
AutoZone, Inc. 1.650%, 01/15/31	180,000	139,652
Home Depot, Inc. (The) 4.950%, 09/15/52	126,000	120,940
Lowe’s Cos., Inc. 3.000%, 10/15/50	105,000	66,795
3.750%, 04/01/32 (a)	100,000	88,954
McDonald’s Corp. 6.300%, 10/15/37	90,000	97,971
Nordstrom, Inc. 4.250%, 08/01/31	121,000	86,527
O’Reilly Automotive, Inc. 3.550%, 03/15/26	60,000	57,621

		959,956

Semiconductors—0.1%
Advanced Micro Devices, Inc. 2.375%, 06/01/30	261,000	219,463
Analog Devices, Inc. 2.800%, 10/01/41	96,000	70,260
Broadcom, Inc. 1.950%, 02/15/28 (144A)	265,000	223,824
3.137%, 11/15/35 (144A)	270,000	198,522
3.187%, 11/15/36 (144A)	120,000	86,195
KLA Corp. 3.300%, 03/01/50	100,000	72,414
4.650%, 07/15/32 (a)	221,000	216,470
Marvell Technology, Inc. 2.950%, 04/15/31	70,000	56,304
Microchip Technology, Inc. 0.983%, 09/01/24	31,000	28,705
0.972%, 02/15/24	39,000	37,035
2.670%, 09/01/23	38,000	37,291

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31	145,000	$115,490
3.250%, 05/11/41	150,000	104,661
QUALCOMM, Inc. 4.500%, 05/20/52	100,000	87,577

		1,554,211

Software—0.1%
Activision Blizzard, Inc. 1.350%, 09/15/30	101,000	78,924
Fiserv, Inc. 4.400%, 07/01/49	60,000	48,678
Oracle Corp. 3.600%, 04/01/40	300,000	220,083
Roper Technologies, Inc. 2.000%, 06/30/30	240,000	192,335
Take-Two Interactive Software, Inc. 3.550%, 04/14/25	55,000	52,930
VMware, Inc. 1.400%, 08/15/26	172,000	149,944
4.650%, 05/15/27	55,000	53,235
Workday, Inc. 3.500%, 04/01/27	114,000	106,541

		902,670

Telecommunications—0.2%
AT&T, Inc. 1.650%, 02/01/28	50,000	42,228
2.250%, 02/01/32	505,000	395,830
2.300%, 06/01/27	210,000	186,772
3.500%, 06/01/41	115,000	85,759
3.550%, 09/15/55	173,000	115,433
Corning, Inc. 3.900%, 11/15/49	252,000	183,440
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	217,962
Rogers Communications, Inc. 4.550%, 03/15/52 (144A)	75,000	58,146
T-Mobile USA, Inc. 3.875%, 04/15/30	190,000	172,105
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	150,000	118,498
Verizon Communications, Inc. 2.100%, 03/22/28 (a)	284,000	246,477
2.355%, 03/15/32	145,000	114,942
2.650%, 11/20/40	119,000	80,323
4.125%, 03/16/27	56,000	54,541
Vodafone Group plc 6.250%, 11/30/32	160,000	167,337

		2,239,793

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29 (a)	149,000	132,414

Transportation—0.0%
Burlington Northern Santa Fe LLC 3.550%, 02/15/50	69,000	52,830
Canadian Pacific Railway Co. 5.750%, 03/15/33	120,000	119,823
CSX Corp. 4.750%, 11/15/48	95,000	85,807
6.150%, 05/01/37	60,000	64,168
Kansas City Southern 4.700%, 05/01/48	80,000	68,856
Norfolk Southern Corp. 3.050%, 05/15/50 (a)	150,000	100,467
Union Pacific Corp. 4.100%, 09/15/67	70,000	54,680

		546,631

Total Corporate Bonds & Notes (Cost $75,844,047)		65,939,253

Asset-Backed Securities—2.4%

Asset-Backed-Automobile—0.8%
American Credit Acceptance Receivables Trust 4.410%, 06/13/28 (144A)	550,000	537,120
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	491,558
CarNow Auto Receivables Trust 1.300%, 01/15/26 (144A)	351,141	344,889
Credit Acceptance Auto Loan Trust 2.390%, 04/16/29 (144A)	342,093	340,745
8.450%, 02/15/33 (144A)	600,000	605,707
DT Auto Owner Trust 0.870%, 05/17/27 (144A)	266,000	248,928
2.730%, 07/15/25 (144A)	1,347	1,345
4.220%, 01/15/27 (144A)	600,000	583,195
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	360,930	355,215
4.920%, 12/15/28	700,000	675,637
5.300%, 09/15/27	560,000	549,130
5.980%, 12/15/28	600,000	568,643
6.760%, 09/15/28	700,000	678,417
Flagship Credit Auto Trust 4.080%, 02/18/25 (144A)	625,000	616,922
7.710%, 10/16/28 (144A)	600,000	606,411
GLS Auto Receivables Trust 3.970%, 01/18/28 (144A)	500,000	458,659
Santander Drive Auto Receivables Trust 6.690%, 03/17/31	825,000	841,271
Sonoran Auto Receivables Trust 4.750%, 06/15/25	136,534	134,705
U.S. Auto Funding Trust 5.130%, 12/15/25 (144A)	700,000	683,818
Westlake Automobile Receivables Trust 2.120%, 01/15/27 (144A)	1,000,000	905,301
5.480%, 09/15/27 (144A)	1,000,000	954,591

		11,182,207

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed—Credit Card—0.0%
Continental Finance Credit Card ABS Master Trust 6.190%, 10/15/30 (144A)	575,000	$550,331

Asset-Backed—Other—1.6%
American Homes 4 Rent Trust 3.786%, 10/17/36 (144A)	175,502	169,335
4.691%, 10/17/52 (144A)	100,000	95,334
4.705%, 10/17/36 (144A)	100,000	96,501
AMSR Trust 1.355%, 11/17/37 (144A)	782,000	699,776
3.218%, 04/17/37 (144A)	700,000	639,932
Bridge Trust 4.450%, 11/17/37 (144A)	700,000	635,327
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	161,459	141,769
2.981%, 11/15/35 (144A)	121,875	111,009
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	267,200	247,595
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	128,700	112,217
CoreVest American Finance Trust 2.705%, 10/15/52 (144A)	341,848	320,129
3.163%, 10/15/52 (144A)	650,000	550,332
3.880%, 03/15/52 (144A)	320,000	310,109
Diamond Resorts Owner Trust 3.530%, 02/20/32 (144A)	208,667	203,542
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	791,105	700,973
2.668%, 10/19/37 (144A)	1,250,000	1,101,600
4.500%, 07/17/26 (144A)	496,000	456,620
4.500%, 07/17/39 (144A)	750,000	649,844
FMC GMSR Issuer Trust 3.620%, 07/25/26 (144A) (e)	400,000	324,861
3.690%, 02/25/24	1,065,000	1,014,412
3.850%, 10/25/26 (144A) (e)	360,000	288,704
4.450%, 01/25/26 (144A) (e)	500,000	436,773
6.190%, 04/25/27 (144A)	400,000	355,644
Foundation Finance Trust 3.860%, 11/15/34 (144A)	48,913	47,898
FREED ABS Trust 2.370%, 11/20/28 (144A)	500,000	454,903
5.790%, 08/20/29 (144A)	720,000	709,271
7.580%, 12/18/29 (144A)	700,000	699,653
Lendmark Funding Trust 1.900%, 11/20/31 (144A)	1,100,000	933,273
6.600%, 07/20/32 (144A)	700,000	668,702
LL ABS Trust 5.050%, 11/15/29 (144A)	400,000	382,257
LP LMS Asset Securitization Trust 1.750%, 01/15/29 (144A)	211,157	204,163
Marlette Funding Trust 1.810%, 12/15/31 (144A)	650,000	582,014
Nashville 3 Senior 4.330%, 11/01/32	800,000	785,547
NRZ Excess Spread-Collateralized Notes 3.474%, 11/25/26 (144A)	342,992	301,964
3.844%, 12/25/25 (144A)	253,465	230,991

Asset-Backed—Other—(Continued)
Oportun Issuance Trust 5.050%, 06/09/31 (144A)	500,000	482,407
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	421,828	396,878
Pagaya AI Technology in Housing Trust 4.250%, 08/25/25 (144A)	1,000,000	935,985
Pretium Mortgage Credit Partners LLC 2.240%, 09/27/60 (144A) (g)	331,625	302,040
2.487%, 07/25/51 (144A) (g)	273,032	252,244
Progress Residential Trust 1.052%, 04/17/38 (144A)	633,764	546,138
4.550%, 04/17/27	750,000	641,137
5.200%, 04/17/39 (144A)	330,000	290,871
6.618%, 06/17/39 (144A)	724,000	657,869
SCF Equipment Leasing LLC 3.790%, 11/20/31 (144A)	220,000	190,217
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	205,596	193,842
3.120%, 05/20/36 (144A)	117,237	109,261
3.940%, 10/20/38 (144A)	147,194	138,481
Theorem Funding Trust 1.210%, 12/15/27 (144A)	107,340	105,613
Tricon American Homes Trust 3.198%, 03/17/38 (144A)	525,000	471,726
VM Debt Trust 7.460%, 07/18/27 (c)(d)	500,000	470,000
VOLT CI LLC 1.992%, 05/25/51 (144A) (g)	217,901	193,260
VOLT XCII LLC 1.893%, 02/27/51 (144A) (g)	362,632	312,907
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (g)	846,036	764,828
VOLT XCVI LLC 2.116%, 03/27/51 (144A) (g)	1,188,287	1,077,246
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (g)	278,304	244,801

		24,440,725

Total Asset-Backed Securities (Cost $37,622,821)		36,173,263

Convertible Preferred Stocks—2.2%

Banks—0.6%
Bank of America Corp. 7.250%, 12/31/49	7,971	9,246,360

Capital Markets—0.4%
KKR & Co., Inc. 6.000%, 09/15/23	101,635	5,818,604

Diversified Financial Services—0.2%
AMG Capital Trust II 5.150%, 10/15/37	39,936	2,056,704

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Life Sciences Tools & Services—1.0%
Danaher Corp. 5.000%, 04/15/23 (a)	11,237	$15,243,552

Total Convertible Preferred Stocks (Cost $36,419,509)		32,365,220

Preferred Stocks—0.6%

Automobiles—0.1%
Volkswagen AG	16,460	2,051,555

Electric Utilities—0.5%
NextEra Energy, Inc., 6.926%, 09/01/25	136,750	6,863,482

Total Preferred Stocks (Cost $9,608,936)		8,915,037

Mortgage-Backed Securities—0.6%

Collateralized Mortgage Obligations—0.3%
HOME RE, Ltd. 6.778%, SOFR30A + 2.850%, 10/25/34 (144A) (e)	320,000	316,713
Seasoned Credit Risk Transfer Trust 3.250%, 11/25/61	366,893	323,567
3.500%, 03/25/58	622,704	594,256
3.500%, 07/25/58	411,049	371,028
Seasoned Loans Structured Transaction 3.500%, 11/25/28	936,411	893,231
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (e)	562,656	451,377
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	240,082	239,270
VM Master Issuer LLC 5.163%, 05/24/25 (144A) (e)	400,000	378,853

		3,568,295

Commercial Mortgage-Backed Securities—0.3%
Commercial Mortgage Trust 2.896%, 02/10/37 (144A)	650,000	598,988
3.402%, 02/10/37 (144A)	420,000	378,324
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	188,664
GS Mortgage Securities Trust 3.805%, 10/10/35 (144A) (e)	440,000	390,967
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,420,000	1,293,402
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (e)	1,200,000	1,194,637
SBALR Commercial Mortgage Trust 2.825%, 02/13/53 (144A)	806,180	681,561
SLG Office Trust 2.585%, 07/15/41 (144A)	390,000	311,113

		5,037,656

Total Mortgage-Backed Securities (Cost $9,546,164)		8,605,951

Short-Term Investments—12.5%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund, 4.170% (h)	25,492	25,492

		25,492

Repurchase Agreement—10.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $152,644,622; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 3.000%, maturity dates ranging from 02/15/24 - 08/15/48, and an aggregate market value of $ 155,666,539	152,614,099	152,614,099

U.S. Treasury—2.3%
U.S. Treasury Bill 3.964%, 04/06/23 (a) (i) (j)	35,000,000	34,620,250

Total Short-Term Investments (Cost $187,273,518)		187,259,841

Securities Lending Reinvestments (k)—5.1%

Certificates of Deposit—1.6%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (e)	1,000,000	1,001,351
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	3,000,000	3,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (e)	1,000,000	1,000,018
4.810%, SOFR + 0.510%, 03/15/23 (e)	2,000,000	2,000,840
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (e)	1,000,000	1,000,066
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	2,000,000	2,000,142
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (e)	2,000,000	2,000,000
4.830%, SOFR + 0.530%, 02/01/23 (e)	2,000,000	2,000,418
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	2,000,000	1,999,968
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (e)	1,000,000	1,001,518
Toronto-Dominion Bank (The) 4.550%, SOFR + 0.250%, 02/09/23 (e)	1,000,000	999,956
4.660%, SOFR + 0.360%, 03/21/23 (e)	2,000,000	2,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	4,000,000	3,999,560

		24,003,837

Commercial Paper—0.5%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (e)	2,000,000	2,000,506
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	2,000,000	2,002,724
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	2,000,000	2,000,540

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (e)	2,000,000	$2,000,000

		8,003,770

Repurchase Agreements—2.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $11,021,639; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $11,246,475.	11,016,376	11,016,376
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $200,096; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $204,774.	200,000	200,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $3,102,604; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $3,169,372.	3,100,000	3,100,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $7,006,057; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $7,621,800.	7,000,000	7,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $2,009,042; collateralized by various Common Stock with an aggregate market value of $2,222,509.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $900,425; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $919,626.	900,000	900,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $527,901; collateralized by various Common Stock with an aggregate market value of $587,187.	527,644	527,644

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,099,797; collateralized by various Common Stock with an aggregate market value of $1,223,685.	1,099,258	1,099,258
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $2,201,891; collateralized by various Common Stock with an aggregate market value of $2,449,022.	2,200,000	2,200,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $ 10,505,133; collateralized by various Common Stock with an aggregate market value of $ 11,654,123.	10,500,000	10,500,000

		40,543,278

Mutual Funds—0.3%
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (h)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (h)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $76,543,323)		76,550,885

Total Investments—102.8% (Cost $1,587,781,072)		1,543,072,699
Other assets and liabilities (net)—(2.8)%		(41,585,361)

Net Assets—100.0%		$1,501,487,338

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $81,477,715 and the collateral received consisted of cash in the amount of $76,543,332 and non-cash collateral with a value of $7,078,645. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Interest only security.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $21,244,964.
(j)	The rate shown represents current yield to maturity.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $58,617,310, which is 3.9% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	06/15/17	2,160	$5,440	$0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	1,488,800	CBNA	01/30/23	USD	1,608,087	$6,516
EUR	8,333,914	SSBT	01/30/23	USD	8,689,187	247,262

Contracts to Deliver
CHF	1,645,005	CBNA	01/30/23	USD	1,755,029	(28,978)
CHF	14,138,829	SSBT	01/30/23	USD	14,496,003	(837,551)
EUR	1,729,250	CBNA	01/30/23	USD	1,765,295	(88,979)
EUR	4,403,862	RBC	01/30/23	USD	4,345,538	(376,721)
EUR	3,307,513	RBC	01/30/23	USD	3,385,071	(161,573)
EUR	2,940,039	RBC	01/30/23	USD	2,975,223	(177,379)
EUR	101,200,824	SSBT	01/30/23	USD	102,311,320	(6,206,242)
EUR	1,899,394	SSBT	01/30/23	USD	1,872,197	(164,521)
EUR	1,600,962	SSBT	01/30/23	USD	1,673,894	(42,815)
JPY	703,451,644	SSBT	01/30/23	USD	4,846,984	(530,633)

Net Unrealized Depreciation						$(8,361,614)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/17/23	623	USD	60,723,810	$(501,920)
U.S. Treasury Long Bond Futures	03/22/23	801	USD	100,400,344	(1,873,066)
U.S. Treasury Note 10 Year Futures	03/22/23	1	USD	112,297	(1,502)

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/17/23	(1,063)	EUR	(40,234,550)	2,783,740
Euro-Bund Futures	03/08/23	(1,127)	EUR	(149,812,110)	10,379,966
FTSE 100 Index Futures	03/17/23	(162)	GBP	(12,094,920)	51,704
Japanese Government 10 Year Bond Futures	03/13/23	(100)	JPY	(14,546,000,000)	2,040,956
MSCI Emerging Markets Index Mini Futures	03/17/23	(471)	USD	(22,593,870)	230,900
Russell 2000 Index E-Mini Futures	03/17/23	(854)	USD	(75,617,430)	1,736,803
S&P 500 Index E-Mini Futures	03/17/23	(731)	USD	(141,119,550)	3,944,763
TOPIX Index Futures	03/09/23	(151)	JPY	(2,856,165,000)	549,770

Net Unrealized Appreciation					$19,342,114

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	2.587%	Annually	07/28/32	USD	120,700,000	$(9,515,059)	$(253)	$(9,514,806)
Pay	12M SOFR	Annually	2.912%	Annually	08/31/32	USD	94,600,000	(5,022,777)	(4,081)	(5,018,697)
Pay	12M SOFR	Annually	3.250%	Annually	12/05/32	USD	101,300,000	(4,801,731)	5,982	(4,807,713)
Pay	12M SOFR	Annually	3.469%	Annually	09/26/32	USD	54,800,000	(439,644)	10,789	(450,432)
Pay	12M SOFR	Annually	3.805%	Annually	11/04/32	USD	90,200,000	1,771,582	7,732	1,763,850

Totals								$(18,007,629)	$20,169	$(18,027,798)

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.

Currencies

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(GDR)—	Global Depositary Receipt
(ICE)—	Intercontinental Exchange, Inc.
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,951,788	$6,279,008	$—	$8,230,796
Air Freight & Logistics	5,264,522	—	—	5,264,522
Auto Components	—	5,415,994	—	5,415,994
Automobiles	2,192,357	3,310,345	—	5,502,702
Banks	31,761,539	28,139,790	0	59,901,329
Beverages	2,190,094	19,432,764	—	21,622,858
Biotechnology	20,614,747	484,996	—	21,099,743
Building Products	3,478,653	3,401,649	—	6,880,302
Capital Markets	14,788,767	7,099,076	—	21,887,843
Chemicals	1,714,454	10,713,664	—	12,428,118
Commercial Services & Supplies	839,673	—	—	839,673
Communications Equipment	701,507	—	—	701,507
Construction & Engineering	1,375,553	8,430,949	—	9,806,502
Construction Materials	1,016,869	—	—	1,016,869
Consumer Finance	5,022,394	—	—	5,022,394
Containers & Packaging	945,210	—	—	945,210
Diversified Financial Services	1,755,479	3,459,987	—	5,215,466
Diversified Telecommunication Services	819,599	5,141,624	—	5,961,223
Electric Utilities	8,060,252	3,208,588	—	11,268,840
Electrical Equipment	4,248,015	4,186,142	—	8,434,157
Electronic Equipment, Instruments & Components	1,198,576	6,995,403	—	8,193,979
Energy Equipment & Services	2,717,380	—	—	2,717,380
Entertainment	792,989	917,958	—	1,710,947
Equity Real Estate Investment Trusts	12,435,146	—	—	12,435,146
Food & Staples Retailing	1,627,221	2,347,881	—	3,975,102
Food Products	1,240,679	7,748,299	—	8,988,978
Health Care Equipment & Supplies	12,453,482	6,016,533	—	18,470,015
Health Care Providers & Services	13,551,764	—	—	13,551,764
Hotels, Restaurants & Leisure	19,335,568	584,408	—	19,919,976
Household Durables	1,125,513	3,731,172	—	4,856,685
Household Products	1,060,774	155,864	—	1,216,638
Independent Power and Renewable Electricity Producers	—	5,113,014	—	5,113,014
Industrial Conglomerates	559,751	902,165	—	1,461,916
Insurance	10,069,447	24,394,179	—	34,463,626
Interactive Media & Services	8,903,487	4,709,860	—	13,613,347
Internet & Direct Marketing Retail	17,836,124	3,482,207	—	21,318,331
IT Services	16,592,787	4,989,114	—	21,581,901
Life Sciences Tools & Services	1,384,323	2,462,646	—	3,846,969
Machinery	9,720,126	15,967,954	—	25,688,080
Media	4,309,068	—	—	4,309,068
Metals & Mining	480,206	8,371,254	—	8,851,460
Multi-Utilities	273,754	—	—	273,754
Multiline Retail	2,581,663	—	—	2,581,663
Oil, Gas & Consumable Fuels	17,217,288	17,331,410	—	34,548,698
Personal Products	874,738	3,075,233	—	3,949,971
Pharmaceuticals	12,022,158	25,536,739	—	37,558,897
Professional Services	707,162	4,037,071	—	4,744,233
Real Estate Management & Development	502,164	—	—	502,164
Road & Rail	9,466,556	—	—	9,466,556
Semiconductors & Semiconductor Equipment	31,514,821	17,344,403	—	48,859,224
Software	32,053,201	—	—	32,053,201
Specialty Retail	10,090,647	400,657	—	10,491,304
Technology Hardware, Storage & Peripherals	9,954,030	—	—	9,954,030
Textiles, Apparel & Luxury Goods	6,659,930	16,206,313	—	22,866,243
Thrifts & Mortgage Finance	244,894	—	—	244,894
Tobacco	502,204	1,309,060	—	1,811,264
Trading Companies & Distributors	—	1,907,781	—	1,907,781
Wireless Telecommunication Services	3,163,300	—	—	3,163,300
Total Common Stocks	383,964,393	294,743,154	0	678,707,547
Total Convertible Bonds*	—	275,358,509	—	275,358,509
Total U.S. Treasury & Government Agencies*	—	173,197,193	—	173,197,193
Total Corporate Bonds & Notes*	—	65,939,253	—	65,939,253

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Asset-Backed - Automobile	$—	$11,182,207	$—	$11,182,207
Asset-Backed - Credit Card	—	550,331	—	550,331
Asset-Backed - Other	—	23,970,725	470,000	24,440,725
Total Asset-Backed Securities	—	35,703,263	470,000	36,173,263
Total Convertible Preferred Stocks*	32,365,220	—	—	32,365,220
Preferred Stocks
Automobiles	—	2,051,555	—	2,051,555
Electric Utilities	6,863,482	—	—	6,863,482
Total Preferred Stocks	6,863,482	2,051,555	—	8,915,037
Total Mortgage-Backed Securities*	—	8,605,951	—	8,605,951
Short-Term Investments
Mutual Funds	25,492	—	—	25,492
Repurchase Agreement	—	152,614,099	—	152,614,099
U.S. Treasury	—	34,620,250	—	34,620,250
Total Short-Term Investments	25,492	187,234,349	—	187,259,841
Securities Lending Reinvestments
Certificates of Deposit	—	24,003,837	—	24,003,837
Commercial Paper	—	8,003,770	—	8,003,770
Repurchase Agreements	—	40,543,278	—	40,543,278
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	72,550,885	—	76,550,885
Total Investments	$427,218,587	$1,115,384,112	$470,000	$1,543,072,699
Collateral for Securities Loaned (Liability)	$—	$(76,543,332)	$—	$(76,543,332)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$253,778	$—	$253,778
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,615,392)	—	(8,615,392)
Total Forward Contracts	$—	$(8,361,614)	$—	$(8,361,614)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$21,718,602	$—	$—	$21,718,602
Futures Contracts (Unrealized Depreciation)	(2,376,488)	—	—	(2,376,488)
Total Futures Contracts	$19,342,114	$—	$—	$19,342,114
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,763,850	$—	$1,763,850
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(19,791,648)	—	(19,791,648)
Total Centrally Cleared Swap Contracts	$—	$(18,027,798)	$—	$(18,027,798)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)(b)	$1,390,458,600
Repurchase Agreement at value which equals cost	152,614,099
Cash denominated in foreign currencies (c)	9,282,485
Cash collateral for futures contracts	32,795,003
Unrealized appreciation on forward foreign currency exchange contracts	253,778
Receivable for:
Investments sold	486,365
Fund shares sold	68,673
Dividends and interest	4,151,659
Variation margin on futures contracts	1,837,986
Prepaid expenses	6,016

Total Assets	1,591,954,664
Liabilities
Due to custodian	183,492
Unrealized depreciation on forward foreign currency exchange contracts	8,615,392
Collateral for securities loaned	76,543,332
Payables for:
Investments purchased	1,888,146
Fund shares redeemed	210,299
Foreign taxes	386,662
Variation margin on centrally cleared swap contracts	834,259
Accrued Expenses:
Management fees	862,432
Distribution and service fees	323,538
Deferred trustees’ fees	210,017
Other expenses	409,757

Total Liabilities	90,467,326

Net Assets	$1,501,487,338

Net Assets Consist of:
Paid in surplus	$1,645,184,128
Distributable earnings (Accumulated losses) (d)	(143,696,790)

Net Assets	$1,501,487,338

Net Assets
Class B	$1,501,487,338
Capital Shares Outstanding*
Class B	159,742,064
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,435,166,973.
(b)	Includes securities loaned at value of $81,477,715.
(c)	Identified cost of cash denominated in foreign currencies was $9,229,359.
(d)	Includes foreign capital gains tax of $386,662.

Consolidated§ Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$18,917,033
Interest (b)	13,989,251
Securities lending income	918,010

Total investment income	33,824,294
Expenses
Management fees	12,156,667
Administration fees	99,812
Custodian and accounting fees	425,005
Distribution and service fees - Class B	4,189,881
Audit and tax services	120,859
Legal	50,900
Trustees’ fees and expenses	9,574
Shareholder reporting	49,594
Insurance	14,560
Miscellaneous	66,130

Total expenses	17,182,982
Less management fee waiver	(1,012,976)

Net expenses	16,170,006

Net Investment Income	17,654,288

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	(45,921,563)
Futures contracts	8,213,160
Swap contracts	(80,177,179)
Foreign currency transactions	(3,730,229)
Forward foreign currency transactions	30,273,225

Net realized gain (loss)	(91,342,586)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(257,986,779)
Futures contracts	12,755,376
Swap contracts	(17,619,092)
Foreign currency transactions	(112,950)
Forward foreign currency transactions	(11,604,334)

Net change in unrealized appreciation (depreciation)	(274,567,779)

Net realized and unrealized gain (loss)	(365,910,365)

Net Increase (Decrease) in Net Assets From Operations	$(348,256,077)

(a)	Net of foreign withholding taxes of $1,116,153.
(b)	Net of foreign withholding taxes of $40,993.
(c)	Net of foreign capital gains tax of $(8).
(d)	Includes change in foreign capital gains tax of $50,842.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,654,288	$16,434,755
Net realized gain (loss)	(91,342,586)	232,588,457
Net change in unrealized appreciation (depreciation)	(274,567,779)	(57,875,825)

Increase (decrease) in net assets from operations	(348,256,077)	191,147,387

From Distributions to Shareholders
Class B	(252,733,531)	(119,954,822)

Total distributions	(252,733,531)	(119,954,822)

Increase (decrease) in net assets from capital share transactions	56,221,617	(95,441,025)

Total increase (decrease) in net assets	(544,767,991)	(24,248,460)

Net Assets
Beginning of period	2,046,255,329	2,070,503,789

End of period	$1,501,487,338	$2,046,255,329

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	1,586,968	$17,253,793	2,542,186	$33,805,838
Reinvestments	26,772,620	252,733,531	9,213,120	119,954,822
Redemptions	(20,083,181)	(213,765,707)	(18,732,596)	(249,201,685)

Net increase (decrease)	8,276,407	$56,221,617	(6,977,290)	$(95,441,025)

Increase (decrease) derived from capital shares transactions		$56,221,617		$(95,441,025)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.51	$13.07	$12.27	$10.79	$12.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.11	0.12	0.16	0.18
Net realized and unrealized gain (loss)	(2.46)	1.12	1.28	1.64	(1.01)

Total income (loss) from investment operations	(2.35)	1.23	1.40	1.80	(0.83)

Less Distributions
Distributions from net investment income	(0.29)	(0.07)	(0.28)	(0.32)	(0.19)
Distributions from net realized capital gains	(1.47)	(0.72)	(0.32)	0.00	(0.64)

Total distributions	(1.76)	(0.79)	(0.60)	(0.32)	(0.83)

Net Asset Value, End of Period	$9.40	$13.51	$13.07	$12.27	$10.79

Total Return (%) (b)	(17.54)	9.64	12.23	16.91	(7.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.03	1.02	1.03
Net ratio of expenses to average net assets (%) (c)	0.96	0.96	0.97	0.96	0.96 (d)
Ratio of net investment income (loss) to average net assets (%)	1.05	0.79	1.04	1.39	1.53
Portfolio turnover rate (%)	58 (e)	61 (e)	51 (e)	51	89
Net assets, end of period (in millions)	$1,501.5	$2,046.3	$2,070.5	$2,080.0	$2,005.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2018.
(e)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 53%, 60% and 49% for the years ended December 31, 2022, 2021 and 2020, respectively.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary — JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $25,664 in the Subsidiary, representing 0.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $183,492 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2022. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $152,614,099, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,543,278, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(31,758,717)	$—	$—	$—	$(31,758,717)
Convertible Bonds	(28,860,855)	—	—	—	(28,860,855)
Convertible Preferred Stocks	(2,499,865)	—	—	—	(2,499,865)
Corporate Bonds & Notes	(1,853,808)	—	—	—	(1,853,808)
U.S. Treasury & Government Agencies	(11,570,087)	—	—	—	(11,570,087)
Total Borrowings	$(76,543,332)	$—	$—	$—	$(76,543,332)
Gross amount of recognized liabilities for securities lending transactions					$(76,543,332)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,763,850	Unrealized depreciation on centrally cleared swap contracts (a)(b)	$19,791,648
	Unrealized appreciation on futures contracts (b) (c)	12,420,922	Unrealized depreciation on futures contracts (b) (c)	1,874,568
Equity	Unrealized appreciation on futures contracts (b) (c)	9,297,680	Unrealized depreciation on futures contracts (b) (c)	501,920
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	253,778	Unrealized depreciation on forward foreign currency exchange contracts	8,615,392

Total		$23,736,230		$30,783,528

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$6,516	$(6,516)	$—	$—
State Street Bank and Trust Co.	247,262	(247,262)	—	—

	$253,778	$(253,778)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$117,957	$(6,516)	$—	$111,441
Royal Bank of Canada	715,673	—	—	715,673
State Street Bank and Trust Co.	7,781,762	(247,262)	—	7,534,500

	$8,615,392	$(253,778)	$—	$8,361,614

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$30,273,225	$30,273,225
Futures contracts	18,612,578	(10,399,418)	—	8,213,160
Swap contracts	(80,177,179)	—	—	(80,177,179)

	$(61,564,601)	$(10,399,418)	$30,273,225	$(41,690,794)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(11,604,334)	$(11,604,334)
Futures contracts	9,083,312	3,672,064	—	12,755,376
Swap contracts	(17,619,092)	—	—	(17,619,092)

	$(8,535,780)	$3,672,064	$(11,604,334)	$(16,468,050)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$178,405,705
Futures contracts long	141,054,569
Futures contracts short	(544,311,509)
Swap contracts	511,922,500

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global

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Brighthouse Funds Trust I

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 216,653,777	$599,594,785	$125,865,143	$826,631,753

Purchases and sales of TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$81,897,541	$83,319,483

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$12,156,667	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average

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Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,594,976,101

Gross unrealized appreciation	88,129,494
Gross unrealized (depreciation)	(155,856,632)

Net unrealized appreciation (depreciation)	$(67,727,138)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$55,527,350	$69,847,111	$197,206,181	$50,107,711	$252,733,531	$119,954,822

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,302,279	$—	$(67,820,613)	$(100,968,438)	$(143,486,772)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $100,968,438.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Global Active Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-45

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-49

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also considered that the Portfolio outperformed its blended benchmark for the one- and three-year periods and underperformed its blended benchmark for the five-year period ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-50

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned -13.21% and -13.50%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned -14.48%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index faced its worst year since 2008, returning -18.1% for the year. Communication Services and Consumer Discretionary were the worst performing sectors in 2022, returning -39.9% and -37.0% respectively. Energy and Utilities were the only sectors which closed in the green, returning 65.7% and 1.55% respectively.

After three years of strength, equity markets were whiplashed with a volatile year, beginning with developing geopolitical tensions leading to a war in Ukraine. As a result, rising oil and gas prices led to energy being the best performing sector while pressure started to mount on manufacturing costs and supply chain disruptions. Moreover, concerns over high inflation and a shrinking economy in April further tested equity markets. Developed equity markets saw the worst first half in over two decades. The U.S. Federal Reserve hiked the federal funds rate by a cumulative 425 basis points in 2022 to curb record high inflation. The Consumer Price Index peaked at 9.1% in June and trended downward to 7.1% in November. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of the year as recession fears mounted.

Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000 Index, as they returned -18.1% vs. -20.4%, respectively. Value outperformed Growth by a massive margin, as the Russell 3000 Value Index returned -8% and the Russell 3000 Growth Index returned -29%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Industrials and Information Technology sectors contributed most to relative performance during the period. On a stock specific basis, an overweight allocation in Nuvalent and Ping Identity Holding were top contributors to performance. Nuvalent, a clinical stage biopharmaceutical company, benefited results after positive news was reported from the phase 1 part of a phase 1/2 trial of NVL-520 to treat patients with advanced non-small cell lung cancer and other solid tumors. The treatment with NVL-520 across five evaluated dose levels — ranging from 25 milligrams once daily to 125 milligrams — led to exposures above all target efficacy thresholds. Additionally, an overweight in Ping Identity Holding, a software company, contributed to returns after it was announced the company would be acquired by private equity firm Thoma Bravo for $2.8 billion in cash.

Stock selection in the Energy and Consumer Staples sectors detracted most from performance during the period. On a stock specific basis, an overweight in Avaya Holdings and an underweight in Tegna were top detractors from performance. An overweight in Avaya Holdings, which provides business collaboration and communications software solutions, detracted on news that it’s nearing a chapter 11 bankruptcy filing to help its balance sheet. The potential bankruptcy filing comes after Avaya said it was having constructive discussions with its financial stakeholders regarding a resolution to its balance sheet issues. Additionally, an underweight in Tegna, a television broadcaster, hindered results after shares rallied when it was announced the company would be sold to Standard General and Apollo Global. That agreement was for $24 per share in cash in a deal valued at $8.6 billion including debt.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three different factors: quality, valuation and momentum. Quality seeks companies that generate quality earnings and assesses how well they’re converted into cash flows. The quality factor also favors companies that utilize these cash flows for the best possible return based on its peer group. Additionally, all companies are assessed through multiple valuation and momentum metrics to ensure the Portfolio is investing in attractively valued companies with underlying or improving strength in the business. During the period, quality, valuation and momentum were all additive.

As of December 31, 2022, the Portfolio’s largest relative sector overweights were in the Industrials and Information Technology sectors, and the Portfolio’s largest relative underweights were in the Consumer Discretionary and Energy sectors.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Futures contracts are utilized to effectively gain targeted equity exposure from cash positions. All derivatives performed as the Portfolio managers expected over the period.

Phillip Hart

Wonseok Choi

Jonathan Tse

Akash Gupta

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	-13.21	4.82	8.30
Class B	-13.50	4.56	8.02
Russell 2000 Value Index	-14.48	4.13	8.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Agree Realty Corp.	1.2
Old National Bancorp	1.1
OceanFirst Financial Corp.	1.0
Academy Sports & Outdoors, Inc.	0.9
New Jersey Resources Corp.	0.9
Hub Group, Inc.- Class A	0.9
Hancock Whitney Corp.	0.9
OFG Bancorp	0.8
Taylor Morrison Home Corp.	0.8
Calix, Inc.	0.8

Top Sectors

% of Net Assets
Financials	28.3
Industrials	15.3
Health Care	11.7
Real Estate	9.7
Consumer Discretionary	7.8
Information Technology	7.0
Energy	4.9
Utilities	4.8
Materials	3.1
Consumer Staples	2.7

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.75%	$1,000.00	$1,052.40	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B (a)	Actual	1.00%	$1,000.00	$1,050.30	$5.17
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—1.2%
Atlas Air Worldwide Holdings, Inc. (a)	9,300	$937,440
Hub Group, Inc. - Class A (a)	41,900	3,330,631
Radiant Logistics, Inc. (a)	26,700	135,903

		4,403,974

Airlines—0.3%
Hawaiian Holdings, Inc. (a)	12,800	131,328
SkyWest, Inc. (a)	60,400	997,204

		1,128,532

Auto Components—0.4%
Adient plc (a)	31,500	1,092,735
American Axle & Manufacturing Holdings, Inc. (a)	12,300	96,186
Dana, Inc.	31,600	478,108

		1,667,029

Banks—17.7%
American National Bankshares, Inc.	3,400	125,562
Ameris Bancorp	21,900	1,032,366
Associated Banc-Corp.	39,900	921,291
Atlantic Union Bankshares Corp.	23,300	818,762
Banc of California, Inc.	28,100	447,633
Bancorp, Inc. (The) (a)	8,100	229,878
Bank of NT Butterfield & Son, Ltd. (The)	27,000	804,870
BankUnited, Inc.	5,400	183,438
Banner Corp.	5,900	372,880
Brookline Bancorp, Inc.	69,300	980,595
Business First Bancshares, Inc.	22,748	503,641
Byline Bancorp, Inc.	45,800	1,052,026
Cadence Bank	4,260	105,052
Capital City Bank Group, Inc.	7,534	244,855
Capstar Financial Holdings, Inc.	40,000	706,400
Cathay General Bancorp	8,900	363,031
Central Pacific Financial Corp.	21,801	442,124
Civista Bancshares, Inc.	5,200	114,452
Columbia Banking System, Inc.	26,300	792,419
Community Trust Bancorp, Inc.	16,816	772,359
ConnectOne Bancorp, Inc.	75,300	1,823,013
Customers Bancorp, Inc. (a)	35,300	1,000,402
CVB Financial Corp.	80,800	2,080,600
Eastern Bankshares, Inc.	87,200	1,504,200
Enterprise Financial Services Corp.	29,600	1,449,216
Equity Bancshares, Inc. - Class A	10,000	326,700
FB Financial Corp.	7,200	260,208
Financial Institutions, Inc.	9,699	236,268
First Bancorp	3,500	149,940
First BanCorp. (Puerto Rico)	99,300	1,263,096
First Bancshares, Inc. (The)	6,000	192,060
First Citizens BancShares, Inc. - Class A	1,140	864,530
First Commonwealth Financial Corp.	99,700	1,392,809
First Financial Corp.	20,400	940,032
First Internet Bancorp	13,300	322,924
First Interstate BancSystem, Inc. - Class A	32,219	1,245,264
First Merchants Corp.	30,900	1,270,299
First Western Financial, Inc. (a)	2,700	76,005

Banks—(Continued)
FNB Corp.	16,400	214,020
Glacier Bancorp, Inc.	13,100	647,402
Hancock Whitney Corp.	67,500	3,266,325
Heritage Commerce Corp.	55,900	726,700
Home BancShares, Inc.	39,100	891,089
HomeTrust Bancshares, Inc.	17,200	415,724
Independent Bank Corp. (MA)	8,472	715,291
Independent Bank Corp. (MI)	7,700	184,184
Mercantile Bank Corp.	2,600	87,048
Metropolitan Bank Holding Corp. (a)	3,000	176,010
Mid Penn Bancorp, Inc.	4,800	143,856
Midland States Bancorp, Inc.	13,400	356,708
MVB Financial Corp.	3,500	77,070
National Bank Holdings Corp. - Class A	17,500	736,225
Nicolet Bankshares, Inc. (a)	2,600	207,454
OceanFirst Financial Corp.	183,500	3,899,375
OFG Bancorp	115,645	3,187,176
Old National Bancorp	239,645	4,308,817
Old Second Bancorp, Inc.	93,900	1,506,156
Origin Bancorp, Inc.	4,800	176,160
Orrstown Financial Services, Inc.	6,000	138,960
Peapack Gladstone Financial Corp.	29,700	1,105,434
Peoples Bancorp, Inc.	2,500	70,625
Pinnacle Financial Partners, Inc.	9,800	719,320
Preferred Bank	1,900	141,778
Premier Financial Corp.	11,780	317,707
QCR Holdings, Inc.	20,500	1,017,620
Republic Bancorp, Inc. - Class A	4,100	167,772
Sandy Spring Bancorp, Inc.	9,700	341,731
Sierra Bancorp	7,100	150,804
Simmons First National Corp. - Class A	15,900	343,122
SmartFinancial, Inc.	11,400	313,500
South Plains Financial, Inc.	2,900	79,837
SouthState Corp.	39,536	3,018,969
TriCo Bancshares	13,800	703,662
Trustmark Corp.	9,000	314,190
UMB Financial Corp.	14,500	1,211,040
United Community Banks, Inc.	6,900	233,220
Veritex Holdings, Inc.	108,100	3,035,448
Washington Federal, Inc.	40,500	1,358,775
Webster Financial Corp.	3,800	179,892
WesBanco, Inc.	3,900	144,222
Western Alliance Bancorp	18,900	1,125,684
Wintrust Financial Corp.	20,900	1,766,468

		67,333,770

Beverages—0.3%
Primo Water Corp.	62,800	975,912

Biotechnology—6.7%
2seventy bio, Inc. (a)	18,866	176,774
Agios Pharmaceuticals, Inc.	28,600	803,088
Allovir, Inc. (a) (b)	102,797	527,349
Arcellx, Inc. (a)	50,800	1,573,784
Arcus Biosciences, Inc. (a)	65,978	1,364,425
BioCryst Pharmaceuticals, Inc. (a) (b)	50,400	578,592

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Biohaven, Ltd. (a) (b)	1,650	$22,902
Bluebird Bio, Inc. (a)	56,500	390,980
CTI BioPharma Corp. (a) (b)	94,620	568,666
Cytokinetics, Inc. (a)	20,700	948,474
Enanta Pharmaceuticals, Inc. (a)	4,000	186,080
EQRx, Inc. (a) (b)	184,900	454,854
Fate Therapeutics, Inc. (a)	19,900	200,791
Iovance Biotherapeutics, Inc. (a)	27,400	175,086
iTeos Therapeutics, Inc. (a)	51,200	999,936
IVERIC bio, Inc. (a)	73,900	1,582,199
Kezar Life Sciences, Inc. (a)	136,303	959,573
Kymera Therapeutics, Inc. (a)	62,300	1,555,008
Lexicon Pharmaceuticals, Inc. (a)	410,605	784,256
Lyell Immunopharma, Inc. (a) (b)	70,000	242,900
MoonLake Immunotherapeutics (a)	5,880	61,740
Nuvalent, Inc. - Class A (a)	71,100	2,117,358
Prothena Corp. plc (a)	30,400	1,831,600
REGENXBIO, Inc. (a)	45,700	1,036,476
Relay Therapeutics, Inc. (a)	77,900	1,163,826
SpringWorks Therapeutics, Inc. (a)	41,700	1,084,617
Travere Therapeutics, Inc. (a)	65,400	1,375,362
Twist Bioscience Corp. (a) (b)	61,700	1,469,077
Veracyte, Inc. (a)	44,100	1,046,493

		25,282,266

Building Products—0.6%
Resideo Technologies, Inc. (a)	28,500	468,825
UFP Industries, Inc.	24,100	1,909,925

		2,378,750

Capital Markets—1.5%
AssetMark Financial Holdings, Inc. (a)	13,400	308,200
BGC Partners, Inc. - Class A	49,900	188,123
Blucora, Inc. (a)	62,900	1,605,837
Cowen, Inc. - Class A	9,000	347,580
Donnelley Financial Solutions, Inc. (a)	13,600	525,640
Piper Sandler Cos.	2,800	364,532
Stifel Financial Corp.	9,450	551,596
Stonex Group, Inc. (a)	9,000	857,700
Victory Capital Holdings, Inc. - Class A	10,900	292,447
Virtus Investment Partners, Inc.	4,200	804,048

		5,845,703

Chemicals—0.9%
AdvanSix, Inc.	16,200	615,924
Avient Corp.	15,400	519,904
Ecovyst, Inc. (a)	16,200	143,532
HB Fuller Co.	8,500	608,770
Minerals Technologies, Inc.	9,900	601,128
Tronox Holding plc - Class A	73,900	1,013,169

		3,502,427

Commercial Services & Supplies—1.8%
ABM Industries, Inc.	55,500	2,465,310
ACCO Brands Corp.	128,550	718,595

Commercial Services & Supplies—(Continued)
Cimpress plc (a)	1,500	41,415
Ennis, Inc.	9,900	219,384
Heritage-Crystal Clean, Inc. (a)	15,511	503,797
MillerKnoll, Inc.	112,300	2,359,423
Steelcase, Inc. - Class A	81,000	572,670

		6,880,594

Communications Equipment—1.4%
Aviat Networks, Inc. (a)	7,880	245,777
Calix, Inc.	44,900	3,072,507
Comtech Telecommunications Corp.	114,100	1,385,174
NETGEAR, Inc. (a)	40,400	731,644

		5,435,102

Construction & Engineering—1.5%
Argan, Inc.	44,300	1,633,784
Comfort Systems USA, Inc.	7,700	886,116
MasTec, Inc. (a)	14,400	1,228,752
MYR Group, Inc. (a)	13,550	1,247,548
Primoris Services Corp.	24,500	537,530

		5,533,730

Construction Materials—0.3%
Summit Materials, Inc. - Class A (a)	34,273	973,008

Consumer Finance—1.7%
Bread Financial Holdings, Inc.	36,200	1,363,292
Encore Capital Group, Inc. (a)	37,300	1,788,162
Enova International, Inc. (a)	29,800	1,143,426
Green Dot Corp. - Class A	13,800	218,316
LendingClub Corp. (a)	30,800	271,040
PROG Holdings, Inc. (a)	99,200	1,675,488

		6,459,724

Containers & Packaging—0.3%
Greif, Inc. - Class A	10,900	730,954
Myers Industries, Inc.	5,000	111,150
O-I Glass, Inc. (a)	20,900	346,313

		1,188,417

Diversified Consumer Services—0.4%
2U, Inc.	181,100	1,135,497
Stride, Inc. (a)	17,600	550,528

		1,686,025

Diversified Financial Services—0.2%
Jackson Financial, Inc. - Class A	19,600	681,884

Diversified Telecommunication Services—0.7%
EchoStar Corp. - Class A (a)	68,800	1,147,584
Liberty Latin America, Ltd. - Class A (a)	27,000	203,310
Liberty Latin America, Ltd. - Class C (a)	162,323	1,233,655

		2,584,549

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.1%
IDACORP, Inc.	13,500	$1,455,975
Otter Tail Corp.	5,200	305,292
Portland General Electric Co.	49,500	2,425,500
Via Renewables, Inc.	21,600	110,376

		4,297,143

Electrical Equipment—0.6%
Encore Wire Corp.	11,100	1,526,916
Powell Industries, Inc.	24,300	854,874

		2,381,790

Electronic Equipment, Instruments & Components—1.8%
Belden, Inc.	13,700	985,030
Benchmark Electronics, Inc.	40,900	1,091,621
Knowles Corp. (a)	97,400	1,599,308
OSI Systems, Inc. (a)	24,700	1,964,144
ScanSource, Inc. (a)	46,100	1,347,042

		6,987,145

Energy Equipment & Services—0.9%
Bristow Group, Inc. (a)	3,899	105,780
ChampionX Corp.	27,700	803,023
Helmerich & Payne, Inc.	19,100	946,787
Nabors Industries, Ltd. (a)	900	139,383
NexTier Oilfield Solutions, Inc. (a)	56,746	524,333
Patterson-UTI Energy, Inc.	24,800	417,632
Solaris Oilfield Infrastructure, Inc. - Class A	21,100	209,523
U.S. Silica Holdings, Inc. (a)	20,700	258,750

		3,405,211

Entertainment—0.1%
Lions Gate Entertainment Corp. - Class A (a) (b)	32,100	183,291

Equity Real Estate Investment Trusts—9.2%
Acadia Realty Trust	43,800	628,530
Agree Realty Corp. (b)	66,400	4,709,752
Alexander & Baldwin, Inc.	14,089	263,887
American Assets Trust, Inc.	10,700	283,550
Apple Hospitality REIT, Inc.	93,300	1,472,274
Armada Hoffler Properties, Inc.	22,800	262,200
Broadstone Net Lease, Inc.	21,000	340,410
Centerspace	8,100	475,227
City Office REIT, Inc.	14,400	120,672
Corporate Office Properties Trust	40,600	1,053,164
CTO Realty Growth, Inc.	16,000	292,480
DiamondRock Hospitality Co.	91,200	746,928
Equity Commonwealth	49,200	1,228,524
Essential Properties Realty Trust, Inc.	34,100	800,327
First Industrial Realty Trust, Inc.	8,300	400,558
Getty Realty Corp.	20,629	698,291
Global Medical REIT, Inc.	17,100	162,108
Healthcare Realty Trust, Inc. - Class A	67,200	1,294,944
Independence Realty Trust, Inc.	105,700	1,782,102
Kite Realty Group Trust	62,734	1,320,551
Macerich Co. (The)	67,300	757,798

Equity Real Estate Investment Trusts—(Continued)
NETSTREIT Corp.	30,900	566,397
NexPoint Residential Trust, Inc.	1,588	69,110
Paramount Group, Inc.	34,800	206,712
Pebblebrook Hotel Trust (b)	16,500	220,935
Phillips Edison & Co., Inc.	15,500	493,520
Physicians Realty Trust (b)	73,400	1,062,098
Piedmont Office Realty Trust, Inc. - Class A	65,000	596,050
Plymouth Industrial REIT, Inc.	8,700	166,866
PotlatchDeltic Corp.	40,825	1,795,892
Retail Opportunity Investments Corp.	14,200	213,426
RLJ Lodging Trust	121,257	1,284,111
Ryman Hospitality Properties, Inc.	22,000	1,799,160
Sabra Health Care REIT, Inc.	91,500	1,137,345
SITE Centers Corp.	110,300	1,506,698
STAG Industrial, Inc.	70,200	2,268,162
Terreno Realty Corp.	13,700	779,119
UMH Properties, Inc.	48,200	776,020
Uniti Group, Inc.	102,300	565,719
Xenia Hotels & Resorts, Inc.	35,800	471,844

		35,073,461

Food & Staples Retailing—0.7%
Andersons, Inc. (The)	24,900	871,251
SpartanNash Co.	7,400	223,776
Sprouts Farmers Market, Inc. (a)	35,700	1,155,609
United Natural Foods, Inc. (a)	9,800	379,358

		2,629,994

Food Products—0.5%
Darling Ingredients, Inc. (a)	30,200	1,890,218

Gas Utilities—2.0%
Brookfield Infrastructure Corp. - Class A (b)	9,100	353,990
Chesapeake Utilities Corp.	3,500	413,630
New Jersey Resources Corp.	72,200	3,582,564
Northwest Natural Holding Co.	23,200	1,104,088
ONE Gas, Inc.	9,900	749,628
Southwest Gas Holdings, Inc.	1,400	86,632
Spire, Inc.	19,539	1,345,456

		7,635,988

Health Care Equipment & Supplies—1.5%
Alphatec Holdings, Inc. (a)	122,500	1,512,875
AngioDynamics, Inc. (a)	24,800	341,496
Bioventus, Inc. - Class A (a) (b)	40,800	106,488
Cue Health, Inc. (a) (b)	35,400	73,278
Embecta Corp.	27,100	685,359
Inari Medical, Inc. (a)	14,500	921,620
SeaSpine Holdings Corp. (a)	65,700	548,595
Sight Sciences, Inc. (a)	72,400	884,004
Utah Medical Products, Inc.	3,100	311,643
Varex Imaging Corp. (a)	15,700	318,710

		5,704,068

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—0.6%
AdaptHealth Corp. (a)	85,800	$1,649,076
Fulgent Genetics, Inc. (a)	23,500	699,830

		2,348,906

Health Care Technology—2.1%
Allscripts Healthcare Solutions, Inc. (a)	157,100	2,771,244
Computer Programs & Systems, Inc. (a)	38,700	1,053,414
Evolent Health, Inc. - Class A (a)	50,700	1,423,656
Health Catalyst, Inc. (a)	165,100	1,755,013
Phreesia, Inc. (a)	24,500	792,820

		7,796,147

Hotels, Restaurants & Leisure—1.3%
Bloomin’ Brands, Inc.	35,700	718,284
Bluegreen Vacations Holding Corp.	37,000	923,520
Dine Brands Global, Inc.	17,200	1,111,120
Full House Resorts, Inc. (a)	74,100	557,232
Marriott Vacations Worldwide Corp.	6,200	834,458
Scientific Games Corp. - Class A	7,500	439,500
SeaWorld Entertainment, Inc.	7,100	379,921

		4,964,035

Household Durables—2.0%
GoPro, Inc. - Class A	245,900	1,224,582
Lifetime Brands, Inc.	11,400	86,526
Meritage Homes Corp. (a)	19,700	1,816,340
Taylor Morrison Home Corp. (a)	101,300	3,074,455
TRI Pointe Group, Inc. (a)	83,300	1,548,547

		7,750,450

Household Products—0.5%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	57,264	2,050,051

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class A	36,100	1,080,112
Clearway Energy, Inc. - Class C	35,900	1,144,133

		2,224,245

Insurance—1.5%
American Equity Investment Life Holding Co.	28,400	1,295,608
CNO Financial Group, Inc.	18,300	418,155
Employers Holdings, Inc.	18,300	789,279
James River Group Holdings, Ltd.	19,500	407,745
RLI Corp.	9,275	1,217,529
Stewart Information Services Corp.	33,300	1,422,909

		5,551,225

Interactive Media & Services—0.4%
Cars.com, Inc. (a)	20,600	283,662
QuinStreet, Inc. (a)	40,000	574,000
Yelp, Inc. (a)	26,500	724,510

		1,582,172

IT Services—0.6%
IBEX Holdings, Ltd. (a)	9,000	223,650
Information Services Group, Inc.	249,200	1,146,320
Repay Holdings Corp. (a)	104,800	843,640
SolarWinds Corp. (a)	6,400	59,904

		2,273,514

Leisure Products—0.3%
Topgolf Callaway Brands Corp. (a)	63,400	1,252,150

Life Sciences Tools & Services—0.4%
NeoGenomics, Inc. (a)	75,400	696,696
Pacific Biosciences of California, Inc. (a)	76,500	625,770

		1,322,466

Machinery—2.0%
3D Systems Corp. (a) (b)	102,900	761,460
AGCO Corp.	13,400	1,858,446
Albany International Corp. - Class A	4,300	423,937
EnPro Industries, Inc.	3,400	369,546
Greenbrier Cos., Inc. (The)	44,400	1,488,732
Luxfer Holdings plc	7,900	108,388
Mueller Industries, Inc.	16,250	958,750
Terex Corp.	17,300	739,056
Wabash National Corp.	35,557	803,588

		7,511,903

Marine—0.4%
Matson, Inc.	20,300	1,268,953
Safe Bulkers, Inc.	57,700	167,907

		1,436,860

Media—0.8%
AMC Networks, Inc. - Class A (a)	51,000	799,170
Entravision Communications Corp. - Class A	80,200	384,960
Gray Television, Inc.	98,900	1,106,691
John Wiley & Sons, Inc. - Class A	17,400	697,044

		2,987,865

Metals & Mining—1.5%
Arconic Corp. (a)	46,900	992,404
ATI, Inc. (a)	8,900	265,754
Commercial Metals Co.	60,600	2,926,980
Constellium SE (a)	47,100	557,193
Materion Corp.	2,800	245,028
Olympic Steel, Inc.	3,700	124,246
Schnitzer Steel Industries, Inc. - Class A	17,600	539,440
Warrior Met Coal, Inc.	5,200	180,128

		5,831,173

Mortgage Real Estate Investment Trusts—2.5%
Arbor Realty Trust, Inc. (b)	48,000	633,120
Ares Commercial Real Estate Corp. (b)	108,100	1,112,349
Blackstone Mortgage Trust, Inc. - Class A (b)	111,400	2,358,338
Dynex Capital, Inc.	135,600	1,724,832
Ellington Financial, Inc.	19,100	236,267

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	11,600	$336,168
KKR Real Estate Finance Trust, Inc.	83,600	1,167,056
Ladder Capital Corp.	121,900	1,223,876
Ready Capital Corp. (b)	23,100	257,334
Redwood Trust, Inc. (b)	37,800	255,528
TPG RE Finance Trust, Inc.	49,100	333,389

		9,638,257

Multi-Utilities—0.8%
Avista Corp.	23,500	1,041,990
Black Hills Corp.	12,600	886,284
NorthWestern Corp.	10,500	623,070
Unitil Corp.	10,251	526,491

		3,077,835

Oil, Gas & Consumable Fuels—4.0%
Antero Resources Corp. (a)	5,200	161,148
Arch Resources, Inc.	6,850	978,112
Berry Corp.	8,600	68,800
Chord Energy Corp.	11,446	1,565,927
CNX Resources Corp. (a)	19,100	321,644
CONSOL Energy, Inc.	2,600	169,000
CVR Energy, Inc.	18,700	586,058
Delek U.S. Holdings, Inc.	19,829	535,383
Dorian LPG, Ltd.	48,800	924,760
Green Plains, Inc. (a)	37,800	1,152,900
Murphy Oil Corp.	57,300	2,464,473
Ovintiv, Inc.	45,440	2,304,262
Par Pacific Holdings, Inc. (a)	9,600	223,200
PBF Energy, Inc. - Class A	5,300	216,134
Peabody Energy Corp. (a)	43,200	1,141,344
Range Resources Corp.	14,400	360,288
REX American Resources Corp. (a)	13,000	414,180
SM Energy Co.	15,400	536,382
Talos Energy, Inc. (a)	12,900	243,552
W&T Offshore, Inc. (a)	9,500	53,010
World Fuel Services Corp.	30,100	822,633

		15,243,190

Paper & Forest Products—0.1%
Louisiana-Pacific Corp.	3,400	201,280

Personal Products—0.8%
Edgewell Personal Care Co.	29,600	1,140,784
Herbalife Nutrition, Ltd. (a)	113,700	1,691,856

		2,832,640

Pharmaceuticals—0.5%
CinCor Pharma, Inc. (a)	29,900	367,471
Intra-Cellular Therapies, Inc. (a)	15,200	804,384
NGM Biopharmaceuticals, Inc. (a)	55,200	277,104
Supernus Pharmaceuticals, Inc. (a)	15,500	552,885

		2,001,844

Professional Services—2.9%
Barrett Business Services, Inc.	24,560	2,290,957

Professional Services—(Continued)
Heidrick & Struggles International, Inc.	19,400	542,618
Huron Consulting Group, Inc. (a)	17,500	1,270,500
Insperity, Inc.	1,500	170,400
KBR, Inc.	39,700	2,096,160
Kelly Services, Inc. - Class A	90,300	1,526,070
Korn Ferry	25,900	1,311,058
TrueBlue, Inc. (a)	83,700	1,638,846

		10,846,609

Real Estate Management & Development—0.4%
Anywhere Real Estate, Inc. (a)	56,600	361,674
Forestar Group, Inc. (a)	44,300	682,663
Kennedy-Wilson Holdings, Inc.	38,800	610,324

		1,654,661

Road & Rail—0.9%
ArcBest Corp.	32,000	2,241,280
Covenant Logistics Group, Inc.	6,000	207,420
Heartland Express, Inc.	35,600	546,104
Werner Enterprises, Inc.	6,400	257,664

		3,252,468

Semiconductors & Semiconductor Equipment—0.9%
ACM Research, Inc. - Class A (a)	105,400	812,634
Cohu, Inc. (a)	50,800	1,628,140
Veeco Instruments, Inc. (a)	60,200	1,118,516

		3,559,290

Software—1.2%
eGain Corp. (a)	118,600	1,070,958
LiveRamp Holdings, Inc. (a)	102,800	2,409,632
Marathon Digital Holdings, Inc. (a) (b)	24,073	82,330
Riot Blockchain, Inc. (a) (b)	98,600	334,254
SecureWorks Corp. - Class A (a)	11,751	75,089
Upland Software, Inc. (a)	68,300	486,979

		4,459,242

Specialty Retail—3.1%
Abercrombie & Fitch Co. - Class A (a)	7,600	174,116
Academy Sports & Outdoors, Inc.	68,300	3,588,482
Bed Bath & Beyond, Inc. (a) (b)	16,800	42,168
Conn’s, Inc. (a)	49,600	341,248
Genesco, Inc. (a)	6,200	285,324
MarineMax, Inc. (a)	43,900	1,370,558
ODP Corp. (The) (a)	29,100	1,325,214
Sally Beauty Holdings, Inc. (a)	65,600	821,312
Signet Jewelers, Ltd.	31,300	2,128,400
Sleep Number Corp. (a)	6,900	179,262
Sonic Automotive, Inc. - Class A	18,300	901,641
Zumiez, Inc. (a)	19,300	419,582

		11,577,307

Technology Hardware, Storage & Peripherals—1.0%
Avid Technology, Inc.	32,900	874,811
Xerox Holdings Corp.	207,600	3,030,960

		3,905,771

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.2%
G-III Apparel Group, Ltd. (a)	47,300	$648,483
Wolverine World Wide, Inc.	23,900	261,227

		909,710

Thrifts & Mortgage Finance—3.1%
Axos Financial, Inc. (a)	26,400	1,009,008
Capitol Federal Financial, Inc.	38,400	332,160
Essent Group, Ltd.	69,800	2,713,824
Kearny Financial Corp.	42,000	426,300
Luther Burbank Corp.	3,271	36,341
Merchants Bancorp	36,800	894,976
Mr Cooper Group, Inc. (a)	32,900	1,320,277
NMI Holdings, Inc. - Class A (a)	55,100	1,151,590
Northfield Bancorp, Inc.	65,000	1,022,450
PennyMac Financial Services, Inc.	9,400	532,604
Radian Group, Inc.	123,200	2,349,424
Waterstone Financial, Inc.	6,500	112,060

		11,901,014

Trading Companies & Distributors—3.3%
BlueLinx Holdings, Inc. (a)	13,730	976,340
Boise Cascade Co.	18,100	1,242,927
GATX Corp.	3,600	382,824
GMS, Inc. (a)	29,500	1,469,100
MRC Global, Inc. (a)	98,500	1,140,630
NOW, Inc. (a)	191,200	2,428,240
Rush Enterprises, Inc. - Class A	32,400	1,693,872
Titan Machinery, Inc. (a)	14,900	591,977
Veritiv Corp.	4,460	542,827
WESCO International, Inc. (a)	14,900	1,865,480

		12,334,217

Water Utilities—0.3%
American States Water Co.	12,400	1,147,620

Wireless Telecommunication Services—0.2%
Gogo, Inc. (a)	58,600	864,936

Total Common Stocks (Cost $376,950,643)		370,420,758

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $8,822,806; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $8,997,524.	8,821,041	8,821,041

Total Short-Term Investments (Cost $8,821,041)		8,821,041

Securities Lending Reinvestments (c)—2.7%

Security Description	Principal Amount*	Value

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $2,000,947; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 11/15/29 - 02/15/40, and an aggregate market value of $2,040,000.	2,000,000	$2,000,000
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $2,000,933; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,163,957; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 7.625%, maturity dates ranging from 01/24/23 - 11/15/52, and an aggregate market value of $1,186,676.	1,163,407	1,163,407
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $2,000,956; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $2,041,774.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $100,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $102,238.	100,000	100,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $100,049; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $125,061; collateralized by various Common Stock with an aggregate market value of $139,149.	125,000	125,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $500,430; collateralized by various Common Stock with an aggregate market value of $556,596.	500,000	500,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $50,024; collateralized by various Common Stock with an aggregate market value of $55,471.	50,000	50,000

		8,038,407

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.6%
Allspring Government Money Market Fund, Select Class 4.090% (d)	300,000	$300,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (d)	310,000	310,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (d)	310,000	310,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (d)	300,000	300,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (d)	200,000	200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (d)	300,000	300,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (d)	300,000	300,000

		2,020,000

Total Securities Lending Reinvestments (Cost $10,058,407)		10,058,407

Total Investments—102.5% (Cost $395,830,091)		389,300,206
Other assets and liabilities (net)—(2.5)%		(9,441,407)

Net Assets—100.0%		$379,858,799

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $11,289,835 and the collateral received consisted of cash in the amount of $10,058,407 and non-cash collateral with a value of $1,521,966. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/17/23	92	USD	8,146,140	$(79,876)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$370,420,758	$—	$—	$370,420,758
Total Short-Term Investment*	—	8,821,041	—	8,821,041
Securities Lending Reinvestments
Repurchase Agreements	—	8,038,407	—	8,038,407
Mutual Funds	2,020,000	—	—	2,020,000
Total Securities Lending Reinvestments	2,020,000	8,038,407	—	10,058,407
Total Investments	$372,440,758	$16,859,448	$—	$389,300,206

Collateral for Securities Loaned (Liability)	$—	$(10,058,407)	$—	$(10,058,407)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(79,876)	$—	$—	$(79,876)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$389,300,206
Cash	3,934
Cash denominated in foreign currencies (c)	7,088
Cash collateral for futures contracts	544,000
Receivable for:
Investments sold	146,585
Fund shares sold	1,706
Dividends and interest	721,070
Prepaid expenses	1,574

Total Assets	390,726,163
Liabilities
Collateral for securities loaned	10,058,407
Payables for:
Investments purchased	251,479
Fund shares redeemed	14,204
Variation margin on futures contracts	28,479
Accrued Expenses:
Management fees	224,051
Distribution and service fees	5,064
Deferred trustees’ fees	163,275
Other expenses	122,405

Total Liabilities	10,867,364

Net Assets	$379,858,799

Net Assets Consist of:
Paid in surplus	$351,371,145
Distributable earnings (Accumulated losses)	28,487,654

Net Assets	$379,858,799

Net Assets
Class A	$356,589,578
Class B	23,269,221
Capital Shares Outstanding*
Class A	32,275,238
Class B	2,143,938
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.05
Class B	10.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $395,830,091.
(b)	Includes securities loaned at value of $11,289,835.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$8,564,785
Interest	47,315
Securities lending income	150,363

Total investment income	8,762,463
Expenses
Management fees	3,383,915
Administration fees	31,787
Custodian and accounting fees	89,123
Distribution and service fees—Class B	65,382
Audit and tax services	63,680
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	30,010
Insurance	3,833
Miscellaneous	11,549

Total expenses	3,733,934
Less management fee waiver	(433,168)
Less broker commission recapture	(40,304)

Net expenses	3,260,462

Net Investment Income	5,502,001

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	35,080,189
Futures contracts	(916,321)

Net realized gain (loss)	34,163,868

Net change in unrealized appreciation (depreciation) on:
Investments	(104,035,267)
Futures contracts	(320,343)
Foreign currency transactions	(498)

Net change in unrealized appreciation (depreciation)	(104,356,108)

Net realized and unrealized gain (loss)	(70,192,240)

Net Increase (Decrease) in Net Assets From Operations	$(64,690,239)

(a)	Net of foreign withholding taxes of $12,222.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,502,001	$4,034,107
Net realized gain (loss)	34,163,868	147,042,229
Net change in unrealized appreciation (depreciation)	(104,356,108)	8,156,736

Increase (decrease) in net assets from operations	(64,690,239)	159,233,072

From Distributions to Shareholders
Class A	(140,144,584)	(18,090,895)
Class B	(8,928,104)	(1,110,594)

Total distributions	(149,072,688)	(19,201,489)

Increase (decrease) in net assets from capital share transactions	70,702,627	(161,956,479)

Total increase (decrease) in net assets	(143,060,300)	(21,924,896)

Net Assets
Beginning of period	522,919,099	544,843,995

End of period	$379,858,799	$522,919,099

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	130,841	$1,843,124	650,709	$12,511,250
Reinvestments	12,928,467	140,144,584	913,220	18,090,895
Redemptions	(5,332,432)	(76,159,381)	(9,980,306)	(185,204,843)

Net increase (decrease)	7,726,876	$65,828,327	(8,416,377)	$(154,602,698)

Class B
Sales	130,247	$1,818,588	188,430	$3,643,730
Reinvestments	837,533	8,928,104	56,692	1,110,594
Redemptions	(409,937)	(5,872,392)	(654,035)	(12,108,105)

Net increase (decrease)	557,843	$4,874,300	(408,913)	$(7,353,781)

Increase (decrease) derived from capital shares transactions		$70,702,627		$(161,956,479)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.02	$15.60	$14.89	$14.16	$17.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.14	0.16	0.24	0.23
Net realized and unrealized gain (loss)	(2.95)	5.00	0.72	2.33	(2.40)

Total income (loss) from investment operations	(2.77)	5.14	0.88	2.57	(2.17)

Less Distributions
Distributions from net investment income	(0.21)	(0.23)	(0.17)	(0.22)	(0.24)
Distributions from net realized capital gains	(5.99)	(0.49)	0.00	(1.62)	(1.04)

Total distributions	(6.20)	(0.72)	(0.17)	(1.84)	(1.28)

Net Asset Value, End of Period	$11.05	$20.02	$15.60	$14.89	$14.16

Total Return (%) (b)	(13.21)	33.01	6.34	19.53	(13.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85	0.84
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.75	0.75	0.74
Ratio of net investment income (loss) to average net assets (%)	1.28	0.76	1.32	1.61	1.31
Portfolio turnover rate (%)	64	63	76	52	53
Net assets, end of period (in millions)	$356.6	$491.6	$514.1	$472.7	$398.1

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.78	$15.42	$14.71	$14.01	$17.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.10	0.13	0.20	0.18
Net realized and unrealized gain (loss)	(2.92)	4.94	0.72	2.29	(2.36)

Total income (loss) from investment operations	(2.78)	5.04	0.85	2.49	(2.18)

Less Distributions
Distributions from net investment income	(0.16)	(0.19)	(0.14)	(0.17)	(0.19)
Distributions from net realized capital gains	(5.99)	(0.49)	0.00	(1.62)	(1.04)

Total distributions	(6.15)	(0.68)	(0.14)	(1.79)	(1.23)

Net Asset Value, End of Period	$10.85	$19.78	$15.42	$14.71	$14.01

Total Return (%) (b)	(13.50)	32.74	6.11	19.15	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.10	1.10	1.09
Net ratio of expenses to average net assets (%) (c)	1.00	1.00	1.00	1.00	0.99
Ratio of net investment income (loss) to average net assets (%)	1.04	0.52	1.07	1.35	1.05
Portfolio turnover rate (%)	64	63	76	52	53
Net assets, end of period (in millions)	$23.3	$31.4	$30.8	$29.8	$27.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $8,821,041. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,038,407. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$79,876

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(916,321)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(320,343)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,663,453

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$273,411,615	$0	$340,354,185

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,383,915	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver -Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$397,863,633

Gross unrealized appreciation	35,394,430
Gross unrealized (depreciation)	(43,957,856)

Net unrealized appreciation (depreciation)	$(8,563,426)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$81,551,420	$18,027,346	$67,521,268	$1,174,143	$149,072,688	$19,201,489

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$5,849,528	$31,365,026	$(8,563,623)	$—	$28,650,931

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2022 and outperformed the median of its Performance Universe for the three-year period ended June 30, 2022. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and outperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group, each at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned -23.12% and -23.30%, respectively. The Portfolio’s benchmarks, the MSCI World Index¹ and the FTSE World Government Bond Index², returned -18.14% and -18.26%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Market sentiment weakened considerably during the first half of the year, leading to losses in nearly every major asset category except for commodities. Russia’s invasion of Ukraine was a key driver of the negative tone. The military action, together with the sanctions that followed, intensified disruptions in global supply chains and led to concerns about the supply of oil, natural gas and other key commodities. Rising prices, in turn, led to worries that consumer spending would decline, and that Europe could move into a recession. The prospect of tighter monetary policy by the U.S. Federal Reserve (the “Fed”) and other central banks was a second key issue weighing on the markets.

As we entered the second half of the year, global financial markets experienced weak performance and high volatility. However, investor sentiment turned upbeat in the final quarter of 2022. This was particularly evident early in the quarter, as a consensus emerged that the Fed had completed the majority of its interest rate increases and was likely to pivot toward a less restrictive posture in 2023. In Europe, warmer than average temperatures helped ease energy crisis concerns. In addition, China began to move away from the zero-COVID policy that had impeded economic growth globally in 2022. Not least, inflation—while still high—showed signs of cooling. Investors appeared to grow more cautious in December, however, due to mounting worries that economic growth and corporate earnings could decline in the year ahead.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity portion of the Portfolio underperformed the MSCI World Index, which declined 18.14%. In equities, the Information Technology (“IT”) sector was the largest detractor from relative results, due to both security selection and an overweight allocation. Not having direct exposure to the Energy sector was also a significant detractor on a relative basis. The Consumer Staples, Consumer Discretionary and Health Care sectors detracted from relative returns as well.

On an individual basis, the largest detractors from performance in equities were Amazon.com and Airbnb. As consumers made more in-store purchases as the economy reopened, inflation impacted the consumer overall spend. Amazon’s overexpansion of its fulfilment network and revenue deceleration and margin compression in its Amazon Web Services business also pressured shares. Management began to address its elevated fulfilment infrastructure, reduced headcount, and normalized capital expenditures. Shares of Airbnb lagged as more challenging economic conditions cast doubt on the health of the consumer. Fundamentally, however, Airbnb continues to gain market share. Airbnb has supply growth, average daily rate growth, and strong operating leverage. We believe the company continues to have numerous opportunities to grow revenues such as increasing its market share, offering its users ancillary travel services, and entering new verticals, such as the hotel market.

Security selection in the Industrials sector contributed to relative results. Not having direct exposure to the Real Estate sector also contributed. The largest individual equity contributors to performance were Cummins and UnitedHealth Group. Cummins is the leader in designing, manufacturing, and selling engines, related components and power systems for trucks and machinery. In the first half of the year, shares outperformed following Cummins’ quarterly earnings. Demand outside of China was strong. North America saw improved pricing, higher volumes and stronger after market demand. Later in the period, Cummins outperformed on strong third quarter results reported by Paccar and Daimler, two of Cummins’ largest customers. UnitedHealth Group is the largest managed care operator in the U.S. It benefits from scale advantages, specifically greater underwriting experience, and the ability to leverage non-medical costs. Shares outperformed over the period as the company’s traditional health insurance business continued to demonstrate strong execution, highlighted by continued positive enrollment trends in both Medicare Advantage and Commercial segments, as well as better-than-expected medical costs.

The fixed income portion of the Portfolio underperformed its benchmark during the period. In fixed income, allocation to corporate credit sectors and issuers, including High Yield (“HY”) bonds, was the main source of negative performance. Overweight allocations to the Communications, Finance Companies, and Consumer Non-Cyclical sectors detracted from relative returns. Within Communications, holdings of Dish Network Corp. weighed on performance as it significantly underperformed the broader telemedia space, reflecting the secular decline of the company’s challenged satellite video business. Within the Finance Companies sector, holdings of Unifin detracted as the Mexican leasing firm announced plans to restructure its debt. Holdings of pharmaceutical companies such as Bausch Health and Teladoc Health in the Consumer Non-Cyclical sector detracted due to political headwinds within the industry. Overweight positioning in the South Korean won and Australian dollar modestly detracted from performance.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Yield curve and duration positioning was the primary source of positive relative performance for the period. In particular, underweight duration positioning in the euro, British pound sterling, and Japanese yen-pay markets contributed to performance. Positioning towards the long end of the yield curve in the U.S. dollar-pay market was beneficial. Currency allocation was another driver of positive relative performance during the period, as the U.S. dollar strengthened against the majority of developed market currencies. Particularly helpful to performance was an underweight allocation to the Japanese yen, euro, and British pound sterling, all of which depreciated significantly against the U.S. dollar over the period.

As a result of our fundamental analysis, the following equity securities were added and sold out of the Portfolio during the 12-month period: We added Azenta, Adobe, Vinci (France), JPMorgan Chase, BlackRock, Schneider Electric (France), and Nike. We eliminated PayPal, Mercari (Japan), Descartes Group (Canada), Vail Resorts, Verisign, Meta Platforms, Copart, Canada Goose (Canada), Azenta, HDFC Bank (India), Dropbox, and AIA Group (Hong Kong).

In the fixed income portion of the Portfolio, we increased credit beta when global corporate spreads approached roughly 150 basis points based on increasingly attractive valuations and a view towards a short-term resolution of the geopolitical conflict in Ukraine. The spread widening quickly reversed and tightening occurred rapidly. As a result, we reduced credit beta risk as valuations had approached fair value given the current market backdrop. The Portfolio began the year with a defensive underweight duration position. As yields and spreads moved sharply higher, we reduced the duration underweight. Later in the year, we moved to a neutral duration positioning given our expectation for further monetary policy tightening by major central banks.

During the reporting period, foreign exchange forwards were used to manage active currency positions, which detracted from performance during the year. They were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency lacking attractive cash bonds. U.S. Treasury futures were used to allow flexibility in changing the overall duration of the Portfolio without having to alter the underlying investments in the Portfolio.

The Portfolio was positioned largely toward equities at the end of the period, which aligned with its long-term performance objective; the target asset allocation was 68% equities, 14.5% U.S. fixed income, and 17.5% non-U.S. fixed income. Equity exposure was primarily concentrated in the IT, Consumer Discretionary, and Health Care sectors. We did not own securities in the Real Estate, Utilities and Energy sectors. In fixed income, we continued to sell shorter government bond positions to buy higher yielding corporate bonds in a variety of markets, including the Eurozone. This portion of the Portfolio held a 63% allocation in Investment Grade bonds and 37% in HY bonds at period end.

Matt Eagan

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

² The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	–23.12	4.21	7.00
Class B	–23.30	3.95	6.73
MSCI World Index	–18.14	6.14	8.85
FTSE World Government Bond Index	–18.26	–2.54	–1.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Information Technology	21.0
Consumer Discretionary	10.4
Health Care	9.2
Financials	8.7
Industrials	7.2

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	18.1
Foreign Government	7.1
U.S. Treasury & Government Agencies	3.3
Convertible Bonds	2.4
Municipals	0.2

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.79%	$1,000.00	$1,021.30	$4.02
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,020.00	$5.30
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—67.1% of Net Assets

Security Description	Shares	Value

Banks—2.4%
JPMorgan Chase & Co.	45,917	$6,157,470
Zions Bancorp N.A.	49,587	2,437,697

		8,595,167

Capital Markets—6.4%
BlackRock, Inc.	8,245	5,842,654
Goldman Sachs Group, Inc. (The)	18,883	6,484,045
S&P Global, Inc.	31,329	10,493,335

		22,820,034

Chemicals—4.6%
Linde plc	33,081	10,790,361
Sherwin-Williams Co. (The)	24,594	5,836,894

		16,627,255

Construction & Engineering—1.5%
Vinci S.A.	54,904	5,483,538

Electrical Equipment—0.5%
Schneider Electric SE	12,423	1,747,164

Electronic Equipment, Instruments & Components—0.6%
Halma plc	88,062	2,104,208

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	14,985	6,840,652

Health Care Providers & Services—2.5%
UnitedHealth Group, Inc.	16,636	8,820,074

Hotels, Restaurants & Leisure—2.0%
Airbnb, Inc. - Class A (a)	85,128	7,278,444

Interactive Media & Services—2.5%
Alphabet, Inc. - Class A (a)	101,072	8,917,583

Internet & Direct Marketing Retail—2.2%
Amazon.com, Inc. (a)	92,040	7,731,360

IT Services—7.3%
Accenture plc - Class A	34,891	9,310,314
MasterCard, Inc. - Class A	30,225	10,510,139
Nomura Research Institute, Ltd.	268,400	6,380,533

		26,200,986

Life Sciences Tools & Services—6.8%
Danaher Corp.	35,936	9,538,133
IQVIA Holdings, Inc. (a)	38,859	7,961,821
Mettler-Toledo International, Inc. (a)	4,707	6,803,733

		24,303,687

Machinery — 5.2%
Atlas Copco AB - A Shares	718,521	8,506,828

Machinery—(Continued)
Cummins, Inc.	41,142	9,968,295

		18,475,123

Personal Products—1.5%
Estee Lauder Cos., Inc. (The) - Class A	22,148	5,495,140

Semiconductors & Semiconductor Equipment—7.4%
ASML Holding NV	20,402	11,043,663
NVIDIA Corp.	40,967	5,986,917
Taiwan Semiconductor Manufacturing Co., Ltd.	396,000	5,771,561
Texas Instruments, Inc.	22,895	3,782,712

		26,584,853

Software—5.7%
Adobe, Inc. (a)	11,485	3,865,047
Dassault Systemes SE	59,376	2,141,518
Roper Technologies, Inc.	16,054	6,936,773
Salesforce, Inc. (a)	56,832	7,535,355

		20,478,693

Specialty Retail—2.7%
Home Depot, Inc. (The)	31,074	9,815,034

Textiles, Apparel & Luxury Goods—3.4%
LVMH Moet Hennessy Louis Vuitton SE	12,816	9,310,118
NIKE, Inc. - Class B	26,011	3,043,547

		12,353,665

Total Common Stocks (Cost $213,518,055)		240,672,660

Corporate Bonds & Notes—18.1%

Aerospace/Defense — 0.2%
Boeing Co. (The) 3.100%, 05/01/26	20,000	18,819
3.250%, 02/01/35	5,000	3,803
3.550%, 03/01/38	20,000	14,735
3.625%, 03/01/48	5,000	3,271
3.750%, 02/01/50	10,000	6,866
3.850%, 11/01/48	85,000	58,344
3.950%, 08/01/59	70,000	47,006
5.150%, 05/01/30	5,000	4,878
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	359,089
TransDigm, Inc. 6.250%, 03/15/26 (144A)	55,000	54,240

		571,051

Agriculture — 0.0%
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A)	10,000	9,775

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.3%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	182,896	$156,134
4.125%, 12/15/27 (144A)	120,148	98,387
American Airlines Pass-Through Trust
3.700%, 10/15/25	65,403	58,768
3.750%, 10/15/25	139,521	124,437
4.950%, 02/15/25	87,635	82,404
Mileage Plus Holdings LLC /Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	256,500	255,013
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	31,674	30,635
United Airlines Pass-Through Trust 3.650%, 10/07/25	57,176	50,395
5.875%, 10/15/27	205,500	202,611

		1,058,784

Auto Manufacturers—0.5%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	97,371
Ford Motor Co. 3.250%, 02/12/32	25,000	18,749
6.625%, 10/01/28 (b)	215,000	212,551
General Motors Co. 5.200%, 04/01/45	265,000	215,384
6.250%, 10/02/43	55,000	50,849
General Motors Financial of Canada, Ltd. 3.250%, 11/07/23 (CAD)	110,000	79,534
Hyundai Capital America 0.875%, 06/14/24 (144A)	350,000	326,449
2.650%, 02/10/25 (144A) (b)	110,000	103,443
2.750%, 09/27/26 (144A)	500,000	446,916
6.375%, 04/08/30 (144A)	175,000	177,327
Kia Corp. 1.750%, 10/16/26 (144A)	200,000	171,834

		1,900,407

Auto Parts & Equipment—0.1%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	93,267
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	105,000	104,550

		197,817

Banks—2.8%
ANZ New Zealand International Ltd. 1.250%, 06/22/26 (144A) (b)	375,000	327,608
Banco de Chile 2.990%, 12/09/31 (144A)	200,000	170,115
Banco Santander Chile 3.177%, 10/26/31 (144A)	250,000	212,813
Banco Santander S.A. 1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	170,833
Bank of America Corp. 2.482%, 5Y H15 + 1.200%, 09/21/36 (c)	102,000	74,946
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (c)	500,000	441,445

Banks—(Continued)
Barclays plc 3.650%, 03/16/25	225,000	$216,145
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	336,638
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	341,618
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	192,929
Credit Suisse Group AG 2.193%, SOFR + 2.044%, 06/05/26 (144A) (c)	250,000	213,523
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	520,000	359,292
9.016%, SOFR + 5.020%, 11/15/33 (144A) (c)	250,000	255,967
Deutsche Bank AG 2.552%, SOFR + 1.318%, 01/07/28 (c)	170,000	144,508
3.729%, SOFR + 2.757%, 01/14/32 (c)	404,000	296,218
DNB Bank ASA 1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	356,364
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	184,299
Kookmin Bank 1.375%, 05/06/26 (144A)	315,000	280,397
Kreditanstalt fuer Wiederaufbau 1.250%, 08/28/23 (NOK)	4,220,000	424,856
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	193,574
Macquarie Group, Ltd. 1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	425,000	362,011
2.871%, SOFR + 1.532%, 01/14/33 (144A) (c)	505,000	387,427
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (b)(c)	300,000	259,819
2.341%, 1Y H15 + 0.830%, 01/19/28 (c)	245,000	215,645
Mizuho Financial Group, Inc. 2.564%, 09/13/31	205,000	156,212
NatWest Markets plc 0.800%, 08/12/24 (144A)	200,000	185,295
Nordea Bank Abp 0.750%, 08/28/25 (144A)	410,000	365,807
3.600%, 06/06/25 (144A)	205,000	197,823
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	100,000	95,289
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	249,559
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	262,621
3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (c)	200,000	191,029
Sumitomo Mitsui Financial Group, Inc. 1.402%, 09/17/26	310,000	269,953
TC Ziraat Bankasi AS 5.375%, 03/02/26 (144A)	250,000	225,708
Toronto-Dominion Bank (The) 1.950%, 01/12/27 (b)	730,000	650,445
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b) (c)	325,000	297,860
Westpac Banking Corp. 1.953%, 11/20/28	400,000	340,157

		9,906,748

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.1%
Anheuser-Busch InBev S.A. 2.000%, 01/23/35 (EUR)	345,000	$298,765
Diageo Capital plc 2.125%, 04/29/32 (b)	200,000	159,280

		458,045

Building Materials—0.2%
Cemex S.A.B. de C.V. 3.875%, 07/11/31 (144A)	400,000	337,614
JELD-WEN, Inc. 4.875%, 12/15/27 (144A)	75,000	56,450
Masco Corp. 6.500%, 08/15/32	8,000	8,189
7.750%, 08/01/29	94,000	102,744
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	295,000	274,653

		779,650

Chemicals—0.3%
Albemarle Corp. 5.050%, 06/01/32	200,000	188,498
Ashland LLC 3.375%, 09/01/31 (144A)	160,000	127,883
Braskem Netherlands Finance B.V. 4.500%, 01/10/28	200,000	179,342
4.500%, 01/31/30	200,000	170,092
Celanese U.S. Holdings LLC 6.330%, 07/15/29	40,000	38,866
6.379%, 07/15/32	30,000	28,528
Orbia Advance Corp. S.A.B. de C.V. 1.875%, 05/11/26 (144A)	210,000	181,387
4.000%, 10/04/27	200,000	184,366

		1,098,962

Commercial Services—0.1%
Adani Ports & Special Economic Zone, Ltd. 3.100%, 02/02/31 (144A)	200,000	146,624
4.200%, 08/04/27	280,000	245,776
Block, Inc. 3.500%, 06/01/31	55,000	43,886
Gartner, Inc. 3.625%, 06/15/29 (144A)	10,000	8,787
TriNet Group, Inc. 3.500%, 03/01/29 (144A)	85,000	69,887

		514,960

Computers—0.0%
Seagate HDD Cayman 4.091%, 06/01/29	10,000	8,290
9.625%, 12/01/32	7,650	8,390
Western Digital Corp. 2.850%, 02/01/29	10,000	7,737
3.100%, 02/01/32	10,000	7,188

		31,605

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.450%, 03/15/43	40,000	$38,296

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28	160,000	134,044
3.300%, 01/30/32	260,000	203,258
Aircastle, Ltd. 5.250%, 5Y H15 + 4.410%, 06/15/26 (144A) (c)	35,000	26,950
Ally Financial, Inc. 4.700%, 5Y H15 + 3.868%, 05/15/26 (c)	125,000	83,594
4.700%, 7Y H15 + 3.481%, 05/15/28 (c)	105,000	65,756
Antares Holdings L.P. 6.000%, 08/15/23 (144A)	255,000	251,371
Brookfield Finance I U.K. plc / Brookfield Finance, Inc. 2.340%, 01/30/32	175,000	133,226
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	169,628
Nationstar Mortgage Holdings, Inc. 5.500%, 08/15/28 (144A)	130,000	106,004
Navient Corp. 5.625%, 08/01/33	215,000	153,163
Nomura Holdings, Inc. 2.710%, 01/22/29	245,000	204,138
OneMain Finance Corp. 3.500%, 01/15/27 (b)	295,000	244,251
4.000%, 09/15/30	40,000	29,846
5.625%, 03/15/23	135,000	134,515
8.250%, 10/01/23	65,000	65,321
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	200,000	175,123
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, 10/15/26 (144A)	495,000	424,295
3.625%, 03/01/29 (144A)	15,000	11,887
3.625%, 03/01/29	720,000	570,555
3.875%, 03/01/31 (144A)	1,330,000	1,015,156
4.000%, 10/15/33 (144A)	370,000	276,338
Shriram Finance, Ltd. 4.400%, 03/13/24	245,000	235,719
Unifin Financiera S.A.B. de C.V. 7.250%, 09/27/23 (d)	245,000	7,656
9.875%, 01/28/29 (d)	250,000	6,250

		4,728,044

Electric—0.6%
AES Corp. (The) 3.950%, 07/15/30 (144A)	20,000	17,640
CEZ A/S 0.875%, 12/02/26 (EUR)	175,000	160,728
3.000%, 06/05/28 (EUR)	125,000	120,456
Colbun S.A. 3.150%, 03/06/30	295,000	254,966
Edison International 4.950%, 04/15/25	20,000	19,668
EDP Finance B.V. 1.710%, 01/24/28 (144A)	205,000	169,190

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	200,000	$158,750
Enel Chile S.A. 4.875%, 06/12/28	110,000	107,195
Engie Energia Chile S.A. 3.400%, 01/28/30	305,000	249,030
Engie S.A. 1.250%, 10/24/41 (EUR)	200,000	126,163
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	200,000	184,439
Naturgy Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	190,000
Orsted AS 2.125%, 05/17/27 (GBP)	215,000	232,869
Pacific Gas and Electric Co. 5.450%, 06/15/27	35,000	34,514

		2,025,608

Energy-Alternate Sources—0.0%
Aydem Yenilenebilir Enerji AS 7.750%, 02/02/27 (144A)	210,000	170,957

Engineering & Construction—0.2%
Cellnex Telecom S.A. 1.750%, 10/23/30 (EUR)	400,000	331,540
Fraport AG Frankfurt Airport Services Worldwide 1.875%, 03/31/28 (EUR)	355,000	326,012
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	37,927
TopBuild Corp. 4.125%, 02/15/32 (144A)	40,000	32,504

		727,983

Entertainment—0.1%
Everi Holdings, Inc. 5.000%, 07/15/29 (144A)	10,000	8,590
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	110,000	104,930
7.250%, 11/15/29 (144A)	60,000	57,600
Warnermedia Holdings, Inc. 4.279%, 03/15/32 (144A)	155,000	127,683

		298,803

Environmental Control—0.1%
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	230,000	188,432

Food—0.3%
BRF S.A. 4.875%, 01/24/30	365,000	307,821
Fonterra Co-operative Group, Ltd. 5.500%, 02/26/24 (AUD)	500,000	343,791
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.750%, 12/01/31 (144A) (b)	85,000	69,437

Food—(Continued)
Pilgrim’s Pride Corp. 3.500%, 03/01/32 (144A)	125,000	97,813
4.250%, 04/15/31 (144A)	40,000	34,022
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	105,000	88,269
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	189,501

		1,130,654

Forest Products & Paper—0.3%
Celulosa Arauco y Constitucion S.A. 4.500%, 08/01/24 (b)	200,000	196,912
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	397,600
Suzano Austria GmbH 2.500%, 09/15/28	255,000	214,549
3.125%, 01/15/32	125,000	97,451
3.750%, 01/15/31	60,000	50,336

		956,848

Healthcare-Products—0.0%
DH Europe Finance II S.a.r.l. 0.750%, 09/18/31 (EUR)	140,000	116,923

Healthcare-Services—0.1%
Catalent Pharma Solutions, Inc. 3.125%, 02/15/29 (144A)	55,000	43,793
Centene Corp. 2.500%, 03/01/31	275,000	215,180
2.625%, 08/01/31	5,000	3,929
3.000%, 10/15/30	115,000	94,271
Charles River Laboratories International, Inc. 3.750%, 03/15/29 (144A)	20,000	17,688
4.000%, 03/15/31 (144A)	20,000	17,300
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A)	55,000	45,674
Tenet Healthcare Corp. 6.250%, 02/01/27 (144A)	15,000	14,408

		452,243

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A) (b)	225,000	207,700

Home Builders — 0.0%
Beazer Homes USA, Inc. 7.250%, 10/15/29	120,000	106,738

Household Products/Wares—0.0%
Kimberly-Clark de Mexico S.A.B. de C.V. 2.431%, 07/01/31	200,000	159,882

Insurance—0.3%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	191,776

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
AIA Group, Ltd. 3.600%, 04/09/29	200,000	$181,865
3.900%, 04/06/28 (144A)	260,000	244,121
Athene Global Funding 1.608%, 06/29/26 (144A)	100,000	86,257
1.716%, 01/07/25 (144A)	230,000	212,201

		916,220

Internet—1.3%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27 (b)	240,000	220,768
Baidu, Inc. 3.875%, 09/29/23	200,000	197,620
Expedia Group, Inc. 2.950%, 03/15/31 (b)	400,000	321,652
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	95,000	79,533
Netflix, Inc. 4.875%, 04/15/28	140,000	135,182
4.875%, 06/15/30 (144A)	265,000	247,139
5.375%, 11/15/29 (144A)	30,000	29,100
5.875%, 11/15/28	25,000	25,338
6.375%, 05/15/29	45,000	46,318
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	200,000	199,824
3.280%, 04/11/24 (144A)	200,000	195,131
Uber Technologies, Inc. 4.500%, 08/15/29 (144A)	1,285,000	1,119,563
6.250%, 01/15/28 (144A) (b)	780,000	748,800
7.500%, 09/15/27 (144A)	730,000	730,511
8.000%, 11/01/26 (144A)	15,000	15,051
Weibo Corp. 3.500%, 07/05/24	200,000	193,731

		4,505,261

Investment Companies—0.7%
Ares Capital Corp. 3.200%, 11/15/31	235,000	172,455
Barings BDC, Inc. 3.300%, 11/23/26	60,000	50,855
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	1,185,000	1,002,095
5.250%, 05/15/27	180,000	164,808
Owl Rock Capital Corp. 2.875%, 06/11/28	225,000	176,664
4.250%, 01/15/26	480,000	440,649
Owl Rock Technology Finance Corp. 2.500%, 01/15/27	160,000	130,430
4.750%, 12/15/25 (144A)	230,000	208,260

		2,346,216

Iron/Steel—0.0%
ArcelorMittal 6.750%, 03/01/41	95,000	91,609

Leisure Time—0.3%
Carnival Corp. 5.750%, 03/01/27 (144A)	55,000	39,272

Leisure Time—(Continued)
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	425,000	333,825
5.875%, 02/15/27 (144A)	220,000	190,586
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	85,000	62,749
Royal Caribbean Cruises, Ltd. 4.250%, 07/01/26 (144A)	260,000	210,170
5.500%, 04/01/28 (144A)	450,000	359,120

		1,195,722

Lodging—0.3%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC 4.875%, 07/01/31 (144A)	70,000	57,131
5.000%, 06/01/29 (144A)	50,000	43,000
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	95,000	78,814
Travel + Leisure Co. 4.500%, 12/01/29 (144A)	1,195,000	973,722
4.625%, 03/01/30 (144A)	65,000	53,903
6.625%, 07/31/26 (144A)	5,000	4,891

		1,211,461

Machinery-Diversified—0.0%
John Deere Capital Corp. 0.450%, 06/07/24	125,000	117,478

Media—1.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	1,325,000	1,062,802
4.250%, 01/15/34 (144A)	225,000	166,060
4.500%, 08/15/30 (144A)	275,000	227,193
4.750%, 02/01/32 (144A)	135,000	109,444
5.125%, 05/01/27 (144A)	60,000	55,924
5.500%, 05/01/26 (144A)	25,000	24,203
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.300%, 02/01/32 (b)	15,000	11,048
2.800%, 04/01/31	30,000	23,355
3.950%, 06/30/62	115,000	67,839
4.400%, 04/01/33 (b)	20,000	17,113
4.400%, 12/01/61	635,000	406,193
CSC Holdings LLC 4.625%, 12/01/30 (144A)	2,495,000	1,378,822
5.375%, 02/01/28 (144A)	200,000	161,250
6.500%, 02/01/29 (144A)	200,000	163,500
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A)	40,000	35,786
DISH DBS Corp. 5.125%, 06/01/29	395,000	254,818
5.250%, 12/01/26 (144A)	560,000	471,708
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	188,746
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	135,000	109,936

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
iHeartCommunications, Inc. 5.250%, 08/15/27 (144A)	75,000	$63,531
8.375%, 05/01/27	210,000	178,590
Telecomunicaciones Digitales S.A. 4.500%, 01/30/30 (144A)	200,000	179,650
Time Warner Cable LLC 4.500%, 09/15/42	45,000	32,945
5.500%, 09/01/41	30,000	24,896
Videotron, Ltd. 5.125%, 04/15/27 (144A)	230,000	217,242

		5,632,594

Mining—0.7%
Anglo American Capital plc 2.625%, 09/10/30 (144A)	200,000	162,537
5.625%, 04/01/30 (144A)	200,000	198,547
AngloGold Ashanti Holdings plc 3.375%, 11/01/28	300,000	261,512
Antofagasta plc 5.625%, 05/13/32	200,000	196,159
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	248,934
FMG Resources Pty, Ltd. 4.375%, 04/01/31 (144A)	85,000	70,693
Freeport-McMoRan, Inc. 4.375%, 08/01/28	325,000	303,345
5.400%, 11/14/34 (b)	745,000	703,565
Glencore Funding LLC 1.625%, 09/01/25 (144A)	410,000	371,087
Novelis Corp. 4.750%, 01/30/30 (144A) (b)	50,000	44,328

		2,560,707

Multi-National—0.4%
International Bank for Reconstruction & Development 1.200%, 07/22/26 (CAD)	1,315,000	883,060
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	484,097

		1,367,157

Oil & Gas—1.0%
Continental Resources, Inc. 2.875%, 04/01/32 (144A)	296,000	219,244
5.750%, 01/15/31 (144A)	485,000	451,467
Ecopetrol S.A. 5.875%, 05/28/45	325,000	226,219
Empresa Nacional del Petroleo 3.450%, 09/16/31 (144A)	205,000	172,351
EQT Corp. 3.125%, 05/15/26 (144A)	10,000	9,190
3.625%, 05/15/31 (144A)	155,000	131,353
3.900%, 10/01/27	60,000	55,390
5.000%, 01/15/29	35,000	32,856
5.678%, 10/01/25	30,000	29,854

Oil & Gas—(Continued)
EQT Corp. 5.700%, 04/01/28	20,000	19,892
6.125%, 02/01/25	20,000	20,047
Equinor ASA 3.625%, 04/06/40	355,000	291,773
Occidental Petroleum Corp.
6.625%, 09/01/30	285,000	294,513
7.500%, 05/01/31	5,000	5,342
7.875%, 09/15/31	40,000	44,160
8.875%, 07/15/30	235,000	265,316
Ovintiv, Inc.
6.500%, 08/15/34	105,000	105,656
6.500%, 02/01/38	5,000	4,954
6.625%, 08/15/37	25,000	25,144
7.200%, 11/01/31	5,000	5,248
7.375%, 11/01/31	10,000	10,644
8.125%, 09/15/30	10,000	10,973
Petroleos Mexicanos 5.950%, 01/28/31	450,000	340,582
QatarEnergy Trading LLC 2.250%, 07/12/31 (144A)	305,000	252,376
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	194,250
Southwestern Energy Co. 4.750%, 02/01/32	30,000	25,638
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A)	350,000	349,657

		3,594,089

Packaging & Containers—0.0%
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	103,511

Pharmaceuticals—0.9%
Bausch Health Cos., Inc. 4.875%, 06/01/28 (144A)	805,000	512,014
5.000%, 01/30/28 (144A)	340,000	163,198
7.000%, 01/15/28 (144A)	275,000	132,921
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	250,000	219,767
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26	495,000	432,877
4.100%, 10/01/46	2,080,000	1,271,764
4.750%, 05/09/27	750,000	677,925

		3,410,466

Pipelines—0.3%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	359,975
DCP Midstream Operating L.P. 3.250%, 02/15/32	230,000	190,240
5.125%, 05/15/29	55,000	53,005
EnLink Midstream Partners L.P. 5.450%, 06/01/47	60,000	48,195

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Hess Midstream Operations L.P. 4.250%, 02/15/30 (144A)	65,000	$55,570
5.625%, 02/15/26 (144A)	40,000	38,964
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31	15,000	13,544
5.500%, 03/01/30	20,000	18,818
Western Midstream Operating L.P. 4.300%, 02/01/30	60,000	52,375
5.300%, 03/01/48	80,000	65,778
5.450%, 04/01/44	15,000	12,461
5.500%, 08/15/48	10,000	8,300
5.500%, 02/01/50	50,000	41,190

		958,415

Real Estate—0.3%
Blackstone Property Partners Europe Holdings Sarl 1.625%, 04/20/30 (EUR)	215,000	157,111
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	197,402
Heimstaden Bostad Treasury B.V. 1.375%, 07/24/28 (EUR)	210,000	167,795
Logicor Financing Sarl 1.625%, 01/17/30 (EUR)	215,000	167,299
Shimao Group Holdings, Ltd. 3.450%, 01/11/31 (d)	285,000	50,448
Sunac China Holdings, Ltd. 5.950%, 04/26/24 (d)	225,000	47,596
Vonovia SE 0.750%, 09/01/32 (EUR)	200,000	141,826

		929,477

Real Estate Investment Trusts—0.3%
EPR Properties 3.600%, 11/15/31	30,000	21,735
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32 (b)	45,000	35,972
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	125,000	109,025
Prologis Euro Finance LLC 0.250%, 09/10/27 (EUR)	320,000	286,696
0.375%, 02/06/28 (EUR)	110,000	97,614
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	136,477
Realty Income Corp. 1.625%, 12/15/30 (GBP)	125,000	112,553
SBA Communications Corp. 3.125%, 02/01/29	175,000	145,511
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	90,000	83,963
4.500%, 09/01/26 (144A)	75,000	70,581
4.625%, 06/15/25 (144A)	60,000	57,525
5.625%, 05/01/24 (144A) (b)	60,000	59,415

		1,217,067

Retail—0.1%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/30 (144A)	80,000	64,785
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	35,000	28,774
Yum! Brands, Inc. 4.625%, 01/31/32	175,000	154,687

		248,246

Semiconductors—0.2%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	85,000	61,055
SK Hynix, Inc. 2.375%, 01/19/31 (144A)	300,000	219,949
TSMC Arizona Corp. 2.500%, 10/25/31	200,000	163,674
4.125%, 04/22/29	330,000	313,420

		758,098

Software—0.1%
MSCI, Inc. 3.250%, 08/15/33 (144A)	50,000	38,613
Open Text Corp. 6.900%, 12/01/27	85,000	85,000
Oracle Corp. 3.950%, 03/25/51	140,000	99,741
6.150%, 11/09/29	130,000	134,936

		358,290

Telecommunications—1.5%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	231,144
2.875%, 05/07/30	200,000	169,788
Bharti Airtel, Ltd. 3.250%, 06/03/31	305,000	257,789
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	580,000	393,937
CommScope, Inc. 4.750%, 09/01/29 (144A)	900,000	725,580
7.125%, 07/01/28 (144A) (b)	65,000	46,466
KT Corp. 2.500%, 07/18/26 (144A)	210,000	191,625
Millicom International Cellular S.A. 6.250%, 03/25/29 (144A)	180,000	172,084
6.625%, 10/15/26	180,000	177,944
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24	200,000	194,460
4.755%, 11/11/24 (144A)	400,000	388,920
Ooredoo International Finance, Ltd. 2.625%, 04/08/31 (144A) (b)	250,000	214,590
T-Mobile USA, Inc. 2.400%, 03/15/29	40,000	33,757
2.700%, 03/15/32	75,000	60,596

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
T-Mobile USA, Inc. 3.375%, 04/15/29	970,000	$854,346
3.500%, 04/15/31	425,000	367,115
3.875%, 04/15/30	355,000	321,564
Turk Telekomunikasyon AS 6.875%, 02/28/25	360,000	338,969
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	184,879

		5,325,553

Transportation—0.1%
Canadian Pacific Railway Co. 1.750%, 12/02/26	265,000	236,152

Total Corporate Bonds & Notes (Cost $76,605,268)		64,920,704

Foreign Government—7.1%

Banks—0.2%
Corp. Financiera de Desarrollo S.A. 2.400%, 09/28/27 (144A)	365,000	304,319
Export-Import Bank of India 2.250%, 01/13/31 (144A)	310,000	243,554

		547,873

Oil & Gas—0.1%
Korea National Oil Corp. 2.125%, 04/18/27 (144A)	240,000	211,601

Regional Government—0.3%
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	1,480,000	779,816
Province of Quebec Canada 2.300%, 09/01/29 (CAD)	310,000	207,608

		987,424

Sovereign—6.5%
Australia Government Bonds 0.500%, 09/21/26 (AUD)	1,150,000	699,230
5.500%, 04/21/23 (AUD)	950,000	651,038
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	5,875,000	918,559
Brazilian Government International Bonds 4.500%, 05/30/29	340,000	315,029
4.625%, 01/13/28	290,000	277,674
Canadian Government Bond 0.500%, 09/01/25 (CAD)	915,000	619,436
Chile Government International Bond 2.550%, 01/27/32	350,000	286,362
Colombia Government International Bond 3.875%, 04/25/27	200,000	176,991

Sovereign—(Continued)
Colombian TES 6.250%, 11/26/25 (COP)	1,305,500,000	230,366
7.500%, 08/26/26 (COP)	4,868,600,000	857,421
Dominican Republic International Bonds
4.500%, 01/30/30 (144A)	235,000	200,060
4.875%, 09/23/32 (144A)	150,000	124,509
6.000%, 07/19/28 (144A)	200,000	192,484
8.625%, 04/20/27 (144A)	200,000	207,989
Ecuador Government International Bond 5.500%, 07/31/30 (e)	435,000	279,517
Indonesia Government International Bonds
2.850%, 02/14/30	200,000	177,524
4.125%, 01/15/25 (144A)	200,000	197,808
Indonesia Treasury Bonds
7.000%, 09/15/30 (IDR)	5,500,000,000	356,664
7.500%, 05/15/38 (IDR)	6,358,000,000	420,293
Ireland Government Bonds
Zero Coupon, 10/18/31 (EUR)	405,000	334,140
3.400%, 03/18/24 (EUR)	65,000	70,136
Israel Government Bond 1.000%, 03/31/30 (ILS)	1,130,000	267,985
Italy Buoni Poliennali Del Tesoro 1.350%, 04/01/30 (EUR)	895,000	786,768
2.000%, 02/01/28 (EUR)	325,000	317,949
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (f)	87,497,980	691,703
Korea Treasury Bonds 0.875%, 12/10/23 (KRW)	500,000,000	384,843
1.125%, 09/10/25 (KRW)	500,000,000	368,835
Mexican Bonos 5.750%, 03/05/26 (MXN)	24,011,500	1,092,297
7.500%, 06/03/27 (MXN)	8,252,400	397,218
8.000%, 12/07/23 (MXN)	1,835,000	91,385
8.500%, 05/31/29 (MXN)	14,420,800	719,549
Mexico Government International Bonds
3.500%, 02/12/34	200,000	160,054
4.000%, 03/15/15 (EUR)	100,000	74,808
New Zealand Government Bonds
0.500%, 05/15/24 (NZD)	1,150,000	686,137
1.500%, 05/15/31 (NZD)	690,000	348,581
3.000%, 04/20/29 (NZD)	455,000	265,509
Nigeria Government International Bond 6.125%, 09/28/28 (144A)	200,000	154,272
Norway Government Bonds
1.750%, 02/17/27 (144A) (NOK)	4,250,000	412,087
2.000%, 04/26/28 (144A) (NOK)	3,965,000	383,152
3.000%, 03/14/24 (144A) (NOK)	1,477,000	150,492
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	193,276
Peruvian Government International Bonds
2.392%, 01/23/26	125,000	115,058
3.000%, 01/15/34	245,000	192,975
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	263,533
Republic of Poland Government Bonds
1.250%, 10/25/30 (PLN)	3,000,000	459,516
3.250%, 07/25/25 (PLN)	1,445,000	302,532

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Republic of South Africa Government International Bond 5.750%, 09/30/49	965,000	$706,091
Romanian Government International Bond 2.000%, 04/14/33 (144A) (EUR)	120,000	82,072
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	1,120,000	816,461
2.750%, 07/01/23 (SGD)	515,000	382,230
South Africa Government Bonds
7.000%, 02/28/31 (ZAR)	11,655,000	553,280
8.875%, 02/28/35 (ZAR)	5,960,000	295,347
Spain Government Bonds
1.600%, 04/30/25 (144A) (EUR)	180,000	187,113
1.950%, 07/30/30 (144A) (EUR)	310,000	301,771
4.400%, 10/31/23 (144A) (EUR)	525,000	569,691
Sweden Government Bond 0.125%, 05/12/31 (144A) (SEK)	4,200,000	333,894
Turkey Government International Bonds
5.250%, 03/13/30	950,000	762,375
7.625%, 04/26/29	200,000	188,172
United Kingdom Gilt
1.500%, 07/22/26 (GBP)	640,000	719,026
2.750%, 09/07/24 (GBP)	215,000	255,935
4.250%, 06/07/32 (GBP)	125,000	158,104
Uruguay Government International Bonds
4.375%, 01/23/31	170,000	168,858
8.250%, 05/21/31 (UYU)	9,950,000	214,930

		23,569,094

Total Foreign Government (Cost $30,359,272)		25,315,992

U.S. Treasury & Government Agencies—3.3%

U.S. Treasury—3.3%
U.S. Treasury Bond 2.250%, 02/15/52	2,100,000	1,460,320
U.S. Treasury Inflation Indexed Notes 0.375%, 07/15/27 (f)	1,242,472	1,170,938
U.S. Treasury Notes
0.125%, 01/31/23 (g)	335,000	333,991
0.125%, 03/31/23	845,000	836,346
0.125%, 04/30/23	510,000	502,988
0.500%, 11/30/23	1,115,000	1,072,752
0.875%, 01/31/24	2,195,000	2,106,085
1.500%, 02/29/24	530,000	510,870
1.875%, 02/15/32	880,000	746,522
2.250%, 03/31/24	3,105,000	3,012,578

Total U.S. Treasury & Government Agencies (Cost $11,994,414)		11,753,390

Convertible Bonds—2.4%
Security Description	Principal Amount*	Value

Airlines—0.3%
JetBlue Airways Corp. 0.500%, 04/01/26	35,000	25,518
Southwest Airlines Co. 1.250%, 05/01/25 (b)	885,000	1,062,885

		1,088,403

Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.
0.599%, 08/01/24	1,590,000	1,687,467
1.250%, 05/15/27 (b)	50,000	53,728
Ionis Pharmaceuticals, Inc. Zero Coupon, 04/01/26	85,000	78,466
Livongo Health, Inc. 0.875%, 06/01/25	520,000	454,376

		2,274,037

Entertainment—0.0%
Penn Entertainment, Inc. 2.750%, 05/15/26	20,000	29,480

Healthcare-Services—0.4%
Teladoc Health, Inc. 1.250%, 06/01/27	1,985,000	1,524,867

Internet—0.2%
Snap, Inc. Zero Coupon, 05/01/27	80,000	55,880
Spotify USA, Inc. Zero Coupon, 03/15/26	70,000	56,350
Uber Technologies, Inc. Zero Coupon, 12/15/25	830,000	699,073
Zillow Group, Inc. 1.375%, 09/01/26	10,000	10,075

		821,378

Leisure Time—0.1%
NCL Corp., Ltd. 1.125%, 02/15/27	540,000	366,552
Peloton Interactive, Inc. Zero Coupon, 02/15/26	15,000	10,632

		377,184

Media—0.7%
Dish Network Corp. Zero Coupon, 12/15/25	975,000	622,050
3.375%, 08/15/26	2,945,000	1,845,042

		2,467,092

Software—0.1%
Bentley Systems, Inc. 0.375%, 07/01/27	5,000	4,070

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Nutanix, Inc. 0.250%, 10/01/27	55,000	$46,007
RingCentral, Inc. Zero Coupon, 03/15/26	60,000	47,100
Splunk, Inc. 1.125%, 06/15/27	135,000	113,913

		211,090

Total Convertible Bonds (Cost $11,197,192)		8,793,531

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $520,101)	625,000	563,026

Convertible Preferred Stocks—0.1%

Pipelines—0.0%
El Paso Energy Capital Trust I 4.750%, 03/31/28	2,834	127,641

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	250	286,005

Total Convertible Preferred Stocks (Cost $387,094)		413,646

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	67,455	48,983

Total Mortgage-Backed Securities (Cost $62,948)		48,983

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $4,419,121; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $4,506,634.	4,418,237	4,418,237

Total Short-Term Investments (Cost $4,418,237)		4,418,237

Securities Lending Reinvestments (h)—0.7%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.3%
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $239,830; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $244,722.	239,715	$239,715
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $200,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $204,096.	200,000	200,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $50,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $51,193.	50,000	50,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $100,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $102,238.	100,000	100,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $200,098; collateralized by various Common Stock with an aggregate market value of $222,569.	200,000	200,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $200,172; collateralized by various Common Stock with an aggregate market value of $222,638.	200,000	200,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $200,098; collateralized by various Common Stock with an aggregate market value of $221,886.	200,000	200,000

		1,189,715

Mutual Funds—0.4%
Allspring Government Money Market Fund, Select Class 4.090% (i)	400,000	400,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (i)	250,000	250,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (i)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (i)	300,000	300,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (i)	200,000	200,000

		1,350,000

Total Securities Lending Reinvestments (Cost $2,539,715)		2,539,715

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Total Investments—100.2% (Cost $351,602,296)	359,439,884
Other assets and liabilities (net)—(0.2)%	(714,774)

Net Assets—100.0%	$358,725,110

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $3,746,096 and the collateral received consisted of cash in the amount of $2,539,715 and non-cash collateral with a value of $1,323,262. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $179,458.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $35,861,711, which is 10.0% of net assets.

Country Diversification as of December 31, 2022 (Unaudited)	% of Net Assets
United States	64.1
France	5.5
United Kingdom	4.3
Netherlands	3.2
Sweden	2.5
Japan	2.3
Taiwan	1.7
Mexico	1.3
Australia	1.1
Canada	1.0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,079,000	MSC	03/15/23	USD	9,727,449	$37,775
GBP	46,000	UBSA	03/15/23	USD	57,208	(1,500)
JPY	992,160,000	MSC	03/15/23	USD	7,298,270	332,498

Contracts to Deliver
AUD	938,000	HSBCU	03/15/23	USD	628,582	(11,858)
COP	5,516,862,000	BOA	03/15/23	USD	1,119,380	(3,405)
IDR	12,100,000,000	UBSA	03/15/23	USD	775,293	(1,259)
KRW	935,594,000	BOA	03/15/23	USD	716,771	(24,545)
MXN	29,008,000	BOA	03/15/23	USD	1,439,867	(29,854)
NZD	660,000	MSC	03/15/23	USD	421,769	2,402

Cross Currency Contracts to Buy
EUR	359,587	MSC	03/15/23	NOK	3,786,000	(851)

Net Unrealized Appreciation						$299,403

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	15	USD	1,774,219	$(11,762)
U.S. Treasury Ultra Long Bond Futures	03/22/23	20	USD	2,686,250	(23,943)

Net Unrealized Depreciation					$(35,705)

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(HSBCU)—	HSBC Bank USA
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$8,595,167	$—	$—	$8,595,167
Capital Markets	22,820,034	—	—	22,820,034
Chemicals	16,627,255	—	—	16,627,255
Construction & Engineering	—	5,483,538	—	5,483,538
Electrical Equipment	—	1,747,164	—	1,747,164
Electronic Equipment, Instruments & Components	—	2,104,208	—	2,104,208
Food & Staples Retailing	6,840,652	—	—	6,840,652
Health Care Providers & Services	8,820,074	—	—	8,820,074
Hotels, Restaurants & Leisure	7,278,444	—	—	7,278,444
Interactive Media & Services	8,917,583	—	—	8,917,583
Internet & Direct Marketing Retail	7,731,360	—	—	7,731,360
IT Services	19,820,453	6,380,533	—	26,200,986
Life Sciences Tools & Services	24,303,687	—	—	24,303,687
Machinery	9,968,295	8,506,828	—	18,475,123
Personal Products	5,495,140	—	—	5,495,140
Semiconductors & Semiconductor Equipment	9,769,629	16,815,224	—	26,584,853
Software	18,337,175	2,141,518	—	20,478,693
Specialty Retail	9,815,034	—	—	9,815,034
Textiles, Apparel & Luxury Goods	3,043,547	9,310,118	—	12,353,665
Total Common Stocks	188,183,529	52,489,131	—	240,672,660
Total Corporate Bonds & Notes*	—	64,920,704	—	64,920,704
Total Foreign Government*	—	25,315,992	—	25,315,992
Total U.S. Treasury & Government Agencies*	—	11,753,390	—	11,753,390
Total Convertible Bonds*	—	8,793,531	—	8,793,531
Total Municipals*	—	563,026	—	563,026
Convertible Preferred Stocks
Pipelines	127,641	—	—	127,641
Wireless Telecommunication Services	—	286,005	—	286,005
Total Convertible Preferred Stocks	127,641	286,005	—	413,646
Total Mortgage-Backed Securities*	—	48,983	—	48,983
Total Short-Term Investment*	—	4,418,237	—	4,418,237
Securities Lending Reinvestments
Repurchase Agreements	—	1,189,715	—	1,189,715
Mutual Funds	1,350,000	—	—	1,350,000
Total Securities Lending Reinvestments	1,350,000	1,189,715	—	2,539,715
Total Investments	$189,661,170	$169,778,714	$—	$359,439,884

Collateral for Securities Loaned (Liability)	$—	$(2,539,715)	$—	$(2,539,715)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$372,675	$—	$372,675
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(73,272)	—	(73,272)
Total Forward Contracts	$—	$299,403	$—	$299,403
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(35,705)	$—	$—	$(35,705)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$359,439,884
Cash denominated in foreign currencies (c)	824,535
Unrealized appreciation on forward foreign currency exchange contracts	372,675
Receivable for: Fund shares sold	17,838
Dividends and interest	1,481,118
Variation margin on futures contracts	18,184
Prepaid expenses	1,408

Total Assets	362,155,642

Liabilities
Due to custodian	29,141
Unrealized depreciation on forward foreign currency exchange contracts	73,272
Collateral for securities loaned	2,539,715
Payables for: Fund shares redeemed	161,644
Foreign taxes	7,343
Accrued Expenses:
Management fees	214,284
Distribution and service fees	54,096
Deferred trustees’ fees	196,417
Other expenses	154,620

Total Liabilities	3,430,532

Net Assets	$358,725,110

Net Assets Consist of: Paid in surplus	$337,966,196
Distributable earnings (Accumulated losses) (d)	20,758,914

Net Assets	$358,725,110

Net Assets
Class A	$110,313,021
Class B	248,412,089
Capital Shares Outstanding*
Class A	8,517,334
Class B	19,522,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.95
Class B	12.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $351,602,296.
(b)	Includes securities loaned at value of $3,746,096.
(c)	Identified cost of cash denominated in foreign currencies was $831,264.
(d)	Includes foreign capital gains tax of $7,343.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$2,799,736
Interest (b)	5,088,754
Securities lending income	17,938

Total investment income	7,906,428

Expenses
Management fees	2,805,718
Administration fees	36,742
Custodian and accounting fees	137,331
Distribution and service fees—Class B	690,434
Audit and tax services	71,312
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	31,573
Insurance	3,498
Miscellaneous	32,901

Total expenses	3,864,164
Less management fee waiver	(50,031)
Less broker commission recapture	(4,480)

Net expenses	3,809,653

Net Investment Income	4,096,775

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	13,338,207
Futures contracts	66,335
Foreign currency transactions	(92,307)
Forward foreign currency transactions	(3,827,486)

Net realized gain (loss)	9,484,749

Net change in unrealized appreciation (depreciation) on: Investments (d)	(130,510,394)
Futures contracts	1,838
Foreign currency transactions	(6,474)
Forward foreign currency transactions	261,162

Net change in unrealized appreciation (depreciation)	(130,253,868)

Net realized and unrealized gain (loss)	(120,769,119)

Net Increase (Decrease) in Net Assets From Operations	$(116,672,344)

(a)	Net of foreign withholding taxes of $124,984.
(b)	Net of foreign withholding taxes of $13,288.
(c)	Net of foreign capital gains tax of $126,015.
(d)	Includes change in foreign capital gains tax of $139,838.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,096,775	$2,192,494
Net realized gain (loss)	9,484,749	54,548,655
Net change in unrealized appreciation (depreciation)	(130,253,868)	10,835,230

Increase (decrease) in net assets from operations	(116,672,344)	67,576,379

From Distributions to Shareholders
Class A	(17,348,063)	(16,906,144)
Class B	(38,863,155)	(35,968,557)

Total distributions	(56,211,218)	(52,874,701)

Increase (decrease) in net assets from capital share transactions	22,178,954	9,110,315

Total increase (decrease) in net assets	(150,704,608)	23,811,993

Net Assets
Beginning of period	509,429,718	485,617,725

End of period	$358,725,110	$509,429,718

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	230,208	$3,613,871	343,774	$6,676,732
Reinvestments	1,361,700	17,348,063	915,330	16,906,144
Redemptions	(1,231,329)	(18,279,463)	(1,252,261)	(24,417,125)

Net increase (decrease)	360,579	$2,682,471	6,843	$(834,249)

Class B
Sales	893,483	$13,663,310	1,321,622	$25,661,086
Reinvestments	3,099,135	38,863,155	1,969,801	35,968,557
Redemptions	(2,288,517)	(33,029,982)	(2,677,666)	(51,685,079)

Net increase (decrease)	1,704,101	$19,496,483	613,757	$9,944,564

Increase (decrease) derived from capital shares transactions		$22,178,954		$9,110,315

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.79	$19.30	$18.14	$15.81	$18.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.12	0.18	0.25	0.33
Net realized and unrealized gain (loss)	(4.79)	2.54	2.32	3.96	(1.11)

Total income (loss) from investment operations	(4.61)	2.66	2.50	4.21	(0.78)

Less Distributions
Distributions from net investment income	0.00	(0.21)	(0.17)	(0.32)	(0.39)
Distributions from net realized capital gains	(2.23)	(1.96)	(1.17)	(1.56)	(1.17)

Total distributions	(2.23)	(2.17)	(1.34)	(1.88)	(1.56)

Net Asset Value, End of Period	$12.95	$19.79	$19.30	$18.14	$15.81

Total Return (%) (b)	(23.12)	14.57	15.11	27.86	(5.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.79	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.78	0.77	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.19	0.60	1.00	1.45	1.85
Portfolio turnover rate (%)	26	46	43	27	29
Net assets, end of period (in millions)	$110.3	$161.4	$157.3	$153.3	$134.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.53	$19.08	$17.95	$15.65	$17.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.07	0.13	0.21	0.28
Net realized and unrealized gain (loss)	(4.72)	2.51	2.29	3.92	(1.10)

Total income (loss) from investment operations	(4.58)	2.58	2.42	4.13	(0.82)

Less Distributions
Distributions from net investment income	0.00	(0.17)	(0.12)	(0.27)	(0.34)
Distributions from net realized capital gains	(2.23)	(1.96)	(1.17)	(1.56)	(1.17)

Total distributions	(2.23)	(2.13)	(1.29)	(1.83)	(1.51)

Net Asset Value, End of Period	$12.72	$19.53	$19.08	$17.95	$15.65

Total Return (%) (b)	(23.30)	14.26	14.79	27.52	(5.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.04	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	1.03	1.02	1.03	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.95	0.36	0.75	1.20	1.60
Portfolio turnover rate (%)	26	46	43	27	29
Net assets, end of period (in millions)	$248.4	$348.0	$328.3	$309.1	$271.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $43,629 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $29,141 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $4,418,237. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,189,715. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(1,113,488)	$—	$—	$—	$(1,113,488)
Corporate Bonds & Notes	(1,426,227)	—	—	—	(1,426,227)
Total Borrowings	$(2,539,715)	$—	$—	$—	$(2,539,715)
Gross amount of recognized liabilities for securities lending transactions					$(2,539,715)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$35,705
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$372,675	Unrealized depreciation on forward foreign currency exchange contracts	73,272

Total		$372,675		$108,977

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Morgan Stanley & Co.	$372,675	$(851)	$—	$371,824

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$57,804	$—	$—	$57,804
HSBC Bank USA	11,858	—	—	11,858
Morgan Stanley & Co.	851	(851)	—	—
UBS AG	2,759	—	—	2,759

	$73,272	$(851)	$—	$72,421

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(3,827,486)	$(3,827,486)
Futures contracts	66,335	—	66,335

	$66,335	$(3,827,486)	$(3,761,151)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$261,162	$261,162
Futures contracts	1,838	—	1,838

	$1,838	$261,162	$263,000

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$34,544,380
Futures contracts long	2,910,969
Futures contracts short	(2,261,625)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

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Notes to Financial Statements—December 31, 2022—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2022—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2022—(Continued)

Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$12,614,415	$91,908,186	$14,516,124	$123,677,587

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$2,805,718	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$353,044,218

Gross unrealized appreciation	44,938,528
Gross unrealized (depreciation)	(38,542,862)

Net unrealized appreciation (depreciation)	$6,395,666

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$655,413	$6,281,824	$55,555,805	$46,592,877	$56,211,218	$52,874,701

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$14,570,903	$6,384,428	$—	$20,955,331

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Global Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Allocation Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Loomis Sayles Global Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board further considered that the Portfolio underperformed its blended index, the 60% MSCI World Index/40% FTSE World Government Bond Index, for the one-year period ended October 31, 2022 and outperformed its blended index for the three- and five-year periods ended October 31, 2022. The Board further noted that the Portfolio underperformed its other blended benchmark for the one- and three-year periods ended October 31, 2022 and outperformed its other blended benchmark for the five-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

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Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Loomis Sayles Growth Portfolio returned -27.86%, -28.00%, and -27.95%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned -29.14%.

MARKET ENVIRONMENT / CONDITIONS

Domestic equities posted sizable losses with elevated volatility in 2022. The U.S. Federal Reserve (the “Fed”) sought to contain rising price pressures by winding down its quantitative easing program and raising interest rates seven times. While the economy remained resilient through 2022, the Fed’s aggressive approach fueled concerns about the potential for a recession in 2023. Geopolitical factors may have also contributed to the downturn in stocks. Russia’s invasion of Ukraine, together with its adverse impact on supply chains and commodity prices, may have weighed on sentiment. China was another source of concern, as the government’s zero-COVID policy hindered growth within China and across the globe. These developments led to a decline in valuations for U.S. equities, with growth stocks hit hardest in the downturn.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index (the “Index”) during the reporting period. Stock selection in Communication Services, Healthcare, Industrials, Consumer Staples, Financials, and Consumer Discretionary, as well as our allocations in Healthcare, Industrials, Consumer Discretionary, and Information Technology (“IT”), contributed positively to relative performance. Stock selection in IT, as well as our allocations in Communication Services and Consumer Staples, detracted from relative performance. Vertex Pharmaceuticals and Boeing were the biggest contributors to relative returns. Meta Platforms and Nvidia were the biggest detractors.

Vertex Pharmaceuticals is the leader in creating therapies for patients suffering from cystic fibrosis (“CF”) and is building its capabilities to address related diseases that lever its core expertise. A Portfolio holding since June 2021, Vertex’s financial results reflected continued penetration of Trikafta, its latest and most efficacious CF therapy. In the U.S., the company continued to reach younger patients with newer generation therapies, while also penetrating a broader scope of international markets. Outside of CF, the company has significant clinical efforts targeting type-1 diabetes, non-opioid pain relief, kidney disease, and blood disorders. We believe Vertex’s strong and sustainable competitive advantages include its unparalleled understanding of CF, its partnerships with the CF Foundation and other entities that enhance its solutions capabilities, and its serial approach to drug development. We trimmed the position in 2022 but continue to believe the shares embed expectations for revenue and free cash flow (“FCF”) that are below our long-term expectations.

Boeing is a global leader in the commercial and defense aerospace industries. Along with Airbus, Boeing is part of a global duopoly that accounts for almost all commercial planes sold with greater than 125 seats—the largest market segment. A Portfolio holding since March 2020, Boeing generated significant positive quarterly free cash flow for only the second time since the 737 MAX was grounded in 2019, and the company expects FCF to be positive for the full year in 2022. Shares responded positively to the company’s November projection that Boeing could generate $10 billion in annual FCF by the middle of the decade. Boeing continues to face execution issues across several programs. We believe Boeing’s strong and sustainable competitive advantages include its significant cumulative knowledge and experience in aeronautical development, scale, and a client base that faces high switching costs. We believe Boeing is one of only two companies which possess the requisite expertise and scale to profitably serve the global demand for commercial aircraft. We believe the current market price embeds expectations that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. We added to our position during the year.

With over 3.7 billion monthly users and 200 million businesses worldwide using its family of apps, the scale and reach of Meta Platform’s network is unrivaled. A Portfolio holding since inception, over the past year Meta faced headwinds arising from privacy restrictions by Apple, the impact of macro weakness on advertising spending, and elevated investments. Management previously addressed the changes by Apple, which decreased the accuracy of Facebook’s ad targeting, and believes it has closed a substantial portion of the measurement gap. Apple’s changes impact not just Meta, but the broader mobile advertising ecosystem. As a function of its competitive advantages, we believe Meta remains well positioned relative to its peers, and there are no changes to our assessment of the company’s quality or secular growth opportunities. Another near-term headwind is the company’s transition to a new product format—short-form video. During our ownership, Facebook has gone through several product transitions, each requiring capital expenditures followed by a gradual revenue ramp-up, creating pressure on financials. Over time, the required investment decreases and revenues increase. We believe this is a necessary cycle for maintaining sustainable competitive advantages and long-term growth. Finally, the company continues to invest significantly in its early-stage Reality Labs segment, which includes products that the company views as building its long-term vision for the metaverse. While the segment has incurred year-to-date operating expenses of $10.9 billion, the investment represented only one-third of the operating profit generated by the company’s core business. And while successful development of a metaverse is not an explicit part of our investment thesis for Meta, given the potential size of the opportunity, which we estimate could eventually impact over $1 trillion of spending, we believe Meta’s current balanced approach makes sense. Based on its core business alone, we believe the company is substantially undervalued, even accounting for elevated levels of investment. We added to our position on multiple occasions in 2022.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Nvidia is the world leader in graphic processing units (“GPUs”), which enable computers to produce and utilize 3D graphic imagery. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers utilizing GPU technology. A Portfolio holding since January 2019, Nvidia shares were pressured in 2022 given the weak market backdrop, despite financial results that were generally better than consensus expectations and included quarterly revenue records in multiple segments. However, the company recently experienced lower demand for its gaming cards, which reflected global demand for PCs returning to pre-pandemic levels after a period of excess, and the impact of macroeconomic weakness and Covid restrictions on China consumer spending. We believe Nvidia remains strongly positioned to benefit from secular growth in PC gaming and growth in its data center business. We believe Nvidia’s strong growth prospects are not reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

During the period, the team initiated new positions in Block, Netflix, PayPal, Shopify, and Tesla. The team added to Boeing, Disney, Illumina, Intuitive Surgical, and Meta. The team trimmed Deere, Expeditors, Monster Beverage, Novartis, Oracle, Regeneron, Roche, Vertex, and Yum China. The team also trimmed Alphabet as it approached the maximum allowable position size. The team sold Automatic Data Processing, Cisco, Colgate Palmolive, and Schlumberger during the reporting period.

The nature of the team’s process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Relative to the Russell 1000 Growth Index, as of year-end, the Portfolio was overweight in Communication Services, Healthcare, Industrials, and Financials and underweight in IT, Consumer Staples, and Consumer Discretionary. The Portfolio held no positions in Energy, Real Estate, Materials or Utilities. The Portfolio held 35 positions with the weight of the top 10 holdings accounting for 50.8% of the total Portfolio at period end.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

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Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	-27.86	5.54	10.34
Class B	-28.00	5.28	10.08
Class E	-27.95	5.38	10.19
Russell 1000 Growth Index	-29.14	10.96	14.10

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Visa, Inc. - Class A	6.8
Boeing Co. (The)	6.4
Meta Platforms, Inc. - Class A	5.1
Microsoft Corp.	4.9
Oracle Corp.	4.7
NVIDIA Corp.	4.7
Amazon.com, Inc.	4.3
Netflix, Inc.	4.1
Monster Beverage Corp.	4.0
Autodesk, Inc.	3.7

Top Sectors

% of Net Assets
Information Technology	34.8
Communication Services	18.1
Health Care	16.2
Consumer Discretionary	13.7
Industrials	9.3
Consumer Staples	4.0
Financials	3.6

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.57%	$1,000.00	$1,015.10	$2.90
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,013.90	$4.16
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,014.60	$3.66
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.4%
Boeing Co. (The) (a)	823,455	$156,859,943

Air Freight & Logistics—1.9%
Expeditors International of Washington, Inc. (b)	445,648	46,311,740

Automobiles—2.8%
Tesla, Inc. (a)	569,738	70,180,327

Beverages—4.0%
Monster Beverage Corp. (a)	959,489	97,416,918

Biotechnology—5.9%
Regeneron Pharmaceuticals, Inc. (a)	88,490	63,844,650
Vertex Pharmaceuticals, Inc. (a)	280,596	81,030,513

		144,875,163

Capital Markets—3.6%
FactSet Research Systems, Inc.	120,272	48,254,329
SEI Investments Co.	687,949	40,107,427

		88,361,756

Entertainment—7.1%
Netflix, Inc. (a)	343,041	101,155,930
Walt Disney Co. (The) (a)	839,260	72,914,909

		174,070,839

Health Care Equipment & Supplies—1.6%
Intuitive Surgical, Inc. (a)	145,091	38,499,897

Hotels, Restaurants & Leisure—5.1%
Starbucks Corp.	662,627	65,732,598
Yum China Holdings, Inc.	368,701	20,149,510
Yum! Brands, Inc.	316,573	40,546,670

		126,428,778

Interactive Media & Services—11.0%
Alphabet, Inc. - Class A (a)	938,320	82,787,974
Alphabet, Inc. - Class C (a)	724,285	64,265,808
Meta Platforms, Inc. - Class A (a)	1,037,600	124,864,784

		271,918,566

Internet & Direct Marketing Retail—5.7%
Alibaba Group Holding, Ltd. (ADR) (a)	415,049	36,561,666
Amazon.com, Inc. (a)	1,249,623	104,968,332

		141,529,998

IT Services—11.0%
Block, Inc. (a)	521,692	32,783,125
PayPal Holdings, Inc. (a)	514,314	36,629,443
Shopify, Inc. - Class A (a)	1,034,828	35,918,880
Visa, Inc. - Class A (b)	802,115	166,647,413

		271,978,861

Life Sciences Tools & Services—1.9%
Illumina, Inc. (a)	236,450	$47,810,190

Machinery—1.0%
Deere & Co.	59,016	25,303,700

Pharmaceuticals—6.8%
Novartis AG (ADR)	772,580	70,088,458
Novo Nordisk A/S (ADR)	340,980	46,148,233
Roche Holding AG (ADR)	1,343,741	52,607,460

		168,844,151

Semiconductors & Semiconductor Equipment—6.7%
NVIDIA Corp.	788,361	115,211,076
QUALCOMM, Inc.	444,670	48,887,020

		164,098,096

Software—17.1%
Autodesk, Inc. (a)	482,524	90,169,260
Microsoft Corp.	506,615	121,496,409
Oracle Corp.	1,411,063	115,340,290
Salesforce.com, Inc. (a)	491,399	65,154,593
Workday, Inc. - Class A (a)	179,242	29,992,564

		422,153,116

Total Common Stocks (Cost $2,469,736,952)		2,456,642,039

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $10,077,413; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $10,276,935.	10,075,398	10,075,398

Total Short-Term Investments (Cost $10,075,398)		10,075,398

Securities Lending Reinvestments (c)—6.5%

Repurchase Agreements—4.8%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $15,007,167; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $15,300,000.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $1,004,492; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $1,020,000.	1,000,000	$1,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $15,715,222; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $16,035,804.	15,707,717	15,707,717
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $25,012,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $25,596,731.	25,000,000	25,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $6,455,418; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $6,594,339.	6,450,000	6,450,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.570%, due on 02/03/23 with a maturity value of $4,017,772; collateralized by various Common Stock with an aggregate market value of $4,445,009.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,501,181; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $2,554,516.	2,500,000	2,500,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $4,209,741; collateralized by various Common Stock with an aggregate market value of $4,682,514.	4,207,688	4,207,688
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $15,007,350; collateralized by various Common Stock with an aggregate market value of $16,696,154.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $500,430; collateralized by various Common Stock with an aggregate market value of $556,596.	500,000	500,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $26,216,495; collateralized by various Common Stock with an aggregate market value of $29,083,447.	26,203,684	26,203,684

		117,569,089

Mutual Funds—1.7%
AB Government Money Market Portfolio, Institutional Class 4.110% (d)	4,000,000	4,000,000
Allspring Government Money Market Fund, Select Class 4.090% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (d)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (d)	3,000,000	3,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (d)	500,000	500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.160% (d)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (d)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (d)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (d)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (d)	5,000,000	5,000,000

		41,500,000

Total Securities Lending Reinvestments (Cost $159,069,089)		159,069,089

Total Investments—106.5% (Cost $2,638,881,439)		2,625,786,526
Other assets and liabilities (net)—(6.5)%		(160,945,750)

Net Assets—100.0%		$2,464,840,776

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $155,277,214 and the collateral received consisted of cash in the amount of $159,069,089. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,456,642,039	$—	$—	$2,456,642,039
Total Short-Term Investment*	—	10,075,398	—	10,075,398
Securities Lending Reinvestments
Repurchase Agreements	—	117,569,089	—	117,569,089
Mutual Funds	41,500,000	—	—	41,500,000
Total Securities Lending Reinvestments	41,500,000	117,569,089	—	159,069,089
Total Investments	$2,498,142,039	$127,644,487	$—	$2,625,786,526

Collateral for Securities Loaned (Liability)	$—	$(159,069,089)	$—	$(159,069,089)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,625,786,526
Receivable for:
Investments sold	6,988,867
Fund shares sold	522,547
Dividends and interest	2,886,187
Prepaid expenses	9,103

Total Assets	2,636,193,230
Liabilities
Collateral for securities loaned	159,069,089
Payables for:
Investments purchased	9,929,732
Fund shares redeemed	568,710
Accrued Expenses:
Management fees	1,183,085
Distribution and service fees	155,289
Deferred trustees’ fees	218,720
Other expenses	227,829

Total Liabilities	171,352,454

Net Assets	$2,464,840,776

Net Assets Consist of:
Paid in surplus	$2,326,137,018
Distributable earnings (Accumulated losses)	138,703,758

Net Assets	$2,464,840,776

Net Assets
Class A	$1,747,659,480
Class B	695,338,106
Class E	21,843,190
Capital Shares Outstanding*
Class A	161,901,583
Class B	68,153,285
Class E	2,093,753
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.79
Class B	10.20
Class E	10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,638,881,439.
(b)	Includes securities loaned at value of $155,277,214.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$17,022,921
Interest	97,915
Securities lending income	131,159

Total investment income	17,251,995
Expenses
Management fees	15,751,760
Administration fees	113,869
Custodian and accounting fees	132,676
Distribution and service fees — Class B	2,006,620
Distribution and service fees — Class E	38,929
Audit and tax services	46,352
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	129,790
Insurance	24,794
Miscellaneous	23,937

Total expenses	18,323,382
Less management fee waiver	(405,830)
Less broker commission recapture	(43,851)

Net expenses	17,873,701

Net Investment Loss	(621,706)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	169,534,630
Net change in unrealized appreciation (depreciation) on:
Investments	(1,153,299,639)
Foreign currency transactions	(921)

Net change in unrealized appreciation (depreciation)	(1,153,300,560)

Net realized and unrealized gain (loss)	(983,765,930)

Net Increase (Decrease) in Net Assets From Operations	$(984,387,636)

(a)	Net of foreign withholding taxes of $500,787.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(621,706)	$(1,584,287)
Net realized gain (loss)	169,534,630	235,049,967
Net change in unrealized appreciation (depreciation)	(1,153,300,560)	333,048,707

Increase (decrease) in net assets from operations	(984,387,636)	566,514,387

From Distributions to Shareholders
Class A	(173,294,989)	(83,411,380)
Class B	(74,512,618)	(33,642,916)
Class E	(2,333,067)	(1,160,500)

Total distributions	(250,140,674)	(118,214,796)

Increase (decrease) in net assets from capital share transactions	103,898,301	266,551,860

Total increase (decrease) in net assets	(1,130,630,009)	714,851,451

Net Assets
Beginning of period	3,595,470,785	2,880,619,334

End of period	$2,464,840,776	$3,595,470,785

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	2,790,393	$35,190,908	2,301,933	$35,631,860
Fund subscription in kind (a)	0	0	35,654,942	560,852,239
Reinvestments	16,302,445	173,294,989	5,377,910	83,411,380
Redemptions	(9,480,442)	(121,100,392)	(22,633,881)	(362,155,981)

Net increase (decrease)	9,612,396	$87,385,505	20,700,904	$317,739,498

Class B
Sales	3,652,102	$42,086,519	2,028,196	$29,810,573
Fund subscription in kind (a)	0	0	4,772,276	71,584,136
Reinvestments	7,406,821	74,512,618	2,273,170	33,642,916
Redemptions	(8,370,124)	(98,828,660)	(11,976,497)	(180,493,298)

Net increase (decrease)	2,688,799	$17,770,477	(2,902,855)	$(45,455,673)

Class E
Sales	41,680	$478,295	35,724	$536,101
Reinvestments	226,952	2,333,067	77,007	1,160,500
Redemptions	(332,230)	(4,069,043)	(484,152)	(7,428,566)

Net increase (decrease)	(63,598)	$(1,257,681)	(371,421)	$(5,731,965)

Increase (decrease) derived from capital shares transactions		$103,898,301		$266,551,860

(a)	Includes cash and securities amounting to $1,599,139 and $630,837,236 respectively. Securities were valued at market as of April 30,2021.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.59	$14.45	$17.14	$16.26	$18.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.00 (b)	0.04	0.14	0.17
Net realized and unrealized gain (loss)	(4.65)	2.66	4.01	3.37	(1.28)

Total income (loss) from investment operations	(4.64)	2.66	4.05	3.51	(1.11)

Less Distributions
Distributions from net investment income	0.00	(0.03)	(0.16)	(0.19)	(0.16)
Distributions from net realized capital gains	(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(1.16)	(0.52)	(6.74)	(2.63)	(1.03)

Net Asset Value, End of Period	$10.79	$16.59	$14.45	$17.14	$16.26

Total Return (%) (c)	(27.86)	18.66	32.54	23.83	(6.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (d)	0.57	0.56	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.05	0.02	0.28	0.86	0.93
Portfolio turnover rate (%)	19	24 (f)	18	100	0 (e)
Net assets, end of period (in millions)	$1,747.7	$2,526.1	$1,901.7	$1,747.2	$1,566.4

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.80	$13.80	$16.64	$15.84	$17.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.03)	0.00 (b)	0.10	0.12
Net realized and unrealized gain (loss)	(4.42)	2.52	3.85	3.28	(1.25)

Total income (loss) from investment operations	(4.44)	2.49	3.85	3.38	(1.13)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.11)	(0.14)	(0.11)
Distributions from net realized capital gains	(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(1.16)	(0.49)	(6.69)	(2.58)	(0.98)

Net Asset Value, End of Period	$10.20	$15.80	$13.80	$16.64	$15.84

Total Return (%) (c)	(28.00)	18.27	32.23	23.57	(7.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (d)	0.82	0.81	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.20)	(0.21)	0.03	0.60	0.68
Portfolio turnover rate (%)	19	24 (f)	18	100	0 (e)
Net assets, end of period (in millions)	$695.3	$1,034.6	$943.3	$912.5	$853.6
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.11	$14.05	$16.84	$16.01	$18.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.02	0.12	0.14
Net realized and unrealized gain (loss)	(4.51)	2.57	3.90	3.31	(1.26)

Total income (loss) from investment operations	(4.52)	2.56	3.92	3.43	(1.12)

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.13)	(0.16)	(0.13)
Distributions from net realized capital gains	(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(1.16)	(0.50)	(6.71)	(2.60)	(1.00)

Net Asset Value, End of Period	$10.43	$16.11	$14.05	$16.84	$16.01

Total Return (%) (c)	(27.95)	18.46	32.30	23.66	(6.94)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.74	0.74	0.73
Net ratio of expenses to average net assets (%) (d)	0.72	0.71	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.10)	0.12	0.70	0.78
Portfolio turnover rate (%)	19	24 (f)	18	100	0 (e)
Net assets, end of period (in millions)	$21.8	$34.8	$35.5	$33.6	$31.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $10,075,398. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $117,569,089. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$532,855,953	$0	$620,449,827

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$15,751,760	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,656,037,846

Gross unrealized appreciation	369,011,502
Gross unrealized (depreciation)	(399,262,824)

Net unrealized appreciation (depreciation)	$(30,251,322)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$61,681,513	$250,140,674	$56,533,283	$250,140,674	$118,214,796

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,499,348	$162,677,827	$(30,254,696)	$—	$138,922,479

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Loomis Sayles Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2022. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2022 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index (from December 16, 2019) and the Russell 3000 Growth Index (before December 16, 2019), for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed By Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned -21.09%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of the year, equity markets within the U.S. had the worst semi-annual performance since 2008. As COVID-19 restrictions continued to ease and consumer spending remained elevated, record inflation numbers followed. The tight labor market, rising wages, and high inflation drove the U.S. Federal Reserve (the “Fed”) to begin an aggressive hiking cycle. This, combined with the Russian invasion of Ukraine and global political tensions, increased volatility and lead to a rapid decline in equities. The Fed increased the Target Federal Funds Rate a total of 1.50% during the first half of 2022. The yield curve has aggressively flattened in 2022 and interest rates rose across the curve. However, in the latter half of the year, markets seesawed due to market optimism, mixed economic reports, and a hawkish Fed. In July, markets sold off as inflation numbers came in higher than expected; However, as the Consumer Price Index showed signs of peaking, markets rallied, and financial conditions loosened. Market optimism faded when Fed Chairman Powell warned the markets that rates could be higher for longer.

Overall, U.S. equities sold-off across the board in 2022. The S&P 500 Index, which measures U.S. large cap companies declined 18.1%. Mid and small cap stocks also posted large losses with the S&P Mid Cap 400 Index falling 13.1% and the small cap Russell 2000 Index decreasing 20.4%. International equities in developed markets also fell, declining 14.5% as measured by the MSCI EAFE Index. U.S. fixed income assets, as proxied by the Bloomberg U.S. Aggregate Bond Index, declined 13.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio consists of two segments, the “Base Sleeve” and the “Overlay Sleeve.” The first segment, (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested into a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (the “Overlay Sleeve”) contains the remaining 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% that may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. Early in 2022, we managed through large changes in the realized volatility measure that drives our strategy. The Portfolio began the year in a period of moderate realized volatility, with the equity allocation near 70%. As volatility rose and equities sold off in the early months of the year, the Portfolio decreased equity allocations in February. In March, continued market volatility drove the equity contribution to volatility above the 12% constraint and we reduced equity exposure again. Following the de-risk in March, the Portfolio equity allocation remained around 45%. After a few weeks of lower volatility, volatility rose again and the Portfolio de-risked to 36%. In the summer, volatility began to fall and in August, the Portfolio re-risked partially after the 8% lower band was breached and equity exposure was increased to 50%. Volatility returned in the fourth quarter, and in October and again in November, the Portfolio de-risked and we reduced the equity exposure 34%. However, in December volatility began to fall once again, the Portfolio increased the equity exposure again to end the year around 42%.

The equity derivatives decreased Portfolio returns in 2022. Being underweight equity during the equity sell off drove outperformance versus the Dow Jones Moderate Portfolio Index benchmark. However, a lower equity weight versus the benchmark when equities rallied muted returns, resulting in underperformance. The Portfolio uses interest rate derivatives to add duration relative to the benchmark, which was a negative contributor to the Portfolio as rates rose during the period.

The Portfolio holds a significant amount of equity and interest rate derivatives to manage market exposure. Equity futures were used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange was used for exposure to international equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The increase in interest rates during the period caused the value of the swaps to decrease and contributed a -3.9% loss to the Portfolio.

As of December 30, 2022, the allocation of the Portfolio was 41.5% in equity and 40.3% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices. The allocation was as follows: 19.2% invested in the S&P 500, representing U.S.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed By Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

Large Cap; 5.8% invested in the S&P 400, representing U.S. Mid Cap; 3.5% in the Russell 2000, representing U.S. Small Cap; and 13.0% in MSCI EAFE, representing foreign equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MetLife Multi-Index Targeted Risk Portfolio
Class B	–21.09	0.83	4.36
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	40.4
MetLife Stock Index Portfolio (Class A)	16.3
MetLife MSCI EAFE Index Portfolio (Class A)	11.2
MetLife Mid Cap Stock Index Portfolio (Class A)	4.9
MetLife Russell 2000 Index Portfolio (Class A)	2.9

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	40.4
U.S. Large Cap Equities	19.3
International Developed Market Equities	13.1
U.S. Mid Cap Equities	5.8
U.S. Small Cap Equities	3.5

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.66%	$1,000.00	$972.60	$3.28
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—75.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.7%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	55,614,582	$518,327,901
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	3,966,609	62,394,752
MetLife MSCI EAFE Index Portfolio (Class A) (a)	11,162,661	143,998,327
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,399,189	36,947,507
MetLife Stock Index Portfolio (Class A) (a)	3,988,909	208,340,722

Total Mutual Funds (Cost $1,058,975,820)		970,009,209

Short-Term Investments—24.5%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $2,945,256; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $3,003,653.	2,944,667	2,944,667

U.S. Treasury—24.3%
U.S. Treasury Bills 3.836%, 01/17/23 (b)	118,200,000	118,030,900
4.104%, 02/23/23 (b) (c) (d)	195,000,000	193,826,455

		311,857,355

Total Short-Term Investments (Cost $314,757,165)		314,802,022

Total Investments—100.2% (Cost $1,373,732,985)		1,284,811,231
Other assets and liabilities (net)—(0.2)%		(2,829,158)

Net Assets—100.0%		$1,281,982,073

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $26,042,324.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $4,969,909.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/17/23	240	USD	23,392,800	$(543,084)
Russell 2000 Index E-Mini Futures	03/17/23	86	USD	7,614,870	(242,653)
S&P 500 Index E-Mini Futures	03/17/23	202	USD	38,996,100	(1,421,463)
S&P Midcap 400 Index E-Mini Futures	03/17/23	47	USD	11,480,220	(324,753)

Net Unrealized Depreciation					$(2,531,953)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	2.680%	Annually	11/17/32	USD	69,000,000	$(5,005,453)	$22,871	$(5,028,324)
Pay	12M SOFR	Annually	2.800%	Annually	10/18/32	USD	69,000,000	(4,299,245)	15,452	(4,314,697)
Pay	12M SOFR	Annually	3.250%	Annually	12/21/32	USD	69,000,000	(1,767,946)	(26,415)	(1,741,531)
Pay	12M SOFR	Annually	3.250%	Annually	03/15/33	USD	69,000,000	(1,781,235)	12,851	(1,794,086)
Pay	12M SOFR	Annually	3.440%	Annually	02/15/33	USD	69,000,000	(673,123)	(9,499)	(663,624)
Pay	12M SOFR	Annually	3.710%	Annually	01/11/33	USD	69,000,000	879,826	17,329	862,497

Totals								$(12,647,176)	$32,589	$(12,679,765)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$970,009,209	$—	$—	$970,009,209
Total Short-Term Investments*	—	314,802,022	—	314,802,022
Total Investments	$970,009,209	$314,802,022	$—	$1,284,811,231

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(2,531,953)	$—	$—	$(2,531,953)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$862,497	$—	$862,497
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(13,542,262)	—	(13,542,262)
Total Centrally Cleared Swap Contracts	$—	$(12,679,765)	$—	$(12,679,765)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$314,802,022
Affiliated investments at value (b)	970,009,209
Receivable for:
Affiliated investments sold	181,896
Fund shares sold	217
Interest	294
Prepaid expenses	1,210

Total Assets	1,284,994,848
Liabilities
Payables for:
Fund shares redeemed	182,113
Variation margin on futures contracts	439,384
Variation margin on centrally cleared swap contracts	1,689,033
Accrued Expenses:
Management fees	190,504
Distribution and service fees	278,764
Deferred trustees’ fees	139,328
Other expenses	93,649

Total Liabilities	3,012,775

Net Assets	$1,281,982,073

Net Assets Consist of:
Paid in surplus	$1,543,726,082
Distributable earnings (Accumulated losses)	(261,744,009)

Net Assets	$1,281,982,073

Net Assets
Class B	$1,281,982,073
Capital Shares Outstanding*
Class B	138,983,160
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $314,757,165.
(b)	Identified cost of affiliated investments was $1,058,975,820.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from affiliated investments	$26,844,231
Interest	5,060,627

Total investment income	31,904,858
Expenses
Management fees	2,429,500
Administration fees	52,872
Custodian and accounting fees	49,168
Distribution and service fees—Class B	3,643,219
Audit and tax services	48,144
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	10,403
Insurance	3,227
Miscellaneous	17,762

Total expenses	6,308,950

Net Investment Income	25,595,908

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	7,523
Affiliated investments	(1,305,188)
Futures contracts	(80,744,808)
Swap contracts	(76,422,896)
Capital gain distributions from affiliated investments	44,617,545

Net realized gain (loss)	(113,847,824)

Net change in unrealized appreciation (depreciation) on:
Investments	43,793
Affiliated investments	(260,581,621)
Futures contracts	(9,851,405)
Swap contracts	(13,312,222)

Net change in unrealized appreciation (depreciation)	(283,701,455)

Net realized and unrealized gain (loss)	(397,549,279)

Net Increase (Decrease) in Net Assets From Operations	$(371,953,371)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,595,908	$20,491,839
Net realized gain (loss)	(113,847,824)	142,616,003
Net change in unrealized appreciation (depreciation)	(283,701,455)	9,673,027

Increase (decrease) in net assets from operations	(371,953,371)	172,780,869

From Distributions to Shareholders
Class B	(162,548,607)	(101,089,371)

Total distributions	(162,548,607)	(101,089,371)

Increase (decrease) in net assets from capital share transactions	(2,453,147)	(138,623,534)

Total increase (decrease) in net assets	(536,955,125)	(66,932,036)

Net Assets
Beginning of period	1,818,937,198	1,885,869,234

End of period	$1,281,982,073	$1,818,937,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	1,881,393	$19,297,712	1,321,024	$17,082,434
Reinvestments	17,329,276	162,548,607	7,978,640	101,089,371
Redemptions	(17,568,033)	(184,299,466)	(19,781,670)	(256,795,339)

Net increase (decrease)	1,642,636	$(2,453,147)	(10,482,006)	$(138,623,534)

Increase (decrease) derived from capital shares transactions		$(2,453,147)		$(138,623,534)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.24	$12.76	$13.47	$11.31	$13.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.14	0.21	0.26	0.25
Net realized and unrealized gain (loss)	(2.95)	1.07	0.52	2.17	(1.13)

Total income (loss) from investment operations	(2.77)	1.21	0.73	2.43	(0.88)

Less Distributions
Distributions from net investment income	(0.20)	(0.24)	(0.29)	(0.27)	(0.23)
Distributions from net realized capital gains	(1.05)	(0.49)	(1.15)	0.00	(0.84)

Total distributions	(1.25)	(0.73)	(1.44)	(0.27)	(1.07)

Net Asset Value, End of Period	$9.22	$13.24	$12.76	$13.47	$11.31

Total Return (%) (b)	(21.09)	9.72	6.56	21.71	(7.18)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (d)	1.76	1.10	1.68	2.08	1.98
Portfolio turnover rate (%)	7	7	7	7	8
Net assets, end of period (in millions)	$1,282.0	$1,818.9	$1,885.9	$1,947.5	$1,756.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had investments in repurchase agreements with a gross value of $2,944,667, which is included in Investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$862,497	Unrealized depreciation on centrally cleared swap contracts (a)	$13,542,262
Equity			Unrealized depreciation on futures contracts (b)	2,531,953

Total		$862,497		$16,074,215

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(80,744,808)	$(80,744,808)
Swap contracts	(76,422,896)	—	(76,422,896)

	$(76,422,896)	$(80,744,808)	$(157,167,704)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(9,851,405)	$(9,851,405)
Swap contracts	(13,312,222)	—	(13,312,222)

	$(13,312,222)	$(9,851,405)	$(23,163,627)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$179,884,990
Futures contracts short	(31,567,892)
Swap contracts	449,833,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$73,048,014	$0	$199,364,857

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2022	% per annum	Average Daily Net Assets of the Overlay Portion
$1,725,494	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2022	% per annum	Average Daily Net Assets of the Base Portion
$704,006	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2022 were $681,374.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2022 were as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
MetLife Aggregate Bond Index Portfolio	$716,585,440	$16,512,634	$(108,511,111)	$(13,093,013)	$(93,166,049)	$518,327,901	$—	$16,512,634	55,614,582
MetLife Mid Cap Stock Index Portfolio	86,354,388	12,273,149	(13,064,376)	59,935	(23,228,344)	62,394,752	11,445,210	795,907	3,966,609
MetLife MSCI EAFE Index Portfolio	211,612,057	10,427,585	(38,630,821)	3,115,494	(42,525,988)	143,998,327	4,236,258	6,007,153	11,162,661
MetLife Russell 2000 Index Portfolio	51,279,436	9,431,510	(5,593,991)	(1,033,211)	(17,136,237)	36,947,507	7,641,670	462,939	2,399,189
MetLife Stock Index Portfolio	292,381,540	24,403,136	(33,564,558)	9,645,607	(84,525,003)	208,340,722	21,294,407	3,065,598	3,988,909

	$1,358,212,861	$73,048,014	$(199,364,857)	$(1,305,188)	$(260,581,621)	$970,009,209	$44,617,545	$26,844,231

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,404,724,611

Gross unrealized appreciation	15,977,494
Gross unrealized (depreciation)	(135,890,874)

Net unrealized appreciation (depreciation)	$(119,913,380)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$27,934,383	$75,643,216	$134,614,224	$25,446,155	$162,548,607	$101,089,371

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,942,231	$—	$(132,593,145)	$(157,953,765)	$(261,604,679)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $125,985,418 and accumulated long-term capital losses of $31,968,347.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MetLife Multi-Index Targeted Risk Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

BHFTI-23

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were equal to the Expense Universe median and that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the MFS Research International Portfolio returned -17.30%, -17.57%, and -17.43%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index¹ and the MSCI All Country World (ex-U.S.) Index², returned -14.45% and -16.00%, respectively.

MARKET ENVIRONMENT / CONDITIONS

During the past year, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the pandemic has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility during the reporting period.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve (the “Fed”) has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its yield curve control band, capping the yield on its 10-year bond at 0.50%, up from 0.25%, an action that investors interpreted as a first step toward monetary policy normalization.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index (the “Index”), during the period. Stock selection in the Industrials sector detracted from relative performance. However, there were no individual stocks within this sector, either in the Portfolio or in the benchmark, that were among the Portfolio’s largest relative detractors during the period.

Security selection within both the Materials and Real Estate sectors also held back relative results. Within the Materials sector, the Portfolio’s overweight position in specialty chemical products maker Croda International (U.K.) and not owning shares of mining giant BHP Group (Australia) dampened relative returns. Within the Real Estate sector, an overweight position in real estate company LEG Immobilien (Germany) and out-of-benchmark real estate development company Grand City Properties (Germany) harmed relative returns.

Elsewhere, the Portfolio’s holdings of out-of-benchmark software engineering solutions and technology services provider EPAM Systems (which was not held in the Portfolio at period end), and not owning strong-performing global energy and petrochemicals company Shell (U.K.) and biopharmaceutical company AstraZeneca (U.K.) hurt relative results. Additionally, an overweight position in shares of healthcare, lighting, and consumer well-being technology firm Koninklijke Philips (Netherlands), which was not held in the Portfolio at the period end, business system services company Nomura Research Institute (Japan) and sportswear and sports equipment manufacturer Adidas (Germany), which was not held in the Portfolio at period end, weakened relative returns.

An underweight allocation to the Consumer Discretionary sector contributed to relative performance over the reporting period. Here, avoiding a poor-performing electronic equipment manufacturer Sony (Japan) aided relative results.

Stocks in other sectors that contributed to relative performance included overweight holdings of pharmaceutical company Novo Nordisk (Denmark), oil and gas company Galp Energia (Portugal), commodity trading and mining company Glencore (U.K.), international banking and financial services provider NatWest Group (U.K.), oil & gas firm Woodside Energy Group (Australia) and tobacco distributor British American Tobacco (U.K.). Additionally, an underweight position in lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and holdings of out-of-benchmark industrial gas supplier Linde (Germany) and out-of-benchmark risk management and human capital consulting services provider Aon (Ireland) further helped relative returns.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

in foreign currencies, was a contributor to relative performance. The Portfolio’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

During the reporting period, the Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the Index. At period end, the Portfolio was most overweight Materials, owning a diversified group of companies in chemical subindustries such as industrial gases, paints & coatings, and flavors and fragrances. Within Information Technology (“IT”), we were overweight to IT Services, where we favored several well positioned specialty service providers. The Portfolio was underweight Consumer Discretionary, where we have avoided the auto manufacturers. Within Consumer Staples, we were most underweight personal products and food & staples retailing.

Camille Humphries Lee

Victoria Higley^

Nicholas Paul^

Portfolio Managers

Massachusetts Financial Services Company

^ Victoria Higley relinquished her portfolio management responsibilities for the Portfolio effective December 31, 2022. On the same effective date, Nicholas Paul assumed portfolio management responsibilities for the Portfolio.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

² The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-17.30	3.08	5.02
Class B	-17.57	2.81	4.75
Class E	-17.43	2.91	4.85
MSCI EAFE Index	-14.45	1.54	4.67
MSCI All Country World (ex-U.S.) Index	-16.00	0.88	3.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Novo Nordisk A/S - Class B	3.3
Roche Holding AG	3.3
Nestle S.A.	3.1
Linde plc	2.9
LVMH Moet Hennessy Louis Vuitton SE	2.7
Schneider Electric SE	2.5
Hitachi, Ltd.	1.8
TotalEnergies SE	1.7
AIA Group, Ltd.	1.6
UBS Group AG	1.5

Top Countries

% of Net Assets
Japan	18.8
Switzerland	14.4
United Kingdom	13.8
France	11.7
Germany	6.3
Netherlands	4.9
United States	4.1
Hong Kong	3.9
Denmark	3.6
Australia	3.4

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.63%	$1,000.00	$1,039.30	$3.24
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,037.80	$4.52
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,038.50	$4.01
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Australia—3.4%
APA Group	792,354	$5,801,331
Aristocrat Leisure, Ltd.	375,645	7,757,548
Carsales.com, Ltd.	356,414	5,030,849
Macquarie Group, Ltd.	115,496	13,111,713
Seek, Ltd.	249,592	3,553,272
Woodside Energy Group, Ltd.	589,649	14,266,619

		49,521,332

Canada—1.5%
Constellation Software, Inc.	10,618	16,577,568
Ritchie Bros Auctioneers, Inc.	100,569	5,809,086

		22,386,654

China—2.5%
China Resources Gas Group, Ltd.	1,525,224	5,680,337
ESR Group, Ltd. (a)	2,883,600	6,052,591
NetEase, Inc. (ADR)	127,310	9,246,525
Tencent Holdings, Ltd.	166,000	7,055,366
Yum China Holdings, Inc.	165,417	9,040,039

		37,074,858

Denmark—3.6%
Novo Nordisk A/S - Class B	360,819	48,854,875
Orsted A/S	56,061	5,086,235

		53,941,110

France—11.7%
BNP Paribas S.A.	394,811	22,467,638
Cie Generale des Etablissements Michelin SCA	287,120	7,983,916
Danone S.A.	173,177	9,123,639
Legrand S.A.	197,824	15,928,281
LVMH Moet Hennessy Louis Vuitton SE	54,815	39,820,078
Sanofi	120,085	11,619,499
Schneider Electric SE	262,460	36,912,227
Thales S.A.	35,566	4,546,630
TotalEnergies SE (a)	396,247	24,731,817

		173,133,725

Germany—6.3%
Bayer AG	197,207	10,182,286
E.ON SE	744,060	7,426,035
GEA Group AG	376,792	15,391,304
Grand City Properties S.A.	572,302	5,632,227
LEG Immobilien SE	172,861	11,264,726
Merck KGaA	81,168	15,719,010
MTU Aero Engines AG	58,477	12,656,782
Symrise AG	133,121	14,482,563

		92,754,933

Greece—0.4%
Hellenic Telecommunications Organization S.A.	396,783	6,196,870

Hong Kong—3.9%
AIA Group, Ltd.	2,199,428	24,231,107

Hong Kong—(Continued)
CLP Holdings, Ltd.	891,500	$6,505,088
Hong Kong Exchanges & Clearing, Ltd.	340,900	14,732,042
Techtronic Industries Co., Ltd.	1,146,500	12,766,291

		58,234,528

India—0.9%
HDFC Bank, Ltd.	666,660	13,138,329

Ireland—0.9%
Bank of Ireland Group plc	394,159	3,737,297
Flutter Entertainment plc (b)	31,292	4,277,073
Ryanair Holdings plc (ADR) (b)	75,186	5,620,906

		13,635,276

Italy—1.0%
Eni S.p.A.	998,883	14,268,285

Japan—18.8%
Bridgestone Corp. (a)	224,400	7,989,022
Daikin Industries, Ltd.	119,200	18,336,480
Fujitsu, Ltd.	144,400	19,122,611
Hitachi, Ltd.	515,300	25,932,392
Idemitsu Kosan Co., Ltd.	374,200	8,756,674
Kansai Paint Co., Ltd.	342,600	4,224,566
Kao Corp. (a)	205,400	8,222,280
KDDI Corp.	437,700	13,229,097
Kirin Holdings Co., Ltd. (a)	559,400	8,570,158
Koito Manufacturing Co., Ltd.	549,100	8,179,272
Kubota Corp. (a)	883,300	12,167,754
Kyocera Corp.	199,000	9,930,962
Kyowa Kirin Co., Ltd.	735,500	16,919,565
Mitsubishi UFJ Financial Group, Inc.	1,876,300	12,657,575
Nitto Denko Corp.	191,700	11,027,449
Nomura Research Institute, Ltd.	586,600	13,944,935
Persol Holdings Co., Ltd.	273,000	5,797,636
Santen Pharmaceutical Co., Ltd.	1,141,200	9,336,495
Secom Co., Ltd.	78,500	4,478,064
SMC Corp.	40,300	17,056,152
SoftBank Group Corp.	197,000	8,342,568
Sugi Holdings Co., Ltd.	81,200	3,620,497
Terumo Corp.	295,500	8,356,399
Toyota Industries Corp.	193,300	10,538,887
Yamaha Corp.	165,000	6,087,380
ZOZO, Inc.	218,000	5,412,556

		278,237,426

Netherlands—4.9%
Akzo Nobel NV	162,102	10,816,424
ASML Holding NV	10,470	5,667,442
Euronext NV	259,217	19,214,357
NXP Semiconductors NV (a)	55,488	8,768,769
QIAGEN NV (b)	395,569	19,908,404
Wolters Kluwer NV	80,586	8,417,940

		72,793,336

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—1.3%
Galp Energia SGPS S.A.	1,377,866	$18,644,528

South Korea—1.0%
NAVER Corp.	31,515	4,476,037
Samsung Electronics Co., Ltd.	248,564	10,961,197

		15,437,234

Spain—2.6%
Amadeus IT Group S.A. (b)	244,794	12,624,038
Cellnex Telecom S.A.	260,654	8,668,209
Iberdrola S.A.	1,472,276	17,221,944

		38,514,191

Switzerland—14.4%
Cie Financiere Richemont S.A. - Class A	130,548	16,893,647
Glencore plc	3,416,857	22,847,752
Julius Baer Group, Ltd.	221,277	12,861,944
Nestle S.A.	393,352	45,426,446
Roche Holding AG	155,118	48,747,668
Schindler Holding AG (Participation Certificate)	57,488	10,794,460
Sika AG	56,437	13,617,650
UBS Group AG	1,227,133	22,873,248
Zurich Insurance Group AG	38,085	18,199,882

		212,262,697

Taiwan—0.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	744,468	10,850,360

Thailand—0.6%
Advanced Info Service PCL (NVDR)	1,485,900	8,365,829

United Kingdom—13.8%
Beazley plc	1,329,871	10,884,693
British American Tobacco plc	533,365	21,161,102
Burberry Group plc	204,114	4,987,531
ConvaTec Group plc	2,992,406	8,414,301
Croda International plc	180,217	14,402,659
Diageo plc	487,934	21,546,818
Hiscox, Ltd.	618,971	8,155,286
Linde plc (a)	131,851	43,111,465
London Stock Exchange Group plc	231,240	19,952,324
NatWest Group plc	6,806,708	21,727,946
Ocado Group plc (a) (b)	212,462	1,598,815
Reckitt Benckiser Group plc	209,065	14,544,451
Weir Group plc (The)	390,467	7,836,260
Whitbread plc	186,418	5,799,309

		204,122,960

United States—4.1%
Aon plc - Class A	69,201	20,769,988
Cadence Design Systems, Inc. (b)	55,855	8,972,547
NIKE, Inc. - Class B	66,896	7,827,501

United States—(Continued)
Visa, Inc. - Class A	70,096	14,563,145
Willis Towers Watson plc	32,821	8,027,360

		60,160,541

Total Common Stocks (Cost $1,293,289,708)		1,453,675,002

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (b) (Cost $0)	298,538	248,607

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $7,747,851; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $7,901,271.	7,746,302	7,746,302

Total Short-Term Investments (Cost $7,746,302)		7,746,302

Securities Lending Reinvestments (c)—4.8%

Repurchase Agreements—3.1%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $6,121,565; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $6,241,084.	6,118,710	6,118,710
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $10,004,778; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $13,006,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $13,271,531.	13,000,000	13,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $2,040,963.	2,000,000	$2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $1,000,480; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $1,023,869.	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $1,100,924; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $1,124,616.	1,100,000	1,100,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $500,236; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $510,903.	500,000	500,000
Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $3,001,420; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $6,002,927; collateralized by various Common Stock with an aggregate market value of $6,677,083.	6,000,000	6,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $300,147; collateralized by various Common Stock with an aggregate market value of $333,888.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $2,000,978; collateralized by various Common Stock with an aggregate market value of $2,229,114.	2,000,000	2,000,000

		45,018,710

Mutual Funds—1.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (d)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (d)	2,000,000	2,000,000

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (d)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (d)	7,000,000	7,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (d)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (d)	7,000,000	7,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (d)	1,000,000	1,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $70,018,710)		70,018,710

Total Investments—103.6% (Cost $1,371,054,720)		1,531,688,621
Other assets and liabilities (net)—(3.6)%		(53,019,103)

Net Assets—100.0%		$1,478,669,518

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $100,694,274 and the collateral received consisted of cash in the amount of $70,018,710 and non-cash collateral with a value of $36,234,130. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Pharmaceuticals	10.9
Chemicals	7.5
Capital Markets	6.9
Insurance	6.1
Machinery	5.9
Oil, Gas & Consumable Fuels	5.5
Banks	5.0
Textiles, Apparel & Luxury Goods	4.7
IT Services	4.1
Food Products	3.7

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(NVDR)—	Non-Voting Depository Receipts

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$49,521,332	$—	$49,521,332
Canada	22,386,654	—	—	22,386,654
China	18,286,564	18,788,294	—	37,074,858
Denmark	—	53,941,110	—	53,941,110
France	—	173,133,725	—	173,133,725
Germany	—	92,754,933	—	92,754,933
Greece	—	6,196,870	—	6,196,870
Hong Kong	—	58,234,528	—	58,234,528
India	—	13,138,329	—	13,138,329
Ireland	5,620,906	8,014,370	—	13,635,276
Italy	—	14,268,285	—	14,268,285
Japan	—	278,237,426	—	278,237,426
Netherlands	8,768,769	64,024,567	—	72,793,336
Portugal	—	18,644,528	—	18,644,528
South Korea	—	15,437,234	—	15,437,234
Spain	—	38,514,191	—	38,514,191
Switzerland	—	212,262,697	—	212,262,697
Taiwan	—	10,850,360	—	10,850,360
Thailand	8,365,829	—	—	8,365,829
United Kingdom	—	204,122,960	—	204,122,960
United States	60,160,541	—	—	60,160,541
Total Common Stocks	123,589,263	1,330,085,739	—	1,453,675,002
Total Warrants*	248,607	—	—	248,607
Total Short-Term Investment*	—	7,746,302	—	7,746,302
Securities Lending Reinvestments
Repurchase Agreements	—	45,018,710	—	45,018,710
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	45,018,710	—	70,018,710
Total Investments	$148,837,870	$1,382,850,751	$—	$1,531,688,621

Collateral for Securities Loaned (Liability)	$—	$(70,018,710)	$—	$(70,018,710)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,531,688,621
Cash denominated in foreign currencies (c)	5
Receivable for:
Investments sold	13,940,478
Fund shares sold	12,478
Dividends and interest	6,697,183
Prepaid expenses	5,797

Total Assets	1,552,344,562
Liabilities
Collateral for securities loaned	70,018,710
Payables for:
Fund shares redeemed	1,787,391
Foreign taxes	530,904
Accrued Expenses:
Management fees	762,515
Distribution and service fees	102,744
Deferred trustees’ fees	163,275
Other expenses	309,505

Total Liabilities	73,675,044

Net Assets	$1,478,669,518

Net Assets Consist of:
Paid in surplus	$1,272,723,960
Distributable earnings (Accumulated losses) (d)	205,945,558

Net Assets	$1,478,669,518

Net Assets
Class A	$1,001,250,123
Class B	472,210,349
Class E	5,209,046
Capital Shares Outstanding*
Class A	90,233,604
Class B	43,041,264
Class E	471,474
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.10
Class B	10.97
Class E	11.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,371,054,720.
(b)	Includes securities loaned at value of $100,694,274.
(c)	Identified cost of cash denominated in foreign currencies was $5.
(d)	Includes foreign capital gains tax of $530,652.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$36,018,118
Non-cash dividends	2,364,195
Interest	62,617
Securities lending income	294,384

Total investment income	38,739,314
Expenses
Management fees	11,145,331
Administration fees	71,518
Custodian and accounting fees	359,318
Distribution and service fees—Class B	1,250,342
Distribution and service fees—Class E	8,468
Audit and tax services	52,592
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	86,830
Insurance	13,938
Miscellaneous	44,160

Total expenses	13,087,152
Less management fee waiver	(1,721,143)

Net expenses	11,366,009

Net Investment Income	27,373,305

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	30,454,138
Foreign currency transactions	(669,399)

Net realized gain (loss)	29,784,739

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(390,041,290)
Foreign currency transactions	(72,936)

Net change in unrealized appreciation (depreciation)	(390,114,226)

Net realized and unrealized gain (loss)	(360,329,487)

Net Increase (Decrease) in Net Assets From Operations	$(332,956,182)

(a)	Net of foreign withholding taxes of $3,362,232.
(b)	Net of foreign capital gains tax of $446,319.
(c)	Includes change in foreign capital gains tax of $455,242.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$27,373,305	$23,893,494
Net realized gain (loss)	29,784,739	113,356,588
Net change in unrealized appreciation (depreciation)	(390,114,226)	79,126,458

Increase (decrease) in net assets from operations	(332,956,182)	216,376,540

From Distributions to Shareholders
Class A	(95,978,836)	(61,360,182)
Class B	(43,478,592)	(27,963,749)
Class E	(491,598)	(336,131)

Total distributions	(139,949,026)	(89,660,062)

Increase (decrease) in net assets from capital share transactions	10,758,560	(62,364,266)

Total increase (decrease) in net assets	(462,146,648)	64,352,212

Net Assets
Beginning of period	1,940,816,166	1,876,463,954

End of period	$1,478,669,518	$1,940,816,166

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,853,323	$20,500,073	2,176,844	$32,228,549
Reinvestments	8,944,905	95,978,836	4,228,820	61,360,182
Redemptions	(9,674,838)	(113,442,350)	(8,664,650)	(126,054,324)

Net increase (decrease)	1,123,390	$3,036,559	(2,258,986)	$(32,465,593)

Class B
Sales	1,957,737	$22,692,047	2,506,744	$36,035,202
Reinvestments	4,094,029	43,478,592	1,945,981	27,963,749
Redemptions	(4,936,449)	(58,248,471)	(6,464,149)	(93,173,934)

Net increase (decrease)	1,115,317	$7,922,168	(2,011,424)	$(29,174,983)

Class E
Sales	13,237	$145,281	11,370	$161,444
Reinvestments	45,987	491,598	23,246	336,131
Redemptions	(70,544)	(837,046)	(84,035)	(1,221,265)

Net increase (decrease)	(11,320)	$(200,167)	(49,419)	$(723,690)

Increase (decrease) derived from capital shares transactions		$10,758,560		$(62,364,266)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.81	$13.86	$13.03	$10.79	$12.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.17	0.28	0.23
Net realized and unrealized gain (loss)	(2.81)	1.46	1.39	2.73	(1.95)

Total income (loss) from investment operations	(2.60)	1.65	1.56	3.01	(1.72)

Less Distributions
Distributions from net investment income	(0.26)	(0.17)	(0.31)	(0.20)	(0.28)
Distributions from net realized capital gains	(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(1.11)	(0.70)	(0.73)	(0.77)	(0.28)

Net Asset Value, End of Period	$11.10	$14.81	$13.86	$13.03	$10.79

Total Return (%) (b)	(17.30)	11.98	13.28	28.69	(13.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (c)	0.64	0.64	0.64	0.64	0.65
Ratio of net investment income (loss) to average net assets (%)	1.81	1.31	1.36	2.32	1.83
Portfolio turnover rate (%)	20	18	26	15	21
Net assets, end of period (in millions)	$1,001.3	$1,319.7	$1,266.4	$1,211.1	$1,075.1

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.65	$13.72	$12.90	$10.69	$12.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.15	0.13	0.25	0.20
Net realized and unrealized gain (loss)	(2.79)	1.45	1.38	2.69	(1.94)

Total income (loss) from investment operations	(2.61)	1.60	1.51	2.94	(1.74)

Less Distributions
Distributions from net investment income	(0.22)	(0.14)	(0.27)	(0.16)	(0.24)
Distributions from net realized capital gains	(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(1.07)	(0.67)	(0.69)	(0.73)	(0.24)

Net Asset Value, End of Period	$10.97	$14.65	$13.72	$12.90	$10.69

Total Return (%) (b)	(17.57)	11.71	13.02	28.31	(14.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	1.00	0.99	1.00
Net ratio of expenses to average net assets (%) (c)	0.89	0.89	0.89	0.89	0.90
Ratio of net investment income (loss) to average net assets (%)	1.56	1.07	1.11	2.07	1.59
Portfolio turnover rate (%)	20	18	26	15	21
Net assets, end of period (in millions)	$472.2	$614.0	$602.7	$580.0	$515.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.74	$13.80	$12.98	$10.75	$12.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.15	0.26	0.21
Net realized and unrealized gain (loss)	(2.79)	1.45	1.38	2.72	(1.94)

Total income (loss) from investment operations	(2.60)	1.62	1.53	2.98	(1.73)

Less Distributions
Distributions from net investment income	(0.24)	(0.15)	(0.29)	(0.18)	(0.26)
Distributions from net realized capital gains	(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(1.09)	(0.68)	(0.71)	(0.75)	(0.26)

Net Asset Value, End of Period	$11.05	$14.74	$13.80	$12.98	$10.75

Total Return (%) (b)	(17.43)	11.80	13.06	28.47	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.90	0.89	0.90
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	1.65	1.19	1.22	2.16	1.71
Portfolio turnover rate (%)	20	18	26	15	21
Net assets, end of period (in millions)	$5.2	$7.1	$7.3	$7.8	$6.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Portfolio received EU tax reclaim payments in the amount of $78,872 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $7,746,302. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $45,018,710. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$309,986,417	$0	$427,614,262

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $157,557 in purchases and $1,207,207 in sales of investments, which are included above, and resulted in net realized gains of $230,256.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average daily net assets
$11,145,331	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,377,558,444

Gross unrealized appreciation	281,540,046
Gross unrealized (depreciation)	(127,397,253)

Net unrealized appreciation (depreciation)	$154,142,793

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$41,063,108	$21,004,115	$98,885,918	$68,655,947	$139,949,026	$89,660,062

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,162,872	$28,350,983	$153,594,980	$—	$206,108,835

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board noted that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022. The Board further noted that the Portfolio underperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year period ended October 31, 2022 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Morgan Stanley Discovery Portfolio returned -62.47%, -62.52%, and -62.53%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned -26.72%.

MARKET ENVIRONMENT / CONDITIONS

Throughout 2022, fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions and ongoing effects of the global pandemic continued to weigh on market sentiment, contributing to greater volatility and a continued aversion towards high growth equities. The Russia-Ukraine war and China’s widespread COVID-19 lockdowns worsened supply chain bottlenecks and drove food and energy prices higher. The U.S. Federal Reserve and other central banks around the world responded with larger-than-normal interest rate increases to bring inflation down, compounding economic uncertainty and contributing to elevated volatility in stock and bond markets. While tightening financial conditions helped slow some segments of the economy and inflation appeared to be receding from peak levels, the jobs market remained resilient and inflation rates were still historically high at year-end, setting up expectations for additional interest rate hikes in 2023.

Mid-cap growth equities, as measured by the Russell Midcap Growth Index (the “Index”), declined over the 12-month period. Outside of the Energy sector’s significant outperformance and a small positive return from Utilities, all other sectors in the Index had negative performance in 2022. Communication Services, Information Technology (“IT”) and Consumer Discretionary were the bottom performing sectors. Growth stocks underperformed the broad market in the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the benchmark in this 12-month period primarily due to adverse stock selection; sector allocations detracted to a lesser extent. Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to Portfolio performance in 2022. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the Portfolio, remained largely healthy.

IT was by far the top detractor in the Portfolio this period, due to mixed stock selection. Affirm Holdings (2.1% of the Portfolio), a technology company specializing in consumer buy-now-pay-later point of sale financing and payment processing, was the largest detractor within the sector and across the whole Portfolio. Its shares languished due to concerns about a tougher funding environment and macroeconomic weakness resulting in potentially greater consumer delinquencies and loan losses. Cloudflare (5.8% of the Portfolio), MongoDB (sold), Okta (sold), and Unity Software (sold) were also among the largest detractors in the sector and Portfolio as a whole.

The Portfolio’s stock selection and sector allocations in most other sectors detracted as well; stock selection in Consumer Discretionary, Health Care and Financials, and an overweight to Communication Services were also among the largest detractors from relative results. Nearly all sectors detracted over the period; however, this was modestly offset by the positive impact of an average overweight in Health Care and average underweight in Consumer Discretionary. Utilities – a sector the Portfolio had no exposure to – had a negligible impact on relative performance.

Leading Korean e-commerce platform Coupang (2.4% of the Portfolio) was the top contributor across the Portfolio. Coupang benefited from improved operational efficiency, supply chain optimization and strong growth in its advertising business. Coupang’s improving profitability increased investors’ confidence in its ability to achieve its long-term targets.

As of the end of the period, the Portfolio’s top holdings included Royalty Pharma (6.9% of the Portfolio), Snowflake (6.5% of the Portfolio), Agilon Health (6.0% of the Portfolio), Adyen (Netherlands) (5.9% of the Portfolio) and Cloudflare (5.8% of the Portfolio). The Portfolio had sector overweight positions in Communication Services, IT, Health Care and Consumer Discretionary; sector underweight positions in Industrials, Financials and Materials; and no exposure to Energy, Consumer Staples, Real Estate and Utilities.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives were not a material factor affecting performance in the period.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.
1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	-62.47	5.73	8.62
Class B	-62.52	5.49	8.36
Class E	-62.53	5.57	8.45
Russell Midcap Growth Index	-26.72	7.64	11.41

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Royalty Pharma plc - Class A	6.9
Snowflake, Inc. - Class A	6.5
Agilon Health, Inc.	6.0
Adyen NV	5.9
Cloudflare, Inc. - Class A	5.8
Trade Desk, Inc. (The) - Class A	5.6
Doximity, Inc. - Class A	5.5
Bill.com Holdings, Inc.	5.2
Datadog, Inc. - Class A	4.7
ZoomInfo Technologies, Inc. - Class A	4.5

Top Sectors

% of Net Assets
Information Technology	36.9
Health Care	23.0
Consumer Discretionary	16.1
Communication Services	14.6
Industrials	2.2
Financials	0.9
Materials	0.4

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.66%	$1,000.00	$869.10	$3.11
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$869.20	$4.29
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E (a)	Actual	0.81%	$1,000.00	$866.70	$3.81
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—92.5% of Net Assets

Security Description	Shares	Value

Biotechnology—0.8%
Intellia Therapeutics, Inc. (a) (b)	104,601	$3,649,529
ProKidney Corp. (a) (b)	497,653	3,413,899

		7,063,428

Capital Markets—0.3%
Coinbase Global, Inc. - Class A (a) (b)	81,981	2,901,308

Chemicals—0.4%
Ginkgo Bioworks Holdings, Inc. (a) (b)	1,915,405	3,237,034

Commercial Services & Supplies—0.2%
Aurora Innovation, Inc. (a) (b)	1,214,024	1,468,969

Consumer Finance—0.5%
Upstart Holdings, Inc. (a) (b)	331,567	4,383,316

Entertainment—4.5%
ROBLOX Corp. - Class A (a) (b)	1,337,729	38,071,767

Health Care Providers & Services—6.7%
Agilon Health, Inc. (a) (b)	3,186,644	51,432,434
Guardant Health, Inc. (a) (b)	208,028	5,658,362

		57,090,796

Health Care Technology—5.5%
Doximity, Inc. - Class A (a) (b)	1,389,699	46,638,298

Interactive Media & Services—4.5%
ZoomInfo Technologies, Inc. - Class A (a) (b)	1,268,617	38,198,058

Internet & Direct Marketing Retail—14.3%
Chewy, Inc. - Class A (a) (b)	1,023,632	37,956,275
Coupang, Inc. (a)	1,374,862	20,224,220
DoorDash, Inc. - Class A (a) (b)	776,113	37,889,837
Global-e Online, Ltd. (a) (b)	860,168	17,753,867
Wayfair, Inc. - Class A (a) (b)	243,061	7,994,276

		121,818,475

IT Services—22.2%
Adyen NV (a)	36,395	50,363,994
Affirm Holdings, Inc. (a) (b)	1,813,219	17,533,828
Cloudflare, Inc. - Class A (a) (b)	1,086,307	49,111,939
Shopify, Inc. - Class A (a)	477,087	16,559,690
Snowflake, Inc. - Class A (a)	389,191	55,864,476

		189,433,927

Leisure Products—1.5%
Peloton Interactive, Inc. - Class A (a) (b)	1,670,920	13,267,105

Life Sciences Tools & Services—3.1%
10X Genomics, Inc. - Class A (a) (b)	405,960	14,793,182
Illumina, Inc. (a)	59,514	12,033,731

		26,826,913

Pharmaceuticals—6.9%
Royalty Pharma plc - Class A (b)	1,489,705	58,873,142

Road & Rail—2.0%
Grab Holdings, Ltd. - Class A (a) (b)	5,415,156	17,436,802

Software—18.8%
Bill.com Holdings, Inc. (a) (b)	403,396	43,954,028
Datadog, Inc. - Class A (a) (b)	550,563	40,466,381
Gitlab, Inc. - Class A (a) (b)	314,699	14,299,923
MicroStrategy, Inc. - Class A (a) (b)	20,239	2,865,235
Samsara, Inc. - Class A (a) (b)	839,582	10,436,004
Trade Desk, Inc. (The) - Class A (a)	1,072,621	48,085,599

		160,107,170

Specialty Retail—0.3%
Carvana Co. (a) (b)	563,544	2,671,199

Total Common Stocks (Cost $1,455,446,973)		789,487,707

Convertible Preferred Stock—1.6%

Software—1.6%
Databricks, Inc. - Series H† (a) (c) (d) (Cost $16,889,079)	229,833	13,789,980

Escrow Shares—0.0%

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable† (a) (c) (d) (Cost $0)	60,812	24,933

Warrants—0.0%

Chemicals—0.0%
Ginkgo Bioworks Holding, Inc., Expires 08/01/26 (a) (Cost $348,552)	104,671	20,934

Short-Term Investment—5.6%

Repurchase Agreement—5.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $47,577,676; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $48,519,538.	47,568,162	47,568,162

Total Short-Term Investments (Cost $47,568,162)		47,568,162

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—26.9%

Security Description	Principal Amount*	Value

Certificates of Deposit—9.5%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (f)	5,000,000	$5,006,754
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (f)	4,000,000	3,999,819
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (f)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (f)	7,000,000	7,002,942
4.980%, SOFR + 0.680%, 08/16/23 (f)	2,000,000	2,002,338
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (f)	5,000,000	5,000,331
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (f)	6,000,000	6,000,000
4.830%, SOFR + 0.530%, 02/01/23 (f)	5,000,000	5,001,045
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (f)	2,000,000	2,000,601
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (f)	6,000,000	6,002,367
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (f)	16,000,000	15,999,744
Sumitomo Mitsui Trust Bank, Ltd. 4.840%, SOFR + 0.540%, 01/10/23 (f)	2,000,000	2,000,156
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (f)	2,000,000	2,001,358
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (f)	5,000,000	5,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (f)	10,000,000	9,998,900
4.850%, SOFR + 0.550%, 02/22/23 (f)	2,000,000	2,000,682

		81,017,118

Commercial Paper—2.5%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (f)	5,000,000	5,001,265
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (f)	8,000,000	8,010,896
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (f)	6,000,000	6,001,620
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (f)	2,000,000	2,001,976

		21,015,757

Master Demand Notes—0.8%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (f)	7,000,000	6,999,921

Repurchase Agreements—11.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $5,125,132; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $15,980,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $16,306,017.	15,972,402	15,972,402

Repurchase Agreements —(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $15,007,200; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $15,358,038.	15,000,000	15,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $10,608,904; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $10,837,209.	10,600,000	10,600,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $23,620,421; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $25,696,353.	23,600,000	23,600,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.570%, due on 02/03/23 with a maturity value of $10,044,431; collateralized by various Common Stock with an aggregate market value of $11,112,522.	10,000,000	10,000,000
Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,800,850; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,839,251.	1,800,000	1,800,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $25,012; collateralized by various Common Stock with an aggregate market value of $27,821.	25,000	25,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $125,061; collateralized by various Common Stock with an aggregate market value of $139,106.	125,000	125,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $9,207,907; collateralized by various Common Stock with an aggregate market value of $10,241,366.	9,200,000	9,200,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $5,002,445; collateralized by various Common Stock with an aggregate market value of $5,557,398.	5,000,000	5,000,000

		99,322,402

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposit—1.3%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (f)	11,000,000	$11,000,000

Mutual Funds—1.2%
HSBC U.S. Government Money Market Fund, Class I 4.130% (g)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (g)	5,000,000	5,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $229,322,515)		229,355,198

Total Purchased Options—0.2% (h) (Cost $2,296,516)		1,408,665

Total Investments—126.8% (Cost $1,751,871,797)		1,081,655,579
Other assets and liabilities (net)—(26.8)%		(228,295,147)

Net Assets—100.0%		$853,360,432

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $13,814,913, which is 1.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $239,254,427 and the collateral received consisted of cash in the amount of $229,322,539 and non-cash collateral with a value of $17,565,623. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 1.6% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows

Restricted Securities	Acquisition Date	Shares	Cost	Value
Databricks, Inc. - Series H	08/31/21	229,833	$16,889,079	$13,789,980
Flipkart Escrow Receivable	08/20/18	60,812	—	24,933

				$13,814,913

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	7.530	JPMC	07/21/23	230,745,793	USD	230,745,793	$1,145,653	$665,009	$(480,644)
USD Call/CNH Put	CNH	7.569	SCB	08/23/23	255,656,589	USD	255,656,589	1,141,251	739,615	(401,636)
USD Call/CNH Put	CNH	7.873	GSI	10/09/23	1,996,477	USD	1,996,477	9,612	4,041	(5,571)

Totals								$2,296,516	$1,408,665	$(887,851)

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(SCB)—	Standard Chartered Bank

Currencies

(USD)—	United States Dollar
(CNH)—	Chinese Renminbi

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$7,063,428	$—	$—	$7,063,428
Capital Markets	2,901,308	—	—	2,901,308
Chemicals	3,237,034	—	—	3,237,034
Commercial Services & Supplies	1,468,969	—	—	1,468,969
Consumer Finance	4,383,316	—	—	4,383,316
Entertainment	38,071,767	—	—	38,071,767
Health Care Providers & Services	57,090,796	—	—	57,090,796
Health Care Technology	46,638,298	—	—	46,638,298
Interactive Media & Services	38,198,058	—	—	38,198,058
Internet & Direct Marketing Retail	121,818,475	—	—	121,818,475
IT Services	139,069,933	50,363,994	—	189,433,927
Leisure Products	13,267,105	—	—	13,267,105
Life Sciences Tools & Services	26,826,913	—	—	26,826,913
Pharmaceuticals	58,873,142	—	—	58,873,142
Road & Rail	17,436,802	—	—	17,436,802
Software	160,107,170	—	—	160,107,170
Specialty Retail	2,671,199	—	—	2,671,199
Total Common Stocks	739,123,713	50,363,994	—	789,487,707
Total Convertible Preferred Stock*	—	—	13,789,980	13,789,980
Total Escrow Shares*	—	—	24,933	24,933
Total Warrants*	20,934	—	—	20,934
Total Short-Term Investment*	—	47,568,162	—	47,568,162
Securities Lending Reinvestments
Certificates of Deposit	—	81,017,118	—	81,017,118
Commercial Paper	—	21,015,757	—	21,015,757
Master Demand Notes	—	6,999,921	—	6,999,921
Repurchase Agreements	—	99,322,402	—	99,322,402
Time Deposit	—	11,000,000	—	11,000,000
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	219,355,198	—	229,355,198
Total Purchased Options at Value	—	1,408,665	—	1,408,665
Total Investments	$749,144,647	$318,696,019	$13,814,913	$1,081,655,579

Collateral for Securities Loaned (Liability)	$—	$(229,322,539)	$—	$(229,322,539)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2021	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2022	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2022
Convertible Preferred Stocks
Software	$17,284,974	$(3,494,994)	$13,789,980	$(3,494,994)
Escrow Shares
Internet & Direct Marketing Retail	24,933	—	24,933	—

	$17,309,907	$(3,494,994)	$13,814,913	$(3,494,994)

	Fair Value at December 31, 2022		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Software	$13,789,980	(a)	Market Transaction Method	Secondary Market Transaction	$60.00	$60.00	$60.00	Increase
Escrow Shares
Internet & Direct Marketing Retail	24,933		Liquidation Value	Estimated Distribution Per Share	$0.84	$0.84	$0.84	Increase
				Discount for Lack Certainty	50.00%	50.00%	50.00%	Decrease

(a)

For the year ended December 31, 2022, the valuation technique for investments amounting to $13,789,980 changed to a market transaction method. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent information available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,081,655,579
Cash denominated in foreign currencies (c)	961
Receivable for:
Investments sold	392,495
Fund shares sold	4,899,118
Interest	4,781
Prepaid expenses	1,908

Total Assets	1,086,954,842

Liabilities
Cash collateral for purchased options	1,700,000
Collateral for securities loaned	229,322,539
Payables for:
Investments purchased	1,581,978
Fund shares redeemed	105,146
Accrued Expenses:
Management fees	479,798
Distribution and service fees	66,808
Deferred trustees’ fees	166,447
Other expenses	171,694

Total Liabilities	233,594,410

Net Assets	$853,360,432

Net Assets Consist of:
Paid in surplus	$2,174,160,366
Distributable earnings (Accumulated losses)	(1,320,799,934)

Net Assets	$853,360,432

Net Assets
Class A	$544,780,239
Class B	298,904,027
Class E	9,676,166
Capital Shares Outstanding*
Class A	134,585,381
Class B	107,287,934
Class E	2,977,960
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$4.05
Class B	2.79
Class E	3.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,751,871,797.
(b)	Includes securities loaned at value of $239,254,427.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$1,146,127
Interest	198,382
Securities lending income	2,804,748

Total investment income	4,149,257

Expenses
Management fees	7,654,653
Administration fees	58,066
Custodian and accounting fees	70,382
Distribution and service fees—Class B	944,757
Distribution and service fees—Class E	21,521
Audit and tax services	51,552
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	104,434
Insurance	13,565
Miscellaneous	20,990

Total expenses	8,994,575
Less management fee waiver	(270,160)

Net expenses	8,724,415

Net Investment Loss	(4,575,158)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(635,384,239)
Purchased options	(11,089,188)
Foreign currency transactions	21,562

Net realized gain (loss)	(646,451,865)

Net change in unrealized appreciation (depreciation) on:
Investments	(673,059,330)
Purchased options	8,783,845
Foreign currency transactions	(67)

Net change in unrealized appreciation (depreciation)	(664,275,552)

Net realized and unrealized gain (loss)	(1,310,727,417)

Net Increase (Decrease) in Net Assets From Operations	$(1,315,302,575)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,575,158)	$(10,500,357)
Net realized gain (loss)	(646,451,865)	519,006,128
Net change in unrealized appreciation (depreciation)	(664,275,552)	(734,597,873)

Increase (decrease) in net assets from operations	(1,315,302,575)	(226,092,102)

From Distributions to Shareholders
Class A	(315,521,675)	(803,118,839)
Class B	(183,041,690)	(362,688,630)
Class E	(6,270,116)	(17,339,673)
From Return of Capital
Class A	(227,544)	—
Class B	(132,004)	—
Class E	(4,522)	—

Total distributions	(505,197,551)	(1,183,147,142)

Increase (decrease) in net assets from capital share transactions	622,147,832	889,572,498

Total increase (decrease) in net assets	(1,198,352,294)	(519,666,746)

Net Assets
Beginning of period	2,051,712,726	2,571,379,472

End of period	$853,360,432	$2,051,712,726

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	11,588,433	$92,936,782	2,100,811	$75,907,387
Reinvestments	69,548,286	315,749,219	32,047,839	803,118,839
Redemptions	(11,126,973)	(87,295,015)	(6,826,515)	(237,135,520)

Net increase (decrease)	70,009,746	$321,390,986	27,322,135	$641,890,706

Class B
Sales	24,631,020	$149,581,856	2,717,850	$81,112,441
Reinvestments	58,521,947	183,173,694	17,003,686	362,688,630
Redemptions	(7,001,407)	(37,796,580)	(6,343,327)	(204,860,701)

Net increase (decrease)	76,151,560	$294,958,970	13,378,209	$238,940,370

Class E
Sales	261,940	$1,740,249	96,019	$3,331,979
Reinvestments	1,719,079	6,274,638	764,199	17,339,673
Redemptions	(318,812)	(2,217,011)	(393,977)	(11,930,230)

Net increase (decrease)	1,662,207	$5,797,876	466,241	$8,741,422

Increase (decrease) derived from capital shares transactions		$622,147,832		$889,572,498

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.25		$47.23	$21.87	$18.57	$20.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.12)	(0.14)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(13.36)		(2.34)	30.39	7.74	2.69

Total income (loss) from investment operations	(13.38)		(2.46)	30.25	7.71	2.65

Less Distributions
Distributions from net realized capital gains	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$4.05		$22.25	$47.23	$21.87	$18.57

Total Return (%) (c)	(62.47)		(10.54)	153.77	40.47 (d)	10.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68		0.65	0.66	0.68	0.68
Net ratio of expenses to average net assets (%) (e)	0.65		0.62	0.63	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	(0.31)		(0.35)	(0.44)	(0.13)	(0.18)
Portfolio turnover rate (%)	47		94	107	97	87
Net assets, end of period (in millions)	$544.8		$1,436.5	$1,759.4	$820.8	$650.2

	Class B
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.91		$43.58	$20.48	$17.62	$19.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.17)	(0.20)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	(11.27)		(1.98)	28.19	7.35	2.61

Total income (loss) from investment operations	(11.30)		(2.15)	27.99	7.27	2.52

Less Distributions
Distributions from net realized capital gains	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$2.79		$18.91	$43.58	$20.48	$17.62

Total Return (%) (c)	(62.52)		(10.78)	153.11	40.13 (d)	10.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.90	0.91	0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.90		0.87	0.88	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.54)		(0.60)	(0.68)	(0.39)	(0.43)
Portfolio turnover rate (%)	47		94	107	97	87
Net assets, end of period (in millions)	$298.9		$588.7	$773.8	$433.3	$368.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.13		$44.91	$20.99	$17.97	$19.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.15)	(0.18)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(12.03)		(2.11)	28.99	7.49	2.64

Total income (loss) from investment operations	(12.06)		(2.26)	28.81	7.43	2.57

Less Distributions
Distributions from net realized capital gains	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$3.25		$20.13	$44.91	$20.99	$17.97

Total Return (%) (c)	(62.53)		(10.69)	153.37	40.25 (d)	10.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83		0.80	0.81	0.83	0.83
Net ratio of expenses to average net assets (%) (e)	0.80		0.77	0.78	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.46)		(0.50)	(0.59)	(0.29)	(0.33)
Portfolio turnover rate (%)	47		94	107	97	87
Net assets, end of period (in millions)	$9.7		$26.5	$38.2	$16.9	$13.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

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absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $47,568,162. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $99,322,402. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

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generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

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The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$1,408,665

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$4,041	$—	$(4,041)	$—
JPMorgan Chase Bank N.A.	665,009	—	(665,009)	—
Standard Chartered Bank	739,615	—	(739,615)	—

	$1,408,665	$—	$(1,408,665)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(11,089,188)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$8,783,845

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,284,705,364

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

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terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$749,842,517	$0	$545,293,175

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,654,653	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,776,629,578

Gross unrealized appreciation	11,486,122
Gross unrealized (depreciation)	(706,460,121)

Net unrealized appreciation (depreciation)	$(694,973,999)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$73,386,212	$390,529,450	$431,447,269	$792,617,692	$364,070	$—	$505,197,551	$1,183,147,142

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(694,974,018)	$(625,659,468)	$(1,320,633,486)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $263,016,240 and accumulated long-term capital losses of $362,643,228.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Morgan Stanley Discovery Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley Discovery Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Discovery Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Morgan Stanley Discovery Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2022 and outperformed its benchmark for the five-year period ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-28

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed By PanAgora Asset Management, Inc

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned -25.66%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

With 2022 at a close, we reflect on a year that was filled with large changes to the investing landscape. The year bore witness to the end of COVID-19 protocols across most of the globe, with such actions accelerating the transition from goods-related consumption to service consumption. Additionally, the world’s central bankers spent 2021 believing that the COVID-19 inspired inflationary pressures would subside as the pandemic waned, which left them to play catch up throughout 2022. Nearly all major central banks hiked their policy rates more than 200 basis points in 2022 with the U.S. Federal Reserve (the “Fed”) hiking short-term interest rates 4.25%. As these events unfolded, investors with more risky capital allocations saw the first meaningful protracted drawdown since the end of the Global Financial Crisis, which broadly impacted assets across the risky asset spectrum from public equities and credit to private equity and venture investing. To complicate matters further, Russian territorial aggression reached a boiling point early in the year as Russian forces crossed into Ukraine. This was viewed as the most aggressive action on the European continent since World War II, thereby forcing commodity prices to soar as both Russia and Ukraine are top global commodity producers.

These events contributed to U.S. equities realizing their worst annual return since 2008. Much of the equity market’s decline in 2022 was the result of the historic re-rating of equity multiples, or the price investors were willing to pay for a dollar of earnings. In the U.S., realized price-to-earnings multiples started the year near 25 times earnings, and closed the year around 18 times earnings, a 28% decrease. Earnings in the U.S. grew, albeit modestly, despite economic uncertainty introduced by the Fed and slowed consumer spending. As a result, the S&P 500 Index closed the year down 18.1%, while the technology-heavy Nasdaq 100 Index finished the period down 32.4%. Smaller public companies traded roughly in line with their larger peers, with the Russell 2000 Index closing 2022 down 20.4%. The headline index returns obscure dramatic shifts that occurred over the year, with dispersion between sectors and growth/value stocks reaching some of their widest points ever. For example, the U.S. Energy sector posted nearly a 65.0% gain while the Communication Services and Consumer Discretionary sectors were down 40.5% and 37.0%, respectively. The Russell 1000 Value Index outperformed its Growth counterpart by 21.6% over the period. Non-U.S. equities generally outperformed U.S. equities as the MSCI EAFE Index finished the year down 14.5% and the MSCI Emerging Markets Index down 20.1%. Some of the biggest winners and losers over the year were in emerging market countries, with the MSCI Turkey Index posting a 90.4% gain while the MSCI Taiwan Index posted a 29.8% decline over the period.

Global bonds experienced one of the most significant re-pricings in recent history on the back of the most aggressive coordinated central bank activity since the Paul Volcker era in the early 1980s. In the U.S., the Fed raised their policy Fed Funds rate seven times, with their policy at the beginning of the year forecasted at 2.75%, only to end up at the target range of 4.25%-4.50%. Central bank tightening led to some of the worst calendar year returns on record. The U.S. 10-year Treasury price finished the year lower by more than 16.0%—its worst annual return on record. In late September, the United Kingdom (“U.K.”) government bond market came under serious pressure as a series of political follies sent bond prices tumbling. The weakness in bonds threatened many liability-driven pension schemes which heavily rely on U.K. government bonds as collateral. While bond prices tumbled, a vortex of forced selling was created, as lower prices required managers to put up more collateral, which required more selling. The pressure on U.K. government bond prices sent yields skyrocketing, creating peripheral volatility in both the pound sterling and global asset prices.

While the story in commodity markets in 2021 was around core input prices, the main event in 2022 surrounded energy prices. Going into 2022, Russia was the second largest producer of natural gas, accounting for 17.0% of global output, and the third largest producer of oil, producing 12.0% of total global output per BP. The dramatic rise in energy prices peaked in early June and traded softer into the end of 2022. Food prices peaked at the end of the first quarter and subsequently dropped for the remainder of 2022. Price action in nearly all commodities over the year was consistent with the global theme of peaking supply pressure, irrespective of the source of pressure (COVID-19, war in Ukraine, etc.).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including tactical risk management. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

During the twelve-month period, each of the main asset classes used in the Portfolio, including equities, nominal fixed income, and in-

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed By PanAgora Asset Management, Inc

Portfolio Manager Commentary*—(Continued)

flation protected assets, contributed negatively. 2022 will be remembered for having some of the worst calendar months investors have ever faced with September a very difficult month, in particular. Within equities, each of the sub-asset classes detracted for the year, with the combination of U.S. large and small cap equities performing the worst. For nominal fixed income, U.S. government debt was the largest detractor from Portfolio performance closely followed by international government debt and then investment grade credit. The yield on the benchmark 10-year U.S. Treasury note climbed a remarkable 236 basis points over the year as bond prices tumbled. In terms of inflation protected assets, commodities were the sole sub-asset class which contributed positively, however, this was offset by the negative return contribution from inflation-linked bonds. The commodity markets began the year supply constrained and conditions further deteriorated upon Russia’s invasion of Ukraine in late February. While individual commodity markets traded on their own merits, directionally, commodity prices finished 2022 higher in aggregate.

On average, the Portfolio maintained an overweight position to inflation protected assets and an underweight position to equities and nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the twelve-month period, this active positioning contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives used during the twelve month period performed as expected.

By the end of the period, the Portfolio maintained its underweight position to nominal fixed income and overweight to inflation protected assets, while equities were close to in-line to the strategic risk targets.

Within equities, the Portfolio was underweight U.S. large and small cap and emerging markets and overweight non-U.S. developed markets. Within nominal fixed income, the Portfolio was underweight investment grade credit and both U.S. and international government debt. Within inflation protected assets, the Portfolio was overweight commodities and underweight inflation-linked bonds.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	–25.66	–0.05	2.53
Dow Jones Moderate Portfolio Index	–14.97	3.26	4.79

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	79.4
Global Developed Equities	40.2
Commodities—Production Weighted	25.7
Global Inflation-Linked Bonds	9.5
Global Emerging Equities	3.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.89%	$1,000.00	$926.90	$4.32
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—21.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
Boeing Co. (The) (a)	1,542	$293,736
CAE, Inc. (a)	11,507	222,576
Dassault Aviation S.A.	574	97,390
Elbit Systems, Ltd.	1,472	239,539
Howmet Aerospace, Inc.	7,716	304,088
Huntington Ingalls Industries, Inc.	1,261	290,887
Kongsberg Gruppen ASA	10,016	425,091
L3Harris Technologies, Inc.	1,208	251,518
Lockheed Martin Corp.	1,068	519,571
MTU Aero Engines AG	539	116,661
Northrop Grumman Corp.	68	37,101
Raytheon Technologies Corp.	4,574	461,608
Rolls-Royce Holdings plc (a)	111,792	125,161
Safran S.A.	2,140	267,421
Textron, Inc.	4,862	344,230
Thales S.A.	1,394	178,204
TransDigm Group, Inc.	590	371,494

		4,546,276

Air Freight & Logistics—0.1%
DSV A/S	67	10,627
Expeditors International of Washington, Inc.	3,072	319,242
FedEx Corp.	1,554	269,153
Nippon Express Holdings, Inc.	2,900	165,380
United Parcel Service, Inc. - Class B	2,686	466,934
Yamato Holdings Co., Ltd.	600	9,538

		1,240,874

Airlines—0.1%
Air Canada (a)	12,071	172,863
Alaska Air Group, Inc. (a)	5,362	230,244
ANA Holdings, Inc. (a)	9,000	191,735
Delta Air Lines, Inc. (a)	8,295	272,574
Japan Airlines Co., Ltd. (a)	7,700	157,956
Qantas Airways, Ltd. (a)	40,567	163,333
Southwest Airlines Co. (a)	5,276	177,643
United Airlines Holdings, Inc. (a)	4,850	182,845

		1,549,193

Auto Components—0.1%
Aisin Corp.	6,700	178,458
Aptiv plc (a)	3,148	293,173
BorgWarner, Inc.	7,065	284,366
Bridgestone Corp.	7,800	277,694
Cie Generale des Etablissements Michelin SCA	17,088	475,164
Continental AG	2,460	146,975
Denso Corp.	3,100	151,967
Sumitomo Electric Industries, Ltd.	17,800	201,918

		2,009,715

Automobiles—0.2%
Bayerische Motoren Werke AG	2,385	212,874
Ferrari NV	2,933	627,533
Ford Motor Co.	20,381	237,031
General Motors Co.	7,905	265,924
Honda Motor Co., Ltd.	21,200	484,720
Isuzu Motors, Ltd.	32,200	376,093

Automobiles—(Continued)
Renault S.A. (a)	9,755	325,018
Stellantis NV (Milan-Traded Shares)	31,801	450,459
Subaru Corp.	17,900	274,667
Tesla, Inc. (a)	1,404	172,945
Toyota Motor Corp.	15,600	213,207

		3,640,471

Banks—0.5%
ABN AMRO Bank NV	9,677	133,656
Banco Bilbao Vizcaya Argentaria S.A.	20,631	124,586
Bank Hapoalim B.M.	16,973	153,119
Bank Leumi Le-Israel B.M.	17,078	142,359
Bank of America Corp.	11,335	375,415
Bank of Montreal	2,066	187,161
Bank of Nova Scotia (The)	5,567	272,758
BOC Hong Kong Holdings, Ltd.	157,000	533,692
CaixaBank S.A.	69,183	271,563
Canadian Imperial Bank of Commerce	3,482	140,849
Chiba Bank, Ltd. (The)	25,700	188,351
Citizens Financial Group, Inc.	6,886	271,102
Comerica, Inc.	2,795	186,846
Commonwealth Bank of Australia	2,217	154,749
Concordia Financial Group, Ltd.	40,400	169,044
Credit Agricole S.A.	26,012	274,193
DNB Bank ASA	14,344	283,984
Erste Group Bank AG	4,860	154,974
Fifth Third Bancorp	5,492	180,192
FinecoBank Banca Fineco S.p.A.	16,195	269,898
Hang Seng Bank, Ltd.	20,000	331,153
HSBC Holdings plc (Hong Kong-Traded Shares)	22,205	138,481
Huntington Bancshares, Inc.	19,087	269,127
Israel Discount Bank, Ltd. - Class A	66,182	347,831
Japan Post Bank Co., Ltd.	37,600	323,066
JPMorgan Chase & Co.	3,382	453,526
KBC Group NV	2,797	179,588
KeyCorp	14,919	259,889
Mitsubishi UFJ Financial Group, Inc.	36,000	242,857
Mizrahi Tefahot Bank, Ltd.	4,642	150,379
Mizuho Financial Group, Inc.	13,250	187,272
NatWest Group plc	44,359	141,600
Regions Financial Corp.	10,857	234,077
Resona Holdings, Inc.	47,700	262,041
Royal Bank of Canada	2,710	254,788
Shizuoka Financial Group, Inc.	1,700	13,664
Signature Bank	1,872	215,692
Skandinaviska Enskilda Banken AB - Class A	1,128	12,981
Societe Generale S.A.	5,443	136,566
Sumitomo Mitsui Financial Group, Inc.	7,000	282,060
Sumitomo Mitsui Trust Holdings, Inc.	7,300	254,715
SVB Financial Group (a)	1,191	274,097
Swedbank AB - A Shares	10,206	173,387
Toronto-Dominion Bank (The)	3,657	236,787
Truist Financial Corp.	8,474	364,636
U.S. Bancorp	8,809	384,160
Wells Fargo & Co.	9,755	402,784
Zions Bancorp N.A.	4,666	229,381

		11,225,076

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.5%
Anheuser-Busch InBev S.A.	7,477	$449,504
Asahi Group Holdings, Ltd.	18,700	582,273
Brown-Forman Corp. - Class B	7,403	486,229
Budweiser Brewing Co. APAC, Ltd.	207,800	653,703
Carlsberg AS - Class B	3,576	473,378
Coca-Cola Co. (The)	6,959	442,662
Coca-Cola Europacific Partners plc	11,191	619,086
Coca-Cola HBC AG (a)	22,371	533,976
Constellation Brands, Inc. - Class A	2,622	607,649
Davide Campari-Milano NV	37,586	380,943
Diageo plc	10,115	446,671
Heineken Holding NV	5,075	390,772
Heineken NV	3,983	374,209
Ito En, Ltd.	12,000	437,831
Keurig Dr Pepper, Inc.	18,786	669,909
Kirin Holdings Co., Ltd.	18,800	288,021
Molson Coors Beverage Co. - Class B	11,047	569,141
Monster Beverage Corp. (a)	7,036	714,365
PepsiCo, Inc.	2,493	450,385
Pernod Ricard S.A.	1,307	256,903
Remy Cointreau S.A.	1,877	316,475
Suntory Beverage & Food, Ltd.	14,000	477,694
Treasury Wine Estates, Ltd.	59,626	550,961

		11,172,740

Biotechnology—0.2%
AbbVie, Inc.	1,946	314,493
Amgen, Inc.	916	240,578
Argenx SE (a)	1,224	461,232
Biogen, Inc. (a)	1,223	338,673
CSL, Ltd.	2,363	460,763
Genmab A/S (a)	1,128	477,796
Gilead Sciences, Inc.	4,310	370,014
Grifols S.A. (a)	50,266	582,894
Incyte Corp. (a)	3,956	317,746
Moderna, Inc. (a)	1,405	252,366
Regeneron Pharmaceuticals, Inc. (a)	437	315,291
Swedish Orphan Biovitrum AB (a)	24,889	514,228
Vertex Pharmaceuticals, Inc. (a)	1,281	369,927

		5,016,001

Building Products—0.2%
A.O. Smith Corp.	9,150	523,746
AGC, Inc.	12,700	420,715
Allegion plc	514	54,104
Assa Abloy AB - Class B	828	17,815
Carrier Global Corp.	6,698	276,293
Johnson Controls International plc	5,929	379,456
Kingspan Group plc	2,230	120,070
Lixil Corp.	9,500	144,775
Masco Corp.	7,722	360,386
Nibe Industrier AB - B Shares	32,993	308,518
Rockwool International A/S - B Shares	543	128,093
TOTO, Ltd.	6,600	223,348
Trane Technologies plc	2,288	384,590
Xinyi Glass Holdings, Ltd.	59,000	109,689

		3,451,598

Capital Markets—0.3%
3i Group plc	9,488	$154,054
Ameriprise Financial, Inc.	657	204,570
Amundi S.A.	10,403	591,105
ASX, Ltd.	4,993	228,972
Brookfield Asset Management, Ltd. - Class A (a)	899	25,742
Brookfield Corp.	3,596	113,085
Charles Schwab Corp. (The)	3,939	327,961
Deutsche Boerse AG	1,113	192,038
EQT AB	7,233	154,152
Franklin Resources, Inc.	10,032	264,644
Goldman Sachs Group, Inc. (The)	265	90,996
Hargreaves Lansdown plc	33,289	345,007
Hong Kong Exchanges & Clearing, Ltd.	6,000	259,291
IGM Financial, Inc.	4,548	126,968
Intercontinental Exchange, Inc.	6,468	663,552
Japan Exchange Group, Inc.	12,600	182,100
Julius Baer Group, Ltd.	1,910	111,021
London Stock Exchange Group plc	2,345	202,336
Macquarie Group, Ltd.	1,506	170,969
MarketAxess Holdings, Inc.	931	259,647
Moody’s Corp.	68	18,946
Morgan Stanley	4,490	381,740
Northern Trust Corp.	4,866	430,592
Onex Corp.	2,573	124,070
Raymond James Financial, Inc.	1,095	117,001
Singapore Exchange, Ltd.	22,200	148,459
St. James’s Place plc	39,577	524,082
T. Rowe Price Group, Inc.	3,173	346,047
TMX Group, Ltd.	4,648	465,212
UBS Group AG	7,179	133,814

		7,358,173

Chemicals—0.9%
Air Liquide S.A.	1,799	255,888
Air Products & Chemicals, Inc.	1,975	608,814
Akzo Nobel NV	2,828	188,701
Albemarle Corp.	2,029	440,009
Arkema S.A.	5,632	508,008
Asahi Kasei Corp.	23,200	164,859
Celanese Corp.	4,929	503,941
CF Industries Holdings, Inc.	4,546	387,319
Chr Hansen Holding A/S	11,219	808,808
Clariant AG (a)	23,493	373,853
Corteva, Inc.	11,370	668,329
Covestro AG	5,007	195,890
Croda International plc	4,021	321,352
Dow, Inc.	10,789	543,658
DuPont de Nemours, Inc.	8,039	551,717
Eastman Chemical Co.	5,691	463,475
Ecolab, Inc.	3,660	532,750
EMS-Chemie Holding AG	351	237,236
FMC Corp.	4,942	616,762
Givaudan S.A.	141	429,871
ICL Group, Ltd.	25,362	182,893
International Flavors & Fragrances, Inc.	5,444	570,749
Johnson Matthey plc	15,882	408,855

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals —(Continued)
JSR Corp.	7,100	$139,929
Koninklijke DSM NV	1,713	210,006
Linde plc	2,230	727,381
LyondellBasell Industries NV - Class A	5,975	496,104
Mitsubishi Chemical Group Corp.	40,300	208,214
Mitsui Chemicals, Inc.	500	11,212
Mosaic Co. (The)	7,654	335,781
Nippon Paint Holdings Co., Ltd.	21,675	171,509
Nippon Sanso Holdings Corp.	11,100	159,883
Nissan Chemical Corp.	4,900	215,690
Nitto Denko Corp.	2,700	155,316
Novozymes A/S - B Shares	10,318	523,975
Nutrien, Ltd.	3,998	291,878
OCI NV	7,389	263,673
Orica, Ltd.	43,374	443,217
PPG Industries, Inc.	4,792	602,546
Sherwin-Williams Co. (The)	1,740	412,954
Shin-Etsu Chemical Co., Ltd.	1,300	158,386
Sika AG	1,094	263,971
Solvay S.A.	6,011	609,278
Sumitomo Chemical Co., Ltd.	52,700	188,699
Symrise AG	2,644	287,647
Toray Industries, Inc.	36,900	204,839
Tosoh Corp.	13,100	155,436
Umicore S.A.	13,228	488,022
Yara International ASA	14,968	658,113

		18,347,396

Commercial Services & Supplies — 0.1%
Brambles, Ltd.	33,059	271,511
Cintas Corp.	716	323,360
Dai Nippon Printing Co., Ltd.	22,300	447,064
Rentokil Initial plc	41,365	254,241
Ritchie Bros Auctioneers, Inc.	7,135	412,133
Rollins, Inc.	7,705	281,541
Securitas AB - B Shares	14,937	124,343
TOPPAN, Inc.	7,600	112,199
Waste Management, Inc.	514	80,636

		2,307,028

Communications Equipment — 0.1%
Arista Networks, Inc. (a)	2,149	260,781
Cisco Systems, Inc.	11,218	534,426
F5, Inc. (a)	2,248	322,610
Motorola Solutions, Inc.	214	55,150
Nokia Oyj	38,942	180,940
Telefonaktiebolaget LM Ericsson - B Shares	106,324	622,673

		1,976,580

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios S.A.	9,639	276,181
Ferrovial S.A.	7,239	189,367
Obayashi Corp.	17,800	134,572
Quanta Services, Inc.	2,023	288,277
Shimizu Corp.	25,700	136,917
WSP Global, Inc.	3,379	392,029

		1,417,343

Construction Materials — 0.1%
CRH plc	10,173	402,775
HeidelbergCement AG	2,883	164,427
Holcim AG (a)	8,408	433,577
James Hardie Industries plc	11,076	198,379
Martin Marietta Materials, Inc.	1,367	462,005
Vulcan Materials Co.	3,389	593,448

		2,254,611

Consumer Finance — 0.0%
American Express Co.	2,759	407,642
Discover Financial Services	1,964	192,138
Synchrony Financial	9,672	317,822

		917,602

Containers & Packaging — 0.2%
AMCOR plc	56,283	670,330
Avery Dennison Corp.	3,130	566,530
Ball Corp.	9,622	492,069
CCL Industries, Inc. - Class B	4,654	198,809
International Paper Co.	17,855	618,319
Packaging Corp. of America	5,001	639,678
Sealed Air Corp.	10,797	538,554
Smurfit Kappa Group plc	10,676	395,550
Westrock Co.	14,143	497,268

		4,617,107

Distributors — 0.0%
LKQ Corp.	4,043	215,937
Pool Corp.	443	133,932

		349,869

Diversified Consumer Services — 0.0%
Pearson plc	62,852	712,425

Diversified Financial Services — 0.0%
Berkshire Hathaway, Inc. - Class B (a)	307	94,832
EXOR NV (a)	3,215	234,685
Groupe Bruxelles Lambert NV	151	12,096
L E Lundbergforetagen AB - B Shares	3,278	139,732
Mitsubishi HC Capital, Inc.	31,200	153,700
ORIX Corp.	1,700	27,412
Sofina S.A.	972	215,086
Wendel S.E.	1,750	164,012

		1,041,555

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	67,229	1,237,686
Bezeq The Israeli Telecommunication Corp., Ltd.	418,400	721,826
BT Group plc	408,264	554,357
Cellnex Telecom S.A. (a)	15,217	506,051
Deutsche Telekom AG	33,787	673,931
Elisa Oyj	14,072	745,895
HKT Trust & HKT, Ltd.	939,000	1,147,729
Koninklijke KPN NV	360,206	1,114,463
Lumen Technologies, Inc.	124,068	647,635

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services —(Continued)
Nippon Telegraph & Telephone Corp.	48,500	$1,384,388
Orange S.A.	111,175	1,105,457
Singapore Telecommunications, Ltd.	830,900	1,595,206
Spark New Zealand, Ltd.	434,434	1,489,103
Swisscom AG	3,363	1,840,640
Telefonica Deutschland Holding AG	254,709	627,575
Telefonica S.A.	165,496	599,373
Telia Co. AB	595,696	1,524,571
TELUS Corp.	771	14,879
United Internet AG	14,962	302,501
Verizon Communications, Inc.	25,026	986,024

		18,819,290

Electric Utilities—1.5%
Acciona S.A.	2,825	519,585
Alliant Energy Corp.	15,868	876,072
American Electric Power Co., Inc.	7,053	669,682
BKW AG	8,686	1,185,181
Chubu Electric Power Co., Inc.	105,500	1,091,743
CK Infrastructure Holdings, Ltd.	281,665	1,474,321
CLP Holdings, Ltd.	229,500	1,674,613
Constellation Energy Corp.	7,205	621,143
Duke Energy Corp.	7,772	800,438
Edison International	13,926	885,972
EDP - Energias de Portugal S.A.	185,688	925,060
Electricite de France S.A.	39,977	513,539
Elia Group S.A.	6,593	936,845
Emera, Inc.	6,498	248,354
Endesa S.A.	10,670	201,337
Enel S.p.A.	41,848	225,071
Entergy Corp.	7,780	875,250
Evergy, Inc.	14,486	911,604
Eversource Energy	10,819	907,065
Exelon Corp.	14,499	626,792
FirstEnergy Corp.	19,763	828,860
Fortis, Inc.	4,375	175,065
Fortum Oyj	37,579	625,984
HK Electric Investments & HK Electric Investments, Ltd.	847,000	558,982
Hydro One, Ltd.	23,153	620,206
Iberdrola S.A.	24,023	281,009
Kansai Electric Power Co., Inc. (The)	126,100	1,224,064
NextEra Energy, Inc.	10,160	849,376
NRG Energy, Inc.	21,760	692,403
Origin Energy, Ltd.	53,158	279,088
Orsted A/S	5,350	485,388
PG&E Corp. (a)	43,529	707,782
Pinnacle West Capital Corp.	9,332	709,605
Power Assets Holdings, Ltd.	290,500	1,591,200
PPL Corp.	33,074	966,422
Red Electrica Corp. S.A.	15,619	271,315
Southern Co. (The)	11,290	806,219
SSE plc	31,655	652,913
Terna - Rete Elettrica Nazionale	53,134	393,286
Tokyo Electric Power Co. Holdings, Inc. (a)	174,000	628,215
Verbund AG	6,720	566,770
Xcel Energy, Inc.	9,531	668,218

		30,752,037

Electrical Equipment—0.1%
ABB, Ltd.	881	26,833
Eaton Corp. plc	3,313	519,975
Emerson Electric Co.	3,973	381,647
Fuji Electric Co., Ltd.	8,900	338,916
Generac Holdings, Inc. (a)	1,933	194,576
Nidec Corp.	100	5,208
Prysmian S.p.A.	4,816	178,284
Rockwell Automation, Inc.	219	56,408
Vestas Wind Systems A/S	6,149	179,650

		1,881,497

Electronic Equipment, Instruments & Components—0.3%
Azbil Corp.	7,300	184,854
CDW Corp.	2,861	510,917
Halma plc	7,948	189,915
Hamamatsu Photonics KK	6,000	288,624
Hexagon AB - B Shares	19,521	205,200
Hirose Electric Co., Ltd.	2,410	301,462
Ibiden Co., Ltd.	6,600	240,440
Keyence Corp.	652	255,261
Keysight Technologies, Inc. (a)	459	78,521
Kyocera Corp.	7,000	349,330
Murata Manufacturing Co., Ltd.	3,900	195,660
Omron Corp.	4,000	195,094
Shimadzu Corp.	14,700	419,278
TDK Corp.	11,319	367,539
TE Connectivity, Ltd.	3,798	436,010
Teledyne Technologies, Inc. (a)	1,113	445,100
Trimble, Inc. (a)	5,868	296,686
Venture Corp., Ltd.	75,700	965,103
Yokogawa Electric Corp.	13,300	210,715
Zebra Technologies Corp. - Class A (a)	841	215,641

		6,351,350

Energy Equipment & Services—0.1%
Baker Hughes Co.	19,608	579,024
Halliburton Co.	12,973	510,488
Schlumberger, Ltd.	9,662	516,530
Tenaris S.A.	41,829	734,079

		2,340,121

Entertainment—0.5%
Activision Blizzard, Inc.	10,439	799,105
Bollore SE	120,828	677,122
Capcom Co., Ltd.	21,600	692,741
Electronic Arts, Inc.	6,555	800,890
Embracer Group AB (a)	164,954	745,658
Koei Tecmo Holdings Co., Ltd.	15,360	276,840
Konami Group Corp.	6,300	286,476
Live Nation Entertainment, Inc. (a)	9,617	670,690
Netflix, Inc. (a)	1,633	481,539
Nexon Co., Ltd.	10,500	234,219
Nintendo Co., Ltd.	14,610	611,803
Sea, Ltd. (ADR) (a)	9,181	477,687
Square Enix Holdings Co., Ltd.	11,900	552,507
Take-Two Interactive Software, Inc. (a)	5,630	586,252

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment —(Continued)
Toho Co., Ltd.	9,200	$356,006
UBISOFT Entertainment S.A. (a)	22,785	646,751
Universal Music Group NV	16,323	394,024
Walt Disney Co. (The) (a)	8,017	696,517
Warner Bros Discovery, Inc. (a)	60,892	577,256

		10,564,083

Equity Real Estate Investment Trusts—0.6%
Alexandria Real Estate Equities, Inc.	3,123	454,927
American Tower Corp.	2,004	424,567
AvalonBay Communities, Inc.	342	55,240
Canadian Apartment Properties	5,031	158,584
CapitaLand Integrated Commercial Trust	127,900	195,019
CapLand Ascendas	110,100	225,417
Covivio	1,553	92,471
Crown Castle, Inc.	1,504	204,003
Daiwa House REIT Investment Corp.	9	20,087
Digital Realty Trust, Inc.	3,149	315,750
Equinix, Inc.	642	420,529
Equity Residential	5,653	333,527
Essex Property Trust, Inc.	49	10,384
Extra Space Storage, Inc.	2,135	314,229
Federal Realty Investment Trust	2,720	274,829
Gecina S.A.	4,290	437,084
GLP J-REIT (a)	341	392,323
Goodman Group	15,184	178,391
Healthpeak Properties, Inc.	13,192	330,723
Host Hotels & Resorts, Inc.	11,941	191,653
Iron Mountain, Inc.	5,372	267,794
Japan Metropolitan Fund Investment Corp.	149	118,421
Japan Real Estate Investment Corp.	52	227,746
Kimco Realty Corp.	12,291	260,323
Link REIT	23,600	173,284
Mapletree Logistics Trust	517,000	614,365
Mapletree Pan Asia Commercial Trust	458,800	572,557
Mirvac Group	148,690	215,398
Nippon Building Fund, Inc.	55	245,616
Nippon Prologis REIT, Inc.	15	35,130
Nomura Real Estate Master Fund, Inc.	306	380,016
Prologis, Inc.	3,994	450,244
Public Storage	1,499	420,005
Realty Income Corp.	7,485	474,774
Regency Centers Corp.	3,960	247,500
RioCan Real Estate Investment Trust	9,144	142,698
SBA Communications Corp.	1,153	323,197
Scentre Group	75,506	146,818
Segro plc	13,306	123,008
Simon Property Group, Inc.	2,204	258,926
UDR, Inc.	6,882	266,540
Unibail-Rodamco-Westfield (a)	1,687	88,026
Ventas, Inc.	5,575	251,154
VICI Properties, Inc.	10,356	335,534
Vicinity, Ltd.	133,085	181,078
Vornado Realty Trust	10,423	216,903
Welltower, Inc.	3,261	213,759
Weyerhaeuser Co.	2,514	77,934

		12,358,485

Food & Staples Retailing—0.5%
Aeon Co., Ltd.	22,400	471,514
Alimentation Couche-Tard, Inc.	10,304	452,798
Carrefour S.A.	15,871	265,555
Coles Group, Ltd.	42,499	481,292
Costco Wholesale Corp.	914	417,241
Empire Co., Ltd.	14,251	375,325
Endeavour Group, Ltd.	74,002	321,377
George Weston, Ltd.	4,806	596,278
HelloFresh SE (a)	18,607	407,929
J Sainsbury plc	170,804	448,362
Jeronimo Martins SGPS S.A.	453	9,795
Kesko Oyj - B Shares	8,290	183,445
Kobe Bussan Co., Ltd.	10,700	308,864
Koninklijke Ahold Delhaize NV	35,547	1,021,403
Kroger Co. (The)	13,594	606,021
Loblaw Cos., Ltd.	7,992	706,649
Metro, Inc.	5,789	320,533
Ocado Group plc (a)	23,237	174,863
Seven & i Holdings Co., Ltd.	12,600	539,007
Sysco Corp.	7,532	575,821
Tesco plc	134,156	363,732
Walgreens Boots Alliance, Inc.	18,210	680,326
Walmart, Inc.	4,060	575,667
Welcia Holdings Co., Ltd.	21,500	500,812

		10,804,609

Food Products—1.1%
Ajinomoto Co., Inc.	33,100	1,009,260
Archer-Daniels-Midland Co.	7,669	712,067
Associated British Foods plc	30,775	586,310
Barry Callebaut AG	441	873,729
Campbell Soup Co.	17,514	993,919
Chocoladefabriken Lindt & Spruengli AG	9	926,927
Conagra Brands, Inc.	26,983	1,044,242
Danone S.A.	4,466	235,286
General Mills, Inc.	9,432	790,873
Hershey Co. (The)	3,546	821,147
Hormel Foods Corp.	21,001	956,596
J.M. Smucker Co. (The)	6,328	1,002,735
JDE Peet’s NV	21,557	623,086
Kellogg Co.	9,275	660,751
Kerry Group plc - Class A	12,269	1,107,122
Kikkoman Corp.	8,300	438,731
Kraft Heinz Co. (The)	20,151	820,347
Lamb Weston Holdings, Inc.	5,843	522,130
McCormick & Co., Inc.	11,012	912,785
MEIJI Holdings Co., Ltd.	18,600	955,120
Mondelez International, Inc. - Class A	11,588	772,340
Mowi ASA	11,085	189,259
Nestle S.A.	2,456	283,632
Nisshin Seifun Group, Inc.	35,000	438,780
Nissin Foods Holdings Co., Ltd.	10,500	831,333
Salmar ASA	11,961	470,335
Saputo, Inc.	16,806	416,054
Tyson Foods, Inc. - Class A	12,941	805,577
WH Group, Ltd.	1,757,603	1,022,532

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Wilmar International, Ltd.	259,000	$806,912
Yakult Honsha Co., Ltd.	9,700	632,562

		22,662,479

Gas Utilities—0.5%
AltaGas, Ltd.	25,460	439,627
APA Group	64,855	474,845
Atmos Energy Corp.	4,856	544,212
Enagas S.A.	11,322	188,241
Hong Kong & China Gas Co., Ltd.	2,123,270	2,018,669
Naturgy Energy Group S.A.	10,000	260,119
Osaka Gas Co., Ltd.	158,000	2,555,519
Snam S.p.A.	78,165	379,507
Tokyo Gas Co., Ltd.	218,500	4,295,457

		11,156,196

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	5,037	553,012
Alcon, Inc.	9,482	651,266
Align Technology, Inc. (a)	1,202	253,502
Asahi Intecc Co., Ltd.	13,000	214,237
Baxter International, Inc.	5,797	295,473
Becton Dickinson & Co.	2,289	582,093
BioMerieux	3,920	412,232
Boston Scientific Corp. (a)	4,336	200,627
Carl Zeiss Meditec AG	2,979	375,992
Cochlear, Ltd.	3,272	454,301
Coloplast A/S - Class B	6,489	760,307
Cooper Cos., Inc. (The)	877	289,998
Demant A/S (a)	12,077	335,826
Dentsply Sirona, Inc.	11,305	359,951
DexCom, Inc. (a)	2,478	280,609
DiaSorin S.p.A.	3,010	421,785
Edwards Lifesciences Corp. (a)	5,477	408,639
EssilorLuxottica S.A.	1,407	256,209
Getinge AB - B Shares	20,511	427,102
Hologic, Inc. (a)	3,004	224,729
Hoya Corp.	2,900	280,590
IDEXX Laboratories, Inc. (a)	1,110	452,836
Intuitive Surgical, Inc. (a)	1,289	342,036
Koninklijke Philips NV	11,898	178,580
Medtronic plc	2,621	203,704
Olympus Corp.	15,500	273,973
ResMed, Inc.	1,255	261,203
Siemens Healthineers AG	7,171	358,736
Smith & Nephew plc	51,893	693,278
Sonova Holding AG	1,811	430,904
STERIS plc	2,343	432,729
Straumann Holding AG	3,770	426,927
Stryker Corp.	1,590	388,739
Sysmex Corp.	4,862	296,146
Teleflex, Inc.	1,251	312,287
Terumo Corp.	11,400	322,379
Zimmer Biomet Holdings, Inc.	2,863	365,033

		13,777,970

Health Care Providers & Services—0.3%
Amplifon S.p.A.	15,888	474,622
Cardinal Health, Inc.	4,216	324,084
Centene Corp. (a)	4,192	343,786
Cigna Corp.	979	324,382
CVS Health Corp.	4,167	388,323
DaVita, Inc. (a)	4,590	342,735
Elevance Health, Inc.	712	365,235
Fresenius SE & Co. KGaA	13,123	369,214
HCA Healthcare, Inc.	1,353	324,666
Henry Schein, Inc. (a)	4,034	322,196
Humana, Inc.	566	289,900
Laboratory Corp. of America Holdings	1,197	281,870
McKesson Corp.	537	201,439
Molina Healthcare, Inc. (a)	1,016	335,503
NMC Health plc (a)(b)(c)	1,427	0
Quest Diagnostics, Inc.	2,386	373,266
Ramsay Health Care, Ltd.	11,234	496,552
Sonic Healthcare, Ltd.	22,139	451,396
Universal Health Services, Inc. - Class B	2,078	292,769

		6,301,938

Health Care Technology—0.0%
M3, Inc.	7,241	197,253

Hotels, Restaurants & Leisure—0.5%
Accor S.A. (a)	16,878	419,342
Aristocrat Leisure, Ltd.	10,669	220,328
Booking Holdings, Inc. (a)	191	384,919
Caesars Entertainment, Inc. (a)	4,372	181,875
Carnival Corp. (a)	23,809	191,901
Chipotle Mexican Grill, Inc. (a)	202	280,273
Compass Group plc	9,513	219,816
Darden Restaurants, Inc.	2,179	301,421
Domino’s Pizza, Inc.	704	243,866
Entain plc	14,254	228,544
Evolution AB	853	83,307
Expedia Group, Inc. (a)	3,077	269,545
Flutter Entertainment plc (a)	2,281	312,553
Galaxy Entertainment Group, Ltd.	84,000	556,206
Genting Singapore, Ltd.	1,015,000	724,338
Hilton Worldwide Holdings, Inc.	2,972	375,542
InterContinental Hotels Group plc	4,274	246,006
La Francaise des Jeux SAEM	12,565	504,800
Las Vegas Sands Corp. (a)	6,119	294,140
Lottery Corp., Ltd. (The) (a)	75,512	230,147
Marriott International, Inc. - Class A	2,034	302,842
McDonald’s Corp.	781	205,817
McDonald’s Holdings Co. Japan, Ltd.	14,100	536,493
MGM Resorts International	6,718	225,255
Norwegian Cruise Line Holdings, Ltd. (a)	14,126	172,902
Oriental Land Co., Ltd.	2,000	291,375
Restaurant Brands International, Inc.	6,976	451,173
Royal Caribbean Cruises, Ltd. (a)	3,952	195,347
Sodexo S.A.	3,277	313,487
Starbucks Corp.	4,380	434,496
Whitbread plc	7,204	224,110

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Wynn Resorts, Ltd. (a)	2,984	$246,091
Yum! Brands, Inc.	1,380	176,750

		10,045,007

Household Durables—0.2%
Barratt Developments plc	30,881	148,287
Berkeley Group Holdings plc	4,419	201,203
Electrolux AB - Series B	48,817	660,705
Garmin, Ltd.	1,964	181,257
Iida Group Holdings Co., Ltd.	2,000	30,231
Lennar Corp. - Class A	3,780	342,090
Mohawk Industries, Inc. (a)	2,994	306,047
Newell Brands, Inc.	15,535	203,198
NVR, Inc. (a)	83	382,844
Open House Group Co., Ltd.	3,900	141,462
PulteGroup, Inc.	8,342	379,811
SEB S.A.	7,101	596,878
Sekisui Chemical Co., Ltd.	12,100	168,373
Sekisui House, Ltd.	12,000	212,232
Sony Group Corp.	2,700	205,891
Whirlpool Corp.	2,196	310,646

		4,471,155

Household Products—0.3%
Church & Dwight Co., Inc.	9,589	772,969
Clorox Co. (The)	3,238	454,389
Colgate-Palmolive Co.	10,451	823,434
Essity AB - Class B	23,676	621,446
Henkel AG & Co. KGaA	12,549	809,343
Kimberly-Clark Corp.	5,723	776,897
Procter & Gamble Co. (The)	5,385	816,151
Reckitt Benckiser Group plc	8,208	571,023
Unicharm Corp.	17,100	655,739

		6,301,391

Independent Power and Renewable Electricity Producers—0.2%
AES Corp. (The)	27,000	776,520
Brookfield Renewable Corp. - Class A	13,826	380,572
Corp. ACCIONA Energias Renovables S.A.	12,853	496,739
EDP Renovaveis S.A.	29,583	653,959
Meridian Energy, Ltd.	140,281	463,641
RWE AG	19,021	845,803

		3,617,234

Industrial Conglomerates—0.2%
3M Co.	4,507	540,479
CK Hutchison Holdings, Ltd.	75,000	450,250
DCC plc	2,210	109,100
General Electric Co.	3,616	302,985
Hitachi, Ltd.	2,900	145,942
Jardine Cycle & Carriage, Ltd.	30,100	643,102
Jardine Matheson Holdings, Ltd.	12,200	620,343
Keppel Corp., Ltd.	84,500	458,378
Siemens AG	1,330	184,594

Industrial Conglomerates—(Continued)
Smiths Group plc	11,870	228,847
Toshiba Corp.	11,100	389,086

		4,073,106

Insurance—0.5%
Admiral Group plc	6,107	157,838
Ageas SA	5,312	236,341
AIA Group, Ltd.	42,000	462,714
Allstate Corp. (The)	2,019	273,776
Aon plc - Class A	961	288,435
Arthur J. Gallagher & Co.	1,700	320,518
Assurant, Inc.	865	108,177
Baloise Holding AG	1,325	204,671
Brown & Brown, Inc.	9,845	560,870
Chubb, Ltd.	2,478	546,647
Cincinnati Financial Corp.	3,498	358,160
Dai-ichi Life Holdings, Inc.	8,200	186,210
Everest Re Group, Ltd.	1,242	411,437
Fairfax Financial Holdings, Ltd.	368	217,993
Gjensidige Forsikring ASA	39,514	775,412
Globe Life, Inc.	976	117,657
Hannover Rueck SE	1,069	212,506
Hartford Financial Services Group, Inc. (The)	3,658	277,386
iA Financial Corp., Inc.	3,320	194,370
Insurance Australia Group, Ltd.	77,212	249,546
Intact Financial Corp.	1,865	268,469
Japan Post Holdings Co., Ltd.	34,400	290,011
Japan Post Insurance Co., Ltd.	8,000	140,791
Lincoln National Corp.	5,128	157,532
Manulife Financial Corp.	15,810	281,988
Marsh & McLennan Cos., Inc.	753	124,606
Medibank Private, Ltd.	151,817	302,713
MS&AD Insurance Group Holdings, Inc.	7,400	236,845
NN Group NV	2,183	89,157
Poste Italiane S.p.A.	28,976	282,573
Principal Financial Group, Inc.	2,959	248,319
Progressive Corp. (The)	2,043	264,998
Prudential Financial, Inc.	770	76,584
Prudential plc	8,824	119,412
Sampo Oyj - A Shares	3,212	167,950
Sompo Holdings, Inc.	4,100	182,051
Suncorp Group, Ltd.	22,084	181,092
Swiss Life Holding AG	240	123,891
Swiss Re AG	1,951	183,023
T&D Holdings, Inc.	10,700	154,001
Tokio Marine Holdings, Inc.	12,600	269,723
Travelers Cos., Inc. (The)	1,502	281,610
Tryg A/S	6,726	159,531
W.R. Berkley Corp.	4,662	338,321
Zurich Insurance Group AG	304	145,274

		11,231,129

Interactive Media & Services—0.2%
Alphabet, Inc. - Class A (a)	9,060	799,364
Auto Trader Group plc	83,375	520,283
Kakaku.com, Inc.	26,100	419,791

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—(Continued)
Match Group, Inc. (a)	14,065	$583,557
Meta Platforms, Inc. - Class A (a)	4,906	590,388
REA Group, Ltd.	3,149	237,131
Scout24 SE	20,594	1,034,702
Seek, Ltd.	26,506	377,348
Z Holdings Corp.	147,000	371,628

		4,934,192

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (a)	2,872	241,248
Delivery Hero SE (a)	4,885	234,027
eBay, Inc.	8,189	339,598
Etsy, Inc. (a)	1,756	210,334
Just Eat Takeaway.com NV (a)	12,304	262,005
Prosus NV (a)	3,857	264,804
Rakuten Group, Inc. (a)	31,100	141,155
Zalando SE (a)	6,982	247,519
ZOZO, Inc.	5,500	136,555

		2,077,245

IT Services—0.6%
Accenture plc - Class A	2,370	632,411
Adyen NV (a)	221	305,823
Akamai Technologies, Inc. (a)	4,836	407,675
Amadeus IT Group S.A. (a)	7,895	407,146
Automatic Data Processing, Inc.	1,284	306,696
Bechtle AG	8,202	290,232
Broadridge Financial Solutions, Inc.	2,605	349,409
Capgemini SE	1,087	182,305
CGI, Inc. (a)	3,195	275,398
Cognizant Technology Solutions Corp. - Class A	5,876	336,048
Computershare, Ltd.	37,930	676,667
DXC Technology Co. (a)	8,398	222,547
Edenred	4,628	251,829
EPAM Systems, Inc. (a)	674	220,897
Fidelity National Information Services, Inc.	4,408	299,083
Fiserv, Inc. (a)	3,327	336,260
FleetCor Technologies, Inc. (a)	1,474	270,744
Global Payments, Inc.	2,320	230,422
Itochu Techno-Solutions Corp.	8,100	189,715
Jack Henry & Associates, Inc.	2,081	365,340
MasterCard, Inc. - Class A	1,481	514,988
NEC Corp.	15,800	552,801
Nexi S.p.A. (a)	78,525	617,258
Nomura Research Institute, Ltd.	8,300	197,312
NTT Data Corp.	15,300	225,131
Nuvei Corp. (a)	4,806	122,138
Obic Co., Ltd.	1,800	266,114
Otsuka Corp.	7,000	221,526
Paychex, Inc.	4,664	538,972
PayPal Holdings, Inc. (a)	2,322	165,373
SCSK Corp.	13,600	205,277
Shopify, Inc. - Class A (a)	4,200	145,821
TIS, Inc.	12,900	341,932
VeriSign, Inc. (a)	2,643	542,978

IT Services—(Continued)
Visa, Inc. - Class A	729	151,457
Wix.com, Ltd. (a)	6,023	462,747

		11,828,472

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	3,361	210,773
Hasbro, Inc.	4,649	283,636
Shimano, Inc.	1,400	223,059
Yamaha Corp.	12,400	457,476

		1,174,944

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	1,788	267,574
Bachem Holding AG - Class B	5,290	461,380
Bio-Rad Laboratories, Inc. - Class A (a)	652	274,160
Bio-Techne Corp.	5,260	435,949
Charles River Laboratories International, Inc. (a)	1,913	416,843
Eurofins Scientific SE	7,531	542,322
Illumina, Inc. (a)	1,606	324,733
IQVIA Holdings, Inc. (a)	1,652	338,478
Lonza Group AG	1,039	511,373
Mettler-Toledo International, Inc. (a)	339	490,008
PerkinElmer, Inc.	2,652	371,863
QIAGEN NV (a)	13,019	655,227
Sartorius Stedim Biotech	1,040	338,826
Thermo Fisher Scientific, Inc.	787	433,393
Waters Corp. (a)	869	297,702
West Pharmaceutical Services, Inc.	1,197	281,714

		6,441,545

Machinery—0.4%
Alfa Laval AB	8,741	252,936
Caterpillar, Inc.	495	118,582
CNH Industrial NV	19,518	313,462
Daifuku Co., Ltd.	2,600	122,360
Daimler Truck Holding AG (a)	6,391	198,014
Deere & Co.	359	153,925
Dover Corp.	2,267	306,974
Fortive Corp.	6,210	398,992
GEA Group AG	4,611	188,351
Hitachi Construction Machinery Co., Ltd.	9,800	220,847
Hoshizaki Corp.	400	14,084
Husqvarna AB - B Shares	15,232	107,323
Illinois Tool Works, Inc.	530	116,759
Ingersoll Rand, Inc.	6,190	323,428
Knorr-Bremse AG	2,412	131,803
Komatsu, Ltd.	12,300	266,851
Kone Oyj - Class B	3,199	165,697
Kurita Water Industries, Ltd.	4,900	203,411
Makita Corp.	5,900	138,141
MISUMI Group, Inc.	5,600	122,756
Mitsubishi Heavy Industries, Ltd.	5,400	213,696
NGK Insulators, Ltd.	14,600	186,203
Nordson Corp.	2,617	622,113
Otis Worldwide Corp.	7,628	597,349

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Parker-Hannifin Corp.	1,116	$324,756
Rational AG	1,096	649,574
Sandvik AB	36,076	651,360
Schindler Holding AG	1,240	222,724
Snap-on, Inc.	1,401	320,114
Spirax-Sarco Engineering plc	1,231	158,172
Stanley Black & Decker, Inc.	2,995	224,984
Wartsila Oyj Abp	21,923	185,259
Westinghouse Air Brake Technologies Corp.	2,927	292,144
Xylem, Inc.	694	76,736
Yaskawa Electric Corp.	11,900	382,855

		8,972,735

Marine—0.0%
AP Moller - Maersk A/S - Class A	92	204,112
Nippon Yusen KK	5,100	120,821

		324,933

Media—0.4%
Charter Communications, Inc. - Class A (a)	1,624	550,698
Comcast Corp. - Class A	20,773	726,432
CyberAgent, Inc.	47,900	426,051
Dentsu Group, Inc.	15,200	479,862
DISH Network Corp. - Class A (a)	37,445	525,728
Fox Corp. - Class B	25,381	722,089
Hakuhodo DY Holdings, Inc.	21,000	212,698
Informa plc	27,504	206,206
Interpublic Group of Cos., Inc. (The)	25,807	859,631
News Corp. - Class B	37,456	690,689
Omnicom Group, Inc.	10,504	856,811
Paramount Global - Class B	45,677	771,028
Publicis Groupe S.A.	4,358	276,737
Shaw Communications, Inc. - Class B	19,794	570,284
Vivendi SE	67,443	645,368

		8,520,312

Metals & Mining—0.4%
Agnico Eagle Mines, Ltd.	7,423	385,733
Anglo American plc	7,138	279,186
Antofagasta plc	20,750	385,227
ArcelorMittal S.A.	5,214	136,325
Barrick Gold Corp.	29,127	499,289
BHP Group, Ltd.	10,438	323,173
BHP Group, Ltd. (London-Traded Shares)	597	18,408
BlueScope Steel, Ltd.	19,468	221,905
Boliden AB	10,935	411,206
First Quantum Minerals, Ltd.	7,954	166,188
Fortescue Metals Group, Ltd.	22,935	319,744
Franco-Nevada Corp.	3,056	416,577
Freeport-McMoRan, Inc.	12,873	489,174
Glencore plc	34,171	228,494
Ivanhoe Mines, Ltd. - Class A (a)	23,597	186,476
JFE Holdings, Inc.	13,400	155,590
Kinross Gold Corp.	64,827	264,287
Newcrest Mining, Ltd.	22,841	318,450

Metals & Mining—(Continued)
Newmont Corp.	15,493	731,270
Nippon Steel Corp.	13,900	242,012
Norsk Hydro ASA	58,451	437,770
Nucor Corp.	3,217	424,033
Pan American Silver Corp.	11,795	192,518
Rio Tinto plc	7,318	513,476
Rio Tinto, Ltd.	3,012	237,377
South32, Ltd.	98,033	265,367
Sumitomo Metal Mining Co., Ltd.	4,600	163,644
Teck Resources, Ltd. - Class B	7,275	274,935
Wheaton Precious Metals Corp.	10,611	414,566

		9,102,400

Multi-Utilities—0.6%
Algonquin Power & Utilities Corp.	117,962	768,408
Ameren Corp.	10,808	961,047
CenterPoint Energy, Inc.	28,387	851,326
CMS Energy Corp.	13,891	879,717
Consolidated Edison, Inc.	7,631	727,311
Dominion Energy, Inc.	10,553	647,110
DTE Energy Co.	8,146	957,399
E.ON SE	92,672	924,906
Engie S.A.	41,184	589,921
National Grid plc	56,837	682,691
NiSource, Inc.	28,384	778,289
Public Service Enterprise Group, Inc.	12,122	742,715
Sempra Energy	5,653	873,615
Veolia Environnement S.A.	23,369	600,362
WEC Energy Group, Inc.	8,443	791,616

		11,776,433

Multiline Retail—0.2%
Canadian Tire Corp., Ltd. - Class A	6,458	674,894
Dollar General Corp.	1,635	402,619
Dollar Tree, Inc. (a)	1,541	217,959
Dollarama, Inc.	15,105	883,431
Next plc	2,457	172,999
Pan Pacific International Holdings Corp.	68,400	1,269,743
Target Corp.	1,977	294,652
Wesfarmers, Ltd.	16,758	523,282

		4,439,579

Oil, Gas & Consumable Fuels—1.4%
Aker BP ASA	21,496	670,054
Ampol, Ltd.	31,721	608,888
APA Corp.	8,136	379,788
ARC Resources, Ltd.	46,922	632,442
BP plc	239,406	1,392,202
Cameco Corp.	27,584	625,224
Canadian Natural Resources, Ltd.	8,158	453,028
Chevron Corp.	4,198	753,499
ConocoPhillips	5,161	608,998
Coterra Energy, Inc.	15,370	377,641
Devon Energy Corp.	6,868	422,451
Diamondback Energy, Inc.	3,358	459,307

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Enbridge, Inc.	13,682	$534,750
ENEOS Holdings, Inc.	304,700	1,037,470
Eni S.p.A.	43,895	627,007
EOG Resources, Inc.	3,858	499,688
EQT Corp.	12,827	433,937
Exxon Mobil Corp.	5,154	568,486
Galp Energia SGPS S.A.	92,599	1,252,999
Hess Corp.	4,106	582,313
Idemitsu Kosan Co., Ltd.	41,876	979,943
Imperial Oil, Ltd.	10,183	495,989
Inpex Corp.	53,900	575,144
Keyera Corp.	23,315	509,521
Kinder Morgan, Inc.	30,372	549,126
Marathon Oil Corp.	17,205	465,739
Marathon Petroleum Corp.	3,736	434,833
Neste Oyj	15,606	720,810
Occidental Petroleum Corp.	6,554	412,836
OMV AG	18,361	948,093
ONEOK, Inc.	9,290	610,353
Parkland Corp.	23,742	520,956
Pembina Pipeline Corp.	15,410	523,075
Phillips 66	5,508	573,273
Pioneer Natural Resources Co.	1,833	418,639
Repsol S.A.	54,343	866,298
Santos, Ltd.	116,860	573,019
Shell plc	43,338	1,231,567
Suncor Energy, Inc.	16,650	528,152
Targa Resources Corp.	8,016	589,176
TC Energy Corp.	13,871	552,996
TotalEnergies SE	18,100	1,129,714
Tourmaline Oil Corp.	11,328	571,587
Valero Energy Corp.	4,357	552,729
Washington H Soul Pattinson & Co., Ltd.	32,371	609,091
Williams Cos., Inc. (The)	16,777	551,963
Woodside Energy Group, Ltd.	1,076	26,034

		29,440,828

Paper & Forest Products—0.1%
Holmen AB - B Shares	13,256	527,371
Mondi plc	17,559	298,213
Oji Holdings Corp.	58,800	237,857
Stora Enso Oyj - R Shares	33,121	467,919
Svenska Cellulosa AB SCA - Class B	15,772	199,426
UPM-Kymmene Oyj	15,647	586,543
West Fraser Timber Co., Ltd.	2,236	161,458

		2,478,787

Personal Products—0.2%
Beiersdorf AG	6,095	699,411
Estee Lauder Cos., Inc. (The) - Class A	2,587	641,861
Haleon plc (a)	21,784	87,134
Kao Corp.	12,600	504,385
Kobayashi Pharmaceutical Co., Ltd.	6,500	447,124
Kose Corp.	3,298	358,288
L’Oreal S.A.	724	259,730

Personal Products—(Continued)
Shiseido Co., Ltd.	8,000	394,245
Unilever plc	12,473	629,250

		4,021,428

Pharmaceuticals—0.7%
Astellas Pharma, Inc.	1,100	16,688
AstraZeneca plc	4,166	565,390
Bayer AG	4,838	249,798
Bristol-Myers Squibb Co.	6,064	436,305
Catalent, Inc. (a)	5,515	248,230
Chugai Pharmaceutical Co., Ltd.	8,200	208,363
Daiichi Sankyo Co., Ltd.	15,200	487,123
Eisai Co., Ltd.	5,900	386,443
Eli Lilly and Co.	1,015	371,328
GSK plc	17,427	303,052
Hikma Pharmaceuticals plc	17,769	333,664
Ipsen S.A.	4,554	490,778
Johnson & Johnson	1,344	237,418
Kyowa Kirin Co., Ltd.	13,800	317,458
Merck & Co., Inc.	4,325	479,859
Merck KGaA	2,294	444,257
Nippon Shinyaku Co., Ltd.	5,900	336,154
Novartis AG	12,166	1,102,012
Novo Nordisk A/S - Class B	5,340	723,036
Ono Pharmaceutical Co., Ltd.	13,100	306,444
Organon & Co.	14,233	397,528
Orion Oyj - Class B	3,720	203,905
Otsuka Holdings Co., Ltd.	18,700	608,798
Pfizer, Inc.	7,280	373,027
Recordati Industria Chimica e Farmaceutica S.p.A.	8,257	343,221
Roche Holding AG (Bearer Shares)	2,911	1,128,219
Sanofi	3,012	291,443
Shionogi & Co., Ltd.	4,900	243,767
Takeda Pharmaceutical Co., Ltd.	23,538	735,188
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	67,696	617,388
UCB S.A.	7,675	604,520
Viatris, Inc.	27,547	306,598
Zoetis, Inc.	2,066	302,772

		14,200,174

Professional Services—0.2%
Adecco Group AG (a)	4,462	146,730
CoStar Group, Inc. (a)	3,661	282,922
Equifax, Inc.	2,056	399,604
Intertek Group plc	2,448	119,482
Jacobs Solutions, Inc.	2,517	302,216
Leidos Holdings, Inc.	4,092	430,437
Nihon M&A Center Holdings, Inc.	10,500	130,241
RELX plc	7,862	217,823
Robert Half International, Inc.	4,349	321,087
SGS S.A.	72	166,703
Teleperformance	1,754	418,548
Thomson Reuters Corp.	5,561	634,381
Verisk Analytics, Inc.	1,961	345,960
Wolters Kluwer NV	3,303	345,028

		4,261,162

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—0.2%
Azrieli Group, Ltd.	1,280	$85,042
CBRE Group, Inc. - Class A (a)	2,196	169,004
CK Asset Holdings, Ltd.	63,500	390,957
Daito Trust Construction Co., Ltd.	2,200	226,106
Daiwa House Industry Co., Ltd.	9,100	208,808
FirstService Corp.	1,970	241,245
Hang Lung Properties, Ltd.	201,000	390,257
Henderson Land Development Co., Ltd.	128,000	446,924
Hongkong Land Holdings, Ltd.	26,700	122,449
LEG Immobilien SE	2,009	130,919
Lendlease Corp Ltd	41,418	220,801
Mitsubishi Estate Co., Ltd.	1,000	12,941
Mitsui Fudosan Co., Ltd.	7,800	142,498
Nomura Real Estate Holdings, Inc.	4,800	102,618
Sagax AB - Class B	4,376	99,666
Sino Land Co., Ltd.	248,000	308,883
Sumitomo Realty & Development Co., Ltd.	5,900	138,922
Sun Hung Kai Properties, Ltd.	34,500	472,119
Swire Properties, Ltd.	137,600	348,105
Swiss Prime Site AG (a)	2,622	227,671
Vonovia SE	4,218	99,407
Wharf Real Estate Investment Co., Ltd.	53,596	312,471

		4,897,813

Road & Rail—0.3%
Aurizon Holdings, Ltd.	124,519	314,071
Canadian National Railway Co.	3,816	453,298
Canadian Pacific Railway, Ltd.	6,019	448,758
Central Japan Railway Co.	1,900	233,743
CSX Corp.	21,479	665,419
East Japan Railway Co.	2,700	154,054
Hankyu Hanshin Holdings, Inc.	8,400	249,729
J.B. Hunt Transport Services, Inc.	132	23,016
Keio Corp.	7,300	268,400
Keisei Electric Railway Co., Ltd.	6,600	188,791
Kintetsu Group Holdings Co., Ltd.	11,300	374,551
MTR Corp., Ltd.	48,000	254,319
Norfolk Southern Corp.	231	56,923
Odakyu Electric Railway Co., Ltd.	900	11,730
Old Dominion Freight Line, Inc.	1,581	448,656
TFI International, Inc.	3,547	355,250
Tobu Railway Co., Ltd.	16,800	393,356
Tokyu Corp.	25,400	319,907
West Japan Railway Co.	4,700	205,140

		5,419,111

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc. (a)	2,858	185,113
Advantest Corp.	2,800	180,768
Analog Devices, Inc.	2,465	404,334
Applied Materials, Inc.	2,387	232,446
ASM International NV	1,343	339,995
ASML Holding NV	638	345,351
Broadcom, Inc.	645	360,639
Disco Corp.	756	217,326
Infineon Technologies AG	10,049	306,069

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	3,004	79,396
KLA Corp.	792	298,608
Lasertec Corp.	800	132,882
Microchip Technology, Inc.	3,543	248,896
Monolithic Power Systems, Inc.	792	280,059
NVIDIA Corp.	1,543	225,494
NXP Semiconductors NV	1,737	274,498
ON Semiconductor Corp. (a)	3,317	206,881
Qorvo, Inc. (a)	3,707	336,003
QUALCOMM, Inc.	2,426	266,715
Renesas Electronics Corp. (a)	16,700	150,926
Rohm Co., Ltd.	3,273	233,567
Skyworks Solutions, Inc.	2,855	260,176
STMicroelectronics NV	5,404	192,112
SUMCO Corp.	12,000	160,567
Teradyne, Inc.	2,998	261,875
Texas Instruments, Inc.	3,236	534,652
Tokyo Electron, Ltd.	500	148,532
Tower Semiconductor, Ltd. (a)	12,327	537,909

		7,401,789

Software—0.4%
Adobe, Inc. (a)	635	213,697
Autodesk, Inc. (a)	1,010	188,739
AVEVA Group plc	11,393	442,509
Cadence Design Systems, Inc. (a)	2,279	366,099
Ceridian HCM Holding, Inc. (a)	4,653	298,490
Check Point Software Technologies, Ltd. (a)	5,814	733,494
Constellation Software, Inc.	179	279,467
CyberArk Software, Ltd. (a)	3,835	497,208
Dassault Systemes SE	7,307	263,542
Fortinet, Inc. (a)	5,108	249,730
Gen Digital, Inc.	13,392	286,991
Microsoft Corp.	631	151,326
Nemetschek SE	4,634	236,686
Nice, Ltd. (a)	2,589	501,885
Open Text Corp.	7,945	235,416
Oracle Corp. Japan	5,900	383,878
Paycom Software, Inc. (a)	720	223,423
PTC, Inc. (a)	847	101,674
Sage Group plc (The)	51,269	460,440
Salesforce, Inc. (a)	1,536	203,658
SAP SE	3,373	348,092
ServiceNow, Inc. (a)	629	244,222
Temenos AG	8,693	480,202
Trend Micro, Inc. (a)	7,200	336,688
Tyler Technologies, Inc. (a)	1,334	430,095
Xero, Ltd. (a)	10,120	483,084

		8,640,735

Specialty Retail—0.3%
Advance Auto Parts, Inc.	1,866	274,358
AutoZone, Inc. (a)	166	409,386
Bath & Body Works, Inc.	5,938	250,227
Best Buy Co., Inc.	3,700	296,777
CarMax, Inc. (a)	5,234	318,698

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Fast Retailing Co., Ltd.	400	$242,402
H & M Hennes & Mauritz AB - B Shares	8,917	96,256
Industria de Diseno Textil S.A.	22,664	603,500
Kingfisher plc	83,818	239,881
Lowe’s Cos., Inc.	916	182,504
Nitori Holdings Co., Ltd.	2,700	350,169
O’Reilly Automotive, Inc. (a)	637	537,647
Ross Stores, Inc.	4,299	498,985
TJX Cos., Inc. (The)	6,576	523,450
Tractor Supply Co.	2,034	457,589
Ulta Beauty, Inc. (a)	691	324,127
USS Co., Ltd.	14,100	223,452

		5,829,408

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.	3,317	430,978
Brother Industries, Ltd.	34,300	519,031
Canon, Inc.	16,700	361,104
FUJIFILM Holdings Corp.	11,000	554,985
HP, Inc.	12,458	334,746
Logitech International S.A.	8,805	546,502
NetApp, Inc.	3,956	237,597
Ricoh Co., Ltd.	29,100	223,205
Seagate Technology Holdings plc	4,459	234,588
Seiko Epson Corp.	31,300	454,324

		3,897,060

Textiles, Apparel & Luxury Goods—0.2%
Adidas AG	1,346	183,743
Burberry Group plc	7,380	180,330
Cie Financiere Richemont S.A. - Class A	3,305	427,686
Gildan Activewear, Inc.	15,275	418,314
Hermes International	286	441,338
Kering S.A.	321	164,282
LVMH Moet Hennessy Louis Vuitton SE	301	218,660
Moncler S.p.A.	10,903	580,374
NIKE, Inc. - Class B	4,448	520,460
Puma SE	3,413	207,108
Ralph Lauren Corp.	2,238	236,489
Swatch Group AG (The) - Bearer Shares	993	281,909
Tapestry, Inc.	7,047	268,350
VF Corp.	5,695	157,239

		4,286,282

Tobacco—0.1%
Altria Group, Inc.	18,203	832,059
British American Tobacco plc	10,714	425,075
Imperial Brands plc	19,946	498,342
Japan Tobacco, Inc.	12,500	252,751
Philip Morris International, Inc.	7,285	737,315

		2,745,542

Trading Companies & Distributors—0.2%
Ashtead Group plc	2,037	116,367
Brenntag SE	2,349	150,185

Trading Companies & Distributors—(Continued)
Bunzl plc	12,048	402,130
Fastenal Co.	6,912	327,076
IMCD NV	1,467	209,540
ITOCHU Corp.	5,000	156,334
Marubeni Corp.	17,300	197,700
Mitsubishi Corp.	10,300	333,223
Mitsui & Co., Ltd.	6,300	183,187
MonotaRO Co., Ltd.	11,900	168,278
Reece, Ltd.	11,764	113,133
Sumitomo Corp.	9,000	149,239
Toromont Industries, Ltd.	4,128	297,893
Toyota Tsusho Corp.	4,400	161,292
United Rentals, Inc. (a)	738	262,300

		3,227,877

Transportation Infrastructure—0.0%
Aena SME S.A. (a)	1,594	200,749
Aeroports de Paris (a)	1,227	165,010
Auckland International Airport, Ltd. (a)	76,649	380,795
Transurban Group	26,071	230,213

		976,767

Water Utilities—0.1%
American Water Works Co., Inc.	3,733	568,984
Severn Trent plc	21,932	703,352
United Utilities Group plc	59,624	714,978

		1,987,314

Wireless Telecommunication Services—0.3%
KDDI Corp.	51,200	1,547,475
Rogers Communications, Inc. - Class B	10,540	493,294
SoftBank Corp.	69,800	789,211
SoftBank Group Corp.	4,200	177,862
T-Mobile U.S., Inc. (a)	7,064	988,960
Tele2 AB - B Shares	101,210	824,671
Vodafone Group plc	601,513	609,735

		5,431,208

Total Common Stocks (Cost $493,165,512)		451,594,038

Foreign Government—12.5%

Sovereign—12.5%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (d)	50,060,406	54,432,206
French Republic Government Bond OAT 0.100%, 03/01/26 (144A) (EUR)(d)	4,593,640	4,872,532
0.100%, 03/01/28 (EUR)(d)	6,332,312	6,805,453
0.100%, 03/01/29 (EUR)(d)	4,639,080	4,831,484
0.100%, 07/25/31 (144A) (EUR)(d)	4,600,760	4,731,058
0.100%, 03/01/36 (144A) (EUR)(d)	4,334,600	4,432,582

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
French Republic Government Bond OAT
0.100%, 07/25/36 (144A) (EUR)(d)	4,740,760	$4,591,121
0.100%, 07/25/47 (144A) (EUR)(d)	4,810,560	4,453,028
0.700%, 07/25/30 (144A) (EUR)(d)	4,833,400	5,231,652
1.850%, 07/25/27 (EUR)(d)	9,673,931	11,039,888
3.400%, 07/25/29 (EUR)(d)	9,916,270	13,040,575
Italy Buoni Poliennali Del Tesoro
0.100%, 05/15/23 (EUR)(d)	8,305,080	8,840,348
0.150%, 05/15/51 (144A) (EUR)(d)	4,621,680	2,893,166
0.400%, 05/15/30 (144A) (EUR)(d)	3,265,388	3,058,993
0.650%, 05/15/26 (EUR)(d)	4,252,706	4,405,176
1.250%, 09/15/32 (144A) (EUR)(d)	2,407,380	2,338,732
1.300%, 05/15/28 (144A) (EUR)(d)	3,008,475	3,115,139
2.350%, 09/15/24 (144A) (EUR)(d)	4,843,880	5,338,038
2.550%, 09/15/41 (144A) (EUR)(d)	2,618,420	2,867,975
2.600%, 09/15/23 (144A) (EUR)(d)	1,926,008	2,097,353
3.100%, 09/15/26 (144A) (EUR)(d)	3,194,750	3,632,087
United Kingdom Gilt Inflation Linked Bonds
0.125%, 03/22/24 (GBP)(d)	2,936,420	3,604,300
0.125%, 03/22/26 (GBP)(d)	2,756,500	3,357,464
0.125%, 08/10/28 (GBP)(d)	2,632,132	3,168,652
0.125%, 03/22/29 (GBP)(d)	3,013,251	3,631,165
0.125%, 08/10/31 (GBP)(d)	2,424,520	2,947,831
0.125%, 03/22/44 (GBP)(d)	2,936,380	3,247,200
0.125%, 08/10/48 (GBP)(d)	2,590,480	2,797,560
0.125%, 03/22/58 (GBP)(d)	3,477,350	3,743,564
0.125%, 11/22/65 (GBP)(d)	2,733,300	3,037,649
0.125%, 03/22/68 (GBP)(d)	2,565,720	2,858,545
0.250%, 03/22/52 (GBP)(d)	2,940,900	3,271,766
0.375%, 03/22/62 (GBP)(d)	7,546,200	9,083,276
0.500%, 03/22/50 (GBP)(d)	5,003,610	5,979,071
0.625%, 03/22/40 (GBP)(d)	5,835,526	7,254,317
0.625%, 11/22/42 (GBP)(d)	10,051,260	12,449,343
0.750%, 03/22/34 (GBP)(d)	5,364,240	6,814,656
0.750%, 11/22/47 (GBP)(d)	5,139,270	6,426,156
1.250%, 11/22/27 (GBP)(d)	1,138,926	1,452,192
1.250%, 11/22/32 (GBP)(d)	15,736,317	21,044,168

Total Foreign Government (Cost $357,009,260)		263,217,461

U.S. Treasury & Government Agencies—6.9%

U.S. Treasury—6.9%
U.S. Treasury Inflation Indexed Bonds
0.250%, 02/15/50 (d)	5,795,000	3,903,373
2.125%, 02/15/40 (d)	3,722,274	3,937,689
3.375%, 04/15/32 (d)	4,196,800	4,803,520
3.875%, 04/15/29 (d)	3,625,120	4,073,076
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23 (d)	2,581,840	2,578,512
0.125%, 10/15/25 (d)	19,350,372	18,389,395
0.125%, 04/15/26 (d)	2,386,062	2,243,169
0.125%, 01/15/30 (d)	14,940,135	13,419,556
0.125%, 07/15/30 (d)	11,505,582	10,301,384
0.125%, 01/15/31 (d)	8,813,882	7,827,258
0.125%, 07/15/31 (d)	9,449,875	8,349,558
U.S. Treasury Inflation Indexed Notes
0.250%, 01/15/25 (d)	2,516,100	2,413,488
0.250%, 07/15/29 (d)	21,317,670	19,515,221
0.375%, 07/15/25 (d)	3,769,530	3,620,176
0.375%, 07/15/27 (d)	8,855,660	8,345,805
0.500%, 01/15/28 (d)	6,873,520	6,463,393
0.750%, 07/15/28 (d)	9,805,198	9,339,852
0.875%, 01/15/29 (d)	16,804,339	16,008,722

Total U.S. Treasury & Government Agencies (Cost $173,359,776)		145,533,147

Mutual Funds—2.7%

Investment Company Securities—2.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $72,871,969)	548,388	57,816,547

Preferred Stock—0.0%

Life Sciences Tools & Services—0.0%
Sartorius AG (Cost $395,129)	939	371,333

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Abiomed, Inc. (a) (Cost $1,188)	1,165	0

Short-Term Investments—51.4%

Mutual Funds—45.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.060% (e)	253,939,393	253,939,393
Dreyfus Treasury & Agency Cash Management Institutional Shares 3.900% (e)	267,235,487	267,235,487
Goldman Sachs Financial Square Government Fund, Institutional Class 4.020% (e)	263,041,746	263,041,746
State Street Institutional Treasury Plus Money Market Fund 4.180% (e)	179,115,155	179,115,155

		963,331,781

U.S. Treasury—5.9%
U.S. Treasury Bill 4.523%, 06/15/23 (f)(g)	127,000,000	124,439,832

Total Short-Term Investments (Cost $1,085,888,656)		1,087,771,613

Total Investments— 94.8% (Cost $2,182,691,490)		2,006,304,139
Other assets and liabilities (net)—5.2%		111,052,197

Net Assets—100.0%		$2,117,356,336

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $124,439,832.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $53,653,456, which is 2.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	20,987,932	BNY	01/30/23	USD	14,152,897	$(151,632)
CAD	35,842,969	BNY	01/30/23	USD	26,542,287	66,946
CHF	13,882,688	BNY	01/30/23	USD	14,977,465	(78,304)
EUR	104,500,000	BNY	01/30/23	USD	111,007,006	(1,048,261)
EUR	104,500,000	BNY	01/30/23	USD	111,328,448	(726,819)
EUR	65,218,488	BNY	01/30/23	USD	69,447,189	(486,543)
GBP	19,606,943	BNY	01/30/23	USD	23,593,506	(126,464)
GBP	62,500,000	BBH	01/30/23	USD	75,195,000	(415,872)
GBP	62,500,000	BBH	01/30/23	USD	75,519,375	(91,497)
HKD	123,236,942	SSBT	01/30/23	USD	15,802,574	4,767
JPY	9,367,101,047	BNY	01/30/23	USD	70,537,630	(1,070,246)

Net Unrealized Depreciation						$(4,123,925)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/20/23	143	EUR	19,723,990	$(1,457,161)
Australian 10 Year Treasury Bond Futures	03/15/23	2,370	AUD	274,165,037	(10,520,285)
Brent Crude Oil Futures	02/28/23	175	USD	14,988,750	735,157
Canada Government Bond 10 Year Futures	03/22/23	1,931	CAD	236,644,050	(3,549,390)
Cattle Feeder Futures	03/30/23	233	USD	21,695,213	355,686
Cocoa Futures	03/16/23	1,007	USD	26,182,000	2,808,607
Coffee “C” Futures	03/21/23	202	USD	12,672,975	(212,508)
Copper Futures	03/29/23	268	USD	25,530,350	(139,285)
Corn Futures	03/14/23	532	USD	18,048,100	(458,238)
Cotton No. 2 Futures	03/09/23	278	USD	11,588,430	86,016
DAX Index Futures	03/17/23	51	EUR	17,834,700	(544,939)
Euro-BTP Futures	03/08/23	529	EUR	57,618,680	(4,527,011)
Euro-Bobl Futures	03/08/23	1,308	EUR	151,401,000	(5,130,573)
Euro-Bund Futures	03/08/23	570	EUR	75,770,100	(5,081,839)
Euro-Buxl 30 Year Bond Futures	03/08/23	234	EUR	31,646,160	(6,434,381)
FTSE 100 Index Futures	03/17/23	370	GBP	27,624,200	(55,942)
Gasoline RBOB Futures	01/31/23	145	USD	15,092,847	1,517,832
Gasoline RBOB Futures	02/28/23	21	USD	2,185,861	(21,088)
Gold 100 oz. Futures	02/24/23	501	USD	91,492,620	1,864,972
Hang Seng Index Futures	01/30/23	262	HKD	260,886,500	255,262
IBEX 35 Index Futures	01/20/23	195	EUR	15,978,885	(302,199)
Japanese Government 10 Year Bond Futures	03/13/23	480	JPY	69,820,800,000	(9,257,336)
LME Nickel Futures	03/13/23	158	USD	28,482,660	4,640,154
LME Primary Aluminum Futures	03/13/23	604	USD	35,817,351	(529,451)
LME Zinc Futures	03/13/23	410	USD	30,509,125	65,848
Lean Hogs Futures	02/14/23	176	USD	6,174,080	(211,952)
Live Cattle Futures	02/28/23	484	USD	30,569,440	860,792

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Low Sulphur Gas Oil Futures	02/10/23	187	USD	16,942,200	$1,681,468
MSCI Emerging Markets Index Mini Futures	03/17/23	1,536	USD	73,681,920	(1,966,003)
Natural Gas Futures	02/24/23	553	USD	22,695,120	(5,394,622)
New York Harbor ULSD Futures	01/31/23	123	USD	17,021,970	1,342,304
OMX Stockholm 30 Index Futures	01/20/23	833	SEK	170,098,600	(593,745)
Russell 2000 Index E-Mini Futures	03/17/23	1,826	USD	161,683,170	(3,724,136)
S&P 500 Index E-Mini Futures	03/17/23	44	USD	8,494,200	(385,972)
S&P TSX 60 Index Futures	03/16/23	211	CAD	49,369,780	(1,253,119)
SPI 200 Index Futures	03/16/23	276	AUD	48,244,800	(637,331)
Silver Futures	03/29/23	334	USD	40,146,800	3,796,458
Soyabean Futures	03/14/23	194	USD	14,782,800	756,398
Soybean Meal Futures	03/14/23	342	USD	16,108,200	1,627,565
Soybean Oil Futures	03/14/23	292	USD	11,225,064	(19,540)
Sugar No. 11 Futures	02/28/23	775	USD	17,394,720	1,302,457
TOPIX Index Futures	03/09/23	202	JPY	3,820,830,000	(830,440)
U.S. Treasury Long Bond Futures	03/22/23	885	USD	110,929,219	(89,487)
U.S. Treasury Note 10 Year Futures	03/22/23	2,200	USD	247,053,125	(1,284,206)
U.S. Treasury Note 2 Year Futures	03/31/23	1,944	USD	398,671,877	356,295
U.S. Treasury Note 5 Year Futures	03/31/23	2,724	USD	294,000,470	(730,663)
U.S. Treasury Ultra Long Bond Futures	03/22/23	119	USD	15,983,188	(628,534)
United Kingdom Long Gilt Bond Futures	03/29/23	1,413	GBP	141,158,700	(8,230,127)
WTI Crude Oil Futures	02/21/23	202	USD	16,250,900	1,193,202
Wheat Futures	03/14/23	461	USD	18,255,600	(2,147,351)
Wheat Futures	05/12/23	25	USD	998,438	132

Futures Contracts—Short
LME Nickel Futures	03/13/23	(39)	USD	(7,030,530)	(562,928)
LME Primary Aluminum Futures	03/13/23	(90)	USD	(5,337,023)	243,174
LME Zinc Futures	03/13/23	(69)	USD	(5,134,463)	146,776

Net Unrealized Depreciation					$(51,275,227)

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,096,809	$1,449,467	$—	$4,546,276
Air Freight & Logistics	1,055,329	185,545	—	1,240,874
Airlines	1,036,169	513,024	—	1,549,193
Auto Components	577,539	1,432,176	—	2,009,715
Automobiles	675,900	2,964,571	—	3,640,471
Banks	5,193,267	6,031,809	—	11,225,076
Beverages	4,559,426	6,613,314	—	11,172,740
Biotechnology	2,519,088	2,496,913	—	5,016,001
Building Products	1,978,575	1,473,023	—	3,451,598
Capital Markets	3,960,773	3,397,400	—	7,358,173
Chemicals	8,754,167	9,593,229	—	18,347,396
Commercial Services & Supplies	1,097,670	1,209,358	—	2,307,028
Communications Equipment	1,172,967	803,613	—	1,976,580
Construction & Engineering	680,306	737,037	—	1,417,343
Construction Materials	1,055,453	1,199,158	—	2,254,611
Consumer Finance	917,602	—	—	917,602
Containers & Packaging	4,221,557	395,550	—	4,617,107
Distributors	349,869	—	—	349,869
Diversified Consumer Services	—	712,425	—	712,425
Diversified Financial Services	94,832	946,723	—	1,041,555
Diversified Telecommunication Services	2,886,224	15,933,066	—	18,819,290
Electric Utilities	14,446,528	16,305,509	—	30,752,037
Electrical Equipment	1,152,606	728,891	—	1,881,497
Electronic Equipment, Instruments & Components	1,982,875	4,368,475	—	6,351,350
Energy Equipment & Services	1,606,042	734,079	—	2,340,121
Entertainment	5,089,936	5,474,147	—	10,564,083
Equity Real Estate Investment Trusts	7,696,230	4,662,255	—	12,358,485
Food & Staples Retailing	5,306,659	5,497,950	—	10,804,609
Food Products	11,231,563	11,430,916	—	22,662,479
Gas Utilities	983,839	10,172,357	—	11,156,196
Health Care Equipment & Supplies	6,207,200	7,570,770	—	13,777,970
Health Care Providers & Services	4,510,154	1,791,784	0	6,301,938
Health Care Technology	—	197,253	—	197,253
Hotels, Restaurants & Leisure	4,934,155	5,110,852	—	10,045,007
Household Durables	2,105,893	2,365,262	—	4,471,155
Household Products	3,643,840	2,657,551	—	6,301,391
Independent Power and Renewable Electricity Producers	1,157,092	2,460,142	—	3,617,234
Industrial Conglomerates	843,464	3,229,642	—	4,073,106
Insurance	5,717,853	5,513,276	—	11,231,129
Interactive Media & Services	1,973,309	2,960,883	—	4,934,192

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$791,180	$1,286,065	$—	$2,077,245
IT Services	6,897,404	4,931,068	—	11,828,472
Leisure Products	283,636	891,308	—	1,174,944
Life Sciences Tools & Services	3,932,417	2,509,128	—	6,441,545
Machinery	3,876,856	5,095,879	—	8,972,735
Marine	—	324,933	—	324,933
Media	6,273,390	2,246,922	—	8,520,312
Metals & Mining	4,445,046	4,657,354	—	9,102,400
Multi-Utilities	8,978,553	2,797,880	—	11,776,433
Multiline Retail	2,473,555	1,966,024	—	4,439,579
Oil, Gas & Consumable Fuels	16,192,495	13,248,333	—	29,440,828
Paper & Forest Products	161,458	2,317,329	—	2,478,787
Personal Products	641,861	3,379,567	—	4,021,428
Pharmaceuticals	3,770,453	10,429,721	—	14,200,174
Professional Services	2,716,607	1,544,555	—	4,261,162
Real Estate Management & Development	410,249	4,487,564	—	4,897,813
Road & Rail	2,451,320	2,967,791	—	5,419,111
Semiconductors & Semiconductor Equipment	4,455,785	2,946,004	—	7,401,789
Software	4,703,729	3,937,006	—	8,640,735
Specialty Retail	4,073,748	1,755,660	—	5,829,408
Technology Hardware, Storage & Peripherals	1,237,909	2,659,151	—	3,897,060
Textiles, Apparel & Luxury Goods	1,600,852	2,685,430	—	4,286,282
Tobacco	1,569,374	1,176,168	—	2,745,542
Trading Companies & Distributors	887,269	2,340,608	—	3,227,877
Transportation Infrastructure	—	976,767	—	976,767
Water Utilities	568,984	1,418,330	—	1,987,314
Wireless Telecommunication Services	1,482,254	3,948,954	—	5,431,208
Total Common Stocks	211,349,144	240,244,894	0	451,594,038
Total Foreign Government*	—	263,217,461	—	263,217,461
Total U.S. Treasury & Government Agencies*	—	145,533,147	—	145,533,147
Total Mutual Funds*	57,816,547	—	—	57,816,547
Total Preferred Stock*	—	371,333	—	371,333
Total Rights*	—	0	—	0
Short-Term Investments
Mutual Funds	963,331,781	—	—	963,331,781
U.S. Treasury	—	124,439,832	—	124,439,832
Total Short-Term Investments	963,331,781	124,439,832	—	1,087,771,613
Total Investments	$1,232,497,472	$773,806,667	$0	$2,006,304,139

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$71,713	$—	$71,713
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,195,638)	—	(4,195,638)
Total Forward Contracts	$—	$(4,123,925)	$—	$(4,123,925)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$25,636,555	$—	$—	$25,636,555
Futures Contracts (Unrealized Depreciation)	(76,911,782)	—	—	(76,911,782)
Total Futures Contracts	$(51,275,227)	$—	$—	$(51,275,227)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$2,006,304,139
Cash	6,052,352
Cash denominated in foreign currencies (b)	103,700,253
Cash collateral for futures contracts	11,408,000
Unrealized appreciation on forward foreign currency exchange contracts	71,713
Receivable for:
Fund shares sold	1,397
Dividends and interest	4,869,277
Prepaid expenses	10,837

Total Assets	2,132,417,968
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,195,638
Payables for:
Fund shares redeemed	551,021
Variation margin on futures contracts	8,047,742
Accrued Expenses:
Management fees	1,125,475
Distribution and service fees	466,423
Deferred trustees’ fees	272,188
Other expenses	403,145

Total Liabilities	15,061,632

Net Assets	$2,117,356,336

Net Assets Consist of:
Paid in surplus	$2,798,275,910
Distributable earnings (Accumulated losses)	(680,919,574)

Net Assets	$2,117,356,336

Net Assets
Class B	$2,117,356,336
Capital Shares Outstanding*
Class B	347,415,685
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$6.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,182,691,490.
(b)	Identified cost of cash denominated in foreign currencies was $102,897,077.

Consolidated§ Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$10,205,007
Interest (b)	46,246,067

Total investment income	56,451,074
Expenses
Management fees	10,333,738
Administration fees	103,683
Custodian and accounting fees	299,598
Distribution and service fees—Class B	4,149,709
Audit and tax services	103,738
Legal	54,003
Trustees’ fees and expenses	9,260
Shareholder reporting	89,507
Insurance	12,467
Miscellaneous	27,728

Total expenses	15,183,431
Less management fee waiver	(375,635)

Net expenses	14,807,796

Net Investment Income	41,643,278

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(147,446,122)
Futures contracts	(260,606,745)
Swap contracts	(3,515,565)
Foreign currency transactions	(5,055,895)
Forward foreign currency transactions	49,951,029

Net realized gain (loss)	(366,673,298)

Net change in unrealized appreciation (depreciation) on:
Investments	(74,854,376)
Futures contracts	(52,458,147)
Swap contracts	119,506
Foreign currency transactions	5,379,695
Forward foreign currency transactions	(3,255,552)

Net change in unrealized appreciation (depreciation)	(125,068,874)

Net realized and unrealized gain (loss)	(491,742,172)

Net Increase (Decrease) in Net Assets From Operations	$(450,098,894)

(a)	Net of foreign withholding taxes of $522,691.
(b)	Net of foreign withholding taxes of $480,131.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$41,643,278	$527,916
Net realized gain (loss)	(366,673,298)	20,965,076
Net change in unrealized appreciation (depreciation)	(125,068,874)	(5,283,256)

Increase (decrease) in net assets from operations	(450,098,894)	16,209,736

From Distributions to Shareholders
Class B	(445,670,423)	(20,734,955)

Total distributions	(445,670,423)	(20,734,955)

Increase (decrease) in net assets from capital share transactions	2,760,386,081	(1,624,122)

Total increase (decrease) in net assets	1,864,616,764	(6,149,341)

Net Assets
Beginning of period	252,739,572	258,888,913

End of period	$2,117,356,336	$252,739,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	1,572,173	$13,006,930	1,606,895	$18,903,345
Shares issued through acquisition(a)	285,432,128	2,496,103,959	0	0
Reinvestments	66,484,900	445,670,423	1,841,470	20,734,955
Redemptions	(27,894,892)	(194,395,231)	(3,537,861)	(41,262,422)

Net increase (decrease)	325,594,309	$2,760,386,081	(89,496)	$(1,624,122)

Increase (decrease) derived from capital shares transactions		$2,760,386,081		$(1,624,122)

(a)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.58	$11.82	$11.75	$9.96	$11.62

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.17	0.02	(0.05)	0.06	0.09
Net realized and unrealized gain (loss)	(2.79)	0.70	1.28	2.11	(0.93)

Total income (loss) from investment operations	(2.62)	0.72	1.23	2.17	(0.84)

Less Distributions
Distributions from net investment income	(2.29)	0.00	(0.38)	(0.38)	0.00
Distributions from net realized capital gains	(0.58)	(0.96)	(0.78)	0.00	(0.82)

Total distributions	(2.87)	(0.96)	(1.16)	(0.38)	(0.82)

Net Asset Value, End of Period	$6.09	$11.58	$11.82	$11.75	$9.96

Total Return (%)(b)	(25.66)	6.39	11.85	21.99	(7.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	1.07	1.10	1.10	1.08
Net ratio of expenses to average net assets (%)(c)	0.89	1.06	1.10	1.10	1.08
Ratio of net investment income (loss) to average net assets (%)	2.51	0.20	(0.42)	0.57	0.82
Portfolio turnover rate (%)	36	34	85	46	20
Net assets, end of period (in millions)	$2,117.4	$252.7	$258.9	$232.8	$195.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified.

As of the close of business on April 29, 2022, the portfolio formerly known as PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”), a series of the Trust, merged with and into the portfolio then known as PanAgora Global Diversified Risk Portfolio II (see Note 10). The Predecessor Portfolio was the accounting survivor of the merger for financial reporting purposes. Therefore, the financial statements presented for the Portfolio reflect the historical results of the Predecessor Portfolio prior to the acquisition as well as the post-acquisition results of the combined portfolio. The PanAgora Global Diversified Risk Portfolio II was the legal survivor and changed its name to PanAgora Global Diversified Risk Portfolio upon completion of the merger.

Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary — PanAgora Global Diversified Risk Portfolio, Ltd. II

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio, Ltd. II, which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Predecessor Portfolio was invested in the PanAgora Global Diversified Risk Portfolio, Ltd., which was liquidated on April 25, 2022. The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $299,610,313 in the Subsidiary, representing 14.1% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

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Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments, prior period accumulated balances and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. As of December 31, 2022, the Portfolio did not have any outstanding repurchase agreements.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement

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of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

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otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$356,295	Unrealized depreciation on futures contracts (a) (b)	$55,463,832
Equity	Unrealized appreciation on futures contracts (a) (b)	255,262	Unrealized depreciation on futures contracts (a) (b)	11,750,987
Commodity	Unrealized appreciation on futures contracts (a) (b)	25,024,998	Unrealized depreciation on futures contracts (a) (b)	9,696,963
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	71,713	Unrealized depreciation on forward foreign currency exchange contracts	4,195,638

Total		$25,708,268		$81,107,420

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon	$66,946	$(66,946)	$—	$—
State Street Bank and Trust	4,767	—	—	4,767

	$71,713	$(66,946)	$—	$4,767

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$3,688,269	$(66,946)	$—	$3,621,323
Brown Brothers Harriman & Co.	507,369	—	—	507,369

	$4,195,638	$(66,946)	$—	$4,128,692

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$49,951,029	$49,951,029
Futures contracts	(292,473,397)	(41,297,645)	73,164,297	—	(260,606,745)
Swap contracts	(3,515,565)	—	—	—	(3,515,565)

	$(295,988,962)	$(41,297,645)	$73,164,297	$49,951,029	$(214,171,281)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(3,255,552)	$(3,255,552)
Futures contracts	(54,645,664)	(12,599,550)	14,787,067	—	(52,458,147)
Swap contracts	119,506	—	—	—	119,506

	$(54,526,158)	$(12,599,550)	$14,787,067	$(3,255,552)	$(55,594,193)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$ 586,327,446
Futures contracts long	3,190,088,206
Futures contracts short	(54,537,342)
Swap contracts	94,666,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s

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actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to

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initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$9,443,979	$326,738,122	$338,423,762	$665,681,963

With respect to the Portfolio’s merger with the Predecessor Portfolio (see Note 10) at the close of business on April 29, 2022, the Portfolio acquired long-term securities with a cost of $2,107,045,401 that are not included in the above purchases values.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. As of April 30, 2022, for providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$10,333,738	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Prior to April 30, 2022, the Predecessor Portfolio paid the Adviser a monthly fee based upon annual rates that applied to the Predecessor Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.650%	First $250 million
0.640%	$250 million to $750 million
0.630%	$750 million to $1 billion
0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $250 million
0.010%	$250 million to $750 million
(0.005)%	$750 million to $1 billion
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

Prior to April 30, 2022, the Adviser had agreed, for the period of December 15, 2021 to April 29, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Predecessor Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Additionally, prior to April 30, 2022, Brighthouse Investment Advisers had contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Predecessor Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Predecessor Portfolio and those of the Portfolio a series of the Trust also subadvised by the Subadviser. Amounts waived for year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-34

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,195,938,880

Gross unrealized appreciation	115,020,039
Gross unrealized (depreciation)	(317,467,724)

Net unrealized appreciation (depreciation)	$(202,447,685)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$348,495,298	$8,787,465	$97,175,125	$11,947,490	$445,670,423	$20,734,955

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$157,529,527	$—	$(197,081,795)	$(641,095,117)	$(680,647,385)

BHFTI-35

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $276,829,309 and accumulated long-term capital losses of $364,265,808. The capital loss carryforward includes amounts acquired on April 29, 2022 in the merger with the Predecessor Portfolio. The utilization of these losses in the future may be limited under current tax rules.

10. Acquisition

At the close of business on April 29, 2022, the PanAgora Global Diversified Risk Portfolio II (the “PanAgora II Portfolio”), with aggregate Class B net assets of $2,496,103,959, acquired all of the assets and assumed the liabilities of the Predecessor Portfolio. The Predecessor Portfolio was the accounting survivor of the merger for financial reporting purposes. Therefore, the financial statements presented for the Portfolio reflect the historical results of Predecessor Portfolio prior to the acquisition and the combined results thereafter. The PanAgora II Portfolio was the legal and tax survivor of the merger and changed its name to PanAgora Global Diversified Risk Portfolio upon completion of the merger.

The acquisition was accomplished by a tax-free exchange of 312,549,834 Class B shares of the PanAgora II Portfolio (valued at $2,496,103,959) for 285,432,128 Class B shares of the Portfolio. Each shareholder of the Predecessor Portfolio received Class B shares of the Portfolio at the Class B NAV, as determined at the close of business on April 29, 2022. The transaction provided investors a risk parity strategy at scale, which may provide the opportunity for enhanced returns. It also streamlined the offerings of the portfolios managed by the Adviser, so that management, distribution and other resources could be focused more effectively on a smaller group of portfolios. Some of the investments held by the Predecessor Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Predecessor Portfolio. All other costs associated with the merger were not borne by the shareholders of either the PanAgora II Portfolio or the Predecessor Portfolio. The Predecessor Portfolio’s net assets on April 29, 2022, were $220,668,507 for Class B shares, including investments valued at $219,943,734 with a cost basis of $228,065,436. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from the Predecessor Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,716,772,466, which included $111,587,425 of acquired unrealized depreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2022, the Portfolio’s pro-forma results of operations for the period ended December 31, 2022, are as follows:

Net Investment income	$59,142,774	(a)
Net realized and unrealized loss	(851,291,723	)(b)

Net decrease in net assets from operations	$(792,148,949)

(a)	$41,643,278 net investment income as reported at December 31, 2022, plus $17,366,863 from the Portfolio pre-merger net investment income, plus $132,633 of pro-forma eliminated other expenses.
(b)	$234,378,214 unrealized depreciation as reported at December 31, 2022, less $77,668,928 pro-forma December 31, 2021 unrealized appreciation, plus $366,673,298 net realized loss as reported at December 31, 2022, plus $172,571,283 in net realized loss from the Portfolio pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 29, 2022.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for

BHFTI-36

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-37

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PanAgora Global Diversified Risk Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-38

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-40

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-41

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-42

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

PanAgora Global Diversified Risk Portfolio. The Board considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-43

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

The Board also considered that as of the close of business on April 29, 2022, the Portfolio, then known as the PanAgora Global Diversified Risk Portfolio II, acquired all of the assets and assumed the liabilities of the PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”). The Board noted that the Predecessor Portfolio was the accounting survivor of the merger for financial reporting purposes, and, therefore, the performance for the Portfolio reflects the historical results of the Predecessor Portfolio prior to the acquisition as well as the post-acquisition results of the combined portfolio.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio returned -11.60%, -11.88%, and -11.73%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. TIPS Index¹, returned -11.85%.

MARKET ENVIRONMENT / CONDITIONS

Geopolitics took center stage in 2022 as Russia invaded Ukraine at the beginning of the year. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening yield curves. Commodity prices soared given Europe’s dependency on Russian oil/natural gas and Ukraine’s significant share of global wheat, neon, and palladium supply. Global yields rose sharply over the year and curves broadly flattened amid more hawkish actions and rhetoric from central banks.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., Consumer Price Index (“CPI”) increased 8.6% year-on-year in May. This prompted the U.S. Federal Reserve (the “Fed”) to hike interest rates by 0.75% in June, the first time since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned. Elevated inflation, tightening monetary policy, ongoing geopolitical tensions, and rising recession risks contributed to heightened market volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of the second half of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 0.75% policy rate hike in November, the Fed adjusted its policy rate upward by 0.50% in December, while advancing its terminal rate projection to 5.1% by the end of 2023.

PORTFOLIO REVIEW/ CURRENT POSITIONING

Tactical Eurozone breakeven inflation (the difference between nominal and real yields) strategies, which were in part achieved through the use of swaps, options, and futures, contributed to performance as inflation expectations in the region rose. Overweight U.S. breakeven inflation, partially facilitated using inflation caps, contributed to performance as inflation expectations rose in the U.S. Nominal curve positioning in U.S. interest rates, partially implemented through futures, options and interest rate swaps, was positive for performance, but was offset by a detraction from curve positions within Eurozone interest rates. Overweight exposure to non-Agency Mortgage-Backed Securities (“MBS”) detracted from performance as mortgage spreads widened and rates rose. Exposure to Danish covered bonds modestly contributed to performance, but was offset by a negative contribution from overweight exposure to U.S. agency MBS. Within corporate credit, tactical exposure to investment grade corporate credit sectors and indices, partially facilitated through credit default swaps, modestly contributed to performance. Short exposure to U.K. breakeven inflation also contributed to performance amid rising inflation expectations and market volatility from pension selling. Additionally, modest overweight positions in Japanese inflation-linked bonds were positive as inflationary fears increased after the Bank of Japan increased the cap on 10-year Japanese government bond yields. Finally, within currencies, exposure to select developed and emerging market currencies through the use of currency forwards modestly contributed to performance.

The Portfolio ended the period with an underweight duration position relative to the benchmark, mainly sourced in the Eurozone and Japan while maintaining a modest overweight exposure to U.S. duration given significant rate differentials. The Portfolio maintains an overweight to U.S. breakevens as long-term inflation expectations are still well anchored despite recent CPI beats. The Portfolio maintains a neutral stance in U.K. breakevens given volatility from pension selling. Additionally, the Portfolio maintains modest overweight positions in select global inflation-linked bonds, including Eurozone and Japanese linkers given they provide an asymmetric payoff and lagged the global recovery initially. The Portfolio remains cautious overall on generic corporate credit. The Portfolio maintains exposure to securitized spread sectors as well as Danish covered bonds given attractive valuations and yield pickup. Within currencies, the Portfolio maintains modest positions given heightened macroeconomic uncertainty.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	–11.60	2.09	0.99
Class B	–11.88	1.83	0.73
Class E	–11.73	1.95	0.84
Bloomberg U.S. TIPS Index	–11.85	2.11	1.12

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	90.0
Foreign Government	10.9
Asset-Backed Securities	9.4
Corporate Bonds & Notes	4.2
Mortgage-Backed Securities	2.1
Purchased Options	0.2
Convertible Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.92%	$1,000.00	$972.00	$4.57
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class B (a)	Actual	1.17%	$1,000.00	$970.70	$5.81
	Hypothetical*	1.17%	$1,000.00	$1,019.31	$5.96

Class E (a)	Actual	1.06%	$1,000.00	$971.80	$5.27
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—90.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—4.1%
Fannie Mae 30 Yr. Pool 3.000%, 05/01/52	387,463	$340,051
4.000%, 10/01/48	469,543	447,426
4.000%, 04/01/49	291,333	277,314
4.000%, 03/01/50	211,976	200,929
4.000%, 08/01/50	291,132	274,994
4.000%, 02/01/52	685,952	643,451
Fannie Mae ARM Pool 2.889%, 12M MTA + 1.200%, 07/01/44 (a)	3,419	3,248
2.889%, 12M MTA + 1.200%, 09/01/44 (a)	8,611	8,181
4.027%, 1Y H15 + 2.360%, 11/01/34 (a)	138,622	141,749
Fannie Mae REMICS (CMO) 3.257%, 05/25/35 (a)	74,187	73,653
3.644%, 1M LIBOR + 0.060%, 12/25/36 (a)	13,301	13,056
3.821%, 1M LIBOR + 0.060%, 07/25/37 (a)	103,136	100,992
4.539%, 1M LIBOR + 0.150%, 08/25/34 (a)	11,883	11,499
4.739%, 1M LIBOR + 0.350%, 07/25/37 (a)	2,345	2,293
4.769%, 1M LIBOR + 0.380%, 07/25/37 (a)	25,230	24,708
Fannie Mae Whole Loan (CMO) 4.739%, 1M LIBOR + 0.350%, 05/25/42 (a)	22,003	21,635
Freddie Mac ARM Non-Gold Pool 3.848%, 1Y H15 + 2.225%, 01/01/34 (a)	12,175	12,223
Freddie Mac REMICS (CMO) 3.207%, 1M LIBOR + 0.350%, 07/15/44 (a)	1,261,388	1,242,847
4.668%, 1M LIBOR + 0.350%, 01/15/47 (a)	1,369,839	1,318,854
Freddie Mac Strips (CMO) 4.768%, 1M LIBOR + 0.450%, 09/15/42 (a)	1,331,698	1,307,723
Freddie Mac Structured Pass-Through Certificates (CMO) 2.889%, 12M MTA + 1.200%, 02/25/45 (a)	255,582	256,443
3.248%, 12M MTA + 1.200%, 10/25/44 (a)	850,374	846,250
4.649%, 1M LIBOR + 0.260%, 08/25/31 (a)	15,907	15,785
Government National Mortgage Association (CMO) 1.968%, 12M LIBOR + 0.750%, 04/20/67 (a)	1,821,170	1,802,259
3.858%, 12M LIBOR + 0.150%, 08/20/68 (a)	2,301,477	2,235,899
4.672%, 1M LIBOR + 0.830%, 08/20/66 (a)	154,344	152,649
4.726%, SOFR30A + 0.900%, 10/20/72 (a)	2,401,851	2,361,400
Uniform Mortgage-Backed Securities 30 Yr. Pool 3.000%, TBA (b)	15,500,000	13,608,911
4.000%, TBA (b)	47,665,720	44,697,960
4.500%, TBA (b)	2,500,000	2,405,543

		74,849,925

U.S. Treasury—85.9%
U.S. Treasury Inflation Indexed Bonds 0.125%, 02/15/51 (c)	17,522,295	11,271,245
0.125%, 02/15/52 (c) (d) (i)	7,706,880	4,984,856
0.250%, 02/15/50 (c) (e)	16,480,980	11,101,193
0.625%, 02/15/43 (c)	14,126,836	11,388,839
0.750%, 02/15/42 (c) (f)	46,208,650	38,649,220
0.750%, 02/15/45 (c)	26,142,751	21,124,150
0.875%, 02/15/47 (c) (f)	47,992,967	39,307,538
1.000%, 02/15/46 (c) (f)	47,981,061	40,714,028
1.375%, 02/15/44 (c) (i)	83,542,952	77,523,926
1.750%, 01/15/28 (c) (f)	73,330,979	73,280,216
2.000%, 01/15/26 (c)	32,934,919	32,893,401
2.125%, 02/15/40 (c)	22,512,865	23,815,725
2.125%, 02/15/41 (c)	20,722,852	21,938,001
2.375%, 01/15/25 (c) (f)	65,143,457	65,195,746

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
2.375%, 01/15/27 (c) (d) (e)	561,477	572,697
2.500%, 01/15/29 (c)	32,270,599	33,645,004
3.375%, 04/15/32 (c) (d) (e)	3,253,359	3,723,689
3.625%, 04/15/28 (c) (f)	33,291,445	36,281,424
3.875%, 04/15/29 (c) (f)	36,777,168	41,321,718
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/24 (c) (f)	44,366,626	42,725,020
0.125%, 04/15/25 (c)	9,920,874	9,454,533
0.125%, 10/15/25 (c) (d) (g) (h)	10,565,188	10,040,501
0.125%, 04/15/26 (c)	19,315,740	18,158,985
0.125%, 07/15/26 (c) (f)	64,836,202	61,093,444
0.125%, 10/15/26 (c) (f)	16,683,885	15,637,997
0.125%, 04/15/27 (c) (f)	12,344,787	11,504,118
0.125%, 01/15/30 (c) (f)	55,047,020	49,444,439
0.125%, 07/15/30 (c) (f)	61,893,693	55,415,774
0.125%, 01/15/31 (c) (f)	49,057,131	43,565,688
0.125%, 07/15/31 (c) (f)	56,321,887	49,763,922
0.125%, 01/15/32 (c) (f)	52,564,077	46,039,430
0.250%, 01/15/25 (c) (f)	35,729,756	34,272,619
0.250%, 07/15/29 (c) (f)	83,823,098	76,735,699
0.375%, 07/15/23 (c)	9,399,416	9,287,798
0.375%, 07/15/25 (c) (g)	11,872,763	11,402,347
0.375%, 01/15/27 (c)	24,646,129	23,240,558
0.375%, 07/15/27 (c)	27,395,294	25,818,041
0.500%, 01/15/28 (c) (f)	151,079,963	142,065,378
0.625%, 04/15/23 (c) (f) (i)	82,882,647	82,036,014
0.625%, 01/15/24 (c) (h)	12,835,529	12,562,837
0.625%, 01/15/26 (c)	34,410,858	33,030,333
0.625%, 07/15/32 (c) (f) (i)	33,330,375	30,527,847
0.750%, 07/15/28 (c) (f)	52,877,125	50,367,623
0.875%, 01/15/29 (c)	19,371,013	18,453,874
1.625%, 10/15/27 (c) (d)	5,834,162	5,827,321

		1,557,204,756

Total U.S. Treasury & Government Agencies (Cost $1,863,024,307)		1,632,054,681

Foreign Government—10.9%

Sovereign—10.9%
Australia Government Bond 3.000%, 09/20/25 (AUD) (c)	11,150,000	11,033,456
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	8,403,792	6,845,429
French Republic Government Bond OAT 0.100%, 03/01/26 (144A) (EUR)(c)	17,800,355	18,881,062
0.100%, 07/25/31 (144A) (EUR)(c)	1,840,304	1,892,423
0.100%, 07/25/38 (144A) (EUR)(c)	6,435,471	6,230,218
0.250%, 07/25/24 (EUR)(c) (f)	4,773,912	5,150,245
Italy Buoni Poliennali Del Tesoro 0.400%, 05/15/30 (144A) (EUR) (c)	3,848,493	3,605,242
1.400%, 05/26/25 (144A) (EUR) (c)	58,617,600	61,998,104
Japanese Government CPI Linked Bonds 0.005%, 03/10/31 (JPY) (c)	375,746,400	2,973,275
0.100%, 03/10/28 (JPY) (c)	1,632,597,040	12,906,274

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japanese Government CPI Linked Bonds
0.100%, 03/10/29 (JPY) (c)	2,153,104,850	$17,037,484
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	4,648,950
New Zealand Government Inflation Linked Bonds 2.500%, 09/20/35 (NZD) (c)	1,815,150	1,150,558
3.000%, 09/20/30 (NZD) (c)	11,600,000	9,484,663
Peruvian Government International Bond 5.940%, 02/12/29 (144A) (PEN)	5,400,000	1,302,604
Qatar Government International Bond 3.875%, 04/23/23	700,000	696,150
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (c)	13,213,890	16,219,350
0.125%, 08/10/41 (GBP) (c)	5,719,050	6,477,549
1.250%, 11/22/27 (GBP) (c)	7,592,843	9,681,281

Total Foreign Government (Cost $212,300,556)		198,214,317

Asset-Backed Securities—9.4%

Asset-Backed - Home Equity—1.1%
ACE Securities Corp. Home Equity Loan Trust 4.789%, 1M LIBOR + 0.400%, 03/25/37 (a)	465,620	183,912
5.439%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,089,072	1,040,955
Asset Backed Securities Corp. Home Equity Loan Trust 5.214%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,326,163	1,225,251
Citigroup Mortgage Loan Trust, Inc. 4.569%, 1M LIBOR + 0.180%, 03/25/37 (a)	832,257	683,440
4.679%, 1M LIBOR + 0.290%, 09/25/36 (144A) (a)	977,459	925,869
5.079%, 1M LIBOR + 0.690%, 10/25/35 (a)	3,700,000	3,323,334
First NLC Trust 4.459%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	810,808	377,298
GSAA Home Equity Trust 6.720%, 03/25/46 (j)	309,888	184,682
Home Equity Asset Trust 3.826%, 1M LIBOR + 0.675%, 02/25/36 (a)	1,766,204	1,692,547
5.244%, 1M LIBOR + 0.855%, 08/25/34 (a)	286,995	278,752
HSI Asset Securitization Corp. Trust 4.489%, 1M LIBOR + 0.100%, 10/25/36 (a)	4,102	1,638
MASTR Asset-Backed Securities Trust 5.139%, 1M LIBOR + 0.750%, 10/25/35 (a)	100,089	91,971
Morgan Stanley ABS Capital, Inc. Trust 5.049%, 1M LIBOR + 0.660%, 01/25/35 (a)	687,818	659,140
5.064%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,211,832
New Century Home Equity Loan Trust 5.154%, 1M LIBOR + 0.765%, 02/25/35 (a)	337,068	321,083
Nomura Home Equity Loan, Inc 4.824%, 1M LIBOR + 0.435%, 03/25/36 (a)	1,577,969	1,536,453
NovaStar Mortgage Funding Trust 5.094%, 1M LIBOR + 0.705%, 01/25/36 (a)	694,802	679,497
RASC Trust 4.849%, 1M LIBOR + 0.230%, 06/25/36 (a)	3,415,814	3,241,625
Soundview Home Loan Trust 4.569%, 1M LIBOR + 0.180%, 07/25/37 (a)	323,928	290,758
4.589%, 1M LIBOR + 0.200%, 06/25/37 (a)	1,966,014	1,406,845

		19,356,882

Asset-Backed - Other—8.1%
522 Funding CLO, Ltd. 5.283%, 3M LIBOR + 1.040%, 10/20/31 (144A) (a)	1,500,000	1,468,338
ACAS CLO, Ltd. 5.084%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	1,662,975	1,631,187
AMMC CLO, Ltd. 4.991%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	2,439,069	2,424,203
5.542%, 3M LIBOR + 0.950%, 11/10/30 (144A) (a)	1,000,000	985,690
Anchorage Capital CLO, Ltd.
5.129%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	1,299,921	1,283,347
5.219%, 3M LIBOR + 1.140%, 07/15/32 (144A) (a)	300,000	293,281
5.465%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	1,600,000	1,564,517
Apidos CLO XXVI 5.094%, 3M LIBOR + 0.900%, 07/18/29 (144A) (a)	1,600,000	1,581,350
Apidos CLO XXVII 5.009%, 3M LIBOR + 0.930%, 07/17/30 (144A) (a)	1,700,000	1,677,441
Arbor Realty Commercial Real Estate Notes, Ltd. 5.257%, SOFR30A + 1.450%, 01/15/37 (144A) (a)	2,600,000	2,516,877
Ares European CLO VI DAC 1.988%, 3M EURIBOR + 0.610%, 04/15/30 (144A) (EUR) (a)	691,852	718,778
Ares L CLO, Ltd. 5.129%, 3M LIBOR + 1.050%, 01/15/32 (144A) (a)	700,000	685,971
Ares LII CLO, Ltd. 5.375%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,700,000	1,668,067
Argent Securities Trust 4.709%, 1M LIBOR + 0.320%, 05/25/36 (a)	230,200	56,642
Atlas Senior Loan Fund, Ltd. 5.169%, 3M LIBOR + 1.090%, 01/15/31 (144A) (a)	589,321	577,620
5.229%, 3M LIBOR + 1.150%, 01/16/30 (144A) (a)	2,190,367	2,157,713
Atrium XII 5.155%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	2,676,762	2,647,816
Barings CLO, Ltd. 5.313%, 3M LIBOR + 1.070%, 01/20/32 (144A) (a)	1,900,000	1,860,013
BDS, Ltd. 6.121%, 1M TSFR + 1.800%, 03/19/39 (144A) (a)	1,900,000	1,831,184
Benefit Street Partners CLO XII, Ltd. 5.029%, 3M LIBOR + 0.950%, 10/15/30 (144A) (a)	1,000,000	983,789
Birch Grove CLO, Ltd. 5.899%, 3M LIBOR + 1.130%, 06/15/31 (144A) (a)	1,000,000	978,207
Black Diamond CLO, Ltd. 2.834%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (a)	60,607	64,724
4.793%, 3M LIBOR + 1.050%, 10/03/29 (144A) (a)	39,482	39,432
Blackrock European CLO IV DAC 2.228%, 3M EURIBOR + 0.850%, 07/15/30 (144A) (EUR) (a)	1,198,071	1,253,490
BlueMountain CLO XXII, Ltd. 5.159%, 3M LIBOR + 1.080%, 07/15/31 (144A) (a)	500,000	491,378
BlueMountain EUR CLO DAC 2.333%, 3M EURIBOR + 0.790%, 04/25/32 (144A) (EUR) (a)	1,098,998	1,145,529
Capital Four U.S. CLO II, Ltd. 5.814%, 3M TSFR + 2.140%, 10/20/30 (144A) (a)	900,000	896,994
Carlyle Euro CLO DAC 2.428%, 3M EURIBOR + 0.630%, 08/15/30 (144A) (EUR) (a)	1,096,058	1,142,032

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies CLO, Ltd. 2.548%, 3M EURIBOR + 0.750%, 11/15/31 (144A) (EUR)(a)	1,600,000	$1,651,731
5.049%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	498,484	490,098
5.405%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	400,000	391,717
5.600%, 3M LIBOR + 0.950%, 08/14/30 (144A) (a)	2,273,991	2,244,054
Carlyle U.S. CLO, Ltd. 5.243%, 3M LIBOR + 1.000%, 04/20/31 (144A) (a)	1,600,000	1,569,578
5.259%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	500,000	491,832
Catamaran CLO, Ltd. 5.425%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	1,989,793	1,966,222
CBAM, Ltd. 5.493%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	697,721	690,359
Cedar Funding CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	800,000	784,315
CIFC European Funding CLO III DAC 2.428%, 3M EURIBOR + 1.050%, 01/15/34 (144A) (EUR) (a)	800,000	827,488
CIFC Funding, Ltd. 5.194%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,900,000	1,871,863
5.275%, 3M LIBOR + 0.950%, 10/24/30 (144A) (a)	2,500,000	2,468,602
5.288%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	562,438	556,845
CIT Mortgage Loan Trust 5.739%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	629,542	625,948
5.889%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,170,006
Contego CLO VIII DAC 2.142%, 3M EURIBOR + 0.640%, 01/23/30 (144A) (EUR) (a)	798,548	829,100
CQS U.S. CLO, Ltd. 5.997%, 3M TSFR + 2.650%, 07/20/31 (144A) (a)	2,400,000	2,392,291
Credit-Based Asset Servicing and Securitization LLC 4.164%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	67,379	44,527
4.264%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,342,854	887,437
Crestline Denali CLO XV, Ltd. 5.273%, 3M LIBOR + 1.030%, 04/20/30 (144A) (a)	1,083,805	1,068,333
Crestline Denali CLO, Ltd. 5.465%, 3M LIBOR + 1.140%, 10/23/31 (144A) (a)	1,100,000	1,078,033
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (j)	400,279	132,638
CWABS Asset-Backed Certificates Trust 4.579%, 1M LIBOR + 0.190%, 11/25/37 (a)	5,134,731	4,666,063
5.129%, 1M LIBOR + 0.740%, 08/25/47 (a)	23,132	22,212
Dryden 35 Euro CLO DAC 2.358%, 3M EURIBOR + 0.980%, 01/17/33 (144A) (EUR) (a)	800,000	828,721
Dryden 44 Euro CLO B.V. 2.258%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	1,300,000	1,324,464
Dryden 52 Euro CLO DAC 2.622%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (a)	1,000,000	1,037,565
Dryden 60 CLO, Ltd. 5.129%, 3M LIBOR + 1.050%, 07/15/31 (144A) (a)	700,000	689,176
Dryden 64 CLO, Ltd. 5.164%, 3M LIBOR + 0.970%, 04/18/31 (144A) (a)	700,000	688,269

Asset-Backed - Other—(Continued)
Ellington Loan Acquisition Trust 5.489%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,194,004	1,142,596
Fidelity Grand Harbour CLO DAC 3.246%, 3M EURIBOR + 1.200%, 03/15/32 (144A) (EUR) (a)	900,000	937,970
First Franklin Mortgage Loan Trust 4.509%, 1M LIBOR + 0.120%, 12/25/36 (a)	8,773,668	7,273,305
4.699%, 1M LIBOR + 0.310%, 07/25/36 (a)	1,736,300	1,623,143
Gallatin CLO VIII, Ltd. 5.169%, 3M LIBOR + 1.090%, 07/15/31 (144A) (a)	400,000	391,890
Goldentree Loan Management U.S. CLO 6, Ltd. 5.153%, 3M LIBOR + 0.910%, 11/20/30 (144A) (a)	800,000	788,845
GSAMP Trust 5.124%, 1M LIBOR + 0.735%, 09/25/35 (a)	100,771	98,085
HalseyPoint CLO, Ltd. 5.865%, 3M LIBOR + 1.450%, 11/30/32 (144A) (a)	500,000	490,601
HSI Asset Securitization Corp. Trust 4.709%, 1M LIBOR + 0.320%, 05/25/37 (a)	103,957	103,244
JPMorgan Mortgage Acquisition Trust 4.599%, 1M LIBOR + 0.210%, 10/25/36 (a)	55,912	54,862
Jubilee CLO B.V. 2.128%, 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (a)	53,433	57,062
KKR CLO, Ltd. 5.259%, 3M LIBOR + 1.180%, 01/15/31 (144A) (a)	500,000	492,769
Laurelin B.V. 2.176%, 3M EURIBOR + 0.720%, 10/20/31 (144A) (EUR) (a)	700,000	725,126
LCM XIII L.P. 5.097%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	2,039,616	2,016,928
LCM XXV, Ltd. 5.063%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	890,361	872,490
LoanCore Issuer, Ltd. 5.358%, SOFR30A + 1.550%, 01/17/37 (144A) (a)	2,100,000	2,031,256
Long Beach Mortgage Loan Trust 4.629%, 1M LIBOR + 0.240%, 08/25/36 (a)	881,460	368,945
M360 2021-CRE3, Ltd. 5.861%, 1M LIBOR + 1.500%, 11/22/38 (144A) (a)	600,000	588,000
Madison Park Euro Funding IX DAC 2.258%, 3M EURIBOR + 0.880%, 07/15/35 (144A) (EUR) (a)	700,000	713,132
Madison Park Funding, Ltd. 5.615%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	400,000	396,195
Man GLG Euro CLO II DAC 2.248%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	571,637	599,884
Marathon Static CLO, Ltd. 5.070%, 3M TSFR + 2.220%, 07/20/30 (144A) (a)	900,000	896,476
MF1, Ltd. 5.419%, 1M LIBOR + 1.080%, 10/16/36 (144A) (a)	700,000	669,278
6.471%, 1M TSFR + 2.150%, 06/19/37 (144A) (a)	1,800,000	1,773,628
Morgan Stanley ABS Capital I, Inc. Trust 5.364%, 1M LIBOR + 0.975%, 07/25/34 (a)	45,851	43,296
5.439%, 1M LIBOR + 1.050%, 06/25/35 (a)	1,232,000	1,095,096
Morgan Stanley IXIS Real Estate Capital Trust 4.439%, 1M LIBOR + 0.050%, 11/25/36 (a)	526	180

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Mountain View CLO LLC 5.169%, 3M LIBOR + 1.090%, 10/16/29 (144A) (a)	1,868,364	$1,839,004
OAK Hill European Credit Partners VII DAC 2.196%, EURIBOR + 0.740%, 10/20/31 (144A) (EUR) (a)	2,100,000	2,182,518
Oaktree CLO, Ltd. 5.435%, 3M LIBOR + 1.110%, 04/22/30 (144A) (a)	600,000	589,902
OCP Euro CLO DAC 2.198%, 3M EURIBOR + 0.820%, 01/15/32 (144A) (EUR) (a)	889,199	930,855
Octagon Investment Partners, Ltd. 5.039%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	1,200,000	1,181,527
5.650%, 3M LIBOR + 1.000%, 02/14/31 (144A) (a)	1,100,000	1,080,192
OSD CLO, Ltd. 4.949%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	2,291,390	2,245,397
OZLM, Ltd. 5.059%, 3M LIBOR + 0.980%, 10/17/29 (144A) (a)	2,420,718	2,383,405
5.343%, 3M LIBOR + 1.100%, 10/20/31 (144A) (a)	500,000	488,046
5.403%, 3M LIBOR + 1.160%, 07/20/32 (144A) (a)	300,000	292,462
Palmer Square European Loan Funding Trust 3.993%, 3M EURIBOR + 1.950%, 04/12/32 (144A) (EUR) (a)	4,800,000	5,097,345
Palmer Square Loan Funding, Ltd. 4.879%, 3M LIBOR + 0.800%, 10/15/29 (144A) (a)	2,698,014	2,663,356
5.043%, 3M LIBOR + 0.800%, 07/20/29 (144A) (a)	2,732,462	2,694,145
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.124%, 1M LIBOR + 0.735%, 09/25/35 (a)	126,566	120,625
5.439%, 1M LIBOR + 1.050%, 10/25/34 (a)	2,553,352	2,494,460
Romark CLO, Ltd. 5.355%, 3M LIBOR + 1.030%, 10/23/30 (144A) (a)	1,300,000	1,274,127
Saranac CLO, Ltd. 5.873%, 3M LIBOR + 1.140%, 08/13/31 (144A) (a)	1,800,000	1,760,733
Saxon Asset Securities Trust 4.699%, 1M LIBOR + 0.310%, 09/25/37 (a)	548,507	513,383
Securitized Asset-Backed Receivables LLC Trust 4.689%, 1M LIBOR + 0.300%, 07/25/36 (a)	289,494	118,982
4.709%, 1M LIBOR + 0.320%, 07/25/36 (a)	3,161,475	1,103,121
Segovia European CLO 2.336%, 3M EURIBOR + 0.880%, 07/20/32 (144A) (EUR) (a)	300,000	309,808
Small Business Administration Participation Certificates 5.510%, 11/01/27	296,141	293,377
Sound Point CLO, Ltd. 5.225%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	1,493,443	1,474,319
5.453%, 3M LIBOR + 1.210%, 07/20/32 (144A) (a)	1,400,000	1,357,558
Soundview Home Loan Trust 4.509%, 1M LIBOR + 0.120%, 11/25/36 (144A) (a)	40,653	11,456
Structured Asset Securities Corp. Mortgage Loan Trust 5.620%, 1M LIBOR + 1.500%, 04/25/35 (a)	67,674	65,728
Symphony CLO, Ltd. 4.961%, 3M LIBOR + 0.950%, 07/14/26 (144A) (a)	60,480	60,453
TCW CLO, Ltd. 5.328%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	900,000	887,126
THL Credit Wind River CLO, Ltd. 5.159%, 3M LIBOR + 1.080%, 04/15/31 (144A) (a)	2,000,000	1,946,446
5.244%, 3M LIBOR + 1.050%, 07/18/31 (144A) (a)	597,541	583,665

Asset-Backed - Other—(Continued)
Toro European CLO 5 DAC 2.118%, 3M EURIBOR + 0.740%, 10/15/30 (144A) (EUR) (a)	1,998,916	2,084,253
Tralee CLO VII, Ltd. 5.678%, 3M LIBOR + 1.320%, 04/25/34 (144A) (a)	1,400,000	1,361,994
TRTX Issuer, Ltd. 5.458%, SOFR30A + 1.650%, 02/15/39 (144A) (a)	800,000	770,842
Venture CLO, Ltd. 4.959%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	956,799	947,755
4.959%, 3M LIBOR + 0.880%, 07/15/27 (144A) (a)	142,945	142,700
5.139%, 3M LIBOR + 1.060%, 07/15/31 (144A) (a)	300,000	293,662
5.143%, 3M LIBOR + 0.900%, 10/20/28 (144A) (a)	1,006,545	992,522
5.263%, 3M LIBOR + 1.020%, 04/20/29 (144A) (a)	231,000	228,444
5.363%, 3M LIBOR + 1.120%, 07/20/32 (144A) (a)	900,000	876,003
VMC Finance LLC 5.708%, SOFR30A + 1.900%, 02/18/39 (144A) (a)	400,000	389,359
Voya CLO, Ltd. 5.059%, 3M LIBOR + 0.980%, 06/07/30 (144A) (a)	288,273	283,945
5.094%, 3M LIBOR + 0.900%, 01/18/29 (144A) (a)	1,519,574	1,504,030
Wellfleet CLO, Ltd. 5.133%, 3M LIBOR + 0.890%, 07/20/29 (144A) (a)	436,877	431,301
5.303%, 3M LIBOR + 1.060%, 10/20/29 (144A) (a)	585,196	576,713

		146,286,423

Asset-Backed - Student Loan—0.2%
SLM Student Loan Trust 4.908%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	2,501,396	2,400,168
5.858%, 3M LIBOR + 1.500%, 04/25/23 (a)	2,168,562	2,147,545

		4,547,713

Total Asset-Backed Securities (Cost $173,076,422)		170,191,018

Corporate Bonds & Notes—4.2%

Banks—2.4%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	205,419
Bank of America Corp. 5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,570,000	1,382,636
Lloyds Banking Group plc 4.947%, 5Y EURIBOR ICE Swap + 5.290%, 06/27/25 (EUR) (a)	900,000	920,209
NatWest Group plc 4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	1,700,000	1,684,198
6.274%, 3M LIBOR + 1.550%, 06/25/24 (a)	2,600,000	2,600,654
Nykredit Realkredit A/S
0.500%, 10/01/43 (DKK)	20,260,088	2,201,278
1.000%, 10/01/50 (DKK)	191,593,607	20,093,637
1.000%, 10/01/53 (DKK)	7,065,382	736,982
1.500%, 10/01/53 (DKK)	29,118,255	3,214,069
2.500%, 10/01/47 (DKK)	5,389	693
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	10,750,162

		43,789,937

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.0%
Syngenta Finance NV 4.441%, 04/24/23 (144A)	400,000	$398,208

Commercial Services—0.0%
RELX Capital, Inc. 3.500%, 03/16/23	300,000	298,787

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	197,628

Diversified Financial Services—1.7%
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 (144A)	114,000	91,120
Jyske Realkredit A/S 0.500%, 10/01/43 (DKK)	6,701,974	734,258
1.000%, 10/01/50 (DKK)	75,039,237	7,925,090
1.000%, 10/01/53 (DKK)	11,719,746	1,143,959
1.500%, 10/01/53 (DKK)	15,862,317	1,699,594
2.000%, 10/01/53 (DKK)	7,285,535	787,339
2.500%, 10/01/47 (DKK)	3,538	451
Mitsubishi HC Capital, Inc. 3.960%, 09/19/23 (144A)	400,000	395,276
Nordea Kredit Realkreditaktieselskab 0.500%, 10/01/43 (DKK)	2,738,229	300,190
1.000%, 10/01/50 (DKK)	62,970,799	6,677,979
1.500%, 10/01/53 (DKK)	11,299,588	1,166,024
2.000%, 10/01/53 (144A) (DKK)	699,656	79,506
2.000%, 10/01/53 (DKK)	4,299,311	468,814
2.500%, 10/01/47 (DKK)	919	117
Realkredit Danmark A/S 1.000%, 10/01/50 (DKK)	63,231,265	6,669,465
1.000%, 10/01/53 (DKK)	6,005,842	626,361
1.500%, 10/01/53 (DKK)	4,373,645	482,767
2.000%, 10/01/53 (DKK)	2,693,582	294,686
2.500%, 04/01/47 (DKK)	8,615	1,102

		29,544,098

Electric—0.0%
Eversource Energy 2.900%, 10/01/24	100,000	96,391

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	195,641

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	902,883

Insurance—0.0%
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	98,698

Pharmaceuticals—0.0%
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	40,000	39,310

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	279,984

Total Corporate Bonds & Notes (Cost $101,664,678)		75,841,565

Mortgage-Backed Securities—2.1%

Collateralized Mortgage Obligations—2.0%
Alternative Loan Trust 4.533%, 1M LIBOR + 0.180%, 02/20/47 (a)	424,720	319,930
4.629%, 1M LIBOR + 0.240%, 06/25/36 (a)	1,205,463	1,074,564
4.749%, 1M LIBOR + 0.360%, 05/25/47 (a)	118,529	99,212
4.949%, 1M LIBOR + 0.560%, 12/25/35 (a)	15,880	13,852
5.000%, 07/25/35	137,444	83,036
5.500%, 06/25/25	402,236	325,454
6.000%, 03/25/37	3,059,804	1,205,580
6.000%, 04/25/37	548,064	462,881
Banc of America Funding Trust 3.958%, 02/20/36 (a)	129,840	120,626
Banc of America Mortgage Trust 3.313%, 06/25/35 (a)	29,769	24,779
3.943%, 09/25/35 (a)	25,285	21,446
Bear Stearns Adjustable Rate Mortgage Trust 3.372%, 03/25/35 (a)	130,122	120,079
Bear Stearns ALT-A Trust 3.729%, 09/25/35 (a)	455,366	280,415
4.709%, 1M LIBOR + 0.320%, 02/25/34 (a)	65,148	57,358
Chase Mortgage Finance Trust 3.757%, 02/25/37 (a)	17,405	16,238
CHL Mortgage Pass-Through Trust 3.680%, 08/25/34 (a)	6,529	6,469
4.969%, 1M LIBOR + 0.580%, 04/25/35 (a)	263,311	226,104
6.000%, 03/25/37	798,695	400,440
Citigroup Mortgage Loan Trust 3.463%, 03/25/37 (a)	1,252,869	1,087,986
3.950%, 1Y H15 + 2.400%, 05/25/35 (a)	3,214	2,968
5.183%, 08/25/35 (a)	2,968	2,695
Countrywide Home Reperforming Loan REMIC Trust 4.729%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	31,614	29,752
Credit Suisse Mortgage Capital Certificates 3.276%, 11/30/37 (144A) (a)	2,600,000	2,365,535
4.539%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	776,779	745,432
4.600%, 10/26/36 (144A) (a)	41,693	35,485
Deutsche ALT-B Securities Mortgage Loan Trust 4.489%, 1M LIBOR + 0.100%, 10/25/36 (a)	9,625	8,155
6.369%, 10/25/36 (j)	168,720	146,396
6.386%, 10/25/36 (j)	168,720	146,394
Eurosail-UK plc 4.461%, SONIA+ 1.069%, 06/13/45 (GBP) (a)	955,130	1,141,548
First Horizon Alternative Mortgage Securities Trust 4.539%, 06/25/34 (a)	66,044	61,201

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Great Hall Mortgages No. 1 plc 3.675%, SONIA + 2.490%, 03/18/39 (GBP)(a)	53,966	$64,146
3.695%, SONIA + 0.269%, 06/18/38 (GBP)(a)	27,811	33,194
GreenPoint Mortgage Funding Trust 4.749%, 1M LIBOR + 0.360%, 09/25/46 (a)	299,796	260,664
4.829%, 1M LIBOR + 0.440%, 06/25/45 (a)	117,882	107,105
4.929%, 1M LIBOR + 0.540%, 11/25/45 (a)	82,925	74,591
GSR Mortgage Loan Trust 3.171%, 05/25/35 (a)	128,546	106,808
3.739%, 12/25/34 (a)	166,714	146,718
3.767%, 09/25/35 (a)	50,790	47,468
3.955%, 11/25/35 (a)	141,544	115,877
4.367%, 01/25/35 (a)	34,879	31,595
HarborView Mortgage Loan Trust 4.529%, 1M LIBOR + 0.190%, 09/19/37 (a)	17,206	14,696
4.779%, 1M LIBOR + 0.440%, 05/19/35 (a)	26,689	23,641
4.899%, 1M LIBOR + 0.560%, 02/19/36 (a)	75,389	39,535
5.253%, 1M LIBOR + 0.900%, 06/20/35 (a)	160,980	140,764
IndyMac INDA Mortgage Loan Trust 3.701%, 11/25/35 (a)	25,963	24,507
JPMorgan Mortgage Trust 2.675%, 02/25/35 (a)	46,904	42,799
2.861%, 06/25/35 (a)	23,499	23,366
3.196%, 07/27/37 (144A) (a)	265,267	238,584
3.346%, 07/25/35 (a)	43,044	39,731
3.960%, 08/25/35 (a)	73,919	60,684
4.031%, 09/25/35 (a)	12,595	10,869
4.189%, 07/25/35 (a)	24,369	22,952
4.236%, 08/25/35 (a)	56,862	52,182
Lehman XS Trust 4.929%, 1M LIBOR + 0.540%, 12/25/35 (a)	68,007	58,781
6.689%, 1M LIBOR + 2.300%, 12/25/37 (a)	2,252,958	2,209,293
MASTR Adjustable Rate Mortgages Trust 2.925%, 12/25/33 (a)	18,034	16,028
3.874%, 11/21/34 (a)	36,422	32,676
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 4.758%, 1M LIBOR + 0.440%, 12/15/30 (a)	7,734	7,204
5.018%, 1M LIBOR + 0.700%, 11/15/31 (a)	54,325	51,488
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	565,397	528,632
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	4,615,234	4,288,121
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 5.439%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	1,957,937
Residential Accredit Loans, Inc. 2.644%, 10/25/37 (a)	647,193	560,569
3.408%, 12M MTA + 1.360%, 09/25/45 (a)	51,724	44,946
4.689%, 1M LIBOR + 0.300%, 08/25/35 (a)	46,957	35,234
Residential Asset Securitization Trust 6.500%, 09/25/36	268,555	102,346
Residential Mortgage Securities 32 plc 4.681%, SONIA+ 1.250%, 06/20/70 (144A) (GBP) (a)	2,170,317	2,606,756
Sequoia Mortgage Trust 4.753%, 1M LIBOR + 0.400%, 07/20/36 (a)	251,969	214,451
5.039%, 1M LIBOR + 0.700%, 10/19/26 (a)	13,642	12,953

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 3.448%, 12M MTA + 1.400%, 01/25/35 (a)	47,773	39,427
3.780%, 02/25/34 (a)	32,227	30,160
Structured Asset Mortgage Investments II Trust 4.769%, 1M LIBOR + 0.380%, 06/25/36 (a)	15,405	14,673
4.809%, 1M LIBOR + 0.420%, 05/25/36 (a)	13,014	9,772
4.839%, 1M LIBOR + 0.500%, 07/19/35 (a)	52,234	45,863
4.999%, 1M LIBOR + 0.660%, 10/19/34 (a)	22,459	20,900
TBW Mortgage-Backed Trust 6.515%, 07/25/37 (j)	146,638	57,358
Towd Point Mortgage Funding 3.952%, SONIA+ 1.144%, 10/20/51 (144A) (GBP) (a)	4,027,521	4,853,900
Towd Point Mortgage Trust 5.389%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	916,228	906,240
Wachovia Mortgage Loan Trust 1.276%, 1M LIBOR + 0.460%, 01/25/37 (a)	1,575,470	621,161
WaMu Mortgage Pass-Through Certificates Trust 2.499%, 12M MTA + 0.810%, 12/25/46 (a)	30,222	26,284
2.810%, 08/25/35 (a)	9,835	8,573
2.818%, 12M MTA + 0.770%, 05/25/47 (a)	161,378	127,133
3.048%, 12M MTA + 1.000%, 02/25/46 (a)	54,660	47,846
3.048%, 12M MTA + 1.000%, 08/25/46 (a)	1,641,707	1,496,305
3.096%, 12M MTA + 1.048%, 07/25/46 (a)	318,757	257,813
3.248%, 12M MTA + 1.200%, 11/25/42 (a)	6,084	5,494
3.329%, 11/25/36 (a)	3,687,657	3,100,129
3.548%, 12M MTA + 1.500%, 11/25/46 (a)	96,535	82,883
3.770%, 12/25/35 (a)	47,083	42,412
Wells Fargo Mortgage-Backed Securities Trust 2.879%, 04/25/36 (a)	36,057	33,500

		36,909,727

Commercial Mortgage - Backed Securities—0.1%
JPMorgan Chase Commercial Mortgage Securities Trust 5.768%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	1,060,456	1,008,078

Total Mortgage-Backed Securities (Cost $41,148,567)		37,917,805

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L , 7.500% (Cost $900,000)	900	1,066,500

Short-Term Investments—25.1%

Repurchase Agreements—25.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/04/23 with a maturity value of $102,412,117; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $102,412,451.	102,400,000	102,400,000
Repurchase Agreement dated 12/30/22 at 4.270%, due on 01/04/23 with a maturity value of $102,412,146; collateralized by U.S. Government Agency Obligations, with rates ranging from 4.500% - 6.000%, maturity dates ranging from 11/01/52 - 12/20/52, with a market value of $105,109,729.	102,400,000	102,400,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc.
Repurchase Agreement dated 12/30/22 at 4.310%, due on 01/04/23 with a maturity value of $102,412,260; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/52 with a market value of $103,160,937	102,400,000	$102,400,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $7,096,295; collateralized by U.S. Treasury Bond at 3.375%, maturing 11/15/48, with a market value of $7,236,811.	7,094,876	7,094,876
JPMorgan Securities LLC Repurchase Agreement dated 12/30/22 at 4.310%, due on 01/04/23 with a maturity value of $102,412,260; collateralized by U.S. Treasury Bond at 2.000%, maturing 02/15/50, with a market value of $96,862,581.	102,400,000	102,400,000
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $38,418,432; collateralized by U.S. Treasury Bond at 4.125%, maturing 10/31/27, with a market value of $38,861,172.	38,400,000	38,400,000

		455,094,876

U.S. Treasury—0.0%
U.S. Treasury Bill 2.702%, 01/05/23 (k)	1,000	1,000

Total Short-Term Investments (Cost $455,095,876)		455,095,876

Total Purchased Options—0.2% (l) (Cost $3,508,296)		4,153,068
Total Investments—142.0% (Cost $2,850,718,702)		2,574,534,830
Other assets and liabilities (net) —(42.0)%		(760,949,742)

Net Assets—100.0%		$1,813,585,088

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was pledged as collateral against open OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts. As of December 31, 2022, the market value of securities pledged was $11,002,411.
(e)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2022, the value of securities pledged amounted to $80,759.
(f)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $8,755,753.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $6,870,945.
(i)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2022, the market value of securities pledged amounted to $117,115,847.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	The rate shown represents current yield to maturity.
(l)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $253,071,509, which is 14.0% of net assets.

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Deutsche Bank Securities, Inc.	4.450%	12/14/22	01/11/23	USD	117,672,600	$117,672,600

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	17,874,011	GSBU	01/04/23	USD	3,353,787	$31,602
DKK	12,795,000	JPMC	01/10/23	USD	1,791,939	50,781
EUR	1,269,000	BNP	01/10/23	USD	1,351,554	7,425
EUR	1,056,000	BBP	01/10/23	USD	1,126,757	4,119
EUR	1,202,000	BBP	01/10/23	USD	1,272,415	14,814
EUR	1,664,000	BBP	01/10/23	USD	1,769,100	12,887
EUR	2,284,000	BBP	01/10/23	USD	2,429,434	16,514
EUR	2,562,000	JPMC	01/10/23	USD	2,682,678	60,982
EUR	3,091,000	JPMC	01/10/23	USD	3,293,130	17,038
EUR	1,451,000	UBSA	01/10/23	USD	1,541,584	12,299
GBP	930,000	JPMC	01/10/23	USD	1,128,266	(3,764)
JPY	164,700,000	SG	01/10/23	USD	1,252,827	2,980
MXN	3,836,000	BNP	03/21/23	USD	190,858	3,277

Contracts to Deliver
AUD	15,973,384	UBSA	01/10/23	USD	10,781,795	(96,370)
AUD	187,000	UBSA	01/10/23	USD	127,664	313
BRL	17,874,011	CBNA	01/04/23	USD	3,405,546	20,157
BRL	17,874,011	GSBU	04/04/23	USD	3,295,083	(32,265)
CAD	9,533,141	CBNA	01/10/23	USD	7,054,771	13,802
DKK	6,735,000	CBNA	01/10/23	USD	948,857	(21,109)
DKK	407,321,200	DBAG	01/10/23	USD	57,409,131	(1,252,745)
EUR	121,308,196	CBNA	01/10/23	USD	125,765,314	(4,144,296)
EUR	2,586,000	UBSA	01/10/23	USD	2,731,258	(38,103)
GBP	35,611,000	JPMC	01/10/23	USD	43,001,208	(57,551)
JPY	4,195,812,579	BNP	01/10/23	USD	30,379,101	(1,613,178)
JPY	233,700,000	BBP	01/10/23	USD	1,695,680	(86,239)
KRW	137,766,583	CBNA	01/19/23	USD	104,424	(4,554)
MXN	14,924,000	BNP	03/21/23	USD	740,492	(14,790)
MXN	89,965,550	CBNA	03/21/23	USD	4,585,810	32,781
NZD	17,903,000	CBNA	01/10/23	USD	11,177,471	(189,912)
PEN	6,595,718	GSBU	05/10/23	USD	1,657,632	(60,829)
TWD	379,834	JPMC	02/17/23	USD	12,511	99
TWD	711,246	BNP	03/15/23	USD	23,590	282
TWD	1,738,762	CBNA	03/15/23	USD	57,655	675

Net Unrealized Depreciation						$(7,312,878)

Futures Contracts

Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3-Month Euribor Futures	03/13/23	841	EUR	203,921,475	$(7,388,255)
U.S. Treasury Note 5 Year Futures	03/31/23	655	USD	70,693,946	(408,128)
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	404	USD	47,785,625	(447,094)

Futures Contracts - Short
Australian 10 Year Treasury Bond Futures	03/15/23	(57)	AUD	(6,593,843)	253,581
Australian 3 Year Treasury Bond Futures	03/15/23	(117)	AUD	(12,495,210)	112,635
Call Options on Euro-Bund Futures, Strike EUR 146.00	01/27/23	(18)	EUR	(180)	14,435
Euro-BTP Futures	03/08/23	(410)	EUR	(44,657,200)	3,541,026
Euro-Bobl Futures	03/08/23	(180)	EUR	(20,835,000)	712,927
Euro-Bund Futures	03/08/23	(74)	EUR	(9,836,820)	259,933
Euro-Buxl 30 Year Bond Futures	03/08/23	(91)	EUR	(12,306,840)	1,946,588

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts—(Continued)

Futures Contracts - Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro Short-BTP Futures	03/08/23	(290)	EUR	(30,481,900)	$456,781
Euro-OAT Futures	03/08/23	(102)	EUR	(12,984,600)	959,446
Euro-Schatz Futures	03/08/23	(2,809)	EUR	(296,124,780)	3,913,723
Japanese Government 10 Year Bond Futures	03/13/23	(80)	JPY	(11,636,800,000)	1,629,079
Put Options on Euro-Bund Futures, Strike EUR 138.50	01/27/23	(18)	EUR	(102,780)	(92,311)
U.S. Treasury Long Bond Futures	03/22/23	(1,147)	USD	(143,769,281)	(120,065)
U.S. Treasury Note 2 Year Futures	03/31/23	(34)	USD	(6,972,656)	14,248
U.S. Treasury Ultra Long Bond Futures	03/22/23	(9)	USD	(1,208,813)	84,199
United Kingdom Long Gilt Bond Futures	03/29/23	(13)	GBP	(1,298,700)	102,615

Net Unrealized Appreciation					$5,545,363

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	1.710%	JPMC	12M SOFR	Pay	01/25/23	86,100,000	USD	86,100,000	$525,210	$8	$(525,202)
Call - OTC - 2 Yr. IRS	1.428%	MSCS	12M SOFR	Pay	01/31/23	46,200,000	USD	46,200,000	236,049	5	(236,044)
Call - OTC - 2 Yr. IRS	1.410%	BBP	12M SOFR	Pay	02/02/23	46,200,000	USD	46,200,000	231,000	4	(230,996)
Call - OTC - 2 Yr. IRS	1.720%	CBNA	12M SOFR	Pay	02/23/23	80,800,000	USD	80,800,000	444,400	65	(444,335)
Call - OTC - 5 Yr. IRS	2.200%	GSBU	12M SOFR	Pay	04/26/23	21,000,000	USD	21,000,000	224,175	12,818	(211,357)
Call - OTC - 5 Yr. IRS	2.200%	MSCS	12M SOFR	Pay	05/31/23	59,300,000	USD	59,300,000	711,600	70,923	(640,677)
Put - OTC - 30 Yr. IRS	2.237%	DBAG	3M LIBOR	Receive	11/17/23	18,300,000	USD	18,300,000	1,135,862	4,069,245	2,933,383

Totals									$3,508,296	$4,153,068	$644,772

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(382,245)	$(183,607)	$198,638
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	(105)	254,520
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(1,500,000)	USD	(1,500,000)	(10,425)	(12)	10,413

Totals								$(647,295)	$(183,724)	$463,571

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	1.579%	MSCS	12M SOFR	Receive	01/31/23	(10,100,000)	USD	(10,100,000)	$(236,088)	$(1)	$236,087
Call - OTC - 10 Yr. IRS	1.558%	BBP	12M SOFR	Receive	02/02/23	(10,100,000)	USD	(10,100,000)	(231,037)	(2)	231,035
Call - OTC - 10 Yr. IRS	1.785%	JPMC	12M SOFR	Receive	01/25/23	(19,100,000)	USD	(19,100,000)	(528,354)	(2)	528,352
Call - OTC - 10 Yr. IRS	1.736%	CBNA	12M SOFR	Receive	02/23/23	(17,900,000)	USD	(17,900,000)	(443,025)	(193)	442,832
Call - OTC - 10 Yr. IRS	2.350%	GSBU	12M SOFR	Receive	04/26/23	(11,600,000)	USD	(11,600,000)	(229,058)	(19,625)	209,433
Call - OTC - 10 Yr. IRS	2.350%	MSCS	12M SOFR	Receive	05/31/23	(32,700,000)	USD	(32,700,000)	(712,456)	(96,609)	615,847
Call - OTC - 10 Yr. IRS	2.547%	GSBU	6M EURIBOR	Receive	03/07/23	(3,500,000)	EUR	(3,500,000)	(76,976)	(7,835)	69,141
Call - OTC - 10 Yr. IRS	2.067%	GSBU	6M EURIBOR	Receive	06/09/23	(4,500,000)	EUR	(4,500,000)	(52,722)	(11,454)	41,268
Put - OTC - 5 Yr. IRS	2.340%	DBAG	3M LIBOR	Pay	11/17/23	(90,200,000)	USD	(90,200,000)	(1,136,520)	(5,847,251)	(4,710,731)
Put - OTC - 10 Yr. IRS	3.140%	GSBU	6M EURIBOR	Pay	06/09/23	(4,500,000)	EUR	(4,500,000)	(62,252)	(146,604)	(84,352)
Put - OTC - 10 Yr. IRS	2.547%	GSBU	6M EURIBOR	Pay	03/07/23	(3,500,000)	EUR	(3,500,000)	(76,976)	(220,216)	(143,240)

Totals									$(3,785,464)	$(6,349,792)	$(2,564,328)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Received	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Maturity	02/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD	62,989,411	$411,876	$—	$411,876
Pay	12M SOFR	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	57,059,290	(1,059,459)	(6,429,588)	5,370,129
Pay	12M SOFR	Maturity	02/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD	12,488,752	61,426	(1,754,366)	1,815,792
Pay	12M SOFR	Maturity	02/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD	10,970,885	36,218	(684,394)	720,612
Pay	12M SOFR	Maturity	02/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD	29,999,566	230,150	(3,524,284)	3,754,434
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	57,388,222	184,073	(5,845,626)	6,029,699
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	37,493,212	157,321	(5,928,695)	6,086,016
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	36,159,213	136,415	(4,873,223)	5,009,638
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	27,388,445	129,312	(1,889,758)	2,019,070
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	10,142,305	101,356	(112,592)	213,948
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	22,736,128	316,023	(2,164,848)	2,480,871
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	23,046,960	294,081	(2,410,781)	2,704,862
Pay	12M CPURNSA	Maturity	01/20/23	MSCS	United States Treasury Inflation Indexed Notes	USD	12,637,494	42,763	(2,086,809)	2,129,572

Totals								$1,041,555	$(37,704,964)	$38,746,519

Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(3,633,779)	$(11,703)	$(3,622,076)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(1,123,752)	—	(1,123,752)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(2,660,397)	2,363	(2,662,760)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(1,095,285)	28,402	(1,123,687)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(545,991)	(1,137)	(544,854)
Pay	12M CPURNSA	Maturity	4.950%	Maturity	03/07/23	USD	11,100,000	(160,423)	—	(160,423)
Pay	12M CPURNSA	Maturity	5.010%	Maturity	03/03/23	USD	32,100,000	(460,761)	—	(460,761)
Pay	12M CPURNSA	Maturity	5.033%	Maturity	03/08/23	USD	7,000,000	(94,573)	—	(94,573)
Pay	12M CPURNSA	Maturity	5.150%	Maturity	05/23/23	USD	36,500,000	106,980	—	106,980
Pay	12M CPURNSA	Maturity	5.185%	Maturity	05/24/23	USD	11,800,000	42,272	—	42,272
Pay	12M CPURNSA	Maturity	5.320%	Maturity	04/29/23	USD	15,400,000	(40,561)	—	(40,561)
Pay	12M CPURNSA	Maturity	5.500%	Maturity	03/21/23	USD	26,900,000	(195,875)	—	(195,875)
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(198,343)	—	(198,343)
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	(72,243)	2,830	(75,073)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	23,400,000	(4,977,618)	(139,713)	(4,837,905)
Pay	12M HICP	Maturity	2.421%	Maturity	05/15/52	EUR	650,000	(75,825)	—	(75,825)
Pay	12M HICP	Maturity	2.488%	Maturity	05/15/37	EUR	4,460,000	(262,639)	5,034	(267,673)
Pay	12M HICP	Maturity	2.550%	Maturity	04/15/52	EUR	400,000	(31,829)	501	(32,330)
Pay	12M HICP	Maturity	2.580%	Maturity	03/15/52	EUR	1,000,000	(81,005)	700	(81,705)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M HICP	Maturity	2.590%	Maturity	03/15/52	EUR	1,400,000	$(113,314)	$(35,664)	$(77,650)
Pay	12M HICP	Maturity	2.590%	Maturity	12/15/52	EUR	2,300,000	(25,730)	—	(25,730)
Pay	12M HICP	Maturity	3.520%	Maturity	09/15/24	EUR	3,300,000	(57,441)	(7,206)	(50,235)
Pay	12M HICP	Maturity	3.720%	Maturity	09/15/24	EUR	6,300,000	(83,143)	(11,656)	(71,487)
Pay	12M HICP	Maturity	3.850%	Maturity	09/15/24	EUR	6,900,000	(72,153)	—	(72,153)
Pay	12M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	12,100,000	(2,645,132)	113,664	(2,758,796)
Pay	12M UKRPI	Maturity	3.400%	Maturity	06/15/30	GBP	15,300,000	(3,044,399)	64,254	(3,108,653)
Pay	12M UKRPI	Maturity	3.438%	Maturity	01/15/30	GBP	320,000	(66,978)	—	(66,978)
Pay	12M UKRPI	Maturity	3.475%	Maturity	08/15/30	GBP	6,000,000	(1,364,718)	49,117	(1,413,835)
Pay	12M UKRPI	Maturity	3.566%	Maturity	03/15/36	GBP	1,700,000	(344,576)	—	(344,576)
Pay	12M UKRPI	Maturity	3.580%	Maturity	03/15/36	GBP	5,600,000	(1,120,595)	(28,881)	(1,091,714)
Pay	12M UKRPI	Maturity	3.750%	Maturity	04/15/31	GBP	3,570,000	(715,088)	(1,160)	(713,928)
Pay	12M UKRPI	Maturity	3.850%	Maturity	09/15/24	GBP	11,200,000	(1,710,151)	(451)	(1,709,700)
Pay	12M UKRPI	Maturity	4.066%	Maturity	09/15/31	GBP	500,000	(67,359)	—	(67,359)
Pay	3M EURIBOR	Quarterly	(0.526)%	Quarterly	11/21/23	EUR	72,000,000	(2,423,587)	—	(2,423,587)
Pay	6M EURIBOR	Annually	0.000%	Annually	11/04/32	EUR	41,200,000	(11,762,922)	—	(11,762,922)
Pay	6M EURIBOR	Annually	0.000%	Annually	11/08/32	EUR	36,700,000	(10,495,804)	—	(10,495,804)
Pay	6M EURIBOR	Annually	0.550%	Annually	08/10/24	EUR	100,000	(4,570)	—	(4,570)
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	7,500,000	(812,729)	—	(812,729)
Pay	6M EURIBOR	Annually	0.650%	Annually	05/11/27	EUR	3,400,000	(376,400)	—	(376,400)
Pay	6M EURIBOR	Annually	0.700%	Annually	04/11/27	EUR	3,100,000	(328,863)	—	(328,863)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	6,900,000	(659,707)	—	(659,707)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	3,000,000	(287,308)	—	(287,308)
Pay	6M EURIBOR	Annually	1.500%	Annually	03/15/53	EUR	1,900,000	(417,111)	(241,755)	(175,356)
Pay	3M LIBOR	Semi-Annually	1.888%	Semi-Annually	11/21/53	USD	5,000,000	(1,369,849)	—	(1,369,849)
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	1,331,477	—	1,331,477
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	1,682,930	—	1,682,930
Receive	12M CPURNSA	Maturity	2.210%	Maturity	02/05/23	USD	25,780,000	2,332,570	—	2,332,570
Receive	12M CPURNSA	Maturity	2.263%	Maturity	04/27/23	USD	13,492,000	1,121,663	(2,800)	1,124,463
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	2,218,576	7,969	2,210,607
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	987,739	—	987,739
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	1,193,219	—	1,193,219
Receive	12M CPURNSA	Maturity	2.560%	Maturity	05/08/23	USD	12,300,000	31,838	(231,747)	263,585
Receive	12M CPURNSA	Maturity	2.573%	Maturity	08/26/28	USD	1,900,000	114,479	—	114,479
Receive	12M CPURNSA	Maturity	2.645%	Maturity	09/10/28	USD	2,400,000	126,558	—	126,558
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	523,035	—	523,035
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	808,610	—	808,610
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	318,546	—	318,546
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	9,200,000	900,452	(907)	901,359
Receive	12M HICP	Maturity	2.359%	Maturity	08/15/30	EUR	6,200,000	255,673	30,649	225,024
Receive	12M HICP	Maturity	2.470%	Maturity	07/15/32	EUR	3,400,000	130,850	—	130,850
Receive	12M HICP	Maturity	2.570%	Maturity	06/15/32	EUR	1,700,000	49,107	—	49,107
Receive	12M HICP	Maturity	2.600%	Maturity	05/15/32	EUR	6,600,000	278,981	31,994	246,987
Receive	12M HICP	Maturity	2.720%	Maturity	06/15/32	EUR	6,500,000	87,638	(34,053)	121,691
Receive	12M HICP	Maturity	3.000%	Maturity	05/15/27	EUR	2,000,000	68,288	875	67,413
Receive	12M HICP	Maturity	3.130%	Maturity	05/15/27	EUR	1,400,000	(18,675)	—	(18,675)
Receive	12M SONIA	Annually	0.500%	Annually	03/16/42	GBP	9,700,000	4,931,959	4,811,202	120,757
Receive	12M UKRPI	Maturity	4.125%	Maturity	09/15/32	GBP	2,370,000	26,094	—	26,094
Receive	12M UKRPI	Maturity	4.130%	Maturity	09/15/32	GBP	10,630,000	110,551	910	109,641
Receive	12M UKRPI	Maturity	4.300%	Maturity	01/15/32	GBP	5,600,000	435,484	11,697	423,787
Receive	12M UKRPI	Maturity	4.480%	Maturity	09/15/23	GBP	2,800,000	443,475	—	443,475
Receive	12M UKRPI	Maturity	4.615%	Maturity	02/15/27	GBP	8,100,000	727,965	—	727,965
Receive	12M UKRPI	Maturity	4.626%	Maturity	02/15/27	GBP	9,500,000	847,397	6,081	841,316
Receive	12M UKRPI	Maturity	4.735%	Maturity	12/15/26	GBP	10,900,000	1,058,089	(119,136)	1,177,225
Receive	12M UKRPI	Maturity	4.143%	Maturity	10/15/32	GBP	5,500,000	49,048	—	49,048
Receive	12M UKRPI	Maturity	6.600%	Maturity	05/15/24	GBP	400,000	21,673	(52)	21,725
Receive	3M LIBOR	Quarterly	1.840%	Quarterly	11/21/28	USD	24,600,000	2,023,094	—	2,023,094

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M NZDBB	Quarterly	3.250%	Quarterly	03/21/28	NZD	8,400,000	$387,122	$25,634	$361,488
Receive	6M EURIBOR	Annually	0.190%	Semi-Annually	11/04/52	EUR	6,700,000	3,342,818	—	3,342,818
Receive	6M EURIBOR	Annually	0.195%	Semi-Annually	11/04/52	EUR	7,000,000	3,485,025	—	3,485,025
Receive	6M EURIBOR	Annually	0.197%	Semi-Annually	11/08/52	EUR	12,200,000	6,071,752	—	6,071,752
Receive	6M EURIBOR	Semi-Annually	0.830%	Semi-Annually	12/09/52	EUR	9,400,000	292,172	21,844	270,328
Receive	6M EURIBOR	Annually	1.750%	Semi-Annually	03/15/33	EUR	11,300,000	1,505,932	1,265,629	240,303
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	92,417	(5,485)	97,902
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	62,642	(2,007)	64,649

Totals								$(15,473,011)	$5,605,836	$(21,078,847)

Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.443%	USD	1,000,000	$5,321	$(10,595)	$15,916

(a)

IIf the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Financing Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation

(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company

(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 — unadjusted quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 — significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,632,054,681	$—	$1,632,054,681
Total Foreign Government*	—	198,214,317	—	198,214,317
Total Asset-Backed Securities*	—	170,191,018	—	170,191,018
Total Corporate Bonds & Notes*	—	75,841,565	—	75,841,565
Total Mortgage-Backed Securities*	—	37,917,805	—	37,917,805
Total Convertible Preferred Stock*	1,066,500	—	—	1,066,500
Total Short-Term Investments*	—	455,095,876	—	455,095,876
Total Purchased Options at Value	—	4,153,068	—	4,153,068
Total Investments	$1,066,500	$2,573,468,330	$—	$2,574,534,830

Total Reverse Repurchase Agreements (Liability)	$—	$(117,672,600)	$—	$(117,672,600)
Secured Borrowings (Liability)	$—	$(1,100,270,434)	$—	$(1,100,270,434)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$302,827	$—	$302,827
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,615,705)	—	(7,615,705)
Total Forward Contracts	$—	$(7,312,878)	$—	$(7,312,878)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,001,216	$—	$—	$14,001,216
Futures Contracts (Unrealized Depreciation)	(8,455,853)	—	—	(8,455,853)
Total Futures Contracts	$5,545,363	$—	$—	$5,545,363
Written Options
Inflation Capped Options at Value	$—	$(183,724)	$—	$(183,724)
Interest Rate Swaptions at Value	—	(6,349,792)	—	(6,349,792)
Total Written Options	$—	$(6,533,516)	$—	$(6,533,516)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$34,823,809	$—	$34,823,809
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(55,886,740)	—	(55,886,740)
Total Centrally Cleared Swap Contracts	$—	$(21,062,931)	$—	$(21,062,931)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,101,014	$—	$2,101,014
OTC Swap Contracts at Value (Liabilities)	—	(1,059,459)	—	(1,059,459)
Total OTC Swap Contracts	$—	$1,041,555	$—	$1,041,555

* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$2,119,439,954
Repurchase Agreement at value which equals cost	455,094,876
Cash denominated in foreign currencies (b)	9,262,224
Cash collateral (c)	5,019,000
OTC swap contracts at market value (d)	2,101,014
Unrealized appreciation on forward foreign currency exchange contracts	302,827
Receivable for:
Investments sold	921,544,903
TBA securities sold	62,317,503
Premiums on written options	382,245
Fund shares sold	465,337
Principal paydowns	20,023
Interest	7,380,414
Variation margin on futures contracts	2,339,001
Deferred dollar roll income	121,665
Variation margin on centrally cleared swap contracts	942,334
Prepaid expenses	7,548

Total Assets	3,586,740,868
Liabilities
Due to custodian	713
Written options at value (e)	6,533,516
Secured borrowings	1,100,270,434
Reverse repurchase agreements	117,672,600
OTC swap contracts at market value (f)	1,059,459
Cash collateral (g)	1,066,000
Unrealized depreciation on forward foreign currency exchange contracts	7,615,705
Payables for:
Investments purchased	409,600,002
TBA securities purchased	123,137,304
Fund shares redeemed	761,022
Interest on OTC swap contracts	3,707,431
Accrued Expenses:
Management fees	737,064
Distribution and service fees	186,086
Deferred trustees’ fees	163,276
Other expenses	645,168

Total Liabilities	1,773,155,780

Net Assets	$1,813,585,088

Net Assets Consist of:
Paid in surplus	$2,243,522,160
Distributed earnings (Accumulated losses)	(429,937,072)

Net Assets	$1,813,585,088

Net Assets
Class A	$940,180,130
Class B	853,267,471
Class E	20,137,487
Capital Shares Outstanding*
Class A	100,234,931
Class B	91,835,453
Class E	2,160,804
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.38
Class B	9.29
Class E	9.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $2,395,623,826.
(b)	Identified cost of cash denominated in foreign currencies was $13,299,978.
(c)	Includes collateral of $4,751,000 for futures contracts and $268,000 for centrally cleared swaps contracts.
(d)	Net premium received on OTC swap contracts was $31,275,376.
(e)	Premiums received on written options were $4,432,759.
(f)	Net premium received on OTC swap contracts was $6,429,588.
(g)	Includes collateral of $3,000 for OTC option contracts and forward foreign currency exchange contracts, $954,000 for secured-borrowing transactions and $109,000 for TBA securities.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$804,430
Interest	166,886,891

Total investment income	167,691,321
Expenses
Management fees	9,802,492
Administration fees	97,599
Custodian and accounting fees	366,920
Distribution and service fees—Class B	2,397,970
Distribution and service fees—Class E	32,428
Interest expense	5,085,237
Audit and tax services	136,693
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	76,221
Insurance	17,066
Miscellaneous	21,638

Total expenses	18,088,918
Less management fee waiver	(234,908)

Net expenses	17,854,010

Net Investment Income	149,837,311

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(46,638,760)
Purchased options	(13,420)
Futures contracts	75,897,201
Written options	1,064,519
Swap contracts	(57,770,651)
Foreign currency transactions	(5,032,904)
Forward foreign currency transactions	39,282,988

Net realized gain (loss)	6,788,973

Net change in unrealized appreciation (depreciation) on:
Investments	(444,359,311)
Purchased options	(1,376,947)
Futures contracts	1,302,024
Written options	(379,703)
Swap contracts	31,515,036
Foreign currency transactions	242,282
Forward foreign currency transactions	(6,055,940)

Net change in unrealized appreciation (depreciation)	(419,112,559)

Net realized and unrealized gain (loss)	(412,323,586)

Net Increase (Decrease) in Net Assets From Operations	$(262,486,275)

(a)	Net of foreign withholding taxes of $5,920.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$149,837,311	$114,578,764
Net realized gain (loss)	6,788,973	64,599,014
Net change in unrealized appreciation (depreciation)	(419,112,559)	(50,335,873)

Increase (decrease) in net assets from operations	(262,486,275)	128,841,905

From Distributions to Shareholders
Class A	(68,191,612)	(12,097,382)
Class B	(60,188,020)	(7,925,840)
Class E	(1,385,450)	(186,170)

Total distributions	(129,765,082)	(20,209,392)

Increase (decrease) in net assets from capital share transactions	(187,641,312)	4,562,804

Total increase (decrease) in net assets	(579,892,669)	113,195,317

Net Assets
Beginning of period	2,393,477,757	2,280,282,440

End of period	$1,813,585,088	$2,393,477,757

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,992,875	$21,108,788	6,152,945	$67,382,149
Reinvestments	6,965,435	68,191,612	1,115,995	12,097,382
Redemptions	(19,570,068)	(203,767,410)	(8,849,510)	(98,742,319)

Net increase (decrease)	(10,611,758)	$(114,467,010)	(1,580,570)	$(19,262,788)

Class B
Sales	5,695,090	$58,611,224	12,126,245	$131,572,630
Reinvestments	6,198,560	60,188,020	737,288	7,925,840
Redemptions	(18,853,399)	(192,182,583)	(10,498,124)	(115,011,989)

Net increase (decrease)	(6,959,749)	$(73,383,339)	2,365,409	$24,486,481

Class E
Sales	286,324	$2,902,463	499,120	$5,465,891
Reinvestments	142,243	1,385,450	17,270	186,170
Redemptions	(399,996)	(4,078,876)	(577,685)	(6,312,950)

Net increase (decrease)	28,571	$209,037	(61,295)	$(660,889)

Increase (decrease) derived from capital shares transactions		$(187,641,312)		$4,562,804

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2022

Cash Flows From Operating Activities
Net Decrease in Net Assets from Operations	$(262,486,275)

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(1,542,352,254)
Proceeds from investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	2,309,935,269
Proceeds from short-term investments, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	(172,196,094)
Net amortization/accretion of premium (discount) . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(94,441,324)
Proceeds on forward sales commitments, net	(840,034)
Premium received on open written options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	1,829,074
Premium paid on closed purchased options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(969,699)
Increase in interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	(247,726)
Increase in cash collateral, asset . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(3,294,000)
Increase in OTC swap contracts at market value, asset . . . . . . . . . . . . . . . . . . . . . . . ..	(2,101,014)
Decrease in unrealized appreciation on forward foreign currency exchange contracts . .	2,911,599
Decrease in receivable for investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	448,336,801
Decrease in receivable for TBA securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	85,080,167
Decrease in receivable for premium on written options	69,314
Decrease in receivable for principal paydowns	25,257
Decrease in receivable for variation margin on centrally cleared swap contracts . . . . . . . . . . . . . . . .. . . .	1,216,834
Increase in receivable for variation margin on futures contracts . . . . . . . . . . . . . . . . . . ..	(1,751,159)
Increase in receivable for deferred dollar roll income, asset	(121,665)
Decrease in other assets and prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	14,275
Increase in OTC swap contracts at market value, liability . . . . . . . . . . . . . . . . . . . . . ..	1,059,459
Decrease in cash collateral, liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(3,000,000)
Increase in unrealized depreciation on forward foreign currency exchange contracts . .	3,144,341
Increase in payable for investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	152,353,273
Decrease in payable for TBA securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(151,492,086)
Increase in due to custodian	713
Increase in interest on OTC swap contracts . . . . . . . . . . . . . . .	3,707,431
Decrease in payable for deferred dollar roll income, liability . . . . . . . . . . . . . . . . . . . . ..	(1,031,078)
Decrease in accrued management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(192,582)
Decrease in accrued distribution and service fees . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(51,423)
Decrease in accrued deferred trustee’s fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .	(26,604)
Decrease in interest payable on reverse repurchase agreements . . . . . . . . . . . . . . . . . .	(6,346)
Increase in accrued other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	209,009
Payments on foreign currency transactions . . . . . . . . . . . . . . .	(4,790,622)
Net realized loss from investments, purchased options and written options . . . . . . . . . . . . .	45,587,661
Net realized loss on foreign currency transactions . . . . . . . . . . . . . . .	5,032,904
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	446,115,961
Net change in unrealized appreciation on foreign currency transactions . . . . . . . . .	(242,282)

Net cash provided by operating activities	$1,264,995,075

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold . . . . .	82,905,995
Payment on shares redeemed, including decrease in payable for shares redeemed	(401,517,396)
Proceeds from issuance of reverse repurchase agreements	234,813,600
Repayment of reverse repurchase agreements	(342,673,750)
Proceeds from secured borrowings	26,216,438,340
Repayment of secured borrowings	(27,064,786,719)

Net cash used by financing activities	$(1,274,819,930)

Net decrease in cash and foreign currency (a)	$(9,824,855)

Cash and cash in foreign currency at beginning of year	$19,087,079

Cash and cash in foreign currency at end of year	$9,262,224

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(129,765,082)

Cash paid for interest and fees on borrowings:	$5,085,237

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(824,839).

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.35	$10.85	$10.02	$9.57	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.76	0.54	0.13	0.21	0.30
Net realized and unrealized gain (loss)	(2.05)	0.06	1.02	0.60	(0.51)

Total income (loss) from investment operations	(1.29)	0.60	1.15	0.81	(0.21)

Less Distributions
Distributions from net investment income	(0.68)	(0.10)	(0.32)	(0.36)	(0.18)

Total distributions	(0.68)	(0.10)	(0.32)	(0.36)	(0.18)

Net Asset Value, End of Period	$9.38	$11.35	$10.85	$10.02	$9.57

Total Return (%) (b)	(11.60)	5.61	11.74 (c)	8.60 (c)	(2.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.53	0.78	1.42	1.24
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (d) (e)	0.75	0.52	0.76	1.40	1.23
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.51	0.49	0.50	0.50	0.49
Ratio of net investment income (loss) to average net assets (%)	7.44	4.93	1.22	2.15	3.05
Portfolio turnover rate (%) (f)	65	129	209	290	256
Net assets, end of period (in millions)	$940.2	$1,258.3	$1,219.8	$1,232.4	$1,261.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.25	$10.75	$9.93	$9.48	$9.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.73	0.51	0.10	0.19	0.27
Net realized and unrealized gain (loss)	(2.04)	0.07	1.02	0.60	(0.51)

Total income (loss) from investment operations	(1.31)	0.58	1.12	0.79	(0.24)

Less Distributions
Distributions from net investment income	(0.65)	(0.08)	(0.30)	(0.34)	(0.15)

Total distributions	(0.65)	(0.08)	(0.30)	(0.34)	(0.15)

Net Asset Value, End of Period	$9.29	$11.25	$10.75	$9.93	$9.48

Total Return (%) (b)	(11.88)	5.42	11.43 (c)	8.38 (c)	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	0.78	1.03	1.67	1.49
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%)(d)(e)	1.00	0.77	1.01	1.65	1.48
Net ratio of expenses to average net assets excluding interest expense (%)(d)(e)	0.76	0.74	0.75	0.75	0.74
Ratio of net investment income (loss) to average net assets (%)	7.20	4.69	0.98	1.90	2.80
Portfolio turnover rate (%)(f)	65	129	209	290	256
Net assets, end of period (in millions)	$853.3	$1,111.1	$1,036.8	$1,014.8	$1,049.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.28	$10.78	$9.96	$9.51	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.74	0.52	0.11	0.20	0.28
Net realized and unrealized gain (loss)	(2.03)	0.07	1.02	0.60	(0.51)

Total income (loss) from investment operations	(1.29)	0.59	1.13	0.80	(0.23)

Less Distributions
Distributions from net investment income	(0.67)	(0.09)	(0.31)	(0.35)	(0.16)

Total distributions	(0.67)	(0.09)	(0.31)	(0.35)	(0.16)

Net Asset Value, End of Period	$9.32	$11.28	$10.78	$9.96	$9.51

Total Return (%) (b)	(11.73)	5.49	11.52 (c)	8.46 (c)	(2.31	) (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.68	0.93	1.57	1.39
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (d) (e)	0.90	0.67	0.91	1.55	1.38
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.66	0.64	0.65	0.65	0.64
Ratio of net investment income (loss) to average net assets (%)	7.30	4.74	1.06	1.99	2.90
Portfolio turnover rate (%) (f)	65	129	209	290	256
Net assets, end of period (in millions)	$20.1	$24.1	$23.7	$22.9	$23.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022, 2021, 2020, 2019 and 2018 (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 23%, 36%, 30%, 65%, and 54% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

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solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on

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investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $713 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

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High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or

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indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had investments in repurchase agreements with a gross value of $455,094,876, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will

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establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Portfolio had an outstanding reverse repurchase agreement balance for 38 days. The average amount of borrowings was $106,141,686 and the annualized weighted average interest rate was 2.451% during the 38 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2022:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged [1]	Net Amount *
Deutsche Bank Securities, Inc.	$(117,672,600)	$117,115,847	$(556,753)

1	Collateral with a value of $117,115,847 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2022, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and foreign government securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Portfolio had an outstanding secured borrowing transaction balance for 365 days. For the year ended December 31, 2022, the Portfolio’s average amount of borrowing was $505,831,133 and the weighted average interest rate was 1.008% during the 365 day period.

At December 31, 2022, the amount of the Portfolio’s outstanding borrowings was $1,100,270,434. Cash in the amount of $954,000 has been received and securities in the amount of $80,759 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2022. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2022:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral Pledged/ (Received) (b)	Net Amount (c)
Barclays Capital, Inc.	$(89,403,959)	$89,956,018	$(954,000)	$(401,941)
BNP Paribas S.A	(921,646,798)	909,841,583	—	(11,805,215)
Morgan Stanley & Co. LLC	(89,219,677)	88,823,728	80,759	(315,190)

	$(1,100,270,434)	$1,088,621,329	$(873,241)	$(12,522,346)

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(a)	Represents market value of borrowings as of December 31, 2022.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	—	$1,100,270,434	$—	$—	$1,100,270,434
Reverse Repurchase Agreements
U.S. Treasury	—	117,672,600	—	—	117,672,600
Total Borrowings	$—	$1,217,943,034	$—	$—	$1,217,943,034
Gross amount of recognized liabilities for secured borrowing transactions					$1,217,943,034

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the

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holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

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the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap

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agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$4,153,068
	OTC swap contracts at market value (b)	2,101,014	OTC swap contracts at market value (b)	$1,059,459
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	34,807,893	Unrealized depreciation on centrally cleared swap contracts (c) (d)	55,886,740
	Unrealized appreciation on futures contracts (c) (e)	14,001,216	Unrealized depreciation on futures contracts (c) (e)	8,455,853
			Written options at value	6,533,516
Credit	Unrealized appreciation on centrally cleared swap contracts (c) (d)	15,916
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	302,827	Unrealized depreciation on forward foreign currency exchange contracts	7,615,705

Total		$55,381,934		$79,551,273

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest payable of $3,707,431.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$48,338	$(48,338)	$—	$—
BNP Paribas S.A.	10,984	(10,984)	—	—
Citibank N.A.	67,480	(67,480)	—	—
Deutsche Bank AG	4,069,245	(4,069,245)	—	—
Goldman Sachs Bank USA	44,420	(44,420)	—	—
JPMorgan Chase Bank N.A.	128,908	(61,434)	(3,000)	64,474
Morgan Stanley Capital Services LLC	2,171,942	(1,156,069)	—	1,015,873
Societe Generale Paris	2,980	—	—	2,980
UBS AG	12,612	(12,612)	—	—

	$6,556,909	$(5,470,582)	$(3,000)	$1,083,327

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$86,241	$(48,338)	$(9,607)	$28,296
BNP Paribas S.A.	1,627,968	(10,984)	(1,251,380)	365,604
Citibank N.A.	4,360,064	(67,480)	(3,947,697)	344,887
Deutsche Bank AG	7,099,996	(4,069,245)	(2,814,242)	216,509
Goldman Sachs Bank USA	682,435	(44,420)	(297,900)	340,115
JPMorgan Chase Bank N.A.	61,434	(61,434)	—	—
Morgan Stanley Capital Services LLC	1,156,069	(1,156,069)	—	—
UBS AG	134,473	(12,612)	—	121,861

	$15,208,680	$(5,470,582)	$(8,320,826)	$1,417,272

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(13,420)	$—	$—	$(13,420)
Forward foreign currency transactions	—	—	39,282,988	39,282,988
Futures contracts	75,897,201	—	—	75,897,201
Swap contracts	(57,813,349)	42,698	—	(57,770,651)
Written options	553,545	510,974	—	1,064,519

	$18,623,977	$553,672	$39,282,988	$58,460,637

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(1,376,947)	$—	$—	$(1,376,947)
Forward foreign currency transactions	—	—	(6,055,940)	(6,055,940)
Futures contracts	1,302,024	—	—	1,302,024
Swap contracts	31,536,319	(21,283)	—	31,515,036
Written options	(205,627)	(174,076)	—	(379,703)

	$31,255,769	$(195,359)	$(6,055,940)	$25,004,470

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$336,086,494
Forward foreign currency transactions	801,116,340
Futures contracts long	324,090,390
Futures contracts short	(851,498,881)
Swap contracts	1,093,440,306
Written options	(362,118,327)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of

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securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-36

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

MSFTA govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,454,400,786	$256,713,768	$2,165,896,375	$351,693,333

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$1,130,464,439	$1,186,862,259

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$9,802,492	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $25,311 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $209,597 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,994,473,242

Gross unrealized appreciation	4,668,480
Gross unrealized (depreciation)	(440,899,680)

Net unrealized appreciation (depreciation)	$(436,231,200)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$129,765,082	$20,209,392	$—	$—	$129,765,082	$20,209,392

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,694,373	$—	$(439,067,947)	$(29,400,221)	$(429,773,795)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2022, the Portfolio had accumulated long-term capital losses of $29,400,221.

During the year ended December 31, 2022, the Portfolio utilized accumulated long-term capital losses of $98,612,756.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Inflation Protected Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-43

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such

BHFTI-45

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. TIPS Index, for the one- and three-year periods ended October 31, 2022 and underperformed its benchmark for the five-year period ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the PIMCO Total Return Portfolio returned -14.34%, -14.56%, and -14.45%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

Geopolitics took center stage in 2022 as Russia invaded Ukraine at the beginning of the year. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening yield curves. Commodity prices soared given Europe’s dependency on Russian oil/natural gas and Ukraine’s significant share of global wheat, neon, and palladium supply. Global yields rose sharply over the year and curves broadly flattened amid more hawkish actions and rhetoric from central banks.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. The recurring themes of heightened inflation, geopolitical tension and fear of recession were the main contributors to market turbulence. Developed market central banks maintained their hawkish stance with their sights set on combating historic levels of inflation. Most notably, in the U.S., Consumer Price Index increased 8.6% year-on-year in May. This prompted the U.S. Federal Reserve (the “Fed”) to hike interest rates by 0.75% in June, the first time since 1994, and acknowledge that credibly fighting inflation will come at the cost of lower growth.

Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned. Elevated inflation, tightening monetary policy, ongoing geopolitical tensions, and rising recession risks contributed to heightened market volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging and contributed to gains in global risk assets toward the end of the second half of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December. Following a 0.75% policy rate hike in November, the Fed adjusted its policy rate upward by 0.50% in December, while advancing its terminal rate projection to 5.1% by the end of 2023.

PORTFOLIO REVIEW/ CURRENT POSITIONING

Tactical shifts in U.S. duration and curve positioning, partly executed through interest rate swaps, swaptions, and futures, detracted from performance due to an overweight to intermediate maturities relative to longer-term maturities as intermediate maturities underperformed. An overweight to non-Agency Mortgage-Backed Securities (“MBS”) detracted from performance as mortgage spreads widened, while tactical exposure to Agency MBS, partially facilitated through options, modestly contributed. A modest allocation to high yield corporate credit partially facilitated by index credit default swaps, drove underperformance within corporate credit strategies as credit spreads widened over the year. Modest long exposure to local rates in select emerging markets, detracted from performance. Finally, currency strategies, particularly a tactical long exposure to the Norwegian krone on the back of a broadly stronger U.S. dollar, detracted from performance, as a result of the pace of U.S. rate increase. Short exposure to duration in the U.K., which was partially facilitated using interest rate swaps, swaptions, and futures, contributed to performance as U.K. rates rose over the year and volatility increased amid pension selling. Short exposure to duration in Japan, partially facilitated through interest rate swaps and futures, was additive as yields rose across the curve for Japanese Government Bonds.

The Portfolio ended the period with an underweight duration position overall, but moderated the extent of it given some macro uncertainties and the recent increase in yields. The Portfolio continued to have a preference for U.S. duration against rate exposure in other developed regions, such as Japan. The Portfolio had a curve steepening bias, remaining underweight the very long end of the yield curve. The Portfolio remained underweight in corporate credit with a bias toward high quality names while de-emphasizing generic corporate credit. The Portfolio was actively seeking compelling name- and sector- exposure given the dispersion in the credit markets. The Portfolio was overweight agency MBS, given the relatively attractive spread, high levels of resiliency and liquidity. The Portfolio was long TIPS given the attractive valuations. The Portfolio continued to be tactical in currency exposures, with a modest long to the Brazilian real as it benefits from strong carry and a commodity correlation.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Mark Kiesel

Mohit Mittal

Mike Cudzil^

Scott Mather^

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Scott Mather relinquished his portfolio management responsibilities for the Portfolio effective October 20, 2022. On the same effective date, Mike Cudzil assumed portfolio management responsibilities for the Portfolio.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	–14.34	0.04	1.07
Class B	–14.56	–0.22	0.81
Class E	–14.45	–0.11	0.92
Bloomberg U.S. Aggregate Bond Index	–13.01	0.02	1.06
Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	57.4
Corporate Bonds & Notes	30.5
Asset-Backed Securities	15.5
Mortgage-Backed Securities	14.8
Foreign Government	3.7
Municipals	0.7
Floating Rate Loans	0.3

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.49%	$1,000.00	$967.90	$2.43
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$966.20	$3.67
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class E (a)	Actual	0.64%	$1,000.00	$967.60	$3.17
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—57.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—37.6%
Fannie Mae 10 Yr. Pool
3.500%, 02/01/24	34,669	$34,318
3.500%, 10/01/24	74,194	73,121
3.500%, 11/01/24	32,321	31,853
3.500%, 02/01/25	149,034	146,457
3.500%, 03/01/29	182,210	174,405
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	162,810	156,113
3.000%, 06/01/30	5,048,486	4,854,710
3.500%, 04/01/25	14,076	13,822
3.500%, 10/01/26	42,344	41,566
3.500%, 12/01/26	111,602	108,532
3.500%, 04/01/27	62,184	61,051
3.500%, 12/01/28	268,428	262,788
3.500%, 07/01/29	27,407	26,898
3.500%, 12/01/31	83,134	80,579
3.500%, 05/01/32	199,706	193,041
3.500%, 06/01/32	334,776	323,603
3.500%, 05/01/33	176,720	170,301
3.500%, 06/01/33	223,063	214,513
3.500%, 08/01/33	144,795	139,251
3.500%, 09/01/33	559,141	537,696
3.500%, 10/01/33	331,830	319,106
3.500%, 05/01/34	6,366,418	6,119,588
3.500%, 07/01/34	289,794	278,675
3.500%, 09/01/34	677,866	651,906
3.500%, 02/01/35	39,035	37,541
3.500%, 03/01/35	89,722	86,284
3.500%, 05/01/35	3,438,254	3,301,192
4.000%, 05/01/24	78,729	76,862
4.000%, 06/01/24	79,443	78,286
4.000%, 02/01/25	41,528	40,530
4.000%, 06/01/25	20,718	20,220
4.000%, 08/01/25	6,589	6,431
4.000%, 12/01/25	8,955	8,821
4.000%, 02/01/26	18,761	18,310
4.000%, 03/01/26	3,759	3,669
4.000%, 06/01/26	5,660	5,574
4.000%, 11/01/33	41,455	40,595
4.500%, 05/01/23	479	478
4.500%, 06/01/23	22	22
4.500%, 04/01/24	784	782
4.500%, 05/01/24	10,183	10,161
4.500%, 08/01/24	957	953
4.500%, 10/01/24	22,505	22,460
4.500%, 11/01/24	3,698	3,691
4.500%, 02/01/25	31,617	31,552
4.500%, 03/01/25	25,518	25,457
4.500%, 04/01/25	19,796	19,758
4.500%, 05/01/25	42,204	42,109
4.500%, 06/01/25	3,850	3,840
4.500%, 07/01/25	349,064	348,235
4.500%, 08/01/25	5,271	5,261
4.500%, 09/01/25	13,850	13,819
4.500%, 11/01/25	18,875	18,839
4.500%, 04/01/26	1,400	1,398

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 01/01/27	2,374	2,369
5.500%, 02/01/23	458	457
5.500%, 03/01/23	7	7
5.500%, 07/01/23	452	450
5.500%, 08/01/23	422	420
5.500%, 10/01/23	493	490
5.500%, 12/01/23	6	6
5.500%, 01/01/24	178	177
5.500%, 03/01/24	469	466
5.500%, 09/01/24	1,012	1,008
5.500%, 01/01/25	15,988	15,930
5.500%, 05/01/25	255	254
Fannie Mae 20 Yr. Pool
3.500%, 04/01/40	362,895	338,814
3.500%, 05/01/40	4,413,725	4,120,847
4.000%, 04/01/29	13,475	13,110
4.000%, 05/01/29	39,249	38,380
4.000%, 03/01/30	24,236	23,579
4.000%, 05/01/30	37,419	36,221
4.000%, 08/01/30	31,992	30,967
4.000%, 09/01/30	27,322	26,447
4.000%, 10/01/30	948	918
4.000%, 11/01/30	118,875	115,066
4.000%, 12/01/30	15,779	15,273
4.000%, 06/01/31	2,135	2,067
4.000%, 09/01/31	54,559	52,810
4.000%, 11/01/31	3,125	3,025
4.500%, 01/01/25	771	758
4.500%, 04/01/31	10,253	10,174
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	2,397,227	2,121,572
3.000%, 05/01/52	80,784,099	70,902,041
3.000%, 06/01/52	13,842,682	12,151,954
4.000%, 05/01/34	56,457	54,415
4.000%, 05/01/35	22,737	21,838
4.000%, 01/01/41	25,093	24,098
4.000%, 12/01/43	228,593	219,527
4.500%, 04/01/39	13,332	13,205
4.500%, 05/01/39	25,088	24,855
4.500%, 12/01/39	4,303	4,234
4.500%, 05/01/40	9,579	9,496
4.500%, 09/01/40	11,506	11,406
4.500%, 12/01/40	32,843	32,863
4.500%, 02/01/41	26,761	26,279
4.500%, 07/01/41	6,139	5,989
4.500%, 09/01/41	156,572	152,954
4.500%, 03/01/42	20,098	19,602
4.500%, 07/01/42	93,706	90,752
5.000%, 03/01/32	675	666
5.000%, 04/01/33	34,513	34,177
5.000%, 07/01/33	41,434	42,206
5.000%, 08/01/33	796	811
5.000%, 09/01/33	708	723
5.000%, 10/01/33	7,306	7,461
5.000%, 11/01/33	139	140
5.000%, 01/01/34	15,687	15,547

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 04/01/34	54,493	$55,228
5.000%, 06/01/34	1,056	1,056
5.000%, 12/01/34	13,028	13,048
5.000%, 01/01/35	15,757	15,781
5.000%, 04/01/35	17	17
5.000%, 07/01/35	19,890	19,789
5.000%, 01/01/38	51,154	52,319
5.000%, 04/01/39	8,810	8,987
5.000%, 10/01/39	1,626	1,622
5.000%, 11/01/39	6,924	7,043
5.000%, 06/01/40	10,269	10,239
5.000%, 11/01/42	37,469	37,295
5.500%, 12/01/28	5,030	5,044
5.500%, 06/01/33	19,166	19,726
5.500%, 07/01/33	4,334	4,469
5.500%, 09/01/33	78,949	79,497
5.500%, 11/01/33	94,605	94,859
5.500%, 12/01/33	469	474
5.500%, 04/01/34	839	866
5.500%, 07/01/34	6,669	6,693
5.500%, 08/01/34	105,377	106,739
5.500%, 09/01/34	1,568	1,618
5.500%, 11/01/34	115,918	119,605
5.500%, 12/01/34	282,908	292,179
5.500%, 01/01/35	100,431	103,688
5.500%, 02/01/35	130,079	134,275
5.500%, 03/01/35	240,429	248,439
5.500%, 04/01/35	26,888	26,960
5.500%, 05/01/35	48,032	49,638
5.500%, 06/01/35	76,032	78,571
5.500%, 08/01/35	60,459	62,504
5.500%, 09/01/35	720,335	745,185
5.500%, 10/01/35	65,254	67,555
5.500%, 12/01/35	389,596	403,276
5.500%, 01/01/36	93,241	96,563
5.500%, 03/01/36	87,210	90,271
5.500%, 05/01/36	693	717
5.500%, 07/01/36	370,328	382,569
5.500%, 09/01/36	43,862	45,261
5.500%, 11/01/36	25,486	26,343
5.500%, 12/01/36	1,233	1,237
5.500%, 02/01/37	525	543
5.500%, 05/01/37	7,937	8,117
5.500%, 08/01/37	319,673	331,030
5.500%, 01/01/38	2,774	2,877
5.500%, 02/01/38	87,732	90,970
5.500%, 03/01/38	443,572	459,985
5.500%, 05/01/38	694,558	720,247
5.500%, 06/01/38	24,930	25,814
5.500%, 09/01/38	19,005	19,082
5.500%, 10/01/38	241,233	249,903
5.500%, 11/01/38	61,019	63,277
5.500%, 01/01/39	17,447	18,093
5.500%, 07/01/39	5,728	5,745
5.500%, 11/01/39	772,138	800,713
5.500%, 02/01/40	136,230	140,940

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 06/01/40	51,822	51,982
5.500%, 09/01/40	108,025	112,021
5.500%, 07/01/41	1,284,481	1,332,012
5.500%, 02/01/49	83,577	84,554
6.000%, 12/01/28	8,027	8,148
6.000%, 01/01/29	5,610	5,703
6.000%, 02/01/29	39	39
6.000%, 04/01/29	891	922
6.000%, 06/01/29	1,089	1,124
6.000%, 11/01/32	33,865	34,409
6.000%, 12/01/32	57,376	59,201
6.000%, 03/01/33	5,972	6,175
6.000%, 05/01/33	6,150	6,360
6.000%, 07/01/33	6,295	6,509
6.000%, 01/01/34	349	356
6.000%, 09/01/34	4,053	4,124
6.000%, 11/01/34	3,429	3,483
6.000%, 04/01/35	275,946	285,366
6.000%, 05/01/35	6,481	6,661
6.000%, 06/01/35	447	455
6.000%, 07/01/35	14,161	14,435
6.000%, 09/01/35	3,104	3,210
6.000%, 11/01/35	120,260	122,085
6.000%, 12/01/35	8,956	9,154
6.000%, 04/01/36	1,211	1,234
6.000%, 05/01/36	24,936	25,695
6.000%, 06/01/36	1,214	1,233
6.000%, 07/01/36	3,977	4,038
6.000%, 08/01/36	586,928	612,243
6.000%, 09/01/36	69,856	72,205
6.000%, 10/01/36	3,885	3,948
6.000%, 11/01/36	12,948	13,348
6.000%, 12/01/36	7,420	7,533
6.000%, 01/01/37	66,205	68,033
6.000%, 02/01/37	153,908	160,676
6.000%, 04/01/37	34,632	35,632
6.000%, 05/01/37	18,734	19,027
6.000%, 07/01/37	9,468	9,861
6.000%, 08/01/37	9,086	9,471
6.000%, 11/01/37	17,833	18,499
6.000%, 02/01/38	164,172	170,334
6.000%, 03/01/38	3,502	3,622
6.000%, 08/01/38	4,118	4,183
6.000%, 09/01/38	306,788	317,372
6.000%, 10/01/38	24,049	24,990
6.000%, 11/01/38	7,209	7,317
6.000%, 01/01/39	26,147	27,297
6.000%, 04/01/39	164,633	170,808
6.000%, 07/01/39	32,100	33,374
6.000%, 08/01/39	143,512	147,590
6.000%, 05/01/49	1,014,221	1,049,037
8.000%, 10/01/25	143	144
Fannie Mae ARM Pool
1.887%, 12M LIBOR + 1.511%, 01/01/35 (a)	19,068	19,061
1.932%, 12M LIBOR + 1.557%, 01/01/35 (a)	13,272	13,305
1.960%, 12M LIBOR + 1.638%, 02/01/35 (a)	8,554	8,591

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
1.974%, 12M LIBOR + 1.599%, 01/01/35 (a)	15,074	$15,163
2.058%, 12M LIBOR + 1.359%, 03/01/35 (a)	11,296	11,229
2.312%, 12M LIBOR + 1.261%, 12/01/34 (a)	260,151	257,169
2.318%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,371	1,344
2.518%, 12M LIBOR + 1.630%, 01/01/35 (a)	5,165	5,061
2.548%, 12M LIBOR + 1.810%, 04/01/35 (a)	23,043	23,248
2.599%, 12M LIBOR + 1.603%, 05/01/35 (a)	17,048	17,135
2.605%, 12M LIBOR + 1.681%, 12/01/34 (a)	10,079	10,057
2.691%, 6M LIBOR + 1.373%, 09/01/35 (a)	204,607	199,736
2.840%, 1Y H15 + 2.195%, 02/01/35 (a)	20,129	20,416
2.889%, 12M MTA + 1.200%, 08/01/41 (a)	54,105	52,393
2.889%, 12M MTA + 1.200%, 07/01/42 (a)	115,139	109,610
2.889%, 12M MTA + 1.200%, 08/01/42 (a)	121,963	116,048
2.889%, 12M MTA + 1.200%, 10/01/44 (a)	107,906	102,384
2.939%, 12M MTA + 1.250%, 09/01/41 (a)	288,981	277,672
3.030%, 6M LIBOR + 1.412%, 06/01/33 (a)	6,383	6,340
3.109%, 1Y H15 + 2.067%, 10/01/28 (a)	42,974	42,206
3.203%, 1Y H15 + 2.134%, 07/01/33 (a)	3,713	3,727
3.284%, 1Y H15 + 2.313%, 05/01/35 (a)	96,995	98,999
3.410%, 12M LIBOR + 1.660%, 05/01/34 (a)	214,447	210,983
3.439%, 12M LIBOR + 1.686%, 09/01/32 (a)	45,505	45,043
3.481%, 12M MTA + 1.771%, 11/01/35 (a)	61,365	59,895
3.513%, 1Y H15 + 2.302%, 04/01/34 (a)	1,633	1,659
3.585%, 12M LIBOR + 1.335%, 12/01/34 (a)	91,956	90,799
3.600%, 12M LIBOR + 1.350%, 11/01/34 (a)	1,885	1,855
3.663%, 6M LIBOR + 1.538%, 01/01/36 (a)	5,120	5,009
3.730%, 6M LIBOR + 1.605%, 08/01/36 (a)	14,569	14,504
3.825%, 12M LIBOR + 1.575%, 10/01/34 (a)	4,726	4,661
3.903%, 1Y H15 + 2.153%, 07/01/32 (a)	12,743	12,577
3.920%, 12M LIBOR + 1.670%, 11/01/34 (a)	18,747	18,923
4.000%, 12M LIBOR + 1.750%, 08/01/35 (a)	128,933	131,440
4.018%, ECOFC + 1.929%, 12/01/36 (a)	22,251	22,205
4.025%, 1Y H15 + 1.900%, 02/01/31 (a)	90,475	88,258
4.027%, 1Y H15 + 2.360%, 11/01/34 (a)	471,314	481,946
4.060%, 12M LIBOR + 1.810%, 09/01/34 (a)	224,985	227,210
4.106%, 1Y H15 + 2.159%, 11/01/35 (a)	99,889	101,816
4.107%, 1Y H15 + 2.215%, 09/01/31 (a)	14,186	13,932
4.108%, 6M LIBOR + 1.520%, 01/01/35 (a)	34,450	34,665
4.135%, 12M LIBOR + 1.885%, 11/01/32 (a)	18,836	18,514
4.143%, 1Y H15 + 2.095%, 10/01/35 (a)	45,053	44,377
4.223%, 1Y H15 + 2.223%, 08/01/35 (a)	62,037	62,953
4.918%, ECOFC + 1.734%, 09/01/34 (a)	3,765	3,837
Fannie Mae REMICS (CMO)
3.257%, 05/25/35 (a)	236,299	234,597
4.739%, 1M LIBOR + 0.400%, 09/18/31 (a)	46,690	46,487
4.769%, 1M LIBOR + 0.380%, 11/25/42 (a)	1,933,261	1,902,456
5.289%, 1M LIBOR + 0.900%, 04/25/32 (a)	16,790	16,838
Fannie Mae-Aces
2.241%, 01/25/31 (a)(b)	20,830,164	1,987,341
Freddie Mac 10 Yr. Pool
3.500%, 10/01/23	2,043	2,027
Freddie Mac 15 Yr. Pool
3.500%, 12/01/26	28,660	28,137
3.500%, 05/01/32	95,444	92,260
3.500%, 07/01/33	237,365	228,143
3.500%, 08/01/33	6,684	6,428

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Pool
3.500%, 09/01/33	287,831	276,799
3.500%, 11/01/33	604,717	581,562
3.500%, 01/01/34	65,381	62,875
3.500%, 02/01/34	105,548	101,511
3.500%, 04/01/34	1,085,726	1,044,148
3.500%, 05/01/34	429,938	413,503
3.500%, 10/01/34	89,991	86,549
3.500%, 11/01/34	38,461	36,990
3.500%, 03/01/35	139,245	133,295
4.000%, 11/01/33	547,981	534,811
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	27,556	26,704
4.000%, 09/01/30	119,310	115,616
4.000%, 10/01/30	6,618	6,413
6.000%, 04/01/23	372	378
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	148,126	142,906
4.500%, 04/01/34	6,930	6,842
4.500%, 06/01/35	22,791	22,507
4.500%, 04/01/41	47,522	47,164
5.500%, 01/01/33	478	492
5.500%, 05/01/33	606	619
5.500%, 08/01/33	561	566
5.500%, 10/01/33	1,498	1,513
5.500%, 01/01/34	896	925
5.500%, 09/01/34	14,016	14,204
5.500%, 01/01/35	11,559	11,945
5.500%, 07/01/35	720	743
5.500%, 10/01/35	8,734	8,767
5.500%, 11/01/35	29,227	29,465
5.500%, 12/01/35	17,244	17,866
5.500%, 01/01/36	12,379	12,835
5.500%, 02/01/36	13,098	13,168
5.500%, 04/01/36	6,898	7,000
5.500%, 06/01/36	565,293	584,705
5.500%, 07/01/36	11,920	12,371
5.500%, 08/01/36	12,311	12,380
5.500%, 10/01/36	2,993	3,041
5.500%, 12/01/36	83,690	86,874
5.500%, 02/01/37	6,726	6,818
5.500%, 03/01/37	5,698	5,896
5.500%, 04/01/37	25,111	25,283
5.500%, 06/01/37	32,781	33,313
5.500%, 07/01/37	69,165	71,799
5.500%, 08/01/37	28,399	29,482
5.500%, 09/01/37	4,736	4,916
5.500%, 10/01/37	3,789	3,933
5.500%, 11/01/37	82,636	85,497
5.500%, 12/01/37	4,978	5,092
5.500%, 01/01/38	27,754	28,810
5.500%, 02/01/38	70,076	72,746
5.500%, 03/01/38	33,123	34,127
5.500%, 04/01/38	63,820	66,252
5.500%, 05/01/38	38,186	39,256
5.500%, 06/01/38	111,436	115,687
5.500%, 07/01/38	139,278	144,405

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 08/01/38	368,678	$382,308
5.500%, 09/01/38	96,271	99,937
5.500%, 10/01/38	3,056,472	3,169,199
5.500%, 11/01/38	1,276,572	1,325,191
5.500%, 12/01/38	5,124	5,144
5.500%, 01/01/39	250,312	259,838
5.500%, 02/01/39	53,350	54,184
5.500%, 03/01/39	26,424	27,430
5.500%, 06/01/39	884,075	917,730
5.500%, 09/01/39	26,757	27,686
5.500%, 02/01/40	29,538	30,663
5.500%, 03/01/40	4,582	4,757
5.500%, 05/01/40	940	976
5.500%, 08/01/40	29,456	30,537
Freddie Mac 30 Yr. Pool
3.000%, 04/01/52	6,122,062	5,372,771
3.000%, 07/01/52	6,864,858	6,024,658
3.000%, 08/01/52	6,854,010	6,015,730
Freddie Mac ARM Non-Gold Pool
1.942%, 12M LIBOR + 1.677%, 01/01/35 (a)	6,186	6,063
2.032%, 12M LIBOR + 1.678%, 02/01/35 (a)	5,960	5,882
2.052%, 12M LIBOR + 1.625%, 02/01/35 (a)	13,170	13,117
2.055%, 12M LIBOR + 1.621%, 02/01/35 (a)	4,490	4,398
2.226%, 12M LIBOR + 1.901%, 02/01/35 (a)	12,243	12,303
2.438%, 1Y H15 + 2.250%, 01/01/35 (a)	42,742	43,147
2.491%, 1Y H15 + 2.108%, 02/01/35 (a)	16,837	16,923
2.625%, 1Y H15 + 2.250%, 02/01/35 (a)	16,451	16,587
3.141%, 1Y H15 + 2.250%, 08/01/35 (a)	68,595	69,347
3.504%, 1Y H15 + 2.250%, 06/01/35 (a)	177,983	180,164
3.586%, 12M LIBOR + 1.345%, 09/01/35 (a)	52,457	52,430
4.140%, 12M LIBOR + 1.890%, 11/01/34 (a)	9,629	9,643
4.150%, 12M LIBOR + 1.900%, 11/01/34 (a)	9,752	9,686
4.209%, 1Y H15 + 2.107%, 10/01/34 (a)	11,102	11,247
4.211%, 12M LIBOR + 1.961%, 08/01/32 (a)	30,729	30,294
4.269%, 1Y H15 + 2.179%, 09/01/35 (a)	35,705	35,728
4.339%, 1Y H15 + 2.250%, 11/01/31 (a)	4,858	4,753
4.375%, 1Y H15 + 2.250%, 11/01/34 (a)	21,128	21,445
4.513%, 1Y H15 + 2.436%, 01/01/29 (a)	48,189	47,351
Freddie Mac REMICS (CMO)
3.500%, 01/15/42	8,828,625	7,991,919
4.508%, 1M LIBOR + 0.190%, 10/15/43 (a)	4,337,556	4,184,651
4.568%, 1M LIBOR + 0.250%, 07/15/34 (a)	9,494	9,366
4.875%, PRIME - 1.375%, 11/15/23 (a)	11,719	11,623
6.500%, 01/15/24	998	1,000
Freddie Mac Structured Pass-Through Certificates (CMO)
2.889%, 12M MTA + 1.200%, 02/25/45 (a)	29,873	29,974
3.248%, 12M MTA + 1.200%, 10/25/44 (a)	334,075	332,456
3.448%, 12M MTA + 1.400%, 07/25/44 (a)	1,579,147	1,580,863
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/49	2,254,866	2,002,533
4.000%, 03/15/52	7,344,621	7,031,451
4.000%, TBA (c)	3,050,000	2,891,316
5.000%, 10/15/33	2,412	2,431
5.000%, 12/15/33	9,961	10,193
5.000%, 05/15/34	3,210	3,285

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 07/15/34	529	531
5.000%, 11/15/35	1,390	1,412
5.000%, 03/15/36	799	810
5.000%, 10/15/38	222,571	227,824
5.000%, 02/15/39	34,993	35,792
5.000%, 03/15/39	61,270	62,705
5.000%, 04/15/39	286,178	292,376
5.000%, 05/15/39	1,012,229	1,032,678
5.000%, 06/15/39	263,694	269,780
5.000%, 09/15/39	140,694	143,995
5.000%, 05/15/40	9,762	9,990
5.000%, 09/15/40	112,053	114,684
5.000%, 12/15/40	8,581	8,782
5.000%, 09/15/47	18,054	18,105
5.000%, 03/15/48	1,670,146	1,670,473
5.000%, 04/15/48	1,735,196	1,735,536
5.000%, 01/15/49	2,341,508	2,399,675
5.000%, 05/15/49	292,382	300,928
5.000%, 06/15/50	401,908	403,782
5.000%, 04/15/52	7,190,521	7,192,081
7.000%, 10/15/23	83	83
7.500%, 01/15/26	641	642
Ginnie Mae II 30 Yr. Pool
4.500%, 12/20/49	12,140	11,843
5.000%, 06/20/49	63,351	63,142
5.000%, 07/20/49	133,416	133,877
Ginnie Mae II ARM Pool
1.750%, 1Y H15 + 1.500%, 11/20/27 (a)	3,541	3,414
1.750%, 1Y H15 + 1.500%, 10/20/28 (a)	290	280
1.750%, 1Y H15 + 1.500%, 10/20/29 (a)	1,765	1,703
1.750%, 1Y H15 + 1.500%, 11/20/30 (a)	3,765	3,616
2.250%, 1Y H15 + 2.000%, 10/20/31 (a)	3,770	3,618
2.500%, 1Y H15 + 1.500%, 11/20/26 (a)	2,406	2,348
2.500%, 1Y H15 + 1.500%, 10/20/30 (a)	746	723
2.625%, 1Y H15 + 1.500%, 01/20/23 (a)	7	6
2.625%, 1Y H15 + 1.500%, 02/20/26 (a)	1,997	1,968
2.625%, 1Y H15 + 1.500%, 01/20/27 (a)	1,017	988
2.625%, 1Y H15 + 1.500%, 08/20/27 (a)	7,878	7,687
2.625%, 1Y H15 + 1.500%, 09/20/27 (a)	32,642	31,740
2.625%, 1Y H15 + 1.500%, 02/20/28 (a)	2,470	2,394
2.625%, 1Y H15 + 1.500%, 03/20/28 (a)	3,992	3,906
2.625%, 1Y H15 + 1.500%, 07/20/29 (a)	2,714	2,626
2.625%, 1Y H15 + 1.500%, 08/20/29 (a)	2,834	2,741
2.625%, 1Y H15 + 1.500%, 09/20/29 (a)	3,643	3,538
2.625%, 1Y H15 + 1.500%, 01/20/30 (a)	9,582	9,406
2.625%, 1Y H15 + 1.500%, 08/20/31 (a)	702	680
2.625%, 1Y H15 + 1.500%, 03/20/32 (a)	139	136
2.625%, 1Y H15 + 1.500%, 03/20/33 (a)	1,283	1,257
2.625%, 1Y H15 + 1.500%, 09/20/33 (a)	17,407	16,883
2.875%, 1Y H15 + 1.500%, 05/20/26 (a)	2,599	2,554
2.875%, 1Y H15 + 1.500%, 06/20/27 (a)	1,306	1,286
2.875%, 1Y H15 + 1.500%, 05/20/28 (a)	1,757	1,732
2.875%, 1Y H15 + 1.500%, 05/20/29 (a)	2,634	2,595
2.875%, 1Y H15 + 1.500%, 06/20/30 (a)	2,908	2,853
2.875%, 1Y H15 + 1.500%, 04/20/31 (a)	2,934	2,924
2.875%, 1Y H15 + 1.500%, 04/20/32 (a)	2,222	2,193

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
2.875%, 1Y H15 + 1.500%, 05/20/32 (a)	4,318	$4,260
3.000%, 1Y H15 + 1.500%, 04/20/30 (a)	3,858	3,786
3.000%, 1Y H15 + 1.500%, 05/20/30 (a)	9,637	9,442
Government National Mortgage Association (CMO)
3.470%, 1M LIBOR + 1.000%, 12/20/65 (a)	13,996,072	13,808,430
3.672%, 1M LIBOR + 1.000%, 01/20/67 (a)	6,399,767	6,332,231
4.106%, 09/20/66 (a)	6,946,112	7,051,669
4.182%, 1M LIBOR + 0.340%, 12/20/62 (a)	72,454	71,689
4.442%, 1M LIBOR + 0.600%, 08/20/65 (a)	1,914,918	1,884,060
4.442%, 1M LIBOR + 0.600%, 10/20/65 (a)	3,641,543	3,618,402
4.492%, 1M LIBOR + 0.650%, 06/20/66 (a)	2,638,824	2,627,511
4.508%, 1M LIBOR + 0.800%, 09/20/67 (a)	5,400,891	5,373,099
4.692%, 1M LIBOR + 0.850%, 09/20/66 (a)	4,843,513	4,790,662
4.770%, SOFR30A + 1.020%, 12/20/72 (a)	4,900,000	4,906,070
4.811%, SOFR30A + 0.900%, 01/20/73 (a)(d)(e)	5,395,716	5,400,990
Uniform Mortgage-Backed Securities 15 Yr. Pool
4.500%, TBA (c)	100,000	99,318
Uniform Mortgage-Backed Securities 30 Yr. Pool
3.000%, TBA (c)	583,950,000	512,694,148
3.500%, TBA (c)	317,112,000	288,169,952
4.000%, TBA (c)	195,800,000	183,606,083
4.500%, TBA (c)	77,400,000	74,475,614
5.000%, TBA (c)	24,100,000	23,743,836
5.500%, TBA (c)	129,800,000	130,033,970
6.000%, TBA (c)	900,000	912,366

		1,470,933,387

U.S. Treasury—19.8%
U.S. Treasury Bonds
1.375%, 11/15/40	62,400,000	40,567,313
1.375%, 08/15/50	75,200,000	41,785,937
1.625%, 11/15/50	29,100,000	17,314,500
1.875%, 02/15/41	16,900,000	11,944,867
2.000%, 02/15/50	9,600,000	6,340,125
2.750%, 08/15/42	39,000,000	31,356,914
2.750%, 11/15/42	19,800,000	15,870,937
2.875%, 05/15/43	83,700,000	68,316,856
2.875%, 08/15/45	17,200,000	13,848,687
3.125%, 02/15/42	15,800,000	13,614,539
3.125%, 08/15/44	116,300,000	98,268,957
3.250%, 05/15/42	48,300,000	42,345,516
3.375%, 05/15/44	18,000,000	15,871,641
4.250%, 05/15/39	9,600,000	9,887,250
4.375%, 11/15/39	57,100,000	59,537,902
4.500%, 08/15/39	15,100,000	16,011,309
4.625%, 02/15/40	12,800,000	13,755,500
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/51 (f)	2,403,450	1,546,023
0.250%, 02/15/50 (f)	6,838,100	4,605,980
0.625%, 02/15/43 (f)	1,555,248	1,253,817
0.750%, 02/15/45 (f)	4,302,292	3,476,385
1.000%, 02/15/49 (f)	2,605,130	2,175,264
1.375%, 02/15/44 (f)	511,412	474,566
U.S. Treasury Inflation Indexed Notes
0.125%, 07/15/31 (f)	16,565,075	14,636,284

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/32 (f)	17,736,345	15,534,777
0.625%, 07/15/32 (f)	17,536,905	16,062,344
U.S. Treasury Notes
1.750%, 06/30/24 (g)(h)	38,200,000	36,606,344
2.125%, 07/31/24 (g)(h)(i)	24,800,000	23,853,531
2.125%, 09/30/24 (h)	7,900,000	7,581,223
2.250%, 11/15/24 (g)(h)(j)	110,600,000	106,223,524
2.250%, 08/15/27 (g)(i)	24,360,000	22,533,951
2.875%, 05/15/32	1,800,000	1,658,813

		774,861,576

Total U.S. Treasury & Government Agencies (Cost $2,446,867,980)		2,245,794,963

Corporate Bonds & Notes—30.5%

Aerospace/Defense—0.6%
Boeing Co. (The)
1.433%, 02/04/24	12,300,000	11,787,178
2.750%, 02/01/26	12,000,000	11,120,716
Spirit AeroSystems, Inc.
4.600%, 06/15/28	1,600,000	1,291,845

		24,199,739

Agriculture—0.5%
Imperial Brands Finance plc
3.125%, 07/26/24 (144A)	9,326,000	8,915,504
3.875%, 07/26/29 (144A)	12,800,000	10,946,067

		19,861,571

Airlines—0.5%
American Airlines Pass-Through Trust
3.700%, 10/01/26	2,705,936	2,335,356
British Airways Pass-Through Trust
4.125%, 09/20/31 (144A)†	1,374,548	1,144,158
U.S. Airways Pass-Through Trust
3.950%, 11/15/25	443,831	403,135
United Airlines Pass-Through Trust
2.875%, 10/07/28	3,678,451	3,127,641
3.450%, 07/07/28	2,134,901	1,796,356
5.875%, 10/15/27	10,116,907	9,974,723

		18,781,369

Auto Manufacturers—2.6%
Ford Motor Credit Co. LLC 3.810%, 01/09/24	13,300,000	12,934,620
General Motors Financial Co., Inc. 5.360%, SOFR + 1.200%, 11/17/23 (a)	11,300,000	11,269,430
Hyundai Capital America 2.100%, 09/15/28 (144A)	13,500,000	11,080,005
Nissan Motor Acceptance Co. LLC 1.850%, 09/16/26 (144A)	13,500,000	11,270,316
Nissan Motor Co., Ltd. 3.522%, 09/17/25 (144A)	8,100,000	7,524,083

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Nissan Motor Co., Ltd.
4.345%, 09/17/27 (144A)	5,600,000	$5,077,777
4.810%, 09/17/30 (144A)	14,700,000	12,475,475
Volkswagen Bank GmbH 1.875%, 01/31/24 (EUR)	3,400,000	3,563,171
2.500%, 07/31/26 (EUR)	2,000,000	1,996,363
Volkswagen Group of America Finance LLC 2.850%, 09/26/24 (144A)	13,300,000	12,728,218
4.625%, 11/13/25 (144A)	10,900,000	10,721,362

		100,640,820

Banks—8.1%
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (k)	1,700,000	218,372
Bank of America Corp. 0.981%, SOFR + 0.910%, 09/25/25 (a)	4,800,000	4,417,803
4.125%, 01/22/24	2,130,000	2,111,657
Barclays plc 3.125%, 01/17/24 (GBP)	4,400,000	5,197,226
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	700,000	695,127
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	1,878,260
6.024%, 3M LIBOR + 1.380%, 05/16/24 (a)	100,000	99,983
BNP Paribas S.A. 4.625%, 5Y H15 + 3.340%, 02/25/31 (144A) (a)	12,500,000	9,657,506
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	16,780,700
Citigroup, Inc. 3.070%, SOFR + 1.280%, 02/24/28 (a)	8,100,000	7,302,383
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,498,163
Credit Suisse Group AG
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	15,700,000	15,307,359
5.975%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	10,400,000	9,848,800
6.442%, SOFR + 3.700%, 08/11/28 (144A) (a)	7,000,000	6,374,873
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a)	10,650,000	9,344,239
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (a)	5,500,000	3,953,721
Danske Bank A/S 4.298%, 1Y H15 + 1.750%, 04/01/28 (144A) (a)	12,000,000	11,034,271
Deutsche Bank AG 2.222%, SOFR + 2.159%, 09/18/24 (a)	13,200,000	12,748,875
3.547%, SOFR + 3.043%, 09/18/31 (a)	13,000,000	10,421,949
Goldman Sachs Group, Inc. (The)
3.000%, 03/15/24	12,300,000	11,994,036
3.750%, 05/22/25	1,675,000	1,619,987
5.700%, 11/01/24	300,000	303,571
6.124%, 3M LIBOR + 1.750%, 10/28/27 (a)	7,500,000	7,631,002
ING Groep NV 4.625%, 01/06/26 (144A)	7,900,000	7,714,740
JPMorgan Chase & Co. 1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	11,686,211
Lloyds Bank plc
Zero Coupon, 04/02/32 (l)	13,000,000	7,876,505
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (a)	10,500,000	9,093,673

Banks—(Continued)
Mizuho Financial Group, Inc. 1.979%, SOFR + 1.532%, 09/08/31 (a)	9,800,000	7,494,414
2.201%, SOFR + 1.772%, 07/10/31 (a)	12,400,000	9,679,132
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	5,900,000	5,418,998
Morgan Stanley 3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	9,400,000	9,349,185
4.210%, SOFR + 1.610%, 04/20/28 (a)	5,400,000	5,135,907
Nykredit Realkredit A/S 1.500%, 10/01/53 (DKK)	55,525,501	6,084,134
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	4,800,000	4,573,873
Standard Chartered plc 3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (a)	6,000,000	5,730,857
7.776%, 1Y H15 + 3.100%, 11/16/25 (144A) (a)	8,100,000	8,342,169
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/25	6,500,000	5,922,589
1.902%, 09/17/28	9,800,000	8,075,352
UBS Group AG 4.125%, 04/15/26 (144A)	10,200,000	9,784,035
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	29,700,000	29,839,234
Virgin Money UK plc 4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	545,684
Wells Fargo & Co. 1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR)(a)	2,600,000	2,356,642
2.393%, SOFR + 2.100%, 06/02/28 (a)	5,400,000	4,765,979
3.908%, SOFR + 1.320%, 04/25/26 (a)	5,500,000	5,345,490

		317,254,666

Biotechnology—0.1%
Royalty Pharma plc 1.200%, 09/02/25	3,000,000	2,684,824

Chemicals — 0.3%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A)	12,800,000	10,155,165

Computers — 0.0%
Dell International LLC / EMC Corp. 4.900%, 10/01/26	900,000	885,869

Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.450%, 10/01/25	3,000,000	2,883,709
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	10,500,000	9,795,213
Blue Owl Finance LLC 3.125%, 06/10/31 (144A)	13,000,000	9,655,288
Capital One Financial Corp. 4.927%, SOFR + 2.057%, 05/10/28 (a)	11,500,000	11,133,233
Jyske Realkredit A/S 1.500%, 10/01/53 (DKK)	28,623,233	3,082,157
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	12,290,953
Mitsubishi HC Capital, Inc. 3.960%, 09/19/23 (144A)	5,045,000	4,985,419

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Nomura Holdings, Inc. 2.679%, 07/16/30	9,600,000	$7,676,817
OneMain Finance Corp. 6.875%, 03/15/25	1,100,000	1,056,742

		62,559,531

Electric—2.6%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30 (144A)	3,700,000	2,803,831
AES Corp. (The) 2.450%, 01/15/31	5,000,000	3,977,606
Duke Energy Progress LLC 2.000%, 08/15/31	13,800,000	10,904,508
Edison International 3.550%, 11/15/24	2,900,000	2,799,591
Evergy, Inc. 2.450%, 09/15/24	13,500,000	12,816,425
FirstEnergy Corp. 4.400%, 07/15/27	1,300,000	1,209,323
Pacific Gas and Electric Co. 3.150%, 01/01/26	10,900,000	10,128,361
3.250%, 02/16/24	12,600,000	12,298,259
3.300%, 12/01/27	1,600,000	1,412,051
3.400%, 08/15/24	4,500,000	4,317,807
3.450%, 07/01/25	3,600,000	3,407,963
3.500%, 06/15/25	2,700,000	2,547,295
4.250%, 08/01/23	3,000,000	2,984,706
4.550%, 07/01/30	5,000,000	4,531,993
5.450%, 06/15/27	5,000,000	4,930,544
ReNew Wind Energy AP2 / ReNew Power Pvt. Ltd. 4.500%, 07/14/28 (144A)	13,100,000	10,999,895
Southern California Edison Co. 5.850%, 11/01/27	3,000,000	3,087,861
WEC Energy Group, Inc.
1.375%, 10/15/27	5,000,000	4,241,059
1.800%, 10/15/30	5,000,000	3,898,621

		103,297,699

Electronics—0.2%
Flex, Ltd. 4.875%, 06/15/29	8,160,000	7,678,264

Engineering & Construction—0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 03/22/23 (144A)	3,100,000	3,091,468

Gas—0.8%
Atmos Energy Corp. 1.500%, 01/15/31	12,900,000	10,047,032
Boston Gas Co. 3.757%, 03/16/32 (144A)	12,500,000	10,882,192
Southern California Gas Co. 2.950%, 04/15/27	12,500,000	11,526,842

		32,456,066

Healthcare-Services—0.5%
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	12,100,000	10,260,653
HCA, Inc. 3.125%, 03/15/27 (144A)	7,300,000	6,637,002
3.375%, 03/15/29 (144A)	5,200,000	4,568,349

		21,466,004

Insurance—1.1%
GA Global Funding Trust 1.250%, 12/08/23 (144A)	14,000,000	13,432,580
Hanwha Life Insurance Co., Ltd. 3.379%, 5Y H15 + 1.850%, 02/04/32 (144A) (a)	13,000,000	10,796,946
Jackson National Life Global Funding 5.451%, SOFR + 1.150%, 06/28/24 (a)	8,300,000	8,301,650
MassMutual Global Funding II 5.050%, 12/07/27 (144A)	7,900,000	7,938,353
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	592,189
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	1,894,706

		42,956,424

Internet—0.2%
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	4,578,525
Expedia Group, Inc. 2.950%, 03/15/31	2,561,000	2,059,380

		6,637,905

Lodging—0.5%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,177,112
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,653,239
Marriott International, Inc. 3.600%, 04/15/24	2,600,000	2,547,927
4.150%, 12/01/23	10,000,000	9,893,203
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,744,383

		21,015,864

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 06/01/41	13,300,000	8,666,208
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	3,063,750

		11,729,958

Oil & Gas—0.0%
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	1,068,327	1,079,010

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.4%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	$14,419,696

Pharmaceuticals—0.7%
AbbVie, Inc. 2.850%, 05/14/23	3,000,000	2,978,283
3.200%, 05/14/26	1,300,000	1,230,877
3.600%, 05/14/25	700,000	678,403
Bayer U.S. Finance LLC 5.779%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	6,600,000	6,585,110
CVS Health Corp. 2.125%, 09/15/31	14,000,000	11,100,196
3.750%, 04/01/30	3,900,000	3,535,985
CVS Pass-Through Trust 6.943%, 01/10/30	544,943	554,879

		26,663,733

Pipelines—0.3%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	9,000,000	8,891,353
Energy Transfer L.P. 5.950%, 12/01/25	1,800,000	1,825,175

		10,716,528

Real Estate—0.2%
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	3,905,112
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	1,700,000	1,566,591
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	548,586	595,651

		6,067,354

Real Estate Investment Trusts—5.1%
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	1,756,857
American Tower Corp. 3.375%, 05/15/24	12,000,000	11,677,179
3.500%, 01/31/23	1,807,000	1,804,826
Boston Properties L.P. 2.450%, 10/01/33	4,711,000	3,388,858
Brandywine Operating Partnership L.P. 4.100%, 10/01/24	7,500,000	7,136,355
Brixmor Operating Partnership L.P. 3.900%, 03/15/27	6,000,000	5,487,511
4.125%, 06/15/26	5,500,000	5,185,995
Crown Castle, Inc. 2.900%, 03/15/27	12,500,000	11,369,447
EPR Properties 3.750%, 08/15/29	2,500,000	1,957,379
Equinix, Inc. 1.000%, 09/15/25	2,900,000	2,593,384
Federal Realty Investment Trust 3.500%, 06/01/30	4,900,000	4,192,525

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	4,915,073
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	9,744,018
Hudson Pacific Properties L.P. 4.650%, 04/01/29	2,400,000	2,050,444
Kilroy Realty L.P. 2.650%, 11/15/33	13,300,000	9,227,750
Life Storage L.P. 2.400%, 10/15/31	13,500,000	10,385,540
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	2,000,000	1,766,503
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	8,200,752
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	12,900,000	9,812,089
Prologis L.P. 2.250%, 01/15/32	13,500,000	10,700,527
Public Storage 3.094%, 09/15/27	15,500,000	14,416,447
Realty Income Corp. 3.875%, 04/15/25	10,700,000	10,482,835
SBA Tower Trust 2.328%, 07/15/52 (144A)	13,000,000	10,881,896
Simon Property Group L.P. 2.750%, 06/01/23	12,390,000	12,266,705
Starwood Property Trust, Inc. 4.375%, 01/15/27 (144A)	13,300,000	11,638,503
Sun Communities Operating L.P. 2.700%, 07/15/31	13,200,000	10,419,027
UDR, Inc. 3.500%, 07/01/27	1,900,000	1,766,266
4.400%, 01/26/29	3,400,000	3,177,791
Welltower, Inc. 4.250%, 04/01/26	1,102,000	1,065,630

		199,468,112

Retail—0.2%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	9,600,000	7,331,452

Savings & Loans—0.1%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	5,390,000	5,319,493

Semiconductors—0.9%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	8,769,000	6,447,550
3.187%, 11/15/36 (144A)	10,800,000	7,757,509
3.500%, 02/15/41 (144A)	13,300,000	9,443,449
4.300%, 11/15/32	14,900,000	13,131,976

		36,780,484

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28	13,800,000	11,374,628

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.6%
Oracle Corp. 3.600%, 04/01/40	6,400,000	$4,695,110
3.600%, 04/01/50	10,600,000	7,136,627
VMware, Inc. 1.400%, 08/15/26	13,500,000	11,768,848

		23,600,585

Telecommunications—0.8%
Level 3 Financing, Inc. 3.875%, 11/15/29 (144A)	12,330,000	9,730,039
Sprint LLC 7.125%, 06/15/24	1,000,000	1,019,540
7.875%, 09/15/23	2,800,000	2,839,161
T-Mobile USA, Inc. 2.550%, 02/15/31	8,900,000	7,270,589
Verizon Communications, Inc. 2.355%, 03/15/32	15,619,000	12,381,214

		33,240,543

Trucking & Leasing—0.3%
DAE Funding LLC 1.625%, 02/15/24 (144A)	11,200,000	10,631,264

Total Corporate Bonds & Notes (Cost $1,362,784,339)		1,194,046,088

Asset-Backed Securities—15.5%

Asset-Backed - Automobile—0.3%
Flagship Credit Auto Trust 4.030%, 12/15/26 (144A)	11,000,000	10,686,819

Asset-Backed - Home Equity—1.3%
Accredited Mortgage Loan Trust 4.969%, 1M LIBOR + 0.290%, 07/25/34 (a)	4,214,054	3,985,299
ACE Securities Corp. Home Equity Loan Trust 4.689%, 1M LIBOR + 0.300%, 04/25/36 (a)	2,298,104	2,205,130
4.689%, 1M LIBOR + 0.300%, 07/25/36 (a)	7,907,549	2,907,445
Asset-Backed Funding Certificates Trust 5.089%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,147,831	1,072,138
5.214%, 1M LIBOR + 0.825%, 07/25/35 (a)	6,240,875	5,630,346
Asset-Backed Securities Corp. Home Equity Loan Trust 4.469%, 1M LIBOR + 0.080%, 05/25/37 (a)	18,721	12,882
Bear Stearns Asset-Backed Securities I Trust 4.432%, 1M LIBOR + 0.690%, 02/25/36 (a)	895,740	890,817
4.639%, 1M LIBOR + 0.250%, 04/25/37 (a)	5,790,414	7,851,036
5.189%, 1M LIBOR + 0.800%, 10/27/32 (a)	8,305	8,081
5.389%, 1M LIBOR + 1.000%, 10/25/37 (a)	91,299	91,129
5.394%, 1M LIBOR + 1.005%, 06/25/35 (a)	4,030,709	3,830,402
Citigroup Mortgage Loan Trust 4.549%, 1M LIBOR + 0.160%, 12/25/36 (144A) (a)	5,763,677	3,202,138
GSAA Home Equity Trust 5.049%, 1M LIBOR + 0.660%, 03/25/35 (a)	75,661	75,117
HSI Asset Securitization Corp. Trust 4.729%, 1M LIBOR + 0.340%, 12/25/36 (a)	8,625,912	2,278,391
IXIS Real Estate Capital Trust 5.334%, 1M LIBOR + 0.945%, 02/25/35 (a)	1,972,785	1,929,789

Asset-Backed - Home Equity—(Continued)
MASTR Asset-Backed Securities Trust 4.489%, 1M LIBOR + 0.100%, 08/25/36 (a)	4,790,097	1,659,279
4.559%, 1M LIBOR + 0.170%, 10/25/36 (a)	676,519	672,237
4.709%, 1M LIBOR + 0.320%, 08/25/36 (a)	3,101,401	1,086,296
Merrill Lynch Mortgage Investors Trust 4.889%, 1M LIBOR + 0.500%, 07/25/37 (a)	8,776,178	2,226,216
Morgan Stanley ABS Capital I, Inc. Trust 4.449%, 1M LIBOR + 0.060%, 05/25/37 (a)	99,733	86,721
NovaStar Mortgage Funding Trust 4.589%, 1M LIBOR + 0.200%, 09/25/37 (a)	3,207,940	3,087,356
Option One Mortgage Corp. Asset-Backed Certificates 5.029%, 1M LIBOR + 0.640%, 08/25/33 (a)	7,770	7,381
Option One Mortgage Loan Trust 4.529%, 1M LIBOR + 0.140%, 01/25/37 (a)	4,315,224	2,861,896
Renaissance Home Equity Loan Trust 3.894%, 1M LIBOR + 0.880%, 08/25/33 (a)	65,452	60,187
Residential Asset Securities Corp. Trust 4.809%, 1M LIBOR + 0.280%, 06/25/36 (a)	551,121	548,487
4.969%, 1M LIBOR + 0.290%, 06/25/33 (a)	522,783	480,615

		48,746,811

Asset-Backed - Other—13.9%
ACAS CLO, Ltd. 5.084%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	24,482,681	24,014,695
Adagio CLO, Ltd. 2.098%, 3M EURIBOR + 0.720%, 10/15/31 (144A) (EUR) (a)	11,000,000	11,435,850
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.169%, 1M LIBOR + 0.780%, 05/25/34 (a)	792,928	781,823
AMMC CLO, Ltd. 4.991%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	6,172,557	6,134,935
Anchorage Capital CLO, Ltd. 5.465%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	12,000,000	11,733,876
Ares European CLO X DAC 2.158%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	11,000,000	11,394,861
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 5.149%, 1M LIBOR + 0.760%, 02/25/36 (a)	3,837,055	2,903,756
BSPDF Issuer, Ltd. 5.518%, 1M LIBOR + 1.200%, 10/15/36 (144A) (a)	12,000,000	11,464,548
Carlyle Global Market Strategies CLO, Ltd. 5.405%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	13,500,000	13,220,455
Catamaran CLO, Ltd. 5.425%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	15,918,343	15,729,774
CWABS Asset-Backed Certificates Trust 4.332%, 10/25/46 (a)	746,110	743,165
4.483%, 10/25/32 (a)	2,319,812	2,230,911
4.529%, 1M LIBOR + 0.140%, 07/25/37 (a)	6,221,122	5,586,002
4.529%, 1M LIBOR + 0.140%, 04/25/47 (a)	1,954,253	1,857,497
4.539%, 1M LIBOR + 0.150%, 09/25/46 (a)	795,886	788,676
4.539%, 1M LIBOR + 0.150%, 06/25/47 (a)	4,636	4,624
4.609%, 1M LIBOR + 0.220%, 09/25/37 (a)	2,387,442	2,446,417
4.669%, 1M LIBOR + 0.280%, 02/25/37 (a)	2,343,289	2,192,431
4.689%, 1M LIBOR + 0.300%, 03/25/47 (a)	518,841	505,193
5.439%, 1M LIBOR + 1.050%, 11/25/35 (a)	551,974	550,028

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dell Equipment Finance Trust 2.110%, 08/23/27 (144A)	5,526,421	$5,453,145
Dryden 80 CLO, Ltd. 5.114%, 3M TSFR + 1.250%, 01/17/33 (144A) (a)	1,400,000	1,353,869
First Franklin Mortgage Loan Trust 4.669%, 1M LIBOR + 0.280%, 12/25/36 (a)	4,719,637	2,013,304
4.699%, 1M LIBOR + 0.310%, 10/25/36 (a)	16,312,000	12,817,537
5.109%, 1M LIBOR + 0.720%, 10/25/35 (a)	269,875	269,004
5.319%, 1M LIBOR + 0.930%, 10/25/34 (a)	5,896,701	5,747,766
5.814%, 1M LIBOR + 1.425%, 10/25/34 (a)	1,855,592	1,821,591
Gallatin CLO, Ltd. 5.328%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	6,950,656	6,898,491
GoodLeap Sustainable Home Solutions Trust 4.000%, 04/20/49 (144A)	10,969,471	8,906,976
GSAMP Trust 4.559%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,373,421	1,166,834
4.974%, 1M LIBOR + 0.585%, 01/25/36 (a)	2,155,407	2,157,429
5.709%, 1M LIBOR + 1.320%, 12/25/34 (a)	4,226,728	3,394,864
Harvest CLO XX 2.136%, 3M EURIBOR + 0.680%, 10/20/31 (144A) (EUR) (a)	10,900,000	11,287,549
Home Equity Loan Trust 4.619%, 1M LIBOR + 0.230%, 04/25/37 (a)	6,196,896	5,946,922
Home Equity Mortgage Loan Asset-Backed Trust 4.609%, 1M LIBOR + 0.220%, 04/25/37 (a)	2,239,843	1,723,691
JFIN CLO, Ltd. 5.736%, 3M LIBOR + 0.990%, 09/20/29 (144A) (a)	10,696,815	10,504,861
KREF, Ltd. 5.771%, 1M TSFR + 1.450%, 02/17/39 (144A) (a)	12,500,000	12,115,350
LCM XIII L.P. 5.097%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	9,494,766	9,389,146
LCM XXV, Ltd. 5.063%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	12,860,769	12,602,627
Long Beach Mortgage Loan Trust 4.709%, 1M LIBOR + 0.320%, 05/25/36 (a)	28,107,241	8,686,183
4.909%, 1M LIBOR + 0.520%, 08/25/45 (a)	509,911	484,259
5.169%, 1M LIBOR + 0.780%, 08/25/35 (a)	9,074,845	8,831,854
Madison Park Funding, Ltd. 5.233%, 3M LIBOR + 0.990%, 04/20/32 (144A) (a)	7,300,000	7,140,444
Marathon CLO, Ltd. 5.229%, 3M LIBOR + 1.150%, 04/15/29 (144A) (a)	8,086,129	7,996,882
5.545%, 3M LIBOR + 0.870%, 11/21/27 (144A) (a)	244,027	243,501
Merrill Lynch First Franklin Mortgage Loan Trust 5.639%, 1M LIBOR + 1.250%, 10/25/37 (a)	9,586,955	8,156,465
MF1 LLC 6.956%, 1M TSFR + 2.635%, 09/17/37 (144A) (a)	10,700,000	10,635,586
MF1, Ltd. 6.150%, 1M TSFR + 1.814%, 11/15/35 (144A) (a)	9,413,632	9,226,436
MidOcean Credit CLO II 5.445%, 3M LIBOR + 1.030%, 01/29/30 (144A) (a)	10,582,718	10,440,179
Morgan Stanley ABS Capital I, Inc. Trust 4.639%, 1M LIBOR + 0.250%, 07/25/36 (a)	2,811,384	2,363,208
4.689%, 1M LIBOR + 0.300%, 06/25/36 (a)	164,583	142,454
5.009%, 1M LIBOR + 0.620%, 12/25/35 (a)	1,144,354	1,103,757
Neuberger Berman CLO XIV, Ltd. 5.404%, 3M LIBOR + 1.030%, 01/28/30 (144A) (a)	12,920,834	12,757,010

Asset-Backed - Other—(Continued)
OSD CLO, Ltd. 4.949%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	13,449,460	13,179,503
OZLM XVI, Ltd. 5.674%, 3M LIBOR + 1.030%, 05/16/30 (144A) (a)	12,580,502	12,373,327
Palmer Square European Loan Funding DAC 2.158%, 3M EURIBOR + 0.780%, 04/15/31 (144A) (EUR) (a)	9,815,363	10,190,920
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.124%, 1M LIBOR + 0.735%, 09/25/35 (a)	5,000,000	4,859,534
5.439%, 1M LIBOR + 1.050%, 10/25/34 (a)	3,702,360	3,616,967
6.189%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,636,570	4,492,101
Regatta XI Funding, Ltd. 5.149%, 3M LIBOR + 1.070%, 07/17/31 (144A) (a)	11,200,000	11,008,536
Saxon Asset Securities Trust 4.789%, 1M LIBOR + 0.400%, 09/25/47 (a)	1,897,472	1,717,882
Sculptor CLO XXV, Ltd. 5.349%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	15,050,000	14,757,819
Securitized Asset Backed Receivables LLC Trust 4.889%, 1M LIBOR + 0.500%, 03/25/36 (a)	14,122,552	8,671,093
4.889%, 1M LIBOR + 0.500%, 05/25/36 (a)	6,779,685	3,633,976
Soundview Home Loan Trust 4.499%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,104,975	589,477
Specialty Underwriting & Residential Finance Trust 4.659%, 1M LIBOR + 0.270%, 04/25/37 (a)	2,739,420	1,963,589
Starwood Commercial Mortgage Trust 5.157%, SOFR30A + 1.350%, 11/15/38 (144A) (a)	13,000,000	12,570,210
5.520%, 1M TSFR + 1.194%, 07/15/38 (144A) (a)	8,758,403	8,668,525
Structured Asset Investment Loan Trust 4.539%, 1M LIBOR + 0.150%, 09/25/36 (a)	1,055,960	1,009,356
5.019%, 1M LIBOR + 0.630%, 11/25/35 (a)	4,753,611	4,575,693
Structured Asset Securities Corp. Mortgage Loan Trust 5.289%, 1M LIBOR + 0.900%, 08/25/37 (a)	91,281	90,202
Sunrun Demeter Issuer Trust 2.270%, 01/30/57 (144A)	12,845,038	10,018,374
Symphony CLO XVII, Ltd. 4.959%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	1,259,004	1,248,383
TCI-Symphony CLO, Ltd. 4.961%, 3M LIBOR + 1.020%, 10/13/32 (144A) (a)	13,000,000	12,719,122
TCW CLO, Ltd. 5.328%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	13,000,000	12,814,035
THL Credit Wind River CLO, Ltd. 5.159%, 3M LIBOR + 1.080%, 04/15/31 (144A) (a)	4,000,000	3,892,892
TICP CLO III-2, Ltd. 5.083%, 3M LIBOR + 0.840%, 04/20/28 (144A) (a)	3,623,147	3,604,771
Toro European CLO 7 DAC 2.572%, 3M EURIBOR + 0.810%, 02/15/34 (144A) (EUR) (a)	15,000,000	15,733,119
U.S. Small Business Administration 6.220%, 12/01/28	490,216	500,940
Venture CLO, Ltd. 4.959%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	10,593,129	10,493,003
5.233%, 3M LIBOR + 0.990%, 07/20/30 (144A) (a)	11,600,000	11,372,501
5.293%, 3M LIBOR + 1.050%, 07/20/30 (144A) (a)	13,390,580	13,108,065

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Wells Fargo Home Equity Asset-Backed Securities Trust 5.109%, 1M LIBOR + 0.720%, 12/25/35 (a)	2,510,079	$2,498,760

		545,471,366

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	1,549,603	1,477,734

Total Asset-Backed Securities (Cost $624,371,918)		606,382,730

Mortgage-Backed Securities—14.8%

Collateralized Mortgage Obligations—8.0%
Adjustable Rate Mortgage Trust 3.611%, 11/25/35 (a)	131,654	100,767
Alternative Loan Trust 0.611%, -1x 1M LIBOR + 5.000%, 05/25/35 (a)(b)	406,283	16,383
3.528%, 12M MTA + 1.480%, 01/25/36 (a)	403,431	365,369
4.909%, 1M LIBOR + 0.520%, 06/25/46 (a)	4,859,474	4,001,686
5.500%, 02/25/36	1,504,036	1,073,510
6.000%, 03/25/35	7,657,639	6,065,403
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	1,774,585	1,646,203
6.000%, 02/25/37	7,832,031	3,532,256
6.000%, 04/25/37	2,574,574	1,211,257
6.000%, 07/25/37	3,816,088	2,012,047
American Home Mortgage Investment Trust 4.749%, 1M LIBOR + 0.360%, 12/25/46 (a)	10,232,250	8,305,154
Banc of America Alternative Loan Trust 10.845%, -4x 1M LIBOR + 28.400%, 11/25/46 (a)	326,405	296,441
Banc of America Funding Trust 3.418%, 05/25/35 (a)	236,738	222,049
3.958%, 02/20/36 (a)	481,947	447,747
4.273%, 01/20/47 (a)	56,741	51,639
Banc of America Mortgage Trust 6.000%, 05/25/37	4,693,718	3,583,535
Bayview MSR Opportunity Master Fund Trust 3.000%, 11/25/51 (144A) (a)	12,434,484	10,394,942
BCAP LLC Trust 4.809%, 1M LIBOR + 0.420%, 05/25/47 (a)	3,991,230	3,575,357
5.250%, 02/26/36 (144A) (a)	1,904,143	834,498
Bear Stearns Adjustable Rate Mortgage Trust 3.250%, 02/25/33 (a)	1,964	1,535
3.857%, 10/25/35 (a)	544,691	513,484
Bear Stearns ALT-A Trust 3.115%, 05/25/35 (a)	393,018	363,693
3.341%, 05/25/36 (a)	1,173,911	672,029
3.586%, 11/25/36 (a)	1,390,814	736,369
3.602%, 11/25/36 (a)	1,545,685	871,749
3.729%, 09/25/35 (a)	401,793	247,425
Bear Stearns Structured Products, Inc. Trust 3.524%, 01/26/36 (a)	407,631	323,760
5.219%, 12/26/46 (a)	366,535	260,814
Chase Mortgage Finance Trust 3.393%, 03/25/37 (a)	529,180	480,358
3.707%, 09/25/36 (a)	974,092	802,119
3.824%, 12/25/35 (a)	301,734	272,191

Collateralized Mortgage Obligations—(Continued)
Chevy Chase Funding LLC Mortgage-Backed Certificate 4.639%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	9,950	8,921
CHL Mortgage Pass-Through Trust 3.501%, 09/20/36 (a)	1,312,060	1,130,108
4.789%, 1M LIBOR + 0.400%, 04/25/46 (a)	1,262,050	1,088,565
5.029%, 1M LIBOR + 0.640%, 03/25/35 (a)	227,653	201,522
5.750%, 06/25/37	955,683	511,130
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	731,549	629,357
Citigroup Mortgage Loan Trust 2.960%, 10/25/46 (a)	550,757	483,371
3.790%, 1Y H15 + 2.150%, 09/25/35 (a)	60,885	58,215
5.410%, 1Y H15 + 2.400%, 10/25/35 (a)	526,372	484,479
6.080%, 1Y H15 + 2.100%, 09/25/35 (a)	334,796	326,036
CitiMortgage Alternative Loan Trust 5.039%, 1M LIBOR + 0.650%, 10/25/36 (a)	4,017,204	3,363,969
Countrywide Home Reperforming Loan REMIC Trust 4.729%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	641,756	603,973
Credit Suisse First Boston Mortgage Securities Corp. 3.792%, 03/25/32 (144A) (a)	23,320	21,151
6.000%, 11/25/35	761,966	564,570
Credit Suisse Mortgage Trust 4.194%, 10/27/36 (144A) (a)	9,378,868	8,305,698
Downey Savings & Loan Association Mortgage Loan Trust 3.728%, 07/19/44 (a)	175,730	156,410
First Horizon Mortgage Pass-Through Trust 3.875%, 08/25/35 (a)	57,505	39,391
GCAT LLC 2.981%, 09/25/25 (144A) (l)	4,261,872	4,114,959
Gemgarto plc 3.999%, 3M SONIA + 0.590%, 12/16/67 (144A) (GBP) (a)	6,464,391	7,694,758
GreenPoint Mortgage Funding Trust 4.829%, 1M LIBOR + 0.440%, 06/25/45 (a)	23,001	20,899
GS Mortgage-Backed Securities Trust 2.500%, 01/25/52 (144A) (a)	12,081,281	9,697,584
2.500%, 06/25/52 (144A) (a)	12,000,967	9,633,116
3.000%, 08/26/52 (144A) (a)	14,330,326	11,932,235
GSR Mortgage Loan Trust 3.161%, 04/25/36 (a)	942,212	648,909
3.767%, 09/25/35 (a)	7,814	7,303
3.796%, 01/25/36 (a)	1,404,995	1,345,613
6.000%, 03/25/32	47	44
HarborView Mortgage Loan Trust 4.779%, 1M LIBOR + 0.440%, 05/19/35 (a)	313,599	277,782
IndyMac ARM Trust 3.544%, 01/25/32 (a)	5,739	5,198
3.686%, 01/25/32 (a)	240	212
IndyMac INDX Mortgage Loan Trust 4.629%, 1M LIBOR + 0.240%, 07/25/36 (a)	2,133,147	1,886,535
4.809%, 1M LIBOR + 0.420%, 05/25/46 (a)	3,399,486	2,950,270
JPMorgan Alternative Loan Trust 4.749%, 1M LIBOR + 0.360%, 05/25/36 (a)	943,010	780,718
JPMorgan Mortgage Trust 3.000%, 03/25/52 (144A) (a)	11,990,713	9,993,983
3.708%, 07/25/35 (a)	179,855	178,978
3.760%, 12/26/37 (144A) (a)	4,923,072	4,170,188
5.750%, 01/25/36	183,604	90,300

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Legacy Mortgage Asset Trust 2.882%, 10/25/59 (144A) (l)	10,516,141	$10,437,793
Lehman Mortgage Trust 4.989%, 1M LIBOR + 0.600%, 08/25/36 (a)	2,906,664	2,131,100
Lehman XS Trust 4.789%, 1M LIBOR + 0.400%, 03/25/47 (a)	10,263,984	8,372,936
MASTR Alternative Loan Trust 4.789%, 1M LIBOR + 0.400%, 03/25/36 (a)	611,761	67,663
6.500%, 02/25/35	2,754,639	2,711,167
MASTR Asset Securitization Trust 6.000%, 06/25/36	165,349	109,466
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (a)	3,700,017	3,474,227
Mill City Mortgage Loan Trust 3.250%, 08/25/59 (144A) (a)	8,400,000	6,964,239
Morgan Stanley Re-REMIC Trust 2.666%, 03/26/37 (144A) (l)	1,375,722	1,282,392
MortgageIT Mortgage Loan Trust 4.849%, 1M LIBOR + 0.460%, 04/25/36 (a)	1,485,874	1,357,128
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (l)	602,480	310,742
OBX Trust 5.039%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	5,963,461	5,608,465
RBSSP Resecuritization Trust 3.806%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	3,290,160	3,162,769
Residential Asset Securitization Trust 6.000%, 06/25/36	2,834,281	1,202,210
Ripon Mortgages plc 4.011%, 3M SONIA + 0.700%, 08/28/56 (144A) (GBP) (a)	16,620,108	19,762,092
4.461%, 3M SONIA + 1.150%, 08/28/56 (144A) (GBP) (a)	5,777,000	6,620,058
4.811%, 3M SONIA + 1.500%, 08/28/56 (144A) (GBP) (a)	13,223,000	14,922,018
Sequoia Mortgage Trust 4.979%, 1M LIBOR + 0.640%, 04/19/27 (a)	141,041	133,024
5.053%, 1M LIBOR + 0.700%, 07/20/33 (a)	71,760	65,047
Structured Adjustable Rate Mortgage Loan Trust 3.565%, 01/25/35 (a)	174,228	171,676
3.678%, 08/25/35 (a)	45,313	38,426
3.745%, 10/25/36 (a)	5,663,151	3,000,072
4.138%, 04/25/35 (a)	1,605,894	1,456,732
Structured Asset Mortgage Investments II Trust 4.839%, 1M LIBOR + 0.500%, 07/19/35 (a)	236,468	210,915
Towd Point Mortgage Funding 3.826%, 3M SONIA + 0.900%, 07/20/45 (144A) (GBP) (a)	9,269,184	11,041,253
4.071%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	13,425,069	16,179,665
4.171%, 3M SONIA + 0.900%, 05/20/45 (GBP) (a)	22,937,769	27,219,903
UWM Mortgage Trust 2.500%, 11/25/51 (144A) (a)	16,899,821	13,565,402
2.500%, 12/25/51 (144A) (a)	12,373,191	9,869,414
WaMu Mortgage Pass-Through Certificates Trust 3.227%, 06/25/37 (a)	3,215,223	2,775,246
3.448%, 12M MTA + 1.400%, 06/25/42 (a)	24,903	22,305

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust 4.889%, 1M LIBOR + 0.500%, 02/25/45 (a)	4,021,462	3,628,221
Wells Fargo Mortgage-Backed Securities Trust 4.073%, 09/25/33 (a)	67,564	64,778

		314,626,763

Commercial Mortgage-Backed Securities—6.8%
1211 Avenue of the Americas Trust 3.901%, 08/10/35 (144A)	12,100,000	11,233,728
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	11,600,000	10,564,467
Arbor Multifamily Mortgage Securities Trust 2.756%, 05/15/53 (144A)	7,500,000	6,385,822
AREIT Trust 5.076%, SOFR30A + 1.250%, 01/16/37 (144A) (a)	12,358,921	11,700,967
5.419%, 1M LIBOR + 1.080%, 11/17/38 (144A) (a)	9,629,884	9,263,105
6.567%, 1M TSFR + 2.242%, 06/17/39 (144A) (a)	11,500,000	11,331,364
Benchmark Mortgage Trust 2.955%, 01/15/55 (a)	12,646,000	11,099,513
3.458%, 03/15/55	13,000,000	11,501,785
4.016%, 03/15/52	13,000,000	12,244,647
4.445%, 05/15/55 (a)	11,000,000	10,510,914
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	11,600,000	10,601,929
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	1,876,515	1,806,695
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	12,550,000	10,698,824
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	794,651
DOLP Trust 2.956%, 05/10/41 (144A)	13,200,000	10,484,006
Extended Stay America Trust 5.398%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,666,691	13,272,396
GCT Commercial Mortgage Trust 5.118%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	4,000,000	3,711,449
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,277,000
GS Mortgage Securities Trust 3.278%, 11/10/49 (a)	1,943,192	1,864,267
3.602%, 10/10/49 (144A) (a)	13,346,000	11,304,637
JPMorgan Chase Commercial Mortgage Securities Trust 5.768%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	6,599,745	6,273,772
LoanCore Issuer, Ltd. 4.722%, 1M TSFR + 0.914%, 07/15/35 (144A) (a)	4,359,447	4,318,994
LUXE Trust 5.368%, 1M LIBOR + 1.050%, 10/15/38 (144A) (a)	4,672,347	4,467,271
Manhattan West Mortgage Trust 2.130%, 09/10/39 (144A)	12,300,000	10,501,852
MF1 Multifamily Housing Mortgage Loan Trust 5.300%, 1M TSFR + 0.964%, 07/15/36 (144A) (a)	6,212,514	6,016,466
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	7,531,710	7,218,278
Morgan Stanley Capital I Trust 2.428%, 04/05/42 (144A) (a)	7,500,000	5,708,200
Natixis Commercial Mortgage Securities Trust 6.159%, 1M TSFR + 1.824%, 03/15/35 (144A) (a)	12,000,000	11,657,989

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
NYO Commercial Mortgage Trust 5.413%, 1M LIBOR + 1.095%, 11/15/38 (144A) (a)	14,000,000	$12,683,688
Ready Capital Mortgage Financing LLC 5.589%, 1M LIBOR + 1.200%, 11/25/36 (144A) (a)	9,628,451	9,219,112
6.875%, 1M TSFR + 2.552%, 10/25/39 (a)	9,286,796	9,235,616

		265,953,404

Total Mortgage-Backed Securities (Cost $658,986,616)		580,580,167

Foreign Government—3.7%

Regional Government—0.4%
Japan Finance Organization for Municipalities 3.375%, 09/27/23 (144A)	14,000,000	13,821,640

Sovereign—3.3%
Chile Government International Bond 4.340%, 03/07/42	12,500,000	10,561,133
Israel Government International Bond 2.750%, 07/03/30	14,500,000	13,155,125
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	4,384,570
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	10,400,007
Peruvian Government International Bonds 5.940%, 02/12/29 (PEN)	23,200,000	5,596,374
6.350%, 08/12/28 (PEN)	65,600,000	16,410,212
6.950%, 08/12/31 (PEN)	7,000,000	1,735,556
8.200%, 08/12/26 (PEN)	24,300,000	6,692,331
Qatar Government International Bond 5.103%, 04/23/48	1,500,000	1,506,198
Republic of South Africa Government Bond 10.500%, 12/21/26 (ZAR)	971,000,000	60,124,423

		130,565,929

Total Foreign Government (Cost $169,604,512)		144,387,569

Municipals—0.7%
City of Chicago General Obligation Unlimited 7.750%, 01/01/42	1,939,000	1,970,769
New York State Urban Development Corp. 1.346%, 03/15/26	8,100,000	7,267,946
Sales Tax Securitization Corp. 3.007%, 01/01/33	10,100,000	8,128,114
3.057%, 01/01/34	2,000,000	1,586,417
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	5,826,840
Tobacco Settlement Finance Authority 1.820%, 06/01/26	2,250,000	1,993,559

Total Municipals (Cost $30,467,670)		26,773,645

Floating Rate Loans (m)—0.3%
Security Description	Principal Amount*	Value

Investment Companies—0.2%
Castlelake L.P. First Lien Term Loan, 2.950%, 3M LIBOR + 2.950%, 05/13/31	7,552,286	6,834,819

Media—0.1%
CSC Holdings LLC Term Loan B5, 6.818%, 1M LIBOR + 2.500%, 04/15/27	5,185,856	4,641,341

Total Floating Rate Loans (Cost $12,713,454)		11,476,160

Short-Term Investments—10.2%

Commercial Paper—2.5%
Consolidated Edison Co. of New York, Inc. 4.800%, 01/20/23 (n)	11,300,000	11,269,316
Crown Castle, Inc. 5.150%, 01/10/23 (n)	5,900,000	5,891,190
Enbridge U.S., Inc. 4.700%, 01/04/23 (n)	9,250,000	9,243,903
Enel Finance America LLC 6.000%, 01/12/23 (n)	7,700,000	7,686,906
McCormick & Co., Inc. 4.750%, 01/27/23 (n)	8,000,000	7,970,768
Mercedes-Benz Finance North America LLC 4.800%, 01/30/23 (n)	8,000,000	7,967,519
Oracle Corp. 4.760%, 01/27/23 (n)	7,900,000	7,871,631
Republic Services, Inc. 4.650%, 01/12/23 (n)	8,000,000	7,986,722
Tampa Electric Co. 4.800%, 01/12/23 (n)	8,000,000	7,986,665
Targa Resources Corp. 5.250%, 01/13/23 (n)	8,000,000	7,986,582
Vodafone Group plc 4.600%, 01/05/23 (n)	8,000,000	7,993,838
Walgreens Boots Alliance, Inc. 4.900%, 01/11/23 (n)	8,000,000	7,987,584

		97,842,624

Federal Agencies—0.5%
Federal Home Loan Banks 4.320%, SOFR + 0.020%, 01/06/23 (a)	8,600,000	8,599,996
4.320%, SOFR + 0.020%, 01/10/23 (a)	9,900,000	9,900,033

		18,500,029

Repurchase Agreements—7.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/22 at 4.270%, due on 01/04/23 with a maturity value of $43,105,112; collateralized by Ginnie Mae II 30 Yr. Pool at 3.000%, maturing 02/20/52, with a market value of $44,020,781.	43,100,000	43,100,000

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc.
Repurchase Agreement dated 12/29/22 at 4.280%, due on 01/03/23 with a maturity value of $3,001,427; collateralized by U.S. Treasury Notes at 0.375%, maturing 01/31/26, with a market value of $3,050,872.	3,000,000	$3,000,000
Repurchase Agreement dated 12/29/22 at 4.290%, due on 01/03/23 with a maturity value of $78,437,371; collateralized by Ginnie Mae II 30 Yr. Pool at 3.000%, maturing 02/20/52, with a market value of $80,467,159.	78,400,000	78,400,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $3,993,249; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $4,072,367.	3,992,451	3,992,451
Goldman Sachs & Co. LLC Repurchase Agreement dated 12/20/22 at 4.220%, due on 01/04/23 with a maturity value of $50,087,917; collateralized by U.S. Treasury Note at 0.375%, maturing 07/31/27, with a market value of $50,597,676.	50,000,000	50,000,000
JPMorgan Securities LLC Repurchase Agreement dated 12/29/22 at 4.350%, due on 01/03/23 with a maturity value of $40,719,672; collateralized by U.S. Treasury Bond at 2.000%, maturing 02/15/50, with a market value of $40,971,016.	40,700,000	40,700,000
Repurchase Agreement dated 12/30/22 at 4.310%, due on 01/04/23 with a maturity value of $63,807,638; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 2.375%, maturity dates ranging from 02/15/50- 05/15/51, a with a market value of $65,335,380.	63,800,000	63,800,000

		282,992,451

Total Short-Term Investments (Cost $399,350,875)		399,335,104

Total Purchased Options—0.0% (o) (Cost $1,721,400)		1,840,290

Total Investments—133.1% (Cost $5,706,868,764)		5,210,616,716
Other assets and liabilities (net)—(33.1)%		(1,295,618,171)

Net Assets — 100.0%		$3,914,998,545

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $1,144,158, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 0.1% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts. As of December 31, 2022, the market value of securities pledged was $11,583,913.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $34,275,805.
(i)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2022, the value of securities pledged amounted to $12,071,868.
(j)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2022, the market value of securities pledged was $5,513,827.
(k)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(n)	The rate shown represents current yield to maturity.
Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $1,327,117,679, which is 33.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	$1,374,548	$1,457,020	$1,144,158

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.000%	TBA	$(34,300,000)	$(27,815,156)	$(27,901,687)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(85,800,000)	(72,103,938)	(72,630,928)

Totals				$(99,919,094)	$(100,532,615)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	131,000,018	JPMC	01/04/23	USD	24,721,182	$90,602
BRL	131,000,018	GSBU	04/04/23	USD	24,149,917	236,471
CLP	6,441,253,715	BNP	02/02/23	USD	6,688,737	885,898
CLP	6,657,044,976	BNP	03/23/23	USD	6,893,849	872,464
CNY	405,872	JPMC	01/19/23	USD	58,315	137
CNY	724,530	JPMC	03/14/23	USD	104,731	63
EUR	1,263,000	BBP	02/16/23	USD	1,308,646	47,226
EUR	1,156,000	CBNA	02/16/23	USD	1,232,900	8,104
EUR	1,159,000	CBNA	02/16/23	USD	1,199,499	44,726
EUR	1,144,000	JPMC	02/16/23	USD	1,220,089	8,033
EUR	1,256,000	JPMC	02/16/23	USD	1,338,958	9,400
GBP	1,503,000	BBP	02/16/23	USD	1,838,346	(19,299)
GBP	1,578,000	CBNA	02/16/23	USD	1,897,764	12,054
GBP	922,000	JPMC	02/16/23	USD	1,120,526	(4,651)
GBP	857,000	SG	02/16/23	USD	1,017,930	19,278
JPY	259,900,000	BNP	02/16/23	USD	1,889,493	101,887
JPY	150,500,000	JPMC	02/16/23	USD	1,131,391	21,755
JPY	506,300,000	UBSA	02/16/23	USD	3,869,913	9,407
MXN	474,817,000	BNP	03/21/23	USD	23,559,251	470,566
MYR	1,437,265	BBP	01/18/23	USD	305,781	20,690
PEN	2,831,772	CBNA	03/14/23	USD	721,930	19,017
PEN	10,016,767	CBNA	04/10/23	USD	2,504,192	111,106
ZAR	50,978,000	GSBU	01/09/23	USD	2,930,175	68,840

Contracts to Deliver
AUD	2,623,000	JPMC	01/10/23	USD	1,786,563	252
BRL	131,000,018	GSBU	01/04/23	USD	24,580,170	(231,614)
BRL	12,479,491	CBNA	02/02/23	USD	2,312,344	(38,430)
CAD	485,000	UBSA	01/10/23	USD	361,555	3,345
CLP	13,089,876,517	GSBU	03/15/23	USD	14,368,690	(924,017)
DKK	75,551,067	DBAG	01/10/23	USD	10,648,405	(232,363)
EUR	74,270,724	BNP	02/16/23	USD	77,013,935	(2,718,147)
EUR	992,000	BNP	02/16/23	USD	1,061,357	(3,588)
EUR	959,000	BBP	02/16/23	USD	1,002,858	(26,660)
EUR	813,000	JPMC	02/16/23	USD	851,166	(21,616)
GBP	258,000	JPMC	02/16/23	USD	306,041	(6,211)
GBP	99,940,000	SG	02/16/23	USD	117,845,031	(3,110,101)
JPY	697,000,000	CBNA	02/16/23	USD	5,018,810	(321,672)
KRW	166,812,292	CBNA	01/19/23	USD	126,440	(5,514)
MXN	173,937,357	JPMC	02/21/23	USD	8,484,252	(364,733)
MXN	306,679,000	CBNA	03/21/23	USD	15,632,335	111,744
NZD	1,606,000	CBNA	01/10/23	USD	1,021,171	1,453
NZD	483,000	CBNA	01/10/23	USD	307,413	736
PEN	21,528,747	CBNA	02/01/23	USD	5,398,382	(255,344)
PEN	7,332,581	CBNA	02/01/23	USD	1,844,814	(80,816)
PEN	43,078,227	CBNA	02/06/23	USD	10,733,332	(573,883)
PEN	13,145,475	CBNA	02/10/23	USD	3,333,877	(115,332)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
PEN	46,639,618	GSBU	05/10/23	USD	11,721,442	$(430,132)
ZAR	118,195,995	SG	01/09/23	USD	6,662,567	(290,854)
ZAR	77,380,085	GSBU	01/20/23	USD	4,328,641	(219,262)
ZAR	254,752,096	CBNA	01/25/23	USD	14,540,064	(426,073)
ZAR	66,530,569	DBAG	02/13/23	USD	3,983,747	81,633
ZAR	74,338,616	SG	02/17/23	USD	4,226,096	(132,495)
ZAR	151,336,569	UBSA	03/27/23	USD	8,467,092	(377,843)
ZAR	120,042,698	CBNA	04/13/23	USD	6,482,629	(523,606)
ZAR	116,930,413	GSBU	05/12/23	USD	6,996,961	188,230
ZAR	93,920,790	UBSA	09/12/23	USD	5,357,015	(59,117)

Net Unrealized Depreciation						$(8,068,256)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	03/08/23	162	EUR	18,751,500	$(739,573)
U.S. Treasury Long Bond Futures	03/22/23	233	USD	29,205,094	(264,276)
U.S. Treasury Note 10 Year Futures	03/22/23	850	USD	95,452,344	(737,258)
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	415	USD	49,086,719	(68,654)
U.S. Treasury Ultra Long Bond Futures	03/22/23	109	USD	14,640,063	(154,293)

Futures Contracts—Short
Euro-BTP Futures	03/08/23	(2)	EUR	(217,840)	17,296
Euro-Bund Futures	03/08/23	(755)	EUR	(100,362,150)	6,807,068
Euro-Buxl 30 Year Bond Futures	03/08/23	(46)	EUR	(6,221,040)	1,210,374
Euro-OAT Futures	03/08/23	(434)	EUR	(55,248,200)	4,403,278
Japanese Government 10 Year Bond Futures	03/13/23	(194)	JPY	(28,219,240,000)	3,946,115
U.S. Treasury Note 5 Year Futures	03/31/23	(675)	USD	(72,852,539)	204,773

Net Unrealized Appreciation					$14,624,850

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 1 Yr. IRS	3.750%	MSCS	12M SOFR	Receive	09/11/23	226,500,000	USD	226,500,000	$1,721,400	$1,840,290	$118,890

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	3.225%	GSBU	12M SOFR	Receive	10/23/23	(1,500,000)	USD	(1,500,000)	$(10,406)	$(2,367)	$8,039
Call - OTC - 1 Yr. IRS	3.140%	GSBU	12M SOFR	Receive	10/23/23	(6,400,000)	USD	(6,400,000)	(44,960)	(9,160)	35,800
Call - OTC - 1 Yr. IRS	2.150%	GSBU	12M SOFR	Receive	11/20/23	(15,600,000)	USD	(15,600,000)	(54,405)	(9,804)	44,601
Call - OTC - 1 Yr. IRS	3.190%	GSBU	12M SOFR	Receive	10/23/23	(14,100,000)	USD	(14,100,000)	(97,995)	(21,374)	76,621
Call - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Receive	04/02/24	(34,500,000)	USD	(34,500,000)	(270,609)	(432,313)	(161,704)
Call - OTC - 10 Yr. IRS	2.547%	GSBU	6M EURIBOR	Receive	03/07/23	(7,100,000)	EUR	(7,100,000)	(156,152)	(15,893)	140,259
Call - OTC - 10 Yr. IRS	2.067%	GSBU	6M EURIBOR	Receive	06/09/23	(8,800,000)	EUR	(8,800,000)	(103,034)	(22,400)	80,634

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 1 Yr. IRS	3.225%	GSBU	12M SOFR	Pay	10/23/23	(1,500,000)	USD	(1,500,000)	$(10,406)	$(16,729)	$(6,323)
Put - OTC - 1 Yr. IRS	3.140%	GSBU	12M SOFR	Pay	10/23/23	(6,400,000)	USD	(6,400,000)	(44,960)	(75,533)	(30,573)
Put - OTC - 1 Yr. IRS	3.650%	GSBU	12M SOFR	Pay	11/20/23	(15,600,000)	USD	(15,600,000)	(54,405)	(120,884)	(66,479)
Put - OTC - 1 Yr. IRS	3.190%	GSBU	12M SOFR	Pay	10/23/23	(14,100,000)	USD	(14,100,000)	(97,995)	(160,999)	(63,004)
Put - OTC - 1 Yr. IRS	4.715%	MSCS	12M SOFR	Pay	09/11/23	(226,500,000)	USD	(226,500,000)	(634,200)	(672,207)	(38,007)
Put - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Pay	04/02/24	(34,500,000)	USD	(34,500,000)	(270,609)	(760,652)	(490,043)
Put - OTC - 1 Yr. IRS	4.233%	MSCS	12M SOFR	Pay	09/11/23	(226,500,000)	USD	(226,500,000)	(1,087,200)	(1,166,045)	(78,845)
Put - OTC - 10 Yr. IRS	3.140%	GSBU	6M EURIBOR	Pay	06/09/23	(8,800,000)	EUR	(8,800,000)	(121,478)	(286,693)	(165,215)
Put - OTC - 10 Yr. IRS	2.547%	GSBU	6M EURIBOR	Pay	03/07/23	(7,100,000)	EUR	(7,100,000)	(156,152)	(446,724)	(290,572)

Totals									$(3,214,966)	$(4,219,777)	$(1,004,811)

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Yr. CDS	3.000%	GSI	ITRX.EUR.37.V1	Sell	03/15/23	(6,200,000)	EUR	(6,200,000)	$(10,976)	$(338)	$10,638

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - SOFR 3 Month Interest Rate Futures	USD	98.000	12/15/23	(76)	USD	(190,000)	$(61,688)	$(9,500)	$52,188
Put - Eurodollar 3 Month Interest Rate Futures	USD	96.500	12/18/23	(1,192)	USD	(2,980,000)	(1,218,019)	(4,201,800)	(2,983,781)
Put - SOFR 3 Month Interest Rate Futures	USD	96.500	12/15/23	(76)	USD	(190,000)	(71,088)	(227,525)	(156,437)

Totals							$(1,350,795)	$(4,438,825)	$(3,088,030)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M FEDL	Monthly	09/13/23	JPMC	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD	126,516,000	$—	$—	$—

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	10.120%	Maturity	01/04/27	BRL	25,600,000	$(349,151)	$—	$(349,151)
Pay	1 Day CDI	Maturity	10.206%	Maturity	01/04/27	BRL	104,900,000	(1,375,227)	—	(1,375,227)
Pay	1 Day CDI	Maturity	10.665%	Maturity	01/02/24	BRL	39,850,000	(268,870)	—	(268,870)
Pay	1 Day CDI	Maturity	10.755%	Maturity	01/02/24	BRL	247,900,000	(1,600,620)	—	(1,600,620)
Pay	1 Day CDI	Maturity	10.833%	Maturity	01/02/24	BRL	49,801,000	(310,065)	—	(310,065)
Pay	1 Day CDI	Maturity	10.990%	Maturity	01/04/27	BRL	42,600,000	(368,732)	(12,725)	(356,007)
Pay	1 Day CDI	Maturity	10.995%	Maturity	01/02/24	BRL	238,800,000	(1,351,352)	—	(1,351,352)
Pay	1 Day CDI	Maturity	11.165%	Maturity	01/02/25	BRL	28,700,000	(175,096)	—	(175,096)
Pay	1 Day CDI	Maturity	11.180%	Maturity	01/02/25	BRL	42,900,000	(259,205)	—	(259,205)
Pay	1 Day CDI	Maturity	11.320%	Maturity	01/02/25	BRL	72,900,000	(400,686)	—	(400,686)
Pay	1 Day CDI	Maturity	11.350%	Maturity	01/02/25	BRL	71,700,000	(385,690)	—	(385,690)
Pay	1 Day CDI	Maturity	11.371%	Maturity	01/02/25	BRL	157,900,000	(836,687)	—	(836,687)
Pay	1 Day CDI	Maturity	12.005%	Maturity	01/02/25	BRL	218,800,000	(565,994)	—	(565,994)
Pay	1 Day CDI	Maturity	12.070%	Maturity	01/02/25	BRL	259,900,000	(682,913)	—	(682,913)
Pay	1 Day CDI	Maturity	12.195%	Maturity	01/02/25	BRL	70,100,000	(147,892)	—	(147,892)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	12.275%	Maturity	01/02/25	BRL	32,600,000	$(59,902)	$—	$(59,902)
Pay	1 Day CDI	Maturity	12.590%	Maturity	01/02/25	BRL	54,600,000	(41,669)	—	(41,669)
Pay	1 Day CDI	Maturity	12.980%	Maturity	01/04/27	BRL	67,200,000	138,940	—	138,940
Pay	1 Day CDI	Maturity	12.990%	Maturity	01/04/27	BRL	33,600,000	70,923	—	70,923
Pay	1 Day CDI	Maturity	13.024%	Maturity	01/04/27	BRL	33,600,000	75,860	—	75,860
Pay	12M SOFR	Annually	1.573%	Annually	02/28/27	USD	6,100,000	(526,662)	—	(526,662)
Pay	12M SOFR	Annually	1.635%	Annually	04/18/27	USD	30,000,000	(2,578,149)	—	(2,578,149)
Pay	12M SOFR	Annually	1.690%	Annually	04/19/27	USD	30,000,000	(2,513,640)	—	(2,513,640)
Pay	12M SOFR	Annually	1.765%	Annually	03/16/32	USD	18,300,000	(2,560,375)	—	(2,560,375)
Pay	12M SOFR	Annually	1.783%	Annually	04/22/27	USD	22,900,000	(1,838,247)	—	(1,838,247)
Pay	12M SOFR	Annually	2.150%	Annually	06/15/27	USD	86,400,000	(5,807,540)	—	(5,807,540)
Pay	12M SOFR	Annually	2.850%	Annually	08/29/27	USD	16,900,000	(668,241)	—	(668,241)
Pay	12M SOFR	Annually	3.050%	Annually	09/08/29	USD	7,300,000	(254,052)	—	(254,052)
Pay	12M TONA	Annually	0.000%	Annually	03/17/24	JPY	10,670,000,000	(131,374)	80,211	(211,585)
Pay	3M NZDBB	Quarterly	3.750%	Semi-Annually	06/15/27	NZD	41,800,000	(1,223,299)	(527,108)	(696,191)
Pay	3M NZDBB	Quarterly	4.000%	Semi-Annually	06/14/24	NZD	112,100,000	(1,095,612)	(296,654)	(798,958)
Pay	3M NZDBB	Quarterly	4.250%	Semi-Annually	12/21/27	NZD	2,900,000	(49,731)	1,959	(51,690)
Pay	6M EURIBOR	Annually	0.550%	Annually	08/10/24	EUR	5,000,000	(228,476)	—	(228,476)
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	27,000,000	(2,925,824)	—	(2,925,824)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	23,700,000	(2,265,951)	(1,331)	(2,264,620)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	9,200,000	(881,079)	(388,005)	(493,074)
Pay	6M EURIBOR	Semi-Annually	1.580%	Annually	05/24/24	EUR	265,900,000	(5,793,695)	(347,436)	(5,446,259)
Pay	6M EURIBOR	Semi-Annually	1.750%	Annually	03/15/33	EUR	124,100,000	(16,538,594)	(1,270,742)	(15,267,852)
Pay	6M TONA	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	8,640,000,000	(1,114,411)	1,818,034	(2,932,445)
Receive	1 Day CDI	Maturity	11.587%	Maturity	01/02/25	BRL	213,300,000	735,855	—	735,855
Receive	1 Day CDI	Maturity	11.663%	Maturity	01/02/25	BRL	218,300,000	663,717	—	663,717
Receive	1 Day CDI	Maturity	11.692%	Maturity	01/02/25	BRL	134,700,000	399,522	—	399,522
Receive	1 Day CDI	Maturity	11.900%	Maturity	01/02/24	BRL	62,400,000	229,866	—	229,866
Receive	1 Day CDI	Maturity	11.910%	Maturity	01/02/24	BRL	62,200,000	227,452	—	227,452
Receive	1 Day CDI	Maturity	11.920%	Maturity	01/02/24	BRL	41,600,000	151,002	—	151,002
Receive	1 Day CDI	Maturity	12.015%	Maturity	01/02/24	BRL	104,700,000	353,045	—	353,045
Receive	1 Day CDI	Maturity	12.020%	Maturity	01/02/24	BRL	103,900,000	348,948	—	348,948
Receive	1 Day CDI	Maturity	12.030%	Maturity	01/02/24	BRL	221,100,000	736,097	—	736,097
Receive	1 Day CDI	Maturity	12.765%	Maturity	01/02/24	BRL	247,900,000	309,939	—	309,939
Receive	1 Day CDI	Maturity	12.835%	Maturity	01/02/24	BRL	242,200,000	267,987	—	267,987
Receive	1 Day CDI	Maturity	12.958%	Maturity	01/02/24	BRL	485,000,000	400,921	—	400,921
Receive	1 Day CDI	Maturity	7.900%	Maturity	01/02/24	BRL	9,400,000	136,615	64,238	72,377
Receive	12M SOFR	Annually	1.750%	Annually	06/15/32	USD	74,900,000	10,590,524	10,924,276	(333,752)
Receive	12M SOFR	Annually	1.750%	Annually	12/21/52	USD	62,900,000	16,871,097	11,733,412	5,137,685
Receive	12M SOFR	Annually	4.270%	Annually	09/13/24	USD	49,800,000	65,980	—	65,980
Receive	12M SONIA	Annually	0.900%	Annually	03/15/52	GBP	8,400,000	4,665,254	133	4,665,121
Receive	12M SONIA	Annually	2.000%	Annually	03/15/53	GBP	800,000	253,327	249,314	4,013
Receive	12M TONA	Annually	0.500%	Annually	03/15/42	JPY	5,085,000,000	5,016,940	1,402,658	3,614,282
Receive	12M TONA	Annually	0.662%	Annually	04/19/42	JPY	285,000,000	221,693	—	221,693
Receive	12M TONA	Annually	0.800%	Annually	06/15/52	JPY	5,040,000,000	5,166,100	35,162	5,130,938
Receive	6M TONA	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	403,442	(619,601)	1,023,043
Receive	6M TONA	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	252,565	(413,967)	666,532

Totals								$(9,421,092)	$22,431,828	$(31,852,920)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	3.938%	USD	4,059,000	$(111,895)	$(216,486)	$104,591
CDX.NA.HY.36 V1	(5.000%)	Quarterly	06/20/26	4.013%	USD	7,722,000	(225,567)	(494,432)	268,865
CDX.NA.IG.39.V1	(1.000%)	Quarterly	12/20/27	0.819%	USD	77,100,000	(616,492)	(479,815)	(136,677)
ITRX.EUR.38.V1	(1.000%)	Quarterly	12/20/27	0.902%	EUR	17,900,000	(84,998)	154,193	(239,191)

Totals							$(1,038,952)	$(1,036,540)	$(2,412)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc 1.500%, due 04/04/17	1.000%	Quarterly	12/20/23	0.745%	EUR	3,800,000	$9,986	$4,249	$5,737
Boeing Co. 2.600%, due 10/30/25	1.000%	Quarterly	12/20/27	1.407%	USD	3,400,000	(59,588)	(143,503)	83,915
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.443%	USD	4,800,000	25,541	22,783	2,758
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.490%	USD	2,900,000	21,115	17,040	4,075
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/26	0.783%	USD	4,700,000	32,590	34,186	(1,596)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/26	0.870%	USD	500,000	2,330	4,395	(2,065)
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	1.741%	EUR	6,200,000	(70,151)	(194,341)	124,190
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	2.036%	EUR	5,000,000	(103,871)	(221,403)	117,532
Stellantis NV 5.250%, due 04/15/23	5.000%	Quarterly	12/20/26	1.478%	EUR	3,200,000	435,527	556,156	(120,629)
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	12/20/27	1.123%	USD	6,600,000	(35,363)	(113,970)	78,607

Totals							$258,116	$(34,408)	$292,524

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	BBP	2.315%	USD	2,400,000	$(111,157)	$(89,993)	$(21,164)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	CBNA	2.315%	USD	1,700,000	(78,736)	(67,870)	(10,866)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	JPMC	2.315%	USD	3,200,000	(148,209)	(65,925)	(82,284)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	BNP	2.538%	USD	2,400,000	(143,679)	(98,114)	(45,565)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2022(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	CBNA	2.538%	USD	400,000	$(23,947)	$(12,359)	$(11,588)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	GSI	2.538%	USD	3,200,000	(191,572)	(100,964)	(90,608)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	JPMC	2.538%	USD	1,300,000	(77,826)	(42,887)	(34,939)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	BNP	2.715%	USD	500,000	(36,432)	(42,567)	6,135
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	GSI	2.715%	USD	1,400,000	(102,009)	(119,162)	17,153
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.159%	USD	14,280,000	(32,348)	(166,980)	134,632
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	CBNA	2.095%	USD	3,100,000	(120,265)	(121,040)	775
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	MSCS	2.095%	USD	36,100,000	(1,400,510)	(1,390,235)	(10,275)

Totals								$(2,466,690)	$(2,318,096)	$(148,594)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(ECOFC)—	Enterprise 11th District COFI Replacement Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(NZDBB)—	New Zealand Dollar Bank Bill Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage-Backed	$—	$1,465,532,397	$5,400,990	$1,470,933,387
U.S. Treasury	—	774,861,576	—	774,861,576
Total U.S. Treasury & Government Agencies	—	2,240,393,973	5,400,990	2,245,794,963
Total Corporate Bonds & Notes*	—	1,194,046,088	—	1,194,046,088
Total Asset-Backed Securities*	—	606,382,730	—	606,382,730
Total Mortgage-Backed Securities*	—	580,580,167	—	580,580,167
Total Foreign Government*	—	144,387,569	—	144,387,569
Total Municipals*	—	26,773,645	—	26,773,645
Total Floating Rate Loans*	—	11,476,160	—	11,476,160
Total Short-Term Investments*	—	399,335,104	—	399,335,104
Total Purchased Options at Value	—	1,840,290	—	1,840,290
Total Investments	$—	$5,205,215,726	$5,400,990	$5,210,616,716

TBA Forward Sales Commitments	$—	$(100,532,615)	$—	$(100,532,615)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,445,117	$—	$3,445,117
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,513,373)	—	(11,513,373)
Total Forward Contracts	$—	$(8,068,256)	$—	$(8,068,256)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,588,904	$—	$—	$16,588,904
Futures Contracts (Unrealized Depreciation)	(1,964,054)	—	—	(1,964,054)
Total Futures Contracts	$14,624,850	$—	$—	$14,624,850

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Written Options
Credit Default Swaptions at Value	$—	$(338)	$—	$(338)
Interest Rate Swaptions at Value	—	(4,219,777)	—	(4,219,777)
Options on Exchange-Traded Futures Contracts at Value	(4,438,825)	—	—	(4,438,825)
Total Written Options	$(4,438,825)	$(4,220,115)	$—	$(8,658,940)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$26,502,008	$—	$26,502,008
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(58,064,816)	—	(58,064,816)
Total Centrally Cleared Swap Contracts	$—	$(31,562,808)	$—	$(31,562,808)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	—	(2,466,690)	—	(2,466,690)
Total OTC Swap Contracts	$—	$(2,466,690)	$—	$(2,466,690)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2022, transfers out of Level 3 in the amount of $21,539,263 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be a significant observable input.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as December 31, 2021	Realized Gain (Loss)	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Transfer Out	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2022
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$—	$5,394,030	$—	$6,960	—	$5,400,990	$6,960
Mortgage-Backed Securities
Collateralized Mortgage Obligations	13,260,674	—	—	—	—	(13,260,674)	—	—
Preferred Stocks
Wireless Telecommunication Services	42,858,168	(3,151,159)	—	(41,317,861)	1,610,852	—	—	—
Floating Rate Loans
Investment Companies	8,279,263	—	—	—	—	(8,279,263)	—	—

	$64,398,105	$(3,151,159)	$5,394,030	$(41,317,861)	$1,617,812	$(21,539,937)	$5,400,990	$6,960

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)	$5,210,616,716
Cash	31,071
Cash denominated in foreign currencies (b)	6,187,363
Cash collateral (c)	33,058,000
Unrealized appreciation on forward foreign currency exchange contracts	3,445,117
Receivable for:
OTC swap contracts sold	2,796,001
TBA securities sold (d)	1,908,908,631
Premiums on written options	541,219
Fund shares sold	1,771,496
Interest	27,128,046
Variation margin on futures contracts	3,172,008
Interest on OTC swap contracts	416,682
Prepaid expenses	16,025

Total Assets	7,198,088,375
Liabilities
Written options at value (e)	8,658,940
TBA Forward sales commitments, at value	100,532,615
OTC swap contracts at market value (f)	2,466,690
Cash collateral (g)	18,689,000
Unrealized depreciation on forward foreign currency exchange contracts	11,513,373
Payables for:
Investments purchased	112,294,030
TBA securities purchased (d)	3,025,123,502
Fund shares redeemed	1,001,460
Variation margin on centrally cleared swap contracts	109,083
Accrued Expenses:
Management fees	1,514,897
Distribution and service fees	441,574
Deferred trustees’ fees	163,276
Other expenses	581,390

Total Liabilities	3,283,089,830

Net Assets	$3,914,998,545

Net Assets Consist of:
Paid in surplus	$4,679,684,895
Distributable earnings (Accumulated losses)	(764,686,350)

Net Assets	$3,914,998,545

Net Assets
Class A	$1,857,100,644
Class B	2,038,455,068
Class E	19,442,833
Capital Shares Outstanding*
Class A	192,706,725
Class B	215,927,378
Class E	2,034,468
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.64
Class B	9.44
Class E	9.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,706,868,764.
(b)	Identified cost of cash denominated in foreign currencies was $6,129,913.
(c)	Includes collateral of $16,092,000 for futures contracts and $16,966,000 for centrally cleared swap contracts.
(d)	Included within TBA securities sold is $192,086,345 related to TBA forward sale commitments and included within TBA securities purchased is $91,562,897 related to TBA forward sale commitments.
(e)	Premiums received on written options were $4,576,737.
(f)	Net premium received on OTC swap contracts was $2,318,096.
(g)	Includes collateral of $1,828,000 for OTC swap contracts and forward foreign currency exchange contracts, and $16,861,000 for TBAs.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$2,728,171
Interest	138,256,283

Total investment income	140,984,454
Expenses
Management fees	21,247,980
Administration fees	182,243
Custodian and accounting fees	581,642
Distribution and service fees—Class B	5,726,090
Distribution and service fees—Class E	47,519
Interest expense	263,699
Audit and tax services	124,023
Legal	49,482
Trustees’ fees and expenses	9,574
Shareholder reporting	145,017
Insurance	37,538
Miscellaneous	36,516

Total expenses	28,451,323
Less management fee waiver	(1,617,073)

Net expenses	26,834,250

Net Investment Income	114,150,204

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(192,233,060)
Futures contracts	(36,343,906)
Written options	1,748,497
Swap contracts	(21,025,813)
Foreign currency transactions	2,195,620
Forward foreign currency transactions	18,328,514

Net realized gain (loss)	(227,330,148)

Net change in unrealized appreciation (depreciation) on:
Investments	(588,820,568)
Purchased options	1,006,596
Futures contracts	10,478,721
Written options	(4,887,932)
Swap contracts	(27,816,745)
Foreign currency transactions	(96,267)
Forward foreign currency transactions	(7,793,040)

Net change in unrealized appreciation (depreciation)	(617,929,235)

Net realized and unrealized gain (loss)	(845,259,383)

Net Increase (Decrease) in Net Assets From Operations	$(731,109,179)

(a)	Net of foreign withholding taxes of $22,035.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$114,150,204	$102,950,668
Net realized gain (loss)	(227,330,148)	1,424,761
Net change in unrealized appreciation (depreciation)	(617,929,235)	(169,347,248)

Increase (decrease) in net assets from operations	(731,109,179)	(64,971,819)

From Distributions to Shareholders
Class A	(66,219,580)	(154,457,677)
Class B	(67,116,890)	(168,855,624)
Class E	(627,519)	(2,050,738)

Total distributions	(133,963,989)	(325,364,039)

Increase (decrease) in net assets from capital share transactions	(523,548,780)	468,596,495

Total increase (decrease) in net assets	(1,388,621,948)	78,260,637

Net Assets
Beginning of period	5,303,620,493	5,225,359,856

End of period	$3,914,998,545	$5,303,620,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	783,465	$8,063,608	14,312,843	$176,734,373
Reinvestments	6,729,632	66,219,580	13,372,959	154,457,677
Redemptions	(28,749,544)	(295,964,474)	(7,257,444)	(85,698,896)

Net increase (decrease)	(21,236,447)	$(221,681,286)	20,428,358	$245,493,154

Class B
Sales	5,350,884	$53,955,648	22,311,494	$265,551,196
Reinvestments	6,955,118	67,116,890	14,903,409	168,855,624
Redemptions	(36,740,156)	(372,231,128)	(21,903,688)	(255,481,991)

Net increase (decrease)	(24,434,154)	$(251,158,590)	15,311,215	$178,924,829

Class E
Sales	33,221	$334,828	3,973,314	$45,857,464
Reinvestments	64,229	627,519	179,103	2,050,738
Redemptions	(4,768,591)	(51,671,251)	(315,329)	(3,729,690)

Net increase (decrease)	(4,671,141)	$(50,708,904)	3,837,088	$44,178,512

Increase (decrease) derived from capital shares transactions		$(523,548,780)		$468,596,495

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.63	$12.53	$12.00	$11.39	$11.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.25	0.29	0.35	0.29
Net realized and unrealized gain (loss)	(1.94)	(0.39)	0.75	0.63	(0.29)

Total income (loss) from investment operations	(1.66)	(0.14)	1.04	0.98	0.00

Less Distributions
Distributions from net investment income	(0.33)	(0.25)	(0.51)	(0.37)	(0.18)
Distributions from net realized capital gains	0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.33)	(0.76)	(0.51)	(0.37)	(0.18)

Net Asset Value, End of Period	$9.64	$11.63	$12.53	$12.00	$11.39

Total Return (%) (b)	(14.34)	(1.13)	8.82	8.69	0.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.50	0.59	0.86	0.74
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.50	0.51	0.51	0.51
Net ratio of expenses to average net assets (%)(c) (d)	0.48	0.46	0.55	0.82	0.70
Net ratio of expenses to average net assets excluding interest expense (%)(c) (d)	0.47	0.46	0.47	0.46	0.47
Ratio of net investment income (loss) to average net assets (%)	2.72	2.06	2.38	2.99	2.53
Portfolio turnover rate (%)	423 (e)	326 (e)	504 (e)	582 (e)	608 (e)
Net assets, end of period (in millions)	$1,857.1	$2,488.0	$2,424.1	$2,522.9	$2,560.0

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.39	$12.29	$11.78	$11.18	$11.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.21	0.26	0.32	0.25
Net realized and unrealized gain (loss)	(1.90)	(0.38)	0.73	0.62	(0.28)

Total income (loss) from investment operations	(1.65)	(0.17)	0.99	0.94	(0.03)

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.48)	(0.34)	(0.15)
Distributions from net realized capital gains	0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.30)	(0.73)	(0.48)	(0.34)	(0.15)

Net Asset Value, End of Period	$9.44	$11.39	$12.29	$11.78	$11.18

Total Return (%) (b)	(14.56)	(1.39)	8.51	8.46	(0.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.75	0.84	1.11	0.99
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.75	0.76	0.76	0.76
Net ratio of expenses to average net assets (%)(c) (d)	0.73	0.71	0.80	1.07	0.95
Net ratio of expenses to average net assets excluding interest expense (%)(c) (d)	0.72	0.71	0.72	0.71	0.72
Ratio of net investment income (loss) to average net assets (%)	2.47	1.81	2.13	2.74	2.28
Portfolio turnover rate (%)	423 (e)	326 (e)	504 (e)	582 (e)	608 (e)
Net assets, end of period (in millions)	$2,038.5	$2,738.3	$2,765.6	$2,657.6	$2,723.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.52	$12.42	$11.90	$11.29	$11.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.23	0.27	0.33	0.27
Net realized and unrealized gain (loss)	(1.91)	(0.39)	0.74	0.63	(0.29)

Total income (loss) from investment operations	(1.66)	(0.16)	1.01	0.96	(0.02)

Less Distributions
Distributions from net investment income	(0.30)	(0.23)	(0.49)	(0.35)	(0.16)
Distributions from net realized capital gains	0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.30)	(0.74)	(0.49)	(0.35)	(0.16)

Net Asset Value, End of Period	$9.56	$11.52	$12.42	$11.90	$11.29

Total Return (%) (b)	(14.45)	(1.30)	8.63	8.59	(0.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.65	0.74	1.01	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.65	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (c )(d)	0.63	0.61	0.70	0.97	0.85
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.62	0.61	0.62	0.61	0.62
Ratio of net investment income (loss) to average net assets (%)	2.39	1.92	2.23	2.84	2.38
Portfolio turnover rate (%)	423 (e)	326 (e)	504 (e)	582 (e)	608 (e)
Net assets, end of period (in millions)	$19.4	$77.2	$35.6	$35.2	$35.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2022, 2021, 2020, 2019 and 2018 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 23%, 28%, 34%, 26%, and 53% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses

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Notes to Financial Statements—December 31, 2022—(Continued)

are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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Notes to Financial Statements—December 31, 2022—(Continued)

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

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Notes to Financial Statements—December 31, 2022—(Continued)

security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $282,992,451, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Portfolio had an outstanding reverse repurchase agreement balance for 1 day. The average amount of borrowings was $2,843,750 and the annualized weighted average interest rate was 3.903% during the 1 day period. There were no outstanding reverse repurchase agreements as of December 31, 2022.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2022, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2022 the Portfolio had an outstanding secured borrowing transaction balance for 2 days. For the year ended December 31, 2022, the Portfolio’s average amount of borrowings was $2,231,603 and the weighted average interest rate was 4.121% during the 2 day period. There were no outstanding borrowings as of December 31, 2022.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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Notes to Financial Statements—December 31, 2022—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Notes to Financial Statements—December 31, 2022—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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Notes to Financial Statements—December 31, 2022—(Continued)

expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$25,711,738	Unrealized appreciation on centrally cleared swap contracts(a) (b)	$57,564,658
	Unrealized appreciation on futures contracts (b) (c)	16,588,904	Unrealized appreciation on futures contracts (b) (c)	1,964,054
	Investments at market value (d)	1,840,290	Written options at value (e)	8,658,602
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	790,270	Unrealized appreciation on centrally cleared swap contracts (a) (b)	500,158
			OTC swap contracts at market value (f)	2,466,690
			Written options at value	338
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,445,117	Unrealized depreciation on forward foreign currency exchange contracts	11,513,373

Total		$48,376,319		$82,667,873

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(e)	Includes exchange traded written options with a value of $4,438,825 that are not subject to a master netting agreement.
(f)	Excludes OTC swap interest receivable of $416,682.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$67,916	$(67,916)	$—	$—
BNP Paribas S.A.	2,330,815	(2,330,815)	—	—
Citibank N.A.	308,940	(308,940)	—	—
Deutsche Bank AG	81,633	(81,633)	—	—
Goldman Sachs Bank USA	493,541	(493,541)	—	—
JPMorgan Chase Bank N.A.	130,242	(130,242)	—	—
Morgan Stanley Capital Services LLC	1,840,290	(1,840,290)	—	—
Societe Generale	19,278	(19,278)	—	—
UBS AG	12,752	(12,752)	—	—

	$5,285,407	$(5,285,407)	$—	$—

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$157,116	$(67,916)	$(89,200)	$—
BNP Paribas S.A.	2,901,846	(2,330,815)	(571,031)	—
Citibank N.A.	2,563,618	(308,940)	(2,254,678)	—
Deutsche Bank AG	232,363	(81,633)	—	150,730
Goldman Sachs Bank USA	4,186,550	(493,541)	(2,299,918)	1,393,091
Goldman Sachs International	326,267	—	(326,267)	—
JPMorgan Chase Bank N.A.	623,246	(130,242)	—	493,004
Morgan Stanley Capital Services LLC	3,238,762	(1,840,290)	(1,398,472)	—
Societe Generale	3,533,450	(19,278)	(3,418,119)	96,053
UBS AG	436,960	(12,752)	(282,780)	141,428

	$18,200,178	$(5,285,407)	$(10,640,465)	$2,274,306

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$18,328,514	$18,328,514
Swap contracts . . . . . . . . . . . . . . . .	(11,702,038)	(9,323,775)	—	(21,025,813)
Futures contracts . . . . . . . . . . . . . . .	(36,343,906)	—	—	(36,343,906)
Written options . . . . . . . . . . . . . . . .	(2,949,812)	3,073,759	1,624,550	1,748,497

	$(50,995,756)	$(6,250,016)	$19,953,064	$(37,292,708)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$1,006,596	$—	$—	$1,006,596
Forward foreign currency transactions . . . . .	—	—	(7,793,040)	(7,793,040)
Swap contracts . . . . . . . . . . . . . . . .	(26,743,645)	(1,073,100)	—	(27,816,745)
Futures contracts . . . . . . . . . . . . . . .	10,478,721	—	—	10,478,721
Written options . . . . . . . . . . . . . . . .	(4,750,298)	(137,634)	—	(4,887,932)

	$(20,008,626)	$(1,210,734)	$(7,793,040)	$(29,012,400)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	89,469,279
Forward foreign currency transactions . .	980,999,293
Futures contracts long . . . . . . . . . . . . .	538,820,429
Futures contracts short . . . . . . . . . . . . .	(584,093,741)
Swap contracts . . . . . . . . . . . . . . . . . .	2,579,110,481
Written options . . . . . . . . . . . . . . . . .	(865,737,041)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master

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Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30,

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2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$21,448,285,838	$665,780,731	$20,822,348,636	$1,082,930,240

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$21,136,861,815	$20,455,829,657

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$21,247,980	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 were $1,205,051 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $412,022 was waived in the aggregate for the year ended December 31, 2022 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$5,676,813,927

Gross unrealized appreciation	21,868,200
Gross unrealized (depreciation)	(618,986,939)

Net unrealized appreciation (depreciation)	$(597,118,739)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$133,963,989	$249,480,878	$—	$75,883,161	$133,963,989	$325,364,039

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$117,035,096	$—	$(596,496,750)	$(285,061,419)	$(764,523,073)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $174,036,502 and accumulated long-term capital losses of $111,024,917.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-50

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio

BHFTI-51

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio performed equal to the median of its Performance Universe for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-52

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed By Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the Schroders Global Multi-Asset Portfolio returned -20.17%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned -14.97%.

MARKET ENVIRONMENT / CONDITIONS

It was a difficult start to 2022 as the widespread shock caused by the Russian invasion of Ukraine and its grave human implications fed through into markets just as markets had become increasingly concerned about broadening inflation. Markets around the world struggled as economic uncertainty surged with the war in Europe, high inflation, and several major central banks starting the most aggressive series of policy rate increases in decades.

In the first quarter, U.S. stocks declined as Russia’s invasion of Ukraine amplified existing concerns over inflation pressures, although economic data otherwise remained stable. As inflation pressures built, the Federal Reserve initiated a new monetary policy tightening cycle. Eurozone shares fell sharply as certain European countries had a large exposure to Russian gas and the quarter saw rising prices. Emerging markets (“EM”) equities were firmly down due to sanctions on Russia. In fixed income, government bond yields rose sharply. Elevated inflationary pressure was exacerbated by the war in Ukraine resulting in a more hawkish turn by central banks than the market expected. Corporate bonds underperformed government bonds as spreads widened. Commodities achieved a strong return in the first quarter of 2022, driven by sharply higher prices for energy and wheat.

The challenging market conditions deepened in the second quarter of 2022 with both equity and bond markets falling as investors eyed rising interest rates and economic growth risk. U.S. equities fell further in the second quarter as the Federal Reserve telegraphed interest rate hikes to tackle rising inflation. Eurozone shares also declined as the war in Ukraine continued and concerns mounted over energy shortages. EM equities experienced a correction in the second quarter, with U.S. dollar strength a key headwind. In fixed income, bonds continued to sell off sharply, with yields markedly higher amid still-elevated inflation data, hawkish central banks and rising interest rates. However, bonds rallied modestly at quarter-end, amid growth concerns. Corporate bonds suffered in the broad bond market sell-off, underperforming government bonds. Commodities continued to outperform in the second quarter with higher energy prices amid rising demand and supply constraints.

Both equity and bond markets continued to be under pressure in the third quarter 2022 as investors eyed inflation with caution. U.S. equities declined further as the Federal Reserve raised the federal funds rate. Eurozone shares experienced further sharp falls amid the ongoing energy crisis, rising inflation, and fears about the outlook for economic growth. EM equities posted negative returns. In bond markets, yields rose across the board. Sell-offs in both government and corporate bonds picked up speed during the period. Commodities declined in the third quarter with energy as the worst-performing component.

Most equities markets were stronger towards the end of the period, with U.S. equities posting robust gains. Bond yields were higher and credit spreads broadly tighter. The Federal Reserve raised the target range for the federal funds rate by 50 basis points, slowing the rate of tightening as expected. Eurozone shares also had a strong fourth quarter; the European Central Bank raised rates in October and December, taking the deposit rate to 2.0%. EM equities posted strong returns over the fourth quarter, helped by a weaker U.S. dollar. Bond yields were elevated towards the end of the final quarter, reflecting some market disappointment at the hawkish tone from some central banks. Credit spreads were largely tighter, with exceptions. The U.S. dollar’s rally continued to slow into the final quarter. Commodities gained in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio aims to capture global growth opportunities while seeking to protect against market volatility. The Portfolio combines active strategies, for longer-term strategic exposures, and passive components, to facilitate rapid implementation of thematic and tactical views in a cost-effective way. The Portfolio managers seek to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility at 10% over twelve-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing U.S. Treasury 10-year interest rate swaps.

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ending December 31, 2022. The main headwind to performance over the one-year period was the interest rate swap overlay. The interest rate swap overlay weighed on performance as interest rates rose significantly over the year in response to higher inflation. On the other hand, the volatility cap was one of the largest positive contributors over the period, cushioning the Portfolio as the markets experienced significant volatility and several market downturns. Volatility in the Portfolio rose in the early parts of the year and the volatility cap re-activated for the first time in almost a year on February 4th and remained in place through the end of the period.

Commodities were also a large contributor over the year in the Portfolio. The Portfolio started the period with an overweight allocation to commodities due to our concerns about rising inflation. The asset class performed extremely well in the first half of the year as heightened

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed By Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

geopolitical risks and the imbalance between supply and demand drove prices higher. As the year progressed, we closed our long position in July, taking profit as concerns of slowing global growth and demand destruction due to surging prices began to weigh on commodities.

Overall equity performance was additive to performance; marginal negative relative performance in asset allocation was offset by positive relative performance in security selection. In terms of our equity positioning, the Portfolio started the period with an overweight allocation to equities, however, we reduced our equity exposure over the year as markets were caught between concerns about interest rate increases and worries about recessionary risks. An overweight allocation to U.S. equities over the year was the largest drag on performance as the U.S. equity market suffered its worst calendar year since 2008 due to rising interest rates, slowing economic growth, and inflation. An underweight allocation to EM equities offset some of the relative negative performance from our overweight allocation to U.S. equities. Overall, we ended the period with an underweight allocation to equities versus the Index. Positive relative contribution from equity security selection, which offset relative negative performance from asset allocation, was driven by strong selection in our Quantitative Equity Products Global Core Equity strategy as overweight allocations in Health Care, Consumer Staples, and Telecoms contributed positively.

Overall, fixed income weighed on performance; relative losses in security selection erased relative gains found in asset allocation. Fixed income asset allocation contributed driven by underweight allocations to U.S. and international bonds. Positive relative performance from an underweight allocation in U.S. bonds were driven by a short U.S. five-year position added in August, as we believed inflation was likely to linger in 2023 but bond markets had begun pricing the Federal Reserve getting inflation under control. Our underweight allocation to international bonds was helpful as we added short positions in German two-year and Italian ten-year to capitalize on the European Central Bank’s need to start raising rates earlier and longer than expected as a result of a strong labor market and high inflation. Overall, we ended the year neutral on duration, reducing our short positions in both international and U.S. bonds as the risk of recession started to offset the risk of persistent inflation. Turning to fixed income security selection, relative positive performance in international bonds could not offset selection within U.S. bonds.

Currency management was drag on performance over the period. We started the year adding long Australian dollar versus U.S. dollar as we believed this traditional risk-on currency trade was experiencing a break with the historical correlations. We continued to hold this trade at the end of the period adding another long Australian dollar position at the end of the December; this time paired with a short British sterling leg to capitalize on the differing outlook on interest rate hiking path for the Bank of England and Reserve Bank of Australia. We ended the year adding an Asian currency trade going long Chinese yuan versus South Korean won to hedge against global growth weakness. Losses in currencies were further compounded by an overweight allocation to cash versus the Dow Jones Moderate Portfolio Index, which hurt relative performance.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2022, the Portfolio had an underweight allocation to equities and fixed income. The Portfolio’s allocation to developed equities was 57.0% and the allocation to investment grade bonds was 39.5%, with an additional underweight allocation to government bonds of -4.9%. We held approximately 2.7% in opportunistic asset classes, specifically, EM equities, high yield debt, and EM debt. The Portfolio’s cash level was 5.7% as of the end of December. The volatility cap was activated in February 2022 and was active at the end of the period. The volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Schroders Global Multi-Asset Portfolio
Class B	–20.17	–0.01	3.56
Dow Jones Moderate Portfolio Index	–14.97	3.26	5.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Equity Sectors

% of Net Assets
Information Technology	11.5
Health Care	8.4
Financials	6.9
Consumer Discretionary	5.3
Industrials	5.0

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	33.7

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.95%	$1,000.00	$986.30	$4.76
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks — 51.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE	3,413	$405,814
BAE Systems plc	21,478	221,979
Boeing Co. (The) (a)(b)	2,968	565,374
General Dynamics Corp.	2,783	690,490
HEICO Corp.	822	126,292
Howmet Aerospace, Inc.	6,717	264,717
Huntington Ingalls Industries, Inc.	1,323	305,190
Lockheed Martin Corp. (b)	3,576	1,739,688
Raytheon Technologies Corp.	9,446	953,290
Safran S.A.	2,293	286,541
TransDigm Group, Inc.	803	505,609

		6,064,984

Air Freight & Logistics—0.2%
DSV A/S	2,520	399,687
FedEx Corp.	1,588	275,042
United Parcel Service, Inc. - Class B (b)	8,724	1,516,580

		2,191,309

Airlines—0.1%
Southwest Airlines Co.	20,701	697,003

Auto Components—0.1%
Aisin Corp.	3,600	95,888
Aptiv plc (a)	2,215	206,283
BorgWarner, Inc. (b)	5,810	233,852
NGK Spark Plug Co., Ltd.	5,900	108,865

		644,888

Automobiles—0.7%
Ferrari NV	4,054	867,378
Ford Motor Co.	19,103	222,168
General Motors Co.	7,472	251,358
Harley-Davidson, Inc.	2,130	88,608
Honda Motor Co., Ltd.	27,300	624,191
Isuzu Motors, Ltd.	15,800	184,543
Kia Corp. (a)	1,909	90,038
Mazda Motor Corp.	28,300	213,920
Mercedes-Benz Group AG	5,233	343,408
Mitsubishi Motors Corp. (a)	25,800	99,315
Stellantis NV (Milan-Traded Shares)	27,910	395,343
Subaru Corp.	7,400	113,549
Suzuki Motor Corp.	4,400	141,562
Tesla, Inc. (a)(b)	20,585	2,535,660
Toyota Motor Corp.	92,000	1,257,377
Yamaha Motor Co., Ltd.	7,300	165,893

		7,594,311

Banks—3.2%
ANZ Group Holdings, Ltd.	21,022	338,642
Banco Bilbao Vizcaya Argentaria S.A.	62,066	374,803
Banco Santander S.A.	124,950	374,204
Bank of America Corp.	71,444	2,366,225
Bank of Montreal (b)	13,413	1,215,095
Bank of Nova Scotia (The) (b)	7,123	348,995
Bank OZK	2,862	114,652

Banks—(Continued)
Barclays plc	234,184	450,239
BNP Paribas S.A.	14,956	851,106
Citigroup, Inc.	19,469	880,583
Commonwealth Bank of Australia	8,658	604,338
DBS Group Holdings, Ltd.	22,700	574,683
Erste Group Bank AG	9,095	290,018
Fifth Third Bancorp	9,148	300,146
HSBC Holdings plc	35,600	219,125
HSBC Holdings plc (Hong Kong-Traded Shares)	202,367	1,262,056
ING Groep NV	43,376	529,205
Intesa Sanpaolo S.p.A.	159,846	356,615
JPMorgan Chase & Co.	54,978	7,372,550
KBC Group NV	2,866	184,018
KeyCorp	19,413	338,174
Lloyds Banking Group plc	868,582	476,967
Mitsubishi UFJ Financial Group, Inc.	73,600	496,508
Mizuho Financial Group, Inc.	30,890	436,591
National Australia Bank, Ltd.	22,206	449,985
National Bank of Canada (b)	6,621	446,111
NatWest Group plc	90,012	287,331
Nordea Bank Abp	25,192	269,416
Oversea-Chinese Banking Corp., Ltd.	62,300	565,299
PNC Financial Services Group, Inc. (The)	4,076	643,763
Powszechna Kasa Oszczednosci Bank Polski S.A.	6,717	46,585
Regions Financial Corp.	13,116	282,781
Royal Bank of Canada	16,378	1,539,822
Skandinaviska Enskilda Banken AB - Class A	56,420	649,295
Societe Generale S.A.	12,461	312,648
Standard Chartered plc	67,013	502,981
Sumitomo Mitsui Financial Group, Inc.	11,000	443,237
Swedbank AB - A Shares	4,018	68,261
Toronto-Dominion Bank (The) (b)	23,974	1,552,290
Truist Financial Corp.	18,428	792,957
U.S. Bancorp (b)	58,202	2,538,189
UniCredit S.p.A.	14,998	213,275
Wells Fargo & Co.	40,028	1,652,756
Westpac Banking Corp.	21,978	345,670

		34,358,190

Beverages—1.3%
Anheuser-Busch InBev S.A.	6,322	380,067
Britvic plc	10,019	94,212
Brown-Forman Corp. - Class B	5,258	345,345
Coca-Cola Co. (The)	45,397	2,887,703
Diageo plc	39,634	1,750,209
Kirin Holdings Co., Ltd.	27,600	422,839
Monster Beverage Corp. (a)	9,018	915,598
PepsiCo, Inc.	36,183	6,536,821
Pernod Ricard S.A.	4,499	884,322

		14,217,116

Biotechnology—1.0%
AbbVie, Inc.	17,081	2,760,460
Alnylam Pharmaceuticals, Inc. (a)(b)	580	137,837
Amgen, Inc. (b)	6,733	1,768,355
Argenx SE (a)	512	192,934

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Biogen, Inc. (a)	750	$207,690
CSL, Ltd.	2,568	500,736
Exact Sciences Corp. (a)(b)	1,397	69,165
Gilead Sciences, Inc.	14,463	1,241,649
Horizon Therapeutics plc (a)	2,350	267,430
Incyte Corp. (a)(b)	2,047	164,415
Moderna, Inc. (a)(b)	1,397	250,929
Regeneron Pharmaceuticals, Inc. (a)	1,957	1,411,956
United Therapeutics Corp. (a)	752	209,124
Vertex Pharmaceuticals, Inc. (a)	4,031	1,164,072

		10,346,752

Building Products—0.3%
AGC, Inc. (b)	2,500	82,818
Allegion plc	2,475	260,518
Assa Abloy AB - Class B	10,906	234,653
Carlisle Cos., Inc.	1,034	243,662
Cie de Saint-Gobain	7,065	346,848
Daikin Industries, Ltd.	2,400	369,191
Masco Corp. (b)	5,384	251,271
Owens Corning	2,150	183,395
Trane Technologies plc	7,524	1,264,709

		3,237,065

Capital Markets—1.9%
Affiliated Managers Group, Inc. (b)	1,888	299,116
Ameriprise Financial, Inc.	1,811	563,891
Bank of New York Mellon Corp. (The)	16,070	731,506
BlackRock, Inc. (b)	2,044	1,448,440
Blackstone, Inc. (b)	3,693	273,984
Brookfield Asset Management, Ltd. - Class A (a)	2,380	68,148
Brookfield Corp.	9,521	299,412
Charles Schwab Corp. (The)	36,853	3,068,381
CME Group, Inc.	1,915	322,026
Credit Suisse Group AG	36,337	109,173
Deutsche Bank AG	16,043	181,840
FactSet Research Systems, Inc.	1,386	556,077
Federated Hermes, Inc.	3,059	111,072
Franklin Resources, Inc. (b)	3,674	96,920
Goldman Sachs Group, Inc. (The)	1,953	670,621
Hong Kong Exchanges & Clearing, Ltd.	6,700	289,542
Houlihan Lokey, Inc.	2,019	175,976
IG Group Holdings plc	23,170	219,179
Intercontinental Exchange, Inc.	3,067	314,644
Julius Baer Group, Ltd.	2,864	166,473
London Stock Exchange Group plc	1,797	155,052
Macquarie Group, Ltd.	3,233	367,027
Man Group plc	41,198	106,456
Moody’s Corp.	3,213	895,206
Morgan Stanley	43,445	3,693,694
MSCI, Inc.	508	236,306
Nasdaq, Inc.	17,178	1,053,870
Nomura Holdings, Inc.	43,000	160,050
Northern Trust Corp.	2,285	202,200
Raymond James Financial, Inc.	4,085	436,482
S&P Global, Inc.	2,082	697,345

Capital Markets—(Continued)
State Street Corp. (b)	8,612	668,033
T. Rowe Price Group, Inc. (b)	1,736	189,328
UBS Group AG	56,966	1,061,823

		19,889,293

Chemicals—1.2%
Air Liquide S.A. (b)	6,665	948,025
Air Products & Chemicals, Inc. (b)	5,231	1,612,508
Albemarle Corp. (b)	2,985	647,327
BASF SE	5,381	267,136
Celanese Corp.	717	73,306
CF Industries Holdings, Inc.	823	70,120
Chemours Co. (The)	5,307	162,500
Chr Hansen Holding A/S	2,290	165,092
Corteva, Inc.	42,732	2,511,787
Dow, Inc.	5,165	260,264
DuPont de Nemours, Inc. (b)	4,135	283,785
Ecolab, Inc. (b)	1,840	267,831
Givaudan S.A.	74	225,606
Huntsman Corp.	3,289	90,382
ICL Group, Ltd.	9,461	68,226
International Flavors & Fragrances, Inc. (b)	5,848	613,104
Linde plc	2,500	815,450
Livent Corp. (a)(b)	8,717	173,207
Mitsubishi Gas Chemical Co., Inc.	5,400	74,222
Mosaic Co. (The)	3,869	169,733
Nutrien, Ltd. (b)	5,170	377,441
OCI NV	4,373	156,048
Sherwin-Williams Co. (The)	4,518	1,072,257
Shin-Etsu Chemical Co., Ltd.	2,900	353,323
Sika AG	1,289	311,022
Sociedad Quimica y Minera de Chile S.A. (ADR)	3,142	250,857
Solvay S.A.	990	100,347
Tosoh Corp.	5,600	66,446
Yara International ASA	4,076	179,214

		12,366,566

Commercial Services & Supplies—0.4%
Cintas Corp.	690	311,618
Republic Services, Inc.	8,740	1,127,372
Secom Co., Ltd.	1,600	91,273
Waste Management, Inc. (b)	15,080	2,365,750

		3,896,013

Communications Equipment—0.3%
Arista Networks, Inc. (a)(b)	4,900	594,615
Cisco Systems, Inc.	36,967	1,761,108
Nokia Oyj	44,074	204,785
Telefonaktiebolaget LM Ericsson - B Shares	17,417	102,001

		2,662,509

Construction & Engineering—0.1%
Kajima Corp.	3,600	41,877
Obayashi Corp.	13,200	99,795
Taisei Corp.	2,400	77,316

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
Vinci S.A.	4,877	$487,090

		706,078

Construction Materials—0.1%
CRH plc	8,493	336,260
James Hardie Industries plc	6,639	118,909
Vulcan Materials Co.	5,789	1,013,712

		1,468,881

Consumer Finance—0.2%
American Express Co.	12,842	1,897,405
Capital One Financial Corp.	2,983	277,300
Discover Financial Services	3,843	375,961

		2,550,666

Containers & Packaging—0.2%
Graphic Packaging Holding Co.	5,685	126,491
International Paper Co. (b)	4,176	144,615
Packaging Corp. of America	1,963	251,087
Sealed Air Corp. (b)	23,186	1,156,518
Silgan Holdings, Inc.	4,421	229,185
Smurfit Kappa Group plc	6,514	241,346
Sonoco Products Co.	6,841	415,317

		2,564,559

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	12,295	448,890

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	7,987	2,467,184
Plus500, Ltd.	5,314	115,755

		2,582,939

Diversified Telecommunication Services —0.7%
AT&T, Inc.	104,314	1,920,421
BCE, Inc.	10,876	477,853
Cellnex Telecom S.A.	4,314	143,465
Deutsche Telekom AG	22,137	441,555
Elisa Oyj	2,530	134,104
Koninklijke KPN NV	137,806	426,366
KT Corp.	3,175	85,097
Liberty Global plc - Class A (a)	9,509	180,005
Nippon Telegraph & Telephone Corp.	25,200	719,311
Spark New Zealand, Ltd.	177,171	607,287
Telecom Italia S.p.A. (a)	257,269	59,776
Telkom Indonesia Persero Tbk PT	948,900	228,599
Verizon Communications, Inc.	44,930	1,770,242

		7,194,081

Electric Utilities—0.7%
CEZ A/S	2,485	84,621
Constellation Energy Corp.	1,962	169,144
Duke Energy Corp. (b)	5,891	606,714
Edison International	3,227	205,302

Electric Utilities—(Continued)
EDP - Energias de Portugal S.A.	38,707	192,830
Enel S.p.A.	49,642	266,989
Evergy, Inc.	6,966	438,370
Eversource Energy	3,588	300,818
Exelon Corp.	8,364	361,576
Iberdrola S.A.	35,906	420,010
NextEra Energy, Inc. (b)	33,705	2,817,738
Orsted A/S	2,000	181,453
Red Electrica Corp. S.A.	17,093	296,920
Southern Co. (The) (b)	7,299	521,222
Terna - Rete Elettrica Nazionale	43,420	321,385
Verbund AG	2,340	197,357

		7,382,449

Electrical Equipment—0.5%
ABB, Ltd.	16,707	508,858
Alfen Beheer B.V. (a)	550	49,667
AMETEK, Inc.	6,823	953,310
Array Technologies, Inc. (a)	4,892	94,562
Atkore, Inc. (a)	2,029	230,129
Bloom Energy Corp. - Class A (a)(b)	2,657	50,802
Eaton Corp. plc	3,472	544,930
Emerson Electric Co. (b)	19,971	1,918,414
Encore Wire Corp. (b)	1,361	187,219
Generac Holdings, Inc. (a)(b)	453	45,599
Nidec Corp.	4,000	208,308
Plug Power, Inc. (a)(b)	3,627	44,866
Rockwell Automation, Inc.	1,854	477,535
Siemens Energy AG (a)	2,798	52,645
Vestas Wind Systems A/S	10,747	313,986

		5,680,830

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A	10,200	776,628
Corning, Inc.	7,244	231,373
Dexerials Corp.	2,700	52,428
E Ink Holdings, Inc.	36,000	188,390
Keyence Corp.	1,200	469,806
Keysight Technologies, Inc. (a)	1,272	217,601
Murata Manufacturing Co., Ltd.	4,200	210,711
Simplo Technology Co., Ltd.	3,000	27,802
Venture Corp., Ltd.	18,400	234,583
Vontier Corp. (b)	5,261	101,695
Yokogawa Electric Corp.	9,700	153,679
Zebra Technologies Corp. - Class A (a)	652	167,179

		2,831,875

Energy Equipment & Services—0.2%
Schlumberger, Ltd.	36,970	1,976,416

Entertainment—0.5%
Activision Blizzard, Inc.	3,553	271,982
Electronic Arts, Inc. (b)	4,036	493,118
International Games System Co., Ltd.	4,000	56,377
Koei Tecmo Holdings Co., Ltd.	5,100	91,920

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—(Continued)
Liberty Media Corp.-Liberty Formula One - Class C (a)	5,062	$302,606
Netflix, Inc. (a)	7,011	2,067,404
Nintendo Co., Ltd.	6,000	251,254
Roku, Inc. (a)(b)	1,023	41,636
Take-Two Interactive Software, Inc. (a)(b)	1,318	137,243
Walt Disney Co. (The) (a)(b)	14,685	1,275,833
Warner Bros Discovery, Inc. (a)(b)	17,385	164,810

		5,154,183

Equity Real Estate Investment Trusts—0.6%
American Tower Corp.	6,014	1,274,126
Crown Castle, Inc.	1,947	264,091
Daiwa House REIT Investment Corp.	143	319,167
Digital Realty Trust, Inc.	1,366	136,969
Equinix, Inc. (b)	410	268,562
Equity LifeStyle Properties, Inc. (b)	7,489	483,789
Extra Space Storage, Inc.	1,010	148,652
Nippon Building Fund, Inc. (b)	89	397,451
Nippon Prologis REIT, Inc.	120	281,037
Prologis, Inc.	4,714	531,409
Public Storage (b)	1,953	547,211
Sabra Health Care REIT, Inc. (b)	8,879	110,366
SBA Communications Corp.	694	194,535
Simon Property Group, Inc. (b)	2,826	331,999
Ventas, Inc.	4,609	207,635
Vicinity, Ltd.	56,867	77,374
Welltower, Inc.	3,841	251,778
Weyerhaeuser Co. (b)	8,863	274,753

		6,100,904

Food & Staples Retailing—0.5%
Costco Wholesale Corp.	6,796	3,102,374
Endeavour Group, Ltd.	22,011	95,590
George Weston, Ltd.	2,837	351,985
HelloFresh SE (a)	1,494	32,754
Kesko Oyj - B Shares	7,127	157,710
Koninklijke Ahold Delhaize NV	8,904	255,846
Kroger Co. (The)	3,963	176,671
Seven & i Holdings Co., Ltd.	6,100	260,948
Sysco Corp. (b)	3,314	253,355
Walgreens Boots Alliance, Inc. (b)	3,684	137,634
Walmart, Inc.	5,714	810,188
Woolworths Group, Ltd.	8,626	196,984

		5,832,039

Food Products—0.8%
Ajinomoto Co., Inc.	5,400	164,653
Archer-Daniels-Midland Co. (b)	8,873	823,858
Conagra Brands, Inc.	4,462	172,679
Danone S.A.	4,343	228,806
Darling Ingredients, Inc. (a)(b)	2,234	139,826
General Mills, Inc.	7,404	620,825
Hershey Co. (The)	3,621	838,515
Kellogg Co. (b)	12,599	897,553
Kraft Heinz Co. (The) (b)	3,484	141,834
Mondelez International, Inc. - Class A	22,292	1,485,762

Food Products—(Continued)
Nestle S.A.	23,423	2,705,016

		8,219,327

Gas Utilities—0.0%
Hong Kong & China Gas Co., Ltd. (b)	170,857	162,440
Italgas S.p.A.	15,999	88,716

		251,156

Health Care Equipment & Supplies—0.9%
Abbott Laboratories (b)	14,308	1,570,875
Align Technology, Inc. (a)	653	137,718
Baxter International, Inc.	2,739	139,607
Becton Dickinson & Co.	1,799	457,486
Boston Scientific Corp. (a)(b)	33,630	1,556,060
Coloplast A/S - Class B	1,633	191,336
DexCom, Inc. (a)	6,868	777,732
Edwards Lifesciences Corp. (a)	5,965	445,049
EssilorLuxottica S.A.	2,008	365,649
Hoya Corp.	2,000	193,510
IDEXX Laboratories, Inc. (a)	1,690	689,452
Intuitive Surgical, Inc. (a)	1,582	419,784
Koninklijke Philips NV	7,780	116,772
Medtronic plc	9,872	767,252
Olympus Corp.	9,600	169,687
ResMed, Inc.	1,664	346,328
Stryker Corp. (b)	3,884	949,599
Sysmex Corp.	2,400	146,185
Zimmer Biomet Holdings, Inc.	1,922	245,055

		9,685,136

Health Care Providers & Services—1.5%
Centene Corp. (a)	3,215	263,662
Cigna Corp.	7,009	2,322,362
CVS Health Corp.	12,650	1,178,854
Elevance Health, Inc.	1,249	640,700
HCA Healthcare, Inc. (b)	8,699	2,087,412
Humana, Inc.	965	494,263
McKesson Corp. (b)	1,743	653,834
UnitedHealth Group, Inc. (b)	15,312	8,118,116

		15,759,203

Health Care Technology—0.0%
GoodRx Holdings, Inc. - Class A (a)	16,632	77,505
Veeva Systems, Inc. - Class A (a)	801	129,266

		206,771

Hotels, Restaurants & Leisure—1.1%
Airbnb, Inc. - Class A (a)	3,701	316,435
Aristocrat Leisure, Ltd.	8,121	167,709
Booking Holdings, Inc. (a)	1,469	2,960,446
Caesars Entertainment, Inc. (a)	1,939	80,662
Chipotle Mexican Grill, Inc. (a)(b)	169	234,486
Choice Hotels International, Inc.	754	84,931
Compass Group plc	9,526	220,117
Evolution AB	6,397	624,755

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Galaxy Entertainment Group, Ltd.	26,000	$172,159
InterContinental Hotels Group plc	6,078	349,842
Las Vegas Sands Corp. (a)(b)	4,211	202,423
Marriott International, Inc. - Class A	1,958	291,527
McDonald’s Corp.	14,200	3,742,126
Oriental Land Co., Ltd.	1,600	233,100
Starbucks Corp.	5,606	556,115
Wyndham Hotels & Resorts, Inc.	17,600	1,255,056
Yum! Brands, Inc. (b)	2,330	298,426

		11,790,315

Household Durables—0.2%
DR Horton, Inc. (b)	3,430	305,750
Lennar Corp. - Class A (b)	3,212	290,686
NVR, Inc. (a)	171	788,751
Sekisui Chemical Co., Ltd.	22,900	318,656
Sony Group Corp.	6,000	457,535

		2,161,378

Household Products—0.8%
Clorox Co. (The) (b)	690	96,828
Colgate-Palmolive Co.	17,577	1,384,892
Essity AB - Class B	9,307	244,290
Kimberly-Clark Corp.	5,726	777,304
Procter & Gamble Co. (The)	31,058	4,707,150
Reckitt Benckiser Group plc	18,247	1,269,426

		8,479,890

Independent Power and Renewable Electricity Producers—0.0%
Drax Group plc	16,428	139,772
RWE AG	6,142	273,115

		412,887

Industrial Conglomerates—0.4%
3M Co.	11,946	1,432,564
General Electric Co.	6,328	530,223
Hitachi, Ltd.	7,200	362,339
Honeywell International, Inc.	5,075	1,087,573
Lifco AB - B Shares	10,456	174,044
Siemens AG	3,850	534,352

		4,121,095

Insurance—1.3%
Aegon NV	15,013	76,159
Aflac, Inc.	3,160	227,330
Ageas SA	1,974	87,827
AIA Group, Ltd.	65,600	722,715
Allianz SE	2,637	567,024
Allstate Corp. (The)	1,811	245,572
Aon plc - Class A	4,209	1,263,289
Arch Capital Group, Ltd. (a)	3,502	219,856
ASR Nederland NV	6,561	311,081
Assured Guaranty, Ltd.	1,603	99,803
Aviva plc	10,833	57,741
AXA S.A.	18,953	528,234

Insurance—(Continued)
Axis Capital Holdings, Ltd.	1,403	76,001
Chubb, Ltd.	6,628	1,462,137
Everest Re Group, Ltd.	1,000	331,270
Fairfax Financial Holdings, Ltd.	225	133,283
Hartford Financial Services Group, Inc. (The)	5,471	414,866
Loews Corp.	9,312	543,169
Manulife Financial Corp.	42,836	764,025
Markel Corp. (a)	306	403,152
Marsh & McLennan Cos., Inc.	13,113	2,169,939
Muenchener Rueckversicherungs-Gesellschaft AG	946	307,605
NN Group NV	3,829	156,381
Old Republic International Corp. (b)	4,038	97,518
Primerica, Inc.	1,423	201,810
Progressive Corp. (The)	3,149	408,457
Prudential Financial, Inc.	1,862	185,195
Prudential plc	14,866	201,176
Reinsurance Group of America, Inc.	1,127	160,135
RenaissanceRe Holdings, Ltd.	531	97,826
Unum Group	6,361	260,992
Willis Towers Watson plc (b)	1,392	340,455
Zurich Insurance Group AG	1,410	673,804

		13,795,827

Interactive Media & Services—1.7%
Alphabet, Inc. - Class A (a)(b)	102,062	9,004,930
Alphabet, Inc. - Class C (a)	71,748	6,366,200
Match Group, Inc. (a)	1,739	72,151
Meta Platforms, Inc. - Class A (a)	19,384	2,332,671
Pinterest, Inc. - Class A (a)	3,582	86,971
Snap, Inc. - Class A (a)(b)	7,369	65,953
ZoomInfo Technologies, Inc.-Class A (a)	8,666	260,933

		18,189,809

Internet & Direct Marketing Retail—1.0%
Amazon.com, Inc. (a)	106,484	8,944,656
Delivery Hero SE (a)	1,180	56,531
eBay, Inc.	10,877	451,069
Etsy, Inc. (a)(b)	837	100,256
Just Eat Takeaway.com NV (a)	3,704	78,874
MercadoLibre, Inc. (a)(b)	365	308,878
Prosus NV (a)	4,916	337,510

		10,277,774

IT Services—2.3%
Accenture plc - Class A (b)	10,209	2,724,170
Amadeus IT Group S.A. (a)	3,798	195,863
Amdocs, Ltd.	9,127	829,644
Automatic Data Processing, Inc. (b)	6,247	1,492,158
Block, Inc. (a)	2,283	143,464
Cloudflare, Inc. - Class A (a)(b)	5,206	235,363
Cognizant Technology Solutions Corp. - Class A	2,851	163,049
Edenred	10,117	550,508
EPAM Systems, Inc. (a)(b)	461	151,088
EVERTEC, Inc.	3,039	98,403
Fidelity National Information Services, Inc.	2,962	200,972

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fiserv, Inc. (a)	2,988	$301,997
Fujitsu, Ltd.	1,400	185,399
Gartner, Inc. (a)	4,139	1,391,284
Global Payments, Inc.	1,839	182,650
Infosys, Ltd. (ADR)	7,211	129,870
International Business Machines Corp. (b)	4,053	571,027
Itochu Techno-Solutions Corp.	4,600	107,739
Jack Henry & Associates, Inc.	1,482	260,180
MasterCard, Inc. - Class A (b)	12,906	4,487,803
MongoDB, Inc. (a)	573	112,789
Nuvei Corp. (a)	2,914	74,055
Obic Co., Ltd.	1,000	147,841
Okta, Inc. (a)(b)	1,369	93,544
Paychex, Inc.	5,729	662,043
PayPal Holdings, Inc. (a)	9,982	710,918
Shift4 Payments, Inc. - Class A (a)(b)	2,208	123,493
Shopify, Inc. - Class A (a)	4,634	160,890
Snowflake, Inc. - Class A (a)	1,450	208,133
SS&C Technologies Holdings, Inc.	4,036	210,114
Twilio, Inc. - Class A (a)(b)	1,445	70,747
VeriSign, Inc. (a)	1,535	315,350
Visa, Inc. - Class A (b)	32,598	6,772,561
Wise plc - Class A (a)	8,665	58,612

		24,123,721

Leisure Products—0.0%
Shimano, Inc.	1,500	238,992

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc. (b)	3,456	517,190
Bachem Holding AG - Class B (b)	1,015	88,526
Bio-Techne Corp.	1,784	147,858
Danaher Corp.	11,877	3,152,393
Illumina, Inc. (a)	907	183,395
IQVIA Holdings, Inc. (a)	995	203,866
Lonza Group AG	400	196,871
Mettler-Toledo International, Inc. (a)	309	446,644
Sartorius Stedim Biotech	231	75,259
Thermo Fisher Scientific, Inc. (b)	5,268	2,901,035
Waters Corp. (a)	1,983	679,336

		8,592,373

Machinery—1.0%
AGCO Corp.	591	81,966
Allison Transmission Holdings, Inc.	3,390	141,024
Atlas Copco AB - A Shares	44,099	522,104
Caterpillar, Inc.	8,611	2,062,851
Daimler Truck Holding AG (a)	3,749	116,156
Deere & Co. (b)	5,120	2,195,251
Epiroc AB - A Shares	4,587	83,825
FANUC Corp.	1,200	179,090
Graco, Inc.	1,800	121,068
IDEX Corp.	552	126,038
Illinois Tool Works, Inc. (b)	4,270	940,681
Komatsu, Ltd.	12,400	269,020
Lincoln Electric Holdings, Inc.	673	97,242

Machinery—(Continued)
NGK Insulators, Ltd.	6,400	81,623
Otis Worldwide Corp.	6,609	517,551
Parker-Hannifin Corp.	4,856	1,413,096
SMC Corp.	600	253,938
Snap-on, Inc.	2,717	620,807
Sumitomo Heavy Industries, Ltd.	3,100	61,840
Techtronic Industries Co., Ltd.	13,500	150,323
Toro Co. (The)	890	100,748
Volvo AB - B Shares	16,501	298,778

		10,435,020

Marine—0.0%
AP Moller - Maersk A/S - Class B	50	112,303
Mitsui OSK Lines, Ltd.	2,000	50,121
Nippon Yusen KK (b)	7,100	168,201

		330,625

Media—0.3%
Charter Communications, Inc. - Class A (a)(b)	476	161,412
Comcast Corp. - Class A	48,070	1,681,008
Fox Corp. - Class A (b)	9,962	302,546
Liberty Broadband Corp. - Class C (a)	2,515	191,819
Nexstar Media Group, Inc. - Class A	1,448	253,443
Omnicom Group, Inc.	7,777	634,370
Trade Desk, Inc. (The) - Class A (a)	7,812	350,212

		3,574,810

Metals & Mining—1.0%
Agnico Eagle Mines, Ltd. (b)	3,210	166,806
Allkem Ltd. (a)	33,245	252,557
AMG Advanced Metallurgical Group NV	2,304	84,322
Anglo American plc	16,838	658,579
ATI, Inc. (a)	4,938	147,449
B2Gold Corp.	16,096	57,180
Barrick Gold Corp.	12,277	210,450
BHP Group, Ltd.	56,182	1,739,463
BHP Group, Ltd. (London-Traded Shares) - Class DI	7,783	239,980
Boliden AB	6,654	250,221
Dowa Holdings Co., Ltd.	1,300	40,759
Eramet S.A.	785	70,305
Fortescue Metals Group, Ltd.	21,623	301,453
Franco-Nevada Corp.	1,610	219,467
Freeport-McMoRan, Inc. (b)	37,735	1,433,930
Glencore plc	67,447	451,003
IGO, Ltd.	11,681	106,161
Iluka Resources, Ltd.	10,394	66,952
Impala Platinum Holdings, Ltd.	7,060	88,270
Lynas Rare Earths, Ltd. (a)	7,149	37,917
Mineral Resources, Ltd.	4,927	259,179
Newmont Corp.	3,557	167,890
Nucor Corp.	1,854	244,376
Pilbara Minerals, Ltd. (a)	42,893	109,300
Rio Tinto plc	18,010	1,263,693
Rio Tinto, Ltd.	6,618	521,566
Steel Dynamics, Inc. (b)	13,005	1,270,588

		10,459,816

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.2%
Centrica plc	264,681	$308,230
Dominion Energy, Inc.	6,095	373,745
E.ON SE	17,416	173,819
Engie S.A.	35,372	506,670
National Grid plc	24,644	296,008
Sempra Energy	2,819	435,648
WEC Energy Group, Inc.	4,081	382,635

		2,476,755

Multiline Retail—0.4%
Dollar General Corp.	8,711	2,145,084
Dollar Tree, Inc. (a)(b)	1,488	210,463
Dollarama, Inc.	12,936	756,574
Target Corp. (b)	2,946	439,072
Wesfarmers, Ltd.	12,002	374,772

		3,925,965

Oil, Gas & Consumable Fuels —2.7%
Advantage Energy, Ltd. (a)	11,814	82,628
Aker BP ASA	5,756	179,421
ARC Resources, Ltd.	11,039	148,790
BP plc (b)	233,386	1,357,194
Canadian Natural Resources, Ltd. (b)	18,542	1,029,670
Chevron Corp. (b)	13,338	2,394,038
ConocoPhillips	41,981	4,953,758
Coterra Energy, Inc. (b)	84,915	2,086,362
Devon Energy Corp.	810	49,823
Enbridge, Inc. (b)	13,201	515,951
Eni S.p.A.	37,033	528,988
EOG Resources, Inc. (b)	7,024	909,749
EQT Corp. (b)	1,792	60,623
Equinor ASA	27,298	979,135
Exxon Mobil Corp. (b)	30,036	3,312,971
Hess Corp.	3,870	548,843
Inpex Corp. (b)	60,300	643,436
Keyera Corp. (b)	10,427	227,869
Kinder Morgan, Inc. (b)	23,902	432,148
Marathon Petroleum Corp.	4,344	505,598
Neste Oyj	2,990	138,102
OMV AG	2,974	153,566
Ovintiv, Inc.	2,750	139,453
Phillips 66	2,674	278,310
Pioneer Natural Resources Co.	742	169,465
Repsol S.A.	27,754	442,435
Shell plc	76,774	2,181,742
Shell plc (Euro-Listed Shares)	12,525	356,349
Suncor Energy, Inc.	21,485	681,522
TC Energy Corp.	8,559	341,222
TotalEnergies SE	26,288	1,640,770
Valero Energy Corp. (b)	2,436	309,031
Vermilion Energy, Inc.	2,435	43,107
Woodside Energy Group, Ltd.	27,575	667,180

		28,489,249

Paper & Forest Products —0.0%
UPM-Kymmene Oyj	8,491	318,293

Personal Products —0.4%
Estee Lauder Cos., Inc. (The) - Class A (b)	3,761	933,142
Haleon plc (a)	28,969	115,873
Kao Corp. (b)	5,400	216,165
L’Oreal S.A.	3,167	1,136,138
Rohto Pharmaceutical Co., Ltd.	6,000	106,423
Shiseido Co., Ltd.	4,000	197,122
Unilever plc	22,450	1,132,580

		3,837,443

Pharmaceuticals —4.2%
Astellas Pharma, Inc.	76,500	1,160,588
AstraZeneca plc	17,827	2,419,398
Bayer AG	4,513	233,017
Bristol-Myers Squibb Co.	61,093	4,395,641
Chugai Pharmaceutical Co., Ltd. (b)	5,400	137,215
Daiichi Sankyo Co., Ltd.	8,400	269,199
Eisai Co., Ltd.	2,100	137,548
Eli Lilly and Co.	16,870	6,171,721
GSK plc	49,129	854,344
Jazz Pharmaceuticals plc (a)	897	142,901
Johnson & Johnson	45,993	8,124,663
Merck & Co., Inc.	54,799	6,079,949
Novartis AG	22,821	2,067,156
Novo Nordisk A/S - Class B	18,223	2,467,393
Ono Pharmaceutical Co., Ltd.	25,500	596,514
Pfizer, Inc.	77,420	3,967,001
Recordati Industria Chimica e Farmaceutica S.p.A.	2,769	115,100
Roche Holding AG	7,363	2,313,910
Sanofi	18,055	1,747,013
Takeda Pharmaceutical Co., Ltd.	11,400	356,069
Viatris, Inc.	10,100	112,413
Zoetis, Inc.	3,205	469,693

		44,338,446

Professional Services —0.3%
CoStar Group, Inc. (a)(b)	2,699	208,578
Experian plc	5,023	171,001
Recruit Holdings Co., Ltd.	7,200	228,988
RELX plc	44,675	1,237,756
TechnoPro Holdings, Inc.	2,700	71,382
Verisk Analytics, Inc.	1,191	210,116
Visional, Inc. (a)	600	39,840
Wolters Kluwer NV	5,785	604,296

		2,771,957

Real Estate Management & Development —0.1%
CK Asset Holdings, Ltd.	52,500	323,232
Mitsui Fudosan Co., Ltd.	12,500	228,362
Sagax AB - Class B	6,665	151,799
Vonovia SE	4,443	104,710

		808,103

Road & Rail—0.6%
Canadian National Railway Co.	8,716	1,035,363
Canadian Pacific Railway, Ltd. (b)	8,422	627,918

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail —(Continued)
CSX Corp.	20,490	$634,780
GMexico Transportes S.A.B. de C.V.	30,000	58,348
Norfolk Southern Corp.	1,545	380,719
Odakyu Electric Railway Co., Ltd.	10,600	138,159
Old Dominion Freight Line, Inc. (b)	388	110,107
RXO, Inc. (a)	9,188	158,034
TFI International, Inc. (b)	1,190	119,185
Uber Technologies, Inc. (a)	8,039	198,804
Union Pacific Corp.	13,876	2,873,303
XPO, Inc. (a)(b)	9,188	305,868

		6,640,588

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	34,675	2,245,900
Analog Devices, Inc.	5,207	854,104
Applied Materials, Inc.	8,861	862,884
ASML Holding NV	3,370	1,824,191
Axcelis Technologies, Inc. (a)	829	65,789
BE Semiconductor Industries NV	1,324	80,430
Broadcom, Inc. (b)	4,253	2,377,980
Enphase Energy, Inc. (a)	5,944	1,574,922
First Solar, Inc. (a)	14,796	2,216,293
Infineon Technologies AG	5,980	182,137
Intel Corp.	16,972	448,570
KLA Corp. (b)	1,592	600,232
Lam Research Corp.	4,211	1,769,883
Lasertec Corp.	600	99,661
Marvell Technology, Inc.	7,785	288,356
Microchip Technology, Inc.	6,254	439,344
Micron Technology, Inc. (b)	7,908	395,242
NVIDIA Corp.	27,216	3,977,346
NXP Semiconductors NV	1,973	311,793
QUALCOMM, Inc.	11,146	1,225,391
Renesas Electronics Corp. (a)	8,500	76,819
Soitec (a)	225	37,073
SolarEdge Technologies, Inc. (a)	964	273,072
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,240	315,838
Texas Instruments, Inc. (b)	28,245	4,666,639
Tokyo Electron, Ltd.	1,300	386,183
Tokyo Seimitsu Co., Ltd.	1,700	55,232

		27,651,304

Software—4.0%
Adobe, Inc. (a)	7,202	2,423,689
Autodesk, Inc. (a)	1,170	218,638
Bill.com Holdings, Inc. (a)(b)	685	74,638
Cadence Design Systems, Inc. (a)	8,722	1,401,102
Check Point Software Technologies, Ltd. (a)	3,975	501,486
Constellation Software, Inc.	361	563,619
Crowdstrike Holdings, Inc. - Class A (a)	9,216	970,353
Datadog, Inc. - Class A (a)(b)	6,847	503,254
DocuSign, Inc. (a)(b)	1,737	96,264
DoubleVerify Holdings, Inc. (a)	2,771	60,851
Dropbox, Inc. - Class A (a)	10,191	228,075
Dynatrace, Inc. (a)	7,160	274,228
Fortinet, Inc. (a)(b)	14,375	702,794

Software—(Continued)
Gen Digital Inc	10,950	234,658
HubSpot, Inc. (a)	836	241,713
Intuit, Inc.	6,053	2,355,949
Microsoft Corp.	92,914	22,282,635
Nice, Ltd. (ADR) (a)	747	143,648
Oracle Corp.	32,290	2,639,385
Oracle Corp. Japan	1,500	97,596
Palantir Technologies, Inc. - Class A (a)(b)	10,555	67,763
Palo Alto Networks, Inc. (a)(b)	5,041	703,421
Paycom Software, Inc. (a)	812	251,972
Paylocity Holding Corp. (a)	1,009	196,008
Progress Software Corp. (b)	1,383	69,772
Qualys, Inc. (a)	1,298	145,674
RingCentral, Inc. - Class A (a)	1,936	68,534
Roper Technologies, Inc.	1,321	570,791
Salesforce, Inc. (a)	10,423	1,381,986
SAP SE	4,433	457,483
ServiceNow, Inc. (a)	2,230	865,842
Splunk, Inc. (a)(b)	1,455	125,261
Synopsys, Inc. (a)	1,199	382,829
Tenable Holdings, Inc. (a)	5,114	195,099
VMware, Inc. - Class A (a)	1,385	170,023
WiseTech Global, Ltd.	3,381	116,590
Workday, Inc. - Class A (a)	2,509	419,831
Zoom Video Communications, Inc. - Class A (a)(b)	1,311	88,807
Zscaler, Inc. (a)(b)	2,983	333,798

		42,626,059

Specialty Retail—1.0%
AutoZone, Inc. (a)	293	722,591
Fast Retailing Co., Ltd.	400	242,402
H & M Hennes & Mauritz AB - B Shares	6,358	68,632
Home Depot, Inc. (The)	13,255	4,186,724
Industria de Diseno Textil S.A.	19,473	518,530
Lowe’s Cos., Inc. (b)	3,080	613,659
O’Reilly Automotive, Inc. (a)(b)	2,771	2,338,807
Ross Stores, Inc.	2,370	275,086
TJX Cos., Inc. (The)	5,654	450,058
Tractor Supply Co. (b)	5,340	1,201,340
USS Co., Ltd.	6,300	99,840

		10,717,669

Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc. (b)	162,673	21,136,103
HP, Inc. (b)	14,365	385,988
NetApp, Inc.	4,106	246,606
Pure Storage, Inc. - Class A (a)	5,017	134,255

		21,902,952

Textiles, Apparel & Luxury Goods—0.8%
Adidas AG	847	115,624
Burberry Group plc	9,561	233,623
Cie Financiere Richemont S.A. - Class A	3,294	426,262
Crocs, Inc. (a)	1,976	214,258
Deckers Outdoor Corp. (a)	2,331	930,442

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Hermes International	404	$623,429
Kering S.A.	436	223,137
Lululemon Athletica, Inc. (a)	2,498	800,309
LVMH Moet Hennessy Louis Vuitton SE	2,755	2,001,356
Moncler S.p.A.	10,213	543,645
NIKE, Inc. - Class B	17,888	2,093,075
VF Corp. (b)	3,386	93,487

		8,298,647

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd. (b)	2,574	100,077
MGIC Investment Corp.	7,230	93,990
NMI Holdings, Inc. - Class A (a)	2,170	45,353
Radian Group, Inc.	7,200	137,304

		376,724

Tobacco—0.2%
Altria Group, Inc. (b)	8,644	395,117
British American Tobacco plc	10,695	424,321
Imperial Brands plc	8,097	202,300
Philip Morris International, Inc.	6,608	668,796

		1,690,534

Trading Companies & Distributors—0.6%
Ashtead Group plc	3,154	180,178
Boise Cascade Co. (b)	1,519	104,310
Brenntag SE	3,550	226,972
Bunzl plc	9,025	301,230
Fastenal Co.	10,897	515,646
Ferguson plc	2,063	260,646
ITOCHU Corp.	7,400	231,375
Marubeni Corp.	23,200	265,125
Mitsui & Co., Ltd.	25,300	735,655
MonotaRO Co., Ltd.	11,400	161,207
Rexel S.A. (a)	5,416	107,329
Sumitomo Corp.	31,000	514,046
Toromont Industries, Ltd.	5,393	389,180
Toyota Tsusho Corp.	3,700	135,632
Triton International, Ltd. (b)	882	60,664
United Rentals, Inc. (a)	791	281,137
Watsco, Inc. (b)	1,187	296,038
WESCO International, Inc. (a)	1,597	199,944
WW Grainger, Inc. (b)	1,616	898,900

		5,865,214

Transportation Infrastructure—0.0%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	604	86,861

Water Utilities—0.1%
American Water Works Co., Inc. (b)	4,098	624,617

Wireless Telecommunication Services—0.2%
KDDI Corp.	44,300	1,338,929
SoftBank Group Corp.	7,100	300,671

Wireless Telecommunication Services—(Continued)
T-Mobile U.S., Inc. (a)	2,923	409,220
Vodafone Group plc	127,292	129,032

		2,177,852

Total Common Stocks (Cost $525,656,069)		547,371,946

Corporate Bonds & Notes—33.7%

Agriculture—0.3%
Altria Group, Inc. 5.800%, 02/14/39 (b)	1,171,000	1,079,741
BAT Capital Corp. 4.390%, 08/15/37 (b)	1,303,000	1,013,084
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (b)	1,865,000	1,530,646

		3,623,471

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 2.700%, 08/10/26 (b)	3,043,000	2,642,541

Auto Parts & Equipment—0.0%
Aptiv plc 3.250%, 03/01/32 (b)	609,000	498,137

Banks—10.4%
Banco Santander S.A. 2.749%, 12/03/30	2,200,000	1,684,982
Bank of America Corp. 2.884%, 3M LIBOR + 1.190%, 10/22/30 (c)	10,136,000	8,479,525
4.375%, 5Y H15 + 2.760%, 01/27/27 (c)	10,359,000	8,773,356
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	5,646,000	4,764,140
Barclays plc 5.501%, 1Y H15 + 2.650%, 08/09/28 (b)(c)	2,026,000	1,962,256
BPCE S.A. 2.277%, SOFR + 1.312%, 01/20/32 (144A) (c)	2,741,000	2,049,163
Citigroup, Inc. 2.572%, SOFR + 2.107%, 06/03/31 (c)	3,567,000	2,884,955
2.666%, SOFR + 1.146%, 01/29/31 (b)(c)	5,457,000	4,475,740
6.270%, SOFR + 2.338%, 11/17/33 (b)(c)	1,813,000	1,870,367
Cooperatieve Rabobank UA 4.655%, 1Y H15 + 1.750%, 08/22/28 (144A) (c)	2,318,000	2,224,771
Credit Suisse Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	1,000,000	798,683
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,281,000	2,016,542
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	2,800,000	1,934,650
4.550%, 04/17/26 (b)	545,000	480,675
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	2,642,000	2,240,105
Discover Bank 3.450%, 07/27/26	1,023,000	941,961
4.250%, 03/13/26 (b)	945,000	898,664

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (c)	5,587,000	$4,273,631
3.650%, 5Y H15 + 2.850%, 06/01/26 (b)(c)	3,695,000	3,163,844
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (b)(c)	1,654,000	1,421,486
Manufacturers & Traders Trust Co. 3.400%, 08/17/27 (b)	4,596,000	4,181,222
Morgan Stanley 1.928%, SOFR + 1.020%, 04/28/32 (c)	1,219,000	919,768
2.511%, SOFR + 1.200%, 10/20/32 (b)(c)	1,761,000	1,378,090
2.699%, SOFR + 1.143%, 01/22/31 (b)(c)	4,389,000	3,626,836
4.889%, SOFR + 2.076%, 07/20/33 (b)(c)	2,795,000	2,625,962
NatWest Group plc 3.073%, 1Y H15 + 2.550%, 05/22/28 (b)(c)	2,333,000	2,084,884
4.800%, 04/05/26 (b)	1,708,000	1,670,306
PNC Financial Services Group, Inc. (The) 6.200%, 5Y H15 + 3.238%, 09/15/27 (b)(c)	4,387,000	4,287,196
Santander Holdings USA, Inc. 3.500%, 06/07/24 (b)	1,742,000	1,692,384
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (b)(c)	1,538,000	1,323,311
2.797%, 1Y H15 + 1.300%, 01/19/28 (144A) (b)(c)	1,449,000	1,267,740
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (b)(c)	10,078,000	9,072,744
4.916%, SOFR + 2.240%, 07/28/33 (b)(c)	1,543,000	1,447,322
UBS Group AG 3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (b)(c)	1,378,000	1,168,173
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	2,487,000	2,120,212
Wells Fargo & Co. 3.196%, 3M LIBOR + 1.170%, 06/17/27 (b)(c)	4,295,000	3,983,966
3.350%, SOFR + 1.500%, 03/02/33 (b)(c)	2,483,000	2,091,674
3.900%, 5Y H15 + 3.453%, 03/15/26 (b)(c)	7,368,000	6,448,953
4.897%, SOFR + 2.100%, 07/25/33 (b)(c)	1,722,000	1,635,096

		110,365,335

Beverages—0.9%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48 (b)	9,294,000	7,937,327
JDE Peet’s NV 2.250%, 09/24/31 (144A) (b)	1,519,000	1,148,218

		9,085,545

Building Materials—0.0%
Masco Corp. 1.500%, 02/15/28 (b)	500,000	413,947

Chemicals—0.1%
Westlake Corp. 3.375%, 06/15/30 (b)	1,131,000	967,799

Commercial Services—0.4%
Quanta Services, Inc. 2.900%, 10/01/30 (b)	2,358,000	1,938,797
S&P Global, Inc. 2.500%, 12/01/29 (b)	1,098,000	938,677

Commercial Services—(Continued)
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A) (b)	1,116,000	877,820

		3,755,294

Cosmetics/Personal Care—0.5%
GSK Consumer Healthcare Capital U.S. LLC 3.375%, 03/24/27	5,594,000	5,207,767

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26 (b)	1,118,000	983,596
3.000%, 10/29/28	3,194,000	2,675,854
Discover Financial Services 4.500%, 01/30/26 (b)	659,000	636,994
6.700%, 11/29/32 (b)	602,000	611,919

		4,908,363

Electric—1.8%
AES Corp. (The) 1.375%, 01/15/26 (b)	928,000	824,054
3.300%, 07/15/25 (144A) (b)	2,086,000	1,966,891
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	364,626
CenterPoint Energy Houston Electric LLC 2.900%, 07/01/50	2,897,000	1,947,808
Exelon Corp. 4.700%, 04/15/50 (b)	2,811,000	2,448,571
NextEra Energy Capital Holdings, Inc. 2.440%, 01/15/32 (b)	1,243,000	1,002,983
NRG Energy, Inc. 2.450%, 12/02/27 (144A) (b)	2,705,000	2,241,241
Pacific Gas and Electric Co. 3.150%, 01/01/26 (b)	1,000,000	929,207
3.300%, 08/01/40 (b)	3,059,000	2,071,150
PG&E Energy Recovery Funding LLC 2.280%, 01/15/38	1,624,000	1,224,978
2.822%, 07/15/48 (b)	2,151,000	1,499,931
Sempra Energy 3.800%, 02/01/38	2,000,000	1,640,087
Southern California Edison Co. 4.200%, 03/01/29 (b)	500,000	475,542
5.500%, 03/15/40	335,000	322,401

		18,959,470

Electronics—0.5%
Amphenol Corp. 2.800%, 02/15/30 (b)	5,764,000	4,919,944

Entertainment—0.3%
Warnermedia Holdings, Inc. 5.050%, 03/15/42 (144A) (b)	1,938,000	1,482,730
5.141%, 03/15/52 (144A)	1,124,000	817,110
5.391%, 03/15/62 (144A) (b)	1,468,000	1,071,660

		3,371,500

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.1%
Flowers Foods, Inc. 2.400%, 03/15/31 (b)	1,803,000	$1,451,271

Gas—0.1%
NiSource, Inc. 1.700%, 02/15/31 (b)	1,231,000	938,421

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (b)(c)	2,255,000	1,919,158

Healthcare-Services—0.5%
HCA, Inc. 2.375%, 07/15/31	3,007,000	2,340,734
4.625%, 03/15/52 (144A) (b)	1,220,000	949,521
UnitedHealth Group, Inc. 4.200%, 05/15/32 (b)	1,000,000	949,265
5.875%, 02/15/53 (b)	1,458,000	1,574,297

		5,813,817

Home Furnishings—0.1%
Whirlpool Corp. 4.500%, 06/01/46 (b)	1,605,000	1,236,973

Insurance—0.9%
Corebridge Financial, Inc. 6.875%, 5Y H15 + 3.846%, 12/15/52 (144A) (b)(c)	1,196,000	1,105,145
Hartford Financial Services Group, Inc. (The) 2.900%, 09/15/51	1,285,000	807,722
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,250,000	1,005,717
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (b)(c)	1,870,000	1,685,955
Prudential plc 3.625%, 03/24/32 (b)	5,280,000	4,606,938

		9,211,477

Internet—0.1%
Expedia Group, Inc.
2.950%, 03/15/31 (b)	411,000	330,498
4.625%, 08/01/27 (b)	652,000	625,498

		955,996

Iron/Steel—0.3%
Nucor Corp. 3.125%, 04/01/32	3,902,000	3,307,447

Lodging—0.4%
Las Vegas Sands Corp. 3.200%, 08/08/24	4,495,000	4,248,633

Machinery-Diversified—0.1%
Xylem, Inc. 2.250%, 01/30/31 (b)	1,835,000	1,488,554

Media—1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.700%, 04/01/51	6,000,000	3,648,406
Comcast Corp.
2.887%, 11/01/51	5,246,000	3,369,217
3.400%, 04/01/30 (b)	1,176,000	1,072,325
Discovery Communications LLC
3.625%, 05/15/30 (b)	1,525,000	1,256,736
4.125%, 05/15/29 (b)	2,621,000	2,271,267

		11,617,951

Mining—0.2%
Barrick North America Finance LLC 5.750%, 05/01/43 (b)	2,247,000	2,269,025

Oil & Gas—2.0%
BP Capital Markets plc 4.375%, 5Y H15 + 4.036%, 06/22/25 (b)(c)	982,000	937,810
Canadian Natural Resources, Ltd.
2.950%, 07/15/30 (b)	2,106,000	1,774,522
4.950%, 06/01/47 (b)	2,159,000	1,872,820
Cenovus Energy, Inc. 2.650%, 01/15/32 (b)	855,000	682,630
Continental Resources, Inc.
2.875%, 04/01/32 (144A) (b)	2,394,000	1,773,208
4.375%, 01/15/28 (b)	1,596,000	1,462,351
5.750%, 01/15/31 (144A) (b)	507,000	471,946
Diamondback Energy, Inc.
3.125%, 03/24/31 (b)	2,336,000	1,934,351
4.250%, 03/15/52 (b)	1,585,000	1,159,698
EQT Corp.
5.700%, 04/01/28	833,000	828,524
6.125%, 02/01/25 (b)	4,160,000	4,169,776
Marathon Petroleum Corp. 4.500%, 04/01/48	2,723,000	2,174,557
Valero Energy Corp. 4.000%, 04/01/29 (b)	1,705,000	1,604,401

		20,846,594

Packaging & Containers—0.3%
Berry Global, Inc. 1.650%, 01/15/27	1,986,000	1,698,569
CCL Industries, Inc. 3.050%, 06/01/30 (144A) (b)	1,885,000	1,550,677

		3,249,246

Pharmaceuticals—0.8%
AbbVie, Inc. 4.250%, 11/21/49 (b)	3,705,000	3,074,724
Becton Dickinson & Co. 2.823%, 05/20/30 (b)	1,581,000	1,356,907
CVS Health Corp. 2.700%, 08/21/40 (b)	5,167,000	3,569,724

		8,001,355

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—2.3%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (b)	8,126,000	$7,345,263
Energy Transfer L.P.
4.050%, 03/15/25	1,531,000	1,482,918
4.400%, 03/15/27 (b)	744,000	706,744
4.950%, 05/15/28 (b)	1,098,000	1,053,138
Kinder Morgan Energy Partners L.P.
5.800%, 03/15/35 (b)	311,000	303,788
6.950%, 01/15/38	1,655,000	1,751,017
MPLX L.P.
4.500%, 04/15/38	2,817,000	2,372,950
4.950%, 03/14/52 (b)	4,864,000	3,973,129
ONEOK, Inc. 4.350%, 03/15/29 (b)	903,000	834,545
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29	1,391,000	1,206,089
3.800%, 09/15/30 (b)	1,084,000	942,084
Targa Resources Corp. 4.200%, 02/01/33 (b)	2,537,000	2,182,742

		24,154,407

Real Estate Investment Trusts—3.9%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/33 (b)	2,419,000	1,798,648
American Tower Corp. 2.100%, 06/15/30 (b)	6,606,000	5,228,956
Boston Properties L.P.
3.250%, 01/30/31 (b)	2,182,000	1,803,813
3.400%, 06/21/29 (b)	1,000,000	861,209
4.500%, 12/01/28 (b)	2,671,000	2,476,118
Crown Castle, Inc.
2.250%, 01/15/31 (b)	6,806,000	5,459,990
3.700%, 06/15/26 (b)	1,312,000	1,247,496
Digital Realty Trust L.P.
3.600%, 07/01/29 (b)	2,306,000	2,059,685
3.700%, 08/15/27 (b)	2,492,000	2,312,454
Equinix, Inc. 2.150%, 07/15/30 (b)	6,801,000	5,410,462
Essex Portfolio L.P. 2.650%, 03/15/32 (b)	3,000,000	2,364,151
Highwoods Realty L.P. 4.200%, 04/15/29 (b)	1,424,000	1,240,897
Mid-America Apartments L.P.
2.750%, 03/15/30 (b)	2,000,000	1,700,620
4.200%, 06/15/28 (b)	360,000	341,322
Piedmont Operating Partnership L.P. 3.150%, 08/15/30 (b)	1,863,000	1,417,048
Prologis L.P. 1.750%, 07/01/30 (b)	2,484,000	1,956,442
Welltower, Inc. 2.050%, 01/15/29	4,419,000	3,589,066

		41,268,377

Retail—0.3%
McDonald’s Corp. 3.600%, 07/01/30 (b)	1,163,000	1,066,653

Retail—(Continued)
Ross Stores, Inc. 1.875%, 04/15/31 (b)	1,390,000	1,090,958
Tractor Supply Co. 1.750%, 11/01/30	1,350,000	1,036,589

		3,194,200

Semiconductors—0.9%
Broadcom, Inc. 2.600%, 02/15/33 (144A) (b)	3,032,000	2,275,811
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.400%, 05/01/30 (b)	1,746,000	1,508,796
QUALCOMM, Inc.
1.650%, 05/20/32 (b)	4,150,000	3,196,373
5.400%, 05/20/33 (b)	2,285,000	2,378,958

		9,359,938

Software—0.4%
Oracle Corp. 3.600%, 04/01/50	1,087,000	731,841
VMware, Inc. 2.200%, 08/15/31 (b)	4,864,000	3,691,114

		4,422,955

Telecommunications—2.8%
AT&T, Inc.
3.500%, 06/01/41 (b)	9,197,000	6,858,517
4.850%, 03/01/39 (b)	2,000,000	1,789,178
Rogers Communications, Inc. 4.550%, 03/15/52 (144A) (b)	10,591,000	8,211,055
T-Mobile USA, Inc. 3.875%, 04/15/30	9,601,000	8,696,727
Telefonica Emisiones S.A. 5.213%, 03/08/47	1,000,000	802,994
Verizon Communications, Inc. 3.550%, 03/22/51 (b)	4,033,000	2,872,920

		29,231,391

Total Corporate Bonds & Notes (Cost $423,395,133)		356,906,299

Mutual Funds—5.6%

Investment Company Securities—5.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	453,435	47,805,652
SPDR Bloomberg Emerging Markets Local Bond ETF	537,376	11,048,451

Total Mutual Funds (Cost $56,606,693)		58,854,103

Preferred Stocks—0.1%

Automobiles—0.0%
Volkswagen AG	1,878	234,072

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Household Products—0.1%
Henkel AG & Co. KGaA	3,846	$267,735

Life Sciences Tools & Services—0.0%
Sartorius AG	441	174,396

Total Preferred Stocks (Cost $911,035)		676,203

Short-Term Investments—5.1%

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $47,876,373; collateralized by U.S. Treasury Notes with rates ranging from 0.250% - 2.750%, maturity dates ranging from 02/15/24 - 03/15/24, and an aggregate market value of 48,824,251.	47,866,800	47,866,800

U.S. Treasury—0.6%
U.S. Treasury Bill 3.684%, 03/09/23 (d)	6,501,800	6,451,987

Total Short-Term Investments (Cost $54,324,028)		54,318,787

Securities Lending Reinvestments (e)—21.0%

Certificates of Deposit—5.0%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (c)	4,000,000	4,005,403
Bank of Nova Scotia
4.710%, FEDEFF PRV + 0.380%, 01/06/23 (c)	5,000,000	5,000,089
4.810%, SOFR + 0.510%, 03/15/23 (c)	5,000,000	5,002,101
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (c)	4,000,000	4,000,284
Cooperatieve Rabobank UA
4.670%, SOFR + 0.370%, 03/20/23 (c)	5,000,000	5,000,000
4.830%, SOFR + 0.530%, 02/01/23 (c)	5,000,000	5,001,045
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (c)	3,000,000	3,000,900
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (c)	5,000,000	5,001,973
Nordea Bank Abp (NY) 4.850%, SOFR + 0.550%, 02/21/23 (c)	2,000,000	2,000,670
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (c)	3,000,000	2,999,952
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (c)	4,000,000	4,006,072
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (c)	3,000,000	3,000,330
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (c)	5,000,000	5,000,000

		53,018,819

Commercial Paper—0.6%
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (c)	6,000,000	6,001,620

Repurchase Agreements—13.0%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $10,250,264; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $10,200,001.	10,000,000	10,000,000
HSBC Bank plc
Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $31,221,904; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $31,858,815.	31,206,994	31,206,994
National Bank Financial, Inc.
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $20,009,600; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $20,477,385.	20,000,000	20,000,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $20,016,800; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $20,447,564.	20,000,000	20,000,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $15,012,979; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $16,332,428.	15,000,000	15,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $5,022,604; collateralized by various Common Stock with an aggregate market value of $5,556,273.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,000,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $2,043,613.	2,000,000	2,000,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $2,000,976; collateralized by various Common Stock with an aggregate market value of $2,225,694.	2,000,000	2,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $13,667,744; collateralized by various Common Stock with an aggregate market value of $15,203,922.	13,661,050	$13,661,050
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $3,402,922; collateralized by various Common Stock with an aggregate market value of $3,784,853.	3,400,000	3,400,000
TD Prime Services LLC
Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $15,207,431; collateralized by various Common Stock with an aggregate market value of $16,967,937.	15,200,000	15,200,000

		137,468,044

Mutual Funds—2.4%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (f)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (f)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (f)	10,000,000	10,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (f)	5,000,000	5,000,000

		26,000,000

Total Securities Lending Reinvestments (Cost $222,468,044)		222,488,483

Total Investments— 117.2% (Cost $1,283,361,002)		1,240,615,821
Other assets and liabilities (net)—(17.2)%		(181,877,857)

Net Assets—100.0%		$1,058,737,964

*	Principalamount stated in U.S. dollars unless otherwise noted.
(a)	Non-incomeproducing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $240,661,710 and the collateral received consisted of cash in the amount of $222,468,044 and non-cash collateral with a value of $25,771,195. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $46,616,135, which is 4.4% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	15,832,000	MSIP	01/25/23	USD	10,572,405	$215,907
CAD	9,882,000	JPMC	01/26/23	USD	7,397,343	(98,161)
CHF	6,421,000	UBSA	01/26/23	USD	6,803,745	156,854
CLP	201,568,000	MSIP	01/19/23	USD	217,176	20,131
CLP	4,055,515,000	MSIP	01/19/23	USD	4,533,835	240,747
CNH	37,374,000	UBSA	01/19/23	USD	5,369,075	37,731
COP	6,336,758,000	GSI	01/19/23	USD	1,249,484	54,056
CZK	83,234,000	UBSA	01/26/23	USD	3,629,371	48,917
DKK	9,189,000	MSIP	01/26/23	USD	1,285,313	39,646
EUR	22,311,103	JPMC	01/26/23	USD	23,130,500	787,482
GBP	17,544,000	UBSA	01/26/23	USD	21,307,837	(85,779)
HUF	1,621,043,000	UBSA	01/26/23	USD	4,213,127	104,746
IDR	57,665,420,000	GSI	01/19/23	USD	3,668,984	34,667
ILS	13,463,000	UBSA	01/26/23	USD	3,921,154	(87,808)
INR	697,591,000	GSI	01/19/23	USD	8,503,060	(77,832)
JPY	3,413,606,344	UBSA	01/26/23	USD	24,367,220	1,715,012
MXN	79,243,000	UBSA	01/26/23	USD	3,976,202	74,402
NOK	49,627,000	UBSA	01/26/23	USD	4,936,522	133,553
NZD	7,837,000	MSIP	01/26/23	USD	4,855,186	122,009
PHP	310,901,000	GSI	01/19/23	USD	5,408,385	167,565
PLN	14,740,000	UBSA	01/26/23	USD	3,314,420	44,029
SEK	101,468,000	UBSA	01/26/23	USD	9,766,371	(30,294)
THB	296,603,000	JPMC	01/26/23	USD	8,235,916	346,509
TWD	27,025,000	UBSA	01/19/23	USD	876,254	4,302
ZAR	62,670,000	MSIP	01/26/23	USD	3,617,155	64,250

Contracts to Deliver
AUD	7,965,000	UBSA	01/25/23	USD	5,341,743	(85,803)
BRL	3,280,000	MSIP	02/02/23	USD	600,612	(17,245)
CLP	4,302,720,000	GSI	01/19/23	USD	4,517,766	(547,852)
CNH	38,979,000	GSI	01/19/23	USD	5,455,653	(183,345)
CNH	110,000	JPMC	01/19/23	USD	15,436	(478)
CZK	87,304,000	UBSA	01/26/23	USD	3,695,911	(162,239)
EUR	2,812,000	UBSA	01/26/23	USD	2,983,822	(30,703)
GBP	2,112,100	UBSA	01/11/23	USD	2,548,804	(5,092)
GBP	5,295,419	MSIP	01/26/23	USD	6,313,463	(92,128)
GBP	2,647,710	MSIP	01/26/23	USD	3,163,066	(39,730)
GBP	2,647,710	UBSA	01/26/23	USD	3,158,506	(44,290)
HUF	1,604,350,000	MSIP	01/26/23	USD	4,034,755	(238,653)
IDR	68,722,740,000	MSIP	01/19/23	USD	4,414,359	534
ILS	11,794,000	UBSA	01/26/23	USD	3,418,826	60,698
INR	400,094,000	MSIP	01/19/23	USD	4,829,603	(2,573)
INR	364,627,000	MSIP	01/19/23	USD	4,451,258	47,437
JPY	1,614,625,000	UBSA	01/26/23	USD	11,844,043	(492,770)
KRW	6,964,767,000	GSI	01/19/23	USD	5,349,283	(160,079)
KRW	17,449,000	GSI	01/19/23	USD	13,063	(739)
KRW	2,510,997,000	MSIP	01/19/23	USD	1,927,977	(58,306)
MXN	90,741,000	JPMC	01/26/23	USD	4,617,445	(20,894)
MYR	89,000	GSI	01/19/23	USD	19,584	(633)
NOK	40,036,000	UBSA	01/26/23	USD	4,031,322	(58,901)
NZD	8,084,000	UBSA	01/26/23	USD	5,131,998	(2,064)
PHP	322,864,000	MSIP	01/19/23	USD	5,822,090	31,586
PLN	15,727,000	UBSA	01/26/23	USD	3,411,719	(171,615)
SEK	79,970,000	MSIP	01/26/23	USD	7,562,780	(110,516)
THB	317,077,000	MSIP	01/26/23	USD	9,123,770	(51,085)
ZAR	71,431,000	UBSA	01/26/23	USD	4,103,253	(92,797)

Cross Currency Contracts to Buy
AUD	15,895,000	UBSA	01/25/23	GBP	8,734,318	266,071
CAD	493,775	UBSA	01/25/23	AUD	553,000	(12,111)

Net Unrealized Appreciation						$1,756,326

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/17/23	807	EUR	30,544,950	$(1,020,461)
FTSE 100 Index Futures	03/17/23	223	GBP	16,649,180	3,055
MSCI Emerging Markets Index Mini Futures	03/17/23	111	USD	5,324,670	(21,505)
Nikkei 225 Index Futures	03/09/23	25	JPY	652,000,000	(302,042)
S&P 500 Index E-Mini Futures	03/17/23	45	USD	8,687,250	(268,739)
S&P TSX 60 Index Futures	03/16/23	64	CAD	14,974,720	(399,046)
TOPIX Index Futures	03/09/23	74	JPY	1,399,710,000	(270,883)
U.S. Treasury Long Bond Futures	03/22/23	460	USD	57,658,125	(647,530)
U.S. Treasury Note 2 Year Futures	03/31/23	263	USD	53,935,547	106,431
U.S. Treasury Note 5 Year Futures	03/31/23	287	USD	30,975,820	(11,676)
U.S. Treasury Ultra Long Bond Futures	03/22/23	3	USD	402,938	(7,341)

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/17/23	(1,053)	EUR	(39,856,050)	1,643,717
Euro-Schatz Futures	03/08/23	(55)	EUR	(5,798,100)	65,150
FTSE 100 Index Futures	03/17/23	(86)	GBP	(6,420,760)	3,209
NASDAQ 100 Index E-Mini Futures	03/17/23	(46)	USD	(10,140,470)	552,678
S&P 500 Index E-Mini Futures	03/17/23	(739)	USD	(142,663,950)	3,607,331
SPI 200 Index Futures	03/16/23	(12)	AUD	(2,097,600)	24,900
TOPIX Index Futures	03/09/23	(136)	JPY	(2,572,440,000)	445,166
U.S. Treasury Note 10 Year Futures	03/22/23	(2,255)	USD	(253,229,453)	1,448,416
U.S. Treasury Note 2 Year Futures	03/31/23	(157)	USD	(32,197,266)	109,378
U.S. Treasury Note 5 Year Futures	03/31/23	(126)	USD	(13,599,141)	9,507

Net Unrealized Appreciation					$5,069,715

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	12M SOFR	Annually	3.525%	Annually	01/24/33	USD	305,000,000	$(816,272)	$—	$(816,272)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(GSI)—	GoldmanSachs International
(JPMC)—	JPMorganChase Bank N.A.
(MSIP)—	MorganStanley & Co. International plc
(UBSA)—	UBS AG

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Currencies

(AUD)—	AustralianDollar
(BRL)—	BrazilianReal
(CAD)—	CanadianDollar
(CHF)—	Swiss Franc
(CLP)—	ChileanPeso
(CNH)—	ChineseRenminbi
(COP)—	ColombianPeso
(CZK)—	Czech Koruna
(DKK)—	DanishKrone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	HungarianForint
(IDR)—	IndonesianRupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	JapaneseYen
(KRW)—	South Korean Won
(MXN)—	MexicanPeso
(MYR)—	MalaysianRinggit
(NOK)—	NorwegianKrone
(NZD)—	New Zealand Dollar
(PHP)—	PhilippinePeso
(PLN)—	Polish Zloty
(SEK)—	SwedishKrona
(THB)—	Thai Baht
(TWD)—	TaiwaneseDollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFFPRV)—	EffectiveFederal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	AmericanDepositary Receipt
(DAC)—	DesignatedActivity Company
(ETF)—	Exchange-TradedFund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,150,650	$914,334	$—	$6,064,984
Air Freight & Logistics	1,791,622	399,687	—	2,191,309
Airlines	697,003	—	—	697,003
Auto Components	440,135	204,753	—	644,888
Automobiles	3,097,794	4,496,517	—	7,594,311
Banks	22,723,731	11,634,459	—	34,358,190
Beverages	10,685,467	3,531,649	—	14,217,116
Biotechnology	9,653,082	693,670	—	10,346,752
Building Products	2,203,555	1,033,510	—	3,237,065
Capital Markets	17,072,678	2,816,615	—	19,889,293
Chemicals	9,451,859	2,914,707	—	12,366,566
Commercial Services & Supplies	3,804,740	91,273	—	3,896,013
Communications Equipment	2,355,723	306,786	—	2,662,509
Construction & Engineering	—	706,078	—	706,078
Construction Materials	1,013,712	455,169	—	1,468,881
Consumer Finance	2,550,666	—	—	2,550,666
Containers & Packaging	2,323,213	241,346	—	2,564,559
Diversified Consumer Services	448,890	—	—	448,890
Diversified Financial Services	2,467,184	115,755	—	2,582,939
Diversified Telecommunication Services	4,348,521	2,845,560	—	7,194,081
Electric Utilities	5,420,884	1,961,565	—	7,382,449
Electrical Equipment	4,547,366	1,133,464	—	5,680,830
Electronic Equipment, Instruments & Components	1,494,476	1,337,399	—	2,831,875
Energy Equipment & Services	1,976,416	—	—	1,976,416
Entertainment	4,754,632	399,551	—	5,154,183
Equity Real Estate Investment Trusts	5,025,875	1,075,029	—	6,100,904
Food & Staples Retailing	4,832,207	999,832	—	5,832,039
Food Products	5,120,852	3,098,475	—	8,219,327
Gas Utilities	—	251,156	—	251,156
Health Care Equipment & Supplies	8,501,997	1,183,139	—	9,685,136
Health Care Providers & Services	15,759,203	—	—	15,759,203
Health Care Technology	206,771	—	—	206,771
Hotels, Restaurants & Leisure	10,022,633	1,767,682	—	11,790,315
Household Durables	1,385,187	776,191	—	2,161,378
Household Products	6,966,174	1,513,716	—	8,479,890
Independent Power and Renewable Electricity Producers	—	412,887	—	412,887
Industrial Conglomerates	3,050,360	1,070,735	—	4,121,095
Insurance	10,106,080	3,689,747	—	13,795,827
Interactive Media & Services	18,189,809	—	—	18,189,809

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$9,804,859	$472,915	$—	$10,277,774
IT Services	22,877,759	1,245,962	—	24,123,721
Leisure Products	—	238,992	—	238,992
Life Sciences Tools & Services	8,231,717	360,656	—	8,592,373
Machinery	8,418,323	2,016,697	—	10,435,020
Marine	—	330,625	—	330,625
Media	3,574,810	—	—	3,574,810
Metals & Mining	3,918,136	6,541,680	—	10,459,816
Multi-Utilities	1,192,028	1,284,727	—	2,476,755
Multiline Retail	3,551,193	374,772	—	3,925,965
Oil, Gas & Consumable Fuels	19,220,931	9,268,318	—	28,489,249
Paper & Forest Products	—	318,293	—	318,293
Personal Products	933,142	2,904,301	—	3,837,443
Pharmaceuticals	29,463,982	14,874,464	—	44,338,446
Professional Services	418,694	2,353,263	—	2,771,957
Real Estate Management & Development	—	808,103	—	808,103
Road & Rail	6,502,429	138,159	—	6,640,588
Semiconductors & Semiconductor Equipment	24,909,578	2,741,726	—	27,651,304
Software	41,954,390	671,669	—	42,626,059
Specialty Retail	9,788,265	929,404	—	10,717,669
Technology Hardware, Storage & Peripherals	21,902,952	—	—	21,902,952
Textiles, Apparel & Luxury Goods	4,131,571	4,167,076	—	8,298,647
Thrifts & Mortgage Finance	376,724	—	—	376,724
Tobacco	1,063,913	626,621	—	1,690,534
Trading Companies & Distributors	2,745,819	3,119,395	—	5,865,214
Transportation Infrastructure	86,861	—	—	86,861
Water Utilities	624,617	—	—	624,617
Wireless Telecommunication Services	409,220	1,768,632	—	2,177,852
Total Common Stocks	435,743,060	111,628,886	—	547,371,946
Total Corporate Bonds & Notes*	—	356,906,299	—	356,906,299
Total Mutual Funds*	58,854,103	—	—	58,854,103
Total Preferred Stocks*	—	676,203	—	676,203
Total Short-Term Investments*	—	54,318,787	—	54,318,787
Securities Lending Reinvestments
Certificates of Deposit	—	53,018,819	—	53,018,819
Commercial Paper	—	6,001,620	—	6,001,620
Repurchase Agreements	—	137,468,044	—	137,468,044
Mutual Funds	26,000,000	—	—	26,000,000
Total Securities Lending Reinvestments	26,000,000	196,488,483	—	222,488,483
Total Investments	$520,597,163	$720,018,658	$—	$1,240,615,821

Collateral for Securities Loaned (Liability)	$—	$(222,468,044)	$—	$(222,468,044)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,818,841	$—	$4,818,841
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,062,515)	—	(3,062,515)
Total Forward Contracts	$—	$1,756,326	$—	$1,756,326
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,018,938	$—	$—	$8,018,938
Futures Contracts (Unrealized Depreciation)	(2,949,223)	—	—	(2,949,223)
Total Futures Contracts	$5,069,715	$—	$—	$5,069,715
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(816,272)	$—	$(816,272)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,240,615,821
Cash	481,672
Cash denominated in foreign currencies (c)	894,572
Cash collateral (d)	35,004,454
Unrealized appreciation on forward foreign currency exchange contracts	4,818,841
Receivable for:
Fund shares sold	63
Dividends and interest	4,681,454
Variation margin on futures contracts	398,247
Prepaid expenses	4,222

Total Assets	1,286,899,346
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,062,515
Collateral for securities loaned	222,468,044
Payables for:
Fund shares redeemed	293,092
Variation margin on centrally cleared swap contracts	960,248
Accrued Expenses:
Management fees	585,567
Distribution and service fees	229,852
Deferred trustees’ fees	223,391
Other expenses	338,673

Total Liabilities	228,161,382

Net Assets	$1,058,737,964

Net Assets Consist of:
Paid in surplus	$1,187,004,385
Distributable earnings (Accumulated losses)	(128,266,421)

Net Assets	$1,058,737,964

Net Assets
Class B	$1,058,737,964
Capital Shares Outstanding*
Class B	104,912,928
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,283,361,002.
(b)	Includes securities loaned at value of $240,661,710.
(c)	Identified cost of cash denominated in foreign currencies was $912,225.
(d)	Includes collateral of $16,436,135 for futures contracts, $510,000 for forward foreign currency exchange contracts and $18,058,319 for centrally cleared swap contracts.

Consolidated§ Statement of Operations
Year Ended December 31, 2022
Investment Income
Dividends (a)	$13,528,948
Interest	17,137,476
Securities lending income	425,949

Total investment income	31,092,373
Expenses
Management fees	7,693,819
Administration fees	83,244
Custodian and accounting fees	321,526
Distribution and service fees - Class B	3,013,651
Audit and tax services	98,528
Legal	50,711
Trustees’ fees and expenses	9,574
Shareholder reporting	44,369
Insurance	10,682
Miscellaneous	40,464

Total expenses	11,366,568
Less management fee waiver	(57,162)

Net expenses	11,309,406

Net Investment Income	19,782,967

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(21,941,618)
Futures contracts	(4,354,648)
Swap contracts	(68,333,534)
Foreign currency transactions	28,086
Forward foreign currency transactions	(10,104,326)

Net realized gain (loss)	(104,706,040)

Net change in unrealized appreciation (depreciation) on:
Investments	(210,475,359)
Futures contracts	2,204,291
Swap contracts	(4,734,012)
Foreign currency transactions	(49,201)
Forward foreign currency transactions	1,717,513

Net change in unrealized appreciation (depreciation)	(211,336,768)

Net realized and unrealized gain (loss)	(316,042,808)

Net Increase (Decrease) in Net Assets From Operations	$(296,259,841)

(a)	Net of foreign withholding taxes of $520,823.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,782,967	$16,086,447
Net realized gain (loss)	(104,706,040)	90,814,634
Net change in unrealized appreciation (depreciation)	(211,336,768)	62,608,448

Increase (decrease) in net assets from operations	(296,259,841)	169,509,529

From Distributions to Shareholders
Class B	(95,867,634)	(7,937,442)

Total distributions	(95,867,634)	(7,937,442)

Increase (decrease) in net assets from capital share transactions	(65,020,973)	(252,406,351)

Total increase (decrease) in net assets	(457,148,448)	(90,834,264)

Net Assets
Beginning of period	1,515,886,412	1,606,720,676

End of period	$1,058,737,964	$1,515,886,412

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	482,149	$5,226,618	508,387	$6,633,047
Reinvestments	9,362,074	95,867,634	608,233	7,937,442
Redemptions	(14,944,338)	(166,115,225)	(20,393,871)	(266,976,840)

Net increase (decrease)	(5,100,115)	$(65,020,973)	(19,277,251)	$(252,406,351)

Increase (decrease) derived from capital shares transactions		$(65,020,973)		$(252,406,351)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.78	$12.43	$13.12	$10.96	$12.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.13	0.10	0.23	0.22
Net realized and unrealized gain (loss)	(2.95)	1.28	0.10	2.11	(1.37)

Total income (loss) from investment operations	(2.77)	1.41	0.20	2.34	(1.15)

Less Distributions
Distributions from net investment income	(0.16)	(0.04)	(0.22)	(0.18)	(0.18)
Distributions from net realized capital gains	(0.76)	(0.02)	(0.67)	0.00	(0.59)

Total distributions	(0.92)	(0.06)	(0.89)	(0.18)	(0.77)

Net Asset Value, End of Period	$10.09	$13.78	$12.43	$13.12	$10.96

Total Return (%) (b)	(20.17)	11.42	2.11	21.49	(9.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.94	0.92	0.93
Net ratio of expenses to average net assets (%) (c)	0.94	0.92	0.93	0.91	0.91 (d)
Ratio of net investment income (loss) to average net assets (%)	1.64	1.03	0.83	1.85	1.86
Portfolio turnover rate (%)	45	35	138	90	77
Net assets, end of period (in millions)	$1,058.7	$1,515.9	$1,606.7	$1,785.0	$1,693.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)

Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net asset was 0.01% for the year ended December 31, 2018.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2022, the Portfolio held $10,164 in the Subsidiary, representing 0.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $47,866,800. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $137,468,044. The

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(73,878,367)	$—	$—	$—	$(73,878,367)
Corporate Bonds & Notes	(99,505,447)	—	—	—	(99,505,447)
Mutual Funds	(49,084,230)	—	—	—	(49,084,230)
Total Borrowings	$(222,468,044)	$—	$—	$—	$(222,468,044)
Gross amount of recognized liabilities for securities lending transactions					$(222,468,044)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (c)	$1,738,882	Unrealized depreciation on futures contracts (a) (c)	$666,547
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	816,272
Equity	Unrealized appreciation on futures contracts (a) (c)	6,280,056	Unrealized depreciation on futures contracts (a) (c)	2,282,676
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,818,841	Unrealized depreciation on forward foreign currency exchange contracts	3,062,515

Total		$12,837,779		$6,828,010

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2022.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$256,288	$(256,288)	$—	$—
JPMorgan Chase Bank N.A.	1,133,991	(119,533)	—	1,014,458
Morgan Stanley & Co. International plc	782,247	(610,236)	—	172,011
UBS AG	2,646,315	(1,362,266)	—	1,284,049

	$4,818,841	$(2,348,323)	$—	$2,470,518

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2022.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$970,480	$(256,288)	$(510,000)	$204,192
JPMorgan Chase Bank N.A.	119,533	(119,533)	—	—
Morgan Stanley & Co. International plc	610,236	(610,236)	—	—
UBS AG	1,362,266	(1,362,266)	—	—

	$3,062,515	$(2,348,323)	$(510,000)	$204,192

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$(10,104,326)	$(10,104,326)
Futures contracts . . . . . . . . . . . . . . .	13,334,468	(17,689,116)	—	(4,354,648)
Swap contracts . . . . . . . . . . . . . . . .	(68,333,534)	—	—	(68,333,534)

	$(54,999,066)	$(17,689,116)	$(10,104,326)	$(82,792,508)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$1,717,513	$1,717,513
Futures contracts . . . . . . . . . . . . . . .	1,977,094	227,197	—	2,204,291
Swap contracts . . . . . . . . . . . . . . . .	(4,734,012)	—	—	(4,734,012)

	$(2,756,918)	$227,197	$1,717,513	$(812,208)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	277,670,372
Futures contracts long . . . . . . . . . . . . .	248,775,814
Futures contracts short . . . . . . . . . . . . .	(612,892,978)
Swap contracts . . . . . . . . . . . . . . . . . .	435,083,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$496,817,532	$0	$648,808,813

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$7,693,819	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,290,592,957

Gross unrealized appreciation	71,160,928
Gross unrealized (depreciation)	(121,868,739)

Net unrealized appreciation (depreciation)	$(50,707,811)

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2022—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,387,605	$7,937,442	$57,480,029	$—	$95,867,634	$7,937,442

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,957,664	$—	$(50,731,066)	$(97,269,627)	$(128,043,029)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $97,269,627.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-39

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Schroders Global Multi-Asset Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Schroders Global Multi-Asset Portfolio and subsidiary as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

xl

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted that the Portfolio outperformed its blended benchmark for the one-year period ended October 31, 2022 and underperformed the same benchmark for the three- and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

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Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the Sub-advised Expense Universe, each at the Portfolio’s current size.

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Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned -20.13% and -20.32%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index¹, returned -20.09%.

MARKET ENVIRONMENT / CONDITIONS

The period ended December 31, 2022, proved to be a very challenging period for emerging markets (“EM”) large cap equities, finishing the year -22.4%, modestly underperforming their developed counterparts (-19.5%). Headwinds for the asset class included rising global bond yields and a rising U.S. dollar; the Russian invasion of Ukraine, which resulted in Russia’s exclusion from the MSCI EM Index; and, of course, the persistent concerns in China related to a weak property market and COVID-19 lockdowns.

From a regional perspective, European markets bore the brunt of the poor equity returns, as markets such as Hungary (-33.7%) and Poland (-29.3%) were most directly impacted by the Ukraine crisis. Europe, Middle East, and Africa as a whole were down -30.4%, although Turkey (+83.9%) bears mentioning as the stand-out performer on the year despite its ongoing unorthodox central bank policies. EM Asia fared a bit better but was still down -22.9%, driven lower by index heavyweights China (-23.6%), South Korea (-30.8%), and Taiwan (-32.2%). China stole most of the headlines throughout 2022. The severe COVID-19 lockdowns instituted across the country were a persistent drag on growth throughout most of the year, but the re-opening story that emerged in the fourth quarter was a welcome relief and Chinese equities outperformed the broader EM universe by almost 4% in the fourth quarter. Latin American markets were the best performing group regionally in 2022, falling only -0.10% on the year as they benefitted from relatively high commodity prices. This was despite a turbulent December (-4.7% for the region) that wiped out previous gains as Brazil elected a new president, and Peru saw the impeachment of their president.

All sectors saw negative returns in 2022, with Information Technology (-33.4%) and Communication Services (-27.0%) enduring the most pain. Utilities (-4.5%) and Financials (-7.9%) were the best performing EM sectors for the year.

EM equity flows in 2022 were basically flat, with a heavy spread between Exchange-Traded Funds (“ETFs”) and other funds. ETFs continued to see substantial inflows, whereas non-ETFs were beset with outflows. Most of the activity was in global emerging market funds, as regional asset allocation has fallen out of favor with investors.

Earnings expectations were mixed. 2022 saw a modest bump with the change of sentiment as all regions saw positive earnings revisions.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark by 0.04%, net of fees and expenses, in 2022.

In selecting stocks, the portfolio management team looks for EM companies that are cheap relative to peers across several valuation metrics, have a tailwind of positive investor sentiment and exhibit the quality characteristics of a well-managed company, among other attributes. We have often found many attractive investments in the small cap part of the universe and so the Portfolio has a limited tilt to small cap companies.

For the period, relative performance was mostly flat for the Portfolio. One of the key contributors to the strategy’s positive relative performance was the outperformance of less expensive stocks relative to more expensive stocks as we purposely tilt towards names that are lower priced. In 2022, value stocks outperformed growth by 8.13% (measured by the MSCI EM Value Index and MSCI EM Growth Index). Additionally, stocks with high quality outperformed those with poor quality, this adding an additional contribution to positive relative performance as quality metrics are one of the core factors in the Portfolio’s stock selection model. Our quality theme can be summarized into asset quality measures, balance sheet strength and earnings quality. We make use of income and balance sheet statements to develop a keen sense of what the firm is proactively doing. For earnings quality, we favor companies where bottom-line earnings are well supported by top-line numbers. To assess asset quality, we examine the firm’s history of asset growth and whether there are any undesirable characteristics.

The other key characteristic of EM during the period that contributed to the Portfolio’s relative performance was lower risk stocks outperformance over higher risk names throughout the year. Our process tends to have a small tilt to lower risk names, driven by our desire to invest in well-managed companies that tend to be less volatile. The return to a more typical paradigm where lower risk companies tend to outperform in volatile markets added an additional tailwind to the strategy. Finally stocks with high sentiment underperformed those with poor sentiment, detracting from relative performance as sentiment metrics are one of the core factors in our stock selection model. Our sentiment theme looks at market trends, analyst earnings and hedge fund data amongst other variables to assess stock sentiment.

By country, the Portfolio had strong performance in China and Mexico. In China, an overweight allocation to Shaanxi Coal (+48.46%) and China Shenhua Energy (+37.78%), two coal companies that benefited from increased petroleum prices, added the most to relative performance. In Mexico, an overweight allocation to Grupo Bimbo

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

(+39.65%) and Arca Continental (+32.44%) were the largest positive contributors, as both consumer staples companies benefited from high quality balance sheets and cash flows. The strategy’s weakest performance was in India and Saudi Arabia. In India, an underweight allocation to Adani Enterprises (+102.87%) and Axis Bank (+23.79%) detracted the most. In Saudi Arabia, an underweight allocation to Saudi Arabian Mining (+64.68%) and Saudi Arabian Oil (+1.74%) had the largest negative impact on relative performance.

At the end of the period the Portfolio’s positioning favored Korea, Turkey and Mexico with underweights to Kuwait (a newcomer to the benchmark index), Malaysia, and United Arab Emirates. The Portfolio’s sector positioning at period end were overweight allocations to the Information Technology, Health Care, and Real Estate sectors, while the largest underweight allocations were in the Financials, Consumer Discretionary and Consumer Staples sectors.

Robert Luiso

Jay Siegrist

Portfolio Managers

Managed By SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets.

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Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	–20.13	–1.15
Class B	–20.32	–1.38
MSCI Emerging Markets Index	–20.09	–0.73

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.9
Tencent Holdings, Ltd.	4.1
Samsung Electronics Co., Ltd.	3.6
Alibaba Group Holding, Ltd.	2.8
Meituan- Class B	1.6
Reliance Industries, Ltd.	1.3
Infosys, Ltd.(ADR)	1.2
China Construction Bank Corp.- Class H	0.9
JD.com, Inc.- Class A	0.9
Hon Hai Precision Industry Co., Ltd.	0.8

Top Countries

% of Net Assets
China	31.6
India	14.4
Taiwan	13.7
South Korea	11.7
Brazil	5.5
Saudi Arabia	4.0
South Africa	3.9
Mexico	2.5
Thailand	2.3
Indonesia	2.1

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Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A	Actual	0.76%	$1,000.00	$960.30	$3.76
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B	Actual	1.00%	$1,000.00	$959.10	$4.94
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Brazil—3.8%
Ambev S.A. (ADR)	421,900	$1,147,568
B3 S.A. - Brasil Bolsa Balcao	392,300	980,985
Banco Bradesco S.A.	84,876	216,759
Banco Bradesco S.A. (ADR)	205,945	593,122
Banco do Brasil S.A.	130,000	853,378
CCR S.A.	114,800	235,139
Cia Brasileira de Distribuicao	105,000	329,538
Cia Paranaense de Energia	26,200	190,346
CPFL Energia S.A.	76,200	478,637
Energisa S.A.	37,300	311,865
Itau Unibanco Holding S.A. (ADR)	207,000	974,970
JBS S.A.	165,500	698,314
JHSF Participacoes S.A.	99,800	94,844
Kepler Weber S.A.	39,900	154,199
Mahle-Metal Leve S.A.	3,418	19,926
Mills Estruturas e Servicos de Engenharia S.A.	49,700	108,069
Minerva S.A.	50,400	123,979
Petroleo Brasileiro S.A.	130,800	696,919
Petroleo Brasileiro S.A. (ADR)	49,000	521,850
Sao Martinho S.A.	4,476	22,469
Telefonica Brasil S.A.	43,400	312,254
TIM S.A. (ADR) (a)	7,600	88,540
Vale S.A.	110,000	1,868,318
Vale S.A. (ADR)	124,500	2,112,765
Vibra Energia S.A.	103,000	303,360

		13,438,113

Chile—0.6%
Cencosud S.A.	558,997	919,305
Cia Cervecerias Unidas S.A.	26,735	178,549
Empresas CMPC S.A.	200,494	334,665
Sociedad Quimica y Minera de Chile S.A. (ADR)	8,200	654,688

		2,087,207

China—31.6%
3SBio, Inc.	747,500	792,667
AIMA Technology Group Co., Ltd. - Class A	10,800	71,420
AK Medical Holdings, Ltd.	200,000	250,909
Akeso, Inc. (b)	28,000	154,285
Alibaba Group Holding, Ltd. (b)	903,300	9,973,484
Alibaba Health Information Technology, Ltd. (b)	334,000	280,582
Anhui Conch Cement Co., Ltd. - Class A	5,100	20,093
Anhui Conch Cement Co., Ltd. - Class H	132,000	457,716
Anhui Expressway Co., Ltd. - Class H	78,000	62,725
Anhui Gujing Distillery Co., Ltd. - Class A	2,600	99,773
Anhui Yingjia Distillery Co., Ltd. - Class A	22,900	206,164
ANTA Sports Products, Ltd.	29,200	382,830
Asymchem Laboratories Tianjin Co., Ltd. - Class A	2,800	59,644
Autohome, Inc. (ADR)	15,400	471,240
Baidu, Inc. - Class A (b)	169,850	2,441,309
Bank of Chengdu Co., Ltd. - Class A	77,100	169,728
Bank of China, Ltd. - Class H	2,592,000	943,166
Bank of Hangzhou Co., Ltd. - Class A	164,400	309,387
Bank of Jiangsu Co., Ltd. - Class A	529,980	555,905
Bank of Nanjing Co., Ltd. - Class A	142,100	213,015

China—(Continued)
Bank of Ningbo Co., Ltd. - Class A	41,700	194,708
BeiGene, Ltd. (b)	18,600	317,725
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	2,175	39,559
Beijing Yanjing Brewery Co., Ltd. - Class A	38,700	59,138
Bilibili, Inc. - Class Z (b)	9,040	215,231
BOE Varitronix, Ltd.	45,000	84,758
BYD Co., Ltd. - Class A	11,900	440,168
BYD Co., Ltd. - Class H	60,000	1,475,479
BYD Electronic International Co., Ltd.	149,500	480,891
CGN Power Co., Ltd. - Class H	2,642,000	627,436
China BlueChemical, Ltd. - Class H	118,781	27,996
China Coal Energy Co., Ltd. - Class H	157,000	127,075
China Communications Services Corp., Ltd. - Class H	95,303	34,601
China Construction Bank Corp. - Class A	260,600	210,910
China Construction Bank Corp. - Class H	5,424,000	3,398,460
China Galaxy Securities Co., Ltd. - Class H	504,500	246,299
China International Marine Containers Group Co., Ltd. - Class A	201,450	203,475
China International Marine Containers Group Co., Ltd. - Class H	197,250	149,555
China Lesso Group Holdings, Ltd.	434,000	452,288
China Medical System Holdings, Ltd.	426,000	670,327
China Meidong Auto Holdings, Ltd.	26,000	53,234
China Mengniu Dairy Co., Ltd.	8,515	38,301
China Merchants Bank Co., Ltd. - Class A	117,900	632,177
China Merchants Bank Co., Ltd. - Class H	334,000	1,851,499
China Overseas Land & Investment, Ltd.	240,000	633,511
China Pacific Insurance Group Co., Ltd. - Class A	81,200	286,494
China Petroleum & Chemical Corp. - Class A	171,800	107,815
China Petroleum & Chemical Corp. - Class H	1,518,000	733,641
China Resources Beer Holdings Co., Ltd.	88,000	615,123
China Resources Land, Ltd.	302,000	1,371,681
China Resources Medical Holdings Co., Ltd.	140,500	103,137
China Resources Pharmaceutical Group, Ltd.	171,000	138,475
China Resources Power Holdings Co., Ltd.	206,000	421,282
China Shenhua Energy Co., Ltd. - Class A	61,811	244,787
China Shenhua Energy Co., Ltd. - Class H	407,000	1,171,642
China State Construction Engineering Corp., Ltd. - Class A	370,100	288,454
China Tower Corp., Ltd. - Class H	4,092,000	440,430
China Traditional Chinese Medicine Holdings Co., Ltd.	324,000	147,370
China United Network Communications, Ltd. - Class A	443,400	285,589
China Vanke Co., Ltd. - Class H	272,700	546,584
China Yangtze Power Co., Ltd. - Class A	71,900	216,874
China Yongda Automobiles Services Holdings, Ltd.	305,000	224,788
Chlitina Holding, Ltd.	17,000	109,746
Chongqing Brewery Co., Ltd. - Class A	13,100	240,158
Chongqing Zhifei Biological Products Co., Ltd. - Class A	11,200	141,549
Chow Tai Fook Jewellery Group, Ltd. (a)	94,000	191,761
CITIC Telecom International Holdings, Ltd.	635,000	215,188
CITIC, Ltd.	550,000	580,698
Contemporary Amperex Technology Co., Ltd. - Class A	10,800	611,512
COSCO SHIPPING Holdings Co., Ltd. - Class A	114,120	168,778
COSCO SHIPPING Holdings Co., Ltd. - Class H	303,200	309,263
Country Garden Services Holdings Co., Ltd.	311	770
CRRC Corp., Ltd. - Class H	375,000	150,788
CSPC Pharmaceutical Group, Ltd.	1,156,240	1,214,933
Da An Gene Co., Ltd. of Sun Yat-Sen University - Class A	69,380	154,822
Dali Foods Group Co., Ltd. (a)	564,500	256,738

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Daqin Railway Co., Ltd. - Class A	345,500	$332,029
Daqo New Energy Corp. (ADR) (b)	6,300	243,243
Dian Diagnostics Group Co., Ltd. - Class A	11,200	40,358
Dongfang Electric Corp., Ltd. - Class A	28,300	85,597
Dongyue Group, Ltd.	173,000	190,434
EEKA Fashion Holdings, Ltd.	63,500	91,045
ENN Energy Holdings, Ltd.	10,500	146,484
ENN Natural Gas Co., Ltd. - Class A	108,800	251,604
Fuyao Glass Industry Group Co., Ltd. - Class H	70,800	297,129
G-bits Network Technology Xiamen Co., Ltd. - Class A	3,244	145,669
GD Power Development Co., Ltd. - Class A	564,000	346,053
GDS Holdings, Ltd. - Class A (b)	67,700	175,371
Geely Automobile Holdings, Ltd.	199,000	287,840
Genscript Biotech Corp. (b)	108,000	343,947
Great Wall Motor Co., Ltd. - Class H	167,000	217,464
Guangdong Provincial Expressway Development Co., Ltd. - Class A	88,320	99,366
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	30,600	131,017
Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	5,200	58,348
H World Group, Ltd. (ADR)	11,500	487,830
Haier Smart Home Co., Ltd. - Class A	65,800	231,662
Haier Smart Home Co., Ltd. - Class H	101,400	345,672
Haitian International Holdings, Ltd. (a)	150,000	401,179
Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A	93,100	117,856
Hangzhou Tigermed Consulting Co., Ltd. - Class A	2,338	35,266
Harbin Electric Co., Ltd. - Class H (b)	402,000	161,225
Health & Happiness H&H International Holdings, Ltd.	51,000	108,233
Hengan International Group Co., Ltd. (a)	114,000	604,122
Hongfa Technology Co., Ltd. - Class A	22,640	108,847
Huadong Medicine Co., Ltd. - Class A	39,300	264,638
Huaibei Mining Holdings Co., Ltd. - Class A	28,700	52,785
Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A	29,300	114,753
Hubei Xingfa Chemicals Group Co., Ltd. - Class A	22,900	95,578
Hygeia Healthcare Holdings Co., Ltd. (a) (b)	38,600	277,002
Imeik Technology Development Co., Ltd. - Class A	2,420	197,238
Industrial & Commercial Bank of China, Ltd. - Class H	2,186,000	1,125,972
Industrial Bank Co., Ltd. - Class A	181,100	458,391
Inner Mongolia ERDOS Resources Co., Ltd. - Class A	69,440	151,584
JD Health International, Inc. (b)	102,415	936,609
JD.com, Inc. - Class A	117,804	3,311,511
Jiangsu Expressway Co., Ltd. - Class H (a)	256,000	233,080
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. - Class A	4,700	108,197
Jiumaojiu International Holdings, Ltd.	59,000	155,652
JNBY Design, Ltd.	92,500	110,486
Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	109,499	177,877
Jointown Pharmaceutical Group Co., Ltd. - Class A	64,800	121,434
JOYY, Inc. (ADR)	8,000	252,720
Kuaishou Technology (b)	136,300	1,222,221
Kunlun Energy Co., Ltd.	1,166,000	826,977
Kweichow Moutai Co., Ltd. - Class A	3,400	841,348
Lenovo Group, Ltd.	1,206,000	990,634
Li Ning Co., Ltd.	113,000	969,681
Livzon Pharmaceutical Group, Inc. - Class H	48,000	161,454
Longfor Group Holdings, Ltd.	178,500	547,045
Lonking Holdings, Ltd.	235,000	41,022
Luxi Chemical Group Co., Ltd. - Class A	43,700	77,829
Luzhou Laojiao Co., Ltd. - Class A	4,000	128,540

China—(Continued)
Meituan - Class B (b)	262,900	5,813,082
MINISO Group Holding, Ltd. (ADR)	18,700	200,651
NARI Technology Co., Ltd. - Class A	49,944	174,670
NetDragon Websoft Holdings, Ltd.	86,000	183,731
NetEase, Inc.	152,300	2,220,007
New Oriental Education & Technology Group, Inc. (b)	93,900	331,771
Newland Digital Technology Co., Ltd. - Class A	81,400	152,377
Ningbo Tuopu Group Co., Ltd. - Class A	18,000	151,744
NIO, Inc. (ADR) (b)	56,100	546,975
Nongfu Spring Co., Ltd. - Class H (a)	98,600	557,186
PetroChina Co., Ltd. - Class H	2,514,000	1,150,843
Pharmaron Beijing Co., Ltd. - Class H	65,400	447,660
PICC Property & Casualty Co., Ltd. - Class H	1,008,000	954,100
Pinduoduo, Inc. (ADR) (b)	26,900	2,193,695
Ping An Insurance Group Co. of China, Ltd. - Class A	33,800	228,599
Ping An Insurance Group Co. of China, Ltd. - Class H	411,000	2,712,679
Poly Developments and Holdings Group Co., Ltd. - Class A	53,700	116,889
Power Construction Corp. of China, Ltd. - Class A	177,400	180,447
Proya Cosmetics Co., Ltd. - Class A	14,003	337,435
Remegen Co., Ltd. - Class H (b)	42,000	311,664
Shaanxi Coal Industry Co., Ltd. - Class A	172,600	461,482
Shan Xi Hua Yang Group New Energy Co., Ltd. - Class A	44,800	91,912
Shandong Chenming Paper Holdings, Ltd. - Class A	46,800	33,532
Shandong Sinocera Functional Material Co., Ltd. - Class A	6,600	26,183
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	75,200	123,166
Shanghai Fosun Pharmaceutical Group Co., Ltd. - Class H	31,000	99,317
Shanghai International Port Group Co., Ltd. - Class A	219,000	168,261
Shanxi Lu’an Environmental Energy Development Co., Ltd. - Class A	46,300	112,257
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	9,060	371,536
Shenzhen Expressway Corp., Ltd. - Class H (a)	156,000	134,221
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	7,400	335,882
Shougang Fushan Resources Group, Ltd.	358,000	114,222
Sichuan Kelun Pharmaceutical Co., Ltd. - Class A	64,600	247,301
Sihuan Pharmaceutical Holdings Group, Ltd.	603,000	73,231
Silergy Corp.	4,000	56,721
Sinopharm Group Co., Ltd. - Class H	200,400	508,218
Sinotrans, Ltd. - Class H	1,032,000	335,860
Sunny Optical Technology Group Co., Ltd.	40,300	479,584
Sunwoda Electronic Co., Ltd. - Class A	18,600	56,616
Suzhou Dongshan Precision Manufacturing Co., Ltd. - Class A	53,400	190,133
TangShan Port Group Co., Ltd. - Class A	323,600	127,558
TBEA Co., Ltd. - Class A	125,656	363,104
Tencent Holdings, Ltd. (a)	344,100	14,625,009
Tencent Music Entertainment Group (ADR) (b)	33,800	279,864
Tian Di Science & Technology Co., Ltd. - Class A	108,500	80,964
Tian Ge Interactive Holdings, Ltd.	66,231	4,580
Tianneng Power International, Ltd.	46,000	48,568
Tingyi Cayman Islands Holding Corp.	125,876	221,691
Tongcheng Travel Holdings, Ltd. (b)	9,614	23,138
Tongwei Co., Ltd. - Class A	73,200	406,427
Topsports International Holdings, Ltd.	323,000	253,444
Trina Solar Co., Ltd. - Class A	9,399	86,243
Trip.com Group, Ltd. (ADR) (b)	30,200	1,038,880
Tsingtao Brewery Co., Ltd. - Class A	8,400	129,947
Tsingtao Brewery Co., Ltd. - Class H	58,000	573,029
Uni-President China Holdings, Ltd.	205,000	204,260

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Vipshop Holdings, Ltd. (ADR) (b)	25,600	$349,184
Wangfujing Group Co., Ltd. - Class A	10,000	40,238
Want Want China Holdings, Ltd.	75,000	50,082
Weibo Corp. (ADR) (b)	17,100	326,952
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. - Class A	56,300	146,260
Wuliangye Yibin Co., Ltd. - Class A	9,800	253,747
WuXi AppTec Co., Ltd. - Class A	10,991	127,222
WuXi AppTec Co., Ltd. - Class H	67,500	713,250
Wuxi Biologics Cayman, Inc. (b)	211,500	1,623,700
XD, Inc. (a) (b)	14,000	38,258
Xiamen C & D, Inc. - Class A	154,600	302,834
Xiaomi Corp. - Class B (b)	374,800	521,628
Xinhua Winshare Publishing & Media Co., Ltd. - Class A	56,400	80,233
Xinte Energy Co., Ltd. - Class H (a)	70,000	129,536
XPeng, Inc. (ADR) (a) (b)	16,000	159,040
Yadea Group Holdings, Ltd. (144A)	486,000	809,462
YongXing Special Materials Technology Co., Ltd. - Class A	8,900	118,058
YuanShengTai Dairy Farm, Ltd. (b)	953,000	27,423
Yuexiu Property Co., Ltd.	131,000	157,293
Yum China Holdings, Inc.	23,200	1,267,880
Zai Lab, Ltd. (ADR) (b)	217	6,662
Zangge Mining Co., Ltd. - Class A	25,400	94,833
Zhejiang Century Huatong Group Co., Ltd. - Class A	11,850	6,496
Zhejiang Expressway Co., Ltd. - Class H (a)	158,000	121,423
Zhejiang Jiahua Energy Chemical Industry Co., Ltd. - Class A	172,000	207,146
Zhejiang Xinan Chemical Industrial Group Co., Ltd. - Class A	70,600	153,816
Zhihu, Inc. (ADR) (a) (b)	46,500	60,450
Zhuzhou CRRC Times Electric Co., Ltd.	21,400	106,260
Zijin Mining Group Co., Ltd. - Class H	108,000	145,352
ZTE Corp. - Class A	34,600	128,746
ZTE Corp. - Class H	302,200	666,020
ZTO Express Cayman, Inc. (ADR)	18,200	489,034

		113,189,925

Czech Republic—0.3%
Komercni Banka A/S	20,560	594,505
Moneta Money Bank AS	133,141	447,847
Philip Morris CR A/S	106	78,337

		1,120,689

Egypt—0.1%
Eastern Co. S.A.E.	179,207	103,593
ElSewedy Electric Co.	254,173	122,699
Telecom Egypt Co.	129,900	131,710

		358,002

Greece—0.5%
Danaos Corp.	558	29,384
JUMBO S.A.	24,605	420,027
Motor Oil Hellas Corinth Refineries S.A.	9,085	212,234
Mytilineos S.A.	28,379	615,899
OPAP S.A.	38,281	542,709
Piraeus Financial Holdings S.A. (b)	68,760	105,442

		1,925,695

Hong Kong—0.4%
Bosideng International Holdings, Ltd. (a)	1,260,000	599,057
China High Speed Transmission Equipment Group Co., Ltd. (a) (b)	189,000	84,579
Orient Overseas International, Ltd.	6,000	108,198
Sino Biopharmaceutical, Ltd.	147,000	86,083
Skyworth Group, Ltd.	246,000	105,596
United Laboratories International Holdings, Ltd. (The)	276,000	172,297
Vinda International Holdings, Ltd. (a)	112,000	328,873

		1,484,683

Hungary—0.1%
Magyar Telekom Telecommunications plc	42,755	38,762
MOL Hungarian Oil & Gas plc	51,279	358,181

		396,943

India—14.4%
Adani Enterprises, Ltd.	1,167	54,141
Adani Power, Ltd. (b)	114,285	414,184
Adani Transmission, Ltd. (b)	1,910	59,040
Alkem Laboratories, Ltd.	599	21,655
Allcargo Logistics, Ltd.	29,629	144,168
Ambuja Cements, Ltd.	17,851	113,096
Apollo Hospitals Enterprise, Ltd.	4,213	227,349
Apollo Tyres, Ltd.	24,674	96,689
Asahi India Glass, Ltd.	11,155	70,444
Asian Paints, Ltd.	9,122	340,451
Aster DM Healthcare, Ltd. (b)	46,157	129,054
Axis Bank, Ltd.	160,958	1,811,372
Bajaj Auto, Ltd.	1,894	82,905
Bajaj Finance, Ltd.	8,355	661,454
Bajaj Finserv, Ltd.	35,992	670,300
Bandhan Bank, Ltd. (b)	124,136	350,150
Bank of Baroda	128,930	287,759
Bharat Electronics, Ltd.	718,416	869,376
Bharat Petroleum Corp., Ltd.	56,639	226,216
Bharti Airtel, Ltd.	68,775	670,453
Bombay Burmah Trading Co.	6,950	76,215
CESC, Ltd.	123,023	113,294
Cipla, Ltd.	13,734	178,815
Cochin Shipyard, Ltd.	44,208	283,413
Cyient, Ltd.	11,704	114,679
Dabur India, Ltd.	20,262	137,219
DCM Shriram, Ltd.	20,916	227,252
Dr Reddy’s Laboratories, Ltd.	1,546	78,989
Eicher Motors, Ltd.	3,291	127,727
EID Parry India, Ltd.	51,984	357,426
Emami, Ltd.	40,962	210,810
Engineers India, Ltd.	45,586	43,501
Finolex Cables, Ltd.	22,810	151,335
Finolex Industries, Ltd.	20,842	46,789
GAIL India, Ltd.	566,244	656,820
Glenmark Pharmaceuticals, Ltd.	44,332	227,201
Grasim Industries, Ltd.	47,003	975,150
Gujarat Ambuja Exports, Ltd.	23,404	72,182
Gujarat Pipavav Port, Ltd.	115,327	140,975
Gujarat State Fertilizers & Chemicals, Ltd.	42,606	71,625
Gujarat State Petronet, Ltd.	106,922	340,389
HCL Technologies, Ltd.	115,132	1,437,106

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

India—(Continued)
Hindalco Industries, Ltd.	207,527	$1,181,972
Hindustan Aeronautics, Ltd.	10,913	333,542
Hindustan Unilever, Ltd.	26,348	814,540
Housing Development Finance Corp., Ltd.	76,251	2,431,948
ICICI Bank, Ltd.	233,445	2,508,078
IIFL Wealth Management, Ltd.	7,720	166,595
Indian Oil Corp., Ltd.	966,046	891,909
Indraprastha Gas, Ltd.	18,679	93,374
Indus Towers, Ltd.	107,206	246,803
Infosys, Ltd.	3,819	69,204
Infosys, Ltd. (ADR)	232,100	4,180,121
ITC, Ltd.	217,434	870,103
JB Chemicals & Pharmaceuticals, Ltd.	14,445	336,776
Jindal Steel & Power, Ltd.	141,337	992,815
JK Lakshmi Cement, Ltd.	39,177	388,396
JSW Steel, Ltd.	91,410	849,003
Kalpataru Power Transmission, Ltd.	33,854	227,202
Kotak Mahindra Bank, Ltd.	15,118	332,401
LT Foods, Ltd.	128,969	180,413
Mahindra & Mahindra, Ltd.	98,169	1,479,577
Mahindra CIE Automotive, Ltd.	16,972	70,875
MakeMyTrip, Ltd. (b)	2,300	63,411
Manappuram Finance, Ltd.	276,128	386,827
Maruti Suzuki India, Ltd.	769	77,946
Motilal Oswal Financial Services, Ltd.	10,632	88,121
Muthoot Finance, Ltd.	13,796	176,691
NCC, Ltd.	39,746	40,048
NHPC, Ltd.	670,375	324,183
NIIT, Ltd.	25,672	97,156
NTPC, Ltd.	580,759	1,168,103
Orient Cement, Ltd.	55,756	82,957
Page Industries, Ltd.	1,370	709,478
Polyplex Corp., Ltd.	11,988	230,754
Power Finance Corp., Ltd.	229,588	392,033
Power Grid Corp. of India, Ltd.	431,682	1,112,539
Raymond, Ltd.	17,500	310,824
REC, Ltd.	287,610	404,670
Redington, Ltd.	160,473	350,191
Reliance Industries, Ltd.	150,228	4,608,052
RITES, Ltd.	36,885	150,206
Shriram Finance, Ltd.	41,138	685,472
Sonata Software, Ltd.	9,583	65,450
State Bank of India	200,272	1,481,152
Sun Pharmaceutical Industries, Ltd.	76,889	929,543
Sun TV Network, Ltd.	25,982	152,849
Tata Chemicals, Ltd.	23,147	263,051
Tata Steel, Ltd.	168,697	229,255
Tech Mahindra, Ltd.	76,826	937,821
Torrent Power, Ltd.	58,076	344,732
Triveni Turbine, Ltd.	40,705	127,948
Tube Investments of India, Ltd.	6,797	226,399
Uflex, Ltd.	8,654	58,544
UltraTech Cement, Ltd.	914	76,722
Union Bank of India, Ltd.	65,467	63,701
UPL, Ltd.	105,427	914,109
Varun Beverages, Ltd.	30,626	487,925
Vedanta, Ltd.	218,112	809,808

India—(Continued)
Voltamp Transformers, Ltd.	1,800	60,370
Welspun India, Ltd.	151,719	141,745
Wipro, Ltd.	135,089	641,515

		51,487,116

Indonesia—2.1%
Astra International Tbk PT	2,290,700	834,548
Bank Central Asia Tbk PT	2,942,200	1,613,062
Bank Mandiri Persero Tbk PT	2,224,000	1,413,357
Bank Rakyat Indonesia Persero Tbk PT	6,042,100	1,915,413
Indo Tambangraya Megah Tbk PT	121,000	303,155
Indofood Sukses Makmur Tbk PT	1,488,500	643,051
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	463,878	30,231
Sumber Alfaria Trijaya Tbk PT	656,600	111,775
United Tractors Tbk PT	420,900	704,780

		7,569,372

Malaysia—1.3%
Alliance Bank Malaysia Bhd	386,200	321,670
AMMB Holdings Bhd	29,554	27,791
Astro Malaysia Holdings Bhd	110,422	16,253
Bermaz Auto Bhd	234,300	113,314
Bumi Armada Bhd (b)	3,077,300	333,964
CIMB Group Holdings Bhd	486,723	641,124
Hartalega Holdings Bhd	50,800	19,620
Heineken Malaysia Bhd	10,900	62,365
Hong Leong Financial Group Bhd	31,400	132,565
IJM Corp. Bhd	157,700	57,307
IOI Corp. Bhd	259,300	238,401
Malayan Banking Bhd	44,367	87,488
Petronas Chemicals Group Bhd	278,900	544,711
Petronas Gas Bhd	35,400	137,459
Public Bank Bhd	209,000	204,725
RHB Bank Bhd	529,580	695,519
Sime Darby Bhd	137,500	71,639
Sime Darby Plantation Bhd	400,500	422,894
Ta Ann Holdings Bhd	86,500	74,103
Telekom Malaysia Bhd	369,064	452,672
TSH Resources Bhd	345,000	83,790

		4,739,374

Mexico—2.5%
Alfa S.A.B. de C.V. — Class A	720,900	459,846
Alpek S.A.B. de C.V.	72,900	106,620
Alsea S.A.B. de C.V. (b)	67,000	126,460
America Movil S.A.B. de C.V. - Series L	2,358,373	2,130,057
Arca Continental S.A.B. de C.V.	97,800	793,180
Cemex S.A.B. de C.V. (ADR) (b)	116,900	473,445
Fibra Uno Administracion S.A. de C.V. (a)	733,700	865,989
Fomento Economico Mexicano S.A.B. de C.V.	17,000	132,910
GMexico Transportes S.A.B. de C.V.	42,500	82,660
Grupo Bimbo S.A.B. de C.V. -Series A	244,800	1,033,897
Grupo Comercial Chedraui S.A. de C.V.	87,300	371,932
Grupo Financiero Banorte S.A.B. de C.V. - Class O	150,500	1,083,115
Grupo Mexico S.A.B. de C.V. - Series B	34,600	121,983
Orbia Advance Corp. S.A.B. de C.V.	274,000	485,808

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
TF Administradora Industrial S de RL de C.V.	27,200	$38,972
Wal-Mart de Mexico S.A.B. de C.V.	200,000	706,951

		9,013,825

Peru—0.1%
Credicorp, Ltd.	2,800	379,848
Sociedad Minera Cerro Verde SAA	2,082	62,044

		441,892

Philippines—0.7%
DMCI Holdings, Inc.	703,000	151,835
Filinvest Land, Inc.	2,072,000	33,419
First Gen Corp.	70,600	21,485
Globe Telecom, Inc.	9,841	385,963
International Container Terminal Services, Inc.	171,860	618,544
Manila Electric Co.	58,980	315,619
Metropolitan Bank & Trust Co.	186,980	181,187
Nickel Asia Corp.	749,500	78,872
PLDT, Inc.	26,395	625,636
Semirara Mining & Power Corp.	195,600	121,454

		2,534,014

Poland—0.5%
Asseco Poland S.A.	17,977	297,945
Bank Polska Kasa Opieki S.A.	29,043	575,353
Dino Polska S.A. (b)	1,730	148,342
KRUK S.A.	5,344	377,826
Powszechna Kasa Oszczednosci Bank Polski S.A.	50,295	348,816
Powszechny Zaklad Ubezpieczen S.A.	12,840	104,005
XTB S.A.	13,118	92,891

		1,945,178

Qatar—0.9%
Commercial Bank PSQC (The)	189,071	259,533
Industries Qatar QSC	45,058	158,692
Ooredoo QPSC	299,157	755,641
Qatar Gas Transport Co., Ltd.	301,507	303,308
Qatar International Islamic Bank QSC	112,534	321,820
Qatar Islamic Bank SAQ	105,474	537,970
Qatar National Bank QPSC	144,912	716,319
Vodafone Qatar QSC	106,310	46,204

		3,099,487

Russia—0.0%
Gazprom PJSC (b) (c) (d)	595,658	0
Lukoil PJSC (c) (d)	28,706	0
Magnit PJSC (c) (d)	5,721	0
MMC Norilsk Nickel PJSC (ADR) (c) (d)	9,141	0
Mobile TeleSystems PJSC (c) (d)	253,200	0
Novatek PJSC (GDR) (b) (c) (d)	1,686	0
Novolipetsk Steel PJSC (GDR) (c) (d)	19,696	0
PhosAgro PAO (c) (d)	287	0
PhosAgro PJSC (GDR) (c) (d)	44,560	0
Rosneft Oil Co. PJSC (c) (d)	77,745	0
Sberbank of Russia PJSC† (b) (c) (d)	879,480	0

Russia—(Continued)
Severstal PAO (GDR) (b) (c) (d)	30,364	0
Tatneft PJSC (ADR) (c) (d)	7,842	0
X5 Retail Group NV (GDR) (c) (d)	23,631	0

		0

Saudi Arabia—4.0%
Al Rajhi Bank (b)	74,530	1,495,043
Alinma Bank	115,489	1,002,313
Almarai Co. JSC	18,748	267,278
Arab National Bank	126,832	1,082,881
Arriyadh Development Co.	14,702	70,841
Astra Industrial Group	9,151	126,157
Bank Al-Jazira	115,203	586,279
Banque Saudi Fransi	74,362	804,800
Etihad Etisalat Co.	52,400	485,224
Leejam Sports Co. JSC	5,269	117,999
Mouwasat Medical Services Co.	8	445
National Industrialization Co. (b)	114,561	377,793
National Medical Care Co.	3,401	66,615
Riyad Bank	145,638	1,234,967
SABIC Agri-Nutrients Co.	29,921	1,163,882
Sahara International Petrochemical Co.	81,222	735,792
Saudi Arabian Mining Co. (b)	17,514	302,371
Saudi Arabian Oil Co.	70,609	603,557
Saudi Basic Industries Corp.	55,880	1,329,509
Saudi British Bank (The)	31,121	323,245
Saudi Electricity Co.	139,929	859,655
Saudi National Bank (The)	65,787	885,613
Saudi Telecom Co.	23,051	224,895
United Electronics Co.	244	4,496

		14,151,650

Singapore—0.1%
BOC Aviation, Ltd.	45,900	381,539

South Africa—3.9%
Absa Group, Ltd.	57,173	652,605
African Rainbow Minerals, Ltd.	28,347	480,440
Anglo American Platinum, Ltd.	5,622	471,647
Astral Foods, Ltd.	23,786	227,882
Capitec Bank Holdings, Ltd.	4,028	440,603
Exxaro Resources, Ltd.	6,056	77,200
FirstRand, Ltd.	121,796	444,855
Fortress REIT, Ltd. (REIT) - Class A	92,373	57,141
Foschini Group, Ltd. (The)	8,327	49,663
Gold Fields, Ltd.	54,394	562,964
Impala Platinum Holdings, Ltd.	74,256	928,407
Investec, Ltd.	64,485	407,924
KAP Industrial Holdings, Ltd.	192,476	50,191
Kumba Iron Ore, Ltd.	17,155	493,157
Motus Holdings, Ltd.	50,551	329,185
Mr. Price Group, Ltd.	6,680	62,526
MTN Group, Ltd.	56,118	420,362
MultiChoice Group	31,197	214,984
Naspers, Ltd. - N Shares	11,013	1,815,501
Ninety One, Ltd.	8,867	19,716

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

South Africa—(Continued)
Northam Platinum Holdings, Ltd. (b)	30,339	$334,063
Old Mutual, Ltd.	483,946	297,489
Omnia Holdings, Ltd.	37,943	139,634
OUTsurance Group, Ltd.	214,955	399,103
Reunert, Ltd.	45,892	140,806
Sappi, Ltd.	99,191	287,051
Sasol, Ltd.	22,281	352,424
Shoprite Holdings, Ltd.	81,135	1,079,396
Sibanye Stillwater, Ltd.	332,199	882,002
Standard Bank Group, Ltd.	60,681	599,280
Truworths International, Ltd.	121,292	390,342
Vodacom Group, Ltd.	9,242	66,299
Vukile Property Fund, Ltd.	137,437	107,037
Woolworths Holdings, Ltd.	168,480	657,772
Zeda, Ltd. (b)	30,680	24,593

		13,964,244

South Korea—11.2%
BGF retail Co., Ltd.	4,881	814,033
Celltrion, Inc.	473	60,513
Cheil Worldwide, Inc.	28,959	529,861
Chong Kun Dang Pharmaceutical Corp.	2,633	171,760
CJ CheilJedang Corp.	887	267,695
Daewoong Pharmaceutical Co., Ltd.	1,055	132,949
Daishin Securities Co., Ltd.	13,315	136,348
DB Insurance Co., Ltd.	18,426	955,643
Doosan Bobcat, Inc.	20,794	573,367
Green Cross Holdings Corp.	3,469	46,937
GS Holdings Corp.	5,723	199,104
Hana Financial Group, Inc.	37,926	1,269,034
Hankook Tire & Technology Co., Ltd.	24,403	604,889
HD Hyundai Co., Ltd.	8,713	395,206
Humasis Co., Ltd.	7,234	81,170
Hyundai Glovis Co., Ltd.	6,268	815,030
Hyundai Mobis Co., Ltd.	3,225	514,128
Hyundai Motor Co.	13,111	1,575,802
i-SENS, Inc.	2,515	65,162
INTOPS Co., Ltd.	1,860	41,160
ISU Chemical Co., Ltd.	17,593	256,077
Kakao Corp.	1,363	58,001
KB Financial Group, Inc.	39,495	1,504,324
Kia Corp.	3,870	182,529
Korea Investment Holdings Co., Ltd.	2,864	121,693
Korean Air Lines Co., Ltd. (b)	36,669	670,874
Korean Reinsurance Co.	6,614	35,701
KT&G Corp.	14,023	1,013,978
Kumho Petrochemical Co., Ltd.	4,984	499,794
LG Chem, Ltd.	1,492	713,729
LG Corp.	3,484	216,374
LG Electronics, Inc.	1,414	97,600
LG Energy Solution, Ltd. (b)	150	51,973
LG Innotek Co., Ltd.	4,211	851,041
LS Corp.	1,163	64,504
LS Electric Co., Ltd.	909	40,801
MegaStudyEdu Co., Ltd.	4,555	288,509
Mirae Asset Securities Co., Ltd.	129,734	627,469

South Korea—(Continued)
NAVER Corp.	2,609	370,553
NCSoft Corp.	1,189	425,159
Neowiz (b)	3,640	107,242
NH Investment & Securities Co., Ltd.	25,346	176,576
Orion Corp.	798	81,053
POSCO Holdings, Inc.	4,327	952,415
PSK, Inc.	11,592	143,101
Samsung C&T Corp.	5,454	492,587
Samsung Electro-Mechanics Co., Ltd.	5,893	614,094
Samsung Electronics Co., Ltd.	290,339	12,803,395
Samsung Engineering Co., Ltd. (b)	4,708	83,377
Samsung Fire & Marine Insurance Co., Ltd.	3,837	608,286
Samsung Life Insurance Co., Ltd.	1,929	108,686
Samsung SDI Co., Ltd.	2,015	949,475
Samsung Securities Co., Ltd.	17,194	430,453
SD Biosensor, Inc.	25,787	619,104
Shinhan Financial Group Co., Ltd.	51,576	1,437,179
SK Hynix, Inc.	38,507	2,317,808
SK Inc.	5,754	866,141
Woori Financial Group, Inc.	8,764	80,508
Youngone Corp.	2,029	74,869

		40,286,823

Taiwan—13.7%
Advanced International Multitech Co., Ltd.	82,000	253,043
ASE Technology Holding Co., Ltd.	359,000	1,095,795
Asia Vital Components Co., Ltd.	73,000	265,774
Cathay Financial Holding Co., Ltd.	883,953	1,149,756
Chicony Power Technology Co., Ltd.	19,000	45,109
Chunghwa Telecom Co., Ltd.	296,000	1,087,988
Compeq Manufacturing Co., Ltd.	248,000	358,769
CTBC Financial Holding Co., Ltd.	1,873,000	1,346,169
Delta Electronics, Inc.	33,000	307,421
Eva Airways Corp.	63,000	57,658
Evergreen Marine Corp. Taiwan, Ltd.	116,800	609,282
Far Eastern Department Stores, Ltd.	144,000	100,703
Far Eastern New Century Corp.	121,000	125,535
Farglory Land Development Co., Ltd.	84,000	155,210
First Financial Holding Co., Ltd.	814,332	701,855
Fubon Financial Holding Co., Ltd.	782,434	1,432,505
Fusheng Precision Co., Ltd.	20,000	136,918
Gamania Digital Entertainment Co., Ltd.	133,000	302,198
Gigabyte Technology Co., Ltd.	61,000	211,188
Global Mixed Mode Technology, Inc.	12,000	55,589
Goldsun Building Materials Co., Ltd.	240,000	197,090
Holtek Semiconductor, Inc.	73,000	161,889
Hon Hai Precision Industry Co., Ltd.	922,000	2,995,467
Huaku Development Co., Ltd.	46,000	133,180
International Games System Co., Ltd.	21,000	295,980
Kindom Development Co., Ltd.	155,100	147,298
King’s Town Bank Co., Ltd.	120,000	132,323
Kung Long Batteries Industrial Co., Ltd.	7,000	31,193
Largan Precision Co., Ltd.	16,000	1,061,122
Lite-On Technology Corp.	437,000	906,746
Makalot Industrial Co., Ltd.	38,000	287,925
MediaTek, Inc.	112,000	2,274,953

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Taiwan—(Continued)
Micro-Star International Co., Ltd.	31,000	$120,444
Novatek Microelectronics Corp.	51,000	523,049
Parade Technologies, Ltd.	6,000	150,734
Pou Chen Corp.	785,000	873,018
Primax Electronics, Ltd.	136,000	245,443
Quanta Computer, Inc.	191,000	449,094
Realtek Semiconductor Corp.	53,000	484,146
Sanyang Motor Co., Ltd.	305,000	335,737
Shinkong Insurance Co., Ltd.	61,000	96,792
Simplo Technology Co., Ltd.	37,000	342,891
Sinon Corp.	83,000	98,378
SinoPac Financial Holdings Co., Ltd.	1,877,210	1,016,013
Taiwan Hon Chuan Enterprise Co., Ltd.	108,000	305,525
Taiwan Semiconductor Manufacturing Co., Ltd.	1,449,000	21,118,666
Teco Electric and Machinery Co., Ltd.	214,000	191,731
Test Research, Inc.	28,000	57,995
Tong Hsing Electronic Industries, Ltd.	10,800	67,043
Uni-President Enterprises Corp.	45,000	97,477
Unimicron Technology Corp.	148,000	576,985
United Integrated Services Co., Ltd.	42,000	249,885
United Microelectronics Corp.	609,000	800,106
Voltronic Power Technology Corp.	11,000	551,966
Walsin Lihwa Corp.	63,000	96,655
Wan Hai Lines, Ltd.	138,805	361,407
Winbond Electronics Corp.	348,000	221,708
Yang Ming Marine Transport Corp.	123	262
Yuanta Financial Holding Co., Ltd.	1,605,954	1,133,443
Zhen Ding Technology Holding, Ltd.	27,000	92,172

		49,082,396

Thailand—2.3%
AP Thailand PCL (NVDR)	2,569,100	860,571
Bangkok Bank PCL	70,800	302,538
Bangkok Dusit Medical Services PCL (NVDR)	534,900	447,959
Chularat Hospital PCL - Class F	4,358,900	463,137
Delta Electronics Thailand PCL	30,100	721,322
Ichitan Group PCL	699,000	228,055
Indorama Ventures PCL	172,400	202,838
Indorama Ventures PCL (NVDR)	550,700	645,936
Kasikornbank PCL (NVDR)	27,700	117,966
Kiatnakin Phatra Bank PCL (NVDR)	369,700	785,229
PTT Exploration & Production PCL (NVDR)	240,400	1,226,197
Siam Cement PCL (The)	605	5,974
SPCG PCL	70,100	29,348
Supalai PCL	654,500	459,199
Supalai PCL (NVDR)	435,200	305,365
Thai Vegetable Oil PCL	139,200	114,543
Thanachart Capital PCL	137,200	168,356
Tisco Financial Group PCL (NVDR)	279,200	798,424
TMBThanachart Bank PCL	11,144,200	453,683

		8,336,640

Turkey—0.9%
AG Anadolu Grubu Holding A/S	12,415	73,056
Haci Omer Sabanci Holding A/S	258,961	624,391
KOC Holding A/S	235,731	1,054,873
Turk Hava Yollari (b)	32,297	243,056

Turkey—(Continued)
Turkcell Iletisim Hizmetleri A/S	304,590	617,415
Turkiye Is Bankasi - Class C	784,693	536,167
Yapi ve Kredi Bankasi	255,100	159,905

		3,308,863

United Arab Emirates—1.2%
Abu Dhabi Commercial Bank PJSC	239,845	587,306
Abu Dhabi Islamic Bank PJSC	226,078	560,176
Air Arabia PJSC	271,633	158,904
Aldar Properties PJSC	232,716	280,005
Dubai Islamic Bank PJSC	519,113	805,801
Emaar Properties PJSC	80,679	128,421
Emirates NBD Bank PJSC	150,305	531,218
Emirates Telecommunications Group Co. PJSC	83,556	519,545
Fertiglobe plc	117,656	135,401
First Abu Dhabi Bank PJSC	88,021	409,391

		4,116,168

Total Common Stocks (Cost $392,120,705)		348,459,838

Preferred Stocks—2.2%

Brazil—1.7%
Banco Bradesco S.A.	164,536	477,127
Braskem S.A. - Class A	53,400	244,310
Cia Energetica de Minas Gerais	385,450	810,371
Cia Paranaense de Energia	262,200	392,257
Gerdau S.A.	188,100	1,039,597
Itausa S.A.	630,674	1,016,101
Petroleo Brasileiro S.A.	366,100	1,713,611
Randon S.A. Implementos e Participacoes	55,900	86,886
Unipar Carbocloro S.A. - Class B	15,880	264,550

		6,044,810

Chile—0.0%
Sociedad Quimica y Minera de Chile S.A. - Class B	500	40,436

Colombia—0.0%
Bancolombia S.A.	14,973	106,757

South Korea—0.5%
Samsung Electronics Co., Ltd.	45,266	1,821,407

Taiwan—0.0%
China Development Financial Holding Corp.	5,460	1,375

Total Preferred Stocks (Cost $8,113,333)		8,014,785

Short-Term Investment—0.6%

Mutual Funds—0.6%
Invesco STIC Prime Portfolio, Institutional Class 4.240% (f)	2,026,434	2,026,434

Total Short-Term Investments (Cost $2,026,434)		2,026,434

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (e)—0.6%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.3%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $400,191; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $408,000.	400,000	$400,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $69,940; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $71,339.	69,907	69,907
Societe Generale Repurchase Agreement dated 12/30/22 at 4.260%, due on 01/03/23 with a maturity value of $173,817; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.250%, maturity dates ranging from 12/31/23 - 02/15/30, and an aggregate market value of $177,210.	173,735	173,735
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $400,196; collateralized by various Common Stock with an aggregate market value of $447,874.	400,000	400,000

		1,043,642

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 4.090% (f)	200,000	200,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (f)	200,000	200,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (f)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (f)	153,219	153,219
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (f)	200,000	200,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (f)	200,000	200,000
U.S. Government Money Market Fund, Institutional Share 4.110% (f)	2,000	2,000

		1,155,219

Total Securities Lending Reinvestments (Cost $2,198,861)		2,198,861

Total Investments—100.6% (Cost $404,459,333)		360,699,918
Other assets and liabilities (net)—(0.6)%		(2,299,313)

Net Assets—100.0%		$358,400,605

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $2,461,428 and the collateral received consisted of cash in the amount of $2,198,861 and non-cash collateral with a value of $415,878. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $809,462, which is 0.2% of net assets.

Ten Largest Industries as of December 31, 2022 (Unaudited)	% of Net Assets
Banks	16.0
Semiconductors & Semiconductor Equipment	8.3
Internet & Direct Marketing Retail	7.1
Interactive Media & Services	5.4
Technology Hardware, Storage & Peripherals	5.1
Oil, Gas & Consumable Fuels	4.8
Metals & Mining	4.5
Chemicals	3.4
Electronic Equipment, Instruments & Components	2.8
Insurance	2.6

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/29/19-05/10/21	879,480	$3,157,857	$0

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Mini Futures	03/17/23	68	USD	3,261,960	$(91,001)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,438,815	$7,999,298	$—	$13,438,113
Chile	2,087,207	—	—	2,087,207
China	8,374,300	104,815,625	—	113,189,925
Czech Republic	—	1,120,689	—	1,120,689
Egypt	—	358,002	—	358,002
Greece	29,384	1,896,311	—	1,925,695
Hong Kong	—	1,484,683	—	1,484,683
Hungary	—	396,943	—	396,943
India	4,243,532	47,243,584	—	51,487,116
Indonesia	—	7,569,372	—	7,569,372
Malaysia	—	4,739,374	—	4,739,374
Mexico	9,013,825	—	—	9,013,825
Peru	441,892	—	—	441,892
Philippines	—	2,534,014	—	2,534,014
Poland	—	1,945,178	—	1,945,178
Qatar	—	3,099,487	—	3,099,487
Russia	—	—	0	0
Saudi Arabia	—	14,151,650	—	14,151,650
Singapore	—	381,539	—	381,539
South Africa	74,256	13,889,988	—	13,964,244
South Korea	—	40,286,823	—	40,286,823
Taiwan	—	49,082,396	—	49,082,396
Thailand	3,148,993	5,187,647	—	8,336,640

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Turkey	$—	$3,308,863	$—	$3,308,863
United Arab Emirates	—	4,116,168	—	4,116,168
Total Common Stocks	32,852,204	315,607,634	0	348,459,838
Preferred Stocks
Brazil	—	6,044,810	—	6,044,810
Chile	40,436	—	—	40,436
Colombia	—	106,757	—	106,757
South Korea	—	1,821,407	—	1,821,407
Taiwan	—	1,375	—	1,375
Total Preferred Stocks	40,436	7,974,349	—	8,014,785
Total Short-Term Investment*	2,026,434	—	—	2,026,434
Securities Lending Reinvestments
Repurchase Agreements	—	1,043,642	—	1,043,642
Mutual Funds	1,155,219	—	—	1,155,219
Total Securities Lending Reinvestments	1,155,219	1,043,642	—	2,198,861
Total Investments	$36,074,293	$324,625,625	$0	$360,699,918

Collateral for Securities Loaned (Liability)	$—	$(2,198,861)	$—	$(2,198,861)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(91,001)	$—	$—	$(91,001)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months year ended December 31, 2022 is not presented.

During the year ended December 31, 2022, transfers into Level 3 in the amount of $14,597,946 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the year ended December 31, 2022, transfers out of Level 3 in the amount of $416,862 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$360,699,918
Cash	29,639
Cash denominated in foreign currencies (c)	592,951
Cash collateral for futures contracts	161,461
Receivable for:
Dividends and interest	566,263
Prepaid expenses	1,443

Total Assets	362,051,675
Liabilities
Collateral for securities loaned	2,198,861
Payables for:
Fund shares redeemed	63,879
Foreign taxes	850,827
Variation margin on futures contracts	50,255
Accrued Expenses:
Management fees	164,510
Administration fees	18,568
Custudian fees	211,876
Distribution and service fees	1,319
Deferred trustees’ fees	39,411
Other expenses	51,564

Total Liabilities	3,651,070

Net Assets	$358,400,605

Net Assets Consist of:
Paid in surplus	$408,458,541
Distributed earnings (Accumulated losses) (d)	(50,057,936)

Net Assets	$358,400,605

Net Assets
Class A	$352,353,221
Class B	6,047,384
Capital Shares Outstanding*
Class A	39,383,693
Class B	679,602
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.95
Class B	8.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $404,459,333.
(b)	Includes securities loaned at value of $2,461,428.
(c)	Identified cost of cash denominated in foreign currencies was $588,425.
(d)	Includes foreign capital gains tax of $851,660.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$14,422,297
Securities lending income	28,341

Total investment income	14,450,638
Expenses
Management fees	2,056,375
Administration fees	31,381
Custodian and accounting fees	435,172
Distribution and service fees—Class B	15,649
Audit and tax services	75,280
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	23,117
Insurance	3,429
Miscellaneous	65,775

Total expenses	2,760,833

Net Investment Income	11,689,805

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(12,234,064)
Futures contracts	(3,372,421)
Foreign currency transactions	(352,813)

Net realized gain (loss)	(15,959,298)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(86,399,950)
Futures contracts	12,029
Foreign currency transactions	(2,741)

Net change in unrealized appreciation (depreciation)	(86,390,662)

Net realized and unrealized gain (loss)	(102,349,960)

Net Increase (Decrease) in Net Assets From Operations	$(90,660,155)

(a)	Net of foreign withholding taxes of $1,898,021.
(b)	Net of foreign capital gains tax of $72,637.
(c)	Includes change in foreign capital gains tax of $34,813.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,689,805	$10,429,279
Net realized gain (loss)	(15,959,298)	20,557,948
Net change in unrealized appreciation (depreciation)	(86,390,662)	(32,824,692)

Increase (decrease) in net assets from operations	(90,660,155)	(1,837,465)

From Distributions to Shareholders
Class A	(9,714,538)	(7,077,960)
Class B	(148,392)	(85,562)

Total distributions	(9,862,930)	(7,163,522)

Increase (decrease) in net assets from capital share transactions	5,595,091	69,046,807

Total increase (decrease) in net assets	(94,927,994)	60,045,820
Net Assets
Beginning of period	453,328,599	393,282,779

End of period	$358,400,605	$453,328,599

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	216,109	$1,815,196	7,471,225	$93,001,263
Reinvestments	1,014,044	9,714,538	568,511	7,077,960
Redemptions	(663,465)	(6,566,503)	(2,904,558)	(35,905,042)

Net increase (decrease)	566,688	$4,963,231	5,135,178	$64,174,181

Class B
Sales	145,413	$1,386,869	434,454	$5,269,665
Reinvestments	15,555	148,392	6,900	85,562
Redemptions	(93,745)	(903,401)	(40,081)	(482,601)

Net increase (decrease)	67,223	$631,860	401,273	$4,872,626

Increase (decrease) derived from capital shares transactions		$5,595,091		$69,046,807

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019 (a)
Net Asset Value, Beginning of Period	$11.50	$11.60	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.29	0.29	0.18	0.24	(c)
Net realized and unrealized gain (loss)	(2.59)	(0.20)	1.29	0.14

Total income (loss) from investment operations	(2.30)	0.09	1.47	0.38

Less Distributions
Distributions from net investment income	(0.25)	(0.19)	(0.25)	0.00

Total distributions	(0.25)	(0.19)	(0.25)	0.00

Net Asset Value, End of Period	$8.95	$11.50	$11.60	$10.38

Total Return (%) (d)	(20.13)	0.64	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.71	0.67	0.68	0.74	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	3.03	2.37	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	23	45	42	41	(e)
Net assets, end of period (in millions)	$352.4	$446.3	$390.8	$369.1

	Class B
	Year Ended December 31,
	2022	2021	2020	2019 (a)
Net Asset Value, Beginning of Period	$11.44	$11.57	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.27	0.26	0.15	0.14	(c)
Net realized and unrealized gain (loss)	(2.58)	(0.21)	1.29	0.23

Total income (loss) from investment operations	(2.31)	0.05	1.44	0.37

Less Distributions
Distributions from net investment income	(0.23)	(0.18)	(0.24)	0.00

Total distributions	(0.23)	(0.18)	(0.24)	0.00

Net Asset Value, End of Period	$8.90	$11.44	$11.57	$10.37

Total Return (%) (d)	(20.32)	0.31	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.96	0.92	0.93	0.99	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.78	2.21	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	23	45	42	41	(e)
Net assets, end of period (in millions)	$6.0	$7.0	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”) as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,043,642, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$91,001

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(3,372,421)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$12,029

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$10,553,552

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$107,517,749	$0	$87,497,037

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$2,056,375	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$405,651,781

Gross unrealized appreciation	26,429,516
Gross unrealized (depreciation)	(71,381,379)

Net unrealized appreciation (depreciation)	$(44,951,863)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$9,862,930	$7,163,522	$—	$—	$9,862,930	$7,163,522

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,963,702	$—	$(45,799,108)	$(16,183,118)	$(50,018,524)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $7,695,624 and accumulated long-term capital losses of $8,487,494.

BHFTI-24

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-25

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Emerging Markets Enhanced Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Emerging Markets Enhanced Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the three years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Emerging Markets Enhanced Index Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-29

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such

BHFTI-30

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

SSGA Emerging Markets Enhanced Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-year and since-inception (beginning April 29, 2019) periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods ended October 31, 2022 and underperformed its benchmark for the since-inception period ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned -15.09%, -15.38%, and -15.26%, respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth and Income Composite Index², returned -18.36% and -15.11%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Global economic growth and equity markets faced multiple headwinds in the first quarter of 2022. Commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. Hawkish pivots by western central banks amid rising inflation also weighed on stocks and bonds. The Russia-Ukraine War further exacerbated the supply chain and inflation problems at the end of February. Chinese economic activity surprised on the downside in March, with both manufacturing and services contracting simultaneously after beating expectations in January and February. The surge in COVID-19 Omicron outbreaks coupled with geopolitical instability impacted growth recovery toward the end of the quarter.

By the end of the second quarter, incoming data from key developed markets pointed toward broad-based deceleration in economic activities. Geopolitical risks remained elevated amid the ongoing Russia-Ukraine War and continued escalations between the U.S. and China over Taiwan. As a result, markets remained volatile in the second quarter and equities and bonds posted sharp declines. Central banks remained in tightening mode with 54 rate-hiking actions globally in June – an all-time high. Unsurprisingly, the actions followed elevated inflation rates around the world. Home sales were the first domino to fall prodded by the tightening monetary policy as first-time homebuyers were increasingly being priced out of the market. With consumer spending data coming in weak, the U.S. was vulnerable to further financial tightening. Even outside of the U.S., recession probabilities were moving upward. These fears were more pronounced in the euro area with the common currency falling to a 20-year low against the U.S. dollar and Germany reporting its first deficit since 1991.

Inflation expectations in the U.S. trended downward in the beginning of the third quarter, setting up a market rally that was short-lived. By mid-August, a myriad of economic data confirmed that inflation was more entrenched and investors became less confident that the central banks were able to engineer an economic soft-landing and began selling risky assets. Bond markets followed a similar pattern and sold off sharply in August and September. The market was also spooked by the unorthodox policy adopted by the new United Kingdom (“U.K.”) administration in September. The call for an unfunded 45 billion pound sterling mini-budget to ease the impact of inflation on the U.K. economy was later rescinded and brought down with it the Chancellor of the Exchequer. However, the irrevocable damage reverberated beyond Downing Street with subsequent days that saw yields on 10-year Gilts hitting a high of 4.3% and the pound falling to its lowest level of 1.03 against the U.S. dollar. These events resulted in the Bank of England intervening with a 65 billion pound sterling bond buying program to restore stability as pension funds came under heavy pressure. The economic tremor also spread to the other side of the continent where Japan’s finance ministry intervened in the foreign exchange market to prop up the yen as the currency came under renewed pressure after the Bank of Japan (the “BoJ”) left its monetary policy unchanged while global central banks tightened to record levels, leaving the yen trading at close to a 30-year low.

If there was one enduring theme in the 2022, that would be the constant downward economic trajectory throughout the year. The global economy decelerated further in the fourth quarter, albeit with inflation showing signs of slowing down in the U.S. and peaking in the eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiment toward the end of the fourth quarter. In the final month of 2022, 48 countries saw higher interest rates as policy rates were hiked by all major central banks. After four consecutive 75 basis point (“bps”) hikes, the U.S. Federal Reserve slowed hiking to 50 bps in December but still directed that the rates will remain elevated through 2023. Elsewhere in the globe, central banks continued to lift the policy rates with even the BoJ carefully expanding the target band of its Yield Curve Control program by 50 bps on either side of its 0% target in order to combat the weakening yen. The COVID-19 vaccines that saved millions of lives were not the panacea that cured the unconventional economic conditions and impediment that the modern market has experienced since it remerged in 2021. Economic uncertainty and fear of uncontrolled inflation dominated the investment narrative in 2022, leading the MSCI All Country World Index to post a 18.36% loss and giving up all the prior year’s gain. The bond market was in no position to be a defensive asset class contender as the negative return for the Bloomberg U.S. Aggregate Bond Index was -13.01%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -15.09% in 2022, modestly outperforming its composite benchmark. The positive relative return was driven primarily by asset allocation decisions, with defensive positioning and allocations to commodities contributing to the relative results.

A mostly defensive posture for the Portfolio during a turbulent year contributed to favorable benchmark-relative performance. For most of the year, a neutral or underweight position was maintained across equity markets in total as our quantitative tools raised flags from an investor sentiment, or risk, perspective, as well as from a more fundamental standpoint with respect to weakening earnings and sales expectations. In addition to limiting exposure to equities, an overweight allocation to commodities was a large driver of positive relative results. The allocation, which was driven by a combination of quantitative and discretionary views, bolstered results as the Russian

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*—(Continued)

invasion of Ukraine negatively impacted the supply of commodities and drove prices higher. An allocation to cash also contributed favorably to results. With short-term interest rates rising steadily throughout the year, cash provided a relatively remunerative way to position the Portfolio defensively throughout the period. Equity sector allocations also contributed positively with a persistent overweight allocation to the Energy sector accounting for much of the benefit.

The largest detractor to performance in 2022 was a steady overweight allocation to longer term government bonds. Though our fixed income models correctly anticipated the overall change in the shape of the yield curve (towards a flattening, or inverting, curve—which is when longer term rates fall relative to shorter term rates), from a directional perspective our expectations for steady to, at times, lower long-term interest rates, led to relative underperformance as rising inflation and sharply tighter monetary policy consistently pushed interest rates higher across the curve.

At period end, the Portfolio was positioned with small overweight allocations to equities, commodities and cash. At the time, information on the economic front was mixed with growth indicators decelerating but inflation pressures also easing. From a markets perspective, the easing of inflation alongside some weakness in the U.S. dollar helped some of our proprietary sentiment models to start to suggest a healthier environment for stock markets. Within equities, improved momentum, relatively attractive valuations as well as superior expectations around earnings and sales supported an overweight allocation to non-U.S. developed equity markets such as Europe and Asia-Pacific and a corresponding underweight position in U.S. equities and emerging market equities. In fixed income, the Portfolio maintained exposure to the long end of the Treasury yield curve but also held an overweight to cash to balance out the total interest rate risk, or duration, of the Portfolio.

Jerry Holly

Mike Martel

Portfolio Managers

State Street Global Advisors Funds Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets Index, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg U.S. Aggregate Bond Index, 10% Bloomberg High Yield Very Liquid Index, 5% Bloomberg U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	-15.09	3.60	5.67
Class B	-15.38	3.33	5.40
Class E	-15.26	3.45	5.52
MSCI All Country World Index	-18.36	5.23	7.98
SSGA Growth and Income Composite Index	-15.11	3.99	6.14

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	21.8
Vanguard Total Bond Market ETF	18.0
iShares MSCI EAFE ETF	11.5
SPDR Bloomberg High Yield Bond ETF	7.1
Vanguard FTSE Pacific ETF	5.0
iShares TIPS Bond ETF	5.0
Vanguard FTSE Europe ETF	4.0
iShares 20+ Year Treasury Bond ETF	3.3
iShares Core MSCI Emerging Markets ETF	3.0
SPDR Dow Jones International Real Estate ETF	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	27.9
Investment Grade Fixed Income	26.3
International Developed Market Equities	24.2
High Yield Fixed Income	7.1
Money Market	4.6
Emerging Market Equities	3.0
Real Estate Equities	2.0
U.S. Mid Cap Equities	2.0
U.S. Small Cap Equities	2.0
Commodities	0.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.32%	$1,000.00	$1,006.70	$1.62
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,004.50	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E (a)	Actual	0.47%	$1,000.00	$1,005.60	$2.38
	Hypothetical*	0.47%	$1,000.00	$1,022.79	$2.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—95.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.3%
Consumer Staples Select Sector SPDR Fund (a) (b)	461,639	$34,415,187
Energy Select Sector SPDR Fund (b)	207,132	18,117,836
Financial Select Sector SPDR Fund (a) (b)	1,019,009	34,850,108
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (a)	1,091,986	16,139,553
iShares 20+ Year Treasury Bond ETF (a)	564,551	56,206,698
iShares Core MSCI Emerging Markets ETF	1,094,546	51,115,298
iShares Core S&P Mid-Cap ETF (a)	141,258	34,168,898
iShares Core S&P Small-Cap ETF (a)	358,339	33,913,203
iShares MSCI Canada ETF (a)	824,834	26,996,817
iShares MSCI EAFE ETF (a)	3,008,372	197,469,538
iShares TIPS Bond ETF (a)	804,061	85,584,253
Materials Select Sector SPDR Fund (a) (b)	215,264	16,721,707
SPDR Bloomberg High Yield Bond ETF (a) (b)	1,344,054	120,964,860
SPDR Dow Jones International Real Estate ETF (a) (b)	1,304,367	34,917,905
SPDR S&P 500 ETF Trust (a)(b)	979,455	374,572,976
SPDR S&P International Small Cap ETF (b)	1,183,671	34,811,764
Vanguard FTSE Europe ETF (a)	1,245,208	69,034,331
Vanguard FTSE Pacific ETF (a)	1,339,875	86,220,956
Vanguard Total Bond Market ETF	4,299,478	308,874,499

Total Mutual Funds (Cost $1,713,896,351)		1,635,096,387

Short-Term Investment—4.6%

Mutual Funds—4.6%
Invesco STIC Prime Portfolio, Institutional Class 4.240% (c)	79,141,211	79,141,211

Total Short-Term Investments (Cost $79,141,211)		79,141,211

Securities Lending Reinvestments (d)—29.7%

Certificates of Deposit—8.5%
Bank of Montreal 4.710%, SOFR + 0.410%, 04/04/23 (e)	5,000,000	4,999,922
5.090%, SOFR + 0.790%, 11/08/23 (e)	5,000,000	5,006,754
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	10,000,000	10,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (e)	4,000,000	4,000,071
4.810%, SOFR + 0.510%, 03/15/23 (e)	14,000,000	14,005,884
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (e)	7,000,000	7,000,463
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	8,000,000	8,000,568
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (e)	10,000,000	10,000,000
Credit Agricole S.A. 4.700%, 02/03/23	6,000,000	6,001,500
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (e)	6,000,000	6,000,168
Credit Industriel et Commercial (NY) 4.710%, FEDEFF PRV + 0.380%, 01/09/23 (e)	5,000,000	5,000,145

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (e)	5,000,000	5,001,500
MUFG Bank Ltd. (NY) 4.810%, SOFR + 0.510%, 02/17/23 (e)	6,000,000	6,001,524
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (e)	3,000,000	3,000,513
4.800%, SOFR + 0.500%, 02/27/23 (e)	5,000,000	5,001,385
4.850%, SOFR + 0.550%, 02/21/23 (e)	4,000,000	4,001,340
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (e)	4,000,000	4,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	15,000,000	14,999,760
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (e)	11,000,000	11,003,608
4.850%, SOFR + 0.550%, 03/07/23 (e)	2,000,000	2,000,556
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (e)	5,000,000	5,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	5,000,000	4,999,450

		145,025,111

Commercial Paper—1.4%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	5,000,000	5,006,810
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	8,000,000	8,002,160
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (e)	6,000,000	6,000,000
United Overseas Bank, Ltd. 4.850%, SOFR + 0.550%, 02/03/23 (e)	5,000,000	5,001,205

		24,010,175

Master Demand Notes—0.7%
Natixis Financial Products LLC 4.550%, OBFR + 0.230%, 01/03/23 (e)	12,000,000	12,000,000

Repurchase Agreements—13.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $5,022,458; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $10,250,264; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $10,200,001.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $56,177,774; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $57,323,771.	56,150,946	56,150,946

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $24,026,023; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $24,587,703.	24,014,496	$24,014,496
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $31,926,796; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $32,613,865.	31,900,000	31,900,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $40,034,611; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $43,553,141.	40,000,000	40,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $10,045,208; collateralized by various Common Stock with an aggregate market value of $11,112,546.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $4,702,219; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $4,802,490.	4,700,000	4,700,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $20,409,996; collateralized by various Common Stock with an aggregate market value of $22,705,667.	20,400,000	20,400,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $11,710,056; collateralized by various Common Stock with an aggregate market value of $13,024,345.	11,700,000	11,700,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $16,652,883; collateralized by various Common Stock with an aggregate market value of $18,534,308.	16,644,745	16,644,745

		230,510,187

Time Deposits—0.6%
Canadian Imperial Bank London 4.250%, 01/03/23	5,000,000	5,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	5,000,000	5,000,000

		10,000,000

Mutual Funds—5.1%
AB Government Money Market Portfolio, Institutional Class 4.110% (c)	10,000,000	10,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (c)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (c)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (c)	15,000,000	15,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (c)	19,800,000	19,800,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (c)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (c)	15,000,000	15,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (c)	5,000,000	5,000,000

		86,800,000

Total Securities Lending Reinvestments (Cost $508,310,251)		508,345,473

Total Investments—129.6% (Cost $2,301,347,813)		2,222,583,071
Other assets and liabilities (net)—(29.6)%		(507,516,550)

Net Assets—100.0%		$1,715,066,521

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $496,275,624 and the collateral received consisted of cash in the amount of $508,310,517 and non-cash collateral with a value of $77,720. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,635,096,387	$—	$—	$1,635,096,387
Total Short-Term Investment*	79,141,211	—	—	79,141,211
Securities Lending Reinvestments
Certificates of Deposit	—	145,025,111	—	145,025,111
Commercial Paper	—	24,010,175	—	24,010,175
Master Demand Notes	—	12,000,000	—	12,000,000
Repurchase Agreements	—	230,510,187	—	230,510,187
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	86,800,000	—	—	86,800,000
Total Securities Lending Reinvestments	86,800,000	421,545,473	—	508,345,473
Total Investments	$1,801,037,598	$421,545,473	$—	$2,222,583,071

Collateral for Securities Loaned (Liability)	$—	$(508,310,517)	$—	$(508,310,517)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,553,210,728
Affiliated investments at value (c) (d)	669,372,343
Receivable for:
Fund shares sold	23,566
Dividends	401,810
Dividends on affiliated investments	1,744,801
Prepaid expenses	6,949

Total Assets	2,224,760,197

Liabilities
Collateral for securities loaned	508,310,517
Payables for:
Fund shares redeemed	304,645
Accrued Expenses:
Management fees	457,933
Administration fees	21,875
Custodian and accounting fees	19,696
Distribution and service fees	365,116
Deferred trustees’ fees	163,275
Other expenses	50,619

Total Liabilities	509,693,676

Net Assets	$1,715,066,521

Net Assets Consist of:
Paid in surplus	$1,828,381,916
Distributable earnings (Accumulated losses)	(113,315,395)

Net Assets	$1,715,066,521

Net Assets
Class A	$24,474,297
Class B	1,683,855,407
Class E	6,736,817
Capital Shares Outstanding*
Class A	2,729,068
Class B	189,740,224
Class E	756,174
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.97
Class B	8.87
Class E	8.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,585,340,956.
(b)	Includes securities loaned at value of $67,335,066.
(c)	Identified cost of affiliated investments was $716,006,857.
(d)	Includes securities loaned at value of $428,940,558.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying ETFs	$29,177,456
Dividends from affiliated investments	18,577,152
Securities lending income	3,751,585

Total investment income	51,506,193
Expenses
Management fees	5,828,611
Administration fees	37,500
Custodian and accounting fees	38,799
Distribution and service fees—Class B	4,647,504
Distribution and service fees—Class E	11,179
Audit and tax services	48,382
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	41,467
Insurance	16,130
Miscellaneous	22,188

Total expenses	10,746,415

Net Investment Income	40,759,778

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(116,672,381)
Affiliated investments	48,783,179

Net realized gain (loss)	(67,889,202)

Net change in unrealized appreciation (depreciation) on:
Investments	(99,998,905)
Affiliated investments	(209,102,660)

Net change in unrealized appreciation (depreciation)	(309,101,565)

Net realized and unrealized gain (loss)	(376,990,767)

Net Increase (Decrease) in Net Assets From Operations	$(336,230,989)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$40,759,778	$57,777,115
Net realized gain (loss)	(67,889,202)	311,770,889
Net change in unrealized appreciation (depreciation)	(309,101,565)	(84,914,991)

Increase (decrease) in net assets from operations	(336,230,989)	284,633,013

From Distributions to Shareholders
Class A	(5,135,426)	(1,945,395)
Class B	(361,953,101)	(140,262,345)
Class E	(1,440,231)	(545,548)

Total distributions	(368,528,758)	(142,753,288)

Increase (decrease) in net assets from capital share transactions	168,700,698	(131,580,105)

Total increase (decrease) in net assets	(536,059,049)	10,299,620

Net Assets
Beginning of period	2,251,125,570	2,240,825,950

End of period	$1,715,066,521	$2,251,125,570

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	100,401	$1,046,539	147,611	$1,917,968
Reinvestments	572,511	5,135,426	153,422	1,945,395
Redemptions	(289,557)	(3,124,301)	(232,942)	(3,045,991)

Net increase (decrease)	383,355	$3,057,664	68,091	$817,372

Class B
Sales	1,639,285	$17,955,994	1,740,557	$22,363,163
Reinvestments	40,714,635	361,953,101	11,149,630	140,262,345
Redemptions	(20,783,723)	(214,988,779)	(22,885,246)	(294,939,631)

Net increase (decrease)	21,570,197	$164,920,316	(9,995,059)	$(132,314,123)

Class E
Sales	60,421	$663,670	49,065	$635,457
Reinvestments	161,461	1,440,231	43,229	545,548
Redemptions	(130,980)	(1,381,183)	(98,346)	(1,264,359)

Net increase (decrease)	90,902	$722,718	(6,052)	$(83,354)

Increase (decrease) derived from capital shares transactions		$168,700,698		$(131,580,105)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.27	$12.48	$12.12	$10.93	$12.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.37	0.25	0.32	0.29
Net realized and unrealized gain (loss)	(2.25)	1.29	0.85	1.78	(1.01)

Total income (loss) from investment operations	(2.00)	1.66	1.10	2.10	(0.72)

Less Distributions
Distributions from net investment income	(0.39)	(0.27)	(0.34)	(0.31)	(0.32)
Distributions from net realized capital gains	(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(2.30)	(0.87)	(0.74)	(0.91)	(0.87)

Net Asset Value, End of Period	$8.97	$13.27	$12.48	$12.12	$10.93

Total Return (%) (b)	(15.09)	13.61	10.14	19.88	(6.29)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.41	2.83	2.20	2.77	2.39
Portfolio turnover rate (%)	148	91	72	57	34
Net assets, end of period (in millions)	$24.5	$31.1	$28.4	$27.9	$26.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.15	$12.37	$12.02	$10.84	$12.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.33	0.22	0.29	0.25
Net realized and unrealized gain (loss)	(2.24)	1.29	0.84	1.77	(0.99)

Total income (loss) from investment operations	(2.02)	1.62	1.06	2.06	(0.74)

Less Distributions
Distributions from net investment income	(0.35)	(0.24)	(0.31)	(0.28)	(0.29)
Distributions from net realized capital gains	(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(2.26)	(0.84)	(0.71)	(0.88)	(0.84)

Net Asset Value, End of Period	$8.87	$13.15	$12.37	$12.02	$10.84

Total Return (%) (b)	(15.38)	13.38	9.83	19.61	(6.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (d)	2.15	2.54	1.94	2.52	2.13
Portfolio turnover rate (%)	148	91	72	57	34
Net assets, end of period (in millions)	$1,683.9	$2,211.2	$2,204.1	$2,232.3	$2,118.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.20	$12.41	$12.05	$10.88	$12.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.35	0.23	0.30	0.27
Net realized and unrealized gain (loss)	(2.24)	1.29	0.85	1.76	(1.00)

Total income (loss) from investment operations	(2.01)	1.64	1.08	2.06	(0.73)

Less Distributions
Distributions from net investment income	(0.37)	(0.25)	(0.32)	(0.29)	(0.30)
Distributions from net realized capital gains	(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(2.28)	(0.85)	(0.72)	(0.89)	(0.85)

Net Asset Value, End of Period	$8.91	$13.20	$12.41	$12.05	$10.88

Total Return (%) (b)	(15.26)	13.52	10.01	19.57	(6.39)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (d)	2.24	2.68	2.03	2.62	2.25
Portfolio turnover rate (%)	148	91	72	57	34
Net assets, end of period (in millions)	$6.7	$8.8	$8.3	$9.0	$8.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

(the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $230,510,187. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper,

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,607,197,783	$0	$2,712,386,172

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$5,828,611	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
Consumer Staples Select Sector SPDR Fund	$—	$35,215,993	$—	$—	$(800,806)	$34,415,187
Energy Select Sector SPDR Fund	46,374,246	52,059,897	(92,970,267)	9,819,427	2,834,533	18,117,836
Financial Select Sector SPDR Fund	22,816,954	80,755,645	(64,895,957)	(4,885,163)	1,058,629	34,850,108
Health Care Select Sector SPDR Fund	—	18,674,223	(18,184,520)	(489,703)	—	—
Industrial Select Sector SPDR Fund	—	22,029,256	(21,496,197)	(533,059)	—	—
Materials Select Sector SPDR Fund	23,341,861	61,754,290	(60,895,235)	(6,206,927)	(1,272,282)	16,721,707
SPDR Bloomberg High Yield Bond ETF	154,400,546	231,870,358	(236,483,923)	(20,598,913)	(8,223,208)	120,964,860
SPDR Dow Jones International Real Estate ETF	22,640,140	27,427,637	(5,858,483)	(2,079,261)	(7,212,128)	34,917,905
SPDR Gold Shares	—	104,310,813	(94,805,979)	(9,504,834)	—	—
SPDR S&P 500 ETF Trust	525,808,743	314,230,801	(369,551,152)	78,876,358	(174,791,774)	374,572,976
SPDR S&P International Small Cap ETF	45,668,122	6,894,451	(7,910,784)	483,937	(10,323,962)	34,811,764
Technology Select Sector SPDR Fund	46,069,986	3,486,400	(42,983,362)	3,798,638	(10,371,662)	—
Utilities Select Sector SPDR Fund	—	43,116,168	(43,218,847)	102,679	—	—

	$887,120,598	$1,001,825,932	$(1,059,254,706)	$48,783,179	$(209,102,660)	$669,372,343

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2022
Consumer Staples Select Sector SPDR Fund	$246,061	461,639
Energy Select Sector SPDR Fund	1,070,174	207,132
Financial Select Sector SPDR Fund	479,663	1,019,009
Health Care Select Sector SPDR Fund	—	—
Industrial Select Sector SPDR Fund	—	—
Materials Select Sector SPDR Fund	421,326	215,264
SPDR Bloomberg High Yield Bond ETF	7,057,675	1,344,054
SPDR Dow Jones International Real Estate ETF	1,290,634	1,304,367
SPDR Gold Shares	—	—
SPDR S&P 500 ETF Trust	6,525,261	979,455
SPDR S&P International Small Cap ETF	943,777	1,183,671
Technology Select Sector SPDR Fund	40,271	—
Utilities Select Sector SPDR Fund	502,310	—

	$18,577,152

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,361,348,480

Gross unrealized appreciation	14,307,598
Gross unrealized (depreciation)	(153,073,007)

Net unrealized appreciation (depreciation)	$(138,765,409)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$103,052,628	$51,215,575	$265,476,130	$91,537,713	$368,528,758	$142,753,288

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,821,651	$—	$(138,765,410)	$(14,208,360)	$(113,152,119)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $14,208,360.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth and Income ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and transfer agents; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-year period ended October 31, 2022 and underperformed the same benchmark for the three- and five-year periods ended

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

October 31, 2022. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA Growth & Income Composite Index, for theone-, three-, and five-year periods ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median, below the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned -15.67%, -15.87%, and -15.78%, respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth Composite Index², returned -18.36% and -15.83%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Global economic growth and equity markets faced multiple headwinds in the first quarter of 2022. Commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. Hawkish pivots by western central banks amid rising inflation also weighed on stocks and bonds. The Russia-Ukraine War further exacerbated the supply chain and inflation problems at the end of February. Chinese economic activity surprised on the downside in March, with both manufacturing and services contracting simultaneously after beating expectations in January and February. The surge in COVID-19 Omicron outbreaks coupled with geopolitical instability impacted growth recovery toward the end of the quarter.

By the end of the second quarter, incoming data from key developed markets pointed toward broad-based deceleration in economic activities. Geopolitical risks remained elevated amid the ongoing Russia-Ukraine War and continued escalations between the U.S. and China over Taiwan. As a result, markets remained volatile in the second quarter and equities and bonds posted sharp declines. Central banks remained in tightening mode with 54 rate-hiking actions globally in June – an all-time high. Unsurprisingly, the actions followed elevated inflation rates around the world. Home sales were the first domino to fall prodded by the tightening monetary policy as first-time homebuyers were increasingly being priced out of the market. With consumer spending data coming in weak, the U.S. was vulnerable to further financial tightening. Even outside of the U.S., recession probabilities were moving upward. These fears were more pronounced in the euro area with the common currency falling to a 20-year low against the U.S. dollar and Germany reporting its first deficit since 1991.

Inflation expectations in the U.S. trended downward in the beginning of the third quarter, setting up a market rally that was short-lived. By mid-August, a myriad of economic data confirmed that inflation was more entrenched and investors became less confident that the central banks were able to engineer an economic soft-landing and began selling risky assets. Bond markets followed a similar pattern and sold off sharply in August and September. The market was also spooked by the unorthodox policy adopted by the new United Kingdom (“U.K.”) administration in September. The call for an unfunded 45 billion pound sterling mini-budget to ease the impact of inflation on the U.K. economy was later rescinded and brought down with it the Chancellor of the Exchequer. However, the irrevocable damage reverberated beyond Downing Street with subsequent days that saw yields on 10-year Gilts hitting a high of 4.3% and the pound falling to its lowest level of 1.03 against the U.S. dollar. These events resulted in the Bank of England intervening with a 65 billion pound sterling bond buying program to restore stability as pension funds came under heavy pressure. The economic tremor also spread to the other side of the continent where Japan’s finance ministry intervened in the foreign exchange market to prop up the yen as the currency came under renewed pressure after the Bank of Japan (the “BoJ”) left its monetary policy unchanged while global central banks tightened to record levels, leaving the yen trading at close to a 30-year low.

If there was one enduring theme in the 2022, that would be the constant downward economic trajectory throughout the year. The global economy decelerated further in the fourth quarter, albeit with inflation showing signs of slowing down in the U.S. and peaking in the eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiment toward the end of the fourth quarter. In the final month of 2022, 48 countries saw higher interest rates as policy rates were hiked by all major central banks. After four consecutive 75 basis point (“bps”) hikes, the U.S. Federal Reserve slowed hiking to 50 bps in December but still directed that the rates will remain elevated through 2023. Elsewhere in the globe, central banks continued to lift the policy rates with even the BoJ carefully expanding the target band of its Yield Curve Control program by 50 bps on either side of its 0% target in order to combat the weakening yen. The COVID-19 vaccines that saved millions of lives were not the panacea that cured the unconventional economic conditions and impediment that the modern market has experienced since it remerged in 2021. Economic uncertainty and fear of uncontrolled inflation dominated the investment narrative in 2022, leading the MSCI All Country World Index to post a 18.36% loss and giving up all the prior year’s gain. The bond market was in no position to be a defensive asset class contender as the negative return for the Bloomberg U.S. Aggregate Bond Index was -13.01%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -15.67% in 2022, modestly outperforming its composite benchmark. The positive relative return was driven primarily by asset allocation decisions, with defensive positioning and allocations to commodities contributing to the relative results.

A mostly defensive posture for the Portfolio during a turbulent year contributed to favorable benchmark-relative performance. For most of the year, a neutral or underweight position was maintained across equity markets in total as our quantitative tools raised flags from an investor sentiment, or risk, perspective, as well as from a more fundamental standpoint with respect to weakening earnings and sales expectations. In addition to limiting exposure to equities, an overweight allocation to commodities was a large driver of positive relative results. The allocation, which was driven by a combination of quantitative and discretionary views, bolstered results as the Russian invasion of Ukraine negatively impacted the supply of commodities

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*—(Continued)

and drove prices higher. An allocation to cash also contributed favorably to results. With short-term interest rates rising steadily throughout the year, cash provided a relatively remunerative way to position the Portfolio defensively throughout the period. Equity sector allocations also contributed positively with a persistent overweight allocation to the Energy sector accounting for much of the benefit.

The largest detractor to performance in 2022 was a steady overweight allocation to longer term government bonds. Though our fixed income models correctly anticipated the overall change in the shape of the yield curve (towards a flattening, or inverting, curve—which is when longer term rates fall relative to shorter term rates), from a directional perspective our expectations for steady to, at times, lower long-term interest rates, led to relative underperformance as rising inflation and sharply tighter monetary policy consistently pushed interest rates higher across the curve.

At period end, the Portfolio was positioned with small overweight allocations to equities, commodities and cash. At the time, information on the economic front was mixed with growth indicators decelerating but inflation pressures also easing. From a markets perspective, the easing of inflation alongside some weakness in the U.S. dollar helped some of our proprietary sentiment models to start to suggest a healthier environment for stock markets. Within equities, improved momentum, relatively attractive valuations as well as superior expectations around earnings and sales supported an overweight allocation to non-U.S. developed equity markets such as Europe and Asia-Pacific and a corresponding underweight position in U.S. equities and emerging market equities. In fixed income, the Portfolio maintained exposure to the long end of the Treasury yield curve but also held an overweight to cash to balance out the total interest rate risk, or duration, of the Portfolio.

Jerry Holly

Mike Martel

Portfolio Managers

State Street Global Advisors Funds Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets Index, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg U.S. Aggregate Bond Index, 5% Bloomberg High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	-15.67	4.38	6.91
Class B	-15.87	4.13	6.64
Class E	-15.78	4.24	6.75
MSCI All Country World Index	-18.36	5.23	7.98
SSGA Growth Composite Index	-15.83	4.68	7.35

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	26.8
iShares MSCI EAFE ETF	17.8
Vanguard FTSE Pacific ETF	5.0
Vanguard Total Bond Market ETF	5.0
iShares Core S&P Mid-Cap ETF	5.0
iShares Core MSCI Emerging Markets ETF	5.0
Vanguard FTSE Europe ETF	4.0
iShares Core S&P Small-Cap ETF	4.0
iShares 20+ Year Treasury Bond ETF	3.3
SPDR S&P International Small Cap ETF	3.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	32.9
International Developed Market Equities	32.2
Investment Grade Fixed Income	11.3
Emerging Market Equities	5.0
U.S. Mid Cap Equities	5.0
Money Market	4.7
U.S. Small Cap Equities	4.0
High Yield Fixed Income	2.0
Real Estate Equities	2.0
Commodities	0.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.36%	$1,000.00	$1,017.60	$1.83
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,016.60	$3.10
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,016.60	$2.59
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—95.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.3%
Consumer Staples Select Sector SPDR Fund (a) (b)	189,770	$14,147,353
Energy Select Sector SPDR Fund (b)	85,100	7,443,697
Financial Select Sector SPDR Fund (a) (b)	418,740	14,320,908
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	446,710	6,602,374
iShares 20+ Year Treasury Bond ETF (a)	232,090	23,106,880
iShares Core MSCI Emerging Markets ETF	749,557	35,004,312
iShares Core S&P Mid-Cap ETF (a)	145,113	35,101,384
iShares Core S&P Small-Cap ETF (a)	294,223	27,845,265
iShares MSCI Canada ETF (a)	509,581	16,678,586
iShares MSCI EAFE ETF (a)	1,909,550	125,342,862
iShares TIPS Bond ETF (a)	198,358	21,113,226
Materials Select Sector SPDR Fund (a) (b)	88,430	6,869,242
SPDR Bloomberg High Yield Bond ETF (a) (b)	157,825	14,204,250
SPDR Dow Jones International Real Estate ETF (a) (b)	536,629	14,365,558
SPDR S&P 500 ETF Trust (a) (b)	494,013	188,925,392
SPDR S&P International Small Cap ETF (b)	730,423	21,481,740
Vanguard FTSE Europe ETF (a)	512,074	28,389,383
Vanguard FTSE Pacific ETF	551,030	35,458,780
Vanguard Total Bond Market ETF	490,939	35,269,058

Total Mutual Funds (Cost $699,912,637)		671,670,250

Short-Term Investment—4.7%

Mutual Funds—4.7%
Invesco STIC Prime Portfolio, Institutional Class 4.240% (c)	32,999,400	32,999,400

Total Short-Term Investments (Cost $32,999,400)		32,999,400

Securities Lending Reinvestments (d)—30.5%

Certificates of Deposit — 6.7%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	6,000,000	6,000,000
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (e)	5,000,000	5,002,101
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	4,000,000	4,000,284
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (e)	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (e)	3,000,000	3,000,900
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (e)	6,000,000	6,002,367
Nordea Bank Abp (NY) 4.850%, SOFR + 0.550%, 02/21/23 (e)	2,000,000	2,000,670
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	5,000,000	4,999,920
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (e)	3,000,000	3,004,554
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (e)	4,000,000	4,001,312

Certificates of Deposit—(Continued)
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	4,000,000	3,999,560

		47,011,668

Commercial Paper—2.1%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	4,000,000	4,005,448
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	5,000,000	5,001,350
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (e)	6,000,000	6,000,000

		15,006,798

Repurchase Agreements—14.4%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $10,004,778; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $4,017,967; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $5,125,132; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $5,100,001..	5,000,000	5,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $25,083,762; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $25,595,458	25,071,783	25,071,783
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $5,002,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 - 03/31/27, and an aggregate market value of $5,119,346.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $10,008,400; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $10,223,782.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $10,008,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $10,888,285.	10,000,000	$10,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $2,201,039; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $2,247,974.	2,200,000	2,200,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $18,308,967; collateralized by various Common Stock with an aggregate market value of $20,367,964.	18,300,000	18,300,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $12,005,867; collateralized by various Common Stock with an aggregate market value of $13,333,652.	12,000,000	12,000,000

		101,571,783

Time Deposits—1.1%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	3,000,000	3,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	5,000,000	5,000,000

		8,000,000

Mutual Funds—6.2%
AB Government Money Market Portfolio, Institutional Class 4.110% (c)	10,000,000	10,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (c)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (c)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (c)	5,000,000	5,000,000

Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 4.110% (c)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (c)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (c)	2,000,000	2,000,000

		44,000,000

Total Securities Lending Reinvestments (Cost $215,571,783)		215,590,249

Total Investments—130.5% (Cost $948,483,820)		920,259,899
Other assets and liabilities (net)—(30.5)%		(215,333,353)

Net Assets—100.0%		$704,926,546

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $210,574,450 and the collateral received consisted of cash in the amount of $215,571,783 and non-cash collateral with a value of $13,824. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$671,670,250	$—	$—	$671,670,250
Total Short-Term Investment*	32,999,400	—	—	32,999,400
Securities Lending Reinvestments
Certificates of Deposit	—	47,011,668	—	47,011,668
Commercial Paper	—	15,006,798	—	15,006,798
Repurchase Agreements	—	101,571,783	—	101,571,783
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	44,000,000	—	—	44,000,000
Total Securities Lending Reinvestments	44,000,000	171,590,249	—	215,590,249
Total Investments	$748,669,650	$171,590,249	$—	$920,259,899

Collateral for Securities Loaned (Liability)	$—	$(215,571,783)	$—	$(215,571,783)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$638,501,759
Affiliated investments at value (c) (d)	281,758,140
Receivable for:
Fund shares sold	4,396
Dividends	166,615
Dividends on affiliated investments	880,035
Prepaid expenses	2,853

Total Assets	921,313,798

Liabilities
Collateral for securities loaned	215,571,783
Payables for:
Fund shares redeemed	228,115
Accrued Expenses:
Management fees	195,681
Administration fees	21,875
Custodian and accounting fees	19,625
Distribution and service fees	144,618
Deferred trustees’ fees	163,275
Other expenses	42,280

Total Liabilities	216,387,252

Net Assets	$704,926,546

Net Assets Consist of:
Paid in surplus	$698,874,688
Distributable earnings (Accumulated losses)	6,051,858

Net Assets	$704,926,546

Net Assets
Class A	$33,810,296
Class B	664,706,270
Class E	6,409,980
Capital Shares Outstanding*
Class A	3,653,216
Class B	72,557,890
Class E	697,301
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.25
Class B	9.16
Class E	9.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $652,388,971.
(b)	Includes securities loaned at value of $22,944,728.
(c)	Identified cost of affiliated investments was $296,094,849.
(d)	Includes securities loaned at value of $187,629,722.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Underlying ETFs	$10,990,682
Dividends from affiliated investments	6,216,670
Securities lending income	955,520

Total investment income	18,162,872

Expenses
Management fees	2,456,377
Administration fees	37,500
Custodian and accounting fees	38,478
Distribution and service fees—Class B	1,815,382
Distribution and service fees—Class E	10,661
Audit and tax services	48,382
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	28,085
Insurance	6,549
Miscellaneous	15,467

Total expenses	4,511,535

Net Investment Income	13,651,337

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(18,985,704)
Affiliated investments	42,182,883

Net realized gain (loss)	23,197,179

Net change in unrealized appreciation (depreciation) on:
Investments	(69,277,643)
Affiliated investments	(109,541,386)

Net change in unrealized appreciation (depreciation)	(178,819,029)

Net realized and unrealized gain (loss)	(155,621,850)

Net Increase (Decrease) in Net Assets From Operations	$(141,970,513)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$13,651,337	$21,386,416
Net realized gain (loss)	23,197,179	131,166,567
Net change in unrealized appreciation (depreciation)	(178,819,029)	(5,676,963)

Increase (decrease) in net assets from operations	(141,970,513)	146,876,020

From Distributions to Shareholders
Class A	(7,057,572)	(2,671,933)
Class B	(143,623,872)	(57,744,054)
Class E	(1,436,124)	(538,194)

Total distributions	(152,117,568)	(60,954,181)

Increase (decrease) in net assets from capital share transactions	81,269,459	(41,389,318)

Total increase (decrease) in net assets	(212,818,622)	44,532,521

Net Assets
Beginning of period	917,745,168	873,212,647

End of period	$704,926,546	$917,745,168

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	142,121	$1,483,016	126,229	$1,701,069
Reinvestments	767,962	7,057,572	202,419	2,671,933
Redemptions	(208,173)	(2,216,472)	(231,180)	(3,125,517)

Net increase (decrease)	701,910	$6,324,116	97,468	$1,247,485

Class B
Sales	1,026,716	$10,893,746	1,270,474	$16,973,787
Reinvestments	15,765,518	143,623,872	4,407,943	57,744,054
Redemptions	(7,449,884)	(80,425,114)	(8,789,579)	(117,181,691)

Net increase (decrease)	9,342,350	$74,092,504	(3,111,162)	$(42,463,850)

Class E
Sales	77,296	$893,204	46,062	$613,778
Reinvestments	157,125	1,436,124	40,990	538,194
Redemptions	(139,576)	(1,476,489)	(98,482)	(1,324,925)

Net increase (decrease)	94,845	$852,839	(11,430)	$(172,953)

Increase (decrease) derived from capital shares transactions		$81,269,459		$(41,389,318)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.86	$12.61	$12.18	$10.86	$12.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.36	0.22	0.30	0.25
Net realized and unrealized gain (loss)	(2.41)	1.85	0.97	2.07	(1.24)

Total income (loss) from investment operations	(2.19)	2.21	1.19	2.37	(0.99)

Less Distributions
Distributions from net investment income	(0.37)	(0.23)	(0.31)	(0.27)	(0.29)
Distributions from net realized capital gains	(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(2.42)	(0.96)	(0.76)	(1.05)	(1.02)

Net Asset Value, End of Period	$9.25	$13.86	$12.61	$12.18	$10.86

Total Return (%) (b) (c)	(15.67)	17.88	11.06	22.71 (d)	(8.44)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.35	0.34	0.35	0.35	0.34
Ratio of net investment income (loss) to average net assets (%) (f)	2.04	2.64	1.95	2.58	2.06
Portfolio turnover rate (%)	123	80	73	57	32
Net assets, end of period (in millions)	$33.8	$40.9	$36.0	$34.8	$29.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.74	$12.51	$12.09	$10.78	$12.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.31	0.19	0.27	0.22
Net realized and unrealized gain (loss)	(2.39)	1.85	0.96	2.06	(1.23)

Total income (loss) from investment operations	(2.20)	2.16	1.15	2.33	(1.01)

Less Distributions
Distributions from net investment income	(0.33)	(0.20)	(0.28)	(0.24)	(0.26)
Distributions from net realized capital gains	(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(2.38)	(0.93)	(0.73)	(1.02)	(0.99)

Net Asset Value, End of Period	$9.16	$13.74	$12.51	$12.09	$10.78

Total Return (%) (b) (c)	(15.87)	17.60	10.75	22.44	(8.75)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.60	0.59	0.60	0.60	0.59
Ratio of net investment income (loss) to average net assets (%) (f)	1.76	2.33	1.69	2.30	1.79
Portfolio turnover rate (%)	123	80	73	57	32
Net assets, end of period (in millions)	$664.7	$868.5	$829.5	$830.6	$755.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.78	$12.54	$12.12	$10.81	$12.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.33	0.20	0.28	0.24
Net realized and unrealized gain (loss)	(2.39)	1.85	0.96	2.06	(1.24)

Total income (loss) from investment operations	(2.19)	2.18	1.16	2.34	(1.00)

Less Distributions
Distributions from net investment income	(0.35)	(0.21)	(0.29)	(0.25)	(0.27)
Distributions from net realized capital gains	(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(2.40)	(0.94)	(0.74)	(1.03)	(1.00)

Net Asset Value, End of Period	$9.19	$13.78	$12.54	$12.12	$10.81

Total Return (%) (b) (c)	(15.78)	17.75	10.84	22.53	(8.63)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.50	0.49	0.50	0.50	0.49
Ratio of net investment income (loss) to average net assets (%) (f)	1.86	2.46	1.79	2.42	1.91
Portfolio turnover rate (%)	123	80	73	57	32
Net assets, end of period (in millions)	$6.4	$8.3	$7.7	$7.6	$6.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser (See Note 5 of the Notes to Financial Statements) Excluding this item, total return would have been 17.80%, 17.52.%, and 17.67% for Class A, Class B and Class E, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $101,571,783, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$887,515,182	$0	$932,094,619

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$2,456,377	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2021, the Subadviser voluntarily reimbursed the Portfolio for under performance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
Consumer Staples Select Sector SPDR Fund	$—	$14,476,548	$—	$—	$(329,195)	$14,147,353
Energy Select Sector SPDR Fund	18,743,183	21,120,756	(37,472,371)	3,912,541	1,139,588	7,443,697
Financial Select Sector SPDR Fund	9,203,616	32,797,967	(26,086,258)	(2,015,401)	420,984	14,320,908
Health Care Select Sector SPDR Fund	—	7,604,736	(7,405,318)	(199,418)	—	—
Industrial Select Sector SPDR Fund	—	8,999,639	(8,781,868)	(217,771)	—	—
Materials Select Sector SPDR Fund	9,404,684	25,173,369	(24,623,542)	(2,568,035)	(517,234)	6,869,242
SPDR Bloomberg High Yield Bond ETF	17,777,360	70,549,065	(70,356,315)	(2,958,567)	(807,293)	14,204,250
SPDR Dow Jones International Real Estate ETF	9,132,717	10,771,743	(1,722,026)	(651,160)	(3,165,716)	14,365,558
SPDR Gold Shares	—	27,311,197	(24,296,694)	(3,014,503)	—	—
SPDR S&P 500 ETF Trust	258,949,142	123,791,526	(146,109,880)	48,162,032	(95,867,428)	188,925,392
SPDR S&P International Small Cap ETF	27,626,036	3,546,050	(3,680,678)	202,596	(6,212,264)	21,481,740
Technology Select Sector SPDR Fund	18,578,531	1,327,522	(17,224,840)	1,521,615	(4,202,828)	—
Utilities Select Sector SPDR Fund	—	17,040,420	(17,049,374)	8,954	—	—

	$369,415,269	$364,510,538	$(384,809,164)	$42,182,883	$(109,541,386)	$281,758,140

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2022
Consumer Staples Select Sector SPDR Fund	$101,150	189,770
Energy Select Sector SPDR Fund	435,841	85,100
Financial Select Sector SPDR Fund	195,584	418,740
Health Care Select Sector SPDR Fund	—	—
Industrial Select Sector SPDR Fund	—	—
Materials Select Sector SPDR Fund	171,175	88,430
SPDR Bloomberg High Yield Bond ETF	756,252	157,825
SPDR Dow Jones International Real Estate ETF	525,962	536,629
SPDR Gold Shares	—	—
SPDR S&P 500 ETF Trust	3,231,386	494,013
SPDR S&P International Small Cap ETF	578,542	730,423
Technology Select Sector SPDR Fund	16,139	—
Utilities Select Sector SPDR Fund	204,639	—

	$6,216,670

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$965,561,517

Gross unrealized appreciation	11,185,419
Gross unrealized (depreciation)	(56,487,037)

Net unrealized appreciation (depreciation)	$(45,301,618)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$35,140,682	$18,605,761	$116,976,886	$42,348,420	$152,117,568	$60,954,181

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,521,899	$37,994,855	$(45,301,618)	$—	$6,215,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-year period ended October 31, 2022 and underperformed the same benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted that the Portfolio outperformed its other benchmark, the SSGA Growth Composite Index, for

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the one- and three-year periods ended October 31, 2022 and underperformed the same benchmark for the five-year period ended October 31, 2022.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, Expense Universe Median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned -4.89%, -5.15%, and -5.07%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned -7.54%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (the “Fed”) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

Domestic investment grade and high yield bond prices tumbled in 2022. U.S. Treasury yields rose sharply, and the U.S. Treasury yield curve inverted during the year as short- and intermediate-term yields rose above longer-term yields. Historically, this has often signaled an approaching recession. In the investment grade universe, corporate bonds fell sharply as interest rates rose and credit spreads—the yield difference between higher- and lower-quality issues—widened amid concerns that Fed rate hikes would weaken the economy and corporate earnings.

Stocks in developed non-U.S. markets declined in 2022, as elevated inflation prompted many central banks to tighten their monetary policies. Developed European markets fell broadly in U.S. dollar terms. Stocks in Sweden, the Netherlands, Ireland, and Austria were among the worst performers, while Norway, Denmark, and the U.K. held up well. Developed markets in Asia also fell broadly. Stocks in Hong Kong and Australia held up best, while Japanese shares performed the worst. Stocks in emerging markets fared worse than developed non-U.S. markets in 2022. Emerging Asian markets were mostly lower in U.S. dollar terms. Shares in China, South Korea and Taiwan fell, while shares in Thailand and Indonesia rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative results yet outperformed its benchmark, the Russell 1000 Value Index (the “Index”), during the reporting period. Broadly speaking, both sector allocation and stock selection drove relative outperformance.

Stock selection in Financials was a notable contributor, led by American International Group. Shares benefited from a strong property and casualty pricing cycle that allowed the company to focus on pushing price, in addition to improved underwriting. The company’s life and retirement business line, which was spun off in September 2022, had a mixed impact on the stock as capital markets pressure impacted earnings and a declining investment portfolio impacted book value.

Stock selection and an underweight position in Consumer Discretionary also aided relative returns. Shares of Las Vegas Sands have lagged reopening peers as China’s increased lockdowns throughout the year delayed reopening in Macau. Shares benefited during the third and fourth quarter due to a strong recovery in its Singapore operations, which helped offset some of the costs associated with Macau.

Stock choices in the Consumer Staples sector further added to relative performance. Shares of Conagra Brands aided relative performance over the period as shares outperformed the Consumer Staples sector. Early in the year, shares faced pressure following Russia’s invasion of Ukraine, as the company’s margins were negatively impacted due to rising input costs, particularly grain.

Conversely, the Energy sector was a significant relative detractor, primarily due to stock choices, such as TC Energy. Shares of TC Energy detracted from relative performance over the calendar-year period. Shares were lifted early in the year as global natural gas prices dramatically rose following Russia’s invasion of Ukraine. In the third quarter, shares were pressured as capital markets risk and a higher interest rate environment weighed on performance. In early December, shares were again pressured as the company’s Keystone pipeline was shut down following a leak of 14,000 barrels.

Weak stock choices in the Industrials sector also weighed on relative performance.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Utilities, Consumer Staples, Real Estate, and Materials sectors. The Portfolio was underweight relative to the benchmark in the Financials, Consumer Discretionary, Information Technology, Communication Services, Industrials, and Energy sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Gabriel Solomon

John D. Linehan

Mark S. Finn^

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Mark S. Finn relinquished his portfolio management duties for the Portfolio effective December 31, 2022.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	-4.89	7.42	11.12	—
Class B	-5.15	7.15	10.84	—
Class E	-5.07	7.26	—	8.58
Russell 1000 Value Index	-7.54	6.67	10.29	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Southern Co. (The)	3.2
TotalEnergies SE(ADR)	3.1
Johnson & Johnson	3.0
Wells Fargo & Co.	2.9
Chubb, Ltd.	2.6
Philip Morris International, Inc.	2.3
Fiserv, Inc.	2.3
Walmart, Inc.	2.3
AvalonBay Communities, Inc.	2.2
American International Group, Inc.	2.2

Top Sectors

% of Net Assets
Health Care	20.6
Financials	17.1
Industrials	9.7
Consumer Staples	8.9
Energy	8.2
Utilities	7.9
Information Technology	7.9
Communication Services	5.4
Real Estate	4.8
Materials	4.4

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.51%	$1,000.00	$1,058.10	$2.65
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,056.50	$3.94
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$1,057.00	$3.42
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.6%
L3Harris Technologies, Inc.	201,031	$41,856,665

Air Freight & Logistics — 1.6%
United Parcel Service, Inc. - Class B	242,597	42,173,063

Airlines — 0.4%
Southwest Airlines Co. (a)	321,505	10,825,073

Auto Components — 0.4%
Magna International, Inc. (b)	212,008	11,910,609

Banks — 8.8%
Bank of America Corp.	1,400,408	46,381,513
Citigroup, Inc.	537,197	24,297,420
Fifth Third Bancorp (b)	649,586	21,312,917
Huntington Bancshares, Inc.	2,392,352	33,732,163
U.S. Bancorp	693,374	30,238,040
Wells Fargo & Co.	1,857,972	76,715,664

		232,677,717

Beverages — 0.8%
Coca-Cola Co. (The)	338,322	21,520,662

Biotechnology — 1.4%
AbbVie, Inc.	230,787	37,297,487

Capital Markets — 0.6%
Goldman Sachs Group, Inc. (The)	47,561	16,331,496

Chemicals — 2.8%
CF Industries Holdings, Inc.	238,533	20,323,011
International Flavors & Fragrances, Inc.	340,983	35,748,658
RPM International, Inc. (b)	184,186	17,948,926

		74,020,595

Commercial Services & Supplies — 0.2%
Stericycle, Inc. (a) (b)	93,177	4,648,601

Communications Equipment — 0.6%
Cisco Systems, Inc.	319,933	15,241,608

Containers & Packaging — 1.6%
International Paper Co. (b)	1,254,122	43,430,245

Diversified Financial Services — 1.4%
Equitable Holdings, Inc.	1,266,262	36,341,719

Diversified Telecommunication Services — 0.3%
Verizon Communications, Inc.	191,000	7,525,400

Electric Utilities — 3.6%
Entergy Corp.	96,413	10,846,462
Southern Co. (The) (b)	1,190,024	84,979,614

		95,826,076

Electronic Equipment, Instruments & Components — 0.3%
TE Connectivity, Ltd.	75,128	8,624,694

Entertainment — 1.6%
Walt Disney Co. (The) (a)	491,224	42,677,541

Equity Real Estate Investment Trusts — 4.8%
AvalonBay Communities, Inc. (b)	365,892	59,098,876
Equinix, Inc.	37,974	24,874,109
Weyerhaeuser Co.	1,353,778	41,967,118

		125,940,103

Food & Staples Retailing — 2.3%
Walmart, Inc.	422,522	59,909,394

Food Products — 1.9%
Conagra Brands, Inc.	1,321,460	51,140,502

Health Care Equipment & Supplies — 6.4%
Becton Dickinson & Co. (b)	228,172	58,024,140
Hologic, Inc. (a)	208,964	15,632,597
Medtronic plc	534,049	41,506,288
Zimmer Biomet Holdings, Inc.	418,693	53,383,357

		168,546,382

Health Care Providers & Services — 4.9%
Cigna Corp.	155,461	51,510,448
CVS Health Corp.	245,907	22,916,073
Elevance Health, Inc.	108,346	55,578,248

		130,004,769

Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp. (a) (b)	303,835	14,605,349

Household Products — 1.6%
Kimberly-Clark Corp.	305,181	41,428,321

Industrial Conglomerates — 3.2%
General Electric Co.	547,595	45,882,985
Siemens AG (ADR)	579,568	39,868,483

		85,751,468

Insurance — 6.4%
American International Group, Inc.	925,955	58,557,394
Chubb, Ltd.	307,910	67,924,946
Hartford Financial Services Group, Inc. (The)	550,820	41,768,681

		168,251,021

Interactive Media & Services — 1.3%
Alphabet, Inc. - Class C (a)	151,060	13,403,554
Meta Platforms, Inc. - Class A (a)	180,000	21,661,200

		35,064,754

IT Services — 2.3%
Fiserv, Inc. (a)	603,143	60,959,663

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	38,139	$21,002,766

Machinery — 2.7%
Cummins, Inc.	175,858	42,608,635
Stanley Black & Decker, Inc. (b)	382,836	28,758,640

		71,367,275

Media — 2.2%
Comcast Corp. - Class A	537,219	18,786,548
News Corp. - Class A	2,114,105	38,476,711

		57,263,259

Multi-Utilities — 4.3%
Ameren Corp. (b)	343,863	30,576,298
Dominion Energy, Inc.	475,383	29,150,486
Sempra Energy	344,064	53,171,650

		112,898,434

Multiline Retail — 0.4%
Kohl’s Corp. (b)	447,456	11,298,264

Oil, Gas & Consumable Fuels — 8.2%
ConocoPhillips	373,893	44,119,374
Exxon Mobil Corp.	409,125	45,126,488
TC Energy Corp. (b)	1,121,077	44,686,129
TotalEnergies SE (ADR) (b)	1,339,527	83,157,836

		217,089,827

Pharmaceuticals — 6.9%
Bristol-Myers Squibb Co.	295,340	21,249,713
Elanco Animal Health, Inc. (a)	1,353,195	16,536,043
Johnson & Johnson	452,716	79,972,281
Merck & Co., Inc.	316,863	35,155,950
Pfizer, Inc.	570,172	29,215,613

		182,129,600

Semiconductors & Semiconductor Equipment — 3.0%
Applied Materials, Inc.	70,336	6,849,320
QUALCOMM, Inc.	511,773	56,264,323
Texas Instruments, Inc.	99,905	16,506,304

		79,619,947

Software — 0.7%
Microsoft Corp.	75,686	18,151,017

Specialty Retail — 1.6%
Best Buy Co., Inc.	335,000	26,870,350
TJX Cos., Inc. (The)	198,686	15,815,406

		42,685,756

Technology Hardware, Storage & Peripherals — 1.0%
Western Digital Corp. (a)	827,000	26,091,850

Tobacco — 2.3%
Philip Morris International, Inc.	607,913	61,526,875

Total Common Stocks (Cost $2,275,812,880)		2,585,655,847

Convertible Preferred Stocks — 0.2%

Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co. 6.000%, 06/01/23 (b)	114,664	5,742,373

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc. 5.000%, 02/01/23	19,833	387,339

Total Convertible Preferred Stocks (Cost $6,724,850)		6,129,712

Short-Term Investments — 1.8%

Mutual Funds — 1.8%
T. Rowe Price Treasury Reserve Fund (c)	47,062,725	47,062,725

Total Short-Term Investments (Cost $47,062,725)		47,062,725

Securities Lending Reinvestments (d) — 8.9%

Certificates of Deposit — 0.8%
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (e)	3,000,000	3,000,000
Bank of Nova Scotia 4.710%, FEDEFF PRV + 0.380%, 01/06/23 (e)	2,000,000	2,000,036
4.810%, SOFR + 0.510%, 03/15/23 (e)	2,000,000	2,000,840
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (e)	3,000,000	3,001,148
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (e)	1,000,000	1,000,071
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (e)	2,000,000	2,000,000
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (e)	2,000,000	2,000,789
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (e)	2,000,000	1,999,968
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (e)	1,000,000	1,000,110
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (e)	1,000,000	1,000,328
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (e)	3,000,000	2,999,670

		22,002,960

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper — 0.2%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (e)	1,000,000	$1,001,362
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (e)	3,000,000	3,000,810
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (e)	2,000,000	2,000,000

		6,002,172

Repurchase Agreements — 2.9%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $27,941,385; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $28,486,918.	27,928,351	27,928,351
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $10,004,778; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $5,022,458; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $2,050,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $4,503,780; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $4,600,702.	4,500,000	4,500,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $1,700,803; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $1,737,071.	1,700,000	1,700,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $5,002,439; collateralized by various Common Stock with an aggregate market value of $5,564,235.	5,000,000	5,000,000

Repurchase Agreements —(Continued)
Societe Generale Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $10,004,900; collateralized by various Common Stock with an aggregate market value of $11,128,471.	10,000,000	10,000,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $9,006,965; collateralized by various Common Stock with an aggregate market value of $6,578,908.	9,002,564	9,002,564

		75,130,915

Time Deposits — 0.6%
Canadian Imperial Bank London 4.250%, 01/03/23	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	8,000,000	8,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (e)	3,000,000	3,000,000

		16,000,000

Mutual Funds — 4.4%
AB Government Money Market Portfolio, Institutional Class 4.110% (f)	5,000,000	5,000,000
Allspring Government Money Market Fund, Select Classs 4.090% (f)	7,000,000	7,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (f)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (f)	30,000,000	30,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (f)	25,000,000	25,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (f)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (f)	8,000,000	8,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (f)	15,000,000	15,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 4.220% (f)	11,000,000	11,000,000

		116,000,000

Total Securities Lending Reinvestments (Cost $235,130,915)		235,136,047

Total Investments—108.6% (Cost $2,564,731,370)		2,873,984,331
Other assets and liabilities (net)—(8.6)%		(227,952,944)

Net Assets—100.0%		$2,646,031,387

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $229,956,248 and the collateral received consisted of cash in the amount of $235,130,915. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2022

(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,585,655,847	$—	$—	$2,585,655,847
Total Convertible Preferred Stocks*	6,129,712	—	—	6,129,712
Total Short-Term Investments*	47,062,725	—	—	47,062,725
Securities Lending Reinvestments
Certificates of Deposit	—	22,002,960	—	22,002,960
Commercial Paper	—	6,002,172	—	6,002,172
Repurchase Agreements	—	75,130,915	—	75,130,915
Time Deposits	—	16,000,000	—	16,000,000
Mutual Funds	116,000,000	—	—	116,000,000
Total Securities Lending Reinvestments	116,000,000	119,136,047	—	235,136,047
Total Investments	$2,754,848,284	$119,136,047	$—	$2,873,984,331

Collateral for Securities Loaned (Liability)	$—	$(235,130,915)	$—	$(235,130,915)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,826,921,606
Affiliated investments at value (c)	47,062,725
Cash	3,737,796
Receivable for:
Investments sold	372,239
Fund shares sold	18,627
Dividends	7,001,767
Dividends on affiliated investments	160,389
Prepaid expenses	10,827

Total Assets	2,885,285,976

Liabilities
Collateral for securities loaned	235,130,915
Payables for:
Investments purchased	1,610,394
Fund shares redeemed	755,172
Accrued Expenses:
Management fees	1,131,135
Distribution and service fees	240,192
Deferred trustees’ fees	163,275
Other expenses	223,506

Total Liabilities	239,254,589

Net Assets	$2,646,031,387

Net Assets Consist of:
Paid in surplus	$1,914,155,383
Distributable earnings (Accumulated losses)	731,876,004

Net Assets	$2,646,031,387

Net Assets
Class A	$1,409,098,921
Class B	928,922,116
Class E	308,010,350
Capital Shares Outstanding*
Class A	48,986,148
Class B	32,706,080
Class E	10,780,228
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.77
Class B	28.40
Class E	28.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,517,668,645.
(b)	Includes securities loaned at value of $229,956,248.
(c)	Identified cost of affiliated investments was $47,062,725.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$71,963,888
Dividends from affiliated investments	771,111
Securities lending income	229,107

Total investment income	72,964,106
Expenses
Management fees	16,379,260
Administration fees	116,616
Custodian and accounting fees	140,276
Distribution and service fees—Class B	2,457,634
Distribution and service fees—Class E	498,579
Audit and tax services	46,352
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	91,273
Insurance	24,398
Miscellaneous	24,579

Total expenses	19,833,621
Less management fee waiver	(2,191,700)

Net expenses	17,641,921

Net Investment Income	55,322,185

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	378,256,322
Foreign currency transactions	(5,909)

Net realized gain (loss)	378,250,413

Net change in unrealized appreciation (depreciation) on:
Investments	(589,529,019)
Foreign currency transactions	(2,714)

Net change in unrealized appreciation (depreciation)	(589,531,733)

Net realized and unrealized gain (loss)	(211,281,320)

Net Increase (Decrease) in Net Assets From Operations	$(155,959,135)

(a)	Net of foreign withholding taxes of $1,357,800.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$55,322,185	$52,395,998
Net realized gain (loss)	378,250,413	353,453,836
Net change in unrealized appreciation (depreciation)	(589,531,733)	362,908,583

Increase (decrease) in net assets from operations	(155,959,135)	768,758,417

From Distributions to Shareholders
Class A	(218,363,299)	(39,677,794)
Class B	(136,983,911)	(20,601,813)
Class E	(46,504,521)	(7,578,725)

Total distributions	(401,851,731)	(67,858,332)

Increase (decrease) in net assets from capital share transactions	(88,417,509)	(563,235,165)

Total increase (decrease) in net assets	(646,228,375)	137,664,920

Net Assets
Beginning of period	3,292,259,762	3,154,594,842

End of period	$2,646,031,387	$3,292,259,762

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	169,567	$5,309,331	278,785	$9,364,420
Reinvestments	8,048,776	218,363,299	1,182,647	39,677,794
Redemptions	(10,940,146)	(352,560,980)	(14,812,338)	(490,457,931)

Net increase (decrease)	(2,721,803)	$(128,888,350)	(13,350,906)	$(441,415,717)

Class B
Sales	2,172,353	$68,545,859	2,679,471	$88,367,794
Reinvestments	5,107,528	136,983,911	620,163	20,601,813
Redemptions	(5,238,148)	(163,722,356)	(5,625,338)	(184,237,002)

Net increase (decrease)	2,041,733	$41,807,414	(2,325,704)	$(75,267,395)

Class E
Sales	199,673	$5,937,047	721,438	$24,272,999
Reinvestments	1,724,306	46,504,521	227,112	7,578,725
Redemptions	(1,730,543)	(53,778,141)	(2,363,712)	(78,403,777)

Net increase (decrease)	193,436	$(1,336,573)	(1,415,162)	$(46,552,053)

Increase (decrease) derived from capital shares transactions		$(88,417,509)		$(563,235,165)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.57	$28.77	$31.29	$28.64	$35.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.63	0.56	0.64	0.74	0.71
Net realized and unrealized gain (loss)	(2.66)	6.96	(0.35)	6.42	(3.50)

Total income (loss) from investment operations	(2.03)	7.52	0.29	7.16	(2.79)

Less Distributions
Distributions from net investment income	(0.62)	(0.68)	(0.71)	(0.75)	(0.71)
Distributions from net realized capital gains	(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.77)	(0.72)	(2.81)	(4.51)	(4.02)

Net Asset Value, End of Period	$28.77	$35.57	$28.77	$31.29	$28.64

Total Return (%) (b)	(4.89)	26.30	3.15	26.81	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.51	0.52	0.52	0.54
Ratio of net investment income (loss) to average net assets (%)	2.02	1.68	2.48	2.44	2.12
Portfolio turnover rate (%)	30	16	30	19	20
Net assets, end of period (in millions)	$1,409.1	$1,839.4	$1,871.9	$1,829.4	$1,654.3

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.17	$28.47	$30.99	$28.39	$35.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.55	0.47	0.57	0.66	0.62
Net realized and unrealized gain (loss)	(2.63)	6.89	(0.35)	6.37	(3.46)

Total income (loss) from investment operations	(2.08)	7.36	0.22	7.03	(2.84)

Less Distributions
Distributions from net investment income	(0.54)	(0.62)	(0.64)	(0.67)	(0.62)
Distributions from net realized capital gains	(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.69)	(0.66)	(2.74)	(4.43)	(3.93)

Net Asset Value, End of Period	$28.40	$35.17	$28.47	$30.99	$28.39

Total Return (%) (b)	(5.15)	25.98	2.87	26.52	(9.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.76	0.77	0.77	0.79
Ratio of net investment income (loss) to average net assets (%)	1.79	1.44	2.23	2.19	1.89
Portfolio turnover rate (%)	30	16	30	19	20
Net assets, end of period (in millions)	$928.9	$1,078.6	$939.3	$940.1	$819.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.36	$28.61	$31.12	$28.50	$35.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.58	0.51	0.60	0.69	0.66
Net realized and unrealized gain (loss)	(2.65)	6.92	(0.35)	6.39	(3.48)

Total income (loss) from investment operations	(2.07)	7.43	0.25	7.08	(2.82)

Less Distributions
Distributions from net investment income	(0.57)	(0.64)	(0.66)	(0.70)	(0.65)
Distributions from net realized capital gains	(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.72)	(0.68)	(2.76)	(4.46)	(3.96)

Net Asset Value, End of Period	$28.57	$35.36	$28.61	$31.12	$28.50

Total Return (%) (b)	(5.07)	26.12	3.00	26.62	(9.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.66	0.67	0.67	0.69
Ratio of net investment income (loss) to average net assets (%)	1.88	1.53	2.33	2.29	1.98
Portfolio turnover rate (%)	30	16	30	19	20
Net assets, end of period (in millions)	$308.0	$374.3	$343.4	$366.7	$334.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2022 through 2018. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $75,130,915, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(229,818,896)	$—	$—	$—	$(229,818,896)
Convertible Preferred Stocks	(5,312,019)	—	—	—	(5,312,019)
Total Borrowings	$(235,130,915)	$—	$—	$—	$(235,130,915)
Gross amount of recognized liabilities for securities lending transactions					$(235,130,915)

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$849,981,011	$0	$1,296,241,454

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022, were $16,379,260.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion. When average daily net assets exceed $3 billion to below $4 billion, the advisory fees are reduced at the annual rate of 0.060% on all assets.

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year December 31, 2022 amounted to $1,631,744 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2022 amounted to $559,956 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held at December 31, 2022
T. Rowe Price Treasury Reserve Fund	$47,144,467	$404,030,715	$(404,112,457)	$47,062,725	$771,111	47,062,725

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,573,001,435

Gross unrealized appreciation	429,557,999
Gross unrealized (depreciation)	(128,575,103)

Net unrealized appreciation (depreciation)	$300,982,896

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$77,642,188	$64,155,551	$324,209,543	$3,702,781	$401,851,731	$67,858,332

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,644,742	$379,411,362	$300,983,177	$—	$732,039,281

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Large Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and equal to the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned -22.33%, -22.53%, and -22.50%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned -26.72%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve’s (the “Fed”) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

Domestic investment grade and high yield bond prices tumbled in 2022. U.S. Treasury yields rose sharply, and the U.S. Treasury yield curve inverted during the year as short- and intermediate-term yields rose above longer-term yields. Historically, this has often signaled an approaching recession. In the investment grade universe, corporate bonds fell sharply as interest rates rose and credit spreads—the yield difference between higher- and lower-quality issues—widened amid concerns that Fed rate hikes would weaken the economy and corporate earnings.

Stocks in developed non-U.S. markets declined in 2022, as elevated inflation prompted many central banks to tighten their monetary policies. Developed European markets fell broadly in U.S. dollar terms. Stocks in Sweden, the Netherlands, Ireland, and Austria were among the worst performers, while Norway, Denmark, and the U.K. held up well. Developed markets in Asia also fell broadly. Stocks in Hong Kong and Australia held up best, while Japanese shares performed the worst. Stocks in emerging markets fared worse than developed non-U.S. markets in 2022. Emerging Asian markets were mostly lower in U.S. dollar terms. Shares in China, South Korea and Taiwan fell, while shares in Thailand and Indonesia rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative results but outperformed its benchmark, the Russell Midcap Growth Index (the “Index”), during the reporting period. Broadly speaking, security selection and sector allocation contributed to relative performance.

The Information Technology (“IT”) sector was the largest relative contributor, aided by favorable stock selection coupled with an underweight allocation. Shares of KLA Corp., a capital equipment company that provides control systems for the semiconductor industry, held up better than industry peers. The company executed well during the year, despite supply chain and pandemic-related headwinds.

The Health Care sector also boosted relative performance due to strong stock choices. Shares of Hologic ended slightly up in a volatile year for the stock. Hologic is a medical technology company focused on women’s health and makes screening, detection, and treatment products. COVID-19 testing accelerated the placement of Hologic’s diagnostic testing machines in many medical facilities, but as a result, the stock has traded on news related to COVID-19 testing volumes.

An underweight allocation coupled with favorable stock selection in the Communication Services sector further contributed to relative performance. The Communication Services sector tends to be a small area of investment in the Portfolio.

Conversely, an underweight allocation in the Energy sector notably detracted from relative performance. Within the Energy sector, we seek selective exposure to low-cost producers that can use advanced drilling technology to access vast new oil and gas reserves. The Financials sector also hampered relative performance due to detrimental stock choices, although an overweight position partially offset the losses.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Materials, Industrials, and Financials sectors. The Portfolio was underweight against the benchmark in the IT, Real Estate, Consumer Discretionary, Energy, Communication Services, Consumer Staples, and Utilities sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	-22.33	7.44	12.18
Class B	-22.53	7.19	11.91
Class E	-22.50	7.28	12.01
Russell Midcap Growth Index	-26.72	7.64	11.41

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Hologic, Inc.	3.1
Microchip Technology, Inc.	2.9
Agilent Technologies, Inc.	2.5
Textron, Inc.	2.4
Teleflex, Inc.	2.4
Ingersoll Rand, Inc.	2.3
Burlington Stores, Inc.	2.0
Bruker Corp.	1.7
Marvell Technology, Inc.	1.7
Keysight Technologies, Inc.	1.6

Top Sectors

% of Net Assets
Health Care	24.9
Information Technology	21.6
Industrials	16.1
Consumer Discretionary	13.3
Financials	6.5
Materials	5.4
Energy	3.3
Communication Services	2.7
Consumer Staples	2.5

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.67%	$1,000.00	$1,041.30	$3.45
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a)	Actual	0.92%	$1,000.00	$1,040.30	$4.73
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class E (a)	Actual	0.82%	$1,000.00	$1,040.20	$4.22
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.8%
BWX Technologies, Inc.	79,400	$4,611,552
Textron, Inc.	415,500	29,417,400

		34,028,952

Airlines — 1.1%
Southwest Airlines Co. (a)	404,000	13,602,680

Auto Components — 0.1%
Mobileye Global, Inc. - Class A (a) (b)	22,437	786,641

Automobiles — 0.2%
Rivian Automotive, Inc. - Class A (a) (b)	102,105	1,881,795

Beverages — 0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	16,287	5,366,892

Biotechnology — 4.7%
Alnylam Pharmaceuticals, Inc. (a) (b)	71,300	16,944,445
Apellis Pharmaceuticals, Inc. (a) (b)	45,140	2,334,189
Argenx SE (ADR) (a)	15,845	6,002,561
Ascendis Pharma A/S (ADR) (a) (b)	27,200	3,321,936
CRISPR Therapeutics AG (a) (b)	42,883	1,743,194
Exact Sciences Corp. (a) (b)	65,900	3,262,709
Horizon Therapeutics plc (a)	90,400	10,287,520
Ionis Pharmaceuticals, Inc. (a) (b)	190,900	7,210,293
Karuna Therapeutics, Inc. (a) (b)	11,289	2,218,289
Seagen, Inc. (a)	36,400	4,677,764

		58,002,900

Capital Markets — 4.4%
Cboe Global Markets, Inc.	31,600	3,964,852
Intercontinental Exchange, Inc.	89,700	9,202,323
KKR & Co., Inc.	293,900	13,642,838
MarketAxess Holdings, Inc.	45,100	12,577,939
Raymond James Financial, Inc. (b)	44,900	4,797,565
Tradeweb Markets, Inc. - Class A	163,300	10,603,069

		54,788,586

Chemicals — 0.7%
RPM International, Inc.	89,700	8,741,265

Commercial Services & Supplies — 0.4%
Waste Connections, Inc.	36,100	4,785,416

Construction Materials — 1.1%
Martin Marietta Materials, Inc.	39,138	13,227,470

Containers & Packaging — 3.6%
Avery Dennison Corp.	84,900	15,366,900
Ball Corp. (b)	335,986	17,182,324
Sealed Air Corp.	238,700	11,906,356

		44,455,580

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. (a)	76,600	4,833,460

Electrical Equipment — 0.2%
Shoals Technologies Group, Inc. - Class A (a) (b)	114,800	2,832,116

Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp. - Class A	123,000	9,365,220
Cognex Corp. (b)	112,000	5,276,320
Corning, Inc. (b)	113,200	3,615,608
Keysight Technologies, Inc. (a)	116,000	19,844,120
Littelfuse, Inc.	9,400	2,069,880
National Instruments Corp. (b)	179,500	6,623,550

		46,794,698

Entertainment — 1.4%
Liberty Media Corp.-Liberty Formula One - Class C (a)	212,800	12,721,184
Spotify Technology S.A. (a)	61,100	4,823,845

		17,545,029

Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.	56,500	12,675,775

Food Products — 0.5%
TreeHouse Foods, Inc. (a) (b)	124,649	6,155,168

Health Care Equipment & Supplies — 9.7%
Alcon, Inc. (b)	141,800	9,720,390
Cooper Cos., Inc. (The)	53,600	17,723,912
Dentsply Sirona, Inc.	112,900	3,594,736
Enovis Corp. (a)	134,200	7,182,384
Hologic, Inc. (a)	517,800	38,736,618
ICU Medical, Inc. (a) (b)	38,600	6,078,728
QuidelOrtho Corp. (a) (b)	89,774	7,690,939
Teleflex, Inc. (b)	116,523	29,087,636

		119,815,343

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc. (a) (b)	180,700	14,875,224
Agilon Health, Inc. (a) (b)	58,451	943,399
Molina Healthcare, Inc. (a)	22,800	7,529,016

		23,347,639

Health Care Technology — 1.4%
Doximity, Inc. - Class A (a) (b)	90,700	3,043,892
Veeva Systems, Inc. - Class A (a)	90,461	14,598,596

		17,642,488

Hotels, Restaurants & Leisure — 5.1%
Chipotle Mexican Grill, Inc. (a) (b)	4,500	6,243,705
Domino’s Pizza, Inc.	33,900	11,742,960
Hilton Worldwide Holdings, Inc.	150,800	19,055,088
MGM Resorts International (b)	474,220	15,900,597
Vail Resorts, Inc. (b)	24,800	5,911,080
Yum! Brands, Inc.	34,000	4,354,720

		63,208,150

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products — 0.4%
Reynolds Consumer Products, Inc. (b)	179,100	$5,369,418

Insurance — 1.9%
Assurant, Inc.	99,600	12,455,976
Axis Capital Holdings, Ltd.	160,300	8,683,451
Kemper Corp. (b)	54,400	2,676,480

		23,815,907

Interactive Media & Services — 0.2%
Match Group, Inc. (a)	56,700	2,352,483

IT Services — 1.9%
Broadridge Financial Solutions, Inc. (b)	49,700	6,666,261
FleetCor Technologies, Inc. (a)	78,400	14,400,512
MongoDB, Inc. (a) (b)	11,300	2,224,292

		23,291,065

Life Sciences Tools & Services — 6.3%
Agilent Technologies, Inc.	207,100	30,992,515
Avantor, Inc. (a)	803,000	16,935,270
Bruker Corp. (b)	307,700	21,031,295
West Pharmaceutical Services, Inc.	36,218	8,523,907

		77,482,987

Machinery — 5.1%
Esab Corp.	140,564	6,595,263
Fortive Corp.	268,800	17,270,400
IDEX Corp. (b)	45,000	10,274,850
Ingersoll Rand, Inc.	543,000	28,371,750

		62,512,263

Multiline Retail — 2.3%
Dollar General Corp.	64,900	15,981,625
Dollar Tree, Inc. (a)	90,471	12,796,218

		28,777,843

Oil, Gas & Consumable Fuels — 3.3%
Cheniere Energy, Inc.	53,800	8,067,848
Coterra Energy, Inc. (b)	204,000	5,012,280
Devon Energy Corp.	67,813	4,171,178
Pioneer Natural Resources Co.	63,301	14,457,315
Venture Global LNG, Inc. - Series B† (a) (c) (d)	78	1,154,029
Venture Global LNG, Inc. - Series C† (a) (c) (d)	540	7,989,430

		40,852,080

Pharmaceuticals — 0.8%
Catalent, Inc. (a)	232,922	10,483,819

Professional Services — 4.4%
CoStar Group, Inc. (a) (b)	165,783	12,811,710
Equifax, Inc. (b)	89,700	17,434,092
Leidos Holdings, Inc.	33,900	3,565,941
TransUnion	158,800	9,011,900
Verisk Analytics, Inc.	63,000	11,114,460

		53,938,103

Road & Rail — 1.6%
J.B. Hunt Transport Services, Inc.	112,500	19,615,500

Semiconductors & Semiconductor Equipment — 6.8%
KLA Corp.	49,639	18,715,392
Lattice Semiconductor Corp. (a)	107,700	6,987,576
Marvell Technology, Inc. (b)	553,369	20,496,788
Microchip Technology, Inc. (b)	503,700	35,384,925
NXP Semiconductors NV	11,400	1,801,542

		83,386,223

Software — 10.3%
Atlassian Corp. - Class A (a) (b)	36,100	4,645,348
Bill.com Holdings, Inc. (a) (b)	33,900	3,693,744
Black Knight, Inc. (a)	172,322	10,640,883
CCC Intelligent Solutions Holdings, Inc. (a) (b)	668,625	5,817,038
Clear Secure, Inc. - Class A (b)	77,027	2,112,851
Confluent, Inc. - Class A (a) (b)	45,200	1,005,248
Crowdstrike Holdings, Inc. - Class A (a)	83,677	8,810,351
Fair Isaac Corp. (a) (b)	20,200	12,091,316
Fortinet, Inc. (a) (b)	358,100	17,507,509
Hashicorp, Inc. - Class A (a) (b)	22,700	620,618
Palo Alto Networks, Inc. (a)	13,600	1,897,744
Paylocity Holding Corp. (a)	38,400	7,459,584
PTC, Inc. (a)	78,400	9,411,136
Roper Technologies, Inc.	29,000	12,530,610
Synopsys, Inc. (a)	48,183	15,384,350
Trade Desk, Inc. (The) - Class A (a)	298,100	13,363,823

		126,992,153

Specialty Retail — 4.8%
Bath & Body Works, Inc.	179,200	7,551,488
Burlington Stores, Inc. (a) (b)	123,700	25,081,412
Five Below, Inc. (a) (b)	49,700	8,790,439
O’Reilly Automotive, Inc. (a)	13,500	11,394,405
Ross Stores, Inc.	58,600	6,801,702

		59,619,446

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc. (a)	8,400	2,691,192
ON Holding AG - Class A (a) (b)	68,000	1,166,880

		3,858,072

Trading Companies & Distributors — 0.5%
United Rentals, Inc. (a) (b)	18,100	6,433,102

Total Common Stocks (Cost $913,932,491)		1,183,298,507

Convertible Preferred Stocks — 0.5%

Automobiles — 0.1%
Nuro, Inc. - Series D† (a) (c) (d)	37,838	525,191
Sila Nano, Inc. - Series F† (a) (c) (d)	43,934	1,369,423

		1,894,614

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Services & Supplies — 0.1%
Redwood Materials, Inc. - Series C† (a) (c) (d)	18,350	$1,431,300

Health Care Providers & Services — 0.1%
Caris Life Sciences, Inc. - Series D† (a) (c) (d)	156,199	1,027,789

Internet & Direct Marketing Retail — 0.1%
Maplebear, Inc. - Series E† (a) (c) (d)	21,660	1,050,077
Maplebear, Inc. - Series I† (a) (c) (d)	3,514	170,359

		1,220,436

Software — 0.1%
Databricks, Inc. - Series H† (a) (c) (d)	11,738	704,280

Total Convertible Preferred Stocks (Cost $8,643,188)		6,278,419

Short-Term Investments — 3.7%

Mutual Funds — 3.7%
T. Rowe Price Treasury Reserve Fund (e)	45,169,678	45,169,678

Total Short-Term Investments (Cost $45,169,678)		45,169,678

Securities Lending Reinvestments (f) — 16.9%

Certificates of Deposit — 7.3%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (g)	1,000,000	1,001,351
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (g)	3,000,000	3,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (g)	2,000,000	1,999,909
4.710%, FEDEFF PRV + 0.380%, 01/06/23 (g)	5,000,000	5,000,089
4.810%, SOFR + 0.510%, 03/15/23 (g)	4,000,000	4,001,681
4.980%, SOFR + 0.680%, 08/16/23 (g)	2,000,000	2,002,338
Canadian Imperial Bank of Commerce (NY) 4.550%, SOFR + 0.250%, 02/03/23 (g)	4,000,000	4,000,265
4.800%, SOFR + 0.500%, 03/03/23 (g)	4,000,000	4,001,531
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (g)	4,000,000	4,000,284
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (g)	1,000,000	1,000,074
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (g)	6,000,000	6,000,000
4.830%, SOFR + 0.530%, 02/01/23 (g)	5,000,000	5,001,045
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (g)	3,000,000	3,000,901
Natixis S.A. 4.750%, SOFR + 0.450%, 06/21/23 (g)	1,000,000	1,000,324
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (g)	4,000,000	4,001,578

Certificates of Deposit —(Continued)
Nordea Bank Abp (NY) 4.760%, SOFR + 0.460%, 02/13/23 (g)	3,000,000	3,000,513
4.800%, SOFR + 0.500%, 02/27/23 (g)	3,000,000	3,000,831
4.850%, SOFR + 0.550%, 02/21/23 (g)	5,000,000	5,001,675
Rabobank (London) 4.830%, SOFR + 0.530%, 05/16/23 (g)	3,000,000	3,000,000
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (g)	5,000,000	4,999,920
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (g)	2,000,000	2,000,246
5.040%, SOFR + 0.740%, 05/02/23 (g)	3,000,000	3,004,554
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (g)	3,000,000	3,000,330
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (g)	4,000,000	4,001,312
4.850%, SOFR + 0.550%, 03/07/23 (g)	5,000,000	5,001,390
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (g)	3,000,000	2,999,670
4.850%, SOFR + 0.550%, 02/22/23 (g)	2,000,000	2,000,682

		90,022,493

Commercial Paper — 0.9%
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (g)	5,000,000	5,006,810
Macquarie Bank Ltd. 4.880%, SOFR + 0.580%, 02/03/23 (g)	4,000,000	4,001,080
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (g)	2,000,000	2,001,976

		11,009,866

Master Demand Notes — 0.6%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (g)	7,000,000	6,999,921

Repurchase Agreements — 5.5%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $20,901,070; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $21,309,147.	20,891,320	20,891,320
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $5,022,458; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $8,200,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $8,160,001.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $7,607,879; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $7,763,076.	7,604,246	$7,604,246
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $6,305,292; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $6,440,983.	6,300,000	6,300,000
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $16,614,364; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $18,074,554.	16,600,000	16,600,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $1,000,488; collateralized by various Common Stock with an aggregate market value of $1,112,847.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $1,000,490; collateralized by various Common Stock with an aggregate market value of $1,113,192.	1,000,000	1,000,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of 20,03,192; collateralized by various Common Stock with an aggregate market value of $2,226,384.	2,000,000	2,000,000

		68,395,566

Time Deposits — 0.7%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	3,000,000	3,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (g)	5,000,000	5,000,000

		8,000,000

Mutual Funds — 1.9%
AB Government Money Market Portfolio, Institutional Class 4.110% (h)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.060% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (h)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 4.130% (h)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (h)	1,000,000	1,000,000

Mutual Funds —(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 4.220% (h)	2,000,000	2,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $208,395,568)		208,427,846

Total Investments—116.9% (Cost $1,176,140,925)		1,443,174,450
Other assets and liabilities (net)—(16.9)%		(208,458,703)

Net Assets—100.0%		$1,234,715,747

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $15,421,878, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $204,976,423 and the collateral received consisted of cash in the amount of $208,395,566 and non-cash collateral with a value of $2,151,422. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2022, these securities represent 1.2% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Restricted Securities	Acquisition Date	Shares	Cost	Value
Caris Life Sciences, Inc. - Series D	05/11/21	156,199	$1,265,212	$1,027,789
Databricks, Inc. - Series H	08/31/21	11,738	862,557	704,280
Maplebear, Inc. - Series E	11/19/21	21,660	2,604,276	1,050,077
Maplebear, Inc. - Series I	02/26/21	3,514	439,250	170,359
Nuro, Inc. - Series D	10/29/21	37,838	788,760	525,191
Redwood Materials, Inc. - Series C	05/28/21	18,350	869,854	1,431,300
Sila Nano, Inc. - Series F	01/07/21	43,934	1,813,279	1,369,423
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	1,154,029
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	7,989,430

				$15,421,878

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$34,028,952	$—	$—	$34,028,952
Airlines	13,602,680	—	—	13,602,680
Auto Components	786,641	—	—	786,641
Automobiles	1,881,795	—	—	1,881,795
Beverages	5,366,892	—	—	5,366,892
Biotechnology	58,002,900	—	—	58,002,900
Capital Markets	54,788,586	—	—	54,788,586
Chemicals	8,741,265	—	—	8,741,265
Commercial Services & Supplies	4,785,416	—	—	4,785,416
Construction Materials	13,227,470	—	—	13,227,470
Containers & Packaging	44,455,580	—	—	44,455,580
Diversified Consumer Services	4,833,460	—	—	4,833,460
Electrical Equipment	2,832,116	—	—	2,832,116
Electronic Equipment, Instruments & Components	46,794,698	—	—	46,794,698

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Entertainment	$17,545,029	$—	$—	$17,545,029
Food & Staples Retailing	12,675,775	—	—	12,675,775
Food Products	6,155,168	—	—	6,155,168
Health Care Equipment & Supplies	119,815,343	—	—	119,815,343
Health Care Providers & Services	23,347,639	—	—	23,347,639
Health Care Technology	17,642,488	—	—	17,642,488
Hotels, Restaurants & Leisure	63,208,150	—	—	63,208,150
Household Products	5,369,418	—	—	5,369,418
Insurance	23,815,907	—	—	23,815,907
Interactive Media & Services	2,352,483	—	—	2,352,483
IT Services	23,291,065	—	—	23,291,065
Life Sciences Tools & Services	77,482,987	—	—	77,482,987
Machinery	62,512,263	—	—	62,512,263
Media	13,363,823	—	—	13,363,823
Multiline Retail	28,777,843	—	—	28,777,843
Oil, Gas & Consumable Fuels	31,708,621	—	9,143,459	40,852,080
Pharmaceuticals	10,483,819	—	—	10,483,819
Professional Services	53,938,103	—	—	53,938,103
Road & Rail	19,615,500	—	—	19,615,500
Semiconductors & Semiconductor Equipment	83,386,223	—	—	83,386,223
Software	113,628,330	—	—	113,628,330
Specialty Retail	59,619,446	—	—	59,619,446
Textiles, Apparel & Luxury Goods	3,858,072	—	—	3,858,072
Trading Companies & Distributors	6,433,102	—	—	6,433,102
Total Common Stocks	1,174,155,048	—	9,143,459	1,183,298,507
Total Convertible Preferred Stocks*	—	—	6,278,419	6,278,419
Total Short-Term Investments*	45,169,678	—	—	45,169,678
Securities Lending Reinvestments
Certificates of Deposit	—	90,022,493	—	90,022,493
Commercial Paper	—	11,009,866	—	11,009,866
Master Demand Notes	—	6,999,921	—	6,999,921
Repurchase Agreements	—	68,395,566	—	68,395,566
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	24,000,000	—	—	24,000,000
Total Securities Lending Reinvestments	24,000,000	184,427,846	—	208,427,846
Total Investments	$1,243,324,726	$184,427,846	$15,421,878	$1,443,174,450

Collateral for Securities Loaned (Liability)	$—	$(208,395,566)	$—	$(208,395,566)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2021	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2022
Common Stocks
Oil, Gas & Consumable Fuels	$3,677,205	$—	$—	$5,466,254	$9,143,459	$5,466,254
Convertible Preferred Stocks
Automobiles	2,602,039	—	—	(707,425)	1,894,614	(707,425)
Commercial Services & Supplies	869,854	—	—	561,446	1,431,300	561,446
Health Care Providers & Services	1,265,212	—	—	(237,423)	1,027,789	(237,423)
Internet & Direct Marketing Retail	2,989,413	—	—	(1,768,977)	1,220,436	(1,768,977)
Software	1,677,710	(621,516)	(9,843)	(342,071)	704,280	(178,496)

	$13,081,433	$(621,516)	$(9,843)	$2,971,804	$15,421,878	$3,135,379

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

	Fair Value at December 31, 2022		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Oil, Gas & Consumable Fuels	$9,143,459		Discounted Projected Multiple	5 Yr. Average Enterprise Value/EBITDA	14.0x	14.0x	14.0x	Increase
				Discount Rate	12.50%	12.50%	12.50%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
			Comparable Company Analysis	Forward Enterprise Value/EBITDA	10.1x	10.1x	10.1x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Convertible Preferred Stocks
Automobiles	1,369,423	(a)	Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	6.2x	6.2x	6.2x	Increase
				Enterprise Value/EBITDA	4.3x	4.3x	4.3x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	525,191	(b)	Discounted Cash Flow	Discount Rate	25.00%	25.00%	25.00%	Decrease
Commercial Services & Supplies	1,431,300		Market Transaction Method	Precedent Transaction	$78.00	$78.00	$78.00	Increase
Health Care Providers & Services	1,027,789	(a)	Market Transaction Method	Precedent Transaction	$8.10	$8.10	$8.10	Increase
			Comparable Company Analysis	Enterprise Value/Sales	5.3x	5.3x	5.3x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Internet & Direct Marketing Retail	1,220,436	(a)	Market Transaction Method	Precedent Transaction	$118.75	$125.00	$121.88	Increase
			Comparable Company Analysis	Enterprise Value/GMV	0.29x	0.41x	0.33x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	704,280	(c)	Market Transaction Method	Secondary Market Transaction	$60.00	$60.00	$60.00	Increase

(a)

For the year ended December 31, 2022, the valuation technique for investments amounting to $3,617,648 changed to a multi-tiered approach. The investments were previously valued utilizing only the precedent transaction price. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the year ended December 31, 2022, the valuation technique for investments amounting to $525,191 changed to a discounted cash flow method. The investments were previously valued utilizing a precedent transaction price. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(c)

For the year ended December 31, 2022, the valuation technique for investments amounting to $1,233,483 changed to a market transaction method. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent information available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,398,004,772
Affiliated investments at value (c)	45,169,678
Cash	1,338,815
Receivable for:
Fund shares sold	34,957
Dividends	316,512
Dividends on affiliated investments	164,686
Prepaid expenses	4,758

Total Assets	1,445,034,178

Liabilities
Collateral for securities loaned	208,395,566
Payables for:
Fund shares redeemed	704,200
Accrued Expenses:
Management fees	689,956
Distribution and service fees	185,800
Deferred trustees’ fees	163,275
Other expenses	179,634

Total Liabilities	210,318,431

Net Assets	$1,234,715,747

Net Assets Consist of:
Paid in surplus	$898,554,842
Distributable earnings (Accumulated losses)	336,160,905

Net Assets	$1,234,715,747

Net Assets
Class A	$375,828,543
Class B	843,450,782
Class E	15,436,422
Capital Shares Outstanding*
Class A	45,174,724
Class B	121,065,762
Class E	2,054,721
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.32
Class B	6.97
Class E	7.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $204,976,423.
(b)	Identified cost of investments, excluding affiliated investments, was $1,130,971,247.
(c)	Identified cost of affiliated investments was $45,169,678.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends (a)	$7,930,110
Dividends from affiliated investments	868,834
Securities lending income	514,723

Total investment income	9,313,667

Expenses
Management fees	10,222,375
Administration fees	63,434
Custodian and accounting fees	106,591
Distribution and service fees—Class B	2,332,497
Distribution and service fees—Class E	26,744
Audit and tax services	54,672
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	76,841
Insurance	11,712
Miscellaneous	18,517

Total expenses	12,968,038
Less management fee waiver	(1,486,545)

Net expenses	11,481,493

Net Investment Loss	(2,167,826)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	72,980,040
Foreign currency transactions	2,256

Net realized gain (loss)	72,982,296

Net change in unrealized appreciation (depreciation) on:
Investments	(456,752,574)
Foreign currency transactions	152

Net change in unrealized appreciation (depreciation)	(456,752,422)

Net realized and unrealized gain (loss)	(383,770,126)

Net Increase (Decrease) in Net Assets From Operations	$(385,937,952)

(a)	Net of foreign withholding taxes of $19,523.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,167,826)	$(7,773,454)
Net realized gain (loss)	72,982,296	262,853,426
Net change in unrealized appreciation (depreciation)	(456,752,422)	(5,051,647)

Increase (decrease) in net assets from operations	(385,937,952)	250,028,325

From Distributions to Shareholders
Class A	(70,062,648)	(45,207,080)
Class B	(182,004,988)	(117,698,260)
Class E	(3,225,603)	(2,378,152)

Total distributions	(255,293,239)	(165,283,492)

Increase (decrease) in net assets from capital share transactions	140,504,690	(172,515,958)

Total increase (decrease) in net assets	(500,726,501)	(87,771,125)

Net Assets
Beginning of period	1,735,442,248	1,823,213,373

End of period	$1,234,715,747	$1,735,442,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	1,027,883	$10,186,623	1,300,823	$16,906,708
Reinvestments	8,725,112	70,062,648	3,714,633	45,207,080
Redemptions	(4,485,913)	(41,881,778)	(16,458,155)	(216,953,995)

Net increase (decrease)	5,267,082	$38,367,493	(11,442,699)	$(154,840,207)

Class B
Sales	4,117,792	$36,469,353	4,308,723	$48,768,512
Reinvestments	27,043,832	182,004,988	11,114,094	117,698,260
Redemptions	(14,424,394)	(115,580,239)	(16,189,549)	(182,910,405)

Net increase (decrease)	16,737,230	$102,894,102	(766,732)	$(16,443,633)

Class E
Sales	34,438	$315,053	118,602	$1,415,341
Reinvestments	444,298	3,225,603	211,768	2,378,152
Redemptions	(472,654)	(4,297,561)	(421,276)	(5,025,611)

Net increase (decrease)	6,082	$(756,905)	(90,906)	$(1,232,118)

Increase (decrease) derived from capital shares transactions		$140,504,690		$(172,515,958)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$13.10	$12.48	$11.24		$10.19		$11.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.04)	(0.00	)(b)	0.03		0.03
Net realized and unrealized gain (loss)	(2.99)	1.84	2.40		3.00		(0.12)

Total income (loss) from investment operations	(2.99)	1.80	2.40		3.03		(0.09)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)		(0.03)		0.00
Distributions from net realized capital gains	(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Total distributions	(1.79)	(1.18)	(1.16)		(1.98)		(1.64)

Net Asset Value, End of Period	$8.32	$13.10	$12.48		$11.24		$10.19

Total Return (%) (c)	(22.33)	15.15	24.30		31.42		(2.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78		0.78		0.78
Net ratio of expenses to average net assets (%) (d)(e)	0.67	0.73	0.74		0.74		0.74
Ratio of net investment income (loss) to average net assets (%)	0.01	(0.27)	(0.04)		0.27		0.26
Portfolio turnover rate (%)	23	15	24		21		24
Net assets, end of period (in millions)	$375.8	$522.8	$640.8		$601.8		$527.7

	Class B
	Year Ended December 31,
	2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$11.39	$11.02	$10.06		$9.29		$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.06)	(0.03)		0.00	(b)	0.00 (b)
Net realized and unrealized gain (loss)	(2.61)	1.61	2.12		2.72		(0.09)

Total income (loss) from investment operations	(2.63)	1.55	2.09		2.72		(0.09)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.00	)(e)	(0.00	)(f)	0.00
Distributions from net realized capital gains	(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Total distributions	(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Net Asset Value, End of Period	$6.97	$11.39	$11.02		$10.06		$9.29

Total Return (%)(c)	(22.53)	14.87 (g)	24.03	(g)	31.07		(2.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03		1.03		1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.92	0.98	0.99		0.99		0.99
Ratio of net investment income (loss) to average net assets (%)	(0.24)	(0.52)	(0.29)		0.02		0.01
Portfolio turnover rate (%)	23	15	24		21		24
Net assets, end of period (in millions)	$843.5	$1,187.9	$1,157.6		$1,057.5		$920.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.08	$11.61	$10.54	$9.65	$11.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.05)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	(2.77)	1.70	2.23	2.84	(0.10)

Total income (loss) from investment operations	(2.78)	1.65	2.21	2.85	(0.09)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.01)	0.00
Distributions from net realized capital gains	(1.79)	(1.18)	(1.13)	(1.95)	(1.64)

Total distributions	(1.79)	(1.18)	(1.14)	(1.96)	(1.64)

Net Asset Value, End of Period	$7.51	$12.08	$11.61	$10.54	$9.65

Total Return (%) (c)	(22.50)	14.98	24.09	31.30	(2.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d)(e)	0.82	0.88	0.89	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.14)	(0.42)	(0.19)	0.12	0.11
Portfolio turnover rate (%)	23	15	24	21	24
Net assets, end of period (in millions)	$15.4	$24.7	$24.8	$23.7	$20.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the year ended December 31, 2022. (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,395,566, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper,

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$301,531,813	$0	$403,800,505

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $638,691 in purchases and $1,917,007 in sales of investments, which are included above, and resulted in net realized losses of $1,340,717.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $10,222,375.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	All Assets

An identical agreement was in place for the period January 1, 2022 to April 29, 2022. Amounts waived for the year ended December 31, 2022 amounted to $1,022,237 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2022 amounted to $464,308 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Ending Value as of December 31, 2022	Income earned from affiliates during the period	Number of shares held at December 31, 2022
T. Rowe Price Treasury Reserve Fund	$56,020,730	$124,407,935	$(135,258,987)	$45,169,678	$868,834	45,169,678

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,177,926,484

Gross unrealized appreciation	334,105,894
Gross unrealized (depreciation)	(68,857,927)

Net unrealized appreciation (depreciation)	$265,247,967

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$4,484,531	$6,863,467	$250,808,708	$158,420,025	$255,293,239	$165,283,492

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$71,076,215	$265,247,967	$—	$336,324,182

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on February 10, 16-17, 2022 (the “February Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved an amendment (the “Amendment”) to the existing Investment Advisory Agreement (the “Subadvisory Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser”) and T. Rowe Price Associates, Inc. (“TRPA”) and a new Sub-Subadvisory Agreement (the “Sub-Subadvisory Agreement” and, together with the Amendment, the “Agreements”) between BIA, TRPA, and T. Rowe Price Investment Management, Inc. (“TRPIM”), each on behalf of the T. Rowe Price Mid Cap Growth Portfolio, a series of the Trust (the “Portfolio”). The Agreements were proposed by the Adviser for the Board’s approval in order to reflect an internal restructuring within T. Rowe Price Group, Inc., the parent company of TRPA and TRPIM, which established TRPIM as a separate U.S.-based SEC-registered investment adviser (the “Restructuring”). The Amendment permits TRPA, as the existing subadviser to the Portfolio, to delegate to any affiliate of TRPA, including TRPIM, any or all responsibilities under the Subadvisory Agreement. The Sub-Subadvisory Agreement sets forth the obligations of TRPIM in managing the Portfolio to the extent that TRPA delegates such responsibilities to TRPIM.

In assessing the Adviser’s recommendation to approve the Agreements, the Board reviewed a variety of materials provided by the Adviser and TRPA and TRPIM, at the February Meeting and at prior meetings of the Board, related to the Restructuring, including the material terms of the Agreements and the Restructuring and the nature, extent and quality of services to be provided by TRPA and TRPIM under the Agreements. During the February Meeting and at prior meetings of the Board, representatives of the Adviser had responded to questions from the Independent Trustees and, at prior meetings of the Board, the Board had received presentations from senior executives of TRPA and TRPIM and other information with regard to the Restructuring. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

The Adviser provided a representation to the Board that, after a review of the scope and terms of the Restructuring and its potential implications for the Portfolio, the Adviser had concluded that the Portfolio could expect to continue to receive subadvisory services of the same nature, extent and quality from TRPA and TRPIM following the Restructuring as it received from TRPA prior to the Restructuring. In particular, the Board considered the Adviser’s representations that, after the Restructuring, TRPA and TRPIM expect that: (i) there will be no planned portfolio management changes associated with the Portfolio; (ii) there will be no changes in the day to day management of the Portfolio; (iii) the Portfolio will not experience any increase in aggregate fees paid as a result of the Agreements; and (iii) as a wholly-owned subsidiary of TRPA, TRPIM will retain at least the same level of financial resources in order to support the management of the Portfolio.

In approving the Agreements, the Board also considered its prior conclusions with respect to its approval of the Subadvisory Agreement with respect to the Portfolio, including the Board’s general satisfaction with the nature, extent and quality of the services being provided by the TRPA to the Portfolio. In making that approval at a Board meeting held on November 18, 30 and December 1, 2021, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the February Meeting, the Board, including a majority of the Independent Trustees, voted to approve the Agreements. The Board concluded that, in light of all factors considered, the terms of the Agreements, including fee rates, were fair and reasonable.

*  *  *  *

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the

Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-27

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-28

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. and Agreements with the Adviser, T. Rowe Price Associates, Inc., and T. Rowe Price Investment Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2022 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2022 and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2022. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended October 31, 2022 and underperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2022.

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -14.12% and -14.37%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -13.01%.

MARKET ENVIRONMENT / CONDITIONS

Much as any year brings its share of the unexpected, possibly the biggest surprise of 2022 was the U.S. Federal Reserve (the “Fed”) finding a long-lost resolve in the face of a capital markets-wide selloff precipitated by a rooted and flowered inflation. As for the markets, the tumult of the year would be hard to overstate. Pricing weakness was felt across asset classes with broad stock and bond measures dropping at record levels. Compounding the deleterious effect of one of the most hawkish and synchronized central bank tightening campaigns in history, low bond yields and relatively lofty stock valuations to start the year set the stage for such disappointing results. What periodic relief there was in 2022 manifested itself as a pattern of sporadic bear market rallies though optimism proved unsustainable. Although late to take action to combat inflation, central banks around the world turned from accommodative to tighter monetary policy in 2022. The initiated its aggressive tightening measures in March to eventually get through four consecutive 75 basis point (‘bps”) increases to the Fed Funds rate, followed by an additional 50 bps bump in December, bringing the target range to 4.25% to 4.50% by year-end. The Fed was not alone as nearly all other major central banks hiked rates considerably in 2022. Bank of Japan (the “BoJ”) was the exception as it reiterated its commitment to easy monetary policy throughout the year. As the Fed neared the anticipated end of its hiking cycle, and with Japanese investors likely moving to the sidelines, and the European Central Bank (the “ECB”) still facing higher inflation, the U.S. dollar weakened into the end of the year, though it remained significantly stronger over the full year.

Notwithstanding rates peaking in October, rate volatility eased in the fourth quarter as the pace of central bank rate hikes began to slow. Fixed income remediated into the fourth quarter, with the Bloomberg Global Aggregate Bond Index gaining 4.5%, but year-to-date losses were too steep to overcome, falling 16%. Credit markets lagged in 2022 as spreads widened in both the investment grade and high yield markets. Despite widening, U.S. investment grade spreads around 130 bps are still moderately tighter than their long-term averages and substantially narrower than they have been in recessions, suggesting there is room for them to widen further in 2023 if the economy endures a more significant downturn. For leveraged finance, despite a fourth quarter rally of 4.2%, U.S. high yield bonds were down 11.2% for the year and the amount of distressed debt in the U.S. alone jumped more than 300% in 12 months.

Even more affected than the corporate market, Agency Mortgage-Backed Securities (“MBS”) spreads reached levels similar to where they were in 2008 and delivered an 11.8% loss for 2022 despite clawing back 2.1% in the fourth quarter. Similarly, non-Agency MBS spreads reflected weaker economic expectations than those priced by credit markets, resulting in deeply negative year-to-date returns (though better than the Agency MBS market). Commercial real estate remained vulnerable as the work from home dynamic has weighed on office properties, adding to stress in brick-and-mortar retailers and translating to lagging results and an increasing percentage of Commercial Mortgage-Backed Securities (“CMBS”) collateral loans going to special servicing. Both Agency and Non-Agency CMBS tumbled approximately 11% on the year, with the Agency market dragged down mostly on duration while non-Agency CMBS experienced more pronounced spread widening. On the Asset-Backed Securities (“ABS”) front, early signs of stress are emerging despite a modest current annual loss of 4.3%, with delinquencies and write-offs picking up, especially among the highest risk borrowers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), during the reporting period. The underperformance was driven primarily by issue selection within residential MBS, particularly non-Agency MBS. Non-Agency MBS tightened into year-end, but underperformed for the year given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-Agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to Agency MBS, which experienced its best and worst monthly performance in history during 2022 but was ultimately weakened by sustained interest rate volatility. ABS and CMBS also detracted, but to a lesser extent, with spreads widening in both sectors as cracks in consumer strength held back ABS, while slowing retail activity and the popularization of away-from-the-office work arrangements weighed on CMBS collateral. Among corporates, additions made during the year benefited returns in periods when the sector rallied (first quarter and November in particular), though a drag came from the overweight to communications, which was one of the worst performing sectors. Finally, duration positioning benefited relative returns for the year given the shorter-than-Index position in the first quarter when rates rose, and the longer-than-Index position in November when rates fell considerably. The curve steepening bias (overweight to 2- and 5-year parts of the curve) detracted for the year as Treasury yields marched higher, led by short interest rates.

The impact of derivatives—used largely to manage the duration and curve exposure—was minimal for the year; futures produced a minor headwind given the increased funding costs brought forth by rising short maturities, while interest rate swap positions largely offset each other as the benefit from pay fixed rate positions was partially negated by the receive fixed positions.

With the bellwether Treasury yield above the team’s estimate of sustainable levels, the duration of the Portfolio was extended throughout 2022 to approximately 0.6 years long versus the Index. Sector

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

allocations dictated caution given that corporate spread levels remained insufficient. As such, the Portfolio emphasized more resilient sectors and issues subject to less would-be volatility, with the expectation that as recession unfolds, the non-linear move in spreads should allow for de-risking as valuations improve, while maintaining room to increase exposure during larger corrections. Unlike credit markets, both Agency and non-Agency MBS prices reflected economic pressure and represented what we viewed as attractive value at that point. As for non-Agency MBS, especially long-seasoned legacy issues, these continued to exhibit good collateral performance, i.e., low delinquencies and improving loan-to-value ratios. The team remained selective in these sectors and, like credit, looked to reduce higher quality holdings, using proceeds to migrate down the quality spectrum as valuations cheapened to improve the return outlook. Finally, exposure to other securitized issues was higher quality, particularly in the CMBS market. ABS at the top of the capital structure provided what we believe to be fair compensation given robust structures, with an ongoing focus on off-the-run sectors that offered more attractive yields than more traditional credit cards and auto receivables.

Stephen Kane

Laird Landman

Bryan Whalen

Portfolio Managers

TCW Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	-14.12	0.24	0.80
Class B	-14.37	0.00	0.58
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	0.72

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	65.4
Corporate Bonds & Notes	29.9
Asset-Backed Securities	11.2
Mortgage-Backed Securities	7.6
Municipals	0.5

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.46%	$1,000.00	$964.40	$2.28
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class B (a)	Actual	0.71%	$1,000.00	$962.30	$3.51
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—65.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—37.0%
Fannie Mae 15 Yr. Pool
3.000%, 06/01/32	473,655	$450,761
Fannie Mae 20 Yr. Pool
2.000%, 08/01/40	2,351,179	2,002,385
2.000%, 10/01/40	6,006,942	5,115,815
2.000%, 11/01/40	3,503,152	2,983,452
2.000%, 07/01/41	3,831,082	3,229,411
Fannie Mae 30 Yr. Pool
2.000%, 12/01/51	14,732,899	12,010,378
2.000%, 02/01/52	14,164,549	11,542,782
2.000%, 04/01/52	20,545,765	16,769,053
2.500%, 12/01/51	9,089,979	7,712,991
2.500%, 01/01/52	709,888	602,293
2.500%, 02/01/52	9,068,832	7,688,252
2.500%, 03/01/52	6,933,967	5,876,606
3.000%, 07/01/45	7,742,681	6,976,940
3.000%, 09/01/49	4,057,595	3,613,519
3.500%, 01/01/48	2,669,902	2,475,520
3.500%, 02/01/48	1,357,449	1,261,490
4.000%, 06/01/47	673,558	642,968
4.500%, 02/01/46	1,233,627	1,211,865
4.500%, 05/01/48	3,604,043	3,526,279
4.500%, 08/01/48	621,310	608,809
Fannie Mae Pool
2.455%, 04/01/40	2,790,000	1,930,334
3.000%, 10/01/49	1,019,274	887,353
3.500%, 01/01/44	2,408,606	2,249,650
4.000%, 08/01/42	347,152	332,617
Fannie Mae REMICS (CMO)
3.000%, 06/25/48	1,660,271	1,464,430
3.500%, 01/25/47	1,937,575	1,865,016
3.500%, 06/25/47	1,073,106	1,024,141
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/31	729,356	698,479
3.000%, 06/01/33	208,748	196,289
3.500%, 11/01/33	1,029,850	991,453
3.500%, 01/01/34	1,795,846	1,729,101
Freddie Mac 30 Yr. Gold Pool
3.000%, 09/01/46	915,618	820,706
3.000%, 10/01/46	2,451,988	2,202,369
3.000%, 11/01/46	3,819,925	3,411,729
3.000%, 01/01/47	4,707,066	4,211,842
3.500%, 01/01/44	1,835,876	1,720,049
3.500%, 04/01/45	2,886,132	2,700,324
3.500%, 11/01/45	287,634	267,847
3.500%, 06/01/46	1,040,501	961,821
3.500%, 08/01/46	1,223,913	1,141,296
3.500%, 04/01/47	6,363,608	5,913,939
3.500%, 12/01/47	10,039,279	9,331,528
3.500%, 01/01/48	11,830,300	11,088,754
3.500%, 03/01/48	8,403,309	7,851,554
4.000%, 01/01/45	1,968,650	1,899,050
4.000%, 12/01/45	4,422,427	4,248,231
4.000%, 03/01/48	374,815	359,562
4.000%, 06/01/48	25,579	24,449
4.000%, 11/01/48	607,633	582,903

Agency Sponsored Mortgage-Backed —(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/48	1,268,358	1,244,408
5.000%, 06/01/48	347,565	348,965
5.000%, 08/01/48	58,041	58,158
5.000%, 10/01/48	698,076	699,593
Freddie Mac 30 Yr. Pool 2.000%, 04/01/52	6,691,442	5,450,696
2.500%, 01/01/52	7,540,873	6,398,559
2.500%, 02/01/52	8,579,331	7,273,270
2.500%, 04/01/52	2,234,565	1,893,019
2.500%, 05/01/52	8,878,784	7,519,414
3.000%, 01/01/50	5,443,402	4,847,464
Freddie Mac Multifamily Structured Pass-Through Certificates 3.750%, 04/25/33	5,465,000	5,120,756
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	705,415	611,949
Ginnie Mae II 30 Yr. Pool 2.500%, TBA (a)	26,700,000	23,131,760
3.000%, 10/20/46	781,507	706,903
3.000%, 12/20/46	2,460,544	2,222,872
3.000%, 04/20/47	501,375	452,005
3.000%, 11/20/47	886,222	801,646
3.500%, 04/20/46	1,770,893	1,651,595
3.500%, 05/20/46	787,250	735,003
3.500%, 06/20/46	173,569	161,962
3.500%, 11/20/46	2,621,878	2,440,209
3.500%, 01/20/47	453,300	423,267
3.500%, 09/20/47	843,762	790,037
3.500%, 11/20/47	1,718,543	1,599,915
4.000%, 11/20/47	867,738	833,112
4.000%, 12/20/47	785,784	754,432
4.000%, 03/20/48	568,506	545,845
4.000%, 10/20/48	1,135,109	1,086,309
4.500%, 02/20/47	1,631,139	1,621,666
4.500%, 06/20/47	2,459,267	2,411,044
5.000%, 06/20/47	1,342,989	1,352,216
5.000%, 09/20/47	695,184	699,948
Ginnie Mae II Pool 3.000%, 10/20/49	914,909	809,715
3.500%, 07/20/49	128,409	116,825
Government National Mortgage Association (CMO) 3.500%, 09/20/48	1,371,407	1,290,865
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (a)	80,125,000	65,178,503
2.500%, TBA (a)	73,500,000	62,218,802
3.000%, TBA (a)	31,850,000	27,944,211
3.500%, TBA (a)	13,075,000	11,876,058
4.000%, TBA (a)	21,550,000	20,206,572
4.500%, TBA (a)	45,475,000	43,758,605
5.000%, TBA (a)	70,150,000	69,113,282

		556,809,820

Federal Agencies—1.3%
Federal Home Loan Banks 1.040%, 06/14/24	20,515,000	19,420,314

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—27.1%
U.S. Treasury Bonds 2.000%, 11/15/41 (b)	86,087,000	$61,468,136
2.375%, 02/15/42	38,805,000	29,628,224
4.000%, 11/15/52 (b)	26,025,000	26,061,598
U.S. Treasury Inflation Indexed Notes 0.625%, 07/15/32 (b) (c)	2,090,071	1,914,331
U.S. Treasury Notes 3.750%, 12/31/27	70,535,000	70,127,219
3.875%, 11/30/27	47,185,000	46,926,957
4.000%, 12/15/25 (b)	57,770,000	57,399,911
4.125%, 10/31/27	2,305,000	2,313,464
4.125%, 11/15/32 (b)	16,090,000	16,419,342
4.250%, 12/31/24	7,040,000	7,015,525
4.500%, 11/30/24 (b)	88,105,000	88,108,441

		407,383,148

Total U.S. Treasury & Government Agencies (Cost $1,030,113,209)		983,613,282

Corporate Bonds & Notes—29.9%

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,500,000	1,446,159
Boeing Co. (The) 1.433%, 02/04/24	3,500,000	3,354,075

		4,800,234

Agriculture—0.7%
BAT Capital Corp. 4.390%, 08/15/37 (b)	830,000	645,326
4.540%, 08/15/47 (b)	5,585,000	3,946,218
5.650%, 03/16/52 (b)	430,000	354,453
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	2,800,000	2,676,755
Reynolds American, Inc. 5.700%, 08/15/35 (b)	1,170,000	1,056,115
5.850%, 08/15/45	1,805,000	1,537,493

		10,216,360

Airlines—0.1%
American Airlines Pass-Through Trust 4.000%, 07/15/25	851,146	737,930
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	862,856	862,274

		1,600,204

Auto Manufacturers—0.2%
General Motors Co. 4.875%, 10/02/23 (b)	3,330,000	3,319,641

Banks—11.4%
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (d)	9,885,000	8,745,295
1.734%, SOFR + 0.960%, 07/22/27 (b) (d)	1,591,000	1,393,901

Banks—(Continued)
Bank of America Corp.
2.087%, SOFR + 1.060%, 06/14/29 (b) (d)	3,640,000	3,063,038
2.592%, SOFR + 2.150%, 04/29/31 (b) (d)	2,305,000	1,877,275
2.687%, SOFR + 1.320%, 04/22/32 (d)	4,260,000	3,409,636
2.972%, SOFR + 1.330%, 02/04/33 (d)	1,060,000	853,956
3.970%, 3M LIBOR + 1.070%, 03/05/29 (d)	990,000	913,498
Bank of New York Mellon Corp. (The) 5.834%, SOFR + 2.074%, 10/25/33 (d)	295,000	305,795
Citigroup, Inc.
0.981%, SOFR + 0.669%, 05/01/25 (b) (d)	335,000	313,708
1.462%, SOFR + 0.770%, 06/09/27 (b) (d)	6,220,000	5,395,277
2.561%, SOFR + 1.167%, 05/01/32 (d)	1,895,000	1,496,035
2.572%, SOFR + 2.107%, 06/03/31 (b) (d)	1,230,000	994,812
2.976%, SOFR + 1.422%, 11/05/30 (d)	1,090,000	916,500
3.057%, SOFR + 1.351%, 01/25/33 (d)	5,015,000	4,047,179
3.070%, SOFR + 1.280%, 02/24/28 (d)	960,000	865,468
Credit Suisse Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (b) (d)	1,650,000	1,317,828
3.091%, SOFR + 1.730%, 05/14/32 (144A) (b) (d)	3,180,000	2,197,210
3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (b) (d)	785,000	629,215
6.537%, SOFR + 3.920%, 08/12/33 (144A) (b) (d)	7,530,000	6,606,772
9.016%, SOFR + 5.020%, 11/15/33 (144A) (d)	4,950,000	5,068,143
DNB Bank ASA 1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (b) (d)	3,140,000	2,656,317
Goldman Sachs Group, Inc. (The) 0.925%, SOFR + 0.486%, 10/21/24 (b) (d)	2,060,000	1,973,480
1.093%, SOFR + 0.789%, 12/09/26 (d)	1,025,000	903,564
1.217%, 12/06/23 (b)	5,155,000	4,976,193
1.431%, SOFR + 0.798%, 03/09/27 (b) (d)	5,605,000	4,915,069
1.542%, SOFR + 0.818%, 09/10/27 (d)	1,970,000	1,699,376
1.948%, SOFR + 0.913%, 10/21/27 (d)	3,925,000	3,431,961
2.383%, SOFR + 1.248%, 07/21/32 (b) (d)	2,705,000	2,098,833
2.650%, SOFR + 1.264%, 10/21/32 (d)	1,310,000	1,034,336
3.200%, 02/23/23 (b)	875,000	872,805
HSBC Holdings plc 2.013%, SOFR + 1.732%, 09/22/28 (d)	6,700,000	5,599,897
2.206%, SOFR + 1.285%, 08/17/29 (b) (d)	2,880,000	2,324,681
2.633%, SOFR + 1.402%, 11/07/25 (b) (d)	535,000	502,436
2.804%, SOFR + 1.187%, 05/24/32 (d)	2,180,000	1,686,620
2.871%, SOFR + 1.410%, 11/22/32 (b) (d)	1,025,000	783,345
4.755%, SOFR + 2.110%, 06/09/28 (d)	675,000	638,015
JPMorgan Chase & Co. 0.697%, SOFR + 0.580%, 03/16/24 (b) (d)	3,935,000	3,893,616
0.969%, 3M TSFR + 0.580%, 06/23/25 (b) (d)	3,930,000	3,663,424
1.578%, SOFR + 0.885%, 04/22/27 (d)	5,695,000	5,003,983
1.953%, SOFR + 1.065%, 02/04/32 (d)	3,330,000	2,547,197
2.005%, 3M TSFR + 1.585%, 03/13/26 (b) (d)	1,700,000	1,573,445
2.545%, SOFR + 1.180%, 11/08/32 (d)	3,000,000	2,371,293
2.580%, SOFR + 1.250%, 04/22/32 (b) (d)	1,910,000	1,529,986
2.739%, SOFR + 1.510%, 10/15/30 (b) (d)	1,215,000	1,018,918
2.947%, SOFR + 1.170%, 02/24/28 (d)	1,250,000	1,130,747
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (d)	1,200,000	1,038,655
3.870%, 1Y H15 + 3.500%, 07/09/25 (d)	2,515,000	2,434,190
4.976%, 1Y H15 + 2.300%, 08/11/33 (b) (d)	3,055,000	2,805,071

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Macquarie Group, Ltd. 2.871%, SOFR + 1.532%, 01/14/33 (144A) (d)	5,160,000	$3,958,663
4.442%, SOFR + 2.405%, 06/21/33 (144A) (b) (d)	680,000	590,169
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (d)	628,000	590,614
Morgan Stanley 1.164%, SOFR + 0.560%, 10/21/25 (b) (d)	7,505,000	6,908,441
1.928%, SOFR + 1.020%, 04/28/32 (d)	2,965,000	2,237,171
2.475%, SOFR + 1.000%, 01/21/28 (d)	2,740,000	2,434,635
2.484%, SOFR + 1.360%, 09/16/36 (d)	2,235,000	1,620,668
2.511%, SOFR + 1.200%, 10/20/32 (b) (d)	700,000	547,793
2.943%, SOFR + 1.290%, 01/21/33 (d)	1,460,000	1,181,108
NatWest Group plc 4.269%, 3M LIBOR + 1.762%, 03/22/25 (d)	3,830,000	3,745,276
PNC Financial Services Group, Inc. (The) 6.037%, SOFR + 2.140%, 10/28/33 (b) (d)	1,455,000	1,514,800
Santander UK Group Holdings plc 1.089%, SOFR + 0.787%, 03/15/25 (b) (d)	3,445,000	3,218,716
1.532%, 1Y H15 + 1.250%, 08/21/26 (d)	330,000	290,692
1.673%, SOFR + 0.989%, 06/14/27 (b) (d)	1,250,000	1,062,866
2.469%, SOFR + 1.220%, 01/11/28 (d)	725,000	619,121
Santander UK plc 5.000%, 11/07/23 (144A)	3,950,000	3,937,897
U.S. Bancorp 5.850%, SOFR + 2.090%, 10/21/33 (d)	1,480,000	1,536,447
UBS Group AG 4.488%, 1Y H15 + 1.550%, 05/12/26 (144A) (b) (d)	1,040,000	1,016,458
Wells Fargo & Co. 2.164%, 3M LIBOR + 0.750%, 02/11/26 (b) (d)	2,885,000	2,689,492
2.393%, SOFR + 2.100%, 06/02/28 (d)	6,130,000	5,410,269
3.350%, SOFR + 1.500%, 03/02/33 (b) (d)	5,085,000	4,283,593
3.526%, SOFR + 1.510%, 03/24/28 (d)	4,740,000	4,389,245
4.897%, SOFR + 2.100%, 07/25/33 (b) (d)	2,290,000	2,174,431
5.013%, SOFR + 4.502%, 04/04/51 (d)	755,000	665,061

		172,141,620

Beverages—0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36 (b)	1,500,000	1,416,664
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/48 (b)	512,000	444,903
Bacardi, Ltd. 4.450%, 05/15/25 (144A) (b)	405,000	392,973
5.300%, 05/15/48 (144A)	1,105,000	984,148

		3,238,688

Chemicals—0.3%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A) (b)	4,273,000	3,390,080
5.000%, 09/26/48 (b)	460,000	390,588

		3,780,668

Commercial Services—0.2%
Global Payments, Inc. 5.400%, 08/15/32 (b)	795,000	757,119
5.950%, 08/15/52 (b)	1,024,000	925,861

Commercial Services—(Continued)
S&P Global, Inc. 4.750%, 08/01/28 (144A)	1,500,000	1,482,483

		3,165,463

Computers—0.1%
Lenovo Group, Ltd. 6.536%, 07/27/32 (144A)	825,000	798,953

Diversified Financial Services—1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28	1,765,000	1,478,674
3.300%, 01/30/32 (b)	4,300,000	3,361,571
3.875%, 01/23/28 (b)	475,000	427,189
Air Lease Corp. 2.300%, 02/01/25	4,715,000	4,389,803
American Express Co. 2.550%, 03/04/27 (b)	1,930,000	1,755,727
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 (144A)	1,274,000	1,018,302
2.875%, 02/15/25 (144A)	1,995,000	1,842,912
3.950%, 07/01/24 (144A) (b)	560,000	536,089
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (b) (d)	2,700,000	2,308,418
Intercontinental Exchange, Inc. 1.850%, 09/15/32 (b)	2,155,000	1,621,047
ORIX Corp. 5.200%, 09/13/32 (b)	1,585,000	1,544,858
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	2,330,000	2,324,249
5.500%, 02/15/24 (144A)	390,000	384,914
Raymond James Financial, Inc. 4.950%, 07/15/46 (b)	995,000	884,578

		23,878,331

Electric—2.0%
Appalachian Power Co. 3.300%, 06/01/27 (b)	760,000	711,314
4.450%, 06/01/45	1,440,000	1,183,682
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,300,000	1,121,911
Duke Energy Progress LLC 4.100%, 05/15/42 (b)	1,000,000	839,386
4.100%, 03/15/43 (b)	2,325,000	1,947,178
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	1,824,016
Eversource Energy 4.600%, 07/01/27 (b)	1,660,000	1,636,896
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,342,320
Florida Power & Light Co. 3.990%, 03/01/49 (b)	2,000,000	1,676,757
International Transmission Co. 4.625%, 08/15/43	2,750,000	2,381,336
MidAmerican Energy Co. 4.800%, 09/15/43 (b)	905,000	843,161

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/30 (b)	1,495,000	$1,229,412
PacifiCorp 3.350%, 07/01/25	2,000,000	1,916,236
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	570,000	511,998
4.150%, 04/15/25 (144A)	2,800,000	2,689,879
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	2,986,536
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	2,843,366

		29,685,384

Entertainment—0.5%
Warnermedia Holdings, Inc. 4.279%, 03/15/32 (144A) (b)	870,000	716,675
5.050%, 03/15/42 (144A) (b)	4,510,000	3,450,521
5.141%, 03/15/52 (144A) (b)	4,800,000	3,489,439

		7,656,635

Food—0.5%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.000%, 05/15/32 (144A) (b)	1,085,000	832,033
3.750%, 12/01/31 (144A) (b)	380,000	310,422
4.375%, 02/02/52 (144A) (b)	1,500,000	1,060,386
6.500%, 12/01/52 (144A)	1,795,000	1,708,502
Kraft Heinz Foods Co. 4.875%, 10/01/49 (b)	1,645,000	1,427,931
5.200%, 07/15/45	1,915,000	1,766,801
Pilgrim’s Pride Corp. 3.500%, 03/01/32 (144A) (b)	1,200,000	939,000

		8,045,075

Gas—0.5%
KeySpan Gas East Corp. 3.586%, 01/18/52 (144A)	5,000,000	3,311,404
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	3,723,486
Spire, Inc. 4.700%, 08/15/44	1,000,000	808,638

		7,843,528

Healthcare-Services—1.9%
Centene Corp. 3.000%, 10/15/30	4,362,000	3,575,746
CommonSpirit Health 2.782%, 10/01/30	870,000	717,597
3.347%, 10/01/29	1,050,000	913,761
Elevance Health, Inc. 3.650%, 12/01/27 (b)	2,235,000	2,107,401
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A) (b)	2,050,000	1,738,375
HCA, Inc. 2.375%, 07/15/31 (b)	465,000	361,969
3.625%, 03/15/32 (144A) (b)	1,875,000	1,586,538

Healthcare-Services—(Continued)
HCA, Inc.
4.125%, 06/15/29	2,493,000	2,275,837
5.250%, 06/15/26 (b)	1,505,000	1,486,834
5.250%, 06/15/49	3,200,000	2,725,474
5.500%, 06/15/47	1,000,000	888,121
5.875%, 02/01/29	2,000,000	1,993,751
Humana, Inc. 3.700%, 03/23/29	4,685,000	4,289,299
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	3,728,774

		28,389,477

Insurance—0.9%
Aon Corp. 3.900%, 02/28/52 (b)	960,000	740,847
Athene Global Funding 1.985%, 08/19/28 (144A) (b)	5,100,000	4,103,319
3.205%, 03/08/27 (144A) (b)	1,055,000	940,098
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52 (b)	615,000	490,184
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (d)	3,530,000	3,220,260
Farmers Insurance Exchange 4.747%, 3M LIBOR + 3.231%, 11/01/57 (144A) (d)	90,000	72,146
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (d)	3,500,000	3,347,639

		12,914,493

Internet—0.1%
Tencent Holdings, Ltd. 3.680%, 04/22/41 (144A)	920,000	676,472
3.840%, 04/22/51 (144A)	910,000	644,726

		1,321,198

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.250%, 04/01/53 (b)	1,605,000	1,238,808
5.375%, 05/01/47 (b)	6,500,000	5,098,877
Paramount Global 4.200%, 05/19/32 (b)	1,780,000	1,456,875
Time Warner Cable LLC 5.500%, 09/01/41 (b)	2,065,000	1,713,691

		9,508,251

Oil & Gas—0.3%
Hess Corp. 5.600%, 02/15/41 (b)	1,200,000	1,134,323
Petroleos Mexicanos 6.750%, 09/21/47 (b)	3,228,000	2,059,460
6.950%, 01/28/60	355,000	224,368
7.690%, 01/23/50 (b)	2,110,000	1,459,906

		4,878,057

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (b)	2,625,000	$2,483,655
Berry Global, Inc. 1.570%, 01/15/26 (b)	1,660,000	1,478,754
1.650%, 01/15/27	2,575,000	2,202,323

		6,164,732

Pharmaceuticals—1.1%
AbbVie, Inc. 4.450%, 05/14/46	1,384,000	1,189,452
4.500%, 05/14/35 (b)	599,000	554,857
4.550%, 03/15/35	205,000	191,691
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	135,000	130,805
4.375%, 12/15/28 (144A)	4,506,000	4,229,852
4.400%, 07/15/44 (144A) (b)	1,205,000	949,779
4.625%, 06/25/38 (144A) (b)	1,250,000	1,087,582
4.875%, 06/25/48 (144A)	1,965,000	1,694,319
Cigna Corp. 3.400%, 03/15/51 (b)	739,000	525,249
3.875%, 10/15/47	1,100,000	852,774
CVS Health Corp.
5.050%, 03/25/48	5,280,000	4,739,037
5.125%, 07/20/45	100,000	91,141

		16,236,538

Pipelines—1.1%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	850,000	863,167
Energy Transfer L.P. 5.000%, 05/15/50	3,830,000	3,059,905
5.150%, 03/15/45	2,352,000	1,946,708
5.400%, 10/01/47	1,200,000	1,016,469
Enterprise Products Operating LLC 5.100%, 02/15/45	970,000	871,738
Kinder Morgan, Inc. 5.550%, 06/01/45	1,275,000	1,162,559
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (b)	1,290,000	1,121,115
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (b)	3,000,000	2,692,050
Ruby Pipeline LLC 8.000%, 04/01/22† (144A) (b) (e)	2,262,727	2,455,059
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	1,405,000	1,302,318

		16,491,088

Real Estate Investment Trusts—1.5%
American Assets Trust L.P. 3.375%, 02/01/31	1,950,000	1,546,708
American Homes 4 Rent L.P. 2.375%, 07/15/31	975,000	752,045
CubeSmart L.P. 2.500%, 02/15/32 (b)	530,000	405,183

Real Estate Investment Trusts—(Continued)
Extra Space Storage L.P. 2.350%, 03/15/32	435,000	329,167
2.550%, 06/01/31	1,000,000	782,270
3.900%, 04/01/29 (b)	320,000	286,637
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/30	487,000	426,521
5.250%, 06/01/25 (b)	1,000,000	983,015
5.300%, 01/15/29 (b)	265,000	250,780
5.375%, 04/15/26 (b)	3,160,000	3,100,172
5.750%, 06/01/28	2,000,000	1,961,059
Healthcare Realty Holdings L.P. 2.000%, 03/15/31 (b)	1,347,000	1,019,724
2.050%, 03/15/31	141,000	103,071
3.500%, 08/01/26 (b)	2,399,000	2,232,888
Hudson Pacific Properties L.P. 3.250%, 01/15/30	480,000	363,820
5.950%, 02/15/28	1,395,000	1,302,424
Invitation Homes Operating Partnership L.P. 2.000%, 08/15/31 (b)	310,000	229,089
4.150%, 04/15/32 (b)	1,545,000	1,351,698
Physicians Realty L.P. 2.625%, 11/01/31 (b)	990,000	772,734
VICI Properties L.P. 5.125%, 05/15/32 (b)	1,790,000	1,657,450
5.625%, 05/15/52 (b)	954,000	843,880
VICI Properties L.P. / VICI Note Co., Inc.
3.750%, 02/15/27 (144A) (b)	100,000	90,775
3.875%, 02/15/29 (144A) (b)	995,000	872,052
4.500%, 09/01/26 (144A) (b)	550,000	517,593
4.500%, 01/15/28 (144A) (b)	335,000	307,405
4.625%, 06/15/25 (144A)	145,000	139,019
5.750%, 02/01/27 (144A)	610,000	594,604

		23,221,783

Retail—0.2%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,340,000	2,162,794

Savings & Loans—0.3%
Nationwide Building Society 2.972%, SOFR + 1.290%, 02/16/28 (144A) (b) (d)	2,435,000	2,140,356
3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (b) (d)	2,820,000	2,804,535

		4,944,891

Semiconductors—0.2%
Broadcom, Inc. 2.600%, 02/15/33 (144A) (b)	1,969,000	1,477,926
3.469%, 04/15/34 (144A) (b)	916,000	730,723

		2,208,649

Software—0.4%
Oracle Corp. 3.600%, 04/01/50	2,750,000	1,851,483
3.950%, 03/25/51 (b)	2,710,000	1,930,711
6.900%, 11/09/52	1,465,000	1,567,293

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Take-Two Interactive Software, Inc. 4.000%, 04/14/32 (b)	775,000	$685,977

		6,035,464

Telecommunications—2.2%
AT&T, Inc. 2.550%, 12/01/33 (b)	1,985,000	1,525,492
3.800%, 12/01/57	499,000	344,277
4.300%, 12/15/42 (b)	1,791,000	1,469,326
4.750%, 05/15/46 (b)	1,590,000	1,344,208
4.850%, 03/01/39	1,368,000	1,223,798
5.250%, 03/01/37 (b)	2,485,000	2,394,313
Level 3 Financing, Inc. 3.400%, 03/01/27 (144A) (b)	228,000	192,657
3.875%, 11/15/29 (144A) (b)	5,185,000	4,091,667
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	4,770,000	4,713,764
5.152%, 09/20/29 (144A) (b)	1,650,000	1,626,119
T-Mobile USA, Inc. 2.550%, 02/15/31 (b)	3,056,000	2,496,508
3.750%, 04/15/27 (b)	2,145,000	2,020,358
3.875%, 04/15/30	4,498,000	4,074,355
4.375%, 04/15/40	1,035,000	883,269
Verizon Communications, Inc. 2.550%, 03/21/31 (b)	1,105,000	908,706
Vodafone Group plc 4.875%, 06/19/49	2,620,000	2,189,239
5.250%, 05/30/48	1,690,000	1,488,433

		32,986,489

Water—0.1%
Essential Utilities, Inc. 4.276%, 05/01/49	2,025,000	1,631,241

Total Corporate Bonds & Notes (Cost $515,504,780)		449,265,929

Asset-Backed Securities—11.2%

Asset-Backed - Home Equity—0.8%
New Century Home Equity Loan Trust 5.169%, 1M LIBOR + 0.780%, 08/25/34 (d)	5,420,409	5,078,614
Option One Mortgage Loan Trust 5.049%, 1M LIBOR + 0.660%, 05/25/35 (d)	300,323	297,186
Soundview Home Loan Trust 4.599%, 1M LIBOR + 0.210%, 06/25/37 (d)	10,417,370	7,391,594

		12,767,394

Asset-Backed - Other—6.7%
AGL CLO, Ltd. 5.403%, 3M LIBOR + 1.160%, 07/20/34 (144A) (d)	5,400,000	5,263,466
AIG CLO, Ltd. 5.363%, 3M LIBOR + 1.120%, 04/20/32 (144A) (d)	5,000,000	4,919,660

Asset-Backed - Other—(Continued)
Ameriquest Mortgage Securities, Inc. 4.974%, 1M LIBOR + 0.585%, 03/25/36 (d)	314,393	312,151
5.139%, 1M LIBOR + 0.750%, 01/25/36 (d)	5,965,000	5,775,859
AMMC CLO, Ltd. 5.219%, 3M LIBOR + 1.140%, 10/16/28 (144A) (d)	682,392	681,994
5.375%, 3M LIBOR + 1.050%, 07/24/29 (144A) (d)	3,980,956	3,947,237
Arbor Realty Commercial Real Estate Notes, Ltd. 5.388%, 1M LIBOR + 1.070%, 08/15/34 (144A) (d)	4,570,000	4,346,289
Carrington Mortgage Loan Trust Series 2007-RFC1 4.529%, 1M LIBOR + 0.140%, 12/25/36 (d)	7,056,441	6,680,720
CWABS Asset-Backed Certificates Trust 5.439%, 1M LIBOR + 1.050%, 11/25/35 (d)	372,117	370,805
Dryden XXVI Senior Loan Fund 4.979%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	2,049,275	2,024,586
Flexential Issuer 3.250%, 11/27/51 (144A)	4,753,000	4,143,541
FS Rialto 5.526%, 1M LIBOR + 1.200%, 12/16/36 (144A) (d)	1,888,855	1,879,050
JPMorgan Mortgage Acquisition Trust 4.739%, 1M LIBOR + 0.350%, 01/25/37 (d)	8,307,000	7,369,765
Madison Park Funding, Ltd. 5.245%, 3M LIBOR + 0.920%, 01/22/28 (144A) (d)	1,720,938	1,702,799
Neuberger Berman CLO XX, Ltd. 5.729%, 3M LIBOR + 1.650%, 07/15/34 (144A) (d)	5,000,000	4,812,955
New Economy Assets Phase 1 Sponsor LLC 2.410%, 10/20/61 (144A)	4,765,000	3,914,518
Octagon Investment Partners 46, Ltd. 5.239%, 3M LIBOR + 1.160%, 07/15/36 (144A) (d)	5,520,000	5,366,726
OHA Credit Funding 4, Ltd. 5.975%, 3M LIBOR + 1.650%, 10/22/36 (144A) (d)	4,000,000	3,859,276
Popular ABS Mortgage Pass-Through Trust 4.974%, 1M LIBOR + 0.585%, 02/25/36 (d)	2,525,670	2,475,416
Rockford Tower CLO, Ltd. 5.433%, 3M LIBOR + 1.190%, 10/20/30 (144A) (d)	5,200,000	5,133,591
Structured Asset Investment Loan Trust 5.189%, 1M LIBOR + 0.800%, 07/25/34 (d)	1,596,243	1,534,828
U.S. Small Business Administration 3.800%, 08/01/47	3,896,000	3,661,016
3.930%, 07/01/47	7,250,000	6,891,267
5.040%, 10/01/47	3,928,000	3,946,872
Vantage Data Centers Issuer LLC 4.196%, 11/15/43 (144A)	4,800,629	4,683,972
Wellman Park CLO, Ltd. 5.179%, 3M LIBOR + 1.100%, 07/15/34 (144A) (d)	4,750,000	4,646,726

		100,345,085

Asset-Backed - Student Loan—3.7%
Navient Student Loan Trust 5.439%, 1M LIBOR + 1.050%, 07/26/66 (144A) (d)	5,564,098	5,386,979
5.889%, 1M LIBOR + 1.500%, 10/25/58 (d)	2,470,000	2,147,286
SLC Student Loan Trust 4.929%, 3M LIBOR + 0.160%, 09/15/39 (d)	8,012,070	7,547,064
4.929%, 3M LIBOR + 0.160%, 03/15/55 (d)	7,354,829	6,979,225

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust 4.688%, 3M LIBOR + 0.330%, 01/25/22 (d)	2,319,687	$2,255,089
4.728%, 3M LIBOR + 0.370%, 01/25/40 (d)	2,704,170	2,481,243
4.908%, 3M LIBOR + 0.550%, 10/25/64 (144A) (d)	3,853,502	3,697,557
5.139%, 1M LIBOR + 0.750%, 05/26/26 (d)	4,433,778	4,239,946
5.139%, 1M LIBOR + 0.750%, 01/25/45 (144A) (d)	2,092,797	2,017,389
5.458%, 3M LIBOR + 1.100%, 07/25/23 (d)	4,622,652	4,473,369
5.858%, 3M LIBOR + 1.500%, 04/25/23 (d)	1,922,792	1,904,156
5.969%, 3M LIBOR + 1.200%, 12/15/33 (144A) (d)	3,095,210	3,033,775
6.189%, 1M LIBOR + 1.800%, 09/25/43 (d)	5,800,000	5,456,659
Wachovia Student Loan Trust 4.528%, 3M LIBOR + 0.170%, 04/25/40 (144A) (d)	4,011,069	3,828,994

		55,448,731

Total Asset-Backed Securities (Cost $172,270,567)		168,561,210

Mortgage-Backed Securities—7.6%

Collateralized Mortgage Obligations—4.8%
Angel Oak Mortgage Trust 3.353%, 01/25/67 (144A) (d)	7,319,383	6,607,848
CIM Trust 1.951%, 06/25/57 (144A) (d)	5,628,329	4,940,241
2.000%, 05/01/61 (144A) (d)	6,392,242	5,542,768
2.000%, 08/25/61 (144A) (d)	4,946,512	4,148,737
2.500%, 04/25/51 (144A) (d)	11,003,278	8,832,276
3.000%, 10/25/59 (144A) (d)	4,582,796	4,159,485
3.750%, 07/25/58 (144A) (d)	2,398,364	2,301,166
Credit Suisse Mortgage Trust 2.609%, 09/27/46 (144A) (d)	9,167	9,124
3.850%, 09/25/57 (144A) (d)	4,333,691	4,048,560
4.547%, 05/25/67 (144A) (d)	4,359,737	4,168,058
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	3,513,250	3,359,442
JPMorgan Mortgage Trust 2.500%, 06/25/52 (144A) (d)	10,726,661	9,196,857
2.500%, 12/25/51 (144A) (d)	6,612,328	5,722,904
Nomura Resecuritization Trust 3.398%, 11/26/35 (144A) (d)	88,503	88,132
PHH Alternative Mortgage Trust 4.989%, 1M LIBOR + 0.600%, 07/25/37 (d)	4,126,554	3,990,365
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (d)	924,891	909,336
WaMu Mortgage Pass-Through Certificates Trust 3.469%, 06/25/34 (d)	2,693,008	2,515,955
4.969%, 1M LIBOR + 0.580%, 10/25/45 (d)	1,855,960	1,707,972

		72,249,226

Commercial Mortgage-Backed Securities—2.8%
BAMLL Commercial Mortgage Securities Trust 4.091%, 08/10/38 (144A) (d)	3,265,000	2,935,550

Commercial Mortgage-Backed Securities—(Continued)
BANK 4.493%, 06/15/55 (d)	4,231,000	4,042,813
BX Trust 3.202%, 12/09/41 (144A)	895,000	748,735
BXHPP Trust 4.968%, 1M LIBOR + 0.650%, 08/15/36 (144A) (d)	4,777,000	4,467,547
CALI Mortgage Trust 3.957%, 03/10/39 (144A)	2,200,000	1,896,356
COMM Mortgage Trust 3.620%, 07/10/50	2,728,219	2,633,605
CSAIL Commercial Mortgage Trust 2.561%, 03/15/53	3,384,500	2,826,463
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,470,105
GS Mortgage Securities Corp. Trust 5.268%, 1M LIBOR + 0.950%, 12/15/36 (144A) (d)	4,225,000	4,054,629
Hudson Yards Mortgage Trust 2.943%, 12/10/41 (144A) (d)	1,850,000	1,549,960
3.228%, 07/10/39 (144A)	1,875,000	1,612,126
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	1,737,937
LCCM Trust 3.551%, 07/12/50 (144A)	2,834,000	2,618,838
MKT Mortgage Trust 2.694%, 02/12/40 (144A)	1,500,000	1,173,048
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	1,956,605
RBS Commercial Funding, Inc. Trust 3.834%, 01/15/32 (144A) (d)	1,205,000	1,159,780
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (d)	2,219,000	1,512,980
4.144%, 01/05/43 (144A) (d)	110,000	74,910
SMRT Commercial Mortgage Trust 7.686%, 1M TSFR + 3.350%, 01/15/39 (144A) (d)	4,000,000	3,640,645

		42,112,632

Total Mortgage-Backed Securities (Cost $126,851,435)		114,361,858

Municipals—0.5%

Miami-Dade County, FL Aviation Revenue 3.555%, 10/01/34	600,000	504,600
New York City Transitional Finance Authority, Future Tax Secured Revenue 4.200%, 11/01/30	1,250,000	1,179,760
5.267%, 05/01/27	2,150,000	2,169,079
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	1,871,369
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,485,000	2,258,437

Total Municipals (Cost $10,032,423)		7,983,245

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Short-Term Investments—11.9%

Security Description	Shares/ Principal Amount*	Value

Discount Note—0.4%
Federal Home Loan Bank 3.930%, 04/14/23 (f)	6,360,000	$6,281,774

Mutual Funds—8.9%
State Street Institutional Liquid Reserves Fund, Trust Class 4.360% (g)	133,687,488	133,740,963

U.S. Treasury—2.6%
U.S. Treasury Bills 4.571%, 05/11/23 (f)	13,615,000	13,395,191
4.580%, 05/25/23 (f)	25,520,000	25,065,863

		38,461,054

Total Short-Term Investments (Cost $178,494,647)		178,483,791

Securities Lending Reinvestments (h)—13.9%

Certificates of Deposit—6.2%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	3,000,000	3,004,052
Bank of Montreal (Chicago) 4.790%, FEDEFF PRV + 0.460%, 03/02/23 (d)	3,000,000	3,000,000
Bank of Nova Scotia 4.550%, SOFR + 0.250%, 02/17/23 (d)	3,000,000	2,999,864
4.770%, FEDEFF PRV + 0.440%, 01/09/23 (d)	2,000,000	2,000,081
4.810%, SOFR + 0.510%, 03/15/23 (d)	6,000,000	6,002,522
4.980%, SOFR + 0.680%, 08/16/23 (d)	2,000,000	2,002,338
BNP Paribas S.A. 4.810%, SOFR + 0.510%, 03/15/23 (d)	5,000,000	5,001,740
Canadian Imperial Bank of Commerce (NY) 4.800%, SOFR + 0.500%, 03/03/23 (d)	7,000,000	7,002,679
Commonwealth Bank of Australia 4.680%, SOFR + 0.380%, 03/30/23 (d)	2,000,000	2,000,148
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	5,000,000	5,000,000
Credit Agricole S.A. 4.700%, 02/03/23	5,000,000	5,001,250
Credit Industriel et Commercial 4.730%, SOFR + 0.430%, 01/06/23 (d)	5,000,000	5,000,140
Mitsubishi UFJ Trust and Banking Corp. 4.860%, SOFR + 0.560%, 02/14/23 (d)	5,000,000	5,001,500
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	2,000,000	2,000,601
Royal Bank of Canada 4.880%, SOFR + 0.580%, 09/20/23 (d)	5,000,000	5,003,305
4.890%, FEDEFF PRV + 0.560%, 04/10/23 (d)	2,000,000	2,001,152
Standard Chartered Bank (NY) 5.040%, SOFR + 0.740%, 05/02/23 (d)	3,000,000	3,004,554
State Street Bank and Trust Co. 4.980%, SOFR + 0.680%, 07/14/23 (d)	2,000,000	2,002,354
Sumitomo Mitsui Banking Corp. 4.710%, SOFR + 0.410%, 03/06/23 (d)	4,000,000	4,000,440
5.050%, SOFR + 0.750%, 04/21/23 (d)	5,000,000	5,006,770

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. 4.750%, SOFR + 0.450%, 02/24/23 (d)	5,000,000	5,001,640
4.840%, SOFR + 0.540%, 01/10/23 (d)	2,000,000	2,000,156
4.850%, SOFR + 0.550%, 03/07/23 (d)	2,000,000	2,000,556
Svenska Handelsbanken AB 4.900%, SOFR + 0.600%, 04/12/23 (d)	2,000,000	2,001,358
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	7,000,000	6,999,230

		94,038,430

Commercial Paper—0.9%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	5,000,000	5,001,265
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	3,000,000	3,004,086
Skandinaviska Enskilda Banken AB 4.980%, SOFR + 0.680%, 05/03/23 (d)	1,000,000	1,000,988
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	5,000,000	5,000,000

		14,006,339

Repurchase Agreements—6.3%
BofA Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.200%, due on 01/03/23 with a maturity value of $17,146,103; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% - 3.000%, maturity dates ranging from 10/20/46 - 01/20/52, and an aggregate market value of $17,480,868.	17,138,105	17,138,105
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $5,125,132; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $10,004,778; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $10,208,870.	10,000,000	10,000,000
HSBC Securities, Inc. Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $5,002,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 02/15/23 - 08/15/42, and an aggregate market value of $5,102,408.	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $5,004,200; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 - 11/15/32, and an aggregate market value of $5,111,891.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $35,030,285; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $38,108,998.	35,000,000	$35,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.570%, due on 02/03/23 with a maturity value of $5,022,215; collateralized by various Common Stock with an aggregate market value of $5,556,261.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $5,302,503; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 - 08/15/51, and an aggregate market value of $5,415,574.	5,300,000	5,300,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $7,206,188; collateralized by various Common Stock with an aggregate market value of $8,014,982.	7,200,000	7,200,000

		94,638,105

Time Deposits—0.5%
First Abu Dhabi Bank USA NV 4.300%, 01/03/23	3,000,000	3,000,000
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	5,000,000	5,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $210,638,218)		210,682,874

Total Investments—140.4% (Cost $2,243,905,279)		2,112,952,189
Other assets and liabilities (net)—(40.4)%		(607,966,878)

Net Assets—100.0%		$1,504,985,311

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2022, the market value of restricted securities was $2,455,059, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $307,910,851 and the collateral received consisted of cash in the amount of $210,638,242 and non-cash collateral with a value of $105,428,195. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	The rate shown represents current yield to maturity.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $296,176,655, which is 19.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ruby Pipeline LLC, 8.000%, 04/01/22	01/24/18	$2,262,727	$2,395,662	$2,455,059

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/23	1,354	USD	277,675,783	$244,281
U.S. Treasury Note 5 Year Futures	03/31/23	202	USD	21,801,797	(14,157)
U.S. Treasury Ultra Long Bond Futures	03/22/23	7	USD	940,188	(77,923)

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	03/22/23	(128)	USD	(15,140,000)	41,338

Net Unrealized Appreciation					$193,539

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	1.026%	Semi-Annually	07/24/25	USD	47,170,000	$(2,870,063)	$—	$(2,870,063)
Pay	3M LIBOR	Quarterly	1.034%	Semi-Annually	07/24/25	USD	34,890,000	(2,117,732)	—	(2,117,732)
Pay	3M LIBOR	Quarterly	1.073%	Semi-Annually	07/24/25	USD	23,585,000	(1,414,576)	—	(1,414,576)
Pay	3M LIBOR	Quarterly	1.390%	Semi-Annually	09/28/25	USD	54,410,000	(2,765,443)	—	(2,765,443)
Receive	3M LIBOR	Semi-Annually	1.773%	Quarterly	07/24/53	USD	3,940,000	1,202,739	—	1,202,739
Receive	3M LIBOR	Semi-Annually	1.785%	Quarterly	07/24/53	USD	2,915,000	883,172	—	883,172
Receive	3M LIBOR	Semi-Annually	1.808%	Quarterly	07/24/53	USD	1,970,000	588,745	—	588,745
Receive	3M LIBOR	Semi-Annually	1.870%	Quarterly	09/28/53	USD	4,645,000	1,309,172	—	1,309,172

Totals								$(5,183,986)	$—	$(5,183,986)

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$983,613,282	$—	$983,613,282
Total Corporate Bonds & Notes*	—	449,265,929	—	449,265,929
Total Asset-Backed Securities*	—	168,561,210	—	168,561,210
Total Mortgage-Backed Securities*	—	114,361,858	—	114,361,858
Total Municipals*	—	7,983,245	—	7,983,245

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Discount Note	$—	$6,281,774	$—	$6,281,774
Mutual Funds	133,740,963	—	—	133,740,963
U.S. Treasury	—	38,461,054	—	38,461,054
Total Short-Term Investments	133,740,963	44,742,828	—	178,483,791
Total Securities Lending Reinvestments*	—	210,682,874	—	210,682,874
Total Investments	$133,740,963	$1,979,211,226	$—	$2,112,952,189

Collateral for Securities Loaned (Liability)	$—	$(210,638,242)	$—	$(210,638,242)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$285,619	$—	$—	$285,619
Futures Contracts (Unrealized Depreciation)	(92,080)	—	—	(92,080)
Total Futures Contracts	$193,539	$—	$—	$193,539
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,983,828	$—	$3,983,828
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,167,814)	—	(9,167,814)
Total Centrally Cleared Swap Contracts	$—	$(5,183,986)	$—	$(5,183,986)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$2,112,952,189
Cash collateral (c)	4,113,622
Receivable for:
Investments sold	2,283,847
TBA securities sold	19,443,765
Dividends and interest	8,518,651
Prepaid expenses	6,253

Total Assets	2,147,318,327
Liabilities
Due to custodian	315,217
Collateral for securities loaned	210,638,242
Payables for:
Investments purchased	83,948,718
TBA securities purchased	346,067,332
Fund shares redeemed	177,906
Variation margin on centrally cleared swap contracts	113,063
Variation margin on futures contracts	224,287
Accrued Expenses:
Management fees	555,960
Distribution and service fees	52
Deferred trustees’ fees	103,352
Other expenses	188,887

Total Liabilities	642,333,016

Net Assets	$1,504,985,311

Net Assets Consist of:
Paid in surplus	$1,760,021,242
Distributed earnings (Accumulated losses)	(255,035,931)

Net Assets	$1,504,985,311

Net Assets
Class A	$1,504,743,454
Class B	241,857
Capital Shares Outstanding*
Class A	173,307,739
Class B	27,850
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.68
Class B	8.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,243,905,279.
(b)	Includes securities loaned at value of $307,910,851.
(c)	Includes collateral of $1,817,000 for futures contracts and $2,296,622 for centrally cleared swaps.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$908,142
Interest	48,542,586
Securities lending income	1,060,713

Total investment income	50,511,441
Expenses
Management fees	9,369,736
Administration fees	81,665
Custodian and accounting fees	161,231
Distribution and service fees—Class B	699
Audit and tax services	68,787
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	37,381
Insurance	14,558
Miscellaneous	18,268

Total expenses	9,806,980
Less management fee waiver	(2,155,689)

Net expenses	7,651,291

Net Investment Income	42,860,150

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(147,929,428)
Futures contracts	(4,329,117)
Swap contracts	(53,131)

Net realized gain (loss)	(152,311,676)

Net change in unrealized appreciation (depreciation) on:
Investments	(160,350,187)
Futures contracts	170,740
Swap contracts	(3,693,373)

Net change in unrealized appreciation (depreciation)	(163,872,820)

Net realized and unrealized gain (loss)	(316,184,496)

Net Increase (Decrease) in Net Assets From Operations	$(273,324,346)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$42,860,150	$22,173,264
Net realized gain (loss)	(152,311,676)	(2,660,793)
Net change in unrealized appreciation (depreciation)	(163,872,820)	(39,572,021)

Increase (decrease) in net assets from operations	(273,324,346)	(20,059,550)

From Distributions to Shareholders
Class A	(26,475,551)	(130,937,197)
Class B	(3,755)	(19,431)

Total distributions	(26,479,306)	(130,956,628)

Increase (decrease) in net assets from capital share transactions	(229,598,540)	409,200,298

Total increase (decrease) in net assets	(529,402,192)	258,184,120

Net Assets
Beginning of period	2,034,387,503	1,776,203,383

End of period	$1,504,985,311	$2,034,387,503

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	26,733	$251,477	29,089,229	$318,109,748
Reinvestments	2,984,842	26,475,551	12,811,859	130,937,197
Redemptions	(27,810,147)	(256,299,121)	(3,847,494)	(39,786,886)

Net increase (decrease)	(24,798,572)	$(229,572,093)	38,053,594	$409,260,059

Class B
Sales	5,043	$47,023	3,330	$35,724
Reinvestments	422	3,755	1,899	19,431
Redemptions	(8,479)	(77,225)	(10,606)	(114,916)

Net increase (decrease)	(3,014)	$(26,447)	(5,377)	$(59,761)

Increase (decrease) derived from capital shares transactions		$(229,598,540)		$409,200,298

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.27	$11.10	$10.47	$9.98	$10.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.12	0.19	0.27	0.26
Net realized and unrealized gain (loss)	(1.68)	(0.26)	0.80	0.58	(0.24)

Total income (loss) from investment operations	(1.45)	(0.14)	0.99	0.85	0.02

Less Distributions
Distributions from net investment income	(0.14)	(0.19)	(0.36)	(0.36)	(0.26)
Distributions from net realized capital gains	0.00	(0.50)	0.00	0.00	0.00

Total distributions	(0.14)	(0.69)	(0.36)	(0.36)	(0.26)

Net Asset Value, End of Period	$8.68	$10.27	$11.10	$10.47	$9.98

Total Return (%) (b)	(14.12)	(1.19)	9.54	8.64	0.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.45	0.44	0.45	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	2.52	1.12	1.75	2.63	2.59
Portfolio turnover rate (%)	449 (d)	454 (d)	352 (d)	232 (d)	262 (d)
Net assets, end of period (in millions)	$1,504.7	$2,034.1	$1,775.8	$1,831.5	$2,057.7

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.27	$11.07	$10.45	$9.96	$10.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.09	0.16	0.24	0.23
Net realized and unrealized gain (loss)	(1.68)	(0.24)	0.79	0.59	(0.23)

Total income (loss) from investment operations	(1.47)	(0.15)	0.95	0.83	0.00

Less Distributions
Distributions from net investment income	(0.12)	(0.15)	(0.33)	(0.34)	(0.23)
Distributions from net realized capital gains	0.00	(0.50)	0.00	0.00	0.00

Total distributions	(0.12)	(0.65)	(0.33)	(0.34)	(0.23)

Net Asset Value, End of Period	$8.68	$10.27	$11.07	$10.45	$9.96

Total Return (%) (b)	(14.37)	(1.34)	9.14	8.39	0.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.70	0.69	0.70	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	2.28	0.87	1.48	2.38	2.34
Portfolio turnover rate (%)	449 (d)	454 (d)	352 (d)	232 (d)	262 (d)
Net assets, end of period (in millions)	$0.2	$0.3	$0.4	$0.5	$0.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 292%, 264%, 207%, 203%, and 198% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2022, the Portfolio had a payment of $315,217 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2022. The Portfolio’s average overdraft advances during the year ended December 31, 2022 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $94,638,105, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(89,293,405)	$—	$—	$—	$(89,293,405)
U.S. Treasury & Government Agencies	(121,344,837)	—	—	—	(121,344,837)
Total Borrowings	$(210,638,242)	$—	$—	$—	$(210,638,242)
Gross amount of recognized liabilities for securities lending transactions					$(210,638,242)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,983,828	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$9,167,814
	Unrealized appreciation on futures contracts (b) (c)	285,619	Unrealized depreciation on futures contracts (b) (c)	92,080

Total		$4,269,447		$9,259,894

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(4,329,117)
Swap contracts	(53,131)

$(4,382,248)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$170,740
Swap contracts	(3,693,373)

$(3,522,633)

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$182,580,069
Futures contracts short	(13,963,854)
Swap contracts	203,610,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$8,445,773,346	$351,876,362	$8,742,526,031	$267,161,262

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$4,096,357,225	$4,116,232,034

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2022 were $9,369,736.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 30, 2021 through April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-28

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$2,249,734,529

Gross unrealized appreciation	6,053,034
Gross unrealized (depreciation)	(148,019,362)

Net unrealized appreciation (depreciation)	$(141,966,328)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$26,479,306	$107,056,522	$—	$23,900,106	$26,479,306	$130,956,628

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$45,391,248	$—	$(141,966,326)	$(158,357,500)	$(254,932,578)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $146,657,858 and accumulated long-term capital losses of $11,699,642.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the TCW Core Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-32

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-33

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio

BHFTI-34

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2022 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2022. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-year period ended October 31, 2022 and outperformed its benchmark for the three- and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-35

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class A, B and E shares of the Victory Sycamore Mid Cap Value Portfolio returned -2.45%, -2.70%, and -2.62%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned -12.03%.

MARKET ENVIRONMENT / CONDITIONS

The last quarter of the year closed a tumultuous year for the U.S. equity market. While the market, as measured by the S&P 500 Index, rallied 7.56% during the quarter, the broad market index posted its first down year since 2018 and its worst year of performance (-18.11%) since 2008 (-37.00%). In retrospect, it should not be entirely surprising that the market closed the year in negative territory. An unprecedented policy response to the pandemic helped the S&P 500 Index post a cumulative return of nearly 120% from the pandemic-induced bottom through the end of 2021. Policy once again had a meaningful impact on equity market performance in 2022.

Market participants entered the year with a degree of uncertainty plaguing the backdrop. Chiefly, it was unclear how the market would endure a shift in monetary policy that would result in the withdrawal of unprecedented levels of stimulus from the economy. To recall, in 2021, the Federal Reserve (the “Fed”), stuck to its message that inflation was “transitory” and should abate once supply chain issues are resolved. However, stubborn inflation that persistently registered at a four decades high debunked the notion that inflation was transitory. Consequently, the Fed was forced to pursue the most aggressive tightening campaign since the early 1980s, which led to a spike in market volatility. 2022 marked the eighth most volatile year for the S&P 500 Index, with a move of +/- 1% in approximately 49% of trading sessions. That only trailed 2008 (53%) and 2002 (50%) in recent history.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell Midcap Value Index (the “Index”), during the 12-month period ending December 31, 2022. Stock selection was the key driver of relative performance, while sector allocation was also positive but had a less meaningful impact on relative returns. Index returns were negative across 9 of the 11 major economic sectors for the year and varied widely, with only 6 sectors outpacing the Index. Energy was the top-performing sector, posting a return of 52.60%. By contrast, Communication Services was the worst-performing sector, returning -31.62%.

Stock selection in Financials, Information Technology (“IT”), Industrials, Materials and Real Estate contributed to relative outperformance for the year. However, an overweight in IT partially offset the favorable impact of stock selection in the sector. An underweight in Communication Services (the worst-performing sector) and Real Estate, as well as an overweight in Materials and Consumer Staples also contributed to relative return. Conversely, an underweight in Utilities and Energy (the top-performing sector) were the primary detractors from relative performance for the year.

Two of the top contributors for the year were holdings in the Energy sector. Valero Energy and Devon Energy traded in sympathy with the best-performing Energy sector. WTI crude oil rallied meaningfully earlier in the year as the Russian invasion of Ukraine sparked concerns over a possible global supply shock. We also believe that Devon’s shareholder-friendly capital strategy rewarded their share price. Valero Energy benefited from strong crack spreads (the difference between the purchase price of crude oil and the selling price of finished products) and lower product inventories during the year. Some refining capacity exited the market following the pandemic, which boded well for the company. Additionally, Valero Energy was better positioned than European refiners given its position in the Gulf Coast, which provides the company access to cheaper natural gas. We sold the stock during the year on relative valuation. Steel Dynamics, one of the largest steel producers in the U.S., was another top contributor for the year. The conflict in Ukraine, which is disrupting the global steel supply chain, caused steel prices to appreciate. We believe that these macro headwinds helped lift shares higher.

V.F. Corp., an apparel company with a portfolio of well-known brands such as Vans, JanSport, Dickies, North Face and Timberland, was the top detractor for the year. Shares underperformed the broader market during our holding period for several reasons that resulted in the decision to divest the shares. First, a badly timed acquisition of Supreme, a streetwear company, for a hefty multiple resulted in increased leverage on the balance sheet. Second, their flagship Vans brand failed to stabilize after successive quarters of underperformance mainly driven by stringent COVID lockdowns in China and outsized exposure to California, which also was slow to recover from the pandemic. Furthermore, we believe that management’s credibility took a hit after multiple guidance reductions, which shifted sentiment to the downside. The combination of the above skewed the risk/reward profile negatively. Shares were divested during the year. MKS Instruments, a provider of instruments that enable process control for the semiconductor and other periphery markets, was another detractor on the year. The stock appreciated following the above consensus second quarter earnings report in early August; however, shares underperformed since. We suspect that the announced closure of the Atotech acquisition in mid-August may have injected an element of uncertainty into the thesis despite long-term synergies. The acquisition enables the company to enter a new market segment, most notably the electronics materials and chemicals markets. Our thesis for MKS Instruments remained intact. Vertiv Holdings, a company that offers power management, infrastructure and IT solutions to data centers, was also a top detractor for the period. The company meaningfully missed estimates on fourth quarter 2021 earnings and lowered fiscal year 2022 guidance—citing inflationary headwinds as a key factor. Management was candid that they were behind on adjusting pricing to offset some of the inflationary pressures. By the time they were able to deploy a pricing

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

strategy, it was too late, and margins had already eroded. We divested our position in the company earlier in the year given the diminished risk/reward following these disappointing developments.

The Portfolio’s turnover for the 12-month period ended December 31, 2022, was 30%. There were 12 new positions initiated during the year and 9 positions eliminated during the year.

Within IT, the investment team initiated positions in MKS Instruments, Skyworks Solutions, and Western Digital. In Health Care, investments were made in Hologic and Zimmer Biomet Holdings. Within Financials, positions were initiated in Allstate and T. Rowe Price Group. In Materials, positions in Crown Holdings and Franco-Nevada Corp. were initiated. Earlier in the year, the team initiated a position in Duke Realty an Industrial REIT, which was acquired by Prologis. Additionally, one position was initiated in each of Consumer Discretionary and Industrials.

Within Consumer Staples, the team divested Hershey Co. due to relative valuation. Within Energy, the team divested Valero Energy due to relative valuation. Two positions, Eastman Chemical Co. and International Flavors & Fragrances, were divested from Materials due to a change in conviction. Additionally, one position was divested from each of Communication Services, Consumer Discretionary, Financials and Industrials.

As of December 31, 2022, the Portfolio had 76 holdings (excluding cash). Relative to the Index, the Portfolio was overweight in the Industrials, IT and Materials sectors. Conversely, the Portfolio was underweight in Utilities, Financials, Energy, Communication Services, Real Estate, Consumer Discretionary, Health Care and Consumer Staples. Sector weighting is a by-product of the bottom-up stock selection process, and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Victory Sycamore Mid Cap Value Portfolio
Class A	-2.45	10.12	10.43
Class B	-2.70	9.85	10.16
Class E	-2.62	9.95	10.26
Russell Midcap Value Index	-12.03	5.72	10.11

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Holdings

% of Net Assets
Sysco Corp.	2.1
Progressive Corp. (The)	2.0
Quest Diagnostics, Inc.	2.0
Alexandria Real Estate Equities, Inc.	2.0
Textron, Inc.	1.9
Flex, Ltd.	1.9
AGCO Corp.	1.9
Yum! Brands, Inc.	1.8
Toro Co. (The)	1.8
Ross Stores, Inc.	1.8

Top Sectors

% of Net Assets
Industrials	21.8
Financials	15.3
Information Technology	14.3
Materials	11.6
Consumer Discretionary	9.2
Real Estate	8.7
Health Care	6.9
Consumer Staples	3.9
Utilities	3.2
Energy	2.6

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class A (a)	Actual	0.59%	$1,000.00	$1,094.40	$3.11
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B (a)	Actual	0.84%	$1,000.00	$1,093.20	$4.43
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E (a)	Actual	0.74%	$1,000.00	$1,093.40	$3.90
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Textron, Inc.	255,400	$18,082,320

Airlines—1.2%
Alaska Air Group, Inc. (a) (b)	268,300	11,520,802

Auto Components—3.0%
Aptiv plc (a)	127,700	11,892,701
BorgWarner, Inc. (b)	406,300	16,353,575

		28,246,276

Banks—3.8%
Huntington Bancshares, Inc.	450,000	6,345,000
Prosperity Bancshares, Inc. (b)	203,000	14,754,040
Zions Bancorp N.A. (b)	306,000	15,042,960

		36,142,000

Building Products—1.7%
Carrier Global Corp.	150,400	6,204,000
Owens Corning	115,700	9,869,210

		16,073,210

Capital Markets—2.6%
Bank of New York Mellon Corp. (The)	341,400	15,540,528
T. Rowe Price Group, Inc. (b)	86,000	9,379,160

		24,919,688

Chemicals—2.8%
Corteva, Inc.	56,000	3,291,680
RPM International, Inc.	110,200	10,738,990
Westlake Corp. (b)	120,200	12,325,308

		26,355,978

Commercial Services & Supplies—0.5%
Republic Services, Inc.	39,500	5,095,105

Communications Equipment—1.1%
Motorola Solutions, Inc.	40,000	10,308,400

Containers & Packaging—5.7%
AptarGroup, Inc.	119,500	13,142,610
Avery Dennison Corp.	78,700	14,244,700
Crown Holdings, Inc. (b)	158,400	13,022,064
Packaging Corp. of America	107,700	13,775,907

		54,185,281

Electric Utilities—3.2%
Alliant Energy Corp.	271,800	15,006,078
Xcel Energy, Inc.	219,000	15,354,090

		30,360,168

Electrical Equipment—1.3%
Hubbell, Inc. (b)	51,600	12,109,488

Electronic Equipment, Instruments & Components—3.4%
Amphenol Corp. - Class A (b)	191,800	$14,603,652
Flex, Ltd. (a) (b)	833,300	17,882,618

		32,486,270

Entertainment—1.1%
Live Nation Entertainment, Inc. (a) (b)	143,300	9,993,742

Equity Real Estate Investment Trusts—8.7%
Alexandria Real Estate Equities, Inc. (b)	127,900	18,631,193
American Homes 4 Rent Trust - Class A (b)	280,000	8,439,200
Camden Property Trust	98,800	11,053,744
Equity LifeStyle Properties, Inc.	202,700	13,094,420
Lamar Advertising Co. - Class A	167,000	15,764,800
National Retail Properties, Inc.	334,600	15,311,296

		82,294,653

Food & Staples Retailing—2.1%
Sysco Corp.	261,900	20,022,255

Food Products—1.8%
Archer-Daniels-Midland Co.	35,000	3,249,750
Tyson Foods, Inc. - Class A	215,300	13,402,425

		16,652,175

Health Care Equipment & Supplies—3.8%
Cooper Cos., Inc. (The)	47,400	15,673,758
Hologic, Inc. (a)	196,700	14,715,127
Zimmer Biomet Holdings, Inc.	47,900	6,107,250

		36,496,135

Health Care Providers & Services—3.0%
Molina Healthcare, Inc. (a)	29,600	9,774,512
Quest Diagnostics, Inc.	121,600	19,023,104

		28,797,616

Hotels, Restaurants & Leisure—3.6%
Darden Restaurants, Inc.	43,000	5,948,190
Hilton Worldwide Holdings, Inc.	90,000	11,372,400
Yum! Brands, Inc.	135,000	17,290,800

		34,611,390

Household Durables—0.8%
Newell Brands, Inc. (b)	617,200	8,072,976

Insurance—8.9%
Allstate Corp. (The)	82,500	11,187,000
American Financial Group, Inc.	102,400	14,057,472
Everest Re Group, Ltd.	49,500	16,397,865
Old Republic International Corp. (b)	555,000	13,403,250
Progressive Corp. (The)	147,900	19,184,109
W.R. Berkley Corp.	137,600	9,985,632

		84,215,328

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—5.7%
DXC Technology Co. (a)	348,000	$9,222,000
Genpact, Ltd. (b)	350,000	16,212,000
Global Payments, Inc.	120,800	11,997,856
Maximus, Inc. (b)	221,000	16,205,930

		53,637,786

Machinery—9.9%
AGCO Corp.	127,100	17,627,499
Lincoln Electric Holdings, Inc. (b)	66,000	9,536,340
Middleby Corp. (The) (a) (b)	105,300	14,099,670
Oshkosh Corp.	125,000	11,023,750
Parker-Hannifin Corp.	41,500	12,076,500
Toro Co. (The)	149,900	16,968,680
Xylem, Inc. (b)	116,000	12,826,120

		94,158,559

Metals & Mining—3.1%
Franco-Nevada Corp.	93,100	12,706,288
Reliance Steel & Aluminum Co.	47,100	9,534,924
Steel Dynamics, Inc. (b)	70,500	6,887,850

		29,129,062

Oil, Gas & Consumable Fuels—2.6%
Coterra Energy, Inc. (b)	519,000	12,751,830
Devon Energy Corp. (b)	189,900	11,680,749

		24,432,579

Professional Services—2.8%
Leidos Holdings, Inc.	157,300	16,546,387
ManpowerGroup, Inc.	120,400	10,018,484

		26,564,871

Road & Rail—2.1%
J.B. Hunt Transport Services, Inc.	52,300	9,119,028
Landstar System, Inc. (b)	64,100	10,441,890

		19,560,918

Semiconductors & Semiconductor Equipment—2.6%
MKS Instruments, Inc. (b)	146,800	12,438,364
Skyworks Solutions, Inc.	134,100	12,220,533

		24,658,897

Specialty Retail—1.8%
Ross Stores, Inc.	143,100	16,609,617

Technology Hardware, Storage & Peripherals—1.6%
Hewlett Packard Enterprise Co.	625,000	9,975,000
Western Digital Corp. (a)	152,300	4,805,065

		14,780,065

Trading Companies & Distributors—0.3%
United Rentals, Inc. (a)	9,300	3,305,406

Total Common Stocks (Cost $823,587,030)		933,879,016

Short-Term Investment—1.5%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $14,438,683; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/48, with a market value of $14,724,586.	14,435,795	$14,435,795

Total Short-Term Investments (Cost $14,435,795)		14,435,795

Securities Lending Reinvestments (c)—14.9%

Certificates of Deposit—3.2%
Bank of Montreal 5.090%, SOFR + 0.790%, 11/08/23 (d)	3,000,000	3,004,052
Bank of Nova Scotia 4.810%, SOFR + 0.510%, 03/15/23 (d)	2,000,000	2,000,841
Citibank N.A. 4.680%, SOFR + 0.380%, 03/27/23 (d)	2,000,000	2,000,142
Cooperatieve Rabobank UA 4.670%, SOFR + 0.370%, 03/20/23 (d)	4,000,000	4,000,000
4.830%, SOFR + 0.530%, 02/01/23 (d)	3,000,000	3,000,627
Mizuho Bank, Ltd. 4.850%, SOFR + 0.550%, 01/26/23 (d)	2,000,000	2,000,601
Natixis S.A. (New York) 4.800%, SOFR + 0.500%, 02/13/23 (d)	2,000,000	2,000,789
Royal Bank of Canada 4.550%, SOFR + 0.250%, 01/11/23 (d)	2,000,000	1,999,968
Standard Chartered Bank (NY) 4.860%, FEDEFF PRV + 0.530%, 01/17/23 (d)	1,000,000	1,000,123
5.040%, SOFR + 0.740%, 05/02/23 (d)	3,000,000	3,004,554
Sumitomo Mitsui Trust Bank, Ltd. 4.850%, SOFR + 0.550%, 03/07/23 (d)	2,000,000	2,000,556
Toronto-Dominion Bank (The) 4.660%, SOFR + 0.360%, 03/21/23 (d)	2,000,000	2,000,000
Westpac Banking Corp. 4.530%, SOFR + 0.230%, 02/17/23 (d)	2,000,000	1,999,780

		30,012,033

Commercial Paper—0.8%
DNB Bank ASA 4.780%, SOFR + 0.480%, 06/02/23 (d)	3,000,000	3,000,759
ING U.S. Funding LLC 5.020%, SOFR + 0.720%, 08/04/23 (d)	2,000,000	2,002,724
UBS AG 4.870%, SOFR + 0.570%, 03/23/23 (d)	2,000,000	2,000,000

		7,003,483

Master Demand Notes—0.2%
Bank of America N.A. 4.880%, SOFR + 0.580%, 05/15/23 (d)	2,000,000	1,999,977

Repurchase Agreements—8.3%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.620%, due on 02/03/23 with a maturity value of $3,013,475; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 3.375%, maturity dates ranging from 11/15/48 - 02/15/52, and an aggregate market value of $3,060,000.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/30/22 at 4.870%, due on 07/03/23 with a maturity value of $4,100,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 01/31/23 - 05/15/49, and an aggregate market value of $4,080,001.	4,000,000	$4,000,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $16,687,287; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $17,027,699.	16,679,318	16,679,318
National Bank of Canada Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $15,012,979; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 - 05/15/52, and various Common Stock with an aggregate market value of $16,332,428.	15,000,000	15,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/30/22 at 4.650%, due on 02/03/23 with a maturity value of $3,013,563; collateralized by various Common Stock with an aggregate market value of $3,333,764.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $972,830; collateralized by various Common Stock with an aggregate market value of $1,082,084.	972,356	972,356
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $18,308,967; collateralized by various Common Stock with an aggregate market value of $20,366,240.	18,300,000	18,300,000
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $1,000,859; collateralized by various Common Stock with an aggregate market value of $1,113,192.	1,000,000	1,000,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $17,008,311; collateralized by various Common Stock with an aggregate market value of $18,911,566.	17,000,000	17,000,000

		78,951,674

Time Deposit—0.2%
National Bank of Canada 4.370%, OBFR + 0.050%, 01/06/23 (d)	2,000,000	2,000,000

Mutual Funds—2.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.020% (e)	5,000,000	5,000,000

Mutual Funds—(Continued)
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 4.170% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 4.220% (e)	5,000,000	5,000,000

		21,000,000

Total Securities Lending Reinvestments (Cost $140,951,742)		140,967,167

Total Investments—114.9% (Cost $978,974,567)		1,089,281,978
Other assets and liabilities (net)—(14.9)%		(141,430,084)

Net Assets—100.0%		$947,851,894

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $137,330,631 and the collateral received consisted of cash in the amount of $140,951,756. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2022.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2022

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$933,879,016	$—	$—	$933,879,016
Total Short-Term Investment*	—	14,435,795	—	14,435,795
Securities Lending Reinvestments
Certificates of Deposit	—	30,012,033	—	30,012,033
Commercial Paper	—	7,003,483	—	7,003,483
Master Demand Notes	—	1,999,977	—	1,999,977
Repurchase Agreements	—	78,951,674	—	78,951,674
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	21,000,000	—	—	21,000,000
Total Securities Lending Reinvestments	21,000,000	119,967,167	—	140,967,167
Total Investments	$954,879,016	$134,402,962	$—	$1,089,281,978

Collateral for Securities Loaned (Liability)	$—	$(140,951,756)	$—	$(140,951,756)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a) (b)	$1,089,281,978
Cash	34,450
Receivable for:
Investments sold	5,310,576
Fund shares sold	313,965
Dividends and interest	1,149,773
Prepaid expenses	3,829

Total Assets	1,096,094,571
Liabilities
Collateral for securities loaned	140,951,756
Payables for:
Investments purchased	4,774,610
Fund shares redeemed	1,592,304
Accrued Expenses:
Management fees	455,476
Distribution and service fees	134,402
Deferred trustees’ fees	187,774
Other expenses	146,355

Total Liabilities	148,242,677

Net Assets	$947,851,894

Net Assets Consist of:
Paid in surplus	$718,098,522
Distributable earnings (Accumulated losses)	229,753,372

Net Assets	$947,851,894

Net Assets
Class A	$315,394,732
Class B	607,307,038
Class E	25,150,124
Capital Shares Outstanding*
Class A	15,630,093
Class B	31,006,836
Class E	1,263,719
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.18
Class B	19.59
Class E	19.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $978,974,567.
(b)	Includes securities loaned at value of $137,330,631.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$22,000,466
Interest	93,724
Securities lending income	198,583

Total investment income	22,292,773

Expenses
Management fees	6,434,007
Administration fees	50,500
Custodian and accounting fees	66,623
Distribution and service fees—Class B	1,606,790
Distribution and service fees—Class E	39,366
Audit and tax services	46,352
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	84,324
Insurance	8,297
Miscellaneous	13,507

Total expenses	8,404,420
Less management fee waiver	(909,425)
Less broker commission recapture	(24,343)

Net expenses	7,470,652

Net Investment Income	14,822,121

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	106,408,330
Net change in unrealized depreciation on investments	(152,242,659)

Net realized and unrealized gain (loss)	(45,834,329)

Net Increase (Decrease) in Net Assets From Operations	$(31,012,208)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,822,121	$17,491,388
Net realized gain (loss)	106,408,330	117,058,326
Net change in unrealized appreciation (depreciation)	(152,242,659)	160,423,524

Increase (decrease) in net assets from operations	(31,012,208)	294,973,238

From Distributions to Shareholders
Class A	(43,956,119)	(13,363,803)
Class B	(87,416,160)	(27,300,624)
Class E	(3,581,036)	(1,080,085)

Total distributions	(134,953,315)	(41,744,512)

Increase (decrease) in net assets from capital share transactions	6,240,648	(124,195,206)

Total increase (decrease) in net assets	(159,724,875)	129,033,520

Net Assets
Beginning of period	1,107,576,769	978,543,249

End of period	$947,851,894	$1,107,576,769

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class A
Sales	831,265	$17,615,480	775,225	$17,688,761
Reinvestments	2,343,077	43,956,119	588,973	13,363,803
Redemptions	(2,304,113)	(49,131,473)	(2,000,148)	(45,352,895)

Net increase (decrease)	870,229	$12,440,126	(635,950)	$(14,300,331)

Class B
Sales	1,569,288	$33,134,918	1,588,518	$35,223,338
Reinvestments	4,792,553	87,416,160	1,233,648	27,300,624
Redemptions	(6,064,655)	(127,396,121)	(7,772,136)	(169,992,115)

Net increase (decrease)	297,186	$(6,845,043)	(4,949,970)	$(107,468,153)

Class E
Sales	45,768	$1,038,241	105,857	$2,378,162
Reinvestments	193,360	3,581,036	48,154	1,080,085
Redemptions	(187,825)	(3,973,712)	(264,863)	(5,884,969)

Net increase (decrease)	51,303	$645,565	(110,852)	$(2,426,722)

Increase (decrease) derived from capital shares transactions		$6,240,648		$(124,195,206)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.14	$19.00	$19.09	$15.46	$20.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.40	0.28	0.28	0.24
Net realized and unrealized gain (loss)	(1.18)	5.65	0.90	4.17	(1.86)

Total income (loss) from investment operations	(0.83)	6.05	1.18	4.45	(1.62)

Less Distributions
Distributions from net investment income	(0.43)	(0.30)	(0.28)	(0.24)	(0.17)
Distributions from net realized capital gains	(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(3.13)	(0.91)	(1.27)	(0.82)	(3.81)

Net Asset Value, End of Period	$20.18	$24.14	$19.00	$19.09	$15.46

Total Return (%) (b)	(2.45)	32.13	7.87	29.35	(9.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.70	0.69	0.69
Net ratio of expenses to average net assets (%) (c)	0.59	0.59	0.60	0.60	0.60
Ratio of net investment income (loss) to average net assets (%)	1.66	1.79	1.69	1.56	1.25
Portfolio turnover rate (%)	30	27	39	32	32
Net assets, end of period (in millions)	$315.4	$356.4	$292.6	$293.0	$253.9

	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.52	$18.54	$18.65	$15.12	$20.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.34	0.23	0.23	0.19
Net realized and unrealized gain (loss)	(1.15)	5.50	0.88	4.07	(1.82)

Total income (loss) from investment operations	(0.86)	5.84	1.11	4.30	(1.63)

Less Distributions
Distributions from net investment income	(0.37)	(0.25)	(0.23)	(0.19)	(0.11)
Distributions from net realized capital gains	(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(3.07)	(0.86)	(1.22)	(0.77)	(3.75)

Net Asset Value, End of Period	$19.59	$23.52	$18.54	$18.65	$15.12

Total Return (%) (b)	(2.70)	31.80	7.64	28.98	(10.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.95	0.94	0.94
Net ratio of expenses to average net assets (%) (c)	0.84	0.84	0.85	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	1.41	1.53	1.43	1.31	1.00
Portfolio turnover rate (%)	30	27	39	32	32
Net assets, end of period (in millions)	$607.3	$722.3	$661.1	$660.6	$593.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.85	$18.79	$18.89	$15.30	$20.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.36	0.25	0.25	0.21
Net realized and unrealized gain (loss)	(1.17)	5.58	0.89	4.13	(1.85)

Total income (loss) from investment operations	(0.85)	5.94	1.14	4.38	(1.64)

Less Distributions
Distributions from net investment income	(0.40)	(0.27)	(0.25)	(0.21)	(0.13)
Distributions from net realized capital gains	(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(3.10)	(0.88)	(1.24)	(0.79)	(3.77)

Net Asset Value, End of Period	$19.90	$23.85	$18.79	$18.89	$15.30

Total Return (%) (b)	(2.62)	31.91	7.71	29.18	(10.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c)	0.74	0.74	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.51	1.63	1.53	1.41	1.10
Portfolio turnover rate (%)	30	27	39	32	32
Net assets, end of period (in millions)	$25.2	$28.9	$24.9	$25.9	$23.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $14,435,795. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $78,951,674. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$292,954,389	$0	$402,060,659

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$6,434,007	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$980,189,180

Gross unrealized appreciation	156,377,360
Gross unrealized (depreciation)	(47,284,562)

Net unrealized appreciation (depreciation)	$109,092,798

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$32,459,100	$20,054,898	$102,494,215	$21,689,614	$134,953,315	$41,744,512

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,265,017	$106,583,332	$109,092,798	$—	$229,941,147

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Victory Sycamore Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Victory Sycamore Mid Cap Value Portfolio. The Board considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2022. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

BHFTI-25

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2022, the Class B shares of the Western Asset Management Government Income Portfolio returned -14.68%. The Portfolio’s benchmark, the Bloomberg U.S. Government Bond Index¹, returned -12.32%. The Portfolio’s Custom Benchmark² returned -14.33% over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the 2022 calendar year and reporting period, bond yields soared and risk assets weakened as the Federal Reserve (the “Fed”) and other central banks aggressively hiked interest rates to address rising global inflation pressures.

Geopolitical risks came to the forefront with Russia’s invasion of Ukraine in February. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100 per barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by new COVID-19 variants in late 2021.

As the year progressed, inflation pressure in the U.S. continued to rise and far exceeded market and Fed expectations. Price shocks were exacerbated by the invasion of Ukraine, which put additional pressure on food and energy prices, while the reinstatement of COVID-19 lockdowns in China worsened supply chain pressures. Headline consumer price inflation (“CPI”) peaked at 9.1% year-over-year (“YoY”) in June and core CPI peaked at 6.6% in September. U.S. inflation moderated in the fourth quarter with headline and core CPI slowing to 6.5% and 5.7% YoY, respectively.

The Fed dramatically shifted course and continuously shifted their rate hike expectations higher throughout the year. After starting the year only anticipating the need to raise the fed funds rate by 75 basis points (“bps”) in 2022, the Fed raised rates by 425 bps, in its fastest pace of rate hikes in a single year since the 1980s, to end 2022 at a target range of 4.25-4.50%. Other developed market central banks also aggressively raised rates, including the European Central Bank, which exited its negative rate policy which had been in place since 2014.

Bonds had their worst year since the Great Depression, and the Bloomberg U.S. Aggregate Bond Index was down 13% for the year, which was by far its worst year since its 1971 inception. The yield curve bear flattened, as short-term yields rose more than long-term yields, and most of the curve became inverted. Corporate credit, structured product and U.S. dollar denominated emerging market (“EM”) bond spreads all widened. The U.S. dollar strengthened vs. almost all currencies throughout the year although it generally weakened during the fourth quarter of 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve-month period ended December 31, 2022, the Western Asset Management Government Income Portfolio underperformed its custom benchmark.

Over the twelve-month period, the two main detractors from the Portfolio’s performance were its duration positioning and its underweight allocation to Agency Debentures. Duration positioning detracted as the Portfolio generally maintained a modest duration overweight through much of 2022, in particular from the second quarter of 2022 onward, which detracted from performance as yields rose across the curve. The Portfolio’s overweight exposure to Agency Debentures also detracted as spreads slightly widened, particularly during the second half of 2022.

In terms of contributors, the most significant contributor to performance was the Portfolio’s underweight exposure to Agency Mortgage-Backed Securities (“MBS”), which was gradually trimmed to a modest underweight by the end of the period, as spreads widened particularly during the third quarter of 2022. The second largest contributor to performance was the Portfolio’s yield curve positioning. The Portfolio’s yield curve positioning focused on an overweight to the long end (10-year key rate duration) and an underweight to the front end, which was beneficial as the yield curve flattened during the year, in particular during the first half of 2022. The third largest contributor to performance was the Portfolio’s emerging markets exposure, mainly due to favorable issue selection, as spreads for U.S. dollar-denominated EM bonds widened.

During the twelve-month period, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency Debenture and Agency MBS derivatives to gain exposure to specific characteristics of those fixed-income sectors. The net impact of all derivative transactions on the Portfolio’s performance was negative.

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2022, the Portfolio was underweight U.S. Treasurys and modestly overweight Agency MBS relative to the benchmark, while overweight Agency Debentures. The Portfolio also held small out-of-benchmark exposures to EM debt and structured products (mainly in Commercial MBS).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Mangement Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%), and the Bloomberg U.S. Agency Bond Index (25%).

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
Western Asset Management Government Income Portfolio
Class B	-14.68	-0.66	0.37
Bloomberg U.S. Government Bond Index	-12.32	-0.06	0.60
Custom Benchmark	-14.33	-0.36	0.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2022

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	85.7
Foreign Government	13.0
Corporate Bonds & Notes	0.8
Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class B (a)	Actual	0.71%	$1,000.00	$951.40	$3.49
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—85.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—32.9%
Fannie Mae 15 Yr. Pool
3.000%, 06/01/32	51,709	$49,210
3.000%, 10/01/32	5,368	5,108
3.000%, 02/01/33	1,910,570	1,813,795
3.000%, 03/01/33	260,178	247,592
3.000%, 04/01/33	203,351	191,016
3.000%, 05/01/33	87,947	82,600
3.000%, 06/01/33	37,969	35,660
3.000%, 07/01/33	192,845	181,126
3.000%, 08/01/33	877,857	824,565
3.000%, 10/01/33	195,673	183,744
3.000%, 11/01/33	125,404	117,791
3.000%, 12/01/33	66,940	62,880
3.000%, 01/01/34	61,519	57,780
3.000%, 02/01/34	105,156	98,776
3.000%, 03/01/34	259,349	243,453
3.000%, 05/01/34	129,468	121,531
5.000%, 03/01/23	8	8
Fannie Mae 20 Yr. Pool
2.000%, 11/01/41	2,280,769	1,922,556
2.500%, 04/01/42	5,156,271	4,483,933
3.000%, 05/01/42	6,401,532	5,763,917
3.500%, 07/01/32	1,112,073	1,076,894
3.500%, 01/01/34	751,782	720,551
4.000%, 11/01/31	453,027	438,487
4.000%, 08/01/32	367,477	355,678
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	169,102	138,520
2.000%, 02/01/51	400,593	327,671
2.000%, 03/01/51	86,237	70,859
2.000%, 04/01/51	3,171,566	2,589,742
2.000%, 08/01/51	1,640,980	1,343,089
2.000%, 10/01/51	92,081	75,546
2.000%, 01/01/52	659,756	540,639
2.000%, 02/01/52	1,045,282	857,383
2.000%, 03/01/52	1,818,665	1,500,494
2.500%, 06/01/50	669,632	572,514
2.500%, 09/01/50	467,406	398,941
2.500%, 10/01/50	2,871,872	2,463,361
2.500%, 11/01/50	544,761	467,189
2.500%, 01/01/51	495,077	425,308
2.500%, 02/01/51	67,908	58,469
2.500%, 03/01/51	281,629	239,283
2.500%, 04/01/51	246,460	212,042
2.500%, 05/01/51	339,094	289,312
2.500%, 06/01/51	166,263	142,959
2.500%, 07/01/51	87,368	75,420
2.500%, 09/01/51	455,375	389,647
2.500%, 10/01/51	3,637,218	3,089,138
2.500%, 11/01/51	724,519	624,413
2.500%, 12/01/51	5,031,171	4,302,099
2.500%, 02/01/52	938,526	802,687
2.500%, 03/01/52	651,296	555,768
2.500%, 04/01/52	374,068	319,074
3.000%, 09/01/42	940,738	856,013
3.000%, 10/01/42	596,884	543,170

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 11/01/42	1,372,849	1,249,275
3.000%, 06/01/43	134,767	122,620
3.000%, 07/01/43	297,620	271,042
3.000%, 10/01/43	297,849	271,371
3.000%, 01/01/45	270,313	245,980
3.000%, 08/01/46	138,990	124,536
3.000%, 09/01/46	412,148	369,310
3.000%, 10/01/46	173,690	155,303
3.000%, 11/01/48	710,997	641,097
3.000%, 09/01/49	604,358	538,149
3.000%, 11/01/49	133,152	117,828
3.000%, 02/01/50	605,586	538,904
3.000%, 03/01/50	543,929	480,765
3.000%, 04/01/50	868,606	774,181
3.000%, 08/01/50	302,209	267,641
3.000%, 11/01/50	468,656	419,726
3.000%, 05/01/51	168,186	149,545
3.000%, 06/01/51	487,950	434,454
3.000%, 09/01/51	586,515	518,544
3.000%, 10/01/51	1,503,847	1,326,917
3.000%, 11/01/51	1,616,637	1,438,582
3.000%, 12/01/51	90,612	80,403
3.000%, 01/01/52	640,055	570,884
3.000%, 03/01/52	93,508	83,584
3.000%, 04/01/52	481,171	422,501
3.500%, 11/01/42	1,336,411	1,247,672
3.500%, 11/01/46	215,177	201,449
3.500%, 07/01/47	977,470	908,110
3.500%, 10/01/47	64,061	59,481
3.500%, 12/01/47	2,456,299	2,276,389
3.500%, 06/01/49	287,188	265,628
3.500%, 08/01/50	66,882	61,691
3.500%, 05/01/51	204,667	186,832
3.500%, 07/01/51	1,399,024	1,284,532
3.500%, 12/01/51	180,108	164,684
3.500%, 01/01/52	376,059	345,750
3.500%, 03/01/52	568,691	521,111
3.500%, 04/01/52	1,430,951	1,307,131
3.500%, 05/01/52	1,838,073	1,684,439
4.000%, 10/01/39	46,072	44,246
4.000%, 11/01/40	1,219,838	1,171,470
4.000%, 01/01/42	133,766	128,460
4.000%, 04/01/42	193,937	186,244
4.000%, 09/01/42	926,141	889,404
4.000%, 10/01/42	117,475	112,792
4.000%, 11/01/42	114,336	109,964
4.000%, 06/01/43	117,522	112,915
4.000%, 08/01/43	178,293	170,778
4.000%, 09/01/43	788,225	755,692
4.000%, 10/01/43	133,778	128,492
4.000%, 02/01/44	49,797	47,719
4.000%, 04/01/44	59,339	56,838
4.000%, 02/01/45	65,922	63,143
4.000%, 06/01/45	33,138	31,824
4.000%, 12/01/45	462,922	443,407

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 03/01/46	33,754	$32,367
4.000%, 05/01/46	21,701	20,776
4.000%, 09/01/47	8,652	8,386
4.000%, 05/01/48	402,052	383,480
4.000%, 10/01/48	721,599	685,398
4.000%, 05/01/52	98,117	92,701
4.000%, 06/01/52	1,745,070	1,646,269
4.000%, 07/01/52	2,151,160	2,019,114
4.500%, 12/01/40	796,991	790,081
4.500%, 08/01/41	70,196	69,587
4.500%, 11/01/41	435,019	431,245
4.500%, 12/01/43	100,902	98,523
4.500%, 10/01/44	539,017	529,510
4.500%, 02/01/45	218,685	214,707
4.500%, 03/01/46	95,175	94,350
4.500%, 05/01/48	27,611	27,086
4.500%, 12/01/48	942,823	924,583
4.500%, 04/01/49	22,503	22,037
4.500%, 09/01/49	107,235	105,416
4.500%, 10/01/49	50,595	49,593
4.500%, 07/01/52	2,471,162	2,383,308
5.000%, 04/01/41	7,426	7,395
5.000%, 06/01/41	22,413	22,421
5.000%, 08/01/41	18,308	18,300
5.000%, 08/01/48	51,755	51,994
5.500%, 12/01/39	238,725	246,610
5.500%, 04/01/40	235,148	243,566
5.500%, 06/01/40	26,267	27,180
5.500%, 05/01/41	93,074	96,406
5.500%, 06/01/41	155,668	160,827
5.500%, 07/01/41	157,191	162,625
5.500%, 12/01/41	317,116	328,133
5.500%, 02/01/42	698,524	722,817
5.500%, 05/01/44	184,437	191,114
6.000%, 01/01/34	35,339	36,546
6.000%, 08/01/34	59,099	61,118
6.000%, 10/01/34	63,776	65,955
6.000%, 11/01/34	42,568	44,023
6.000%, 01/01/35	58,076	59,950
6.000%, 04/01/35	88,995	92,043
6.000%, 06/01/36	142,344	147,210
6.000%, 05/01/37	184,864	192,994
6.000%, 09/01/37	14,681	15,262
6.000%, 10/01/37	156,944	163,846
6.000%, 01/01/38	154,773	161,582
6.000%, 03/01/38	57,032	59,868
6.000%, 07/01/38	26,688	27,802
6.000%, 01/01/40	153,881	160,287
6.000%, 05/01/40	223,081	232,715
6.000%, 07/01/41	198,663	206,759
6.000%, 01/01/42	16,441	16,843
6.500%, 07/01/32	39,165	40,887
6.500%, 12/01/32	11,525	11,926
6.500%, 07/01/35	13,152	13,608
6.500%, 12/01/35	116,227	121,032

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 08/01/36	197,087	204,875
Fannie Mae ARM Pool
2.304%, 12M LIBOR + 1.818%, 02/01/42 (a)	30,288	30,080
3.186%, 12M LIBOR + 1.700%, 06/01/42 (a)	19,272	19,456
4.050%, 12M LIBOR + 1.800%, 07/01/41 (a)	8,925	9,066
4.051%, 12M LIBOR + 1.818%, 07/01/41 (a)	12,746	12,985
4.068%, 12M LIBOR + 1.818%, 09/01/41 (a)	6,614	6,696
4.080%, 12M LIBOR + 1.830%, 10/01/41 (a)	6,274	6,240
Fannie Mae Grantor Trust
2.898%, 06/25/27	6,093,869	5,683,784
Fannie Mae Pool
2.500%, 10/01/50	373,210	311,568
2.500%, 05/01/51	385,874	322,143
2.500%, 01/01/52	287,569	238,999
2.500%, 09/01/61	566,231	468,386
3.000%, 08/01/27	33,017	31,120
3.000%, 10/01/27	52,779	49,741
3.000%, 11/01/27	16,662	15,703
3.000%, 12/01/27	29,826	28,108
3.000%, 01/01/28	27,769	26,168
3.000%, 02/01/28	24,691	23,268
3.000%, 03/01/28	29,724	28,299
3.000%, 04/01/28	23,998	22,621
3.000%, 05/01/28	31,087	29,293
3.000%, 06/01/28	27,558	25,971
3.000%, 07/01/28	29,416	27,722
3.000%, 08/01/28	31,033	29,241
3.000%, 09/01/28	32,987	31,096
3.000%, 01/01/29	28,920	27,248
3.000%, 03/01/29	41,821	39,402
3.500%, 09/01/32	1,045,213	994,452
3.500%, 10/01/56	1,218,618	1,113,384
4.500%, 08/01/58	119,096	115,741
6.500%, 08/01/39	669,827	687,070
6.668%, 02/01/39	49,660	50,734
Fannie Mae REMICS (CMO)
1.750%, 06/25/42	106,300	95,114
1.750%, 01/25/43	98,716	89,541
2.161%, -1 x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	27,177	476
3.000%, 05/25/46	1,868,175	1,747,587
4.250%, 03/25/42	807,737	766,678
4.500%, 12/25/40	51,272	48,298
4.750%, 01/25/41	195,389	188,497
5.000%, 12/25/23	8,631	8,580
5.000%, 12/25/34	117,783	117,625
5.000%, 03/25/35	94,520	94,402
5.000%, 08/25/39	157,287	156,126
5.000%, 02/25/41	80,177	72,867
5.309%, 1M LIBOR + 0.920%, 03/25/36 (a)	162,861	163,629
5.319%, 1M LIBOR + 0.930%, 06/25/36 (a)	238,316	239,512
5.500%, 06/25/35	20,895	20,836
5.500%, 08/25/35	505,130	504,634
6.000%, 06/25/45 (b)	260,219	42,325
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	274,119	262,021

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.000%, 02/01/32	6,319	$6,020
3.000%, 03/01/33	866,038	825,041
3.000%, 09/01/33	75,450	70,955
3.000%, 03/01/34	67,849	63,753
6.000%, 01/01/24	9,533	9,501
Freddie Mac 15 Yr. Pool
3.500%, 04/01/33	158,514	153,233
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	888,748	836,518
3.500%, 03/01/32	408,002	395,538
3.500%, 07/01/32	370,965	359,630
4.000%, 06/01/33	463,027	448,682
Freddie Mac 20 Yr. Pool
2.000%, 01/01/42	2,257,819	1,903,185
3.500%, 06/01/32	1,104,473	1,069,526
3.500%, 02/01/34	1,682,409	1,612,523
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	91,524	83,382
3.000%, 01/01/43	106,921	97,398
3.000%, 02/01/43	521,854	475,382
3.000%, 03/01/43	5,248,860	4,781,433
3.000%, 06/01/43	1,229,348	1,119,849
3.500%, 04/01/40	65,098	61,007
3.500%, 05/01/40	133,029	124,668
3.500%, 06/01/40	149,371	139,983
3.500%, 07/01/40	21,879	20,504
3.500%, 08/01/40	80,786	75,708
3.500%, 09/01/40	54,987	51,531
3.500%, 10/01/40	30,303	28,398
3.500%, 04/01/42	299,643	280,805
3.500%, 07/01/42	46,635	43,703
3.500%, 08/01/42	26,539	24,860
3.500%, 09/01/42	112,586	105,328
3.500%, 10/01/42	718,616	673,410
3.500%, 01/01/43	235,890	221,018
3.500%, 02/01/43	127,709	119,678
3.500%, 04/01/43	369,665	346,316
3.500%, 05/01/43	169,620	158,826
3.500%, 11/01/44	197,352	183,837
3.500%, 02/01/45	4,081	3,824
3.500%, 06/01/45	7,766	7,243
3.500%, 11/01/45	1,776,098	1,654,456
3.500%, 01/01/46	5,795	5,393
3.500%, 02/01/46	471,645	438,422
3.500%, 05/01/46	578,607	538,452
3.500%, 06/01/46	85,287	79,200
3.500%, 07/01/46	9,289	8,638
3.500%, 08/01/46	65,670	61,405
3.500%, 09/01/46	375,638	349,836
3.500%, 01/01/47	1,013,653	942,703
3.500%, 02/01/47	1,023,230	949,252
3.500%, 11/01/47	16,138	15,009
3.500%, 12/01/47	239,638	222,258
4.000%, 11/01/41	3,162	3,040
4.000%, 09/01/42	1,329,006	1,276,569

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 10/01/42	14,542	14,015
4.000%, 11/01/42	182,552	175,478
4.000%, 12/01/42	60,198	57,889
4.000%, 01/01/43	10,594	10,190
4.000%, 02/01/43	96,340	92,396
4.000%, 03/01/43	37,597	36,241
4.000%, 04/01/43	12,027	11,603
4.000%, 05/01/43	142,081	136,343
4.000%, 06/01/43	19,303	18,426
4.000%, 07/01/43	161,515	154,920
4.000%, 08/01/43	112,339	107,654
4.000%, 09/01/43	216,563	207,735
4.000%, 10/01/43	201,482	193,250
4.000%, 01/01/44	140,051	134,297
4.000%, 02/01/44	23,949	23,037
4.000%, 04/01/44	12,184	11,719
4.000%, 07/01/44	306,859	295,032
4.000%, 01/01/45	193,196	185,258
4.000%, 02/01/45	207,520	198,999
4.000%, 05/01/45	336,226	323,262
4.000%, 12/01/45	207,353	198,834
4.000%, 12/01/47	467,071	445,857
4.000%, 05/01/48	233,277	222,863
4.500%, 05/01/39	43,630	43,245
4.500%, 09/01/40	344,759	342,157
4.500%, 02/01/41	32,775	32,527
4.500%, 08/01/41	294,268	290,531
4.500%, 09/01/41	45,504	45,160
4.500%, 10/01/41	86,673	86,018
4.500%, 02/01/44	11,450	11,206
5.000%, 01/01/35	83,859	85,572
5.000%, 05/01/35	37,354	38,160
5.000%, 07/01/35	481,434	492,196
5.000%, 11/01/35	617,846	631,672
5.000%, 06/01/41	822,008	833,332
5.000%, 07/01/41	116,660	117,826
5.500%, 03/01/34	562,821	581,044
5.500%, 07/01/35	369,666	381,517
Freddie Mac 30 Yr. Pool
2.000%, 03/01/51	91,948	75,550
2.000%, 09/01/51	184,150	151,136
2.000%, 11/01/51	274,244	225,525
2.500%, 06/01/50	194,002	166,164
2.500%, 11/01/50	2,212,525	1,905,673
2.500%, 12/01/50	308,423	265,668
2.500%, 02/01/51	162,308	137,843
2.500%, 05/01/51	84,826	72,036
2.500%, 07/01/51	291,519	242,196
2.500%, 09/01/51	3,786,634	3,218,164
2.500%, 11/01/51	1,926,717	1,656,821
2.500%, 01/01/52	2,531,782	2,162,090
2.500%, 03/01/52	566,974	484,908
3.000%, 09/01/48	417,697	371,958
3.000%, 09/01/49	1,633,365	1,466,587
3.000%, 11/01/49	495,895	442,174
3.000%, 03/01/50	231,124	205,821

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.000%, 05/01/50	125,570	$112,429
3.000%, 02/01/51	263,126	232,971
3.000%, 04/01/52	779,826	687,685
3.500%, 11/01/40	69,086	64,669
3.500%, 12/01/40	51,177	47,905
3.500%, 01/01/46	151,469	140,732
3.500%, 07/01/46	728,322	676,538
3.500%, 07/01/47	245,058	228,067
3.500%, 02/01/48	70,735	65,528
3.500%, 04/01/48	237,880	220,345
3.500%, 04/01/52	1,342,957	1,228,097
3.500%, 05/01/52	386,903	353,699
4.000%, 07/01/49	460,900	439,983
4.000%, 05/01/52	668,527	629,702
4.000%, 06/01/52	1,260,682	1,183,363
4.000%, 07/01/52	198,013	185,961
4.500%, 07/01/40	666,869	661,084
4.500%, 06/01/52	2,112,966	2,047,183
4.500%, 07/01/52	1,187,671	1,144,007
4.500%, 08/01/52	695,467	669,898
5.000%, 06/01/52	96,616	95,280
5.000%, 07/01/52	877,956	868,198
Freddie Mac ARM Non-Gold Pool
3.220%, 12M LIBOR + 1.910%, 05/01/41 (a)	19,803	19,984
3.255%, 12M LIBOR + 1.880%, 04/01/41 (a)	2,410	2,387
3.568%, 12M LIBOR + 1.910%, 05/01/41 (a)	19,866	20,117
3.714%, 12M LIBOR + 1.908%, 10/01/42 (a)	41,153	41,624
3.774%, 12M LIBOR + 1.910%, 06/01/41 (a)	25,720	26,093
3.890%, 12M LIBOR + 1.750%, 12/01/40 (a)	279,135	280,257
4.000%, 12M LIBOR + 1.750%, 09/01/41 (a)	100,626	101,271
4.130%, 12M LIBOR + 1.880%, 09/01/41 (a)	9,956	10,053
4.130%, 12M LIBOR + 1.880%, 10/01/41 (a)	115,788	115,953
4.160%, 12M LIBOR + 1.910%, 06/01/41 (a)	6,598	6,576
Freddie Mac Multifamily Structured Pass-Through Certificates
3.750%, 11/25/29	165,371	160,090
3.750%, 11/25/32	1,000,000	950,232
3.990%, 05/25/33 (a)	3,650,000	3,528,006
Freddie Mac REMICS (CMO)
1.750%, 06/15/42	77,938	71,144
3.500%, 11/15/31	709,444	683,882
4.000%, 01/15/41	4,756,997	4,552,451
4.500%, 02/15/41	9,557	9,153
4.718%, 1M LIBOR + 0.400%, 03/15/34 (a)	143,745	141,686
5.000%, 10/15/34	141,749	141,027
5.000%, 12/15/37	52,976	52,386
5.000%, 03/15/41	254,415	245,407
5.000%, 04/15/41	876,893	882,386
5.000%, 05/15/41	1,049,836	1,058,628
5.218%, 1M LIBOR + 0.900%, 02/15/33 (a)	73,689	73,976
5.500%, 05/15/34	851,256	854,238
5.500%, 11/15/36	324,689	321,865
5.500%, 06/15/41	1,898,589	1,932,720
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	200,873	183,881
3.000%, 04/15/43	67,804	62,082

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/43	44,959	40,988
3.000%, 01/15/45	24,901	22,273
3.000%, 02/15/45	43,450	38,806
3.000%, 03/15/45	196,218	175,347
3.000%, 05/15/45	13,700	12,236
3.000%, 06/15/45	19,213	17,404
3.000%, 07/15/45	109,198	97,537
3.500%, 11/15/41	127,340	119,766
3.500%, 02/15/42	95,410	89,728
3.500%, 03/15/42	138,335	130,118
3.500%, 05/15/42	298,472	280,679
3.500%, 06/15/42	183,139	172,234
3.500%, 05/15/50	173,272	161,705
4.000%, 09/15/40	710,884	684,260
4.000%, 10/15/40	41,507	40,213
4.000%, 03/15/41	386,455	375,250
4.000%, 06/15/41	13,808	13,407
4.000%, 09/15/41	74,147	71,797
4.000%, 10/15/41	313,873	303,143
4.000%, 11/15/41	101,762	98,508
4.000%, 12/15/41	280,885	271,645
4.000%, 01/15/42	9,579	9,225
4.000%, 02/15/42	14,596	14,057
4.000%, 03/15/42	91,905	88,888
4.000%, 11/15/42	12,147	11,725
4.000%, 01/15/43	40,461	38,828
4.000%, 03/15/50	32,378	30,881
4.500%, 08/15/39	621,312	616,754
4.500%, 06/15/40	166,446	165,044
4.500%, 07/15/40	39,375	39,086
4.500%, 03/15/41	232,553	231,083
4.500%, 04/15/41	18,534	18,415
5.000%, 03/15/39	26,390	26,921
5.000%, 07/15/39	48,093	49,220
5.000%, 08/15/39	42,684	43,434
5.000%, 09/15/39	29,780	30,377
5.000%, 04/15/40	17,240	17,520
5.000%, 08/15/40	74,429	75,919
5.000%, 04/15/41	48,276	48,853
5.000%, 09/15/41	33,421	34,205
5.500%, 10/15/39	7,384	7,686
6.000%, 06/15/36	359,486	380,824
Ginnie Mae II 30 Yr. Pool
2.500%, 12/20/50	236,179	202,017
2.500%, 02/20/51	547,062	476,277
2.500%, 03/20/51	728,321	634,008
2.500%, 04/20/51	76,677	66,782
3.000%, 12/20/42	537,486	485,309
3.000%, 03/20/43	500,631	449,115
3.000%, 01/20/48	657,549	594,190
3.000%, 09/20/51	4,202,839	3,760,049
3.000%, 04/20/52	93,506	81,321
3.500%, 12/20/42	162,770	153,357
3.500%, 05/20/46	774,631	722,009
3.500%, 06/20/46	2,003,954	1,868,288

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 11/20/47	129,468	$120,531
3.500%, 01/20/48	193,590	178,880
3.500%, 10/20/48	444,842	414,503
3.500%, 02/20/52	190,319	175,112
3.500%, 06/20/52	98,468	89,500
4.000%, 09/20/39	50,082	48,403
4.000%, 10/20/40	7,053	6,815
4.000%, 11/20/40	490,918	474,339
4.000%, 10/20/41	640,653	619,011
4.000%, 11/20/41	245,409	237,117
4.000%, 04/20/42	318,431	307,673
4.000%, 06/20/42	24,005	23,349
4.000%, 10/20/44	560,892	539,538
4.000%, 11/20/44	559,963	538,631
4.000%, 12/20/44	32,072	30,850
4.000%, 08/20/46	95,735	91,789
4.000%, 08/20/48	92,833	88,964
4.000%, 03/20/50	30,108	29,330
4.000%, 04/20/50	289,475	282,058
4.500%, 02/20/40	54,569	54,462
4.500%, 09/20/40	5,836	5,824
4.500%, 08/20/48	486,575	478,037
4.500%, 09/20/48	331,793	321,977
4.500%, 10/20/48	466,760	458,249
4.500%, 01/20/49	71,739	69,637
4.500%, 03/20/50	100,387	98,594
Government National Mortgage Association (CMO)
1.747%, -1x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	68,987	5,966
2.500%, 11/20/46	107,313	96,148
2.750%, 02/20/64	987,980	967,749
2.750%, 05/20/64	42,599	42,490
3.000%, 03/20/63	7,663	7,131
3.250%, 08/20/68	2,398,886	2,309,303
4.000%, 12/20/40	1,328,586	1,275,661
4.142%, 1M LIBOR + 0.300%, 08/20/60 (a)	68,740	67,957
4.142%, 1M LIBOR + 0.300%, 09/20/60 (a)	117,369	116,105
4.332%, 1M LIBOR + 0.490%, 02/20/61 (a)	47,232	46,879
4.342%, 1M LIBOR + 0.500%, 12/20/60 (a)	174,206	173,017
4.342%, 1M LIBOR + 0.500%, 02/20/61 (a)	12,405	12,310
4.342%, 1M LIBOR + 0.500%, 04/20/61 (a)	59,342	58,884
4.342%, 1M LIBOR + 0.500%, 05/20/61 (a)	151,066	149,991
4.372%, 1M LIBOR + 0.530%, 06/20/61 (a)	81,357	80,836
4.385%, 1M LIBOR + 0.330%, 07/20/60 (a)	124,537	123,131
4.442%, 1M LIBOR + 0.600%, 10/20/61 (a)	286,322	284,739
4.472%, 1M LIBOR + 0.630%, 01/20/62 (a)	286,259	284,559
4.472%, 1M LIBOR + 0.630%, 03/20/62 (a)	144,241	143,061
4.492%, 1M LIBOR + 0.650%, 05/20/61 (a)	6,021	5,965
4.500%, 05/16/40	24,816	24,484
4.500%, 05/20/40 (b)	2,473	32
4.500%, 12/20/40	1,074,321	1,031,172
4.542%, 1M LIBOR + 0.700%, 11/20/61 (a)	289,163	287,850
4.542%, 1M LIBOR + 0.700%, 01/20/62 (a)	178,899	178,148
4.603%, 1M LIBOR + 0.250%, 10/20/47 (a)	551,732	531,341
4.653%, 1M LIBOR + 0.300%, 05/20/48 (a)	477,666	461,425

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
4.653%, 1M LIBOR + 0.300%, 06/20/48 (a)	621,101	599,950
4.833%, 1M LIBOR + 0.480%, 01/20/38 (a)	17,884	17,967
4.853%, 1M LIBOR + 0.500%, 07/20/37 (a)	69,093	69,410
4.856%, 1M LIBOR + 0.530%, 12/16/39 (a)	63,529	62,854
4.910%, 1Y H15 + 0.350%, 08/20/66 (a)	2,161,163	2,151,110
4.926%, 1M LIBOR + 0.600%, 11/16/39 (a)	101,046	102,130
5.000%, 12/20/39	2,959,459	2,962,437
5.000%, 03/20/40	1,398,882	1,380,720
5.010%, 09/20/60 (a)	11,510	11,426
5.057%, 1Y H15 + 0.500%, 05/20/66 (a)	1,903,011	1,897,636
5.470%, 08/20/59 (a)	331	307
5.500%, 04/20/34	208,890	213,794
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.500%, TBA (c)	2,400,000	2,031,634
5.000%, TBA (c)	100,000	98,491

		213,495,966

Federal Agencies — 40.1%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	40,000,000	29,383,437
Federal Farm Credit Banks Funding Corp.
1.300%, 05/13/30	20,000,000	16,290,255
1.600%, 07/15/30	10,000,000	8,091,252
1.980%, 07/13/38	19,515,000	13,656,087
3.700%, 03/24/42	10,000,000	8,189,097
5.480%, 06/27/42	2,000,000	1,870,417
Federal Home Loan Bank
2.125%, 09/14/29	16,000,000	14,337,477
3.250%, 11/16/28	5,000,000	4,801,307
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	7,506,899
Zero Coupon, 09/15/36	10,000,000	5,274,907
Zero Coupon, 12/15/36	45,000,000	23,684,657
6.250%, 07/15/32 (d)	7,568,000	8,826,797
6.750%, 03/15/31	481,000	567,626
Federal National Mortgage Association
Zero Coupon, 11/15/30	10,000,000	7,155,770
6.625%, 11/15/30	1,430,000	1,676,911
Freddie Mac Strips
Zero Coupon, 07/15/32	17,100,000	11,358,647
Resolution Funding Corp. Interest Strip
Zero Coupon, 01/15/29	7,300,000	5,637,147
Zero Coupon, 07/15/29	7,500,000	5,720,451
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	23,523,000	17,178,183
Zero Coupon, 04/15/30	35,000,000	25,391,744
Tennessee Valley Authority
0.750%, 05/15/25	5,000,000	4,569,228
2.875%, 09/15/24	7,050,000	6,832,831
Tennessee Valley Authority Generic Strip
Zero Coupon, 07/15/29	8,669,000	6,469,903
Zero Coupon, 01/15/34	12,669,000	7,651,782
United States Department of Housing and Urban Development
2.738%, 08/01/25	5,000,000	4,784,002

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies —(Continued)
United States International Development Finance Corp.
1.110%, 05/15/29	5,571,429	$4,958,041
1.920%, 12/15/32	9,523,810	8,335,714

		260,200,569

U.S. Treasury—12.7%
U.S. Treasury Bonds
1.625%, 11/15/50	34,000,000	20,230,000
2.250%, 05/15/41	2,000,000	1,503,516
2.875%, 05/15/52	4,030,000	3,229,037
3.000%, 05/15/45	4,000,000	3,295,312
3.000%, 02/15/48	19,000,000	15,573,320
3.125%, 11/15/41	12,830,000	11,086,423
3.625%, 02/15/44	17,000,000	15,592,852
U.S. Treasury Inflation Indexed Notes
0.500%, 01/15/28 (e)	5,556,800	5,225,239
1.625%, 10/15/27 (e)	6,638,874	6,631,090

		82,366,789

Total U.S. Treasury & Government Agencies (Cost $649,026,204)		556,063,324

Foreign Government—13.0%

Sovereign—13.0%
Abu Dhabi Government International Bond
3.125%, 10/11/27 (144A)	2,860,000	2,729,092
Colombia Government International Bond
3.125%, 04/15/31	5,090,000	3,777,868
Hashemite Kingdom of Jordan Government AID Bond
3.000%, 06/30/25	10,389,000	10,017,942
Indonesia Government International Bond
4.750%, 02/11/29	4,410,000	4,421,669
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	13,938,963
5.500%, 12/04/23	30,210,000	30,378,280
5.500%, 04/26/24	1,900,000	1,911,788
5.500%, 09/18/33	2,195,000	2,385,741
Mexico Government International Bond
4.500%, 04/22/29	4,650,000	4,434,225
Panama Government International Bond
3.750%, 03/16/25	2,780,000	2,686,595
Peruvian Government International Bond
4.125%, 08/25/27	2,620,000	2,506,744
Poland Government International Bond
3.250%, 04/06/26	2,820,000	2,700,996
Qatar Government International Bond
4.000%, 03/14/29 (144A)	2,740,000	2,692,707

Total Foreign Government (Cost $98,887,690)		84,582,610

Corporate Bonds & Notes—0.8%
Security Description	Principal Amount*	Value

Diversified Financial Services—0.8%
Private Export Funding Corp.
0.300%, 04/28/23 (144A) (Cost $4,999,153)	5,000,000	$4,939,028

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,243,304	1,174,574

Total Mortgage-Backed Securities (Cost $1,234,526)		1,174,574

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/22 at 1.800%, due on 01/03/23 with a maturity value of $1,618,028; collateralized by U.S. Treasury Bond at 2.375%, maturing 05/15/51, with a market value of $1,650,077.	1,617,704	1,617,704

Total Short-Term Investments (Cost $1,617,704)		1,617,704

Securities Lending Reinvestments (f)—1.3%

Repurchase Agreements—0.7%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $150,072; collateralized by U.S. Government Agency Obligations with rates ranging from 1.500% - 7.500%, maturity dates ranging from 01/01/23 - 07/20/71, and an aggregate market value of $153,000.	150,000	150,000
HSBC Bank plc Repurchase Agreement dated 12/30/22 at 4.300%, due on 01/03/23 with a maturity value of $58,081; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 01/26/23 - 08/15/52, and an aggregate market value of $59,266.	58,054	58,054
National Bank Financial, Inc. Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/03/23 with a maturity value of $500,240; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.497%, maturity dates ranging from 11/30/23 -03/31/27, and an aggregate market value of $511,935.	500,000	500,000
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.320%, due on 01/06/23 with a maturity value of $150,126; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.497%, maturity dates ranging from 10/31/23 -11/15/32, and an aggregate market value of $153,357.	150,000	150,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/30/22 at 4.450%, due on 01/06/23 with a maturity value of $1,601,384; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.497%, maturity dates ranging from 03/02/23 -05/15/52, and various Common Stock with an aggregate market value of $1,742,126.	1,600,000	$1,600,000
Societe Generale
Repurchase Agreement dated 12/30/22 at 4.250%, due on 01/03/23 with a maturity value of $100,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 4.495%, maturity dates ranging from 03/15/23 -08/15/51, and an aggregate market value of $102,181.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.390%, due on 01/03/23 with a maturity value of $100,049; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000
Repurchase Agreement dated 12/30/22 at 4.410%, due on 01/03/23 with a maturity value of $177,314; collateralized by various Common Stock with an aggregate market value of $197,253.	177,227	177,227
Repurchase Agreement dated 12/30/22 at 4.420%, due on 01/06/23 with a maturity value of $200,172; collateralized by various Common Stock with an aggregate market value of $222,638.	200,000	200,000
TD Prime Services LLC Repurchase Agreement dated 12/30/22 at 4.400%, due on 01/03/23 with a maturity value of $1,500,733; collateralized by various Common Stock with an aggregate market value of $1,699,271.	1,500,000	1,500,000

		4,535,281

Mutual Funds—0.6%
Allspring Government Money Market Fund, Select Class 4.090% (g)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 4.100% (g)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.150% (g)	1,000,000	1,000,000

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 4.120% (g)	1,000,000	1,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $8,535,281)		8,535,281

Total Investments—101.2% (Cost $764,300,558)		656,912,521
Other assets and liabilities (net)—(1.2)%		(7,995,389)

Net Assets—100.0%		$648,917,132

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2022. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was held on loan. As of December 31, 2022, the market value of securities loaned was $8,163,154 and the collateral received consisted of cash in the amount of $8,535,281. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2022.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2022.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the market value of 144A securities was $10,360,827, which is 1.6% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/23	98	USD	12,283,688	$(86,447)
U.S. Treasury Ultra Long Bond Futures	03/22/23	38	USD	5,103,875	(137,404)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/22/23	(70)	USD	(7,860,781)	37,778

Net Unrealized Depreciation					$(186,073)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2022

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$556,063,324	$—	$556,063,324
Total Foreign Government*	—	84,582,610	—	84,582,610
Total Corporate Bonds & Notes*	—	4,939,028	—	4,939,028
Total Mortgage-Backed Securities*	—	1,174,574	—	1,174,574
Total Short-Term Investment*	—	1,617,704	—	1,617,704
Securities Lending Reinvestments
Repurchase Agreements	—	4,535,281	—	4,535,281
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	4,535,281	—	8,535,281
Total Investments	$4,000,000	$652,912,521	$—	$656,912,521

Collateral for Securities Loaned (Liability)	$—	$(8,535,281)	$—	$(8,535,281)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$37,778	$—	$—	$37,778
Futures Contracts (Unrealized Depreciation)	(223,851)	—	—	(223,851)
Total Futures Contracts	$(186,073)	$—	$—	$(186,073)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Investments at value (a)(b)	$656,912,521
Cash collateral for futures contracts	630,330
Receivable for:
TBA securities sold	1,311,918
Fund shares sold	771
Interest	2,878,393
Prepaid expenses	2,651

Total Assets	661,736,584
Liabilities
Collateral for securities loaned	8,535,281
Payables for:
TBA securities purchased	3,313,988
Fund shares redeemed	259,795
Variation margin on futures contracts	24,027
Accrued Expenses:
Management fees	227,145
Distribution and service fees	140,685
Deferred trustees’ fees	149,475
Other expenses	169,056

Total Liabilities	12,819,452

Net Assets	$648,917,132

Net Assets Consist of:
Paid in surplus	$802,958,077
Distributable earnings (Accumulated losses)	(154,040,945)

Net Assets	$648,917,132

Net Assets
Class B	$648,917,132
Capital Shares Outstanding*
Class B	72,054,158
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $764,300,558.
(b)	Includes securities loaned at value of $8,163,154.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Interest	$16,846,551
Securities lending income	123,824

Total investment income	16,970,375
Expenses
Management fees	3,214,603
Administration fees	48,468
Custodian and accounting fees	130,985
Distribution and service fees—Class B	1,834,127
Audit and tax services	71,312
Legal	45,080
Trustees’ fees and expenses	9,574
Shareholder reporting	40,426
Insurance	6,252
Miscellaneous	13,926

Total expenses	5,414,753
Less management fee waiver	(277,880)

Net expenses	5,136,873

Net Investment Income	11,833,502

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(24,812,026)
Futures contracts	3,885,167

Net realized gain (loss)	(20,926,859)

Net change in unrealized appreciation (depreciation) on:
Investments	(112,866,767)
Futures contracts	225,342

Net change in unrealized appreciation (depreciation)	(112,641,425)

Net realized and unrealized gain (loss)	(133,568,284)

Net Increase (Decrease) in Net Assets From Operations	$(121,734,782)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,833,502	$8,334,704
Net realized gain (loss)	(20,926,859)	9,533,297
Net change in unrealized appreciation (depreciation)	(112,641,425)	(37,617,133)

Increase (decrease) in net assets from operations	(121,734,782)	(19,749,132)

From Distributions to Shareholders
Class B	(16,627,143)	(19,720,331)

Total distributions	(16,627,143)	(19,720,331)

Increase (decrease) in net assets from capital share transactions	(73,668,619)	(112,863,365)

Total increase (decrease) in net assets	(212,030,544)	(152,332,828)

Net Assets
Beginning of period	860,947,676	1,013,280,504

End of period	$648,917,132	$860,947,676

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class B
Sales	5,490,880	$53,263,338	6,705,398	$73,549,299
Reinvestments	1,787,865	16,627,143	1,836,157	19,720,331
Redemptions	(14,837,453)	(143,559,100)	(18,841,307)	(206,132,995)

Net increase (decrease)	(7,558,708)	$(73,668,619)	(10,299,752)	$(112,863,365)

Increase (decrease) derived from capital shares transactions		$(73,668,619)		$(112,863,365)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.81	$11.27	$10.72	$10.26	$10.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.10	0.13	0.20	0.20
Net realized and unrealized gain (loss)	(1.74)	(0.32)	0.69	0.55	(0.20)

Total income (loss) from investment operations	(1.58)	(0.22)	0.82	0.75	0.00

Less Distributions
Distributions from net investment income	(0.22)	(0.24)	(0.27)	(0.29)	(0.29)

Total distributions	(0.22)	(0.24)	(0.27)	(0.29)	(0.29)

Net Asset Value, End of Period	$9.01	$10.81	$11.27	$10.72	$10.26

Total Return (%) (b)	(14.68)	(1.97)	7.68	7.49	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.72	0.73	0.72
Net ratio of expenses to average net assets (%) (c)	0.70	0.69	0.69	0.70	0.72
Ratio of net investment income (loss) to average net assets (%)	1.61	0.90	1.13	1.92	1.99
Portfolio turnover rate (%)	64 (d)	35 (d)	75 (d)	196 (d)	240 (d)
Net assets, end of period (in millions)	$648.9	$860.9	$1,013.3	$930.3	$960.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 30%, 57%, 114%, and 69% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures and under the general supervision of the Board of Trustees (the “Board” or “Trustees”) of the Trust. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations, subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee Brighthouse Investment Advisers’ fair value determinations.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2022, the Portfolio had direct investments in repurchase agreements with a gross value of $1,617,704. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,535,281. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2022 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2022 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2022.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agency in the Portfolio’s Schedule of Investments as of December 31, 2022. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2022 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$37,778	Unrealized depreciation on futures contracts (a)	$223,851

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2022:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$3,885,167

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$225,342

For the year ended December 31, 2022, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,497,344
Futures contracts short	(45,574,318)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse, which is held by the clearinghouse or the Portfolio’s futures commission merchant. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending on, among other things (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR may affect the value, liquidity or return on certain Portfolio investments, reduce the effectiveness of related transactions such as hedges, and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Portfolio’s overall financial condition or results of operations. The transition process may involve, among other things, increased volatility in markets for instruments that continue to rely on LIBOR. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$469,761,088	$0	$523,701,214	$15,779,900

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2022 were as follows:

Purchases	Sales
$ 208,355,024	$204,864,637

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2022	% per annum	Average Daily Net Assets
$3,214,603	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2022 to April 30, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2022 to April 30, 2023, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Western Asset Management U.S. Government Portfolio, a series of the Brighthouse Funds Trust II, also subadvised by the Subdviser. An identical agreement was in place for the period ended April 30, 2021 to April 29, 2022. Amounts waived for the year ended December 31, 2022 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$776,381,644

Gross unrealized appreciation	87,539
Gross unrealized (depreciation)	(119,556,662)

Net unrealized appreciation (depreciation)	$(119,469,123)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$16,627,143	$19,720,331	$—	$—	$16,627,143	$19,720,331

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,352,225	$—	$(119,469,123)	$(50,774,571)	$(153,891,469)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $5,865,735 and accumulated long-term capital losses of $44,908,836.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management expects that the adoption of the guidance will not have a material impact on the Portfolio’s financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Western Asset Management Government Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Government Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Government Income Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present

Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present

Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic. The Board observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTI-28

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic, work-from-home environment and recent geopolitical concerns. The Board also considered the Sub-Adviser’s compensation program for its personnel, its overall resources, and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at December 31, 2021 and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with

BHFTI-29

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *

Western Asset Management Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2022. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Government Bond Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2022. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses

BHFTI-30

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(exclusive of 12b-1 fees) were below the Expense Group median and Sub-advised Expense Universe median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2022, the American Funds Growth Portfolio had a return of -30.16% for Class C versus -18.11% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2022

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	-30.16	10.80	13.30
S&P 500 Index	-18.11	9.43	12.56

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period** July 1, 2022 to December 31, 2022
Class C (a)	Actual	0.91%	$1,000.00	$997.70	$4.58
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2022

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,456,731,790)	18,079,834	$1,379,310,556

Total Investments— 100.1% (Cost $1,456,731,790)		1,379,310,556
Other assets and liabilities (net) — (0.1)%		(896,043)

Net Assets—100.0%		$1,378,414,513

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,379,310,556	$—	$—	$1,379,310,556
Total Investments	$1,379,310,556	$—	$—	$1,379,310,556

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2022

Assets
Affiliated investments at value (a)	$1,379,310,556
Receivable for:
Fund shares sold	447,353
Prepaid expenses	5,470

Total Assets	1,379,763,379
Liabilities
Payables for:
Affiliated investments purchased	186,281
Fund shares redeemed	261,072
Accrued Expenses:
Distribution and service fees	660,988
Deferred trustees’ fees	163,275
Other expenses	77,250

Total Liabilities	1,348,866

Net Assets	$1,378,414,513

Net Assets Consist of:
Paid in surplus	$1,222,611,053
Distributable earnings (Accumulated losses)	155,803,460

Net Assets	$1,378,414,513

Net Assets
Class C	$1,378,414,513
Capital Shares Outstanding*
Class C	161,791,684
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$8.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,456,731,790.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends from Master Fund	$9,153,900

Total investment income	9,153,900
Expenses
Administration fees	30,250
Custodian and accounting fees	26,982
Distribution and service fees—Class C	8,453,174
Audit and tax services	32,944
Legal	45,081
Trustees’ fees and expenses	9,574
Shareholder reporting	44,549
Insurance	12,763
Miscellaneous	15,860

Total expenses	8,671,177

Net Investment Income	482,723

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	13,636,602
Capital gain distributions from Master Fund	219,632,801

Net realized gain (loss)	233,269,403

Net change in unrealized depreciation on affiliated investments	(815,312,325)

Net realized and unrealized gain (loss)	(582,042,922)

Net Increase (Decrease) in Net Assets From Operations	$(581,560,199)

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$482,723	$(1,896,815)
Net realized gain (loss)	233,269,403	328,646,254
Net change in unrealized appreciation (depreciation)	(815,312,325)	32,411,339

Increase (decrease) in net assets from operations	(581,560,199)	359,160,778

From Distributions to Shareholders
Class C	(326,438,089)	(131,030,926)

Total distributions	(326,438,089)	(131,030,926)

Increase (decrease) in net assets from capital share transactions	375,418,850	(58,810,149)

Total increase (decrease) in net assets	(532,579,438)	169,319,703

Net Assets
Beginning of period	1,910,993,951	1,741,674,248

End of period	$1,378,414,513	$1,910,993,951

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value
Class C
Sales	16,560,652	$183,959,065	11,343,793	$171,029,773
Reinvestments	37,738,507	326,438,089	9,169,414	131,030,926
Redemptions	(12,472,421)	(134,978,304)	(23,896,915)	(360,870,848)

Net increase (decrease)	41,826,738	$375,418,850	(3,383,708)	$(58,810,149)

Increase (decrease) derived from capital shares transactions		$375,418,850		$(58,810,149)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$15.93	$14.12	$10.58		$9.59	$11.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.02)	(0.00	) (b)	0.04	0.01
Net realized and unrealized gain (loss)	(4.76)	2.95	4.92		2.62	0.12

Total income (loss) from investment operations	(4.76)	2.93	4.92		2.66	0.13

Less Distributions
Distributions from net investment income	(0.07)	0.00	(0.10)		(0.05)	(0.05)
Distributions from net realized capital gains	(2.58)	(1.12)	(1.28)		(1.62)	(1.68)

Total distributions	(2.65)	(1.12)	(1.38)		(1.67)	(1.73)

Net Asset Value, End of Period	$8.52	$15.93	$14.12		$10.58	$9.59

Total Return (%) (c)	(30.16)	21.62	51.63		30.34	(0.50)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.56	0.56	0.57		0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	0.03	(0.10)	(0.01)		0.42	0.11
Portfolio turnover rate (%)	4	13	5		9	12
Net assets, end of period (in millions)	$1,378.4	$1,911.0	$1,741.7		$1,329.0	$1,093.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2022

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”). The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company , an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2022, the Portfolio owned approximately 4.5% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$336,979,935	$0	$68,134,747

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2022 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2022 is as follows:

Security Description	Market Value December 31, 2021	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022
American Funds Growth Fund (Class 1)	$1,912,141,091	$336,979,935	$(68,134,747)	$13,636,602	$(815,312,325)	$1,379,310,556

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2022—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2022
American Funds Growth Fund (Class 1)	$219,632,801	$9,153,900	18,079,834

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2022 was as follows:

Cost basis of investments	$1,456,800,794

Gross unrealized appreciation	0
Gross unrealized (depreciation)	(77,490,238)

Net unrealized appreciation (depreciation)	$(77,490,238)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$8,515,776	$—	$317,922,313	$131,030,926	$326,438,089	$131,030,926

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,926,142	$209,530,834	$(77,490,238)	$—	$155,966,738

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-10

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Private Investor.	73	Director and Chair of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc.;**

Officers

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Michele H. Abate (1968)	Secretary, of Trust I and Trust II	From February 2023 (Trust I and Trust II) to present	Senior Vice President and Assistant Secretary, Brighthouse Investment Advisers, LLC (2020-present); Assistant Secretary, Trust I and Trust II (2020-2023). Vice President, Brighthouse Life Insurance Company (2019-present); Vice President, Brighthouse Life Insurance Company of NY (2020-present); Vice President (2020-present) and Assistant Secretary (2012-present), New England Life Insurance Company.

Jeffrey P. Halperin (1967)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From December 2022 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Financial, Inc. (2016-present); Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2022-present). Vice President, General Counsel (2019-present) and Chief Compliance Officer (2016-present), Brighthouse Securities, LLC); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2017-present); Director (2022-present) and Vice President (2016-present), Brighthouse Life Insurance Company of NY; Director (2015-present), Vice President and Chief Compliance Officer (2017-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 29-30, 2022 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2023 through December 31, 2023. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

The Board met with personnel of the Adviser on October 26-27, 2022 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). Throughout the year, the Independent Trustees were advised by independent legal counsel, including during the contract renewal process, and they met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and observed that the Adviser had implemented a hybrid working framework in the normalized environment as personnel returned to the office.

In considering the continuation of the Agreements, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-13

American Funds Insurance Series® Annual report for the year ended December 31, 2022

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

51	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

70	New World Fund®

84	Washington Mutual Investors Fund

89	Capital World Growth and Income Fund®

97	Growth-Income Fund

103	International Growth and Income Fund

109	Capital Income Builder®

127	Asset Allocation Fund

160	American Funds® Global Balanced Fund

176	The Bond Fund of America®

206	Capital World Bond Fund®

226	American High-Income Trust®

245	American Funds Mortgage Fund®

252	Ultra-Short Bond Fund

254	U.S. Government Securities Fund®

263	Managed Risk Growth Fund

265	Managed Risk International Fund

267	Managed Risk Washington Mutual Investors Fund

269	Managed Risk Growth-Income Fund

271	Managed Risk Asset Allocation Fund

273	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 13, 2023

Past results are not predictive of results in future periods.

[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	–24.54%	7.33%	10.43%	9.57%	0.52%	0.41%
Class 1A	–24.73	7.07	10.16	9.30	0.77	0.66
Class 2	–24.74	7.06	10.15	9.30	0.77	0.66
Class 4	–24.92	6.80	9.92	9.04	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	–29.37%	3.05%	7.10%	8.39%	0.70%	0.66%
Class 1A	–29.54	2.80	6.84	8.13	0.95	0.91
Class 2	–29.55	2.79	6.84	8.13	0.95	0.91
Class 4	–29.69	2.54	6.58	7.86	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
Class 1A	–29.93	11.14	13.65	12.37	0.59
Class 2	–29.94	11.14	13.64	12.37	0.59
Class 3	–29.89	11.22	13.72	12.45	0.52
Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–20.57%	–0.78%	4.18%	7.07%	0.53%
Class 1A	–20.80	–1.03	3.92	6.80	0.78
Class 2	–20.79	–1.03	3.92	6.80	0.78
Class 3	–20.76	–0.97	3.98	6.87	0.71
Class 4	–21.02	–1.29	3.67	6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	–21.86%	2.58%	4.53%	7.45%	0.64%	0.57%
Class 1A	–22.09	2.32	4.27	7.18	0.89	0.82
Class 2	–22.10	2.32	4.27	7.18	0.89	0.82
Class 4	–22.25	2.07	4.02	6.92	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since July 5,2001)	Gross expense ratio	Net expense ratio

Class 1	–8.28%	7.37%	11.57%	6.97%	0.40%	0.25%
Class 1A	–8.45	7.11	11.30	6.71	0.65	0.50
Class 2	–8.45	7.11	11.30	6.70	0.65	0.50
Class 4	–8.69	6.84	11.08	6.47	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–17.13%	4.36%	8.04%	6.40%	0.53%	0.42%
Class 1A	–17.29	4.10	7.79	6.15	0.78	0.67
Class 2	–17.33	4.10	7.77	6.14	0.78	0.67
Class 4	–17.57	3.83	7.53	5.89	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–16.28%	8.09%	11.82%	11.01%	0.28%
Class 1A	–16.48	7.83	11.55	10.74	0.53
Class 2	–16.50	7.83	11.54	10.74	0.53
Class 3	–16.43	7.91	11.62	10.82	0.46
Class 4	–16.70	7.56	11.28	10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–15.00%	0.88%	3.86%	6.91%	0.55%
Class 1A	–15.31	0.61	3.60	6.64	0.80
Class 2	–15.25	0.62	3.60	6.64	0.80
Class 4	–15.52	0.35	3.37	6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 fell 16.59%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
Class 1A	–7.06	4.10	4.08	0.66	0.52
Class 2	–7.13	4.09	4.14	0.66	0.52
Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 declined 15.79%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	–13.19%	5.59%	8.37%	8.22%	0.30%
Class 1A	–13.43	5.32	8.11	7.95	0.55
Class 2	–13.41	5.33	8.10	7.95	0.55
Class 3	–13.37	5.40	8.18	8.03	0.48
Class 4	–13.66	5.06	7.87	7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 fell 17.33%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–14.33%	3.65%	5.52%	5.23%	0.51%	0.50%
Class 1A	–14.56	3.41	5.28	4.99	0.76	0.75
Class 2	–14.56	3.40	5.25	4.97	0.76	0.75
Class 4	–14.73	3.13	5.12	4.81	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–12.26%	1.02%	1.62%	4.04%	0.38%	0.21%
Class 1A	–12.49	0.78	1.37	3.79	0.63	0.46
Class 2	–12.58	0.76	1.36	3.78	0.63	0.46
Class 4	–12.75	0.51	1.12	3.53	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index2 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.

Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
Class 1A	–17.69	–1.76	–0.48	2.16	0.72
Class 2[4]	–17.70	–1.77	–0.50	2.14	0.72
Class 4	–17.84	–2.01	–0.70	1.92	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index3 returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	–9.01%	3.40%	4.12%	8.16%	0.44%	0.30%
Class 1A	–9.29	3.14	3.87	7.89	0.69	0.55
Class 2	–9.26	3.14	3.86	7.89	0.69	0.55
Class 3	–9.25	3.21	3.93	7.97	0.62	0.48
Class 4	–9.53	2.88	3.64	7.63	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	Lifetime 10 years	Gross (since May 2, 2011)	Net expense ratio	expense ratio

Class 1	–9.76%	0.38%	1.19%	1.65%	0.40%	0.30%
Class 1A	–10.03	0.14	0.95	1.40	0.65	0.55
Class 2	–9.94	0.14	0.94	1.40	0.65	0.55
Class 4	–10.16	–0.11	0.75	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
Class 1A	1.32	0.97	0.39	2.95	0.55
Class 2	1.17	0.72	0.24	2.91	0.55
Class 3	1.19	0.80	0.31	2.98	0.48
Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

Commercial paper	76.5%
Federal agency bills & notes	21.5
Other assets less liabilities	2.0
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–10.75%	0.85%	1.17%	5.17%	0.34%	0.24%
Class 1A	–10.93	0.61	0.93	4.92	0.59	0.49
Class 2	–10.95	0.61	0.92	4.91	0.59	0.49
Class 3	–10.90	0.67	0.99	4.99	0.52	0.42
Class 4	–11.19	0.37	0.70	4.66	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–13.75%	3.09%	5.95%	5.92%	0.70%	0.65%
Class P2	–13.97	2.83	5.69	5.66	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	1,807,800	$433,547
ASML Holding NV	458,318	248,089
ASML Holding NV (New York registered) (ADR)	227,600	124,361
Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
Applied Materials, Inc.	875,000	85,208
Broadcom, Inc.	125,300	70,059
Fiserv, Inc.[1]	497,600	50,292
Adyen NV1	34,330	47,506
Samsung Electronics Co., Ltd.	785,100	34,621
Apple, Inc.	242,400	31,495
Hexagon AB, Class B	2,920,500	30,700
MongoDB, Inc., Class A1	139,000	27,361
Keyence Corp.	69,400	27,170
NVIDIA Corp.	167,500	24,478
Mastercard, Inc., Class A	53,300	18,534
EPAM Systems, Inc.[1]	50,700	16,616
Visa, Inc., Class A	70,197	14,584
Capgemini SE	85,000	14,256
Network International Holdings PLC[1]	3,731,800	13,366
DocuSign, Inc.[1]	180,000	9,976
Shopify, Inc., Class A, subordinate voting shares[1]	195,000	6,768
		1,566,999

Health care 21.87%
Novo Nordisk A/S, Class B	1,706,930	231,118
UnitedHealth Group, Inc.	335,800	178,034
DexCom, Inc.[1]	1,012,000	114,599
ResMed, Inc.	509,000	105,938
AstraZeneca PLC	748,300	101,556
Pfizer, Inc.	1,884,219	96,547
Cigna Corp.	259,119	85,857
Merck & Co., Inc.	620,000	68,789
Regeneron Pharmaceuticals, Inc.[1]	95,036	68,568
Eli Lilly and Company	158,300	57,912
EssilorLuxottica	266,943	48,609
Gilead Sciences, Inc.	457,317	39,261
Mettler-Toledo International, Inc.[1]	25,400	36,714
NovoCure, Ltd.[1]	340,000	24,939
Alnylam Pharmaceuticals, Inc.[1]	104,200	24,763
CVS Health Corp.	243,600	22,701
Danaher Corp.	82,100	21,791
Bayer AG	363,860	18,787
Seagen, Inc.[1]	127,200	16,346
Novartis AG	165,600	15,000
Zoetis, Inc., Class A	98,300	14,406
Eurofins Scientific SE, non-registered shares	182,400	13,135
Sanofi	135,000	13,063
Vertex Pharmaceuticals, Inc.[1]	43,700	12,620
Olympus Corp.	665,800	11,769
Centene Corp.[1]	143,500	11,768
Genus PLC	270,000	9,731
Thermo Fisher Scientific, Inc.	17,472	9,622
Siemens Healthineers AG	178,000	8,905
Bachem Holding AG	101,500	8,853
Virbac SA	36,000	8,825
Catalent, Inc.[1]	166,200	7,481
Rede D’Or Sao Luiz SA	1,073,663	6,015

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Organon & Co.	62,000	$1,732
Viatris, Inc.	110,678	1,232
EUROAPI[1]	5,869	87
		1,517,073

Consumer discretionary 13.94%
Chipotle Mexican Grill, Inc.[1]	141,600	196,468
LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
Floor & Decor Holdings, Inc., Class A1	914,698	63,690
MGM China Holdings, Ltd.[1]	54,589,200	60,155
Renault SA1	1,688,781	56,267
Prosus NV, Class N	760,993	52,246
Amazon.com, Inc.[1]	524,248	44,037
NIKE, Inc., Class B	352,600	41,258
Cie. Financière Richemont SA, Class A	291,500	37,722
Wynn Macau, Ltd.[1]	21,430,000	23,884
Coupang, Inc., Class A1	1,445,604	21,265
YUM! Brands, Inc.	166,000	21,261
Booking Holdings, Inc.[1]	9,900	19,951
Domino’s Pizza Enterprises, Ltd.	430,000	19,367
MercadoLibre, Inc.[1]	22,250	18,829
Home Depot, Inc.	59,500	18,794
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	17,935
IDP Education, Ltd.	871,300	16,102
Evolution AB	140,000	13,673
Dollar Tree Stores, Inc.[1]	95,000	13,437
Moncler SpA	217,370	11,571
Entain PLC	665,250	10,666
Target Corp.	60,500	9,017
Tesla, Inc.[1]	60,000	7,391
		967,021

Financials 8.92%
AIA Group, Ltd.	10,109,600	111,378
Tradeweb Markets, Inc., Class A	1,634,960	106,158
AXA SA	1,692,893	47,182
Kotak Mahindra Bank, Ltd.	1,696,000	37,316
Aon PLC, Class A	101,000	30,314
Prudential PLC	2,203,282	29,816
HDFC Bank, Ltd.	1,464,450	28,828
Citigroup, Inc.	569,715	25,768
Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
Société Générale	1,011,450	25,378
Blackstone, Inc., nonvoting shares	312,000	23,147
China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
Zurich Insurance Group AG	42,200	20,166
Banco Santander, SA	5,334,500	15,976
Wells Fargo & Company	377,200	15,575
London Stock Exchange Group PLC	165,000	14,237
AU Small Finance Bank, Ltd.	1,416,725	11,157
Bank of America Corp.	320,200	10,605
HDFC Life Insurance Company, Ltd.	1,406,500	9,600
Tokio Marine Holdings, Inc.	368,300	7,884
Jackson Financial, Inc., Class A	44,327	1,542
Moscow Exchange MICEX-RTS PJSC[1,2]	12,640,000	—	[3]
		618,910

Consumer staples 8.57%
British American Tobacco PLC	3,329,455	132,095
Philip Morris International, Inc.	1,086,204	109,935
Altria Group, Inc.	1,523,500	69,639
Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	1,624,000	$57,912
Nestlé SA	460,353	53,164
Monster Beverage Corp.[1]	336,502	34,165
Costco Wholesale Corp.	39,170	17,881
Carrefour SA, non-registered shares	1,055,594	17,662
Pernod Ricard SA	73,000	14,349
Simply Good Foods Co.[1]	263,800	10,032
Bunge, Ltd.	85,000	8,481
		594,149

Industrials 7.54%
Carrier Global Corp.	1,366,400	56,364
Caterpillar, Inc.	231,600	55,482
Boeing Company[1]	239,000	45,527
MTU Aero Engines AG	167,000	36,146
Alliance Global Group, Inc.	156,400,700	33,466
Airbus SE, non-registered shares	245,400	29,179
DSV A/S	171,230	27,158
NIBE Industrier AB, Class B	2,328,700	21,776
Techtronic Industries Co., Ltd.	1,883,000	20,967
CSX Corp.	635,000	19,672
Safran SA	156,300	19,532
GT Capital Holdings, Inc.	2,454,611	19,234
Rentokil Initial PLC	2,380,000	14,628
Kone OYJ, Class B	273,500	14,166
Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
ASSA ABLOY AB, Class B	611,000	13,146
L3Harris Technologies, Inc.	62,600	13,034
Recruit Holdings Co., Ltd.	374,200	11,901
Daikin Industries, Ltd.	74,600	11,476
Rheinmetall AG	52,200	10,397
BayCurrent Consulting, Inc.	321,000	10,037
SMC Corp.	22,500	9,523
Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
Nidec Corp.	143,000	7,447
		523,204

Energy 4.84%
TotalEnergies SE	1,210,900	75,578
Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
Reliance Industries, Ltd.	1,601,273	49,121
Tourmaline Oil Corp.	430,700	21,732
Equinor ASA	592,000	21,234
Aker BP ASA	599,979	18,702
Halliburton Company	235,128	9,252
Gaztransport & Technigaz SA	75,000	8,013
Gazprom PJSC[2]	8,346,000	—	[3]
LUKOIL Oil Co. PJSC[2]	246,300	—	[3]
		335,911

Materials 3.25%
Sherwin-Williams Company	385,500	91,491
Linde PLC	169,940	55,431
Vale SA, ordinary nominative shares	1,577,389	26,554
First Quantum Minerals, Ltd.	706,200	14,755
Shin-Etsu Chemical Co., Ltd.	113,500	13,828
Corteva, Inc.	201,300	11,832
Koninklijke DSM NV	93,100	11,414
		225,305

48	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 2.68%
Alphabet, Inc., Class A1	1,236,600	$109,105
Meta Platforms, Inc., Class A1	190,923	22,976
Publicis Groupe SA	273,000	17,336
Sea, Ltd., Class A (ADR)[1]	273,336	14,222
Tencent Holdings, Ltd.	297,100	12,627
Bharti Airtel, Ltd.	945,000	9,186
		185,452

Real estate 0.18%
Goodman Logistics (HK), Ltd. REIT	1,027,500	12,072

Utilities 0.11%
Brookfield Infrastructure Partners, LP	247,500	7,666

Total common stocks (cost: $4,798,092,000)		6,553,762

Preferred securities 1.66%
Health care 1.36%
Sartorius AG, nonvoting non-registered preferred shares	239,000	94,514

Information technology 0.30%
Samsung Electronics Co., Ltd., nonvoting preferred shares	512,300	20,614

Total preferred securities (cost: $27,546,000)		115,128

Short-term securities 4.03%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4,5]	1,645,519	164,535

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.66%
KfW 1/27/2023[6]	3.890%	USD	65,000	64,782
Toronto-Dominion Bank 1/27/2023[6]	4.130		50,000	49,833
				114,615

Total short-term securities (cost: $279,166,000)				279,150
Total investment securities 100.18% (cost: $5,104,804,000)				6,948,040
Other assets less liabilities (0.18)%				(12,386)

Net assets 100.00%				$6,935,654

American Funds Insurance Series	49

Global Growth Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4]	$376,714	$1,480,091	$1,692,180	$(71)	$(19)	$164,535	$9,353
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[4]	1,808		1,8087			—	—	[8]
Total 2.37%				$(71)	$(19)	$164,535	$9,353

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%	Shares	Value (000)
Industrials 20.67%
International Container Terminal Services, Inc.	11,690,490	$42,075
Visional, Inc.[1]	504,850	33,522
Stericycle, Inc.[1]	571,050	28,490
Japan Airport Terminal Co., Ltd.[1]	559,900	27,843
IMCD NV	177,337	25,330
Fasadgruppen Group AB	2,370,503	23,995
Trelleborg AB, Class B	982,292	22,727
Boyd Group Services, Inc.	146,809	22,678
Cleanaway Waste Management, Ltd.	12,501,414	22,274
Interpump Group SpA	454,700	20,598
Saia, Inc.[1]	80,994	16,983
CG Power and Industrial Solutions, Ltd.[1]	4,880,108	15,908
Instalco AB	4,098,065	15,622
Montrose Environmental Group, Inc.[1]	348,186	15,456
Alfen NV1	162,431	14,668
Dürr AG	426,625	14,396
ALS, Ltd.	1,639,100	13,632
Cargotec OYJ, Class B, non-registered shares	300,450	13,341
Wizz Air Holdings PLC[1]	522,941	11,979
Daiseki Co., Ltd.	313,600	10,798
AirTAC International Group	355,062	10,747
Woodward, Inc.	105,000	10,144
Rumo SA	2,802,100	9,877
Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
The AZEK Co., Inc., Class A1	482,390	9,802
Comfort Systems USA, Inc.	84,100	9,678
Centre Testing International Group Co., Ltd.	2,684,839	8,615
Melrose Industries PLC	5,266,169	8,561
DL E&C Co., Ltd.	287,442	7,732
Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
Engcon AB, Class B1,2	1,070,647	6,833
Carel Industries SpA	252,900	6,357
Burckhardt Compression Holding AG	9,963	5,929
Kajaria Ceramics, Ltd.	422,763	5,916
Hensoldt AG	248,197	5,873
Diploma PLC	161,300	5,420
SIS, Ltd.[1]	1,128,949	5,353
GVS SpA[1,2]	1,192,262	5,159
Reliance Worldwide Corp., Ltd.	2,548,379	5,127
Addtech AB, Class B	353,050	5,054
KEI Industries, Ltd.	267,444	4,724
First Advantage Corp.[1]	361,017	4,693
Vicor Corp.[1]	85,683	4,605
Harsha Engineers International, Ltd.[1]	970,777	4,488
ICF International, Inc.	43,592	4,318
Sulzer AG	54,789	4,278
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	3,847
LIXIL Corp.	196,500	2,995
Trex Co., Inc.[1]	59,516	2,519
Aalberts NV, non-registered shares	64,502	2,508
Dätwyler Holding, Inc., non-registered shares	12,348	2,466
Antares Vision SpA[1]	281,100	2,418
Chart Industries, Inc.[1]	16,174	1,864
Matson, Inc.	8,674	542
		608,236

Information technology 18.70%
Wolfspeed, Inc.[1]	790,681	54,589
eMemory Technology, Inc.	910,430	39,481
Net One Systems Co., Ltd.	1,201,156	31,223
Nordic Semiconductor ASA[1]	1,677,583	28,098

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Confluent, Inc., Class A1	1,096,085	$24,377
PAR Technology Corp.[1,2]	837,615	21,837
SUMCO Corp.	1,466,300	19,620
ALTEN SA, non-registered shares	142,299	17,869
Kingdee International Software Group Co., Ltd.[1]	7,337,224	15,619
Extreme Networks, Inc.[1]	828,378	15,168
BE Semiconductor Industries NV	235,536	14,308
Smartsheet, Inc., Class A1	346,627	13,643
Euronet Worldwide, Inc.[1]	144,187	13,608
Ceridian HCM Holding, Inc.[1]	211,500	13,568
Silicon Laboratories, Inc.[1]	95,000	12,889
Tanla Platforms, Ltd.	1,477,291	12,708
MACOM Technology Solutions Holdings, Inc.[1]	190,000	11,966
Keywords Studios PLC	344,606	11,355
Alphawave IP Group PLC[1,2]	8,897,291	10,900
SHIFT, Inc.[1]	59,200	10,521
SINBON Electronics Co., Ltd.	1,142,550	10,218
OVH Groupe SAS[1,2]	591,394	10,169
Qorvo, Inc.[1]	110,518	10,017
Pegasystems, Inc.	288,141	9,866
GitLab, Inc., Class A1,2	213,816	9,716
SimCorp AS	139,192	9,512
CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	8,988
Aspen Technology, Inc.[1]	36,561	7,510
Credo Technology Group Holding, Ltd.[1]	555,400	7,392
INFICON Holding AG	7,397	6,462
Cognex Corp.	116,600	5,493
Bentley Systems, Inc., Class B	142,373	5,262
Unity Software, Inc.[1,2]	183,231	5,239
Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
AvidXchange Holdings, Inc.[1]	489,768	4,868
Topicus.com, Inc., subordinate voting shares[1]	87,540	4,596
MongoDB, Inc., Class A1	23,300	4,586
Truecaller AB, Class B1,2	1,289,744	4,044
Linklogis, Inc., Class B1,2	6,753,115	3,482
Softcat PLC	222,430	3,192
Globant SA1	17,730	2,981
Rapid7, Inc.[1]	71,250	2,421
Kingboard Holdings, Ltd.	710,000	2,261
TELUS International (Cda), Inc., subordinate voting shares[1,2]	102,669	2,032
GlobalWafers Co., Ltd.	145,000	2,014
LEM Holding SA	990	1,922
Cvent Holding Corp.[1]	344,800	1,862
HashiCorp, Inc., Class A1	54,600	1,493
Bechtle AG, non-registered shares	40,616	1,437
Marqeta, Inc., Class A1	212,881	1,301
Semtech Corp.[1]	32,200	924
Yotpo, Ltd.[1,3,4]	678,736	842
		550,394

Consumer discretionary 17.91%
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	41,404
Skechers USA, Inc., Class A1	700,000	29,365
Five Below, Inc.[1]	165,181	29,216
Thor Industries, Inc.	370,472	27,967
Mattel, Inc.[1]	1,400,000	24,976
Wyndham Hotels & Resorts, Inc.	332,330	23,698
Entain PLC	1,424,930	22,847
YETI Holdings, Inc.[1]	547,131	22,602
NEXTAGE Co., Ltd.	1,036,500	19,999
Domino’s Pizza Enterprises, Ltd.[2]	443,338	19,968
Light & Wonder, Inc.[1]	299,658	17,560

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Asbury Automotive Group, Inc.[1]	97,426	$17,464
Inchcape PLC	1,719,150	16,969
Evolution AB	172,264	16,824
DraftKings, Inc., Class A1,2	1,400,364	15,950
Lands’ End, Inc.[1,5]	2,100,000	15,939
Helen of Troy, Ltd.[1]	141,542	15,698
TopBuild Corp.[1]	82,261	12,873
WH Smith PLC	701,756	12,524
Kindred Group PLC (SDR)	1,164,011	12,150
Shoei Co., Ltd.	281,700	11,006
Tongcheng Travel Holdings, Ltd.[1]	4,538,400	10,922
Golden Entertainment, Inc.[1]	256,800	9,604
Chervon Holdings, Ltd.[2]	1,635,700	9,023
Musti Group OYJ	495,800	8,297
MRF, Ltd.	7,160	7,650
Tube Investments of India, Ltd.	204,200	6,852
Melco International Development, Ltd.[1]	6,130,000	6,655
Compagnie Plastic Omnium SA	337,633	4,898
Zhongsheng Group Holdings, Ltd.	938,500	4,784
Everi Holdings, Inc.[1]	330,000	4,736
Leslie’s, Inc.[1]	353,358	4,315
On Holding AG, Class A1	238,410	4,091
Elior Group SA1,2	1,153,174	4,066
Persimmon PLC	255,136	3,766
Haichang Ocean Park Holdings, Ltd.[1]	17,691,000	3,617
IDP Education, Ltd.	150,966	2,790
Arco Platform, Ltd., Class A1,2	158,600	2,141
DESCENTE, Ltd.	81,425	2,003
		527,209

Health care 17.06%
Insulet Corp.[1]	322,368	94,901
Haemonetics Corp.[1]	960,147	75,516
Globus Medical, Inc., Class A1	464,688	34,512
Oak Street Health, Inc.[1]	1,542,490	33,179
Integra LifeSciences Holdings Corp.[1]	527,958	29,603
Max Healthcare Institute, Ltd.[1]	4,669,887	24,816
CONMED Corp.	200,920	17,810
CanSino Biologics, Inc., Class H	1,864,200	15,948
Vaxcyte, Inc.[1]	274,959	13,184
Ocumension Therapeutics[1]	9,650,966	12,105
Hapvida Participações e Investimentos SA1	12,352,106	11,885
Bachem Holding AG	135,555	11,823
Angelalign Technology, Inc.	640,800	10,100
ICON PLC[1]	46,061	8,947
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
CompuGroup Medical SE & Co. KGaA	228,815	8,808
Ambu AS, Class B, non-registered shares[1]	683,462	8,672
Penumbra, Inc.[1]	36,200	8,053
Netcare, Ltd.	8,818,088	7,527
iRhythm Technologies, Inc.[1]	79,700	7,466
Denali Therapeutics, Inc.[1]	257,903	7,172
Encompass Health Corp.	117,866	7,050
New Horizon Health, Ltd.[1]	3,007,844	6,730
Medmix AG	324,953	6,200
Health Catalyst, Inc.[1]	568,785	6,046
Hypera SA, ordinary nominative shares	582,885	4,990
Amplifon SpA	141,536	4,228
The Ensign Group, Inc.	39,450	3,732
Masimo Corp.[1]	23,687	3,505
Amvis Holdings, Inc.	122,400	3,113
Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Gland Pharma, Ltd.[1]	90,000	$1,715
Beam Therapeutics, Inc.[1]	22,757	890
DiaSorin Italia SpA	292	41
		502,073

Financials 8.75%
Star Health & Allied Insurance Co., Ltd.[1]	6,037,336	41,333
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
Independent Bank Group, Inc.	280,449	16,849
Stifel Financial Corp.	271,050	15,821
Glacier Bancorp, Inc.	286,088	14,139
Fukuoka Financial Group, Inc.	572,200	13,049
IIFL Finance, Ltd.	2,116,842	12,316
IIFL Wealth Management, Ltd.	513,500	11,028
Janus Henderson Group PLC	440,000	10,349
Bridgepoint Group PLC	3,459,845	8,017
Remgro, Ltd.	965,035	7,551
Five-Star Business Finance, Ltd.[1]	993,023	7,268
Patria Investments, Ltd., Class A	508,200	7,079
Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
SiriusPoint, Ltd.[1]	1,100,000	6,490
Aavas Financiers, Ltd.[1]	272,734	6,072
Eastern Bankshares, Inc.	278,164	4,798
AU Small Finance Bank, Ltd.	483,716	3,809
SouthState Corp.	46,350	3,539
Allfunds Group PLC	470,000	3,284
East West Bancorp, Inc.	49,700	3,275
Capitec Bank Holdings, Ltd.	15,161	1,658
PT Bank Raya Indonesia Tbk[1]	23,860,996	619
		257,359

Materials 3.56%
JSR Corp.	1,140,088	22,469
LANXESS AG	441,240	17,807
OZ Minerals, Ltd.	648,901	12,142
Navin Fluorine International, Ltd.	175,000	8,586
PI Industries, Ltd.	188,382	7,772
Zeon Corp.	768,700	7,730
Vidrala, SA, non-registered shares	64,918	5,581
MMG, Ltd.[1]	14,608,000	3,728
Materion Corp.	41,809	3,659
Toyo Gosei Co., Ltd.[2]	63,400	3,485
Recticel SA/NV	175,000	2,921
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
Livent Corp.[1]	130,000	2,583
Perimeter Solutions SA1,2	221,167	2,021
Huhtamäki OYJ	42,500	1,455
Covestro AG, non-registered shares	2,600	102
		104,865

Real estate 2.53%
Altus Group, Ltd.	551,189	21,999
Embassy Office Parks REIT	4,939,400	20,043
Macrotech Developers, Ltd.[1]	582,697	7,685
JHSF Participações SA	5,823,950	5,537
Mindspace Business Parks REIT	1,250,000	5,054
ESR-Logos REIT	15,133,928	4,166

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
Ayala Land, Inc.	3,718,100	2,069
		74,392

Energy 1.89%
Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
Subsea 7 SA	1,050,980	12,088
DT Midstream, Inc.	166,383	9,194
Weatherford International[1]	82,600	4,206
Worley, Ltd.	350,000	3,577
Aegis Logistics, Ltd.	199,283	838
Helmerich & Payne, Inc.	7,700	382
		55,703

Communication services 1.77%
JCDecaux SE1	976,059	18,563
Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
Rightmove PLC	816,439	5,055
Bandwidth, Inc., Class A1	206,800	4,746
VTEX, Class A1	993,126	3,724
Trustpilot Group PLC[1]	2,966,832	3,473
		52,175

Utilities 1.62%
ACEN Corp.	143,954,250	19,747
ENN Energy Holdings, Ltd.	1,205,597	16,819
Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
Neoenergia SA	1,442,015	4,220
SembCorp Industries, Ltd.	282,600	712
		47,631

Consumer staples 1.54%
Grocery Outlet Holding Corp.[1]	621,782	18,150
Shop Apotheke Europe NV, non-registered shares[1]	169,500	8,003
Monde Nissin Corp.	39,914,950	7,960
Scandinavian Tobacco Group A/S	305,111	5,352
AAK AB	223,527	3,819
Hilton Food Group PLC	250,077	1,688
Zur Rose Group AG1,2	9,250	257
		45,229

Total common stocks (cost: $2,451,546,000)		2,825,266

Preferred securities 0.87%
Information technology 0.62%
SmartHR, Inc., Series D, preferred shares[1,3,4]	3,006	10,752
Yotpo, Ltd., Series F, preferred shares[1,3,4]	2,158,609	2,677
Yotpo, Ltd., Series B, preferred shares[1,3,4]	287,894	357
Yotpo, Ltd., Series C, preferred shares[1,3,4]	274,070	340
Yotpo, Ltd., Series A-1, preferred shares[1,3,4]	183,819	228
Yotpo, Ltd., Series A, preferred shares[1,3,4]	89,605	111
Yotpo, Ltd., Series C-1, preferred shares[1,3,4]	75,980	94
Yotpo, Ltd., Series D, preferred shares[1,3,4]	42,368	52
Yotpo, Ltd., Series B-1, preferred shares[1,3,4]	33,838	42
Outreach Corp., Series G, preferred shares[1,3,4]	154,354	3,603
		18,256

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Industrials 0.24%
Azul SA (ADR), preferred nominative shares[1,2]	1,128,836	$6,897
Azul SA, preferred nominative shares[1]	109,500	229
		7,126

Health care 0.01%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4]	2,931,405	196

Total preferred securities (cost: $45,236,000)		25,578

Rights & warrants 0.34%
Information technology 0.34%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/2023[1,6]	526,700	10,007

Total rights & warrants (cost: $18,773,000)		10,007

Short-term securities 5.05%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[5,7]	958,183	95,809

Money market investments purchased with collateral from securities on loan 1.80%
Capital Group Central Cash Fund 4.31%[5,7,8]	232,377	23,235
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	18,552,259	18,553
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	10,793,666	10,794
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[7,8]	271,134	271
		52,853

Total short-term securities (cost: $148,644,000)		148,662
Total investment securities 102.26% (cost: $2,664,199,000)		3,009,513
Other assets less liabilities (2.26)%		(66,610)

Net assets 100.00%		$2,942,903

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.[1]	$41,223	$—	$—	$—	$(25,284)	$15,939	$—
Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[7]	203,087	779,439	886,686	(30)	(1)	95,809	3,871
Money market investments purchased with collateral from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%[7,8]	32,260		9,0259			23,235	—	[10]
Total short-term securities						119,044
Total 4.58%				$(30)	$(25,285)	$134,983	$3,871

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418	.86%
SmartHR, Inc., Series D, preferred shares[1,3]	5/28/2021	14,344	10,752	.37
Yotpo, Ltd., Series F, preferred shares[1,3]	2/25/2021	4,748	2,677	.09
Yotpo, Ltd.[1,3]	3/16/2021	1,418	842	.03
Yotpo, Ltd., Series B, preferred shares[1,3]	3/16/2021	602	357	.01
Yotpo, Ltd., Series C, preferred shares[1,3]	3/16/2021	573	340	.01
Yotpo, Ltd., Series A-1, preferred shares[1,3]	3/16/2021	384	228	.01
Yotpo, Ltd., Series A, preferred shares[1,3]	3/16/2021	187	111	.01
Yotpo, Ltd., Series C-1, preferred shares[1,3]	3/16/2021	159	94	.00
Yotpo, Ltd., Series D, preferred shares[1,3]	3/16/2021	89	52	.00
Yotpo, Ltd., Series B-1, preferred shares[1,3]	3/16/2021	71	42	.00
Outreach Corp., Series G, preferred shares[1,3]	5/27/2021	4,517	3,603	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3]	2/7/2020	6,000	196	.01
Total		$41,372	$44,712	1.52%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%	Shares	Value (000)
Information technology 20.03%
Microsoft Corp.	6,282,998	$1,506,789
Broadcom, Inc.	1,265,075	707,341
ASML Holding NV	736,108	398,458
ASML Holding NV (New York registered) (ADR)	189,937	103,781
Visa, Inc., Class A	1,198,388	248,977
Apple, Inc.	1,694,416	220,156
Mastercard, Inc., Class A	566,983	197,157
Fiserv, Inc.[1]	1,615,000	163,228
Synopsys, Inc.[1]	467,600	149,300
Motorola Solutions, Inc.	510,100	131,458
Shopify, Inc., Class A, subordinate voting shares[1]	3,665,992	127,247
Applied Materials, Inc.	1,199,328	116,791
Wolfspeed, Inc.[1]	1,655,641	114,305
RingCentral, Inc., Class A1	3,132,381	110,886
ServiceNow, Inc.[1]	269,875	104,784
Salesforce, Inc.[1]	787,000	104,348
Micron Technology, Inc.	2,048,078	102,363
NVIDIA Corp.	665,500	97,256
Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
Cloudflare, Inc., Class A1	1,858,800	84,036
Amadeus IT Group SA, Class A, non-registered shares[1]	1,612,361	83,150
Genpact, Ltd.	1,524,231	70,602
Keyence Corp.	165,500	64,794
Fidelity National Information Services, Inc.	884,718	60,028
Toast, Inc., Class A1	3,143,518	56,678
CDW Corp.	311,859	55,692
MongoDB, Inc., Class A1	279,700	55,056
SAP SE	477,361	49,263
Constellation Software, Inc.	31,255	48,798
GoDaddy, Inc., Class A1	645,081	48,265
Samsung Electronics Co., Ltd.	1,085,000	47,846
Unity Software, Inc.[1,2]	1,660,000	47,459
Ceridian HCM Holding, Inc.[1]	712,011	45,676
Trimble, Inc.[1]	840,920	42,517
Concentrix Corp.	305,551	40,687
Block, Inc., Class A1	635,970	39,964
DocuSign, Inc.[1]	718,524	39,821
Bill.com Holdings, Inc.[1]	358,729	39,087
MicroStrategy, Inc., Class A1	236,458	33,475
NetApp, Inc.	527,540	31,684
Silicon Laboratories, Inc.[1]	231,815	31,450
MKS Instruments, Inc.	360,705	30,563
Intel Corp.	1,136,000	30,025
Smartsheet, Inc., Class A1	729,700	28,721
Adobe, Inc.[1]	69,034	23,232
VeriSign, Inc.[1]	110,053	22,609
Ciena Corp.[1]	416,000	21,208
Nuvei Corp., subordinate voting shares[1]	806,616	20,499
Intuit, Inc.	52,500	20,434
TE Connectivity, Ltd.	156,600	17,978
Alteryx, Inc., Class A1	286,092	14,496
Enphase Energy, Inc.[1]	45,303	12,004
TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	10,564
Globant SA1	57,138	9,608
Kulicke and Soffa Industries, Inc.	151,860	6,721
Stripe, Inc., Class B1,3,4	168,598	4,704
		6,189,159

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 17.31%
Regeneron Pharmaceuticals, Inc.[1]	1,123,014	$810,243
UnitedHealth Group, Inc.	1,508,620	799,840
Intuitive Surgical, Inc.[1]	2,058,000	546,090
Alnylam Pharmaceuticals, Inc.[1]	2,075,046	493,135
Centene Corp.[1]	3,895,936	319,506
Thermo Fisher Scientific, Inc.	532,200	293,077
Vertex Pharmaceuticals, Inc.[1]	879,601	254,011
Seagen, Inc.[1]	1,746,784	224,479
Moderna, Inc.[1]	1,200,000	215,544
NovoCure, Ltd.[1]	2,388,098	175,167
Eli Lilly and Company	463,663	169,627
Pfizer, Inc.	1,675,000	85,827
CVS Health Corp.	909,400	84,747
Horizon Therapeutics PLC[1]	689,825	78,502
AstraZeneca PLC	550,784	74,750
Edwards Lifesciences Corp.[1]	906,411	67,627
Danaher Corp.	216,235	57,393
Molina Healthcare, Inc.[1]	145,723	48,121
Abbott Laboratories	426,712	46,849
Verily Life Sciences, LLC[1,3,4]	300,178	45,222
Zimmer Biomet Holdings, Inc.	353,900	45,122
Ascendis Pharma A/S (ADR)[1]	364,721	44,543
Zoetis, Inc., Class A	297,320	43,572
Mettler-Toledo International, Inc.[1]	26,000	37,582
Humana, Inc.	65,982	33,795
Align Technology, Inc.[1]	160,000	33,744
Karuna Therapeutics, Inc.[1]	170,239	33,452
Guardant Health, Inc.[1]	1,166,810	31,737
Novo Nordisk A/S, Class B	225,077	30,475
Catalent, Inc.[1]	409,100	18,414
Oak Street Health, Inc.[1]	806,352	17,345
Exact Sciences Corp.[1]	341,000	16,883
DexCom, Inc.[1]	148,800	16,850
Pacific Biosciences of California, Inc.[1]	1,613,190	13,196
CRISPR Therapeutics AG1	262,678	10,678
Galapagos NV1	231,294	10,259
R1 RCM, Inc.[1]	912,865	9,996
Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,472
Fate Therapeutics, Inc.[1]	233,700	2,358
Biohaven, Ltd.[1]	65,550	910
Sana Biotechnology, Inc.[1,2]	179,600	710
		5,348,850

Consumer discretionary 16.94%
Tesla, Inc.[1]	10,830,000	1,334,039
D.R. Horton, Inc.	5,494,844	489,810
Amazon.com, Inc.[1]	4,125,222	346,519
Home Depot, Inc.	1,031,000	325,652
Dollar Tree Stores, Inc.[1]	1,965,915	278,059
Las Vegas Sands Corp.[1]	5,500,000	264,385
LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
Chipotle Mexican Grill, Inc.[1]	120,100	166,637
Dollar General Corp.	657,120	161,816
Target Corp.	1,030,200	153,541
Hermès International	94,901	146,446
Burlington Stores, Inc.[1]	664,250	134,683
Royal Caribbean Cruises, Ltd.[1]	2,282,305	112,814
Aramark	2,454,864	101,484
DoorDash, Inc., Class A1	2,000,000	97,640
Etsy, Inc.[1]	770,678	92,312
Airbnb, Inc., Class A1	1,044,500	89,305
NVR, Inc.[1]	18,380	84,779

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
NIKE, Inc., Class B	543,416	$63,585
Norwegian Cruise Line Holdings, Ltd.[1,2]	5,159,551	63,153
Darden Restaurants, Inc.	387,870	53,654
O’Reilly Automotive, Inc.[1]	63,500	53,596
Booking Holdings, Inc.[1]	25,450	51,289
Salvatore Ferragamo SpA	2,174,477	38,488
Toll Brothers, Inc.	744,683	37,175
YUM! Brands, Inc.	275,700	35,312
Floor & Decor Holdings, Inc., Class A1	420,000	29,245
Polaris, Inc.	280,000	28,280
adidas AG	200,959	27,433
Caesars Entertainment, Inc.[1]	653,214	27,174
Adient PLC[1]	722,000	25,046
VF Corp.	872,859	24,100
General Motors Company	660,000	22,202
LGI Homes, Inc.[1]	181,100	16,770
YETI Holdings, Inc.[1]	405,000	16,730
Hilton Worldwide Holdings, Inc.	100,828	12,741
		5,233,271

Communication services 12.87%
Meta Platforms, Inc., Class A1	9,903,206	1,191,752
Netflix, Inc.[1]	3,896,520	1,149,006
Alphabet, Inc., Class C1	5,949,690	527,916
Alphabet, Inc., Class A1	2,232,320	196,958
Charter Communications, Inc., Class A1	469,410	159,177
Verizon Communications, Inc.	3,720,000	146,568
Take-Two Interactive Software, Inc.[1]	1,177,716	122,635
Snap, Inc., Class A, nonvoting shares[1]	11,280,711	100,962
Frontier Communications Parent, Inc.[1]	3,168,010	80,721
T-Mobile US, Inc.[1]	543,849	76,139
Comcast Corp., Class A	1,822,263	63,724
Pinterest, Inc., Class A1	1,752,664	42,555
Electronic Arts, Inc.	304,581	37,214
Iridium Communications, Inc.[1]	604,439	31,068
Tencent Holdings, Ltd.	605,000	25,714
ZoomInfo Technologies, Inc.[1]	785,400	23,648
		3,975,757

Industrials 10.90%
Uber Technologies, Inc.[1]	14,666,767	362,709
TransDigm Group, Inc.	562,400	354,115
Carrier Global Corp.	7,599,761	313,490
Jacobs Solutions, Inc.	2,554,200	306,683
Delta Air Lines, Inc.[1]	7,215,000	237,085
United Rentals, Inc.[1]	462,000	164,204
Caterpillar, Inc.	676,300	162,014
Waste Connections, Inc.	1,101,159	145,970
MTU Aero Engines AG	541,769	117,261
General Electric Co.	1,368,072	114,631
Airbus SE, non-registered shares	955,893	113,658
Ryanair Holdings PLC (ADR)[1]	1,500,325	112,164
Ryanair Holdings PLC[1]	96,554	1,264
Robert Half International, Inc.	1,323,800	97,736
Old Dominion Freight Line, Inc.	329,800	93,591
Boeing Company[1]	395,000	75,243
United Airlines Holdings, Inc.[1]	1,695,914	63,936
Middleby Corp.[1]	449,500	60,188
Axon Enterprise, Inc.[1]	347,957	57,736
Equifax, Inc.	290,691	56,499
Northrop Grumman Corp.	98,700	53,852
Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Canadian Pacific Railway, Ltd.	496,000	$36,997
AMETEK, Inc.	253,600	35,433
Rockwell Automation	129,246	33,290
HEICO Corp.	195,000	29,960
Advanced Drainage Systems, Inc.	350,426	28,724
ITT, Inc.	343,000	27,817
Armstrong World Industries, Inc.	374,203	25,666
Safran SA	185,870	23,227
Saia, Inc.[1]	75,433	15,817
		3,368,401

Energy 5.92%
Halliburton Company	12,143,661	477,853
Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
Schlumberger, Ltd.	2,340,000	125,096
Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
Permian Resources Corp., Class A	11,260,000	105,844
Tourmaline Oil Corp.	1,838,700	92,777
TotalEnergies SE	1,469,000	91,688
EQT Corp.	2,268,000	76,726
Pioneer Natural Resources Company	328,000	74,912
EOG Resources, Inc.	466,699	60,447
ConocoPhillips	472,041	55,701
MEG Energy Corp.[1]	3,810,000	53,042
Hess Corp.	354,000	50,204
Coterra Energy, Inc.	1,275,197	31,332
Range Resources Corp.	907,000	22,693
Suncor Energy, Inc.	540,794	17,154
Equitrans Midstream Corp.	936,942	6,278
		1,829,309

Financials 5.82%
Bank of America Corp.	14,780,700	489,537
Capital One Financial Corp.	1,399,000	130,051
First Republic Bank	943,211	114,968
KKR & Co., Inc.	2,409,043	111,828
Apollo Asset Management, Inc.	1,557,942	99,381
T. Rowe Price Group, Inc.	642,000	70,017
MSCI, Inc.	146,390	68,096
Marsh & McLennan Companies, Inc.	403,461	66,765
Western Alliance Bancorporation	1,071,775	63,835
Wells Fargo & Company	1,511,200	62,397
Blackstone, Inc., nonvoting shares	738,000	54,752
Signature Bank	446,233	51,415
S&P Global, Inc.	141,000	47,227
Aon PLC, Class A	155,700	46,732
JPMorgan Chase & Co.	313,702	42,067
Morgan Stanley	426,474	36,259
Progressive Corp.	265,951	34,496
Blue Owl Capital, Inc., Class A	2,891,712	30,652
Arch Capital Group, Ltd.[1]	458,700	28,797
Goldman Sachs Group, Inc.	74,300	25,513
Tradeweb Markets, Inc., Class A	390,000	25,323
Ares Management Corp., Class A	310,500	21,251
SVB Financial Group[1]	87,300	20,091
Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
Brookfield Corp., Class A	585,103	18,407
Trupanion, Inc.[1,2]	287,655	13,672
Brookfield Asset Management, Ltd., Class A	146,275	4,194
		1,796,618

American Funds Insurance Series	61

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 3.15%
Silgan Holdings, Inc.	2,858,000	$148,159
Wheaton Precious Metals Corp.	3,674,000	143,580
Linde PLC	373,860	121,946
Grupo México, SAB de CV, Series B	25,356,800	89,018
Barrick Gold Corp.	4,058,000	69,716
CF Industries Holdings, Inc.	743,000	63,304
ATI, Inc.[1]	2,070,860	61,836
Royal Gold, Inc.	517,000	58,276
Franco-Nevada Corp.	390,000	53,163
Nutrien, Ltd. (CAD denominated)	665,949	48,618
Steel Dynamics, Inc.	394,900	38,582
Albemarle Corp.	144,809	31,403
Mosaic Co.	678,459	29,764
Summit Materials, Inc., Class A	570,855	16,206
		973,571

Consumer staples 2.28%
Costco Wholesale Corp.	253,000	115,494
British American Tobacco PLC	2,768,763	109,850
Performance Food Group Co.[1]	1,743,000	101,774
Constellation Brands, Inc., Class A	334,017	77,408
Archer Daniels Midland Company	784,800	72,869
Altria Group, Inc.	1,440,000	65,822
Monster Beverage Corp.[1]	577,600	58,644
Estée Lauder Companies, Inc., Class A	211,111	52,379
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
Philip Morris International, Inc.	201,113	20,355
		705,941

Utilities 0.79%
PG&E Corp.[1]	9,227,065	150,032
AES Corp.	1,085,884	31,230
CenterPoint Energy, Inc.	953,746	28,603
Constellation Energy Corp.	242,227	20,882
Edison International	199,191	12,673
		243,420

Real estate 0.11%
Equinix, Inc. REIT	51,784	33,920

Total common stocks (cost: $20,777,099,000)		29,698,217

Preferred securities 0.19%
Information technology 0.16%
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,501
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,385
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,469
		49,721

Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	5,775
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		8,415

Total preferred securities (cost: $68,091,000)		58,136

62	American Funds Insurance Series

Growth Fund (continued)

Convertible stocks 0.03%	Shares		Value (000)
Financials 0.03%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		125,800	$7,202

Total convertible stocks (cost: $7,758,000)			7,202

Convertible bonds & notes 0.02%	Principal amount (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD	46,459	4,646

Industrials 0.01%
Einride AB, convertible notes, 7.00% 2/1/2023[3,4]		2,500	2,500

Total convertible bonds & notes (cost: $46,042,000)			7,146

Bonds, notes & other debt instruments 0.05%
Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		19,060	15,245

Total bonds, notes & other debt instruments (cost: $14,159,000)			15,245

Short-term securities 3.86%	Shares
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7,8]		11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 4.31%[7,8,9]		244,125	24,410
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]		13,667,057	13,667
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]		12,203,079	12,203
			50,280

Total short-term securities (cost: $1,192,617,000)			1,192,835
Total investment securities 100.27% (cost: $22,105,766,000)			30,978,781
Other assets less liabilities (0.27)%			(82,433)

Net assets 100.00%			$30,896,348

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7]	$1,610,187	$4,675,615		$5,142,944	$(325)	$22	$1,142,555	$22,361
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%[7,9]	20,304	4,106	[10]				24,410	—	[11]
Total 3.78%					$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series	63

Growth Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Verily Life Sciences, LLC[1,3]	12/21/2018	$37,000	$45,222	.14%
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,501	.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,469	.00
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	5,775	.02
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
Einride AB, convertible notes, 7.00% 2/1/2023[3]	1/7/2022	2,500	2,500	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-11/3/2022	43,542	4,646	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,385	.01
Total		$135,750	$93,842	.30%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%	Shares	Value (000)
Industrials 16.64%
Recruit Holdings Co., Ltd.	7,310,189	$232,492
Airbus SE, non-registered shares	1,657,958	197,135
Safran SA	718,500	89,786
Melrose Industries PLC	36,613,980	59,524
Siemens AG	418,132	58,034
MTU Aero Engines AG	229,720	49,721
Ashtead Group PLC	645,000	36,847
DSV A/S	230,223	36,515
NIBE Industrier AB, Class B	3,878,804	36,271
Thales SA	271,438	34,700
Techtronic Industries Co., Ltd.	2,724,000	30,332
Legrand SA	358,100	28,833
International Container Terminal Services, Inc.	7,953,240	28,625
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
Diploma PLC	540,545	18,165
Rumo SA	5,039,366	17,763
Grab Holdings, Ltd., Class A1	5,356,295	17,247
Brenntag SE	259,299	16,578
CCR SA, ordinary nominative shares	5,580,000	11,435
SMC Corp.	26,900	11,385
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	11,000
Kingspan Group PLC	153,796	8,281
Larsen & Toubro, Ltd.	327,351	8,232
Bureau Veritas SA	292,900	7,709
AB Volvo, Class B	396,824	7,185
LIXIL Corp.	441,700	6,731
Fluidra, SA, non-registered shares	432,985	6,715
BAE Systems PLC	617,024	6,377
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578
		1,118,124

Information technology 13.74%
SK hynix, Inc.	3,255,725	195,968
Shopify, Inc., Class A, subordinate voting shares[1]	4,215,370	146,315
ASML Holding NV	210,218	113,792
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
Nice, Ltd. (ADR)[1]	432,150	83,102
Fujitsu, Ltd.	437,900	57,990
Lasertec Corp.	320,511	53,238
Samsung Electronics Co., Ltd.	631,500	27,848
NXP Semiconductors NV	173,200	27,371
Disco Corp.	65,800	18,915
Atlassian Corp., Class A1	107,001	13,769
OBIC Co., Ltd.	83,700	12,374
Constellation Software, Inc.	7,730	12,069
TELUS International (Cda), Inc., subordinate voting shares[1]	526,752	10,424
Suse SA1,2	576,586	10,410
Kingdee International Software Group Co., Ltd.[1]	4,786,000	10,188
Dassault Systemes SE	277,000	9,991
ASM International NV	25,152	6,368
Infosys, Ltd.	329,392	5,967
Tata Consultancy Services, Ltd.	113,863	4,483
Canva, Inc.[1,3,4]	4,819	4,282
PagSeguro Digital, Ltd., Class A1	426,548	3,728
		923,342

Health care 12.52%
Daiichi Sankyo Company, Ltd.	9,749,808	312,457
Novo Nordisk A/S, Class B	1,255,260	169,962
Olympus Corp.	5,808,100	102,662
Bayer AG	841,261	43,436

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Siemens Healthineers AG	833,668	$41,705
Grifols, SA, Class A, non-registered shares[1]	2,789,283	32,345
Grifols, SA, Class B (ADR)[1]	793,690	6,747
WuXi Biologics (Cayman), Inc.[1]	2,504,066	19,224
HOYA Corp.	198,300	19,187
M3, Inc.	644,835	17,566
EssilorLuxottica	80,200	14,604
Insulet Corp.[1]	46,653	13,734
Takeda Pharmaceutical Company, Ltd.	361,300	11,285
Hapvida Participações e Investimentos SA1	8,863,653	8,528
Ambu AS, Class B, non-registered shares[1]	662,880	8,411
Eurofins Scientific SE, non-registered shares	98,473	7,091
WuXi AppTec Co., Ltd., Class A	288,960	3,345
WuXi AppTec Co., Ltd., Class H	312,000	3,297
bioMérieux SA	58,300	6,131
		841,717

Materials 10.64%
First Quantum Minerals, Ltd.	10,951,800	228,823
Fortescue Metals Group, Ltd.	12,796,750	178,403
Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
Vale SA, ordinary nominative shares	770,681	12,974
Shin-Etsu Chemical Co., Ltd.	563,500	68,654
JSR Corp.	1,681,700	33,144
Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
Wacker Chemie AG	147,773	18,887
Linde PLC	35,287	11,510
Koninklijke DSM NV	93,550	11,469
BASF SE	136,760	6,789
Yunnan Energy New Material Co., Ltd., Class A	19,136	362
		714,773

Energy 10.48%
Reliance Industries, Ltd.	9,393,560	288,158
Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
Neste OYJ	1,756,952	81,150
Woodside Energy Group, Ltd.	3,071,566	74,317
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
TotalEnergies SE	1,147,298	71,609
Shell PLC (GBP denominated)	573,839	16,307
Cenovus Energy, Inc. (CAD denominated)	725,880	14,084
		703,998

Consumer discretionary 9.06%
MercadoLibre, Inc.[1]	128,451	108,700
Evolution AB	960,556	93,812
Sony Group Corp.	920,500	70,194
Galaxy Entertainment Group, Ltd.	9,204,000	60,944
LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
Flutter Entertainment PLC[1]	313,163	42,911
Ferrari NV (EUR denominated)	177,292	37,933
Kering SA	70,951	36,312
Maruti Suzuki India, Ltd.	303,300	30,675
Entain PLC	1,832,094	29,375
Coupang, Inc., Class A1	1,304,214	19,185
Mercedes-Benz Group AG	136,786	8,976
InterContinental Hotels Group PLC	155,468	8,949
Aptiv PLC[1]	84,000	7,823
		608,588

66	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 9.05%
Kotak Mahindra Bank, Ltd.	7,207,964	$158,591
AIA Group, Ltd.	12,210,576	134,524
Aegon NV	12,263,736	62,212
HDFC Bank, Ltd.	2,216,455	43,632
HDFC Bank, Ltd. (ADR)	207,750	14,212
Nu Holdings, Ltd., Class A1	8,115,368	33,030
Bajaj Finance, Ltd.	396,342	31,369
ING Groep NV	2,331,678	28,447
Axis Bank, Ltd.	1,917,190	21,549
FinecoBank SpA	1,211,135	20,184
Futu Holdings, Ltd. (ADR)[1]	375,890	15,280
China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
Allfunds Group PLC	1,266,915	8,853
Bajaj Finserv, Ltd.	325,950	6,074
XP, Inc., Class A1	292,000	4,479
		608,098

Communication services 6.20%
Sea, Ltd., Class A (ADR)[1]	3,557,478	185,096
Bharti Airtel, Ltd.	12,732,125	123,766
Bharti Airtel, Ltd., interim shares	836,308	4,373
Universal Music Group NV	1,717,633	41,462
Informa PLC	3,630,108	27,216
Ubisoft Entertainment SA1	518,403	14,715
Singapore Telecommunications, Ltd.	5,800,500	11,136
Vivendi SE	907,392	8,683
Yandex NV, Class A1,3	313,000	—	[5]
		416,447

Consumer staples 4.31%
Kweichow Moutai Co., Ltd., Class A	224,223	55,485
Danone SA	878,392	46,277
Seven & i Holdings Co., Ltd.	984,200	42,102
Treasury Wine Estates, Ltd.	4,139,490	38,250
British American Tobacco PLC	911,000	36,144
Kobe Bussan Co., Ltd.	754,900	21,791
CP ALL PCL, foreign registered shares	9,053,300	17,849
Nestlé SA	78,463	9,061
Dabur India, Ltd.	933,875	6,324
Shiseido Company, Ltd.	122,000	6,012
Essity Aktiebolag, Class B	211,237	5,544
Pernod Ricard SA	22,974	4,516
Diageo PLC	13,194	583
		289,938

Utilities 1.77%
ENN Energy Holdings, Ltd.	8,532,700	119,038

Real estate 0.58%
ESR Group, Ltd.	14,852,600	31,175
Ayala Land, Inc.	14,181,500	7,891
		39,066

Total common stocks (cost: $5,702,657,000)		6,383,129

Preferred securities 0.79%
Health care 0.29%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	19,221

American Funds Insurance Series	67

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Energy 0.20%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829

Financials 0.16%
Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635

Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	88,248	8,953

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	375
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	16
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		392

Total preferred securities (cost: $78,028,000)		53,030

Rights & warrants 0.13%
Health care 0.13%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,6]	729,706	8,446

Total rights & warrants (cost: $8,772,000)		8,446

Short-term securities 4.57%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7,8]	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	603,851	604
Capital Group Central Cash Fund 4.31%[7,8,9]	4,223	422
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	420,189	420
		1,446

Total short-term securities (cost: $307,420,000)		307,469
Total investment securities 100.48% (cost: $6,096,877,000)		6,752,074
Other assets less liabilities (0.48)%		(32,493)

Net assets 100.00%		$6,719,581

68	American Funds Insurance Series

International Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7]	$977,398	$1,494,158	$2,165,364		$(112)	$(57)	$306,023	$9,392
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,9]	34,059		33,637	[10]			422	—	[11]
Total 4.56%					$(112)	$(57)	$306,445	$9,392

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$4,282	.06%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	375	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	16	.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00
Total		$8,967	$4,674	.07%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented .13% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%	Shares	Value (000)
Information technology 14.17%
Microsoft Corp.	343,380	$82,348
Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
Broadcom, Inc.	50,719	28,359
ASML Holding NV	52,210	28,261
Micron Technology, Inc.	505,143	25,247
Wolfspeed, Inc.[1]	312,105	21,548
Mastercard, Inc., Class A	47,073	16,369
Apple, Inc.	114,398	14,864
Tata Consultancy Services, Ltd.	274,095	10,793
Visa, Inc., Class A	50,545	10,501
Keyence Corp.	23,700	9,279
Infosys, Ltd. (ADR)	342,942	6,176
Infosys, Ltd.	131,247	2,378
SAP SE	70,089	7,233
Silergy Corp.	459,376	6,514
Synopsys, Inc.[1]	20,004	6,387
TELUS International (Cda), Inc., subordinate voting shares[1]	321,870	6,370
Samsung Electronics Co., Ltd.	143,145	6,312
NVIDIA Corp.	42,638	6,231
EPAM Systems, Inc.[1]	18,611	6,100
PagSeguro Digital, Ltd., Class A1	674,012	5,891
Edenred SA	100,382	5,462
Accenture PLC, Class A	20,142	5,375
Network International Holdings PLC[1]	1,472,831	5,275
Nokia Corp.	1,113,649	5,174
Tokyo Electron, Ltd.	15,700	4,664
Nice, Ltd. (ADR)[1]	23,806	4,578
Kingdee International Software Group Co., Ltd.[1]	2,128,000	4,530
Lasertec Corp.	27,100	4,501
Amadeus IT Group SA, Class A, non-registered shares[1]	70,704	3,646
Applied Materials, Inc.	36,011	3,507
MediaTek, Inc.	142,000	2,884
ASM International NV	10,858	2,749
SK hynix, Inc.	41,006	2,468
Trimble, Inc.[1]	41,404	2,093
Logitech International SA	31,053	1,927
Euronet Worldwide, Inc.[1]	19,369	1,828
KLA Corp.	4,743	1,788
Coforge, Ltd.	33,028	1,544
Cognizant Technology Solutions Corp., Class A	25,905	1,482
Globant SA1	8,094	1,361
Hamamatsu Photonics KK	25,400	1,222
Hundsun Technologies, Inc., Class A	198,090	1,153
Atlassian Corp., Class A1	8,731	1,124
VeriSign, Inc.[1]	4,446	913
MKS Instruments, Inc.	8,486	719
StoneCo, Ltd., Class A1	67,249	635
Autodesk, Inc.[1]	3,359	628
Disco Corp.	2,100	604
Advanced Micro Devices, Inc.[1]	8,455	548
Canva, Inc.[1,2,3]	385	342
Intel Corp.	3,575	95
		436,824

Financials 13.94%
Kotak Mahindra Bank, Ltd.	2,819,943	62,045
AIA Group, Ltd.	4,251,600	46,840
Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
HDFC Bank, Ltd.	1,423,436	28,021
B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
Capitec Bank Holdings, Ltd.	206,384	22,575
Bajaj Finance, Ltd.	215,621	17,066

70	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank, Ltd.	967,310	$10,368
ICICI Bank, Ltd. (ADR)	290,583	6,361
AU Small Finance Bank, Ltd.	1,923,084	15,145
Bank Central Asia Tbk PT	20,947,600	11,484
UniCredit SpA	750,471	10,672
Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
Nu Holdings, Ltd., Class A1	2,383,890	9,702
Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
XP, Inc., Class A1	602,058	9,236
China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
Discovery, Ltd.[1]	1,031,032	7,486
Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
Bank of Baroda	2,476,327	5,528
Moody’s Corp.	17,666	4,922
United Overseas Bank, Ltd.	191,900	4,401
Canara Bank	1,094,165	4,386
Erste Group Bank AG	135,838	4,332
East Money Information Co., Ltd., Class A	1,416,356	3,955
Alpha Services and Holdings SA1	3,535,444	3,772
Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
Bajaj Finserv, Ltd.	176,756	3,294
Standard Bank Group, Ltd.	330,214	3,261
Aon PLC, Class A	10,455	3,138
DBS Group Holdings, Ltd.	122,873	3,111
Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
Bank of Ningbo Co., Ltd., Class A	498,700	2,329
S&P Global, Inc.	6,883	2,305
National Bank of Greece SA1	482,747	1,931
Piramal Enterprises, Ltd.	169,260	1,690
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,294,654	1,515
Lufax Holding, Ltd. (ADR)	751,404	1,458
China Construction Bank Corp., Class H	2,110,000	1,322
TISCO Financial Group PCL, foreign registered shares	343,800	983
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
HDFC Life Insurance Company, Ltd.	23,813	162
Moscow Exchange MICEX-RTS PJSC[1,2]	438,203	—	[4]
Sberbank of Russia PJSC[1,2]	2,662,164	—	[4]
		429,885

Health care 13.14%
Novo Nordisk A/S, Class B	469,272	63,539
Thermo Fisher Scientific, Inc.	72,737	40,056
Eli Lilly and Company	98,730	36,119
AstraZeneca PLC	199,832	27,120
Max Healthcare Institute, Ltd.[1]	4,642,420	24,670
PerkinElmer, Inc.	129,804	18,201
Abbott Laboratories	165,381	18,157
BeiGene, Ltd. (ADR)[1]	65,681	14,446
BeiGene, Ltd.[1]	44,100	753
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
EssilorLuxottica	72,078	13,125
Danaher Corp.	48,758	12,941
Rede D’Or Sao Luiz SA	1,633,717	9,153
Hypera SA, ordinary nominative shares	1,024,373	8,770
Pfizer, Inc.	167,880	8,602
Laurus Labs, Ltd.	1,901,101	8,597
WuXi Biologics (Cayman), Inc.[1]	1,102,600	8,465

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CSL, Ltd.	41,156	$8,025
Olympus Corp.	386,100	6,825
Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
CanSino Biologics, Inc., Class H	673,696	5,763
WuXi AppTec Co., Ltd., Class H	268,500	2,837
WuXi AppTec Co., Ltd., Class A	203,359	2,354
Siemens Healthineers AG	100,533	5,029
Hapvida Participações e Investimentos SA1	4,948,421	4,761
Zoetis, Inc., Class A	31,997	4,689
Innovent Biologics, Inc.[1]	1,062,373	4,561
Straumann Holding AG	28,092	3,181
Legend Biotech Corp. (ADR)[1]	63,359	3,163
Hutchmed China, Ltd.[1,5]	786,002	2,418
Shionogi & Co., Ltd.	46,400	2,308
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	238,996	2,180
Mettler-Toledo International, Inc.[1]	1,435	2,074
OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
Align Technology, Inc.[1]	7,299	1,539
Asahi Intecc Co., Ltd.	91,600	1,510
Genus PLC	40,970	1,477
Angelalign Technology, Inc.	85,000	1,340
Medtronic PLC	16,413	1,276
Merck KGaA	5,502	1,066
Bayer AG	16,010	827
Zai Lab, Ltd. (ADR)[1]	16,060	493
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272
		405,179

Industrials 10.83%
Airbus SE, non-registered shares	370,290	44,028
General Electric Co.	229,310	19,214
Larsen & Toubro, Ltd.	722,885	18,180
Safran SA	141,435	17,674
IMCD NV	113,074	16,151
DSV A/S	97,381	15,445
Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
Copa Holdings, SA, Class A1	172,274	14,328
Carrier Global Corp.	342,044	14,109
International Container Terminal Services, Inc.	3,660,200	13,173
Grab Holdings, Ltd., Class A1	3,941,298	12,691
Rumo SA	3,544,401	12,493
Caterpillar, Inc.	38,431	9,207
ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
Daikin Industries, Ltd.	45,200	6,953
Mitsui & Co., Ltd.	239,100	6,952
InPost SA1	768,099	6,492
TransDigm Group, Inc.	9,831	6,190
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
Thales SA	39,462	5,045
Interpump Group SpA	109,354	4,954
Boeing Company[1]	25,403	4,839
Raytheon Technologies Corp.	39,064	3,942
Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
Wizz Air Holdings PLC[1]	153,309	3,512
Siemens AG	24,155	3,353
Centre Testing International Group Co., Ltd.	953,496	3,059
SMC Corp.	7,000	2,963
BAE Systems PLC	273,358	2,825
Spirax-Sarco Engineering PLC	21,156	2,718
Epiroc AB, Class B	153,337	2,472
Bharat Electronics, Ltd.	1,997,357	2,412

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Legrand SA	28,999	$2,335
Bureau Veritas SA	85,112	2,240
ABB, Ltd.	71,165	2,168
AirTAC International Group	70,000	2,119
Techtronic Industries Co., Ltd.	180,500	2,010
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
Hitachi, Ltd.	32,800	1,651
Atlas Copco AB, Class B	128,644	1,374
Nidec Corp.	25,100	1,307
Haitian International Holdings, Ltd.	485,000	1,297
Experian PLC	27,683	942
CCR SA, ordinary nominative shares	343,384	704
Vicor Corp.[1]	8,616	463
Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434
		333,964

Consumer discretionary 10.70%
LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
MercadoLibre, Inc.[1]	33,916	28,701
Midea Group Co., Ltd., Class A	3,015,168	22,397
Hermès International	13,597	20,982
Evolution AB	195,296	19,073
Li Ning Co., Ltd.	2,222,001	19,068
Galaxy Entertainment Group, Ltd.	2,661,000	17,620
General Motors Company	464,326	15,620
H World Group, Ltd. (ADR)	205,118	8,701
H World Group, Ltd.	611,320	2,631
YUM! Brands, Inc.	70,324	9,007
Trip.com Group, Ltd. (ADR)[1]	243,784	8,386
Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
Kering SA	13,551	6,935
NIKE, Inc., Class B	56,533	6,615
Jumbo SA	367,791	6,278
Astra International Tbk PT	16,312,800	5,943
IDP Education, Ltd.	294,204	5,437
Industria de Diseño Textil, SA	198,585	5,288
Marriott International, Inc., Class A	35,444	5,277
JD.com, Inc., Class A	181,431	5,100
Titan Co., Ltd.	153,168	4,794
Tesla, Inc.[1]	36,323	4,474
adidas AG	32,573	4,447
Prosus NV, Class N	63,003	4,325
Alibaba Group Holding, Ltd.[1]	377,472	4,168
Americanas SA, ordinary nominative shares	1,839,202	3,362
Lear Corp.	22,412	2,779
Airbnb, Inc., Class A1	32,220	2,755
Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	2,734
Maruti Suzuki India, Ltd.	24,671	2,495
Aptiv PLC[1]	23,648	2,202
Booking Holdings, Inc.[1]	1,083	2,183
InterContinental Hotels Group PLC	37,749	2,173
JD Health International, Inc.[1]	233,200	2,133
Naspers, Ltd., Class N	10,720	1,767
Stellantis NV	121,859	1,726
Inchcape PLC	158,322	1,563
Shangri-La Asia, Ltd.[1]	1,882,000	1,542
Magazine Luiza SA1	2,856,097	1,482
Levi Strauss & Co., Class A	89,390	1,387
Sands China, Ltd.[1]	367,200	1,216
Renault SA1	31,040	1,034
FSN E-Commerce Ventures, Ltd.	499,594	932
Flutter Entertainment PLC[1]	6,201	850

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Cie. Financière Richemont SA, Class A	6,488	$840
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
Jiumaojiu International Holdings, Ltd.	196,000	517
Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
Ozon Holdings PLC (ADR)[1,2]	209,599	—	[4]
		330,035

Materials 7.96%
Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
Vale SA, ordinary nominative shares	1,563,228	26,316
First Quantum Minerals, Ltd.	1,427,502	29,826
Freeport-McMoRan, Inc.	632,561	24,037
Asian Paints, Ltd.	524,675	19,588
Albemarle Corp.	72,979	15,826
Linde PLC	43,780	14,280
Sika AG	54,150	13,066
Pidilite Industries, Ltd.	359,013	11,037
Barrick Gold Corp.	348,685	5,990
Shin-Etsu Chemical Co., Ltd.	46,300	5,641
LANXESS AG	133,996	5,408
Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
Wacker Chemie AG	33,237	4,248
Gerdau SA (ADR)	743,704	4,120
Givaudan SA	1,316	4,012
Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
Fresnillo PLC	299,094	3,247
Jindal Steel & Power, Ltd.	427,648	2,989
Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
Wheaton Precious Metals Corp.	52,459	2,050
OCI NV	50,734	1,810
Amcor PLC (CDI)	142,086	1,703
Arkema SA	18,241	1,645
CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
Umicore SA	37,150	1,371
Koninklijke DSM NV	11,145	1,366
Grupo México, SAB de CV, Series B	372,626	1,308
Corteva, Inc.	19,893	1,169
Glencore PLC	166,729	1,115
Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
BASF SE	13,092	650
Navin Fluorine International, Ltd.	7,411	364
Polymetal International PLC[1]	76,572	228
Alrosa PJSC[1,2]	1,123,215	—	[4]
		245,478

Consumer staples 6.23%
Kweichow Moutai Co., Ltd., Class A	119,607	29,597
ITC, Ltd.	4,065,758	16,297
Bunge, Ltd.	149,915	14,957
Anheuser-Busch InBev SA/NV	179,767	10,807
Nestlé SA	92,198	10,648
Constellation Brands, Inc., Class A	41,910	9,713
Philip Morris International, Inc.	89,011	9,009
Varun Beverages, Ltd.	520,713	8,291
Ajinomoto Co., Inc.	270,999	8,263
Monster Beverage Corp.[1]	79,331	8,054
Carlsberg A/S, Class B	47,845	6,334
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
Pernod Ricard SA	31,035	6,100
Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
Avenue Supermarts, Ltd.[1]	96,957	4,752
Japan Tobacco, Inc.	232,900	4,709

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	559,188	$4,541
Dabur India, Ltd.	536,320	3,632
Uni-Charm Corp.	86,000	3,298
Mondelez International, Inc.	48,376	3,224
British American Tobacco PLC	57,762	2,292
L’Oréal SA, non-registered shares	6,141	2,203
Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
Proya Cosmetics Co., Ltd., Class A	83,620	2,015
Danone SA	34,906	1,839
United Spirits, Ltd.[1]	150,135	1,593
Essity Aktiebolag, Class B	59,261	1,555
Monde Nissin Corp.	7,788,000	1,553
Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
Reckitt Benckiser Group PLC	18,928	1,317
Diageo PLC	9,646	426
X5 Retail Group NV (GDR)[1,2]	88,147	—	[4]
		192,022

Communication services 5.12%
Sea, Ltd., Class A (ADR)[1]	440,837	22,937
Alphabet, Inc., Class C1	170,931	15,167
Alphabet, Inc., Class A1	70,628	6,231
Bharti Airtel, Ltd.	1,936,137	18,821
Bharti Airtel, Ltd., interim shares	80,154	419
Tencent Holdings, Ltd.	398,700	16,946
MTN Group, Ltd.	1,937,113	14,510
América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
Netflix, Inc.[1]	32,399	9,554
Meta Platforms, Inc., Class A1	66,844	8,044
Telefónica, SA, non-registered shares	2,013,890	7,294
NetEase, Inc.	215,200	3,137
NetEase, Inc. (ADR)	26,801	1,946
Vodafone Group PLC	4,478,968	4,540
Indus Towers, Ltd.	1,704,995	3,916
Activision Blizzard, Inc.	51,137	3,914
Singapore Telecommunications, Ltd.	1,920,800	3,688
JCDecaux SE1	88,804	1,689
Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
TIM SA	649,389	1,525
Informa PLC	166,372	1,247
Sitios Latinoamerica, SAB de CV, Class B1[1]	531,908	255
Yandex NV, Class A1,2	378,730	—	[4]
		157,953

Energy 4.96%
Reliance Industries, Ltd.	1,922,257	58,967
TotalEnergies SE	429,775	26,824
Baker Hughes Co., Class A	400,704	11,833
New Fortress Energy, Inc., Class A	199,711	8,472
BP PLC	1,438,591	8,366
Exxon Mobil Corp.	66,625	7,349
Hess Corp.	42,526	6,031
Cheniere Energy, Inc.	33,338	4,999
Aker BP ASA	160,241	4,995
Chevron Corp.	24,508	4,399
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
Shell PLC (GBP denominated)	88,634	2,519
INPEX Corp.	229,000	2,444
TechnipFMC PLC[1]	171,689	2,093

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Galp Energia, SGPS, SA, Class B	76,673	$1,037
Gazprom PJSC[2]	945,858	—	[4]
Rosneft Oil Co. PJSC[2]	588,661	—	[4]
		152,890

Utilities 1.73%
ENN Energy Holdings, Ltd.	1,596,100	22,267
AES Corp.	494,900	14,233
Engie SA	433,528	6,210
Enel SpA	717,325	3,858
Power Grid Corporation of India, Ltd.	1,407,075	3,622
China Resources Gas Group, Ltd.	848,600	3,161
China Gas Holdings, Ltd.	67,400	97
		53,448

Real estate 1.59%
Macrotech Developers, Ltd.[1]	1,294,321	17,070
American Tower Corp. REIT	36,333	7,698
ESR Group, Ltd.	2,725,200	5,720
CK Asset Holdings, Ltd.	920,500	5,667
BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
CTP NV	192,994	2,273
Embassy Office Parks REIT	367,228	1,490
China Overseas Land & Investment, Ltd.	222,115	586
Country Garden Services Holdings Co., Ltd.	180,000	446
Ayala Land, Inc.	198,600	110
		49,121

Total common stocks (cost: $2,233,829,000)		2,786,799

Preferred securities 1.05%
Consumer discretionary 0.38%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	43,971	4,461
Getir BV, Series D, preferred shares[1,2,3]	7,768	3,736
Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346
		11,543

Materials 0.28%
Gerdau SA, preferred nominative shares	1,533,179	8,529

Real estate 0.17%
QuintoAndar, Ltd., Series E, preferred shares[1,2,3]	32,657	4,267
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3]	8,400	1,098
		5,365

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
Banco Bradesco SA, preferred nominative shares	619,768	1,778
		4,102

Energy 0.06%
Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725
		1,929

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	71,554	605

76	American Funds Insurance Series

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]		169,406	$235

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,3]		34	30
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]		1	1
			31

Total preferred securities (cost: $30,813,000)			32,339

Rights & warrants 0.00%
Materials 0.00%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]		43,474	172

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		37,386	31

Total rights & warrants (cost: $183,000)			203

Bonds, notes & other debt instruments 3.26%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.66%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[6]	USD	1,000	899
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		885	732
Angola (Republic of) 8.25% 5/9/2028		500	457
Angola (Republic of) 8.00% 11/26/2029[6]		1,100	968
Angola (Republic of) 8.75% 4/14/2032[6]		280	243
Argentine Republic 1.00% 7/9/2029		32	9
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]		5,341	1,454
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]		2,217	568
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]		1,318	420
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		5,279	1,502
Armenia (Republic of) 7.15% 3/26/2025		290	294
Bahrain (Kingdom of) 6.75% 9/20/2029[6]		200	200
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL	19,869	3,461
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		16,377	3,109
Chile (Republic of) 3.10% 5/7/2041	USD	375	271
Chile (Republic of) 4.34% 3/7/2042		645	547
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	36,200	5,205
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		34,650	5,410
Colombia (Republic of) 4.50% 1/28/2026	USD	280	264
Colombia (Republic of) 3.25% 4/22/2032		700	511
Colombia (Republic of) 8.00% 4/20/2033		200	201
Colombia (Republic of) 7.375% 9/18/2037		1,090	1,025
Colombia (Republic of) 5.625% 2/26/2044		520	384
Colombia (Republic of) 5.20% 5/15/2049		755	517
Colombia (Republic of) 4.125% 5/15/2051		350	211
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	127
Dominican Republic 6.875% 1/29/2026	USD	370	374
Dominican Republic 8.625% 4/20/2027[6]		575	600
Dominican Republic 5.50% 2/22/2029[6]		275	254
Dominican Republic 11.375% 7/6/2029	DOP	12,800	221
Dominican Republic 6.00% 2/22/2033[6]	USD	150	136
Dominican Republic 7.45% 4/30/2044[6]		1,125	1,053
Dominican Republic 7.45% 4/30/2044		1,000	936
Dominican Republic 5.875% 1/30/2060[6]		280	206
Egypt (Arab Republic of) 5.875% 2/16/2031[6]		365	255

American Funds Insurance Series	77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	550	$411
Egypt (Arab Republic of) 7.625% 5/29/2032[6]	USD	900	669
Egypt (Arab Republic of) 7.625% 5/29/2032		275	204
Egypt (Arab Republic of) 8.50% 1/31/2047		800	536
Egypt (Arab Republic of) 8.875% 5/29/2050		850	578
Egypt (Arab Republic of) 8.75% 9/30/2051		755	510
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		880	553
Export-Import Bank of India 3.25% 1/15/2030		1,180	1,025
Gabonese Republic 6.95% 6/16/2025		540	513
Gabonese Republic 7.00% 11/24/2031		300	247
Ghana (Republic of) 6.375% 2/11/2027		485	188
Ghana (Republic of) 7.875% 3/26/2027		200	79
Ghana (Republic of) 7.75% 4/7/2029[6]		1,125	423
Ghana (Republic of) 7.625% 5/16/2029		460	174
Ghana (Republic of) 8.125% 3/26/2032		2,130	782
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030		678	547
Honduras (Republic of) 5.625% 6/24/2030[6]		281	227
Indonesia (Republic of) 6.625% 2/17/2037		500	568
Indonesia (Republic of) 5.25% 1/17/2042		840	828
Iraq (Republic of) 6.752% 3/9/2023		960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[6]		800	773
Kazakhstan (Republic of) 6.50% 7/21/2045[6]		800	836
Kenya (Republic of) 6.875% 6/24/2024		200	185
Kenya (Republic of) 8.25% 2/28/2048[6]		1,800	1,402
Mongolia (State of) 8.75% 3/9/2024		370	359
Mongolia (State of) 4.45% 7/7/2031		300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]		880	678
Oman (Sultanate of) 4.875% 2/1/2025[6]		565	556
Oman (Sultanate of) 5.375% 3/8/2027		750	736
Oman (Sultanate of) 6.25% 1/25/2031[6]		600	606
Pakistan (Islamic Republic of) 8.25% 9/30/2025[6]		410	199
Pakistan (Islamic Republic of) 6.00% 4/8/2026[6]		380	153
Pakistan (Islamic Republic of) 6.875% 12/5/2027[6]		1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036		200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051		850	300
Panama (Republic of) 3.75% 4/17/2026[6]		678	639
Panama (Republic of) 4.50% 5/15/2047		1,155	892
Panama (Republic of) 4.50% 4/16/2050		200	152
Panama (Republic of) 4.30% 4/29/2053		400	290
Panama (Republic of) 4.50% 1/19/2063		200	142
Paraguay (Republic of) 4.70% 3/27/2027[6]		400	395
Paraguay (Republic of) 4.95% 4/28/2031		320	310
Peru (Republic of) 3.00% 1/15/2034		425	336
Peru (Republic of) 6.55% 3/14/2037		1,070	1,131
Peru (Republic of) 3.55% 3/10/2051		370	265
Peru (Republic of) 2.78% 12/1/2060		365	214
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	359
Philippines (Republic of) 1.648% 6/10/2031		580	465
Philippines (Republic of) 6.375% 10/23/2034		820	911
Philippines (Republic of) 3.95% 1/20/2040		700	595
Philippines (Republic of) 3.70% 3/1/2041		505	414
Philippines (Republic of) 2.95% 5/5/2045		790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048		200	188
Qatar (State of) 4.50% 4/23/2028[6]		2,000	2,016
Qatar (State of) 4.50% 4/23/2028		600	605
Romania 2.00% 1/28/2032	EUR	1,375	987
Romania 2.00% 4/14/2033		300	207
Romania 5.125% 6/15/2048[6]	USD	500	399
Russian Federation 4.25% 6/23/2027[9]		1,000	430

78	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 4.375% 3/21/2029[6,9]	USD	800	$328
Russian Federation 5.10% 3/28/2035[9]		1,600	656
Russian Federation 5.25% 6/23/2047[9]		1,200	492
Senegal (Republic of) 4.75% 3/13/2028	EUR	950	880
South Africa (Republic of) 5.875% 6/22/2030	USD	1,200	1,120
South Africa (Republic of) 5.875% 4/20/2032		400	362
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]		450	147
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		1,904	614
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		1,270	407
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		471	150
Tunisia (Republic of) 6.75% 10/31/2023	EUR	465	420
Tunisia (Republic of) 6.75% 10/31/2023		310	280
Tunisia (Republic of) 5.625% 2/17/2024		500	422
Tunisia (Republic of) 5.75% 1/30/2025	USD	625	435
Turkey (Republic of) 11.875% 1/15/2030		800	954
Turkey (Republic of) 5.875% 6/26/2031		1,170	963
Turkey (Republic of) 4.875% 4/16/2043		400	261
Turkey (Republic of) 5.75% 5/11/2047		2,005	1,373
Ukraine 8.994% 2/1/2026[9]		600	134
Ukraine 7.75% 9/1/2029[9]		2,328	503
Ukraine 9.75% 11/1/2030[9]		900	187
Ukraine 7.375% 9/25/2034[9]		2,180	416
United Mexican States 4.50% 4/22/2029		300	287
United Mexican States 4.75% 4/27/2032		870	817
United Mexican States 4.75% 3/8/2044		1,090	884
United Mexican States 3.75% 4/19/2071		200	125
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	986
United Mexican States, Series M, 7.75% 5/29/2031		43,000	2,044
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	USD	1,383	121
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		299	26
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		129	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		64	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		170	16
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		319	29
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]		64	5
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		1,149	92
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		950	67
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		106	10
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]		85	7
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		107	10
			82,039

Corporate bonds, notes & loans 0.51%
Energy 0.17%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	225
Oleoducto Central SA 4.00% 7/14/2027		200	177
Petrobras Global Finance Co. 6.85% 6/5/2115		314	266
Petróleos Mexicanos 6.875% 8/4/2026		800	757
Petróleos Mexicanos 6.49% 1/23/2027		1,670	1,525
Petróleos Mexicanos 8.75% 6/2/2029		1,105	1,038
Petróleos Mexicanos 6.70% 2/16/2032		622	490
Petrorio Luxembourg SARL 6.125% 6/9/2026		200	191
PTT Exploration and Production PCL 2.993% 1/15/2030		200	174
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	420
			5,263

American Funds Insurance Series	79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.09%
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	USD	800	$670
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		895	687
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	516
Power Financial Corp., Ltd. 6.15% 12/6/2028		432	439
Power Financial Corp., Ltd. 4.50% 6/18/2029		273	253
Power Financial Corp., Ltd. 3.35% 5/16/2031		310	258
			2,823

Consumer discretionary 0.07%
Alibaba Group Holding, Ltd. 4.20% 12/6/2047		600	461
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	256
Arcos Dorados BV 6.125% 5/27/2029		450	437
Meituan Dianping 3.05% 10/28/2030[6]		800	618
MercadoLibre, Inc. 3.125% 1/14/2031		400	310
Sands China, Ltd. 4.875% 6/18/2030		220	193
			2,275

Materials 0.05%
Braskem Idesa SAPI 7.45% 11/15/2029		775	613
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	237
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	204
Sasol Financing USA, LLC 5.875% 3/27/2024		500	491
			1,545

Utilities 0.04%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		280	244
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	328
Enfragen Energia Sur SA 5.375% 12/30/2030		969	679
			1,251

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		357	238
PLDT, Inc. 2.50% 1/23/2031		210	165
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	369
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	368
			1,140

Consumer staples 0.02%
Marfrig Global Foods SA 3.95% 1/29/2031		320	246
NBM US Holdings, Inc. 6.625% 8/6/2029[3]		420	407
			653

Industrials 0.02%
Mexico City Airport Trust 4.25% 10/31/2026		475	454

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	414

Total corporate bonds, notes & loans			15,818

U.S. Treasury bonds & notes 0.09%

U.S. Treasury 0.09%
U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/2024[10,11]		2,730	2,729

Total bonds, notes & other debt instruments (cost: $123,585,000)			100,586

80	American Funds Insurance Series

New World Fund (continued)

		Value
Short-term securities 5.44%	Shares	(000)
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12,13]	1,673,444	$167,328

Money market investments purchased with collateral from securities on loan 0.01%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[12,14]	149,334	150
Capital Group Central Cash Fund 4.31%[12,13,14]	862	86
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[12,14]	58,955	59
		295

Total short-term securities (cost: $167,602,000)		167,623
Total investment securities 100.12% (cost: $2,556,012,000)		3,087,550
Other assets less liabilities (0.12)%		(3,766)

Net assets 100.00%		$3,083,784

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	40	March 2023	USD	4,514	$(18)
5 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,511)	3
10 Year Euro-Bund Futures	Short	18	March 2023		(2,561)	126
10 Year Ultra U.S. Treasury Note Futures	Short	43	March 2023		(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023		7,118	(48)
						$93

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	77	EUR	73	Goldman Sachs	1/11/2023	$(1)
USD	1,484	EUR	1,409	Goldman Sachs	1/12/2023	(25)
EUR	8	USD	9	Barclays Bank PLC	1/13/2023	— [4]
USD	1,683	EUR	1,593	JPMorgan Chase	1/13/2023	(24)
						$(50)

American Funds Insurance Series	81

New World Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD 2,230	$ 131	$ 129	$ 2

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12]	$216,764	$756,276	$805,673		$(44)	$5	$167,328	$4,331
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[12,14]	4,255		4,169	[15]			86	—	[16]
Total 5.43%					$(44)	$5	$167,414	$4,331

Restricted securities3

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,267	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,098	.04
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,736	.12
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	342	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	30	.00
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00
Total		$11,594	$9,881	.32%

82	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%	Shares	Value (000)
Health care 21.99%
UnitedHealth Group, Inc.	706,573	$374,611
Pfizer, Inc.	5,089,889	260,806
CVS Health Corp.	2,030,283	189,202
Eli Lilly and Company	436,276	159,607
Johnson & Johnson	897,185	158,488
AbbVie, Inc.	926,694	149,763
AstraZeneca PLC (ADR)	1,747,998	118,514
Humana, Inc.	211,641	108,400
Gilead Sciences, Inc.	1,234,157	105,952
Abbott Laboratories	676,709	74,296
Cigna Corp.	197,196	65,339
Elevance Health, Inc.	118,687	60,883
Danaher Corp.	228,637	60,685
Bristol-Myers Squibb Company	577,839	41,576
Novo Nordisk A/S, Class B (ADR)	214,095	28,976
Zimmer Biomet Holdings, Inc.	179,120	22,838
Thermo Fisher Scientific, Inc.	38,181	21,026
Regeneron Pharmaceuticals, Inc.[1]	25,933	18,710
Zoetis, Inc., Class A	100,063	14,664
Roche Holding AG (ADR)	322,207	12,614
Molina Healthcare, Inc.[1]	37,656	12,435
Edwards Lifesciences Corp.[1]	85,300	6,364
Baxter International, Inc.	114,187	5,820
ResMed, Inc.	24,754	5,152
		2,076,721

Information technology 17.56%
Broadcom, Inc.	919,032	513,857
Microsoft Corp.	1,830,263	438,934
Apple, Inc.	765,754	99,494
ASML Holding NV (New York registered) (ADR)	157,302	85,950
Intel Corp.	2,778,330	73,431
Visa, Inc., Class A	290,482	60,351
Fidelity National Information Services, Inc.	587,989	39,895
Motorola Solutions, Inc.	149,004	38,400
Mastercard, Inc., Class A	110,216	38,325
SAP SE (ADR)	370,066	38,187
KLA Corp.	90,564	34,145
Applied Materials, Inc.	344,981	33,594
Paychex, Inc.	238,707	27,585
TE Connectivity, Ltd.	233,588	26,816
Automatic Data Processing, Inc.	91,188	21,781
Texas Instruments, Inc.	119,302	19,711
NetApp, Inc.	285,109	17,124
Synopsys, Inc.[1]	47,178	15,064
Oracle Corp.	116,989	9,563
QUALCOMM, Inc.	85,889	9,443
EPAM Systems, Inc.[1]	21,637	7,091
Analog Devices, Inc.	28,186	4,623
Micron Technology, Inc.	74,256	3,711
Ciena Corp.[1]	17,550	895
		1,657,970

Financials 13.67%
Marsh & McLennan Companies, Inc.	1,329,999	220,088
JPMorgan Chase & Co.	1,231,233	165,108
BlackRock, Inc.	152,050	107,747
Chubb, Ltd.	450,474	99,375
CME Group, Inc., Class A	530,969	89,288
Wells Fargo & Company	1,821,863	75,225
Bank of America Corp.	1,370,945	45,406
Citizens Financial Group, Inc.	1,109,159	43,668

84	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Discover Financial Services	414,920	$40,592
Intercontinental Exchange, Inc.	394,483	40,470
Morgan Stanley	458,540	38,985
S&P Global, Inc.	111,373	37,303
Capital One Financial Corp.	348,076	32,357
Blackstone, Inc., nonvoting shares	403,946	29,969
Apollo Asset Management, Inc.	443,289	28,277
Nasdaq, Inc.	458,289	28,116
KKR & Co., Inc.	601,229	27,909
Goldman Sachs Group, Inc.	78,842	27,073
Aon PLC, Class A	75,142	22,553
PNC Financial Services Group, Inc.	130,342	20,586
Toronto-Dominion Bank[2]	236,859	15,339
KeyCorp	770,460	13,422
Canadian Imperial Bank of Commerce	314,940	12,739
Arthur J. Gallagher & Co.	56,249	10,605
Moody’s Corp.	26,105	7,273
Fifth Third Bancorp	192,883	6,329
Charles Schwab Corp.	38,738	3,225
Progressive Corp.	14,654	1,901
		1,290,928

Industrials 11.24%
Northrop Grumman Corp.	340,603	185,836
Lockheed Martin Corp.	220,356	107,201
Raytheon Technologies Corp.	991,865	100,099
Caterpillar, Inc.	415,519	99,542
Norfolk Southern Corp.	312,913	77,108
CSX Corp.	2,421,254	75,011
L3Harris Technologies, Inc.	323,116	67,276
Honeywell International, Inc.	292,363	62,653
Boeing Company[1]	256,666	48,892
Waste Connections, Inc.	206,205	27,335
Equifax, Inc.	124,702	24,237
ABB, Ltd. (ADR)	753,846	22,962
United Parcel Service, Inc., Class B	123,077	21,396
Robert Half International, Inc.	278,467	20,559
Union Pacific Corp.	99,249	20,552
Rockwell Automation	59,498	15,325
Carrier Global Corp.	317,975	13,117
Huntington Ingalls Industries, Inc.	47,307	10,913
PACCAR, Inc.	108,835	10,771
Republic Services, Inc.	78,273	10,096
Johnson Controls International PLC	152,323	9,749
BAE Systems PLC (ADR)[2]	212,361	8,950
HEICO Corp.	56,216	8,637
Air Lease Corp., Class A	157,245	6,041
RELX PLC (ADR)	186,041	5,157
Waste Management, Inc.	11,150	1,749
		1,061,164

Consumer discretionary 8.11%
Home Depot, Inc.	574,803	181,557
YUM! Brands, Inc.	682,736	87,445
Target Corp.	566,187	84,385
General Motors Company	1,894,289	63,724
Darden Restaurants, Inc.	417,284	57,723
Lennar Corp., Class A	515,314	46,636
Wynn Resorts, Ltd.[1]	470,851	38,831
NIKE, Inc., Class B	321,417	37,609
TJX Companies, Inc.	469,822	37,398
Dollar General Corp.	115,057	28,333

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
D.R. Horton, Inc.	283,590	$25,279
Starbucks Corp.	247,055	24,508
Chipotle Mexican Grill, Inc.[1]	9,251	12,836
VF Corp.	440,631	12,166
Aptiv PLC[1]	104,868	9,766
McDonald’s Corp.	21,948	5,784
Royal Caribbean Cruises, Ltd.[1]	110,264	5,450
Polaris, Inc.	52,835	5,336
Amazon.com, Inc.[1]	17,265	1,450
		766,216

Consumer staples 6.76%
Archer Daniels Midland Company	1,568,943	145,676
Philip Morris International, Inc.	1,242,650	125,769
Keurig Dr Pepper, Inc.	1,386,913	49,457
Kraft Heinz Company	1,133,294	46,136
Procter & Gamble Company	266,724	40,425
Reckitt Benckiser Group PLC (ADR)[2]	2,494,590	35,149
Nestlé SA (ADR)	289,515	33,393
General Mills, Inc.	345,460	28,967
Hormel Foods Corp.	592,388	26,983
Mondelez International, Inc.	372,276	24,812
Costco Wholesale Corp.	50,498	23,052
Church & Dwight Co., Inc.	148,770	11,992
Walgreens Boots Alliance, Inc.	316,943	11,841
Unilever PLC (ADR)	182,723	9,200
British American Tobacco PLC (ADR)	222,076	8,879
Kimberly-Clark Corp.	55,351	7,514
Danone (ADR)	694,054	7,298
Conagra Brands, Inc.	57,435	2,223
		638,766

Energy 5.90%
Pioneer Natural Resources Company	558,497	127,555
Chevron Corp.	509,098	91,378
ConocoPhillips	757,878	89,430
Baker Hughes Co., Class A	2,518,351	74,367
Exxon Mobil Corp.	576,453	63,583
EOG Resources, Inc.	297,609	38,546
Canadian Natural Resources, Ltd.	665,647	36,963
TC Energy Corp.	678,590	27,049
Enbridge, Inc.	208,235	8,142
		557,013

Communication services 3.97%
Comcast Corp., Class A	6,323,705	221,140
Alphabet, Inc., Class C1	732,176	64,966
Alphabet, Inc., Class A1	442,820	39,070
Meta Platforms, Inc., Class A1	262,927	31,641
Activision Blizzard, Inc.	138,758	10,622
Electronic Arts, Inc.	36,898	4,508
Deutsche Telekom AG (ADR)	142,813	2,853
		374,800

Utilities 2.63%
Constellation Energy Corp.	810,638	69,885
Sempra Energy	407,271	62,940
Entergy Corp.	349,992	39,374
CMS Energy Corp.	446,368	28,268
Public Service Enterprise Group, Inc.	235,300	14,417
NextEra Energy, Inc.	142,120	11,881

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Xcel Energy, Inc.	110,238	$7,729
Dominion Energy, Inc.	123,750	7,588
Evergy, Inc.	95,960	6,039
		248,121

Materials 2.24%
Linde PLC	198,540	64,760
Rio Tinto PLC (ADR)	501,584	35,713
Corteva, Inc.	497,904	29,267
Air Products and Chemicals, Inc.	64,476	19,875
LyondellBasell Industries NV	219,873	18,256
Nucor Corp.	125,314	16,518
Huntsman Corp.	442,172	12,151
Albemarle Corp.	55,023	11,932
H.B. Fuller Co.	49,263	3,528
		212,000

Real estate 1.28%
Extra Space Storage, Inc. REIT	363,771	53,540
American Tower Corp. REIT	109,250	23,146
Equinix, Inc. REIT	27,909	18,281
Digital Realty Trust, Inc. REIT	174,296	17,477
Regency Centers Corp. REIT	115,400	7,212
Welltower, Inc. REIT	15,517	1,017
		120,673

Total common stocks (cost: $7,295,957,000)		9,004,372

Convertible stocks 0.35%
Health care 0.20%
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 6/1/2023	197,800	9,906
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	6,821	9,253
		19,159

Utilities 0.08%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	56,400	2,909
		7,461

Financials 0.07%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487

Total convertible stocks (cost: $33,103,000)		33,107

Short-term securities 4.19%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3,4]	3,847,079	384,669

American Funds Insurance Series	87

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[3,4,5]	63,391	$6,338
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[3,5]	2,494,000	2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[3,5]	1,460,582	1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[3,5]	1,324,956	1,325
		11,618

Total short-term securities (cost: $396,237,000)		396,287
Total investment securities 99.89% (cost: $7,725,297,000)		9,433,766
Other assets less liabilities 0.11%		9,934

Net assets 100.00%		$9,443,700

Investments in affiliates4

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3]	$321,870	$1,392,905	$1,330,045	$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%[3,5]	9,273		2,9356			6,338	—	[7]
Total 4.14%				$(71)	$10	$391,007	$6,762

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented .13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%	Shares	Value (000)
Information technology 15.74%
Broadcom, Inc.	91,368	$51,087
Microsoft Corp.	200,685	48,128
Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
ASML Holding NV	48,522	26,265
Apple, Inc.	111,767	14,522
EPAM Systems, Inc.[1]	37,912	12,425
Tokyo Electron, Ltd.	35,800	10,635
Capgemini SE	47,477	7,963
Micron Technology, Inc.	141,746	7,085
Accenture PLC, Class A	24,538	6,548
Mastercard, Inc., Class A	15,969	5,553
Logitech International SA	65,146	4,043
NVIDIA Corp.	25,359	3,706
Delta Electronics, Inc.	337,000	3,139
Keyence Corp.	7,600	2,975
Hexagon AB, Class B	260,158	2,735
Ceridian HCM Holding, Inc.[1]	38,252	2,454
Shopify, Inc., Class A, subordinate voting shares[1]	69,098	2,398
OBIC Co., Ltd.	16,200	2,395
Applied Materials, Inc.	23,343	2,273
Synopsys, Inc.[1]	6,800	2,171
MediaTek, Inc.	93,000	1,889
Worldline SA, non-registered shares[1]	44,297	1,729
TE Connectivity, Ltd.	13,147	1,509
Lasertec Corp.	8,872	1,474
Fujitsu, Ltd.	11,000	1,457
SK hynix, Inc.	22,772	1,371
ServiceNow, Inc.[1]	3,191	1,239
Oracle Corp.	15,041	1,229
Disco Corp.	3,900	1,121
GlobalWafers Co., Ltd.	71,000	986
Snowflake, Inc., Class A1	5,882	844
Zscaler, Inc.[1]	7,066	791
Infosys, Ltd.	41,700	755
Nomura Research Institute, Ltd.	28,600	680
SS&C Technologies Holdings, Inc.	10,174	530
PagSeguro Digital, Ltd., Class A1	22,705	198
Wolfspeed, Inc.[1]	1,813	125
Fidelity National Information Services, Inc.	1,708	116
		271,578

Health care 15.17%
UnitedHealth Group, Inc.	74,724	39,617
Abbott Laboratories	241,728	26,539
Eli Lilly and Company	58,184	21,286
Gilead Sciences, Inc.	178,860	15,355
AstraZeneca PLC	104,122	14,131
Pfizer, Inc.	261,843	13,417
Novo Nordisk A/S, Class B	84,097	11,387
Thermo Fisher Scientific, Inc.	20,658	11,376
Daiichi Sankyo Company, Ltd.	344,500	11,040
Centene Corp.[1]	118,976	9,757
Novartis AG	96,113	8,706
Siemens Healthineers AG	144,724	7,240
Stryker Corp.	28,725	7,023
AbbVie, Inc.	34,990	5,655
Amgen, Inc.	18,534	4,868
Takeda Pharmaceutical Company, Ltd.	146,400	4,573
CVS Health Corp.	47,511	4,428
Olympus Corp.	213,300	3,770
Medtronic PLC	42,451	3,299
Vertex Pharmaceuticals, Inc.[1]	10,220	2,951

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
ResMed, Inc.	13,349	$2,778
Shionogi & Co., Ltd.	52,400	2,607
Insulet Corp.[1]	8,552	2,518
PerkinElmer, Inc.	17,633	2,472
Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
Bayer AG	46,783	2,416
EssilorLuxottica	12,616	2,297
DexCom, Inc.[1]	19,845	2,247
Cigna Corp.	6,618	2,193
Intuitive Surgical, Inc.[1]	7,213	1,914
Zoetis, Inc., Class A	11,180	1,638
CSL, Ltd.	8,133	1,586
Alcon, Inc.	21,412	1,471
Rede D’Or Sao Luiz SA	255,608	1,432
BioNTech SE (ADR)	8,468	1,272
Guardant Health, Inc.[1]	32,188	876
Eurofins Scientific SE, non-registered shares	12,151	875
Penumbra, Inc.[1]	3,640	810
Catalent, Inc.[1]	13,075	588
Molina Healthcare, Inc.[1]	1,089	360
Agilon Health, Inc.[1]	19,961	322
HOYA Corp.	1,300	126
EUROAPI[1]	2,830	42
		261,716

Financials 12.95%
Zurich Insurance Group AG	40,892	19,541
AIA Group, Ltd.	1,331,999	14,675
Kotak Mahindra Bank, Ltd.	641,387	14,112
Toronto-Dominion Bank (CAD denominated)	196,293	12,710
JPMorgan Chase & Co.	73,488	9,855
HDFC Bank, Ltd.	379,442	7,470
HDFC Bank, Ltd. (ADR)	14,868	1,017
B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
DNB Bank ASA	401,356	7,946
Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
Nasdaq, Inc.	110,650	6,788
PNC Financial Services Group, Inc.	39,710	6,272
Wells Fargo & Company	142,901	5,900
Morgan Stanley	64,543	5,487
Chubb, Ltd.	23,142	5,105
ING Groep NV	395,598	4,827
American International Group, Inc.	75,453	4,772
Aon PLC, Class A	15,659	4,700
HDFC Life Insurance Company, Ltd.	681,398	4,651
CME Group, Inc., Class A	27,577	4,637
Discover Financial Services	44,649	4,368
DBS Group Holdings, Ltd.	167,200	4,233
Blackstone, Inc., nonvoting shares	54,273	4,027
Intercontinental Exchange, Inc.	35,038	3,595
KBC Groep NV	54,921	3,526
S&P Global, Inc.	8,773	2,938
Citigroup, Inc.	60,832	2,751
FinecoBank SpA	153,752	2,562
Israel Discount Bank Ltd., Class A	471,720	2,479
Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
AXA SA	80,016	2,230
BNP Paribas SA	35,889	2,042
ICICI Bank, Ltd.	188,346	2,019
Apollo Asset Management, Inc.	31,437	2,005
Banco Santander, SA	631,521	1,891

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
National Bank of Canada	26,966	$1,817
Arthur J. Gallagher & Co.	9,509	1,793
Fifth Third Bancorp	48,163	1,580
Goldman Sachs Group, Inc.	4,548	1,562
Power Corporation of Canada, subordinate voting shares[2]	63,342	1,490
Blue Owl Capital, Inc., Class A	136,448	1,446
Macquarie Group, Ltd.	12,033	1,366
XP, Inc., Class A1	86,047	1,320
Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
United Overseas Bank, Ltd.	54,800	1,257
Marsh & McLennan Companies, Inc.	7,341	1,215
Bajaj Finance, Ltd.	15,022	1,189
China Merchants Bank Co., Ltd., Class H	130,403	723
China Merchants Bank Co., Ltd., Class A	86,187	462
Axis Bank, Ltd.	100,962	1,135
Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
Tryg A/S	45,292	1,074
East Money Information Co., Ltd., Class A	379,800	1,061
Aegon NV	196,376	996
Lufax Holding, Ltd. (ADR)	180,760	351
Sberbank of Russia PJSC[1,3]	3,196,952	—	[4]
		223,353

Industrials 12.59%
Airbus SE, non-registered shares	165,602	19,690
General Electric Co.	226,107	18,945
BAE Systems PLC	1,376,080	14,222
Raytheon Technologies Corp.	121,846	12,297
Carrier Global Corp.	262,272	10,819
Recruit Holdings Co., Ltd.	317,150	10,087
Safran SA	80,040	10,002
Lockheed Martin Corp.	20,070	9,764
Deere & Company	21,851	9,369
Siemens AG	59,301	8,230
Caterpillar, Inc.	31,794	7,617
Boeing Company[1]	39,550	7,534
CSX Corp.	174,517	5,406
L3Harris Technologies, Inc.	25,925	5,398
Mitsui & Co., Ltd.	152,400	4,431
LIXIL Corp.	288,000	4,389
Melrose Industries PLC	2,436,274	3,961
RELX PLC	119,741	3,318
RELX PLC (ADR)	15,132	419
TransDigm Group, Inc.	5,844	3,680
Bureau Veritas SA	137,541	3,620
Johnson Controls International PLC	55,085	3,525
Daikin Industries, Ltd.	19,600	3,015
Brenntag SE	39,862	2,549
Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
Canadian Pacific Railway, Ltd.	31,797	2,372
Legrand SA	28,600	2,303
Bunzl PLC	68,998	2,303
ASSA ABLOY AB, Class B	104,956	2,258
Northrop Grumman Corp.	3,877	2,115
Schneider Electric SE	13,179	1,853
Thales SA	14,244	1,821
Waste Connections, Inc.	13,211	1,751
BayCurrent Consulting, Inc.	54,200	1,695
Rockwell Automation	6,529	1,682
VINCI SA	15,814	1,579
Rentokil Initial PLC	256,104	1,574
Nidec Corp.	22,100	1,151

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
SMC Corp.	2,700	$1,143
AB Volvo, Class B	62,128	1,125
MTU Aero Engines AG	5,108	1,106
Atlas Copco AB, Class B	89,617	957
Adecco Group AG	28,154	926
ManpowerGroup, Inc.	11,115	925
Larsen & Toubro, Ltd.	35,295	888
International Consolidated Airlines Group SA (CDI)[1,2]	287,033	427
Honeywell International, Inc.	1,401	300
Deutsche Post AG	3,901	147
		217,226

Consumer discretionary 9.00%
LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
Home Depot, Inc.	63,297	19,993
General Motors Company	304,882	10,256
Amazon.com, Inc.[1]	98,471	8,272
Booking Holdings, Inc.[1]	3,555	7,164
Flutter Entertainment PLC[1]	45,621	6,251
Restaurant Brands International, Inc.	44,121	2,853
Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
Cie. Financière Richemont SA, Class A	40,890	5,291
Sony Group Corp.	66,800	5,094
Dollar Tree Stores, Inc.[1]	33,180	4,693
Marriott International, Inc., Class A	29,974	4,463
Lennar Corp., Class A	39,345	3,561
Target Corp.	22,747	3,390
Industria de Diseño Textil, SA	117,969	3,141
Sands China, Ltd.[1]	935,200	3,098
Shimano, Inc.	19,200	3,059
Chipotle Mexican Grill, Inc.[1]	2,122	2,944
Evolution AB	25,292	2,470
Rivian Automotive, Inc., Class A1	126,108	2,324
NIKE, Inc., Class B	19,311	2,260
Pan Pacific International Holdings Corp.	119,900	2,226
YUM! Brands, Inc.	16,678	2,136
Astra International Tbk PT	5,716,600	2,083
InterContinental Hotels Group PLC	34,581	1,991
Darden Restaurants, Inc.	14,208	1,965
Stellantis NV	128,257	1,818
JD.com, Inc., Class A	52,947	1,488
Tesla, Inc.[1]	12,036	1,483
Midea Group Co., Ltd., Class A	194,700	1,446
Li Ning Co., Ltd.	163,000	1,399
Kindred Group PLC (SDR)	127,475	1,331
Wynn Macau, Ltd.[1]	826,400	921
Royal Caribbean Cruises, Ltd.[1]	17,446	862
Aristocrat Leisure, Ltd.	39,792	822
Entain PLC	17,337	278
Hermès International	105	162
		155,287

Consumer staples 7.57%
Philip Morris International, Inc.	309,980	31,373
Nestlé SA	110,820	12,798
Keurig Dr Pepper, Inc.	316,125	11,273
British American Tobacco PLC	243,321	9,654
Kroger Co.	171,853	7,661
Kweichow Moutai Co., Ltd., Class A	28,600	7,077
Ocado Group PLC[1]	898,794	6,764
Imperial Brands PLC	257,311	6,429
Seven & i Holdings Co., Ltd.	137,500	5,882

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Bunge, Ltd.	52,225	$5,210
Ajinomoto Co., Inc.	131,100	3,997
Danone SA	68,733	3,621
Arca Continental, SAB de CV	432,054	3,509
Treasury Wine Estates, Ltd.	365,056	3,373
Varun Beverages, Ltd.	177,457	2,825
Altria Group, Inc.	56,773	2,595
ITC, Ltd.	565,239	2,266
Constellation Brands, Inc., Class A	9,208	2,134
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
Essity Aktiebolag, Class B	31,422	825
		130,634

Materials 7.02%
Vale SA, ordinary nominative shares	1,606,974	27,052
Vale SA (ADR), ordinary nominative shares	880,043	14,934
Fortescue Metals Group, Ltd.	1,251,957	17,454
Rio Tinto PLC	167,527	11,755
Freeport-McMoRan, Inc.	262,321	9,968
Linde PLC	21,113	6,887
Shin-Etsu Chemical Co., Ltd.	39,100	4,764
BHP Group, Ltd. (CDI)	116,082	3,579
Air Products and Chemicals, Inc.	8,996	2,773
Albemarle Corp.	11,198	2,428
CRH PLC	60,032	2,377
Air Liquide SA, bonus shares[1]	8,561	1,218
Air Liquide SA, non-registered shares	7,503	1,067
Barrick Gold Corp. (CAD denominated)	121,716	2,086
Dow, Inc.	40,669	2,049
Akzo Nobel NV	29,669	1,980
Glencore PLC	279,444	1,869
Amcor PLC (CDI)	147,168	1,764
Evonik Industries AG	82,596	1,586
First Quantum Minerals, Ltd.	70,833	1,480
HeidelbergCement AG	25,414	1,449
Lynas Rare Earths, Ltd.[1]	121,178	643
		121,162

Energy 6.30%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	429,516	23,852
Baker Hughes Co., Class A	428,998	12,668
TotalEnergies SE	178,299	11,129
EOG Resources, Inc.	74,135	9,602
Tourmaline Oil Corp.	123,757	6,244
BP PLC	932,803	5,424
Reliance Industries, Ltd.	147,765	4,533
Cameco Corp. (CAD denominated)	147,245	3,337
Cameco Corp.	46,300	1,050
Shell PLC (GBP denominated)	149,201	4,240
Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
Woodside Energy Group, Ltd.	119,566	2,893
Woodside Energy Group, Ltd. (CDI)	37,610	908
ConocoPhillips	29,431	3,473
Aker BP ASA	101,330	3,159
TC Energy Corp. (CAD denominated)	76,353	3,044
Suncor Energy, Inc.	84,173	2,670
Var Energi ASA	735,288	2,537
Exxon Mobil Corp.	18,586	2,050
Halliburton Company	44,744	1,761
Gazprom PJSC[3]	2,248,304	—	[4]
		108,585

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 4.97%
Alphabet, Inc., Class C1	185,056	$16,420
Alphabet, Inc., Class A1	90,146	7,954
Netflix, Inc.[1]	30,480	8,988
Comcast Corp., Class A	225,329	7,880
SoftBank Corp.	536,785	6,069
NetEase, Inc.	348,000	5,073
Publicis Groupe SA	78,301	4,972
Meta Platforms, Inc., Class A1	38,469	4,629
Sea, Ltd., Class A (ADR)[1]	85,765	4,462
Universal Music Group NV	148,872	3,594
Bharti Airtel, Ltd.	357,140	3,472
Bharti Airtel, Ltd., interim shares	13,994	73
Deutsche Telekom AG1	161,959	3,230
Singapore Telecommunications, Ltd.	1,510,800	2,901
Omnicom Group, Inc.	21,678	1,768
Nippon Telegraph and Telephone Corp.	53,400	1,524
Tencent Holdings, Ltd.	34,300	1,458
Take-Two Interactive Software, Inc.[1]	12,130	1,263
Yandex NV, Class A1,3	151,598	—	[4]
		85,730

Utilities 2.91%
DTE Energy Company	51,844	6,093
Iberdrola, SA, non-registered shares	502,226	5,875
PG&E Corp.[1]	322,958	5,251
NextEra Energy, Inc.	55,877	4,671
E.ON SE	439,329	4,385
China Resources Gas Group, Ltd.	1,106,532	4,121
Engie SA	236,678	3,390
Engie SA, bonus shares	41,586	596
Edison International	52,162	3,318
Enel SpA	583,497	3,138
Exelon Corp.	59,727	2,582
Power Grid Corporation of India, Ltd.	862,367	2,220
AES Corp.	47,865	1,377
Endesa, SA	67,522	1,274
Constellation Energy Corp.	12,539	1,081
Public Service Enterprise Group, Inc.	14,569	893
		50,265

Real estate 1.01%
Crown Castle, Inc. REIT	39,469	5,353
Longfor Group Holdings, Ltd.	866,238	2,655
American Tower Corp. REIT	12,107	2,565
China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
W. P. Carey, Inc. REIT	22,705	1,774
Americold Realty Trust, Inc. REIT	62,231	1,762
Sun Hung Kai Properties, Ltd.	70,500	965
Iron Mountain, Inc. REIT	11,618	579
		17,476

Total common stocks (cost: $1,368,680,000)		1,643,012

Preferred securities 0.16%
Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	19,788	2,007

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Preferred securities (continued)		Shares		Value (000)
Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]			59,790	$505

Financials 0.01%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]			58,870	138
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]			61,516	125
				263

Total preferred securities (cost: $3,231,000)				2,775

Convertible bonds & notes 0.05%		Principal amount (000)
Communication services 0.05%
Sea, Ltd., convertible notes, 2.375% 12/1/2025		USD	952	940

Total convertible bonds & notes (cost: $2,437,000)				940

Bonds, notes & other debt instruments 0.35%
Corporate bonds, notes & loans 0.29%
Health care 0.15%
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024			1,600	1,572
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026			1,100	964
				2,536

Consumer discretionary 0.07%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]			647	695
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]			390	312
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]			151	152
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]			125	129
				1,288

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 3/15/2049			800	729

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046[6]			709	462

Total corporate bonds, notes & loans				5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%
United Mexican States, Series M, 8.00% 12/7/2023		MXN	20,000	1,001

Total bonds, notes & other debt instruments (cost: $6,581,000)				6,016

Short-term securities 4.42%	Weighted average yield at acquisition
Commercial paper 4.04%
DBS Bank, Ltd. 1/5/2023[5]	3.640%	USD	37,100	37,073
DNB Bank ASA 3/2/2023[5]	4.273		33,000	32,755
				69,828

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.34%
Invesco Short-Term Investments Trust – Government & Agency Portfolio,Institutional Class 4.22%[7,8]	2,893,689	$2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	2,827,563	2,827
Capital Group Central Cash Fund 4.31%[7,8,9]	1,112	111
		5,832

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7,9]	6,929	693

Total short-term securities (cost: $76,365,000)		76,353
Total investment securities 100.21% (cost: $1,457,294,000)		1,729,096
Other assets less liabilities (0.21)%		(3,698)

Net assets 100.00%		$1,725,398

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)		Net realized gain (000)		Net unrealized depreciation (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 0.05%
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,8]	$293	$		$182	[10]	$		$		$111	$—	[11]
Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7]	12,989		493,820	506,123			8		(1)	693	1,469
Total 0.05%							$8		$(1)	$804	$1,469

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented .36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

96	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%	Shares	Value (000)
Information technology 20.19%
Microsoft Corp.	7,759,381	$1,860,855
Broadcom, Inc.	2,430,747	1,359,104
Mastercard, Inc., Class A	1,487,948	517,404
Apple, Inc.	2,169,231	281,848
Visa, Inc., Class A	1,346,541	279,757
ASML Holding NV	215,068	116,417
ASML Holding NV (New York registered) (ADR)	137,293	75,017
Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
Automatic Data Processing, Inc.	718,796	171,692
Fidelity National Information Services, Inc.	2,472,310	167,746
Accenture PLC, Class A	625,335	166,864
Applied Materials, Inc.	1,686,100	164,192
Concentrix Corp.	904,367	120,426
Micron Technology, Inc.	2,363,454	118,125
ServiceNow, Inc.[1]	294,412	114,311
GoDaddy, Inc., Class A1	1,402,444	104,931
Global Payments, Inc.	973,628	96,701
FleetCor Technologies, Inc.[1]	420,507	77,239
Analog Devices, Inc.	398,402	65,350
QUALCOMM, Inc.	564,911	62,106
Fiserv, Inc.[1]	536,700	54,244
Texas Instruments, Inc.	309,811	51,187
Adobe, Inc.[1]	143,116	48,163
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	45,576
KLA Corp.	116,000	43,736
MKS Instruments, Inc.	481,000	40,755
Cognizant Technology Solutions Corp., Class A	682,850	39,052
NVIDIA Corp.	239,765	35,039
Snowflake, Inc., Class A1	225,042	32,303
Datadog, Inc., Class A1	365,800	26,886
Intel Corp.	1,000,000	26,430
Ceridian HCM Holding, Inc.[1]	350,352	22,475
Trimble, Inc.[1]	443,800	22,439
Lam Research Corp.	50,039	21,031
Dye & Durham, Ltd.[2]	1,322,100	16,023
Paychex, Inc.	127,131	14,691
VeriSign, Inc.[1]	61,000	12,532
Atlassian Corp., Class A1	52,744	6,787
Euronet Worldwide, Inc.[1]	27,800	2,624
		6,658,747

Industrials 14.17%
Raytheon Technologies Corp.	7,634,279	770,451
General Electric Co.	6,238,229	522,701
Northrop Grumman Corp.	633,267	345,517
TFI International, Inc.	2,669,105	267,551
Carrier Global Corp.	5,549,584	228,920
TransDigm Group, Inc.	340,571	214,441
Woodward, Inc.	2,204,500	212,977
General Dynamics Corp.	848,975	210,639
Airbus SE, non-registered shares	1,617,590	192,335
Waste Connections, Inc.	1,425,463	188,959
L3Harris Technologies, Inc.	840,290	174,957
Old Dominion Freight Line, Inc.	525,000	148,985
BWX Technologies, Inc.	2,159,505	125,424
Norfolk Southern Corp.	482,759	118,962
United Rentals, Inc.[1]	296,000	105,204
ITT, Inc.	1,244,379	100,919
Waste Management, Inc.	625,300	98,097
Equifax, Inc.	490,008	95,238
Air Lease Corp., Class A	2,097,300	80,578
Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series	97

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fortive Corp.	1,085,000	$69,711
United Airlines Holdings, Inc.[1]	1,810,598	68,260
Safran SA	539,713	67,444
Lockheed Martin Corp.	110,000	53,514
GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
CSX Corp.	1,171,873	36,305
Otis Worldwide Corp.	268,100	20,995
Fastenal Co.	379,747	17,970
Boeing Company[1]	62,500	11,906
		4,673,879

Health care 13.30%
UnitedHealth Group, Inc.	2,035,435	1,079,147
Abbott Laboratories	6,014,324	660,313
AbbVie, Inc.	3,742,689	604,856
Novo Nordisk A/S, Class B	2,431,449	329,218
Humana, Inc.	487,426	249,655
AstraZeneca PLC	1,209,323	164,124
AstraZeneca PLC (ADR)	721,200	48,897
Elevance Health, Inc.	366,614	188,062
Thermo Fisher Scientific, Inc.	265,602	146,264
Bristol-Myers Squibb Company	1,994,278	143,488
Eli Lilly and Company	360,974	132,059
Pfizer, Inc.	2,180,169	111,712
PerkinElmer, Inc.	769,600	107,913
Seagen, Inc.[1]	654,515	84,112
Horizon Therapeutics PLC[1]	421,815	48,002
Zoetis, Inc., Class A	305,121	44,715
Tandem Diabetes Care, Inc.[1]	910,186	40,913
Stryker Corp.	148,897	36,404
Medtronic PLC	413,597	32,145
Roche Holding AG, nonvoting non-registered shares	85,502	26,870
Penumbra, Inc.[1]	117,381	26,113
Edwards Lifesciences Corp.[1]	317,059	23,656
Zimmer Biomet Holdings, Inc.	171,174	21,825
Takeda Pharmaceutical Company, Ltd.	464,600	14,511
NovoCure, Ltd.[1]	193,600	14,200
Vir Biotechnology, Inc.[1]	258,400	6,540
		4,385,714

Financials 8.78%
JPMorgan Chase & Co.	3,394,830	455,247
Chubb, Ltd.	1,451,726	320,251
Marsh & McLennan Companies, Inc.	1,709,201	282,839
Arthur J. Gallagher & Co.	1,189,650	224,297
Nasdaq, Inc.	2,761,260	169,403
BlackRock, Inc.	202,957	143,821
Morgan Stanley	1,592,297	135,377
Aon PLC, Class A	442,013	132,666
B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
Berkshire Hathaway, Inc., Class B1	285,000	88,037
State Street Corp.	1,077,260	83,563
Webster Financial Corp.	1,701,139	80,532
American International Group, Inc.	1,272,230	80,456
Signature Bank	669,947	77,191
S&P Global, Inc.	228,138	76,413
Moody’s Corp.	216,306	60,267
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	53,940
Wells Fargo & Company	1,298,041	53,596
Blue Owl Capital, Inc., Class A	4,749,165	50,341
MSCI, Inc.	98,300	45,726
TPG, Inc., Class A	1,347,552	37,502

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
LPL Financial Holdings, Inc.	169,900	$36,727
Western Alliance Bancorporation	486,936	29,002
Citizens Financial Group, Inc.	728,750	28,691
Bank of America Corp.	791,332	26,209
PNC Financial Services Group, Inc.	152,679	24,114
CME Group, Inc., Class A	5,500	925
		2,896,787

Consumer discretionary 7.82%
Amazon.com, Inc.[1]	5,804,151	487,549
General Motors Company	8,736,000	293,879
Dollar Tree Stores, Inc.[1]	1,279,006	180,903
Home Depot, Inc.	551,165	174,091
Hilton Worldwide Holdings, Inc.	1,177,320	148,766
Royal Caribbean Cruises, Ltd.[1]	2,958,586	146,243
Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
D.R. Horton, Inc.	1,325,599	118,164
Chipotle Mexican Grill, Inc.[1]	70,670	98,054
Burlington Stores, Inc.[1]	399,428	80,988
InterContinental Hotels Group PLC	1,396,700	80,392
Starbucks Corp.	767,500	76,136
NIKE, Inc., Class B	629,740	73,686
Dollar General Corp.	291,102	71,684
Lear Corp.	569,068	70,576
Kering SA	101,695	52,046
Aptiv PLC[1]	447,289	41,656
Darden Restaurants, Inc.	296,000	40,946
CarMax, Inc.[1]	650,000	39,578
Churchill Downs, Inc.	185,426	39,205
Airbnb, Inc., Class A1	350,000	29,925
Norwegian Cruise Line Holdings, Ltd.[1]	2,177,187	26,649
YUM! Brands, Inc.	196,630	25,184
NVR, Inc.[1]	5,298	24,437
Rivian Automotive, Inc., Class A1	1,071,576	19,749
McDonald’s Corp.	25,000	6,588
		2,578,494

Communication services 7.52%
Alphabet, Inc., Class C1	5,068,984	449,771
Alphabet, Inc., Class A1	4,841,135	427,133
Netflix, Inc.[1]	1,812,523	534,477
Comcast Corp., Class A	11,970,266	418,600
Meta Platforms, Inc., Class A1	3,113,843	374,720
Charter Communications, Inc., Class A1	378,097	128,213
Electronic Arts, Inc.	843,700	103,083
T-Mobile US, Inc.[1]	181,772	25,448
Take-Two Interactive Software, Inc.[1]	178,984	18,638
		2,480,083

Consumer staples 5.80%
Philip Morris International, Inc.	6,790,089	687,225
British American Tobacco PLC	9,433,859	374,286
Keurig Dr Pepper, Inc.	6,469,367	230,698
General Mills, Inc.	1,378,800	115,612
Mondelez International, Inc.	1,506,161	100,386
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
Anheuser-Busch InBev SA/NV	1,339,531	80,530
Archer Daniels Midland Company	670,100	62,219
Constellation Brands, Inc., Class A	237,807	55,112
Bunge, Ltd.	538,852	53,761

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Procter & Gamble Company	180,677	$27,383
Kraft Heinz Company	567,200	23,091
Monster Beverage Corp.[1]	178,560	18,129
		1,911,910

Energy 4.78%
Chevron Corp.	2,053,300	368,547
ConocoPhillips	2,749,013	324,383
Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
Baker Hughes Co., Class A	7,353,936	217,162
EOG Resources, Inc.	620,310	80,343
TC Energy Corp. (CAD denominated)[2]	1,849,358	73,728
Exxon Mobil Corp.	660,220	72,822
Equitrans Midstream Corp.	10,215,807	68,446
Suncor Energy, Inc.	1,451,133	46,031
Cheniere Energy, Inc.	238,735	35,801
Diamondback Energy, Inc.	117,500	16,072
		1,578,057

Utilities 4.04%
PG&E Corp.[1]	25,776,996	419,134
Edison International	2,689,330	171,095
Entergy Corp.	1,304,500	146,756
Constellation Energy Corp.	1,414,838	121,973
Sempra Energy	690,000	106,633
CenterPoint Energy, Inc.	2,840,104	85,175
AES Corp.	2,803,707	80,635
Enel SpA	12,931,498	69,549
NextEra Energy, Inc.	585,000	48,906
DTE Energy Company	401,000	47,129
CMS Energy Corp.	551,001	34,895
		1,331,880

Materials 3.24%
Linde PLC	1,122,332	366,082
Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
Vale SA, ordinary nominative shares	3,404,848	57,318
LyondellBasell Industries NV	1,735,980	144,138
Albemarle Corp.	540,457	117,204
Freeport-McMoRan, Inc.	2,382,960	90,553
Corteva, Inc.	1,405,942	82,641
ATI, Inc.[1]	1,769,447	52,836
Barrick Gold Corp.	2,373,000	40,768
Sherwin-Williams Company	101,038	23,979
		1,068,166

Real estate 1.84%
VICI Properties, Inc. REIT	9,124,903	295,647
Equinix, Inc. REIT	298,158	195,302
Crown Castle, Inc. REIT	864,782	117,299
		608,248

Total common stocks (cost: $19,921,309,000)		30,171,965

Convertible stocks 0.83%
Health care 0.51%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	123,957	168,154

100	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares		Value (000)
Consumer discretionary 0.14%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		420,075	$45,082

Utilities 0.09%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		617,200	30,977

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		527,700	30,211

Total convertible stocks (cost: $288,316,000)			274,424

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Company 4.875% 5/1/2025	USD	4,706	4,674

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 7/13/2025		160	155
General Motors Financial Co. 5.25% 3/1/2026		827	815
			970
Energy 0.00%
Weatherford International, Ltd. 11.00% 12/1/2024[3]		265	272
Total corporate bonds, notes & loans			5,916

Total bonds, notes & other debt instruments (cost: $5,868,000)			5,916

Short-term securities 8.45%		Shares
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4,5]		25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[4,6]		92,462,113	92,462
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[4,6]		91,131,298	91,131
Capital Group Central Cash Fund 4.31%[4,5,6]		402,344	40,231
			223,824

Total short-term securities (cost: $2,788,688,000)			2,789,014
Total investment securities 100.78% (cost: $23,004,181,000)			33,241,319
Other assets less liabilities (0.78)%			(258,352)

Net assets 100.00%			$32,982,967

American Funds Insurance Series	101

Growth-Income Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4]	$1,220,761	$5,840,874		$4,496,259	$(316)	$130	$2,565,190	$40,278

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[4,6]	39,148	1,083	[7]				40,231	—	[8]
Total 7.89%					$(316)	$130	$2,605,421	$40,278

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%	Shares	Value (000)
Financials 16.53%
AIA Group, Ltd.	408,000	$4,495
Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
AXA SA	114,432	3,189
Zurich Insurance Group AG	5,399	2,580
HDFC Bank, Ltd.	118,266	2,328
Tokio Marine Holdings, Inc.	105,200	2,252
UniCredit SpA	132,526	1,885
Toronto-Dominion Bank (CAD denominated)	28,953	1,875
Société Générale	70,627	1,772
DNB Bank ASA	78,454	1,553
Euronext NV	20,312	1,506
Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
Aon PLC, Class A	4,301	1,291
Hana Financial Group, Inc.	37,354	1,250
London Stock Exchange Group PLC	12,717	1,097
Hang Seng Bank, Ltd.	66,200	1,096
B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
UBS Group AG	54,178	1,010
Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
Banco Santander, SA	307,795	922
Resona Holdings, Inc.	167,200	918
XP, Inc., Class A1	53,223	816
Prudential PLC	55,866	756
Erste Group Bank AG	22,556	719
DBS Group Holdings, Ltd.	26,695	676
Bank Leumi Le-Israel BM	77,681	648
Discovery, Ltd.[1]	88,847	645
Tryg A/S	25,561	606
ABN AMRO Bank NV	42,512	587
HDFC Life Insurance Company, Ltd.	82,955	566
China Merchants Bank Co., Ltd., Class H	98,500	546
Kotak Mahindra Bank, Ltd.	23,335	513
Israel Discount Bank Ltd., Class A	87,914	462
Banca Generali SpA	13,051	449
ICICI Bank, Ltd. (ADR)	18,198	398
Islandsbanki hf.	466,167	394
Skandinaviska Enskilda Banken AB, Class A	32,490	374
Brookfield Corp., Class A (CAD denominated)	10,905	343
Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
ICICI Securities, Ltd.	45,682	275
Postal Savings Bank of China Co., Ltd., Class H	437,000	270
ING Groep NV	21,878	267
EQT AB	11,659	248
United Overseas Bank, Ltd.	5,400	124
AU Small Finance Bank, Ltd.	12,289	97
Brookfield Asset Management, Ltd., Class A (CAD denominated)[1]	2,726	78
Moscow Exchange MICEX-RTS PJSC[1,2]	346,177	—	[3]
Sberbank of Russia PJSC[1,2]	476,388	—	[3]
		49,751

Industrials 11.96%
Airbus SE, non-registered shares	51,245	6,093
BAE Systems PLC	413,069	4,269
Alliance Global Group, Inc.	7,895,900	1,689
ABB, Ltd.	50,534	1,539
Rheinmetall AG	7,314	1,457
SMC Corp.	3,100	1,312
Daikin Industries, Ltd.	8,400	1,292
RELX PLC	46,516	1,289
Brenntag SE	19,924	1,274
Bunzl PLC	34,974	1,167
CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series	103

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ryanair Holdings PLC (ADR)[1]	13,626	$1,019
Safran SA	7,664	958
InPost SA1	109,547	926
Cathay Pacific Airways, Ltd.[1,4]	787,000	856
LIXIL Corp.	50,900	776
Mitsui & Co., Ltd.	25,200	733
Waste Connections, Inc. (CAD denominated)	5,192	688
Experian PLC	17,789	606
TFI International, Inc. (CAD denominated)	5,936	594
Techtronic Industries Co., Ltd.	50,500	562
Caterpillar, Inc.	2,260	541
BELIMO Holding AG	1,112	531
Epiroc AB, Class A	19,779	362
Epiroc AB, Class B	10,197	164
Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
Interpump Group SpA	9,158	415
Deutsche Post AG	9,640	363
Siemens AG	2,589	359
Nidec Corp.	6,900	359
DSV A/S	2,161	343
Japan Airlines Co., Ltd.[1]	16,500	338
Adecco Group AG	10,191	335
Kone OYJ, Class B	5,245	272
ASSA ABLOY AB, Class B	11,710	252
Wizz Air Holdings PLC[1]	9,714	222
SITC International Holdings Co., Ltd.	79,659	176
Hitachi, Ltd.	2,400	121
Polycab India, Ltd.	2,077	64
Husqvarna AB, Class B	1,503	11
		35,996

Consumer discretionary 11.78%
Evolution AB	44,081	4,305
LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
MGM China Holdings, Ltd.[1]	2,330,000	2,568
Renault SA1	75,272	2,508
Sands China, Ltd.[1]	568,372	1,883
Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
InterContinental Hotels Group PLC	25,528	1,469
Wynn Macau, Ltd.[1]	1,317,200	1,468
Prosus NV, Class N	19,085	1,310
Midea Group Co., Ltd., Class A	170,800	1,269
Galaxy Entertainment Group, Ltd.	184,000	1,218
Sodexo SA	11,689	1,118
adidas AG	8,004	1,093
Li Ning Co., Ltd.	122,500	1,051
B&M European Value Retail SA	203,086	1,012
Nitori Holdings Co., Ltd.	6,200	804
Industria de Diseño Textil, SA	29,903	796
Paltac Corp.	21,900	767
Valeo SA, non-registered shares	40,170	716
Stellantis NV	43,832	621
OPAP SA	41,296	585
Entain PLC	33,218	533
Coupang, Inc., Class A1	32,030	471
D’Ieteren Group	2,035	392
Americanas SA, ordinary nominative shares	149,913	274
Games Workshop Group PLC	2,532	262
IDP Education, Ltd.	13,164	243
JD.com, Inc., Class A	7,174	202
Pan Pacific International Holdings Corp.	9,000	167
Kering SA	287	147

104	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Balkrishna Industries, Ltd.	4,894	$126
Dixon Technologies (India), Ltd.	1,902	90
MercadoLibre, Inc.[1]	88	75
		35,467

Consumer staples 11.46%
British American Tobacco PLC	196,339	7,790
Philip Morris International, Inc.	65,119	6,591
Nestlé SA	26,069	3,011
Anheuser-Busch InBev SA/NV	40,759	2,450
Carlsberg A/S, Class B	18,056	2,390
Kweichow Moutai Co., Ltd., Class A	9,490	2,348
Pernod Ricard SA	6,241	1,227
Japan Tobacco, Inc.	58,100	1,175
Asahi Group Holdings, Ltd.	33,300	1,037
Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
Arca Continental, SAB de CV	108,287	879
Carrefour SA, non-registered shares	47,224	790
KT&G Corp.	9,986	722
Varun Beverages, Ltd.	43,375	691
Ocado Group PLC[1]	80,608	607
Imperial Brands PLC	20,722	518
L’Oréal SA, non-registered shares	1,190	427
Reckitt Benckiser Group PLC	5,140	357
Haleon PLC[1]	60,392	241
Danone SA	4,351	229
Avenue Supermarts, Ltd.[1]	2,324	114
		34,486

Information technology 10.82%
Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
ASML Holding NV	10,887	5,893
Edenred SA	50,178	2,730
Tokyo Electron, Ltd.	8,300	2,466
Samsung Electronics Co., Ltd.	41,896	1,848
MediaTek, Inc.	87,000	1,767
Broadcom, Inc.	2,678	1,497
SAP SE	13,056	1,347
Keyence Corp.	2,700	1,057
Kingdee International Software Group Co., Ltd.[1]	444,000	945
Logitech International SA	14,465	898
Nokia Corp.	184,789	859
TDK Corp.	25,500	828
Capgemini SE	4,791	804
ASM International NV	2,074	525
Vanguard International Semiconductor Corp.	186,000	468
Halma PLC	12,131	290
Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	238
Nice, Ltd. (ADR)[1]	888	171
Fujitsu, Ltd.	1,000	132
eMemory Technology, Inc.	3,000	130
Nomura Research Institute, Ltd.	5,300	126
		32,554

Health care 10.34%
AstraZeneca PLC	77,983	10,584
Novo Nordisk A/S, Class B	49,782	6,740
Sanofi	28,623	2,770
EssilorLuxottica	10,095	1,838
Siemens Healthineers AG	34,852	1,744
Bayer AG	32,378	1,672
GSK PLC	49,438	860

American Funds Insurance Series	105

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Genus PLC	21,154	$762
Grifols, SA, Class B (ADR)[1]	88,384	751
EUROAPI[1]	39,510	586
Shionogi & Co., Ltd.	9,600	478
Lonza Group AG	927	456
Roche Holding AG, nonvoting non-registered shares	1,328	417
Novartis AG	4,476	405
BeiGene, Ltd. (ADR)[1]	1,387	305
Hypera SA, ordinary nominative shares	30,419	260
Innovent Biologics, Inc.[1]	48,500	208
CanSino Biologics, Inc., Class H4	22,800	195
HOYA Corp.	1,000	97
		31,128

Energy 7.77%
TotalEnergies SE	89,101	5,561
BP PLC	643,014	3,739
TechnipFMC PLC[1]	186,903	2,279
Equinor ASA	57,576	2,065
TC Energy Corp. (CAD denominated)	42,686	1,702
Schlumberger, Ltd.	30,187	1,614
Canadian Natural Resources, Ltd. (CAD denominated)[4]	25,703	1,427
Aker BP ASA	43,949	1,370
Cameco Corp. (CAD denominated)	52,625	1,193
Reliance Industries, Ltd.	18,972	582
Gaztransport & Technigaz SA	4,690	501
Tourmaline Oil Corp.	9,772	493
Woodside Energy Group, Ltd.	18,414	446
INPEX Corp.	31,500	336
Var Energi ASA	20,924	72
Sovcomflot PAO[1,2]	356,717	—	[3]
Gazprom PJSC[2]	671,150	—	[3]
LUKOIL Oil Co. PJSC[2]	9,706	—	[3]
		23,380

Materials 5.76%
Vale SA, ordinary nominative shares	198,640	3,344
Vale SA (ADR), ordinary nominative shares	80,910	1,373
Linde PLC	7,570	2,469
Glencore PLC	306,363	2,049
Barrick Gold Corp.	94,562	1,625
Barrick Gold Corp. (CAD denominated)	13,543	232
UPM-Kymmene OYJ	23,659	887
Rio Tinto PLC	10,464	734
Asahi Kasei Corp.	99,900	710
Air Liquide SA, non-registered shares	4,908	698
Fresnillo PLC	58,201	632
Koninklijke DSM NV	5,120	628
Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
Fortescue Metals Group, Ltd.	42,173	588
Sika AG	1,500	362
Shin-Etsu Chemical Co., Ltd.	1,900	231
Givaudan SA	52	158
Alrosa PJSC[1,2]	53,607	—	[3]
		17,334

Communication services 5.66%
Koninklijke KPN NV	752,688	2,329
Nippon Telegraph and Telephone Corp.	81,600	2,329
Tencent Holdings, Ltd.	50,600	2,151
Telefónica, SA, non-registered shares	402,982	1,459
Publicis Groupe SA	22,225	1,411

106	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Sea, Ltd., Class A (ADR)[1]	21,542	$1,121
BT Group PLC	635,302	863
SoftBank Corp.	76,200	862
Vodafone Group PLC	839,939	851
América Móvil, SAB de CV, Series L (ADR)	41,487	755
Singapore Telecommunications, Ltd.	319,600	614
Deutsche Telekom AG1	29,435	587
Indus Towers, Ltd.	246,737	567
Viaplay Group AB, Class B1	20,606	393
MTN Group, Ltd.	44,802	336
Universal Music Group NV	9,460	228
NetEase, Inc.	10,800	157
Sitios Latinoamerica, SAB de CV, Class B1[1]	40,380	19
Yandex NV, Class A1,2	5,000	—	[3]
		17,032

Utilities 3.07%
Engie SA	190,787	2,733
Enel SpA	397,417	2,137
ENN Energy Holdings, Ltd.	118,100	1,648
Brookfield Infrastructure Partners, LP	36,875	1,142
National Grid PLC	43,151	518
Iberdrola, SA, non-registered shares	37,788	442
China Resources Gas Group, Ltd.	106,200	396
Veolia Environnement	9,023	232
		9,248

Real estate 1.60%
CK Asset Holdings, Ltd.	327,000	2,014
Longfor Group Holdings, Ltd.	351,500	1,077
Link REIT	108,007	793
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,561	551
Embassy Office Parks REIT	94,895	385
		4,820

Total common stocks (cost: $287,727,000)		291,196

Preferred securities 0.63%
Materials 0.40%
Gerdau SA, preferred nominative shares	216,930	1,207

Consumer discretionary 0.14%
Volkswagen AG, nonvoting preferred shares	3,468	432

Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261

Total preferred securities (cost: $2,271,000)		1,900

Short-term securities 2.11%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5,6]	54,926	5,492

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,7]	851,683	$852
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,7]	14,166	14
		866

Total short-term securities (cost: $6,355,000)		6,358
Total investment securities 99.49% (cost: $296,353,000)		299,454
Other assets less liabilities 0.51%		1,543

Net assets 100.00%		$300,997

Forward currency contracts

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	612	GBP	502	UBS AG	1/12/2023	$5

Investments in affiliates6

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 1.82%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5]	$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented .48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%	Shares	Value (000)
Financials 13.77%
Zurich Insurance Group AG	39,942	$19,087
Toronto-Dominion Bank (CAD denominated)	162,719	10,536
JPMorgan Chase & Co.	68,717	9,215
PNC Financial Services Group, Inc.	49,137	7,761
Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
CME Group, Inc., Class A	45,573	7,664
DBS Group Holdings, Ltd.	300,006	7,595
Morgan Stanley	88,772	7,547
DNB Bank ASA	301,733	5,974
Power Corporation of Canada, subordinate voting shares	201,698	4,745
BlackRock, Inc.	6,520	4,620
B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
Tryg A/S	138,292	3,280
Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
Webster Financial Corp.	61,978	2,934
AIA Group, Ltd.	253,600	2,794
American International Group, Inc.	43,993	2,782
Principal Financial Group, Inc.	31,762	2,665
Blackstone, Inc., nonvoting shares	33,399	2,478
KBC Groep NV	33,615	2,158
United Overseas Bank, Ltd.	89,200	2,046
State Street Corp.	26,015	2,018
Kaspi.kz JSC[1]	21,756	1,555
Kaspi.kz JSC (GDR)	5,969	426
East West Bancorp, Inc.	29,501	1,944
ING Groep NV	157,320	1,919
Wells Fargo & Company	45,898	1,895
China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
National Bank of Canada	24,069	1,622
Travelers Companies, Inc.	8,641	1,620
Swedbank AB, Class A	88,691	1,507
Citizens Financial Group, Inc.	36,461	1,436
KeyCorp	75,308	1,312
China Merchants Bank Co., Ltd., Class A	131,100	703
China Merchants Bank Co., Ltd., Class H	94,500	524
IIFL Wealth Management, Ltd.	55,104	1,183
Franklin Resources, Inc.	42,738	1,127
OneMain Holdings, Inc.	33,517	1,116
EFG International AG	113,913	1,086
BNP Paribas SA	17,927	1,020
Great-West Lifeco, Inc.	43,284	1,001
Truist Financial Corp.	23,131	995
Corebridge Financial, Inc.	44,617	895
Hang Seng Bank, Ltd.	52,200	864
Euronext NV	11,304	838
Hong Kong Exchanges and Clearing, Ltd.	18,300	791
Bank Central Asia Tbk PT	1,423,700	781
TPG, Inc., Class A	26,918	749
Citigroup, Inc.	16,200	733
Patria Investments, Ltd., Class A	47,813	666
Banco Santander, SA	201,758	604
Vontobel Holding AG	7,885	524
Macquarie Group, Ltd.	4,045	459
Hana Financial Group, Inc.	10,680	357
Cullen/Frost Bankers, Inc.	1,968	263
UniCredit SpA	12,643	180
SouthState Corp.	2,204	168
Moscow Exchange MICEX-RTS PJSC[2,3]	875,002	—	[4]
Sberbank of Russia PJSC[2,3]	204,176	—	[4]
		156,843

American Funds Insurance Series	109

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 10.07%
Philip Morris International, Inc.	259,908	$26,305
British American Tobacco PLC	471,482	18,706
General Mills, Inc.	102,770	8,617
Altria Group, Inc.	188,250	8,605
PepsiCo, Inc.	47,154	8,519
Nestlé SA	70,531	8,145
Kimberly-Clark Corp.	39,311	5,337
Imperial Brands PLC	207,379	5,181
ITC, Ltd.	1,060,348	4,250
Unilever PLC (GBP denominated)	57,668	2,909
Carlsberg A/S, Class B	19,656	2,602
Keurig Dr Pepper, Inc.	72,760	2,595
Danone SA	48,454	2,553
Anheuser-Busch InBev SA/NV	37,592	2,260
Kraft Heinz Company	32,392	1,319
Seven & i Holdings Co., Ltd.	29,600	1,266
Procter & Gamble Company	7,687	1,165
Mondelez International, Inc.	14,725	981
Vector Group, Ltd.	69,487	824
Essity Aktiebolag, Class B	23,218	610
Viscofan, SA, non-registered shares	9,124	589
Reckitt Benckiser Group PLC	7,982	555
Scandinavian Tobacco Group A/S	21,667	380
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
Coca-Cola HBC AG (CDI)	7,021	168
		114,672

Health care 9.47%
AbbVie, Inc.	173,251	27,999
Amgen, Inc.	53,879	14,151
Gilead Sciences, Inc.	153,232	13,155
AstraZeneca PLC	60,447	8,204
Abbott Laboratories	66,565	7,308
Medtronic PLC	82,068	6,378
Novartis AG	65,737	5,955
Bristol-Myers Squibb Company	74,164	5,336
Pfizer, Inc.	89,394	4,581
UnitedHealth Group, Inc.	6,954	3,687
Roche Holding AG, nonvoting non-registered shares	10,419	3,274
Takeda Pharmaceutical Company, Ltd.	87,100	2,720
Royalty Pharma PLC, Class A	42,309	1,672
Merck & Co., Inc.	7,825	868
EBOS Group, Ltd.	30,676	850
CVS Health Corp.	7,431	692
Bayer AG	12,641	653
GSK PLC	17,925	312
Koninklijke Philips NV (EUR denominated)	4,898	74
Organon & Co.	662	18
		107,887

Industrials 7.34%
Raytheon Technologies Corp.	239,595	24,180
Lockheed Martin Corp.	11,445	5,568
BAE Systems PLC	526,461	5,441
Honeywell International, Inc.	24,790	5,312
Siemens AG	36,680	5,091
RELX PLC	131,761	3,650
RELX PLC (ADR)	8,177	227
Kone OYJ, Class B	71,780	3,718
L3Harris Technologies, Inc.	16,708	3,479
Deutsche Post AG	64,678	2,435
VINCI SA	24,215	2,418

110	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Singapore Technologies Engineering, Ltd.	898,600	$2,249
Trinity Industries, Inc.	72,684	2,149
BOC Aviation, Ltd.	194,500	1,617
Illinois Tool Works, Inc.	7,243	1,596
ITOCHU Corp.	44,400	1,388
SGS SA	589	1,364
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
Trelleborg AB, Class B	47,577	1,101
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
AB Volvo, Class B	58,146	1,053
Norfolk Southern Corp.	3,965	977
LIXIL Corp.	54,600	832
Ventia Services Group Pty, Ltd.	490,862	796
United Parcel Service, Inc., Class B	4,455	774
Union Pacific Corp.	3,606	747
Marubeni Corp.	56,900	650
General Dynamics Corp.	2,526	627
Waste Management, Inc.	3,955	620
Carrier Global Corp.	13,015	537
Airbus SE, non-registered shares	3,671	436
Sulzer AG	4,695	367
		83,610

Information technology 6.92%
Broadcom, Inc.	65,566	36,661
Microsoft Corp.	63,062	15,124
Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
Paychex, Inc.	17,290	1,998
Texas Instruments, Inc.	11,533	1,905
KLA Corp.	4,878	1,839
Vanguard International Semiconductor Corp.	618,700	1,558
Automatic Data Processing, Inc.	6,477	1,547
QUALCOMM, Inc.	11,372	1,250
Western Union Company	83,565	1,151
Tokyo Electron, Ltd.	3,500	1,040
SAP SE	10,071	1,039
Analog Devices, Inc.	5,930	973
NetApp, Inc.	14,882	894
GlobalWafers Co., Ltd.	46,938	652
Fidelity National Information Services, Inc.	9,497	644
Intel Corp.	18,944	501
MediaTek, Inc.	24,000	487
Tripod Technology Corp.	152,000	465
SINBON Electronics Co., Ltd.	42,446	380
BE Semiconductor Industries NV	3,388	206
		78,823

Utilities 6.24%
Dominion Energy, Inc.	102,936	6,312
Iberdrola, SA, non-registered shares	496,459	5,807
DTE Energy Company	49,064	5,766
National Grid PLC	476,775	5,727
Engie SA	335,814	4,810
Engie SA, bonus shares	36,900	529
Power Grid Corporation of India, Ltd.	2,007,912	5,169
E.ON SE	486,449	4,855
The Southern Co.	62,100	4,434
Edison International	60,608	3,856
Duke Energy Corp.	32,752	3,373
AES Corp.	108,568	3,122
Entergy Corp.	26,522	2,984
Exelon Corp.	49,566	2,143

American Funds Insurance Series	111

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group, Inc.	28,665	$1,756
SSE PLC	77,332	1,595
CenterPoint Energy, Inc.	51,179	1,535
Sempra Energy	9,762	1,509
ENN Energy Holdings, Ltd.	93,600	1,306
Enel SpA	240,213	1,292
NextEra Energy, Inc.	13,466	1,126
Evergy, Inc.	15,369	967
Power Assets Holdings, Ltd.	106,500	583
CMS Energy Corp.	3,992	253
American Electric Power Company, Inc.	1,512	144
SembCorp Industries, Ltd.	44,800	113
		71,066

Energy 6.00%
Canadian Natural Resources, Ltd. (CAD denominated)[5]	195,057	10,832
Chevron Corp.	47,686	8,559
TC Energy Corp. (CAD denominated)	181,889	7,252
TC Energy Corp.	16,085	641
Exxon Mobil Corp.	69,719	7,690
TotalEnergies SE	90,216	5,631
BP PLC	806,006	4,687
EOG Resources, Inc.	34,736	4,499
Shell PLC (GBP denominated)	115,306	3,277
Shell PLC (ADR)	8,467	482
Woodside Energy Group, Ltd.	86,228	2,086
Woodside Energy Group, Ltd. (CDI)	23,081	557
ConocoPhillips	20,510	2,420
Pioneer Natural Resources Company	10,296	2,352
Schlumberger, Ltd.	36,843	1,970
Enbridge, Inc. (CAD denominated)	40,329	1,576
Baker Hughes Co., Class A	52,596	1,553
Equitrans Midstream Corp.	213,059	1,427
DT Midstream, Inc.	13,716	758
Galp Energia, SGPS, SA, Class B	11,022	149
Gazprom PJSC[2]	880,428	—	[4]
		68,398

Real estate 5.99%
VICI Properties, Inc. REIT	586,804	19,012
Crown Castle, Inc. REIT	113,151	15,348
Equinix, Inc. REIT	10,699	7,008
Gaming and Leisure Properties, Inc. REIT	93,929	4,893
Federal Realty Investment Trust REIT	28,164	2,846
Link REIT	372,507	2,735
American Tower Corp. REIT	9,879	2,093
CK Asset Holdings, Ltd.	318,000	1,958
Boston Properties, Inc. REIT	22,486	1,520
Charter Hall Group REIT	146,326	1,192
Longfor Group Holdings, Ltd.	353,000	1,082
POWERGRID Infrastructure Investment Trust	681,036	1,047
Embassy Office Parks REIT	245,585	996
Mindspace Business Parks REIT	214,689	868
Extra Space Storage, Inc. REIT	5,810	855
Americold Realty Trust, Inc. REIT	30,182	854
Sun Hung Kai Properties, Ltd.	61,255	838
CTP NV	68,103	802
Digital Realty Trust, Inc. REIT	6,950	697

112	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Kimco Realty Corp. REIT	31,388	$665
Prologis, Inc. REIT	4,763	537
CubeSmart REIT	8,847	356
		68,202

Materials 2.91%
Vale SA (ADR), ordinary nominative shares	349,433	5,930
Vale SA, ordinary nominative shares	225,247	3,792
Rio Tinto PLC	79,626	5,587
Air Products and Chemicals, Inc.	9,631	2,969
Linde PLC	8,936	2,915
BHP Group, Ltd. (CDI)	82,385	2,540
International Flavors & Fragrances, Inc.	21,588	2,263
LyondellBasell Industries NV	18,557	1,541
Evonik Industries AG	54,480	1,046
Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
BASF SE	16,131	801
UPM-Kymmene OYJ	19,684	738
Asahi Kasei Corp.	96,900	688
Fortescue Metals Group, Ltd.	28,457	397
Nexa Resources SA5	51,286	309
WestRock Co.	7,448	262
Shin-Etsu Chemical Co., Ltd.	1,900	231
Smurfit Kappa Group PLC	4,754	176
		33,181

Consumer discretionary 2.90%
Starbucks Corp.	41,213	4,088
Home Depot, Inc.	12,852	4,059
Industria de Diseño Textil, SA	149,994	3,994
Midea Group Co., Ltd., Class A	513,775	3,816
McDonald’s Corp.	11,404	3,005
Kering SA	5,640	2,887
Restaurant Brands International, Inc.	38,245	2,473
LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
YUM! Brands, Inc.	10,281	1,317
Galaxy Entertainment Group, Ltd.	196,000	1,298
Cie. Financière Richemont SA, Class A	7,967	1,031
Darden Restaurants, Inc.	7,101	982
Mercedes-Benz Group AG	8,466	556
OPAP SA	27,844	395
Pearson PLC	26,653	302
Inchcape PLC	26,460	261
Kindred Group PLC (SDR)	24,452	255
VF Corp.	4,833	134
Thule Group AB	4,224	88
		33,019

Communication services 2.85%
Comcast Corp., Class A	222,680	7,787
Verizon Communications, Inc.	113,150	4,458
SoftBank Corp.	380,300	4,300
Singapore Telecommunications, Ltd.	1,528,600	2,935
Koninklijke KPN NV	918,661	2,842
BCE, Inc.	54,651	2,401
Nippon Telegraph and Telephone Corp.	75,100	2,143
HKT Trust and HKT, Ltd., units	1,127,240	1,378
Warner Music Group Corp., Class A	33,470	1,172
Omnicom Group, Inc.	10,871	887
WPP PLC	81,366	808

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares		Value (000)
Communication services (continued)
Indus Towers, Ltd.		211,665	$486
América Móvil, SAB de CV, Series L (ADR)		24,725	450
ProSiebenSat.1 Media SE		40,927	366
			32,413

Total common stocks (cost: $704,847,000)			848,114

Preferred securities 0.05%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares		13,546	545

Total preferred securities (cost: $456,000)			545

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[3]		7,130	6

Total rights & warrants (cost: $0)			6

Convertible stocks 0.44%
Utilities 0.28%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		35,900	1,802
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659	883
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023		9,704	501
			3,186

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[5]		841	1,141

Consumer discretionary 0.06%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		6,448	692

Total convertible stocks (cost: $4,623,000)			5,019

Investment funds 2.46%
Capital Group Central Corporate Bond Fund[6]		3,442,868	28,059

Total investment funds (cost: $33,742,000)			28,059

Bonds, notes & other debt instruments 18.22%		Principal amount (000)
U.S. Treasury bonds & notes 9.44%
U.S. Treasury 7.06%
U.S. Treasury 0.125% 1/31/2023	USD	2,200	2,193
U.S. Treasury 0.375% 10/31/2023		875	844
U.S. Treasury 0.125% 12/15/2023		8,410	8,057
U.S. Treasury 2.50% 4/30/2024		2,224	2,161
U.S. Treasury 3.25% 8/31/2024		554	542
U.S. Treasury 0.625% 10/15/2024		11,050	10,322
U.S. Treasury 0.75% 11/15/2024		3,525	3,291
U.S. Treasury 4.50% 11/30/2024		3,677	3,678
U.S. Treasury 4.00% 12/15/2025		4,257	4,230
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 4/30/2026		1,093	977
U.S. Treasury 0.75% 5/31/2026		3,850	3,435

114	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 6/30/2026	USD	6,300		$5,845
U.S. Treasury 1.125% 10/31/2026		995		890
U.S. Treasury 2.00% 11/15/2026[7]		2,800		2,589
U.S. Treasury 0.50% 4/30/2027		2,900		2,498
U.S. Treasury 6.125% 11/15/2027		950		1,037
U.S. Treasury 3.875% 11/30/2027		15,438		15,354
U.S. Treasury 1.25% 3/31/2028		1,350		1,174
U.S. Treasury 3.875% 11/30/2029		1,360		1,351
U.S. Treasury 6.25% 5/15/2030		890		1,016
U.S. Treasury 4.125% 11/15/2032		1,610		1,642
U.S. Treasury 1.125% 5/15/2040[7]		2,400		1,506
U.S. Treasury 2.00% 11/15/2041		300		215
U.S. Treasury 4.00% 11/15/2042		806		790
U.S. Treasury 2.375% 5/15/2051		197		142
U.S. Treasury 3.00% 8/15/2052[7]		5,411		4,486
U.S. Treasury 4.00% 11/15/2052		115		116
				80,382

U.S. Treasury inflation-protected securities 2.38%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[8]		2,610		2,605
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[8]		3,400		3,367
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[8]		1,818		1,797
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[8]		1,220		1,195
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]		1,581		1,539
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[8]		1,887		1,828
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[8]		2,752		2,652
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[8]		539		518
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[8]		1,269		1,210
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[8]		377		362
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[8]		230		218
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[8]		2,388		2,245
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[8]		2,253		2,250
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[8]		242		227
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[8]		2,143		1,925
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[8]		1,831		1,625
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[8]		139		123
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[8]		201		169
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7,8]		2,031		1,311
				27,166

Total U.S. Treasury bonds & notes				107,548

Mortgage-backed obligations 6.13%
Federal agency mortgage-backed obligations 5.40%
Fannie Mae Pool #695412 5.00% 6/1/2033[9]		—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[9]		2		2
Fannie Mae Pool #931768 5.00% 8/1/2039[9]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[9]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[9]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[9]		9		8
Fannie Mae Pool #AE1248 5.00% 6/1/2041[9]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[9]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[9]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[9]		5		5
Fannie Mae Pool #AE1283 5.00% 12/1/2041[9]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[9]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[9]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[9]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[9]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[9]		150		138
Fannie Mae Pool #BH3122 4.00% 6/1/2047[9]		1		1

American Funds Insurance Series	115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[9]	USD	39	$37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[9]		20	19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[9]		27	25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[9]		8	8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[9]		5	5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[9]		38	35
Fannie Mae Pool #CA5540 3.00% 4/1/2050[9]		3,219	2,861
Fannie Mae Pool #CA6309 3.00% 7/1/2050[9]		376	337
Fannie Mae Pool #CB2787 3.50% 12/1/2051[9]		23	21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[9]		97	88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[9]		1,017	907
Fannie Mae Pool #CB3236 3.00% 3/1/2052[9]		424	373
Fannie Mae Pool #FS3275 3.00% 4/1/2052[9]		787	691
Fannie Mae Pool #MA4600 3.50% 5/1/2052[9]		1,452	1,321
Fannie Mae Pool #BT8370 3.50% 6/1/2052[9]		291	265
Fannie Mae Pool #MA4732 4.00% 9/1/2052[9]		353	332
Fannie Mae Pool #MA4782 3.50% 10/1/2052[9]		880	800
Fannie Mae Pool #MA4877 6.50% 12/1/2052[9]		103	106
Fannie Mae Pool #MA4902 3.50% 1/1/2053[9]		53	48
Fannie Mae Pool #MA4866 4.00% 1/1/2053[9]		828	777
Fannie Mae Pool #MA4868 5.00% 1/1/2053[9]		30	30
Fannie Mae Pool #MA4895 6.50% 1/1/2053[9]		118	121
Fannie Mae Pool #BF0142 5.50% 8/1/2056[9]		391	404
Fannie Mae Pool #BF0342 5.50% 1/1/2059[9]		266	272
Fannie Mae Pool #BM6737 4.50% 11/1/2059[9]		704	691
Fannie Mae Pool #BF0497 3.00% 7/1/2060[9]		458	401
Freddie Mac Pool #Q15874 4.00% 2/1/2043[9]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[9]		234	225
Freddie Mac Pool #Q55971 4.00% 5/1/2048[9]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[9]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[9]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[9]		28	27
Freddie Mac Pool #Q57242 4.50% 7/1/2048[9]		13	13
Freddie Mac Pool #Q58411 4.50% 9/1/2048[9]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[9]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[9]		20	20
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[9]		1,234	1,218
Freddie Mac Pool #QD2877 3.00% 12/1/2051[9]		130	114
Freddie Mac Pool #SD1374 3.00% 3/1/2052[9]		430	378
Freddie Mac Pool #SD1937 3.00% 3/1/2052[9]		243	214
Freddie Mac Pool #QE4383 4.00% 6/1/2052[9]		340	319
Freddie Mac Pool #RA7556 4.50% 6/1/2052[9]		936	903
Freddie Mac Pool #SD8242 3.00% 9/1/2052[9]		605	531
Freddie Mac Pool #SD1584 4.50% 9/1/2052[9]		206	202
Freddie Mac Pool #QF1730 4.00% 10/1/2052[9]		838	787
Freddie Mac Pool #SD8256 4.00% 10/1/2052[9]		100	94
Freddie Mac Pool #SD8264 3.50% 11/1/2052[9]		200	182
Freddie Mac Pool #SD8275 4.50% 12/1/2052[9]		1,959	1,887
Freddie Mac Pool #SD8281 6.50% 12/1/2052[9]		406	416
Freddie Mac Pool #SD8285 3.50% 1/1/2053[9]		14	13
Freddie Mac Pool #SD8286 4.00% 1/1/2053[9]		200	188
Freddie Mac Pool #SD8288 5.00% 1/1/2053[9]		35	35
Freddie Mac Pool #SD8282 6.50% 1/1/2053[9]		457	468
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[9,10]		115	108
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[9]		235	219
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[9,10]		233	218
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[9,10]		97	88

116	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[9]	USD80		$73
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[9]	20		19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[9]	1,001		905
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[9]	408		386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[9]	629		594
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[9]	18		17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[9]	10		9
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[9]	922		881
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[9]	1,293		1,191
Government National Mortgage Assn. 4.00% 1/1/2053[9,11]	3,400		3,218
Government National Mortgage Assn. 4.50% 1/1/2053[9,11]	60		58
Government National Mortgage Assn. 5.00% 2/1/2053[9,11]	8,731		8,652
Government National Mortgage Assn. 5.50% 2/1/2053[9,11]	1,017		1,022
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[9]	454		441
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[9]	2,927		2,773
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[9]	1,054		1,024
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[9]	54		52
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[9]	300		291
Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/2064[9]	1		1
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[9]	—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2038[9,11]	1,708		1,563
Uniform Mortgage-Backed Security 2.00% 1/1/2053[9,11]	60		49
Uniform Mortgage-Backed Security 2.50% 1/1/2053[9,11]	140		119
Uniform Mortgage-Backed Security 4.00% 1/1/2053[9,11]	340		319
Uniform Mortgage-Backed Security 4.50% 1/1/2053[9,11]	340		327
Uniform Mortgage-Backed Security 5.00% 1/1/2053[9,11]	1,250		1,232
Uniform Mortgage-Backed Security 5.50% 1/1/2053[9,11]	13,500		13,538
Uniform Mortgage-Backed Security 6.50% 1/1/2053[9,11]	1,836		1,880
Uniform Mortgage-Backed Security 4.00% 2/1/2053[9,11]	172		161
Uniform Mortgage-Backed Security 5.50% 2/1/2053[9,11]	80		80
Uniform Mortgage-Backed Security 6.00% 2/1/2053[9,11]	470		477
			61,513

Collateralized mortgage-backed obligations (privately originated) 0.42%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,9,10]	141		112
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,9,10]	84		75
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,9]	90		78
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,9,10]	71		69
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,9,10]	136		129
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,9,10]	104		99
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,9,10]	185		175
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,9,10]	10		10
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[1,9,10]	4		4
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[1,9]	59		61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,9]	67		66

American Funds Insurance Series	117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,9,10]	USD	117	$95
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[9,10]		252	261
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[1,9,10]		109	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[1,9,10]		19	19
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[1,9,10]		34	34
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[1,9,10]		64	65
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.089% 1/25/2050[1,9,10]		188	187
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[1,9,10]		408	407
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 9.489% 6/27/2050[1,9,10]		108	112
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[1,9,10]		540	575
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,9]		196	184
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,9,12]		200	185
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,9,10]		78	71
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,9,12]		132	119
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,9,10]		202	195
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.139% 5/25/2055[1,9,10]		281	277
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,9]		100	91
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,9,10]		66	62
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,9,10]		40	39
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,9,10]		49	47
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,9,10]		24	23
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,9]		472	420
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,2]		100	89
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,9]		196	170
			4,752

Commercial mortgage-backed securities 0.31%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,9,10]		110	108
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[1,9,10]		329	322
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,9,10]		332	330
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[1,9,10]		548	529
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,9,10]		266	253
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[1,9,10]		100	93
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[1,9,10]		155	152
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[1,9,10]		173	167

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[1,9,10]	USD	99	$94
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[1,9,10]		100	95
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/2039[1,9,10]		99	99
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[1,9,10]		98	95
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[1,9,10]		24	23
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/2025[1,9,10]		229	223
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 5.468% 5/17/2038[1,9,10]		300	292
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,9,10]		100	78
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[1,9,10]		50	49
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,9,10]		62	59
Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 7.639% 10/15/2049[1,9,10]		141	133
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[1,9,10]		361	348
			3,542

Total mortgage-backed obligations			69,807

Corporate bonds, notes & loans 1.72%
Health care 0.28%
AbbVie, Inc. 3.20% 11/21/2029		25	23
AbbVie, Inc. 4.25% 11/21/2049		39	33
Amgen, Inc. 4.05% 8/18/2029		145	136
Amgen, Inc. 4.20% 3/1/2033		133	123
Amgen, Inc. 4.20% 2/22/2052		19	15
Amgen, Inc. 4.875% 3/1/2053		45	40
AstraZeneca PLC 3.375% 11/16/2025		200	193
AstraZeneca PLC 3.00% 5/28/2051		11	8
Centene Corp. 4.625% 12/15/2029		530	486
Centene Corp. 3.375% 2/15/2030		179	152
Centene Corp. 2.625% 8/1/2031		40	31
Gilead Sciences, Inc. 1.65% 10/1/2030		8	6
HCA, Inc. 2.375% 7/15/2031		18	14
Humana, Inc. 3.70% 3/23/2029		12	11
Merck & Co., Inc. 1.70% 6/10/2027		118	105
Merck & Co., Inc. 3.40% 3/7/2029		110	103
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire PLC 3.20% 9/23/2026		270	254
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		700	687
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		650	570
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		300	184
Zoetis, Inc. 5.60% 11/16/2032		25	26
			3,207

Energy 0.27%
Apache Corp. 4.25% 1/15/2030		385	341
Baker Hughes Holdings, LLC 2.061% 12/15/2026		8	7
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	331
Cenovus Energy, Inc. 5.40% 6/15/2047		73	66
EQT Corp. 5.00% 1/15/2029		35	33
EQT Corp. 3.625% 5/15/2031[1]		20	17

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 2.375% 5/22/2030	USD	365	$311
Exxon Mobil Corp. 2.995% 8/16/2039		200	154
Exxon Mobil Corp. 3.452% 4/15/2051		25	19
Kinder Morgan, Inc. 5.45% 8/1/2052		11	10
MPLX, LP 4.95% 9/1/2032		20	19
MPLX, LP 4.95% 3/14/2052		20	16
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		80	75
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		80	71
ONEOK, Inc. 3.10% 3/15/2030		42	35
ONEOK, Inc. 7.15% 1/15/2051		97	99
Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035		150	109
Petróleos Mexicanos 6.50% 1/23/2029		20	17
Petróleos Mexicanos 8.75% 6/2/2029		177	166
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		142	132
Shell International Finance BV 2.00% 11/7/2024		420	400
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[12]		540	515
TransCanada PipeLines, Ltd. 5.10% 3/15/2049		150	137
Williams Companies, Inc. 5.30% 8/15/2052		40	36
			3,116

Communication services 0.24%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	58
AT&T, Inc. 3.50% 6/1/2041	USD	75	56
CCO Holdings, LLC 4.25% 2/1/2031[1]		360	290
CCO Holdings, LLC 4.75% 2/1/2032[1]		25	20
CCO Holdings, LLC 4.25% 1/15/2034[1]		175	130
Charter Communications Operating, LLC 3.70% 4/1/2051		25	15
Meta Platforms, Inc. 3.85% 8/15/2032		160	141
Meta Platforms, Inc. 4.45% 8/15/2052		95	76
Netflix, Inc. 4.875% 4/15/2028		150	145
SBA Tower Trust 1.631% 11/15/2026[1]		253	215
Sprint Corp. 6.875% 11/15/2028		325	338
Sprint Corp. 8.75% 3/15/2032		90	107
T-Mobile US, Inc. 3.875% 4/15/2030		625	568
T-Mobile US, Inc. 2.55% 2/15/2031		253	207
Verizon Communications, Inc. 1.75% 1/20/2031		142	111
Walt Disney Company 4.625% 3/23/2040		120	113
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		56	46
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]		47	36
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]		88	64
			2,736

Utilities 0.23%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	35
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	123
Edison International 6.95% 11/15/2029		25	26
FirstEnergy Corp. 2.65% 3/1/2030		493	403
FirstEnergy Corp. 2.25% 9/1/2030		107	85
ITC Holdings Corp. 3.35% 11/15/2027		25	23
Pacific Gas and Electric Co. 3.25% 2/16/2024		1,025	1,001
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	89
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	93
Pacific Gas and Electric Co. 4.65% 8/1/2028		284	262
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	292
Southern California Edison Co., Series C, 3.60% 2/1/2045		206	149
Union Electric Co. 3.90% 4/1/2052		25	20
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,653

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.20%
AerCap Ireland Capital DAC 3.30% 1/30/2032	USD	150	$118
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[12]		82	78
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[12]		40	39
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]		231	177
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[12]		84	80
Charles Schwab Corp. 2.45% 3/3/2027		25	23
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[12]		35	28
CME Group, Inc. 2.65% 3/15/2032		50	42
Corebridge Financial, Inc. 3.85% 4/5/2029[1]		180	164
Corebridge Financial, Inc. 3.90% 4/5/2032[1]		32	28
Corebridge Financial, Inc. 4.35% 4/5/2042[1]		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052[1]		49	39
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,12]		250	257
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,12]		200	184
Discover Financial Services 6.70% 11/29/2032		25	25
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[12]		75	59
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]		40	33
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	17
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	15
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[12]		100	100
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]		40	39
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[12]		227	174
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[12]		17	14
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[12]		25	24
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[12]		20	19
Navient Corp. 5.00% 3/15/2027		150	132
New York Life Global Funding 3.00% 1/10/2028[1]		150	138
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[12]		38	24
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[12]		45	44
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[12]		105	89
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[12]		35	33
			2,242

Consumer discretionary 0.19%
Bayerische Motoren Werke AG 3.45% 4/1/2027[1]		25	23
Bayerische Motoren Werke AG 4.15% 4/9/2030[1]		290	276
Bayerische Motoren Werke AG 3.70% 4/1/2032[1]		25	22
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		495	476
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		175	162
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]		150	126
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]		150	117
Ford Motor Co. 2.30% 2/10/2025		200	183
Ford Motor Credit Company, LLC 5.125% 6/16/2025		200	193
Grand Canyon University 4.125% 10/1/2024		200	188
McDonald’s Corp. 4.60% 9/9/2032		15	15
McDonald’s Corp. 5.15% 9/9/2052		10	10
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		160	172
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			2,195

Industrials 0.10%
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		200	192
Boeing Company 4.508% 5/1/2023		270	270
Boeing Company 2.75% 2/1/2026		91	84
Boeing Company 3.625% 2/1/2031		280	246
Boeing Company 5.805% 5/1/2050		95	89

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD	78	$65
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		102	69
CSX Corp. 4.75% 11/15/2048		50	45
CSX Corp. 4.50% 11/15/2052		35	31
Lockheed Martin Corp. 5.10% 11/15/2027		19	19
Masco Corp. 3.125% 2/15/2051		10	6
Union Pacific Corp. 2.80% 2/14/2032		17	15
Union Pacific Corp. 3.50% 2/14/2053		20	15
			1,146

Consumer staples 0.09%
7-Eleven, Inc. 0.80% 2/10/2024[1]		50	48
7-Eleven, Inc. 1.30% 2/10/2028[1]		30	25
7-Eleven, Inc. 1.80% 2/10/2031[1]		207	159
Altria Group, Inc. 3.875% 9/16/2046		22	15
Altria Group, Inc. 3.70% 2/4/2051		28	18
Anheuser-Busch InBev NV 4.50% 6/1/2050		20	18
British American Tobacco PLC 4.70% 4/2/2027		105	101
British American Tobacco PLC 4.448% 3/16/2028		150	139
British American Tobacco PLC 4.54% 8/15/2047		82	58
British American Tobacco PLC 4.758% 9/6/2049		121	88
Kraft Heinz Company 3.00% 6/1/2026		93	87
Kraft Heinz Company 4.875% 10/1/2049		170	148
Kraft Heinz Company 5.50% 6/1/2050		75	72
Philip Morris International, Inc. 5.125% 11/17/2027		43	43
Philip Morris International, Inc. 5.625% 11/17/2029		23	23
Philip Morris International, Inc. 5.75% 11/17/2032		16	16
			1,058

Information technology 0.07%
Apple, Inc. 3.35% 8/8/2032		20	18
Apple, Inc. 3.95% 8/8/2052		20	17
Broadcom, Inc. 4.00% 4/15/2029[1]		3	3
Broadcom, Inc. 4.15% 4/15/2032[1]		11	10
Broadcom, Inc. 3.137% 11/15/2035[1]		2	1
Broadcom, Inc. 3.75% 2/15/2051[1]		91	63
Lenovo Group, Ltd. 5.875% 4/24/2025		400	390
Oracle Corp. 2.875% 3/25/2031		64	53
Oracle Corp. 3.60% 4/1/2050		150	102
ServiceNow, Inc. 1.40% 9/1/2030		130	100
			757

Materials 0.03%
Celanese US Holdings, LLC 6.379% 7/15/2032		10	9
Dow Chemical Co. 3.60% 11/15/2050		75	54
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[1]		100	84
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]		10	7
LYB International Finance III, LLC 3.625% 4/1/2051		102	69
Nutrien, Ltd. 5.90% 11/7/2024		84	85
South32 Treasury, Ltd. 4.35% 4/14/2032[1]		10	9
			317

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Equinix, Inc. 1.55% 3/15/2028		25	21
Equinix, Inc. 3.20% 11/18/2029		144	125
Equinix, Inc. 2.50% 5/15/2031		47	38
			194

Total corporate bonds, notes & loans			19,621

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations 0.84%
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,9]	USD	96	$93
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[9]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,9]		86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,9]		87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,9]		100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[9,10]		132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,9]		197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,9]		100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,9]		69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[9,10]		103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,9]		354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,9]		89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,9]		91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,9]		91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,9]		319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,9]		493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[9]		36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[9]		44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,9]		131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[9,10]		70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/2029[1,9]		7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,9]		506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,9]		85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,9]		133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[9,10]		76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[9,10]		78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,9]		184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,9]		247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,9]		100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,9]		268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,9]		100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,9]		100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[9,10]		100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,9]		46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,9]		143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,9]		211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,9]		423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,9,10]		218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,9]		935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]		199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[9,10]		236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,9]		100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,9]		100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,9]		100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[9]		158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[9]		577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,9]		73	62

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,9]	USD	211	$188
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,9,10]		335	297
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[9,10]		27	27
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[9,12]		160	157
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[9,12]		451	454
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]		102	100
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,9]		492	487
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,9]		80	79
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,9]		100	100
			9,532

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 1/23/2031		190	158
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	201
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	191
United Mexican States 3.25% 4/16/2030		200	175
			743
Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	12

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	216

Total municipals			228

Total bonds, notes & other debt instruments (cost: $218,921,000)			207,479

Short-term securities 7.36%		Shares
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[6,13]		779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[13,14]		2,241,328	2,241
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[13,14]		1,944,356	1,945
Capital Group Central Cash Fund 4.31%[6,13,14]		17,119	1,712
			5,898

Total short-term securities (cost: $83,839,000)			83,850
Total investment securities 102.99% (cost: $1,046,428,000)			1,173,072
Other assets less liabilities (2.99)%			(34,006)

Net assets 100.00%			$1,139,066

124	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD	41,631	$49
5 Year U.S. Treasury Note Futures	Long	357	March 2023		38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023		828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023		1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023		8,193	(62)
						$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$(90)	$—	$(90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	—	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	—	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	—	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	—	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	—	388
						$1,520	$—	$1,520

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138		$127		$174	$(47)

American Funds Insurance Series	125

Capital Income Builder (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$6,708	$3,076		$(677)	$(5,200)	$28,059	$ 900
Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[13]	42,892	254,586	219,519		(14)	7	77,952	1,714
Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%[13,14]	1,954		242	[17]			1,712	—	[18]
Total short-term securities							79,664
Total 9.45%					$(691)	$(5,193)	$107,723	$ 2,614

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.
[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented .55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Rate represents the seven-day yield at 12/31/2022.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

126	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%	Shares	Value (000)
Health care 13.40%
UnitedHealth Group, Inc.	929,300	$492,696
Johnson & Johnson	2,030,000	358,600
Pfizer, Inc.	5,493,542	281,489
Humana, Inc.	500,000	256,095
Gilead Sciences, Inc.	2,665,000	228,790
Cigna Corp.	650,000	215,371
AbbVie, Inc.	1,221,978	197,484
Abbott Laboratories	1,600,000	175,664
Eli Lilly and Company	400,469	146,508
Vertex Pharmaceuticals, Inc.[1]	505,500	145,978
CVS Health Corp.	1,453,100	135,414
Regeneron Pharmaceuticals, Inc.[1]	187,220	135,077
Centene Corp.[1]	1,235,513	101,324
Bristol-Myers Squibb Company	1,374,818	98,918
AstraZeneca PLC	461,000	62,565
AstraZeneca PLC (ADR)	249,881	16,942
Thermo Fisher Scientific, Inc.	116,000	63,880
Alnylam Pharmaceuticals, Inc.[1]	261,834	62,225
Novo Nordisk A/S, Class B	246,400	33,363
AbCellera Biologics, Inc.[1,2]	2,871,293	29,086
Seagen, Inc.[1]	170,500	21,911
Rotech Healthcare, Inc.[1,3,4]	184,138	19,703
Elevance Health, Inc.	37,542	19,258
Zoetis, Inc., Class A	95,618	14,013
Karuna Therapeutics, Inc.[1]	57,100	11,220
		3,323,574

Consumer discretionary 9.59%
Aramark	11,375,152	470,249
Home Depot, Inc.	1,206,200	380,990
General Motors Company	6,575,000	221,183
Booking Holdings, Inc.[1]	87,604	176,546
Lennar Corp., Class A	1,357,800	122,881
Dollar General Corp.	493,075	121,420
LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
Amazon.com, Inc.[1]	1,340,400	112,594
Target Corp.	750,000	111,780
Etsy, Inc.[1]	840,578	100,684
Entain PLC	6,000,000	96,202
Burlington Stores, Inc.[1]	431,484	87,488
D.R. Horton, Inc.	870,000	77,552
Royal Caribbean Cruises, Ltd.[1]	1,014,324	50,138
YUM! Brands, Inc.	277,000	35,478
Dollar Tree Stores, Inc.[1]	185,000	26,166
YETI Holdings, Inc.[1]	495,471	20,468
Darden Restaurants, Inc.	142,000	19,643
Chipotle Mexican Grill, Inc.[1]	9,709	13,471
Li Auto, Inc., Class A (ADR)[1,2]	350,694	7,154
Xpeng, Inc., Class A (ADR)[1,2]	703,800	6,996
		2,379,455

Financials 9.21%
Aon PLC, Class A	807,600	242,393
Chubb, Ltd.	800,000	176,480
Apollo Asset Management, Inc.	2,630,627	167,808
Synchrony Financial	4,100,000	134,726
JPMorgan Chase & Co.	973,100	130,493
First Republic Bank	1,000,000	121,890
Bank of America Corp.	3,000,000	99,360
Arthur J. Gallagher & Co.	476,724	89,881
Capital One Financial Corp.	850,000	79,016
Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	213,000	$73,140
Ares Management Corp., Class A	1,015,403	69,494
KKR & Co., Inc.	1,497,000	69,491
Nasdaq, Inc.	1,098,300	67,381
Charles Schwab Corp.	801,126	66,702
CME Group, Inc., Class A	380,200	63,934
Discover Financial Services	600,000	58,698
Toronto-Dominion Bank (CAD denominated)[2]	885,700	57,348
SLM Corp.	3,345,000	55,527
Intercontinental Exchange, Inc.	538,487	55,243
Blackstone, Inc., nonvoting shares	737,500	54,715
S&P Global, Inc.	118,700	39,757
Brookfield Corp., Class A	1,260,000	39,640
The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
Morgan Stanley	339,372	28,853
Antin Infrastructure Partners SA	1,243,300	27,033
EQT AB	1,250,263	26,646
Wells Fargo & Company	570,000	23,535
Progressive Corp.	105,000	13,620
Bridgepoint Group PLC	5,809,554	13,461
OneMain Holdings, Inc.	300,000	9,993
Brookfield Asset Management, Ltd., Class A	315,000	9,031
Islandsbanki hf.	9,555,235	8,073
Jonah Energy Parent, LLC[3]	32,117	1,899
Sberbank of Russia PJSC[1,3]	8,880,000	—	[5]
		2,283,769

Information technology 8.88%
Microsoft Corp.	3,355,454	804,705
Broadcom, Inc.	1,249,134	698,428
ASML Holding NV (New York registered) (ADR)	316,764	173,080
MKS Instruments, Inc.	1,600,000	135,568
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
Mastercard, Inc., Class A	195,977	68,147
NVIDIA Corp.	332,696	48,620
MediaTek, Inc.	1,463,000	29,717
Oracle Corp.	321,820	26,306
Paychex, Inc.	205,595	23,759
GoDaddy, Inc., Class A1	281,000	21,024
Apple, Inc.	150,000	19,490
KLA Corp.	49,000	18,474
MicroStrategy, Inc., Class A1	96,100	13,605
Applied Materials, Inc.	135,000	13,146
Snowflake, Inc., Class A1	85,810	12,317
		2,201,361

Consumer staples 6.59%
Philip Morris International, Inc.	9,438,592	955,280
Nestlé SA	1,954,200	225,682
Archer Daniels Midland Company	1,880,000	174,558
British American Tobacco PLC (ADR)	2,634,146	105,313
British American Tobacco PLC	1,080,000	42,849
Altria Group, Inc.	1,570,000	71,764
Avenue Supermarts, Ltd.[1]	970,539	47,566
Costco Wholesale Corp.	26,000	11,869
		1,634,881

Industrials 6.22%
Northrop Grumman Corp.	933,553	509,356
Lockheed Martin Corp.	474,900	231,034
L3Harris Technologies, Inc.	1,094,000	227,782
Boeing Company[1]	1,039,506	198,015

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Caterpillar, Inc.	618,000	$148,048
CSX Corp.	2,628,369	81,427
Raytheon Technologies Corp.	395,000	39,863
General Electric Co.	288,000	24,132
Huntington Ingalls Industries, Inc.	100,000	23,068
AMETEK, Inc.	140,000	19,561
Chart Industries, Inc.[1]	130,200	15,003
Copart, Inc.[1]	232,000	14,126
Storskogen Group AB, Class B	16,853,587	12,088
		1,543,503

Communication services 4.72%
Alphabet, Inc., Class C1	2,992,500	265,525
Alphabet, Inc., Class A1	1,269,460	112,004
Charter Communications, Inc., Class A1	821,000	278,401
Meta Platforms, Inc., Class A1	1,777,348	213,886
Netflix, Inc.[1]	384,527	113,390
Comcast Corp., Class A	2,874,400	100,518
ZoomInfo Technologies, Inc.[1]	1,747,900	52,629
Activision Blizzard, Inc.	400,000	30,620
Electronic Arts, Inc.	35,000	4,276
		1,171,249

Energy 4.12%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	7,515,800	417,366
Pioneer Natural Resources Company	752,000	171,749
ConocoPhillips	1,252,000	147,736
Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
Hess Corp.	400,000	56,728
Chevron Corp.	270,000	48,462
TC Energy Corp.	631,700	25,180
Equitrans Midstream Corp.	718,490	4,814
Diamond Offshore Drilling, Inc.[1]	266,381	2,770
Altera Infrastructure, LP1,3	6,273	497
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	53
McDermott International, Ltd.[1]	30,762	10
Bighorn Permian Resources, LLC[3]	4,392	—	[5]
		1,020,878

Materials 3.45%
Corteva, Inc.	4,365,508	256,605
Mosaic Co.	1,940,000	85,108
Linde PLC	256,541	83,678
Royal Gold, Inc.	700,000	78,904
Wheaton Precious Metals Corp.	1,785,000	69,758
Nucor Corp.	500,000	65,905
Franco-Nevada Corp.	347,089	47,313
First Quantum Minerals, Ltd.	2,100,000	43,877
ATI, Inc.[1]	1,350,000	40,311
Vale SA, ordinary nominative shares	1,750,000	29,460
Nutrien, Ltd. (CAD denominated)	400,272	29,222
Lundin Mining Corp.[2]	4,320,000	26,513
		856,654

Real estate 0.96%
VICI Properties, Inc. REIT	2,769,449	89,730
Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
Equinix, Inc. REIT	63,445	41,559
Crown Castle, Inc. REIT	166,000	22,516
		236,814

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.64%
CenterPoint Energy, Inc.		1,717,846	$51,518
Exelon Corp.		779,231	33,686
AES Corp.		983,067	28,273
Sempra Energy		132,039	20,405
FirstEnergy Corp.		307,000	12,876
Constellation Energy Corp.		138,666	11,955
			158,713

Total common stocks (cost: $11,870,390,000)			16,810,851

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,6]		450	189

Total preferred securities (cost: $466,000)			189

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4	—	[5]

Total rights & warrants (cost: $0)			—	[5]

Convertible stocks 0.26%
Health care 0.26%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024[3,4]		50,000	63,388

Total convertible stocks (cost: $50,000,000)			63,388

Investment funds 5.51%
Capital Group Central Corporate Bond Fund[7]		167,745,028	1,367,122

Total investment funds (cost: $1,676,023,000)			1,367,122

Bonds, notes & other debt instruments 21.72%	Principal amount (000)
Mortgage-backed obligations 7.58%
Federal agency mortgage-backed obligations 7.02%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD	2	2
Fannie Mae Pool #AE2321 4.00% 8/1/2025[8]		1	1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]		1	1
Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]		1	1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]		168	165
Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]		2	1
Fannie Mae Pool #890329 4.00% 4/1/2026[8]		27	26
Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]		2	2
Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]		13	12
Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]		185	181
Fannie Mae Pool #254767 5.50% 6/1/2033[8]		208	214
Fannie Mae Pool #555956 5.50% 12/1/2033[8]		131	135
Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]		411	403
Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]		162	158
Fannie Mae Pool #929185 5.50% 1/1/2036[8]		383	396
Fannie Mae Pool #893641 6.00% 9/1/2036[8]		776	811
Fannie Mae Pool #893688 6.00% 10/1/2036[8]		164	171
Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]		5,967	5,542
Fannie Mae Pool #907239 6.00% 12/1/2036[8]		54	56
Fannie Mae Pool #928031 6.00% 1/1/2037[8]		63	65
Fannie Mae Pool #888292 6.00% 3/1/2037[8]		547	571
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		111	114

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #190379 5.50% 5/1/2037[8]	USD	55		$57
Fannie Mae Pool #924952 6.00% 8/1/2037[8]		865		903
Fannie Mae Pool #888637 6.00% 9/1/2037[8]		10		10
Fannie Mae Pool #995674 6.00% 5/1/2038[8]		310		324
Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]		938		984
Fannie Mae Pool #995224 6.00% 9/1/2038[8]		8		8
Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]		286		298
Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]		196		201
Fannie Mae Pool #889983 6.00% 10/1/2038[8]		18		19
Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]		689		717
Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]		110		114
Fannie Mae Pool #995391 6.00% 11/1/2038[8]		14		15
Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]		—	[5]	—	[5]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]		62		65
Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]		182		190
Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]		242		248
Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]		413		428
Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]		7,655		6,462
Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]		8,791		7,421
Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]		22,809		18,688
Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]		14,931		12,603
Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]		3,155		2,956
Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]		2,218		2,169
Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]		1,262		1,234
Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]		1,052		1,015
Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]		5,278		4,945
Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]		8,847		8,192
Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]		1,320		1,231
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		2,806		2,610
Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]		113		109
Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]		373		335
Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]		1,322		1,263
Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]		1,482		1,375
Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]		2,160		2,005
Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]		470		421
Fannie Mae Pool #256975 7.00% 10/1/2047[8]		2		2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]		1,522		1,415
Fannie Mae Pool #257036 7.00% 11/1/2047[8]		6		7
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		2,648		2,535
Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]		11		10
Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]		11		11
Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]		16,898		15,676
Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]		2,314		2,144
Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]		1,745		1,556
Fannie Mae Pool #CA5659 2.50% 5/1/2050[8]		2,353		1,999
Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]		5,666		4,869
Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]		12,778		11,002
Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]		1,607		1,386
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		14,598		13,142
Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]		4,022		3,458
Fannie Mae Pool #CA9291 2.50% 2/1/2051[8]		52		44
Fannie Mae Pool #CA9390 2.50% 3/1/2051[8]		666		565
Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]		4,822		3,945
Fannie Mae Pool #FM7741 2.50% 5/1/2051[8]		816		693
Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]		4,876		4,347
Fannie Mae Pool #FM8436 2.50% 9/1/2051[8]		45		39
Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]		165		145
Fannie Mae Pool #BU0616 2.50% 11/1/2051[8]		49		42
Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]		9,882		8,696
Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]		17,352		14,835
Fannie Mae Pool #CB2402 2.50% 12/1/2051[8]		10,959		9,290

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	USD	7,995	$6,825
Fannie Mae Pool #BU8372 2.50% 12/1/2051[8]		955	812
Fannie Mae Pool #CB2323 2.50% 12/1/2051[8]		947	805
Fannie Mae Pool #CB2312 2.50% 12/1/2051[8]		366	311
Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]		196	168
Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]		94	81
Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]		95	81
Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]		93	80
Fannie Mae Pool #FS0235 2.50% 1/1/2052[8]		12,638	10,713
Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]		13,050	11,488
Fannie Mae Pool #FS0303 3.00% 1/1/2052[8]		978	859
Fannie Mae Pool #CB3666 2.50% 2/1/2052[8]		24,794	21,026
Fannie Mae Pool #FS0546 2.50% 2/1/2052[8]		11,820	10,020
Fannie Mae Pool #BV4367 2.50% 2/1/2052[8]		818	695
Fannie Mae Pool #FS0613 2.50% 2/1/2052[8]		736	625
Fannie Mae Pool #BV9531 2.50% 2/1/2052[8]		721	612
Fannie Mae Pool #BU8226 2.50% 2/1/2052[8]		612	520
Fannie Mae Pool #BV4259 2.50% 2/1/2052[8]		596	507
Fannie Mae Pool #BV3216 2.50% 2/1/2052[8]		487	413
Fannie Mae Pool #BU7298 2.50% 2/1/2052[8]		361	306
Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]		75	63
Fannie Mae Pool #BV3495 2.50% 2/1/2052[8]		64	55
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		67,926	60,633
Fannie Mae Pool #CB2896 3.00% 2/1/2052[8]		7,625	6,703
Fannie Mae Pool #CB5013 2.50% 3/1/2052[8]		3,992	3,392
Fannie Mae Pool #BV6631 2.50% 3/1/2052[8]		921	782
Fannie Mae Pool #BV8086 2.50% 3/1/2052[8]		596	508
Fannie Mae Pool #BT8111 2.50% 3/1/2052[8]		593	503
Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]		525	446
Fannie Mae Pool #BU8885 2.50% 3/1/2052[8]		507	431
Fannie Mae Pool #FS0831 3.00% 3/1/2052[8]		16,034	14,095
Fannie Mae Pool #CB3170 3.00% 3/1/2052[8]		7,000	6,156
Fannie Mae Pool #CB3410 3.00% 3/1/2052[8]		158	139
Fannie Mae Pool #MA4578 2.50% 4/1/2052[8]		31,872	27,036
Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]		966	820
Fannie Mae Pool #BV4656 2.50% 4/1/2052[8]		873	741
Fannie Mae Pool #BV2996 2.50% 4/1/2052[8]		814	691
Fannie Mae Pool #CB3351 2.50% 4/1/2052[8]		739	628
Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]		730	620
Fannie Mae Pool #FS1922 2.50% 4/1/2052[8]		716	608
Fannie Mae Pool #BV8569 2.50% 4/1/2052[8]		683	580
Fannie Mae Pool #BV7698 2.50% 4/1/2052[8]		620	526
Fannie Mae Pool #BV7717 2.50% 4/1/2052[8]		593	504
Fannie Mae Pool #BU8933 3.00% 4/1/2052[8]		1,825	1,604
Fannie Mae Pool #CB3364 3.00% 4/1/2052[8]		457	402
Fannie Mae Pool #BU8825 2.50% 5/1/2052[8]		1,018	864
Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]		885	752
Fannie Mae Pool #BV9818 2.50% 5/1/2052[8]		790	672
Fannie Mae Pool #BW0160 2.50% 5/1/2052[8]		665	565
Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]		162	137
Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]		89	76
Fannie Mae Pool #FS1877 3.00% 5/1/2052[8]		5,704	5,012
Fannie Mae Pool #BV7238 3.00% 5/1/2052[8]		1,886	1,658
Fannie Mae Pool #CB3495 3.00% 5/1/2052[8]		1,867	1,640
Fannie Mae Pool #BT7819 3.00% 5/1/2052[8]		138	121
Fannie Mae Pool #BW1436 4.50% 5/1/2052[8]		3,137	3,023
Fannie Mae Pool #MA4624 3.00% 6/1/2052[8]		1,431	1,257
Fannie Mae Pool #BW2935 3.00% 6/1/2052[8]		747	657
Fannie Mae Pool #BW1449 3.00% 6/1/2052[8]		400	352
Fannie Mae Pool #BV9701 3.00% 6/1/2052[8]		114	100
Fannie Mae Pool #BW5663 4.50% 6/1/2052[8]		2,906	2,800

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB4534 4.50% 6/1/2052[8]	USD	2,080	$2,004
Fannie Mae Pool #FS2239 2.50% 7/1/2052[8]		10,586	8,987
Fannie Mae Pool #MA4652 2.50% 7/1/2052[8]		7,000	5,940
Fannie Mae Pool #BV7868 2.50% 7/1/2052[8]		996	845
Fannie Mae Pool #BV2584 2.50% 7/1/2052[8]		602	510
Fannie Mae Pool #BW5528 2.50% 7/1/2052[8]		525	445
Fannie Mae Pool #BW6043 2.50% 7/1/2052[8]		62	53
Fannie Mae Pool #BW5579 3.50% 7/1/2052[8]		2,000	1,819
Fannie Mae Pool #CB4159 4.00% 7/1/2052[8]		1,519	1,427
Fannie Mae Pool #FS2555 4.50% 7/1/2052[8]		125	120
Fannie Mae Pool #MA4743 2.50% 8/1/2052[8]		6,986	5,925
Fannie Mae Pool #BW7293 3.50% 8/1/2052[8]		3,000	2,729
Fannie Mae Pool #CB4363 3.50% 8/1/2052[8]		960	874
Fannie Mae Pool #BV7903 3.50% 8/1/2052[8]		200	182
Fannie Mae Pool #BV8024 4.00% 8/1/2052[8]		1,924	1,807
Fannie Mae Pool #BW7302 4.00% 8/1/2052[8]		289	272
Fannie Mae Pool #BW4199 4.50% 8/1/2052[8]		2,996	2,887
Fannie Mae Pool #BW3035 4.50% 8/1/2052[8]		2,532	2,440
Fannie Mae Pool #BW5789 4.50% 8/1/2052[8]		999	963
Fannie Mae Pool #BW6395 4.50% 8/1/2052[8]		999	962
Fannie Mae Pool #BW7349 3.00% 9/1/2052[8]		1,886	1,658
Fannie Mae Pool #BW7780 3.00% 9/1/2052[8]		219	192
Fannie Mae Pool #MA4732 4.00% 9/1/2052[8]		56,336	52,898
Fannie Mae Pool #BW7326 4.00% 9/1/2052[8]		1,648	1,547
Fannie Mae Pool #BW9348 4.00% 9/1/2052[8]		1,429	1,342
Fannie Mae Pool #BW8103 4.00% 9/1/2052[8]		1,353	1,271
Fannie Mae Pool #MA4733 4.50% 9/1/2052[8]		12,197	11,752
Fannie Mae Pool #BV0957 4.50% 9/1/2052[8]		3,075	2,962
Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]		2,185	2,105
Fannie Mae Pool #BW1201 5.00% 9/1/2052[8]		2,361	2,331
Fannie Mae Pool #MA4824 2.50% 10/1/2052[8]		94	80
Fannie Mae Pool #MA4782 3.50% 10/1/2052[8]		3,000	2,729
Fannie Mae Pool #BW8980 4.00% 10/1/2052[8]		5,340	5,014
Fannie Mae Pool #BW1210 4.00% 10/1/2052[8]		4,034	3,788
Fannie Mae Pool #BW7356 4.00% 10/1/2052[8]		3,356	3,151
Fannie Mae Pool #BX0509 4.00% 10/1/2052[8]		1,444	1,356
Fannie Mae Pool #MA4784 4.50% 10/1/2052[8]		14,120	13,605
Fannie Mae Pool #CB4959 4.50% 10/1/2052[8]		9,275	8,936
Fannie Mae Pool #BV0961 4.50% 10/1/2052[8]		3,995	3,849
Fannie Mae Pool #BW8981 4.50% 10/1/2052[8]		2,309	2,224
Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]		998	962
Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]		3,500	3,455
Fannie Mae Pool #MA4887 2.50% 11/1/2052[8]		1,448	1,228
Fannie Mae Pool #MA4854 2.50% 11/1/2052[8]		902	765
Fannie Mae Pool #BW1309 2.50% 11/1/2052[8]		813	690
Fannie Mae Pool #MA4885 3.00% 11/1/2052[8]		801	704
Fannie Mae Pool #FS3279 3.50% 11/1/2052[8]		9,999	9,099
Fannie Mae Pool #MA4803 3.50% 11/1/2052[8]		1,000	910
Fannie Mae Pool #MA4804 4.00% 11/1/2052[8]		6,621	6,217
Fannie Mae Pool #BW1310 4.00% 11/1/2052[8]		1,509	1,417
Fannie Mae Pool #BX3075 4.50% 11/1/2052[8]		2,973	2,865
Fannie Mae Pool #MA4911 3.00% 12/1/2052[8]		650	571
Fannie Mae Pool #MA4838 3.50% 12/1/2052[8]		4,500	4,093
Fannie Mae Pool #MA4839 4.00% 12/1/2052[8]		4,000	3,756
Fannie Mae Pool #MA4841 5.00% 12/1/2052[8]		6,256	6,175
Fannie Mae Pool #MA4877 6.50% 12/1/2052[8]		1,000	1,026
Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]		7,999	7,896
Fannie Mae Pool #BX4609 5.00% 1/1/2053[8]		1,277	1,261
Fannie Mae Pool #MA4869 5.50% 1/1/2053[8]		100	100
Fannie Mae Pool #MA4895 6.50% 1/1/2053[8]		7,427	7,618
Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]		11,696	11,413

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	USD	4,130	$3,619
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		24	26
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]		84	86
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[8,9]		1,660	1,644
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/2023[8,9]		1,909	1,877
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[8,9]		1,338	1,314
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/2024[8,9]		3,273	3,169
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/2026[8,9]		7,323	6,758
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,9]		2,602	2,446
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]		39	32
Freddie Mac Pool #C91912 3.00% 2/1/2037[8]		11,022	10,254
Freddie Mac Pool #G03978 5.00% 3/1/2038[8]		420	429
Freddie Mac Pool #G04553 6.50% 9/1/2038[8]		48	51
Freddie Mac Pool #G08347 4.50% 6/1/2039[8]		67	67
Freddie Mac Pool #C03518 5.00% 9/1/2040[8]		572	580
Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]		1,648	1,586
Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]		1,303	1,275
Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]		758	732
Freddie Mac Pool #760014 2.74% 8/1/2045[8,9]		179	173
Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]		5,730	5,510
Freddie Mac Pool #G60344 4.00% 12/1/2045[8]		4,930	4,740
Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]		4,452	4,029
Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]		204	200
Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]		242	238
Freddie Mac Pool #760015 2.561% 1/1/2047[8,9]		444	420
Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]		1,150	1,068
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		2,336	2,234
Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]		33,078	27,081
Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]		17,984	14,872
Freddie Mac Pool #QC2344 2.50% 4/1/2051[8]		966	821
Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]		30,665	25,100
Freddie Mac Pool #SD8151 2.50% 6/1/2051[8]		330	281
Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]		10,333	8,855
Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]		7,074	6,091
Freddie Mac Pool #RA5759 2.50% 9/1/2051[8]		2,039	1,728
Freddie Mac Pool #QC7910 2.50% 9/1/2051[8]		931	795
Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]		911	774
Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]		6,901	6,123
Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]		701	616
Freddie Mac Pool #RA6107 2.50% 10/1/2051[8]		5,385	4,568
Freddie Mac Pool #QC8778 2.50% 10/1/2051[8]		462	392
Freddie Mac Pool #QC9156 2.50% 10/1/2051[8]		327	278
Freddie Mac Pool #QC7814 2.50% 10/1/2051[8]		27	23
Freddie Mac Pool #RA6231 2.50% 11/1/2051[8]		1,993	1,690
Freddie Mac Pool #QC9944 2.50% 11/1/2051[8]		1,474	1,251
Freddie Mac Pool #QD1746 2.50% 11/1/2051[8]		933	792
Freddie Mac Pool #QC9788 2.50% 11/1/2051[8]		930	790
Freddie Mac Pool #QD1523 2.50% 11/1/2051[8]		218	185
Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]		6,952	5,934
Freddie Mac Pool #RA7081 2.50% 12/1/2051[8]		2,698	2,288
Freddie Mac Pool #QD3362 2.50% 12/1/2051[8]		854	725
Freddie Mac Pool #RA6433 2.50% 12/1/2051[8]		43	37
Freddie Mac Pool #RA6485 3.00% 12/1/2051[8]		1,935	1,701
Freddie Mac Pool #RA6428 3.00% 12/1/2051[8]		420	369
Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]		5,650	4,790
Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]		2,429	2,077
Freddie Mac Pool #SD0854 2.50% 1/1/2052[8]		1,987	1,688
Freddie Mac Pool #RA6615 2.50% 1/1/2052[8]		600	510
Freddie Mac Pool #QD5254 2.50% 1/1/2052[8]		597	507
Freddie Mac Pool #SD8194 2.50% 2/1/2052[8]		642	545
Freddie Mac Pool #QD9066 2.50% 2/1/2052[8]		501	426

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD6379 2.50% 2/1/2052[8]	USD	97	$83
Freddie Mac Pool #QD6971 2.50% 2/1/2052[8]		63	54
Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]		32	27
Freddie Mac Pool #RA6806 3.00% 2/1/2052[8]		2,000	1,758
Freddie Mac Pool #QD6948 3.00% 2/1/2052[8]		1,906	1,676
Freddie Mac Pool #RA6608 3.00% 2/1/2052[8]		954	838
Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]		1,195	1,089
Freddie Mac Pool #QD8976 2.50% 3/1/2052[8]		952	809
Freddie Mac Pool #QE0957 2.50% 3/1/2052[8]		875	743
Freddie Mac Pool #RA6959 2.50% 3/1/2052[8]		766	651
Freddie Mac Pool #QE0615 2.50% 3/1/2052[8]		606	515
Freddie Mac Pool #SD8200 2.50% 3/1/2052[8]		437	371
Freddie Mac Pool #QD8152 2.50% 3/1/2052[8]		367	312
Freddie Mac Pool #QD8673 3.00% 3/1/2052[8]		1,542	1,356
Freddie Mac Pool #RA6992 3.00% 3/1/2052[8]		1,097	964
Freddie Mac Pool #SD8205 2.50% 4/1/2052[8]		6,581	5,582
Freddie Mac Pool #QD9911 2.50% 4/1/2052[8]		2,676	2,269
Freddie Mac Pool #QE0800 2.50% 4/1/2052[8]		2,628	2,231
Freddie Mac Pool #QE0170 2.50% 4/1/2052[8]		1,711	1,451
Freddie Mac Pool #QE3079 2.50% 4/1/2052[8]		932	792
Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]		850	722
Freddie Mac Pool #QE0407 2.50% 4/1/2052[8]		769	653
Freddie Mac Pool #QE5290 2.50% 4/1/2052[8]		740	628
Freddie Mac Pool #QE0025 2.50% 4/1/2052[8]		549	466
Freddie Mac Pool #QE0799 2.50% 4/1/2052[8]		123	105
Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]		94	80
Freddie Mac Pool #QE2101 2.50% 4/1/2052[8]		45	38
Freddie Mac Pool #SD8206 3.00% 4/1/2052[8]		800	703
Freddie Mac Pool #RA7063 3.50% 4/1/2052[8]		22,000	20,028
Freddie Mac Pool #QE2352 2.50% 5/1/2052[8]		40	34
Freddie Mac Pool #QE1793 3.00% 5/1/2052[8]		1,910	1,679
Freddie Mac Pool #QE3080 3.00% 5/1/2052[8]		400	351
Freddie Mac Pool #RA7386 3.50% 5/1/2052[8]		7,332	6,669
Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]		4,451	3,913
Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]		2,336	2,193
Freddie Mac Pool #QE6097 2.50% 7/1/2052[8]		83	71
Freddie Mac Pool #QE5714 3.50% 7/1/2052[8]		4,000	3,639
Freddie Mac Pool #QE6274 3.50% 7/1/2052[8]		4,000	3,638
Freddie Mac Pool #SD8226 3.50% 7/1/2052[8]		2,667	2,426
Freddie Mac Pool #QE5983 3.50% 7/1/2052[8]		2,000	1,819
Freddie Mac Pool #QE7680 4.50% 7/1/2052[8]		2,533	2,441
Freddie Mac Pool #RA7747 2.50% 8/1/2052[8]		2,681	2,273
Freddie Mac Pool #QE8026 2.50% 8/1/2052[8]		1,675	1,421
Freddie Mac Pool #SD8234 2.50% 8/1/2052[8]		32	27
Freddie Mac Pool #RA7749 3.50% 8/1/2052[8]		13,390	12,181
Freddie Mac Pool #QE9057 4.00% 8/1/2052[8]		1,231	1,156
Freddie Mac Pool #QE7157 4.00% 8/1/2052[8]		224	210
Freddie Mac Pool #SD1576 5.00% 8/1/2052[8]		3,206	3,165
Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]		9,650	8,185
Freddie Mac Pool #QF0923 2.50% 9/1/2052[8]		597	506
Freddie Mac Pool #SD8242 3.00% 9/1/2052[8]		17,971	15,797
Freddie Mac Pool #SD8243 3.50% 9/1/2052[8]		4,039	3,675
Freddie Mac Pool #SD8244 4.00% 9/1/2052[8]		4,000	3,756
Freddie Mac Pool #QE9625 4.00% 9/1/2052[8]		1,586	1,489
Freddie Mac Pool #QF0152 4.50% 9/1/2052[8]		1,531	1,475
Freddie Mac Pool #SD8246 5.00% 9/1/2052[8]		79,771	78,743
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		1,321	1,304
Freddie Mac Pool #QF1751 2.50% 10/1/2052[8]		946	803
Freddie Mac Pool #SD8271 2.50% 10/1/2052[8]		579	491
Freddie Mac Pool #QF1464 4.00% 10/1/2052[8]		1,521	1,429
Freddie Mac Pool #QF1489 4.00% 10/1/2052[8]		1,281	1,203

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8256 4.00% 10/1/2052[8]	USD	1,000	$939
Freddie Mac Pool #QF1925 4.00% 10/1/2052[8]		1,000	939
Freddie Mac Pool #SD8257 4.50% 10/1/2052[8]		53,823	51,858
Freddie Mac Pool #QF3304 5.00% 10/1/2052[8]		3,694	3,646
Freddie Mac Pool #SD8291 2.50% 11/1/2052[8]		855	725
Freddie Mac Pool #SD8283 2.50% 11/1/2052[8]		634	538
Freddie Mac Pool #SD8273 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #SD8264 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #QF3364 4.00% 11/1/2052[8]		2,477	2,326
Freddie Mac Pool #SD8265 4.00% 11/1/2052[8]		251	235
Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]		4	3
Freddie Mac Pool #SD8275 4.50% 12/1/2052[8]		1,295	1,248
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]		6,999	6,909
Freddie Mac Pool #SD8281 6.50% 12/1/2052[8]		14,617	14,994
Freddie Mac Pool #SD8284 3.00% 1/1/2053[8]		11,360	9,985
Freddie Mac Pool #SD8285 3.50% 1/1/2053[8]		5,499	5,003
Freddie Mac Pool #SD8286 4.00% 1/1/2053[8]		336	315
Freddie Mac Pool #SD8288 5.00% 1/1/2053[8]		3,778	3,729
Freddie Mac Pool #SD8282 6.50% 1/1/2053[8]		706	724
Freddie Mac, Series T041, Class 3A, 4.402% 7/25/2032[8,9]		187	179
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/2025[8,9]		9,778	9,538
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/2026[8]		7,370	7,077
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/2028[8]		3,237	3,158
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032[8]		19,961	16,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]		2,646	2,476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]		1,149	1,082
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		5,121	4,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]		5,074	4,744
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]		911	831
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		755	684
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		1,823	1,730
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		1,942	1,757
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]		9,501	8,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		5,448	5,052
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]		2,154	2,056
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]		4,272	4,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]		2,455	2,255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		2,682	2,465
Government National Mortgage Assn. 2.00% 1/1/2053[8,10]		68,784	57,662
Government National Mortgage Assn. 2.50% 1/1/2053[8,10]		5,866	5,085
Government National Mortgage Assn. 3.00% 1/1/2053[8,10]		83,663	74,514
Government National Mortgage Assn. 3.50% 1/1/2053[8,10]		16,502	15,165
Government National Mortgage Assn. 4.00% 1/1/2053[8,10]		3,200	3,029
Government National Mortgage Assn. 4.50% 1/1/2053[8,10]		33,456	32,460
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]		437	417
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		342	332
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]		204	200

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	USD	1,762	$1,734
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]		490	482
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]		1,260	1,193
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[8]		10,566	10,009
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[8]		1,000	947
Uniform Mortgage-Backed Security 1.50% 1/1/2038[8,10]		25,420	22,012
Uniform Mortgage-Backed Security 2.50% 1/1/2038[8,10]		638	584
Uniform Mortgage-Backed Security 2.00% 1/1/2053[8,10]		108,193	88,062
Uniform Mortgage-Backed Security 4.00% 1/1/2053[8,10]		7,100	6,660
Uniform Mortgage-Backed Security 4.50% 1/1/2053[8,10]		9,560	9,203
Uniform Mortgage-Backed Security 5.00% 1/1/2053[8,10]		4,884	4,813
Uniform Mortgage-Backed Security 5.50% 1/1/2053[8,10]		60,890	61,059
Uniform Mortgage-Backed Security 6.00% 1/1/2053[8,10]		12,770	12,962
Uniform Mortgage-Backed Security 4.00% 2/1/2053[8,10]		15,948	14,963
Uniform Mortgage-Backed Security 5.00% 2/1/2053[8,10]		35,408	34,891
Uniform Mortgage-Backed Security 5.50% 2/1/2053[8,10]		16,800	16,838
Uniform Mortgage-Backed Security 6.00% 2/1/2053[8,10]		36,230	36,745
			1,739,465

Commercial mortgage-backed securities 0.44%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]		2,909	2,435
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/2064[8,9]		2,550	2,246
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 5.293% 8/15/2036[6,8,9]		2,000	1,966
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]		1,000	927
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]		2,960	2,466
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 4.907% 9/15/2034[6,8,9]		5,954	5,711
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[6,8,9]		4,505	4,346
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[6,8,9]		7,968	7,593
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[6,8,9]		5,968	5,613
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[6,8,9]		7,481	7,216
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[6,8,9]		1,351	1,290
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[6,8,9]		1,220	1,156
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[6,8,9]		5,254	5,063
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]		470	459
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]		4,735	4,540
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]		780	758
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[6,8,9]		1,537	1,495
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[6,8,9]		1,403	1,351
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[6,8,9]		1,465	1,410
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]		3,795	2,918
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]		2,489	2,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]		1,964	1,682
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]		868	708
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]		523	407

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]	USD	1,431	$1,171
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[6,8,9]		1,236	1,184
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 5.718% 10/15/2038[6,8,9]		1,904	1,803
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]		13,772	11,780
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[6,8,9]		3,950	3,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]		556	541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]		467	454
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]		2,194	1,756
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[6,8,9]		4,808	4,631
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/2039[6,8,9]		10,709	10,352
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/2027[6,8,9]		6,379	6,373
			109,697

Collateralized mortgage-backed obligations (privately originated) 0.12%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]		1,101	870
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[6,8,9]		496	496
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]		1,181	1,140
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[6,8,9]		192	190
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]		4,096	3,664
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[6,8,9]		2,081	1,788
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]		148	141
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]		6,250	6,425
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 7.689% 10/25/2027[8,9]		235	237
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[6,8,9]		996	998
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]		4,304	3,724
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/2059[6,8,9]		1,042	1,042
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]		314	300
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[6,8,9]		4,040	3,909
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]		2,784	2,248
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/2063[6,8,9]		355	328
			29,696

Total mortgage-backed obligations			1,878,858

U.S. Treasury bonds & notes 6.52%
U.S. Treasury 4.53%
U.S. Treasury 0.125% 2/28/2023		44,825	44,537
U.S. Treasury 2.50% 5/15/2024		700	679
U.S. Treasury 2.50% 5/31/2024		100,000	97,016
U.S. Treasury 3.25% 8/31/2024		22,613	22,143
U.S. Treasury 1.50% 9/30/2024		907	862
U.S. Treasury 4.50% 11/30/2024		760	760

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.00% 12/15/2024	USD	10,725	$10,038
U.S. Treasury 3.00% 7/15/2025		3,165	3,066
U.S. Treasury 4.00% 12/15/2025		32,029	31,829
U.S. Treasury 0.375% 1/31/2026		45,000	40,052
U.S. Treasury 0.50% 2/28/2026		42,515	37,903
U.S. Treasury 1.625% 5/15/2026		1,500	1,381
U.S. Treasury 1.50% 8/15/2026		500	456
U.S. Treasury 0.75% 8/31/2026		52	46
U.S. Treasury 0.875% 9/30/2026		565	502
U.S. Treasury 1.125% 10/31/2026		471	421
U.S. Treasury 1.125% 2/28/2027		762	678
U.S. Treasury 2.375% 5/15/2027		880	820
U.S. Treasury 2.625% 5/31/2027		96,250	90,738
U.S. Treasury 0.50% 6/30/2027		36,300	31,057
U.S. Treasury 4.125% 9/30/2027		90,000	90,345
U.S. Treasury 3.875% 11/30/2027		39,923	39,707
U.S. Treasury 0.625% 12/31/2027		7,109	6,025
U.S. Treasury 2.875% 5/15/2028		5,217	4,926
U.S. Treasury 1.25% 9/30/2028		3,142	2,699
U.S. Treasury 1.50% 11/30/2028		50,000	43,417
U.S. Treasury 1.375% 12/31/2028		10,900	9,398
U.S. Treasury 2.875% 4/30/2029		50,000	46,843
U.S. Treasury 3.875% 11/30/2029		1,662	1,651
U.S. Treasury 1.50% 2/15/2030		36,651	31,236
U.S. Treasury 0.625% 5/15/2030		20,225	16,012
U.S. Treasury 2.875% 5/15/2032		50,000	46,102
U.S. Treasury 4.125% 11/15/2032		96,356	98,276
U.S. Treasury 1.125% 5/15/2040		62,775	39,393
U.S. Treasury 1.375% 11/15/2040		52,695	34,328
U.S. Treasury 1.75% 8/15/2041		47,854	32,834
U.S. Treasury 2.00% 11/15/2041		1,181	846
U.S. Treasury 4.00% 11/15/2042		21,751	21,312
U.S. Treasury 2.50% 2/15/2046		3,755	2,822
U.S. Treasury 3.00% 5/15/2047		9,355	7,690
U.S. Treasury 3.00% 2/15/2048		336	277
U.S. Treasury 2.00% 2/15/2050		13,825	9,184
U.S. Treasury 1.375% 8/15/2050		12,500	6,993
U.S. Treasury 2.375% 5/15/2051		4,757	3,430
U.S. Treasury 2.00% 8/15/2051		1,356	893
U.S. Treasury 2.25% 2/15/2052[11]		72,025	50,351
U.S. Treasury 3.00% 8/15/2052[11]		73,627	61,049
			1,123,023

U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		22,067	21,475
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[12]		76,769	74,363
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[12]		98,718	95,142
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,161	24,151
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,649	4,467
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		3,905	3,711
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]		43,574	40,962
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		15,266	14,319
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]		50,295	50,231
U.S. Treasury Inflation-Protected Security 0.75% 7/15/2028[12]		20,774	19,790
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[12]		23,419	22,309

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]	USD	27,071	$24,019
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[12]		60,545	52,974
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]		55,158	46,174
			494,087

Total U.S. Treasury bonds & notes			1,617,110

Corporate bonds, notes & loans 5.63%
Financials 1.27%
ACE INA Holdings, Inc. 3.35% 5/3/2026		880	843
ACE INA Holdings, Inc. 4.35% 11/3/2045		400	348
Advisor Group Holdings, LLC 6.25% 3/1/2028[6]		4,470	4,115
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	4,779
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	3,779
AerCap Ireland Capital DAC 3.30% 1/30/2032		2,838	2,226
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,400
AG Merger Sub II, Inc. 10.75% 8/1/2027[6]		2,420	2,453
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		1,072	1,083
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,13]		7,750	7,899
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]		2,100	1,884
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		2,295	1,890
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,127
American International Group, Inc. 2.50% 6/30/2025		10,533	9,926
AmWINS Group, Inc. 4.875% 6/30/2029[6]		1,348	1,145
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		1,250	1,034
Banco Santander, SA 5.147% 8/18/2025		2,400	2,376
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[13]		2,428	2,034
Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]		6,000	5,978
Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)[13]		2,500	2,225
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[13]		1,565	1,373
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]		2,345	2,127
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		1,000	766
Bank of Nova Scotia 1.625% 5/1/2023		5,000	4,948
Berkshire Hathaway, Inc. 2.75% 3/15/2023		1,615	1,608
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	480
Blackstone Private Credit Fund 7.05% 9/29/2025[6]		2,510	2,493
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,13]		2,400	1,961
Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]		3,370	2,937
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[13]		8,000	8,043
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[13]		3,254	2,743
CME Group, Inc. 3.75% 6/15/2028		3,425	3,297
Coinbase Global, Inc. 3.375% 10/1/2028[6]		2,625	1,391
Coinbase Global, Inc. 3.625% 10/1/2031[6]		2,875	1,388
Compass Diversified Holdings 5.25% 4/15/2029[6]		820	703
Compass Diversified Holdings 5.00% 1/15/2032[6]		715	569
Corebridge Financial, Inc. 3.50% 4/4/2025[6]		642	616
Corebridge Financial, Inc. 3.65% 4/5/2027[6]		914	853
Corebridge Financial, Inc. 3.85% 4/5/2029[6]		621	567
Corebridge Financial, Inc. 3.90% 4/5/2032[6]		351	307
Corebridge Financial, Inc. 4.35% 4/5/2042[6]		203	167
Corebridge Financial, Inc. 4.40% 4/5/2052[6]		489	390
Crédit Agricole SA 4.375% 3/17/2025[6]		850	822
Credit Suisse Group AG 3.80% 6/9/2023		1,875	1,826
Credit Suisse Group AG 4.207% 6/12/2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[6,13]		4,500	4,388
Credit Suisse Group AG 3.625% 9/9/2024		1,500	1,400
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,13]		1,568	1,387
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,13]		1,250	1,069

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	USD	800	$642
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,13]		6,000	5,817
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[13]		2,212	1,954
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[13]		2,788	2,367
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[13]		5,000	4,257
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,9,14]		709	616
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,14]		945	758
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,13]		7,750	7,758
FS Energy and Power Fund 7.50% 8/15/2023[6]		1,995	2,001
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[13]		2,198	1,925
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[13]		4,000	3,567
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]		390	357
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]		2,323	1,858
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[13]		2,000	1,448
Groupe BPCE SA 2.75% 1/11/2023[6]		600	600
Groupe BPCE SA 5.70% 10/22/2023[6]		2,250	2,234
Groupe BPCE SA 5.15% 7/21/2024[6]		3,710	3,634
Groupe BPCE SA 1.00% 1/20/2026[6]		3,000	2,633
Hightower Holding, LLC 6.75% 4/15/2029[6]		870	731
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,948
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[13]		625	587
HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[13]		3,000	2,733
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[13]		1,500	1,316
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,166
Intesa Sanpaolo SpA 3.375% 1/12/2023[6]		750	750
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		1,730	1,664
Intesa Sanpaolo SpA 3.25% 9/23/2024[6]		750	712
Intesa Sanpaolo SpA 3.875% 7/14/2027[6]		300	268
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,13]		4,600	4,680
JPMorgan Chase & Co. 3.559% 4/23/2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]		4,725	4,694
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[13]		6,000	5,831
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]		4,000	3,826
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]		3,740	3,652
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]		299	278
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]		3,982	3,803
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[13]		1,222	1,077
Lloyds Banking Group PLC 4.05% 8/16/2023		2,000	1,987
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[13]		800	693
LPL Holdings, Inc. 4.625% 11/15/2027[6]		2,700	2,527
LPL Holdings, Inc. 4.375% 5/15/2031[6]		1,805	1,537
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	809
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,651
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	665
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	594
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,085
Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]		300	298
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]		2,450	2,410

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 3.125% 7/27/2026	USD	325	$304
MSCI, Inc. 3.625% 11/1/2031[6]		2,225	1,843
National Australia Bank, Ltd. 1.887% 1/12/2027[6]		5,000	4,450
Navient Corp. 5.50% 1/25/2023		1,594	1,594
Navient Corp. 6.125% 3/25/2024		8,030	7,879
Navient Corp. 5.875% 10/25/2024		1,005	974
Navient Corp. 6.75% 6/15/2026		300	285
Navient Corp. 5.50% 3/15/2029		5,980	4,888
New York Life Global Funding 2.35% 7/14/2026[6]		590	544
Northwestern Mutual Global Funding 1.75% 1/11/2027[6]		2,500	2,211
OneMain Finance Corp. 3.875% 9/15/2028		756	602
Owl Rock Capital Corp. 4.00% 3/30/2025		102	96
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,658
Owl Rock Capital Corp. 3.40% 7/15/2026		1,290	1,128
Owl Rock Capital Corp. II 4.625% 11/26/2024[6]		2,305	2,194
Owl Rock Capital Corp. III 3.125% 4/13/2027		2,520	2,078
Owl Rock Core Income Corp. 4.70% 2/8/2027		2,500	2,258
Oxford Finance, LLC 6.375% 2/1/2027[6]		1,125	1,049
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,977
Power Financial Corp., Ltd. 5.25% 8/10/2028		383	373
Power Financial Corp., Ltd. 6.15% 12/6/2028		350	356
Power Financial Corp., Ltd. 4.50% 6/18/2029		554	513
Power Financial Corp., Ltd. 3.95% 4/23/2030		1,213	1,067
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,879
Prudential Financial, Inc. 3.70% 3/13/2051		755	580
Quicken Loans, LLC 3.625% 3/1/2029[6]		1,505	1,195
Rabobank Nederland 4.375% 8/4/2025		4,500	4,397
Rocket Mortgage, LLC 2.875% 10/15/2026[6]		2,110	1,812
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,316
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		270	234
Springleaf Finance Corp. 6.125% 3/15/2024		2,550	2,472
Starwood Property Trust, Inc. 5.50% 11/1/2023[6]		1,160	1,152
Starwood Property Trust, Inc. 4.375% 1/15/2027[6]		1,540	1,350
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,13]		2,800	2,591
Toronto-Dominion Bank 2.65% 6/12/2024		625	605
Toronto-Dominion Bank 0.75% 9/11/2025		5,375	4,803
Toronto-Dominion Bank 1.25% 9/10/2026		2,425	2,124
Toronto-Dominion Bank 1.95% 1/12/2027		2,500	2,231
Toronto-Dominion Bank 2.45% 1/12/2032		1,500	1,219
Travelers Companies, Inc. 4.00% 5/30/2047		860	699
U.S. Bancorp 2.375% 7/22/2026		4,000	3,696
UBS Group AG 4.125% 9/24/2025[6]		2,750	2,677
UniCredit SpA 4.625% 4/12/2027[6]		625	586
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[13]		8,000	7,464
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[13]		4,337	4,024
Westpac Banking Corp. 2.75% 1/11/2023		1,750	1,749
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[13]		3,000	2,753
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[13]		3,325	2,478
Westpac Banking Corp. 2.963% 11/16/2040		1,500	996
			315,964

Energy 0.62%
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,15]		3,550	663
Antero Midstream Partners, LP 5.375% 6/15/2029[6]		2,170	1,987
Antero Resources Corp. 7.625% 2/1/2029[6]		955	962
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]		2,000	1,943

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	USD	1,270	$1,134
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[6]		480	439
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	438
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	895
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,360
Cheniere Energy, Inc. 4.625% 10/15/2028		4,645	4,207
Chesapeake Energy Corp. 4.875% 4/15/2022[15]		7,225	163
Chesapeake Energy Corp. 5.50% 2/1/2026[6]		685	662
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		2,240	2,126
CNX Midstream Partners, LP 4.75% 4/15/2030[6]		1,055	867
CNX Resources Corp. 7.25% 3/14/2027[6]		1,725	1,715
CNX Resources Corp. 6.00% 1/15/2029[6]		2,675	2,465
CNX Resources Corp. 7.375% 1/15/2031[6]		553	531
Comstock Resources, Inc. 5.875% 1/15/2030[6]		450	387
Constellation Oil Services Holding SA 13.50% 6/30/2025[3,6]		1,120	1,120
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[16]		434	257
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		4,265	4,250
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,16]		204	194
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[16]		185	176
DT Midstream, Inc. 4.375% 6/15/2031[6]		1,680	1,412
Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038		300	331
Enbridge, Inc. 4.00% 10/1/2023		278	276
Enbridge, Inc. 2.50% 1/15/2025		300	284
Enbridge, Inc. 3.70% 7/15/2027		62	58
Energy Transfer Operating, LP 5.00% 5/15/2050		1,869	1,502
Energy Transfer Partners, LP 4.50% 4/15/2024		1,210	1,193
Energy Transfer Partners, LP 4.75% 1/15/2026		2,494	2,432
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	437
EQM Midstream Partners, LP 4.125% 12/1/2026		686	612
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		1,690	1,618
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	2,767
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		642	619
EQM Midstream Partners, LP 4.75% 1/15/2031[6]		1,635	1,340
EQT Corp. 5.00% 1/15/2029		340	320
EQT Corp. 7.25% 2/1/2030[13]		1,110	1,153
EQT Corp. 3.625% 5/15/2031[6]		400	340
Equinor ASA 3.00% 4/6/2027		4,000	3,739
Equinor ASA 3.625% 9/10/2028		3,685	3,494
Exxon Mobil Corp. 2.019% 8/16/2024		643	615
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,719
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	758
Genesis Energy, LP 6.50% 10/1/2025		4,280	4,097
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,654
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,362
Genesis Energy, LP 7.75% 2/1/2028		470	433
Halliburton Company 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[6]		850	813
Hess Midstream Operations, LP 4.25% 2/15/2030[6]		960	822
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		400	366
Hess Midstream Partners, LP 5.125% 6/15/2028[6]		2,155	1,997
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		350	312
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		460	398
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[6]		545	536
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,118
Marathon Oil Corp. 4.40% 7/15/2027		1,005	961
MPLX, LP 4.125% 3/1/2027		500	473
MPLX, LP 2.65% 8/15/2030		4,273	3,472
MPLX, LP 4.50% 4/15/2038		750	635
MPLX, LP 4.70% 4/15/2048		1,101	874
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		1,065	1,010
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		2,435	2,266

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NGL Energy Operating, LLC 7.50% 2/1/2026[6]	USD	14,165	$12,637
NGL Energy Partners, LP 6.125% 3/1/2025		3,422	2,794
Oasis Petroleum, Inc. 6.375% 6/1/2026[6]		1,945	1,897
ONEOK, Inc. 5.85% 1/15/2026		347	352
Parkland Corp. 4.625% 5/1/2030[6]		1,035	858
Petróleos Mexicanos 6.875% 10/16/2025		3,755	3,682
Petróleos Mexicanos 5.35% 2/12/2028		1,870	1,578
Petróleos Mexicanos 6.75% 9/21/2047		1,996	1,278
Pioneer Natural Resources Company 2.15% 1/15/2031		1,669	1,323
Plains All American Pipeline, LP 3.80% 9/15/2030		113	98
Range Resources Corp. 8.25% 1/15/2029		1,040	1,073
Range Resources Corp. 4.75% 2/15/2030[6]		1,670	1,474
Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]		2,689	2,421
Southwestern Energy Co. 7.75% 10/1/2027		2,450	2,501
Southwestern Energy Co. 8.375% 9/15/2028		395	408
Southwestern Energy Co. 5.375% 2/1/2029		1,355	1,258
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,778
Southwestern Energy Co. 4.75% 2/1/2032		960	822
Statoil ASA 3.25% 11/10/2024		2,850	2,780
Statoil ASA 4.25% 11/23/2041		2,000	1,769
Sunoco, LP 4.50% 5/15/2029		1,050	920
Sunoco, LP 4.50% 4/30/2030		1,255	1,091
Targa Resources Partners, LP 5.50% 3/1/2030		2,260	2,130
Total SE 2.986% 6/29/2041		88	66
TransCanada PipeLines, Ltd. 4.25% 5/15/2028		1,090	1,034
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		598	549
TransCanada PipeLines, Ltd. 4.75% 5/15/2038		2,000	1,790
TransCanada PipeLines, Ltd. 4.875% 5/15/2048		700	615
Valero Energy Corp. 4.00% 4/1/2029		4,000	3,773
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		840	717
Weatherford International, Ltd. 11.00% 12/1/2024[6]		497	509
Weatherford International, Ltd. 6.50% 9/15/2028[6]		2,380	2,337
Weatherford International, Ltd. 8.625% 4/30/2030[6]		7,690	7,398
Western Gas Partners, LP 4.50% 3/1/2028		3,018	2,785
Western Midstream Operating, LP 4.30% 2/1/2030[13]		1,125	985
Williams Companies, Inc. 3.50% 11/15/2030		1,094	959
			153,004

Health care 0.60%
AbbVie, Inc. 3.80% 3/15/2025		206	201
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,346
AdaptHealth, LLC 5.125% 3/1/2030[6]		830	708
AmerisourceBergen Corp. 0.737% 3/15/2023		1,291	1,280
Amgen, Inc. 4.40% 2/22/2062		1,697	1,352
Anthem, Inc. 2.375% 1/15/2025		818	777
AstraZeneca Finance, LLC 1.20% 5/28/2026		3,786	3,375
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,609
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	619
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,101
Bausch Health Companies, Inc. 5.00% 1/30/2028[6]		1,735	836
Bausch Health Companies, Inc. 4.875% 6/1/2028[6]		7,450	4,753
Bausch Health Companies, Inc. 5.00% 2/15/2029[6]		1,000	481
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,623
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,208
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,718
Bayer US Finance II, LLC 3.875% 12/15/2023[6]		1,685	1,661
Becton, Dickinson and Company 3.363% 6/6/2024		198	194
Boston Scientific Corp. 3.45% 3/1/2024		313	307
Centene Corp. 4.25% 12/15/2027		565	531
Centene Corp. 2.45% 7/15/2028		1,325	1,121

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 4.625% 12/15/2029	USD	1,265	$1,159
Cigna Corp. 3.75% 7/15/2023		245	243
Community Health Systems, Inc. 5.625% 3/15/2027[6]		1,960	1,684
Community Health Systems, Inc. 5.25% 5/15/2030[6]		3,675	2,778
Eli Lilly and Company 3.375% 3/15/2029		1,353	1,269
GlaxoSmithKline PLC 3.625% 5/15/2025		2,825	2,761
HCA, Inc. 3.375% 3/15/2029[6]		804	708
HCA, Inc. 3.50% 9/1/2030		4,050	3,503
HCA, Inc. 3.625% 3/15/2032[6]		1,000	849
HCA, Inc. 4.375% 3/15/2042[6]		1,500	1,201
HCA, Inc. 4.625% 3/15/2052[6]		1,450	1,135
Jazz Securities DAC 4.375% 1/15/2029[6]		1,975	1,764
Merck & Co., Inc. 1.90% 12/10/2028		600	516
Merck & Co., Inc. 2.75% 12/10/2051		1,103	742
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		440	402
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		2,899	2,461
Molina Healthcare, Inc. 3.875% 5/15/2032[6]		3,855	3,207
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,608
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,179
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,174
Owens & Minor, Inc. 4.375% 12/15/2024		5,615	5,436
Owens & Minor, Inc. 4.50% 3/31/2029[6]		4,175	3,334
Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]		7,303	5,566
Pfizer, Inc. 2.95% 3/15/2024		219	214
Shire PLC 2.875% 9/23/2023		1,365	1,342
Summa Health 3.511% 11/15/2051		1,655	1,123
Tenet Healthcare Corp. 4.875% 1/1/2026[6]		11,225	10,638
Tenet Healthcare Corp. 4.25% 6/1/2029[6]		2,060	1,788
Tenet Healthcare Corp. 4.375% 1/15/2030[6]		1,925	1,670
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		7,016	6,891
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		935	931
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		17,790	15,594
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		7,495	6,684
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		3,550	2,178
UnitedHealth Group, Inc. 1.15% 5/15/2026		2,610	2,334
UnitedHealth Group, Inc. 5.30% 2/15/2030		2,500	2,582
UnitedHealth Group, Inc. 2.00% 5/15/2030		974	806
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	730
UnitedHealth Group, Inc. 3.05% 5/15/2041		3,875	2,928
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,504	1,804
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,250	1,161
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[6]		6,275	5,344
			149,222

Consumer discretionary 0.59%
Allied Universal Holdco, LLC 4.625% 6/1/2028[6]		1,660	1,374
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,679
American Honda Finance Corp. 3.50% 2/15/2028		750	702
Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]		2,115	1,785
Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]		1,065	865
Bayerische Motoren Werke AG 2.25% 9/15/2023[6]		300	294
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		2,815	2,741
Carnival Corp. 4.00% 8/1/2028[6]		3,875	3,167
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]		2,000	1,920
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]		2,400	2,118
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		450	421
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]		1,350	1,137
Fertitta Entertainment, Inc. 4.625% 1/15/2029[6]		3,580	3,034
Fertitta Entertainment, Inc. 6.75% 1/15/2030[6]		1,790	1,447
First Student Bidco, Inc. 4.00% 7/31/2029[6]		1,300	1,077

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD	3,855	$3,714
Ford Motor Credit Company, LLC 4.542% 8/1/2026		2,455	2,266
Ford Motor Credit Company, LLC 2.70% 8/10/2026		2,110	1,835
General Motors Financial Co. 2.35% 2/26/2027		783	685
Hanesbrands, Inc. 4.875% 5/15/2026[6]		2,700	2,417
Hilton Grand Vacations Borrower 5.00% 6/1/2029[6]		3,580	3,083
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[6]		1,885	1,581
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,556
Home Depot, Inc. 3.90% 12/6/2028		825	796
Home Depot, Inc. 2.95% 6/15/2029		4,000	3,627
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,405
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,742
Home Depot, Inc. 4.50% 12/6/2048		428	391
Hyundai Capital America 1.00% 9/17/2024[6]		3,025	2,797
Hyundai Capital America 1.50% 6/15/2026[6]		850	737
Hyundai Capital America 1.65% 9/17/2026[6]		3,075	2,707
Hyundai Capital America 2.375% 10/15/2027[6]		2,579	2,210
Hyundai Capital America 2.10% 9/15/2028[6]		3,075	2,529
International Game Technology PLC 6.50% 2/15/2025[6]		1,880	1,895
International Game Technology PLC 5.25% 1/15/2029[6]		6,490	6,059
KB Home 7.25% 7/15/2030		1,295	1,260
Kontoor Brands, Inc. 4.125% 11/15/2029[6]		910	745
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		775	704
Lithia Motors, Inc. 3.875% 6/1/2029[6]		2,900	2,388
Lithia Motors, Inc. 4.375% 1/15/2031[6]		1,025	836
Marriott International, Inc. 2.75% 10/15/2033		2,500	1,914
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,251
Melco International Development, Ltd. 5.75% 7/21/2028[6]		1,710	1,433
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]		1,500	1,510
Mercedes-Benz Finance North America, LLC 5.25% 11/29/2027[6]		2,875	2,895
NCL Corp., Ltd. 5.875% 2/15/2027[6]		2,450	2,125
NCL Corp., Ltd. 7.75% 2/15/2029[6]		1,375	1,037
Neiman Marcus Group, LLC 7.125% 4/1/2026[6]		1,345	1,263
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[6,9]		780	213
Party City Holdings, Inc. 8.75% 2/15/2026[6]		3,440	998
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,118
Premier Entertainment Sub, LLC 5.625% 9/1/2029[6]		1,690	1,248
Premier Entertainment Sub, LLC 5.875% 9/1/2031[6]		1,690	1,198
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		715	491
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[6]		2,423	2,604
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]		3,120	2,526
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		3,520	2,855
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]		1,408	1,417
Sally Holdings, LLC 5.625% 12/1/2025		2,705	2,610
Sands China, Ltd. 5.625% 8/8/2025		1,302	1,247
Sands China, Ltd. 2.80% 3/8/2027[13]		2,075	1,780
Scientific Games Corp. 7.00% 5/15/2028[6]		750	717
Scientific Games Corp. 7.25% 11/15/2029[6]		2,240	2,154
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		3,035	2,434
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		1,325	1,043
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		2,200	1,891
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,500	2,480
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		2,150	1,646
Stellantis Finance US, Inc. 6.375% 9/12/2032[6]		2,000	1,980
Tempur Sealy International, Inc. 4.00% 4/15/2029[6]		850	715
The Gap, Inc. 3.625% 10/1/2029[6]		486	343
The Gap, Inc. 3.875% 10/1/2031[6]		323	226
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	383
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,234
Travel + Leisure Co. 4.50% 12/1/2029[6]		2,100	1,714
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]		3,770	3,734

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]	USD	3,845	$3,786
Volkswagen Group of America Finance, LLC 3.20% 9/26/2026[6]		3,201	2,972
Wheel Pros, Inc. 6.50% 5/15/2029[6]		1,750	621
Wyndham Destinations, Inc. 4.625% 3/1/2030[6]		1,300	1,080
Wyndham Worldwide Corp. 4.375% 8/15/2028[6]		2,255	2,027
Wynn Las Vegas, LLC 4.25% 5/30/2023[6]		2,193	2,165
			145,804

Communication services 0.53%
Alphabet, Inc. 1.998% 8/15/2026		3,000	2,762
Alphabet, Inc. 1.90% 8/15/2040		1,375	918
Alphabet, Inc. 2.25% 8/15/2060		1,265	719
AT&T, Inc. 3.50% 9/15/2053		5,140	3,492
CCO Holdings, LLC 4.75% 3/1/2030[6]		2,500	2,162
CCO Holdings, LLC 4.50% 8/15/2030[6]		3,500	2,899
CCO Holdings, LLC 4.25% 2/1/2031[6]		3,875	3,117
CCO Holdings, LLC 4.75% 2/1/2032[6]		2,150	1,747
CCO Holdings, LLC 4.50% 5/1/2032		2,710	2,162
Charter Communications Operating, LLC 4.908% 7/23/2025		500	491
Charter Communications Operating, LLC 3.70% 4/1/2051		2,000	1,223
Charter Communications Operating, LLC 3.90% 6/1/2052		3,000	1,895
Comcast Corp. 2.35% 1/15/2027		4,000	3,640
Comcast Corp. 3.20% 7/15/2036		375	305
Comcast Corp. 2.80% 1/15/2051		791	503
Comcast Corp. 2.887% 11/1/2051		2,571	1,663
CSC Holdings, LLC 3.375% 2/15/2031[6]		1,875	1,226
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		3,655	3,277
DISH Network Corp. 11.75% 11/15/2027[6]		3,700	3,815
Embarq Corp. 7.995% 6/1/2036		6,465	3,020
Fox Corp. 4.03% 1/25/2024		1,120	1,107
Frontier Communications Corp. 5.875% 10/15/2027[6]		2,225	2,071
Frontier Communications Corp. 5.00% 5/1/2028[6]		5,550	4,851
Frontier Communications Corp. 6.75% 5/1/2029[6]		4,400	3,646
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,434
Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]		1,900	1,495
Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]		1,100	1,121
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		900	650
iHeartCommunications, Inc. 5.25% 8/15/2027[6]		3,093	2,625
Intelsat Jackson Holding Co. 6.50% 3/15/2030[6]		2,891	2,592
Ligado Networks, LLC 15.50% PIK 11/1/2023[6,16]		4,712	1,537
Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]		1,350	1,154
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		3,205	2,649
Netflix, Inc. 4.875% 4/15/2028		1,250	1,210
Netflix, Inc. 5.875% 11/15/2028		2,175	2,210
Netflix, Inc. 6.375% 5/15/2029		50	52
Netflix, Inc. 5.375% 11/15/2029[6]		25	24
News Corp. 3.875% 5/15/2029[6]		875	760
News Corp. 5.125% 2/15/2032[6]		550	501
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[6]		3,175	2,751
SBA Tower Trust 1.631% 11/15/2026[6]		8,707	7,408
Scripps Escrow II, Inc. 3.875% 1/15/2029[6]		2,325	1,869
Sinclair Television Group, Inc. 4.125% 12/1/2030[6]		1,175	882
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		3,575	3,118
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		950	786
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		1,975	1,545
Sprint Corp. 6.875% 11/15/2028		2,525	2,627
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		3,175	3,102
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,165
T-Mobile US, Inc. 1.50% 2/15/2026		500	448
T-Mobile US, Inc. 2.05% 2/15/2028		325	280

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Univision Communications, Inc. 6.625% 6/1/2027[6]	USD	5,800	$5,608
Univision Communications, Inc. 4.50% 5/1/2029[6]		3,475	2,913
Univision Communications, Inc. 7.375% 6/30/2030[6]		225	215
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,548
Virgin Media O2 4.25% 1/31/2031[6]		4,525	3,673
Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]		2,115	1,771
VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]		225	183
Vodafone Group PLC 5.25% 5/30/2048		500	443
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,337
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[6]		3,807	3,623
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[6]		1,018	918
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[6]		1,435	1,244
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[6]		2,903	2,399
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[6]		2,500	1,922
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[6]		1,500	1,096
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		1,775	1,436
Ziggo Bond Finance BV 4.875% 1/15/2030[6]		725	608
			132,643

Industrials 0.53%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]		1,005	968
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[6]		3,445	2,838
Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]		1,025	929
Avis Budget Group, Inc. 5.375% 3/1/2029[6]		2,450	2,099
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]		1,587	1,520
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]		1,126	1,022
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]		1,975	1,802
Boeing Company 4.875% 5/1/2025		1,555	1,545
Boeing Company 3.10% 5/1/2026		251	236
Boeing Company 3.25% 2/1/2028		4,000	3,639
Boeing Company 5.15% 5/1/2030		1,100	1,076
Boeing Company 3.60% 5/1/2034		6,250	5,016
Boeing Company 5.805% 5/1/2050		4,000	3,729
Bombardier, Inc. 7.125% 6/15/2026[6]		4,100	3,985
Bombardier, Inc. 7.875% 4/15/2027[6]		8,070	7,844
Bombardier, Inc. 6.00% 2/15/2028[6]		1,010	935
BWX Technologies, Inc. 4.125% 4/15/2029[6]		1,025	899
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,385	1,236
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		1,738	1,444
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		829	561
Chart Industries, Inc. 7.50% 1/1/2030[6]		1,347	1,356
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		590	512
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		520	443
CoreLogic, Inc. 4.50% 5/1/2028[6]		6,075	4,669
Covanta Holding Corp. 4.875% 12/1/2029[6]		1,035	849
CSX Corp. 4.25% 3/15/2029		1,062	1,024
CSX Corp. 2.50% 5/15/2051		1,125	688
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,536
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,503
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,310
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		2,090	2,009
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,088
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,292
L3Harris Technologies, Inc. 1.80% 1/15/2031		2,625	2,021
Lockheed Martin Corp. 5.10% 11/15/2027		951	974
Lockheed Martin Corp. 5.25% 1/15/2033		1,742	1,802
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	1,949
LSC Communications, Inc. 8.75% 10/15/2023[3,6,15]		4,063	12
Masco Corp. 1.50% 2/15/2028		774	642
Masco Corp. 2.00% 2/15/2031		497	384

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 3.125% 2/15/2051	USD	230	$144
MasTec, Inc. 4.50% 8/15/2028[6]		1,425	1,279
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		1,980	1,973
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,852
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,747
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,229
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,914
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		195	169
Rolls-Royce PLC 5.75% 10/15/2027[6]		1,940	1,851
Siemens AG 1.20% 3/11/2026[6]		3,887	3,468
Siemens AG 1.70% 3/11/2028[6]		3,700	3,167
SkyMiles IP, Ltd. 4.75% 10/20/2028[6]		2,950	2,777
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		507	534
The Brink’s Co. 4.625% 10/15/2027[6]		2,385	2,186
TransDigm, Inc. 6.25% 3/15/2026[6]		3,476	3,436
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,070
Triumph Group, Inc. 8.875% 6/1/2024[6]		2,295	2,339
Triumph Group, Inc. 6.25% 9/15/2024[6]		4,775	4,534
Triumph Group, Inc. 7.75% 8/15/2025		3,950	3,366
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,071
Union Pacific Corp. 2.95% 3/10/2052		1,000	681
Union Pacific Corp. 3.839% 3/20/2060		546	425
Union Pacific Corp. 3.799% 4/6/2071		545	405
United Airlines, Inc. 4.375% 4/15/2026[6]		975	905
United Airlines, Inc. 4.625% 4/15/2029[6]		2,225	1,941
United Rentals, Inc. 3.875% 2/15/2031		2,050	1,723
United Technologies Corp. 3.65% 8/16/2023		52	52
United Technologies Corp. 3.95% 8/16/2025		3,155	3,085
United Technologies Corp. 4.125% 11/16/2028		1,075	1,031
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[6]		2,000	1,779
			130,519

Materials 0.40%
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		1,175	1,044
Allegheny Technologies, Inc. 4.875% 10/1/2029		710	628
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,110	983
Anglo American Capital PLC 2.25% 3/17/2028[6]		484	408
Anglo American Capital PLC 2.625% 9/10/2030[6]		2,500	2,037
Anglo American Capital PLC 3.95% 9/10/2050[6]		1,281	942
Arconic Rolled Products Corp. 6.125% 2/15/2028[6]		750	705
Avient Corp. 7.125% 8/1/2030[6]		855	837
Ball Corp. 6.875% 3/15/2028		1,415	1,455
Ball Corp. 3.125% 9/15/2031		3,520	2,832
CAN-PACK SA 3.875% 11/15/2029[6]		935	738
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,458
Chevron Phillips Chemical Co., LLC 3.30% 5/1/2023[6]		595	591
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,613
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]		1,825	1,622
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		1,351	1,195
CVR Partners, LP 6.125% 6/15/2028[6]		745	669
Dow Chemical Co. 3.60% 11/15/2050		1,328	955
First Quantum Minerals, Ltd. 6.50% 3/1/2024[6]		2,204	2,159
First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]		11,350	11,071
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		3,625	3,438
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		4,240	3,987
FXI Holdings, Inc. 7.875% 11/1/2024[6]		2,321	1,933
FXI Holdings, Inc. 12.25% 11/15/2026[6]		4,492	3,726
Glencore Funding, LLC 4.125% 3/12/2024[6]		945	930
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]		5,400	4,541
Kaiser Aluminum Corp. 4.625% 3/1/2028[6]		2,495	2,181

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
LSB Industries, Inc. 6.25% 10/15/2028[6]	USD	860	$788
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	953
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,708
LYB International Finance III, LLC 3.80% 10/1/2060		1,186	774
Methanex Corp. 5.125% 10/15/2027		6,300	5,854
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		1,525	1,548
Mosaic Co. 4.05% 11/15/2027		1,050	991
Nova Chemicals Corp. 4.25% 5/15/2029[6]		1,875	1,536
Novelis Corp. 3.875% 8/15/2031[6]		1,115	912
Praxair, Inc. 1.10% 8/10/2030		2,938	2,258
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		3,485	2,997
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]		1,230	992
Sherwin-Williams Company 3.125% 6/1/2024		275	267
Sherwin-Williams Company 3.80% 8/15/2049		5,208	3,891
South32 Treasury, Ltd. 4.35% 4/14/2032[6]		1,527	1,311
SPCM SA 3.375% 3/15/2030[6]		600	484
Venator Finance SARL 9.50% 7/1/2025[6]		1,825	1,323
Venator Finance SARL 5.75% 7/15/2025[6]		5,845	2,005
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		3,400	3,356
Westlake Chemical Corp. 4.375% 11/15/2047		500	378
			98,004

Utilities 0.31%
Ameren Corp. 2.50% 9/15/2024		969	927
Calpine Corp. 3.75% 3/1/2031[6]		1,975	1,593
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	931
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,083
Dominion Resources, Inc., junior subordinated, 3.071% 8/15/2024[13]		920	887
Duke Energy Carolinas, LLC 3.95% 11/15/2028		1,250	1,202
Duke Energy Corp. 4.50% 8/15/2032		2,000	1,879
Duke Energy Corp. 3.50% 6/15/2051		2,000	1,398
Duke Energy Florida, LLC 3.20% 1/15/2027		1,445	1,366
Duke Energy Indiana, Inc. 3.25% 10/1/2049		1,225	856
Duke Energy Progress, LLC 3.70% 10/15/2046		457	348
Duke Energy Progress, LLC 2.50% 8/15/2050		202	122
Duke Energy Progress, LLC 2.90% 8/15/2051		91	60
Edison International 3.55% 11/15/2024		2,200	2,125
EDP Finance BV 3.625% 7/15/2024[6]		4,100	3,959
Electricité de France SA 4.75% 10/13/2035[6]		1,250	1,057
Electricité de France SA 4.875% 9/21/2038[6]		2,750	2,246
Electricité de France SA 5.60% 1/27/2040		525	481
Emera US Finance, LP 3.55% 6/15/2026		320	300
Enersis Américas SA 4.00% 10/25/2026		245	233
Entergy Corp. 2.80% 6/15/2030		3,325	2,816
Eversource Energy 3.80% 12/1/2023		2,730	2,700
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,489
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		675	590
NRG Energy, Inc. 3.625% 2/15/2031[6]		1,875	1,429
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	107
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,289
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	68
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	781
PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049		4,000	3,293
PG&E Corp. 5.00% 7/1/2028		3,750	3,429
PG&E Corp. 5.25% 7/1/2030		3,400	3,099
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	419
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,727
Southern California Edison Co. 2.85% 8/1/2029		4,450	3,877
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,620
Southern California Edison Co. 5.75% 4/1/2035		675	675

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.35% 7/15/2035	USD	3,000	$2,915
Southern California Edison Co. 4.00% 4/1/2047		264	208
Talen Energy Corp. 7.25% 5/15/2027[6]		8,334	8,664
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[9,14]		2,815	2,861
Talen Energy Supply, LLC 7.625% 6/1/2028[6]		1,180	1,232
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		1,030	903
Virginia Electric and Power Co. 2.40% 3/30/2032		2,575	2,088
Xcel Energy, Inc. 2.60% 12/1/2029		1,950	1,669
			76,001

Real estate 0.28%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	305
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,148
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,654
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,155
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,056
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	349
American Tower Corp. 1.45% 9/15/2026		2,369	2,070
American Tower Corp. 3.55% 7/15/2027		1,425	1,322
American Tower Corp. 3.60% 1/15/2028		1,000	921
American Tower Corp. 1.50% 1/31/2028		2,500	2,073
American Tower Corp. 2.30% 9/15/2031		1,500	1,170
American Tower Corp. 2.95% 1/15/2051		2,000	1,247
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		2,260	1,712
Essex Portfolio, LP 3.875% 5/1/2024		1,000	980
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,587
Extra Space Storage, Inc. 2.35% 3/15/2032		1,385	1,051
GLP Capital, LP 3.35% 9/1/2024		1,263	1,212
Hospitality Properties Trust 4.35% 10/1/2024		560	510
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	341
Howard Hughes Corp. 5.375% 8/1/2028[6]		1,450	1,309
Howard Hughes Corp. 4.125% 2/1/2029[6]		1,860	1,560
Howard Hughes Corp. 4.375% 2/1/2031[6]		2,690	2,180
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,780
Iron Mountain, Inc. 5.25% 7/15/2030[6]		3,785	3,298
Iron Mountain, Inc. 4.50% 2/15/2031[6]		2,650	2,184
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,645	2,100
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		1,940	1,482
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,260	1,704
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]		3,757	3,163
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		2,280	1,933
Public Storage 1.85% 5/1/2028		2,490	2,140
Public Storage 1.95% 11/9/2028		2,027	1,733
Public Storage 2.30% 5/1/2031		719	585
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		1,300	1,123
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		1,240	1,007
Scentre Group 3.50% 2/12/2025[6]		3,075	2,945
Scentre Group 3.25% 10/28/2025[6]		1,000	939
Scentre Group 3.75% 3/23/2027[6]		2,430	2,241
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,540
Sun Communities Operating, LP 2.70% 7/15/2031		876	694
UDR, Inc. 2.95% 9/1/2026		760	699
VICI Properties, LP 3.875% 2/15/2029[6]		1,367	1,200
VICI Properties, LP 4.625% 12/1/2029[6]		532	485
VICI Properties, LP 4.125% 8/15/2030[6]		971	851
			69,738

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.27%
Adobe, Inc. 1.90% 2/1/2025	USD	366	$346
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[9,14]		225	200
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,14]		4,150	3,121
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,092
Analog Devices, Inc. 2.10% 10/1/2031		1,212	982
Analog Devices, Inc. 2.80% 10/1/2041		2,961	2,179
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,327
Apple, Inc. 3.00% 2/9/2024		625	613
Apple, Inc. 3.35% 2/9/2027		40	38
Apple, Inc. 1.20% 2/8/2028		5,000	4,245
Apple, Inc. 3.95% 8/8/2052		3,500	2,994
Block, Inc. 3.50% 6/1/2031		2,325	1,858
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]		1,000	882
Broadcom, Inc. 1.95% 2/15/2028[6]		1,407	1,191
Broadcom, Inc. 2.60% 2/15/2033[6]		2,524	1,901
Broadcom, Inc. 3.469% 4/15/2034[6]		1,771	1,418
CommScope Finance, LLC 6.00% 3/1/2026[6]		1,600	1,480
Diebold Nixdorf, Inc. 9.375% 7/15/2025[6]		10,434	7,462
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[3,6,16]		6,909	4,162
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,9,14]		4,731	3,186
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	209
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[9,14]	EUR	1,343	1,243
Fiserv, Inc. 3.50% 7/1/2029	USD	471	425
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,039
Gartner, Inc. 4.50% 7/1/2028[6]		650	607
Intuit, Inc. 0.95% 7/15/2025		1,530	1,394
Intuit, Inc. 1.35% 7/15/2027		1,395	1,209
Intuit, Inc. 1.65% 7/15/2030		1,845	1,484
Mastercard, Inc. 2.00% 11/18/2031		3,874	3,120
Microsoft Corp. 2.921% 3/17/2052		4,814	3,431
NCR Corp. 5.125% 4/15/2029[6]		1,650	1,383
PayPal Holdings, Inc. 2.65% 10/1/2026		662	612
PayPal Holdings, Inc. 2.30% 6/1/2030		616	507
Sabre GLBL, Inc. 7.375% 9/1/2025[6]		946	911
Sabre GLBL, Inc. 11.25% 12/15/2027[6]		1,157	1,192
Sabre Holdings Corp. 9.25% 4/15/2025[6]		3,122	3,115
Synaptics, Inc. 4.00% 6/15/2029[6]		875	738
Unisys Corp. 6.875% 11/1/2027[6]		725	558
VeriSign, Inc. 2.70% 6/15/2031		625	511
Veritas US, Inc. 7.50% 9/1/2025[6]		835	577
Viavi Solutions, Inc. 3.75% 10/1/2029[6]		725	611
			67,553

Consumer staples 0.23%
7-Eleven, Inc. 0.80% 2/10/2024[6]		1,700	1,618
7-Eleven, Inc. 0.95% 2/10/2026[6]		825	723
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,500	2,076
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		1,230	1,035
Altria Group, Inc. 3.40% 2/4/2041		1,500	1,000
Altria Group, Inc. 3.70% 2/4/2051		1,395	879
Anheuser-Busch InBev NV 4.00% 4/13/2028		845	806
Anheuser-Busch InBev NV 4.35% 6/1/2040		2,500	2,208
Anheuser-Busch InBev NV 4.60% 4/15/2048		1,500	1,311
British American Tobacco PLC 3.222% 8/15/2024		2,826	2,723
British American Tobacco PLC 3.215% 9/6/2026		3,323	3,070
British American Tobacco PLC 4.54% 8/15/2047		940	668
Central Garden & Pet Co. 4.125% 4/30/2031[6]		1,395	1,157
Coca-Cola Company 1.00% 3/15/2028		940	787
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	3,852
Constellation Brands, Inc. 3.60% 2/15/2028		625	580

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Constellation Brands, Inc. 2.25% 8/1/2031	USD	1,487	$1,185
Coty, Inc. 4.75% 1/15/2029[6]		1,680	1,523
Imperial Tobacco Finance PLC 6.125% 7/27/2027[6]		845	842
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		2,990	2,590
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		2,210	1,955
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,721
PepsiCo, Inc. 3.625% 3/19/2050		777	639
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,200
Philip Morris International, Inc. 2.875% 5/1/2024		788	765
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,936
Philip Morris International, Inc. 0.875% 5/1/2026		2,990	2,630
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,101
Philip Morris International, Inc. 3.375% 8/15/2029		788	711
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,507
Philip Morris International, Inc. 1.75% 11/1/2030		2,956	2,322
Philip Morris International, Inc. 5.75% 11/17/2032		938	959
Post Holdings, Inc. 4.625% 4/15/2030[6]		2,886	2,496
Prestige Brands International, Inc. 3.75% 4/1/2031[6]		1,115	921
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,737
Simmons Foods, Inc. 4.625% 3/1/2029[6]		560	457
			57,690

Total corporate bonds, notes & loans			1,396,142

Asset-backed obligations 1.68%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]		1,050	1,005
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[6,8,9]		2,205	2,182
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[6,8,9]		1,639	1,612
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 4.698% 4/15/2026[8,9]		9,000	8,995
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[6,8,9]		2,566	2,538
Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A, 2.97% 3/20/2024[6,8]		960	957
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]		1,114	1,103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]		3,100	3,049
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]		539	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]		138	124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]		11,617	10,133
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]		6,633	6,706
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[6,8,9]		3,660	3,614
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]		531	494
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]		4,807	4,092
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]		665	582
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[6,8,9]		5,164	5,089
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]		5,191	4,639
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]		1,746	1,444
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]		6,093	5,277
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 4.981% 4/22/2026[8,9]		4,960	4,963

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]	USD	1,446	$1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]		5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]		1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]		1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 4.708% 3/15/2026[8,9]		11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/2026[8]		256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]		6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[6,8,9]		5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]		351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]		6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]		3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]		5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]		1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]		5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]		3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]		4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]		6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]		9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]		8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]		685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]		275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]		2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]		10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]		12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]		4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]		5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]		474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[3,6,8]		5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]		8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]		634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]		405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]		8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]		5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]		685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]		429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]		4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]		8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[6,8,9]		1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[6,8,9]		5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[6,8,9]		2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 3/20/2026[6,8]		4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[6,8]		1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]		2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]		5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]		5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]		6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]		10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]		5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]		10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[6,8]		23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[6,8,9]		1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[6,8,9]		1,415	1,405

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[6,8,9]	USD	437	$433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 4.879% 10/15/2029[6,8,9]		8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 5.479% 10/15/2029[6,8,9]		5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/2031[6,8,9]		5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]		2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/2031[6,8,9]		9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[6,8,9]		4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]		4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]		646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]		1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]		4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.048% 1/15/2053[6,8,9]		6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]		3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]		4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]		4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]		2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]		2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/2031[6,8,9]		7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]		3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]		1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]		801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]		924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]		2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]		3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]		889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]		7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]		10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]		1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]		6,521	6,506
			417,313

Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]		6,600	6,096
European Investment Bank 0.75% 10/26/2026		6,194	5,433
OMERS Finance Trust 3.50% 4/19/2032[6]		4,315	3,905
OMERS Finance Trust 4.00% 4/19/2052[6]		4,315	3,459
Panama (Republic of) 3.298% 1/19/2033		4,365	3,545
Panama (Republic of) 4.50% 1/19/2063		1,035	733
Peru (Republic of) 1.862% 12/1/2032		2,525	1,848
Peru (Republic of) 2.78% 12/1/2060		3,775	2,214
Qatar (State of) 3.375% 3/14/2024[6]		2,315	2,271
Qatar (State of) 4.00% 3/14/2029[6]		745	733
Qatar (State of) 4.817% 3/14/2049[6]		750	731
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	4,993
United Mexican States 2.659% 5/24/2031		2,703	2,187
United Mexican States 4.875% 5/19/2033		1,790	1,647
United Mexican States 3.771% 5/24/2061		1,528	971
			40,766

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD	1,200	$1,079
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,454
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	398
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	869
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,470	2,288
			6,088

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 11/15/2044		5	5
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044		10	10
			15

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,649
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,399
			9,048

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		240	196
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	246
			442

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	3,952

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040		10	10

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		30	30

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,556
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,036
			6,592

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,110	4,314

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		10	10

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 5/1/2034	USD	5	$5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,865	5,213

Total municipals			35,724

Total bonds, notes & other debt instruments (cost: $5,829,150,000)			5,385,913

Short-term securities 6.82%		Shares
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[7,17]		16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[17,18]		20,644,758	20,645
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[17,18]		17,940,546	17,940
Capital Group Central Cash Fund 4.31%[7,17,18]		126,229	12,622
			51,207

Total short-term securities (cost: $1,690,721,000)			1,690,923
Total investment securities 102.09% (cost: $21,116,750,000)			25,318,386
Other assets less liabilities (2.09)%			(517,812)

Net assets 100.00%			$24,800,574

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	543	March 2023	USD111,357	$139
5 Year U.S. Treasury Note Futures	Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures	Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures	Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures	Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,119	(123)
					$(1,166)

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[19]	$7,086	$—		$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203		40,000	(10,186)	(283,156)	1,367,122	43,890
Short-term securities 6.66%
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[17]	1,417,334	4,300,144		4,077,429	(250)	(83)	1,639,716	36,585
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 4.31%[17,18]	8,492	4,130	[20]				12,622	—	[21]
Total short-term securities							1,652,338
Total 12.17%					$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024 [3]	7/9/2021	$50,000	$63,388	.26%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,703	.08
Total		$56,949	$83,091	.34%

158	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Step bond; coupon rate may change at a later date.
[14]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[17]	Rate represents the seven-day yield at 12/31/2022.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.
[20]	Represents net activity. Refer to Note 5 for more information on securities lending.
[21]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	159

American Funds Global Balanced Fund

(formerly Global Balanced Fund)

Investment portfolio December 31, 2022

Common stocks 58.58%	Shares	Value (000)
Financials 10.64%
Zurich Insurance Group AG	10,777	$5,150
B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
HDFC Bank, Ltd. (ADR)	25,988	1,778
HDFC Bank, Ltd.	79,465	1,564
DNB Bank ASA	156,181	3,092
AIA Group, Ltd.	195,894	2,158
Toronto-Dominion Bank (CAD denominated)	32,954	2,134
PNC Financial Services Group, Inc.	11,839	1,870
Kotak Mahindra Bank, Ltd.	78,279	1,722
DBS Group Holdings, Ltd.	55,100	1,395
Citigroup, Inc.	30,627	1,385
BlackRock, Inc.	1,886	1,337
ING Groep NV	98,239	1,199
United Overseas Bank, Ltd.	47,600	1,092
BNP Paribas SA	12,920	735
Nasdaq, Inc.	11,966	734
JPMorgan Chase & Co.	5,371	720
KBC Groep NV	11,130	715
Münchener Rückversicherungs-Gesellschaft AG	1,931	628
Aegon NV	122,629	622
Bank Central Asia Tbk PT	1,108,100	608
Tryg A/S	24,243	575
Banco Santander, SA	176,586	529
Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
FinecoBank SpA	26,543	442
Great-West Lifeco, Inc.	17,334	401
CME Group, Inc., Class A	2,292	385
Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
Allfunds Group PLC	18,078	126
Lufax Holding, Ltd. (ADR)	47,602	92
		39,127

Industrials 8.37%
Raytheon Technologies Corp.	71,227	7,188
General Electric Co.	39,535	3,313
BAE Systems PLC	264,063	2,729
Thales SA	20,022	2,560
General Dynamics Corp.	8,468	2,101
Carrier Global Corp.	49,012	2,022
L3Harris Technologies, Inc.	9,073	1,889
Siemens AG	13,373	1,856
Honeywell International, Inc.	6,585	1,411
RELX PLC	46,732	1,295
CSX Corp.	38,467	1,192
LIXIL Corp.	54,500	831
Deutsche Post AG	17,657	665
Safran SA	4,525	565
Trelleborg AB, Class B	11,334	262
Brenntag SE	3,756	240
Melrose Industries PLC	141,781	230
Airbus SE, non-registered shares	1,805	215
NIBE Industrier AB, Class B	21,550	201
		30,765

Health care 7.78%
Abbott Laboratories	57,298	6,291
Gilead Sciences, Inc.	30,992	2,661
Novartis AG	28,897	2,617
Siemens Healthineers AG	51,525	2,578
UnitedHealth Group, Inc.	4,540	2,407

160	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	3,354	$1,847
AstraZeneca PLC	12,615	1,712
Merck KGaA	8,165	1,581
AbbVie, Inc.	8,136	1,315
Stryker Corp.	3,999	978
Amgen, Inc.	3,365	884
Medtronic PLC	11,261	875
Eurofins Scientific SE, non-registered shares	11,316	815
BioMarin Pharmaceutical, Inc.[1]	6,615	685
Humana, Inc.	1,166	597
Bayer AG	10,117	522
Takeda Pharmaceutical Company, Ltd.	8,400	262
		28,627

Information technology 6.47%
Broadcom, Inc.	16,303	9,115
Microsoft Corp.	31,123	7,464
Micron Technology, Inc.	44,625	2,230
Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
GlobalWafers Co., Ltd.	86,000	1,195
ServiceNow, Inc.[1]	2,184	848
Accenture PLC, Class A	3,024	807
Apple, Inc.	3,194	415
Applied Materials, Inc.	2,383	232
Texas Instruments, Inc.	380	63
		23,783

Consumer staples 5.34%
Nestlé SA	35,802	4,135
Philip Morris International, Inc.	36,010	3,645
ITC, Ltd.	833,272	3,340
Imperial Brands PLC	95,936	2,397
Seven & i Holdings Co., Ltd.	39,200	1,677
Pernod Ricard SA	5,580	1,097
British American Tobacco PLC	27,475	1,090
Heineken NV	7,506	705
Altria Group, Inc.	14,317	654
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
Treasury Wine Estates, Ltd.	27,708	256
Kweichow Moutai Co., Ltd., Class A	721	178
		19,639

Utilities 4.80%
DTE Energy Company	29,637	3,483
Power Grid Corporation of India, Ltd.	1,007,658	2,594
NextEra Energy, Inc.	28,214	2,359
Duke Energy Corp.	16,849	1,735
E.ON SE	157,688	1,574
Entergy Corp.	10,025	1,128
Iberdrola, SA, non-registered shares	77,458	906
ENN Energy Holdings, Ltd.	64,000	893
Dominion Energy, Inc.	14,276	875
National Grid PLC	65,238	784
Enel SpA	122,240	657
SembCorp Industries, Ltd.	187,100	471
Public Service Enterprise Group, Inc.	3,391	208
		17,667

American Funds Insurance Series	161

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Materials 4.33%
Freeport-McMoRan, Inc.	87,143	$3,311
Linde PLC	6,504	2,122
BHP Group, Ltd. (CDI)	62,248	1,919
Evonik Industries AG	96,394	1,851
Fortescue Metals Group, Ltd.	126,401	1,762
Rio Tinto PLC	20,187	1,417
Shin-Etsu Chemical Co., Ltd.	11,000	1,340
Vale SA (ADR), ordinary nominative shares	64,102	1,088
UPM-Kymmene OYJ	15,079	565
International Flavors & Fragrances, Inc.	2,739	287
Air Liquide SA, non-registered shares	1,874	267
		15,929

Energy 4.02%
Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
Neste OYJ	40,724	1,881
Shell PLC (GBP denominated)	54,477	1,548
Chevron Corp.	8,045	1,444
BP PLC	184,567	1,073
DT Midstream, Inc.	10,284	568
Baker Hughes Co., Class A	17,643	521
TC Energy Corp. (CAD denominated)	12,080	482
Woodside Energy Group, Ltd. (CDI)	10,942	264
		14,776

Communication services 3.14%
Alphabet, Inc., Class A1	19,243	1,698
Alphabet, Inc., Class C1	7,907	701
Netflix, Inc.[1]	8,029	2,368
Singapore Telecommunications, Ltd.	782,600	1,502
Comcast Corp., Class A	30,643	1,072
BCE, Inc.	22,635	995
Omnicom Group, Inc.	10,624	867
Universal Music Group NV	31,035	749
SoftBank Corp.	54,400	615
Meta Platforms, Inc., Class A1	4,089	492
Electronic Arts, Inc.	4,021	491
		11,550

Consumer discretionary 2.27%
LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
Cie. Financière Richemont SA, Class A	8,551	1,107
Ferrari NV	3,990	855
Ferrari NV (EUR denominated)	1,039	222
General Motors Company	27,725	933
Tesla, Inc.[1]	7,350	905
InterContinental Hotels Group PLC	12,297	708
Starbucks Corp.	4,596	456
Royal Caribbean Cruises, Ltd.[1]	8,302	410
Astra International Tbk PT	1,050,300	383
Aptiv PLC[1]	2,518	234
D.R. Horton, Inc.	2,232	199
Airbnb, Inc., Class A1	1,851	158
JD.com, Inc., Class A	1,200	34
		8,364

162	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Real estate 1.42%
Embassy Office Parks REIT		342,621	$1,390
Equinix, Inc. REIT		2,059	1,349
CTP NV		104,148	1,226
Digital Realty Trust, Inc. REIT		4,683	470
Crown Castle, Inc. REIT		3,025	410
Americold Realty Trust, Inc. REIT		12,798	362
			5,207

Total common stocks (cost: $194,190,000)			215,434

Preferred securities 0.40%
Financials 0.25%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		223,000	522
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		192,000	389
			911

Consumer discretionary 0.15%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]		5,497	558

Total preferred securities (cost: $1,986,000)			1,469

Convertible stocks 0.34%
Utilities 0.23%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		16,500	828

Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023		300	407

Total convertible stocks (cost: $1,214,000)			1,235

Investment funds 1.50%
Capital Group Central Corporate Bond Fund[2]		678,772	5,532

Total investment funds (cost: $5,481,000)			5,532

Bonds, notes & other debt instruments 34.19%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.26%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[3]	USD	275	267
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	83
Asian Development Bank 1.125% 6/10/2025	GBP	100	112
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	200
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	591
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	79
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,250	1,388
Austria (Republic of) 0% 2/20/2031	EUR	660	553
Brazil (Federative Republic of) 10.00% 1/1/2023	BRL	600	108
Brazil (Federative Republic of) 0% 1/1/2024		1,700	284
Brazil (Federative Republic of) 10.00% 1/1/2025		900	163
Canada 0.75% 10/1/2024	CAD	1,125	785
Canada 2.25% 6/1/2025		1,400	998
Canada 0.25% 3/1/2026		570	378
Canada 3.50% 3/1/2028		1,009	749
Chile (Republic of) 4.70% 9/1/2030	CLP	245,000	279

American Funds Insurance Series	163

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY	2,110	$336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031		5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR	110	105
European Investment Bank 0.25% 1/20/2032		860	717
European Union 0% 7/6/2026		100	97
European Union 0.25% 10/22/2026		50	48
French Republic O.A.T. 0.75% 2/25/2028		640	618
French Republic O.A.T. 0% 11/25/2030		1,320	1,128
French Republic O.A.T. 0% 5/25/2032		650	527
French Republic O.A.T. 2.00% 11/25/2032		610	596
French Republic O.A.T. 3.25% 5/25/2045		160	171
Germany (Federal Republic of) 0% 4/16/2027		950	915
Germany (Federal Republic of) 0% 8/15/2031		2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032		540	463
Germany (Federal Republic of) 1.70% 8/15/2032		1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038		640	548
Germany (Federal Republic of) 0% 8/15/2050		200	112
Germany (Federal Republic of) 0% 8/15/2052		260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025		300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	668
India (Republic of) 5.15% 11/9/2025	INR	8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR	1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR	200	213
Israel (State of) 1.50% 1/18/2027		100	100
Italy (Republic of) 1.35% 4/1/2030		660	581
Italy (Republic of) 2.50% 12/1/2032		650	583
Japan, Series 17, 0.10% 9/10/2023[4]	JPY	10,900	84
Japan, Series 18, 0.10% 3/10/2024[4]		21,660	169
Japan, Series 19, 0.10% 9/10/2024[4]		31,620	247
Japan, Series 150, 0.005% 12/20/2026		84,950	644
Japan, Series 22, 0.10% 3/10/2027[4]		26,454	211
Japan, Series 346, 0.10% 3/20/2027		134,150	1,018
Japan, Series 363, 0.10% 6/20/2031		56,000	412
Japan, Series 365, 0.10% 12/20/2031		317,600	2,340
Japan, Series 152, 1.20% 3/20/2035		264,400	2,109
Japan, Series 179, 0.50% 12/20/2041		71,600	476
Japan, Series 42, 1.70% 3/20/2044		50,150	408
Japan, Series 37, 0.60% 6/20/2050		26,950	162
Japan, Series 74, 1.00% 3/20/2052		178,400	1,178
Japan, Series 76, 1.40% 9/20/2052		80,350	586
KfW 1.125% 7/4/2025	GBP	95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR	100	107
Morocco (Kingdom of) 1.50% 11/27/2031		100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	101
Peru (Republic of) 2.392% 1/23/2026	USD	90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	753

164	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	$99
Philippines (Republic of) 1.648% 6/10/2031	USD	200	160
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	74
Portuguese Republic 0.475% 10/18/2030	EUR	230	199
Romania 2.125% 3/7/2028		130	117
Romania 3.624% 5/26/2030		392	344
Romania 2.00% 1/28/2032		100	72
Romania 2.00% 4/14/2033		200	138
Romania 3.375% 2/8/2038		80	58
Romania 4.625% 4/3/2049		39	30
Romania 3.375% 1/28/2050		73	45
Russian Federation 7.00% 8/16/2023[5,6]	RUB	16,600	77
Russian Federation 2.875% 12/4/2025[5]	EUR	200	90
Russian Federation 4.25% 6/23/2027[5]	USD	200	86
Russian Federation 4.375% 3/21/2029[5]		200	82
Russian Federation 6.90% 5/23/2029[5]	RUB	28,250	123
Russian Federation 7.65% 4/10/2030[5]		38,320	166
Russian Federation 5.90% 3/12/2031[5]		5,620	24
Russian Federation 6.90% 7/23/2031[5]		18,200	79
Russian Federation 8.50% 9/17/2031[5]		5,530	24
Russian Federation 7.70% 3/23/2033[5]		23,030	100
Russian Federation 7.25% 5/10/2034[5]		8,140	35
Serbia (Republic of) 3.125% 5/15/2027	EUR	385	356
Serbia (Republic of) 2.05% 9/23/2036		185	112
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	157
Spain (Kingdom of) 0% 1/31/2027	EUR	335	317
Spain (Kingdom of) 0.80% 7/30/2027		490	474
Spain (Kingdom of) 0.50% 10/31/2031		395	329
Spain (Kingdom of) 0.70% 4/30/2032		830	693
Tunisia (Republic of) 6.75% 10/31/2023		260	235
Tunisia (Republic of) 6.75% 10/31/2023		150	135
Ukraine 6.876% 5/21/2031[3,5]	USD	250	48
Ukraine 6.876% 5/21/2031[5]		200	38
United Kingdom 2.75% 9/7/2024	GBP	50	60
United Kingdom 1.25% 7/22/2027		410	447
United Kingdom 0.375% 10/22/2030		490	463
United Kingdom 0.25% 7/31/2031		160	145
United Kingdom 1.00% 1/31/2032		1,490	1,427
United Kingdom 4.25% 6/7/2032		1,165	1,474
United Kingdom 3.25% 1/22/2044		174	187
United Kingdom 1.25% 7/31/2051		413	270
United Mexican States, Series M, 5.75% 3/5/2026	MXN	18,200	846
United Mexican States, Series M, 7.50% 6/3/2027		1,950	94
United Mexican States, Series M, 7.75% 5/29/2031		5,000	238
United Mexican States, Series M, 8.00% 11/7/2047		5,120	235
United Mexican States, Series M, 8.00% 7/31/2053		18,880	864
			48,783

U.S. Treasury bonds & notes 12.04%
U.S. Treasury 11.52%
U.S. Treasury 2.50% 3/31/2023	USD	1,182	1,177
U.S. Treasury 2.75% 4/30/2023		1,485	1,477
U.S. Treasury 1.50% 2/29/2024		5,058	4,876
U.S. Treasury 2.50% 4/30/2024		995	967
U.S. Treasury 3.25% 8/31/2024		706	691
U.S. Treasury 1.50% 10/31/2024		1,300	1,232
U.S. Treasury 1.00% 12/15/2024		620	580
U.S. Treasury 1.75% 3/15/2025		98	93
U.S. Treasury 3.00% 7/15/2025		1,016	984

American Funds Insurance Series	165

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.125% 8/15/2025	USD	18	$17
U.S. Treasury 0.25% 8/31/2025		833	749
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	45
U.S. Treasury 0.50% 2/28/2026		500	446
U.S. Treasury 0.75% 3/31/2026		2,075	1,861
U.S. Treasury 0.875% 6/30/2026		74	66
U.S. Treasury 2.25% 2/15/2027		298	277
U.S. Treasury 1.875% 2/28/2027		6,696	6,133
U.S. Treasury 2.50% 3/31/2027		1,025	962
U.S. Treasury 2.75% 4/30/2027		6,460	6,125
U.S. Treasury 2.75% 7/31/2027		46	43
U.S. Treasury 3.125% 8/31/2027		2,160	2,078
U.S. Treasury 4.125% 9/30/2027		268	269
U.S. Treasury 4.125% 10/31/2027		357	358
U.S. Treasury 2.875% 5/15/2028		1,275	1,204
U.S. Treasury 2.875% 8/15/2028		557	525
U.S. Treasury 0.625% 5/15/2030		823	652
U.S. Treasury 0.625% 8/15/2030		650	512
U.S. Treasury 1.625% 5/15/2031		375	316
U.S. Treasury 1.25% 8/15/2031		395	321
U.S. Treasury 1.375% 11/15/2031		834	680
U.S. Treasury 1.875% 2/15/2032		779	661
U.S. Treasury 2.875% 5/15/2032		640	590
U.S. Treasury 2.75% 8/15/2032		1,279	1,164
U.S. Treasury 4.125% 11/15/2032		195	199
U.S. Treasury 1.875% 2/15/2041[7]		920	652
U.S. Treasury 2.25% 5/15/2041[7]		525	395
U.S. Treasury 2.875% 11/15/2046		400	322
U.S. Treasury 1.25% 5/15/2050		140	76
U.S. Treasury 2.375% 5/15/2051		490	353
U.S. Treasury 2.00% 8/15/2051		560	369
U.S. Treasury 1.875% 11/15/2051[7]		686	437
U.S. Treasury 2.25% 2/15/2052[7]		765	535
U.S. Treasury 2.875% 5/15/2052		273	220
U.S. Treasury 3.00% 8/15/2052		510	423
U.S. Treasury 4.00% 11/15/2052		70	70
			42,361

U.S. Treasury inflation-protected securities 0.52%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[4]		829	803
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[4]		575	555
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]		367	346
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]		249	208
			1,912

Total U.S. Treasury bonds & notes			44,273

Corporate bonds, notes & loans 5.64%
Financials 1.80%
ACE INA Holdings, Inc. 3.35% 5/3/2026		10	10
ACE INA Holdings, Inc. 4.35% 11/3/2045		20	17
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[8]	EUR	200	167
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,8]	USD	200	204
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[8]	EUR	100	106
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]		100	101
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD	200	188
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]		500	451
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]		160	140

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	USD	236	$214
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[8]		20	16
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]		475	472
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]		103	96
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]		175	166
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[8]		310	269
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]		110	99
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]		29	27
Commonwealth Bank of Australia 2.688% 3/11/2031[3]		225	174
Corebridge Financial, Inc. 3.90% 4/5/2032[3]		59	52
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]		160	136
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]	EUR	100	95
Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]		210	162
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[8]	USD	78	64
Groupe BPCE SA 5.70% 10/22/2023[3]		200	199
Groupe BPCE SA 1.00% 4/1/2025	EUR	100	101
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[8]	USD	200	191
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]		186	164
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]		160	150
Morgan Stanley 3.125% 7/27/2026		110	103
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]		200	175
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]		126	111
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]		72	60
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR	510	485
New York Life Insurance Company 3.75% 5/15/2050[3]	USD	23	18
Nordea Bank AB 3.60% 6/6/2025[3]		200	193
Royal Bank of Canada 1.20% 4/27/2026		175	156
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[3,8]		450	442
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]		210	195
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]		400	354
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]		100	85
			6,608

Utilities 0.89%
Alabama Power Co. 3.00% 3/15/2052		250	166
CMS Energy Corp. 3.00% 5/15/2026		150	140
Consumers Energy Co. 3.60% 8/15/2032		250	228
Duke Energy Carolinas, LLC 3.05% 3/15/2023		280	279
Duke Energy Progress, LLC 3.70% 9/1/2028		75	71
E.ON SE 1.625% 3/29/2031	EUR	240	216
Edison International 4.125% 3/15/2028	USD	160	149
Enel Finance International SA 1.875% 7/12/2028[3]		200	159
Enersis Américas SA 4.00% 10/25/2026		35	33
Entergy Louisiana, LLC 4.75% 9/15/2052		100	90
Exelon Corp. 3.40% 4/15/2026		150	143
FirstEnergy Corp. 3.50% 4/1/2028[3]		35	32
Florida Power & Light Company 2.875% 12/4/2051		120	81
Interstate Power and Light Co. 2.30% 6/1/2030		50	41
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029		232	201
Niagara Mohawk Power Corp. 3.508% 10/1/2024[3]		85	82
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	23
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	86

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.00% 6/15/2028	USD	140	$121
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	105
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	28
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	467
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	41
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	86
Xcel Energy, Inc. 3.35% 12/1/2026		216	203
			3,271

Consumer discretionary 0.62%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
Bayerische Motoren Werke AG 3.90% 4/9/2025[3]		70	69
Bayerische Motoren Werke AG 4.15% 4/9/2030[3]		70	67
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]		150	140
General Motors Financial Co. 2.40% 4/10/2028		150	126
Hyundai Capital America 1.50% 6/15/2026[3]		250	217
Hyundai Capital America 2.375% 10/15/2027[3]		109	93
Hyundai Capital Services, Inc. 3.75% 3/5/2023[3]		250	249
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[3]		222	239
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]		185	148
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3]		70	70
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3]		59	61
Stellantis Finance US, Inc. 5.625% 1/12/2028[3]		400	397
Stellantis Finance US, Inc. 2.691% 9/15/2031[3]		200	153
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	30
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[8]	EUR	200	175
			2,278

Health care 0.45%
Aetna, Inc. 2.80% 6/15/2023	USD	10	10
Amgen, Inc. 1.90% 2/21/2025		40	37
Amgen, Inc. 2.20% 2/21/2027		30	27
Amgen, Inc. 4.20% 3/1/2033		280	260
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	57
AstraZeneca PLC 3.50% 8/17/2023		150	149
Becton, Dickinson and Company 3.734% 12/15/2024		10	10
Becton, Dickinson and Company 3.70% 6/6/2027		43	41
Becton, Dickinson and Company 2.823% 5/20/2030		28	24
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Cigna Corp. 4.125% 11/15/2025		80	78
EMD Finance, LLC 3.25% 3/19/2025[3]		250	240
Stryker Corp. 0.75% 3/1/2029	EUR	210	188
Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026		100	102
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	129
			1,652

Communication services 0.42%
AT&T, Inc. 2.75% 6/1/2031		375	312
AT&T, Inc. 2.55% 12/1/2033		64	49
Comcast Corp. 0% 9/14/2026	EUR	100	94
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	56
Netflix, Inc. 3.875% 11/15/2029[9]	EUR	200	201
Orange SA 9.00% 3/1/2031[8]	USD	65	80
T-Mobile US, Inc. 2.05% 2/15/2028		200	172
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	121

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Verizon Communications, Inc. 2.55% 3/21/2031	USD	325	$268
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	100	80
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[3]	USD	168	129
			1,562

Information technology 0.38%
Apple, Inc. 3.35% 8/8/2032		580	528
Broadcom, Inc. 4.00% 4/15/2029[3]		21	19
Broadcom, Inc. 4.15% 11/15/2030		70	63
Broadcom, Inc. 3.419% 4/15/2033[3]		53	43
Broadcom, Inc. 3.137% 11/15/2035[3]		15	11
Lenovo Group, Ltd. 5.875% 4/24/2025		269	262
Mastercard, Inc. 2.00% 11/18/2031		102	82
Microsoft Corp. 2.40% 8/8/2026		187	175
Oracle Corp. 2.65% 7/15/2026		216	199
			1,382

Industrials 0.32%
Boeing Company 4.508% 5/1/2023		400	399
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		164	111
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	46
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]		95	92
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]		200	181
Singapore Airlines, Ltd. 3.375% 1/19/2029		200	181
United Technologies Corp. 4.125% 11/16/2028		170	163
			1,190

Consumer staples 0.26%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	260
Anheuser-Busch InBev NV 4.00% 4/13/2028	USD	100	95
Anheuser-Busch InBev NV 4.75% 1/23/2029		220	218
British American Tobacco PLC 3.215% 9/6/2026		62	57
British American Tobacco PLC 4.70% 4/2/2027		67	64
British American Tobacco PLC 3.557% 8/15/2027		105	96
British American Tobacco PLC 3.462% 9/6/2029		75	65
Philip Morris International, Inc. 5.75% 11/17/2032		110	113
			968

Energy 0.24%
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		161	136
Halliburton Company 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	162
Petróleos Mexicanos 6.75% 9/21/2047		107	69
Qatar Petroleum 3.125% 7/12/2041[3]		270	208
Statoil ASA 3.70% 3/1/2024		50	49
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		288	275
			901

Real estate 0.14%
American Tower Corp. 0.875% 5/21/2029	EUR	250	214
Equinix, Inc. 2.15% 7/15/2030	USD	176	140
Essex Portfolio, LP 3.50% 4/1/2025		120	116
Essex Portfolio, LP 3.375% 4/15/2026		40	38
			508

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.12%
Celanese US Holdings, LLC 5.337% 1/19/2029	EUR	300		$305
Celanese US Holdings, LLC 6.379% 7/15/2032	USD	50		48
Vale Overseas, Ltd. 3.75% 7/8/2030		94		82
				435

Total corporate bonds, notes & loans				20,755

Mortgage-backed obligations 2.58%
Federal agency mortgage-backed obligations 1.56%
Fannie Mae Pool #FM7100 3.50% 6/1/2050[10]		350		324
Fannie Mae Pool #CB2402 2.50% 12/1/2051[10]		315		267
Fannie Mae Pool #BV9612 2.50% 4/1/2052[10]		271		230
Fannie Mae Pool #FS2555 4.50% 7/1/2052[10]		148		143
Fannie Mae Pool #MA4732 4.00% 9/1/2052[10]		471		442
Fannie Mae Pool #BW3812 4.50% 9/1/2052[10]		120		116
Fannie Mae Pool #MA4784 4.50% 10/1/2052[10]		135		130
Fannie Mae Pool #BW7796 5.00% 10/1/2052[10]		840		829
Fannie Mae Pool #BW1299 4.00% 11/1/2052[10]		57		53
Fannie Mae Pool #BW1385 4.00% 12/1/2052[10]		290		272
Freddie Mac Pool #ZJ9038 5.00% 6/1/2023[10]		—	[11]	—	[11]
Freddie Mac Pool #QE8253 4.50% 8/1/2052[10]		200		193
Freddie Mac Pool #SD8256 4.00% 10/1/2052[10]		100		94
Freddie Mac Pool #SD8257 4.50% 10/1/2052[10]		513		494
Freddie Mac Pool #QF2182 4.50% 10/1/2052[10]		84		81
Freddie Mac Pool #QF3955 4.00% 12/1/2052[10]		238		224
Freddie Mac Pool #SD8275 4.50% 12/1/2052[10]		75		72
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[10]		580		546
Government National Mortgage Assn. 3.50% 1/1/2053[10,12]		1,350		1,241
				5,751

Other mortgage-backed securities 1.02%
Nordea Kredit 0.50% 10/1/2040[10]	DKK	1,615		181
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[10]		502		62
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[10]		7,234		809
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[10]		1,281		158
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[10]		20,442		2,228
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[10]		1,365		136
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[10]		590		63
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[10]		862		90
Realkredit Danmark AS 1.00% 10/1/2053[10]		194		20
				3,747

Total mortgage-backed obligations				9,498

Asset-backed obligations 0.63%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[10,13]	USD	203		203
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[10,13]		128		128
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[10]		56		56
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[10]		66		66
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[10,13]		111		111
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[10,13]		110		110
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[10,13]		121		121
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[10,13]		120		120

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[10]	USD	302	$295
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[10,13]		283	283
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[10]		193	193
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[10,13]		40	40
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]		250	245
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[10]		155	153
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[3,10]		181	180
			2,304

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		100	72

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	57

Total municipals			129

Total bonds, notes & other debt instruments (cost: $141,023,000)			125,742

Short-term securities 4.34%	Weighted average yield at acquisition
Commercial paper 3.27%
British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/2023[3]	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/2023[3]	4.132	5,000	4,983
			12,021

		Shares
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[2,14]		39,285	3,928

Total short-term securities (cost: $15,953,000)			15,949
Total investment securities 99.35% (cost: $359,847,000)			365,361
Other assets less liabilities 0.65%			2,399

Net assets 100.00%			$367,760

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2023	USD1,025	$1
5 Year Euro-Bobl Futures	Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures	Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures	Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures	Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures	Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures	Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures	Short	6	March 2023	(674)	4
10 Year UK Gilt Futures	Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures	Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures	Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures	Short	6	March 2023	(806)	6
					$(373)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	1,761,900	USD	1,337	Citibank	1/9/2023	$63
USD	687	KRW	894,770	Bank of America	1/9/2023	(23)
EUR	2,560	DKK	19,040	Standard Chartered Bank	1/10/2023	(1)
USD	203	NZD	320	HSBC Bank	1/10/2023	(1)
SEK	1,270	USD	122	UBS AG	1/10/2023	(1)
USD	511	MYR	2,250	JPMorgan Chase	1/10/2023	(3)
USD	640	AUD	950	HSBC Bank	1/10/2023	(7)
USD	445	MXN	8,853	Goldman Sachs	1/10/2023	(8)
EUR	4,105	USD	4,324	Goldman Sachs	1/12/2023	74
CAD	1,450	USD	1,063	HSBC Bank	1/12/2023	8
USD	74	CAD	100	HSBC Bank	1/12/2023	— [11]
NZD	470	USD	299	Morgan Stanley	1/12/2023	(1)
USD	1,585	EUR	1,500	BNP Paribas	1/12/2023	(21)
JPY	169,239	USD	1,256	Bank of America	1/13/2023	35
JPY	89,090	USD	656	Bank of America	1/13/2023	24
USD	278	COP	1,337,640	Citibank	1/13/2023	3
USD	563	CAD	760	Standard Chartered Bank	1/13/2023	2
USD	98	GBP	80	Morgan Stanley	1/13/2023	1
GBP	240	USD	292	Bank of New York Mellon	1/13/2023	(2)
USD	303	MXN	6,020	UBS AG	1/13/2023	(5)
JPY	466,020	USD	3,428	Standard Chartered Bank	1/20/2023	133
JPY	81,321	AUD	890	HSBC Bank	1/20/2023	15
JPY	51,480	USD	380	Standard Chartered Bank	1/20/2023	14
USD	112	CLP	100,000	Bank of America	1/23/2023	(6)
USD	564	BRL	3,025	Citibank	1/23/2023	(7)
JPY	118,440	USD	821	Standard Chartered Bank	1/27/2023	85
JPY	172,080	USD	1,271	BNP Paribas	1/27/2023	46
JPY	45,290	USD	313	UBS AG	1/27/2023	33
JPY	78,800	USD	585	Goldman Sachs	1/27/2023	18
PLN	4,260	USD	922	Citibank	2/2/2023	47

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	245	PLN	1,150	UBS AG	2/2/2023	$(17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10
						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	375	$(6)	$—	$(6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(51)	—	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(20)	—	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(48)	—	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(8)	—	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(8)	—	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(9)	—	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		1,001	(17)	—	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		1,000	(18)	—	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(20)	—	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(47)	—	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	3,050	(77)	—	(77)
2.42%	Annual	SONIA	Annual	5/5/2024		6,100	(160)	—	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024		4,180	(84)	—	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024		7,720	(88)	—	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(10)	—	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(12)	—	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(42)	—	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(6)	—	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(8)	—	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(13)	—	(13)

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	6,000	$(13)	$—	$(13)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(18)	—	(18)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	8	—	8
							$(1,009)	$—	$(1,009)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	USD	2,580		$20		$13	$7

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 1.50%
Capital Group Central Corporate Bond Fund	$—	$5,481	$—	$—	$51	$5,532	$50
Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[14]	1,127	144,034	141,236	3	—	3,928	343
Total 2.57%				$3	$51	$9,460	$393

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	7/11/20222-7/12/2022	$191	$201	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	251	162	.04
Total		$442	$363	.10%

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Value determined using significant unobservable inputs.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Amount less than one thousand.
[12]	Purchased on a TBA basis.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Rate represents the seven-day yield at 12/31/2022.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 34.59%
Financials 9.65%
ACE INA Holdings, Inc. 3.35% 5/3/2026	USD	2,025	$1,941
ACE INA Holdings, Inc. 4.35% 11/3/2045		2,220	1,933
AerCap Ireland Capital DAC 1.65% 10/29/2024		5,996	5,535
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,824
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,503
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,010
AerCap Ireland Capital DAC 3.00% 10/29/2028		10,345	8,686
AerCap Ireland Capital DAC 3.30% 1/30/2032		11,338	8,891
AerCap Ireland Capital DAC 3.40% 10/29/2033		5,120	3,896
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,254	891
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023		3,130	3,013
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,486
Ally Financial, Inc. 8.00% 11/1/2031		8,075	8,418
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[1]		4,501	4,265
Arthur J. Gallagher & Co. 3.50% 5/20/2051		1,073	754
Banco Santander, SA 5.147% 8/18/2025		4,000	3,960
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]		1,400	1,198
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		1,970	1,818
Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)[1]		981	869
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		7,989	7,009
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]		2,635	2,524
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]		11,107	10,866
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,502	1,553
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]		10,129	9,189
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]		2,773	2,338
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		21,177	16,224
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,343	6,698
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		36,155	27,930
Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		2,613	2,053
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]		4,089	3,305
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		10,180	9,340
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		7,947	7,568
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		4,850	4,814
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		4,525	4,496
BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]		7,581	6,634
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		13,134	11,569
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		3,594	2,936
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		4,177	3,276
Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032		1,303	1,152
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]		4,525	4,334
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]		2,430	2,382
Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]		4,650	4,509
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		1,126	880
CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)[1]		5,410	5,364
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,770
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		8,740	7,591
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		5,520	4,984
Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[1]		3,386	3,282
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		1,030	834
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		5,350	4,590
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[1]		1,718	1,614
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,781	2,878
Corebridge Financial, Inc. 3.50% 4/4/2025[2]		1,439	1,381
Corebridge Financial, Inc. 3.65% 4/5/2027[2]		4,493	4,195
Corebridge Financial, Inc. 3.85% 4/5/2029[2]		5,794	5,289
Corebridge Financial, Inc. 3.90% 4/5/2032[2]		5,959	5,221
Corebridge Financial, Inc. 4.35% 4/5/2042[2]		361	298

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Corebridge Financial, Inc. 4.40% 4/5/2052[2]	USD	1,352	$1,078
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		4,450	4,060
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		2,450	2,145
Credit Suisse Group AG 3.80% 6/9/2023		15,327	14,927
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]		850	752
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]		7,609	6,505
Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		11,200	8,973
Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]		1,265	1,154
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		5,476	4,262
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		7,369	5,106
Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]		576	507
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]		6,658	6,835
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]		2,990	2,565
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		2,975	2,740
Deutsche Bank AG 3.95% 2/27/2023		6,350	6,328
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,339
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,007
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,475	10,120
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]		3,673	3,512
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,029
Deutsche Bank AG 4.10% 1/13/2026		857	824
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		41,608	36,749
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		4,315	3,664
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		7,258	6,179
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		2,900	2,331
Discover Financial Services 6.70% 11/29/2032		1,475	1,504
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,200	1,045
GE Capital Funding, LLC 4.55% 5/15/2032		973	927
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]		3,030	2,660
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		13,275	11,468
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		13,961	12,226
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]		1,758	1,568
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		7,403	6,907
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		1,534	1,473
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]		9,600	8,786
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		10,422	8,490
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		3,160	2,161
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]		1,750	1,665
Groupe BPCE SA 2.75% 1/11/2023[2]		6,875	6,871
Groupe BPCE SA 5.70% 10/22/2023[2]		28,166	27,963
Groupe BPCE SA 5.15% 7/21/2024[2]		5,481	5,369
Groupe BPCE SA 1.625% 1/14/2025[2]		2,980	2,776
Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		6,350	5,649
Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		6,195	5,908
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,270	4,571
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]		6,410	5,913
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		5,917	4,786
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		5,250	4,074
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		3,595	3,339
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		669	585
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		6,335	5,422
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[3]		2,750	2,741
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[3]		397	374
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		6,669	6,328

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	480	$444
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		200	177
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		2,106	1,886
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,433
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,408
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	4,963
Intesa Sanpaolo SpA 3.375% 1/12/2023[2]		10,035	10,030
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		68,143	65,545
Intesa Sanpaolo SpA 3.25% 9/23/2024[2]		770	731
Intesa Sanpaolo SpA 5.71% 1/15/2026[2]		15,400	14,816
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		6,250	5,581
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		1,986	1,753
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]		2,060	1,714
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]		5,870	5,475
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		11,105	10,289
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[1]		3,620	3,518
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		1,832	1,612
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]		5,965	5,172
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]		4,350	3,941
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		12,080	11,555
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		8,465	8,265
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]		9,600	8,729
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]		2,453	2,053
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]		11,980	11,186
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		1,766	1,449
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		4,802	3,858
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		5,313	4,213
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		553	452
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,907	1,771
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		5,475	5,229
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		2,415	2,128
Keb Hana Bank 3.25% 3/30/2027[2]		1,315	1,227
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]		2,675	2,493
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		367	297
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		505	326
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]		1,405	1,521
MetLife, Inc. 3.60% 11/13/2025		3,490	3,395
MetLife, Inc. 5.00% 7/15/2052		165	158
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]		2,960	2,724
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]		6,200	5,383
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]		2,225	1,930
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]		2,970	2,618
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]		2,945	2,781
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		1,197	1,146
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]		4,615	4,026
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]		2,390	2,379
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]		3,065	2,901
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		2,300	2,200

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	USD	10,488	$9,114
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[1]		3,671	3,497
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[1]		2,007	2,075
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		26,412	20,326
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		2,813	2,209
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[1]		6,616	5,369
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		3,375	3,181
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]		3,810	4,004
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]		2,286	2,096
MSCI, Inc. 3.25% 8/15/2033[2]		2,750	2,128
Navient Corp. 6.75% 6/25/2025		425	409
OneMain Holdings, Inc. 7.125% 3/15/2026		250	238
Rede D’Or Finance SARL 4.50% 1/22/2030[2]		1,572	1,355
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,092
Santander Holdings USA, Inc. 2.49% 1/6/2028[1]		3,625	3,115
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]		1,640	1,520
Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027		1,100	977
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		1,530	971
Synchrony Financial 4.375% 3/19/2024		3,640	3,576
Toronto-Dominion Bank 1.95% 1/12/2027		1,060	946
Travelers Companies, Inc. 2.55% 4/27/2050		768	478
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]		2,440	2,387
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		4,000	3,446
UniCredit SpA 4.625% 4/12/2027[2]		1,395	1,307
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]		16,130	14,182
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	415
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		20,480	19,382
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]		3,524	3,428
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		9,236	8,569
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		7,450	7,289
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		7,665	6,478
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		3,675	3,500
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		20,666	17,607
Willis North America, Inc. 4.65% 6/15/2027		1,290	1,248
			986,796

Utilities 4.42%
AEP Texas, Inc. 3.45% 5/15/2051		1,475	1,048
Alabama Power Co. 3.00% 3/15/2052		3,697	2,458
Alfa Desarrollo SpA 4.55% 9/27/2051[2]		1,001	763
Ameren Corp. 4.50% 3/15/2049		2,875	2,634
Baltimore Gas & Electric 4.55% 6/1/2052		525	467
Berkshire Hathaway Energy Company 4.50% 2/1/2045		5,895	5,161
Comisión Federal de Electricidad 4.688% 5/15/2029[2]		3,655	3,249
Comisión Federal de Electricidad 3.875% 7/26/2033[2]		1,340	1,019
Connecticut Light and Power Co. 2.05% 7/1/2031		1,775	1,430
Consumers Energy Co. 4.05% 5/15/2048		1,413	1,173
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,416
Consumers Energy Co. 3.10% 8/15/2050		4,123	2,883
Consumers Energy Co. 3.50% 8/1/2051		235	178
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,760
Duke Energy Corp. 4.50% 8/15/2032		7,811	7,340
Duke Energy Corp. 3.50% 6/15/2051		1,139	796
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,098
Duke Energy Florida, LLC 3.00% 12/15/2051		711	480
Duke Energy Florida, LLC 5.95% 11/15/2052		575	616

American Funds Insurance Series	179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 3.70% 9/1/2028	USD	3,750	$3,530
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,407
Duke Energy Progress, LLC 2.50% 8/15/2050		644	389
Edison International 3.55% 11/15/2024		6,850	6,618
Edison International 4.95% 4/15/2025		175	172
Edison International 5.75% 6/15/2027		3,181	3,196
Edison International 4.125% 3/15/2028		3,644	3,387
Edison International 6.95% 11/15/2029		2,525	2,643
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR	2,800	2,346
Emera US Finance, LP 0.833% 6/15/2024	USD	600	560
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,456
Enel Società per Azioni 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]		1,000	1,003
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]		1,310	1,143
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,207
Entergy Louisiana, LLC 4.75% 9/15/2052		1,525	1,377
Eversource Energy 3.80% 12/1/2023		5,000	4,945
FirstEnergy Corp. 1.60% 1/15/2026		20,066	17,774
FirstEnergy Corp. 3.50% 4/1/2028[2]		2,400	2,191
FirstEnergy Corp. 4.10% 5/15/2028[2]		425	401
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,234
FirstEnergy Corp. 2.25% 9/1/2030		13,707	10,904
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		12,178	11,355
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		4,000	3,498
Florida Power & Light Company 2.45% 2/3/2032		4,890	4,087
Florida Power & Light Company 2.875% 12/4/2051		9,334	6,305
Georgia Power Co. 3.70% 1/30/2050		275	206
Interchile SA 4.50% 6/30/2056[2]		465	385
Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]		10,190	9,649
Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]		340	299
ITC Holdings Corp. 3.35% 11/15/2027		1,118	1,031
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		525	425
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,093
Monongahela Power Co. 3.55% 5/15/2027[2]		1,700	1,600
NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027		2,772	2,457
Northern States Power Co. 4.50% 6/1/2052		3,328	3,035
Oncor Electric Delivery Company, LLC 4.15% 6/1/2032[2]		1,035	980
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[2]		975	958
Pacific Gas and Electric Co. 3.25% 6/15/2023		5,615	5,554
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,920
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	25,623
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	9,956
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,850	5,212
Pacific Gas and Electric Co. 3.30% 12/1/2027		12,289	10,865
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	11,621
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,278
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,299	32,078
Pacific Gas and Electric Co. 2.50% 2/1/2031		19,695	15,326
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,060
Pacific Gas and Electric Co. 3.30% 8/1/2040		8,898	6,055
Pacific Gas and Electric Co. 3.75% 8/15/2042		9,466	6,383
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	258
Pacific Gas and Electric Co. 3.50% 8/1/2050		6,836	4,272
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,456
Public Service Electric and Gas Co. 1.90% 8/15/2031		775	618
Public Service Electric and Gas Co. 3.10% 3/15/2032		7,500	6,577
Puget Energy, Inc. 3.65% 5/15/2025		300	286
Southern California Edison Co. 4.20% 3/1/2029		11,000	10,485
Southern California Edison Co. 2.85% 8/1/2029		8,200	7,144
Southern California Edison Co. 2.50% 6/1/2031		5,149	4,256

180	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.95% 11/1/2032	USD	1,100	$1,166
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,546
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,267
Southern California Edison Co. 5.625% 2/1/2036		7,051	6,888
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,774
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,188
Southern California Edison Co. 4.00% 4/1/2047		9,402	7,391
Southern California Edison Co. 4.125% 3/1/2048		5,765	4,628
Southern California Edison Co. 4.875% 3/1/2049		555	491
Southern California Edison Co. 3.65% 2/1/2050		8,086	5,943
Southern California Edison Co., Series C, 3.60% 2/1/2045		2,717	1,960
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,179
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,502
Union Electric Co. 2.15% 3/15/2032		3,175	2,518
Virginia Electric and Power Co. 2.30% 11/15/2031		2,425	1,958
Virginia Electric and Power Co. 2.40% 3/30/2032		5,345	4,333
WEC Energy Group, Inc. 2.20% 12/15/2028		1,575	1,336
Wisconsin Electric Power Co. 2.85% 12/1/2051		375	241
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	413
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	793
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,428
Xcel Energy, Inc. 1.75% 3/15/2027		5,660	4,966
Xcel Energy, Inc. 2.60% 12/1/2029		2,925	2,504
Xcel Energy, Inc. 2.35% 11/15/2031		9,059	7,263
Xcel Energy, Inc. 4.60% 6/1/2032		11,675	11,185
			451,359

Consumer discretionary 4.21%
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		335	277
Amazon.com, Inc. 3.30% 4/13/2027		1,760	1,673
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,321
Amazon.com, Inc. 3.45% 4/13/2029		1,305	1,222
Amazon.com, Inc. 3.60% 4/13/2032		6,830	6,271
Amazon.com, Inc. 2.875% 5/12/2041		650	488
Amazon.com, Inc. 3.10% 5/12/2051		9,380	6,727
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,362
Amazon.com, Inc. 3.25% 5/12/2061		4,100	2,828
Amazon.com, Inc. 4.10% 4/13/2062		470	391
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		255	207
Bath & Body Works, Inc. 6.875% 11/1/2035		740	659
Bayerische Motoren Werke AG 1.25% 8/12/2026[2]		100	88
Bayerische Motoren Werke AG 3.45% 4/1/2027[2]		1,075	1,016
Bayerische Motoren Werke AG 1.95% 8/12/2031[2]		620	486
Bayerische Motoren Werke AG 3.70% 4/1/2032[2]		1,350	1,210
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		3,015	2,898
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		4,950	4,597
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,750	1,680
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		4,140	3,875
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,975	3,348
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		9,625	7,486
DaimlerChrysler North America Holding Corp. 3.35% 2/22/2023[2]		2,000	1,993
DaimlerChrysler North America Holding Corp. 1.75% 3/10/2023[2]		8,000	7,953
Ford Motor Co. 2.90% 2/10/2029		1,065	852
Ford Motor Credit Company, LLC 5.125% 6/16/2025		3,870	3,729
Ford Motor Credit Company, LLC 4.271% 1/9/2027		18,542	16,803
Ford Motor Credit Company, LLC 4.125% 8/17/2027		39,080	35,066
Ford Motor Credit Company, LLC 3.815% 11/2/2027		3,790	3,337
Ford Motor Credit Company, LLC 7.35% 11/4/2027		6,289	6,460
Ford Motor Credit Company, LLC 5.113% 5/3/2029		4,205	3,817
General Motors Company 4.35% 4/9/2025		11,358	11,059

American Funds Insurance Series	181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.125% 10/1/2025	USD	23,743	$24,188
General Motors Company 5.40% 10/15/2029		781	747
General Motors Company 5.40% 4/1/2048		7,200	5,915
General Motors Financial Co. 3.25% 1/5/2023		964	964
General Motors Financial Co. 1.05% 3/8/2024		4,200	3,990
General Motors Financial Co. 1.50% 6/10/2026		6,712	5,837
General Motors Financial Co. 2.35% 2/26/2027		9,771	8,547
General Motors Financial Co. 2.40% 4/10/2028		13,909	11,722
General Motors Financial Co. 2.40% 10/15/2028		464	386
General Motors Financial Co. 3.60% 6/21/2030		465	392
General Motors Financial Co. 2.35% 1/8/2031		6,075	4,594
General Motors Financial Co. 2.70% 6/10/2031		5,495	4,223
Grand Canyon University 4.125% 10/1/2024		4,190	3,941
Home Depot, Inc. 2.95% 6/15/2029		6,081	5,515
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,747
Hyundai Capital America 2.375% 2/10/2023[2]		9,977	9,955
Hyundai Capital America 1.25% 9/18/2023[2]		3,150	3,054
Hyundai Capital America 0.875% 6/14/2024[2]		380	355
Hyundai Capital America 3.40% 6/20/2024[2]		8,180	7,899
Hyundai Capital America 1.00% 9/17/2024[2]		2,750	2,543
Hyundai Capital America 2.65% 2/10/2025[2]		12,372	11,645
Hyundai Capital America 1.80% 10/15/2025[2]		13,274	11,952
Hyundai Capital America 1.30% 1/8/2026[2]		6,000	5,254
Hyundai Capital America 1.50% 6/15/2026[2]		7,475	6,485
Hyundai Capital America 1.65% 9/17/2026[2]		7,275	6,403
Hyundai Capital America 3.00% 2/10/2027[2]		9,000	8,090
Hyundai Capital America 2.375% 10/15/2027[2]		7,543	6,465
Hyundai Capital America 1.80% 1/10/2028[2]		5,965	4,901
Hyundai Capital America 2.00% 6/15/2028[2]		5,775	4,714
Hyundai Capital America 2.10% 9/15/2028[2]		3,010	2,476
Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]		3,695	3,213
KIA Corp. 2.375% 2/14/2025[2]		1,580	1,467
Marriott International, Inc. 5.75% 5/1/2025		330	333
Marriott International, Inc. 3.125% 6/15/2026		410	384
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,418
Marriott International, Inc. 2.75% 10/15/2033		2,226	1,705
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,082
McDonald’s Corp. 4.60% 9/9/2032		1,765	1,731
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,082
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,224
McDonald’s Corp. 5.15% 9/9/2052		730	704
Meituan Dianping 3.05% 10/28/2030[2]		3,200	2,471
Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]		240	235
Nissan Motor Co., Ltd. 3.522% 9/17/2025[2]		800	744
Nissan Motor Co., Ltd. 2.00% 3/9/2026[2]		12,000	10,333
Nissan Motor Co., Ltd. 2.75% 3/9/2028[2]		11,200	9,089
Nissan Motor Co., Ltd. 4.81% 9/17/2030[2]		16,083	13,685
Sands China, Ltd. 2.80% 3/8/2027[1]		2,368	2,031
Starbucks Corp. 3.75% 12/1/2047		3,785	2,891
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		6,921	5,948
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		825	818
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		6,554	5,016
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		12,065	11,946
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,505
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		15,000	14,858
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]		546	523
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]		2,636	2,520

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]	USD	2,550	$2,139
Wyndham Destinations, Inc. 6.625% 7/31/2026[2]		675	662
Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]		410	352
			430,187

Health care 3.84%
AbbVie, Inc. 3.20% 11/21/2029		8,482	7,666
AbbVie, Inc. 4.25% 11/21/2049		8	7
Amgen, Inc. 3.00% 2/22/2029		325	288
Amgen, Inc. 4.05% 8/18/2029		8,400	7,869
Amgen, Inc. 2.45% 2/21/2030		5,131	4,329
Amgen, Inc. 4.20% 3/1/2033		9,522	8,839
Amgen, Inc. 4.875% 3/1/2053		4,975	4,440
Amgen, Inc. 4.40% 2/22/2062		196	156
Anthem, Inc. 2.375% 1/15/2025		1,534	1,457
Anthem, Inc. 4.10% 5/15/2032		8,711	8,128
Anthem, Inc. 4.55% 5/15/2052		1,721	1,504
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,429	1,229
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,087	1,741
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,694
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		830	529
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,113
Bayer US Finance II, LLC 4.25% 12/15/2025[2]		17,570	17,043
Becton, Dickinson and Company 4.298% 8/22/2032		545	512
Centene Corp. 4.25% 12/15/2027		14,860	13,969
Centene Corp. 2.45% 7/15/2028		12,410	10,499
Centene Corp. 4.625% 12/15/2029		14,945	13,691
Centene Corp. 3.375% 2/15/2030		15,718	13,323
Centene Corp. 2.50% 3/1/2031		8,550	6,707
Centene Corp. 2.625% 8/1/2031		2,510	1,977
Danaher Corp. 2.80% 12/10/2051		1,090	725
Eli Lilly and Company 3.375% 3/15/2029		1,255	1,177
GE Healthcare Holding, LLC 5.65% 11/15/2027[2]		4,895	4,961
GE Healthcare Holding, LLC 5.857% 3/15/2030[2]		1,145	1,175
GE Healthcare Holding, LLC 5.905% 11/22/2032[2]		8,640	8,980
GE Healthcare Holding, LLC 6.377% 11/22/2052[2]		375	401
Gilead Sciences, Inc. 1.65% 10/1/2030		1,570	1,249
HCA, Inc. 3.125% 3/15/2027[2]		755	688
HCA, Inc. 2.375% 7/15/2031		2,318	1,810
HCA, Inc. 3.625% 3/15/2032[2]		5,000	4,244
HCA, Inc. 4.625% 3/15/2052[2]		390	305
Johnson & Johnson 0.95% 9/1/2027		12,753	11,001
Johnson & Johnson 2.10% 9/1/2040		825	571
Johnson & Johnson 2.25% 9/1/2050		1,933	1,205
Laboratory Corporation of America Holdings 1.55% 6/1/2026		1,058	938
Laboratory Corporation of America Holdings 4.70% 2/1/2045		4,160	3,584
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,747
Merck & Co., Inc. 2.75% 12/10/2051		808	544
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,918	1,486
Roche Holdings, Inc. 1.93% 12/13/2028[2]		7,845	6,720
Roche Holdings, Inc. 2.076% 12/13/2031[2]		12,562	10,254
Roche Holdings, Inc. 2.607% 12/13/2051[2]		645	421
Shire PLC 3.20% 9/23/2026		13,588	12,762
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		45,000	44,821
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		68,853	60,352
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		26,824	26,215
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		46,666	28,634
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,294
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,184	1,147
UnitedHealth Group, Inc. 4.00% 5/15/2029		2,231	2,136

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 2.00% 5/15/2030	USD	855	$707
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,169	3,018
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	982
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	834
UnitedHealth Group, Inc. 3.25% 5/15/2051		927	668
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,400	1,300
UnitedHealth Group, Inc. 4.95% 5/15/2062		294	277
UnitedHealth Group, Inc. 6.05% 2/15/2063		230	251
Zoetis, Inc. 5.60% 11/16/2032		2,850	2,964
			392,258

Communication services 3.31%
AT&T, Inc. 1.70% 3/25/2026		19,000	17,145
AT&T, Inc. 1.65% 2/1/2028		4,700	3,977
AT&T, Inc. 4.30% 2/15/2030		15,940	15,047
AT&T, Inc. 2.55% 12/1/2033		15,003	11,574
AT&T, Inc. 3.50% 9/15/2053		19,935	13,545
CCO Holdings, LLC 4.75% 2/1/2032[2]		1,265	1,028
CCO Holdings, LLC 4.25% 1/15/2034[2]		3,875	2,867
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[2]		4,800	4,484
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029		1,351	1,090
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		8,212	6,412
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033		2,642	2,268
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048		5,000	4,114
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053		1,240	962
CenturyLink, Inc. 4.00% 2/15/2027[2]		10,381	8,821
Comcast Corp. 3.15% 2/15/2028		7,200	6,660
Comcast Corp. 4.00% 3/1/2048		5,000	4,033
Meta Platforms, Inc. 4.45% 8/15/2052		3,775	3,019
Netflix, Inc. 4.875% 4/15/2028		23,259	22,511
Netflix, Inc. 5.875% 11/15/2028		29,196	29,664
Netflix, Inc. 6.375% 5/15/2029		5,078	5,235
Netflix, Inc. 5.375% 11/15/2029[2]		15,350	14,917
Netflix, Inc. 4.875% 6/15/2030[2]		18,215	17,018
News Corp. 5.125% 2/15/2032[2]		1,300	1,185
SBA Tower Trust 1.631% 11/15/2026[2]		6,741	5,735
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		675	589
Sprint Corp. 7.625% 2/15/2025		6,665	6,895
Tencent Holdings, Ltd. 2.39% 6/3/2030[2]		10,000	8,153
T-Mobile US, Inc. 3.50% 4/15/2025		3,275	3,152
T-Mobile US, Inc. 2.25% 2/15/2026		2,388	2,177
T-Mobile US, Inc. 2.625% 4/15/2026		9,691	8,899
T-Mobile US, Inc. 3.75% 4/15/2027		5,000	4,717
T-Mobile US, Inc. 2.625% 2/15/2029		3,117	2,643
T-Mobile US, Inc. 2.40% 3/15/2029		1,224	1,035
T-Mobile US, Inc. 3.875% 4/15/2030		4,500	4,087
T-Mobile US, Inc. 2.875% 2/15/2031		17,956	14,862
T-Mobile US, Inc. 3.00% 2/15/2041		2,100	1,490
T-Mobile US, Inc. 3.40% 10/15/2052		12,280	8,307
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,483
Verizon Communications, Inc. 1.75% 1/20/2031		15,450	12,023
Verizon Communications, Inc. 2.55% 3/21/2031		7,535	6,215
Verizon Communications, Inc. 2.355% 3/15/2032		2,815	2,239
Verizon Communications, Inc. 3.40% 3/22/2041		2,050	1,549
Verizon Communications, Inc. 2.875% 11/20/2050		3,000	1,894
Verizon Communications, Inc. 3.55% 3/22/2051		1,975	1,416
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,408
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,340
WarnerMedia Holdings, Inc. 3.428% 3/15/2024[2]		6,552	6,364
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[2]		3,056	2,909

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[2]	USD	9,501	$8,569
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[2]		1,316	1,141
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[2]		4,932	4,075
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[2]		3,147	2,419
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[2]		10,630	7,769
WarnerMedia Holdings, Inc. 5.391% 3/15/2062[2]		2,802	2,057
ZipRecruiter, Inc. 5.00% 1/15/2030[2]		1,500	1,239
			338,426

Industrials 3.13%
ADT Security Corp. 4.125% 8/1/2029[2]		510	434
Air Lease Corp. 0.80% 8/18/2024		3,175	2,926
Air Lease Corp. 2.875% 1/15/2026		10,172	9,423
Air Lease Corp. 2.20% 1/15/2027		4,341	3,789
Air Lease Corp. 2.10% 9/1/2028		2,450	2,000
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		12,514	11,987
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]		8,333	7,181
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		3,302	2,997
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]		8,000	6,857
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]		2,142	1,715
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]		1,680	1,590
Boeing Company 4.508% 5/1/2023		11,358	11,338
Boeing Company 1.95% 2/1/2024		5,646	5,441
Boeing Company 2.80% 3/1/2024		500	485
Boeing Company 4.875% 5/1/2025		32,512	32,292
Boeing Company 2.75% 2/1/2026		18,384	17,057
Boeing Company 2.196% 2/4/2026		18,411	16,748
Boeing Company 3.10% 5/1/2026		649	611
Boeing Company 2.70% 2/1/2027		6,473	5,852
Boeing Company 5.04% 5/1/2027		14,350	14,215
Boeing Company 3.25% 2/1/2028		11,379	10,353
Boeing Company 3.25% 3/1/2028		1,925	1,724
Boeing Company 5.15% 5/1/2030		42,874	41,935
Boeing Company 3.625% 2/1/2031		1,602	1,408
Boeing Company 3.90% 5/1/2049		1,411	997
Boeing Company 5.805% 5/1/2050		4,122	3,843
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,982	1,769
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		3,131	2,602
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		1,677	1,271
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		3,111	2,106
Carrier Global Corp. 3.377% 4/5/2040		15,000	11,443
CSX Corp. 4.10% 11/15/2032		8,010	7,534
CSX Corp. 4.50% 11/15/2052		6,670	5,828
Dun & Bradstreet Corp. 5.00% 12/15/2029[2]		2,798	2,398
Eaton Corp. 4.15% 3/15/2033		1,518	1,416
Eaton Corp. 4.70% 8/23/2052		535	487
General Dynamics Corp. 3.625% 4/1/2030		675	629
Mexico City Airport Trust 5.50% 10/31/2046		1,959	1,512
Mexico City Airport Trust 5.50% 7/31/2047		5,909	4,564
Mexico City Airport Trust 5.50% 7/31/2047[2]		1,132	874
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]		2,690	2,441
Norfolk Southern Corp. 4.55% 6/1/2053		1,188	1,039
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,021
Raytheon Technologies Corp. 1.90% 9/1/2031		3,087	2,431
Raytheon Technologies Corp. 2.375% 3/15/2032		1,321	1,073
Raytheon Technologies Corp. 2.82% 9/1/2051		665	434
Raytheon Technologies Corp. 3.03% 3/15/2052		1,190	812
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,309
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		503	530

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[2]	USD	2,550	$1,962
Triton Container International, Ltd. 1.15% 6/7/2024[2]		1,609	1,489
Triton Container International, Ltd. 3.15% 6/15/2031[2]		2,482	1,934
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,002
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,820
Union Pacific Corp. 2.375% 5/20/2031		3,938	3,326
Union Pacific Corp. 2.80% 2/14/2032		6,734	5,832
Union Pacific Corp. 3.375% 2/14/2042		530	424
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,078
Union Pacific Corp. 2.95% 3/10/2052		1,405	957
United Rentals, Inc. 5.50% 5/15/2027		2,500	2,472
United Technologies Corp. 3.125% 5/4/2027		4,551	4,245
United Technologies Corp. 4.125% 11/16/2028		4,974	4,771
Waste Management, Inc. 4.15% 4/15/2032		2,155	2,057
			320,090

Energy 2.54%
Antero Resources Corp. 5.375% 3/1/2030[2]		280	260
Apache Corp. 4.625% 11/15/2025		645	624
Apache Corp. 4.25% 1/15/2030		2,465	2,186
Apache Corp. 5.35% 7/1/2049		800	648
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,020
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	702
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,151	1,086
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,756
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,032
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,378
Cenovus Energy, Inc. 5.25% 6/15/2037		770	704
Cenovus Energy, Inc. 5.40% 6/15/2047		14,816	13,323
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	746
Chevron Corp. 2.954% 5/16/2026		3,365	3,196
Chevron Corp. 3.078% 5/11/2050		692	500
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,850
DT Midstream, Inc. 4.125% 6/15/2029[2]		555	478
Ecopetrol SA 5.875% 5/28/2045		452	316
Enbridge, Inc. 4.00% 10/1/2023		1,500	1,488
Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]		7,850	6,682
Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2049)[1]		500	373
EQT Corp. 5.70% 4/1/2028		1,223	1,218
EQT Corp. 7.25% 2/1/2030[1]		7,500	7,791
Equinor ASA 3.625% 9/10/2028		4,928	4,673
Equinor ASA 3.125% 4/6/2030		20,000	18,004
Equinor ASA 3.25% 11/18/2049		5,687	4,159
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,417
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	911
Occidental Petroleum Corp. 8.875% 7/15/2030		630	712
Odebrecht Drilling Norbe 7.35% PIK 12/1/2026[2,4]		40	22
Odebrecht Drilling Norbe 0% perpetual bonds[2]		1,150	3
Oleoducto Central SA 4.00% 7/14/2027[2]		1,715	1,516
Oleoducto Central SA 4.00% 7/14/2027		350	309
Petróleos Mexicanos 3.50% 1/30/2023		1,500	1,496
Petróleos Mexicanos 6.875% 10/16/2025		5,000	4,903
Petróleos Mexicanos 6.875% 8/4/2026		24,876	23,550
Petróleos Mexicanos 6.49% 1/23/2027		20,653	18,867
Petróleos Mexicanos 6.50% 3/13/2027		31,829	29,102
Petróleos Mexicanos 6.50% 1/23/2029		3,139	2,694
Petróleos Mexicanos 8.75% 6/2/2029		5,805	5,451
Petróleos Mexicanos 6.70% 2/16/2032		14,854	11,693

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Qatar Petroleum 2.25% 7/12/2031[2]	USD	22,020	$18,281
Qatar Petroleum 3.125% 7/12/2041[2]		7,310	5,644
Qatar Petroleum 3.30% 7/12/2051[2]		2,185	1,619
SA Global Sukuk, Ltd. 1.602% 6/17/2026[2]		7,645	6,842
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		5,148	5,152
Shell International Finance BV 3.875% 11/13/2028		9,410	9,081
Shell International Finance BV 2.75% 4/6/2030		1,186	1,043
Southwestern Energy Co. 5.95% 1/23/2025[1]		495	487
Total Capital Canada, Ltd. 2.75% 7/15/2023		2,140	2,113
Total Capital International 3.455% 2/19/2029		885	822
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		1,578	1,449
Western Midstream Operating, LP 3.35% 2/1/2025[1]		2,782	2,637
Western Midstream Operating, LP 4.30% 2/1/2030[1]		2,202	1,927
Western Midstream Operating, LP 5.50% 2/1/2050[1]		3,079	2,542
Williams Partners, LP 4.50% 11/15/2023		500	497
Williams Partners, LP 4.30% 3/4/2024		595	588
			259,563

Consumer staples 1.83%
7-Eleven, Inc. 1.80% 2/10/2031[2]		4,676	3,582
7-Eleven, Inc. 2.80% 2/10/2051[2]		5,000	3,082
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,494
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,196
Altria Group, Inc. 5.95% 2/14/2049		8,434	7,539
Anheuser-Busch InBev NV 4.75% 1/23/2029		7,500	7,419
Anheuser-Busch InBev NV 5.55% 1/23/2049		5,000	4,971
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,355	1,192
British American Tobacco International Finance PLC 3.95% 6/15/2025[2]		16,879	16,226
British American Tobacco International Finance PLC 1.668% 3/25/2026		4,070	3,611
British American Tobacco PLC 3.557% 8/15/2027		9,561	8,750
British American Tobacco PLC 4.448% 3/16/2028		3,065	2,844
British American Tobacco PLC 2.259% 3/25/2028		4,348	3,616
British American Tobacco PLC 4.742% 3/16/2032		2,675	2,381
British American Tobacco PLC 4.39% 8/15/2037		1,500	1,171
British American Tobacco PLC 4.54% 8/15/2047		13,490	9,582
British American Tobacco PLC 4.758% 9/6/2049		21,450	15,620
British American Tobacco PLC 5.65% 3/16/2052		430	356
Conagra Brands, Inc. 5.30% 11/1/2038		436	412
Conagra Brands, Inc. 5.40% 11/1/2048		57	53
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,035
Constellation Brands, Inc. 4.35% 5/9/2027		890	868
Constellation Brands, Inc. 2.875% 5/1/2030		620	529
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,185
Constellation Brands, Inc. 4.75% 5/9/2032		2,284	2,205
Imperial Tobacco Finance PLC 6.125% 7/27/2027[2]		1,810	1,804
JBS USA Lux SA 2.50% 1/15/2027[2]		3,880	3,399
JBS USA Lux SA 3.00% 2/2/2029[2]		2,709	2,248
JBS USA Lux SA 5.50% 1/15/2030[2]		435	415
JBS USA Lux SA 3.625% 1/15/2032[2]		1,430	1,160
JBS USA Lux SA 3.00% 5/15/2032[2]		3,430	2,635
JBS USA Lux SA 5.75% 4/1/2033[2]		7,368	7,046
Kraft Heinz Company 5.50% 6/1/2050		2,725	2,619
PepsiCo, Inc. 1.95% 10/21/2031		6,979	5,658
Philip Morris International, Inc. 5.00% 11/17/2025		6,555	6,592
Philip Morris International, Inc. 5.125% 11/17/2027		4,898	4,942
Philip Morris International, Inc. 5.625% 11/17/2029		4,309	4,382
Philip Morris International, Inc. 5.75% 11/17/2032		6,327	6,470
Philip Morris International, Inc. 4.125% 3/4/2043		4,117	3,270
Philip Morris International, Inc. 4.875% 11/15/2043		5,433	4,774
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		3,110	2,590

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD	685	$507
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,267
Reynolds American, Inc. 5.85% 8/15/2045		1,688	1,445
Wal-Mart Stores, Inc. 4.15% 9/9/2032		570	557
Wal-Mart Stores, Inc. 4.50% 9/9/2052		480	460
			187,159

Information technology 0.82%
Analog Devices, Inc. 2.80% 10/1/2041		521	383
Apple, Inc. 2.70% 8/5/2051		7,080	4,701
Apple, Inc. 3.95% 8/8/2052		1,805	1,544
Block, Inc. 2.75% 6/1/2026		1,975	1,767
Block, Inc. 3.50% 6/1/2031		825	659
Broadcom Corp. 3.875% 1/15/2027		7,027	6,657
Broadcom, Inc. 4.00% 4/15/2029[2]		1,470	1,338
Broadcom, Inc. 4.15% 4/15/2032[2]		2,270	1,999
Broadcom, Inc. 3.469% 4/15/2034[2]		33,872	27,121
Broadcom, Inc. 3.137% 11/15/2035[2]		2,149	1,587
Broadcom, Inc. 3.187% 11/15/2036[2]		4,803	3,465
Broadcom, Inc. 4.926% 5/15/2037[2]		4,049	3,547
Global Payments, Inc. 2.90% 11/15/2031		1,005	795
Oracle Corp. 1.65% 3/25/2026		4,867	4,363
Oracle Corp. 2.30% 3/25/2028		6,875	5,967
Oracle Corp. 2.875% 3/25/2031		3,345	2,782
Oracle Corp. 3.95% 3/25/2051		4,869	3,490
PayPal Holdings, Inc. 5.05% 6/1/2052		3,775	3,439
salesforce.com, inc. 1.95% 7/15/2031		3,775	3,019
salesforce.com, inc. 2.70% 7/15/2041		875	628
salesforce.com, inc. 2.90% 7/15/2051		5,140	3,393
salesforce.com, inc. 3.05% 7/15/2061		265	170
VeriSign, Inc. 2.70% 6/15/2031		1,494	1,220
			84,034

Real estate 0.70%
American Tower Corp. 1.45% 9/15/2026		657	574
American Tower Corp. 3.65% 3/15/2027		2,291	2,143
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[2]		395	318
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	876
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,161
Corporate Office Properties, LP 2.90% 12/1/2033		564	402
Equinix, Inc. 2.90% 11/18/2026		3,287	3,009
Equinix, Inc. 3.20% 11/18/2029		3,846	3,356
Equinix, Inc. 2.50% 5/15/2031		7,760	6,254
Equinix, Inc. 3.90% 4/15/2032		1,155	1,029
Equinix, Inc. 3.40% 2/15/2052		1,201	823
Extra Space Storage, Inc. 2.35% 3/15/2032		698	530
FibraSOMA 4.375% 7/22/2031[2]		1,475	1,105
Hospitality Properties Trust 4.50% 3/15/2025		855	739
Hospitality Properties Trust 3.95% 1/15/2028		1,710	1,217
Howard Hughes Corp. 4.375% 2/1/2031[2]		675	547
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	636
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,048	1,518
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		660	483
Iron Mountain, Inc. 4.875% 9/15/2027[2]		1,605	1,479
Iron Mountain, Inc. 5.25% 3/15/2028[2]		3,500	3,226
Iron Mountain, Inc. 5.25% 7/15/2030[2]		675	588
Omega Healthcare Investors, Inc. 4.375% 8/1/2023		186	185
Piedmont Operating Partnership, LP 4.45% 3/15/2024		1,000	983
Public Storage 1.95% 11/9/2028		993	849
Public Storage 2.30% 5/1/2031		3,195	2,601

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Scentre Group 3.50% 2/12/2025[2]	USD	4,565	$4,372
Sun Communities Operating, LP 2.30% 11/1/2028		1,026	856
Sun Communities Operating, LP 2.70% 7/15/2031		3,877	3,070
VICI Properties, LP 4.375% 5/15/2025		670	652
VICI Properties, LP 4.75% 2/15/2028		6,844	6,505
VICI Properties, LP 4.95% 2/15/2030		5,515	5,257
VICI Properties, LP 4.125% 8/15/2030[2]		425	373
VICI Properties, LP 5.125% 5/15/2032		11,766	10,917
VICI Properties, LP 5.625% 5/15/2052		2,695	2,388
			71,021

Materials 0.13%
Air Products and Chemicals, Inc. 2.70% 5/15/2040		2,911	2,178
Celanese US Holdings, LLC 6.05% 3/15/2025		195	194
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,840
Celanese US Holdings, LLC 6.33% 7/15/2029		775	755
Celanese US Holdings, LLC 6.379% 7/15/2032		2,055	1,960
Glencore Funding, LLC 2.625% 9/23/2031[2]		790	631
Glencore Funding, LLC 3.375% 9/23/2051[2]		370	242
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		3,536	2,813
Methanex Corp. 5.125% 10/15/2027		510	474
Nova Chemicals Corp. 4.25% 5/15/2029[2]		425	348
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,384	1,188
			13,623

Municipals 0.01%
Aeropuerto International de Tocume SA 4.00% 8/11/2041[2]		730	603
Aeropuerto International de Tocume SA 5.125% 8/11/2061[2]		565	464
			1,067

Total corporate bonds, notes & loans			3,535,583

U.S. Treasury bonds & notes 27.43%
U.S. Treasury 14.76%
U.S. Treasury 0.125% 5/31/2023		39,035	38,325
U.S. Treasury 2.25% 12/31/2023		24,768	24,174
U.S. Treasury 1.50% 2/29/2024		9,807	9,455
U.S. Treasury 2.50% 4/30/2024		22,390	21,755
U.S. Treasury 0.375% 9/15/2024		15,740	14,672
U.S. Treasury 4.50% 11/30/2024		38,095	38,103
U.S. Treasury 3.00% 7/15/2025		97,643	94,593
U.S. Treasury 4.00% 12/15/2025		67,475	67,053
U.S. Treasury 0.375% 12/31/2025		44,080	39,409
U.S. Treasury 0.375% 1/31/2026		40,000	35,602
U.S. Treasury 0.75% 5/31/2026		20,625	18,401
U.S. Treasury 0.75% 8/31/2026		26,766	23,705
U.S. Treasury 1.375% 8/31/2026		45,000	40,809
U.S. Treasury 0.50% 4/30/2027		45,625	39,295
U.S. Treasury 2.75% 4/30/2027		11,500	10,903
U.S. Treasury 2.25% 11/15/2027[5]		105,830	97,546
U.S. Treasury 6.125% 11/15/2027		24,000	26,188
U.S. Treasury 3.875% 11/30/2027		46,272	46,021
U.S. Treasury 1.25% 5/31/2028		21,480	18,605
U.S. Treasury 3.875% 11/30/2029		149	148
U.S. Treasury 3.875% 12/31/2029		5,750	5,710
U.S. Treasury 1.625% 5/15/2031		1,630	1,372
U.S. Treasury 4.125% 11/15/2032		15,000	15,299
U.S. Treasury 4.25% 5/15/2039		106,700	110,123
U.S. Treasury 1.125% 5/15/2040		124,213	77,947
U.S. Treasury 1.375% 11/15/2040		40,000	26,058
U.S. Treasury 1.875% 2/15/2041		46,900	33,221

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 11/15/2041	USD	247		$177
U.S. Treasury 2.375% 2/15/2042		3,271		2,500
U.S. Treasury 4.00% 11/15/2042		766		751
U.S. Treasury 3.00% 2/15/2049		123,340		102,162
U.S. Treasury 1.25% 5/15/2050		21,285		11,514
U.S. Treasury 2.00% 8/15/2051		1,587		1,044
U.S. Treasury 1.875% 11/15/2051		4,670		2,974
U.S. Treasury 3.00% 8/15/2052[5]		493,436		409,137
U.S. Treasury 4.00% 11/15/2052		3,800		3,820
				1,508,571

U.S. Treasury inflation-protected securities 12.67%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[6]		206,245		205,862
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[6]		85,927		85,102
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[6]		6,574		6,498
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[6]		255,440		250,190
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		29,208		28,425
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]		250,395		242,546
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[6]		57,910		55,812
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[6]		26,921		25,840
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		28,626		27,283
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		71,002		68,225
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[6]		3,300		3,168
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		13,368		12,538
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		66,635		62,091
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[6]		85,852		80,941
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]		21,184		21,157
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[5,6]		90,600		85,240
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]		20,209		17,930
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		13,385		11,811
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		6,118		3,947
				1,294,606

Total U.S. Treasury bonds & notes				2,803,177

Mortgage-backed obligations 25.81%
Federal agency mortgage-backed obligations 23.23%
Fannie Mae Pool #254764 5.50% 6/1/2023[7]		—	[8]	—	[8]
Fannie Mae Pool #AB1068 4.50% 5/1/2025[7]		37		37
Fannie Mae Pool #256133 4.50% 1/1/2026[7]		32		31
Fannie Mae Pool #AR3058 3.00% 1/1/2028[7]		75		72
Fannie Mae Pool #AS8018 3.00% 9/1/2031[7]		44		42
Fannie Mae Pool #BM4741 3.00% 4/1/2032[7]		28		27
Fannie Mae Pool #913966 6.00% 2/1/2037[7]		34		36
Fannie Mae Pool #945680 6.00% 9/1/2037[7]		426		444
Fannie Mae Pool #924866 2.765% 10/1/2037[3,7]		419		410
Fannie Mae Pool #988588 5.50% 8/1/2038[7]		185		192
Fannie Mae Pool #889982 5.50% 11/1/2038[7]		919		953
Fannie Mae Pool #AB1297 5.00% 8/1/2040[7]		191		194
Fannie Mae Pool #AH8144 5.00% 4/1/2041[7]		805		810
Fannie Mae Pool #AH9479 5.00% 4/1/2041[7]		754		764
Fannie Mae Pool #AI1862 5.00% 5/1/2041[7]		952		963
Fannie Mae Pool #AI3510 5.00% 6/1/2041[7]		524		530
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[7]		444		452
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[7]		321		325
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		9,994		8,437
Fannie Mae Pool #MA4540 2.00% 2/1/2042[7]		2,628		2,218
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[7]		42		40
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		2,819		2,610
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		896		833
Fannie Mae Pool #BD1968 4.00% 7/1/2046[7]		792		757

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD5477 4.00% 7/1/2046[7]	USD	137	$132
Fannie Mae Pool #BE0592 4.00% 11/1/2046[7]		313	295
Fannie Mae Pool #MA3058 4.00% 7/1/2047[7]		42	40
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		4,696	4,364
Fannie Mae Pool #CA0706 4.00% 11/1/2047[7]		91	87
Fannie Mae Pool #BM4413 4.50% 12/1/2047[7]		2,854	2,812
Fannie Mae Pool #CA1189 3.50% 2/1/2048[7]		1,384	1,285
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[7]		16	16
Fannie Mae Pool #BF0293 3.00% 7/1/2048[7]		6,893	6,129
Fannie Mae Pool #BF0318 3.50% 8/1/2048[7]		5,642	5,198
Fannie Mae Pool #FM4891 3.50% 10/1/2048[7]		20,838	19,368
Fannie Mae Pool #BM4676 4.00% 10/1/2048[7]		13	12
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		738	684
Fannie Mae Pool #CA3807 3.00% 7/1/2049[7]		1,416	1,267
Fannie Mae Pool #CA3806 3.00% 7/1/2049[7]		913	818
Fannie Mae Pool #FM1262 4.00% 7/1/2049[7]		22,731	21,695
Fannie Mae Pool #FM0007 3.50% 9/1/2049[7]		15,691	14,461
Fannie Mae Pool #FM1589 3.50% 9/1/2049[7]		4,398	4,048
Fannie Mae Pool #FM1954 3.50% 11/1/2049[7]		6,796	6,252
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		6,170	5,302
Fannie Mae Pool #FM5507 3.00% 7/1/2050[7]		18,556	16,591
Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]		6,665	5,981
Fannie Mae Pool #BP6715 2.00% 9/1/2050[7]		1	1
Fannie Mae Pool #CA7028 2.50% 9/1/2050[7]		1,108	957
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[7]		1,935	1,646
Fannie Mae Pool #CA7257 2.50% 10/1/2050[7]		314	270
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		7,463	6,437
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		18,989	17,095
Fannie Mae Pool #MA4208 2.00% 12/1/2050[7]		12,762	10,450
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		6,306	5,420
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		21,666	17,724
Fannie Mae Pool #MA4305 2.00% 4/1/2051[7]		33	27
Fannie Mae Pool #BR1035 2.00% 5/1/2051[7]		20	16
Fannie Mae Pool #FM7510 3.00% 6/1/2051[7]		242	213
Fannie Mae Pool #FM7900 2.50% 7/1/2051[7]		533	457
Fannie Mae Pool #FM8442 2.50% 8/1/2051[7]		9,106	7,723
Fannie Mae Pool #CB1527 2.50% 9/1/2051[7]		1,264	1,074
Fannie Mae Pool #FS0965 2.00% 11/1/2051[7]		156	128
Fannie Mae Pool #CB2402 2.50% 12/1/2051[7]		4,932	4,181
Fannie Mae Pool #FM9846 2.50% 12/1/2051[7]		569	483
Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]		27	25
Fannie Mae Pool #FS2776 2.50% 1/1/2052[7]		3,264	2,769
Fannie Mae Pool #CB2765 2.00% 2/1/2052[7]		6,870	5,649
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		41,218	36,792
Fannie Mae Pool #CB3744 2.50% 3/1/2052[7]		1,000	848
Fannie Mae Pool #CB3170 3.00% 3/1/2052[7]		392	345
Fannie Mae Pool #BV7773 2.50% 4/1/2052[7]		9,356	7,942
Fannie Mae Pool #BV5370 2.50% 4/1/2052[7]		8,486	7,196
Fannie Mae Pool #BV2994 2.50% 4/1/2052[7]		3,401	2,887
Fannie Mae Pool #MA4578 2.50% 4/1/2052[7]		780	662
Fannie Mae Pool #BV7521 2.50% 5/1/2052[7]		1,000	848
Fannie Mae Pool #CB3495 3.00% 5/1/2052[7]		1,174	1,031
Fannie Mae Pool #MA4599 3.00% 5/1/2052[7]		500	439
Fannie Mae Pool #BV9975 2.50% 6/1/2052[7]		3,301	2,802
Fannie Mae Pool #BV2452 3.00% 6/1/2052[7]		739	649
Fannie Mae Pool #CB4159 4.00% 7/1/2052[7]		1,689	1,586
Fannie Mae Pool #BW1001 4.50% 7/1/2052[7]		675	651
Fannie Mae Pool #BV2562 4.50% 7/1/2052[7]		522	503
Fannie Mae Pool #MA4699 3.50% 8/1/2052[7]		900	819
Fannie Mae Pool #MA4700 4.00% 8/1/2052[7]		2,823	2,651
Fannie Mae Pool #BV8024 4.00% 8/1/2052[7]		2,138	2,008

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW9409 4.50% 8/1/2052[7]	USD	1,998		$1,925
Fannie Mae Pool #BW5751 4.50% 8/1/2052[7]		1,983		1,910
Fannie Mae Pool #BW2284 4.50% 8/1/2052[7]		1,944		1,873
Fannie Mae Pool #BW6191 4.50% 8/1/2052[7]		999		965
Fannie Mae Pool #BW7611 4.50% 8/1/2052[7]		974		938
Fannie Mae Pool #BW8077 4.50% 8/1/2052[7]		90		86
Fannie Mae Pool #MA4732 4.00% 9/1/2052[7]		9,060		8,508
Fannie Mae Pool #BW7326 4.00% 9/1/2052[7]		1,831		1,720
Fannie Mae Pool #BW9348 4.00% 9/1/2052[7]		1,588		1,491
Fannie Mae Pool #BW8103 4.00% 9/1/2052[7]		1,504		1,412
Fannie Mae Pool #BV0952 4.50% 9/1/2052[7]		4,153		4,001
Fannie Mae Pool #BW3812 4.50% 9/1/2052[7]		3,994		3,848
Fannie Mae Pool #BW9386 4.50% 9/1/2052[7]		2,996		2,888
Fannie Mae Pool #BV0957 4.50% 9/1/2052[7]		2,996		2,887
Fannie Mae Pool #BW8692 4.50% 9/1/2052[7]		999		963
Fannie Mae Pool #BW9180 4.50% 9/1/2052[7]		420		405
Fannie Mae Pool #BW8497 4.50% 9/1/2052[7]		65		63
Fannie Mae Pool #BW7702 4.50% 9/1/2052[7]		42		40
Fannie Mae Pool #MA4761 5.00% 9/1/2052[7]		36,426		35,956
Fannie Mae Pool #BW1295 3.50% 10/1/2052[7]		574		522
Fannie Mae Pool #BW8980 4.00% 10/1/2052[7]		5,933		5,571
Fannie Mae Pool #BW1210 4.00% 10/1/2052[7]		4,482		4,208
Fannie Mae Pool #BW7356 4.00% 10/1/2052[7]		3,728		3,500
Fannie Mae Pool #BX0509 4.00% 10/1/2052[7]		1,604		1,506
Fannie Mae Pool #CB4794 4.50% 10/1/2052[7]		15,949		15,370
Fannie Mae Pool #MA4784 4.50% 10/1/2052[7]		10,684		10,294
Fannie Mae Pool #BW8745 4.50% 10/1/2052[7]		4,974		4,792
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		2,995		2,885
Fannie Mae Pool #BW7795 4.50% 10/1/2052[7]		496		478
Fannie Mae Pool #BW8592 4.50% 10/1/2052[7]		149		143
Fannie Mae Pool #MA4820 6.50% 10/1/2052[7]		294		303
Fannie Mae Pool #MA4854 2.50% 11/1/2052[7]		902		765
Fannie Mae Pool #MA4803 3.50% 11/1/2052[7]		7,069		6,431
Fannie Mae Pool #MA4804 4.00% 11/1/2052[7]		9,106		8,550
Fannie Mae Pool #BW1310 4.00% 11/1/2052[7]		1,677		1,574
Fannie Mae Pool #BX1042 4.50% 11/1/2052[7]		548		528
Fannie Mae Pool #BX1516 4.50% 11/1/2052[7]		542		523
Fannie Mae Pool #BX1035 4.50% 11/1/2052[7]		308		297
Fannie Mae Pool #BX3075 4.50% 11/1/2052[7]		291		280
Fannie Mae Pool #BX2558 4.50% 11/1/2052[7]		62		60
Fannie Mae Pool #MA4805 4.50% 11/1/2052[7]		36		35
Fannie Mae Pool #BW1380 4.50% 12/1/2052[7]		13,486		12,993
Fannie Mae Pool #MA4840 4.50% 12/1/2052[7]		4,721		4,549
Fannie Mae Pool #MA4841 5.00% 12/1/2052[7]		4,013		3,961
Fannie Mae Pool #MA4877 6.50% 12/1/2052[7]		58,203		59,707
Fannie Mae Pool #BX4022 6.50% 12/1/2052[7]		200		205
Fannie Mae Pool #MA4868 5.00% 1/1/2053[7]		8,583		8,472
Fannie Mae Pool #MA4895 6.50% 1/1/2053[7]		4,225		4,335
Fannie Mae Pool #BF0145 3.50% 3/1/2057[7]		11,899		10,887
Fannie Mae Pool #BF0264 3.50% 5/1/2058[7]		9,059		8,322
Fannie Mae Pool #BF0332 3.00% 1/1/2059[7]		19,463		17,158
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		22,447		19,666
Fannie Mae Pool #BF0585 4.50% 12/1/2061[7]		1,326		1,293
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,7]		—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[7]		7		7
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		17		19
Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/2042[3,7]		21		21
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[7]		113		108
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[7]		2,445		2,346
Freddie Mac Pool #A15120 5.50% 10/1/2033[7]		51		52
Freddie Mac Pool #QN1073 3.00% 12/1/2034[7]		46		44

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G05196 5.50% 10/1/2038[7]	USD	50	$52
Freddie Mac Pool #G05267 5.50% 12/1/2038[7]		37	39
Freddie Mac Pool #G06020 5.50% 12/1/2039[7]		72	75
Freddie Mac Pool #G05860 5.50% 2/1/2040[7]		265	275
Freddie Mac Pool #A93948 4.50% 9/1/2040[7]		157	156
Freddie Mac Pool #G06868 4.50% 4/1/2041[7]		177	176
Freddie Mac Pool #G06841 5.50% 6/1/2041[7]		422	439
Freddie Mac Pool #RB5138 2.00% 12/1/2041[7]		2,632	2,222
Freddie Mac Pool #RB5145 2.00% 2/1/2042[7]		2,569	2,169
Freddie Mac Pool #RB5148 2.00% 3/1/2042[7]		5,501	4,643
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		20,778	18,802
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[7]		109	98
Freddie Mac Pool #G08789 4.00% 11/1/2047[7]		628	603
Freddie Mac Pool #G61733 3.00% 12/1/2047[7]		5,178	4,642
Freddie Mac Pool #G67709 3.50% 3/1/2048[7]		13,489	12,616
Freddie Mac Pool #G61628 3.50% 9/1/2048[7]		330	307
Freddie Mac Pool #Q58494 4.00% 9/1/2048[7]		1,273	1,217
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[7]		751	693
Freddie Mac Pool #RA1369 3.50% 9/1/2049[7]		1,997	1,840
Freddie Mac Pool #SD7508 3.50% 10/1/2049[7]		10,988	10,187
Freddie Mac Pool #QA4673 3.00% 11/1/2049[7]		29,606	26,538
Freddie Mac Pool #SD8090 2.00% 9/1/2050[7]		1,362	1,115
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		2,836	2,321
Freddie Mac Pool #SD8128 2.00% 2/1/2051[7]		115	94
Freddie Mac Pool #SD8134 2.00% 3/1/2051[7]		191	156
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		2,916	2,387
Freddie Mac Pool #SD1852 2.50% 6/1/2051[7]		13,776	11,687
Freddie Mac Pool #QC2817 2.50% 6/1/2051[7]		2,789	2,389
Freddie Mac Pool #QC7173 2.50% 9/1/2051[7]		3,203	2,723
Freddie Mac Pool #QD1746 2.50% 11/1/2051[7]		3,044	2,585
Freddie Mac Pool #SD1385 2.50% 11/1/2051[7]		1,671	1,434
Freddie Mac Pool #RA6485 3.00% 12/1/2051[7]		35,637	31,327
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		11,001	9,407
Freddie Mac Pool #QD5725 2.50% 1/1/2052[7]		2,995	2,544
Freddie Mac Pool #QD4799 2.50% 1/1/2052[7]		1,000	848
Freddie Mac Pool #RA6608 3.00% 2/1/2052[7]		888	780
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		867	790
Freddie Mac Pool #QE0327 2.50% 4/1/2052[7]		1,000	849
Freddie Mac Pool #QE2020 2.50% 5/1/2052[7]		7,000	5,941
Freddie Mac Pool #SD8219 2.50% 6/1/2052[7]		73,484	62,311
Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]		3,363	2,957
Freddie Mac Pool #QE4855 3.50% 6/1/2052[7]		68	62
Freddie Mac Pool #QE4084 6.50% 6/1/2052[7]		333	345
Freddie Mac Pool #SD8234 2.50% 8/1/2052[7]		5,524	4,684
Freddie Mac Pool #SD8237 4.00% 8/1/2052[7]		2,186	2,053
Freddie Mac Pool #QE9057 4.00% 8/1/2052[7]		1,368	1,285
Freddie Mac Pool #QE8065 4.50% 8/1/2052[7]		4,104	3,954
Freddie Mac Pool #QE7539 4.50% 8/1/2052[7]		2,160	2,083
Freddie Mac Pool #QE8253 4.50% 8/1/2052[7]		1,712	1,649
Freddie Mac Pool #QE6903 4.50% 8/1/2052[7]		248	239
Freddie Mac Pool #QE7702 4.50% 8/1/2052[7]		35	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]		73	64
Freddie Mac Pool #QE9625 4.00% 9/1/2052[7]		1,763	1,655
Freddie Mac Pool #SD8244 4.00% 9/1/2052[7]		1,457	1,368
Freddie Mac Pool #QE9919 4.50% 9/1/2052[7]		23,534	22,676
Freddie Mac Pool #QF0313 4.50% 9/1/2052[7]		9,988	9,636
Freddie Mac Pool #QF0660 4.50% 9/1/2052[7]		2,996	2,889
Freddie Mac Pool #QE9813 4.50% 9/1/2052[7]		406	392
Freddie Mac Pool #QF0820 4.50% 9/1/2052[7]		366	353
Freddie Mac Pool #RA7930 4.50% 9/1/2052[7]		306	295
Freddie Mac Pool #QF1205 4.50% 9/1/2052[7]		298	287

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QF0311 5.00% 9/1/2052[7]	USD	17,998	$17,766
Freddie Mac Pool #QF2029 3.00% 10/1/2052[7]		696	612
Freddie Mac Pool #QF1464 4.00% 10/1/2052[7]		1,691	1,588
Freddie Mac Pool #QF2379 4.50% 10/1/2052[7]		4,994	4,816
Freddie Mac Pool #QF1254 4.50% 10/1/2052[7]		3,226	3,108
Freddie Mac Pool #QF1849 4.50% 10/1/2052[7]		2,140	2,062
Freddie Mac Pool #QF2136 4.50% 10/1/2052[7]		1,908	1,838
Freddie Mac Pool #QF0819 4.50% 10/1/2052[7]		863	833
Freddie Mac Pool #QF2380 4.50% 10/1/2052[7]		632	611
Freddie Mac Pool #QF2845 4.50% 10/1/2052[7]		537	518
Freddie Mac Pool #QF2182 4.50% 10/1/2052[7]		303	292
Freddie Mac Pool #QF0866 4.50% 10/1/2052[7]		126	121
Freddie Mac Pool #SD8263 3.00% 11/1/2052[7]		14,713	12,932
Freddie Mac Pool #SD8264 3.50% 11/1/2052[7]		4,331	3,940
Freddie Mac Pool #QF3144 3.50% 11/1/2052[7]		673	614
Freddie Mac Pool #SD1896 4.00% 11/1/2052[7]		20,313	19,355
Freddie Mac Pool #SD1894 4.00% 11/1/2052[7]		7,177	6,853
Freddie Mac Pool #QF3364 4.00% 11/1/2052[7]		2,753	2,585
Freddie Mac Pool #QF2936 4.50% 11/1/2052[7]		2,907	2,801
Freddie Mac Pool #QF2846 4.50% 11/1/2052[7]		998	961
Freddie Mac Pool #QF3276 5.50% 11/1/2052[7]		703	707
Freddie Mac Pool #QF2862 6.50% 11/1/2052[7]		100	103
Freddie Mac Pool #SD8280 6.50% 11/1/2052[7]		53	54
Freddie Mac Pool #QF3956 4.50% 12/1/2052[7]		18,992	18,299
Freddie Mac Pool #SD8275 4.50% 12/1/2052[7]		2,480	2,390
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		32,354	31,937
Freddie Mac Pool #QF4754 5.00% 12/1/2052[7]		3,000	2,961
Freddie Mac Pool #QF4185 6.50% 12/1/2052[7]		668	685
Freddie Mac Pool #SD8284 3.00% 1/1/2053[7]		4,597	4,040
Freddie Mac Pool #SD8288 5.00% 1/1/2053[7]		1,671	1,649
Freddie Mac Pool #SD8282 6.50% 1/1/2053[7]		59,134	60,661
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[7]		58	58
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[7]		125	126
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[7]		121	100
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[7]		118	99
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		8,360	7,937
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		1,930	1,821
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[7]		10,720	10,343
Government National Mortgage Assn. 2.00% 1/1/2053[7,9]		14,785	12,394
Government National Mortgage Assn. 3.00% 1/1/2053[7,9]		9,533	8,491
Government National Mortgage Assn. 3.50% 1/1/2053[7,9]		33,185	30,495
Government National Mortgage Assn. 4.00% 1/1/2053[7,9]		33,300	31,515
Government National Mortgage Assn. 5.00% 1/1/2053[7,9]		75,701	75,023
Government National Mortgage Assn. 5.50% 1/1/2053[7,9]		4,775	4,803
Government National Mortgage Assn. 5.50% 2/1/2053[7,9]		51,027	51,288
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[7]		12,379	11,844
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[7]		35	35
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[7]		5,200	5,081
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[7]		11,395	10,581
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		10,072	9,541
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[7]		18,573	17,594
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[7]		62,302	60,506
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[7]		485	471
Uniform Mortgage-Backed Security 2.50% 1/1/2038[7,9]		7,545	6,905
Uniform Mortgage-Backed Security 2.00% 1/1/2053[7,9]		210,537	171,362
Uniform Mortgage-Backed Security 2.50% 1/1/2053[7,9]		62,762	53,158
Uniform Mortgage-Backed Security 3.00% 1/1/2053[7,9]		11,245	9,871
Uniform Mortgage-Backed Security 4.00% 1/1/2053[7,9]		2,735	2,565

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2053[7,9]	USD	5,931	$5,709
Uniform Mortgage-Backed Security 5.00% 1/1/2053[7,9]		42,025	41,417
Uniform Mortgage-Backed Security 5.50% 1/1/2053[7,9]		212,640	213,231
Uniform Mortgage-Backed Security 6.00% 1/1/2053[7,9]		10,275	10,430
Uniform Mortgage-Backed Security 3.50% 2/1/2053[7,9]		10,960	9,965
Uniform Mortgage-Backed Security 4.00% 2/1/2053[7,9]		76,136	71,431
Uniform Mortgage-Backed Security 5.00% 2/1/2053[7,9]		13,100	12,908
Uniform Mortgage-Backed Security 6.00% 2/1/2053[7,9]		112,000	113,591
Uniform Mortgage-Backed Security 6.50% 2/1/2053[7,9]		215,026	219,946
			2,374,821

Commercial mortgage-backed securities 1.51%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[7]		770	722
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[7]		100	92
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[7]		205	191
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[7]		127	117
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,7]		2,444	2,335
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[7]		1,018	900
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		295	247
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[7]		2,541	2,427
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,7]		781	757
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[2,3,7]		8,575	8,420
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[2,3,7]		3,822	3,739
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[2,3,7]		8,476	8,431
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[2,3,7]		14,727	14,207
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 5.268% 9/15/2036[2,3,7]		570	539
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[2,3,7]		5,292	5,043
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[2,3,7]		995	936
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[2,3,7]		996	931
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.065% 11/15/2036[2,3,7]		12,622	12,131
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[2,3,7]		5,441	5,335
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[2,3,7]		3,741	3,608
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[2,3,7]		433	413
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[2,3,7]		293	278
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[2,3,7]		740	699
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[2,3,7]		9,979	9,616
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 5.568% 11/15/2038[2,3,7]		339	325
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[2,3,7]		100	95
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 6.168% 11/15/2038[2,3,7]		151	143
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/2039[2,3,7]		3,198	3,185

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[7]	USD	610	$574
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[7]		350	339
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[7]		1,137	1,080
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[7]		200	182
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[2,3,7]		2,811	2,735
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[2,3,7]		641	618
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[2,3,7]		875	841
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 6.568% 7/15/2038[2,3,7]		670	643
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,7]		304	284
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		1,897	1,458
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[2,3,7]		3,894	3,786
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/2024[2,3,7]		1,317	1,300
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[7]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[7]		100	93
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		1,536	1,271
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/2039[2,3,7]		3,391	3,398
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[7]		3,280	3,206
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[7]		640	599
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[7]		240	221
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		7,867	6,739
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,7]		2,040	1,906
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[2,3,7]		848	831
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[2,3,7]		1,576	1,510
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[2,3,7]		154	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[7]		5,446	5,277
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[7]		410	389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[7]		245	230
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[7]		730	670
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		4,065	3,253
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 4.894% 7/15/2036[2,3,7]		9,351	8,989
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 5.244% 7/15/2036[2,3,7]		1,000	954
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[2,3,7]		8,739	8,418
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 5.398% 11/15/2038[2,3,7]		263	251
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 5.647% 11/15/2038[2,3,7]		141	134

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[7]	USD	2,373	$2,267
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[7]		2,550	2,406
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[7]		1,019	892
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[7]		205	192
			154,317

Collateralized mortgage-backed obligations (privately originated) 1.07%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,7]		2,864	2,263
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,7]		131	119
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,7]		6,000	5,521
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[2,3,7]		414	414
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,7]		923	830
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,7]		586	556
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]		4,867	4,221
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[2,3,7]		425	413
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,7]		3,032	2,858
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,7]		1,700	1,616
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,7]		6,893	6,513
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,7]		204	186
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,7]		1,660	1,406
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 6.678% 5/25/2042[2,3,7]		326	330
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		1,575	1,409
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[2,3,7]		1,611	1,384
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		2,604	2,677
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,7]		2,073	1,674
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,7]		1,937	1,562
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,7]		2,038	1,646
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,7]		3,206	2,589
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,7]		2,222	1,794
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[3,7]		1,497	1,548
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[2,3,7]		1,537	1,531
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[2,3,7]		73	73
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/2042[2,3,7]		278	281
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[2,3,7]		611	612
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[2,3,7]		1,519	1,552
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[2,3,7]		3,005	3,000
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[2,3,7]		949	1,011
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,7]		3,494	2,935
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		5,380	4,654
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,7]		882	712
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,7]		3,534	3,273

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,7]	USD	858		$780
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,7]		2,644		2,380
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[2,3,7]		16,160		15,635
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,7]		3,088		2,720
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,7]		3,558		2,965
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]		1,132		1,028
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,7]		3,346		3,155
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]		10,737		9,539
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[2,10]		1,680		1,486
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]		5,033		4,381
				109,428

Total mortgage-backed obligations				2,638,566

Asset-backed obligations 4.52%
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,7]		701		665
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		672		643
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]		765		744
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[2,3,7]		—	[8]	—	[8]
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,7]		1,178		1,169
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,7]		2,500		2,429
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,7]		360		353
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,7]		1,055		1,038
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,7]		806		760
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]		1,136		1,097
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]		2,781		2,631
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]		396		376
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[7]		997		935
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[7]		1,109		1,009
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[7]		2,613		2,319
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		2,755		2,710
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,7]		2,210		2,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,7]		7,689		7,124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		2,427		2,203
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		623		560
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C, 4.25% 2/20/2027[2,7]		1,279		1,144
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		3,445		3,005
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,7]		531		449
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,7]		193		161
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[2,3,7]		575		568

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,7]	USD	180	$170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,7]		269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,7]		3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,7]		497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/2025[7]		400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[7]		210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[7]		206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[7]		538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,7]		6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,7]		671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]		3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]		368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,7]		1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]		15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,7]		6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,7]		436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/2025[2,7]		249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/2025[2,7]		405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,7]		1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,7]		514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,7]		590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,7]		2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,7]		2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/2025[7]		86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[7]		3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[7]		5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[7]		4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,7]		2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,7]		1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,7]		817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,7]		825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,7]		449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,7]		1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,7]		1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,7]		832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,7]		897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,7]		3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[7]		401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,7]		3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/2025[7]		721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[7]		1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,7]		893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[7]		1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[7]		1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[7]		3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[7]		568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[7]		2,612	2,388

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[7]	USD	1,201	$1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,7]		1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]		1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,7]		17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]		1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,7]		158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/2024[7]		301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/2024[7]		425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]		2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[2,7,10]		8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,7]		866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,7]		304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,7]		1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,7]		438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,7]		623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[2,3,7]		892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[2,3,7]		574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[2,7]		1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/2026[2,7]		230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10,11]		1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10,11]		150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,7]		2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[2,3,7]		4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[2,3,7]		273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,7]		240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[2,3,7]		256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,7]		7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]		1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,7]		804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,7]		1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 5.639% 7/25/2051[2,3,7]		577	558

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[7]	USD	1,584	$1,574
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/2025[7]		523	521
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/2026[7]		1,480	1,467
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[7]		2,812	2,736
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[7]		2,211	2,120
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[7]		917	892
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[7]		1,802	1,686
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[7]		1,677	1,613
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[7]		2,236	2,073
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[7]		856	828
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,7]		2,641	2,190
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,7]		487	397
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		2,392	1,923
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		3,233	2,805
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		451	381
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,243	1,108
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,441	1,245
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,300	2,092
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		2,971	2,610
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,7]		1,252	1,135
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		2,223	1,939
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		6,190	5,211
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,7]		346	288
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		5,200	4,431
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,7]		4,358	3,747
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,7]		130	107
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		6,000	5,785
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		10,418	8,932
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]		3,563	2,978
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,7]		346	285
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,7]		1,557	1,518
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,7]		3,023	2,866
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,7]		1,690	1,632
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,7]		2,181	2,050
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,7]		1,446	1,318
			461,708

Municipals 1.62%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,541
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		650	523
			3,064

Illinois 1.47%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	61
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		30,835	26,399
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	7,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,155
G.O. Bonds, Series 2013-B, 4.31% 4/1/2023		2,125	2,122
G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023		6,228	6,231
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	102,807
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023		3,210	3,215
			150,679

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034	USD	6,390	$4,881

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		4,075	2,899

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,580	4,071

Total municipals			165,594

Bonds & notes of governments & government agencies outside the U.S. 1.29%
Chile (Republic of) 3.50% 1/31/2034		600	513
Chile (Republic of) 3.10% 5/7/2041		2,340	1,689
Chile (Republic of) 4.34% 3/7/2042		1,320	1,120
Chile (Republic of) 4.00% 1/31/2052		580	450
Colombia (Republic of) 4.125% 5/15/2051		3,120	1,878
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	24,813,800	3,883
Dominican Republic 5.95% 1/25/2027[2]	USD	8,100	7,954
Indonesia (Republic of) 4.65% 9/20/2032		2,690	2,638
Indonesia (Republic of) 3.35% 3/12/2071		1,660	1,109
Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR	31,265,000	1,936
Israel (State of) 1.00% 3/31/2030	ILS	11,800	2,799
Israel (State of) 3.375% 1/15/2050	USD	4,750	3,670
Israel (State of) 3.875% 7/3/2050		4,775	4,036
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR	5,290	1,193
Panama (Republic of) 3.362% 6/30/2031	USD	15,625	12,695
Panama (Republic of) 3.87% 7/23/2060		7,500	4,863
Panama (Republic of) 4.50% 1/19/2063		395	280
Paraguay (Republic of) 5.00% 4/15/2026		1,250	1,248
Peru (Republic of) 6.35% 8/12/2028	PEN	5,840	1,463
Peru (Republic of) 5.94% 2/12/2029		6,005	1,450
Peru (Republic of) 2.783% 1/23/2031	USD	2,155	1,788
Peru (Republic of) 6.15% 8/12/2032	PEN	12,950	2,998
Peru (Republic of) 3.60% 1/15/2072	USD	7,640	4,999
Philippines (Republic of) 3.229% 3/29/2027		475	457
Philippines (Republic of) 3.20% 7/6/2046		4,900	3,598
Philippines (Republic of) 4.20% 3/29/2047		272	234
Poland (Republic of) 5.75% 11/16/2032		555	593
Portuguese Republic 5.125% 10/15/2024		24,775	24,868
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023[2]		1,020	1,023
PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025[2]		1,270	1,251
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[2]		340	324
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050[2]		1,150	966
Qatar (State of) 4.50% 4/23/2028[2]		5,100	5,141
Qatar (State of) 5.103% 4/23/2048[2]		3,400	3,425
Romania 3.75% 2/7/2034	EUR	5,625	4,515
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[2]	USD	5,000	4,846
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[2]		11,435	10,939
United Mexican States 4.875% 5/19/2033		2,175	2,001
United Mexican States 3.50% 2/12/2034		1,030	827
United Mexican States 4.40% 2/12/2052		440	325
			131,985

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 4/24/2026	USD	11,910	$11,160

Total bonds, notes & other debt instruments (cost: $10,540,248,000)			9,747,773

Short-term securities 13.95%		Shares
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12,13]		14,258,627	1,425,720

Total short-term securities (cost: $1,425,522,000)			1,425,720
Total investment securities 109.32% (cost: $11,965,770,000)			11,173,493
Other assets less liabilities (9.32)%			(952,411)

Net assets 100.00%			$10,221,082

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	658	June 2023	USD(156,415)	$2,698
2 Year U.S. Treasury Note Futures	Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures	Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures	Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures	Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures	Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures	Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,708	March 2023	229,406	(7,297)
					$(6,953)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	1,965	IDR	30,407,000	Citibank	1/9/2023	$11
USD	3,158	ILS	10,725	HSBC Bank	1/11/2023	106
USD	1,173	MYR	5,150	HSBC Bank	1/11/2023	(4)
USD	1,248	EUR	1,180	Morgan Stanley	1/11/2023	(16)
USD	4,761	COP	22,893,650	Citibank	1/13/2023	52
USD	5,947	EUR	5,628	JPMorgan Chase	1/13/2023	(84)
USD	613	EUR	582	JPMorgan Chase	1/20/2023	(11)
USD	5,952	PEN	22,885	Citibank	1/23/2023	(59)
JPY	3,460,300	USD	24,759	Morgan Stanley	2/17/2023	1,783
JPY	3,432,900	USD	25,173	Morgan Stanley	2/17/2023	1,158
JPY	3,448,400	USD	25,841	Morgan Stanley	3/17/2023	711
						$3,647

American Funds Insurance Series	203

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$3,103	$—	$3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	—	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	—	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	—	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	—	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	—	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	—	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	—	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	—	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	—	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	—	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	—	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	—	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	—	3,753
						$9,076	$—	$9,076

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium (received) paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$(310)	$(287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)
					$(1,542)	$5,467	$(7,009)

Investments in affiliates13

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12]	$1,311,257	$4,011,285	$3,896,680	$(218)	$ 76	$1,425,720	$34,880

204	American Funds Insurance Series

The Bond Fund of America (continued)

Restricted securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10]	12/6/2022	$1,006	$1,006	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10]	12/6/2022	150	150	.00
Total		$1,156	$1,156	.01%

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Value determined using significant unobservable inputs.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%	Principal amount (000)		Value (000)
Euros 19.79%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,333
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]		4,200	4,471
Altria Group, Inc. 1.00% 2/15/2023		1,020	1,089
Altria Group, Inc. 2.20% 6/15/2027		2,900	2,795
Altria Group, Inc. 3.125% 6/15/2031		800	711
American Honda Finance Corp. 1.95% 10/18/2024		560	584
American Tower Corp. 0.45% 1/15/2027		2,525	2,321
American Tower Corp. 0.875% 5/21/2029		1,470	1,257
AT&T, Inc. 1.60% 5/19/2028		2,350	2,237
Austria (Republic of) 0% 2/20/2031		6,900	5,785
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		500	504
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,177
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,345
Celanese US Holdings, LLC 4.777% 7/19/2026		235	240
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	665
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	273
Dow Chemical Co. 0.50% 3/15/2027		1,110	1,035
E.ON SE 1.625% 3/29/2031		810	731
Egypt (Arab Republic of) 5.625% 4/16/2030		300	224
Equinor ASA 1.375% 5/22/2032		2,550	2,267
European Investment Bank 0.25% 1/20/2032		4,900	4,085
European Investment Bank 1.50% 6/15/2032		1,000	932
European Union 0% 7/6/2026		1,600	1,545
European Union 0.25% 10/22/2026		610	591
European Union 0% 7/4/2031		705	584
European Union 0% 7/4/2035		220	159
European Union 0.20% 6/4/2036		1,500	1,080
Finland (Republic of) 1.50% 9/15/2032		3,380	3,154
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,347
French Republic O.A.T. 0% 11/25/2030		19,550	16,712
French Republic O.A.T. 0% 5/25/2032		2,120	1,718
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,162
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,414
French Republic O.A.T. 0.75% 5/25/2052		5,930	3,416
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,124
Germany (Federal Republic of) 0% 10/9/2026		6,060	5,908
Germany (Federal Republic of) 0% 4/16/2027		32,700	31,482
Germany (Federal Republic of) 1.30% 10/15/2027		3,580	3,626
Germany (Federal Republic of) 0% 2/15/2030		13,340	12,029
Germany (Federal Republic of) 0% 8/15/2030		15,050	13,413
Germany (Federal Republic of) 0% 8/15/2031		12,600	10,944
Germany (Federal Republic of) 1.70% 8/15/2032		10,906	10,887
Germany (Federal Republic of) 1.00% 5/15/2038		6,040	5,175
Germany (Federal Republic of) 0% 8/15/2050		1,200	673
Germany (Federal Republic of) 0% 8/15/2052		2,650	1,421
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,327
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		2,705	2,091
Greece (Hellenic Republic of) 3.375% 2/15/2025		5,825	6,236
Greece (Hellenic Republic of) 1.75% 6/18/2032		5,970	5,047
Groupe BPCE SA 4.625% 7/18/2023		1,200	1,296
Groupe BPCE SA 1.00% 4/1/2025		2,900	2,925
Intesa Sanpaolo SpA 6.625% 9/13/2023		510	557
Israel (State of) 2.875% 1/29/2024		1,180	1,258
Italy (Republic of) 1.85% 7/1/2025		17,700	18,218
Italy (Republic of) 1.35% 4/1/2030		7	6
Italy (Republic of) 2.50% 12/1/2032		9,610	8,613
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	2,944

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
KfW 0.125% 6/30/2025	EUR	590	$590
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,472
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	592
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,460
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,492
Morocco (Kingdom of) 1.50% 11/27/2031		3,300	2,617
Philippines (Republic of) 0.25% 4/28/2025		875	870
Portuguese Republic 0.475% 10/18/2030		1,610	1,395
Quebec (Province of) 0.25% 5/5/2031		920	764
Quebec (Province of) 0.50% 1/25/2032		1,155	957
Romania 2.125% 3/7/2028		1,440	1,291
Romania 1.75% 7/13/2030		2,560	1,913
Romania 2.00% 1/28/2032		1,605	1,153
Romania 3.75% 2/7/2034		530	425
Russian Federation 2.875% 12/4/2025[3]		3,000	1,349
Russian Federation 2.875% 12/4/2025[3]		1,500	674
Serbia (Republic of) 3.125% 5/15/2027		847	783
Serbia (Republic of) 1.50% 6/26/2029		3,353	2,584
Spain (Kingdom of) 0% 1/31/2027		2,325	2,198
Spain (Kingdom of) 0.80% 7/30/2027		8,970	8,674
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,824
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,191
Spain (Kingdom of) 0.50% 10/31/2031		4,645	3,873
Spain (Kingdom of) 0.70% 4/30/2032		4,785	3,993
Spain (Kingdom of) 1.90% 10/31/2052		1,010	695
State Grid Overseas Investment, Ltd. 1.375% 5/2/2025		441	442
State Grid Overseas Investment, Ltd. 2.125% 5/2/2030		200	177
Stryker Corp. 0.25% 12/3/2024		480	483
Stryker Corp. 0.75% 3/1/2029		980	877
Stryker Corp. 1.00% 12/3/2031		450	376
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	2,025
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,684
Tunisia (Republic of) 6.75% 10/31/2023		5,109	4,612
Tunisia (Republic of) 6.75% 10/31/2023		1,295	1,169
Ukraine 6.75% 6/20/2028		3,119	619
Ukraine 6.75% 6/20/2028		1,225	243
Ukraine 4.375% 1/27/2032		2,705	476
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		1,300	1,140
			293,295

Japanese yen 7.50%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,064,481	8,293
Japan, Series 19, 0.10% 9/10/2024[4]		463,865	3,628
Japan, Series 346, 0.10% 3/20/2027		777,900	5,905
Japan, Series 356, 0.10% 9/20/2029		1,720,800	12,847
Japan, Series 116, 2.20% 3/20/2030		576,100	4,933
Japan, Series 26, 0.005% 3/10/2031[4]		527,493	4,178
Japan, Series 362, 0.10% 3/20/2031		737,200	5,435
Japan, Series 365, 0.10% 12/20/2031		520,150	3,832
Japan, Series 145, 1.70% 6/20/2033		742,700	6,290
Japan, Series 152, 1.20% 3/20/2035		987,100	7,875
Japan, Series 21, 2.30% 12/20/2035		720,000	6,451
Japan, Series 162, 0.60% 9/20/2037		1,617,000	11,642
Japan, Series 179, 0.50% 12/20/2041		196,950	1,309
Japan, Series 37, 0.60% 6/20/2050		694,500	4,183
Japan, Series 70, 0.70% 3/20/2051		276,100	1,694
Japan, Series 73, 0.70% 12/20/2051		1,568,700	9,576

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Japan, Series 74, 1.00% 3/20/2052	JPY	626,900	$4,140
Japan, Series 76, 1.40% 9/20/2052		296,450	2,162
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,778
			111,151

British pounds 4.17%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,470
Asian Development Bank 1.125% 6/10/2025		1,240	1,393
KfW 1.125% 7/4/2025		1,165	1,305
Lloyds Banking Group PLC 7.625% 4/22/2025		655	835
Quebec (Province of) 2.25% 9/15/2026		1,870	2,083
United Kingdom 0.125% 1/30/2026		425	463
United Kingdom 1.25% 7/22/2027		3,060	3,335
United Kingdom 4.25% 12/7/2027		5,910	7,336
United Kingdom 4.75% 12/7/2030		8,230	10,732
United Kingdom 0.25% 7/31/2031		11,850	10,738
United Kingdom 1.00% 1/31/2032		10,970	10,504
United Kingdom 4.25% 6/7/2032		3,010	3,809
United Kingdom 0.625% 7/31/2035		210	171
United Kingdom 0.875% 1/31/2046		4,916	3,151
United Kingdom 1.25% 7/31/2051		6,635	4,338
United Kingdom 1.125% 10/22/2073		225	119
			61,782

Chinese yuan renminbi 2.84%
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY	25,660	3,646
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		103,240	16,440
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		26,230	3,854
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		51,550	8,146
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	6,877
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,133
			42,096

Canadian dollars 2.31%
Canada 0.75% 10/1/2024	CAD	14,570	10,169
Canada 0.25% 3/1/2026		5,800	3,847
Canada 3.50% 3/1/2028		24,018	17,831
Canada 2.75% 12/1/2048		3,500	2,337
			34,184

Mexican pesos 2.13%
Petróleos Mexicanos 7.19% 9/12/2024	MXN	42,534	2,024
United Mexican States 4.50% 12/4/2025[4]		16,544	845
United Mexican States, Series M, 5.75% 3/5/2026		44,700	2,078
United Mexican States, Series M, 7.50% 6/3/2027		251,720	12,188
United Mexican States, Series M20, 8.50% 5/31/2029		140,400	7,013
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,025
United Mexican States, Series M, 8.00% 11/7/2047		7,830	359
United Mexican States, Series M, 8.00% 7/31/2053		133,170	6,095
			31,627

Australian dollars 1.63%
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD	5,789	3,061
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		12,355	7,622
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		20,520	13,529
			24,212

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 1.62%
Nordea Kredit 0.50% 10/1/2040[5]	DKK	17,477	$1,955
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]		90,967	10,167
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]		106,007	11,555
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,712	285
			23,962

South Korean won 0.52%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,908
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,821
			7,729

Colombian pesos 0.48%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	31,310,800	4,575
Colombia (Republic of), Series B, 7.25% 10/26/2050		21,884,200	2,569
			7,144

Chilean pesos 0.41%
Chile (Republic of) 4.00% 3/1/2023	CLP	2,300,000	2,681
Chile (Republic of) 1.50% 3/1/2026[4]		808,331	933
Chile (Republic of) 5.00% 10/1/2028		955,000	1,089
Chile (Republic of) 4.70% 9/1/2030		1,205,000	1,371
			6,074

Indonesian rupiah 0.37%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,495
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		3,136,000	200
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		23,729,000	1,643
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	190
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,926
			5,454

Russian rubles 0.23%
Russian Federation 7.00% 8/16/2023[3,6]	RUB	430,300	1,984
Russian Federation 7.65% 4/10/2030[3]		316,110	1,371
			3,355

Brazilian reais 0.21%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	13,461	2,531
Brazil (Federative Republic of) 10.00% 1/1/2025		3,300	598
			3,129

South African rand 0.20%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,581
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		30,850	1,420
			3,001

Dominican pesos 0.15%
Dominican Republic 8.90% 2/15/2023	DOP	128,000	2,271

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,222

Ukrainian hryvnia 0.11%
Ukraine 15.97% 4/19/2023[6]	UAH	78,370	1,592

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,102

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	$1,038

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	879

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	619

U.S. dollars 45.21%
1375209 BC, Ltd. 9.00% 1/30/2028[7]	USD	60	59
7-Eleven, Inc. 0.95% 2/10/2026[7]		520	456
7-Eleven, Inc. 1.30% 2/10/2028[7]		2,180	1,810
7-Eleven, Inc. 1.80% 2/10/2031[7]		2,015	1,544
ACE INA Holdings, Inc. 3.35% 5/3/2026		195	187
ACE INA Holdings, Inc. 4.35% 11/3/2045		425	370
Advisor Group Holdings, LLC 6.25% 3/1/2028[7]		295	272
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,841
Aeropuerto International de Tocume SA 5.125% 8/11/2061[7]		660	542
Aetna, Inc. 2.80% 6/15/2023		340	336
AG Merger Sub II, Inc. 10.75% 8/1/2027[7]		256	260
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[7]		103	104
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,7]		1,225	1,249
Alabama Power Co. 3.00% 3/15/2052		980	651
Albertsons Companies, Inc. 4.625% 1/15/2027[7]		125	116
Albertsons Companies, Inc. 3.50% 3/15/2029[7]		340	286
Alcoa Nederland Holding BV 4.125% 3/31/2029[7]		75	67
Allegheny Technologies, Inc. 4.875% 10/1/2029		25	22
Allegheny Technologies, Inc. 5.125% 10/1/2031		45	40
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[7]		280	252
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[7]		90	74
Allied Universal Holdco, LLC 9.75% 7/15/2027[7]		175	153
Allied Universal Holdco, LLC 6.00% 6/1/2029[7]		300	218
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[8,9]		570	429
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,7]		555	104
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,644
American Electric Power Company, Inc. 1.00% 11/1/2025		250	224
American Express Co. 3.375% 5/3/2024		4,202	4,119
Amgen, Inc. 2.20% 2/21/2027		445	400
AmWINS Group, Inc. 4.875% 6/30/2029[7]		220	187
Anglo American Capital PLC 3.95% 9/10/2050[7]		521	383
Angola (Republic of) 9.50% 11/12/2025		3,580	3,693
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[7]		200	152
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[7]		130	95
Apple, Inc. 3.35% 8/8/2032		1,600	1,457
Ardagh Group SA 6.50% Cash 6/30/2027[7,10]		210	146
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[7]		180	149
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		1,921	523
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		3,025	775
Asbury Automotive Group, Inc. 5.00% 2/15/2032[7]		55	45
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[8,9]		120	106
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[7]		160	157
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[7]		55	49
AssuredPartners, Inc. 7.00% 8/15/2025[7]		120	116
AssuredPartners, Inc. 5.625% 1/15/2029[7]		365	301
AstraZeneca PLC 3.50% 8/17/2023		2,700	2,678
AT&T, Inc. 3.50% 9/15/2053		2,070	1,406
Atkore, Inc. 4.25% 6/1/2031[7]		25	21
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 7.134% 9/22/2028[8,9]		149	147

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[8,9]	USD	213	$207
Avantor Funding, Inc. 4.625% 7/15/2028[7]		160	146
Avantor Funding, Inc. 3.875% 11/1/2029[7]		90	76
B&G Foods, Inc. 5.25% 4/1/2025		65	57
B&G Foods, Inc. 5.25% 9/15/2027		220	169
Ball Corp. 6.875% 3/15/2028		108	111
Bank of America Corp. 2.456% 10/22/2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	801
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,778
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,286
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,693
Bank of Nova Scotia 2.45% 2/2/2032		2,100	1,695
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		2,350	2,335
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		1,290	1,252
Bath & Body Works, Inc. 6.625% 10/1/2030[7]		120	113
Bath & Body Works, Inc. 6.875% 11/1/2035		75	67
Bausch Health Americas, Inc. 9.25% 4/1/2026[7]		80	56
Bausch Health Companies, Inc. 5.75% 8/15/2027[7]		140	96
Bausch Health Companies, Inc. 14.00% 10/15/2030[7]		160	96
Bausch Health Companies, Inc. 5.25% 2/15/2031[7]		160	78
Bayer AG 3.375% 10/8/2024[7]		840	812
Bayer US Finance II, LLC 4.25% 12/15/2025[7]		203	197
Bayerische Motoren Werke AG 3.90% 4/9/2025[7]		900	881
Bayerische Motoren Werke AG 4.15% 4/9/2030[7]		900	857
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[7]		30	18
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Berkshire Hathaway Energy Company 2.85% 5/15/2051		300	198
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[7]		400	350
Blue Racer Midstream, LLC 7.625% 12/15/2025[7]		65	65
BMC Software, Inc. 9.125% 3/1/2026[7]		160	151
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[8,9]		25	23
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,7]		700	572
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,7]		1,275	1,000
Boeing Company 5.15% 5/1/2030		2,855	2,792
Boeing Company 3.625% 2/1/2031		1,127	990
Bombardier, Inc. 7.125% 6/15/2026[7]		60	58
Bombardier, Inc. 6.00% 2/15/2028[7]		65	60
Bombardier, Inc. 7.45% 5/1/2034[7]		125	126
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[7]		43	38
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[7]		132	116
Boyd Gaming Corp. 4.75% 12/1/2027		120	112
Boyd Gaming Corp. 4.75% 6/15/2031[7]		45	39
Boyne USA, Inc. 4.75% 5/15/2029[7]		107	95
Braskem Netherlands Finance BV 4.50% 1/31/2030[7]		745	635
British American Tobacco PLC 2.789% 9/6/2024		1,150	1,101
British American Tobacco PLC 3.215% 9/6/2026		955	882
British American Tobacco PLC 3.557% 8/15/2027		1,545	1,414
British American Tobacco PLC 3.462% 9/6/2029		1,150	991
Broadcom, Inc. 4.00% 4/15/2029[7]		250	228
Broadcom, Inc. 3.419% 4/15/2033[7]		698	562
Broadcom, Inc. 3.469% 4/15/2034[7]		48	38
Broadcom, Inc. 3.137% 11/15/2035[7]		185	137
Broadcom, Inc. 3.75% 2/15/2051[7]		926	643
BroadStreet Partners, Inc. 5.875% 4/15/2029[7]		160	136
BWX Technologies, Inc. 4.125% 4/15/2029[7]		195	171
Caesars Entertainment, Inc. 6.25% 7/1/2025[7]		35	34
Caesars Entertainment, Inc. 4.625% 10/15/2029[7]		15	12
Caesars Resort Collection, LLC 5.75% 7/1/2025[7]		165	162
California Resources Corp. 7.125% 2/1/2026[7]		100	96

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Callon Petroleum Co. 7.50% 6/15/2030[7]	USD	30	$27
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		798	663
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		1,378	933
CAN-PACK SA 3.875% 11/15/2029[7]		90	71
Carnival Corp. 6.00% 5/1/2029[7]		100	67
CCO Holdings, LLC 4.75% 3/1/2030[7]		135	117
CCO Holdings, LLC 4.50% 8/15/2030[7]		255	211
CCO Holdings, LLC 4.25% 2/1/2031[7]		155	125
CCO Holdings, LLC 4.50% 6/1/2033[7]		162	125
CCO Holdings, LLC 4.25% 1/15/2034[7]		70	52
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[7]		125	117
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028		2,650	2,394
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[7]		70	63
CDK Global, Inc. 7.25% 6/15/2029[7]		55	54
Cedar Fair, LP 5.50% 5/1/2025[7]		120	119
Centene Corp. 2.45% 7/15/2028		40	34
Centene Corp. 4.625% 12/15/2029		325	298
Centene Corp. 2.50% 3/1/2031		155	122
Central Garden & Pet Co. 4.125% 10/15/2030		74	61
Central Garden & Pet Co. 4.125% 4/30/2031[7]		110	91
Charles River Laboratories International, Inc. 4.25% 5/1/2028[7]		35	32
Charles River Laboratories International, Inc. 4.00% 3/15/2031[7]		70	61
Cheniere Energy Partners, LP 4.50% 10/1/2029		160	144
Cheniere Energy Partners, LP 4.00% 3/1/2031		75	64
Cheniere Energy Partners, LP 3.25% 1/31/2032		56	45
Chesapeake Energy Corp. 4.875% 4/15/2022[3]		915	21
Chesapeake Energy Corp. 5.875% 2/1/2029[7]		130	123
Chesapeake Energy Corp. 6.75% 4/15/2029[7]		30	29
Ciena Corp. 4.00% 1/31/2030[7]		80	71
Cigna Corp. 2.375% 3/15/2031		375	308
Clarivate Science Holdings Corp. 3.875% 7/1/2028[7]		45	39
Clarivate Science Holdings Corp. 4.875% 7/1/2029[7]		55	47
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[7]		130	115
CMS Energy Corp. 3.875% 3/1/2024		100	98
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,118
CNX Resources Corp. 7.25% 3/14/2027[7]		240	239
Coinbase Global, Inc. 3.375% 10/1/2028[7]		55	29
Coinbase Global, Inc. 3.625% 10/1/2031[7]		85	41
Colombia (Republic of) 3.875% 4/25/2027		350	311
Commonwealth Bank of Australia 2.688% 3/11/2031[7]		4,650	3,593
Compass Diversified Holdings 5.25% 4/15/2029[7]		307	263
Compass Diversified Holdings 5.00% 1/15/2032[7]		65	52
Comstock Resources, Inc. 6.75% 3/1/2029[7]		110	99
Comstock Resources, Inc. 5.875% 1/15/2030[7]		65	56
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[10]		1,097	649
Constellium SE 3.75% 4/15/2029[7]		125	102
Consumers Energy Co. 3.375% 8/15/2023		345	342
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,462
Corebridge Financial, Inc. 3.90% 4/5/2032[7]		748	655
CoreLogic, Inc. 4.50% 5/1/2028[7]		364	280
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[8,9]		65	47
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	910
Covanta Holding Corp. 4.875% 12/1/2029[7]		25	21
Crédit Agricole SA 4.375% 3/17/2025[7]		1,100	1,064
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,7]		2,675	2,441
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,7]		1,000	693
Crestwood Midstream Partners, LP 6.00% 2/1/2029[7]		85	78
Crestwood Midstream Partners, LP 8.00% 4/1/2029[7]		100	100
Crown Castle International Corp. 2.50% 7/15/2031		767	620
CSX Corp. 3.80% 4/15/2050		75	59
CVR Partners, LP 6.125% 6/15/2028[7]		100	90
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[7]		725	679

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Danske Bank AS 3.875% 9/12/2023[7]	USD	1,675	$1,654
Darling Ingredients, Inc. 6.00% 6/15/2030[7]		245	240
DaVita, Inc. 4.625% 6/1/2030[7]		65	52
Deluxe Corp. 8.00% 6/1/2029[7]		20	16
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	751
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	985
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,166
Development Bank of Mongolia, LLC 7.25% 10/23/2023		1,980	1,777
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,9,10]		25	24
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[10]		22	21
Diamond Sports Group, LLC 6.625% 8/15/2027[7]		310	3
Diebold Nixdorf, Inc. 9.375% 7/15/2025[7]		309	221
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[6,8,9]		93	63
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,8,9]		17	15
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,8]		22	18
DIRECTV Financing, LLC 5.875% 8/15/2027[7]		110	99
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[8,9]		102	99
Discovery Communications, Inc. 3.625% 5/15/2030		468	387
DISH DBS Corp. 5.25% 12/1/2026[7]		15	13
DISH Network Corp. 11.75% 11/15/2027[7]		260	268
Dominican Republic 5.50% 1/27/2025[7]		1,375	1,366
Dominican Republic 8.625% 4/20/2027[7]		225	235
Dominican Republic 5.50% 2/22/2029[7]		350	323
Dominican Republic 6.40% 6/5/2049[7]		813	660
Duke Energy Progress, LLC 2.00% 8/15/2031		2,360	1,871
Dun & Bradstreet Corp. 5.00% 12/15/2029[7]		197	169
Edison International 4.125% 3/15/2028		2,390	2,222
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]		100	84
Electricité de France SA 4.875% 9/21/2038[7]		795	649
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		1,030	819
Enbridge, Inc. 4.00% 10/1/2023		600	595
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[7]		205	156
Enel Finance International SA 1.375% 7/12/2026[7]		1,248	1,077
Enel Finance International SA 1.875% 7/12/2028[7]		1,227	977
Entegris Escrow Corp. 4.75% 4/15/2029[7]		45	41
Entergy Corp. 0.90% 9/15/2025		750	669
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,151
EQM Midstream Partners, LP 6.50% 7/1/2027[7]		225	215
EQM Midstream Partners, LP 7.50% 6/1/2030[7]		45	43
EQM Midstream Partners, LP 6.50% 7/15/2048		40	30
EQT Corp. 7.25% 2/1/2030[1]		40	42
Equinix, Inc. 1.80% 7/15/2027		1,145	982
Equinix, Inc. 2.15% 7/15/2030		3,216	2,566
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		3,910	2,457
Fair Isaac Corp. 4.00% 6/15/2028[7]		120	109
Fannie Mae Pool #MA2754 3.00% 9/1/2026[5]		59	57
Fannie Mae Pool #AO4151 3.50% 6/1/2042[5]		108	101
Fannie Mae Pool #AP7888 3.50% 10/1/2042[5]		338	316
Fannie Mae Pool #AQ0770 3.50% 11/1/2042[5]		131	123
Fannie Mae Pool #FM8399 2.50% 8/1/2051[5]		889	759
Fannie Mae Pool #BT9589 2.50% 8/1/2051[5]		34	29
Fannie Mae Pool #CB1552 2.50% 9/1/2051[5]		998	848
Fannie Mae Pool #BQ7435 2.50% 9/1/2051[5]		97	83
Fannie Mae Pool #MA4414 2.50% 9/1/2051[5]		33	28
Fannie Mae Pool #FS0031 2.50% 10/1/2051[5]		336	284
Fannie Mae Pool #BT3056 2.50% 11/1/2051[5]		721	613
Fannie Mae Pool #CB2402 2.50% 12/1/2051[5]		3,207	2,718
Fannie Mae Pool #BU3413 2.50% 12/1/2051[5]		807	685
Fannie Mae Pool #BU3058 2.50% 12/1/2051[5]		268	227

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fannie Mae Pool #BV2930 2.50% 1/1/2052[5]	USD	998	$846
Fannie Mae Pool #BU8226 2.50% 2/1/2052[5]		1,260	1,070
Fannie Mae Pool #BU1339 2.50% 2/1/2052[5]		275	234
Fannie Mae Pool #BV0307 2.50% 2/1/2052[5]		273	232
Fannie Mae Pool #BQ7473 2.50% 2/1/2052[5]		158	134
Fannie Mae Pool #CB2866 2.50% 2/1/2052[5]		95	81
Fannie Mae Pool #BV2189 2.50% 2/1/2052[5]		62	53
Fannie Mae Pool #CB2876 2.50% 2/1/2052[5]		31	27
Fannie Mae Pool #CB2809 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #BV3694 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]		2,865	2,557
Fannie Mae Pool #BV4040 2.50% 3/1/2052[5]		1,645	1,398
Fannie Mae Pool #BV7520 2.50% 3/1/2052[5]		864	734
Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]		809	690
Fannie Mae Pool #BU6885 2.50% 3/1/2052[5]		808	686
Fannie Mae Pool #BV5642 2.50% 3/1/2052[5]		94	80
Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]		4,881	4,140
Fannie Mae Pool #BV5332 2.50% 4/1/2052[5]		1,929	1,638
Fannie Mae Pool #BQ7478 2.50% 4/1/2052[5]		1,222	1,038
Fannie Mae Pool #CB3350 2.50% 4/1/2052[5]		1,011	859
Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]		998	848
Fannie Mae Pool #BU8916 2.50% 4/1/2052[5]		785	666
Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]		91	77
Fannie Mae Pool #MA4600 3.50% 5/1/2052[5]		2,782	2,531
Fannie Mae Pool #BV8959 2.50% 6/1/2052[5]		127	108
Fannie Mae Pool #FS2239 2.50% 7/1/2052[5]		6,973	5,920
Fannie Mae Pool #FS2555 4.50% 7/1/2052[5]		1,105	1,065
Fannie Mae Pool #BW6395 4.50% 8/1/2052[5]		999	963
Fannie Mae Pool #BW5789 4.50% 8/1/2052[5]		371	357
Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]		2,820	2,783
Fannie Mae Pool #MA4761 5.00% 9/1/2052[5]		524	517
Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]		2,209	2,128
Fannie Mae Pool #MA4785 5.00% 10/1/2052[5]		1,300	1,283
Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]		854	802
Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]		442	415
Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]		3,000	2,961
Fannie Mae Pool #MA4866 4.00% 1/1/2053[5]		238	223
Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]		1,000	987
Fertitta Entertainment, Inc. 4.625% 1/15/2029[7]		25	21
Fertitta Entertainment, Inc. 6.75% 1/15/2030[7]		25	20
First Quantum Minerals, Ltd. 6.875% 3/1/2026[7]		325	308
First Quantum Minerals, Ltd. 6.875% 10/15/2027[7]		240	226
First Student Bidco, Inc. 4.00% 7/31/2029[7]		85	70
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		1,800	1,678
FirstEnergy Transmission, LLC 2.866% 9/15/2028[7]		2,325	2,033
Florida Power & Light Company 2.875% 12/4/2051		1,465	990
Ford Motor Co. 3.25% 2/12/2032		20	15
Ford Motor Credit Company, LLC 3.81% 1/9/2024		290	282
Ford Motor Credit Company, LLC 2.90% 2/16/2028		200	165
Ford Motor Credit Company, LLC 4.00% 11/13/2030		125	103
Freddie Mac Pool #ZS8588 3.00% 11/1/2030[5]		47	45
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,742
Freddie Mac Pool #QC7173 2.50% 9/1/2051[5]		132	112
Freddie Mac Pool #QC9156 2.50% 10/1/2051[5]		866	736
Freddie Mac Pool #QD1523 2.50% 11/1/2051[5]		757	643
Freddie Mac Pool #QD2521 2.50% 12/1/2051[5]		67	57
Freddie Mac Pool #SD0853 2.50% 1/1/2052[5]		885	750
Freddie Mac Pool #QD9066 2.50% 2/1/2052[5]		210	179
Freddie Mac Pool #QD7063 2.50% 2/1/2052[5]		95	81
Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]		730	619
Freddie Mac Pool #QD9460 2.50% 3/1/2052[5]		663	562
Freddie Mac Pool #RA6959 2.50% 3/1/2052[5]		27	23

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Freddie Mac Pool #QD9200 2.50% 4/1/2052[5]	USD	919	$780
Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]		900	765
Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]		840	713
Freddie Mac Pool #QE4383 4.00% 6/1/2052[5]		3,563	3,345
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,276	1,260
Freddie Mac Pool #QE8063 4.00% 8/1/2052[5]		300	282
Freddie Mac Pool #QE8065 4.50% 8/1/2052[5]		3,700	3,565
Freddie Mac Pool #QF0152 4.50% 9/1/2052[5]		500	482
Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]		1,000	939
Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]		400	376
Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]		8,419	8,111
Freddie Mac Pool #QF0866 4.50% 10/1/2052[5]		2,226	2,151
Freddie Mac Pool #QF1486 4.50% 10/1/2052[5]		400	385
Freddie Mac Pool #QF3304 5.00% 10/1/2052[5]		800	790
Freddie Mac Pool #SD8264 3.50% 11/1/2052[5]		4,668	4,246
Freddie Mac Pool #QF3985 4.00% 11/1/2052[5]		308	290
Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]		598	576
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		4,753	4,692
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		507	501
Frontier Communications Corp. 5.875% 10/15/2027[7]		100	93
Frontier Communications Corp. 5.00% 5/1/2028[7]		65	57
Frontier Communications Holdings, LLC 5.875% 11/1/2029		250	194
FS Energy and Power Fund 7.50% 8/15/2023[7]		150	150
FXI Holdings, Inc. 12.25% 11/15/2026[7]		497	412
Gartner, Inc. 3.75% 10/1/2030[7]		70	60
General Motors Financial Co. 1.05% 3/8/2024		725	689
Genesis Energy, LP 8.00% 1/15/2027		125	118
Georgia (Republic of) 2.75% 4/22/2026[7]		400	363
GoDaddy Operating Co. 3.50% 3/1/2029[7]		80	67
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	933
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	565
Government National Mortgage Assn. 3.50% 1/1/2053[5,11]		7,440	6,837
Gray Escrow II, Inc. 5.375% 11/15/2031[7]		30	22
Group 1 Automotive, Inc. 4.00% 8/15/2028[7]		145	123
Groupe BPCE SA 5.15% 7/21/2024[7]		1,800	1,763
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[7]		660	593
Hanesbrands, Inc. 4.625% 5/15/2024[7]		120	116
Hanesbrands, Inc. 4.875% 5/15/2026[7]		100	90
Harsco Corp. 5.75% 7/31/2027[7]		200	158
Harvest Midstream I, LP 7.50% 9/1/2028[7]		25	24
HCA, Inc. 5.625% 9/1/2028		120	120
HealthEquity, Inc. 4.50% 10/1/2029[7]		30	26
Hess Midstream Operations, LP 5.50% 10/15/2030[7]		34	31
Hightower Holding, LLC 6.75% 4/15/2029[7]		235	198
Hilcorp Energy I, LP 6.00% 4/15/2030[7]		105	94
Hilcorp Energy I, LP 6.00% 2/1/2031[7]		115	100
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		25	23
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[7]		155	130
Honduras (Republic of) 6.25% 1/19/2027		2,083	1,843
Honduras (Republic of) 5.625% 6/24/2030		958	773
Howard Hughes Corp. 5.375% 8/1/2028[7]		275	248
Howard Hughes Corp. 4.125% 2/1/2029[7]		195	164
Howard Hughes Corp. 4.375% 2/1/2031[7]		120	97
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[7]		60	58
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	287
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	3,995
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	706
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[9]		3,326	3,316
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[9]		363	342
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		880	835

American Funds Insurance Series	215

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	1,007	$931
HUB International, Ltd. 7.00% 5/1/2026[7]		315	309
Hyundai Capital America 0.875% 6/14/2024[7]		1,200	1,120
Hyundai Capital America 1.50% 6/15/2026[7]		2,375	2,061
Hyundai Capital America 1.65% 9/17/2026[7]		269	237
Hyundai Capital America 2.00% 6/15/2028[7]		600	490
Hyundai Capital Services, Inc. 3.75% 3/5/2023[7]		2,450	2,442
iHeartCommunications, Inc. 5.25% 8/15/2027[7]		80	68
Ingles Markets, Inc. 4.00% 6/15/2031[7]		140	118
Intesa Sanpaolo SpA 5.017% 6/26/2024[7]		3,270	3,145
Intesa Sanpaolo SpA 7.00% 11/21/2025[7]		225	230
Iraq (Republic of) 6.752% 3/9/2023[7]		545	539
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[7]		55	46
Iron Mountain, Inc. 5.25% 7/15/2030[7]		235	205
Israel (State of) 3.375% 1/15/2050		1,470	1,136
Israel (State of) 3.875% 7/3/2050		795	672
Jacobs Entertainment, Inc. 6.75% 2/15/2029[7]		25	23
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		45	43
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[8,9]		64	60
KB Home 6.875% 6/15/2027		50	50
Keb Hana Bank 3.25% 3/30/2027[7]		1,370	1,278
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		110	87
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		245	187
Kinetik Holdings, LP 5.875% 6/15/2030[7]		50	47
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[7]		85	74
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[7]		140	115
LABL Escrow Issuer, LLC 10.50% 7/15/2027[7]		45	42
Lamar Media Corp. 3.75% 2/15/2028		135	121
Lamar Media Corp. 3.625% 1/15/2031		160	132
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[7]		200	177
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[7]		60	53
Las Vegas Sands Corp. 3.20% 8/8/2024		25	24
LCM Investments Holdings II, LLC 4.875% 5/1/2029[7]		110	88
Level 3 Financing, Inc. 3.75% 7/15/2029[7]		210	151
Levi Strauss & Co. 3.50% 3/1/2031[7]		115	91
Ligado Networks, LLC 15.50% PIK 11/1/2023[7,10]		124	40
Lindblad Expeditions, LLC 6.75% 2/15/2027[7]		5	5
Lithia Motors, Inc. 4.625% 12/15/2027[7]		120	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027[7]		130	116
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,067
LPL Holdings, Inc. 4.625% 11/15/2027[7]		485	454
LPL Holdings, Inc. 4.00% 3/15/2029[7]		25	22
LSB Industries, Inc. 6.25% 10/15/2028[7]		126	115
LSC Communications, Inc. 8.75% 10/15/2023[3,6,7]		431	1
Mallinckrodt PLC 10.00% 4/15/2025[7]		440	379
Marriott International, Inc. 2.75% 10/15/2033		5	4
Mastercard, Inc. 2.00% 11/18/2031		600	483
Match Group, Inc. 5.625% 2/15/2029[7]		130	121
Meituan Dianping 2.125% 10/28/2025		1,730	1,532
Meituan Dianping 3.05% 10/28/2030[7]		3,095	2,390
Methanex Corp. 5.125% 10/15/2027		55	51
Methanex Corp. 5.25% 12/15/2029		170	151
Mexico City Airport Trust 5.50% 7/31/2047		432	334
MGM Resorts International 5.50% 4/15/2027		90	84
Midas OpCo Holdings, LLC 5.625% 8/15/2029[7]		145	120
Mileage Plus Holdings, LLC 6.50% 6/20/2027[7]		63	63
Mineral Resources, Ltd. 8.00% 11/1/2027[7]		155	159
Mineral Resources, Ltd. 8.50% 5/1/2030[7]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[7]		3,236	2,937
Mohegan Gaming & Entertainment 8.00% 2/1/2026[7]		105	98

216	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[7]	USD	80	$73
Molina Healthcare, Inc. 3.875% 11/15/2030[7]		75	64
MoneyGram International, Inc. 5.375% 8/1/2026[7]		50	51
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,901
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,057
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[7]		155	123
MSCI, Inc. 3.875% 2/15/2031[7]		215	179
MSCI, Inc. 3.625% 11/1/2031[7]		350	290
Murphy Oil Corp. 5.625% 5/1/2027		15	15
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	44
Nabors Industries, Inc. 7.375% 5/15/2027[7]		55	53
National Financial Partners Corp. 6.875% 8/15/2028[7]		105	87
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[7]		135	104
Navient Corp. 5.00% 3/15/2027		45	39
Navient Corp. 4.875% 3/15/2028		145	119
NCL Corp., Ltd. 5.875% 2/15/2027[7]		80	69
NCR Corp. 5.25% 10/1/2030[7]		15	12
Neiman Marcus Group, LLC 7.125% 4/1/2026[7]		85	80
Netflix, Inc. 4.875% 4/15/2028		45	44
Netflix, Inc. 4.875% 6/15/2030[7]		225	210
New Fortress Energy, Inc. 6.75% 9/15/2025[7]		50	47
New Fortress Energy, Inc. 6.50% 9/30/2026[7]		255	237
New York Life Global Funding 1.20% 8/7/2030[7]		2,725	2,094
Newell Rubbermaid, Inc. 4.70% 4/1/2026		80	75
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[7]		255	221
Nexstar Escrow Corp. 5.625% 7/15/2027[7]		115	106
NGL Energy Operating, LLC 7.50% 2/1/2026[7]		215	192
NGL Energy Partners, LP 7.50% 11/1/2023		200	195
Niagara Mohawk Power Corp. 3.508% 10/1/2024[7]		180	173
Northern Oil and Gas, Inc. 8.125% 3/1/2028[7]		335	322
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[7]		105	100
NortonLifeLock, Inc. 7.125% 9/30/2030[7]		160	157
Nova Chemicals Corp. 5.25% 6/1/2027[7]		20	18
Novelis Corp. 4.75% 1/30/2030[7]		80	71
Novelis Corp. 3.875% 8/15/2031[7]		20	16
NuStar Logistics, LP 5.625% 4/28/2027		80	75
Oasis Petroleum, Inc. 6.375% 6/1/2026[7]		35	34
Occidental Petroleum Corp. 6.375% 9/1/2028		194	196
Occidental Petroleum Corp. 8.875% 7/15/2030		25	28
Occidental Petroleum Corp. 6.625% 9/1/2030		125	129
Occidental Petroleum Corp. 6.125% 1/1/2031		65	66
Occidental Petroleum Corp. 6.45% 9/15/2036		18	18
Occidental Petroleum Corp. 6.60% 3/15/2046		15	15
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,008
Oleoducto Central SA 4.00% 7/14/2027[7]		2,535	2,241
Oleoducto Central SA 4.00% 7/14/2027		630	557
Open Text Corp. 3.875% 2/15/2028[7]		25	22
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[8,9]		155	151
Option Care Health, Inc. 4.375% 10/31/2029[7]		25	22
Oracle Corp. 2.65% 7/15/2026		2,327	2,142
Oracle Corp. 3.25% 11/15/2027		1,880	1,730
Oracle Corp. 3.60% 4/1/2050		980	664
Oracle Corp. 3.95% 3/25/2051		22	16
Orange SA 9.00% 3/1/2031[1]		2,434	2,985
Oxford Finance, LLC 6.375% 2/1/2027[7]		30	28
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	499
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	4,661
Panama (Republic of) 3.75% 4/17/2026[7]		465	439
Panther BF Aggregator 2, LP 6.25% 5/15/2026[7]		44	43
Panther BF Aggregator 2, LP 8.50% 5/15/2027[7]		85	83
Park Intermediate Holdings, LLC 4.875% 5/15/2029[7]		65	55

American Funds Insurance Series	217

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Party City Holdings, Inc. 8.75% 2/15/2026[7]	USD	5	$1
Performance Food Group, Inc. 5.50% 10/15/2027[7]		11	10
Peru (Republic of) 2.392% 1/23/2026		500	461
Petrobras Global Finance Co. 6.75% 6/3/2050		29	25
Petrobras Global Finance Co. 5.50% 6/10/2051		21	16
Petróleos Mexicanos 4.625% 9/21/2023		714	704
Petróleos Mexicanos 6.875% 10/16/2025		660	647
Petróleos Mexicanos 6.875% 8/4/2026		865	819
Petróleos Mexicanos 6.49% 1/23/2027		406	371
Petróleos Mexicanos 6.50% 3/13/2027		1,493	1,365
Petróleos Mexicanos 6.84% 1/23/2030		681	564
Petróleos Mexicanos 6.70% 2/16/2032		779	613
Petróleos Mexicanos 6.75% 9/21/2047		346	222
Petróleos Mexicanos 7.69% 1/23/2050		55	38
Petróleos Mexicanos 6.95% 1/28/2060		201	128
PG&E Corp. 5.00% 7/1/2028		145	133
PG&E Corp. 5.25% 7/1/2030		175	160
PGT Innovations, Inc. 4.375% 10/1/2029[7]		5	4
Philip Morris International, Inc. 5.125% 11/17/2027		315	318
Philip Morris International, Inc. 5.625% 11/17/2029		420	427
Philip Morris International, Inc. 2.10% 5/1/2030		634	514
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,589
Picard Midco, Inc. 6.50% 3/31/2029[7]		235	198
Post Holdings, Inc. 5.625% 1/15/2028[7]		85	80
Post Holdings, Inc. 5.50% 12/15/2029[7]		80	73
Post Holdings, Inc. 4.625% 4/15/2030[7]		444	384
Procter & Gamble Company 3.00% 3/25/2030		338	310
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023		960	963
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[7]		500	477
Qatar Petroleum 3.125% 7/12/2041[7]		2,895	2,235
Radiology Partners, Inc. 9.25% 2/1/2028[7]		245	138
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[7]		145	128
Raptor Acquisition Corp. 4.875% 11/1/2026[7]		180	160
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[7]		25	17
RLJ Lodging Trust, LP 4.00% 9/15/2029[7]		25	20
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[7]		20	17
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]		57	61
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[7]		40	32
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]		160	165
RP Escrow Issuer, LLC 5.25% 12/15/2025[7]		190	145
Russian Federation 4.25% 6/23/2027[3]		1,400	602
Ryan Specialty Group, LLC 4.375% 2/1/2030[7]		45	39
Sabre GLBL, Inc. 11.25% 12/15/2027[7]		75	77
Sally Holdings, LLC 5.625% 12/1/2025		48	46
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,485
Scentre Group 3.50% 2/12/2025[7]		210	201
Scentre Group 3.75% 3/23/2027[7]		110	101
Scientific Games Corp. 7.00% 5/15/2028[7]		20	19
Scientific Games Holdings, LP 6.625% 3/1/2030[7]		46	39
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[7]		115	99
Scotts Miracle-Gro Co. 4.50% 10/15/2029		140	114
Scotts Miracle-Gro Co. 4.375% 2/1/2032		55	42
Sealed Air Corp. 5.00% 4/15/2029[7]		40	38
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,404
Silgan Holdings, Inc. 4.125% 2/1/2028		80	74
Simmons Foods, Inc. 4.625% 3/1/2029[7]		160	130
Singapore Airlines, Ltd. 3.375% 1/19/2029		3,710	3,353
Sirius XM Radio, Inc. 4.00% 7/15/2028[7]		195	170
Sirius XM Radio, Inc. 3.875% 9/1/2031[7]		170	133
SkyMiles IP, Ltd. 4.75% 10/20/2028[7]		25	24

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
SM Energy Co. 5.625% 6/1/2025	USD	55	$53
SM Energy Co. 6.50% 7/15/2028		45	43
Sonic Automotive, Inc. 4.625% 11/15/2029[7]		45	36
Sonic Automotive, Inc. 4.875% 11/15/2031[7]		20	16
Southern California Edison Co. 2.85% 8/1/2029		200	174
Southwestern Energy Co. 5.95% 1/23/2025[1]		110	108
Southwestern Energy Co. 7.75% 10/1/2027		20	20
Southwestern Energy Co. 8.375% 9/15/2028		30	31
Southwestern Energy Co. 5.375% 3/15/2030		135	123
Southwestern Energy Co. 4.75% 2/1/2032		105	90
Spirit AeroSystems, Inc. 9.375% 11/30/2029[7]		17	18
Sprint Corp. 7.625% 3/1/2026		130	137
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		2,890	917
Stellantis Finance US, Inc. 1.711% 1/29/2027[7]		1,500	1,289
Stellantis Finance US, Inc. 5.625% 1/12/2028[7]		2,560	2,539
Stellantis Finance US, Inc. 2.691% 9/15/2031[7]		453	347
Stericycle, Inc. 3.875% 1/15/2029[7]		110	96
Studio City Finance, Ltd. 6.00% 7/15/2025[7]		200	174
Sunoco, LP 4.50% 5/15/2029		290	254
Sunoco, LP 4.50% 4/30/2030		35	30
Surgery Center Holdings 10.00% 4/15/2027[7]		103	105
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		12	8
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,7]		800	740
Talen Energy Corp. 7.25% 5/15/2027[7]		205	213
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		3,450	2,188
Tenet Healthcare Corp. 4.875% 1/1/2026[7]		245	232
Tenet Healthcare Corp. 6.125% 10/1/2028[7]		25	22
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		4,600	4,518
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		3,710	3,695
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		110	96
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,266
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		630	633
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[8,9]		245	218
T-Mobile US, Inc. 2.40% 3/15/2029		1,079	913
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	412
TransDigm, Inc. 6.25% 3/15/2026[7]		65	64
TransDigm, Inc. 5.50% 11/15/2027		35	33
TransDigm, Inc. 4.875% 5/1/2029		80	70
Transocean Guardian, Ltd. 5.875% 1/15/2024[7]		10	10
Transocean Poseidon, Ltd. 6.875% 2/1/2027[7]		66	64
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,7]		100	88
Triumph Group, Inc. 6.25% 9/15/2024[7]		35	33
U.S. Treasury 0.125% 1/31/2023		12,320	12,282
U.S. Treasury 2.625% 2/28/2023		6,900	6,882
U.S. Treasury 1.875% 8/31/2024		4,515	4,320
U.S. Treasury 3.25% 8/31/2024		1,065	1,043
U.S. Treasury 0.25% 8/31/2025		20,534	18,475
U.S. Treasury 2.875% 11/30/2025		5,400	5,198
U.S. Treasury 4.00% 12/15/2025		1,992	1,980
U.S. Treasury 0.375% 1/31/2026		14,610	13,004
U.S. Treasury 0.75% 8/31/2026		4,361	3,862
U.S. Treasury 0.875% 9/30/2026		11,098	9,858
U.S. Treasury 1.125% 10/31/2026		1,698	1,519
U.S. Treasury 2.50% 3/31/2027		9,560	8,975
U.S. Treasury 3.875% 11/30/2027		105,639	105,067
U.S. Treasury 1.625% 8/15/2029		10,760	9,336
U.S. Treasury 1.375% 11/15/2031[12]		25,783	20,999

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury 1.875% 2/15/2032	USD	2,000	$1,696
U.S. Treasury 4.125% 11/15/2032		1,169	1,192
U.S. Treasury 1.125% 5/15/2040		9,170	5,754
U.S. Treasury 1.875% 2/15/2041[12]		18,740	13,274
U.S. Treasury 1.75% 8/15/2041		6,050	4,151
U.S. Treasury 2.375% 2/15/2042		2,872	2,195
U.S. Treasury 3.00% 8/15/2048		5,045	4,164
U.S. Treasury 2.00% 8/15/2051		5,755	3,788
U.S. Treasury 3.00% 8/15/2052[12]		29,749	24,666
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,239	2,089
UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,7]		1,950	1,897
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,7]		2,265	2,228
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[8,9]		75	69
Ukraine 7.75% 9/1/2024[3]		6,210	1,544
Ukraine 7.75% 9/1/2026[3]		1,570	338
Ukraine 6.876% 5/21/2031[3]		1,269	244
Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,11]		2,100	2,070
Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,11]		10,300	10,329
Unisys Corp. 6.875% 11/1/2027[7]		35	27
United Natural Foods, Inc. 6.75% 10/15/2028[7]		235	226
United Rentals, Inc. 4.875% 1/15/2028		30	29
United Rentals, Inc. 6.00% 12/15/2029[7]		315	314
Univision Communications, Inc. 4.50% 5/1/2029[7]		240	201
Univision Communications, Inc. 7.375% 6/30/2030[7]		145	139
US Foods, Inc. 4.625% 6/1/2030[7]		35	31
Vail Resorts, Inc. 6.25% 5/15/2025[7]		120	120
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[7]		75	64
Valvoline, Inc. 3.625% 6/15/2031[7]		85	70
Venator Finance SARL 9.50% 7/1/2025[7]		185	134
Venator Finance SARL 5.75% 7/15/2025[7]		140	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[7]		35	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[7]		125	107
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[7]		65	53
Verizon Communications, Inc. 3.15% 3/22/2030		575	508
Verizon Communications, Inc. 2.55% 3/21/2031		2,100	1,732
VICI Properties, LP 4.375% 5/15/2025		1,563	1,520
VICI Properties, LP 4.625% 12/1/2029[7]		15	14
VICI Properties, LP 4.125% 8/15/2030[7]		420	368
VZ Secured Financing BV 5.00% 1/15/2032[7]		200	163
W. R. Grace Holdings, LLC 5.625% 8/15/2029[7]		20	16
Warner Music Group 3.75% 12/1/2029[7]		125	108
Warner Music Group 3.875% 7/15/2030[7]		135	117
Warner Music Group 3.00% 2/15/2031[7]		80	64
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[7]		917	758
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[7]		1,928	1,482
Warrior Met Coal, Inc. 7.875% 12/1/2028[7]		140	138
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[7]		320	302
WEA Finance, LLC 3.75% 9/17/2024[7]		535	506
Weatherford International, Ltd. 11.00% 12/1/2024[7]		5	5
Weatherford International, Ltd. 6.50% 9/15/2028[7]		65	64
Weatherford International, Ltd. 8.625% 4/30/2030[7]		65	63
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,370
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,363
WESCO Distribution, Inc. 7.125% 6/15/2025[7]		180	183
WESCO Distribution, Inc. 7.25% 6/15/2028[7]		245	249
Western Global Airlines, LLC 10.375% 8/15/2025[7]		15	11
Western Midstream Operating, LP 3.35% 2/1/2025[1]		85	81
Western Midstream Operating, LP 4.75% 8/15/2028		65	59
Western Midstream Operating, LP 5.50% 2/1/2050[1]		25	21

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD	1,250	$1,147
WeWork Companies, LLC 5.00% 7/10/2025[7]		50	17
Wyndham Destinations, Inc. 6.625% 7/31/2026[7]		65	64
Wynn Las Vegas, LLC 4.25% 5/30/2023[7]		38	38
Wynn Resorts Finance, LLC 7.75% 4/15/2025[7]		180	179
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[8,9]		110	100
Ziggo Bond Co. BV 5.125% 2/28/2030[7]		200	162
Ziggo Bond Finance BV 4.875% 1/15/2030[7]		300	252
			669,959

Total bonds, notes & other debt instruments (cost: $1,515,444,000)			1,337,877

Investment funds 3.29%	Shares
U.S. dollars 3.29%
Capital Group Central Corporate Bond Fund[13]	5,972,524	48,676

Total investment funds (cost: $47,079,000)		48,676

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,7,14]	48	20

Total preferred securities (cost: $49,000)		20

Common stocks 0.01%
U.S. dollars 0.01%
Constellation Oil Services Holding SA, Class B-1[6,14]	1,214,969	134
Bighorn Permian Resources, LLC[6]	531	—	[15]

Total common stocks (cost: $0)		134

Short-term securities 6.79%	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 6.78%
DNB Bank ASA 3/2/2023[7]	4.273%	USD	35,000	34,740
NRW.Bank 2/6/2023[7]	4.192		31,100	30,957
Oesterreich Kontrollbank 2/21/2023	4.245		35,000	34,773
				100,470

			Shares
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[13,16]			1,674	167

Total short-term securities (cost: $100,664,000)				100,637
Total investment securities 100.37% (cost: $1,663,236,000)				1,487,344
Other assets less liabilities (0.37)%				(5,450)

Net assets 100.00%				$1,481,894

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	60	March 2023	USD	6,771	$(87)
2 Year U.S. Treasury Note Futures	Long	130	March 2023		26,660	31
5 Year Euro-Bobl Futures	Long	236	March 2023		29,242	(987)
5 Year U.S. Treasury Note Futures	Long	1,196	March 2023		129,084	(139)
10 Year Euro-Bund Futures	Long	95	March 2023		13,518	(880)
10 Year Italy Government Bond Futures	Long	71	March 2023		8,278	(663)
10 Year Japanese Government Bond Futures	Long	9	March 2023		9,975	(41)
10 Year U.S. Treasury Note Futures	Long	328	March 2023		36,833	(201)
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2023		(20,699)	123
10 Year UK Gilt Futures	Short	44	March 2023		(5,314)	335
20 Year U.S. Treasury Bond Futures	Long	65	March 2023		8,147	(131)
30 Year Euro-Buxl Futures	Long	57	March 2023		8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures	Short	170	March 2023		(22,833)	183
						$(3,987)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	8,431,290	USD	6,478	Bank of America	1/9/2023	$219
HUF	1,284,310	EUR	3,067	UBS AG	1/10/2023	145
PLN	20,540	EUR	4,330	HSBC Bank	1/10/2023	45
DKK	17,400	USD	2,465	UBS AG	1/10/2023	42
PLN	3,330	USD	739	UBS AG	1/10/2023	20
SEK	23,400	USD	2,256	UBS AG	1/10/2023	(12)
USD	6,519	AUD	9,680	HSBC Bank	1/10/2023	(75)
USD	2,058	HUF	818,090	UBS AG	1/10/2023	(127)
EUR	6,800	USD	7,143	Bank of America	1/11/2023	142
CNH	154,697	USD	22,271	Citibank	1/11/2023	105
USD	1,405	EUR	1,320	Bank of America	1/11/2023	(9)
USD	2,019	EUR	1,900	Bank of America	1/11/2023	(17)
SEK	22,100	USD	2,141	Bank of America	1/11/2023	(22)
NZD	1,070	USD	682	Morgan Stanley	1/12/2023	(2)
JPY	2,083,770	USD	15,470	Bank of America	1/13/2023	438
CNH	146,490	USD	21,104	JPMorgan Chase	1/13/2023	89
USD	4,476	GBP	3,660	Morgan Stanley	1/13/2023	50
PLN	18,110	EUR	3,807	UBS AG	1/13/2023	50
CHF	2,790	USD	2,985	UBS AG	1/13/2023	37
USD	3,682	CAD	4,970	Standard Chartered Bank	1/13/2023	11
EUR	9,477	DKK	70,470	BNP Paribas	1/13/2023	(1)
USD	807	NOK	7,930	UBS AG	1/13/2023	(3)
USD	19,831	MXN	394,043	UBS AG	1/13/2023	(336)
EUR	6,752	PLN	31,970	HSBC Bank	1/17/2023	(48)
JPY	6,231,228	USD	45,941	Standard Chartered Bank	1/20/2023	1,678
JPY	3,696,640	USD	27,194	Standard Chartered Bank	1/20/2023	1,056
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	232
JPY	573,812	AUD	6,280	HSBC Bank	1/20/2023	105
CAD	16,753	USD	12,310	Bank of America	1/20/2023	64
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(92)
USD	14,203	DKK	100,190	Bank of America	1/20/2023	(244)

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$(266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP	10,038,860	Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65
						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(70)	$—	$(70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(600)	—	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(231)	—	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(572)	—	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(95)	—	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(95)	—	(95)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(106)	—	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(206)	—	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(215)	—	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		12,043	(220)	—	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(221)	—	(221)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(228)	—	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(228)	—	(228)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(252)	—	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(283)	—	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(284)	—	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(24)	—	(24)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	7,210	(183)	—	(183)
2.42%	Annual	SONIA	Annual	5/5/2024		42,400	(1,114)	—	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024		40,870	(1,101)	—	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024		40,530	(1,386)	—	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024		41,140	(468)	—	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(198)	—	(198)

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium		Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)		at 12/31/2022 (000)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	$(205)	$—		$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(253)	—	[15]	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(53)	—		(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(55)	—		(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(160)	—	[15]	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(53)	—		(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(106)	—		(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(226)	—		(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(623)	—		(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(64)	—		(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(94)	—		(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(209)	—		(209)
							$(10,966)	$—	[15]	$(10,966)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)		Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650		$331		$350	$(19)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2022 (000)	[18]	Upfront premium (received) paid (000)	Unrealized appreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138		$118		$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747		781		547	234
						$899		$413	$486

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$—	$47,078	$—	$—	$1,598	$48,676	$306
Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[16]	144,080	923,691	1,067,610	17	(11)	167	2,751
Total 3.30%				$17	$1,587	$48,843	$3,057

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Restricted securities2

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327	.36%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091	.14
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	6,045	5,177	.35
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,381	2,944	.20
Total		$18,354	$15,539	1.05%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.51%
Energy 14.19%
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[1]	USD	295	$293
Altera Infrastructure, LP 8.50% 7/15/2023[1,2,3]		2,009	375
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	522
Antero Resources Corp. 7.625% 2/1/2029[1]		244	246
Antero Resources Corp. 5.375% 3/1/2030[1]		230	214
Apache Corp. 6.00% 1/15/2037		165	153
Apache Corp. 5.10% 9/1/2040		695	578
Apache Corp. 4.75% 4/15/2043		265	200
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 11/1/2025[1,4,5]		228	242
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	1,982
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	210
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	266
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,245	1,112
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,610	1,409
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	493
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]		905	829
California Resources Corp. 7.125% 2/1/2026[1]		390	375
Callon Petroleum Co. 7.50% 6/15/2030[1]		515	472
Centennial Resource Production, LLC 6.875% 4/1/2027[1]		440	416
Cheniere Energy Partners, LP 4.50% 10/1/2029		938	846
Cheniere Energy Partners, LP 4.00% 3/1/2031		413	352
Cheniere Energy Partners, LP 3.25% 1/31/2032		615	490
Cheniere Energy, Inc. 4.625% 10/15/2028		3,831	3,470
Chesapeake Energy Corp. 4.875% 4/15/2022[2]		4,300	97
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		1,000	966
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		1,670	1,585
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		380	371
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	230
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,161
CNX Resources Corp. 6.00% 1/15/2029[1]		1,669	1,538
CNX Resources Corp. 7.375% 1/15/2031[1]		856	822
Comstock Resources, Inc. 6.75% 3/1/2029[1]		910	823
Comstock Resources, Inc. 5.875% 1/15/2030[1]		770	663
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[6]		3,114	1,843
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	341
Crestwood Midstream Partners, LP 5.75% 4/1/2025		250	244
Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]		290	270
Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]		575	528
Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]		1,675	1,669
Devon Energy Corp. 5.875% 6/15/2028		202	205
Devon Energy Corp. 4.50% 1/15/2030		493	460
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,5,6]		68	65
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6]		62	58
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,503	1,294
DT Midstream, Inc. 4.375% 6/15/2031[1]		832	699
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		945	914
Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]		1,080	1,002
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		80	70
Energean PLC 6.50% 4/30/2027[1]		380	354
EnLink Midstream Partners, LLC 5.625% 1/15/2028[1]		445	425
EQM Midstream Partners, LP 4.125% 12/1/2026		127	113
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		405	397
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		2,345	2,245
EQM Midstream Partners, LP 5.50% 7/15/2028		881	789
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	703
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		1,078	1,040
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,645	1,348
EQM Midstream Partners, LP 6.50% 7/15/2048		910	684
EQT Corp. 6.125% 2/1/2025[7]		250	251
EQT Corp. 5.00% 1/15/2029		290	273

226	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 7.25% 2/1/2030[7]	USD	300	$312
EQT Corp. 3.625% 5/15/2031[1]		500	424
Genesis Energy, LP 5.625% 6/15/2024		120	116
Genesis Energy, LP 6.50% 10/1/2025		1,886	1,805
Genesis Energy, LP 6.25% 5/15/2026		320	293
Genesis Energy, LP 8.00% 1/15/2027		2,825	2,672
Genesis Energy, LP 7.75% 2/1/2028		87	80
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,387
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,947	1,863
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,300	1,113
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		630	577
Hess Midstream Partners, LP 5.125% 6/15/2028[1]		851	788
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	132
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	878
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	821
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		728	631
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		835	722
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[1]		220	216
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/2028[1]		260	237
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[1]		460	442
Independence Energy Finance, LLC 7.25% 5/1/2026[1]		500	472
Kinetik Holdings, LP 5.875% 6/15/2030[1]		500	470
Murphy Oil Corp. 5.75% 8/15/2025		139	137
Murphy Oil Corp. 5.625% 5/1/2027		135	131
Murphy Oil Corp. 6.375% 7/15/2028		415	400
Murphy Oil USA, Inc. 4.75% 9/15/2029		820	752
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,065	878
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,540	1,494
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		320	302
Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]		1,250	1,216
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,625	1,541
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		4,175	3,885
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,670	7,735
NGL Energy Partners, LP 6.125% 3/1/2025		2,054	1,677
NGL Energy Partners, LP 7.50% 4/15/2026		650	498
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,805	1,735
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		625	593
NuStar Logistics, LP 6.00% 6/1/2026		286	276
Oasis Petroleum, Inc. 6.375% 6/1/2026[1]		995	970
Occidental Petroleum Corp. 5.875% 9/1/2025		710	709
Occidental Petroleum Corp. 6.375% 9/1/2028		225	227
Occidental Petroleum Corp. 8.875% 7/15/2030		650	735
Occidental Petroleum Corp. 6.625% 9/1/2030		990	1,025
Occidental Petroleum Corp. 6.125% 1/1/2031		640	647
Occidental Petroleum Corp. 6.45% 9/15/2036		125	128
Occidental Petroleum Corp. 6.60% 3/15/2046		605	624
Occidental Petroleum Corp. 4.20% 3/15/2048		165	127
Parkland Corp. 4.625% 5/1/2030[1]		835	692
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		80	72
PDC Energy, Inc. 5.75% 5/15/2026		600	574
Petrobras Global Finance Co. 6.75% 6/3/2050		288	252
Petrobras Global Finance Co. 5.50% 6/10/2051		202	155
Petróleos Mexicanos 6.875% 10/16/2025		350	343
Petróleos Mexicanos 8.75% 6/2/2029		732	687
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	305
Range Resources Corp. 4.875% 5/15/2025		362	344
Range Resources Corp. 8.25% 1/15/2029		900	929
Range Resources Corp. 4.75% 2/15/2030[1]		970	856
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		550	495
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		371	345
Sanchez Energy Corp. 7.25% 2/15/2023[1,2]		739	12

American Funds Insurance Series	227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
SM Energy Co. 5.625% 6/1/2025	USD	430	$413
Southwestern Energy Co. 5.95% 1/23/2025[7]		215	212
Southwestern Energy Co. 7.75% 10/1/2027		272	278
Southwestern Energy Co. 8.375% 9/15/2028		565	584
Southwestern Energy Co. 5.375% 2/1/2029		340	316
Southwestern Energy Co. 5.375% 3/15/2030		2,470	2,257
Southwestern Energy Co. 4.75% 2/1/2032		1,225	1,049
Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/2031[1]		335	285
Sunoco, LP 6.00% 4/15/2027		547	540
Sunoco, LP 5.875% 3/15/2028		290	275
Sunoco, LP 4.50% 5/15/2029		1,735	1,520
Sunoco, LP 4.50% 4/30/2030		1,680	1,461
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	86
Targa Resources Partners, LP 6.50% 7/15/2027		133	134
Targa Resources Partners, LP 6.875% 1/15/2029		915	924
Targa Resources Partners, LP 5.50% 3/1/2030		802	756
Targa Resources Partners, LP 4.875% 2/1/2031		695	629
Transocean Guardian, Ltd. 5.875% 1/15/2024[1]		92	90
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		337	328
Transocean, Inc. 6.125% 8/1/2025[1]		178	174
Transocean, Inc. 7.25% 11/1/2025[1]		500	443
Transocean, Inc. 11.50% 1/30/2027[1]		95	95
Transocean, Inc. 6.80% 3/15/2038		300	190
USA Compression Partners, LP 6.875% 4/1/2026		669	643
USA Compression Partners, LP 6.875% 9/1/2027		247	231
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,795	2,386
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		650	532
Weatherford International, Ltd. 11.00% 12/1/2024[1]		185	189
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,130	2,091
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,485	3,353
Western Gas Partners, LP 4.50% 3/1/2028		979	904
Western Midstream Operating, LP 3.35% 2/1/2025[7]		369	350
Western Midstream Operating, LP 4.75% 8/15/2028		160	146
Western Midstream Operating, LP 4.30% 2/1/2030[7]		480	420
Western Midstream Operating, LP 5.50% 2/1/2050[7]		770	636
			117,959

Consumer discretionary 12.43%
Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]		525	490
Affinity Gaming 6.875% 12/15/2027[1]		1,040	883
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		508	466
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		716	624
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		490	406
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		2,790	2,029
Asbury Automotive Group, Inc. 4.50% 3/1/2028		250	220
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,304
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,070	882
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	227
AutoNation, Inc. 2.40% 8/1/2031		610	440
Bath & Body Works, Inc. 6.625% 10/1/2030[1]		540	508
Bath & Body Works, Inc. 6.875% 11/1/2035		1,316	1,172
Bath & Body Works, Inc. 6.75% 7/1/2036		655	577
Beazer Homes USA, Inc. 5.875% 10/15/2027		540	473
Boyd Gaming Corp. 4.75% 12/1/2027		441	411
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	301
Boyne USA, Inc. 4.75% 5/15/2029[1]		570	505
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,056
Caesars Entertainment, Inc. 8.125% 7/1/2027[1]		665	655
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		560	457
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	338

228	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Carnival Corp. 10.50% 2/1/2026[1]	USD	1,405	$1,414
Carnival Corp. 4.00% 8/1/2028[1]		3,000	2,452
Carnival Corp. 6.00% 5/1/2029[1]		655	438
Carnival Corp. 10.50% 6/1/2030[1]		100	81
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[1]		615	552
CEC Entertainment, Inc. 6.75% 5/1/2026[1]		320	298
Dana, Inc. 4.25% 9/1/2030		200	161
Dana, Inc. 4.50% 2/15/2032		375	300
Empire Communities Corp. 7.00% 12/15/2025[1]		475	430
Empire Resorts, Inc. 7.75% 11/1/2026[1]		470	378
Everi Holdings, Inc. 5.00% 7/15/2029[1]		95	82
Fertitta Entertainment, Inc. 4.625% 1/15/2029[1]		1,260	1,068
Fertitta Entertainment, Inc. 6.75% 1/15/2030[1]		4,090	3,307
First Student Bidco, Inc. 4.00% 7/31/2029[1]		2,135	1,769
Ford Motor Co. 5.291% 12/8/2046		70	54
Ford Motor Credit Company, LLC 5.125% 6/16/2025		2,215	2,134
Ford Motor Credit Company, LLC 3.375% 11/13/2025		465	421
Ford Motor Credit Company, LLC 4.542% 8/1/2026		1,460	1,348
Ford Motor Credit Company, LLC 2.70% 8/10/2026		350	304
Ford Motor Credit Company, LLC 4.271% 1/9/2027		525	476
Ford Motor Credit Company, LLC 4.95% 5/28/2027		370	346
Ford Motor Credit Company, LLC 4.125% 8/17/2027		835	749
Ford Motor Credit Company, LLC 3.815% 11/2/2027		880	775
Ford Motor Credit Company, LLC 2.90% 2/16/2028		300	248
Ford Motor Credit Company, LLC 5.113% 5/3/2029		200	182
Ford Motor Credit Company, LLC 4.00% 11/13/2030		570	469
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		615	522
Hanesbrands, Inc. 4.625% 5/15/2024[1]		1,945	1,887
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,624	1,454
Hilton Grand Vacations Borrower 5.00% 6/1/2029[1]		591	509
Hilton Worldwide Holdings, Inc. 3.75% 5/1/2029[1]		200	173
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		408	370
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]		1,520	1,275
International Game Technology PLC 6.50% 2/15/2025[1]		911	918
International Game Technology PLC 4.125% 4/15/2026[1]		915	855
International Game Technology PLC 5.25% 1/15/2029[1]		4,120	3,846
Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]		505	456
KB Home 6.875% 6/15/2027		330	333
KB Home 7.25% 7/15/2030		330	321
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	303
Las Vegas Sands Corp. 3.20% 8/8/2024		400	378
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		2,565	2,057
Levi Strauss & Co. 3.50% 3/1/2031[1]		430	342
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	186
Lithia Motors, Inc. 4.625% 12/15/2027[1]		270	244
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,165	959
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	677
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/2026[1]		335	297
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	468
Marriott International, Inc. 3.50% 10/15/2032		470	392
Marriott International, Inc. 2.75% 10/15/2033		430	329
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		370	307
Mattel, Inc. 3.75% 4/1/2029[1]		490	431
Melco International Development, Ltd. 4.875% 6/6/2025[1]		440	405
Melco International Development, Ltd. 5.75% 7/21/2028[1]		595	498
Melco International Development, Ltd. 5.375% 12/4/2029[1]		1,221	982
Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]		300	264
Merlin Entertainment 5.75% 6/15/2026[1]		492	461
MGM Resorts International 6.00% 3/15/2023		281	281
MGM Resorts International 5.50% 4/15/2027		401	374
Mohegan Gaming & Entertainment 8.00% 2/1/2026[1]		370	347

American Funds Insurance Series	229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 9.318% 9/9/2026[4,5]	USD	512	$506
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	257
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	319
NCL Corp., Ltd. 5.875% 2/15/2027[1]		1,510	1,310
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	271
Neiman Marcus Group, LLC 7.125% 4/1/2026[1]		1,650	1,549
Panther BF Aggregator 2, LP 6.25% 5/15/2026[1]		140	137
Panther BF Aggregator 2, LP 8.50% 5/15/2027[1]		455	445
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[1,5]		240	65
Party City Holdings, Inc. 8.75% 2/15/2026[1]		7,577	2,197
Party City Holdings, Inc. 6.625% 8/1/2026[1]		500	13
Penske Automotive Group, Inc. 3.75% 6/15/2029		670	545
PetSmart, Inc. 4.75% 2/15/2028[1]		710	644
PetSmart, Inc. 7.75% 2/15/2029[1]		1,190	1,120
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		1,065	787
Premier Entertainment Sub, LLC 5.875% 9/1/2031[1]		375	266
QVC, Inc. 4.85% 4/1/2024		75	70
QVC, Inc. 4.375% 9/1/2028		121	73
Raptor Acquisition Corp. 4.875% 11/1/2026[1]		550	489
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[1]		480	330
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		2,371	2,548
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,820	1,473
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	602
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,107
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,370	1,009
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		710	568
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,786
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,039
Sally Holdings, LLC 5.625% 12/1/2025		1,030	994
Sands China, Ltd. 5.625% 8/8/2025		275	263
Sands China, Ltd. 5.90% 8/8/2028		200	188
Sands China, Ltd. 4.875% 6/18/2030		550	484
Sands China, Ltd. 3.75% 8/8/2031[7]		560	441
Scientific Games Corp. 8.625% 7/1/2025[1]		1,215	1,242
Scientific Games Corp. 7.00% 5/15/2028[1]		985	941
Scientific Games Corp. 7.25% 11/15/2029[1]		960	923
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		845	715
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,565	1,255
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,180	1,717
Studio City Finance, Ltd. 6.00% 7/15/2025[1]		690	599
Studio City Finance, Ltd. 5.00% 1/15/2029[1]		550	407
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		435	366
The Gap, Inc. 3.625% 10/1/2029[1]		170	120
The Gap, Inc. 3.875% 10/1/2031[1]		108	76
The Home Co., Inc. 7.25% 10/15/2025[1]		660	568
Travel + Leisure Co. 6.00% 4/1/2027		205	195
Travel + Leisure Co. 4.50% 12/1/2029[1]		1,155	943
Universal Entertainment Corp. 8.50% 12/11/2024[1]		2,945	2,751
Vail Resorts, Inc. 6.25% 5/15/2025[1]		315	316
VICI Properties, LP 4.25% 12/1/2026[1]		462	432
VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]		447	443
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,175
Wheel Pros, Inc. 6.50% 5/15/2029[1]		1,280	454
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/2028[4,5]		948	647
Wyndham Destinations, Inc. 6.625% 7/31/2026[1]		695	681
Wyndham Destinations, Inc. 4.625% 3/1/2030[1]		400	332
Wyndham Worldwide Corp. 4.375% 8/15/2028[1]		765	688
Wynn Las Vegas, LLC 4.25% 5/30/2023[1]		861	850
Wynn Macau, Ltd. 5.625% 8/26/2028[1]		900	771

230	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]	USD	494	$492
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	414
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[4,5]		465	421
			103,390

Communication services 10.50%
Altice France Holding SA 10.50% 5/15/2027[1]		1,650	1,262
Altice France SA 5.125% 7/15/2029[1]		1,677	1,260
Brightstar Escrow Corp. 9.75% 10/15/2025[1]		140	129
Cablevision Systems Corp. 5.375% 2/1/2028[1]		457	369
CCO Holdings, LLC 5.00% 2/1/2028[1]		586	533
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	283
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,437	2,972
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,509
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,065	2,465
CCO Holdings, LLC 4.75% 2/1/2032[1]		1,225	996
CCO Holdings, LLC 4.50% 5/1/2032		1,024	817
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,330	1,023
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,040	1,510
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/2026[1]		102	99
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/2029[1]		360	326
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		140	109
Centerfield Media Parent, Inc. 6.625% 8/1/2026[1]		960	616
Cinemark USA, Inc. 5.875% 3/15/2026[1]		278	232
Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/2028[1]		570	417
Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/2029[1]		315	232
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		450	409
Connect Finco SARL 6.75% 10/1/2026[1]		725	673
Consolidated Communications, Inc. 5.00% 10/1/2028[1]		225	166
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	492
CSC Holdings, LLC 3.375% 2/15/2031[1]		700	458
Diamond Sports Group, LLC 5.375% 8/15/2026[1]		503	60
Diamond Sports Group, LLC 6.625% 8/15/2027[1]		1,056	12
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,010	2,699
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[4,5]		1,655	1,613
DISH Network Corp. 11.75% 11/15/2027[1]		3,950	4,073
Embarq Corp. 7.995% 6/1/2036		2,867	1,339
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 12.134% 7/31/2028[4,5]		365	361
Frontier Communications Corp. 5.875% 10/15/2027[1]		1,455	1,354
Frontier Communications Corp. 5.00% 5/1/2028[1]		3,780	3,304
Frontier Communications Corp. 6.75% 5/1/2029[1]		1,990	1,649
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,390	1,077
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	590
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		970	988
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		925	668
Gray Television, Inc. 5.875% 7/15/2026[1]		203	181
Gray Television, Inc. 7.00% 5/15/2027[1]		1,018	904
Gray Television, Inc. 4.75% 10/15/2030[1]		397	288
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		1,995	1,693
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	204
Iliad Holding SAS 6.50% 10/15/2026[1]		630	585
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[4,5]		385	357
Lamar Media Corp. 3.75% 2/15/2028		61	55
Lamar Media Corp. 4.875% 1/15/2029		300	277
Lamar Media Corp. 4.00% 2/15/2030		260	228
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		855	616

American Funds Insurance Series	231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Ligado Networks, LLC 15.50% PIK 11/1/2023[1,6]	USD	2,149	$701
Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]		250	223
Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]		425	363
Match Group, Inc. 4.625% 6/1/2028[1]		308	275
Match Group, Inc. 5.625% 2/15/2029[1]		300	280
McGraw-Hill Education, Inc. 5.75% 8/1/2028[1]		520	438
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		3,110	2,570
Netflix, Inc. 4.875% 4/15/2028		310	300
News Corp. 3.875% 5/15/2029[1]		1,620	1,408
News Corp. 5.125% 2/15/2032[1]		1,760	1,604
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[1]		2,910	2,522
Nexstar Escrow Corp. 5.625% 7/15/2027[1]		324	298
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		750	603
Sinclair Television Group, Inc. 4.125% 12/1/2030[1]		710	533
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		1,600	1,423
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,385	2,080
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		445	368
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,590	2,026
Sprint Corp. 7.625% 3/1/2026		480	506
Sprint Corp. 6.875% 11/15/2028		1,656	1,723
Sprint Corp. 8.75% 3/15/2032		1,751	2,088
TEGNA, Inc. 5.00% 9/15/2029		366	348
T-Mobile US, Inc. 3.375% 4/15/2029		860	759
Univision Communications, Inc. 5.125% 2/15/2025[1]		3,195	3,049
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,050	2,949
Univision Communications, Inc. 4.50% 5/1/2029[1]		4,500	3,772
Univision Communications, Inc. 7.375% 6/30/2030[1]		935	895
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/2029[4,5]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	359
Virgin Media O2 4.25% 1/31/2031[1]		1,975	1,603
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		990	829
VZ Secured Financing BV 5.00% 1/15/2032[1]		1,060	863
Warner Music Group 3.75% 12/1/2029[1]		1,645	1,417
Warner Music Group 3.875% 7/15/2030[1]		780	673
Warner Music Group 3.00% 2/15/2031[1]		225	180
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		298	246
Ziggo Bond Co. BV 5.125% 2/28/2030[1]		419	339
Ziggo Bond Finance BV 4.875% 1/15/2030[1]		1,350	1,132
			87,346

Materials 9.94%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	492
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		430	382
Allegheny Technologies, Inc. 5.875% 12/1/2027		180	172
Allegheny Technologies, Inc. 4.875% 10/1/2029		1,575	1,394
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,170	1,036
ArcelorMittal 7.00% 10/15/2039		488	497
ArcelorMittal 6.75% 3/1/2041		755	731
Arconic Corp. 6.00% 5/15/2025[1]		360	355
Arconic Rolled Products Corp. 6.125% 2/15/2028[1]		200	188
Ardagh Group SA 6.50% Cash 6/30/2027[1,6]		422	294
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		750	735
Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/2028[1]		500	425
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]		550	437
Ardagh Packaging Finance 4.125% 8/15/2026[1]		900	782
Avient Corp. 7.125% 8/1/2030[1]		335	328
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	426
Ball Corp. 6.875% 3/15/2028		1,065	1,095
Ball Corp. 2.875% 8/15/2030		160	128

232	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ball Corp. 3.125% 9/15/2031	USD	1,660	$1,335
BWAY Parent Co., Inc. 5.50% 4/15/2024[1]		1,464	1,427
BWAY Parent Co., Inc. 7.25% 4/15/2025[1]		625	579
BWAY Parent Co., Inc., Term Loan,
(3-month USD-LIBOR + 3.25%) 7.37% 4/3/2024[4,5]		255	250
CAN-PACK SA 3.875% 11/15/2029[1]		1,300	1,026
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		262	263
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	281
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,243	3,104
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,981	1,761
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,875	2,543
Crown Holdings, Inc. 5.25% 4/1/2030[1]		240	227
CVR Partners, LP 6.125% 6/15/2028[1]		1,125	1,011
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	349
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,893	3,797
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		2,926	2,775
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		7,610	7,156
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	398
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	372
FXI Holdings, Inc. 7.875% 11/1/2024[1]		6,248	5,204
FXI Holdings, Inc. 12.25% 11/15/2026[1]		7,432	6,165
GPC Merger Sub, Inc. 7.125% 8/15/2028[1]		334	279
Graphic Packaging International, LLC 3.75% 2/1/2030[1]		790	673
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/2029[4,5]		454	391
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	558
LABL, Inc. 5.875% 11/1/2028[1]		730	637
LABL, Inc. 8.25% 11/1/2029[1]		490	391
LSB Industries, Inc. 6.25% 10/15/2028[1]		1,620	1,484
Methanex Corp. 5.125% 10/15/2027		3,870	3,596
Methanex Corp. 5.25% 12/15/2029		1,217	1,082
Methanex Corp. 5.65% 12/1/2044		465	355
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,292	1,323
Mineral Resources, Ltd. 8.50% 5/1/2030[1]		1,270	1,289
Neon Holdings, Inc. 10.125% 4/1/2026[1]		595	508
Nova Chemicals Corp. 4.875% 6/1/2024[1]		760	737
Nova Chemicals Corp. 5.25% 6/1/2027[1]		2,036	1,834
Nova Chemicals Corp. 4.25% 5/15/2029[1]		2,330	1,908
Novelis Corp. 3.25% 11/15/2026[1]		825	741
Novelis Corp. 4.75% 1/30/2030[1]		563	500
Novelis Corp. 3.875% 8/15/2031[1]		1,122	918
Olin Corp. 5.625% 8/1/2029		200	190
Olin Corp. 5.00% 2/1/2030		180	165
Owens-Illinois, Inc. 5.875% 8/15/2023[1]		191	190
Owens-Illinois, Inc. 6.375% 8/15/2025[1]		265	260
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		2,185	1,879
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,225	988
Scotts Miracle-Gro Co. 4.50% 10/15/2029		379	308
Scotts Miracle-Gro Co. 4.375% 2/1/2032		455	344
Sealed Air Corp. 4.00% 12/1/2027[1]		316	287
Sealed Air Corp. 5.00% 4/15/2029[1]		690	650
Silgan Holdings, Inc. 4.125% 2/1/2028		377	350
SPCM SA 3.375% 3/15/2030[1]		400	323
Summit Materials, LLC 6.50% 3/15/2027[1]		360	353
Summit Materials, LLC 5.25% 1/15/2029[1]		755	704
Trivium Packaging BV 5.50% 8/15/2026[1]		330	303
Trivium Packaging BV 8.50% 8/15/2027[1]		703	646
Tronox, Ltd. 4.625% 3/15/2029[1]		730	608
Valvoline, Inc. 4.25% 2/15/2030[1]		353	343
Valvoline, Inc. 3.625% 6/15/2031[1]		410	337
Venator Finance SARL 9.50% 7/1/2025[1]		1,538	1,115

American Funds Insurance Series	233

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Venator Finance SARL 5.75% 7/15/2025[1]	USD	3,501	$1,201
W. R. Grace Holdings, LLC 5.625% 8/15/2029[1]		440	356
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		1,680	1,658
			82,682

Health care 9.93%
1375209 BC, Ltd. 9.00% 1/30/2028[1]		720	705
AdaptHealth, LLC 5.125% 3/1/2030[1]		625	533
Avantor Funding, Inc. 4.625% 7/15/2028[1]		2,380	2,167
Avantor Funding, Inc. 3.875% 11/1/2029[1]		500	420
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		1,789	1,255
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		252	132
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,591	1,258
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	169
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		865	590
Bausch Health Companies, Inc. 7.00% 1/15/2028[1]		413	200
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		1,357	653
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,163
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		310	149
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	165
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,712	824
Bausch Health Companies, Inc. 14.00% 10/15/2030[1]		550	329
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,762	1,828
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	270
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		285	227
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,310	1,036
Centene Corp. 4.25% 12/15/2027		344	323
Centene Corp. 2.45% 7/15/2028		2,255	1,908
Centene Corp. 4.625% 12/15/2029		2,035	1,864
Centene Corp. 3.375% 2/15/2030		422	358
Centene Corp. 3.00% 10/15/2030		720	592
Centene Corp. 2.50% 3/1/2031		1,245	977
Centene Corp. 2.625% 8/1/2031		400	315
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		561	518
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	602
Charles River Laboratories International, Inc. 4.00% 3/15/2031[1]		400	347
Community Health Systems, Inc. 8.00% 3/15/2026[1]		580	529
Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,645	1,414
Community Health Systems, Inc. 6.00% 1/15/2029[1]		348	292
Community Health Systems, Inc. 6.875% 4/15/2029[1]		240	124
Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,370	1,035
Community Health Systems, Inc. 4.75% 2/15/2031[1]		100	73
DaVita, Inc. 4.625% 6/1/2030[1]		850	686
Encompass Health Corp. 4.50% 2/1/2028		496	451
Encompass Health Corp. 4.75% 2/1/2030		285	251
Endo DAC 6.00% 6/30/2028[1,2]		2,313	127
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/2027[1,2]		311	44
Endo International PLC 5.875% 10/15/2024[1]		520	413
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[1]		660	502
Grifols Escrow Issuer SA 4.75% 10/15/2028[1]		630	545
HCA, Inc. 5.625% 9/1/2028		1,300	1,295
HCA, Inc. 5.875% 2/1/2029		255	255
HCA, Inc. 3.50% 9/1/2030		1,215	1,051
HCA, Inc. 4.625% 3/15/2052[1]		233	182
HCA, Inc. 7.50% 11/15/2095		250	269
HealthEquity, Inc. 4.50% 10/1/2029[1]		600	525
IMS Health Holdings, Inc. 5.00% 10/15/2026[1]		823	788
Jazz Securities DAC 4.375% 1/15/2029[1]		461	412
Mallinckrodt PLC 10.00% 4/15/2025[1]		939	808
Minerva Merger Sub, Inc. 6.50% 2/15/2030[1]		640	473

234	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[1]	USD	1,055	$965
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		2,309	1,960
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,275	1,893
Mozart Debt Merger Sub, Inc. 3.875% 4/1/2029[1]		220	178
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[1]		1,425	1,134
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	254
Organon Finance 1, LLC 4.125% 4/30/2028[1]		535	475
Owens & Minor, Inc. 4.375% 12/15/2024		1,185	1,147
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,145	914
Owens & Minor, Inc. 6.625% 4/1/2030[1]		675	581
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		4,665	3,555
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	1,054
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[4,5]		95	80
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,175	899
Select Medical Holdings Corp. 6.25% 8/15/2026[1]		554	528
Surgery Center Holdings 10.00% 4/15/2027[1]		244	249
Syneos Health, Inc. 3.625% 1/15/2029[1]		530	423
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		704	407
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/2027[4,5]		276	209
Tenet Healthcare Corp. 4.625% 7/15/2024		130	127
Tenet Healthcare Corp. 4.875% 1/1/2026[1]		5,600	5,307
Tenet Healthcare Corp. 6.25% 2/1/2027[1]		500	481
Tenet Healthcare Corp. 5.125% 11/1/2027[1]		265	247
Tenet Healthcare Corp. 4.625% 6/15/2028[1]		890	798
Tenet Healthcare Corp. 6.125% 10/1/2028[1]		740	664
Tenet Healthcare Corp. 4.25% 6/1/2029[1]		990	859
Tenet Healthcare Corp. 4.375% 1/15/2030[1]		1,340	1,162
Tenet Healthcare Corp. 6.875% 11/15/2031		100	90
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		3,379	3,319
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		1,984	1,976
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		3,314	2,905
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		570	516
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		1,888	1,845
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		6,865	6,123
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		412	253
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]		4,190	3,568
			82,566

Industrials 8.97%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		990	954
ADT Security Corp. 4.125% 8/1/2029[1]		200	170
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]		1,235	1,017
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		600	576
Atkore, Inc. 4.25% 6/1/2031[1]		385	331
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[4,5]		2,899	2,813
ATS Automation Tooling Systems, Inc. 4.125% 12/15/2028[1]		275	238
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	802
Avis Budget Group, Inc. 5.375% 3/1/2029[1]		1,215	1,041
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	647
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,680
BlueLinx Holdings, Inc. 6.00% 11/15/2029[1]		500	416
Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/2023[1]		132	132
Bombardier, Inc. 7.50% 3/15/2025[1]		593	588
Bombardier, Inc. 7.125% 6/15/2026[1]		3,395	3,300
Bombardier, Inc. 7.875% 4/15/2027[1]		3,978	3,867
Bombardier, Inc. 6.00% 2/15/2028[1]		1,335	1,236
Bombardier, Inc. 7.45% 5/1/2034[1]		450	452

American Funds Insurance Series	235

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Builders FirstSource, Inc. 4.25% 2/1/2032[1]	USD	735	$597
BWX Technologies, Inc. 4.125% 6/30/2028[1]		515	464
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,005	881
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	526
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,595	1,384
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		1,265	1,077
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	727
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,279	3,288
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[4,5]		660	480
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,295	1,063
Covanta Holding Corp. 5.00% 9/1/2030		1,590	1,287
Dun & Bradstreet Corp. 5.00% 12/15/2029[1]		1,585	1,358
Garda World Security Corp. 6.00% 6/1/2029[1]		150	122
GFL Environmental, Inc. 3.50% 9/1/2028[1]		765	673
Harsco Corp. 5.75% 7/31/2027[1]		700	554
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	187
Howmet Aerospace, Inc. 5.95% 2/1/2037		150	146
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		1,080	1,038
Icahn Enterprises, LP 5.25% 5/15/2027		277	254
Icahn Enterprises, LP 4.375% 2/1/2029		675	572
JELD-WEN Holding, Inc. 4.875% 12/15/2027[1]		543	410
LABL Escrow Issuer, LLC 6.75% 7/15/2026[1]		450	425
LABL Escrow Issuer, LLC 10.50% 7/15/2027[1]		1,310	1,221
LSC Communications, Inc. 8.75% 10/15/2023[1,2,3]		8,933	27
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,3,4,5]		301	1
Masonite International Corp. 3.50% 2/15/2030[1]		530	429
MasTec, Inc. 4.50% 8/15/2028[1]		460	413
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		3,543	3,530
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	242
Park River Holdings, Inc. 5.625% 2/1/2029[1]		775	517
PGT Innovations, Inc. 4.375% 10/1/2029[1]		1,125	943
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	514
PM General Purchaser, LLC 9.50% 10/1/2028[1]		2,428	1,855
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	411
Prime Security Services Borrower, LLC 6.25% 1/15/2028[1]		627	572
R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]		375	351
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		170	147
Rolls-Royce PLC 5.75% 10/15/2027[1]		720	687
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	412
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,975	1,859
Spirit AeroSystems, Inc. 4.60% 6/15/2028		1,410	1,141
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		980	1,033
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	426
Stericycle, Inc. 5.375% 7/15/2024[1]		1,135	1,120
Stericycle, Inc. 3.875% 1/15/2029[1]		940	821
The Brink’s Co. 4.625% 10/15/2027[1]		719	659
The Hertz Corp. 5.00% 12/1/2029[1]		380	289
Titan International, Inc. 7.00% 4/30/2028		750	709
TransDigm, Inc. 6.25% 3/15/2026[1]		1,638	1,619
TransDigm, Inc. 6.875% 5/15/2026		460	450
TransDigm, Inc. 6.375% 6/15/2026		240	234
TransDigm, Inc. 5.50% 11/15/2027		855	805
TransDigm, Inc. 4.625% 1/15/2029		155	137
TransDigm, Inc. 4.875% 5/1/2029		220	192
Triumph Group, Inc. 8.875% 6/1/2024[1]		633	645
Triumph Group, Inc. 6.25% 9/15/2024[1]		4,812	4,569
Triumph Group, Inc. 7.75% 8/15/2025		1,260	1,074
Uber Technologies, Inc. 8.00% 11/1/2026[1]		498	501
United Airlines, Inc. 4.375% 4/15/2026[1]		285	265
United Airlines, Inc. 4.625% 4/15/2029[1]		505	441

236	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Rentals, Inc. 4.875% 1/15/2028	USD	680	$646
United Rentals, Inc. 6.00% 12/15/2029[1]		910	906
United Rentals, Inc. 3.875% 2/15/2031		525	441
United Rentals, Inc. 3.75% 1/15/2032		450	368
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,330
WESCO Distribution, Inc. 7.125% 6/15/2025[1]		675	685
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		825	837
Western Global Airlines, LLC 10.375% 8/15/2025[1]		475	357
			74,604

Financials 7.26%
Advisor Group Holdings, LLC 6.25% 3/1/2028[1]		2,191	2,017
AG Merger Sub II, Inc. 10.75% 8/1/2027[1]		3,800	3,852
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,058	1,069
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		890	798
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,741	1,569
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,560	1,285
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,260	1,070
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]		2,875	2,379
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[4,5]		1,245	1,096
AssuredPartners, Inc. 8.00% 5/15/2027[1]		437	419
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	301
Blackstone Private Credit Fund 7.05% 9/29/2025[1]		640	636
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	490
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		1,115	972
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,320	699
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,090	526
Compass Diversified Holdings 5.25% 4/15/2029[1]		4,150	3,557
Compass Diversified Holdings 5.00% 1/15/2032[1]		1,230	979
Credit Acceptance Corp. 5.125% 12/31/2024[1]		275	259
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,4,5]		823	715
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,4]		1,097	879
FS Energy and Power Fund 7.50% 8/15/2023[1]		2,784	2,793
Hightower Holding, LLC 6.75% 4/15/2029[1]		905	761
HUB International, Ltd. 7.00% 5/1/2026[1]		2,080	2,040
HUB International, Ltd. 5.625% 12/1/2029[1]		240	210
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		725	603
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	132
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[7]		490	468
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,592	1,490
LPL Holdings, Inc. 4.00% 3/15/2029[1]		1,900	1,656
LPL Holdings, Inc. 4.375% 5/15/2031[1]		1,135	967
MGIC Investment Corp. 5.25% 8/15/2028		525	485
MSCI, Inc. 4.00% 11/15/2029[1]		900	785
MSCI, Inc. 3.625% 9/1/2030[1]		66	55
MSCI, Inc. 3.875% 2/15/2031[1]		1,450	1,208
MSCI, Inc. 3.625% 11/1/2031[1]		2,055	1,702
MSCI, Inc. 3.25% 8/15/2033[1]		945	731
National Financial Partners Corp. 6.875% 8/15/2028[1]		739	611
Navient Corp. 5.50% 1/25/2023		684	684
Navient Corp. 6.125% 3/25/2024		1,047	1,027
Navient Corp. 5.875% 10/25/2024		1,405	1,362
Navient Corp. 6.75% 6/25/2025		550	529
Navient Corp. 6.75% 6/15/2026		640	608
Navient Corp. 5.00% 3/15/2027		2,883	2,529
Navient Corp. 4.875% 3/15/2028		320	264
Navient Corp. 5.50% 3/15/2029		2,280	1,864
Navient Corp. 5.625% 8/1/2033		1,478	1,056
OneMain Finance Corp. 3.875% 9/15/2028		206	164

American Funds Insurance Series	237

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
OneMain Holdings, Inc. 7.125% 3/15/2026	USD	1,335	$1,272
Owl Rock Capital Corp. 3.75% 7/22/2025		600	555
Owl Rock Capital Corp. 3.40% 7/15/2026		290	254
Owl Rock Capital Corp. II 4.625% 11/26/2024[1]		450	428
Owl Rock Capital Corp. III 3.125% 4/13/2027		600	495
Owl Rock Core Income Corp. 4.70% 2/8/2027		800	722
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,893	1,764
Quicken Loans, LLC 3.625% 3/1/2029[1]		455	361
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	447
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		615	533
Springleaf Finance Corp. 6.125% 3/15/2024		367	356
Springleaf Finance Corp. 6.625% 1/15/2028		340	314
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		570	500
			60,352

Information technology 4.50%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[4,5]		270	239
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[4,5]		3,899	2,932
Black Knight, Inc. 3.625% 9/1/2028[1]		410	357
Block, Inc. 2.75% 6/1/2026		1,455	1,302
Block, Inc. 3.50% 6/1/2031		1,570	1,255
BMC Software, Inc. 7.125% 10/2/2025[1]		180	175
BMC Software, Inc. 9.125% 3/1/2026[1]		240	227
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[4,5]		1,170	1,080
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		450	399
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	511
CDK Global, Inc. 7.25% 6/15/2029[1]		1,460	1,430
Ciena Corp. 4.00% 1/31/2030[1]		440	388
CommScope Finance, LLC 6.00% 3/1/2026[1]		430	398
CommScope Finance, LLC 8.25% 3/1/2027[1]		360	280
CommScope Technologies, LLC 6.00% 6/15/2025[1]		380	347
CommScope Technologies, LLC 5.00% 3/15/2027[1]		220	150
Condor Merger Sub, Inc. 7.375% 2/15/2030[1]		400	322
Diebold Nixdorf, Inc. 9.375% 7/15/2025[1]		7,523	5,380
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,3,6]		1,324	797
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,4,5]		2,084	1,404
Elastic NV 4.125% 7/15/2029[1]		350	283
Entegris Escrow Corp. 4.75% 4/15/2029[1]		790	722
Fair Isaac Corp. 4.00% 6/15/2028[1]		1,195	1,087
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[4,5]	EUR	846	783
Gartner, Inc. 4.50% 7/1/2028[1]	USD	2,098	1,960
Gartner, Inc. 3.625% 6/15/2029[1]		154	135
Gartner, Inc. 3.75% 10/1/2030[1]		1,001	864
GoDaddy Operating Co. 5.25% 12/1/2027[1]		390	370
GoDaddy Operating Co. 3.50% 3/1/2029[1]		210	176
Imola Merger Corp. 4.75% 5/15/2029[1]		300	261
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	233
MoneyGram International, Inc. 5.375% 8/1/2026[1]		875	888
NCR Corp. 5.125% 4/15/2029[1]		1,759	1,474
NortonLifeLock, Inc. 7.125% 9/30/2030[1]		255	251
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[4,5]		355	347
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	359
Sabre GLBL, Inc. 7.375% 9/1/2025[1]		133	128
Sabre GLBL, Inc. 11.25% 12/15/2027[1]		877	904
Sabre Holdings Corp. 9.25% 4/15/2025[1]		1,152	1,149
Synaptics, Inc. 4.00% 6/15/2029[1]		375	316
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[4,5]		1,255	1,117
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/2026[4,5]		465	443
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[4,5]		1,970	1,820

238	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Unisys Corp. 6.875% 11/1/2027[1]	USD	1,385	$1,065
VeriSign, Inc. 5.25% 4/1/2025		132	132
Veritas US, Inc. 7.50% 9/1/2025[1]		285	197
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	194
Xerox Corp. 5.50% 8/15/2028[1]		435	349
			37,380

Consumer staples 4.14%
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		1,060	987
Albertsons Companies, Inc. 5.875% 2/15/2028[1]		190	181
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		3,468	2,917
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		615	550
B&G Foods, Inc. 5.25% 4/1/2025		1,377	1,210
B&G Foods, Inc. 5.25% 9/15/2027		2,093	1,608
Central Garden & Pet Co. 4.125% 10/15/2030		600	494
Central Garden & Pet Co. 4.125% 4/30/2031[1]		1,005	833
Coty, Inc. 5.00% 4/15/2026[1]		700	665
Coty, Inc. 6.50% 4/15/2026[1]		460	442
Coty, Inc. 4.75% 1/15/2029[1]		1,260	1,142
Darling Ingredients, Inc. 5.25% 4/15/2027[1]		329	317
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,205	1,180
Edgewell Personal Care Co. 5.50% 6/1/2028[1]		275	258
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		545	463
Ingles Markets, Inc. 4.00% 6/15/2031[1]		345	291
Kraft Heinz Company 3.875% 5/15/2027		275	263
Kraft Heinz Company 4.375% 6/1/2046		306	250
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		1,953	1,692
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,040	2,504
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,615	2,313
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		715	626
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[4,5]		784	753
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	666
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	419
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,130
Post Holdings, Inc. 5.50% 12/15/2029[1]		811	736
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	2,901
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,350	1,137
Prestige Brands International, Inc. 5.125% 1/15/2028[1]		103	97
Prestige Brands International, Inc. 3.75% 4/1/2031[1]		1,275	1,053
Simmons Foods, Inc. 4.625% 3/1/2029[1]		993	810
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,415	1,205
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,030	1,954
US Foods, Inc. 4.625% 6/1/2030[1]		460	406
			34,453

Real estate 3.45%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		2,213	1,677
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		957	699
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,304	1,193
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		194	162
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	408
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	79
Hospitality Properties Trust 4.35% 10/1/2024		145	132
Howard Hughes Corp. 5.375% 8/1/2028[1]		1,447	1,306
Howard Hughes Corp. 4.125% 2/1/2029[1]		2,043	1,714
Howard Hughes Corp. 4.375% 2/1/2031[1]		2,258	1,830
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,489
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,119
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	330

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Iron Mountain, Inc. 5.25% 7/15/2030[1]	USD	2,880	$2,509
Iron Mountain, Inc. 4.50% 2/15/2031[1]		950	783
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,505	1,989
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		2,545	1,944
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,050	1,546
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		740	697
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,429	1,203
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		100	81
Medical Properties Trust, Inc. 5.00% 10/15/2027		638	538
Medical Properties Trust, Inc. 3.50% 3/15/2031		239	164
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	695
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		535	462
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	650
VICI Properties, LP 3.50% 2/15/2025[1]		261	247
VICI Properties, LP 4.625% 6/15/2025[1]		620	595
VICI Properties, LP 3.875% 2/15/2029[1]		1,111	975
VICI Properties, LP 4.625% 12/1/2029[1]		184	168
VICI Properties, LP 4.125% 8/15/2030[1]		330	289
WeWork Companies, LLC 5.00% 7/10/2025[1]		2,985	992
			28,665

Utilities 3.20%
AmeriGas Partners, LP 5.875% 8/20/2026		80	76
AmeriGas Partners, LP 5.75% 5/20/2027		324	302
Calpine Corp. 4.50% 2/15/2028[1]		150	134
Calpine Corp. 5.125% 3/15/2028[1]		518	463
Calpine Corp. 3.75% 3/1/2031[1]		500	403
DPL, Inc. 4.125% 7/1/2025		555	522
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		1,155	1,113
FirstEnergy Corp. 2.65% 3/1/2030		624	510
FirstEnergy Corp. 2.25% 9/1/2030		980	780
FirstEnergy Corp. 7.375% 11/15/2031		337	380
FirstEnergy Corp. 3.40% 3/1/2050		510	337
FirstEnergy Corp., Series C, 5.35% 7/15/2047[7]		475	425
FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]		265	232
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	81
NextEra Energy Partners, LP 4.25% 7/15/2024[1]		122	118
NRG Energy, Inc. 3.625% 2/15/2031[1]		845	644
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	331
Pacific Gas and Electric Co. 2.10% 8/1/2027		116	99
Pacific Gas and Electric Co. 3.30% 12/1/2027		124	110
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	194
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	306
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	87
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	190
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,000	625
PG&E Corp. 5.00% 7/1/2028		3,150	2,881
PG&E Corp. 5.25% 7/1/2030		3,040	2,771
Talen Energy Corp. 10.50% 1/15/2026[1,2]		2,987	1,434
Talen Energy Corp. 7.25% 5/15/2027[1]		5,189	5,395
Talen Energy Corp. 6.625% 1/15/2028[1]		130	133
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[4,5]		3,085	3,116
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[4,5]		500	508
Talen Energy Supply, LLC 7.625% 6/1/2028[1]		489	511

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Targa Resources Partners, LP 4.00% 1/15/2032	USD	190	$160
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,043
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	222
			26,645

Total corporate bonds, notes & loans			736,042

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,3]		712	630

Total bonds, notes & other debt instruments (cost: $842,910,000)			736,672

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 8/15/2026		635	399

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]		79	79

Total convertible bonds & notes (cost: $720,000)			478

Convertible stocks 0.11%		Shares
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 8/16/2023		3,350	483

Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[1]		411	472

Total convertible stocks (cost: $657,000)			955

Common stocks 4.45%
Health care 2.60%
Rotech Healthcare, Inc.[3,8,9]		201,793	21,591

Energy 1.15%
Chesapeake Energy Corp.		29,829	2,815
Weatherford International[8]		33,659	1,714
Ascent Resources - Utica, LLC, Class A3,8,9		6,297,894	1,260
Denbury, Inc.[8]		13,380	1,164
Diamond Offshore Drilling, Inc.[8]		110,972	1,154
California Resources Corp.		17,202	748
Constellation Oil Services Holding SA, Class B-1[3,8]		3,449,949	380
Altera Infrastructure, LP3,8		3,550	282
McDermott International, Ltd.[8]		82,509	26
Mesquite Energy, Inc.[3,8]		3,558	21
Bighorn Permian Resources, LLC[3]		2,894	—	[10]
			9,564

Financials 0.32%
Jonah Energy Parent, LLC[3]		38,716	2,289
Navient Corp.		20,000	329
			2,618

American Funds Insurance Series	241

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 0.29%
NMG Parent, LLC[8]	9,965	$1,520
MYT Holding Co., Class B3,8	608,846	913
		2,433

Information technology 0.05%
MoneyGram International, Inc.[8]	41,400	451

Communication services 0.04%
Intelsat SA3,8	8,164	196
iHeartMedia, Inc., Class A8	22,639	139
		335

Total common stocks (cost: $13,251,000)		36,992

Preferred securities 0.32%
Consumer discretionary 0.27%
MYT Holdings, LLC, Series A, 10.00% preferred shares[3,8]	2,095,904	2,201

Industrials 0.05%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,8]	1,022	428

Total preferred securities (cost: $2,933,000)		2,629

Rights & warrants 0.10%
Consumer discretionary 0.10%
NMG Parent, LLC, warrants, expire 9/24/2027[8]	27,111	826

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6
		12

Total rights & warrants (cost: $173,000)		838

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11,12]	385,690	38,565

Total short-term securities (cost: $38,557,000)		38,565
Total investment securities 98.27% (cost: $899,201,000)		817,129
Other assets less liabilities 1.73%		14,425

Net assets 100.00%		$831,554

242	American Funds Insurance Series

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	63	March 2023	USD	6,799	$(98)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	10
30 Year Ultra U.S. Treasury Bond Futures	Short	1	March 2023		(134)	— [10]
						$(88)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD	8,050	$(50)	$104	$(154)

Investments in affiliates12

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11]	$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610

Restricted securities9

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,8]	9/26/2013	$4,331	$21,591	2.60%
Ascent Resources - Utica, LLC, Class A3,8	11/15/2016	302	1,260	.15
Total		$4,633	$22,851	2.75%

American Funds Insurance Series	243

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Value determined using significant unobservable inputs.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Security did not produce income during the last 12 months.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 12/31/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

244	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%	Principal amount (000)			Value (000)
Mortgage-backed obligations 80.19%
Federal agency mortgage-backed obligations 77.35%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		2		2
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		32		32
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		19		16
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		5		5
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		370		312
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		530		447
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		120		102
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		374		346
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		39		37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		20		19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		27		25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		5		5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		98		91
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1,3]		1,215		1,089
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		54		46
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		560		482
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		126		109
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		82		70
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		13		10
Fannie Mae Pool #CA8955 2.50% 2/1/2051[1]		66		57
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		116		95
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		211		188
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		278		247
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		28		24
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		450		382
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		464		397
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		230		197
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		764		653
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		295		251
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		247		212
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		100		89
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		280		248
Fannie Mae Pool #BV3870 2.50% 2/1/2052[1]		405		344
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		380		325
Fannie Mae Pool #BV8569 2.50% 4/1/2052[1]		1,274		1,081
Fannie Mae Pool #MA4578 2.50% 4/1/2052[1]		204		173
Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]		179		152
Fannie Mae Pool #BW0004 3.50% 7/1/2052[1]		300		273
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		22		20
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		1,967		1,847
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		28		26
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		24		22
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		21		20
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		20		18
Fannie Mae Pool #BW9823 4.50% 9/1/2052[1]		45		44

American Funds Insurance Series	245

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5208 5.00% 9/1/2052[1]	USD	599	$591
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		77	72
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		58	54
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		48	45
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		21	20
Fannie Mae Pool #BW7795 4.50% 10/1/2052[1]		477	460
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		4	4
Fannie Mae Pool #BW7121 5.00% 10/1/2052[1]		577	570
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		203	200
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		38	34
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		575	540
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		22	21
Fannie Mae Pool #BX1516 4.50% 11/1/2052[1]		469	452
Fannie Mae Pool #MA4841 5.00% 12/1/2052[1]		1,000	987
Fannie Mae Pool #MA4866 4.00% 1/1/2053[1]		68	64
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		495	489
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		146	134
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		173	159
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		53	46
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		56	54
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	2
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		623	637
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		102	86
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		94	79
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		597	504
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]		39	38
Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]		23	22
Freddie Mac Pool #760014 2.74% 8/1/2045[1,4]		335	324
Freddie Mac Pool #760015 2.561% 1/1/2047[1,4]		63	60
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		18	17
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		28	26
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		28	27
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		20	20
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,3]		1,531	1,360
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		19	18
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]		160	143
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		597	488
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		327	268
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		80	65
Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]		1,100	947
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		68	58
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		396	338
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		196	179
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		404	361
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]		1,203	1,113
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		9	9
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]		3,355	2,879
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		325	289
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		197	168
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		1,523	1,430
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		18	17
Freddie Mac Pool #SD8238 4.50% 8/1/2052[1]		10	10

246	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	USD	651	$612
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		23	21
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		715	706
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		22	21
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		14	13
Freddie Mac Pool #SD8264 3.50% 11/1/2052[1]		1,232	1,121
Freddie Mac Pool #SD8273 3.50% 11/1/2052[1]		124	112
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		35	33
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		407	400
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		920	944
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		1,793	1,728
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		55	54
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		210	197
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		132	130
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		200	205
Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]		207	196
Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]		1,767	1,671
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]		134	126
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		101	91
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		209	194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]		155	145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		112	98
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		147	140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		31	28
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		18	17
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		306	293
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		14	13
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		469	453
Government National Mortgage Assn. 2.00% 1/1/2053[1,5]		174	146
Government National Mortgage Assn. 2.50% 1/1/2053[1,5]		207	180
Government National Mortgage Assn. 3.00% 1/1/2053[1,5]		388	346
Government National Mortgage Assn. 3.50% 1/1/2053[1,5]		178	163
Government National Mortgage Assn. 5.00% 1/1/2053[1,5]		7,330	7,264
Government National Mortgage Assn. 5.50% 1/1/2053[1,5]		1,198	1,205
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		693	678
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		510	488
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		54	52
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		526	502
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		83	79
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		169	170
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		12	12
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		83	84
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		131	119
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		198	182
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		90	84
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		1,034	997
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		800	777
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		140	133
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		1,852	1,798

American Funds Insurance Series	247

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	USD	100	$97
Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/2065[1]		195	192
Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/2065[1]		65	64
Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]		128	126
Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/2066[1]		519	510
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,5]		125	122
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,5]		1,191	969
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,5]		1,882	1,812
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,5]		4,837	4,851
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,5]		1,958	1,988
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,5]		3,690	3,780
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,5]		130	122
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,5]		1,132	1,148
			68,880

Collateralized mortgage-backed obligations (privately originated) 1.79%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,4,6]		74	72
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]		95	89
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]		306	291
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]		181	171
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]		87	74
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[1,4,6]		159	137
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]		28	24
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]		212	171
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,4,6]		175	169
Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/2056[1,4,6]		38	37
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]		138	111
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]		95	89
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]		100	97
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/2055[1,4,6]		10	10
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]		41	41
Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/2057[1,4,6]		10	10
			1,593

Commercial mortgage-backed securities 1.05%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,4,6]		100	98
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,4,6]		100	99
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,4,6]		606	578
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,4,6]		164	158
			933

Total mortgage-backed obligations			71,406

U.S. Treasury bonds & notes 12.04%
U.S. Treasury inflation-protected securities 10.83%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[7]		714	713
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[7]		355	352
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[7]		522	516
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[3,7]		3,621	3,546
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]		2,024	1,970
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		658	637
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]		107	104

248	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	USD	65	$61
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]		1,202	1,067
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]		426	357
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]		385	322
			9,645

U.S. Treasury 1.21%
U.S. Treasury 0.875% 1/31/2024		10	9
U.S. Treasury 1.25% 8/15/2031		443	360
U.S. Treasury 1.875% 2/15/2032		10	8
U.S. Treasury 1.875% 2/15/2041[3]		690	489
U.S. Treasury 2.375% 2/15/2042		150	115
U.S. Treasury 3.25% 5/15/2042		60	53
U.S. Treasury 1.875% 11/15/2051		65	41
			1,075

Total U.S. Treasury bonds & notes			10,720

Asset-backed obligations 2.68%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[1,4,6]		250	247
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]		54	50
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]		54	51
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]		540	545
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]		286	256
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,6]		67	66
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]		86	79
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]		116	101
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]		215	183
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]		193	171
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,4,6]		160	155
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]		530	449
Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/2025[1]		35	35
			2,388

Total bonds, notes & other debt instruments (cost: $87,116,000)			84,514

Short-term securities 25.67%	Weighted average yield at acquisition
Commercial paper 14.04%
Chariot Funding, LLC 1/27/2023[6]	4.150%	2,000	1,993
Citigroup Global Markets, Inc. 2/21/2023[6]	4.580	2,000	1,987
Henkel of America, Inc. 2/1/2023[6]	4.300	2,000	1,992
Honeywell International, Inc. 2/1/2023[6]	4.100	2,000	1,992
Johnson & Johnson 1/30/2023[6]	4.190	1,000	996
Procter & Gamble Co. 2/9/2023[6]	4.300	500	498
Procter & Gamble Co. 2/10/2023[6]	4.250	1,500	1,492
Roche Holdings, Inc. 1/3/2023[6]	4.230	1,050	1,050
Starbird Funding Corp. 1/3/2023[6]	4.300	500	500
			12,500

American Funds Insurance Series	249

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 11.63%
Federal Farm Credit Banks 1/12/2023	3.880%	USD	4,500	$4,495
Federal Home Loan Bank 1/11/2023	4.120		1,500	1,498
Federal Home Loan Bank 2/28/2023	4.350		1,500	1,490
Federal Home Loan Bank 3/3/2023	4.370		1,000	993
Federal Home Loan Bank 3/22/2023	4.440		1,000	990
Federal Home Loan Bank 3/24/2023	4.462		900	891
				10,357

Total short-term securities (cost: $22,859,000)				22,857
Total investment securities 120.58% (cost: $109,975,000)				107,371
Other assets less liabilities (20.58)%				(18,328)

Net assets 100.00%				$89,043

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	12	June 2023	USD	(2,853)	$49
2 Year U.S. Treasury Note Futures	Short	5	March 2023		(1,025)	(1)
5 Year U.S. Treasury Note Futures	Long	144	March 2023		15,542	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	47	March 2023		5,559	(60)
10 Year U.S. Treasury Note Futures	Long	5	March 2023		562	(3)
20 Year U.S. Treasury Bond Futures	Long	18	March 2023		2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures	Long	12	March 2023		1,612	(13)
						$(75)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay						Upfront	Unrealized
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD	1,800	$795	$5	$790

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

250	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

Short-term securities 97.99%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 76.48%
British Columbia (Province of) 3/6/2023	4.470%	USD	7,400	$7,339
CAFCO, LLC 2/3/2023[1]	4.300		1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490		12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080		10,000	9,988
Chariot Funding, LLC 1/23/2023[1]	4.400		5,000	4,985
CHARTA, LLC 1/17/2023[1]	4.330		10,000	9,978
DBS Bank, Ltd. 3/14/2023[1]	4.548		10,000	9,906
DNB Bank ASA 3/13/2023[1]	4.535		13,000	12,885
Export Development Canada 2/6/2023	4.300		11,810	11,756
Fairway Finance Company, LLC 1/18/2023[1]	4.250		4,000	3,991
Gotham Funding Corp. 1/10/2023[1]	4.200		3,000	2,996
Gotham Funding Corp. 3/28/2023[1]	4.600		10,000	9,883
Johnson & Johnson 2/27/2023[1]	4.330		8,700	8,637
Johnson & Johnson 3/6/2023[1]	4.430		5,000	4,959
KfW 2/15/2023[1]	4.380		12,000	11,932
Komatsu Finance America, Inc. 1/13/2023[1]	4.330		5,000	4,992
Komatsu Finance America, Inc. 1/18/2023[1]	4.200		4,000	3,991
Liberty Street Funding, LLC 1/18/2023[1]	4.400		10,850	10,825
Linde, Inc. 1/5/2023	4.010		13,000	12,991
LMA-Americas, LLC 1/27/2023[1]	4.300		10,000	9,966
L’Oréal USA, Inc. 1/26/2023[1]	4.240		10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/2023[1]	4.400		10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/2023[1]	4.650		9,700	9,596
Mizuho Bank, Ltd. 1/31/2023[1]	4.405		12,000	11,954
Nestlé Finance International, Ltd. 1/19/2023[1]	4.280		6,000	5,986
NRW.Bank 3/8/2023[1]	4.450		8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390		13,000	12,926
Procter & Gamble Co. 2/10/2023[1]	4.250		13,050	12,984
Québec (Province of) 2/1/2023[1]	4.230		10,000	9,960
Siemens Capital Co., LLC 1/18/2023[1]	4.080		8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/2023[1]	4.150		6,500	6,485
Starbird Funding Corp. 1/3/2023[1]	4.300		11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/2023[1]	4.300		9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/2023[1]	4.600		6,000	5,972
Toronto-Dominion Bank 1/20/2023[1]	4.300		10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/2023[1]	4.280		13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340		3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/2023[1]	4.120		1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/2023[1]	4.450		6,000	5,951
				330,606

Federal agency bills & notes 21.51%
Federal Home Loan Bank 2/1/2023	4.130		15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300		4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314		36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357		23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370		5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440		6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462		2,800	2,771
				92,973

Total short-term securities (cost: $423,636,000)				423,579
Total investment securities 97.99% (cost: $423,636,000)				423,579
Other assets less liabilities 2.01%				8,682

Net assets 100.00%				$432,261

252	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%	Principal amount (000)			Value (000)
Mortgage-backed obligations 48.21%
Federal agency mortgage-backed obligations 48.21%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	10		$11
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		1		1
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		56		58
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		45		46
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		1		1
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		6		6
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		666		642
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,376		1,326
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		11		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		13		14
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		14		14
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		6
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		20		20
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		9		9
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		372		376
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		205		207
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		33		33
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		174		176
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		26		25
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		125		127
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		18		18
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,961		2,500
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		10		10
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,366		1,153
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		18		18
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		884		746
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		5
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		41		39
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		8		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		63		59
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,487		4,155
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		57		53
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		17		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		7		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		5		5
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		154		148
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		3,243		3,018
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		43		40
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		79		75
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		106		102
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		20		20
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,170		1,084
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		436		408
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		113		105
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		582		545
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		326		304
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,675		3,277
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		926		798
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		604		514
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		195		168
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		228		187
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		926		757
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		11		9
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6		5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,752		5,108

254	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	USD	195	$167
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		702	596
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		51	41
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		1,512	1,284
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,266	1,082
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		845	755
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,361	2,088
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		199	171
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,881	3,465
Fannie Mae Pool #CB3495 3.00% 5/1/2052[1]		5,807	5,103
Fannie Mae Pool #MA4600 3.50% 5/1/2052[1]		17,861	16,244
Fannie Mae Pool #CB3897 3.50% 6/1/2052[1]		17,000	15,465
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,250	3,052
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		64	63
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		62	61
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		234	220
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		6,346	5,959
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		296	278
Fannie Mae Pool #BW9411 5.00% 8/1/2052[1]		926	914
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		60	59
Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]		2,012	1,890
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		254	238
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		219	206
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		208	195
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		1,848	1,780
Fannie Mae Pool #BW6231 4.50% 9/1/2052[1]		223	215
Fannie Mae Pool #BW1201 5.00% 9/1/2052[1]		4,200	4,146
Fannie Mae Pool #BV0954 5.00% 9/1/2052[1]		1,797	1,774
Fannie Mae Pool #BW8088 5.00% 9/1/2052[1]		327	323
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		821	771
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		620	582
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		516	484
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		222	209
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		5,035	4,851
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		999	965
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		998	962
Fannie Mae Pool #BW8981 4.50% 10/1/2052[1]		995	958
Fannie Mae Pool #BW8996 4.50% 10/1/2052[1]		994	958
Fannie Mae Pool #CB4959 4.50% 10/1/2052[1]		993	956
Fannie Mae Pool #BX0902 5.00% 10/1/2052[1]		916	904
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		478	472
Fannie Mae Pool #BX0892 5.00% 10/1/2052[1]		102	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		300	308
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		612	557
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		2,492	2,340
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		232	218
Fannie Mae Pool #BX1766 5.00% 11/1/2052[1]		1,900	1,875
Fannie Mae Pool #MA4806 5.00% 11/1/2052[1]		1,313	1,296
Fannie Mae Pool #BX1761 5.00% 11/1/2052[1]		921	909
Fannie Mae Pool #BX1274 5.50% 11/1/2052[1]		165	166
Fannie Mae Pool #MA4852 6.50% 11/1/2052[1]		244	251
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		995	959
Fannie Mae Pool #BX1072 5.00% 12/1/2052[1]		1,943	1,918
Fannie Mae Pool #BX4020 5.00% 12/1/2052[1]		29	29
Fannie Mae Pool #MA4877 6.50% 12/1/2052[1]		39,345	40,362
Fannie Mae Pool #BX1071 6.50% 12/1/2052[1]		82	85
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		1,457	1,438
Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]		2,000	2,032
Fannie Mae Pool #MA4895 6.50% 1/1/2053[1]		8,828	9,056
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,429	1,252
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		459	448

American Funds Insurance Series	255

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	USD	—	[2]	$—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[1,3]		186		185
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		368		361
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		2		2
Freddie Mac Pool #1H1354 4.336% 11/1/2036[1,3]		53		54
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		279		283
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		660		669
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		794		670
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		772		651
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,823		1,538
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		30		28
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		31		29
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		145		140
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		208		194
Freddie Mac Pool #760014 2.74% 8/1/2045[1,3]		268		259
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		50		46
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		78		72
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		57		53
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		56		52
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		40		38
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		35		33
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		22		20
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		17		16
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		14
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,407		1,351
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		78		75
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		74		71
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		27		25
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		17		16
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		114		109
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		204		202
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		110		109
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		80		79
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		21		21
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		194		180
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		51		48
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		393		368
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		204		191
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,906		2,379
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		37		30
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		62		51
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,959		2,422
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		14,344		12,316
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		488		400
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		531		456
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		333		285
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,397		3,035
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		14,059		13,011
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		216		197
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		308		274
Freddie Mac Pool #8D0226 2.521% 5/1/2052[1,3]		513		462
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		635		539
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		4,913		4,613
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		189		178
Freddie Mac Pool #QE6926 5.00% 8/1/2052[1]		862		851
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		817		806
Freddie Mac Pool #QE8695 5.00% 8/1/2052[1]		59		58
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		58		57

256	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	USD	54	$54
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]		3,275	3,076
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		244	229
Freddie Mac Pool #QF0671 4.50% 9/1/2052[1]		503	485
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,870	11,717
Freddie Mac Pool #QF0311 5.00% 9/1/2052[1]		1,324	1,307
Freddie Mac Pool #QF0151 5.00% 9/1/2052[1]		799	789
Freddie Mac Pool #SD8246 5.00% 9/1/2052[1]		225	222
Freddie Mac Pool #QF0706 5.00% 9/1/2052[1]		64	64
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		234	220
Freddie Mac Pool #QF2136 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1431 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1765 4.50% 10/1/2052[1]		995	958
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		743	716
Freddie Mac Pool #QF1305 5.00% 10/1/2052[1]		74	73
Freddie Mac Pool #SD1710 5.00% 10/1/2052[1]		26	26
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		381	358
Freddie Mac Pool #QF2445 4.50% 11/1/2052[1]		4,769	4,595
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,272	1,249
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		999	965
Freddie Mac Pool #QF2846 4.50% 11/1/2052[1]		998	961
Freddie Mac Pool #QF2936 4.50% 11/1/2052[1]		969	934
Freddie Mac Pool #QF2976 5.00% 11/1/2052[1]		81	80
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		36,151	34,831
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		1,866	1,842
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		2,000	2,052
Freddie Mac Pool #SD8285 3.50% 1/1/2053[1]		346	314
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		199	187
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		7,348	7,253
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		10,431	10,701
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]		1	1
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/2023[1]		134	133
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]		2,526	2,502
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,328
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,525	4,234
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		822	724
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		333	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,525	4,204
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		4,135	3,866
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		910	800
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,311	1,197
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		509	484
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		4,148	3,753
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		252	239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		763	689
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		587	556
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		2,148	2,027

American Funds Insurance Series	257

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	USD	731	$661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		396	358
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,819	1,687
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		4,262	4,070
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		18,482	17,646
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,786	4,398
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,377	1,231
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	356
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,668	4,503
Government National Mortgage Assn. 2.00% 1/1/2053[1,4]		1,395	1,169
Government National Mortgage Assn. 2.50% 1/1/2053[1,4]		2,486	2,155
Government National Mortgage Assn. 3.00% 1/1/2053[1,4]		1,755	1,563
Government National Mortgage Assn. 3.50% 1/1/2053[1,4]		2,260	2,077
Government National Mortgage Assn. 5.00% 1/1/2053[1,4]		6,848	6,787
Government National Mortgage Assn. 5.50% 1/1/2053[1,4]		14,351	14,436
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		84	89
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		21	21
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]		164	176
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		28	29
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		186	190
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,598	2,758
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		870	894
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		570	562
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		19	17
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		675	656
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		28,092	26,611
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		32,820	31,874
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[1]		3,100	2,936
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]		13,100	12,722
Uniform Mortgage-Backed Security 2.00% 1/1/2038[1,4]		1,115	992
Uniform Mortgage-Backed Security 2.50% 1/1/2038[1,4]		2,275	2,082
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,4]		920	897
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,4]		14,849	12,086
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,4]		4,574	4,402
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,4]		53,779	53,928
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,4]		29,742	30,190
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,4]		81,263	83,237
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,4]		1,392	1,306
Uniform Mortgage-Backed Security 5.50% 2/1/2053[1,4]		31,200	31,271
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,4]		19,158	19,430
			723,593

U.S. Treasury bonds & notes 39.79%
U.S. Treasury inflation-protected securities 26.16%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[5]		21,974	21,933
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[5]		31,116	30,816
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[5]		21,857	21,606
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[5]		55,898	54,749
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]		14,570	14,179
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		56,967	55,181
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		26,585	25,622

258	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]	USD	8,421		$8,026
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]		57,803		55,543
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]		7,805		7,419
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]		3,380		3,245
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]		5,750		5,406
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]		34,217		32,092
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]		7,315		6,817
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]		12,137		12,122
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[5]		7,293		6,528
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[5]		6,877		6,102
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[5]		1,001		883
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]		4,412		3,860
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]		422		446
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5]		8,558		7,171
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]		4,523		3,648
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		4,914		4,114
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]		337		227
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]		6,032		3,891
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]		1,459		943
				392,569

U.S. Treasury 13.63%
U.S. Treasury 0.50% 11/30/2023		12,069		11,611
U.S. Treasury 2.125% 11/30/2023		—	[2]	—	[2]
U.S. Treasury 0.125% 12/15/2023		1,934		1,853
U.S. Treasury 2.25% 12/31/2023		1,332		1,300
U.S. Treasury 2.50% 1/31/2024		26,000		25,395
U.S. Treasury 1.50% 2/29/2024		369		356
U.S. Treasury 3.00% 7/31/2024		3,685		3,594
U.S. Treasury 2.75% 5/15/2025		7,459		7,193
U.S. Treasury 3.125% 8/15/2025		390		379
U.S. Treasury 3.50% 9/15/2025		28,000		27,447
U.S. Treasury 4.00% 12/15/2025		5,694		5,659
U.S. Treasury 2.625% 7/31/2029		19,809		18,245
U.S. Treasury 3.125% 8/31/2029		22,521		21,382
U.S. Treasury 3.875% 12/31/2029		2,905		2,885
U.S. Treasury 2.75% 8/15/2032		7,500		6,828
U.S. Treasury 1.125% 5/15/2040		7,000		4,393
U.S. Treasury 2.50% 2/15/2045		4,850		3,668
U.S. Treasury 2.50% 2/15/2046		3,900		2,931
U.S. Treasury 2.50% 5/15/2046		5,400		4,049
U.S. Treasury 2.875% 11/15/2046		2,700		2,174
U.S. Treasury 2.875% 5/15/2049		6,300		5,095
U.S. Treasury 2.25% 8/15/2049		1,635		1,157
U.S. Treasury 1.25% 5/15/2050[6]		19,460		10,527
U.S. Treasury 1.375% 8/15/2050		4,330		2,423
U.S. Treasury 1.625% 11/15/2050[6]		26,165		15,671
U.S. Treasury 1.875% 2/15/2051[6]		6,672		4,264
U.S. Treasury 2.00% 8/15/2051		5,546		3,650
U.S. Treasury 1.875% 11/15/2051		3,164		2,015
U.S. Treasury 2.875% 5/15/2052		350		282
U.S. Treasury 3.00% 8/15/2052		7,025		5,825
U.S. Treasury 4.00% 11/15/2052		2,290		2,302
				204,553

Total U.S. Treasury bonds & notes				597,122

American Funds Insurance Series	259

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.28%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	308	$296
Fannie Mae 7.125% 1/15/2030		2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036		300	328
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036		875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	232
TVA Southaven 3.846% 8/15/2033		887	820
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023		1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023		1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	589
			79,196

Total bonds, notes & other debt instruments (cost: $1,480,306,000)			1,399,911

Short-term securities 21.20%	Weighted average yield at acquisition
Commercial paper 13.42%
CAFCO, LLC 2/3/2023[7]	4.300%	8,750	8,713
Chariot Funding, LLC 1/3/2023[7]	3.880	10,000	9,995
Chariot Funding, LLC 1/27/2023[7]	4.150	8,000	7,973
Chariot Funding, LLC 2/10/2023[7]	4.657	15,000	14,923
CHARTA, LLC 1/11/2023[7]	3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/2023[7]	4.580	6,000	5,959
Coca-Cola Co. 2/21/2023[7]	4.200	15,000	14,903
Honeywell International, Inc. 2/1/2023[7]	4.100	3,000	2,988
Honeywell International, Inc. 2/21/2023[7]	4.310	15,300	15,201
Honeywell International, Inc. 2/27/2023[7]	4.300	6,050	6,006

260	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 1/30/2023[7]	4.190%	USD9,000	$8,967
Johnson & Johnson 2/13/2023[7]	4.220	10,000	9,946
Linde, Inc. 2/6/2023	4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023	4.110	20,000	19,983
Procter & Gamble Co. 2/9/2023[7]	4.300	14,500	14,428
Procter & Gamble Co. 2/10/2023[7]	4.250	18,500	18,406
Roche Holdings, Inc. 1/3/2023[7]	4.230	13,950	13,944
Starbird Funding Corp. 1/3/2023[7]	4.300	8,500	8,496
			201,435

Federal agency bills & notes 6.19%
Federal Farm Credit Banks 1/12/2023	3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023	3.900	850	850
Federal Home Loan Bank 1/11/2023	4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023	4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023	4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023	4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023	4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023	4.370	20,000	19,856
			92,805

U.S. Treasury bills 1.59%
U.S. Treasury 11/2/2023	4.527	24,780	23,854

Total short-term securities (cost: $318,108,000)			318,094
Total investment securities 114.48% (cost: $1,798,414,000)			1,718,005
Other assets less liabilities (14.48)%			(217,283)

Net assets 100.00%			$1,500,722

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)
3 Month SOFR Futures	Short	270	June 2023	USD (64,183)	$920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111
					$(3,176)

American Funds Insurance Series	261

U.S. Government Securities Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
							Upfront	appreciation
Receive		Pay			Notional	Value at	premium	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD 30,500	$1,078	$—	$1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	—	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	—	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	—	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	—	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	—	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	—	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	—	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	—	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	—	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	—	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	—	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	—	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	—	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	—	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	—	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	—	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	—	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	—	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	—	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	—	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	—	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	—	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	—	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	—	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	—	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	—	31
						$8,796	$—	$8,796

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

262	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,078,871	$387,467

Total growth funds (cost: $439,303,000)		387,467

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,634,107	34,197

Total fixed income funds (cost: $35,683,000)		34,197

Short-term securities 2.48%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	11,266,894	11,267

Total short-term securities (cost: $11,267,000)		11,267

Options purchased 0.04%
Options purchased*		205

Total options purchased (cost: $1,216,000)		205
Total investment securities 95.35% (cost: $487,469,000)		433,136
Other assets less liabilities 4.65%		21,106

Net assets 100.00%		$454,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD	13,438	USD	2,600.00	3/17/2023	$13
S&P 500 Index	70		26,877		2,700.00	3/17/2023	29
S&P 500 Index	175		67,191		2,800.00	3/17/2023	87
S&P 500 Index	5		1,920		2,850.00	3/17/2023	2
S&P 500 Index	110		42,234		2,900.00	3/17/2023	74
							$205

American Funds Insurance Series	263

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD	30,544	$(47)
Nikkei 225 Index Contracts	Short	3	March 2023		(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023		(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023		(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023		(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023		(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023		(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023		(12,714)	544
Euro Currency Contracts	Short	101	March 2023		(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023		(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023		(230,502)	6,305
						$7,485

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.30%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090
Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443
Total 92.83%				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,952,007	$106,435

Total growth funds (cost: $119,403,000)		106,435

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,331,210	12,527

Total fixed income funds (cost: $13,253,000)		12,527

Short-term securities 2.09%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	2,635,506	2,636

Total short-term securities (cost: $2,636,000)		2,636

Options purchased 0.14%
Options purchased*		169

Total options purchased (cost: $399,000)		169
Total investment securities 96.69% (cost: $135,691,000)		121,767
Other assets less liabilities 3.31%		4,167

Net assets 100.00%		$125,934

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
iShares MSCI EAFE ETF	50	USD	328	USD	47.00	3/17/2023	$—	[2]
iShares MSCI EAFE ETF	1,700		11,159		48.00	3/17/2023	13
iShares MSCI EAFE ETF	450		2,954		55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375		9,025		43.00	6/16/2023	34
iShares MSCI EAFE ETF	350		2,297		45.00	6/16/2023	15
iShares MSCI EAFE ETF	200		1,313		46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700		11,159		50.00	6/16/2023	87

							$169

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD	8,095	$(13)
S&P 500 E-mini Index Contracts	Short	66	March 2023		(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023		(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023		(27,194)	428
						$1,011

American Funds Insurance Series	265

Managed Risk International Fund (continued)

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.51%
American Funds Insurance Series – International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160
Total 94.46%				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	21,639,334	$274,603

Total growth-and-income funds (cost: $299,529,000)		274,603

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,235,124	32,319

Total fixed income funds (cost: $34,728,000)		32,319

Short-term securities 2.32%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	7,500,680	7,501

Total short-term securities (cost: $7,501,000)		7,501

Options purchased 0.09%
Options purchased*		274

Total options purchased (cost: $1,254,000)		274
Total investment securities 97.29% (cost: $343,012,000)		314,697
Other assets less liabilities 2.71%		8,775

Net assets 100.00%		$323,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	15	USD	5,759	USD	2,500.00	3/17/2023	$4
S&P 500 Index	15		5,759		2,600.00	3/17/2023	6
S&P 500 Index	80		30,716		2,700.00	3/17/2023	33
S&P 500 Index	130		49,913		2,800.00	3/17/2023	65
S&P 500 Index	45		17,278		2,850.00	3/17/2023	24
S&P 500 Index	105		40,315		2,900.00	3/17/2023	70
S&P 500 Index	30		11,519		2,825.00	6/16/2023	72
							$274

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD	15,758	$(81)
Russell 2000 Mini Index Contracts	Short	1	March 2023		(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023		(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023		(1,903)	70
Euro Currency Contracts	Short	15	March 2023		(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023		(2,799)	(5)

American Funds Insurance Series	267

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
British Pound Currency Contracts	Short	38	March 2023	USD	(2,870)	$68
S&P 500 E-mini Index Contracts	Short	563	March 2023		(108,687)	2,521
						$2,602

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.89%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850
Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	—
Total 94.88%				$32,672	$(128,265)	$306,922	$7,293	$61,850

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,417,153	$1,677,875

Total growth-and-income funds (cost: $1,757,211,000)		1,677,875

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	33,434,013	314,614

Total fixed income funds (cost: $348,317,000)		314,614

Short-term securities 2.25%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	47,304,896	47,305

Total short-term securities (cost: $47,305,000)		47,305

Options purchased 0.12%
Options purchased*		2,485

Total options purchased (cost: $13,461,000)		2,485
Total investment securities 97.18% (cost: $2,166,294,000)		2,042,279
Other assets less liabilities 2.82%		59,165

Net assets 100.00%		$2,101,444

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	420	USD	161,259	USD	2,700.00	3/17/2023	$172
S&P 500 Index	1,500		575,925		2,800.00	3/17/2023	750
S&P 500 Index	1,575		604,721		2,850.00	3/17/2023	838
S&P 500 Index	1,080		414,666		2,900.00	3/17/2023	725
							$2,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,001	March 2023	USD	108,038	$(177)
Nikkei 225 Index Contracts	Short	1	March 2023		(197)	3
Japanese Yen Currency Contracts	Short	3	March 2023		(289)	(4)
Russell 2000 Mini Index Contracts	Short	52	March 2023		(4,604)	100
Mini MSCI Emerging Market Index Contracts	Short	230	March 2023		(11,033)	137
FTSE 100 Index Contracts	Short	189	March 2023		(17,066)	(33)
British Pound Currency Contracts	Short	235	March 2023		(17,748)	433
Euro Stoxx 50 Index Contracts	Short	579	March 2023		(23,445)	892
Euro Currency Contracts	Short	187	March 2023		(25,138)	(70)

American Funds Insurance Series	269

Managed Risk Growth-Income Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597
					$16,651

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.84%
American Funds Insurance Series –Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737
Fixed income funds 14.97%
American Funds Insurance Series –The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897
Total 94.81%				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	93,886,027	$2,084,270

Total asset allocation funds (cost: $2,174,894,000)		2,084,270

Short-term securities 3.19%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	69,776,962	69,777

Total short-term securities (cost: $69,777,000)		69,777

Options purchased 0.02%

Options purchased*		383

Total options purchased (cost: $1,887,000)		383
Total investment securities 98.40% (cost: $2,246,558,000)		2,154,430
Other assets less liabilities 1.60%		35,042

Net assets 100.00%		$2,189,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	410	USD	157,419	USD	2,850.00	3/17/2023	$218
S&P 500 Index	245		94,068		2,900.00	3/17/2023	165
							$383

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,028	March 2023	USD110,952	$(162)
Mini MSCI Emerging Market Index Contracts	Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts	Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts	Short	93	March 2023	(8,235)	157
British Pound Currency Contracts	Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts	Short	399	March 2023	(16,156)	623
Euro Currency Contracts	Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts	Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts	Short	2,599	March 2023	(501,737)	12,185
					$13,582

American Funds Insurance Series	271

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.19%
American Funds Insurance Series –Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530		$29,811,816		$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983		1,166,965		306,445	167,414
Cash	695	32		1,221		1,055	671
Cash collateral received for securities on loan	—	5,872		5,587		161	32
Cash collateral pledged for futures contracts	—	—		—		—	161
Cash collateral pledged for swap contracts	—	—		—		—	—
Cash denominated in currencies other than U.S. dollars	6,010	86		1,197		1,640	929
Unrealized appreciation on open forward currency contracts	—	—		—		—	—	*
Unrealized appreciation on unfunded commitments	—	—		—		—	—
Receivables for:
Sales of investments	9,427	47		4,581		1,634	4,534
Sales of fund’s shares	1,203	347		53,171		1,486	1,478
Dividends and interest	5,076	2,430		18,226		14,915	5,113
Variation margin on futures contracts	—	—		—		—	27
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Securities lending income	7	270		48		17	42
Currency translations	961	—		—		47	90
Other	—	—	*	—	*	—	—
	6,971,419	3,018,597		31,062,812		6,773,029	3,100,627
Liabilities:
Collateral for securities on loan	—	58,725		55,867		1,607	327
Unrealized depreciation on open forward currency contracts	—	—		—		—	50
Unrealized depreciation on unfunded commitments	—	—		—		—	—
Payables for:
Purchases of investments	3,893	1,234		69,568		2,056	2,377
Repurchases of fund’s shares	23,378	5,067		24,857		18,617	2,624
Investment advisory services	2,202	1,519		8,498		2,792	1,351
Insurance administrative fees	361	162		1,629		235	448
Services provided by related parties	1,005	515		4,478		946	393
Trustees’ deferred compensation	85	56		478		174	41
Variation margin on futures contracts	—	—		—		—	41
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Non-U.S. taxes	4,611	8,270		886		26,641	8,988
Other	230	146		203		380	203
	35,765	75,694		166,464		53,448	16,843
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405		$20,120,055		$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498		10,776,293		255,849	505,409
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Investment securities on loan, at value	$—	$59,781		$54,504		$1,530	$311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368		20,939,019		5,790,481	2,388,619
Affiliated issuers	164,509	133,831		1,166,747		306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85		1,195		1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	—	—	—	5	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	—	75	101
Other	—	—	—	—	—
	9,470,577	1,738,785	33,337,176	303,228	1,197,594
Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	—	—	—	—	95
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20
	26,877	13,387	354,209	2,231	58,528
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Investment securities on loan, at value	$12,432	$6,155	$240,456	$1,435	$6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	—	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773		$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720		48,843	38,565
Cash	4,463	142	3,761		431	1,024
Cash collateral received for securities on loan	5,690	—	—		—	—
Cash collateral pledged for futures contracts	—	—	—		—	99
Cash collateral pledged for swap contracts	—	—	—		—	517
Cash denominated in currencies other than U.S. dollars	592	86	—	*	732	5
Unrealized appreciation on open forward currency contracts	—	686	3,821		7,008	—
Unrealized appreciation on unfunded commitments	—	—	—		12	572
Receivables for:
Sales of investments	139,321	2,041	780,689		21	1,605
Sales of fund’s shares	1,899	327	10,460		165	585
Dividends and interest	74,681	1,624	71,420		10,334	13,187
Variation margin on futures contracts	194	29	494		326	2
Variation margin on centrally cleared swap contracts	11	16	345		149	3
Securities lending income	88	—	—		—	—
Currency translations	79	18	70		429	—
Other	—	—	—		—	3
	25,545,404	370,330	12,044,553		1,506,951	834,731
Liabilities:
Collateral for securities on loan	56,897	—	—		—	—
Unrealized depreciation on open forward currency contracts	—	150	174		2,455	—
Unrealized depreciation on unfunded commitments	9	—	—		1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910		19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453		677	164
Investment advisory services	5,696	137	1,428		550	190
Insurance administrative fees	3,321	69	614		33	49
Services provided by related parties	2,697	66	1,048		217	153
Trustees’ deferred compensation	304	4	124		26	32
Variation margin on futures contracts	630	55	2,321		722	6
Variation margin on centrally cleared swap contracts	13	23	394		222	2
Non-U.S. taxes	3,511	100	5		51	—
Other	100	19	—	*	104	32
	744,830	2,570	1,823,471		25,057	3,177
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514		$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)		(326,794)	(371,704)
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Investment securities on loan, at value	$67,688	$—	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249		1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521		47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	—	*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371		$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	—		—	—	421,664	118,962
Cash	2,692		9,083	40,936	—	—
Cash collateral received for securities on loan	—		—	—	—	—
Cash collateral pledged for futures contracts	—		—	—	15,705	2,698
Cash collateral pledged for swap contracts	—		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—		—	—	—	—
Unrealized appreciation on open forward currency contracts	—		—	—	—	—
Unrealized appreciation on unfunded commitments	—		—	—	—	—
Receivables for:
Sales of investments	9,780		—	134,003	6,691	1,022
Sales of fund’s shares	42		322	2,930	237	18
Dividends and interest	261		29	5,528	57	13
Variation margin on futures contracts	2		—	185	1,011	602
Variation margin on centrally cleared swap contracts	5		—	385	—	—
Securities lending income	—		—	—	—	—
Currency translations	—		—	—	—	—
Other	1		—	—	—	—
	120,154		433,013	1,901,972	456,837	126,120
Liabilities:
Collateral for securities on loan	—		—	—	—	—
Unrealized depreciation on open forward currency contracts	—		—	—	—	—
Unrealized depreciation on unfunded commitments	—		—	—	—	—
Payables for:
Purchases of investments	31,002		—	398,190	2,108	19
Repurchases of fund’s shares	22		504	1,200	4	43
Investment advisory services	13		95	226	39	11
Insurance administrative fees	25		50	119	287	80
Services provided by related parties	21		92	310	93	26
Trustees’ deferred compensation	3		11	44	3	1
Variation margin on futures contracts	25		—	744	61	6
Variation margin on centrally cleared swap contracts	—	*	—	415	—	—
Non-U.S. taxes	—		—	—	—	—
Other	—	*	—	2	—	—
	31,111		752	401,250	2,595	186
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881		$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)		2,638	(242,438)	(17,515)	(22,941)
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	109,975		423,636	1,798,414	12,483	3,035
Affiliated issuers	—		—	—	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,775	$49,790	$70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—
	323,943	2,114,513	2,192,873
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	63	10,953	—
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	471	13,069	3,401
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$321,451	$1,965,919	$2,033,928
Total distributable earnings (accumulated loss)	2,021	135,525	155,544
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58
Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86
Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*	Amount less than one thousand.
†	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$99,453	$23,688	$315,299	$164,844	$57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338
	109,890	30,132	341,614	182,033	69,677
Fees and expenses[1]:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	— [2]	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51
Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	—	3,759
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	5,162	1,011	1	—	3,759
Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165
Net investment income	63,824	1,656	165,240	132,306	44,512
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	—	—	—	—	100
Forward currency contracts	—	—	—	—	379
Swap contracts	—	—	—	—	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	—	—	—	—	129
Forward currency contracts	—	—	—	—	(30)
Swap contracts	—	—	—	—	2
Currency translations	395	(145)	(48)	(351)	(1,943)
	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)
Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)
Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$49,442	$601,261	$11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	—	4,766
European Union withholding tax reclaims	—	—	3,119	995	103
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	293	147	836	29	65
	236,671	51,538	647,108	12,448	40,178
Fees and expenses[1]:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	— [2]	6	— [2]	— [2]
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1
Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	—	295	1,989
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	14,561	2,866	—	295	1,989
Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707
Net investment income	197,559	40,174	505,414	9,759	34,471
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	—	—	—	—	(7,468)
Forward currency contracts	—	—	—	(54)	7
Swap contracts	—	—	—	—	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	—	—	—	—	(311)
Forward currency contracts	—	—	—	5	(2)
Swap contracts	—	—	—	—	36
Currency translations	(3)	(154)	(173)	1	64
	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)
Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)
Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	631	7	—	—	—
	648,206	10,122	366,299	47,759	56,561
Fees and expenses[1]:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	— [2]	2	— [2]	— [2]
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	— [2]	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18
Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	25	21,118	611	1,428
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	25	21,118	611	1,428
Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724
Net investment income	529,656	6,810	331,906	37,525	51,837
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	—	(1,292)	1,795	(18,216)	—
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	—	725	4,002	4,071	—
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)
	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)
Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)
Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$265	$55
Affiliated issuers	—	—		—	3,820	2,700
	—	—		—	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293		52,923	—	—
European Union withholding tax reclaims	—	—		—	—	—
Interest from European Union withholding tax reclaims	—	—		—	—	—
Securities lending income (net of fees)	—	—		—	—	—
	2,336	7,293		52,923	4,085	2,755
Fees and expenses[1]:
Investment advisory services	350	1,110		5,345	746	208
Distribution services	228	889		3,494	1,219	342
Insurance administrative services	105	173		522	1,244	346
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	— [2]
Administrative services	31	121		503	—	—
Accounting and administrative services	—	—		—	58	49
Reports to shareholders	5	7		21	2	1
Registration statement and prospectus	2	3		7	4	2
Trustees’ compensation	— [2]	—	[2]	2	1	— [2]
Auditing and legal	44	43		46	16	16
Custodian	17	1		29	6	7
Other	— [2]	—	[2]	1	— [2]	— [2]
Total fees and expenses before waivers/reimbursement	782	2,347		9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	—		2,256	249	69
Miscellaneous fee reimbursement	—	—		—	—	32
Total waivers/reimbursement of fees and expenses	158	—		2,256	249	101
Total fees and expenses after waivers/reimbursement	624	2,347		7,714	3,047	870
Net investment income	1,712	4,946		45,209	1,038	1,885
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(9,212)	—	[2]	(104,839)	(3,857)	(1,108)
Affiliated issuers	—	—		—	(26,901)	(9,724)
Futures contracts	(2,688)	—		(52,928)	1,884	4,007
Forward currency contracts	—	—		—	—	—
Swap contracts	3,147	—		20,919	—	—
Currency transactions	—	—		—	127	29
Capital gain distributions received from affiliated issuers	—	—		—	60,533	16,270
	(8,753)	—	[2]	(136,848)	31,786	9,474

Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,365)	(59)		(99,107)	399	327
Affiliated issuers	—	—		—	(191,173)	(38,192)
Futures contracts	(79)	—		(3,785)	8,824	1,394
Forward currency contracts	—	—		—	—	—
Swap contracts	(1,585)	—		(7,297)	—	—
Currency translations	—	—		—	—	—
	(5,029)	(59)		(110,189)	(181,950)	(36,471)
Net realized gain (loss) and unrealized depreciation	(13,782)	(59)		(247,037)	(150,164)	(26,997)
Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887		$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,451	38,322	47,821
Fees and expenses[1]:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	— [2]	— [2]	— [2]
Administrative services	—	—	—
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	— [2]	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	— [2]	1	1
Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	166	1,135	1,192
Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414
Net investment income	5,383	29,534	33,407
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	86,734	246,288	232,971
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(125,509)	(718,267)	(652,457)
Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)
Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	285

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345
Net (decrease) increase in net assets resulting from operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187

Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)

Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473

Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702

Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$30,896,348	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431
Net (decrease) increase in net assets resulting from operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480

Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)

Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)

Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071

Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of year	$6,719,581	$9,429,353	$3,083,784	$4,447,444	$9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)
Net (decrease) increase in net assets resulting from operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540

Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)

Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)

Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)

Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$300,997	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund*
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602
Net (decrease) increase in net assets resulting from operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307

Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)

Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244

Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	287

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386
Net (decrease) increase in net assets resulting from operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047

Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)

Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225

Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856

Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	— †	— †	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)
Net (decrease) increase in net assets resulting from operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)

Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	—	(60,476)	(209,728)

Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927

Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642

Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,038	$(392)	$1,885	$2,984	$5,383	$3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411
Net (decrease) increase in net assets resulting from operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579

Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)

Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)

Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677

Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360
End of year	$454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$29,534	$23,938	$33,407	$29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648
Net (decrease) increase in net assets resulting from operations	(442,445)	365,509	(386,079)	332,507

Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)

Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)

Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249

Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*	Formerly Global Balanced Fund.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290	American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	291

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series	293

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$923,708	$643,291	$—		$1,566,999
Health care	1,027,635	489,438	—		1,517,073
Consumer discretionary	493,333	473,688	—		967,021
Financials	213,109	405,801	—	*	618,910
Consumer staples	308,045	286,104	—		594,149
Industrials	203,723	319,481	—		523,204
Energy	163,263	172,648	—	*	335,911
Materials	200,063	25,242	—		225,305
Communication services	146,303	39,149	—		185,452
Real estate	—	12,072	—		12,072
Utilities	7,666	—	—		7,666
Preferred securities	—	115,128	—		115,128
Short-term securities	164,535	114,615	—		279,150
Total	$3,851,383	$3,096,657	$—	*	$6,948,040

* Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$145,496	$462,740	$—		$608,236
Information technology	278,192	271,360	842		550,394
Consumer discretionary	319,599	207,610	—		527,209
Health care	368,441	133,632	—		502,073
Financials	82,339	175,020	—		257,359
Materials	8,263	96,602	—		104,865
Real estate	35,375	39,017	—		74,392
Energy	13,782	16,503	25,418		55,703
Communication services	25,084	27,091	—		52,175
Utilities	10,353	37,278	—		47,631
Consumer staples	18,150	27,079	—		45,229
Preferred securities	7,126	—	18,452		25,578
Rights & warrants	—	10,007	—		10,007
Short-term securities	148,662	—	—		148,662
Total	$1,460,862	$1,503,939	$44,712		$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 12/31/2022
Investment securities	$44,963	$—	$—	$—	$—	$(251)	$—	$44,712

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(251)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$26,260	Market comparable companies	Price/Cash flow multiple	5.7x	5.7x	Increase
			EV/Sales multiple	6.2x	6.2x	Increase
			DLOM	16%	16%	Decrease
			Discount for lack of certainty	10%	10%	Decrease
			Risk discount	25%	25%	Decrease
Preferred securities	18,452	Transaction price	N/A	N/A	N/A	N/A
		Market comparable companies	EV/Sales multiple	6.2x - 12.9x	11.0x	Increase
			Risk discount	25%	25%	Decrease
			Net adjustment (decrease) based on movement of market comparables	44%	44%	Decrease
			DLOM	10%	10%	Decrease
Total	$44,712

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	—	5,233,271
Communication services	3,950,043	25,714	—	3,975,757
Industrials	3,112,991	255,410	—	3,368,401
Energy	1,737,621	91,688	—	1,829,309
Financials	1,796,618	—	—	1,796,618
Materials	973,571	—	—	973,571
Consumer staples	596,091	109,850	—	705,941
Utilities	243,420	—	—	243,420
Real estate	33,920	—	—	33,920
Preferred securities	—	21,366	36,770	58,136
Convertible stocks	7,202	—	—	7,202
Convertible bonds & notes	—	—	7,146	7,146
Bonds, notes & other debt instruments	—	15,245	—	15,245
Short-term securities	1,192,835	—	—	1,192,835
Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series	295

International Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$—		$1,118,124
Information technology	296,778	622,282	4,282		923,342
Health care	29,009	812,708	—		841,717
Materials	397,065	317,708	—		714,773
Energy	172,457	531,541	—		703,998
Consumer discretionary	135,708	472,880	—		608,588
Financials	78,042	530,056	—		608,098
Communication services	185,096	231,351	—	*	416,447
Consumer staples	—	289,938	—		289,938
Utilities	—	119,038	—		119,038
Real estate	—	39,066	—		39,066
Preferred securities	24,464	28,174	392		53,030
Rights & warrants	—	8,446	—		8,446
Short-term securities	307,469	—	—		307,469
Total	$1,690,948	$5,056,452	$4,674		$6,752,074

* Amount less than one thousand.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$263,065	$173,417	$342		$436,824
Financials	67,929	361,956	—	*	429,885
Health care	188,331	216,848	—		405,179
Industrials	108,081	225,883	—		333,964
Consumer discretionary	105,950	224,085	—	*	330,035
Materials	162,789	82,689	—	*	245,478
Consumer staples	60,987	131,035	—	*	192,022
Communication services	81,746	76,207	—	*	157,953
Energy	47,738	105,152	—	*	152,890
Utilities	14,233	39,215	—		53,448
Real estate	12,965	36,156	—		49,121
Preferred securities	14,795	8,412	9,132		32,339
Rights & warrants	31	172	—		203
Bonds, notes & other debt instruments	—	100,586	—		100,586
Short-term securities	167,623	—	—		167,623
Total	$1,296,263	$1,781,813	$9,474		$3,087,550

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$159	$—	$—	$159
Unrealized appreciation on open forward currency contracts	—	— *	—	— *
Unrealized appreciation on centrally cleared credit default swaps	—	2	—	2
Liabilities:
Unrealized depreciation on futures contracts	(66)	—	—	(66)
Unrealized depreciation on open forward currency contracts	—	(50)	—	(50)
Total	$93	$(48)	$—	$45

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$164,931	$106,647	$—		$271,578
Health care	186,991	74,725	—		261,716
Financials	110,259	113,094	—	*	223,353
Industrials	103,918	113,308	—		217,226
Consumer discretionary	81,430	73,857	—		155,287
Consumer staples	63,755	66,879	—		130,634
Materials	69,657	51,505	—		121,162
Energy	73,762	34,823	—	*	108,585
Communication services	53,364	32,366	—	*	85,730
Utilities	25,266	24,999	—		50,265
Real estate	12,033	5,443	—		17,476
Preferred securities	263	2,512	—		2,775
Convertible bonds & notes	—	940	—		940
Bonds, notes & other debt instruments	—	6,016	—		6,016
Short-term securities	6,525	69,828	—		76,353
Total	$952,154	$776,942	$—	*	$1,729,096

* Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$6,365,641	$293,106	$—		$6,658,747
Industrials	4,414,100	259,779	—		4,673,879
Health care	3,850,991	534,723	—		4,385,714
Financials	2,896,787	—	—		2,896,787
Consumer discretionary	2,446,056	132,438	—		2,578,494
Communication services	2,480,083	—	—		2,480,083
Consumer staples	1,457,094	454,816	—		1,911,910
Energy	1,578,057	—	—		1,578,057
Utilities	1,262,331	69,549	—		1,331,880
Materials	1,068,166	—	—		1,068,166
Real estate	608,248	—	—		608,248
Convertible stocks	274,424	—	—		274,424
Bonds, notes & other debt instruments	—	5,916	—		5,916
Short-term securities	2,789,014	—	—		2,789,014
Total	$31,490,992	$1,750,327	$—		$33,241,319

American Funds Insurance Series	297

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$6,118	$43,633	$—	*	$49,751
Industrials	4,511	31,485	—		35,996
Consumer discretionary	2,509	32,958	—		35,467
Consumer staples	7,470	27,016	—		34,486
Information technology	1,668	30,886	—		32,554
Health care	1,316	29,812	—		31,128
Energy	8,708	14,672	—	*	23,380
Materials	9,657	7,677	—	*	17,334
Communication services	1,895	15,137	—	*	17,032
Utilities	1,142	8,106	—		9,248
Real estate	—	4,820	—		4,820
Preferred securities	1,207	693	—		1,900
Short-term securities	6,358	—	—		6,358
Total	$52,559	$246,895	$—	*	$299,454

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—		$5

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$85,911	$70,932	$ —	*	$156,843
Consumer staples	64,498	50,174	—		114,672
Health care	85,845	22,042	—		107,887
Industrials	47,860	35,750	—		83,610
Information technology	64,487	14,336	—		78,823
Utilities	39,280	31,786	—		71,066
Energy	52,011	16,387	—	*	68,398
Real estate	56,684	11,518	—		68,202
Materials	20,977	12,204	—		33,181
Consumer discretionary	16,058	16,961	—		33,019
Communication services	17,155	15,258	—		32,413
Preferred securities	—	545	—		545
Rights & warrants	6	—	—		6
Convertible stocks	5,019	—	—		5,019
Investment funds	28,059	—	—		28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	107,548	—		107,548
Mortgage-backed obligations	—	69,718	89		69,807
Corporate bonds, notes & loans	—	19,621	—		19,621
Asset-backed obligations	—	9,532	—		9,532
Bonds & notes of governments & government agencies outside the U.S.	—	743	—		743
Municipals	—	228	—		228
Short-term securities	83,850	—	—		83,850
Total	$667,700	$505,283	$89		$1,173,072

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$60	$—	$—	$60
Unrealized appreciation on centrally cleared interest rate swaps	—	1,900	—	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	—	—	(139)
Unrealized depreciation on centrally cleared interest rate swaps	—	(380)	—	(380)
Unrealized depreciation on centrally cleared credit default swaps	—	(47)	—	(47)
Total	$(79)	$1,473	$—	$1,394

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Health care	$3,207,943	$95,928	$19,703		$3,323,574
Consumer discretionary	2,162,881	216,574	—		2,379,455
Financials	2,206,657	75,213	1,899		2,283,769
Information technology	2,171,644	29,717	—		2,201,361
Consumer staples	1,318,784	316,097	—		1,634,881
Industrials	1,531,415	12,088	—		1,543,503
Communication services	1,171,249	—	—		1,171,249
Energy	1,020,328	—	550		1,020,878
Materials	856,654	—	—		856,654
Real estate	236,814	—	—		236,814
Utilities	158,713	—	—		158,713
Preferred securities	—	—	189		189
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	63,388		63,388
Investment funds	1,367,122	—	—		1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,878,858	—		1,878,858
U.S. Treasury bonds & notes	—	1,617,110	—		1,617,110
Corporate bonds, notes & loans	—	1,385,625	10,517		1,396,142
Asset-backed obligations	—	411,624	5,689		417,313
Bonds & notes of governments & government agencies outside the U.S.	—	40,766	—		40,766
Municipals	—	35,724	—		35,724
Short-term securities	1,690,923	—	—		1,690,923
Total	$19,101,127	$6,115,324	$101,935		$25,318,386

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,319	$—	$—	$2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	—	—	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,623)	—	(1,623)
Total	$(1,166)	$(1,623)	$—	$(2,789)

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	299

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$16,259	$22,868	$—	$39,127
Industrials	19,116	11,649	—	30,765
Health care	18,540	10,087	—	28,627
Information technology	21,174	2,609	—	23,783
Consumer staples	4,299	15,340	—	19,639
Utilities	9,788	7,879	—	17,667
Materials	6,808	9,121	—	15,929
Energy	10,010	4,766	—	14,776
Communication services	8,684	2,866	—	11,550
Consumer discretionary	4,150	4,214	—	8,364
Real estate	2,591	2,616	—	5,207
Preferred securities	911	558	—	1,469
Convertible stocks	1,235	—	—	1,235
Investment funds	5,532	—	—	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	48,706	77	48,783
U.S. Treasury bonds & notes	—	44,273	—	44,273
Corporate bonds, notes & loans	—	20,755	—	20,755
Mortgage-backed obligations	—	9,498	—	9,498
Asset-backed obligations	—	2,304	—	2,304
Municipals	—	129	—	129
Short-term securities	3,928	12,021	—	15,949
Total	$133,025	$232,259	$77	$365,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$58	$—	$—	$58
Unrealized appreciation on open forward currency contracts	—	686	—	686
Unrealized appreciation on centrally cleared interest rate swaps	—	8	—	8
Unrealized appreciation on centrally cleared credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(431)	—	—	(431)
Unrealized depreciation on open forward currency contracts	—	(150)	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,017)	—	(1,017)
Total	$(373)	$(466)	$—	$(839)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,535,583	$—	$3,535,583
U.S. Treasury bonds & notes	—	2,803,177	—	2,803,177
Mortgage-backed obligations	—	2,637,080	1,486	2,638,566
Asset-backed obligations	—	452,311	9,397	461,708
Municipals	—	165,594	—	165,594
Bonds & notes of governments & government agencies
outside the U.S.	—	131,985	—	131,985
Federal agency bonds & notes	—	11,160	—	11,160
Short-term securities	1,425,720	—	—	1,425,720
Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,241	$—	$—	$6,241
Unrealized appreciation on open forward currency contracts	—	3,821	—	3,821
Unrealized appreciation on centrally cleared interest rate swaps	—	15,705	—	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	—	—	(13,194)
Unrealized depreciation on open forward currency contracts	—	(174)	—	(174)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,629)	—	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	—	(7,009)	—	(7,009)
Total	$(6,953)	$5,714	$—	$(1,239)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$293,295	$—	$293,295
Japanese yen	—	111,151	—	111,151
British pounds	—	61,782	—	61,782
Chinese yuan renminbi	—	42,096	—	42,096
Canadian dollars	—	34,184	—	34,184
Mexican pesos	—	31,627	—	31,627
Australian dollars	—	24,212	—	24,212
Danish kroner	—	23,962	—	23,962
South Korean won	—	7,729	—	7,729
Colombian pesos	—	7,144	—	7,144
Chilean pesos	—	6,074	—	6,074
Indonesian rupiah	—	5,454	—	5,454
Russian rubles	—	1,371	1,984	3,355
Brazilian reais	—	3,129	—	3,129
South African rand	—	3,001	—	3,001
Dominican pesos	—	2,271	—	2,271
Malaysian ringgits	—	2,222	—	2,222
Ukrainian hryvnia	—	—	1,592	1,592
Indian rupees	—	1,102	—	1,102
Romanian leu	—	1,038	—	1,038
Polish zloty	—	879	—	879
Norwegian kroner	—	619	—	619
U.S. dollars	—	669,670	289	669,959
Investment funds	48,676	—	—	48,676
Preferred securities	—	—	20	20
Common stocks	—	—	134	134
Short-term securities	167	100,470	—	100,637
Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series	301

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on open forward currency contracts	—	7,008	—	7,008
Unrealized appreciation on centrally cleared credit default swaps	—	486	—	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	—	—	(4,659)
Unrealized depreciation on open forward currency contracts	—	(2,455)	—	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	—	(10,966)	—	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	—	(19)	—	(19)
Total	$(3,987)	$(5,946)	$—	$(9,933)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$731,844	$4,198	$736,042
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	399	79	478
Convertible stocks	483	472	—	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	—	—	2,629	2,629
Rights & warrants	—	826	12	838
Short-term securities	38,565	—	—	38,565
Total	$47,588	$735,061	$34,480	$817,129

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10	$—	$—	$10
Liabilities:
Unrealized depreciation on futures contracts	(98)	—	—	(98)
Unrealized depreciation on centrally cleared credit default swaps	—	(154)	—	(154)
Total	$(88)	$(154)	$—	$(242)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2022
Investment securities	$40,411	$3,989	$4,058	$(11,715)	$883	$(3,084)	$(62)	$34,480

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(1,467)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$4,828	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A

		Yield analysis	Yield	15.7% - 16.0%	15.8%	Decrease
			Transaction price	N/A	N/A	N/A
		Transaction	Net adjustment (decrease) based on movement of market comparables
				10%	10%
Convertible bonds & notes	79	Transaction	Transaction price	N/A	N/A	N/A
Common stocks	26,932	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment (decrease) based on movement of market comparables
				20%	20%	Decrease

			EV/EBITDA multiple	3.7x	3.7x	Increase
		Market comparable companies	EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
			DLOM	17%	17%	Decrease
		Transaction	Transaction price	N/A	N/A	N/A
			Discount for lack of certainty	5%	5%	Decrease
		Indicative market quotation	Broker quote	N/A	N/A	N/A
Preferred securities	2,629	Indicative market quotation	Broker quote	N/A	N/A	N/A
		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
Rights & warrants	12	Indicative market quotation	Broker quote	N/A	N/A	N/A
Total	$34,480

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	303

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$71,406	$—	$71,406
U.S. Treasury bonds & notes	—	10,720	—	10,720
Asset-backed obligations	—	2,388	—	2,388
Short-term securities	—	22,857	—	22,857
Total	$—	$107,371	$—	$107,371

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$49	$—	$—	$49
Unrealized appreciation on centrally cleared interest rate swaps	—	790	—	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	—	—	(124)
Total	$(75)	$790	$—	$715

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$723,593	$—	$723,593
U.S. Treasury bonds & notes	—	597,122	—	597,122
Federal agency bonds & notes	—	79,196	—	79,196
Short-term securities	—	318,094	—	318,094
Total	$—	$1,718,005	$—	$1,718,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$14,523	$—	$—	$14,523
Unrealized appreciation on centrally cleared interest rate swaps	—	30,519	—	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	—	—	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	—	(21,723)	—	(21,723)
Total	$(3,176)	$8,796	$—	$5,620

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304	American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series	305

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306	American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series	307

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series	309

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
	Value of			Value of
	investment			investment
	securities		U.S. government	securities
Funds	on loan	Cash	securities	purchased
Global Small Capitalization Fund	$59,781	$58,725	$4,519	$52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310	American Funds Insurance Series

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	311

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312	American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward		Interest	Credit
	contracts	Futures	currency		rate	default
	purchased	contracts	contracts		swaps	swaps
New World Fund	Not applicable	$ 25,541	$ 4,534		Not applicable	$ 2,230
International Growth and Income Fund	Not applicable	Not applicable	785		Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97	*	$ 24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable		Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040		35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045		516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743		384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable		Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable		4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable		1,287,321	Not applicable
Managed Risk Growth Fund	$ 269,349	170,792	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$159	Unrealized depreciation[1]	$66
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	— [2]	Unrealized depreciation on open forward currency contracts	50
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	2	Unrealized depreciation[1]	—
			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$100	Net unrealized appreciation on futures contracts	$129
Forward currency	Currency	Net realized gain on forward currency contracts	379	Net unrealized depreciation on forward currency contracts	(30)
Swap	Credit	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	2
			$477		$101

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(54)	Net unrealized appreciation on forward currency contracts	$5

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$60	Unrealized depreciation[1]	$139
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,900	Unrealized depreciation[1]	380
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,468)	Net unrealized depreciation on futures contracts	$(311)
Forward currency	Currency	Net realized gain on forward currency contracts	7	Net unrealized depreciation on forward currency contracts	(2)
Swap	Interest	Net realized gain on swap contracts	1,864	Net unrealized appreciation on swap contracts	69
Swap	Credit	Net realized gain on swap contracts	45	Net unrealized depreciation on swap contracts	(33)
			$(5,552)		$(277)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,319	Unrealized depreciation[1]	$3,485
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,623
			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$65,437	Net unrealized appreciation on futures contracts	$13,070
Swap	Credit	Net realized loss on swap contracts	(73)	Net unrealized depreciation on swap contracts	(1,575)
			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$58	Unrealized depreciation[1]	$431
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	686	Unrealized depreciation on open forward currency contracts	150
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8	Unrealized depreciation[1]	1,017
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	—
			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$539	Net unrealized depreciation on futures contracts	$(454)
Forward currency	Currency	Net realized loss on forward currency contracts	(1,292)	Net unrealized appreciation on forward currency contracts	725
Swap	Interest	Net realized gain on swap contracts	94	Net unrealized depreciation on swap contracts	(772)
Swap	Credit	Net realized gain on swap contracts	48	Net unrealized appreciation on swap contracts	9
			$(611)		$(492)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,241	Unrealized depreciation[1]	$13,194
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,821	Unrealized depreciation on open forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	15,705	Unrealized depreciation[1]	6,629
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	7,009
			$25,767		$27,006

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(136,499)	Net unrealized depreciation on futures contracts	$(6,976)
Forward currency	Currency	Net realized gain on forward currency contracts	1,795	Net unrealized appreciation on forward currency contracts	4,002
Swap	Interest	Net realized gain on swap contracts	26,807	Net unrealized appreciation on swap contracts	20,061
Swap	Credit	Net realized gain on swap contracts	1,436	Net unrealized depreciation on swap contracts	(7,083)
			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$672	Unrealized depreciation[1]	$4,659
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,008	Unrealized depreciation on open forward currency contracts	2,455
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	10,966
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	486	Unrealized depreciation[1]	19
			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,447)	Net unrealized depreciation on futures contracts	$(3,811)
Forward currency	Currency	Net realized loss on forward currency contracts	(18,216)	Net unrealized appreciation on forward currency contracts	4,071
Swap	Interest	Net realized loss on swap contracts	(2,331)	Net unrealized depreciation on swap contracts	(7,110)
Swap	Credit	Net realized gain on swap contracts	1,535	Net unrealized appreciation on swap contracts	549
			$(26,459)		$(6,301)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$10	Unrealized depreciation[1]	$98
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	154
			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,533	Net unrealized appreciation on futures contracts	$123
Swap	Credit	Net realized loss on swap contracts	(82)	Net unrealized depreciation on swap contracts	(161)
			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$49	Unrealized depreciation[1]	$124
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	790	Unrealized depreciation[1]	—
			$839		$124

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,688)	Net unrealized depreciation on futures contracts	$(79)
Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized depreciation on swap contracts	(1,585)
			$459		$(1,664)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$14,523	Unrealized depreciation[1]	$17,699
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	30,519	Unrealized depreciation[1]	21,723
			$45,042		$39,422

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(52,928)	Net unrealized depreciation on futures contracts	$(3,785)
Swap	Interest	Net realized gain on swap contracts	20,919	Net unrealized depreciation on swap contracts	(7,297)
			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$205	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	47	Unrealized depreciation[1]	61
Futures	Equity	Unrealized appreciation[1]	7,547	Unrealized depreciation[1]	1
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$7,799		$109

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,857)	Net unrealized appreciation on investments in unaffiliated issuers	$399
Futures	Currency	Net realized gain on futures contracts	463	Net unrealized appreciation on futures contracts	52
Futures	Equity	Net realized gain on futures contracts	12,863	Net unrealized appreciation on futures contracts	8,762
Futures	Interest	Net realized loss on futures contracts	(11,442)	Net unrealized appreciation on futures contracts	10
			$(1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$169	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—
Futures	Equity	Unrealized appreciation[1]	1,024	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	13
			$1,193		$13

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,108)	Net unrealized appreciation on investments in unaffiliated issuers	$327
Futures	Currency	Net realized gain on futures contracts	—	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized gain on futures contracts	6,799	Net unrealized appreciation on futures contracts	57
Futures	Interest	Net realized loss on futures contracts	(2,792)	Net unrealized appreciation on futures contracts	1,337
			$2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$274	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	68	Unrealized depreciation[1]	5
Futures	Equity	Unrealized appreciation[1]	2,625	Unrealized depreciation[1]	5
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	81
			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,288)	Net unrealized appreciation on investments in unaffiliated issuers	$51
Futures	Currency	Net realized gain on futures contracts	270	Net unrealized appreciation on futures contracts	68
Futures	Equity	Net realized gain on futures contracts	1,194	Net unrealized appreciation on futures contracts	2,690
Futures	Interest	Net realized loss on futures contracts	(6,007)	Net unrealized depreciation on futures contracts	(53)
			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,485	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	433	Unrealized depreciation[1]	74
Futures	Equity	Unrealized appreciation[1]	16,502	Unrealized depreciation[1]	33
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(38,643)	Net unrealized appreciation on investments in unaffiliated issuers	$7,712
Futures	Currency	Net realized gain on futures contracts	1,635	Net unrealized appreciation on futures contracts	368
Futures	Equity	Net realized loss on futures contracts	(12,730)	Net unrealized appreciation on futures contracts	17,087
Futures	Interest	Net realized loss on futures contracts	(40,727)	Net unrealized depreciation on futures contracts	(116)
			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$383	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	196	Unrealized depreciation[1]	47
Futures	Equity	Unrealized appreciation[1]	13,613	Unrealized depreciation[1]	18
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(5,894)	Net unrealized appreciation on investments in unaffiliated issuers	$396
Futures	Currency	Net realized gain on futures contracts	1,468	Net unrealized appreciation on futures contracts	158
Futures	Equity	Net realized loss on futures contracts	(9,987)	Net unrealized appreciation on futures contracts	13,720
Futures	Interest	Net realized loss on futures contracts	(39,248)	Net unrealized depreciation on futures contracts	(55)
			$(53,661)		$14,219

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series	321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$—	†	$—	$—	$—	$—	†
Liabilities:
Goldman Sachs	$26		$—	$—	$—	$26
JPMorgan Chase	24		—	—	—	24
Total	$50		$—	$—	$—	$50

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
UBS AG	$5	$—	$—	$—	$5

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$76	$(29)	$—	$(47)	$—
BNP Paribas	66	(47)	—	—	19
Citibank	113	(28)	—	—	85
Goldman Sachs	92	(8)	—	—	84
HSBC Bank	33	(8)	—	—	25
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	272	(1)	—	—	271
UBS AG	33	(23)	—	—	10
Total	$686	$(145)	$—	$(47)	$494
Liabilities:
Bank of America	$29	$(29)	$—	$—	$—
Bank of New York Mellon	2	—	—	—	2
BNP Paribas	47	(47)	—	—	—
Citibank	28	(28)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	8	(8)	—	—	—
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	23	(23)	—	—	—
Total	$150	$(145)	$—	$—	$5

Refer to the end of the tables for footnotes.

322	American Funds Insurance Series

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$63	$(59)	$—	$—	$4
HSBC Bank	106	(4)	—	—	102
Morgan Stanley	3,652	(16)	—	(2,380)	1,256
Total	$3,821	$(79)	$—	$(2,380)	$1,362
Liabilities:
Citibank	$59	$(59)	$—	$—	$—
HSBC Bank	4	(4)	—	—	—
JPMorgan Chase	95	—	—	—	95
Morgan Stanley	16	(16)	—	—	—
Total	$174	$(79)	$—	$—	$95

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,728	$(1,013)	$(59)	$—	$656
BNP Paribas	433	(433)	—	—	—
Citibank	105	—	—	—	105
Goldman Sachs	128	(92)	—	—	36
HSBC Bank	215	(123)	—	(92)	—
JPMorgan Chase	89	—	—	—	89
Morgan Stanley	76	(76)	—	—	—
Standard Chartered Bank	3,616	(8)	—	(2,190)	1,418
UBS AG	618	(478)	—	—	140
Total	$7,008	$(2,223)	$(59)	$(2,282)	$2,444
Liabilities:
Bank of America	$1,013	$(1,013)	$—	$—	$—
BNP Paribas	473	(433)	(40)	—	—
Goldman Sachs	92	(92)	—	—	—
HSBC Bank	123	(123)	—	—	—
Morgan Stanley	268	(76)	—	—	192
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	478	(478)	—	—	—
Total	$2,455	$(2,223)	$(40)	$—	$192

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series	323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$782	$700	$71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	—	—
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$18,515	$1,947	$58,974	$15,623	$8,333	$45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
Gross unrealized appreciation on investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation) on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927
Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(2)	1	(1)	—	2,307	—

Refer to the end of the tables for footnote.

324	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
Gross unrealized appreciation on investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation) on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	1	(2)	1	—	(5)

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$58,751	$—	$9,376	$529	$2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation) on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)
Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(18,935)	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	—	12,234	23,718	—	—
Gross unrealized appreciation on investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation) on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)
Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087
Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$47,544	$285,173	$332,717	$—	$55,655	$55,655
Class 1A	209	1,252	1,461	—	39	39
Class 2	94,748	568,298	663,046	—	60,246	60,246
Class 4	13,417	80,475	93,892	—	7,215	7,215
Total	$155,918	$935,198	$1,091,116	$—	$123,155	$123,155

Growth Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$319,915	$1,912,725	$2,232,640	$181,380	$2,073,422	$2,254,802
Class 1A	3,677	23,411	27,088	701	9,031	9,732
Class 2	311,929	2,152,577	2,464,506	167,439	2,610,409	2,777,848
Class 3	4,207	28,163	32,370	2,435	35,107	37,542
Class 4	43,665	340,245	383,910	17,483	340,551	358,034
Total	$683,393	$4,457,121	$5,140,514	$369,438	$5,068,520	$5,437,958

International Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$94,903	$448,918	$543,821	$131,730	$—	$131,730
Class 1A	281	1,398	1,679	281	—	281
Class 2	86,539	450,228	536,767	105,815	—	105,815
Class 3	431	2,195	2,626	545	—	545
Class 4	9,244	52,350	61,594	10,725	—	10,725
Total	$191,398	$955,089	$1,146,487	$249,096	$—	$249,096

326	American Funds Insurance Series

New World Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$60,201	$129,123	$189,324	$26,785	$78,257	$105,042
Class 1A	317	724	1,041	77	273	350
Class 2	26,575	61,661	88,236	9,450	36,498	45,948
Class 4	22,718	56,063	78,781	5,794	28,566	34,360
Total	$109,811	$247,571	$357,382	$42,106	$143,594	$185,700

Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$351,097	$1,068,126	$1,419,223	$104,666	$—	$104,666
Class 1A	3,359	10,665	14,024	2,211	—	2,211
Class 2	173,751	551,636	725,387	46,652	—	46,652
Class 4	61,406	196,768	258,174	12,620	—	12,620
Total	$589,613	$1,827,195	$2,416,808	$166,149	$—	$166,149

Capital World Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$32,166	$109,599	$141,765	$14,543	$16,997	$31,540
Class 1A	337	1,188	1,525	99	67	166
Class 2	57,060	205,827	262,887	20,948	29,988	50,936
Class 4	10,246	37,875	48,121	3,094	4,436	7,530
Total	$99,809	$354,489	$454,298	$38,684	$51,488	$90,172

Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$597,601	$1,754,172	$2,351,773	$328,564	$239,575	$568,139
Class 1A	784	2,464	3,248	308	185	493
Class 2	328,556	1,071,265	1,399,821	164,258	145,765	310,023
Class 3	3,597	11,428	15,025	1,864	1,578	3,442
Class 4	41,526	145,017	186,543	16,599	16,418	33,017
Total	$972,064	$2,984,346	$3,956,410	$511,593	$403,521	$915,114

International Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$397	$6,104	$6,501	$4,585	$—	$4,585
Class 1A	147	2,108	2,255	140	—	140
Class 2	4,951	81,276	86,227	6,218	—	6,218
Class 4	3,387	55,677	59,064	3,589	—	3,589
Total	$8,882	$145,165	$154,047	$14,532	$—	$14,532

American Funds Insurance Series	327

Capital Income Builder

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,636	$—	$17,636	$16,222	$—	$16,222
Class 1A	270	—	270	218	—	218
Class 2	354	—	354	315	—	315
Class 4	13,728	—	13,728	13,009	—	13,009
Total	$31,988	$—	$31,988	$29,764	$—	$29,764

Asset Allocation Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$476,426	$1,525,081	$2,001,507	$424,814	$579,353	$1,004,167
Class 1A	708	2,098	2,806	423	457	880
Class 2	124,332	440,697	565,029	108,045	154,751	262,796
Class 3	845	2,914	3,759	717	976	1,693
Class 4	142,374	538,249	680,623	107,752	164,028	271,780
Total	$744,685	$2,509,039	$3,253,724	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$72	$498	$570	$1,680	$6,058	$7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206
Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$235,158	$60,668	$295,826	$301,454	$133,858	$435,312
Class 1A	7,470	1,700	9,170	408	193	601
Class 2	98,333	27,763	126,096	138,464	69,578	208,042
Class 4	24,749	7,113	31,862	28,710	14,777	43,487
Total	$365,710	$97,244	$462,954	$469,036	$218,406	$687,442

Capital World Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457
Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

328	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$18,444		$—	$18,444		$11,054	$—	$11,054
Class 1A	100		—	100		59	—	59
Class 2	42,707		—	42,707		28,636	—	28,636
Class 3	694		—	694		429	—	429
Class 4	5,827		—	5,827		3,238	—	3,238
Total	$67,772		$—	$67,772		$43,416	$—	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$15		$—	$15		$6,294	$3,087	$9,381
Class 1A	37		—	37		39	18	57
Class 2	995		—	995		1,448	784	2,232
Class 4	746		—	746		936	551	1,487
Total	$1,793		$—	$1,793		$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$348		$—	$348		$—	$—	$—
Class 1A	—	†	—	—	†	—	—	—
Class 2	1,570		—	1,570		—	—	—
Class 3	26		—	26		—	—	—
Class 4	293		—	293		—	—	—
Total	$2,237		$—	$2,237		$—	$—	$—

U.S. Government Securities Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$10,360		$—	$10,360		$30,987	$9,355	$40,342
Class 1A	153		—	153		389	129	518
Class 2	42,631		—	42,631		108,143	36,124	144,267
Class 3	292		—	292		714	234	948
Class 4	7,040		—	7,040		17,596	6,057	23,653
Total	$60,476		$—	$60,476		$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series	329

Managed Risk Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$162	$1,634	$1,796	$106	$409	$515
Class P2	6,629	81,821	88,450	3,159	23,710	26,869
Total	$6,791	$83,455	$90,246	$3,265	$24,119	$27,384

Managed Risk International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$69	$—	$69	$14	$—	$14
Class P2	4,206	—	4,206	917	—	917
Total	$4,275	$—	$4,275	$931	$—	$931

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$127	$—	$127	$40	$—	$40
Class P2	14,544	—	14,544	5,979	—	5,979
Total	$14,671	$—	$14,671	$6,019	$—	$6,019

Managed Risk Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$43,232	$44,484	$87,716	$30,716	$29,380	$60,096
Class P2	5,626	6,461	12,087	3,713	4,359	8,072
Total	$48,858	$50,945	$99,803	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$176	$254	$430	$114	$—	$114
Class P2	51,616	86,918	138,534	38,113	—	38,113
Total	$51,792	$87,172	$138,964	$38,227	$—	$38,227

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
	Rates		Net asset levels (in billions)		Rates		Net asset levels (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.445%	$.6	$8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series	331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2022, before waiver	2022, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,002
Class 1A	$—	$37	4
Class 2	8,754	Not applicable	1,050
Class 4	1,500	1,500	180
Total class-specific expenses	$10,254	$1,537	$2,236

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$308
Class 1A	$—	$11	1
Class 2	4,837	Not applicable	581
Class 4	688	688	83
Total class-specific expenses	$5,525	$699	$973

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,542
Class 1A	$—	$407	49
Class 2	41,888	Not applicable	5,026
Class 3	403	Not applicable	67
Class 4	6,532	6,532	784
Total class-specific expenses	$48,823	$6,939	$10,468

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,036
Class 1A	$—	$26	3
Class 2	8,573	Not applicable	1,029
Class 3	30	Not applicable	5
Class 4	982	982	118
Total class-specific expenses	$9,585	$1,008	$2,191

American Funds Insurance Series	333

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$535
Class 1A	$—	$25	3
Class 2	2,101	Not applicable	252
Class 4	1,898	1,898	228
Total class-specific expenses	$3,999	$1,923	$1,018

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,738
Class 1A	$—	$243	29
Class 2	7,376	Not applicable	885
Class 4	2,639	2,639	317
Total class-specific expenses	$10,015	$2,882	$2,969

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58
Total class-specific expenses	$3,172	$499	$558

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,289
Class 1A	$—	$73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505
Total class-specific expenses	$35,861	$4,286	$10,612

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$12	2
Class 2	432	Not applicable	52
Class 4	294	294	35
Total class-specific expenses	$726	$306	$93

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$170
Class 1A	$—	$24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160
Total class-specific expenses	$1,368	$1,362	$337

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,850
Class 1A	$—	$62	8
Class 2	11,503	Not applicable	1,380
Class 3	55	Not applicable	9
Class 4	14,002	14,002	1,680
Total class-specific expenses	$25,560	$14,064	$7,927

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$31
Class 1A	$—	$7	1
Class 2	428	Not applicable	51
Class 4	293	293	35
Total class-specific expenses	$721	$300	$118

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,100
Class 1A	$—	$354	43
Class 2	7,903	Not applicable	948
Class 4	2,027	2,027	243
Total class-specific expenses	$9,930	$2,381	$3,334

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$222
Class 1A	$—	$4	—	*
Class 2	2,109	Not applicable	253
Class 4	142	142	17
Total class-specific expenses	$2,251	$146	$492

Refer to the end of the tables for footnote.

334	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$71
Class 1A	$—	$3	—	*
Class 2	1,440	Not applicable	173
Class 3	16	Not applicable	3
Class 4	200	200	24
Total class-specific expenses	$1,656	$203	$271

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3
Class 1A	$—	$4	1
Class 2	127	Not applicable	15
Class 4	101	101	12
Total class-specific expenses	$228	$105	$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$—	$—	—	*
Class 2	707	Not applicable	85
Class 3	9	Not applicable	1
Class 4	173	173	21
Total class-specific expenses	$889	$173	$121

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$81
Class 1A	$—	$10	1
Class 2	2,967	Not applicable	356
Class 3	15	Not applicable	3
Class 4	512	512	62
Total class-specific expenses	$3,494	$522	$503

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$25
Class P2	$1,219	1,219
Total class-specific expenses	$1,219	$1,244

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$342	342
Total class-specific expenses	$342	$346

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$6
Class P2	$824	824
Total class-specific expenses	$824	$830

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,945
Class P2	$720	720
Total class-specific expenses	$720	$5,665

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$18
Class P2	$5,935	5,935
Total class-specific expenses	$5,935	$5,953

*	Amount less than one thousand.

American Funds Insurance Series	335

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Decrease in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21		$(11)	$10
Global Small Capitalization Fund	10		(5)	5
Growth Fund	99		(54)	45
International Fund	21		(11)	10
New World Fund	10		(5)	5
Washington Mutual Investors Fund	27		(16)	11
Capital World Growth and Income Fund	5		(3)	2
Growth-Income Fund	98		(56)	42
International Growth and Income Fund	1		— *	1
Capital Income Builder	3		(2)	1
Asset Allocation Fund	73		(43)	30
American Funds Global Balanced Fund	1		(1)	—	*
The Bond Fund of America	31		(19)	12
Capital World Bond Fund	5		(3)	2
American High-Income Trust	3		(1)	2
American Funds Mortgage Fund	—	*	— *	—	*
Ultra-Short Bond Fund	1		(1)	—	*
U.S. Government Securities Fund	5		(3)	2
Managed Risk Growth Fund	2		(1)	1
Managed Risk International Fund	—	*	— *	—	*
Managed Risk Washington Mutual Investors Fund	1		(1)	—	*
Managed Risk Growth-Income Fund	6		(4)	2
Managed Risk Asset Allocation Fund	7		(4)	3

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

Fund	Purchases	Sales	Net realized (loss) gain
Global Growth Fund	$49,680	$71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series	337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnotes.

344	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

Year ended December 31, 2021

Class 1	$16,242	1,439	$—		—		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—		—		—	—	—	—
Class 2	86,233	7,864	—		—		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—		—		(915)	(83)	338	30
Class 4	35,704	3,232	—		—		(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—		—		$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963		3,337		$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Year ended December 31, 2021

Class P1	$3,593	199	$515		30		$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	345

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,020,468	$1,224,731		$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842		10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117		9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	—	—		—	—	5	—
Non-U.S. taxes paid on realized gains	1,408	5,338		—	8,023	4,440	—
Non-U.S. taxes provided on unrealized appreciation	5,103	9,184		—	25,364	8,906	—

	Capital World Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$749,437	$8,339,283		$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349		139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673		744	1,500	9,616	372
Non-U.S. taxes paid on interest income	—	—		—	—	—	11
Non-U.S. taxes paid on realized gains	173	—	†	51	46	—	43
Non-U.S. taxes provided on unrealized appreciation	568	—		58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$—	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	—	9,100,700
Non-U.S. taxes paid on interest income	22	135	—	—	—	—
Non-U.S. taxes paid on realized gains	—	333	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	117	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

348	American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104	.53%	.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55	.55	.98
Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80	.80	.77
Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80	.80	.73
Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2022	$34.17	$.05	$(9.50)	$(9.45)	$—	$(8.50)	$(8.50)	$16.22	(29.37)%	$916		.72%	.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75	.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73	.73	.42
Class 1A:
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4		.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99	.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[6]	.98	.98	.21
Class 2:
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762		.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98	.98	.17
Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261		1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206		1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2022	$127.58	$.58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$76.29	(29.75)%	$13,660	.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34	.81
Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59	.60
Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59	.55
Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52	.62
Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157	.54%	1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53	1.62
Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78	1.32
Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78	1.40
Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71	1.48
Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610	.68%	.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77	.77	1.11
Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91
Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85
Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507	.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41	.41	2.13
Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66	.66	1.84
Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66	.66	1.88
Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91	.91	1.62

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$548	.57%	.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63	.63	1.94
Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88	.88	1.74
Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88	.88	1.70
Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2022	$67.35	$.85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692	.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28	1.65
Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53	1.43
Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53	1.40
Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46	1.47
Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78	1.15

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$8.94	(15.00)%	$13	.64%	.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65	.65	2.62
Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90	.90	2.35
Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90	.90	2.38
Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	1.15	2.10

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2022	$12.17	$.37	$(1.21)	$(.84)	$(.34)	$—	$(.34)	$10.99	(6.90)%	$586	.44%	.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54	.54	3.08
Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79	.79	2.82
Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79	.79	2.83
Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138	.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28	2.04
Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53	1.82
Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53	1.78
Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46	1.85
Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$—	$(.07)	$(.07)	$12.55	(14.33)%	$96	.59%	.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72	.72	1.82
Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98	.98	1.44
Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97	.97	1.57
Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$9.41	(12.26)%	$6,370	.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38	.38	2.70
Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63	.63	2.50
Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63	.63	2.45
Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$9.55	(17.43)%	$663	.51%	.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57	.57	2.56
Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82	.82	2.36
Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82	.82	2.32
Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2022	$10.19	$.56	$(1.47)	$(.91)	$(.75)	$—	$(.75)	$8.53	(9.01)%	$224	.47%	.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501	.50	.50	6.32
Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1	.75	.75	6.11
Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661	.75	.75	6.07
Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10	.68	.68	6.14
Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$—	$(.15)	$9.45	(9.76)%	$1	.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209	.48	.48	1.97
Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1	.73	.73	1.77
Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57	.73	.73	1.72
Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71
12/31/2018	10.38	.15	(.15)	— [4]	(.19)	—	(.19)	10.19	.07	24	.98	.98	1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends end distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2022	$11.27	$.17	$(.01)		$.16	$(.08)	$—	$(.08)	$11.35	1.42%	$51		.32%	1.48%
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	37		.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	—	[6]	.35	1.60
Class 2:
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
12/31/2018	11.01	.15	—	[4]	.15	(.13)	—	(.13)	11.03	1.36	247		.60	1.34
Class 3:
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53	1.42
Class 4:
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$—	$(.44)	$9.99	(10.75)%	$242	.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445	.36	.36	2.02
Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1	.61	.61	1.82
Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323	.61	.61	1.77
Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9	.54	.54	1.84
Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91	.86	.86	1.53

Refer to the end of the tables for footnotes.

366	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2022	$18.53	$.06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$9		.41%		.36%		.69%		.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
Managed Risk International Fund
Class P1:
12/31/2022	$10.55	$.15	$(1.75)	$(1.60)	$(.34)	$—	$(.34)	$8.61	(15.27)%[10]	$2		.44%[10]		.37%[10]		.87%[10]		1.70%[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2		.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2		.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1		.41	[10]	.33	[10]	.84	[10]	1.64	[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[6]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2022	$12.95	$.23	$(1.38)	$(1.15)	$(.56)	$—	$(.56)	$11.24	(8.92)%[10]	$3		.41%[10]		.36%[10]		.75%[10]		1.96%[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2		.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2		.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1		.38	[10]	.33	[10]	.74	[10]	2.14	[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[6]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2022	$15.73	$.18	$(2.79)	$(2.61)	$(.30)	$(.31)	$(.61)	$12.51	(16.74)%	$1,833	.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
Managed Risk Asset Allocation Fund
Class P1:
12/31/2022	$15.33	$.24	$(2.34)	$(2.10)	$(.32)	$(.48)	$(.80)	$12.43	(13.75)%	$7	.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	371

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$968.78	$1.84	.37%	$3.42	.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.52	.69
Class P2 – actual return	1,000.00	967.08	3.07	.62	4.71	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82	.36%	$4.40	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87
Class P2 – actual return	1,000.00	1,003.52	3.13	.62	5.71	1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87	.37%	$3.79	.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.82	.75
Class P2 – actual return	1,000.00	1,004.38	3.18	.63	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.14	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$989.69	$1.81	.36%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	989.03	3.06	.61	4.51	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82	.36%	$3.24	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64
Class P2 – actual return	1,000.00	1,006.19	3.03	.60	4.50	.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.53	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	377

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378	American Funds Insurance Series

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American Funds Insurance Series	379

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380	American Funds Insurance Series

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American Funds Insurance Series	381

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	383

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Portfolio Series Annual report for the year ended December 31, 2022

Portfolios that invest
in global companies
for the long term

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For over 90 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2022. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2023 (unaudited):

	Cumulative total returns	Average annual total returns		Gross	Net
	1 year	5 years	Lifetime*	expense ratio	expense ratio

American Funds Global Growth Portfolio, Class 4	–24.75%	4.67%	6.22%	0.98%	0.98%
American Funds Growth and Income Portfolio, Class 4	–15.74	4.63	5.26	0.80	0.80
American Funds Managed Risk Growth Portfolio, Class P2	–20.36	2.84	3.87	1.00	0.95
American Funds Managed Risk Growth and Income Portfolio, Class P2	–15.10	2.36	3.30	0.96	0.91
American Funds Managed Risk Global Allocation Portfolio, Class P2	–18.25	1.03	2.20	1.08 †	1.03 †

*	Since May 1, 2015, for all funds.
†	The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s daily net assets for the three managed risk portfolios. Investment results and net expense ratios shown reflect the waiver, without which the results would have been lower and the expenses would have been higher. This waiver will be in effect through at least May 1, 2024, unless modified or terminated by the series board. The waiver may only be modified or terminated with the approval of the series board. Refer to the fund’s most recent prospectus for details.

Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a hypothetical $10,000 investment

Investment portfolios

8	American Funds Global Growth Portfolio

9	American Funds Growth and Income Portfolio

11	American Funds Managed Risk Growth Portfolio

13	American Funds Managed Risk Growth and Income Portfolio

15	American Funds Managed Risk Global Allocation Portfolio

17	Financial statements

39	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, include Alan N. Berro, Michelle J. Black, Samir Mathur, Wesley K. Phoa, John R. Queen, William L. Robbins and Andrew B. Suzman.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times, and all but one sector declined in the MSCI All Country World Index (ACWI)1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top sector in the S&P 500 Index for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

The S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined by 18.11%. The Bloomberg U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), was down 13.01%.

American Funds Global Growth Portfolio declined by 24.75%. Its benchmark, the MSCI ACWI,1,4 a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, fell by 18.36%. The Morningstar U.S. Insurance World Large-Stock Growth Category Average,5 a peer fund comparison for the insurance industry that includes portfolios that invest the majority of their assets in the U.S., Europe and Japan (and typically have 20%–60% of assets in the U.S.), was down 26.11%.

American Funds Growth and Income Portfolio fell by 15.74%. It’s benchmark, the AFIS Growth and Income Portfolio Series Custom Index6 declined 15.35%. The Morningstar U.S. Insurance Allocation — 50% to 70% Equity Category Average,5 a peer fund comparison for the insurance industry that includes funds that seek to provide both income and capital appreciation by investing in multiple asset classes including stocks, bonds and cash, was down 16.01%.

American Funds Managed Risk Growth Portfolio was down 20.36%. The S&P 500 Managed Risk Index — Moderate7 fell 13.13%.

Past results are not predictive of results in future periods.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Managed Risk Growth and Income Portfolio decreased 15.10%. The S&P 500 Managed Risk Index —Moderate7 fell 13.13%.

American Funds Managed Risk Global Allocation Portfolio finished down 18.25%. The S&P Global LargeMidCap Managed Risk Index — Moderate7 was down 14.78%.

Historically, stock markets have experienced periods of volatility, and we know these events can be unsettling for shareholders. We strive to construct portfolios we believe will decline less than the market during periods of correction. In line with this idea, American Funds Global Growth Portfolio and American Funds Growth and Income Portfolio are more conservatively positioned than their benchmark indexes. It is also important to emphasize that all the managed risk portfolios employ a specific risk-management overlay. As such, the funds seek to buffer the effects of volatility and provide a measure of downside protection.

Thank you for placing your trust in us and for your investment in the American Funds Insurance Series — Portfolio Series.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 17, 2023

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit agencies such as Standard & Poor’s, Moody’s and/or Finch as an indication of an issuer’s creditworthiness.

Past results are not predictive of results in future periods.

[1]	Source: MSCI.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Source: Morningstar, Inc. © 2023 All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.
[6]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[7]	Source: S&P Dow Jones Indices LLC. The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 5/1/15)

American Funds Global Growth Portfolio (Class 4)	–24.75%	4.67%	6.22%
MSCI ACWI (All Country World Index)[1]	–18.36	5.23	6.26
Morningstar U.S. Insurance World Large-Stock Growth Category Average[2]	–26.11	5.30	6.51
American Funds Growth and Income Portfolio (Class 4)	–15.74	4.63	5.26
AFIS Growth and Income Portfolio Series Custom Index[3]	–15.35	4.26	5.11
Morningstar U.S. Insurance — 50% to 70% Equity Allocation Category Average[2]	–16.01	3.55	4.40
American Funds Managed Risk Growth Portfolio (Class P2)	–20.36	2.84	3.87
S&P 500 Managed Risk Index — Moderate[4]	–13.13	4.99	5.72
American Funds Managed Risk Growth and Income Portfolio (Class P2)	–15.10	2.36	3.30
S&P 500 Managed Risk Index — Moderate[4]	–13.13	4.99	5.72
American Funds Managed Risk Global Allocation Portfolio (Class P2)	–18.25	1.03	2.20
S&P Global LargeMidCap Managed Risk Index — Moderate[4]	–14.78	2.88	3.54
S&P 500 Index[3]	–18.11	9.42	10.20
Bloomberg U.S. Aggregate Index[3]	–13.01	0.02	0.77
Bloomberg Global Aggregate Index[5]	–16.25	–1.66	–0.15
MSCI ACWI ex USA[6]	–16.00	0.88	2.49

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	MSCI ACWI is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Index results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: Morningstar, Inc.
[3]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Source: S&P Dow Jones Indices LLC. The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. Source: MSCI. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.
[4]	The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. Source: S&P Dow Jones Indices LLC. These indices are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.
[5]	Bloomberg Global Aggregate Index represents the global investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.
[6]	The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. Source: MSCI.

The Portfolio Series features five objective-based portfolios that offer retirement investors a structured approach with broad diversification.

The funds invest in underlying American Funds Insurance Series funds that are aligned to help investors pursue retirement goals such as accumulating assets, planning an income strategy or preserving capital.

The managed risk strategy is operated by Milliman Financial Risk Management LLC.

American Funds Insurance Series – Portfolio Series	3

The value of a hypothetical $10,000 investment

(for the year ended December 31, 2022, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class 4 shares	–24.75%	4.67%	6.22%

Growth and Income Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class 4 shares	–15.74%	4.63%	5.26%

4	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–20.36%	2.84%	3.87%

Managed Risk Growth and Income Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–15.10%	2.36%	3.30%

Managed Risk Global Allocation Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–18.25%	1.03%	2.20%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. MSCI index results reflect dividends net of withholding taxes.
[4]	Source: Bloomberg Index Services Ltd.
[5]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. Investment results shown reflect the waiver, without which the results would have been lower. This waiver will be in effect through at least May 1, 2023, unless modified or terminated by the series board. The waiver may only be modified or terminated with the approval of the series board. Refer to the funds’ most recent prospectuses for details.
[6]	Source: S&P Dow Jones Indices LLC. The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the managed risk strategy for the managed risk funds.

American Funds Insurance Series – Portfolio Series	5

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/22:
30.0%	Global Growth Fund
20.0%	Growth Fund
15.0%	Global Small Capitalization Fund
10.0%	International Fund
5.0%	New World Fund
20.0%	Capital World Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) Funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12 months ended December 31, 2022, the fund’s shares declined 24.75%. All the underlying funds had negative returns.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/22:
9.8%	Growth Fund
20.1%	Capital World Growth and Income Fund
20.1%	Growth-Income Fund
10.0%	Asset Allocation Fund
10.1%	Capital Income Builder Fund
29.9%	The Bond Fund of America

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2022, the fund’s shares were down 15.74%. All the underlying funds had negative returns.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/22:
29.8%	Growth Fund
15.0%	Global Growth Fund
10.0%	Global Small Capitalization Fund
15.0%	Growth-Income Fund
5.0%	Washington Mutual Investors Fund
19.0%	The Bond Fund of America
6.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds. The managed risk strategy was modestly additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares dropped 20.36%. All the underlying funds had negative returns.

See page 7 for footnotes.

6	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/22:
10.0%	Growth Fund
25.0%	Capital World Growth and Income Fund
25.0%	Growth-Income Fund
5.0%	Asset Allocation Fund
15.0%	Capital Income Builder Fund
14.4%	The Bond Fund of America
5.6%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds. The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay contributed while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares declined 15.10%. All the underlying funds had negative returns.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/22:
24.9%	Global Growth Fund
20.0%	Capital World Growth and Income Fund
10.0%	Asset Allocation Fund
24.9%	Global Balanced Fund
15.0%	Capital World Bond Fund
5.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds. The managed risk strategy was modestly additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares fell 18.25%. All the underlying funds had negative returns.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It also may include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

The Portfolio Series funds are actively monitored; allocations and funds may change.

Allocations may not achieve fund objectives. The portfolios’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 2022. Allocation percentages and underlying funds are subject to the Portfolio Solutions Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year.

American Funds Insurance Series – Portfolio Series	7

American Funds® Global Growth Portfolio

Investment portfolio December 31, 2022

Growth funds 80.06%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	609,300	$18,388
American Funds Insurance Series - Growth Fund, Class 1	160,232	12,224
American Funds Insurance Series - Global Small Capitalization Fund, Class 1[1]	569,453	9,237
American Funds Insurance Series - International Fund, Class 1	401,899	6,153
American Funds Insurance Series - New World Fund, Class 1	138,894	3,097

Total growth funds (cost: $58,722,000)		49,099

Growth-and-income funds 20.02%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	1,052,166	12,279

Total growth-and-income funds (cost: $13,978,000)		12,279
Total investment securities 100.08% (cost: $72,700,000)		61,378
Other assets less liabilities (0.08)%		(51)

Net assets 100.00%		$61,327

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.06%
American Funds Insurance Series - Global Growth Fund, Class 1	$25,184	$3,928	$1,954	$(484)	$(8,286)	$18,388	$185	$2,268
American Funds Insurance Series - Growth Fund, Class 1	16,742	4,136	1,668	(540)	(6,446)	12,224	80	1,931
American Funds Insurance Series - Global Small Capitalization Fund, Class 1[1]	12,680	4,444	764	(395)	(6,728)	9,237	—	3,329
American Funds Insurance Series - International Fund, Class 1	8,437	1,573	1,126	(355)	(2,376)	6,153	132	900
American Funds Insurance Series - New World Fund, Class 1	4,217	538	388	(104)	(1,166)	3,097	53	300
						49,099

Growth-and-income funds 20.02%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	16,853	4,060	2,584	(254)	(5,796)	12,279	338	2,897
Total 100.08%				$(2,132)	$(30,798)	$61,378	$788	$11,625

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

8	American Funds Insurance Series – Portfolio Series

American Funds® Growth and Income Portfolio

Investment portfolio December 31, 2022

Growth funds 9.86%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	420,345	$32,068

Total growth funds (cost: $32,534,000)		32,068

Growth-and-income funds 40.19%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	5,602,737	65,384
American Funds Insurance Series - Growth-Income Fund, Class 1	1,301,174	65,332

Total growth-and-income funds (cost: $146,427,000)		130,716

Asset allocation funds 10.01%
American Funds Insurance Series - Asset Allocation Fund, Class 1	1,466,444	32,555

Total asset allocation funds (cost: $41,375,000)		32,555

Equity-income funds 10.10%
American Funds Insurance Series - Capital Income Builder, Class 1	2,988,378	32,842

Total equity-income funds (cost: $28,991,000)		32,842

Fixed income funds 29.92%
American Funds Insurance Series - The Bond Fund of America, Class 1	10,341,834	97,317

Total fixed income funds (cost: $115,183,000)		97,317
Total investment securities 100.08% (cost: $364,510,000)		325,498
Other assets less liabilities (0.08)%		(270)

Net assets 100.00%		$325,228

American Funds Insurance Series – Portfolio Series	9

American Funds® Growth and Income Portfolio (continued)

Investments in affiliates1

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 9.86%
American Funds Insurance Series - Growth Fund, Class 1	$37,645	$12,860	$1,769	$(467)	$(16,201)	$32,068	$207	$4,750

Growth-and-income funds 40.19%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	75,361	22,903	3,572	(1,379)	(27,929)	65,384	1,763	14,711
American Funds Insurance Series - Growth-Income Fund, Class 1	75,346	12,638	2,939	(401)	(19,312)	65,332	1,037	6,454
						130,716

Asset allocation funds 10.01%
American Funds Insurance Series - Asset Allocation Fund, Class 1	37,647	4,167	141	(38)	(9,080)	32,555	722	3,432

Equity-income funds 10.10%
American Funds Insurance Series - Capital Income Builder, Class 1	37,800	1,200	2,637	(10)	(3,511)	32,842	1,027	—

Fixed income funds 29.92%
American Funds Insurance Series - The Bond Fund of America, Class 1	113,219	16,185	14,077	(1,190)	(16,820)	97,317	3,262	1,145
Total 100.08%				$(3,485)	$(92,853)	$325,498	$8,018	$30,492

[1]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2022

Growth funds 54.89%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	6,180,000	$471,472
American Funds Insurance Series – Global Growth Fund, Class 1	7,813,452	235,810
American Funds Insurance Series – Global Small Capitalization Fund, Class 1[1]	9,692,149	157,207

Total growth funds (cost: $974,627,000)		864,489

Growth-and-income funds 19.96%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,696,475	235,810
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	6,194,116	78,603

Total growth-and-income funds (cost: $338,430,000)		314,413

Fixed income funds 18.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	31,732,625	298,604

Total fixed income funds (cost: $324,846,000)		298,604

Short-term securities 2.30%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[2]	36,195,248	36,195

Total short-term securities (cost: $36,195,000)		36,195

Options purchased 0.05%
Options purchased*		820

Total options purchased (cost: $4,575,000)		820
Total investment securities 96.16% (cost: $1,678,673,000)		1,514,521
Other assets less liabilities 3.84%		60,507

Net assets 100.00%		$1,575,028

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	260	USD	99,827	USD	2,700.00	3/17/2023	$107
S&P 500 Index	520		199,654		2,800.00	3/17/2023	260
S&P 500 Index	390		149,740		2,850.00	3/17/2023	208
S&P 500 Index	365		140,142		2,900.00	3/17/2023	245
							$820

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Growth Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,003	March 2023	USD108,253	$(632)
Nikkei 225 Index Contracts	Short	55	March 2023	(10,812)	736
Japanese Yen Currency Contracts	Short	124	March 2023	(11,946)	(503)
FTSE 100 Index Contracts	Short	193	March 2023	(17,428)	(22)
British Pound Currency Contracts	Short	241	March 2023	(18,201)	450
Russell 2000 Mini Index Contracts	Short	289	March 2023	(25,589)	639
Mini MSCI Emerging Market Index Contracts	Short	949	March 2023	(45,523)	679
S&P Mid 400 E-mini Index Contracts	Short	219	March 2023	(53,493)	990
Euro Stoxx 50 Index Contracts	Short	1,686	March 2023	(68,269)	3,645
Euro Currency Contracts	Short	558	March 2023	(75,009)	(199)
S&P 500 E-mini Index Contracts	Short	2,413	March 2023	(465,830)	12,739
					$18,522

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 54.89%
American Funds Insurance Series – Growth Fund, Class 1	$594,971	$610,806	$485,512	$(74,595)	$(174,198)	$471,472	$3,035	$73,126
American Funds Insurance Series – Global Growth Fund, Class 1	298,430	199,629	157,673	(63,977)	(40,599)	235,810	2,306	28,510
American Funds Insurance Series – Global Small Capitalization Fund, Class 1[1]	198,324	193,830	120,373	(49,894)	(64,680)	157,207	—	55,512
						864,489

Growth-and-income funds 19.96%
American Funds Insurance Series – Growth-Income Fund, Class 1	298,430	174,061	163,203	27,479	(100,957)	235,810	3,775	24,366
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	100,106	60,366	54,457	6,411	(33,823)	78,603	1,724	18,483
						314,413

Fixed income funds 18.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	398,536	265,026	303,889	(50,923)	(10,146)	298,604	10,438	3,634
Total 93.81%				$(205,499)	$(424,403)	$1,477,506	$21,278	$203,631

[1]	Fund did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2022.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2022

Growth funds 9.98%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,662,632	$126,842

Total growth funds (cost: $139,120,000)		126,842

Growth-and-income funds 49.93%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	27,182,977	317,226
American Funds Insurance Series – Growth-Income Fund, Class 1	6,317,971	317,226

Total growth-and-income funds (cost: $712,977,000)		634,452

Asset allocation funds 4.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	2,856,806	63,421

Total asset allocation funds (cost: $74,571,000)		63,421

Equity-income funds 14.97%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	17,312,400	190,263

Total equity-income funds (cost: $186,414,000)		190,263

Fixed income funds 14.47%
American Funds Insurance Series – The Bond Fund of America, Class 1	19,544,014	183,909

Total fixed income funds (cost: $200,329,000)		183,909

Short-term securities 2.26%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	28,679,353	28,679

Total short-term securities (cost: $28,679,000)		28,679

Options purchased 0.05%
Options purchased*		594

Total options purchased (cost: $3,164,000)		594
Total investment securities 96.65% (cost: $1,345,254,000)		1,228,160
Other assets less liabilities 3.35%		42,621

Net assets 100.00%		$1,270,781

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	100	USD38,395	USD2,700.00	3/17/2023	$41
S&P 500 Index	300	115,185	2,800.00	3/17/2023	150
S&P 500 Index	405	155,500	2,850.00	3/17/2023	215
S&P 500 Index	280	107,506	2,900.00	3/17/2023	188
					$594

American Funds Insurance Series – Portfolio Series	13

American Funds Managed Risk Growth and Income Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	720	March 2023	USD77,709	$(251)
Russell 2000 Mini Index Contracts	Short	39	March 2023	(3,453)	85
Nikkei 225 Index Contracts	Short	60	March 2023	(11,795)	773
Japanese Yen Currency Contracts	Short	137	March 2023	(13,198)	(550)
FTSE 100 Index Contracts	Short	226	March 2023	(20,407)	(29)
British Pound Currency Contracts	Short	283	March 2023	(21,374)	507
S&P Mid 400 E-mini Index Contracts	Short	121	March 2023	(29,556)	494
Mini MSCI Emerging Market Index Contracts	Short	688	March 2023	(33,003)	384
Euro Stoxx 50 Index Contracts	Short	1,229	March 2023	(49,764)	2,002
Euro Currency Contracts	Short	419	March 2023	(56,324)	(159)
S&P 500 E-mini Index Contracts	Short	1,760	March 2023	(339,768)	8,554
					$11,810

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 9.98%
American Funds Insurance Series – Growth Fund, Class 1	$152,822	$182,784	$143,439	$(28,675)	$(36,650)	$126,842	$812	$19,581

Growth-and-income funds 49.93%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	382,784	303,748	225,697	(17,063)	(126,546)	317,226	8,493	72,892
American Funds Insurance Series – Growth-Income Fund, Class 1	382,784	278,821	248,906	30,763	(126,236)	317,226	5,044	32,314
						634,452

Asset allocation funds 4.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	77,139	32,563	28,374	(6,205)	(11,702)	63,421	1,412	6,848

Equity-income funds 14.97%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	229,961	80,029	99,546	16,756	(36,937)	190,263	6,034	—

Fixed income funds 14.47%
American Funds Insurance Series – The Bond Fund of America, Class 1	229,961	161,401	171,292	(28,820)	(7,341)	183,909	6,301	2,213
Total 94.34%				$(33,244)	$(345,412)	$1,198,887	$28,096	$133,848

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

14	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2022

Growth funds 24.95%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	3,082,175	$93,020

Total growth funds (cost: $99,633,000)		93,020

Growth-and-income funds 19.96%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	6,377,301	74,423

Total growth-and-income funds (cost: $85,463,000)		74,423

Asset allocation funds 9.98%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,676,992	37,229

Total asset allocation funds (cost: $39,765,000)		37,229

Balanced funds 24.94%
American Funds Insurance Series – American Funds Global Balanced Fund, Class 1[1]	7,411,955	93,020

Total balanced funds (cost: $96,573,000)		93,020

Fixed income funds 14.97%
American Funds Insurance Series – Capital World Bond Fund, Class 1	5,845,671	55,826

Total fixed income funds (cost: $59,716,000)		55,826

Short-term securities 2.38%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[2]	8,870,516	8,871

Total short-term securities (cost: $8,871,000)		8,871

Options purchased 0.05%
Options purchased*		196

Total options purchased (cost: $1,050,000)		196
Total investment securities 97.23% (cost: $391,071,000)		362,585
Other assets less liabilities 2.77%		10,312

Net assets 100.00%		$372,897

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD13,438	USD2,700.00	3/17/2023	$14
S&P 500 Index	95	36,475	2,800.00	3/17/2023	48
S&P 500 Index	145	55,673	2,850.00	3/17/2023	77
S&P 500 Index	85	32,636	2,900.00	3/17/2023	57
					$196

American Funds Insurance Series – Portfolio Series	15

American Funds Managed Risk Global Allocation Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	195	March 2023	USD21,046	$(32)
Russell 2000 Mini Index Contracts	Short	12	March 2023	(1,062)	24
Nikkei 225 Index Contracts	Short	18	March 2023	(3,538)	245
Japanese Yen Currency Contracts	Short	41	March 2023	(3,950)	(169)
S&P Mid 400 E-mini Index Contracts	Short	22	March 2023	(5,374)	76
FTSE 100 Index Contracts	Short	74	March 2023	(6,682)	(13)
British Pound Currency Contracts	Short	93	March 2023	(7,024)	162
Mini MSCI Emerging Market Index Contracts	Short	311	March 2023	(14,919)	203
Euro Stoxx 50 Index Contracts	Short	589	March 2023	(23,849)	938
Euro Currency Contracts	Short	195	March 2023	(26,213)	(77)
S&P 500 E-mini Index Contracts	Short	332	March 2023	(64,093)	1,542
					$2,899

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 24.95%
American Funds Insurance Series – Global Growth Fund, Class 1	$120,215	$101,081	$86,466	$(17,519)	$(24,291)	$93,020	$917	$11,561

Growth-and-income funds 19.96%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	96,446	68,848	55,497	(698)	(34,676)	74,423	2,021	17,806

Asset allocation funds 9.98%
American Funds Insurance Series – Asset Allocation Fund, Class 1	47,995	19,622	19,466	446	(11,368)	37,229	834	4,164

Balanced funds 24.94%
American Funds Insurance Series – American Funds Global Balanced Fund, Class 1[1]	120,215	35,303	45,375	(544)	(16,579)	93,020	—	568

Fixed income funds 14.97%
American Funds Insurance Series – Capital World Bond Fund, Class 1	72,221	46,740	49,395	(12,487)	(1,253)	55,826	181	987
Total 94.80%				$(30,802)	$(88,167)	$353,518	$3,953	$35,086

[1]	Fund did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2022.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

16	American Funds Insurance Series – Portfolio Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—		$37,015	$29,273	$9,067
	Affiliated issuers	61,378		325,498		1,477,506	1,198,887	353,518
	Cash collateral pledged for futures contracts	—		—		46,390	33,122	8,615
	Receivables for:
	Sales of investments	40		113		14,088	9,253	1,576
	Sales of fund’s shares	—	*	—	*	224	—	—
	Dividends	—		—		156	124	39
	Variation margin on futures contracts	—		—		3,861	2,748	958
		61,418		325,611		1,579,240	1,273,407	373,773
	Liabilities:
	Payables for:
	Purchases of investments	—		—		952	720	275
	Repurchases of fund’s shares	40		113		1,394	373	128
	Investment advisory services	—		—		135	109	32
	Insurance administrative fees	38		200		985	791	234
	Services provided by related parties	13		68		328	265	78
	Trustees’ deferred compensation	—	*	2		11	9	3
	Variation margin on futures contracts	—		—		407	359	126
		91		383		4,212	2,626	876
	Net assets at December 31, 2022	$61,327		$325,228		$1,575,028	$1,270,781	$372,897

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$64,008		$335,831		$1,748,600	$1,308,993	$407,471
	Total accumulated loss	(2,681)		(10,603)		(173,572)	(38,212)	(34,574)
	Net assets at December 31, 2022	$61,327		$325,228		$1,575,028	$1,270,781	$372,897

	Investment securities, at cost:
	Unaffiliated issuers	$—		$—		$40,770	$31,843	$9,921
	Affiliated issuers	72,700		364,510		1,637,903	1,313,411	381,150

	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$61,327		$325,228
	Shares outstanding	5,527		29,903		Not applicable	Not applicable	Not applicable
	Net asset value per share	$11.09		$10.88
Class P2:	Net assets					$1,575,028	$1,270,781	$372,897
	Shares outstanding	Not applicable		Not applicable		169,362	128,603	39,896
	Net asset value per share					$9.30	$9.88	$9.35

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series – Portfolio Series	17

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends:
Unaffiliated issuers	$—	$—	$814	$628	$189
Affiliated issuers	788	8,018	21,278	28,096	3,953
	788	8,018	22,092	28,724	4,142
Fees and expenses:
Investment advisory services	—	—	2,542	2,013	611
Distribution services	167	837	4,237	3,354	1,019
Insurance administrative services	167	837	4,237	3,354	1,019
Transfer agent services	— *	— *	— *	— *	— *
Accounting and administrative services	—	—	92	75	29
Reports to shareholders	1	4	11	9	3
Registration statement and prospectus	1	4	18	11	3
Trustees’ compensation	— *	— *	2	1	— *
Auditing and legal	2	8	41	33	10
Custodian	6	26	3	3	4
Other	— *	— *	1	1	— *
Total fees and expenses before waivers	344	1,716	11,184	8,854	2,698
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	848	672	204
Total fees and expenses after waivers	344	1,716	10,336	8,182	2,494
Net investment income	444	6,302	11,756	20,542	1,648
Net realized gain (loss) and unrealized depreciation:
Net realized (loss) gain on:
Investments in:
Unaffiliated issuers	—	—	(11,359)	(10,694)	(2,781)
Affiliated issuers	(2,132)	(3,485)	(205,499)	(33,244)	(30,802)
Futures contracts	—	—	(1,952)	(8,831)	(5,949)
Currency transactions	—	—	(190)	(304)	(54)
Capital gain distributions received from affiliated issuers	11,625	30,492	203,631	133,848	35,086
	9,493	27,007	(15,369)	80,775	(4,500)
Net unrealized (depreciation) appreciation on:
Investments in:
Unaffiliated issuers	—	—	446	1,072	117
Affiliated issuers	(30,798)	(92,853)	(424,403)	(345,412)	(88,167)
Futures contracts	—	—	19,387	12,550	2,667
	(30,798)	(92,853)	(404,570)	(331,790)	(85,383)
Net realized gain (loss) and unrealized depreciation	(21,305)	(65,846)	(419,939)	(251,015)	(89,883)
Net decrease in net assets resulting from operations	$(20,861)	$(59,544)	$(408,183)	$(230,473)	$(88,235)

*	Amount less than one thousand.

Refer to the notes to financial statements.

18	American Funds Insurance Series – Portfolio Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$444	$381	$6,302	$4,363	$11,756	$4,460
Net realized gain (loss)	9,493	8,596	27,007	29,430	(15,369)	282,863
Net unrealized (depreciation) appreciation	(30,798)	804	(92,853)	5,432	(404,570)	(87,129)
Net (decrease) increase in net assets resulting from operations	(20,861)	9,781	(59,544)	39,225	(408,183)	200,194

Distributions paid to shareholders	(9,974)	(1,572)	(35,419)	(10,434)	(259,110)	(18,360)

Net capital share transactions	8,118	5,159	43,477	35,193	248,176	59,229

Total (decrease) increase in net assets	(22,717)	13,368	(51,486)	63,984	(419,117)	241,063

Net assets:
Beginning of year	84,044	70,676	376,714	312,730	1,994,145	1,753,082
End of year	$61,327	$84,044	$325,228	$376,714	$1,575,028	$1,994,145

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income	$20,542	$15,751	$1,648	$3,149
Net realized gain (loss)	80,775	121,319	(4,500)	44,187
Net unrealized (depreciation) appreciation	(331,790)	14,188	(85,383)	(8,638)
Net (decrease) increase in net assets resulting from operations	(230,473)	151,258	(88,235)	38,698

Distributions paid to shareholders	(112,305)	(16,939)	(40,195)	(3,407)

Net capital share transactions	79,014	10,702	18,917	(949)

Total (decrease) increase in net assets	(263,764)	145,021	(109,513)	34,342

Net assets:
Beginning of year	1,534,545	1,389,524	482,410	448,068
End of year	$1,270,781	$1,534,545	$372,897	$482,410

Refer to the notes to financial statements.

American Funds Insurance Series – Portfolio Series	19

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (the “funds”), including five funds in the series covered in this report. The other 29 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and six funds in the series are covered in the American Funds Insurance Series — Target Date Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund in the American Funds Insurance Series – Portfolio Series are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

20	American Funds Insurance Series – Portfolio Series

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. The net asset value per share of each fund and each underlying fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of December 31, 2022, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause each fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Some of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. To the extent that any of the funds that invest in the non-diversified investment company invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on that fund’s investment results.

American Funds Insurance Series – Portfolio Series	21

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by a fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in each fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of each fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of an underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds, which could impact the liquidity of the funds’ portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

22	American Funds Insurance Series – Portfolio Series

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying funds’ rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Insurance Series – Portfolio Series	23

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs, or try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which the fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures and options contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

24	American Funds Insurance Series – Portfolio Series

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, many debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on a managed risk fund’s investment results.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series – Portfolio Series	25

5. Certain investment techniques

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in the fund’s statement of operations. The average month-end notional amount of options contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $845,906,000, $739,642,000 and $205,037,000, respectively.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $1,394,639,000, $1,600,393,000 and $551,847,000, respectively.

The tables on the following page identify the location and fair value amounts on each fund’s statement of assets and liabilities and the effect on each fund’s statement of operations resulting from the managed risk funds’ use of options purchased and futures contracts as of December 31, 2022 (dollars in thousands):

26	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$820	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	450	Unrealized depreciation†	702
Futures	Equity	Unrealized appreciation†	19,428	Unrealized depreciation†	22
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	632
			$20,698		$1,356

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(11,359)	Net unrealized appreciation on investments in unaffiliated issuers	$446
Futures	Currency	Net realized gain on futures contracts	3,921	Net unrealized depreciation on futures contracts	(168)
Futures	Equity	Net realized gain on futures contracts	12,464	Net unrealized appreciation on futures contracts	20,103
Futures	Interest	Net realized loss on futures contracts	(18,337)	Net unrealized depreciation on futures contracts	(548)
			$(13,311)		$19,833

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$594	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	507	Unrealized depreciation†	709
Futures	Equity	Unrealized appreciation†	12,292	Unrealized depreciation†	29
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	251
			$13,393		$989

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(10,694)	Net unrealized appreciation on investments in unaffiliated issuers	$1,072
Futures	Currency	Net realized gain on futures contracts	5,166	Net unrealized depreciation on futures contracts	(125)
Futures	Equity	Net realized gain on futures contracts	2,807	Net unrealized appreciation on futures contracts	12,783
Futures	Interest	Net realized loss on futures contracts	(16,804)	Net unrealized depreciation on futures contracts	(108)
			(19,525)		$13,622

Refer to the end of the tables for footnotes.

American Funds Insurance Series – Portfolio Series	27

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$196	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	162	Unrealized depreciation†	246
Futures	Equity	Unrealized appreciation†	3,028	Unrealized depreciation†	13
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	32
			$3,386		$291

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(2,781)	Net unrealized appreciation on investments in unaffiliated issuers	$117
Futures	Currency	Net realized gain on futures contracts	1,663	Net unrealized depreciation on futures contracts	(83)
Futures	Equity	Net realized loss on futures contracts	(3,328)	Net unrealized appreciation on futures contracts	2,756
Futures	Interest	Net realized loss on futures contracts	(4,284)	Net unrealized depreciation on futures contracts	(6)
			$(8,730)		$2,784

*	Includes options purchased as reported in the fund’s investment portfolio.
†	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

Collateral — Funds that invest in futures contracts participate in a collateral program. The program calls for each fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

28	American Funds Insurance Series – Portfolio Series

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Undistributed ordinary income	$537	$5,747	$17,068	$19,332	$2,811
Undistributed long-term capital gains	8,800	25,351	272,779	182,472	34,930
Gross unrealized appreciation on investments	841	6,662	4,492	7,191	1,100
Gross unrealized depreciation on investments	(12,860)	(48,360)	(467,911)	(247,207)	(73,415)
Net unrealized depreciation on investments	(12,019)	(41,698)	(463,419)	(240,016)	(72,315)
Cost of investments	73,397	367,196	1,996,462	1,479,986	437,799
Reclassification to total accumulated loss from capital paid in on shares of beneficial interest	(1)	—	—	—	—

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$1,799	$8,175	$9,974	$214	$1,358	$1,572

Growth and Income Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$10,097	$25,322	$35,419	$5,732	$4,702	$10,434

Managed Risk Growth Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$29,570	$229,540	$259,110	$18,360	$—	$18,360

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$34,140	$78,165	$112,305	$16,939	$—	$16,939

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$6,466	$33,729	$40,195	$3,407	$—	$3,407

American Funds Insurance Series – Portfolio Series	29

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC waived a portion of the investment advisory services fees equal to 0.05% of each fund’s daily net assets for the three managed risk funds. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $1,724,000. CRMC does not intend to recoup these waivers. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fee at the annual rate of 0.03% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

30	American Funds Insurance Series – Portfolio Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in each fund’s statement of operations reflects current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 4	$6,416	505	$9,974	853	$(8,272)	(678)	$8,118	680

Year ended December 31, 2021

Class 4	$12,509	747	$1,572	93	$(8,922)	(529)	$5,159	311

Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 4	$32,757	2,764	$35,420	3,125	$(24,700)	(2,083)	$43,477	3,806

Year ended December 31, 2021

Class 4	$46,703	3,326	$10,433	745	$(21,943)	(1,582)	$35,193	2,489

Managed Risk Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$66,751	6,086	$259,110	26,420	$(77,685)	(7,596)	$248,176	24,910

Year ended December 31, 2021

Class P2	$129,307	9,721	$18,360	1,371	$(88,438)	(6,636)	$59,229	4,456

American Funds Insurance Series – Portfolio Series	31

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$48,413	4,527	$112,305	10,888	$(81,704)	(7,614)	$79,014	7,801

Year ended December 31, 2021

Class P2	$64,009	5,216	$16,939	1,367	$(70,246)	(5,764)	$10,702	819

Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$12,516	1,158	$40,195	4,150	$(33,794)	(3,420)	$18,917	1,888

Year ended December 31, 2021

Class P2	$22,259	1,801	$3,407	275	$(26,615)	(2,176)	$(949)	(100)

10. Ownership concentration

At December 31, 2022, Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series -American Funds Global Balanced Fund.

11. Investment transactions

Each fund engaged in purchases and sales of investment securities during the year ended December 31, 2022, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$18,679	$69,953	$1,503,718	$1,039,346	$271,594
Sales of investment securities*	8,484	25,136	1,285,107	917,254	256,199

*	Excludes short-term securities and U.S. government obligations, if any.

32	American Funds Insurance Series – Portfolio Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[3]	to average net assets after waivers/ reimburse- ments[2,3]	Net effective expense ratio[2,4,5]	Ratio of net income to average net assets[2]
Global Growth Portfolio
Class 4:
12/31/2022	$17.34	$.08	$(4.30)	$(4.22)	$(.31)	$(1.72)	$(2.03)	$11.09	(24.75)%	$61	.51%	.51%	.98%	.66%
12/31/2021	15.58	.08	2.02	2.10	(.05)	(.29)	(.34)	17.34	13.49	84	.52	.52	1.04	.48
12/31/2020	13.35	.03	2.91	2.94	(.12)	(.59)	(.71)	15.58	23.80	71	.55	.55	1.15	.24
12/31/2019	10.68	.12	3.18	3.30	(.09)	(.54)	(.63)	13.35	31.67	54	.61	.56	1.18	.97
12/31/2018	12.17	.08	(1.22)	(1.14)	(.12)	(.23)	(.35)	10.68	(9.77)	36	.59	.58	1.20	.69
Growth and Income Portfolio
Class 4:
12/31/2022	$14.44	$.22	$(2.46)	$(2.24)	$(.31)	$(1.01)	$(1.32)	$10.88	(15.74)%	$325	.51%	.51%	.80%	1.88%
12/31/2021	13.25	.18	1.44	1.62	(.23)	(.20)	(.43)	14.44	12.32	377	.52	.52	.84	1.28
12/31/2020	12.13	.18	1.53	1.71	(.22)	(.37)	(.59)	13.25	14.86	313	.52	.52	.91	1.49
12/31/2019	10.59	.22	1.81	2.03	(.19)	(.30)	(.49)	12.13	19.57	257	.52	.52	.96	1.92
12/31/2018	11.40	.20	(.58)	(.38)	(.16)	(.27)	(.43)	10.59	(3.51)	168	.53	.53	.97	1.81
Managed Risk Growth Portfolio
Class P2:
12/31/2022	$13.80	$.07	$(2.80)	$(2.73)	$(.19)	$(1.58)	$(1.77)	$9.30	(20.36)%	$1,575	.66%	.61%	.99%	.69%
12/31/2021	12.52	.03	1.38	1.41	(.13)	—	(.13)	13.80	11.29	1,994	.66	.61	1.01	.24
12/31/2020	11.61	.07	1.38	1.45	(.13)	(.41)	(.54)	12.52	13.35	1,753	.66	.61	1.03	.65
12/31/2019	10.28	.13	1.80	1.93	(.14)	(.46)	(.60)	11.61	19.26	1,474	.66	.61	1.02	1.20
12/31/2018	11.16	.12	(.53)	(.41)	(.14)	(.33)	(.47)	10.28	(3.98)	1,073	.66	.61	1.00	1.06
Managed Risk Growth and Income Portfolio
Class P2:
12/31/2022	$12.70	$.16	$(2.05)	$(1.89)	$(.28)	$(.65)	$(.93)	$9.88	(15.10)%	$1,271	.66%	.61%	.99%	1.53%
12/31/2021	11.58	.13	1.13	1.26	(.14)	—	(.14)	12.70	10.93	1,535	.66	.61	1.04	1.07
12/31/2020	11.55	.13	.39	.52	(.18)	(.31)	(.49)	11.58	4.96	1,390	.66	.61	1.05	1.16
12/31/2019	10.18	.18	1.74	1.92	(.18)	(.37)	(.55)	11.55	19.29	1,288	.67	.62	1.08	1.66
12/31/2018	11.13	.17	(.67)	(.50)	(.17)	(.28)	(.45)	10.18	(4.72)	974	.66	.61	1.07	1.54
Managed Risk Global Allocation Portfolio
Class P2:
12/31/2022	$12.69	$.04	$(2.32)	$(2.28)	$(.17)	$(.89)	$(1.06)	$9.35	(18.25)%	$373	.66%	.61%	1.11%	.40%
12/31/2021	11.76	.08	.94	1.02	(.09)	—	(.09)	12.69	8.70	482	.67	.62	1.19	.68
12/31/2020	11.60	.07	.52	.59	(.12)	(.31)	(.43)	11.76	5.65	448	.68	.63	1.20	.61
12/31/2019	10.07	.13	1.89	2.02	(.15)	(.34)	(.49)	11.60	20.44	424	.68	.63	1.20	1.20
12/31/2018	11.04	.14	(.88)	(.74)	(.10)	(.13)	(.23)	10.07	(6.90)	325	.68	.63	1.20	1.27

Refer to the next page for footnotes.

American Funds Insurance Series – Portfolio Series	33

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate	2022	2021	2020	2019	2018
Global Growth Portfolio	13%	36%	14%	14%	12%
Growth and Income Portfolio	7	36	7	6	5
Managed Risk Growth Portfolio	80	46	80	6	4
Managed Risk Growth and Income Portfolio	72	44	73	5	4
Managed Risk Global Allocation Portfolio	66	29	49	6	3

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During the years shown, CRMC waived a portion of investment advisory services fees on each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the funds.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[5]	Unaudited.

34	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 17, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series – Portfolio Series	35

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	American Funds Insurance Series – Portfolio Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,030.53	$2.61	.51%	$5.02	.98%
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.99	.98
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,015.72	$2.59	.51%	$4.06	.80%
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.08	.80
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$981.66	$3.05	.61%	$4.94	.99%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.04	.99
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$992.56	$3.06	.61%	$4.97	.99%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.04	.99
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$994.42	$3.07	.61%	$5.58	1.11%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.65	1.11

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	37

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

38	American Funds Insurance Series – Portfolio Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

American Funds Insurance Series – Portfolio Series	39

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

40	American Funds Insurance Series – Portfolio Series

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/individual/investments.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

American Funds Insurance Series – Portfolio Series	41

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Target Date Series Annual report for the year ended December 31, 2022

Offering variable
annuity investors
a balanced approach
to building and
preserving wealth
through retirement

Depending on the proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, each fund seeks to balance total return and stability over time.

American Funds, by Capital Group, is one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class 4 shares at net asset value. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Each target date fund is composed of a mix of the American Funds and is subject to the risks and returns of the underlying funds. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Small company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. While not directly correlated to changes in interest rates, the values of inflation linked bonds generally fluctuate in response to changes in real interest rates and may experience greater losses than other debt securities with similar durations. Fund shares of U.S. Government Securities Fund® are not guaranteed by the U.S. government.

The funds’ allocation strategy does not guarantee that investors’ retirement savings goals will be met. The allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The funds may seek dividend income to help dampen risk while maintaining equity exposure, and may invest in fixed income securities to help provide current income, capital preservation and inflation protection. The funds’ risks are directly related to the risks of the underlying funds. Refer to the series prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the series.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

6	Investment approach for American Funds Insurance Series – Target Date Series

Investment portfolios

7	American Funds IS 2035 Target Date Fund

9	American Funds IS 2030 Target Date Fund

11	American Funds IS 2025 Target Date Fund

13	American Funds IS 2020 Target Date Fund

15	American Funds IS 2015 Target Date Fund

17	American Funds IS 2010 Target Date Fund

19	Financial statements

43	Board of trustees and other officers

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® — Target Date Series for the year ended December 31, 2022.

All six of the funds declined amid a wide market downturn. However, three of the six funds outpaced their respective S&P Target Date Index1 (as shown in the table on page 3). We continue to maintain a long-term perspective regarding the series’ results – balancing investors’ need to build wealth with the need to preserve it near and during retirement. Although comparisons with indexes can provide insights, we believe a comparison of absolute returns should be accompanied by an analysis of risk to fully assess whether a target date series is meeting its objectives.

About the series

Launched December 6, 2019, the series offers a suite of funds that offer variable annuity investors objective-based portfolios to help meet retirement goals. It is managed by the Target Date Solutions Committee (“the Committee”), a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. The members of the committee include Michelle J. Black, David A. Hoag, Jessica C. Spaly, Samir Mathur, Wesley K. Phoa, Bradley J. Vogt and Shannon Ward.

In managing the series, the Committee carefully selects a mix of individual American Funds, employing an objective-based framework supported by rigorous analysis. The Committee regularly monitors each fund in the series.

Investment objectives

Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the funds seek to balance total return and stability over time.

The investment environment

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index3 lost 12.46% in one of the worst bond market

See page 2 for footnotes.

Past results are not predictive of results in future periods.

American Funds Insurance Series – Target Date Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

For the fiscal year, the MSCI All Country World Index ex USA4 fell 16.00%. The Bloomberg U.S. Aggregate Index5 declined 13.01%, while the Bloomberg Global Aggregate Index6 was down 16.25%.

Inside the series

Over the year ended December 31, 2022, the more conservative 2010, 2015 and 2020 funds beat their respective S&P Target Date Index. These funds benefited from the relative resiliency of their underlying fixed income funds, resulting in a positive excess return for eight out of the 10 underlying funds.

Despite declines for American High-Income Trust® (8.84%) and American Funds Mortgage Fund® (9.74%), both fixed income funds outpaced their benchmarks, by 2.34 and 2.07 percentage points, respectively. Capital World Bond Fund® was the relative laggard among the fixed income funds, declining by 17.17% for the year, versus a 16.25% decline for its benchmark, resulting in a difference of –0.92 percentage points.

Results in the underlying equity funds were mixed as growth-oriented stocks declined across the board. However, 11 of the 17 underlying equity funds outpaced their benchmarks, led by American Mutual Fund® and Washington Mutual Investors Fund, which exceeded by 13.92 and 9.93 percentage points, respectively.

Over their lifetimes, Target Date Series funds have outpaced their benchmarks by an average of 0.66%.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past 10 years, but is likely to gently decline over the coming year from the 6.5% figure published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 17, 2023

Past results are not predictive of results in future periods.

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[4]	Source: MSCI. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/ or Fitch as an indication of an issuer’s creditworthiness.
[6]	Source: Bloomberg Index Services Ltd. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.

2	American Funds Insurance Series – Target Date Series

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
Class 4 shares	1 year	Lifetime (since 12/6/19)	Expense ratio

American Funds IS 2035 Target Date Fund	–16.79%	4.36%	0.86%
S&P Target Date 2035 Index	–14.99	3.97
American Funds IS 2030 Target Date Fund	–14.87	3.49	0.63
S&P Target Date 2030 Index	–13.96	3.33
American Funds IS 2025 Target Date Fund	–13.25	3.21	0.86
S&P Target Date 2025 Index	–13.13	2.77
American Funds IS 2020 Target Date Fund	–11.51	2.88	0.84
S&P Target Date 2020 Index	–12.81	1.93
American Funds IS 2015 Target Date Fund	–10.63	2.82	0.83
S&P Target Date 2015 Index	–12.16	1.91
American Funds IS 2010 Target Date Fund	–9.56	2.67	0.83
S&P Target Date 2010 Index	–11.44	1.59
S&P 500 Index	–18.11	8.46
MSCI All Country World Index (ACWI) ex USA	–16.00	1.31
Bloomberg U.S. Aggregate Index	–13.01	–2.61

The target date funds invest in Class R-6 shares of the underlying funds.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/ or expense reimbursements, without which they would have been lower. Expense ratios are as of the series prospectus dated May 1, 2023 (unaudited), and are restated to reflect current fees. Visit capitalgroup.com/afis for more information.

Past results are not predictive of results in future periods.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Source: S&P Dow Jones Indices LLC.

S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Source: S&P Dow Jones Indices LLC.

MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure developed and emerging equity markets excluding the U.S., and its results reflect dividends net of withholding taxes. Source: MSCI.

Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.

American Funds Insurance Series – Target Date Series	3

The value of a $10,000 investment

(for periods ended December 31, 2022, with all distributions reinvested)

Fund results shown are for Class 4 shares and reflect a hypothetical $10,000 investment. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis.

2035 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–16.79%	4.36%	0.86%

2030 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–14.87%	3.49%	0.63%

2025 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–13.25%	3.21%	0.86%

2020 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–11.51%	2.88%	0.84%

4	American Funds Insurance Series – Target Date Series

2015 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–10.63%	2.82%	0.83%

2010 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–9.56%	2.67%	0.83%

Past results are not predictive of results in future periods.

[1]	The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Source: S&P Dow Jones Indices LLC.
[2]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Expense ratios are as of the series prospectus dated May 1, 2023, and are restated to reflect current fees. Visit capitalgroup.com/afis for more information.

The results shown are before taxes on fund distributions and sale of fund shares.

American Funds Insurance Series – Target Date Series	5

Investment approach for American Funds Insurance Series – Target Date Series

The glide path illustrates the investment approach of the funds by showing how investments in the various fund categories will change over time. Each fund’s asset mix becomes relatively more conservative — both prior to and after retirement — as time elapses. As you can see, even into retirement a fairly substantial portion will remain invested in funds that concentrate on stocks. We believe that with retirement lasting two decades or longer for many people, an equity component makes sense, particularly in the early years of retirement. The allocations shown reflect the target allocations as of December 31, 2022.

American Funds Insurance Series — Target Date Series glide path

The Target Date Solutions Committee continually monitors the funds in the series. Each target date fund will continue to be managed for approximately 30 years after the fund reaches its target date. The target date is the year that corresponds roughly to the year in which an investor is assumed to retire and begin taking withdrawals. The funds may be subject to an allocation approach that will not meet an investor’s retirement goals. The funds’ investment adviser anticipates that the funds will invest their assets within a range that deviates no more than 10% above or below these allocations. The investment adviser will monitor the funds on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

6	American Funds Insurance Series – Target Date Series

American Funds® IS 2035 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 28.65%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	1,856	$57
The Growth Fund of America, Class R-6	1,153	57
SMALLCAP World Fund, Inc., Class R-6	734	43
New Perspective Fund, Class R-6	865	41
American Funds Global Insight Fund, Class R-6	1,943	36
The New Economy Fund, Class R-6	326	14
New World Fund, Inc., Class R-6	107	7

Total growth funds (cost: $249,000)		255

Growth-and-income funds 31.80%
American Mutual Fund, Class R-6	1,288	62
Capital World Growth and Income Fund, Class R-6	1,212	62
Fundamental Investors, Class R-6	948	57
Washington Mutual Investors Fund, Class R-6	928	48
The Investment Company of America, Class R-6	868	36
International Growth and Income Fund, Class R-6	559	18

Total growth-and-income funds (cost: $269,000)		283

Equity-income funds 7.64%
The Income Fund of America, Class R-6	1,576	36
Capital Income Builder, Class R-6	510	32

Total equity-income funds (cost: $65,000)		68

Balanced funds 13.03%
American Balanced Fund, Class R-6	2,471	71
American Funds Global Balanced Fund, Class R-6	1,372	45

Total balanced funds (cost: $110,000)		116

Fixed income funds 18.99%
U.S. Government Securities Fund, Class R-6	3,617	44
American Funds Inflation Linked Bond Fund, Class R-6	4,072	37
American Funds Mortgage Fund, Class R-6	2,958	27
American Funds Multi-Sector Income Fund, Class R-6	2,582	23
Intermediate Bond Fund of America, Class R-6	1,289	16
American Funds Strategic Bond Fund, Class R-6	1,126	11
Capital World Bond Fund, Class R-6	662	11

Total fixed income funds (cost: $168,000)		169
Total investment securities 100.11% (cost: $861,000)		891
Other assets less liabilities (0.11)%		(1)

Net assets 100.00%		$890

American Funds Insurance Series – Target Date Series	7

American Funds® IS 2035 Target Date Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)		Net unrealized appreciation (depreciation) (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)		Capital gain distributions received (000)
Growth funds 28.65%
AMCAP Fund, Class R-6[1]	$10	$63	$16	$(1)		$1		$57	$—		$—	[3]
The Growth Fund of America, Class R-6	10	64	14	(1)		(2)		57	—	[3]	1
SMALLCAP World Fund, Inc., Class R-6	7	47	11	(1)		1		43	—	[3]	—
New Perspective Fund, Class R-6	8	45	12	—	[3]	—	[3]	41	—	[3]	1
American Funds Global Insight Fund, Class R-6	5	38	9	—	[3]	2		36	—	[3]	—
The New Economy Fund, Class R-6	4	15	4	(1)		—	[3]	14	—	[3]	—
New World Fund, Inc., Class R-6	2	7	2	—	[3]	—	[3]	7	—	[3]	—
								255
Growth-and-income funds 31.80%
American Mutual Fund, Class R-6	10	68	17	—	[3]	1		62	1		1
Capital World Growth and Income Fund, Class R-6	10	67	18	—	[3]	3		62	1		—
Fundamental Investors, Class R-6	10	62	15	(1)		1		57	1		1
Washington Mutual Investors Fund, Class R-6	8	52	13	—	[3]	1		48	—	[3]	1
The Investment Company of America, Class R-6	6	39	9	—	[3]	—	[3]	36	—	[3]	1
International Growth and Income Fund, Class R-6	3	19	5	—	[3]	1		18	—	[3]	—	[3]
								283
Equity-income funds 7.64%
The Income Fund of America, Class R-6	6	39	9	—	[3]	—	[3]	36	1		1
Capital Income Builder, Class R-6	5	35	9	—	[3]	1		32	1		—
								68
Balanced funds 13.03%
American Balanced Fund, Class R-6	11	77	19	—	[3]	2		71	1		—	[3]
American Funds Global Balanced Fund, Class R-6	7	48	12	—	[3]	2		45	—	[3]	—
								116
Fixed income funds 18.99%
U.S. Government Securities Fund, Class R-6	10	49	15	(1)		1		44	—	[3]	—
American Funds Inflation Linked Bond Fund, Class R-6	4	44	10	—	[3]	(1)		37	2		—
American Funds Mortgage Fund, Class R-6	2	31	7	—	[3]	1		27	—	[3]	—
American Funds Multi-Sector Income Fund, Class R-6	—	29	6	—	[3]	—	[3]	23	—	[3]	—
Intermediate Bond Fund of America, Class R-6	2	19	5	—	[3]	—	[3]	16	—	[3]	—
American Funds Strategic Bond Fund, Class R-6	—	14	3	—	[3]	—	[3]	11	—	[3]	—
Capital World Bond Fund, Class R-6	2	13	5	—	[3]	1		11	—	[3]	—
								169
Total 100.11%				$(6)		$16		$891	$8		$7

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

8	American Funds Insurance Series – Target Date Series

American Funds® IS 2030 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 19.07%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	950	$29
The Growth Fund of America, Class R-6	465	23
American Funds Global Insight Fund, Class R-6	922	17
SMALLCAP World Fund, Inc., Class R-6	234	13
New Perspective Fund, Class R-6	247	12

Total growth funds (cost: $109,000)		94

Growth-and-income funds 28.80%
American Mutual Fund, Class R-6	716	35
Capital World Growth and Income Fund, Class R-6	670	34
Washington Mutual Investors Fund, Class R-6	477	25
Fundamental Investors, Class R-6	343	21
The Investment Company of America, Class R-6	408	17
International Growth and Income Fund, Class R-6	313	10

Total growth-and-income funds (cost: $148,000)		142

Equity-income funds 8.11%
Capital Income Builder, Class R-6	317	20
The Income Fund of America, Class R-6	880	20

Total equity-income funds (cost: $41,000)		40

Balanced funds 12.98%
American Balanced Fund, Class R-6	1,378	39
American Funds Global Balanced Fund, Class R-6	767	25

Total balanced funds (cost: $70,000)		64

Fixed income funds 31.24%
American Funds Inflation Linked Bond Fund, Class R-6	3,027	27
American Funds Mortgage Fund, Class R-6	2,743	25
U.S. Government Securities Fund, Class R-6	2,013	25
Intermediate Bond Fund of America, Class R-6	1,674	21
The Bond Fund of America, Class R-6	1,822	21
American Funds Multi-Sector Income Fund, Class R-6	1,663	15
American Funds Strategic Bond Fund, Class R-6	1,051	10
Capital World Bond Fund, Class R-6	615	10

Total fixed income funds (cost: $166,000)		154
Total investment securities 100.20% (cost: $534,000)		494
Other assets less liabilities (0.20)%		(1)

Net assets 100.00%		$493

American Funds Insurance Series – Target Date Series	9

American Funds® IS 2030 Target Date Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)		Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)		Capital gain distributions received (000)
Growth funds 19.07%
AMCAP Fund, Class R-6[1]	$17	$21	$2	$—	[3]	$(7)	$29	$—		$1
The Growth Fund of America, Class R-6	14	18	2	(1)		(6)	23	—	[3]	1
American Funds Global Insight Fund, Class R-6	10	10	1	—	[3]	(2)	17	—	[3]	—
SMALLCAP World Fund, Inc., Class R-6	9	9	1	(1)		(3)	13	—	[3]	—
New Perspective Fund, Class R-6	7	9	1	—	[3]	(3)	12	—	[3]	—	[3]
							94
Growth-and-income funds 28.80%
American Mutual Fund, Class R-6	20	22	4	—	[3]	(3)	35	1		1
Capital World Growth and Income Fund, Class R-6	19	23	4	—	[3]	(4)	34	1		—
Washington Mutual Investors Fund, Class R-6	14	16	2	—	[3]	(3)	25	—	[3]	1
Fundamental Investors, Class R-6	13	14	3	—	[3]	(3)	21	—	[3]	—	[3]
The Investment Company of America, Class R-6	10	11	1	—	[3]	(3)	17	—	[3]	1
International Growth and Income Fund, Class R-6	6	6	1	—	[3]	(1)	10	—	[3]	—	[3]
							142
Equity-income funds 8.11%
Capital Income Builder, Class R-6	11	12	2	—	[3]	(1)	20	1		—
The Income Fund of America, Class R-6	11	13	2	—	[3]	(2)	20	1		1
							40
Balanced funds 12.98%
American Balanced Fund, Class R-6	22	25	3	(1)		(4)	39	1		—	[3]
American Funds Global Balanced Fund, Class R-6	14	15	2	—	[3]	(2)	25	—	[3]	—
							64
Fixed income funds 31.24%
American Funds Inflation Linked Bond Fund, Class R-6	12	21	2	—	[3]	(4)	27	2		—
American Funds Mortgage Fund, Class R-6	14	16	3	—	[3]	(2)	25	—	[3]	—
U.S. Government Securities Fund, Class R-6	18	17	7	(1)		(2)	25	1		—
Intermediate Bond Fund of America, Class R-6	16	16	9	(1)		(1)	21	1		—
The Bond Fund of America, Class R-6	6	18	2	—	[3]	(1)	21	—	[3]	—	[3]
American Funds Multi-Sector Income Fund, Class R-6	—	16	1	—	[3]	— [3]	15	—	[3]	—
American Funds Strategic Bond Fund, Class R-6	—	12	1	—	[3]	(1)	10	—	[3]	—
Capital World Bond Fund, Class R-6	14	9	10	(3)		— [3]	10	—	[3]	—
							154
Total 100.20%				$(8)		$(58)	$494	$9		$6

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

10	American Funds Insurance Series – Target Date Series

American Funds® IS 2025 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 10.68%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	1,860	$57
American Funds Global Insight Fund, Class R-6	2,301	42
The Growth Fund of America, Class R-6	442	22
New Perspective Fund, Class R-6	256	12
SMALLCAP World Fund, Inc., Class R-6	208	12

Total growth funds (cost: $173,000)		145

Growth-and-income funds 25.70%
American Mutual Fund, Class R-6	1,817	88
Capital World Growth and Income Fund, Class R-6	1,704	88
Washington Mutual Investors Fund, Class R-6	1,329	69
Fundamental Investors, Class R-6	693	42
The Investment Company of America, Class R-6	1,016	42
International Growth and Income Fund, Class R-6	624	20

Total growth-and-income funds (cost: $360,000)		349

Equity-income funds 11.12%
The Income Fund of America, Class R-6	3,850	87
Capital Income Builder, Class R-6	1,021	64

Total equity-income funds (cost: $158,000)		151

Balanced funds 12.66%
American Balanced Fund, Class R-6	3,838	110
American Funds Global Balanced Fund, Class R-6	1,917	62

Total balanced funds (cost: $187,000)		172

Fixed income funds 39.91%
The Bond Fund of America, Class R-6	8,869	101
American Funds Inflation Linked Bond Fund, Class R-6	10,183	93
Intermediate Bond Fund of America, Class R-6	6,002	75
American Funds Mortgage Fund, Class R-6	8,224	74
U.S. Government Securities Fund, Class R-6	5,399	66
American Funds Multi-Sector Income Fund, Class R-6	5,460	49
American Funds Strategic Bond Fund, Class R-6	3,551	34
Capital World Bond Fund, Class R-6	1,683	27
American High-Income Trust, Class R-6	2,539	23

Total fixed income funds (cost: $609,000)		542
Total investment securities 100.07% (cost: $1,487,000)		1,359
Other assets less liabilities (0.07)%		(1)

Net assets 100.00%		$1,358

American Funds Insurance Series – Target Date Series	11

American Funds® IS 2025 Target Date Fund (continued)

Investments in affiliates2

	Value of				Net	Net	Value of			Capital gain
	affiliates at				realized	unrealized	affiliates at	Dividend		distributions
	1/1/2022	Additions	Reductions		loss	depreciation	12/31/2022	income		received
	(000)	(000)	(000)		(000)	(000)	(000)	(000)		(000)
Growth funds 10.68%
AMCAP Fund, Class R-6[1]	$57	$29	$6		$(2)	$(21)	$57	$—		$4
American Funds Global Insight Fund, Class R-6	35	15	2		— [3]	(6)	42	1		—
The Growth Fund of America, Class R-6	29	11	7		(3)	(8)	22	—	[3]	1
New Perspective Fund, Class R-6	15	5	3		(1)	(4)	12	—	[3]	1
SMALLCAP World Fund, Inc., Class R-6	14	5	3		(1)	(3)	12	—	[3]	—
							145
Growth-and-income funds 25.70%
American Mutual Fund, Class R-6	77	32	14		— [3]	(7)	88	2		2
Capital World Growth and Income Fund, Class R-6	77	37	10		(2)	(14)	88	2		—
Washington Mutual Investors Fund, Class R-6	59	25	6		— [3]	(9)	69	2		3
Fundamental Investors, Class R-6	36	17	2		(1)	(8)	42	1		1
The Investment Company of America, Class R-6	36	17	2		(1)	(8)	42	1		2
International Growth and Income Fund, Class R-6	19	8	3		(1)	(3)	20	1		—	[3]
							349
Equity-income funds 11.12%
The Income Fund of America, Class R-6	64	35	2		— [3]	(10)	87	3		3
Capital Income Builder, Class R-6	51	22	3		— [3]	(6)	64	2		—
							151
Balanced funds 12.66%
American Balanced Fund, Class R-6	94	38	6		(1)	(15)	110	2		1
American Funds Global Balanced Fund, Class R-6	53	21	3		— [3]	(9)	62	1		—
							172
Fixed income funds 39.91%
The Bond Fund of America, Class R-6	68	47	—		—	(14)	101	3		—	[3]
American Funds Inflation Linked Bond Fund, Class R-6	64	46	—	[3]	— [3]	(17)	93	6		—
Intermediate Bond Fund of America, Class R-6	100	41	56		(5)	(5)	75	2		—
American Funds Mortgage Fund, Class R-6	60	26	3		— [3]	(9)	74	2		—
U.S. Government Securities Fund, Class R-6	63	24	11		(2)	(8)	66	2		—
American Funds Multi-Sector Income Fund, Class R-6	—	50	—		—	(1)	49	1		—
American Funds Strategic Bond Fund, Class R-6	—	37	—		—	(3)	34	1		—
Capital World Bond Fund, Class R-6	54	27	42		(10)	(2)	27	1		—
American High-Income Trust, Class R-6	20	16	9		(1)	(3)	23	1		—
							542
Total 100.07%					$(31)	$(193)	$1,359	$37		$18

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

12	American Funds Insurance Series – Target Date Series

American Funds® IS 2020 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 4.32%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	3,548	$65
AMCAP Fund, Class R-6[1]	1,496	46

Total growth funds (cost: $136,000)		111

Growth-and-income funds 22.93%
American Mutual Fund, Class R-6	3,190	155
Capital World Growth and Income Fund, Class R-6	2,700	139
Washington Mutual Investors Fund, Class R-6	2,478	129
The Investment Company of America, Class R-6	1,889	78
Fundamental Investors, Class R-6	1,286	77
International Growth and Income Fund, Class R-6	361	11

Total growth-and-income funds (cost: $626,000)		589

Equity-income funds 16.23%
The Income Fund of America, Class R-6	11,947	270
Capital Income Builder, Class R-6	2,334	147

Total equity-income funds (cost: $439,000)		417

Balanced funds 12.18%
American Balanced Fund, Class R-6	7,245	208
American Funds Global Balanced Fund, Class R-6	3,246	105

Total balanced funds (cost: $354,000)		313

Fixed income funds 44.42%
The Bond Fund of America, Class R-6	17,831	203
American Funds Inflation Linked Bond Fund, Class R-6	21,777	199
American Funds Mortgage Fund, Class R-6	17,012	153
Intermediate Bond Fund of America, Class R-6	12,145	151
U.S. Government Securities Fund, Class R-6	10,343	127
American Funds Multi-Sector Income Fund, Class R-6	11,538	103
American High-Income Trust, Class R-6	8,446	77
American Funds Strategic Bond Fund, Class R-6	8,009	76
Capital World Bond Fund, Class R-6	3,221	52

Total fixed income funds (cost: $1,305,000)		1,141
Total investment securities 100.08% (cost: $2,860,000)		2,571
Other assets less liabilities (0.08)%		(2)

Net assets 100.00%		$2,569

American Funds Insurance Series – Target Date Series	13

American Funds® IS 2020 Target Date Fund (continued)

Investments in affiliates2

	Value of			Net	Net	Value of			Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend		distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income		received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)		(000)
Growth funds 4.32%
American Funds Global Insight Fund, Class R-6	$78	$3	$3	$— [3]	$(13)	$65	$1		$—
AMCAP Fund, Class R-6[1]	66	6	4	(1)	(21)	46	—		4
						111
Growth-and-income funds 22.93%
American Mutual Fund, Class R-6	179	11	20	— [3]	(15)	155	4		4
Capital World Growth and Income Fund, Class R-6	167	15	11	(3)	(29)	139	4		—
Washington Mutual Investors Fund, Class R-6	149	14	13	(1)	(20)	129	3		6
The Investment Company of America, Class R-6	90	11	4	(1)	(18)	78	1		4
Fundamental Investors, Class R-6	89	10	3	(1)	(18)	77	1		3
International Growth and Income Fund, Class R-6	18	1	5	(1)	(2)	11	—	[3]	—	[3]
						589
Equity-income funds 16.23%
The Income Fund of America, Class R-6	286	33	12	(1)	(36)	270	10		9
Capital Income Builder, Class R-6	161	8	6	— [3]	(16)	147	6		—
						417
Balanced funds 12.18%
American Balanced Fund, Class R-6	239	9	6	(1)	(33)	208	4		1
American Funds Global Balanced Fund, Class R-6	119	7	2	— [3]	(19)	105	2		—
						313
Fixed income funds 44.42%
The Bond Fund of America, Class R-6	239	11	11	(1)	(35)	203	6		—	[3]
American Funds Inflation Linked Bond Fund, Class R-6	209	39	12	(1)	(36)	199	12		—
American Funds Mortgage Fund, Class R-6	179	6	11	(1)	(20)	153	3		—
Intermediate Bond Fund of America, Class R-6	268	10	105	(9)	(13)	151	5		—
U.S. Government Securities Fund, Class R-6	149	7	9	(1)	(19)	127	4		—
American Funds Multi-Sector Income Fund, Class R-6	—	108	3	— [3]	(2)	103	3		—
American High-Income Trust, Class R-6	149	8	60	(8)	(12)	77	6		—
American Funds Strategic Bond Fund, Class R-6	—	83	—	—	(7)	76	3		—
Capital World Bond Fund, Class R-6	149	4	74	(19)	(8)	52	2		—
						1,141
Total 100.08%				$(50)	$(392)	$2,571	$80		$31

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

14	American Funds Insurance Series – Target Date Series

American Funds® IS 2015 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 1.21%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	11,156	$205
AMCAP Fund, Class R-6[1]	3,314	102

Total growth funds (cost: $368,000)		307

Growth-and-income funds 20.97%
American Mutual Fund, Class R-6	31,567	1,529
Capital World Growth and Income Fund, Class R-6	24,724	1,275
Washington Mutual Investors Fund, Class R-6	21,618	1,124
The Investment Company of America, Class R-6	18,632	768
Fundamental Investors, Class R-6	10,180	613

Total growth-and-income funds (cost: $5,248,000)		5,309

Equity-income funds 18.72%
The Income Fund of America, Class R-6	141,629	3,206
Capital Income Builder, Class R-6	24,321	1,531

Total equity-income funds (cost: $4,773,000)		4,737

Balanced funds 11.46%
American Balanced Fund, Class R-6	65,382	1,881
American Funds Global Balanced Fund, Class R-6	31,386	1,020

Total balanced funds (cost: $3,126,000)		2,901

Fixed income funds 47.72%
The Bond Fund of America, Class R-6	189,097	2,152
American Funds Inflation Linked Bond Fund, Class R-6	221,536	2,020
Intermediate Bond Fund of America, Class R-6	158,357	1,968
American Funds Mortgage Fund, Class R-6	167,052	1,502
American Funds Multi-Sector Income Fund, Class R-6	112,535	1,007
American Funds Strategic Bond Fund, Class R-6	95,717	903
Short-Term Bond Fund of America, Class R-6	80,585	762
American High-Income Trust, Class R-6	83,620	758
Capital World Bond Fund, Class R-6	31,313	505
U.S. Government Securities Fund, Class R-6	40,890	501

Total fixed income funds (cost: $13,399,000)		12,078
Total investment securities 100.08% (cost: $26,914,000)		25,332
Other assets less liabilities (0.08)%		(21)

Net assets 100.00%		$25,311

American Funds Insurance Series – Target Date Series	15

American Funds® IS 2015 Target Date Fund (continued)

Investments in affiliates2

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Growth funds 1.21%
American Funds Global Insight Fund, Class R-6	$231	$71	$57	$(6)	$(34)	$205	$3	$—
AMCAP Fund, Class R-6[1]	115	48	18	(3)	(40)	102	—	7
						307
Growth-and-income funds 20.97%
American Mutual Fund, Class R-6	1,150	621	132	(2)	(108)	1,529	31	41
Capital World Growth and Income Fund, Class R-6	959	615	97	(14)	(188)	1,275	26	—
Washington Mutual Investors Fund, Class R-6	882	495	121	(3)	(129)	1,124	22	42
The Investment Company of America, Class R-6	576	364	36	(4)	(132)	768	11	31
Fundamental Investors, Class R-6	499	271	41	(4)	(112)	613	10	18
						5,309
Equity-income funds 18.72%
The Income Fund of America, Class R-6	2,376	1,286	104	(3)	(349)	3,206	99	107
Capital Income Builder, Class R-6	1,148	560	45	(2)	(130)	1,531	51	—
						4,737
Balanced funds 11.46%
American Balanced Fund, Class R-6	1,450	686	23	(3)	(229)	1,881	33	9
American Funds Global Balanced Fund, Class R-6	763	410	18	(4)	(131)	1,020	16	—
						2,901
Fixed income funds 47.72%
The Bond Fund of America, Class R-6	1,532	966	65	(5)	(276)	2,152	54	2
American Funds Inflation Linked Bond Fund, Class R-6	1,344	1,128	135	(7)	(310)	2,020	125	—
Intermediate Bond Fund of America, Class R-6	2,106	971	899	(73)	(137)	1,968	51	—
American Funds Mortgage Fund, Class R-6	1,148	560	46	(3)	(157)	1,502	30	—
American Funds Multi-Sector Income Fund, Class R-6	—	1,035	8	— [3]	(20)	1,007	24	—
American Funds Strategic Bond Fund, Class R-6	—	979	7	— [3]	(69)	903	35	—
Short-Term Bond Fund of America, Class R-6	382	422	14	(1)	(27)	762	11	—
American High-Income Trust, Class R-6	959	356	408	(49)	(100)	758	49	—
Capital World Bond Fund, Class R-6	956	375	623	(154)	(49)	505	18	—
U.S. Government Securities Fund, Class R-6	574	122	117	(12)	(66)	501	15	—
						12,078
Total 100.08%				$(352)	$(2,793)	$25,332	$714	$257

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

16	American Funds Insurance Series – Target Date Series

American Funds® IS 2010 Target Date Fund

Investment portfolio December 31, 2022

Growth-and-income funds 17.67%	Shares	Value (000)
American Mutual Fund, Class R-6	480,502	$23,276
Washington Mutual Investors Fund, Class R-6	332,424	17,289
Capital World Growth and Income Fund, Class R-6	318,494	16,422
The Investment Company of America, Class R-6	315,240	13,000
Fundamental Investors, Class R-6	100,483	6,054

Total growth-and-income funds (cost: $77,876,000)		76,041

Equity-income funds 22.60%
The Income Fund of America, Class R-6	3,041,645	68,833
Capital Income Builder, Class R-6	451,261	28,411

Total equity-income funds (cost: $101,401,000)		97,244

Balanced funds 9.81%
American Balanced Fund, Class R-6	1,047,795	30,145
American Funds Global Balanced Fund, Class R-6	371,303	12,067

Total balanced funds (cost: $46,107,000)		42,212

Fixed income funds 50.00%
Intermediate Bond Fund of America, Class R-6	3,531,254	43,894
The Bond Fund of America, Class R-6	3,629,297	41,301
American Funds Inflation Linked Bond Fund, Class R-6	3,489,751	31,827
Short-Term Bond Fund of America, Class R-6	3,095,463	29,252
American Funds Mortgage Fund, Class R-6	3,157,007	28,382
American Funds Strategic Bond Fund, Class R-6	1,822,389	17,185
American Funds Multi-Sector Income Fund, Class R-6	1,633,420	14,619
American High-Income Trust, Class R-6	566,427	5,132
Capital World Bond Fund, Class R-6	219,810	3,541

Total fixed income funds (cost: $236,591,000)		215,133
Total investment securities 100.08% (cost: $461,975,000)		430,630
Other assets less liabilities (0.08)%		(352)

Net assets 100.00%		$430,278

American Funds Insurance Series – Target Date Series	17

American Funds® IS 2010 Target Date Fund (continued)

Investments in affiliates1

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Growth-and-income funds 17.67%
American Mutual Fund, Class R-6	$17,676	$9,162	$1,762	$(63)	$(1,737)	$23,276	$481	$632
Washington Mutual Investors Fund, Class R-6	12,626	7,580	860	(84)	(1,973)	17,289	345	665
Capital World Growth and Income Fund, Class R-6	13,257	7,996	1,979	(226)	(2,626)	16,422	366	—
The Investment Company of America, Class R-6	9,469	6,746	875	(138)	(2,202)	13,000	201	546
Fundamental Investors, Class R-6	5,050	2,714	511	(83)	(1,116)	6,054	106	187
						76,041
Equity-income funds 22.60%
The Income Fund of America, Class R-6	47,346	30,485	1,423	(143)	(7,432)	68,833	2,153	2,336
Capital Income Builder, Class R-6	20,201	11,006	377	(35)	(2,384)	28,411	951	—
						97,244
Balanced funds 9.81%
American Balanced Fund, Class R-6	22,095	11,896	144	(20)	(3,682)	30,145	535	157
American Funds Global Balanced Fund, Class R-6	10,100	4,007	234	(31)	(1,775)	12,067	206	—
						42,212
Fixed income funds 50.00%
Intermediate Bond Fund of America, Class R-6	49,239	23,264	23,632	(2,031)	(2,946)	43,894	1,210	—
The Bond Fund of America, Class R-6	27,776	18,877	—	—	(5,352)	41,301	1,043	43
American Funds Inflation Linked Bond Fund, Class R-6	19,570	17,439	201	(22)	(4,959)	31,827	1,961	—
Short-Term Bond Fund of America, Class R-6	22,095	12,501	3,977	(194)	(1,173)	29,252	470	—
American Funds Mortgage Fund, Class R-6	20,201	11,132	—	—	(2,951)	28,382	556	—
American Funds Strategic Bond Fund, Class R-6	—	18,546	—	—	(1,361)	17,185	667	—
American Funds Multi-Sector Income Fund, Class R-6	—	15,020	72	(4)	(325)	14,619	348	—
American High-Income Trust, Class R-6	9,469	1,936	4,914	(598)	(761)	5,132	414	—
Capital World Bond Fund, Class R-6	9,469	2,016	6,089	(1,478)	(377)	3,541	153	—
						215,133
Total 100.08%				$(5,150)	$(45,132)	$430,630	$12,166	$4,566

[1]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

18	American Funds Insurance Series – Target Date Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars and shares in thousands, except per-share amounts)

		IS 2035 Fund		IS 2030 Fund		IS 2025 Fund		IS 2020 Fund		IS 2015 Fund	IS 2010 Fund
	Assets:
	Investment securities of affiliated issuers, at value	$891		$494		$1,359		$2,571		$25,332	$430,630
	Cash	—	*	—	*	—	*	—	*	1	—
	Receivables for:
	Sales of investments	—	*	—	*	—	*	—	*	1	—
	Sales of fund’s shares	—		—		—		—		—	253
	Dividends and capital gain distributions	—	*	—	*	2		3		29	499
	Total assets	891		494		1,361		2,574		25,363	431,382
	Liabilities:
	Payables for:
	Purchases of investments	—	*	1		2		3		29	747
	Repurchases of fund’s shares	—	*	—	*	—	*	—	*	2	5
	Insurance administrative fees	1		—	*	1		1		15	254
	Services provided by related parties	—	*	—	*	—	*	1		6	98
	Total liabilities	1		1		3		5		52	1,104
	Net assets at December 31, 2022	$890		$493		$1,358		$2,569		$25,311	$430,278

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$853		$530		$1,484		$2,852		$26,698	$457,163
	Total distributable earnings (accumulated loss)	37		(37)		(126)		(283)		(1,387)	(26,885)
	Net assets at December 31, 2022	$890		$493		$1,358		$2,569		$25,311	$430,278

	Investment securities from affiliated issuers, at cost	$861		$534		$1,487		$2,860		$26,914	$461,975
	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$12		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.09	$10.17
Class 1A:	Net assets	$11		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.08	$10.17
Class 2:	Net assets	$11		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.08	$10.17
Class 4:	Net assets	$856		$460		$1,325		$2,536		$25,278	$430,245
	Shares outstanding	87		47		131		254		2,519	42,536
	Net asset value per share	$9.90		$9.92		$10.13		$10.01		$10.04	$10.11

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series – Target Date Series	19

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	IS 2035 Fund		IS 2030 Fund		IS 2025 Fund		IS 2020 Fund		IS 2015 Fund	IS 2010 Fund
Investment income:
Income:
Dividends from affiliated issuers	$8		$9		$37		$80		$714	$12,166
Fees and expenses*:
Distribution services	—	†	1		3		7		55	946
Insurance administrative services	—	†	1		3		7		55	946
Transfer agent services	—	†	—		—	†	—	†	— †	— †
Reports to shareholders	1		—	†	—	†	—	†	1	28
Registration statement and prospectus	—	†	—	†	—	†	—	†	1	21
Auditing and legal	—	†	—	†	1		1		4	78
Custodian	—	†	—	†	—	†	—	†	2	36
Other	—	†	—	†	—	†	—	†	1	12
Total fees and expenses	1		2		7		15		119	2,067
Net investment income	7		7		30		65		595	10,099

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized loss on investments in affiliated issuers	(6)		(8)		(31)		(50)		(352)	(5,150)
Capital gain distributions received from affiliated issuers	7		6		18		31		257	4,566
	1		(2)		(13)		(19)		(95)	(584)
Net unrealized appreciation (depreciation) on investments in affiliated issuers	16		(58)		(193)		(392)		(2,793)	(45,132)
Net realized gain (loss) and unrealized appreciation (depreciation)	17		(60)		(206)		(411)		(2,888)	(45,716)
Net increase (decrease) in net assets resulting from operations	$24		$(53)		$(176)		$(346)		$(2,293)	$(35,617)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

20	American Funds Insurance Series – Target Date Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	IS 2035 Fund		IS 2030 Fund		IS 2025 Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$7	$2	$7	$3	$30	$13
Net realized gain (loss)	1	8	(2)	15	(13)	39
Net unrealized appreciation (depreciation)	16	8	(58)	14	(193)	25
Net increase (decrease) in net assets resulting from operations	24	18	(53)	32	(176)	77

Distributions paid to shareholders	(10)	(2)	(20)	(3)	(61)	(10)

Net capital share transactions	734	2	290	74	451	549

Total increase (decrease) in net assets	748	18	217	103	214	616

Net assets:
Beginning of year	142	124	276	173	1,144	528
End of year	$890	$142	$493	$276	$1,358	$1,144

	IS 2020 Fund		IS 2015 Fund		IS 2010 Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$65	$35	$595	$268	$10,099	$3,575
Net realized gain (loss)	(19)	73	(95)	531	(584)	6,436
Net unrealized appreciation (depreciation)	(392)	45	(2,793)	594	(45,132)	6,256
Net increase (decrease) in net assets resulting from operations	(346)	153	(2,293)	1,393	(35,617)	16,267

Distributions paid to shareholders	(132)	(22)	(964)	(198)	(13,384)	(2,239)

Net capital share transactions	66	1,804	9,434	6,227	163,880	175,011

Total increase (decrease) in net assets	(412)	1,935	6,177	7,422	114,879	189,039

Net assets:
Beginning of year	2,981	1,046	19,134	11,712	315,399	126,360
End of year	$2,569	$2,981	$25,311	$19,134	$430,278	$315,399

Refer to the notes to financial statements.

American Funds Insurance Series – Target Date Series	21

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (the “funds”), including six funds in the American Funds Insurance Series — Target Date Series covered in this report. The other 28 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and five funds in the series are covered in the American Funds Insurance Series — Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

Each fund in the American Funds Insurance Series — Target Date Series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. CRMC is also the investment adviser of the underlying funds.

Each fund offers four share classes (Classes 1, 1A, 2 and 4). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

22	American Funds Insurance Series – Target Date Series

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. The net asset value per share of each fund and each underlying fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of December 31, 2022, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause each fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, each fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk each fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

American Funds Insurance Series – Target Date Series	23

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in each fund and the applicable underlying funds, as described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. The value of the underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting, and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds, which could impact the liquidity of the funds’ portfolios. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

24	American Funds Insurance Series – Target Date Series

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk, and credit risk.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

American Funds Insurance Series – Target Date Series	25

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and system failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs, or try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

26	American Funds Insurance Series – Target Date Series

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	IS 2035 Fund	IS 2030 Fund	IS 2025 Fund	IS 2020 Fund	IS 2015 Fund	IS 2010 Fund
Undistributed ordinary income	$11	$5	$15	$30	$303	$5,077
Undistributed long-term capital gain	7	1	—	—	—	480
Capital loss carryforward*	—	—	(11)	(16)	(25)	—
Gross unrealized appreciation on investments	24	—	3	5	204	481
Gross unrealized depreciation on investments	(4)	(43)	(133)	(301)	(1,869)	(32,923)
Net unrealized appreciation (depreciation) on investments	20	(43)	(130)	(296)	(1,665)	(32,442)
Cost of investments	871	537	1,489	2,867	26,997	463,072

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

IS 2035 Fund
	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	3		7		10		1		1		2
Total	$3		$7		$10		$1		$1		$2

IS 2030 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	10		10		20		2		1		3
Total	$10		$10		$20		$2		$1		$3

Refer to the next page for footnote.

American Funds Insurance Series – Target Date Series	27

IS 2025 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	32		29		61		5		5		10
Total	$32		$29		$61		$5		$5		$10

IS 2020 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	74		58		132		15		7		22
Total	$74		$58		$132		$15		$7		$22

IS 2015 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	580		384		964		142		56		198
Total	$580		$384		$964		$142		$56		$198

IS 2010 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	7,953		5,431		13,384		1,695		544		2,239
Total	$7,953		$5,431		$13,384		$1,695		$544		$2,239

†	Amount less than one thousand.

28	American Funds Insurance Series – Target Date Series

6. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments are based on an annualized percentage of average net assets as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 4	0.25	0.25

Insurance administrative services — The series has an insurance administrative services plan for Class 1A and 4 shares. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each underlying fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets for Class R-6 shares. Currently CRMC receives an administrative services fee at the annual rate of 0.03% of the average daily net assets of the Class R-6 shares of each underlying fund for CRMC’s provision of administrative services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

American Funds Insurance Series – Target Date Series	29

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

IS 2035 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	—	*	—	*
Total class-specific expenses	$—	*	$—	*

IS 2030 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	1		1
Total class-specific expenses	$1		$1

IS 2025 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	3		3
Total class-specific expenses	$3		$3

IS 2020 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	7		7
Total class-specific expenses	$7		$7

IS 2015 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	55		55
Total class-specific expenses	$55		$55

IS 2010 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	946		946
Total class-specific expenses	$946		$946

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in each fund’s statement of operations reflects current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

7. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

30	American Funds Insurance Series – Target Date Series

8. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

IS 2035 Fund

	Sales				Reinvestments of distributions				Repurchases		Net increase
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—		—		$1		—	*	$—	—	$1		—	*
Class 1A	—		—		1		—	*	—	—	1		—	*
Class 2	—		—		1		—	*	—	—	1		—	*
Class 4	956		101		7		1		(232)	(23)	731		79
Total net increase (decrease)	$956		101		$10		1		$(232)	(23)	$734		79

Year ended December 31, 2021

Class 1	$—		—		$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—		—		—	*	—	*	—	—	—	*	—	*
Class 2	—		—		—	*	—	*	—	—	—	*	—	*
Class 4	—	*	—	*	2		—	*	— *	— *	2		—	*
Total net increase	$—	*	—	*	$2		—	*	$— *	— *	$2		—	*

IS 2030 Fund

	Sales				Reinvestments of distributions				Repurchases		Net increase
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—		—		$1		—	*	$—	—	$1		—	*
Class 1A	—		—		1		—	*	—	—	1		—	*
Class 2	—		—		1		—	*	—	—	1		—	*
Class 4	309		30		18		2		(40)	(4)	287		28
Total net increase (decrease)	$309		30		$21		2		$(40)	(4)	$290		28

Year ended December 31, 2021

Class 1	$—		—		$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—		—		—	*	—	*	—	—	—	*	—	*
Class 2	—		—		—	*	—	*	—	—	—	*	—	*
Class 4	188		16		3		—	*	(117)	(10)	74		6
Total net increase (decrease)	$188		16		$3		—	*	$(117)	(10)	$74		6

Refer to the end of the tables for footnote.

American Funds Insurance Series – Target Date Series	31

IS 2025 Fund
	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	456	40	58		6		(66)	(6)	448		40
Total net increase (decrease)	$456	40	$61		6		$(66)	(6)	$451		40

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	573	49	10		1		(34)	(3)	549		47
Total net increase (decrease)	$573	49	$10		1		$(34)	(3)	$549		47

IS 2020 Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	57	5	130		13		(124)	(11)	63		7
Total net increase (decrease)	$57	5	$133		13		$(124)	(11)	$66		7

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	2,214	190	22		2		(432)	(38)	1,804		154
Total net increase (decrease)	$2,214	190	$22		2		$(432)	(38)	$1,804		154

IS 2015 Fund
	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	9,603	905	961		96		(1,133)	(108)	9,431		893
Total net increase (decrease)	$9,603	905	$964		96		$(1,133)	(108)	$9,434		893

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	7,058	621	198		17		(1,029)	(90)	6,227		548
Total net increase (decrease)	$7,058	621	$198		17		$(1,029)	(90)	$6,227		548

Refer to the end of the tables for footnote.

32	American Funds Insurance Series – Target Date Series

IS 2010 Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	163,223	15,214	13,384		1,321		(12,728)	(1,232)	163,879		15,303
Total net increase (decrease)	$163,223	15,214	$13,385		1,321		$(12,728)	(1,232)	$163,880		15,303

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	175,669	15,529	2,239		195		(2,897)	(259)	175,011		15,465
Total net increase (decrease)	$175,669	15,529	$2,239		195		$(2,897)	(259)	$175,011		15,465

*	Amount less than one thousand.

9. Investment transactions

Each fund engaged in purchases and sales of investment securities of affiliated issuers during the year ended December 31, 2022, as follows (dollars in thousands):

	IS 2035 Fund	IS 2030 Fund	IS 2025 Fund	IS 2020 Fund	IS 2015 Fund	IS 2010 Fund
Purchases of investment securities*	$983	$350	$631	$402	$12,341	$212,323
Sales of investment securities*	244	67	193	373	3,015	47,052

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series – Target Date Series	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2035 Fund
Class 1:
12/31/2022	$12.93	$.22	$(2.35)	$(2.13)	$(.09)	$(.76)	$(.85)	$9.95	(16.33)%		$—	[6]	.03%		.03%		.37%		2.04%
12/31/2021	11.39	.17	1.58	1.75	(.10)	(.11)	(.21)	12.93	15.46		—	[6]	4.86		.06		.40		1.40
12/31/2020	10.19	.15	1.43	1.58	(.12)	(.26)	(.38)	11.39	16.03		—	[6]	46.43		.06		.42		1.52
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
Class 1A:
12/31/2022	12.93	.22	(2.35)	(2.13)	(.09)	(.76)	(.85)	9.95	(16.33)		—	[6]	.03		.03		.37		2.04
12/31/2021	11.38	.17	1.59	1.76	(.10)	(.11)	(.21)	12.93	15.56		—	[6]	4.86		.06		.40		1.40
12/31/2020	10.19	.15	1.42	1.57	(.12)	(.26)	(.38)	11.38	15.93		—	[6]	46.43		.06		.42		1.51
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
Class 2:
12/31/2022	12.93	.22	(2.35)	(2.13)	(.09)	(.76)	(.85)	9.95	(16.33)[11]		—	[6]	.03	[11]	.03	[11]	.37	[11]	2.04	[11]
12/31/2021	11.38	.17	1.59	1.76	(.10)	(.11)	(.21)	12.93	15.56	[11]	—	[6]	4.86	[11]	.06	[11]	.40	[11]	1.40	[11]
12/31/2020	10.19	.15	1.42	1.57	(.12)	(.26)	(.38)	11.38	15.93	[11]	—	[6]	46.43	[11]	.06	[11]	.42	[11]	1.51	[11]
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.37	[10,11]	.75	[9,11]
Class 4:
12/31/2022	12.92	.28	(2.47)	(2.19)	(.07)	(.76)	(.83)	9.90	(16.79)		1		.50		.50		.84		2.70
12/31/2021	11.39	.12	1.58	1.70	(.06)	(.11)	(.17)	12.92	14.99		—	[6]	5.31		.49		.83		.97
12/31/2020	10.19	.35	1.22	1.57	(.11)	(.26)	(.37)	11.39	16.01		—	[6]	52.83		.18		.54		3.35
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
IS 2030 Fund
Class 1:
12/31/2022	$12.41	$.24	$(2.04)	$(1.80)	$(.14)	$(.52)	$(.66)	$9.95	(14.44)%		$—	[6]	.04%		.04%		.36%		2.29%
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07		—	[6]	2.53		.06		.38		1.59
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41		—	[6]	45.36		.06		.41		1.71
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]
Class 1A:
12/31/2022	12.41	.24	(2.04)	(1.80)	(.14)	(.52)	(.66)	9.95	(14.44)		—	[6]	.04		.04		.36		2.29
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07		—	[6]	2.53		.06		.38		1.59
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41		—	[6]	45.36		.06		.41		1.71
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]
Class 2:
12/31/2022	12.41	.24	(2.04)	(1.80)	(.14)	(.52)	(.66)	9.95	(14.44)[11]		—	[6]	.04	[11]	.04	[11]	.36	[11]	2.29	[11]
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07	[11]	—	[6]	2.53	[11]	.06	[11]	.38	[11]	1.59	[11]
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41	[11]	—	[6]	45.36	[11]	.06	[11]	.41	[11]	1.72	[11]
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.35	[10,11]	.69	[9,11]
Class 4:
12/31/2022	12.40	.25	(2.10)	(1.85)	(.11)	(.52)	(.63)	9.92	(14.87)		—	[6]	.52		.52		.84		2.38
12/31/2021	11.14	.13	1.27	1.40	(.07)	(.07)	(.14)	12.40	12.55		—	[6]	2.93		.53		.85		1.10
12/31/2020	10.15	.46	.87	1.33	(.13)	(.21)	(.34)	11.14	13.39		—	[6]	44.54		.25		.60		4.38
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]

Refer to the end of the tables for footnotes.

34	American Funds Insurance Series – Target Date Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2025 Fund
Class 1:
12/31/2022	$12.27	$.28	$(1.87)	$(1.59)	$(.21)	$(.30)	$(.51)	$10.17	(12.87)%		$—	[6]	.04%		.04%		.35%		2.63%
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42		—	[6]	1.26		.06		.37		1.77
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75		—	[6]	20.72		.06		.38		1.85
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
Class 1A:
12/31/2022	12.27	.28	(1.87)	(1.59)	(.21)	(.30)	(.51)	10.17	(12.87)		—	[6]	.04		.04		.35		2.63
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42		—	[6]	1.26		.06		.37		1.77
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75		—	[6]	20.72		.06		.38		1.85
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
Class 2:
12/31/2022	12.27	.28	(1.87)	(1.59)	(.21)	(.30)	(.51)	10.17	(12.87)[11]		—	[6]	.04	[11]	.04	[11]	.35	[11]	2.63	[11]
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42	[11]	—	[6]	1.26	[11]	.06	[11]	.37	[11]	1.77	[11]
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75	[11]	—	[6]	20.72	[11]	.06	[11]	.38	[11]	1.85	[11]
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.33	[10,11]	.66	[9,11]
Class 4:
12/31/2022	12.22	.24	(1.87)	(1.63)	(.16)	(.30)	(.46)	10.13	(13.25)		1		.54		.54		.85		2.21
12/31/2021	11.16	.18	1.02	1.20	(.06)	(.08)	(.14)	12.22	10.77		1		1.35		.55		.86		1.48
12/31/2020	10.12	.20	1.06	1.26	(.17)	(.05)	(.22)	11.16	12.42		1		7.44		.54		.86		1.93
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
IS 2020 Fund
Class 1:
12/31/2022	$11.97	$.31	$(1.64)	$(1.33)	$(.27)	$(.31)	$(.58)	$10.06	(11.08)%		$—	[6]	.05%		.05%		.34%		2.94%
12/31/2021	10.94	.24	.93	1.17	(.09)	(.05)	(.14)	11.97	10.68		—	[6]	.68		.06		.35		2.09
12/31/2020	10.09	.25	.81	1.06	(.19)	(.02)	(.21)	10.94	10.52		—	[6]	14.67		.06		.36		2.41
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]
Class 1A:
12/31/2022	11.97	.31	(1.64)	(1.33)	(.27)	(.31)	(.58)	10.06	(11.08)		—	[6]	.05		.05		.34		2.94
12/31/2021	10.95	.24	.92	1.16	(.09)	(.05)	(.14)	11.97	10.58		—	[6]	.68		.06		.35		2.09
12/31/2020	10.09	.25	.82	1.07	(.19)	(.02)	(.21)	10.95	10.62		—	[6]	14.67		.06		.36		2.41
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]
Class 2:
12/31/2022	11.97	.31	(1.64)	(1.33)	(.27)	(.31)	(.58)	10.06	(11.08)[11]		—	[6]	.05	[11]	.05	[11]	.34	[11]	2.94	[11]
12/31/2021	10.94	.24	.93	1.17	(.09)	(.05)	(.14)	11.97	10.68	[11]	—	[6]	.68	[11]	.06	[11]	.35	[11]	2.09	[11]
12/31/2020	10.09	.25	.81	1.06	(.19)	(.02)	(.21)	10.94	10.52	[11]	—	[6]	14.67	[11]	.06	[11]	.36	[11]	2.41	[11]
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.31	[10,11]	.65	[9,11]
Class 4:
12/31/2022	11.91	.26	(1.63)	(1.37)	(.22)	(.31)	(.53)	10.01	(11.51)		3		.55		.55		.84		2.42
12/31/2021	10.92	.23	.87	1.10	(.06)	(.05)	(.11)	11.91	10.10		3		.94		.56		.85		1.96
12/31/2020	10.09	.29	.73	1.02	(.17)	(.02)	(.19)	10.92	10.15		1		5.79		.54		.84		2.75
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]

Refer to the end of the tables for footnotes.

American Funds Insurance Series – Target Date Series	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2015 Fund
Class 1:
12/31/2022	$11.79	$.32	$(1.52)	$(1.20)	$(.23)	$(.27)	$(.50)	$10.09	(10.13)%		$—	[6]	.04%		.04%		.33%		3.03%
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26		—	[6]	.12		.06		.34		2.16
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62		—	[6]	7.60		.06		.35		7.46
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
Class 1A:
12/31/2022	11.79	.32	(1.53)	(1.21)	(.23)	(.27)	(.50)	10.08	(10.13)		—	[6]	.04		.04		.33		3.03
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26		—	[6]	.12		.06		.34		2.16
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62		—	[6]	7.60		.06		.35		7.46
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
Class 2:
12/31/2022	11.79	.32	(1.53)	(1.21)	(.23)	(.27)	(.50)	10.08	(10.13)[11]		—	[6]	.04	[11]	.04	[11]	.33	[11]	3.03	[11]
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26	[11]	—	[6]	.12	[11]	.06	[11]	.34	[11]	2.16	[11]
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62	[11]	—	[6]	7.60	[11]	.06	[11]	.35	[11]	7.46	[11]
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.30	[10,11]	.65	[9,11]
Class 4:
12/31/2022	11.75	.29	(1.55)	(1.26)	(.18)	(.27)	(.45)	10.04	(10.63)		25		.54		.54		.83		2.71
12/31/2021	10.83	.20	.85	1.05	(.09)	(.04)	(.13)	11.75	9.74		19		.62		.56		.84		1.76
12/31/2020	10.09	.27	.65	.92	(.18)	— [12]	(.18)	10.83	9.20		12		.93		.56		.85		2.58
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
IS 2010 Fund
Class 1:
12/31/2022	$11.63	$.32	$(1.38)	$(1.06)	$(.22)	$(.18)	$(.40)	$10.17	(9.15)%		$—	[6]	.04%		.04%		.32%		3.00%
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28		—	[6]	.08		.06		.33		2.07
12/31/2020	10.08	.25	.65	.90	(.22)	— [12]	(.22)	10.76	9.02		—	[6]	.10		.08		.37		2.51
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]
Class 1A:
12/31/2022	11.63	.32	(1.38)	(1.06)	(.22)	(.18)	(.40)	10.17	(9.15)		—	[6]	.04		.04		.32		3.00
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28		—	[6]	.08		.06		.33		2.07
12/31/2020	10.08	.26	.64	.90	(.22)	— [12]	(.22)	10.76	9.02		—	[6]	.10		.08		.37		2.51
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]
Class 2:
12/31/2022	11.63	.32	(1.38)	(1.06)	(.22)	(.18)	(.40)	10.17	(9.15)[11]		—	[6]	.04	[11]	.04	[11]	.32	[11]	3.00	[11]
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28	[11]	—	[6]	.08	[11]	.06	[11]	.33	[11]	2.07	[11]
12/31/2020	10.08	.25	.65	.90	(.22)	— [12]	(.22)	10.76	9.02	[11]	—	[6]	.10	[11]	.08	[11]	.37	[11]	2.51	[11]
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.30	[10,11]	.62	[9,11]
Class 4:
12/31/2022	11.58	.28	(1.40)	(1.12)	(.17)	(.18)	(.35)	10.11	(9.56)		430		.55		.55		.83		2.67
12/31/2021	10.74	.20	.73	.93	(.06)	(.03)	(.09)	11.58	8.75		315		.58		.56		.83		1.81
12/31/2020	10.08	.24	.62	.86	(.20)	— [12]	(.20)	10.74	8.55		126		.55		.55		.84		2.36
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]

Refer to the end of the tables for footnotes.

36	American Funds Insurance Series – Target Date Series

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes	2022	2021	2020	2019
IS 2035 Fund	88%	18%	48%	—%[13]
IS 2030 Fund	21	60	45	—	[13]
IS 2025 Fund	14	10	10	—	[13]
IS 2020 Fund	14	30	15	—	[13]
IS 2015 Fund	14	15	5	—	[13]
IS 2010 Fund	12	7	1	—	[13]

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for each of the funds. No expenses were accrued on any of the funds during the period December 6, 2019, commencement of operations, through December 31, 2019.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[5]	Unaudited.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	For the period December 6, 2019, commencement of operations, through December 31, 2019.
[9]	Not annualized.
[10]	Annualized.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	Amount less than $.01.
[13]	There was no turnover.

American Funds Insurance Series – Target Date Series	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund (six of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 17, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

38	American Funds Insurance Series – Target Date Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series – Target Date Series	39

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2035 Fund
Class 1 – actual return	$1,000.00	$1,021.08	$.15	.03%	$1.88	.37%
Class 1 – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 1A – actual return	1,000.00	1,021.08	.15	.03	1.88	.37
Class 1A – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 2 – actual return	1,000.00	1,021.08	.15	.03	1.88	.37
Class 2 – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 4 – actual return	1,000.00	1,018.58	2.59	.51	4.32	.85
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.33	.85
IS 2030 Fund
Class 1 – actual return	$1,000.00	$1,015.39	$.30	.06%	$1.93	.38%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 1A – actual return	1,000.00	1,015.39	.30	.06	1.93	.38
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 2 – actual return	1,000.00	1,015.39	.30	.06	1.93	.38
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 4 – actual return	1,000.00	1,013.00	2.74	.54	4.36	.86
Class 4 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.38	.86
IS 2025 Fund
Class 1 – actual return	$1,000.00	$1,011.23	$.30	.06%	$1.88	.37%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 1A – actual return	1,000.00	1,011.23	.30	.06	1.88	.37
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 2 – actual return	1,000.00	1,011.23	.30	.06	1.88	.37
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 4 – actual return	1,000.00	1,008.18	2.78	.55	4.35	.86
Class 4 – assumed 5% return	1,000.00	1,022.43	2.80	.55	4.38	.86
IS 2020 Fund
Class 1 – actual return	$1,000.00	$1,010.11	$.30	.06%	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 1A – actual return	1,000.00	1,010.11	.30	.06	1.77	.35
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 2 – actual return	1,000.00	1,010.11	.30	.06	1.77	.35
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 4 – actual return	1,000.00	1,007.75	2.83	.56	4.30	.85
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.33	.85
IS 2015 Fund
Class 1 – actual return	$1,000.00	$1,010.09	$.25	.05%	$1.72	.34%
Class 1 – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 1A – actual return	1,000.00	1,010.09	.25	.05	1.72	.34
Class 1A – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 2 – actual return	1,000.00	1,010.09	.25	.05	1.72	.34
Class 2 – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 4 – actual return	1,000.00	1,007.60	2.83	.56	4.30	.85
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.33	.85

Refer to the next page for footnotes.

40	American Funds Insurance Series – Target Date Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2010 Fund
Class 1 – actual return	$1,000.00	$1,007.44	$.30	.06%	$1.72	.34%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 1A – actual return	1,000.00	1,007.44	.30	.06	1.72	.34
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 2 – actual return	1,000.00	1,007.44	.30	.06	1.72	.34
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 4 – actual return	1,000.00	1,005.87	2.83	.56	4.25	.84
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.28	.84

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Target Date Series	41

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

42	American Funds Insurance Series – Target Date Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

American Funds Insurance Series – Target Date Series	43

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

44	American Funds Insurance Series – Target Date Series

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Target Date Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Target Date Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Target Date Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Target Date Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)        Not applicable.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2021 and December 31, 2022 were $2,568,503 and $2,575,395, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2021 and December 31, 2022, Deloitte billed $84,910 and $88,299, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for 17f-2 security count procedures for select portfolios for the years ended December 31, 2021 and 2022.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2021 and December 31, 2022 were $297,143 and $311,570, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2021 and December 31, 2022.

During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2021 and December 31, 2022 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)        The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2021 and 2022 were $142,033 and $43,280, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)   Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)(1)    The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)   The certification required under Section  906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2023

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2023